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As filed with the Securities and Exchange Commission on July 20, 2016

Registration No. 333-

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ☐
Post-Effective Amendment No. ☐
(Check appropriate box or boxes)

Ares Capital Corporation
(Exact Name of Registrant as Specified in Charter)

245 Park Avenue, 44th Floor
New York, New York 10167
(Address of Principal Executive Offices)

Telephone Number: (212) 750-7300
(Area Code and Telephone Number)

Joshua M. Bloomstein
General Counsel
Ares Capital Corporation
245 Park Avenue, 44th Floor
New York, New York 10167
(212) 750-7300
(Name and Address of Agent for Service)

Copies of information to:

Monica J. Shilling Proskauer Rose LLP 2049 Century Park East, 32nd Floor Los Angeles, CA 90067 Telephone: (310) 557-2900	M. Adel Aslani-Far James C. Gorton Paul F. Kukish Latham & Watkins LLP 885 Third Avenue New York, NY 10022 Telephone: (212) 906-1200	David J. Goldschmidt Michael K. Hoffman Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, NY 10036 Telephone: (212) 735-3000

          Approximate Date of Proposed Public Offering:    As soon as practicable after this registration statement becomes effective and upon the completion of the mergers described in the enclosed document.

Calculation of Registration Fee
under the Securities Act of 1933:

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Share of Common Stock	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)(4)

Common Stock, $0.001 par value per share	110,767,419 shares	N/A	$1,782,247,771.71	$179,472.35

(1)
The number of shares to be registered represents the maximum number of shares of the registrant's common stock estimated to be issuable pursuant to the merger agreement described in the enclosed document. Pursuant to Rule 416, this registration statement also covers additional securities that may be issued as a result of stock splits, stock dividends or similar transactions.

(2)
Estimated solely for the purpose of calculating the registration fee and calculated pursuant to Rules 457(c) and 457(f)(1) under the Securities Act of 1933, as amended, the proposed maximum aggregate offering price is equal to: (1) $16.09, the average of the high and low prices per share of American Capital, Ltd.'s common stock (the securities to be cancelled in the mergers) on July 19, 2016, as reported on the NASDAQ Global Select Market, multiplied by (2) 110,767,419, the maximum number of shares of the registrant's common stock expected to be issued in accordance with the terms of the merger agreement.

(3)
Based on a rate of $100.70 per $1,000,000 of the proposed maximum aggregate offering price.

(4)
Pursuant to Rule 457(p) under the Securities Act of 1933, as amended, an unused registration fee of $46,500.00 that was previously paid in connection with the filing of a registration statement for the registrant on March 5, 2015 (File No. 333-202530) has been offset against the registration fee for this registration statement. The amount stated includes a payment of $132,972.35 paid in connection with the filing of this registration statement and the unused registration fee of $46,500.00 previously paid on March 5, 2015.

          The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This document shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

PRELIMINARY—SUBJECT TO COMPLETION—DATED JULY 20, 2016

[    •    ], 2016

 MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Stockholder,

             On May 23, 2016, Ares Capital Corporation, or "Ares Capital," and American Capital, Ltd., or "American Capital," entered into an Agreement and Plan of Merger, or the "merger agreement," pursuant to which: (1) Orion Acquisition Sub, Inc., a wholly owned subsidiary of Ares Capital, will merge with and into American Capital, with American Capital being the surviving entity in such merger and a wholly owned subsidiary of Ares Capital, which we refer to as the "merger" and (2) American Capital Asset Management, LLC, a wholly owned portfolio company of American Capital, or "ACAM," will merge with and into Ivy Hill Asset Management, L.P., a wholly owned portfolio company of Ares Capital, or "IHAM," with IHAM being the surviving entity in such merger, which we refer to as the "ACAM merger" and, together with the merger, the "mergers." Immediately thereafter, American Capital will convert into a Delaware limited liability company and withdraw its election as a "business development company" (as defined in the Investment Company Act of 1940, as amended, or the "Investment Company Act"). Separately, on July 1, 2016, American Capital completed the sale of American Capital Mortgage Management, LLC, a wholly owned subsidiary of ACAM, to American Capital Agency Corp., pursuant to a definitive agreement entered into on May 23, 2016, or the "Mortgage Manager Sale." The mergers and the other transactions contemplated by the merger agreement, including the Mortgage Manager Sale, are collectively referred to as the "Transactions."

             Upon the completion of the mergers, and subject to the terms and conditions of the merger agreement, each share of American Capital common stock issued and outstanding immediately prior to the effective time of the mergers will be converted into the right to receive, in accordance with the merger agreement, (1) $6.41 per share in cash from Ares Capital, (2) $1.20 per share in cash from Ares Capital's investment adviser, Ares Capital Management LLC, acting solely on its own behalf, (3) 0.483 shares of common stock, par value $0.001 per share, of Ares Capital, or the "exchange ratio," subject to the payment of cash instead of fractional shares, (4) $2.45 per share in cash, which amount represents the per share cash consideration paid to American Capital pursuant to the Mortgage Manager Sale, and (5) (A) if the closing occurs after the record date with respect to Ares Capital's dividend payable with respect to the fourth quarter of 2016, 37.5% of the exchange ratio times Ares Capital's dividend for such quarter, plus (B) if the closing occurs after the record date with respect to Ares Capital's dividend payable with respect to the first quarter of 2017, 75% of the exchange ratio times Ares Capital's dividend for such quarter, plus (C) if the closing occurs after the record date with respect to Ares Capital's dividend for any subsequent quarter beginning with the second quarter of 2017, 100% of the exchange ratio times Ares Capital's dividend for such quarter. Based on the number of shares of American Capital common stock outstanding on the date of the merger agreement, this would result in approximately 110.8 million shares of Ares Capital common stock being exchanged for approximately 229.3 million outstanding shares of American Capital common stock, subject to adjustment in certain limited circumstances.

             Ares Capital is a specialty finance company that is an externally managed closed-end, non-diversified management investment company incorporated in Maryland. American Capital is an internally managed closed-end, non-diversified management investment company incorporated in Delaware. Ares Capital and American Capital have elected to be regulated as business development companies under the Investment Company Act. Ares Capital's investment objective is to generate both current income and capital appreciation through debt and equity investments. American Capital's primary business objectives are to increase its net earnings and net asset value by making investments with attractive current yields and/or potential for equity appreciation and realized gains and by growing its fee earning assets under management.

             The market prices of both Ares Capital common stock and American Capital common stock will fluctuate before the completion of the Transactions, and the market value of the stock portion of the merger consideration will fluctuate with the market price of Ares Capital common stock. You should obtain current stock price quotations for Ares Capital and American Capital common stock. Ares Capital common stock trades on NASDAQ under the symbol "ARCC." American Capital common stock trades on NASDAQ under the symbol "ACAS."

             Your vote is extremely important. At a special meeting of Ares Capital stockholders, Ares Capital stockholders will be asked to vote on the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share). The stock issuance proposal requires, for purposes of NASDAQ Listing Rule 5635(a), the affirmative vote of at least a majority of all of the votes cast on the matter at a meeting at which a quorum is present (meaning the number of shares voted "for" a proposal must exceed the number of shares voted "against" such proposal).

             In addition, stockholder approval is required under the Investment Company Act if the shares of Ares Capital common stock are to be issued at the effective time at a price below its then current net asset value per share. That approval may be obtained in either of two ways. First, the stock issuance proposal can be approved for purposes of the Investment Company Act by the affirmative vote of both (1) a majority of the outstanding shares of Ares Capital common stock and (2) a majority of the outstanding shares of Ares Capital common stock held by persons that are not affiliated persons of Ares Capital. For these purposes, the Investment Company Act defines a "majority of the outstanding shares" as the lesser of (1) 67% or more of the outstanding shares of Ares Capital common stock present or represented by proxy at the Ares Capital special meeting if the holders of more than 50% of the shares of Ares Capital common stock are present or represented by proxy or (2) more than 50% of the outstanding shares of Ares Capital common stock. In order to issue shares at a price below net asset value pursuant to this approval, Ares Capital's board of directors would need to make certain determinations as required under the Investment Company Act. Second, the proposal can also be approved for purposes of the Investment Company Act if it receives approval from a majority of the number of the beneficial holders of Ares Capital common stock, without regard to whether a majority of such shares are voted in favor of the proposal. For purposes of approval under the Investment Company Act, abstentions will have the effect of a vote "against" the proposal. Although Ares Capital currently is permitted under the Investment Company Act to issue shares of Ares Capital common stock at a price below its then current net asset value pursuant to stockholder approval granted at a special meeting of Ares Capital stockholders held on May 12, 2016, such authority is limited to an amount not to exceed 25% of its then outstanding shares of Ares Capital common stock. If the shares of Ares Capital common stock to be issued pursuant to the merger agreement are issued at a price that is equal to or above Ares Capital's then current net asset value, or if the amount of Ares Capital common stock to be issued pursuant to the merger agreement at a price below then current net asset value does not exceed 25% of Ares Capital's then outstanding shares and Ares Capital's board of directors makes certain determinations as required under the Investment Company Act, no shareholder approval is required under the Investment Company Act for the stock issuance proposal.

             Ares Capital urges you to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you plan to attend the Ares Capital special meeting. Instructions are shown on the proxy card. If your shares are held in the name of a bank, broker or other nominee, please follow the instructions on the voting instruction card furnished to you by such record holder. If you have any questions about the Transactions or need assistance voting your shares, please call D. F. King & Co., Inc., which is assisting Ares Capital with the solicitation of proxies, toll-free at 1-800-967-7635 or call collect at 1-212-269-5550.

             After careful consideration, the board of directors, including the independent directors, of Ares Capital unanimously recommends that its stockholders vote "FOR" the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share) described in this document and "FOR" the adjournment of the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Ares Capital special meeting to approve the foregoing proposal.

             This document describes the American Capital annual meeting, the Ares Capital special meeting, the Transactions, the merger agreement, the other documents related to the Transactions and other related matters that an Ares Capital stockholder ought to know before voting on the proposals described herein and should be retained for future reference. Please carefully read this entire document, including "Risk Factors" beginning on page 40, for a discussion of the risks relating to the Transactions. You also can obtain information about Ares Capital and American Capital from documents that each has filed with the Securities and Exchange Commission. See "Where You Can Find More Information" for instructions on how to obtain such information.

Sincerely,
Michael J Arougheti Co-Chairman of the Board of Directors
Bennett Rosenthal Co-Chairman of the Board of Directors
R. Kipp deVeer Chief Executive Officer

             The Securities and Exchange Commission has not approved or disapproved the Ares Capital common stock to be issued under this document or determined if this document is accurate or adequate. Any representation to the contrary is a criminal offense.

             The date of this document is [    •    ], 2016 and it is first being mailed or otherwise delivered to Ares Capital's stockholders on or about [    •    ], 2016.

Ares Capital Corporation
245 Park Avenue, 44th Floor
New York, New York 10167
(212) 750-7300

             In addition, if you have questions about the Transactions or this document, would like additional copies of this document or need to obtain proxy cards or other information related to the proxy solicitation, you may contact D.F. King & Co., Inc., Ares Capital's proxy solicitor, at the address and telephone number listed below. You will not be charged for any of these documents that you request.

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
1-800-967-7635 (toll free) or 1-212-269-5550 (call collect)

Ares Capital Corporation
245 Park Avenue, 44th Floor
New York, New York 10167

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [    •    ], 2016

To the Stockholders of Ares Capital Corporation:

          Notice is hereby given that Ares Capital Corporation, a Maryland corporation, or "Ares Capital," will hold a Special Meeting of the Stockholders of Ares Capital, or the "Ares Capital special meeting," on [    •    ], 2016 at [    •    ], Eastern Time, at [    •    ] for the following purposes:

            1.       To consider and vote upon a proposal to approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the Agreement and Plan of Merger, as such agreement may be amended from time to time, or the "merger agreement," dated as of May 23, 2016, by and among Ares Capital, American Capital, Ltd., Orion Acquisition Sub, Inc., a wholly owned subsidiary of Ares Capital, Ivy Hill Asset Management, L.P., or "IHAM," a wholly owned portfolio company of Ares Capital, Ivy Hill Asset Management GP, LLC, in its capacity as general partner of IHAM, American Capital Asset Management, LLC, and solely for the limited purposes set forth therein, Ares Capital Management LLC, Ares Capital's investment adviser (including, if applicable, at a price below its then current net asset value per share); and

            2.       To consider and vote upon a proposal to approve the adjournment of the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Ares Capital special meeting to approve the foregoing proposal.

          Only the holders of record of shares of Ares Capital common stock at the close of business on [    •    ], 2016 will be entitled to receive notice of and vote at the Ares Capital special meeting.

          It is important that all Ares Capital stockholders participate in the affairs of Ares Capital, regardless of the number of shares owned. Accordingly, Ares Capital urges you to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you plan to attend the meeting. Instructions are shown on the proxy card.

          You have the option to revoke the proxy at any time prior to the meeting or to vote your shares in person if you attend the meeting and are the record owner of the shares.

          The Ares Capital board of directors, including the independent directors, has unanimously approved the merger agreement, the transactions contemplated thereby and the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share) and unanimously recommends that Ares Capital stockholders vote "FOR" the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share) and "FOR" the adjournment of the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Ares Capital special meeting to approve the foregoing proposal.

                      By Order of the Board of Directors,

                      Joshua M. Bloomstein
                       Secretary

New York, New York
[    •    ], 2016

YOUR VOTE IS IMPORTANT!

          ARES CAPITAL URGES YOU TO PROMPTLY FILL OUT, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR AUTHORIZE YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET AS SOON AS POSSIBLE EVEN IF YOU PLAN TO ATTEND THE ARES CAPITAL SPECIAL MEETING. INSTRUCTIONS ARE SHOWN ON THE PROXY CARD. If your shares are held in the name of a bank, broker or other nominee, please follow the instructions on the voting instruction card furnished to you by such record holder.

          This document provides a description of the merger agreement, the transactions contemplated thereby, and the matters to be considered at the Ares Capital special meeting. Ares Capital urges you to read this document and its annexes carefully and in their entirety. If you have any questions concerning the merger agreement, the transactions contemplated thereby, or the matters to be considered at the Ares Capital special meeting or this document, would like additional copies of this document or need help voting your shares, please contact Ares Capital's proxy solicitor:

D. F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
1-800-967-7635 (toll free)
1-212-269-5550 (call collect)

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This document shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

PRELIMINARY—SUBJECT TO COMPLETION—DATED JULY 20, 2016

[    •    ], 2016

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Stockholder,

             On May 23, 2016, American Capital, Ltd., or "American Capital," and Ares Capital Corporation, or "Ares Capital," entered into an Agreement and Plan of Merger, or the "merger agreement," pursuant to which: (1) Orion Acquisition Sub, Inc., a wholly owned subsidiary of Ares Capital, will merge with and into American Capital, with American Capital being the surviving entity in such merger and a wholly owned subsidiary of Ares Capital, which we refer to as the "merger" and (2) American Capital Asset Management, LLC, a wholly owned portfolio company of American Capital, or "ACAM," will merge with and into Ivy Hill Asset Management, L.P., a wholly owned portfolio company of Ares Capital, or "IHAM," with IHAM being the surviving entity in such merger, which we refer to as the "ACAM merger" and, together with the merger, the "mergers." Immediately thereafter, American Capital will convert into a Delaware limited liability company and withdraw its election as a "business development company" (as defined in the Investment Company Act of 1940, as amended, or the "Investment Company Act"). Separately, on July 1, 2016, American Capital completed the sale of American Capital Mortgage Management, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of ACAM, to American Capital Agency Corp., a Delaware corporation, pursuant to a definitive agreement entered into on May 23, 2016 (the "Mortgage Manager Sale"). The mergers and the other transactions contemplated by the merger agreement, including the Mortgage Manager Sale, are collectively referred to as the "Transactions."

             Upon the completion of the mergers, and subject to the terms and conditions of the merger agreement, each share of American Capital common stock issued and outstanding immediately prior to the effective time of the mergers will be converted into the right to receive, in accordance with the merger agreement, (1) $6.41 per share in cash from Ares Capital, (2) $1.20 per share in cash from Ares Capital's investment adviser, Ares Capital Management LLC, acting solely on its own behalf, (3) 0.483 shares of common stock, par value $0.001 per share, of Ares Capital, or the "exchange ratio," subject to the payment of cash instead of fractional shares, (4) $2.45 per share in cash, which amount represents the per share cash consideration paid to American Capital pursuant to the Mortgage Manager Sale, and (5) (A) if the closing occurs after the record date with respect to Ares Capital's dividend payable with respect to the fourth quarter of 2016, 37.5% of the exchange ratio times Ares Capital's dividend for such quarter, plus (B) if the closing occurs after the record date with respect to Ares Capital's dividend payable with respect to the first quarter of 2017, 75% of the exchange ratio times Ares Capital's dividend for such quarter, plus (C) if the closing occurs after the record date with respect to Ares Capital's dividend for any subsequent quarter beginning with the second quarter of 2017, 100% of the exchange ratio times Ares Capital's dividend for such quarter. Based on the number of shares of American Capital common stock outstanding on the date of the merger agreement, this would result in approximately 110.8 million shares of Ares Capital common stock being exchanged for approximately 229.3 million outstanding shares of American Capital common stock, subject to adjustment in certain limited circumstances.

             Ares Capital is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. Ares Capital, like American Capital, has elected to be regulated as a business development company under the Investment Company Act. Ares Capital's investment objective is to generate both current income and capital appreciation through debt and equity investments. American Capital's primary business objectives are to increase its net earnings and net asset value by making investments with attractive current yields and/or potential for equity appreciation and realized gains and by growing its fee earning assets under management.

             The market prices of both American Capital common stock and Ares Capital common stock will fluctuate before the completion of the Transactions, and the market value of the stock portion of the merger consideration will fluctuate with the market price of Ares Capital common stock. You should obtain current stock price quotations for American Capital and Ares Capital common stock. American Capital common stock trades on NASDAQ under the symbol "ACAS." Ares Capital common stock trades on NASDAQ under the symbol "ARCC."

        Your vote is extremely important.    At the annual meeting of American Capital stockholders, American Capital stockholders will be asked:

  •
  to adopt the merger agreement, which provides for the mergers and certain other transactions as contemplated therein;

  •
  to approve, on an advisory, non-binding basis, the payment of certain compensation that will or may become payable to American Capital's named executive officers in connection with the adoption of the merger agreement and the completion of the mergers and certain other transactions as contemplated therein;

  •
  to approve any adjournments of the American Capital annual meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the meeting to adopt the merger agreement;

  •
  to elect 10 directors to American Capital's board of directors, each to serve a one-year term; and

  •
  to ratify the appointment of Ernst & Young LLP to serve as American Capital's independent public accountant for the year ending December 31, 2016.

             The merger agreement proposal requires that a majority of the outstanding shares of American Capital common stock entitled to vote on such proposal vote "for" the adoption of the merger agreement in order for such proposal to be approved. The advisory (non-binding) vote on compensation proposal, the adjournment proposal and the independent public accountant proposal each require that a majority of the votes cast by the holders of American Capital common stock present or represented and entitled to vote on such proposal at the American Capital annual meeting vote "for" such proposal in order for it to be approved. To be elected to American Capital's board of directors, each director nominee must receive a majority of the votes cast by the holders of American Capital common stock present or represented and entitled to vote at the American Capital annual meeting. In the context of the election of 10 directors, this means that each of the 10 director nominees will be required to receive more votes "for" than "against" in order to be elected.

             American Capital urges you to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you plan to attend the American Capital annual meeting. Instructions are shown on the proxy card. If your shares are held in the name of a bank, broker or other nominee, please follow the instructions on the voting instruction card furnished to you by such record holder. If you have any questions about any of the matters to be voted on at the American Capital annual meeting or this document or need assistance voting your shares, please call Georgeson Inc., which is assisting American Capital with the solicitation of proxies, toll-free at 1-866-628-6079.

             After careful consideration, the American Capital board of directors, including the independent directors, unanimously recommends that its stockholders vote:

  •
  "FOR" the adoption of the merger agreement, which provides for the mergers and certain other transactions as contemplated therein;

  •
  "FOR" the approval, on an advisory, non-binding basis, of the payment of certain compensation that will or may become payable to American Capital's named executive officers in connection with the adoption of the merger agreement and the completion of the mergers and certain other transactions as contemplated therein;

  •
  "FOR" the approval of any adjournments of the American Capital annual meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the meeting to adopt the merger agreement;

  •
  "FOR" the election of 10 directors to American Capital's board of directors, each to serve a one-year term; and

  •
  "FOR" the ratification of the appointment of Ernst & Young LLP to serve as American Capital's independent public accountant for the year ending December 31, 2016.

             This document describes the American Capital annual meeting, the Ares Capital special meeting, the Transactions, the merger agreement, the other documents related to the Transactions and other related matters that an American Capital stockholder ought to know before voting on the proposals described herein and should be retained for future reference. Please carefully read this entire document, including "Risk Factors" beginning on page 40, for a discussion of the risks relating to the Transactions. You also can obtain information about American Capital and Ares Capital from documents that each has filed with the Securities and Exchange Commission. See "Where You Can Find More Information" for instructions on how to obtain such information.

Sincerely,
Malon Wilkus
Chairman and Chief Executive Officer

             The Securities and Exchange Commission has not approved or disapproved the Ares Capital common stock to be issued under this document or the Transactions described in this document, or determined if this document is accurate or adequate. Any representation to the contrary is a criminal offense.

             The date of this document is [    •    ], 2016 and it is first being mailed or otherwise delivered to American Capital's stockholders on or about [    •    ], 2016.

American Capital, Ltd.
2 Bethesda Metro Center, 14th Floor
Bethesda, Maryland 20814
(301) 951-5917

             In addition, if you have any questions about any of the matters to be voted on at the American Capital annual meeting or this document, would like additional copies of this document or need to obtain proxy cards or other information related to the proxy solicitation, you may contact Georgeson Inc., American Capital's proxy solicitor, at the address and telephone numbers listed below. You will not be charged for any of these documents that you request.

Georgeson Inc.
1290 Avenue of the Americas
New York, New York 10104
1-866-628-6079 (toll free) or 1-781-575-2137 (international)
acas@georgeson.com (email)

AMERICAN CAPITAL, LTD.
NOTICE OF 2016 ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON [    •    ], 2016

DATE AND TIME	[•], [•], 2016 at 9:00 a.m., Eastern Time
PLACE	Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland 20814
ITEMS OF BUSINESS	1)	To adopt the Agreement and Plan of Merger, dated as of May 23, 2016, or the "merger agreement," by and among Ares Capital Corporation, Orion Acquisition Sub, Inc., or "Acquisition Sub," American Capital, Ltd., or "American Capital," American Capital Asset Management, LLC, or "ACAM," Ivy Hill Asset Management, L.P., or "IHAM," Ivy Hill Asset Management GP, LLC and, solely for purposes of certain provisions therein, Ares Capital Management LLC, which the merger agreement provides for the merger of Acquisition Sub with and into American Capital, which we refer to as the "merger," and the merger of ACAM with and into IHAM, which we refer to as the "ACAM merger" and together with the merger, the "mergers," and certain other transactions as contemplated therein.
	2)	To approve, on an advisory, non-binding basis, the payment of certain compensation that will or may become payable to American Capital's named executive officers in connection with the adoption of the merger agreement and the completion of the mergers and certain other transactions as contemplated therein.
	3)	To approve any adjournments of the American Capital annual meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the meeting to adopt the merger agreement.
	4)	To elect 10 directors to American Capital's board of directors, each to serve a one-year term.
	5)	To ratify the appointment of Ernst & Young LLP to serve as American Capital's independent public accountant for the year ending December 31, 2016.
	6)	To transact such other business as may properly come before the American Capital annual meeting or any adjournments or postponements thereof.
In addition, there will be a presentation on the transactions contemplated by the merger agreement, including the mergers, and stockholders will have an opportunity to ask questions.
The foregoing items of business are more fully described in this document, and a copy of the merger agreement is attached as Annex A to this document. You are encouraged to read this document and the merger agreement, as well as the other exhibits to this document, in their entirety.
BOARD OF DIRECTORS RECOMMENDATIONS	American Capital's board of directors, including the independent directors, unanimously recommends that American Capital stockholders vote:
• "FOR" the adoption of the merger agreement, which provides for the mergers and certain other transactions as contemplated therein.

•

"FOR" the approval, on an advisory, non-binding basis, of the payment of certain compensation that will or may become payable to American Capital's named executive officers in connection with the adoption of the merger agreement and the completion of the mergers and certain other transactions as contemplated therein;

•

"FOR" the approval of any adjournments of the American Capital annual meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the meeting to adopt the merger agreement;

• "FOR" the election of 10 directors to American Capital's board of directors, each to serve a one-year term; and
• "FOR" the ratification of the appointment of Ernst & Young LLP to serve as American Capital's independent public accountant for the year ending December 31, 2016.
WHO CAN VOTE	You are entitled to notice of, and to vote at, the American Capital annual meeting and any adjournments or postponements of the meeting if you were a stockholder of record at the close of business on [•], 2016.
VOTING	Your vote is important, and we urge you to vote. You may vote in person at the American Capital annual meeting, by telephone, through the internet or by mailing your completed proxy card (or voting instruction form, if you hold your shares through a broker, bank or other nominee). See "The Annual Meeting of American Capital—Voting of Proxies" in this document for additional information regarding voting.
MEETING ADMISSION	If you wish to attend the American Capital annual meeting in person, we request that you register in advance with our Investor Relations department by following the instructions set forth in "The Annual Meeting of American Capital—Date, Time and Place of the American Capital Annual Meeting" in this document.
DATE OF DISTRIBUTION	This notice, this document, the accompanying proxy card and our annual report to stockholders, which includes our annual report on Form 10-K with audited financial statements for the year ended December 31, 2015, as amended, are first being sent to our stockholders on or about [•], 2016.

By Order of the Board of Directors,
Samuel A. Flax Executive Vice President, General Counsel, Chief Compliance Officer and Secretary [•], 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
2016 ANNUAL MEETING OF AMERICAN CAPITAL STOCKHOLDERS TO BE HELD ON [    •    ], 2016

        This document and our annual report to stockholders, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2015, as amended, are available free of charge on the internet at http://www.ACAS.com/2016proxymaterials.

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TABLE OF CONTENTS	i
ABOUT THIS DOCUMENT	1
QUESTIONS AND ANSWERS ABOUT THE AMERICAN CAPITAL ANNUAL MEETING, THE ARES CAPITAL SPECIAL MEETING AND THE TRANSACTIONS	2
SUMMARY	19
RISK FACTORS	40
Risks Relating to Ares Capital	40
Risks Relating to American Capital	69
Risks Relating to the Transactions	79
COMPARATIVE FEES AND EXPENSES	88
SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF AMERICAN CAPITAL	93
SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF ARES CAPITAL	97
UNAUDITED SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA	101
UNAUDITED PRO FORMA PER SHARE DATA	103
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	104
THE ANNUAL MEETING OF AMERICAN CAPITAL	106
THE SPECIAL MEETING OF ARES CAPITAL	112
AMERICAN CAPITAL AND ARES CAPITAL PROPOSAL #1: ADOPTION OF THE MERGER AGREEMENT AND ISSUANCE OF ARES CAPITAL COMMON STOCK PURSUANT TO THE MERGER AGREEMENT	117
General Description of the Transactions	117
Background of the Transactions	117
Reasons for the Transactions	140
Recommendation of the Board of Directors of American Capital	152
Recommendation of the Board of Directors of Ares Capital	153
Opinions of Financial Advisors to the American Capital Board of Directors	153
Opinions of Financial Advisors to the Ares Capital Board of Directors	168
Financing of the Transactions	187
Financial Forecasts and Estimates	188
Stockholder Voting and Support Agreements	194
Elliott Settlement Agreement	195
Transaction Support Fee Waiver Agreement	197
Mortgage Manager Purchase Agreement	197
Interests of Certain Persons Related to American Capital in the Transactions	198
Interests of Ares Capital's Investment Adviser in the Transactions	205
Regulatory Approvals Required for the Transactions	206
Other Third Party Consents Required for the Transactions	206
Listing of Ares Capital Common Stock	206
Board of Directors and Management of the Combined Company Following Completion of the Transactions	207
DESCRIPTION OF THE MERGER AGREEMENT	208
ACCOUNTING TREATMENT	228
MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER	229
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS	243

i

ii

Page
OTHER MATTERS	610
STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2017 ANNUAL MEETING	611
STOCKHOLDERS SHARING AN ADDRESS	613
WHERE YOU CAN FIND MORE INFORMATION	614
INDEX TO FINANCIAL STATEMENTS	F-1
ANNEX A
Agreement and Plan of Merger	ANNEX A-1
ANNEX B
Opinion of Goldman, Sachs & Co.	ANNEX B-1
ANNEX C
Opinion of Credit Suisse Securities (USA) LLC	ANNEX C-1
ANNEX D
Opinion of Wells Fargo Securities, LLC	ANNEX D-1
ANNEX E
Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated	ANNEX E-1
ANNEX F
Section 262 of the General Corporation Law of the State of Delaware	ANNEX F-1
OTHER INFORMATION	C-1

iii

 ABOUT THIS DOCUMENT

        This document, which forms part of a registration statement on Form N-14 filed with the Securities and Exchange Commission, or the "SEC," by Ares Capital (File No. 333-[    •    ]), constitutes a prospectus of Ares Capital under Section 5 of the Securities Act of 1933, as amended, or the "Securities Act," with respect to the shares of Ares Capital common stock to be issued to American Capital's stockholders as required by the merger agreement.

        This document also constitutes a joint proxy statement of Ares Capital and American Capital under Section 14(a) of the Securities Exchange Act of 1934, as amended, or the "Exchange Act." It also constitutes a notice of meeting with respect to the annual meeting of American Capital stockholders, at which American Capital stockholders will be asked to vote on a proposal to adopt the merger agreement, a proposal to approve an advisory (non-binding) resolution on executive compensation, a proposal to approve an adjournment of the American Capital annual meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the American Capital annual meeting to adopt the merger agreement, a proposal to elect directors and a proposal to ratify the appointment of Ernst & Young LLP as American Capital's independent public accountants for the year ending December 31, 2016. This document also constitutes a notice of meeting with respect to the special meeting of Ares Capital stockholders, at which Ares Capital stockholders will be asked to vote on a proposal to approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share) and a proposal to adjourn the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Ares Capital special meeting to approve the foregoing proposal. Information about these meetings and the Transactions is contained in this document.

        You should rely only on the information contained in this document. No one has been authorized to provide you with information that is different from that contained in this document. This document is dated [    •    ], 2016. You should not assume that the information contained in this document is accurate as of any date other than that date. Neither the mailing of this document to Ares Capital stockholders or American Capital stockholders nor the issuance by Ares Capital of the shares of Ares Capital common stock to be issued pursuant to the merger agreement will create any implication to the contrary.

        This document does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

        Except where the context otherwise indicates, information contained in this document regarding Ares Capital has been provided by Ares Capital and information contained in this document regarding American Capital has been provided by American Capital.

 QUESTIONS AND ANSWERS ABOUT THE AMERICAN CAPITAL ANNUAL MEETING, THE ARES CAPITAL SPECIAL MEETING AND THE TRANSACTIONS

        The questions and answers below highlight only selected information from this document. They do not contain all of the information that may be important to you. You should carefully read this entire document to fully understand the merger agreement and the Transactions (as defined below), and the voting procedures for the American Capital annual meeting and Ares Capital special meeting. Unless otherwise indicated in this document or the context otherwise requires, throughout this document we generally refer to Ares Capital Corporation and, where applicable, its consolidated subsidiaries as "Ares Capital," its investment adviser Ares Capital Management LLC as "Ares Capital Management" or as "investment adviser," Ares Operations LLC as "Ares Operations," Ares Management, L.P. and its affiliated companies (other than portfolio companies of its affiliated funds) as "Ares" or as "Ares Management," American Capital, Ltd. and, where applicable, its consolidated subsidiaries as "American Capital," Orion Acquisition Sub, Inc., a wholly owned subsidiary of Ares Capital, as "Acquisition Sub," Ivy Hill Asset Management, L.P., a wholly owned portfolio company of Ares Capital, as "IHAM," Ivy Hill Asset Management GP, LLC, the general partner of IHAM, as "IHAM GP," American Capital Asset Management, LLC, a wholly owned portfolio company of American Capital, as "ACAM," the Agreement and Plan of Merger by and among Ares Capital, American Capital, Acquisition Sub, IHAM, IHAM GP, ACAM, and solely for the limited purposes set forth therein, Ares Capital Management, as the "merger agreement," the sale by ACAM of American Capital Mortgage Management, LLC, a wholly owned subsidiary of ACAM or "ACMM," to American Capital Agency Corp. or "AGNC," which was completed on July 1, 2016, as the "Mortgage Manager Sale," the merger of Acquisition Sub with and into American Capital as the "merger," the merger of ACAM with and into IHAM as the "ACAM merger" and, together with the merger, the "mergers," the effective time of the mergers as the "effective time," and the mergers and the other transactions contemplated by the merger agreement, including the Mortgage Manager Sale, collectively as the "Transactions."

Q:    Why am I receiving these materials?

A:
American Capital and Ares Capital are sending these materials to their respective stockholders to help them decide how to vote their shares of American Capital or Ares Capital common stock, as the case may be, at the American Capital annual meeting and the Ares Capital special meeting, as applicable, concerning the Transactions.

  At the American Capital annual meeting, American Capital common stockholders will be asked to vote on (1) a proposal to adopt the merger agreement, (2) a proposal to approve on an advisory, non-binding, basis the payment of certain compensation that will or may become payable to American Capital's named executive officers in connection with the adoption of the merger agreement and the completion of the Transactions, (3) a proposal to approve any adjournments of the American Capital annual meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the American Capital annual meeting to adopt the merger agreement, (4) a proposal to elect 10 directors, each to serve a one-year term, and (5) a proposal to ratify the appointment of Ernst & Young LLP to serve as American Capital's independent public accountant for the year ending December 31, 2016.

  At the Ares Capital special meeting, Ares Capital common stockholders will be asked to vote on (1) a proposal to approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share) and (2) a proposal to adjourn the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Ares Capital special meeting to approve the foregoing proposal. Information about these meetings and the Transactions is contained in this document.

  The boards of directors of American Capital and Ares Capital have both unanimously approved the Transactions, as in the best interests of American Capital and Ares Capital, respectively, and their respective stockholders. The board of directors of Ares Capital has also unanimously approved the issuance of shares of Ares Capital common stock to be issued pursuant to the merger agreement. Please see the section entitled "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Reasons for the Transactions" for an important discussion of the Transactions.

  This document summarizes the information regarding the matters to be voted upon at the annual meeting of American Capital and special meeting of Ares Capital. However, you do not need to attend your applicable stockholder meeting to vote your shares. You may simply sign the enclosed WHITE proxy card and return it promptly in the postage-paid envelope provided or authorize your proxy by telephone or through the Internet. Instructions are shown on the proxy card. It is very important that you vote your shares at your applicable stockholder meeting. The Transactions cannot be completed unless American Capital stockholders adopt the merger agreement and Ares Capital stockholders approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share).

  If you hold some or all of your shares in a brokerage account, other than the proposal to ratify Ernst & Young, LLP as American Capital's accountants, your broker will not be permitted to vote your shares unless you provide them with instructions on how to vote your shares. For this reason, you should provide your broker with instructions on how to vote your shares or arrange to attend your applicable stockholder meeting and vote your shares in person. Stockholders are urged to authorize proxies by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details. If your broker holds your shares and you attend your applicable stockholder meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares.

  If you are an American Capital stockholder and do not provide your broker with instructions or vote at the American Capital annual meeting, it will have the same effect as a vote "against" adoption of the merger agreement.

  If you are an Ares Capital stockholder and do not provide your broker with instructions to vote your shares or you do not vote at the Ares Capital special meeting, it will have the same effect as a vote "against" approval of the issuance of shares of Ares Capital common stock at a price below its then current net asset value per share for purposes of the Investment Company Act of 1940, as amended, or the "Investment Company Act."

Q:    When and where is the American Capital annual meeting?

A:
The American Capital annual meeting will take place on [    •    ], 2016 at 9:00 a.m., Eastern Time, at the Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland 20814.

Q:    When and where is the Ares Capital special meeting?

A:
The Ares Capital special meeting will take place on [    •    ], 2016 at [    •    ], Eastern Time, at [    •    ].

Q:    What is happening at the American Capital annual meeting?

A:
American Capital stockholders are being asked to consider and vote on the following matters at their annual meeting:

•
a proposal to adopt the merger agreement, which provides for the mergers and certain other transactions as contemplated therein;

•
a proposal to approve on an advisory, non-binding, basis the payment of certain compensation that will or may become payable to American Capital's named executive officers in connection with the adoption of the merger agreement and the completion of the mergers and certain other transactions as contemplated therein;

•
a proposal to approve any adjournments of the American Capital annual meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the American Capital annual meeting to adopt the merger agreement;

•
a proposal to elect 10 directors to American Capital's board of directors, each to serve a one-year term; and

•
a proposal to ratify the appointment of Ernst & Young LLP to serve as American Capital's independent public accountant for the year ending December 31, 2016.

Q:    What is happening at the Ares Capital special meeting?

A:
Ares Capital stockholders are being asked to consider and vote on the following matters at their special meeting:

•
a proposal to approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement, as such agreement may be amended from time to time (including, if applicable, at a price below its then current net asset value per share); and

•
a proposal to approve any adjournments of the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Ares Capital special meeting to approve the foregoing proposal.

Q:    What will happen in the Transactions?

A:
Subject to the terms and conditions of the merger agreement, two mergers will occur: (1) Acquisition Sub will merge with and into American Capital, with American Capital remaining as the surviving entity in the merger as a wholly owned subsidiary of Ares Capital and (2) ACAM will merge with and into IHAM, with IHAM remaining as the surviving entity in the ACAM merger. Immediately following the mergers, American Capital will convert into a Delaware limited liability company and withdraw its election as a "business development company" (as defined in the Investment Company Act), or "BDC."

Q:    What will American Capital stockholders receive in the Transactions?

A:
Upon the completion of the mergers, and subject to the terms and conditions of the merger agreement, each share of American Capital common stock issued and outstanding immediately prior to the effective time of the mergers will be converted into the right to receive, in accordance with the merger agreement, (1) $6.41 per share in cash from Ares Capital, (2) $1.20 per share in cash from Ares Capital Management, acting solely on its own behalf, or the "Ares Capital Management consideration," (3) a fixed exchange ratio of 0.483 shares of Ares Capital common stock (subject to certain limited exceptions), or the "exchange ratio," subject to the payment of cash instead of fractional shares, (4) $2.45 per share in cash, which amount represents the per share cash consideration paid to American Capital pursuant to the Mortgage Manager Sale, and (5) (A) if the closing occurs after the record date with respect to Ares Capital's dividend payable with respect to the fourth quarter of 2016, 37.5% of the exchange ratio times Ares Capital's dividend for such quarter, plus (B) if the closing occurs after the record date with respect to Ares Capital's dividend payable with respect to the first quarter of 2017, 75% of the exchange ratio times Ares Capital's dividend for such quarter, plus (C) if the closing occurs after the record date with respect to Ares Capital's dividend for any subsequent quarter beginning with the second quarter of 2017, 100% of the exchange ratio times Ares Capital's dividend for such quarter. The consideration in each of clauses (1) and (3) is collectively referred to as the "Ares Capital consideration," the consideration in clause (4) is referred to as the "Mortgage Manager consideration" and the consideration in clause (5) is referred to as the "make-up dividend amount." The Mortgage Manager consideration, the Ares Capital consideration, the make-up dividend amount and the Ares Capital Management consideration are collectively referred to as the "merger consideration" and will be paid in accordance with the procedures set forth in a letter of transmittal that will be provided to American Capital stockholders after the completion of the Transactions.

  Based on the number of shares of American Capital common stock outstanding on the date of the merger agreement, this would result in approximately 110.8 million shares of Ares Capital common stock being exchanged for approximately 229.3 million outstanding shares of American Capital common stock, subject to adjustment in certain limited circumstances.

  On May 20, 2016, the last full trading day before the public announcement of the entry into the merger agreement, the closing price of Ares Capital common stock on NASDAQ was $15.19. Based upon this closing price, each share of American Capital common stock had an implied value of $17.40 per fully diluted share (calculated by adding (1) the stock consideration, which is calculated by multiplying the closing price of Ares Capital common stock on such date by the fixed exchange ratio of 0.483, and (2) the cash consideration of $10.06, which is the sum of (A) $6.41 per share in cash from Ares Capital, plus (B) $1.20 per share in cash from Ares Capital Management, acting solely on its own behalf, plus (C) $2.45 per share in cash as a result of the completion of the Mortgage Manager Sale) and the aggregate value of the merger consideration in the Transactions would have been approximately $4.0 billion.

  On [    •    ], 2016, the last full trading day prior to the date of this document, the closing price of Ares Capital common stock on NASDAQ was $[    •    ]. Based upon this closing price, each share of American Capital common stock had an implied value of $[    •    ] per fully diluted share (calculated by adding (1) the stock consideration, which is calculated by multiplying the closing price of Ares Capital common stock on such date by the exchange ratio of 0.483, and (2) the cash consideration of $10.06, which is the sum of (A) $6.41 per share in cash from Ares Capital, plus (B) $1.20 per share in cash from Ares Capital Management, acting solely on its own behalf, plus (C) $2.45 per share as a result of the completion of the Mortgage Manager Sale) and the aggregate value of the merger consideration in the Transactions would have been approximately $[    •    ] billion.

  Until the Transactions are completed, the value of the shares of Ares Capital common stock to be issued in the Transactions will continue to fluctuate but the number of shares to be issued to American Capital's stockholders will remain fixed.

  The term "implied value" refers to the value of the Ares Capital common stock that American Capital stockholders would receive if the Transactions took place on a given day, based on the market price of Ares Capital common stock on such date. The implied value of Ares Capital common stock to be received in the Transactions will continue to fluctuate and, as a result,

  American Capital stockholders will not know the value of the Ares Capital common stock they will receive in the Transactions at the time they vote.

Q:    Is the exchange ratio subject to any adjustment?

A:
No, unless Ares Capital undergoes certain extraordinary corporate events as set forth in the merger agreement.

Q:    Who is responsible for paying the expenses relating to completing the Transactions, including the preparation of this document and the solicitation of proxies?

A:
In general, American Capital and Ares Capital will each be responsible for its own expenses incurred in connection with the merger agreement and the completion of the Transactions, irrespective of whether the Transactions are completed. However, all filing and other fees in connection with any filing under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, or the "HSR Act," will be borne by Ares Capital. Ares Capital will also be responsible for any transfer, stamp and documentary taxes and real property transfer and other similar taxes. See "Description of the Merger Agreement—Expenses and Fees."

Q:    What will happen to American Capital stock options and incentive awards at the effective time?

A:
Immediately prior to the effective time of the mergers, each vested and unvested American Capital option outstanding, other than options with an exercise price exceeding the aggregate value of the per share merger consideration, or "underwater options," will become vested and exercisable in full. To the extent such option is not exercised by the effective time of the mergers, such option will be canceled and entitle the holder of such option to receive the option consideration pursuant to the calculation described in the section entitled "Description of the Merger Agreement—Treatment of American Capital Options and Incentive Awards." All underwater options will be canceled and terminated at the effective time and no consideration will be paid in respect of any underwater options.

  Additionally, effective immediately prior to the effective time, each vested and unvested American Capital incentive award will become vested in full and the corresponding shares of American Capital common stock will be released pursuant to the terms of American Capital's performance incentive plans. Each such share of American Capital common stock will thereafter be immediately converted into the right to receive the merger consideration, less applicable withholdings.

  Holders of American Capital stock options and incentive awards should consult with their own tax advisors to determine the tax consequences of their election and any cash or stock received by them.

Q:    Will I receive dividends after completion of the Transactions?

A:
Ares Capital currently intends to distribute quarterly dividends to its stockholders. For a history of the dividends and distributions paid by Ares Capital since January 1, 2013, see "Market Price, Dividend and Distribution Information." The amount and timing of past dividends and distributions are not a guarantee of any future dividends or distributions, or the amount thereof, the payment, timing and amount of which will be determined by Ares Capital's board of directors and depend on Ares Capital's cash requirements, its financial condition and earnings, contractual restrictions, legal and regulatory considerations and other factors. See "Ares Capital Dividend Reinvestment Plan" for additional information regarding Ares Capital's dividend reinvestment plan.

  For a history of the dividends and distributions paid by American Capital since January 1, 2013, see "Market Price, Dividend and Distribution Information."

  Additionally, each share of American Capital common stock will be converted into the right, if any, to receive, if the closing of the mergers occurs after the record date with respect to Ares Capital's dividend payable with respect to the fourth quarter of 2016, 37.5% of the exchange ratio times Ares Capital's dividend for such quarter, plus, if the closing occurs after the record date with respect to Ares Capital's dividend payable with respect to the first quarter of 2017, 75% of the exchange ratio times Ares Capital's dividend for such quarter, plus, if the closing occurs after the record date with respect to Ares Capital's dividend for any subsequent quarter beginning with the second quarter of 2017, 100% of the exchange ratio times Ares Capital's dividend for such quarter.

  No dividends or other distributions with respect to shares of Ares Capital common stock will be paid to any former American Capital stockholders who have not surrendered their shares to the exchange agent for shares of Ares Capital common stock until such shares are surrendered in accordance with such stockholders' letter of transmittal. Following the surrender of any such shares in accordance with such letter of transmittal, the record holders of such shares shall be entitled to receive, without interest, the amount of dividends or other distributions with a record date after the effective time payable with respect to shares of Ares Capital common stock exchangeable for such shares and not previously paid. Ares Capital has the right to withhold dividends or any other distributions on shares of Ares Capital common stock until the American Capital shares are surrendered to the exchange agent.

Q:    Are the mergers subject to any third party consents?

A:
Yes. Pursuant to the merger agreement, each of Ares Capital's and American Capital's obligations to complete the Transactions are subject to the prior receipt of consents required to be obtained from certain investment funds managed by ACAM and its subsidiaries representing at least 75% of the aggregate assets under management of all such funds as of March 31, 2016, as well as approvals and consents required to be obtained by other third parties, including regulatory authorities in the United Kingdom and Guernsey. Although American Capital and Ares Capital expect that all such approvals and consents will be obtained and remain in effect and all conditions related to such consents will be satisfied, there can be no assurance that such approvals or consents will be obtained. See "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Other Third Party Consents Required for the Transactions."

Q:    How does Ares Capital's investment objective and strategy differ from American Capital's?

A:
Ares Capital is a specialty finance company that is an externally managed closed-end, non-diversified management investment company incorporated in Maryland. American Capital is an internally managed closed-end, non-diversified management investment company incorporated in Delaware. Ares Capital and American Capital have elected to be regulated as BDCs under the Investment Company Act. Ares Capital's investment objective is to generate both current income and capital appreciation through debt and equity investments. American Capital's primary business objectives are to increase its net earnings and net asset value by making investments with attractive current yields and/or potential for equity appreciation and realized gains and by growing its fee earning assets under management. Ares Capital and American Capital each focus on making investments in privately-held companies.

  Ares Capital invests primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component.

  Ares Capital's investments in corporate borrowers generally range between $30 million and $500 million each, investments in project finance/power generation projects generally range between $10 million and $200 million each and investments in early stage and/or venture capital backed companies generally range between $1 million and $25 million each. However, the investment sizes may be more or less than these ranges and may vary based on, among other things, Ares Capital's capital availability, the composition of Ares Capital's portfolio and general micro and macro-economic factors. To a lesser extent, Ares Capital also makes preferred and/or common equity investments, which have generally been non control equity investments of less than $20 million and are usually made in conjunction with loans extended by Ares Capital. The proportion of these types of investments may change over time given Ares Capital's views on, among other things, the economic and credit environment in which Ares Capital operates.

  American Capital primarily invests in senior and mezzanine debt and equity in buyouts of private companies sponsored by American Capital or other private equity funds and provides capital directly to early stage and mature private and small public companies. Ares Capital generally has not historically engaged in such buyout transactions. American Capital also invests in first and second lien floating rate loans to large-market U.S. based companies and structured finance investments, including collateralized loan obligation securities, commercial mortgages and commercial mortgage backed securities. ACAM, a wholly owned portfolio company of American Capital, manages certain funds that also invest in the debt and equity securities of primarily private middle-market companies in a variety of industries and broadly syndicated senior secured floating rate loans. American Capital's typical investments are in companies that operate in diverse industries with EBITDA, or earnings before interest, taxes, depreciation and amortization, of between $10 million and $150 million.

Q:    How will the combined company be managed following the completion of the Transactions?

A:
Unlike American Capital, Ares Capital is an externally managed closed-end fund. Upon the completion of the Transactions, the current directors and officers of Ares Capital are expected to continue in their current positions and Ares Capital's investment adviser, Ares Capital Management, will externally manage the combined company.

Q:    What is expected to happen to annual expenses following the completion of the Transactions?

A:
As is shown in more detail in "Comparative Fees and Expenses," and based on the assumptions described in that section, following the completion of the Transactions, annual expenses as a percentage of consolidated net assets attributable to common stock is estimated to (1) increase for Ares Capital stockholders from 10.17% on a stand-alone basis to 10.39% on a pro forma combined basis and (2) increase for American Capital stockholders from 7.46% on a stand-alone basis to 10.39% on a pro forma combined basis. Ares Capital expects that the combined company will achieve certain synergies and cost savings following completion of the Transactions that are not reflected in the foregoing pro forma combined percentages and accordingly believes that estimated total pro forma combined company expenses will be lower than reflected in "Comparative Fees and Expenses" if such synergies and cost savings are achieved.

  In connection with the Transactions, Ares Capital's investment adviser will waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the Transactions, the lesser of (1) $10 million of income based fees and (2) the amount of income based fees for such quarter, in each case, to the extent earned and payable by Ares Capital in such quarter pursuant to and as calculated under Ares Capital's Amended and Restated Investment Advisory and Management Agreement with Ares Capital Management, referred to herein as Ares Capital's "investment advisory and management agreement." See "American Capital and Ares

  Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Transaction Support Fee Waiver Agreement."

Q:    Are American Capital stockholders able to exercise dissenters' rights?

A:
Yes. American Capital stockholders are entitled to appraisal rights under Section 262 of the General Corporation Law of the State of Delaware, or the "DGCL," provided they follow the procedures and satisfy the conditions set forth in Section 262 of the DGCL. For more information regarding appraisal rights, see the section entitled "Appraisal Rights of American Capital Stockholders" in this document. In addition, a copy of Section 262 of the DGCL is attached as Annex F to this document. Failure to strictly comply with Section 262 of the DGCL may result in your waiver of, or inability to, exercise appraisal rights.

Q:    Are Ares Capital stockholders able to exercise dissenters' rights?

A:
No. Ares Capital stockholders will not be entitled to exercise dissenters' rights with respect to any matter to be voted upon at the Ares Capital special meeting. Any Ares Capital stockholder may abstain from or vote against any of such matters.

Q:    When do you expect to complete the Transactions?

A:
While there can be no assurance as to the exact timing, or that the Transactions will be completed at all, we expect to complete the Transactions as early as the fourth quarter of 2016. We currently expect to complete the Transactions promptly following receipt of the required approvals at the American Capital annual meeting and the Ares Capital special meeting and satisfaction of the other closing conditions set forth in the merger agreement.

Q:    Is the merger expected to be taxable to American Capital's stockholders?

A:
For U.S. federal income tax purposes, American Capital and Ares Capital will treat the merger as a taxable acquisition of all of the American Capital common stock by Ares Capital. American Capital stockholders should generally recognize taxable gain or loss upon the receipt of the Ares Capital consideration, the make-up dividend amount and the Mortgage Manager consideration. With respect to the Ares Capital Management consideration, there is limited authority addressing the tax consequences of the receipt of merger consideration from a party other than the acquiror and, as a result, the tax consequences of the receipt of the Ares Capital Management consideration are not entirely clear. Ares Capital, Ares Capital Management and Computershare Shareowner Services, LLC (as Ares Capital's transfer agent) intend to take the position that the Ares Capital Management consideration received by a U.S. stockholder (as defined in the section entitled "Material U.S. Federal Income Tax Consequences of the Merger") is treated as additional merger consideration, and, assuming such position is respected, should generally result in additional taxable gain or a smaller loss to such U.S. stockholder. With respect to non-U.S. stockholders (as defined in the section entitled "Material U.S. Federal Income Tax Consequences of the Merger"), Ares Capital, Ares Capital Management and Computershare Shareowner Services, LLC (as Ares Capital's transfer agent), and any other applicable withholding agent, intend to withhold U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty, provided the non-U.S. stockholder furnishes the applicable forms or documents certifying qualification for the lower treaty rate) from the Ares Capital Management consideration payable to a non-U.S. stockholder. See "Material U.S. Federal Income Tax Consequences of the Merger" for a discussion of the material U.S. federal income tax consequences of the merger. Holders of American Capital common stock should consult with their own tax advisors to determine the tax consequences of the merger to them.

Q:    What happens if the Transactions are not completed?

A:
If the adoption of the merger agreement is not approved by the requisite vote of American Capital stockholders or the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share) is not approved by the requisite vote of Ares Capital stockholders, or if the Transactions are not completed for any other reason, American Capital stockholders will not receive any payment for their shares in connection with the Transactions. Instead, American Capital will remain an independent public company and its common stock will continue to be listed and traded on NASDAQ. In addition, the merger agreement provides for the payment by American Capital to Ares Capital of a termination fee of $140 million if the merger agreement is terminated by American Capital or Ares Capital under certain circumstances. If American Capital stockholders do not adopt the merger agreement and the merger agreement is terminated, American Capital will be required to reimburse Ares Capital for its expenses up to $15 million, which amount will reduce, on a dollar for dollar basis, any termination fee that becomes payable by American Capital to Ares Capital. In addition, the merger agreement provides for a payment by Ares Capital to American Capital of a reverse termination fee of $140 million under certain other circumstances. If the issuance of shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share) does not receive required stockholder and other Investment Company Act approvals, if any, and the merger agreement is terminated, Ares Capital will be required to reimburse American Capital for its expenses up to $15 million, which amount will reduce, on a dollar for dollar basis, any termination fee that becomes payable by Ares Capital to American Capital. See "Description of the Merger Agreement—Termination of the Merger Agreement—Termination Fees" for a discussion of the circumstances that could result in the payment of a termination fee.

Q:    What constitutes a quorum at the American Capital annual meeting?

A:
The presence, in person or by proxy, of the holders representing a majority of outstanding shares of American Capital common stock as of the record date will constitute a quorum for the purposes of the American Capital annual meeting.

Q:    What American Capital stockholder vote is required to adopt the merger agreement?

A:
The affirmative vote of holders of at least a majority of the outstanding shares of American Capital common stock entitled to vote on the matter is required to approve the adoption of the merger agreement (meaning that of the outstanding shares of American Capital common stock, a majority of them must be voted "for" the proposal for it to be approved). Because the vote to adopt the merger agreement is based on the total number of shares of American Capital common stock outstanding, abstentions will have the effect of a vote "against" the proposal.

Q:    What constitutes a quorum at the Ares Capital special meeting?

A:
The presence, in person or by proxy, of the holders of shares of common stock of Ares Capital entitled to cast a majority of the votes entitled to be cast as of the record date will constitute a quorum for the purposes of the Ares Capital special meeting.

Q:    What Ares Capital stockholder vote is required to approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share)?

A:
Under NASDAQ Listing Rule 5635(a), stockholder approval is required prior to issuing common stock in connection with the acquisition of the stock or assets of another company, if the potential issuance is equal to 20% or more of the number of shares of common stock or voting power outstanding. The affirmative vote of holders of at least a majority of the total votes cast on the matter at a meeting at which a quorum is present (meaning the number of shares voted "for" a proposal must exceed the number of shares voted "against" such proposal) is required to approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for such proposal if the shares of Ares Capital common stock to be issued pursuant to the merger agreement are issued at a price that is at or above its then current net asset value per share.

  Under the Investment Company Act, Ares Capital is not permitted to issue common stock at a price below the then current net asset value per share, unless such issuance is approved by its stockholders and, in certain cases, its board of directors makes certain determinations. Pursuant to stockholder approval granted at a special meeting of Ares Capital stockholders held on May 12, 2016, Ares Capital currently is permitted to sell or otherwise issue shares of Ares Capital common stock at a price below its then current net asset value per share in an amount up to 25% of its then outstanding shares of Ares Capital common stock, subject to certain limitations and determinations that must be made by Ares Capital's board of directors. Such stockholder approval expires on May 12, 2017. Because the number of shares of Ares Capital common stock to be issued pursuant to the merger agreement is expected to exceed 25% of Ares Capital's then outstanding shares, Ares Capital is seeking stockholder approval to issue the shares of Ares Capital common stock to be issued pursuant to the merger agreement at a price below its then current net asset value per share, if applicable. Stockholder approval may be obtained in either of two ways. First, the stock issuance proposal will be approved for purposes of the Investment Company Act if Ares Capital obtains the affirmative vote of (1) a majority of the outstanding shares of Ares Capital common stock and (2) a majority of the outstanding shares of Ares Capital common stock held by persons that are not affiliated persons of Ares Capital. For these purposes, the Investment Company Act defines a "majority of the outstanding shares" as the lesser of (1) 67% or more of the outstanding shares of Ares Capital common stock present or represented by proxy at the Ares Capital special meeting if the holders of more than 50% of the shares of Ares Capital common stock are present or represented by proxy or (2) more than 50% of the outstanding shares of Ares Capital common stock. In order to issue shares at a price below net asset value pursuant to this approval, Ares Capital's board of directors would need to make certain determinations as required under the Investment Company Act. Second, the proposal can also be approved for purposes of the Investment Company Act if it receives approval from a majority of the number of the beneficial holders of Ares Capital common stock, without regard to whether a majority of such shares are voted in favor of the proposal. For purposes of approval under the Investment Company Act, abstentions will have the effect of a vote "against" the proposal. If the shares of Ares Capital common stock to be issued pursuant to the merger agreement are issued at a price that is equal to or above its then current net asset value per share, or if the amount of shares of Ares Capital common stock to be issued pursuant to the merger agreement at a price below then current net asset value does not exceed 25% of Ares Capital's then outstanding shares and Ares Capital's board of directors makes certain determinations as required under the Investment Company Act, no stockholder approval is required under the Investment Company Act for the stock issuance proposal.

Q:    Does American Capital's board of directors recommend adoption of the merger agreement and the proposal to adjourn the American Capital annual meeting if necessary?

A:
Yes. American Capital's board of directors, including its independent directors, unanimously approved the merger agreement and the Transactions and recommends that American Capital stockholders vote "FOR" adoption of the merger agreement and "FOR" the adjournment of the

  American Capital annual meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the American Capital annual meeting to adopt the merger agreement.

Q:    Does Ares Capital's board of directors recommend approval of the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share) and the proposal to adjourn the Ares Capital special meeting if necessary?

A:
Yes. Ares Capital's board of directors, including the independent directors, unanimously approved the mergers and the merger agreement, including the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share), and unanimously recommends that Ares Capital stockholders vote "FOR" the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share) and "FOR" the adjournment of the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Ares Capital special meeting to approve the foregoing proposal.

Q:    Did the board of directors of American Capital receive opinions from financial advisors regarding the merger consideration?

A:
Yes. Goldman, Sachs & Co., or "Goldman Sachs," delivered its oral opinion, subsequently confirmed in writing, to the American Capital board of directors that, as of May 23, 2016, and based upon and subject to the factors and assumptions set forth therein, the Aggregate Per Share Consideration (as defined below) to be paid to holders (other than Ares Capital, Ares Capital Management, any holders entering into the Elliott Support Agreement (as defined below) and their respective affiliates) of shares of American Capital common stock pursuant to the merger agreement was fair from a financial point of view to such holders. On May 23, 2016, at a meeting of the American Capital board of directors held to evaluate the proposed Transactions, Credit Suisse Securities (USA) LLC, or "Credit Suisse," rendered to the American Capital board of directors an oral opinion, subsequently confirmed by delivery of a written opinion dated May 23, 2016, to the effect that, based on and subject to various assumptions made, procedures followed, matters considered and limitations on the review undertaken, as of that date, the Aggregate Per Share Consideration to be received by holders of shares of American Capital common stock in the merger was fair, from a financial point of view, to such stockholders (other than Ares Capital, Ares Capital Management, any holders entering into the Elliott Support Agreement and their respective affiliates). For purposes of Goldman Sachs' and Credit Suisse's opinions, the "Aggregate Per Share Consideration" was defined as the aggregate of $6.41 per share, in cash, without interest, from Ares Capital, $1.20 per share in cash, without interest, from Ares Capital Management, $2.45 per share in cash, without interest, and 0.483 of a share of Ares Capital common stock per share.

  The full text of the written opinion of Goldman Sachs, dated May 23, 2016, which sets forth assumptions made, procedures followed, matters considered, qualifications and limitations on the review undertaken in connection with the opinion, is attached as Annex B. Goldman Sachs provided its opinion for the information and assistance of the American Capital board of directors in connection with its consideration of the Transactions. The Goldman Sachs opinion is not a recommendation as to how any holder of shares of American Capital common stock should vote with respect to the Transactions or any other matter. The full text of Credit Suisse's written opinion, dated May 23, 2016, to the American Capital board of directors, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Credit Suisse in connection with such opinion, is attached to this document as Annex C and is incorporated into this document by reference in its entirety. The description of Credit Suisse's opinion set forth in this document is qualified in its entirety by reference to the full text of Credit Suisse's opinion. Credit Suisse's opinion was provided to the American Capital board of directors (in its capacity as such) for its information in connection with its evaluation of the fairness, from a financial point of view, to the holders of shares of American Capital common stock (other than Ares Capital, Ares Capital Management, any holders entering into the Elliott Support Agreement and their respective affiliates) of the Aggregate Per Share Consideration to be received by such stockholders in the merger and did not address any other aspect or implication of the merger or any voting, support or other agreement, arrangement or understanding entered into in connection with the merger or otherwise, including the relative merits of the merger as compared to alternative transactions or strategies that might be available to American Capital or the underlying decision of American Capital to proceed with the merger. Credit Suisse's opinion does not constitute advice or a recommendation to any stockholder as to how such stockholder should vote or act on any matter relating to the merger or the related transactions.

Q:    Did the board of directors of Ares Capital receive opinions from financial advisors regarding the merger consideration?

  Yes. Wells Fargo Securities LLC, or "Wells Fargo Securities," delivered to the Ares Capital board of directors a written opinion, dated May 23, 2016, as to the fairness, from a financial point of view and as of the date of the opinion, to Ares Capital of the Ares Capital consideration to be paid by Ares Capital in the mergers, pursuant to the merger agreement. Wells Fargo Securities' opinion was for the information of the Ares Capital board of directors (in its capacity as such) in connection with its evaluation of the mergers. Wells Fargo Securities' opinion only addressed the fairness, from a financial point of view, to Ares Capital of the Ares Capital consideration to be paid by Ares Capital in the mergers and did not address any other terms, aspects or implications of the mergers or any agreements, arrangements or understandings entered into in connection with the mergers, any related transactions or otherwise. In connection with the mergers, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or "BofA Merrill Lynch," delivered to the Ares Capital board of directors a written opinion, dated May 23, 2016, as to the fairness, from a financial point of view and as of the date of the opinion, to Ares Capital of the Ares Capital consideration to be paid by Ares Capital in the mergers. BofA Merrill Lynch provided its opinion to Ares Capital board of directors (in its capacity as such) for the benefit and use of the Ares Capital board of directors in connection with and for purposes of its evaluation of the Ares Capital consideration to be paid by Ares Capital in the mergers from a financial point of view. BofA Merrill Lynch's opinion does not address any other aspect of the mergers and no opinion or view was expressed as to the relative merits of the mergers in comparison to other strategies or transactions that might be available to Ares Capital or in which Ares Capital might engage or as to the underlying business decision of Ares Capital to proceed with or effect the mergers.

  The summary of Wells Fargo Securities' opinion in this document is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex D to this document and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Wells Fargo Securities in connection with the preparation of its opinion. However, neither Wells Fargo Securities' opinion nor the summary of its opinion and the related analyses set forth in this document are intended to be, and do not constitute, a recommendation as to or otherwise address how any stockholder should vote or act in respect to the mergers or any related matter. The full text of the written opinion, dated May 23, 2016, of BofA Merrill Lynch, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as

  Annex E to this document and is incorporated by reference herein in its entirety. BofA Merrill Lynch's opinion does not address any other aspect of the mergers and does not constitute a recommendation to any stockholder as to how to vote or act in connection with the proposed mergers or any related matter.

Q:    What do I need to do now?

A:
We urge you to read carefully this entire document, including its annexes, and vote your shares. You should also review the documents referenced under "Where You Can Find More Information" and consult with your accounting, legal and tax advisors.

Q:    If I am an American Capital stockholder, how do I vote my shares?

A:
You may indicate how you want to vote on your proxy card and then sign and mail your proxy card in the enclosed postage-paid return envelope as soon as possible so that your shares may be represented at the American Capital annual meeting. You may instruct the proxy solicitor on how to cast your vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card. If you are a record stockholder, you may also attend the American Capital annual meeting and vote in person instead of submitting a proxy.

  Unless your shares are held in a brokerage account, if you sign, date and send your proxy card and do not indicate how you want to vote on a proposal, your proxy will be voted "FOR" the adoption of the merger agreement or "FOR" the adjournment of the American Capital annual meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the American Capital annual meeting to adopt the merger agreement, "FOR" the approval, on an advisory, non-binding basis, of the payment of certain compensation that will or may become payable to American Capital's named executive officers in connection with the adoption of the merger agreement and the completion of the mergers and certain other transactions as contemplated therein, "FOR" the election of 10 directors to American Capital's board of directors, each to serve a one-year term, and "FOR" the ratification of the appointment of Ernst & Young LLP to serve as American Capital's independent public accountant for the year ending December 31, 2016.

  If you fail to (1) return your proxy card, (2) instruct the proxy solicitor on how to cast your vote by telephone or via the Internet pursuant to the instructions shown on the proxy card or (3) vote at the American Capital annual meeting, or if you "abstain," the effect will be the same as a vote "against" the adoption of the merger agreement.

  With respect to American Capital Proposal #2, American Capital Proposal #3, American Capital Proposal #4 and American Capital Proposal #5, a vote to "abstain" will have no effect on the vote on such matter.

Q:    If I am an American Capital stockholder and some or all of my shares are held in a brokerage account, or in "street name," will my broker vote my shares for me without instruction?

A:
Your shares of common stock may be voted by your broker only under certain circumstances. Specifically, under applicable rules, shares held in the name of your broker may be voted by your broker on certain "routine" matters if you do not provide voting instructions. The only proposal to be voted on at the American Capital annual meeting that is considered a "routine" matter for which brokers may vote uninstructed shares is the ratification of the appointment of Ernst & Young LLP to serve as American Capital's independent public accountant for the year ending December 31, 2016. The other proposals, including the merger agreement and adjournment proposals, are not considered "routine" under applicable rules, so the broker cannot vote your shares on any of those proposals unless you provide to the broker voting instructions for each of these matters.

  For this reason, you should provide your broker with instructions on how to vote your shares or arrange to attend the American Capital annual meeting and vote your shares in person. If you do not provide your broker with instructions or attend the American Capital annual meeting, it will have the same effect as a vote "against" adoption of the merger agreement. Stockholders are urged to authorize proxies by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details.

  If your broker holds your shares and you attend the American Capital annual meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares.

Q:    If I am an Ares Capital stockholder, how do I vote my shares?

A:
You may indicate how you want to vote on your proxy card and then sign and mail your proxy card in the enclosed postage-paid return envelope as soon as possible so that your shares may be represented at the Ares Capital special meeting. You may also instruct the proxy solicitor on how to cast your vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card. If you are a record stockholder, you may also attend the Ares Capital special meeting and vote in person instead of submitting a proxy.

  All shares represented by properly executed proxies received in time for the Ares Capital special meeting will be voted in the manner specified by the stockholders giving those proxies. Unless your shares are held in a brokerage account, if you sign, date and send your proxy card and do not indicate how you want to vote on a proposal, your proxy will be voted "FOR" the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share) or "FOR" the adjournment of the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Ares Capital special meeting to approve the foregoing proposal. You may also instruct the proxy solicitor on how to cast your vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card. If your shares are held in a brokerage account or in "street name," please see the answer to the next question.

  With respect to the proposal to approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share), failure to (1) return your proxy card, (2) instruct the proxy solicitor on how to cast your vote by telephone or via the Internet pursuant to the instructions shown on the proxy card or (3) vote at the Ares Capital special meeting, (A) for purposes of NASDAQ Listing Rule 5635(a), will have no effect on the vote for such proposal if there is a quorum at the Ares Capital special meeting and the shares of Ares Capital common stock to be issued pursuant to the merger agreement are issued at a price that is at or above its then current net asset value per share and (B) for purposes of the Investment Company Act, (i) will have the effect of a vote "against" the proposal for purposes of determining whether the proposal has been approved by more than 50% of the outstanding shares of Ares Capital common stock or by a majority of the number of the beneficial holders of Ares Capital common stock and (ii) will not be considered present or represented by proxy but will otherwise have no effect for purposes of determining whether the proposal has been approved by 67% or more of the outstanding shares of Ares Capital common stock present or represented by proxy at the Ares Capital special meeting if the holders of more than 50% of the shares of Ares Capital common stock are present or represented by proxy. A vote to "abstain" will have, (x) for purposes of NASDAQ Listing Rule 5635(a), no effect on the vote for such proposal if the shares of Ares Capital common stock to be issued pursuant to the merger agreement are issued at a price that is at or above its then current net asset value per share and (y) for purposes of the Investment Company Act, the effect of a vote "against" such proposal.

  With respect to the adjournment proposal, a vote to "abstain" will have no effect on the vote on such matter.

Q:    If I am an Ares Capital stockholder and some or all of my shares are held in a brokerage account, or in "street name," will my broker vote my shares for me without instruction?

A:
No. If your shares are held for your account by a broker, bank or other institution or nominee, your institution or nominee will not vote your shares unless you provide instructions to your institution or nominee on how to vote your shares.

  For this reason, you should instruct your institution or nominee how to vote your shares by following the voting instructions provided by your institution or nominee or arrange to attend the Ares Capital special meeting and vote your shares in person. With respect to the proposal to approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share), broker shares for which written authority to vote has not been obtained will, (1) for purposes of NASDAQ Listing Rule 5635(a), not be treated as votes cast on the matter and will have no effect on the vote on such proposal and (2) for purposes of the Investment Company Act, have the effect of a vote "against" such proposal. Stockholders are urged to authorize proxies by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details.

  If your broker holds your shares and you attend the Ares Capital special meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares.

Q:    What if I attend the American Capital annual meeting and abstain or do not vote?

A:
If you attend the American Capital annual meeting but do not vote or abstain from voting, your shares will still counted for the purpose of determining whether a quorum exists.

  With respect to the proposal to adopt the merger agreement, which provides for the mergers and certain other transactions as contemplated therein, a vote to "abstain" or failure to vote at the American Capital annual meeting will have the effect of a vote "against" the proposal.

  With respect to each of (1) the proposal to to approve, on an advisory, non-binding basis, the payment of certain compensation that will or may become payable to American Capital's named executive officers in connection with the adoption of the merger agreement and the completion of the mergers and certain other transactions as contemplated therein, (2) the proposal to approve any adjournments of the American Capital annual meeting, for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the meeting to adopt the merger agreement, (3) the proposal to elect 10 directors to the American Capital board of directors, each to serve a one-year term, and (4) the proposal to to ratify the appointment of Ernst & Young LLP to serve as American Capital's independent public accountant for the year ending December 31, 2016, a vote to "abstain" or failure to vote at the American Capital annual meeting will have no effect on the vote for the proposal.

Q:    What if I attend the Ares Capital special meeting and abstain or do not vote?

A:
If you attend the Ares Capital special meeting but do not vote or abstain from voting, your shares will still be counted for the purpose of determining whether a quorum exists.

  With respect to the proposal to approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share), a vote to "abstain" or failure to vote at the Ares Capital special meeting (1) for purposes of NASDAQ Listing Rule 5635(a), will have no effect on the vote for the proposal if the shares of Ares Capital common stock are issued at a price that is at or above its then current net asset value per share and (2) for purposes of the Investment Company Act, will have the effect of a vote "against" the proposal.

  With respect to the adjournment proposal, a vote to "abstain" or failure to vote at the Ares Capital special meeting will have no effect on the vote on the proposal.

Q:    If I am an American Capital stockholder, what happens if I sell my shares before the American Capital annual meeting?

A:
The record date of the American Capital annual meeting is earlier than the date the Transactions are expected to be completed. If you transfer your shares of American Capital common stock after the record date but before the American Capital annual meeting, you will retain your right to vote at the American Capital annual meeting, but will have transferred the right to receive the merger consideration payable for each share of American Capital common stock owned immediately prior to the Transactions. In order to receive the merger consideration, you must hold your shares through completion of the Transactions.

Q:    If I want to change my vote, what can I do?

A:
You may change your vote at any time before your special meeting or annual meeting, as applicable, takes place. To do so, you may either complete and submit a new proxy card or send a written notice stating that you would like to revoke your proxy. You may also change your vote by calling the applicable proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card and simply authorizing a new proxy to vote your shares. The last recorded vote will be the vote that is counted. In addition, if you are a record holder or a beneficial holder who obtains a "legal" proxy, you may elect to attend your special meeting or annual meeting, as applicable, and vote in person, as described above.

Q:    If I am an American Capital stockholder and my shares are represented by stock certificates, should I send them in now?

A:
No. American Capital stockholders should not send in their stock certificates at this time. If the Transactions are completed, Ares Capital's exchange agent will send former American Capital stockholders a letter of transmittal explaining what they must do to exchange their shares of American Capital common stock for the merger consideration payable to them.

Q:    Whom can I contact with any additional questions?

A:
If you are an American Capital stockholder:

  Georgeson Inc.
  1290 Avenue of the Americas
  New York, New York 10104
  1-866-628-6079 (toll free)
  1-781-575-2137 (international)
  acas@georgeson.com (email)

  If you are an Ares Capital stockholder:

  D.F. King & Co., Inc.
  48 Wall Street, 22nd Floor
  New York, New York 10005
  1-800-967-7635 (toll free)
  1-212-269-5550 (call collect)

Q:    Where can I find more information about Ares Capital and American Capital?

A:
You can find more information about Ares Capital and American Capital in the documents described under "Where You Can Find More Information."

 SUMMARY

        This summary highlights some of the information contained elsewhere in this document. It is not complete and may not contain all of the information that you may want to consider. We urge you to read carefully this entire document, including "Risk Factors" beginning on page 40 of this document, and the other documents we refer you to for a more complete understanding of the Transactions. See "Where You Can Find More Information." Certain items in this summary include a page reference directing you to a more complete description of that item.

American Capital and Ares Capital Propose a Merger of Acquisition Sub into American Capital and a Merger of ACAM into IHAM (page 117)

        Subject to the terms and conditions of the merger agreement, two mergers will occur: (1) Acquisition Sub will merge with and into American Capital, with American Capital remaining as the surviving entity in the merger as a wholly owned subsidiary of Ares Capital and (2) ACAM will merge with and into IHAM, with IHAM remaining as the surviving entity in the ACAM merger. Immediately following the mergers, American Capital will convert into a Delaware limited liability company and withdraw its election as a BDC.

        After the completion of the Transactions, based on the number of shares of Ares Capital common stock issued and outstanding on the date hereof, Ares Capital stockholders will own approximately 74% of the combined company's outstanding common stock and American Capital stockholders will own approximately 26% of the combined company's outstanding common stock.

        The merger agreement is attached as Annex A to this document and is incorporated by reference herein in its entirety. American Capital and Ares Capital encourage their respective stockholders to read the merger agreement carefully and in its entirety, as it is the principal legal document governing the mergers.

The Parties to the Transactions

American Capital, Ltd.
2 Bethesda Metro Center, 14th Floor
Bethesda, Maryland 20814
(301) 951-6122

        American Capital is an internally managed closed-end, non-diversified management investment company incorporated in Delaware. American Capital, both directly and through its asset management business, originates, underwrites and manages investments in middle market private equity, leveraged finance, real estate and structured products.

        Similar to Ares Capital, American Capital's primary business objectives are to increase its net earnings and net asset value by making investments with attractive current yields and/or potential for equity appreciation and realized gains and by growing American Capital's fee earning assets under management. In order to achieve this objective, American Capital has primarily invested in senior and mezzanine debt and equity in buyouts of private companies sponsored by American Capital or other private equity funds and has provided capital directly to early stage and mature private and small public companies. American Capital has also invested in first and second lien floating rate loans to large-market U.S. based companies and structured finance investments, including collateralized loan obligation securities, commercial mortgages and commercial mortgage backed securities.

American Capital Asset Management, LLC
2 Bethesda Metro Center, 14th Floor
Bethesda, Maryland 20814
(301) 951-6122

        ACAM is a registered investment adviser under the Investment Advisers Act of 1940 (as amended, the "Advisers Act") and a wholly owned portfolio company of American Capital. American Capital conducts its fund management business through ACAM and ACAM's subsidiaries. In general, subsidiaries of ACAM enter into management agreements with each of its managed funds.

Ares Capital Corporation
245 Park Avenue, 44th Floor
New York, NY 10167
(212) 750-7300

        Ares Capital is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. Like American Capital, Ares Capital has elected to be regulated as BDC under the Investment Company Act. Unlike American Capital, Ares Capital is externally managed by its investment adviser, Ares Capital Management, a subsidiary of Ares Management. Ares Capital's administrator, Ares Operations, a subsidiary of Ares Management, provides certain administrative and other services necessary for Ares Capital to operate.

        Similar to American Capital, Ares Capital's investment objective is to generate both current income and capital appreciation through debt and equity investments. Ares Capital invests primarily in U.S. middle-market companies, where it believes the supply of primary capital is limited and the investment opportunities are most attractive. However, Ares Capital may from time to time invest in larger or smaller (in particular, for investments in early stage and/or venture capital-backed) companies.

        Ares Capital invests primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. Ares Capital's investments in corporate borrowers generally range between $30 million and $500 million each, investments in project finance/power generation projects generally range between $10 million and $200 million each and investments in early-stage and/or venture capital-backed companies generally range between $1 million and $25 million each. However, the investment sizes may be more or less than these ranges and may vary based on, among other things, Ares Capital's capital availability, the composition of Ares Capital's portfolio and general micro- and macro-economic factors.

        To a lesser extent, Ares Capital also makes preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, Ares Capital may increase the size or change the nature of these investments.

        The proportion of these types of investments will change over time given Ares Capital's views on, among other things, the economic and credit environment in which Ares Capital operates. In connection with Ares Capital's investing activities, Ares Capital may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of Ares Capital's final investment. In such situations, while Ares Capital may initially agree to fund up to a certain dollar amount of an investment, Ares Capital may subsequently syndicate or sell a portion of such amount (including, without limitation, to vehicles managed by IHAM), such that Ares Capital is left with a smaller investment than what was reflected in Ares Capital's original commitment. In addition to originating investments, Ares Capital may also acquire investments in the secondary market (including purchases of a portfolio of investments).

Ivy Hill Asset Management, L.P.
245 Park Avenue, 44th Floor
New York, NY 10167
(212) 750-7300

        IHAM is an asset management services company that is an SEC-registered investment adviser and a wholly owned portfolio company of Ares Capital. Ares Capital has made investments in IHAM and previously made investments in certain vehicles managed by IHAM.

Ivy Hill Asset Management GP, LLC
245 Park Avenue, 44th Floor
New York, NY 10167
(212) 750-7300

        IHAM GP is a Delaware limited liability company and wholly owned subsidiary of Ares Capital that is the general partner of IHAM.

Orion Acquisition Sub, Inc.
245 Park Avenue, 44th Floor
New York, NY 10167
(212) 750-7300

        Acquisition Sub is a Delaware corporation and a newly formed wholly owned subsidiary of Ares Capital. Acquisition Sub was formed in connection with and for the sole purpose of the merger with American Capital.

In the Merger, American Capital Stockholders Will Have a Right to Receive 0.483 of a Share of Ares Capital Common Stock and Approximately $10.06 of Cash Consideration per Share of American Capital Common Stock (page 117)

        Upon the completion of the mergers, and subject to the terms and conditions of the merger agreement, each share of American Capital common stock issued and outstanding immediately prior to the effective time of the mergers will be converted into the right to receive, in accordance with the merger agreement, (1) $6.41 per share in cash from Ares Capital, (2) $1.20 per share in cash from Ares Capital Management, acting solely on its own behalf, (3) a fixed exchange ratio of 0.483 shares of Ares Capital common stock (subject to certain limited exceptions), subject to the payment of cash instead of fractional shares, (4) $2.45 per share in cash, which amount represents the per share cash consideration paid to American Capital pursuant to the Mortgage Manager Sale, and (5) (A) if the closing occurs after the record date with respect to Ares Capital's dividend payable with respect to the fourth quarter of 2016, 37.5% of the exchange ratio times Ares Capital's dividend for such quarter, plus (B) if the closing occurs after the record date with respect to Ares Capital's dividend payable with respect to the first quarter of 2017, 75% of the exchange ratio times Ares Capital's dividend for such quarter, plus (C) if the closing occurs after the record date with respect to Ares Capital's dividend for any subsequent quarter beginning with the second quarter of 2017, 100% of the exchange ratio times Ares Capital's dividend for such quarter.

        Based on the number of shares of American Capital common stock outstanding on the date of the merger agreement, this would result in approximately 110.8 million shares of Ares Capital common stock being exchanged for approximately 229.3 million outstanding shares of American Capital common stock, subject to adjustment in certain limited circumstances.

What Holders of American Capital Stock Options Will Receive (page 198)

        Immediately prior to the effective time of the mergers, each vested and unvested American Capital option outstanding, other than options with an exercise price exceeding the aggregate value of the per share merger consideration, or "underwater options," will become vested and exercisable in full. To the extent such option is not exercised by the effective time of the mergers, such option will be canceled and entitle the holder of such option to receive the option consideration pursuant to the calculation described in the section entitled "Description of the Merger Agreement—Treatment of American Capital Options and Incentive Awards"). All underwater options will be canceled and terminated at the effective time and no consideration will be paid in respect of any underwater options.

        Additionally, effective immediately prior to the effective time, each vested and unvested American Capital incentive award will become vested in full and the corresponding shares of American Capital common stock will be released pursuant to the terms of American Capital's performance incentive plan. Each such share of American Capital common stock will thereafter be immediately converted into the right to receive the merger consideration, less applicable withholdings. Holders of American Capital stock options should consult with their own tax advisors to determine the tax consequences of their election and any cash or stock received by them.

Annual Meeting of American Capital Common Stockholders (page 106)

        The American Capital annual meeting will take place on [    •    ], 2016 at 9:00 a.m., Eastern Time, at the Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland 20814. At their annual meeting, American Capital stockholders will be asked:

  •
  to adopt the merger agreement, which provides for the mergers and certain other transactions as contemplated therein;

  •
  to approve, on an advisory, non-binding basis, the payment of certain compensation that will or may become payable to American Capital's named executive officers in connection with the adoption of the merger agreement and the completion of the mergers and certain other transactions as contemplated therein;

  •
  to approve any adjournments of the American Capital annual meeting, for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the meeting to adopt the merger agreement;

  •
  to elect 10 directors to American Capital's board of directors, each to serve a one-year term; and

  •
  to ratify the appointment of Ernst & Young LLP to serve as American Capital's independent public accountant for the year ending December 31, 2016.

        You can vote at the American Capital annual meeting if you owned American Capital common stock at the close of business on [    •    ], 2016. As of that date, there were approximately [    •    ] shares of American Capital common stock outstanding and entitled to vote and held by approximately [    •    ] holders of record. At the close of business on [    •    ], 2016, American Capital's executive officers and directors owned beneficially or of record [    •    ] shares of American Capital common stock, representing less than [    •    ]% of American Capital's outstanding shares of common stock on that date.

Special Meeting of Ares Capital Common Stockholders (page 112)

        The Ares Capital special meeting will take place on [    •    ], 2016 at [    •    ], Eastern Time, at [    •    ]. Ares Capital stockholders are being asked to consider and vote on the following matters at their special meeting:

  •
  a proposal to approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement, as such agreement may be amended from time to time (including, if applicable, at a price below its then current net asset value per share); and

  •
  a proposal to approve the adjournment of the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Ares Capital special meeting to approve the foregoing proposal.

        You can vote at the Ares Capital special meeting if you owned Ares Capital common stock at the close of business on [    •    ], 2016. As of that date, there were approximately [    •    ] shares of Ares Capital common stock outstanding and entitled to vote and held by approximately [    •    ] holders of record. At the close of business on [    •    ], 2016, Ares Capital's executive officers and directors owned beneficially or of record [    •    ] shares of Ares Capital common stock, representing less than 1% of Ares Capital's outstanding shares of common stock on that date.

Comparative Market Price of Securities (page 336)

        Ares Capital common stock trades on NASDAQ under the symbol "ARCC." American Capital common stock trades on NASDAQ under the symbol "ACAS."

        On May 20, 2016, the last full trading day before the public announcement of the entry into the merger agreement, the closing price of Ares Capital common stock on NASDAQ was $15.19. Based upon this closing price, each share of American Capital common stock had an implied value of $17.40 per fully diluted share (calculated by adding (1) the stock consideration, which is calculated by multiplying the closing price of Ares Capital common stock on such date by the exchange ratio of 0.483, and (2) the cash consideration of $10.06, which is the sum of (A) $6.41 per share in cash from Ares Capital, plus (B) $1.20 per share in cash from Ares Capital Management, acting solely on its own behalf, plus (C) $2.45 per share in cash as a result of the completion of the Mortgage Manager Sale) and the aggregate value of the merger consideration in the Transactions would have been approximately $4.0 billion.

        On [    •    ], 2016, the last full trading day prior to the date of this document, the closing price of Ares Capital common stock on NASDAQ was $[    •    ]. Based upon this closing price, each share of American Capital common stock had an implied value of $[    •    ] per fully diluted share (calculated by adding (1) the stock consideration, which is calculated by multiplying the closing price of Ares Capital common stock on such date by the exchange ratio of 0.483, and (2) the cash consideration of $10.06, which is the sum of (A) $6.41 per share in cash from Ares Capital, plus (B) $1.20 per share in cash from Ares Capital Management, acting solely on its own behalf, plus (C) $2.45 per share in cash as a result of the completion of the Mortgage Manager Sale) and the aggregate value of the merger consideration in the Transactions would have been approximately $[    •    ] billion.

        Until the Transactions are completed, the value of the shares of Ares Capital common stock to be issued pursuant to the merger agreement will continue to fluctuate but the number of shares to be issued to American Capital's stockholders will remain fixed (subject to certain limited exceptions).

        The term "implied value" refers to the value of the Ares Capital common stock that American Capital stockholders would receive if the Transactions took place on a given date, based on the market price of Ares Capital common stock on such date. The value of Ares Capital common stock to be received pursuant to the merger agreement will continue to fluctuate and, as a result, American Capital stockholders will not know the value of the Ares Capital common stock they will receive pursuant to the merger agreement at the time they vote.

Dividends (page 336)

        Ares Capital currently intends to distribute quarterly dividends to its stockholders. For a history of the dividends and distributions paid by Ares Capital since January 1, 2013, see "Market Price, Dividend and Distribution Information." The amount and timing of past dividends and distributions are not a guarantee of any future dividends or distributions, or the amount thereof, the payment, timing and amount of which will be determined by Ares Capital's board of directors and depend on Ares Capital's cash requirements, its financial condition and earnings, contractual restrictions, legal and regulatory considerations and other factors. See "Ares Capital Dividend Reinvestment Plan" for additional information regarding Ares Capital's dividend reinvestment plan.

        For a history of the dividends and distributions paid by American Capital since January 1, 2013, see "Market Price, Dividend and Distribution Information."

        No dividends or other distributions with respect to shares of Ares Capital common stock will be paid to any former American Capital stockholders who have not surrendered their certificates or book-entry shares to the exchange agent for shares of Ares Capital common stock until such certificates or book-entry shares are surrendered in accordance with the letter of transmittal. Following the surrender of any such certificates or book-entry shares in accordance with the letter of transmittal, the record holders of such certificates or book-entry shares shall be entitled to receive, without interest, the amount of dividends or other distributions with a record date after the effective time payable with respect to shares of Ares Capital common stock exchangeable for such certificates or book-entry shares and not previously paid. Ares Capital has the right to withhold dividends or any other distributions on shares of Ares Capital common stock until the American Capital certificates or book-entry shares are surrendered to the exchange agent.

The Merger Is Intended to Be Taxable to American Capital Common Stockholders (page 229)

        For U.S. federal income tax purposes, American Capital and Ares Capital will treat the merger as a taxable acquisition of all of the American Capital common stock by Ares Capital. American Capital stockholders should generally recognize taxable gain or loss upon the receipt of the Ares Capital consideration, the make-up dividend amount and the Mortgage Manager consideration. With respect to the Ares Capital Management consideration, there is limited authority addressing the tax consequences of the receipt of merger consideration from a party other than the acquiror and, as a result, the tax consequences of the receipt of the Ares Capital Management consideration are not entirely clear. Ares Capital, Ares Capital Management and Computershare Shareowner Services, LLC (as Ares Capital's transfer agent) intend to take the position that the Ares Capital Management consideration received by a U.S. stockholder (as defined in the section entitled "Material U.S. Federal Income Tax Consequences of the Merger") is treated as additional merger consideration, and, assuming such position is respected, should generally result in additional taxable gain or a smaller loss to such U.S. stockholder. With respect to non-U.S. stockholders (as defined in the section entitled "Material U.S. Federal Income Tax Consequences of the Merger"), Ares Capital, Ares Capital Management and Computershare Shareowner Services, LLC (as Ares Capital's transfer agent), and any other applicable withholding agent, intend to withhold U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty, provided the non-U.S. stockholder furnishes the applicable forms or documents certifying qualification for the lower treaty rate) from the Ares Capital Management consideration payable to a non-U.S. stockholder.

        Holders of American Capital common stock should read "Material U.S. Federal Income Tax Consequences of the Merger" for a more complete discussion of the U.S. federal income tax consequences of the merger. Tax matters can be complicated and the tax consequences of the merger to American Capital stockholders will depend on their particular tax situation. Holders of American Capital common stock should consult with their own tax advisors to determine the tax consequences of the merger to them.

The Merger of Acquisition Sub With and Into American Capital Will Be Accounted for Under the Acquisition Method of Accounting (page 228)

        The merger of Acquisition Sub with and into American Capital will be accounted for under the acquisition method of accounting as provided by Accounting Standards Codification, or "ASC," 805-50, Business Combinations—Related Issues. See the section entitled "Accounting Treatment" for additional information.

Reasons for the Transactions (page 140)

  American Capital

        In evaluating the merger agreement, American Capital's board of directors consulted with and received the advice of American Capital's senior management and its financial and legal advisors. In reaching its decision, American Capital's board of directors considered a number of factors, including, but not limited to, the following factors, and, as a result, determined that the Transactions are in the best interests of American Capital and its stockholders.

        Certain material factors considered by American Capital's board of directors, including its independent directors, included, among others:

  •
  Financial Considerations.  American Capital's board of directors considered the financial terms of the mergers, including:

  •
  the fact that upon completion of the Transactions, American Capital stockholders will be entitled to receive total merger consideration of approximately $4.0 billion, which represents an implied value of $17.40 per share of American Capital common stock, based on Ares Capital's closing stock price of $15.19 on May 20, 2016 (the last trading day prior to the public announcement of the Transactions);

  •
  the fact that the total implied value of the merger consideration of $17.40 per share of American Capital common stock represents a significant premium over recent prices of American Capital common stock, including an 11.4% premium over the closing price of American Capital common stock on May 20, 2016 (the last trading day prior to the public announcement of the Transactions) and a 24.6% premium over the closing price of American Capital common stock on January 7, 2016 (the date of the announcement that American Capital would solicit offers to purchase American Capital or its business lines);

  •
  the fact that the cash component of the merger consideration, which accounts for approximately 57.8% of the total implied value of the merger consideration of $17.40 per share of American Capital common stock, provides liquidity and certainty of value;

  •
  the fact that the fixed exchange ratio provides American Capital stockholders the opportunity to benefit from any increase in the trading price of Ares Capital common stock between the announcement of the execution of the merger agreement and the completion of the mergers;

  •
  the fact that, based on the shares of each of American Capital and Ares Capital common stock outstanding as of May 20, 2016, American Capital stockholders would own approximately 26% of the combined company on a fully diluted basis immediately following the completion of the mergers, providing a potential upside for American Capital stockholders if Ares Capital's common stock trades higher in the future;

  •
  the fact that the merger consideration represents 82.9% of American Capital's net asset value as of March 31, 2016 and 82.1% of American Capital's net asset value as of March 31, 2016, as adjusted to include share repurchases of American Capital common stock for the period through May 20, 2016, and the exercise of all stock options outstanding that were in the money as of May 20, 2016;

    •
    the fact that if the mergers are completed after certain dates, beginning with the record date for Ares Capital's dividend payable with respect to the fourth quarter of 2016, American Capital stockholders will receive additional consideration based on an exchange adjusted percentage of Ares Capital's dividend payments;

    •
    the fact that Ares Capital Management, which serves as the investment adviser to Ares Capital, has agreed to waive up to $100 million in income based fees payable for the ten calendar quarters beginning with the first full quarter following the completion of the Transactions;

    •
    the fact that the merger should be taxable to American Capital stockholders for U.S. federal income tax purposes and that, for most such stockholders (other than those with a low tax basis), no significant difference may exist between a taxable and non-taxable transaction given the large cash component of the merger consideration; and

    •
    the fairness opinions of Goldman Sachs and Credit Suisse, both dated May 23, 2016, as presented to American Capital's board of directors.

  •
  Thorough Review of Strategic Alternatives.  American Capital's board of directors considered the results of the extensive review of strategic alternatives, including:

  •
  the fact that American Capital's financial advisors undertook a robust and extensive public process seeking to sell all of or a part of American Capital in an effort to maximize the price American Capital stockholders would receive as consideration;

  •
  the belief of American Capital's board of directors, which belief was formed based on a review of the results of the strategic review process, with the assistance of American Capital's management and its financial and legal advisors, and of the Strategic Review Committee of American Capital's board of directors (the "Strategic Review Committee"), respectively, that the Transactions are more favorable to American Capital stockholders than the opportunities and alternatives reasonably available to American Capital; and

  •
  the belief of American Capital's board of directors, which belief was formed after consultation with American Capital's management and its financial and legal advisors, that continuing discussions with Ares Capital or soliciting interest from additional third parties would be unlikely to lead to a better offer and could lead to the loss of Ares Capital's proposed offer.

  •
  Strategic and Business Considerations.  American Capital's board of directors considered the various opportunities for the combined company to provide a number of strategic and business opportunities and generate additional stockholder value, including:

  •
  the fact that the combined company will be a leading BDC in the United States, with more than $12 billion in investments at fair value as of March 31, 2016, on a pro forma basis;

  •
  the fact that the combined company will be a leading direct lender to middle market companies;

  •
  the fact that the mergers will provide additional scale and portfolio diversification for the combined company;

  •
  the changing landscape of middle market sponsored finance lending, the industry in which American Capital and Ares Capital operate;

    •
    the fact that the receipt of shares of Ares Capital common stock in exchange for shares of American Capital common stock will permit American Capital stockholders to receive common stock that may be more liquid than American Capital common stock, and to receive dividend payments in the combined company by participating in Ares Capital's dividend;

    •
    the fact that American Capital stockholders will have an ability to participate in the future growth of Ares Capital, including any future upside in the stock price of Ares Capital and potential synergies expected to result from the mergers;

    •
    the pro forma financial metrics of the combined company and the opportunity for American Capital stockholders to participate in the long-term prospects of the combined company;

    •
    Ares Capital's strong track record of success with its 2010 acquisition of Allied Capital Corporation, a BDC, which transaction was valued at approximately $908 million; and

    •
    American Capital's knowledge of Ares Capital's business, operations, financial condition, earnings and prospects, taking into account the results of American Capital's business and legal due diligence review of Ares Capital.

  •
  The Mortgage Manager Sale.  American Capital's board of directors considered the terms and conditions of the Mortgage Manager Purchase Agreement (as defined below) and how that transaction related to the mergers, including:

  •
  the significant difficulty of selling ACMM or its subsidiaries as a part of a whole company sale of American Capital or otherwise as part of a sale to a third party;

  •
  the fact that American Capital entered into the Mortgage Manager Purchase Agreement to sell ACMM to AGNC for $562 million in cash and that the proceeds of such sale would constitute a part of the merger consideration; and

  •
  the fact that the Mortgage Manager Sale (i) was not linked to or conditioned on the mergers; (ii) did not have a fiduciary out included as part of its underlying agreement; (iii) was contemplated to have a closing date set for as early as July 1, 2016, with limited closing conditions, including no financing contingency; (iv) had a high likelihood of completion; and (v) imposed limited contingent obligations on either American Capital or Ares Capital, other than contingent obligations relating to transition services.

  •
  Terms of the Merger Agreement.  American Capital's board of directors considered the terms and conditions of the merger agreement and the course of negotiations thereof, including:

  •
  the fact that the merger agreement is unlikely to unduly deter third parties from making unsolicited acquisition proposals;

  •
  the likelihood that the proposed mergers would be completed;

  •
  the fact that the merger agreement includes customary terms, including customary non-solicitation, closing and termination provisions;

  •
  the fact that the merger agreement imposes a continuing obligation on Ares Capital to provide indemnification to and maintain insurance for officers and directors of American Capital;

  •
  the fact that the merger agreement specifies that, in connection with the mergers, American Capital's options and certain other compensatory equity (i.e., PIP (as defined below) shares) will generally be treated in the same manner as American Capital's common stock, including the fact that the vast majority of such options and other equity have already vested;

  •
  the fact that the merger agreement includes a reciprocal termination fee of $140 million, or approximately 3.5% of the aggregate equity value of the mergers, which would not preclude or substantially impede a possible superior proposal from being made;

    •
    the fact that the merger agreement includes reciprocal expense reimbursement provisions in an amount not to exceed $15 million to be paid in the event American Capital stockholders do not vote to adopt the merger agreement or Ares Capital does not receive required stockholder and other Investment Company Act approvals, if any, for the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share), respectively; and

    •
    the fact that the consideration and negotiation of the merger agreement was conducted through extensive arms-length negotiations under the oversight of the Strategic Review Committee, which is composed solely of independent directors.

  •
  The Elliott Parties.  American Capital's board of directors considered the results of negotiations with Elliott Associates, L.P., a Delaware limited partnership ("Elliott"), Elliott International, L.P., a Cayman Islands limited partnership ("Elliott International") and Elliott International Capital Advisors Inc., a Delaware corporation ("EICA" and together with Elliott and Elliott International, the "Elliott Parties") holders of approximately a 15.8% economic interest in American Capital as of the date of this document, including:

  •
  the fact that both Elliott and Elliott International entered into a voting and support agreement with Ares Capital to vote in favor of the mergers (the "Elliott Support Agreement"); and

  •
  the fact that the Elliott Parties entered into a settlement agreement with American Capital, pursuant to which American Capital's board of directors would be reconstituted if the merger agreement is terminated for any reason.

        The foregoing list does not include all the factors that American Capital's board of directors considered in making its decision. For a further discussion of the material factors considered by American Capital's board of directors, see "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Reasons for the Transactions."

  Ares Capital

        In evaluating the merger agreement, the Ares Capital board of directors consulted with representatives of management, its investment adviser, Ares Capital Management, as well as Ares Capital's financial, legal and other advisors and considered a number of factors, including, but not limited to, the following factors, and determined that the Transactions are in Ares Capital's best interests and the best interests of Ares Capital stockholders.

        The following discussion of the information and factors considered by Ares Capital's board of directors, including the independent directors, is not intended to be exhaustive, but includes the material factors considered by Ares Capital's board of directors in evaluating the Transactions.

        Financial and Strategic Considerations.    The Ares Capital board of directors considered the following financial terms of, and strategic and business factors relating to, the Transactions:

  •
  the unique opportunity to acquire a company of American Capital's size and scope and the fact that the combined company will have enhanced market leadership in middle market direct lending with an increased market presence to sponsors and borrowers as well as a higher profile with institutional investors, and the fact that the combined company would have the ability to originate larger transactions with increased final hold positions and increased fee income potential and the ability to capture increased underwriting and distribution fees from greater syndication opportunities;

  •
  the fact that the limited overlap of assets and investments of American Capital and Ares Capital will further limit single issuer and industry credit exposure of the combined company following the completion of the Transactions by further diversifying Ares Capital's balance sheet, and that the Transactions should provide Ares Capital with a larger asset base, which may provide Ares Capital's investment adviser with greater investment flexibility and investment options for Ares Capital, and the opportunity to accelerate the growth of the SDLP (as defined below);

  •
  the fact that the combined company is expected to have improved access to lower cost capital from banks and capital markets participants to invest in its portfolio and to pursue new attractive investment opportunities;

  •
  the fact that the Transactions are expected to be immediately accretive to core earnings per share;

  •
  the fact that the Transactions are also expected to be accretive to Ares Capital's net asset value between the first and second full years after the effective time and beyond;

  •
  the fact that the Transactions are expected to result in cost savings and synergies for the combined company;

  •
  the fact that Ares Capital Management, Ares Capital's investment adviser, has agreed to waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the Transactions, the lesser of (1) $10 million of the income based fees and (2) the amount of income based fees for such quarter, in each case, to the extent earned and payable by Ares Capital in such quarter pursuant to and as calculated under its investment advisory and management agreement, to facilitate an enhanced level of profitability of the combined company during the integration and portfolio repositioning period for the combined company;

  •
  the fact that Ares Capital has had success in executing and integrating the business and operations of its prior acquisitions, including, among other things, Ares Capital's successful execution on a portfolio rotation strategy in its 2010 acquisition of Allied Capital Corporation;

  •
  the opinions of Wells Fargo Securities and BofA Merrill Lynch, each dated May 23, 2016, to the Ares Capital board of directors as to the fairness, from a financial point of view and as of the date of the opinion, to Ares Capital of the Ares Capital consideration to be paid by Ares Capital in the mergers, each as more fully described below in the section entitled "Opinion of Financial Advisors to the Ares Capital Board of Directors;"

  •
  its understanding of Ares Capital's and American Capital's respective businesses, portfolio companies, operations, financial condition, earnings, risks and prospects, taking into account the results of Ares Capital's business and legal due diligence review of American Capital's operations, its portfolio companies and other corporate and financial matters conducted by Ares Capital's management and its legal advisors and financial advisors;

  •
  the values and prospects of the portfolio company investments held by American Capital and Ares Capital;

  •
  information and discussions with Ares Capital's management regarding American Capital's business and portfolio investments and the anticipated benefits of the Transactions, as well as the recommendation of the Transactions by Ares Capital's management;

  •
  the ability of Ares Capital to continue paying a regular quarterly dividend and the potential for increased dividends over time;

  •
  the fact that, following the completion of the Transactions, the current directors and officers of Ares Capital are expected to continue in their current positions and that Ares Capital's investment adviser, Ares Capital Management, will continue to externally manage the combined company; and

  •
  the fact that Ares Capital was able to obtain additional committed financing of $460 million to support the Transactions.

        Terms of the Merger Agreement.    The Ares Capital board of directors considered the terms and conditions of the merger agreement and the course of negotiations thereof, including:

  •
  the terms of the merger agreement were the result of extensive arms' length negotiations between representatives of Ares Capital and American Capital;

  •
  the fact that the merger agreement includes a reciprocal termination fee of $140 million, or approximately 3.5% of the aggregate equity value of the Transactions payable in certain situations (see "Description of the Merger Agreement—Termination of the Merger Agreement—Termination Fees" for more information);

  •
  the fact that the merger agreement includes reciprocal expense reimbursement provisions in an amount not to exceed $15 million to be paid in the event American Capital stockholders do not vote to adopt the merger agreement or Ares Capital does not receive required stockholder and other Investment Company Act approvals, if any, for the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share);

  •
  the fact that the merger agreement includes customary terms, including customary non-solicitation, closing and termination provisions;

  •
  the fact that the merger agreement provides for a four-day match period for Ares Capital in the event that American Capital receives an unsolicited acquisition proposal;

  •
  the termination date under the merger agreement, which allows for time that is expected to be sufficient to complete the Transactions; and

  •
  the fact that the stock portion of the merger consideration is a fixed number of shares (subject to certain limited exceptions) and thus avoids fluctuations in the number of shares of Ares Capital common stock payable as merger consideration.

        The foregoing list does not include all the factors that Ares Capital's board of directors considered in making its decision. For a further discussion of the material factors considered by Ares Capital's board of directors, see "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Reasons for the Transactions" below.

Risks Relating to the Transactions (page 79)

        The Transactions are subject to the following risks. American Capital and Ares Capital stockholders should carefully consider these risks before deciding how to vote on the proposals to be voted on at their respective stockholder meetings. See "Risk Factors—Risks Relating to the Transactions" below for a more detailed discussion of these factors.

  •
  Because the market price of Ares Capital common stock will fluctuate, American Capital stockholders cannot be sure of the market value of the stock portion of the Ares Capital consideration they will receive until the effective time.

  •
  Sales of shares of Ares Capital common stock after the completion of the Transactions may cause the market price of Ares Capital common stock to fall.

  •
  American Capital stockholders and Ares Capital stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Transactions.

  •
  Ares Capital may be unable to realize the benefits anticipated by the Transactions, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits.

  •
  American Capital's and Ares Capital's inability to obtain consents of certain investment funds managed by ACAM and its subsidiaries representing at least 75% of the aggregate assets under management of such funds as of March 31, 2016 could delay or prevent the completion of the Transactions.

  •
  The Transactions may trigger certain "change of control" provisions and other restrictions in contracts of American Capital, Ares Capital or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined company.

  •
  Two lawsuits have been filed against American Capital, ACAM, ACMM, AGNC, members of American Capital's board of directors, Ares Capital and certain of Ares Capital's affiliates challenging the mergers. An adverse ruling in any such lawsuit may prevent the mergers from becoming effective within the expected timeframe or at all. If the mergers are completed, these lawsuits and other legal proceedings could have a material impact on the results of operations, cash flows or financial condition of the combined company.

  •
  The opinions obtained by American Capital and Ares Capital from their respective financial advisors will not reflect changes in circumstances between signing the merger agreement and completion of the Transactions.

  •
  If the Transactions do not close, neither Ares Capital nor American Capital will benefit from the expenses incurred in its pursuit.

  •
  Termination of the merger agreement could negatively impact American Capital and Ares Capital.

  •
  Under certain circumstances, American Capital and Ares Capital are obligated to pay each other a termination fee upon termination of the merger agreement.

  •
  The merger agreement limits each of American Capital's and Ares Capital's ability to pursue alternatives to the Transactions; however, in specified circumstances, American Capital or Ares Capital may terminate the merger agreement to accept a "superior proposal" (as defined in the merger agreement).

  •
  The Transactions are subject to closing conditions, including certain stockholder approvals, that, if not satisfied or waived, will result in the Transactions not being completed, which may result in material adverse consequences to American Capital's business and operations.

  •
  American Capital and Ares Capital may waive one or more conditions to the Transactions without resoliciting stockholder approval.

  •
  Certain persons related to American Capital have interests in the Transactions that differ from the interests of American Capital stockholders. See the section of this document entitled "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Interests of Certain Persons Related to American Capital in the Transactions."

  •
  American Capital will be subject to business uncertainties and contractual restrictions while the Transactions are pending.

  •
  The shares of Ares Capital common stock to be received by American Capital stockholders as a result of the Transactions will have different rights associated with them than shares of American Capital common stock currently held by them. See the section of this document entitled "Comparison of Stockholder Rights."

  •
  The market price of Ares Capital common stock after the completion of the Transactions may be affected by factors different from those affecting American Capital common stock or Ares Capital common stock currently.

        In addition, stockholders should carefully consider the matters described in "Risk Factors" in determining whether to adopt the merger agreement, in the case of American Capital stockholders, and approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share), in the case of Ares Capital stockholders. If any of the events described in such section occurs, Ares Capital, American Capital or, following the completion of the Transactions, the combined company's business, financial condition or results of operations could be materially adversely affected.

American Capital's Board of Directors, Including the Independent Directors, Unanimously Recommends That American Capital Stockholders Vote "FOR" Adoption of the Merger Agreement (page 152)

        American Capital's board of directors, including its independent directors, unanimously approved the merger agreement and the Transactions and recommends that American Capital stockholders vote "FOR" adoption of the merger agreement and "FOR" the adjournment of the American Capital annual meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the American Capital annual meeting to adopt the merger agreement.

Ares Capital's Board of Directors, Including the Independent Directors, Unanimously Recommends That Ares Capital Stockholders Vote "FOR" Approval of the Issuance of Shares of Ares Capital Common Stock to be Issued Pursuant to the Merger Agreement (Including, if Applicable, at a Price Below its Then Current Net Asset Value) (page 153)

        Ares Capital's board of directors, including the independent directors, unanimously approved the merger agreement, and the Transactions, including the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share), and unanimously recommends that Ares Capital stockholders vote "FOR" the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share) and "FOR" the adjournment of the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Ares Capital special meeting to approve the foregoing proposal.

Certain Persons Related to American Capital Have Interests in the Transactions that Differ from Your Interests (page 198)

        Certain persons related to American Capital have financial interests in the Transactions that are different from, or in addition to, the interests of American Capital stockholders. The members of the American Capital board of directors were aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the Transactions and in recommending to American Capital's stockholders that the merger agreement be adopted. These interests are described in more detail in the section of this document entitled "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common

Stock Pursuant to the Merger Agreement—Interests of Certain Persons Related to American Capital in the Transactions."

Ares Capital's Investment Adviser Has Interests in the Transactions that Differ from the Interests of Ares Capital Stockholders (page 205)

        Ares Capital's investment adviser, Ares Capital Management, has indirect financial interests in the Transactions that are different from, and/or in addition to, the interests of Ares Capital stockholders. For example, Ares Capital Management's base management fee is based on a percentage of Ares Capital's total assets. Because total assets under management will increase as a result of the Transactions, the dollar amount of Ares Capital Management's base management fee will likely increase as a result of the Transactions. In addition, the income based fee and capital gains incentive fee payable by Ares Capital to Ares Capital Management will be impacted as a result of the Transactions. See "Unaudited Pro Forma Condensed Consolidated Financial Statements."

        In connection with the Transactions, Ares Capital Management has agreed to (1) provide $275 million of cash consideration, or $1.20 in cash per share of American Capital common stock, payable to American Capital's stockholders in accordance with the terms and conditions set forth in the merger agreement at the effective time and (2) waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the Transactions, the lesser of (A) $10 million of the income based fees and (B) the amount of income based fees for such quarter, in each case, to the extent earned and payable by Ares Capital in such quarter pursuant to and as calculated under Ares Capital's investment advisory and management agreement.

American Capital Stockholders Have Dissenters' Rights (page 605)

        American Capital stockholders are entitled to appraisal rights under Section 262 of the DGCL, provided they follow the procedures and satisfy the conditions set forth in Section 262 of the DGCL. For more information regarding appraisal rights, see the section entitled "Appraisal Rights of American Capital Stockholders" in this document. In addition, a copy of Section 262 of the DGCL is attached as Annex F to this document. Failure to strictly comply with Section 262 of the DGCL may result in your waiver of, or inability to, exercise appraisal rights.

Ares Capital Stockholders Do Not Have Dissenters' Rights (page 116)

        Ares Capital's stockholders will not be entitled to exercise dissenters' rights in connection with the Transactions under Maryland law.

American Capital and Ares Capital Have Agreed When and How American Capital Can Consider Third Party Acquisition Proposals (page 221)

        American Capital and Ares Capital have agreed to, and will cause their respective affiliates, subsidiaries, and each of their respective officers, directors, managers, employees and other advisors, representatives and agents to, immediately cease and cause to be terminated all discussions and negotiations with respect to a "competing proposal" (as defined in the merger agreement) from a third party and not to directly or indirectly solicit or take any other action with the intent to solicit any inquiry, discussion, proposal or offer with respect to a competing proposal.

        If either American Capital or Ares Capital receives a competing proposal from a third party, and the board of directors of American Capital or Ares Capital, as applicable, determines in good faith after consultation with its outside legal counsel and independent financial advisors that (1) failure to consider such proposal would reasonably be expected to be inconsistent with the fiduciary duties of such directors under applicable law and (2) the competing proposal constitutes or is reasonably expected to result in a "superior proposal" (as defined in the merger agreement), then the party receiving such proposal may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied. If the board of directors of American Capital or Ares Capital, as applicable, determines that it has received a superior proposal from a third party, American Capital or Ares Capital, as applicable, may terminate the merger agreement and enter into an agreement with such third party, subject to (1) negotiating in good faith to amend the merger agreement so that the superior proposal is no longer deemed a superior proposal and satisfying certain other procedural requirements and (2) the payment of a $140 million termination fee by the terminating party.

        American Capital and Ares Capital may grant a waiver of or terminate any standstill or similar obligation to the extent necessary to allow a third party to make a "competing proposal" (as such term is defined in the merger agreement).

        Under certain confidentiality agreements entered into during American Capital's strategic review process, third parties may privately request a waiver from American Capital's board of directors to submit an unsolicited acquisition proposal to American Capital's board of directors.

Adoption of the Merger Agreement Requires the Approval of American Capital Stockholders Holding at Least a Majority of Votes Outstanding and Entitled to Vote (page 108)

        The affirmative vote of the holders of at least a majority of the shares of American Capital common stock outstanding and entitled to vote is required to adopt the merger agreement.

Votes Required to Approve the Issuance of Shares of Ares Capital Common Stock (Including, if Applicable, at a Price Below its Then Current Net Asset Value) (page 113)

        Under NASDAQ Listing Rule 5635(a), stockholder approval is required prior to issuing common stock in connection with the acquisition of the stock or assets of another company, if the potential issuance is equal to 20% or more of the number of shares of common stock or voting power outstanding. The affirmative vote of holders of at least a majority of the total votes cast on the matter at a meeting at which a quorum is present (meaning the number of shares voted "for" a proposal must exceed the number of shares voted "against" such proposal) is required to approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for such proposal if the shares of Ares Capital common stock to be issued pursuant to the merger agreement are issued at a price that is at or above its then current net asset value per share.

        Under the Investment Company Act, Ares Capital is not permitted to issue common stock at a price below the then current net asset value per share unless such issuance is approved by its stockholders and, in certain cases, its board of directors makes certain determinations. Pursuant to stockholder approval granted at a special meeting of Ares Capital stockholders held on May 12, 2016, Ares Capital currently is permitted to sell or otherwise issue shares of Ares Capital common stock at a price below its then current net asset value per share in an amount up to 25% of its then outstanding shares of Ares Capital common stock, subject to certain limitations and determinations that must be made by Ares Capital's board of directors. Such stockholder approval expires on May 12, 2017. Because the number of shares of Ares Capital common stock to be issued pursuant to the merger agreement is expected to exceed 25% of Ares Capital's then outstanding shares, Ares Capital is seeking stockholder approval to issue the shares of Ares Capital common stock to be issued pursuant to the merger agreement at a price below its then current net asset value per share, if applicable. Stockholder approval may be obtained in either of two ways. First, the stock issuance proposal will be approved for purposes of the Investment Company Act if Ares Capital obtains the affirmative vote of (1) a majority of the outstanding shares of Ares Capital common stock and (2) a majority of the outstanding shares of Ares Capital common stock held by persons that are not affiliated persons of Ares Capital. For these purposes, the Investment Company Act defines a "majority of the outstanding shares" as the lesser of (1) 67% or more of the outstanding shares of Ares Capital common stock present or represented by proxy at the Ares Capital special meeting if the holders of more than 50% of the shares of Ares Capital common stock are present or represented by proxy or (2) more than 50% of the outstanding shares of Ares Capital common stock. In order to issue shares at a price below net asset value pursuant to this approval, Ares Capital's board of directors would need to make certain determinations as required under the Investment Company Act. Second, the proposal can also be approved for purposes of the Investment Company Act if it receives approval from a majority of the number of the beneficial holders of Ares Capital common stock, without regard to whether a majority of such shares are voted in favor of the proposal. For purposes of approval under the Investment Company Act, abstentions will have the effect of a vote "against" the proposal. If the shares of Ares Capital common stock to be issued pursuant to the merger agreement are issued at a price that is equal to or above its then current net asset value per share, or if the amount of shares of Ares Capital common stock to be issued pursuant to the merger agreement at a price below then current net asset value does not exceed 25% of Ares Capital's then outstanding shares and Ares Capital's board of directors makes certain determinations as required under the Investment Company Act, no stockholder approval is required under the Investment Company Act for the stock issuance proposal.

Completion of the Transactions (page 208)

        While there can be no assurance as to the exact timing, or that the Transactions will be completed at all, we expect to complete the Transactions as early as the fourth quarter of 2016. We currently expect to complete the Transactions promptly following receipt of the required approvals at the American Capital annual meeting and the Ares Capital special meeting and satisfaction of the other closing conditions set forth in the merger agreement.

Conditions That Must Be Satisfied or Waived for the Mergers to be Completed (page 223)

        The obligations of American Capital and Ares Capital to complete the mergers are subject to the satisfaction or, where permissible, waiver of the following conditions:

  •
  the required approvals of American Capital and Ares Capital stockholders are obtained at their respective stockholder meetings;

  •
  the shares of Ares Capital stock to be issued in the merger have been authorized for listing on NASDAQ;

  •
  the registration statement, of which this document forms a part, has become effective and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been initiated by the SEC;

  •
  any applicable waiting period under United States and foreign competition, antitrust, merger control or investment laws has expired or early termination thereof granted and any governmental authorization or consent required with respect to the mergers pursuant to such laws have been obtained;

  •
  no governmental authority issues any order that has the effect of restraining, enjoining or otherwise prohibiting the completion of the mergers;

  •
  all governmental authorizations and consents required with respect to the mergers as set forth in the American Capital disclosure letter have been obtained and remain in full force and effect; and

  •
  the consent of certain investment funds managed by ACAM and its subsidiaries representing at least 75% of the aggregate assets under management of such funds as of March 31, 2016.

        The obligation of Ares Capital, Acquisition Sub and IHAM to complete the mergers is subject to the satisfaction or, where permissible, waiver of the following conditions:

  •
  the representations and warranties of American Capital and ACAM, as applicable, pertaining to:

  (1)
  the authorized and outstanding capital stock of American Capital are true and correct as of the merger agreement date and the effective time other than for de minimis inaccuracies;

  (2)
  certain fundamental representations are true and correct in all material respects, without giving effect to any materiality or material adverse effect qualification stated therein, as of the merger agreement date and the effective time (except to the extent made as of a specific date, in which case such fundamental representations are required to be true as of such specific date only); and

  (3)
  all other representations contained in the merger agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the merger agreement date and the effective time (except to the extent made as of a specific date, in which case such representations are required to be true as of such specific date only), except for such failures to be true and correct as would not, individually or in the aggregate, have a material adverse effect;

  •
  American Capital has performed in all material respects all obligations required to be performed by it under the merger agreement on or prior to the effective time;

  •
  Ares Capital has received a certificate signed on behalf of American Capital by an executive officer certifying that the above conditions have been satisfied; and

  •
  since the date of the merger agreement, there has not occurred and is continuing any material adverse effect with respect to American Capital.

        The obligation of American Capital and ACAM to complete the mergers is subject to the satisfaction or, where permissible, waiver of the following conditions:

  •
  the representations and warranties of Ares Capital, Acquisition Sub and IHAM, as applicable, pertaining to:

  (1)
  the authorized and outstanding capital stock of Ares Capital are true and correct as of the merger agreement date and the effective time other than for de minimis inaccuracies;

  (2)
  certain fundamental representations are true and correct in all material respects, without giving effect to any materiality or material adverse effect qualification stated therein, as of the merger agreement date and the effective time (except to the extent made as of a specific date, in which case such fundamental representations are required to be true as of such specific date only); and

  (3)
  all other representations contained in the merger agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the merger agreement date and the effective time (except to the extent made as of a specific date, in which case such representations are required to be true as of such specific date only), except for such failures to be true and correct as would not, individually or in the aggregate, have a material adverse effect;

  •
  Ares Capital and Acquisition Sub have performed in all material respects all obligations required to be performed by each of them under the merger agreement on or prior to the effective time;

  •
  American Capital has received a certificate signed on behalf of Ares Capital by an executive officer certifying that the above conditions have been satisfied; and

  •
  since the date of the merger agreement, there has not occurred and is continuing any material adverse effect with respect to Ares Capital.

        We cannot be certain when, or if, the conditions to the mergers will be satisfied or waived or that the mergers will ever be completed.

Termination of the Merger Agreement (page 224)

        The merger agreement may be terminated at any time prior to the effective time, whether before or after the approvals of the Ares Capital and American Capital stockholders sought by this document, as follows:

  •
  by mutual written consent of Ares Capital and American Capital;

  •
  by either Ares Capital or American Capital if:

  (1)
  the mergers have not been completed on or before 5:00 PM (New York time) on May 23, 2017, or the "termination date"; provided that a party may not terminate if its failure to perform or comply with any of its obligations under the merger agreement was the principal cause of or resulted in the failure of the effective time to have occurred on or before the termination date;

  (2)
  any governmental authority takes any final and non-appealable action that permanently restrains, enjoins or prohibits the transactions contemplated by the merger agreement; provided that a party may not terminate if its failure to perform or comply with any of its obligations under the merger agreement proximately caused the governmental action;

  (3)
  the American Capital stockholder approval is not obtained; or

  (4)
  the Ares Capital stockholder approval is not obtained, provided that the termination right may not be exercised until the day immediately preceding the termination date;

  •
  by American Capital if:

  (1)
  Ares Capital, Ares Capital Management or IHAM breach or fail to perform any of their respective representations, warranties, covenants or other agreements under the merger agreement if such breach or failure to perform (A) would result in the failure of an American Capital condition to closing the mergers and (B) cannot be not cured by the earlier of (x) the termination date or (y) 30 days following American Capital's delivery of written notice to Ares Capital of such breach or failure to perform (provided that American Capital is not then in material breach of a material obligation under the merger agreement so as to result in the failure of an Ares Capital condition to closing the mergers);

  (2)
  at any time prior to the receipt of the Ares Capital stockholder approval, the Ares Capital board of directors makes an Ares Capital adverse recommendation change;

  (3)
  Ares Capital enters into a definitive agreement with respect to a superior proposal; or

  (4)
  at any time prior to receipt of the American Capital stockholder approval, American Capital enters into a definitive agreement with respect to a superior proposal, provided that (A) such proposal did not arise from a material breach of its non-solicit obligations and (B) prior to or simultaneously with such termination American Capital pays to Ares Capital a $140 million termination fee;

  •
  by Ares Capital if:

  (1)
  American Capital or ACAM breach or fail to perform any of their representations, warranties, covenants or other agreements under the merger agreement if such breach or failure to perform (A) would result in the failure of an Ares Capital condition to closing the mergers and (B) cannot be cured by the termination date, or (y) 30 days following American Capital's delivery of written notice to Ares Capital of such breach or failure to perform (provided that Ares Capital is not then in material breach of a material obligation under the merger agreement so as to result in the failure of an American Capital condition to closing the mergers);

  (2)
  at any time prior to the receipt of the American Capital stockholder approval, the American Capital board of directors makes an American Capital adverse recommendation change;

  (3)
  American Capital enters into a definitive agreement with respect to a superior proposal; or

  (4)
  at any time prior to receipt of the Ares Capital stockholder approval, Ares Capital enters into a definitive agreement with respect to a superior proposal, provided that (A) such proposal did not arise from a material breach of its non-solicit obligations and (B) prior to or simultaneously with such termination Ares Capital pays to American Capital a $140 reverse million termination fee.

Termination Fee (page 226)

        The merger agreement provides for the payment by American Capital to Ares Capital of a termination fee of $140 million if the merger agreement is terminated by American Capital or Ares Capital under certain circumstances. If American Capital stockholders do not adopt the merger agreement and the merger agreement is terminated, American Capital will be required to reimburse Ares Capital for its expenses up to $15 million, which amount will reduce, on a dollar for dollar basis, any termination fee that becomes payable by American Capital to Ares Capital. In addition, the merger agreement provides for a payment by Ares Capital to American Capital of a reverse termination fee of $140 million under certain other circumstances. If the issuance of shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share) does not receive required stockholder and other Investment Company Act approvals, if any, and the merger agreement is terminated, Ares Capital will be required to reimburse American Capital for its expenses up to $15 million, which amount will reduce, on a dollar for dollar basis, any termination fee that becomes payable by Ares Capital to American Capital.

Board of Directors and Management of the Combined Company Following Completion of the Transactions (page 123)

        Upon the completion of the Transactions, the current directors and officers of Ares Capital are expected to continue in their current positions and Ares Capital's investment adviser, Ares Capital Management, will externally manage the combined company.

Third Party Consents Required for the Transactions (page 206)

        Pursuant to the merger agreement, each of Ares Capital's and American Capital's obligations to complete the Transactions is subject to the prior receipt of (1) consents required to be obtained from certain investment funds managed by ACAM and its subsidiaries representing at least 75% of the aggregate assets under management of all such funds as of March 31, 2016, as well as (2) approvals and consents required to be obtained from other third parties, including regulatory authorities in the

United Kingdom and Guernsey. Although American Capital and Ares Capital expect that all such approvals and consents will be obtained and remain in effect and all conditions related to such consents will be satisfied, there can be no assurance that such approvals or consents will be obtained.

The Rights of American Capital Common Stockholders Following the Transactions Will Be Different (page 567)

        The rights of American Capital's stockholders are currently governed by Delaware law, American Capital's third amended and restated certificate of incorporation, as amended (the "American Capital certificate of incorporation"), and American Capital's second amended and restated bylaws, as amended (the "American Capital bylaws"). As a result of the Transactions, American Capital stockholders who receive shares of Ares Capital common stock pursuant to the merger agreement will become stockholders of Ares Capital. Your rights as stockholders of Ares Capital will be governed by Maryland law, Ares Capital's articles of amendment and restatement, as amended (the "Ares Capital charter"), and Ares Capital's second amended and restated bylaws, as amended (the "Ares Capital bylaws"). The rights of American Capital's stockholders and the rights of Ares Capital's stockholders differ in certain respects.

 RISK FACTORS

        In addition to the other information included in this document, stockholders should carefully consider the matters described below in determining whether to adopt the merger agreement, in the case of American Capital stockholders, and approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share), in the case of Ares Capital stockholders. The risks set out below are not the only risks Ares Capital, American Capital and, following the completion of the Transactions, the combined company face. Additional risks and uncertainties not currently known to Ares Capital or American Capital or that they currently deem to be immaterial also may materially adversely affect their or, following the completion of the Transactions, the combined company's business, financial condition or operating results. If any of the following events occur, Ares Capital, American Capital or, following the completion of the Transactions, the combined company's business, financial condition or results of operations could be materially adversely affected.

Risks Relating to Ares Capital

         The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on Ares Capital's business and operations.

        From time to time, capital markets may experience periods of disruption and instability. For example, between 2008 and 2009, the global capital markets were unstable as evidenced by periodic disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have largely recovered from the events of 2008 and 2009, there have been continuing periods of volatility, some lasting longer than others. For example, beginning in the latter half of 2015 and continuing into 2016, economic uncertainty and market volatility in China and geopolitical unrest in the Middle East, combined with continued volatility of oil prices, among other factors, have caused disruption in the capital markets, including the markets in which Ares Capital participates. In addition, the referendum by British voters to exit the European Union ("E.U.") ("Brexit") in June 2016 has led to further disruption and instability in the global markets. There can be no assurance these market conditions will not continue or worsen in the future.

        Equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, Ares Capital is generally not able to issue additional shares of Ares Capital common stock at a price less than net asset value without first obtaining approval for such issuance from Ares Capital stockholders and Ares Capital's independent directors. Ares Capital generally seeks approval from Ares Capital stockholders so that Ares Capital has the flexibility to issue up to 25% of its then outstanding shares of Ares Capital common stock at a price below net asset value. Pursuant to approval granted at a special meeting of stockholders held on May 12, 2016, Ares Capital currently is permitted to sell or otherwise issue shares of Ares Capital common stock at a price below net asset value, subject to certain limitations and determinations that must be made by Ares Capital's board of directors. Such stockholder approval expires on May 12, 2017.

        Volatility and dislocation in the capital markets can also create a challenging environment in which to raise or access debt capital. The reappearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance Ares Capital's existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on Ares Capital's business. The debt capital that will be available to Ares Capital in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what Ares Capital currently experiences. If Ares Capital is unable to raise or refinance debt, then Ares Capital's equity investors may not benefit from the potential for increased returns on equity resulting from leverage and Ares Capital may be limited in its ability to make new commitments or to fund existing commitments to Ares Capital's portfolio companies.

        Significant changes or volatility in the capital markets may also have a negative effect on the valuations of Ares Capital's investments. While most of Ares Capital's investments are not publicly traded, applicable accounting standards require Ares Capital to assume as part of its valuation process that Ares Capital's investments are sold in a principal market to market participants (even if Ares Capital plans on holding an investment through its maturity). Significant changes in the capital markets may also affect the pace of Ares Capital's investment activity and the potential for liquidity events involving Ares Capital's investments. Thus, the illiquidity of Ares Capital's investments may make it difficult for Ares Capital to sell such investments to access capital if required, and as a result, Ares Capital could realize significantly less than the value at which Ares Capital has recorded its investments if Ares Capital were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse effect on Ares Capital's business, financial condition or results of operations.

         Uncertainty about the financial stability of the United States, China and several countries in the E.U. could have a significant adverse effect on Ares Capital's business, financial condition and results of operations.

        Due to federal budget deficit concerns, S&P downgraded the federal government's credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody's and Fitch had warned that they may downgrade the federal government's credit rating. Further downgrades or warnings by S&P or other rating agencies, and the United States government's credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with Ares Capital's debt portfolio and Ares Capital's ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on Ares Capital's financial performance and the value of Ares Capital common stock.

        In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. While the financial stability of many of such countries has improved significantly, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. In July and August 2015, Greece reached agreements with its international creditors for bailouts that provide aid in exchange for austerity terms that had previously been rejected by Greek voters. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. Ares Capital cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and Ares Capital cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, Ares Capital's business, financial condition and results of operations could be significantly and adversely affected.

        In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In addition, in August 2015, Chinese authorities sharply devalued China's currency. Since then, the Chinese capital markets have continued to experience periods of instability. In June 2016, British voters passed a referendum to exit the E.U., leading to heightened volatility in global markets and foreign currencies.

        These market and economic disruptions have affected, and may in the future affect, the U.S. capital markets, which could adversely affect Ares Capital's business, financial condition or results of operations.

        In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve's holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. It is unclear what effect, if any, the conclusion of the Federal Reserve's bond-buying program will have on the value of Ares Capital's investments. Additionally, in December 2015, the Federal Reserve, raised the federal funds rate. These developments, along with the United States government's credit and deficit concerns, the European sovereign debt crisis and the economic slowdown in China, could cause interest rates and borrowing costs to rise, which may negatively impact Ares Capital's ability to access the debt markets on favorable terms.

         A failure on Ares Capital's part to maintain its status as a BDC would significantly reduce Ares Capital's operating flexibility.

        If Ares Capital fails to maintain its status as a BDC, Ares Capital might be regulated as a closed-end investment company that is required to register under the Investment Company Act, which would subject Ares Capital to additional regulatory restrictions and significantly decrease Ares Capital's operating flexibility. In addition, any such failure could cause an event of default under Ares Capital's outstanding indebtedness, which could have a material adverse effect on Ares Capital's business, financial condition or results of operations.

         Ares Capital is dependent upon certain key personnel of Ares for Ares Capital's future success and upon their access to other Ares investment professionals.

        Ares Capital depends on the diligence, skill and network of business contacts of certain key personnel of the Ares Credit Group. Ares Capital also depends, to a significant extent, on access to the investment professionals of other groups within Ares and the information and deal flow generated by Ares' investment professionals in the course of their investment and portfolio management activities. Ares Capital's future success depends on the continued service of certain key personnel of the Ares Credit Group. The departure of any of these individuals, or of a significant number of the investment professionals or partners of Ares, could have a material adverse effect on Ares Capital's business, financial condition or results of operations. In addition, Ares Capital cannot assure you that Ares Capital Management will remain Ares Capital's investment adviser or that Ares Capital will continue to have access to Ares' investment professionals or its information and deal flow. Further, there can be no assurance that Ares Capital will replicate its own or Ares' historical success, and Ares Capital cautions you that Ares Capital's investment returns could be substantially lower than the returns achieved by other Ares-managed funds.

         Ares Capital's financial condition and results of operations depend on Ares Capital's ability to manage future growth effectively.

        Ares Capital's ability to achieve Ares Capital's investment objective depends on Ares Capital's ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on Ares Capital's investment adviser's ability to identify, invest in and monitor companies that meet Ares Capital's investment criteria.

        Accomplishing this result on a cost-effective basis is largely a function of the structuring of Ares Capital's investment process and the ability of Ares Capital's investment adviser to provide competent, attentive and efficient services to Ares Capital. Ares Capital's executive officers and the members of Ares Capital's investment adviser's investment committee have substantial responsibilities in connection with their roles at Ares and with the other Ares funds, as well as responsibilities under the investment advisory and management agreement. They may also be called upon to provide significant managerial assistance to certain of Ares Capital's portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, Ares will need to hire, train, supervise, manage and retain new employees. However, Ares Capital cannot assure you that Ares will be able to do so effectively. Any failure to manage Ares Capital's future growth effectively could have a material adverse effect on Ares Capital's business, financial condition and results of operations.

        In addition, as Ares Capital grows, Ares Capital may open up new offices in new geographic regions that may increase Ares Capital's direct operating expenses without corresponding revenue growth.

         Ares Capital's ability to grow depends on its ability to raise capital.

        Ares Capital will need to periodically access the capital markets to raise cash to fund new investments in excess of Ares Capital's repayments, and Ares Capital may also need to access the capital markets to refinance existing debt obligations to the extent such maturing obligations are not repaid with availability under Ares Capital's revolving credit facilities or cash flows from operations. Ares Capital has elected to be treated as a regulated investment company ("RIC") and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain Ares Capital's RIC status, Ares Capital must distribute to Ares Capital's stockholders on a timely basis generally an amount equal to at least 90% of Ares Capital's investment company taxable income, and, as a result, such distributions will not be available to fund investment originations or repay maturing debt. Ares Capital must continue to borrow from financial institutions and issue additional securities to fund Ares Capital's growth. Unfavorable economic or capital market conditions may increase Ares Capital's funding costs or limit Ares Capital's access to the capital markets, or could result in a decision by lenders not to extend credit to Ares Capital. An inability to successfully access the capital markets may limit Ares Capital's ability to refinance its existing debt obligations as they become due and/or to fully execute its business strategy and could limit its ability to grow or cause Ares Capital to have to shrink the size of its business, which could decrease Ares Capital's earnings, if any.

        In addition, with certain limited exceptions, Ares Capital is only allowed to borrow amounts or incur debt or issue preferred stock (which are referred to collectively as "senior securities"), such that Ares Capital's asset coverage, as calculated pursuant to the Investment Company Act, equals at least 200% immediately after such borrowing, which, in certain circumstances, may restrict Ares Capital's ability to borrow or issue debt securities or preferred stock. The amount of leverage that Ares Capital employs will depend on Ares Capital's investment adviser's and Ares Capital's board of directors' assessments of market and other factors at the time of any proposed borrowing or issuance of senior securities. Ares Capital cannot assure you that it will be able to maintain its current Revolving Credit Facility, the Revolving Funding Facility and the SMBC Funding Facility (each as defined below and together, the "Facilities"), obtain other lines of credit or issue senior securities at all or on terms acceptable to Ares Capital.

         Regulations governing Ares Capital's operation as a BDC affect its ability to raise, and the way in which Ares Capital raises, additional capital.

        Ares Capital may issue senior securities or borrow money from banks or other financial institutions, up to the maximum amount permitted by the Investment Company Act. Under the provisions of the Investment Company Act, Ares Capital is permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that its asset coverage, as calculated pursuant to the Investment Company Act, equals at least 200% after each such incurrence or issuance. If the value of Ares Capital's assets declines, Ares Capital may be unable to satisfy this test, which may prohibit it from paying dividends and could prevent Ares Capital from maintaining its status as a RIC or may prohibit it from repurchasing shares of Ares Capital common stock. In addition, Ares Capital's inability to satisfy this test could cause an event of default under its existing indebtedness. If Ares Capital cannot satisfy this test, Ares Capital may be required to sell a portion of its investments at a time when such sales may be disadvantageous and, depending on the nature of Ares Capital's leverage, repay a portion of its indebtedness. Accordingly, any failure to satisfy this test could have a material adverse effect on Ares Capital's business, financial condition or results of operations. As of March 31, 2016, Ares Capital's asset coverage calculated in accordance with the Investment Company Act was 226%. Also, to generate cash for funding new investments, Ares Capital may in the future seek to issue additional debt or to securitize certain of its loans. The Investment Company Act may impose restrictions on the structure of any such securitization.

        Ares Capital is not generally able to issue and sell Ares Capital common stock at a price below net asset value per share. Ares Capital may, however, sell Ares Capital common stock, or warrants, options or rights to acquire Ares Capital common stock, at a price below the current net asset value per share of Ares Capital common stock if Ares Capital's board of directors determines that such sale is in Ares Capital's best interests and the best interests of Ares Capital stockholders, and Ares Capital stockholders approve such sale. Any such sale would be dilutive to the net asset value per share of Ares Capital common stock. In any such case, the price at which Ares Capital's securities are to be issued and sold may not be less than a price that, in the determination of Ares Capital's board of directors, closely approximates the market value of such securities (less any commission or discount). If Ares Capital common stock trades at a discount to net asset value, this restriction could adversely affect Ares Capital's ability to raise capital.

        Pursuant to approval granted at a special meeting of stockholders held on May 12, 2016, Ares Capital currently is permitted to sell or otherwise issue shares of Ares Capital common stock at a price below net asset value, subject to certain limitations and determinations that must be made by Ares Capital's board of directors. Such stockholder approval expires on May 12, 2017.

         Ares Capital borrows money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with Ares Capital.

        Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in Ares Capital's securities. Ares Capital currently borrows under the Facilities and has issued or assumed other senior securities, and in the future may borrow from, or issue additional senior securities to, banks, insurance companies, funds, institutional investors and other lenders and investors. Lenders and holders of such senior securities have fixed dollar claims on Ares Capital's consolidated assets that are superior to the claims of Ares Capital common stockholders or any preferred stockholders. If the value of Ares Capital's consolidated assets increases, then leveraging would cause the net asset value per share of Ares Capital common stock to increase more sharply than it would have had Ares Capital not incurred leverage.

        Conversely, if the value of Ares Capital's consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had Ares Capital not incurred leverage. Similarly, any increase in Ares Capital's consolidated income in excess of consolidated interest payable on the borrowed funds would cause Ares Capital's net income to increase more than it would had Ares Capital not incurred leverage, while any decrease in Ares Capital's consolidated income would cause net income to decline more sharply than it would have had Ares Capital not incurred leverage. Such a decline could negatively affect Ares Capital's ability to make common stock dividend payments. There can be no assurance that a leveraging strategy will be successful.

        As of March 31, 2016, Ares Capital had approximately $1,313.0 million of outstanding borrowings under the Facilities, approximately $25.0 million in aggregate principal amount outstanding of the SBA-guaranteed debentures (the "SBA Debentures"), approximately $962.5 million in aggregate principal amount outstanding of the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes (each as defined below and together, the "Convertible Unsecured Notes") and approximately $1,762.1 million in aggregate principal amount outstanding of the 2018 Notes, the 2020 Notes, the October 2022 Notes and the 2047 Notes (each as defined below and together, the "Unsecured Notes"). In order for Ares Capital to cover its annual interest payments on Ares Capital's outstanding indebtedness at March 31, 2016, Ares Capital must achieve annual returns on Ares Capital's March 31, 2016 total assets of at least 1.8%. The weighted average stated interest rate charged on Ares Capital's principal amount of outstanding indebtedness as of March 31, 2016 was 4.2%. Ares Capital intends to continue borrowing under the Facilities in the future and Ares Capital may increase the size of the Facilities or issue additional debt securities or other evidences of indebtedness (although there can be no assurance that Ares Capital will be successful in doing so). For more information on Ares Capital's indebtedness, see "Management's Discussion and Analysis of Financial Condition and Results of Operations of Ares Capital—Financial Condition, Liquidity and Capital Resources." Ares Capital's ability to service its debt depends largely on its financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that Ares Capital employs at any particular time will depend on Ares Capital's investment adviser's and Ares Capital's board of directors' assessments of market and other factors at the time of any proposed borrowing.

        The Facilities, the SBA Debentures, the Convertible Unsecured Notes and the Unsecured Notes impose financial and operating covenants that restrict Ares Capital's business activities, including limitations that could hinder its ability to finance additional loans and investments or to make the distributions required to maintain its status as a RIC. A failure to renew the Facilities or to add new or replacement debt facilities or to issue additional debt securities or other evidences of indebtedness could have a material adverse effect on Ares Capital's business, financial condition and results of operations.

        The following table illustrates the effect on return to a holder of Ares Capital common stock of the leverage created by Ares Capital's use of borrowing at the weighted average stated interest rate of 4.2% as of March 31, 2016, together with (1) Ares Capital's total value of net assets as of March 31, 2016; (2) approximately $4,062.6 million in aggregate principal amount of indebtedness outstanding as of March 31, 2016 and (3) hypothetical annual returns on Ares Capital's portfolio of minus 15% to plus 15%.

Assumed Return on Portfolio (Net of Expenses)(1)	–15%	–10%	–5%	—%	5%	10%	15%
Corresponding Return to Common Stockholders(2)	(30.4)%	(21.3)%	(12.3)%	(3.3)%	5.8%	14.8%	23.9%

(1)
The assumed portfolio return is required by SEC regulations and is not a prediction of, and does not represent, Ares Capital's projected or actual performance. Actual returns may be greater or less than those appearing in the table. Pursuant to SEC regulations, this table is calculated as of

  March 31, 2016. As a result, it has not been updated to take into account any changes in assets or leverage since March 31, 2016.

(2)
In order to compute the "Corresponding Return to Common Stockholders," the "Assumed Return on Portfolio" is multiplied by the total value of Ares Capital's assets at March 31, 2016 to obtain an assumed return to Ares Capital. From this amount, the interest expense (calculated by multiplying the weighted average stated interest rate of 4.2% by the approximately $4,062.6 million of principal debt outstanding) is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of Ares Capital's net assets as of March 31, 2016 to determine the "Corresponding Return to Common Stockholders."

         In addition to regulatory requirements that restrict Ares Capital's ability to raise capital, the Facilities, the Convertible Unsecured Notes, the Unsecured Notes and the SBA Debentures contain various covenants that, if not complied with, could accelerate repayment under the Facilities, the Convertible Unsecured Notes, the Unsecured Notes and the SBA Debentures, thereby materially and adversely affecting Ares Capital's liquidity, financial condition and results of operations.

        The agreements governing the Facilities, the Convertible Unsecured Notes, the Unsecured Notes and the SBA Debentures require Ares Capital to comply with certain financial and operational covenants. These covenants may include, among other things:

  •
  restrictions on the level of indebtedness that Ares Capital is permitted to incur in relation to the value of Ares Capital's assets;

  •
  restrictions on Ares Capital's ability to incur liens; and

  •
  maintenance of a minimum level of stockholders' equity.

        As of the date of this document, Ares Capital is in compliance in all material respects with the covenants of the Facilities, the Convertible Unsecured Notes, the Unsecured Notes and the SBA Debentures. However, Ares Capital's continued compliance with these covenants depends on many factors, some of which are beyond Ares Capital's control. For example, depending on the condition of the public debt and equity markets and pricing levels, unrealized depreciation in Ares Capital's portfolio may increase in the future. Any such increase could result in Ares Capital's inability to comply with its obligation to restrict the level of indebtedness that it is able to incur in relation to the value of Ares Capital's assets or to maintain a minimum level of stockholders' equity.

        Accordingly, although Ares Capital believes it will continue to be in compliance, there are no assurances that Ares Capital will continue to comply with the covenants in the Facilities, the Convertible Unsecured Notes, the Unsecured Notes and the SBA Debentures. Failure to comply with these covenants could result in a default under the Facilities, the Convertible Unsecured Notes, the Unsecured Notes or the SBA Debentures that, if Ares Capital were unable to obtain a waiver from the lenders or holders of such indebtedness, as applicable, such lenders or holders could accelerate repayment under such indebtedness and thereby have a material adverse impact on Ares Capital's business, financial condition and results of operations.

         Ares Capital operates in a highly competitive market for investment opportunities.

        A number of entities compete with Ares Capital to make the types of investments that Ares Capital makes in middle-market companies. Ares Capital competes with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of Ares Capital's competitors are substantially larger and have considerably greater financial, technical and marketing resources than Ares Capital does. Some competitors may have a lower cost of funds and access to funding sources that are not available to Ares Capital. In addition, some of Ares Capital's competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than Ares Capital. Furthermore, many of Ares Capital's competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on Ares Capital as a BDC and that the Internal Revenue Code of 1986, as amended (the "Code") imposes on Ares Capital as a RIC. Ares Capital cannot assure you that the competitive pressures Ares Capital face will not have a material adverse effect on Ares Capital's business, financial condition and results of operations. Also, as a result of this competition, Ares Capital may not be able to pursue attractive investment opportunities from time to time.

        Ares Capital does not seek to compete primarily based on the interest rates it offers and Ares Capital believes that some of its competitors may make loans with interest rates that are comparable to or lower than the rates it offers. Rather, Ares Capital competes with its competitors based on its existing investment platform, seasoned investment professionals, experience and focus on middle-market companies, disciplined investment philosophy, extensive industry focus and flexible transaction structuring. For a more detailed discussion of these competitive advantages, see "Business of Ares Capital—Competitive Advantages."

        Ares Capital may lose investment opportunities if Ares Capital does not match its competitors' pricing, terms and structure. If Ares Capital matches its competitors' pricing, terms and structure, Ares Capital may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, Ares Capital may make investments that are on less favorable terms than what Ares Capital may have originally anticipated, which may impact Ares Capital's return on these investments.

         Ares Capital may be subject to additional corporate-level income taxes if it fails to maintain its status as a RIC.

        Ares Capital has elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. As a RIC, Ares Capital generally will not pay U.S. federal corporate-level income taxes on its income and net capital gains that it distributes to its stockholders as dividends on a timely basis. Ares Capital will be subject to U.S. federal corporate-level income tax on any undistributed income and/or gains. To maintain its status as a RIC, Ares Capital must meet certain source of income, asset diversification and annual distribution requirements. Ares Capital may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

        To maintain its RIC status, Ares Capital must timely distribute an amount equal to at least 90% of its investment company taxable income (as defined by the Code, which generally includes net ordinary income and net short term capital gains) to Ares Capital's stockholders, or the "Annual Distribution Requirement". Ares Capital has the ability to pay a large portion of its dividends in shares of Ares Capital's stock, and as long as a portion of such dividend is paid in cash and other requirements are met, such stock dividends will be taxable as a dividend for U.S. federal income tax purposes. This may result in Ares Capital's U.S. stockholders having to pay tax on such dividends, even if no cash is received, and may result in Ares Capital's non-U.S. stockholders being subject to withholding tax in respect of amounts distributed in Ares Capital stock. Because Ares Capital uses debt financing, it is subject to certain asset coverage ratio requirements under the Investment Company Act and financial covenants under its indebtedness that could, under certain circumstances, restrict it from making distributions necessary to qualify as a RIC. If Ares Capital is unable to obtain cash from other sources, Ares Capital may fail to maintain its status as a RIC and, thus, may be subject to corporate-level income tax on all of its income and/or gains.

        To maintain its status as a RIC, in addition to the Annual Distribution Requirement, Ares Capital must also meet certain annual source of income requirements at the end of each taxable year and asset diversification requirements at the end of each calendar quarter. Failure to meet these requirements may result in Ares Capital having to (1) dispose of certain investments quickly or (2) raise additional capital to prevent the loss of RIC status. Because most of Ares Capital's investments are in private companies and are generally illiquid, any such dispositions may be at disadvantageous prices and may result in losses. Also, the rules applicable to Ares Capital's qualification as a RIC are complex with many areas of uncertainty. Accordingly, no assurance can be given that Ares Capital has qualified or will continue to qualify as a RIC. If Ares Capital fails to maintain its status as a RIC for any reason and become subject to regular "C" corporation income tax, the resulting corporate-level income taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on Ares Capital and on any investment in Ares Capital. Certain provisions of the Code provide some relief from RIC disqualification due to failures of the source of income and asset diversification requirements, although there may be additional taxes due in such cases. Ares Capital cannot assure you that Ares Capital would qualify for any such relief should it fail the source of income or asset diversification requirements.

         Ares Capital may have difficulty paying its required distributions under applicable tax rules if Ares Capital recognizes income before or without receiving cash representing such income.

        For U.S. federal income tax purposes, Ares Capital generally is required to include in income certain amounts that it has not yet received in cash, such as original issue discount, which may arise, for example, if Ares Capital receives warrants in connection with the making of a loan or payment in kind ("PIK") interest representing contractual interest added to the loan principal balance and due at the end of the loan term. Such original issue discount or PIK interest is included in income before Ares Capital receives any corresponding cash payments. Ares Capital also may be required to include in income certain other amounts that it will not receive in cash, including, for example, amounts attributable to hedging and foreign currency transactions.

        Since, in certain cases, Ares Capital may recognize income before or without receiving cash in respect of such income, Ares Capital may have difficulty meeting the U.S. federal income tax requirement to distribute generally an amount equal to at least 90% of Ares Capital's investment company taxable income to maintain its status as a RIC. Accordingly, Ares Capital may have to sell some of its investments at times Ares Capital would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If Ares Capital is not able to obtain cash from other sources, it may fail to qualify as a RIC and thus be subject to additional corporate-level income taxes. Such a failure would have a material adverse effect on Ares Capital and on any investment in Ares Capital.

         Ares Capital is exposed to risks associated with changes in interest rates.

        General interest rate fluctuations may have a substantial negative impact on Ares Capital's investments and investment opportunities and, accordingly, may have a material adverse effect on Ares Capital's investment objective and rate of return on invested capital. Because Ares Capital borrows money and may issue debt securities or preferred stock to make investments, its net investment income is dependent upon the difference between the rate at which it borrows funds or pay interest or dividends on such debt securities or preferred stock and the rate at which it invests these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on Ares Capital's net investment income.

        Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. In the past, Ares Capital has entered into certain hedging transactions, such as interest rate swap agreements, to mitigate its exposure to adverse fluctuations in interest rates, and Ares Capital may do so again in the future. In addition, Ares Capital may increase its floating rate investments to position the portfolio for rate increases. However, Ares Capital cannot assure you that such transactions will be successful in mitigating its exposure to interest rate risk. Hedging transactions may also limit Ares Capital's ability to participate in the benefits of lower interest rates with respect to its portfolio investments.

        Although Ares Capital has no policy governing the maturities of its investments, under current market conditions Ares Capital expects that it will invest in a portfolio of debt generally having maturities of up to 10 years. This means that Ares Capital is subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt Ares Capital owns could adversely affect the trading price of Ares Capital common stock. Also, an increase in interest rates available to investors could make an investment in Ares Capital common stock less attractive if Ares Capital is not able to increase its dividend rate, which could reduce the value of Ares Capital common stock.

         Most of Ares Capital's portfolio investments are not publicly traded and, as a result, the fair value of these investments may not be readily determinable.

        A large percentage of Ares Capital's portfolio investments are not publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. Ares Capital value these investments quarterly at fair value as determined in good faith by Ares Capital's board of directors based on, among other things, the input of Ares Capital's management and audit committee and independent valuation firms that have been engaged at the direction of Ares Capital's board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions). The valuation process is conducted at the end of each fiscal quarter, with a minimum of 55% (based on value) of Ares Capital's valuations of portfolio companies without readily available market quotations subject to review by an independent valuation firm each quarter. However, Ares Capital may use these independent valuation firms to review the value of Ares Capital's investments more frequently, including in connection with the occurrence of significant events or changes in value affecting a particular investment. In addition, Ares Capital's independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, Ares Capital's investment valuation process within the context of performing the integrated audit.

        The types of factors that may be considered in valuing Ares Capital's investments include the enterprise value of the portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, Ares Capital considers the pricing indicated by the external event to corroborate Ares Capital's valuation. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, Ares Capital's determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that it may ultimately realize. Ares Capital's net asset value per share could be adversely affected if its determinations regarding the fair value of these investments are higher than the values that it realizes upon disposition of such investments.

         The lack of liquidity in Ares Capital's investments may adversely affect its business.

        As Ares Capital generally makes investments in private companies, substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of Ares Capital's investments may make it difficult for it to sell such investments if the need arises. In addition, if Ares Capital is required to liquidate all or a portion of its portfolio quickly, Ares Capital could realize significantly less than the value at which it has recorded its investments. In addition, Ares Capital may face other restrictions on its ability to liquidate an investment in a portfolio company to the extent that Ares Capital or an affiliated manager of Ares has material non-public information regarding such portfolio company.

         Ares Capital may experience fluctuations in its quarterly results.

        Ares Capital could experience fluctuations in its quarterly operating results due to a number of factors, including the interest rates payable on the debt investments it makes, the default rates on such investments, the level of its expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which Ares Capital encounters competition in its markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

         Ares Capital's financial condition and results of operations could be negatively affected if a significant investment fails to perform as expected.

        Ares Capital's investment portfolio includes investments that may be significant individually or in the aggregate. If a significant investment in one or more companies fails to perform as expected, such a failure could have a material adverse effect on Ares Capital's financial condition and results of operations, and the magnitude of such effect could be more significant than if Ares Capital had further diversified its portfolio.

        Ares Capital's investment portfolio includes its investment in an unconsolidated Delaware limited liability company, the Senior Secured Loan Fund LLC (d/b/a "the Senior Secured Loan Program") or the "SSLP," which as of March 31, 2016, represented approximately 21% of its total portfolio at fair value. In addition, for the three months ended March 31, 2016, approximately 26% of Ares Capital's total investment income was earned from its investment in the SSLP. The income earned from the SSLP is derived from the interest and fee income earned by the SSLP from its investments in first lien senior secured loans of middle market companies. Ares Capital provides capital to the SSLP in the form of subordinated certificates (the "SSLP Certificates"), which had a 12.1% yield at fair value as of March 31, 2016 and are junior in right of payment to the senior notes held by General Electric Capital Corporation ("GECC") and GE Global Sponsor Finance LLC (collectively, "GE") in the SSLP. For more information on the SSLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations of Ares Capital—Portfolio and Investment Activity—Senior Secured Loan Program." Ares Capital's return on and repayment of Ares Capital's investment in the SSLP Certificates depends on the performance of the loans in the SSLP's portfolio in the aggregate. Accordingly, any material degradation in the performance of the loans in the SSLP's portfolio in the aggregate would have a negative effect on the yield on Ares Capital's SSLP Certificates and could ultimately result in the loss of some or all of Ares Capital's investment in the SSLP Certificates.

        As discussed in this document, GE sold its U.S. Sponsor Finance business, through which GE had participated with Ares Capital in the SSLP, to Canada Pension Plan Investment Board ("CPPIB"). While GECC has announced its intention to continue to operate the SSLP and to provide Ares Capital and CPPIB the opportunity to work together on the SSLP on a go-forward basis, it has also stated that if a mutual agreement between Ares Capital and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner.

Ares Capital notified the SSLP on June 9, 2015 of its election to terminate, effective 90 days thereafter, its obligation to present senior secured lending investment opportunities to the SSLP prior to pursuing such opportunities for Ares Capital. Ares Capital does not anticipate that it will make any investments in the SSLP related to new portfolio companies. On August 24, 2015, Ares Capital was advised that GECC, as the holder of the senior notes of the SSLP (the "Senior Notes"), directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes Ares Capital). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. As a result of these events, Ares Capital expects that the aggregate SSLP portfolio will decline over time as loans in the program are repaid or exited, and as a result the portion of Ares Capital's earnings attributable to Ares Capital's investment in the SSLP will decline over time as well.

         There are significant potential conflicts of interest that could impact Ares Capital's investment returns.

        Certain of Ares Capital's executive officers and directors, and members of the investment committee of Ares Capital's investment adviser, serve or may serve as officers, directors or principals of other entities and affiliates of Ares Capital's investment adviser and investment funds managed by Ares Capital's affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in Ares Capital's or Ares Capital stockholders' best interests or may require them to devote time to services for other entities, which could interfere with the time available to provide services to Ares Capital. Certain members of Ares Capital's investment adviser's investment committee have significant responsibilities for other Ares funds. For example, Mr. Bennett Rosenthal is required to devote a substantial majority of his business time to the affairs of the Ares Private Equity Group. Similarly, although the professional staff of Ares Capital's investment adviser will devote as much time to the management of Ares Capital as appropriate to enable Ares Capital's investment adviser to perform its duties in accordance with the investment advisory and management agreement, the investment professionals of Ares Capital's investment adviser may have conflicts in allocating their time and services among Ares Capital, on the one hand, and investment vehicles managed by Ares or one or more of its affiliates, on the other hand. These activities could be viewed as creating a conflict of interest insofar as the time and effort of the professional staff of Ares Capital's investment adviser and its officers and employees will not be devoted exclusively to the business of Ares Capital but will instead be allocated between the business of Ares Capital and the management of these other investment vehicles. However, Ares believes that the efforts of such individuals are synergistic with and beneficial to the affairs of Ares Capital and these other investment vehicles managed by Ares or its affiliates.

        In addition, certain Ares funds may have investment objectives that compete or overlap with, and may from time to time invest in asset classes similar to those targeted by, Ares Capital. Consequently, Ares Capital, on the one hand, and these other entities, on the other hand, may from time to time pursue the same or similar capital and investment opportunities. Ares and Ares Capital's investment adviser endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Ares Capital. Nevertheless, it is possible that Ares Capital may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Ares. In addition, there may be conflicts in the allocation of investment opportunities among Ares Capital and the funds managed by investment managers affiliated with Ares or one or more of Ares Capital's controlled affiliates or among the funds they manage.

        Ares Capital has from time to time sold assets to IHAM and the IHAM Vehicles (as defined below) and, as part of Ares Capital's investment strategy, Ares Capital may offer to sell additional assets to vehicles managed by one or more of Ares Capital's controlled affiliates (including IHAM) or Ares Capital may purchase assets from vehicles managed by one or more of Ares Capital's controlled affiliates. In addition, vehicles managed by one or more of Ares Capital's controlled affiliates (including IHAM) may offer assets to or may purchase assets from one another. While assets may be sold or purchased at prices that are consistent with those that could be obtained from third parties in the marketplace, and although these types of transactions generally require approval of one or more independent parties, there may be an inherent conflict of interest in such transactions between Ares Capital and funds managed by one of Ares Capital's controlled affiliates.

        Ares Capital pays a base management fee, an income based fee and a capital gains incentive fee to Ares Capital's investment adviser, and reimburse Ares Capital's investment adviser for certain expenses it incurs. In addition, investors in Ares Capital common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve if distributions were made on a gross basis.

        Ares Capital's investment adviser's base management fee is based on a percentage of Ares Capital's total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and, consequently, Ares Capital's investment adviser may have conflicts of interest in connection with decisions that could affect Ares Capital's total assets, such as decisions as to whether to incur indebtedness or to make future investments.

        The income based fees payable by Ares Capital to its investment adviser that relate to Ares Capital's pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of such fee will become uncollectible. Ares Capital's investment adviser is not under any obligation to reimburse Ares Capital for any part of the income based fees it received that were based on accrued interest that Ares Capital never actually receives.

        In connection with the Transactions, Ares Capital Management has agreed to waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the Transactions, the lesser of (1) $10 million of the income based fees and (2) the amount of income based fees for such quarter, in each case, to the extent earned and payable by Ares Capital in such quarter pursuant to and as calculated under its investment advisory and management agreement.

        Ares Capital's investment advisory and management agreement renews for successive annual periods if approved by Ares Capital's board of directors or by the affirmative vote of the holders of a majority of Ares Capital's outstanding voting securities, including, in either case, approval by a majority of Ares Capital's directors who are not "interested persons" of Ares Capital as defined in Section 2(a)(19) of the Investment Company Act. However, both Ares Capital and Ares Capital's investment adviser have the right to terminate the agreement without penalty upon 60 days' written notice to the other party. Moreover, conflicts of interest may arise if Ares Capital's investment adviser seeks to change the terms of Ares Capital's investment advisory and management agreement, including, for example, the terms for compensation. While any material change to the investment advisory and management agreement must be submitted to stockholders for approval under the Investment Company Act, Ares Capital may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.

        Ares Capital is party to an administration agreement with Ares Capital's administrator, Ares Operations, a subsidiary of Ares Management, pursuant to which Ares Capital's administrator furnishes Ares Capital with administrative services and Ares Capital pays its administrator at cost Ares Capital's allocable portion of overhead and other expenses (including travel expenses) incurred by Ares Capital's administrator in performing its obligations under Ares Capital's administration agreement, including Ares Capital's allocable portion of the cost of certain of Ares Capital's officers (including its chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs, but not investment professionals.

        Ares Capital's portfolio company, IHAM, is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, Ares Capital's administrator provides IHAM with administrative services and IHAM reimburses Ares Capital's administrator for all of the actual costs associated with such services, including its allocable portion of Ares Capital's administrator's overhead and the cost of Ares Capital's administrator's officers and respective staff in performing its obligations under the IHAM administration agreement. Prior to entering into the IHAM administration agreement, IHAM was party to a services agreement with Ares Capital's investment adviser, pursuant to which Ares Capital's investment adviser provided similar services.

        As a result of the arrangements described above, there may be times when the management team of Ares (including those members of management focused primarily on managing Ares Capital) has interests that differ from those of yours, giving rise to a conflict.

        Ares Capital stockholders may have conflicting investment, tax and other objectives with respect to their investments in Ares Capital. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of Ares Capital's investments, the structure or the acquisition of Ares Capital's investments and the timing of dispositions of Ares Capital's investments. As a consequence, conflicts of interest may arise in connection with decisions made by Ares Capital's investment adviser, including with respect to the nature or structuring of Ares Capital's investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders' individual tax situations. In selecting and structuring investments appropriate for Ares Capital, Ares Capital's investment adviser will consider the investment and tax objectives of Ares Capital and Ares Capital's stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.

         Ares Capital is dependent on information systems and systems failures could significantly disrupt its business, which may, in turn, negatively affect its liquidity, financial condition or results of operations.

        Ares Capital's business is dependent on its and third parties' communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third party service providers, could cause delays or other problems in Ares Capital's activities. Ares Capital's financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond its control and adversely affect Ares Capital's business. There could be:

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  sudden electrical or telecommunications outages;

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  natural disasters such as earthquakes, tornadoes and hurricanes;

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  disease pandemics;

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  events arising from local or larger scale political or social matters, including terrorist acts; and

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  cyber-attacks.

        These events, in turn, could have a material adverse effect on Ares Capital's business, financial condition and operating results and negatively affect the market price of Ares Capital common stock and its ability to pay dividends to Ares Capital's stockholders.

         Cybersecurity risks and cyber incidents may adversely affect Ares Capital's business by causing a disruption to its operations, a compromise or corruption of its confidential information and/or damage to its business relationships, all of which could negatively impact its business, financial condition and operating results.

        A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of Ares Capital's information resources. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to Ares Capital's information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to Ares Capital's business relationships. As Ares Capital's reliance on technology has increased, so have the risks posed to Ares Capital's information systems, both internal and those provided by Ares Management and third party service providers. Ares Management has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as Ares Capital's increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that Ares Capital's financial results, operations or confidential information will not be negatively impacted by such an incident.

         Ineffective internal controls could impact Ares Capital's business and operating results.

        Ares Capital's internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud. Even effective internal controls can provide only reasonable assurance with respect to the preparation and fair presentation of financial statements. If Ares Capital fails to maintain the adequacy of its internal controls, including any failure to implement required new or improved controls, or if Ares Capital experiences difficulties in their implementation, Ares Capital's business and operating results could be harmed and Ares Capital could fail to meet its Capital's financial reporting obligations.

         Changes in laws or regulations governing Ares Capital's operations or the operations of its portfolio companies or its SBIC subsidiary, changes in the interpretation thereof or newly enacted laws or regulations, such as the Dodd-Frank Act, and any failure by Ares Capital or its portfolio companies to comply with these laws or regulations, could require changes to certain business practices of Ares Capital or its portfolio companies, negatively impact the operations, cash flows or financial condition of Ares Capital or its portfolio companies, impose additional costs on Ares Capital or its portfolio companies or otherwise adversely affect Ares Capital's business or the business of its portfolio companies.

        Ares Capital and its portfolio companies are subject to regulation by laws and regulations at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, may be changed from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations and any failure by Ares Capital or Ares Capital's portfolio companies to comply with these laws or regulations, could require changes to certain business practices of Ares Capital or its portfolio companies, negatively impact the operations, cash flows or financial condition of Ares Capital or its portfolio companies, impose additional costs on Ares Capital or its portfolio companies or otherwise adversely affect Ares Capital's business or the business of its portfolio companies.

        On July 21, 2010, President Obama signed into law the Dodd-Frank Act. Many of the provisions of the Dodd-Frank Act have had extended implementation periods and delayed effective dates and have required extensive rulemaking by regulatory authorities. While many of the rules required to be written have been promulgated, some have not yet been implemented. Although the full impact of the

Dodd-Frank Act on Ares Capital or its portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including the rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of Ares Capital or its portfolio companies, impose additional costs on Ares Capital or its portfolio companies, intensify the regulatory supervision of Ares Capital or its portfolio companies or otherwise adversely affect Ares Capital's business or the business of its portfolio companies.

        Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact Ares Capital's operating results or financial condition, impose additional costs on Ares Capital, intensify the regulatory supervision of Ares Capital or otherwise adversely affect Ares Capital's business.

         Ares Capital's investment adviser's liability is limited under the investment advisory and management agreement, and Ares Capital is required to indemnify its investment adviser against certain liabilities, which may lead Ares Capital's investment adviser to act in a riskier manner on Ares Capital's behalf than it would when acting for its own account.

        Ares Capital's investment adviser has not assumed any responsibility to Ares Capital other than to render the services described in the investment advisory and management agreement, and it will not be responsible for any action of Ares Capital's board of directors in declining to follow Ares Capital's investment adviser's advice or recommendations. Pursuant to the investment advisory and management agreement, Ares Capital's investment adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it will not be liable to Ares Capital for their acts under the investment advisory and management agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. Ares Capital has agreed to indemnify, defend and protect Ares Capital's investment adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it with respect to all damages, liabilities, costs and expenses arising out of or otherwise based upon the performance of any of the investment adviser's duties or obligations under the investment advisory and management agreement or otherwise as an investment adviser of Ares Capital, and not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the investment advisory and management agreement. These protections may lead Ares Capital's investment adviser to act in a riskier manner when acting on Ares Capital's behalf than it would when acting for its own account. See "—Ares Capital's investment adviser's fee structure may induce it to make certain investments, including speculative investments."

         Ares Capital may be obligated to pay Ares Capital's investment adviser certain fees even if Ares Capital incurs a loss.

        Ares Capital's investment adviser is entitled to income based fees for each fiscal quarter in an amount equal to a percentage of the excess of Ares Capital's pre-incentive fee net investment income for that quarter (before deducting any income based fee and capital gains incentive fees and certain other items) above a threshold return for that quarter. Ares Capital's pre-incentive fee net investment income for income based fee purposes excludes realized and unrealized capital losses or depreciation and income taxes related to realized gains that Ares Capital may incur in the fiscal quarter, even if such capital losses or depreciation and income taxes related to realized gains result in a net loss on

Ares Capital's statement of operations for that quarter. Thus, Ares Capital may be required to pay Ares Capital's investment adviser income based fees for a fiscal quarter even if there is a decline in the value of Ares Capital's portfolio or Ares Capital incurs a net loss for that quarter.

        Under the investment advisory and management agreement, Ares Capital will defer cash payment of any income based fee and the capital gains incentive fee otherwise earned by Ares Capital's investment adviser if, during the most recent four full calendar quarter periods ending on or prior to the date such payment is to be made, the sum of (1) Ares Capital's aggregate distributions to its stockholders and (2) Ares Capital's change in net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period) is less than 7.0% of its net assets (defined as total assets less indebtedness) at the beginning of such period. These calculations will be adjusted for any share issuances or repurchases. Any such deferred fees will be carried over for payment in subsequent calculation periods to the extent such payment can then be made under the investment advisory and management agreement.

        If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of income based fees will become uncollectible. Ares Capital's investment adviser is not under any obligation to reimburse Ares Capital for any part of income based fees it received that was based on accrued income that Ares Capital never receives as a result of a default on the obligation that resulted in the accrual of such income.

         Ares Capital's SBIC subsidiary is subject to SBA regulations.

        Ares Capital's wholly owned subsidiary, Ares Venture Finance, L.P., or "AVF LP," is a licensed Small Business Investment Company ("SBIC") and is regulated by the Small Business Administration ("SBA"). As of March 31, 2016, AVF LP held approximately $76.6 million in assets and accounted for approximately 0.8% of Ares Capital's total assets. AVF LP obtains leverage by issuing the SBA Debentures. As of March 31, 2016, AVF LP had approximately $25 million in aggregate principal amount of the SBA Debentures outstanding.

        If AVF LP fails to comply with applicable regulations, the SBA could, depending on the severity of the violation, limit or prohibit AVF LP's use of SBA Debentures, declare outstanding SBA Debentures immediately due and payable, and/or limit AVF LP from making new investments. In addition, the SBA could revoke or suspend AVF LP's license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958, as amended, or the "Small Business Investment Act," or any rule or regulation promulgated thereunder. AVF LP's status as an SBIC does not automatically assure that it will receive SBA Debenture funding. Receipt of SBA leverage funding is dependent upon whether AVF LP is and continues to be in compliance with SBA regulations and policies and whether funding is available. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by AVF LP. For more information on SBA Debentures or the SBA regulations to which AVF LP is subject, see "Regulation—SBA Regulation."

        Ares Capital has elected to be treated as a RIC and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain its RIC status, Ares Capital must distribute to its stockholders on a timely basis generally an amount equal to at least 90% of its investment company taxable income, which includes taxable income from AVF LP. AVF LP may be limited by SBA regulations from making certain distributions to Ares Capital that may be necessary to timely make distributions to stockholders and to maintain its status as a RIC. Compliance with the SBA regulations may cause Ares Capital to fail to qualify as a RIC and consequently result in the imposition of additional corporate-level income taxes on Ares Capital.

Noncompliance with the SBA regulations may result in adverse consequences for AVF LP as described above.

         Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of Ares Capital's portfolio, which in turn would reduce its net asset value.

        As a BDC, Ares Capital is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of Ares Capital's board of directors. Ares Capital may take into account the following types of factors, if relevant, in determining the fair value of its investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, Ares Capital uses the pricing indicated by the external event to corroborate Ares Capital's valuation. While most of Ares Capital's investments are not publicly traded, applicable accounting standards require Ares Capital to assume as part of its valuation process that its investments are sold in a principal market to market participants (even if Ares Capital plans on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect Ares Capital's investment valuations. Decreases in the market values or fair values of Ares Capital's investments are recorded as unrealized depreciation. The effect of all of these factors on Ares Capital's portfolio can reduce Ares Capital's net asset value by increasing net unrealized depreciation in the portfolio. Depending on market conditions, Ares Capital could incur substantial realized losses and may suffer unrealized losses, which could have a material adverse effect on its business, financial condition or results of operations.

         Economic recessions or downturns could impair Ares Capital's portfolio companies and harm Ares Capital's operating results.

        Many of Ares Capital's portfolio companies may be susceptible to economic downturns or recessions and may be unable to repay Ares Capital's loans during these periods. Therefore, during these periods Ares Capital's non-performing assets may increase and the value of its portfolio may decrease if it is required to write down the values of its investments. Adverse economic conditions may also decrease the value of collateral securing some of Ares Capital's loans and the value of Ares Capital's equity investments. Economic slowdowns or recessions could lead to financial losses in Ares Capital's portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase Ares Capital's funding costs, limit Ares Capital's access to the capital markets or result in a decision by lenders not to extend credit to Ares Capital. These events could prevent Ares Capital from increasing investments and harm Ares Capital's operating results. Ares Capital experienced to some extent such effects as a result of the economic downturn that occurred from 2008 through 2009 and may experience such effects again in any future downturn or recession.

        A portfolio company's failure to satisfy financial or operating covenants imposed by Ares Capital or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize Ares Capital's portfolio company's ability to meet its obligations under the debt that Ares Capital holds and the value of any equity securities Ares Capital owns. Ares Capital may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

         Investments in privately held middle-market companies involve significant risks.

        Ares Capital primarily invests in privately held U.S. middle-market companies. Investments in privately held middle-market companies involve a number of significant risks, including the following:

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  these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of Ares Capital realizing any guarantees Ares Capital may have obtained in connection with its investment;

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  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  they typically depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse effect on Ares Capital's portfolio company and, in turn, on Ares Capital;

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  there is generally little public information about these companies. These companies and their financial information are not subject to the Exchange Act and other regulations that govern public companies, and Ares Capital may be unable to uncover all material information about these companies, which may prevent Ares Capital from making a fully informed investment decision and cause Ares Capital to lose money on Ares Capital's investments;

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  they generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

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  Ares Capital's executive officers, directors and Ares Capital's investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from Ares Capital's investments in Ares Capital's portfolio companies;

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  changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects; and

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  they may have difficulty accessing the capital markets to meet future capital needs.

         Ares Capital's debt investments may be risky and Ares Capital could lose all or part of its investment.

        The debt that Ares Capital invests in is typically not initially rated by any rating agency, but Ares Capital believes that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB–" by Fitch Ratings or lower than "BBB–" by Standard & Poor's Ratings Services), which under the guidelines established by these entities is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as "high yield bonds" or "junk bonds." Therefore, Ares Capital's investments may result in an above average amount of risk and volatility or loss of principal. While the debt Ares Capital invests in is often secured, such security does not guarantee that Ares Capital will receive principal and interest payments according to the terms of the loan, or that the value of any collateral will be sufficient to allow Ares Capital to recover all or a portion of the outstanding amount of the loan should Ares Capital be forced to enforce its remedies.

        Ares Capital also may invest in assets other than first and second lien and mezzanine debt investments, including high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. These investments entail additional risks that could adversely affect Ares Capital's investment returns.

         Investments in equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.

        Ares Capital may purchase common and other equity securities. Although common stock has historically generated higher average total returns than fixed income securities over the long-term, common stock also has experienced significantly more volatility in those returns. The equity securities Ares Capital acquires may fail to appreciate and may decline in value or become worthless and Ares Capital's ability to recover its investment will depend on its portfolio company's success. Investments in equity securities involve a number of significant risks, including:

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  any equity investment Ares Capital makes in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

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  to the extent that the portfolio company requires additional capital and is unable to obtain it, Ares Capital may not recover Ares Capital's investment; and

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  in some cases, equity securities in which Ares Capital invests will not pay current dividends, and Ares Capital's ability to realize a return on its investment, as well as to recover its investment, will be dependent on the success of the portfolio company. Even if the portfolio company is successful, Ares Capital's ability to realize the value of its investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or Ares Capital can otherwise sell its investment. In addition, the equity securities Ares Capital receives or invests in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

        There are special risks associated with investing in preferred securities, including:

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  preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If Ares Capital owns a preferred security that is deferring its distributions, it may be required to report income for tax purposes before it receives such distributions;

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  preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt;

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  preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities; and

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  generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

        Additionally, when Ares Capital invests in first lien senior secured loans (including unitranche loans), second lien senior secured loans or mezzanine debt, Ares Capital may acquire warrants or other equity securities as well. Ares Capital's goal is ultimately to dispose of such equity interests and realize gains upon its disposition of such interests. However, the equity interests Ares Capital receive may not appreciate in value and, in fact, may decline in value. Accordingly, Ares Capital may not be able to realize gains from its equity interests and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses Ares Capital experiences.

        Ares Capital may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the Investment Company Act and in advisers to similar investment funds and, to the extent Ares Capital so invests, will bear its ratable share of any such company's expenses, including management and performance fees. Ares Capital will also remain obligated to pay the base management fee, income based fee and capital gains incentive fee to Ares Capital's investment adviser with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of Ares Capital common stockholders will bear his or her share of the base management fee, income based fee and capital gains incentive fee due to Ares Capital's investment adviser as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.

         There may be circumstances in which Ares Capital's debt investments could be subordinated to claims of other creditors or Ares Capital could be subject to lender liability claims.

        If one of Ares Capital's portfolio companies were to go bankrupt, even though Ares Capital may have structured Ares Capital's interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize Ares Capital's debt holding as an equity investment and subordinate all or a portion of its claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower's business or exercise control over the borrower. For example, Ares Capital could become subject to a lender's liability claim, if, among other things, Ares Capital actually renders significant managerial assistance.

         Ares Capital's portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, Ares Capital's investments in such companies.

        Ares Capital's portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, Ares Capital's investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which Ares Capital is entitled to receive payments in respect of Ares Capital's investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying Ares Capital's investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to Ares Capital's investment in that portfolio company typically are entitled to receive payment in full before Ares Capital receives any distribution in respect of Ares Capital's investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to Ares Capital. In the case of securities ranking equally with Ares Capital's investments, Ares Capital would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

        The rights Ares Capital may have with respect to the collateral securing any junior priority loans it makes to Ares Capital's portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements (including agreements governing "first out" and "last out" structures) that Ares Capital enters into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, Ares Capital may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. Ares Capital may not have the ability to control or direct such actions, even if as a result Ares Capital's rights as junior lenders are adversely affected.

         When Ares Capital is a debt or minority equity investor in a portfolio company, it is often not in a position to exert influence on the entity, and other equity holders and management of the company may make decisions that could decrease the value of Ares Capital's portfolio holdings.

        When Ares Capital makes debt or minority equity investments, Ares Capital is subject to the risk that a portfolio company may make business decisions with which it disagrees and the other equity holders and management of such company may take risks or otherwise act in ways that do not serve Ares Capital's interests. As a result, a portfolio company may make decisions that could decrease the value of Ares Capital's investment.

         Ares Capital's portfolio companies may be highly leveraged.

        Some of Ares Capital's portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to Ares Capital as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

         Ares Capital's investment adviser's fee structure may induce it to make certain investments, including speculative investments.

        The fees payable by Ares Capital to its investment adviser may create an incentive for Ares Capital's investment adviser to make investments on Ares Capital's behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which income based fees payable to Ares Capital's investment adviser are determined, which are calculated as a percentage of the return on invested capital, may encourage Ares Capital's investment adviser to use leverage to increase the return on Ares Capital's investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of Ares Capital common stock and the holders of securities convertible into Ares Capital common stock. In addition, Ares Capital's investment adviser will receive the capital gains incentive fee based, in part, upon net capital gains realized on Ares Capital's investments. Unlike income based fees, there is no hurdle rate applicable to the capital gains incentive fee. As a result, Ares Capital's investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in Ares Capital's investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

        The income based fees will be computed and paid on income that has been accrued but not yet received in cash, including as a result of investments with a deferred interest feature such as debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the income based fee will become uncollectible. Ares Capital's investment adviser is not under any obligation to reimburse Ares Capital for any part of the fees it received that were based on such accrued interest that Ares Capital never actually received.

        Because of the structure of the income based fees, it is possible that Ares Capital may have to pay income based fees in a quarter during which Ares Capital incurs a loss. For example, if Ares Capital receives pre-incentive fee net investment income in excess of the hurdle rate for a quarter, Ares Capital will pay the applicable income based fees even if Ares Capital has incurred a loss in that quarter due to realized and/or unrealized capital losses. In addition, if market interest rates rise, Ares Capital's investment adviser may be able to invest Ares Capital's funds in debt instruments that provide for a higher return, which would increase Ares Capital's pre-incentive fee net investment income and make it easier for Ares Capital's investment adviser to surpass the fixed hurdle rate and receive income based fees.

         Ares Capital's investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

        Ares Capital's investment strategy contemplates potential investments in foreign companies. Investing in foreign companies may expose Ares Capital to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

        Although most of Ares Capital's investments will be U.S. dollar denominated, Ares Capital's investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. Ares Capital may employ hedging techniques to minimize these risks, but Ares Capital cannot assure you that such strategies will be effective or without risk to Ares Capital.

         Ares Capital may expose itself to risks if it engages in hedging transactions.

        Ares Capital has and may in the future enter into hedging transactions, which may expose Ares Capital to risks associated with such transactions. Ares Capital may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of its portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk.

        Hedging against a decline in the values of Ares Capital's portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that Ares Capital is not able to enter into a hedging transaction at an acceptable price.

        The success of Ares Capital's hedging transactions will depend on its ability to correctly predict movements in currencies and interest rates. Therefore, while Ares Capital may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if it had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, Ares Capital may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent Ares Capital from achieving the intended hedge and expose Ares Capital to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S.

currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. See also "Risk Factors—Risks Relating to Ares Capital—Ares Capital is exposed to risks associated with changes in interest rates."

         Ares Capital's shares of common stock are currently trading at a discount from net asset value and may continue to do so in the future, which could limit Ares Capital's ability to raise additional equity capital.

        Shares of closed-end investment companies frequently trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that Ares Capital's net asset value per share may decline. It is not possible to accurately predict whether any shares of Ares Capital common stock will trade at, above, or below net asset value. BDCs as an industry, including Ares Capital, have been trading below net asset value as a result of recent stock market volatility. See "Risks Relating to Ares Capital—The capital markets may experience periods of disruption and instability." Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on Ares Capital's business and operations." When Ares Capital common stock is trading below its net asset value per share, Ares Capital will generally not be able to issue additional shares of Ares Capital common stock at its market price without first obtaining approval for such issuance from Ares Capital stockholders and Ares Capital's independent directors. Pursuant to approval granted at a special meeting of stockholders held on May 12, 2016, Ares Capital currently are permitted to sell or otherwise issue shares of Ares Capital common stock at a price below net asset value, subject to certain limitations and determinations that must be made by Ares Capital's board of directors. Such stockholder approval expires on May 12, 2017.

         There is a risk that investors in Ares Capital common stock may not receive dividends or that Ares Capital's dividends may not grow over time and that investors in Ares Capital's debt securities may not receive all of the interest income to which they are entitled.

        Ares Capital intends to make distributions on a quarterly basis to Ares Capital's stockholders out of assets legally available for distribution. Ares Capital cannot assure you that Ares Capital will achieve investment results that will allow Ares Capital to make a specified level of cash distributions or year-to-year increases in cash distributions. If Ares Capital declares a dividend and if more stockholders opt to receive cash distributions rather than participate in its reinvestment plan, Ares Capital may be forced to sell some of its investments in order to make cash dividend payments.

        In addition, due to the asset coverage test applicable to Ares Capital as a BDC, Ares Capital may be limited in its ability to make distributions. Certain of the Facilities may also limit Ares Capital's ability to declare dividends if Ares Capital defaults under certain provisions. Further, if Ares Capital invests a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See "Market Price, Dividend and Distribution Information."

        The above-referenced restrictions on distributions may also inhibit Ares Capital's ability to make required interest payments to holders of its debt, which may cause a default under the terms of its debt agreements. Such a default could materially increase Ares Capital's cost of raising capital, as well as cause Ares Capital to incur penalties under the terms of its debt agreements.

         Provisions of the Maryland General Corporation Law and of Ares Capital's charter and bylaws could deter takeover attempts and have an adverse effect on the price of Ares Capital common stock.

        The Maryland General Corporation Law ("MGCL"), Ares Capital's charter and Ares Capital's bylaws contain provisions that may discourage, delay or make more difficult a change in control of Ares Capital or the removal of Ares Capital's directors. Ares Capital is subject to the Maryland Business Combination Act (the "Business Combination Act"), subject to any applicable requirements of the

Investment Company Act. Ares Capital's board of directors has adopted a resolution exempting from the Business Combination Act any business combination between Ares Capital and any other person, subject to prior approval of such business combination by Ares Capital's board, including approval by a majority of Ares Capital's independent directors. If the resolution exempting business combinations is repealed or Ares Capital's board or independent directors do not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of Ares Capital and may increase the difficulty of consummating such an offer. Ares Capital's bylaws exempt from the Maryland Control Share Acquisition Act (the "Control Share Acquisition Act") acquisitions of Ares Capital's stock by any person. If Ares Capital amends its bylaws to repeal the exemption from the Control Share Acquisition Act, subject to any applicable requirements of the Investment Company Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of Ares Capital and may increase the difficulty of consummating such an offer.

        Ares Capital has also adopted measures that may make it difficult for a third party to obtain control of Ares Capital, including provisions of its charter classifying Ares Capital's board of directors into three classes serving staggered three-year terms, and provisions of its charter authorizing Ares Capital's board of directors to classify or reclassify shares of Ares Capital's stock into one or more classes or series, to cause the issuance of additional shares of Ares Capital's stock, and to amend its charter from time to time, without stockholder approval, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that Ares Capital has authority to issue. These provisions, as well as other provisions of Ares Capital's charter and bylaws, may discourage, delay, defer, make more difficult or prevent a transaction or a change in control that might otherwise be in your best interest.

         Investing in Ares Capital common stock may involve an above average degree of risk.

        The investments Ares Capital make in accordance with its investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Ares Capital's investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in Ares Capital's securities may not be suitable for someone with lower risk tolerance.

         The market price of Ares Capital common stock may fluctuate significantly.

        The capital and credit markets have experienced periods of volatility and disruption over the past several years. The market price and liquidity of the market for shares of Ares Capital common stock may be significantly affected by numerous factors, some of which are beyond Ares Capital's control and may not be directly related to Ares Capital's operating performance. These factors include:

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  significant volatility in the market price and trading volume of securities of publicly traded RICs, BDCs or other companies in Ares Capital's sector, which are not necessarily related to the operating performance of these companies;

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  price and volume fluctuations in the overall stock market from time to time;

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  the inclusion or exclusion of Ares Capital common stock from certain indices;

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  changes in law, regulatory policies or tax guidelines, or interpretations thereof, particularly with respect to RICs or BDCs;

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  loss of Ares Capital's RIC status;

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  changes in Ares Capital's earnings or variations in Ares Capital's operating results;

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  changes in the value of Ares Capital's portfolio of investments;

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  announcements with respect to significant transactions, including with respect to the Transactions;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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  departure of Ares Capital Management's key personnel;

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  operating performance of companies comparable to Ares Capital;

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  short-selling pressure with respect to shares of Ares Capital common stock or BDCs generally;

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  future sales of Ares Capital's securities convertible into or exchangeable or exercisable for Ares Capital common stock or the conversion of such securities, including the Convertible Unsecured Notes;

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  uncertainty surrounding the strength of the U.S. economic recovery;

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  concerns regarding Brexit and European sovereign debt;

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  concerns regarding volatility in the Chinese stock market and Chinese currency;

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  concerns regarding continued volatility of oil prices;

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  general economic trends and other external factors; and

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  loss of a major funding source.

        In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. If Ares Capital's stock price fluctuates significantly, Ares Capital may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from Ares Capital's business.

         Ares Capital may in the future determine to issue preferred stock, which could adversely affect the market value of Ares Capital common stock.

        The issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could adversely affect the market price for Ares Capital common stock by making an investment in the common stock less attractive. In addition, the dividends on any preferred stock Ares Capital issue must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred stock must take preference over any dividends or other payments to Ares Capital common stockholders, and holders of preferred stock are not subject to any of Ares Capital's expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred stock that converts into common stock). In addition, under the Investment Company Act, preferred stock constitutes a "senior security" for purposes of the 200% asset coverage test.

         The net asset value per share of Ares Capital common stock may be diluted if Ares Capital sell shares of Ares Capital common stock in one or more offerings at prices below the then current net asset value per share of Ares Capital common stock or securities to subscribe for or convertible into shares of Ares Capital common stock.

        At a special meeting of stockholders held on May 12, 2016, subject to certain determinations required to be made by Ares Capital's board of directors, Ares Capital stockholders approved Ares Capital's ability to sell or otherwise issue shares of Ares Capital common stock, in an amount not exceeding 25% of Ares Capital's then outstanding common stock, at a price below the then current net asset value per share during a period that began on May 12, 2016 and expires on May 12, 2017.

        In addition, at Ares Capital's 2009 annual stockholders meeting, Ares Capital stockholders approved a proposal authorizing Ares Capital to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of Ares Capital common stock subject to certain limitations (including, without limitation, that the number of shares issuable does not exceed 25% of Ares Capital's then outstanding common stock and that the exercise or conversion price thereof is not, at the date of issuance, less than the greater of the market value per share and the net asset value per share of Ares Capital common stock). The authorization granted to sell or issue warrants or securities to subscribe for or convertible into shares of Ares Capital common stock has no expiration.

        Any decision to sell shares of Ares Capital common stock below its then current net asset value per share or securities to subscribe for or convertible into shares of Ares Capital common stock would be subject to the determination by Ares Capital's board of directors that such issuance is in Ares Capital's and its stockholders' best interests.

        If Ares Capital were to sell shares of Ares Capital common stock below its then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share of Ares Capital common stock. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of Ares Capital common stock and a proportionately greater decrease in the stockholders' interest in Ares Capital's earnings and assets and their voting interest in Ares Capital than the increase in Ares Capital's assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted. See "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement."

        In addition, if Ares Capital issues warrants or securities to subscribe for or convertible into shares of Ares Capital common stock, subject to certain limitations, the exercise or conversion price per share could be less than net asset value per share at the time of exercise or conversion (including through the operation of anti-dilution protections). Because Ares Capital would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of the net asset value per share at the time of exercise or conversion. This dilution would include reduction in net asset value per share as a result of the proportionately greater decrease in the stockholders' interest in Ares Capital's earnings and assets and their voting interest than the increase in Ares Capital's assets resulting from such issuance.

        Further, if current stockholders of Ares Capital do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value per share, their voting power will be diluted.

         Ares Capital stockholders will experience dilution in their ownership percentage if they opt out of Ares Capital's dividend reinvestment plan.

        All dividends declared in cash payable to stockholders that are participants in Ares Capital's dividend reinvestment plan are automatically reinvested in shares of Ares Capital common stock. As a result, Ares Capital stockholders that opt out of Ares Capital's dividend reinvestment plan will experience dilution in their ownership percentage of Ares Capital common stock over time.

         Ares Capital stockholders may experience dilution upon the conversion of the Convertible Unsecured Notes.

        The 2017 Convertible Notes are convertible into shares of Ares Capital common stock beginning on September 15, 2016 or, under certain circumstances, earlier. The 2018 Convertible Notes are convertible into shares of Ares Capital common stock beginning on July 15, 2017 or, under certain circumstances, earlier. The 2019 Convertible Notes are convertible into shares of Ares Capital common stock beginning on July 15, 2018 or, under certain circumstances, earlier. Upon conversion of the other Convertible Unsecured Notes, Ares Capital has the choice to pay or deliver, as the case may be, at Ares Capital's election, cash, shares of Ares Capital common stock or a combination of cash and shares of Ares Capital common stock. As of March 31, 2016, the conversion price of the 2017 Convertible Notes was effectively $18.89 per share, the conversion price of the 2018 Convertible Notes was effectively $19.64 per share and the conversion price of the 2019 Convertible Notes was effectively $19.99 per share, in each case taking into account certain de minimis adjustments that will be made on the conversion date and subject to further adjustment in certain circumstances. If Ares Capital elect to deliver shares of common stock upon a conversion at the time Ares Capital's tangible book value per share exceeds the conversion price in effect at such time, Ares Capital stockholders may incur dilution. In addition, Ares Capital stockholders will experience dilution in their ownership percentage of common stock upon Ares Capital's issuance of common stock in connection with the conversion of the Convertible Unsecured Notes and any dividends paid on Ares Capital common stock will also be paid on shares issued in connection with such conversion after such issuance.

         Ares Capital stockholders may receive shares of Ares Capital common stock as dividends, which could result in adverse tax consequences to them.

        In order to satisfy the Annual Distribution Requirement applicable to RICs, Ares Capital has the ability to declare a large portion of a dividend in shares of Ares Capital common stock instead of in cash. As long as a portion of such dividend is paid in cash (which portion could be as low as 20%) and certain requirements are met, the entire distribution would be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on 100% of the fair market value of the shares received as part of the dividend on the date a stockholder received it in the same manner as a cash dividend, even though most of the dividend was paid in shares of Ares Capital common stock.

         Sales of substantial amounts of Ares Capital common stock in the public market may have an adverse effect on the market price of Ares Capital common stock.

        Sales of substantial amounts of Ares Capital common stock, or the availability of such common stock for sale (including as a result of the conversion of Ares Capital's Convertible Unsecured Notes into common stock), could adversely affect the prevailing market prices for Ares Capital common stock. If this occurs and continues, it could impair Ares Capital's ability to raise additional capital through the sale of securities should Ares Capital desire to do so.

         The trading market or market value of Ares Capital's publicly issued debt securities may fluctuate.

        Ares Capital's publicly issued debt securities may or may not have an established trading market. Ares Capital cannot assure holders of Ares Capital's debt securities that a trading market for Ares Capital's publicly issued debt securities will ever develop or be maintained if developed. In addition to Ares Capital's creditworthiness, many factors may materially adversely affect the trading market for, and market value of, Ares Capital's publicly issued debt securities. These factors include, but are not limited to, the following:

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  the time remaining to the maturity of these debt securities;

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  the outstanding principal amount of debt securities with terms identical to these debt securities;

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  the ratings assigned by national statistical ratings agencies;

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  the general economic environment;

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  the supply of such debt securities trading in the secondary market, if any;

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  the redemption or repayment features, if any, of these debt securities;

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  the level, direction and volatility of market interest rates generally; and

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  market rates of interest higher or lower than rates borne by the debt securities.

        Holders of Ares Capital's debt securities should also be aware that there may be a limited number of buyers if and when they decide to sell their debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

         Terms relating to redemption may materially adversely affect Ares Capital's noteholders' return on any debt securities that Ares Capital may issue.

        If Ares Capital's noteholders' debt securities are redeemable at Ares Capital's option, Ares Capital may choose to redeem their debt securities at times when prevailing interest rates are lower than the interest rate paid on their debt securities. In addition, if Ares Capital's noteholders' debt securities are subject to mandatory redemption, Ares Capital may be required to redeem their debt securities also at times when prevailing interest rates are lower than the interest rate paid on their debt securities. In this circumstance, Ares Capital's noteholders may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as their debt securities being redeemed.

Ares Capital's credit ratings may not reflect all risks of an investment in its debt securities.

        Ares Capital's credit ratings are an assessment by third parties of its ability to pay its obligations. Consequently, real or anticipated changes in Ares Capital's credit ratings will generally affect the market value of its debt securities. Ares Capital's credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

         Ares Capital may fail to complete the Transactions.

        While there can be no assurances as to the exact timing, or that the Transactions will be completed at all, Ares Capital expects to complete the Transactions as early as the fourth quarter of 2016. The completion of the Transactions is subject to certain conditions, including, among others, American Capital stockholder approval, Ares Capital stockholder approval, required regulatory approvals, receipt of certain third party consents and other customary closing conditions. Ares Capital intends to complete the Transactions as soon as possible; however, Ares Capital cannot assure stockholders that the conditions required to completed the Transactions will be satisfied or waived on the anticipated schedule, or at all. If the Transactions are not completed, Ares Capital will have incurred substantial expenses for which no ultimate benefit will have been received. See "—Risks Relating to the Transactions—If the Transactions do not close, neither Ares Capital nor American Capital will benefit from the expenses incurred in their pursuit." In addition, the merger agreement provides that, in connection with the termination of the merger agreement under specified circumstances, American Capital or Ares Capital may be required to pay the other party a termination fee of $140 million. See "—Risks Relating to the Transactions—Under certain circumstances, American Capital and Ares Capital are obligated to pay each other a termination fee upon termination of the merger agreement." See "Description of the Merger Agreement" for a description of the terms of the merger agreement and "—Risks Relating to the Transactions" for a description of the risks that the combined company may face if the Transactions are completed. Any investment decision stockholders make should be made with the understanding that the completion of the Transactions may not happen as scheduled, or at all.

Risks Relating to American Capital

         American Capital may fail to complete the Transactions.

        While there can be no assurances as to the exact timing, or that the Transactions will be completed at all, American Capital expects to complete the Transactions as early as the fourth quarter of 2016. The completion of the Transactions is subject to certain conditions, including, among others, American Capital stockholder approval, Ares Capital stockholder approval, required regulatory approvals, receipt of certain third party consents and other customary closing conditions. American Capital intends to complete the Transactions as soon as possible; however, American Capital cannot assure stockholders that the conditions required to complete the Transactions will be satisfied or waived on the anticipated schedule, or at all.

        If the Transactions are not completed, American Capital will have incurred substantial expenses for which no ultimate benefit will have been received. See "—Risks Relating to the Transactions—If the Transactions do not close, neither Ares Capital nor American Capital will benefit from the expenses incurred in their pursuit." In addition, the merger agreement provides that, in connection with the termination of the merger agreement under specified circumstances, American Capital or Ares Capital may be required to pay the other party a termination fee of $140 million. See "—Risks Relating to the Transactions—Under certain circumstances, American Capital and Ares Capital are obligated to pay each other a termination fee upon termination of the merger agreement." See "Description of the Merger Agreement" for a description of the terms of the merger agreement and "—Risks Relating to the Transactions" for a description of the risks that the combined company may face if the Transactions are completed. Any investment decision stockholders make should be made with the understanding that the completion of the Transactions may not happen as scheduled, or at all.

        If the merger agreement is terminated for any reason, the American Capital board of directors will be reconstituted pursuant to the terms of the Settlement Agreement between American Capital and the Elliott Parties, which includes, among other terms, (1) setting the size of the American Capital board of directors at ten directors and (2) appointing one director selected by the Elliott Parties and three additional independent directors to be mutually agreed upon by American Capital and the Elliott Parties to replace four incumbent directors of the American Capital board of directors. In addition, if the merger agreement is terminated for any reason, the terms of the Settlement Agreement require the American Capital board of directors to establish a new strategic review committee to conduct a strategic review of American Capital's business and make recommendations to the American Capital board of directors regarding business strategy. If the merger agreement is terminated for any reason, both the new strategic review committee and the changes in the composition of the American Capital board of directors could materially affect American Capital's business strategy. See "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Elliott Settlement Agreement."

         Future adverse market and economic conditions could cause harm to American Capital's operating results.

        Past recessions have had a significant negative impact on the operating performance and fair value of American Capital's portfolio investments. American Capital has experienced losses during those recessions. Many of American Capital's portfolio companies could be adversely impacted again by any future economic downturn or recession and may be unable to repay its debt investments, may be unable to be sold at a price that would allow American Capital to recover its investments, or may be unable to operate during such recession. Such portfolio company performance could have a material adverse effect on American Capital's business, financial condition and results of operations. In addition, the Brexit in June 2016 has led to further disruption and instability in the global markets. There can be no assurance these market conditions will not continue or worsen in the future.

         American Capital has loans to and investments in middle market borrowers who may default on their loans and American Capital may lose its investment.

        American Capital has invested in and made loans to privately-held, middle market businesses and the combined company plans to continue to do so. There is generally a limited amount of publicly available information about these businesses. Therefore, American Capital relies on its principals, associates, analysts, other employees and consultants to investigate and monitor these businesses. The portfolio companies in which American Capital has invested may have significant variations in operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. American Capital's portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by senior lenders. Numerous factors may affect a portfolio company's ability to repay its loans, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. Deterioration in a portfolio company's financial condition and prospects may be accompanied by deterioration in the collateral for the loan. American Capital has also made unsecured and mezzanine loans and invested in equity securities, which involve a higher degree of risk than senior secured loans. In certain cases, American Capital's involvement in the management of its portfolio companies may subject American Capital to additional defenses and claims from borrowers and third-parties. These conditions may make it difficult for American Capital to obtain repayment of its investments.

        Middle market businesses typically have narrower business lines and smaller market shares than large businesses. They tend to be more vulnerable to competitors' actions and market conditions, as well as general economic downturns. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

        These businesses may also experience substantial variations in operating results. Typically, the success of a middle market business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on American Capital. In addition, middle market businesses often need substantial additional capital to expand or compete and may have borrowed money from other lenders with claims that are senior to American Capital's claims.

        American Capital's senior loans generally are secured by the assets of its borrowers; however, certain of American Capital's senior loans may have a second priority lien and thus, American Capital's security interest may be subordinated to the payment rights and security interest of the first lien senior lender. Additionally, American Capital's mezzanine loans may or may not be secured by the assets of the borrower; however, if a mezzanine loan is secured, American Capital's rights to payment and its security interest are usually subordinated to the payment rights and security interests of the first and second lien senior lenders. Therefore, American Capital may be limited in its ability to enforce its rights to collect its second lien senior loans or mezzanine loans and to recover any of the loan balance through a foreclosure of collateral.

         Non-accruing loans adversely affect American Capital's results of operations and financial condition and could result in further losses in the future.

        As of March 31, 2016 and December 31, 2015, American Capital's non-accruing loans at cost totaled $282 million and $280 million, or 11.4% and 10.6% of its total loans at cost, respectively. Non-accruing loans adversely affect net income in various ways. Upon becoming non-accruing,

American Capital reverses prior PIK income from a non-accruing loan, if applicable, and no interest income is recorded on non-accruing loans, thereby, in both cases, adversely affecting income and returns on assets and equity. There is no assurance that American Capital will not experience further increases in non-accruing loans in the future, or that non-accruing loans will not result in further losses to come.

         There is uncertainty regarding the value of American Capital's portfolio investments.

        Virtually none of American Capital's portfolio investments are publicly traded. As required by law, American Capital fair values these investments in accordance with the Investment Company Act and FASB ASC Topic 820, Fair Value Measurements and Disclosures ("ASC 820") based on a determination made in good faith by American Capital's board of directors. Due to the uncertainty inherent in valuing investments that are not publicly traded, as set forth in American Capital's audited consolidated financial statements, American Capital's determinations of fair value may differ materially from the values that would exist if a ready market for these investments existed. American Capital's determinations of the fair value of its investments have a material impact on American Capital's net earnings through the recording of unrealized appreciation or depreciation of investments as well as American Capital's assessment of income recognition. Thus, American Capital's net asset value could be materially affected in the event of any changes in applicable law or accounting pronouncements governing how American Capital currently fair values assets, or if American Capital's determinations regarding the fair value of its investments are materially different from the values that would exist if a ready market existed for these securities.

         American Capital's business has significant capital requirements and may be adversely affected by a prolonged inability to access the capital markets or to sell assets.

        American Capital's business requires a substantial amount of capital to operate. American Capital historically has financed its operations, including the funding of new investments, through cash generated by American Capital's operating activities, the repayment of debt investments, the sale of equity investments, the issuance of debt by special purpose affiliates to which American Capital has contributed loan assets, the sale of American Capital's stock and through secured and unsecured borrowings. American Capital's ability to continue to rely on such sources or other sources of capital is affected by restrictions in the Investment Company Act relating to the incurrence of additional indebtedness as well as changes in the capital markets from the recent economic recession. It is also affected by legal, structural and other factors. There can be no assurance that American Capital will be able to earn or access the funds necessary for American Capital's liquidity requirements.

         Changes in laws or regulations governing American Capital's operations or its failure to comply with those laws or regulations may adversely affect American Capital's business.

        American Capital and its portfolio companies are subject to regulation by laws at the local, state, federal and foreign level, including with respect to securities laws, tax and accounting standards. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations or the failure to comply with these laws or regulations could have a material adverse impact on American Capital's business. Certain of these laws and regulations pertain specifically to BDCs.

         A change in interest rates may adversely affect American Capital's profitability.

        Because American Capital has funded a portion of its investments with borrowings, American Capital's earnings are affected by the spread between the interest rate on American Capital's investments and the interest rate at which American Capital borrowed funds. American Capital may match-fund its liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. American Capital may enter into interest rate basis swap agreements to match the interest rate basis of a portion of its assets and liabilities, thereby locking in the spread between its asset yield and the cost of its borrowings, and to fulfill its obligations under the terms of any asset securitizations. However, such derivatives are considered economic hedges that do not qualify for hedge accounting under ASC Topic 815, Derivatives and Hedging ("ASC 815"). Therefore, payments under such hedges would be recorded in net realized (loss) gain in American Capital's audited consolidated financial statements.

        Under any such interest rate swap agreements, American Capital will generally pay a fixed rate and receive a floating interest rate based on LIBOR. American Capital may enter into interest rate swap agreements where, if exercised, American Capital would receive a fixed rate and pay a floating rate based on LIBOR. American Capital may also enter into interest rate cap agreements that would entitle American Capital to receive an amount, if any, by which American Capital's interest payments on its variable rate debt exceed specified interest rates.

        An increase or decrease in interest rates could reduce the spread between the rate at which American Capital invests and the rate at which American Capital borrows, and thus, adversely affect American Capital's profitability, if it has not appropriately match-funded its liabilities and assets or hedged against such event. Alternatively, American Capital's interest rate hedging activities may limit its ability to participate in the benefits of lower interest rates with respect to the hedged portfolio.

        Also, the fair value of certain of American Capital's debt investments is based in part on the current market yields or interest rates of similar securities. A change in interest rates could have a significant impact on American Capital's determination of the fair value of these debt investments. In addition, a change in interest rates could also have an impact on the fair value of American Capital's interest rate swap agreements that could result in the recording of unrealized appreciation or depreciation in future periods. For example, a decline, or a flattening, of the forward interest rate yield curve will typically result in the recording of unrealized depreciation of American Capital's interest rate swap agreements.

        Therefore, adverse developments resulting from changes in interest rates could have a material adverse effect on American Capital's business, financial condition and results of operations.

         A change in currency exchange rates may adversely affect American Capital's profitability.

        American Capital has or may make investments in debt instruments that are denominated in currencies other than the U.S. dollar. In addition, American Capital has made or may make investments in the equity of portfolio companies whose functional currency is not the U.S. dollar. American Capital's domestic portfolio companies may also transact a significant amount of business in foreign countries and therefore their profitability may be impacted by changes in foreign currency exchange rates. The functional currency of American Capital's consolidated portfolio company, ECAS, is the Euro. ECAS also has investments in other European currencies, including the British Pound. As a result, an adverse change in currency exchange rates may have a material adverse impact on American Capital's business, financial condition and results of operations.

         American Capital may experience fluctuations in its quarterly results.

        American Capital has experienced and could experience material fluctuations in its quarterly operating results due to a number of factors including, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, placing and removing investments on non-accrual status, the degree to which American Capital encounters competition in its markets, the ability to sell investments at attractive terms, the ability to fund and close suitable investments, the timing of the recognition of fee income from closing investment transactions and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

         American Capital is dependent upon its key management personnel for its future success.

        American Capital is dependent on the diligence and skill of its senior management and other members of management for raising capital and the selection, structuring, monitoring, restructuring/amendment, sale and exiting of its investments. American Capital's future success depends to a significant extent on the continued service of its senior management and other members of management. American Capital's failure to raise additional capital that would enhance the growth of its business, or its failure to provide appropriate opportunities for or compensate competitively senior management and other members of management may make it difficult to retain such individuals. The departure of certain executive officers or key employees could materially adversely affect American Capital's ability to implement its business strategy. American Capital does not maintain key man life insurance on any of its officers or employees.

         American Capital operates in a highly competitive market for investment opportunities.

        American Capital competes with strategic buyers and hundreds of private equity and mezzanine debt funds and other financing sources, including traditional financial services companies such as finance companies, commercial banks, investment banks and other equity and non-equity based investment funds. Some of American Capital's competitors are substantially larger and have considerably greater financial resources than American Capital. Competitors may have lower cost of funds and many have access to funding sources that are not available to American Capital. In addition, certain of American Capital's competitors may have higher risk tolerances or different risk assessments, which could allow them to offer better pricing and terms to prospective portfolio companies, consider a wider variety of investments and establish more relationships and build their market shares. There is no assurance that the competitive pressures American Capital faces will not have a material adverse effect on its business, financial condition and results of operations. In addition, as a result of this competition, American Capital may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that American Capital will be able to identify and make investments that satisfy its investment objectives or that American Capital will be able to meet its investment goals.

         American Capital could face losses and potential liability if intrusions, viruses or similar disruptions to its technology jeopardize its confidential information or that of users of its technology.

        Although American Capital has implemented and will continue to implement security measures, its technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. In addition, any misappropriation of proprietary information could expose American Capital to a risk of loss or litigation.

         American Capital's business is dependent on external financing.

        American Capital's business requires a substantial amount of cash to operate. American Capital historically has obtained the cash required for operations through the sale of certain senior loans originated by American Capital, borrowings by American Capital or special purpose affiliates and the sale of its equity. American Capital's ability to continue to rely on such sources or other sources of capital depends on numerous legal, economic, structural and other factors and failure to obtain the cash required for operations could have a material adverse impact on its business.

         American Capital may be dependent on the availability of debt financing to support its operations and growth. Any future indebtedness would increase American Capital's exposure, would likely limit its operational and financing flexibility and negatively impact its business.

        American Capital's ability to continue to operate as a standalone business will be dependent on its ability to raise additional financing. To the extent that this consists of debt, it will increase American Capital's liabilities, require additional cash flow to service such debt and will most likely contain restrictive covenants limiting American Capital's financial and operational flexibility. There can be no assurance that such additional financing will be available on favorable terms or at all. If American Capital is unable to obtain needed financing on acceptable terms, or otherwise, it may not be able to implement its business plan, which could have a material adverse effect on its business, financial condition and results of operations. American Capital may not be able to meet its business objectives, its share price may fall and investors may lose some or all of their investment. If American Capital raises funds by issuing equity securities, or if its outstanding options or warrants are exercised, the percentage ownership of its then stockholders will be reduced.

         The Investment Company Act limits American Capital's ability to issue senior securities in certain circumstances.

        As a BDC, the Investment Company Act generally limits American Capital's ability to issue senior securities if its asset coverage ratio does not exceed 200% immediately after each issuance of senior securities or is improved immediately upon the issuance. Asset coverage ratio is defined in the Investment Company Act as the ratio that the value of the total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. American Capital has operated at times in the past with its asset coverage ratio below 200% and there are no assurances that American Capital will always operate above this ratio. The resulting restrictions on issuing senior securities could have a material adverse impact on American Capital's business operations.

         The Investment Company Act limits American Capital's ability to issue equity below its net asset value per share.

        As a BDC, the Investment Company Act generally limits American Capital's ability to issue and sell its common stock at a price below its net asset value per share, exclusive of any distributing commission or discount, without stockholder approval. Since 2008, shares of American Capital common stock have traded below its net asset value per share. While American Capital common stock continues to trade at a price below its net asset value per share, there are no assurances that American Capital can issue or sell shares of its common stock if needed to fund its business. In addition, even in certain instances where American Capital could issue or sell shares of its common stock at a price below its net asset value per share, such issuance could result in dilution in its net asset value per share, which could result in a decline of American Capital's stock price.

         The lack of liquidity in American Capital's privately-held securities may adversely affect its business.

        Most of American Capital's investments consist of securities acquired directly from their issuers in private transactions. Some of these securities are subject to restrictions on resale or otherwise are less liquid than public securities. The illiquidity of American Capital's investments may make it difficult for American Capital to obtain cash equal to the value at which American Capital records its investments upon exiting the investment.

         American Capital may incur debt that could increase stockholder investment risks.

        American Capital and certain of its consolidated affiliates may borrow money or issue debt securities, which would give American Capital's lenders and the holder of American Capital's debt securities fixed dollar claims on its assets or the assets of such consolidated affiliates that are senior to the claims of American Capital's stockholders and, thus, American Capital's lenders could have preference over American Capital's stockholders with respect to these assets. In particular, American Capital's consolidated affiliates may pledge assets to lenders from time to time under asset securitizations that are sold or contributed to separate affiliated statutory trusts prior to such pledge. While American Capital may own a beneficial interest in these trusts, such assets will be the property of the respective trusts, available to satisfy the debts of the trusts, and would only become available for distribution to American Capital's stockholders to the extent specifically permitted under the agreements governing those term debt notes.

        The following table is designed to illustrate the effect on returns to a holder of American Capital common stock of the leverage created by American Capital's use of borrowing, at the weighted average interest rate of 3.7% for the three months ended March 31, 2016, and assuming hypothetical annual returns on American Capital's portfolio of minus 15% to plus 15%. As illustrated below, leverage generally increases the return to stockholders when the portfolio return is positive and decreases the return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio (Net of Expenses)(1)	(15)%	(10)%	(5)%	—%	5%	10%	15%
Corresponding Return to Stockholders(2)	(20)%	(14)%	(8)%	(2)%	4%	11%	17%

(1)
The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, American Capital's projected or actual performance.

(2)
In order to compute the "Corresponding Return to Stockholders," the "Assumed Return on Portfolio" is multiplied by the total value of American Capital's assets at the beginning of the period to obtain an assumed return to American Capital. From this amount, all interest expense accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of American Capital's net assets as of the beginning of the period to determine the "Corresponding Return to Stockholders."

        Although outstanding debt increases the potential for gain, it also increases the risk of loss of income or capital. This is the case, whether American Capital is impacted by an increase or decrease in income or due to increases or decreases in asset values. American Capital's ability to pay dividends is similarly impacted by outstanding debt.

         American Capital's credit ratings may not reflect all risks of an investment in its debt securities.

        American Capital's credit ratings are an assessment by major debt rating agencies of its ability to pay its obligations. Consequently, actual or expected changes in American Capital's credit ratings will likely affect the market value of its traded debt securities. American Capital's credit ratings, however, may not fully or accurately reflect all of the credit and market risks associated with its outstanding debt securities.

         American Capital may not realize gains from its equity investments.

        American Capital invests in equity assets with the goal to realize income and gains from the performance and disposition of these assets. Some or all of these equity assets may not produce income or gains; accordingly, American Capital may not be able to realize income or gains from its equity assets.

         American Capital's portfolio companies may be highly leveraged with debt.

        The debt levels of American Capital's portfolio companies may have important adverse consequences to such companies and to American Capital as an investor. Portfolio companies that are indebted may be subject to restrictive financial and operating covenants. The leverage may impair these companies' ability to finance their future operations and capital needs. As a result, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A company's income and net worth will tend to increase or decrease at a greater rate than if the company did not capitalize itself in part with debt.

        One of American Capital's investments has subjected American Capital to Nevada gaming regulation, which could affect its operations and changes in American Capital's ownership.

        American Capital's portfolio company, Hard 8 Games, LLC ("Hard 8"), conducts activities that are subject to the Nevada Gaming Control Act and regulations of the Nevada Gaming Commission ("NGC"), the State Gaming Control Board ("GCB"), and the local laws, regulations and ordinances of various county and municipal regulatory authorities (collectively referred to as "the Nevada Gaming Authorities"). As a controlling member of Hard 8, American Capital has been required to register with the Nevada Gaming Authorities as a publicly traded corporation and has been found suitable as a member of Hard 8. Also, certain of American Capital's officers and directors have been required to be found suitable and be licensed by the Nevada Gaming Authorities. American Capital is required to make periodic reports to the Nevada Gaming Authorities and, in certain cases, may need to obtain the prior approval of the NGC for certain capital raising transactions.

        In addition, beneficial holders of 5% or more of American Capital's voting securities may be required to make certain filings with the Nevada Gaming Authorities and beneficial holders of greater than 10% of American Capital's voting securities are required to file an application, be investigated, and be found suitable by the Nevada Gaming Authorities. Certain entities considered to be institutional investors who are holding American Capital's voting securities for investment purposes only may seek a waiver of this finding of suitability requirement. An applicant for licensing or a finding of suitability is required to pay all costs of the GCB investigation. Entities that fail to comply with these requirements may be guilty of a criminal offense. Thus, for so long as American Capital is a controlling member of Hard 8, changes in control of American Capital through merger, consolidation, acquisition of assets or stock, management or otherwise may not occur without complying with Nevada law, including approval of the NGC. Also, persons having a material relationship or involvement with an entity proposing to acquire control of American Capital would need to be investigated and licensed as part of the approval process relating to a change of control transaction.

         Investments in non-investment grade Structured Products may be illiquid, may have a higher risk of default, and may not produce current returns.

        American Capital's investments in structured finance investments ("Structured Products") securities are generally non-investment grade. Non-investment grade Structured Products bonds and preferred shares tend to be illiquid, have a higher risk of default and may be more difficult to value than investment grade bonds. Recessions or poor economic or pricing conditions in the markets associated with Structured Products may cause higher defaults or losses than expected on these bonds and preferred shares. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not certain.

         American Capital's assets include investments in Structured Products that are subordinate in right of payment to more senior securities.

        American Capital's assets include subordinated collateralized loan and collateralized debt obligations, which are subordinated classes of securities in a structure of securities secured by a pool of loans. Accordingly, such securities are the first or among the first to bear the loss upon a restructuring or liquidation of the underlying collateral and the last to receive payment of interest and principal. Thus, there is generally only a nominal amount of equity or other debt securities junior to American Capital's positions, if any, issued in such structures. Additionally, the estimated fair values of American Capital's subordinated interests tend to be much more sensitive to changes in economic conditions than more senior securities.

         American Capital may issue preferred stock in the future to help finance its business, which would magnify the potential for gain or loss and the risks of investing in American Capital in the same way as American Capital's borrowings.

        Preferred stock, which is another form of leverage, has the same risks to American Capital's common stockholders as borrowings because the dividends on any preferred stock American Capital issues must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to American Capital's common stockholders, and preferred stockholders are not subject to any of American Capital's expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

         American Capital has restrictions on the type of assets it can invest in as a BDC.

        As a BDC, American Capital may not acquire any assets other than certain qualifying assets described in the Investment Company Act, unless, at the time of and after giving effect to the acquisition, at least 70% of American Capital's total assets consist of such qualifying assets. Thus, in certain instances, American Capital may be precluded from investing in potentially attractive investments that are not qualifying assets for purposes of the Investment Company Act. In addition, there is a risk that this restriction could prevent American Capital from making additional investments in its existing non-qualifying investments, which could cause American Capital's position to be diluted or limit the access to capital of American Capital's non-qualifying investments.

         There are conflicts of interest with other funds that American Capital manages.

        Through ACAM, American Capital manages various funds that may compete with American Capital for investments. Although American Capital has policies in place to seek to mitigate the effects of conflicts of interest, these policies will not eliminate the conflicts of interest that American Capital's officers and employees and the officers and employees of American Capital's fund managers and affiliates will face in making investment decisions on behalf of American Capital or any other American Capital-sponsored investment vehicles. Further, American Capital does not have any agreement or understanding with its funds that would give American Capital any priority over them in opportunities to invest in overlapping investments. Accordingly, American Capital may compete for access to investments with other funds that American Capital manages.

         American Capital may not pay any cash dividends.

        American Capital is subject to federal and applicable state corporate income taxes on its taxable ordinary income and capital gains beginning with American Capital's tax year ended September 30, 2011, and is not subject to the annual distribution requirements under Subchapter M of the Code. American Capital has not paid a cash dividend during the last four fiscal years ended December 31, 2015 and there can be no assurance that American Capital will pay any cash dividends in the future as American Capital may retain its earnings to facilitate the growth of its business, to invest, to provide liquidity, to repurchase its shares or for other corporate purposes.

         Future equity issuances may be on terms adverse to its stockholders' interests.

        American Capital may issue equity capital at prices below its net asset value per share with stockholder approval. As of the date of this filing, American Capital does not have such authorization; however, American Capital may seek such approval in the future or American Capital may elect to conduct a rights offering, which would not require stockholder approval under the Investment Company Act. If American Capital issues any shares of its common stock below its net asset value per share, the interests of American Capital's existing stockholders may be diluted. Any such dilution could include a reduction in American Capital's net asset value per share as a result of the issuance of shares at a price below the net asset value per share and a decrease in stockholder's interest in American Capital's earnings and assets and voting interest. As of March 31, 2016, the closing price of American Capital common stock was below its net asset value per share.

        The following table is designed to illustrate the dilutive effect on net asset value per share if American Capital issues shares of common stock below its net asset value per share. The table below reflects net asset value per share diluted for the hypothetical issuance of 50,000,000 shares of common stock (about 22% of outstanding shares as of March 31, 2016), at hypothetical sales prices of 5%, 10%, 15%, 20%, 25% and 50% below the March 31, 2016 net asset value of $20.14 per share.

Assumed sales price per share below net asset value per share(1)	(50)%	(25)%	(20)%	(15)%	(10)%	(5)%
Diluted net asset value per share	$18.30	$19.22	$19.41	$19.59	$19.78	$19.96
% Dilution	(9.2)%	(4.6)%	(3.7)%	(2.7)%	(1.8)%	(0.9)%

(1)
The assumed sales price per share is assumed to be net of any applicable underwriting commissions or discounts.

         The market price of American Capital common stock may fluctuate significantly.

        The market price and marketability of shares of American Capital's securities may from time to time be significantly affected by numerous factors, including many over which American Capital has no control and that may not be directly related to American Capital. These factors include the following:

  •
  price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

  •
  significant volatility in the market price and trading volume of securities of BDCs, financial service companies, asset managers or other companies in American Capital's sector, which is not necessarily related to the operating performance of particular companies;

  •
  changes in laws, regulatory policies, tax guidelines or financial accounting standards, particularly with respect to BDCs;

  •
  changes in American Capital's earnings or variations in operating results;

  •
  announcements with respect to significant transactions, including with respect to the Transactions;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by securities analysts and the market in general;

  •
  decreases in American Capital's net asset value per share;

  •
  general economic trends and other external factors; and

  •
  loss of a major funding source.

        Fluctuations in the trading price of American Capital common stock may adversely affect the liquidity of the trading market for American Capital common stock and, in the event that American Capital seeks to raise capital through future equity financings, American Capital's ability to raise such equity capital.

         American Capital common stock may be difficult to resell.

        Investors may not be able to resell shares of common stock at or above their purchase prices due to a number of factors, including:

  •
  actual or anticipated fluctuation in American Capital's operating results;

  •
  volatility in American Capital's common stock price;

  •
  changes in expectations as to American Capital's future financial performance or changes in financial estimates of securities analysts; and

  •
  departures of key personnel.

         Provisions of American Capital's Charter and Bylaws could deter takeover attempts.

        American Capital's charter and bylaws and the DCGL contain certain provisions that may have the effect of discouraging and delaying or making more difficult a change in control. For example, American Capital is subject to Section 203 of the DCGL, which prohibits business combinations with interested stockholders except in certain cases. The existence of these provisions may negatively impact the price of American Capital common stock and may discourage third party bids. These provisions may also reduce any premiums paid to American Capital's stockholders for shares of American Capital common stock that they own.

Risks Relating to the Transactions

         Because the market price of Ares Capital common stock will fluctuate, American Capital stockholders cannot be sure of the market value of the stock portion of the Ares Capital consideration they will receive until the effective time.

        The exchange ratio of 0.483 of a share of Ares Capital common stock for each share of American Capital common stock was fixed on May 23, 2016, the date of the signing of the merger agreement, and is not subject to adjustment (subject to certain limited exceptions) based on changes in the trading price of Ares Capital or American Capital common stock before the effective time.

        The market value of the stock portion of the merger consideration may vary from the closing price of Ares Capital common stock on the date the Transactions were announced, on the date that this document was mailed to stockholders, on the date of the American Capital annual meeting or the date of the Ares Capital special meeting and on the date the Transactions are completed and thereafter. Any change in the market price of Ares Capital common stock prior to completion of the Transactions will affect the value of the stock portion of the merger consideration that American Capital stockholders will receive upon the completion of the Transactions.

        Accordingly, at the time of their annual meeting, American Capital stockholders will not know or be able to calculate the value of the stock portion of the merger consideration they would receive upon the completion of the Transactions. Neither American Capital nor Ares Capital is permitted to terminate the merger agreement or re-solicit the vote of American Capital's or Ares Capital's stockholders solely because of changes in the market prices of either company's stock. There will be no adjustment to the calculation of the merger consideration for changes in the market price of either shares of Ares Capital common stock or shares of American Capital common stock. Stock price changes may result from a variety of factors, including, among other things:

  •
  changes in the business, operations or prospects of Ares Capital or American Capital;

  •
  the financial condition of current or prospective portfolio companies of Ares Capital or American Capital;

  •
  interest rates or general market or economic conditions;

  •
  market assessments of the likelihood that the Transactions will be completed and the timing of the Transactions; and

  •
  market perception of the future profitability of the combined company.

        See "Special Note Regarding Forward-Looking Statements", "—Risks Relating to Ares Capital—The market price of Ares Capital common stock may fluctuate significantly" and "—Risks Relating to American Capital—The market price of American Capital common stock may fluctuate significantly" for other factors that could cause the price of American Capital and Ares Capital common stock to change.

        These factors are generally beyond the control of either Ares Capital or American Capital. It should be noted that during the 12-month period ending [    •    ], 2016, the closing price per share of Ares Capital common stock varied from a low of $[    •    ] to a high of $[    •    ]. However, historical trading prices are not necessarily indicative of future performance. You should obtain current market quotations for shares of Ares Capital common stock and for shares of American Capital common stock prior to voting your shares.

         Sales of shares of Ares Capital common stock after the completion of the Transactions may cause the market price of Ares Capital common stock to fall.

        Based on the number of outstanding shares of American Capital common stock as of May 23, 2016, Ares Capital would issue approximately 110.8 million shares of Ares Capital common stock pursuant to the merger agreement. Many American Capital stockholders may decide not to hold the shares of Ares Capital common stock they will receive pursuant to the merger agreement. Certain American Capital stockholders, such as funds with limitations on their permitted holdings of stock in individual issuers, may be required to sell the shares of Ares Capital common stock that they receive pursuant to the merger agreement. Such sales of Ares Capital common stock could have the effect of depressing the market price for Ares Capital common stock and may take place promptly following the completion of the Transactions.

         American Capital stockholders and Ares Capital stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Transactions.

        American Capital stockholders will experience a reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective percentage ownership interests in American Capital prior to the Transactions. Consequently, American Capital stockholders should expect to exercise less influence over the management and policies of the combined company following the completion of the Transactions than they currently exercise over the management and policies of American Capital. Ares Capital stockholders will also experience a reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective ownership interests in Ares Capital prior to the Transactions. Consequently, Ares Capital stockholders should expect to exercise less influence over the management and policies of the combined company following the completion of the Transactions than they currently exercise over the management and policies of Ares Capital.

        If the Transactions are completed, based on the number of shares of Ares Capital common stock issued and outstanding on the date hereof, Ares Capital stockholders will own approximately 74% of the combined company's outstanding common stock and American Capital stockholders will own approximately 26% of the combined company's outstanding common stock. In addition, both prior to and after completion of the Transactions, subject to certain restrictions in the merger agreement, Ares Capital may issue additional shares of common stock (including, subject to certain restrictions under the Investment Company Act and the merger agreement, at prices below Ares Capital common stock's then current net asset value per share), all of which would further reduce the percentage ownership of the combined company held by former American Capital stockholders and current Ares Capital stockholders. In addition, the issuance or sale by Ares Capital of shares of its common stock at a discount to net asset value poses a risk of dilution to stockholders.

         Ares Capital may be unable to realize the benefits anticipated by the Transactions, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits.

        The realization of certain benefits anticipated as a result of the Transactions will depend in part on the integration of American Capital's investment portfolio with Ares Capital's investment portfolio and the integration of American Capital's business with Ares Capital's business. There can be no assurance that American Capital's investment portfolio or business can be operated profitably or integrated successfully into Ares Capital's investment portfolio or business in a timely fashion or at all. The dedication of management resources to such integration may detract attention from the day-to-day business of Ares Capital and there can be no assurance that there will not be substantial costs associated with the transition process or there will not be other material adverse effects as a result of these integration efforts. Such effects, including but not limited to, incurring unexpected costs or delays in connection with such integration and failure of American Capital's investment portfolio to perform as expected, could have a material adverse effect on the financial results of the combined company.

        In connection with the Transactions, Ares Capital Management has agreed to (1) provide $275 million of cash consideration, or $1.20 per share of American Capital common stock, payable to American Capital stockholders in accordance with the terms and conditions set forth in the merger agreement at the effective time and (2) waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the Transactions, the lesser of (A) $10 million of the income based fees and (B) the amount of income based fees for such quarter, in each case, to the extent earned and payable by Ares Capital in such quarter pursuant to and as calculated under its investment advisory and management agreement.

        Ares Capital also expects to achieve certain cost savings and synergies from the Transactions when the two companies have fully integrated their portfolios. It is possible that the estimates of the potential cost savings and synergies could turn out to be incorrect. As is shown in more detail in "Comparative Fees and Expenses," based on the assumptions described in that section (and without giving effect to such synergies and cost savings), following the completion of the Transactions, annual expenses as a percentage of consolidated net assets attributable to common stock is estimated to increase for Ares Capital stockholders on a pro forma combined basis. In addition, the cost savings and synergies estimates also assume Ares Capital's ability to combine the investment portfolios and businesses of Ares Capital and American Capital in a manner that permits those cost savings and synergies to be fully realized. If the estimates turn out to be incorrect or Ares Capital is not able to successfully combine the investment portfolios and businesses of the two companies, the anticipated cost savings and synergies may not be fully realized or realized at all or may take longer to realize than expected.

         American Capital's and Ares Capital's inability to obtain consents with respect to certain investment funds managed by ACAM and its subsidiaries representing at least 75% of the aggregate assets under management of such funds as of March 31, 2016 could delay or prevent the completion of the Transactions.

        Under the merger agreement, Ares Capital's and American Capital's obligation to complete the Transactions is subject to the prior receipt of consents required to be obtained from certain investment funds managed by ACAM with respect to aggregate assets under management of such consenting funds representing at least 75% of the aggregate assets under management of all such funds as of March 31, 2016 and approvals and consents required to be obtained from other third parties.

        Although American Capital and Ares Capital expect that all such approvals and consents will be obtained and remain in effect and all conditions related to such consents will be satisfied, if they are not, the closing of the Transactions could be significantly delayed or the Transactions may not occur at all.

         The Transactions may trigger certain "change of control" provisions and other restrictions in contracts of American Capital, Ares Capital or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined company.

        Certain agreements of American Capital and Ares Capital or their affiliates, including with respect to certain funds managed by ACAM and its affiliates, will or may require the consent or waiver of one or more counter-parties in connection with the Transactions. The failure to obtain any such consent or waiver may permit such counter-parties to terminate, or otherwise increase their rights or the combined company's obligations under, any such agreement because the Transactions may violate an anti-assignment, change of control or other provision relating to any of such transactions. If this happens, Ares Capital may have to seek to replace such an agreement with a new agreement or seek an amendment to such agreement. American Capital and Ares Capital cannot assure you that Ares Capital will be able to replace or amend any such agreement on comparable terms or at all.

        If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, any of these agreements could adversely affect the financial performance or results of operations of the combined company following the completion of the Transactions, including preventing Ares Capital from operating a material part of American Capital's business.

        In addition, the completion of the Transactions may violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under agreements of American Capital or Ares Capital. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Transactions.

         Litigation filed against American Capital and its board of directors, Ares Capital, and certain parties to the merger agreement, could prevent or delay the completion of the mergers or result in the payment of damages following completion of the mergers.

        American Capital and Ares Capital are aware that two lawsuits have been filed by stockholders of American Capital challenging the mergers. Each of these suits is filed as a stockholder class action. These actions assert claims against the members of American Capital's board of directors and American Capital alleging that the merger agreement is the product of a flawed sales process and that American Capital's directors breached their fiduciary duties by facilitating the acquisition of American Capital by Ares Capital for inadequate consideration and agreeing to lock up the Transaction with deal protection devices that preclude other bidders from making a successful competing offer for American Capital. The lawsuits also claim that American Capital, ACAM, ACMM, AGNC, Ares Capital and certain affiliates of Ares Capital aided and abetted the directors' alleged breaches of fiduciary duties. The lawsuits demand, among other things, a preliminary and permanent injunction enjoining the mergers and rescinding the transaction or any part thereof that may be implemented. These legal proceedings could delay or prevent the Transactions from becoming effective within the agreed upon timeframe or at all, and, if the mergers are completed, may be material to the results of operations, cash flows or financial condition of the combined company. It is possible that third parties could try to seek to impose liability against the combined company in connection with this matter or other potential legal proceedings.

         The opinions obtained by American Capital and Ares Capital from their respective financial advisors will not reflect changes in circumstances between signing the merger agreement and completion of the Transactions.

        Neither American Capital nor Ares Capital has obtained updated opinions as of the date of this document from their respective financial advisors and neither anticipates obtaining updated opinions prior to the effective time. Changes in the operations and prospects of American Capital or Ares Capital, general market and economic conditions and other factors that may be beyond the control of American Capital or Ares Capital, and on which their respective financial advisors' opinions were based, may significantly alter the value of American Capital or the prices of shares of Ares Capital common stock or American Capital common stock by the time the Transactions are completed. The opinions do not speak as of the time the Transactions will be completed or as of any date other than the date of such opinions. Because neither American Capital nor Ares Capital currently anticipates asking their respective financial advisors to update their opinions, the opinions will not address the fairness of the Aggregate Per Share Consideration paid by Ares Capital to American Capital stockholders or the Ares Capital consideration, respectively, from a financial point of view at the time the Transactions are completed. The recommendations of the boards of directors of American Capital and Ares Capital that their respective stockholders vote "FOR" the approval of the matters described in this document are made as of the date of this document. For a description of the opinions that American Capital received from its financial advisors, see "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Opinion of Financial Advisors to the American Capital Board of Directors." For a description of the opinion that Ares Capital received from its financial advisors, see "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Opinion of Financial Advisors to the Ares Capital Board of Directors."

         If the Transactions do not close, neither Ares Capital nor American Capital will benefit from the expenses incurred in its pursuit.

        The Transactions may not be completed. If the Transactions are not completed, Ares Capital and American Capital will have incurred substantial expenses for which no ultimate benefit will have been received. Both companies have incurred out-of-pocket expenses in connection with the Transactions for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Transactions are not completed.

         Termination of the merger agreement could negatively impact American Capital and Ares Capital.

        If the merger agreement is terminated, there may be various consequences, including:

  •
  American Capital's and Ares Capital's businesses may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Transactions, without realizing any of the anticipated benefits of completing the Transactions;

  •
  the market price of American Capital common stock and Ares Capital common stock might decline to the extent that the market price prior to termination reflects a market assumption that the Transactions will be completed;

  •
  in the case of American Capital, it may not be able to find a party willing to pay an equivalent or more attractive price than the price Ares Capital has agreed to pay in the Transactions; and

  •
  the payment of any termination fee or reverse termination fee or reimbursement of the counterparties' fees and expenses, if required under the circumstances, could adversely affect the financial condition and liquidity of American Capital or Ares Capital.

         Under certain circumstances, American Capital and Ares Capital are obligated to pay each other a termination fee upon termination of the merger agreement.

        No assurance can be given that the Transactions will be completed. The merger agreement provides for the payment by American Capital to Ares Capital of a termination fee of $140 million if the merger agreement is terminated by American Capital or Ares Capital under certain circumstances. If American Capital stockholders do not adopt the merger agreement and the merger agreement is terminated, American Capital will be required to reimburse Ares Capital for its expenses up to $15 million, which amount will reduce, on a dollar for dollar basis, any termination fee that becomes payable by American Capital to Ares Capital. In addition, the merger agreement provides for a payment by Ares Capital to American Capital of a reverse termination fee of $140 million under certain other circumstances. If the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share) does not receive required stockholder and other Investment Company Act approvals, if any, and the merger agreement is terminated, Ares Capital will be required to reimburse American Capital for its expenses up to $15 million, which amount will reduce, on a dollar for dollar basis, any termination fee that becomes payable by Ares Capital to American Capital. See "Description of the Merger Agreement—Termination of the Merger Agreement" for a discussion of the circumstances that could result in the payment of a termination fee.

         The merger agreement limits each of American Capital's and Ares Capital's ability to pursue alternatives to the Transactions; however, in specified circumstances, American Capital or Ares Capital may terminate the merger agreement to accept a superior proposal.

        Under the merger agreement, American Capital and Ares Capital have agreed not to (1) take certain actions to solicit proposals relating to alternative transactions or (2) subject to certain exceptions, including the receipt of a "superior proposal" (as such term is defined in the merger agreement), enter into discussions or an agreement concerning, or provide confidential information in connection with, any proposals for alternative transactions. However, in specified circumstances, American Capital or Ares Capital may terminate the merger agreement to enter into a definitive agreement with respect to a "superior proposal" prior to obtaining approval of the adoption of the merger agreement or the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price that is below its then current net asset value per share), as applicable, from its stockholders, and American Capital or Ares Capital, as applicable, could be required to pay to the other party a termination fee of $140 million.

        Under certain circumstances, upon termination of the merger agreement, American Capital could be required to pay to Ares Capital a termination fee of $140 million or Ares Capital could be required to pay to American Capital a reverse termination fee of $140 million. See "Description of the Merger Agreement—Termination of the Merger Agreement." These provisions, which are typical for transactions of this type, might discourage a potential competing acquiror that might have an interest in acquiring all or a significant part of American Capital from considering or proposing such an acquisition even if such potential competing acquiror were prepared to pay consideration with a higher per share market price than the price per share market price to be paid by Ares Capital pursuant to the merger agreement or might result in a potential competing acquiror proposing to pay a lower per share price to acquire American Capital than it might otherwise have proposed to pay.

         The Transactions are subject to closing conditions, including certain stockholder approvals, that, if not satisfied or waived, will result in the Transactions not being completed, which may result in material adverse consequences to American Capital's business and operations.

        The Transactions are subject to closing conditions, including certain approvals of American Capital's and Ares Capital's respective stockholders that, if not satisfied, will prevent the Transactions from being completed. The closing condition that American Capital stockholders adopt the merger agreement may not be waived under applicable law and must be satisfied for the Transactions to be completed. American Capital currently expects that all directors and executive officers of American Capital will vote their shares of American Capital common stock in favor of the proposals presented at the American Capital annual meeting required to complete the Transactions. If American Capital stockholders do not adopt the merger agreement and the Transactions are not completed, the resulting failure of the Transactions could have a material adverse impact on American Capital's business and operations. The closing condition that Ares Capital stockholders approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement may not be waived and must be satisfied for the Transactions to be completed. Ares Capital currently expects that all directors and executive officers of Ares Capital will vote their shares of Ares Capital common stock in favor of the proposals presented at the Ares Capital special meeting required to complete the Transactions. If the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price that is below its then current net asset value per share) is not approved and the Transactions are not completed, the resulting failure of the Transactions may, in specified circumstances, result in the payment by Ares Capital to American Capital of a $140 million reverse termination fee.

        In addition to the required approvals of American Capital's and Ares Capital stockholders, the Transactions are subject to a number of other conditions beyond American Capital's control that may prevent, delay or otherwise materially adversely affect its completion. Neither American Capital nor Ares Capital can predict whether and when these other conditions will be satisfied.

         American Capital and Ares Capital may waive one or more conditions to the Transactions without resoliciting stockholder approval.

        Certain conditions to American Capital's and Ares Capital's obligations to complete the Transactions may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by agreement of American Capital and Ares Capital. In the event that any such waiver does not require resolicitation of stockholders, the parties to the merger agreement will have the discretion to complete the Transactions without seeking further stockholder approval. The conditions requiring the approval of American Capital's and Ares Capital's stockholders, however, cannot be waived.

         Certain persons related to American Capital have interests in the Transactions that differ from the interests of American Capital stockholders.

        Certain persons related to American Capital have financial interests in the Transactions that are different from, or in addition to, the interests of American Capital stockholders. The members of the American Capital board of directors were aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the Transactions and in recommending to American Capital's stockholders that the merger agreement be adopted. These interests are described in more detail in the section of this document entitled "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Interests of Certain Persons Related to American Capital in the Transactions."

         American Capital will be subject to business uncertainties and contractual restrictions while the Transactions are pending.

        Uncertainty about the effect of the Transactions may have an adverse effect on American Capital and, consequently, on the combined company following completion of the Transactions. These uncertainties may impair American Capital's ability to retain and motivate key personnel until the Transactions are completed and could cause those that deal with American Capital to seek to change their existing business relationships with American Capital. Retention of certain employees may be challenging during the pendency of the Transactions, as certain employees may experience uncertainty about their future following completion of the Transactions. If key American Capital employees depart because of issues relating to the uncertainty and difficulty of integration or a desire not to remain affiliated with the combined company following completion of the Transactions, the combined company's business following the completion of the Transactions could be harmed. In addition, the merger agreement restricts American Capital from taking actions that it might otherwise consider to be in its best interests. These restrictions may prevent American Capital from pursuing certain business opportunities that may arise prior to the completion of the Transactions. In addition, if the merger agreement is terminated and prior to the termination, American Capital loses key personnel, the business of American Capital could be harmed. Please see the section entitled "Description of the Merger Agreement—Conduct of Business Pending Completion of the Transactions" for a description of the restrictive covenants to which American Capital is subject.

         The shares of Ares Capital common stock to be received by American Capital stockholders as a result of the Transactions will have different rights associated with them than shares of American Capital common stock currently held by them.

        The rights associated with American Capital common stock are different from the rights associated with Ares Capital common stock. See the section of this document entitled "Comparison of Stockholder Rights."

         The market price of Ares Capital common stock after the completion of the Transactions may be affected by factors different from those affecting American Capital common stock or Ares Capital common stock currently.

        The businesses of Ares Capital and American Capital differ in some respects and, accordingly, the results of operations of the combined company and the market price of Ares Capital common stock after the completion of the Transactions may be affected by factors different from those currently affecting the independent results of operations of each of Ares Capital and American Capital. These factors include:

  •
  greater number of shares outstanding;

  •
  different composition of stockholder base;

  •
  different portfolio composition and asset management activities;

  •
  different management structure; and

  •
  different asset allocation and capitalization.

        Accordingly, the historical trading prices and financial results of Ares Capital and American Capital may not be indicative of these matters for the combined company following the completion of the Transactions. For a discussion of the business of Ares Capital and of certain factors to consider in connection with its business, see "Business of Ares Capital." For a discussion of the business of American Capital and of certain factors to consider in connection with its business, see "Business of American Capital."

 COMPARATIVE FEES AND EXPENSES

        The following tables are intended to assist you in understanding the costs and expenses that an investor in the common stock of American Capital and Ares Capital bears directly or indirectly and, based on the assumptions set forth below, the pro forma costs and expenses that an investor in the combined company following the completion of the Transactions may bear directly or indirectly. American Capital and Ares Capital caution you that some of the percentages indicated in the tables below are estimates and may vary. Except where the context suggests otherwise, whenever this document contains a reference to fees or expenses paid or to be paid by "you," "American Capital" or "Ares Capital," stockholders will indirectly bear such fees or expenses as investors in American Capital or Ares Capital, as applicable.

	American Capital		Ares Capital		Pro Forma Combined(1)
Stockholder transaction expenses (as a percentage of offering price)
Sales load paid by American Capital and Ares Capital	None	(2)	None	(2)	None	(2)
Offering expenses borne by American Capital and Ares Capital	None	(2)	None	(2)	None	(2)
Dividend reinvestment plan expenses	None	(3)	None	(3)	None	(3)

Total stockholder transaction expenses paid by American Capital and Ares Capital	None		None		None

	American Capital	Ares Capital	Pro Forma Combined(1)
Estimated annual expenses (as a percentage of consolidated net assets attributable to common stock):(4)(5)
Base management fees(6)	—	2.71%	2.78%
Income based fees and capital gains incentive fees(7)	—	2.33%	1.33%
Interest payments on borrowed funds(8)	1.32%	3.89%	3.64	%(9)
Other expenses(10)	6.14%	1.24%	2.64%
Acquired fund fees and expenses(11)	0.00%	0.00%	0.00%

Total annual expenses (estimated)(12)	7.46%	10.17%	10.39%

(1)
See the unaudited pro forma condensed consolidated financial information and explanatory notes included elsewhere in this document for more information illustrating the effect of the mergers on Ares Capital's financial position and results of operations based upon Ares Capital's and American Capital's respective historical financial positions and results of operations.

(2)
Purchases of shares of common stock of American Capital or Ares Capital on the secondary market are not subject to sales charges, but may be subject to brokerage commissions or other charges. The table does not include any sales load (underwriting discount or commission) that stockholders may have paid in connection with their purchase of shares of American Capital or Ares Capital common stock.

(3)
The expenses of the dividend reinvestment plan are included in "Other expenses."

(4)
"Consolidated net assets attributable to common stock" equals stockholders' equity at March 31, 2016. For Pro Forma Combined, the stockholders' equity for Pro Forma Combined as of March 31, 2016 was used from the pro forma information included elsewhere in this document.

(5)
American Capital does not have an investment adviser and is internally managed by its management team under the supervision of its board of directors. Therefore, American Capital pays operating costs associated with employing a management team and investment professionals instead of paying investment advisory fees. As a result, the estimate of the annual expenses American Capital incurs in connection with the employment of such employees is included in the line item "Other expenses" and, accordingly, any comparison of the individual items of American Capital and Ares Capital set forth under "Estimated annual expenses" above may not be informative because American Capital is internally managed and Ares Capital is externally managed. The pro forma combined company estimated annual expenses are consistent with the information presented in the unaudited pro forma condensed consolidated financial statements included in this document. See "Unaudited Selected Pro Forma Consolidated Financial Data."

(6)
Ares Capital is externally managed by its investment adviser, Ares Capital Management. Following completion of the Transactions, the combined company will continue to be externally managed by Ares Capital Management and the pro forma combined company management fee has been calculated in a manner consistent with Ares Capital's investment advisory and management agreement. Ares Capital's base management fee is currently 1.5% of its total assets (other than cash and cash equivalents) (which includes assets purchased with borrowed amounts). Ares Capital's base management fee has been estimated by multiplying its total assets as of March 31, 2016 (assuming it maintains no cash or cash equivalents) by 1.5%. The 2.71% and 2.78% reflected on the table are higher than 1.5% because they are calculated on Ares Capital's and the pro forma combined company's net assets, respectively, as of March 31, 2016 (rather than its total assets). See "Management of Ares Capital—Investment Advisory and Management Agreement."

(7)
This item represents Ares Capital's investment adviser's income based fees and capital gains incentive fees estimated by annualizing income based fees for the three months ended March 31, 2016 and the capital gains incentive fee expense accrued in accordance with U.S. generally accepted accounting principles ("GAAP") for the three months ended March 31, 2016, even though no capital gains incentive fee was actually payable under the investment advisory and management agreement as of March 31, 2016.

GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Company Act or Ares Capital's investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains incentive fee actually payable under the investment advisory and management agreement plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires Ares Capital to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual capital gains incentive fees paid or capital gains incentive fees accrued under GAAP in all prior periods. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future or that the amount accrued for will ultimately be paid.

For purposes of this table, Ares Capital has assumed that these fees will be payable (in the case of the capital gains incentive fee) and that they will remain constant, although they are based on Ares Capital's performance and will not be paid unless Ares Capital achieves certain goals. For more detailed information on the calculation of Ares Capital's income based fees and capital gains incentive fees, please see below. The pro forma combined company's income based fees and capital gains incentive fees have been calculated in a manner consistent with Ares Capital's investment advisory and management agreement. For more detailed information about income based fees and capital gains incentive fees previously incurred by Ares Capital, please see Note 3 to its consolidated financial statements for the year ended December 31, 2015 and the three months ended March 31, 2016.
  Income based fees are payable quarterly in arrears in an amount equal to 20% of Ares Capital's pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 1.75% quarterly (7.0% annualized) hurdle rate and a "catch-up" provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, Ares Capital's investment adviser receives no income based fees until Ares Capital's net investment income equals the hurdle rate of 1.75% but then receives, as a "catch-up," 100% of Ares Capital's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.1875% in any calendar quarter, Ares Capital's investment adviser will receive 20% of Ares Capital's pre-incentive fee net investment income as if a hurdle rate did not apply.
  Ares Capital's investment adviser has agreed to waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the Transactions, the lesser of (1) $10 million of the income based fees and (2) the amount of income based fees for such quarter, in each case, to the extent earned and payable by Ares Capital in such quarter pursuant to and as calculated under Ares Capital's investment advisory and management agreement.
  Capital gains incentive fees are payable annually in arrears in an amount equal to 20% of Ares Capital's realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of capital gains incentive fees paid in all prior years.
  Ares Capital will defer cash payment of any income based fees and capital gains incentive fees otherwise earned by Ares Capital's investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (1) Ares Capital's aggregate distributions to its stockholders and (2) Ares Capital's change in net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period) is less than 7.0% of Ares Capital's net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred income based fees and capital gains incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under the investment advisory and management agreement. These calculations will be adjusted for any share issuances or repurchases. See "Management of Ares Capital—Investment Advisory and Management Agreement."

(8)
"Interest payments on borrowed funds" represents interest expenses estimated by annualizing actual interest and credit facility expenses incurred for the three months ended March 31, 2016. During the three months ended March 31, 2016, American Capital's average outstanding borrowings were approximately $1.0 billion and cash paid for interest expense was $17.4 million and Ares Capital's average outstanding borrowings were approximately $4.1 billion and cash paid for interest expense was $57.6 million. American Capital had outstanding borrowings of approximately $0.9 billion (with a carrying value of approximately $0.9 billion) as of March 31, 2016. Ares Capital had outstanding borrowings of approximately $4.1 billion (with a carrying value of approximately $4.0 billion) as of March 31, 2016. The amount of leverage that American Capital or Ares Capital may employ at any particular time will depend on, among other things, American Capital and Ares Capital's boards of directors' and, in the case of Ares Capital, its investment adviser's assessment of market and other factors at the time of any proposed borrowing. See "Risk Factors—Risks Relating to Ares Capital—Ares Capital borrows money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with Ares

  Capital." See "Risk Factors—Risks Relating to American Capital—American Capital may incur debt that could increase stockholder investment risks."

(9)
Includes certain transactions that are reflected in the pro forma combined company's interest and credit facility fees for the three months ended March 31, 2016, as described in more detail in "Unaudited Pro Forma Condensed Consolidated Financial Statements."

(10)
Includes overhead expenses, including, in the case of Ares Capital, payments under its administration agreement based on its allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under such administration agreement, and income taxes. In the case of American Capital, such expenses are based on annualized employee, employee stock options and administrative expenses for the three months ended March 31, 2016. In the case of Ares Capital, such expenses are estimated by annualizing "Other expenses" for the three months ended March 31, 2016. See "Management of Ares Capital—Administration Agreement." In the case of Ares Capital and American Capital, "Other expenses" excludes any actual expenses incurred related to the mergers for the three months ended March 31, 2016. For the pro forma combined company, "Other expenses" were based on the annualized amounts reflected in the unaudited pro forma condensed consolidated financial statements for the three months ended March 31, 2016. Ares Capital expects that the combined company will achieve certain synergies and cost savings following completion of the Transactions and accordingly believes that estimated total pro forma combined other expenses will be lower than reflected (similar to or lower than Ares Capital's historical other expenses) if such synergies and cost savings are achieved. The holders of shares of American Capital and Ares Capital common stock (and not the holders of their debt securities or preferred stock, if any) indirectly bear the cost associated with their annual expenses.

(11)
With respect to "Acquired fund fees and expenses," American Capital and Ares Capital stockholders indirectly bear the expenses of underlying funds or other investment vehicles that would be investment companies under section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the Investment Company Act in which American Capital or Ares Capital invests. Such underlying funds or other investment vehicles are referred to in this document as "Acquired Funds." This amount includes the estimated annual fees and expenses of Acquired Funds as of March 31, 2016. Certain of these Acquired Funds are subject to management fees, which generally range from 1% to 2.5% of total net assets, or incentive fees, which generally range between 15% to 25% of net profits. When applicable, fees and expenses estimates are based on historic fees and expenses for the Acquired Funds. For those Acquired Funds with little or no operating history, fees and expenses are based on expected fees and expenses stated in the Acquired Funds' offering memorandum, private placement memorandum or other similar communication without giving effect to any performance. Future fees and expenses for these Acquired Funds may be substantially higher or lower because certain fees and expenses are based on the performance of the Acquired Funds, which may fluctuate over time.

(12)
"Total annual expenses" as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. American Capital and Ares Capital borrow money to leverage and increase their total assets. The SEC requires that the "Total annual expenses" percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period), rather than the total assets, including assets that have been funded with borrowed monies.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in American Capital, Ares Capital or, following the completion of the Transactions, the combined company's common stock. In calculating the following expense amounts, each of American Capital and Ares Capital has assumed that it would have no additional leverage, that none of its assets are cash or cash equivalents and that its annual operating expenses would remain at the levels set forth in the tables above. Income based fees and the capital gains fees under Ares Capital's investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown below, are not included in the example, except as specifically set forth below. Transaction expenses related to the Transactions are not included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return in(1):
American Capital	$86	$252	$409	$764
Ares Capital	$90	$262	$422	$774
The pro forma combined company following the completion of the Transactions	$116	$329	$517	$894

(1)
The above illustration assumes that American Capital, Ares Capital and, following the completion of the Transactions, the combined company will not realize any capital gains computed net of all realized capital losses and has no unrealized capital depreciation and a 5% annual return resulting entirely from net realized capital gains and not otherwise deferrable under the terms of the investment advisory and management agreement and therefore subject to the capital gains incentive fee.

        The foregoing tables are to assist you in understanding the various costs and expenses that an investor in American Capital, Ares Capital or, following the completion of the Transactions, the combined company's common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, performance will vary and may result in a return greater or less than 5%. If Ares Capital were to achieve sufficient returns on its investments, including through the realization of capital gains, to trigger income based fees or capital gains incentive fees of a material amount, its expenses, and returns to its investors, would be higher.

        In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if Ares Capital's board of directors authorizes and Ares Capital declares a cash dividend, participants in its dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of its common stock determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of Ares Capital common stock at the close of trading on the valuation date for the dividend. See "Ares Capital Dividend Reinvestment Plan" for additional information regarding Ares Capital's dividend reinvestment plan.

This example and the expenses in the tables above should not be considered a representation of American Capital, Ares Capital or, following the completion of the Transactions, the combined company's future expenses as actual expenses (including the cost of debt, if any, and other expenses) that it may incur in the future and such actual expenses may be greater or less than those shown.

 SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF AMERICAN CAPITAL

        The following selected financial and other data as of and for the years ended December 31, 2015, 2014, 2013, 2012 and 2011 are derived from American Capital's consolidated financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm whose report thereon is included elsewhere in this document. The selected financial and other data as of and for the three months ended March 31, 2016 and March 31, 2015 and other quarterly financial information is derived from American Capital's unaudited consolidated financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the three months ended March 31, 2016 are not necessarily indicative of the results that may be expected for the year ending December 31, 2016. The data should be read in conjunction with American Capital's consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations of American Capital" and "Senior Securities of American Capital," which are included elsewhere in this document.

 AMERICAN CAPITAL, LTD.
SELECTED CONSOLIDATED FINANCIAL DATA
As of and For the Three Months Ended March 31, 2016 and March 31, 2015 and
As of and For the Years Ended December 31, 2015, 2014, 2013, 2012 and 2011
(dollar amounts in millions, except per share data and as otherwise indicated)

	As of and For the Three Months Ended March 31,		As of and For the Year Ended December 31,
	2016	2015	2015	2014	2013	2012	2011
	(unaudited)	(unaudited)
Total Operating Revenue	$162	$154	$671	$471	$487	$646	$591
Total Operating Expenses	68	76	293	288	255	263	288

Net Operating Income Before Income Taxes	94	78	378	183	232	383	303
Tax (Provision) Benefit(1)	(20)	(28)	(125)	(66)	(76)	14	145

Net Operating Income ("NOI")	74	50	253	117	156	397	448
Loss on Extinguishment of Debt, Net of Tax	—	—	—	—	—	(3)	—
Net Realized (Loss) Gain, Net of Tax(1)	(88)	(213)	(627)	152	(55)	(270)	(310)

Net Realized (Loss) Earnings	(14)	(163)	(374)	269	101	124	138
Net Unrealized (Depreciation) Appreciation, Net of Tax(1)	(66)	178	187	165	83	1,012	836

Net (Decrease) Increase in Net Assets Resulting from Operations ("Net (Loss) Earnings")	$(80)	$15	$(187)	$434	$184	$1,136	$974

Per Share Data:
NOI:
Basic	$0.31	$0.18	$0.95	$0.44	$0.53	$1.24	$1.30
Diluted	$0.31	$0.18	$0.95	$0.42	$0.51	$1.20	$1.26
Net (Loss) Earnings:
Basic	$(0.34)	$0.06	$(0.70)	$1.62	$0.63	$3.55	$2.83
Diluted	$(0.34)	$0.05	$(0.70)	$1.55	$0.61	$3.44	$2.74
Balance Sheet Data:
Total Assets	$5,515	$8,034	$6,240	$7,640	$6,009	$6,319	$5,961
Total Debt	$887	$2,002	$1,253	$1,703	$791	$775	$1,251
Total Stockholders' Equity	$4,480	$5,426	$4,822	$5,472	$5,126	$5,429	$4,563
NAV Per Share	$20.14	$20.12	$19.88	$20.50	$18.97	$17.84	$13.87
Other Data (Unaudited):
Number of Portfolio Companies at Period End	144	424	171	402	132	139	152
New Investments(2)	$132	$952	$3,305	$3,610	$1,107	$719	$317
Realizations(3)	$635	$225	$3,721	$2,765	$1,208	$1,498	$1,066
Weighted Average Effective Interest Rate on Debt Investments at Period End(4)	8.6%	6.6%	8.4%	6.6%	10.0%	11.4%	10.7%
LTM NOI Return on Average Stockholders' Equity(5)	5.5%	3.0%	4.8%	2.2%	2.9%	7.7%	10.7%
LTM Net Realized (Loss) Earnings Return on Average Stockholders' Equity(5)	(4.4)%	1.5%	(7.1)%	5.1%	1.9%	2.4%	3.3%
LTM Net (Loss) Earnings Return on Average Stockholders' Equity(5)	(5.5)%	7.1%	(3.5)%	8.2%	3.4%	22.1%	23.3%
Assets Under Management(6)	$77,440	$91,749	$73,342	$86,422	$93,210	$116,800	$68,106
Earnings Assets Under Management(7)	$19,683	$22,664	$20,711	$22,107	$18,603	$18,642	$13,496

(1)
Beginning in 2011, American Capital was no longer taxed as a RIC under Subchapter M of the Code and instead became subject to taxation as a corporation under Subchapter C of the Code. As a result, American Capital recorded a net deferred tax asset of $428 million in 2011 comprised of a deferred tax benefit of $145 million in NOI, $75 million in net realized (loss) gain and $208 million in net unrealized appreciation.

(2)
New investments include amounts as of the investment dates that are committed.

(3)
Realizations represent cash proceeds received upon the exit of investments including payment of scheduled principal amortization, debt prepayments, proceeds from loan syndications and sales, payment of accrued PIK notes, and dividends and payments associated with accreted original issue discounts ("OID") and sale of equity and other securities.

(4)
Weighted average effective interest rate on debt investments as of period end is computed as (a) annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt investments, divided by (b) total debt investments at amortized cost.

(5)
Return represents net increase or decrease in net assets resulting from operations. Average equity is calculated based on the quarterly stockholders' equity balances.

(6)
Assets under management include both (i) the total assets of American Capital and (ii) the total assets of the funds under management by ACAM, excluding any direct investment American Capital has in those funds.

(7)
Earning assets under management include both (i) the total assets of American Capital and (ii) the total third party earning assets under management by ACAM from which the associated base management fees are calculated, excluding any direct investment American Capital has in those funds.

 AMERICAN CAPITAL
SELECTED QUARTERLY DATA (Unaudited)
(dollar amounts in thousands, except per share data)

2016
Q1
Total operating revenue	$162,198
Net operating income ("NOI")	$74,417
Net increase (decrease) in net assets resulting from operations	$(79,778)
NOI per basic common share(1)	$0.31
NOI per diluted common share(1)	$0.31
Net earnings (loss) per basic common share(2)	$(0.34)
Net earnings (loss) per diluted common share(2)	$(0.34)
Weighted Average Shares Outstanding
Basic	234,990
Diluted	234,990

	2015
	Q4	Q3	Q2	Q1
Total operating revenue	$173,434	$176,175	$167,200	$154,215
Net operating income ("NOI")	$61,941	$74,971	$66,671	$49,876
Net (decrease) increase in net assets resulting from operations	$(226,932)	$(36,785)	$61,932	$15,162
NOI per basic common share(1)	$0.24	$0.28	$0.25	$0.18
NOI per diluted common share(1)	$0.24	$0.28	$0.24	$0.18
Net (loss) earnings per basic common share(2)	$(0.88)	$(0.14)	$0.23	$0.06
Net (loss) earnings per diluted common share(2)	$(0.88)	$(0.14)	$0.22	$0.05
Weighted Average Shares Outstanding
Basic	257,598	267,705	272,433	271,080
Diluted	257,598	267,705	283,433	282,920

	2014
	Q4	Q3	Q2	Q1
Total operating revenue	$158,291	$128,663	$98,818	$84,149
Net operating income ("NOI")	$35,422	$50,995	$25,486	$5,079
Net increase (decrease) in net assets resulting from operations	$37,492	$114,722	$211,711	$69,922
NOI per basic common share(1)	$0.13	$0.19	$0.10	$0.02
NOI per diluted common share(1)	$0.12	$0.18	$0.09	$0.02
Net earnings per basic common share(2)	$0.14	$0.43	$0.80	$0.26
Net earnings per diluted common share(2)	$0.14	$0.41	$0.76	$0.25
Weighted Average Shares Outstanding
Basic	268,964	267,141	266,183	270,668
Diluted	281,106	279,950	278,453	283,424

(1)
Effective October 1, 2014, European Capital's financial results have been consolidated with the financial results of American Capital.

(2)
Quarterly amounts may not equal full-year amounts due to changes in the weighted average shares outstanding.

 SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF ARES CAPITAL

        The following selected financial and other data as of and for the years ended December 31, 2015, 2014, 2013, 2012 and 2011 are derived from Ares Capital's consolidated financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm whose report thereon is included elsewhere in this document. The selected financial and other data as of and for the three months ended March 31, 2016 and March 31, 2015 and other quarterly financial information is derived from Ares Capital's unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the three months ended March 31, 2016 are not necessarily indicative of the results that may be expected for the year ending December 31, 2016. The data should be read in conjunction with Ares Capital's consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations of Ares Capital" and "Senior Securities of Ares Capital," which are included elsewhere in this document.

 ARES CAPITAL AND SUBSIDIARIES
SELECTED FINANCIAL DATA
As of and For the Three Months Ended March 31, 2016 and March 31, 2015, and
As of and For the Years Ended December 31, 2015, 2014, 2013, 2012 and 2011
(dollar amounts in millions, except per share data and as otherwise indicated)

	As of and For the Three Months Ended March 31,		As of and For the Year Ended December 31,
	2016	2015	2015	2014	2013	2012	2011
	(unaudited)	(unaudited)
Total Investment Income	$248.0	$253.2	$1,025.4	$989.0	$881.7	$748.0	$634.5
Total Expenses	130.1	128.0	499.8	532.9	437.2	387.9	344.6

Net Investment Income Before Income Taxes	117.9	125.2	525.6	456.1	444.5	360.1	289.9
Income Tax Expense, Including Excise Tax	5.2	3.5	17.8	18.3	14.1	11.2	7.5

Net Investment Income	112.7	121.7	507.8	437.8	430.4	348.9	282.4

Net Realized and Unrealized Gains (Losses) on Investments, Foreign Currencies, Extinguishment of Debt and Other Assets	18.8	(21.1)	(129.1)	153.2	58.1	159.3	37.1

Net Increase in Stockholders' Equity Resulting from Operations	$131.5	$100.6	$378.7	$591.0	$488.5	$508.2	$319.5

Per Share Data:
Net Increase in Stockholder's Equity Resulting from Operations:
Basic	$0.42	$0.32	$1.20	$1.94	$1.83	$2.21	$1.56
Diluted	$0.42	$0.32	$1.20	$1.94	$1.83	$2.21	$1.56
Cash Dividends Declared and Payable(1)	$0.38	$0.43	$1.57	$1.57	$1.57	$1.60	$1.41
Net Asset Value	$16.50	$16.71	$16.46	$16.82	$16.46	$16.04	$15.34
Total Assets(2)	$9,365.5	$8,878.7	$9,506.8	$9,454.3	$8,093.7	$6,360.6	$5,359.7
Total Debt (Carrying Value)(2)	$3,984.8	$3,390.4	$4,113.9	$3,881.0	$2,938.5	$2,155.3	$2,045.9
Total Debt (Principal Amount)	$4,062.6	$3,499.6	$4,196.6	$3,999.3	$3,078.8	$2,293.8	$2,170.5
Total Stockholders' Equity	$5,179.9	$5,255.4	$5,173.3	$5,283.7	$4,904.4	$3,988.3	$3,147.3
Other Data:
Number of Portfolio Companies at Period End(3)	220	201	218	205	193	152	141
Principal Amount of Investments Purchased	$498.3	$577.7	$3,905.0	$4,534.3	$3,493.2	$3,161.6	$3,239.0
Principal Amount of Investments Sold and Repayments	$483.4	$1,084.0	$3,651.3	$3,212.8	$1,801.4	$2,482.9	$2,468.2
Total Return Based on Market Value(4)	6.8%	12.8%	1.3%	(3.3)%	10.5%	23.6%	2.3%
Total Return Based on Net Asset Value(5)	2.5%	1.9%	7.2%	11.8%	11.4%	14.3%	10.5%
Weighted Average Yield of Debt and Other Income Producing Securities at Fair Value(6):	10.3%	10.5%	10.3%	10.1%	10.4%	11.3%	12.0%
Weighted Average Yield of Debt and Other Income Producing Securities at Amortized Cost(6):	10.1%	10.5%	10.1%	10.1%	10.4%	11.4%	12.1%

(1)
Includes an additional dividend of $0.05 per share paid in the three months ended March 31, 2015, an additional dividend of $0.05 per share paid in the year ended December 31, 2015, an additional dividend of $0.05 per share paid in the year ended December 31, 2014, an additional dividend of $0.05 per share paid in the year ended

  December 31, 2013 and additional dividends of $0.10 per share in the aggregate paid in the year ended December 31, 2012.

(2)
Certain prior year amounts have been reclassified to conform to the 2016 presentation. In particular, unamortized debt issuance costs were previously included in other assets and were reclassified to long-term debt as a result of the adoption of Accounting Standards Update ("ASU") 2015-03, Interest-Imputation of Interest (Topic 835): Simplifying the Presentation of Debt Issuance Costs during the first quarter of 2016.

(3)
Includes commitments to portfolio companies for which funding had yet to occur.

(4)
For the three months ended March 31, 2016, the total return based on market value equaled the increase of the ending market value at March 31, 2016 of $14.84 per share from the ending market value at December 31, 2015 of $14.25 per share plus the declared and payable dividends of $0.38 per share for the three months ended March 31, 2016, divided by the market value at December 31, 2015. For the three months ended March 31, 2015, the total return based on market value equaled the increase of the ending market value at March 31, 2015 of $17.17 per share from the ending market value at December 31, 2014 of $15.61 per share plus the declared and payable dividends of $0.43 per share for the three months ended March 31, 2015, divided by the market value at December 31, 2014. For the year ended December 31, 2015, the total return based on market value equaled the decrease of the ending market value at December 31, 2015 of $14.25 per share from the ending market value at December 31, 2014 of $15.61 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2015, divided by the market value at December 31, 2014. For the year ended December 31, 2014, the total return based on market value equaled the decrease of the ending market value at December 31, 2014 of $15.61 per share from the ending market value at December 31, 2013 of $17.77 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2014, divided by the market value at December 31, 2013. For the year ended December 31, 2013, the total return based on market value equaled the increase of the ending market value at December 31, 2013 of $17.77 per share from the ending market value at December 31, 2012 of $17.50 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2013, divided by the market value at December 31, 2012. For the year ended December 31, 2012, the total return based on market value equaled the increase of the ending market value at December 31, 2012 of $17.50 per share from the ending market value at December 31, 2011 of $15.45 per share plus the declared and payable dividends of $1.60 per share for the year ended December 31, 2012, divided by the market value at December 31, 2011. For the year ended December 31, 2011, the total return based on market value equaled the decrease of the ending market value at December 30, 2011 of $15.45 per share from the ending market value at December 31, 2010 of $16.48 per share plus the declared and payable dividends of $1.41 per share for the year ended December 31, 2011, divided by the market value at December 31, 2010. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
For the three months ended March 31, 2016, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $0.38 per share for the three months ended March 31, 2016, divided by the beginning net asset value for the period. For the three months ended March 31, 2015, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $0.43 per share for the three months ended March 31, 2015, divided by the beginning net asset value for the period. For the year ended December 31, 2015, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2015, divided by the beginning net asset value. For the year ended December 31, 2014, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2014, divided by the beginning net asset value for the period. For the year ended December 31, 2013, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2013, divided by the beginning net asset value for the period. For the year ended December 31, 2012, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.60 per share for the year ended December 31, 2012 divided by the beginning net asset value for the period. For the year ended December 31, 2011, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.41 per share for the year ended December 31, 2011 divided by the beginning net asset value for the period. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan and the issuance of common stock in connection with any equity offerings and the equity components of any convertible notes issued during the period. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(6)
"Weighted average yield of debt and other income producing securities" is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on accruing debt and other income producing securities, divided by (b) the total accruing debt and other income producing securities at amortized cost or at fair value as applicable.

 ARES CAPITAL
SELECTED QUARTERLY DATA (Unaudited)
(dollar amounts in thousands, except per share data)

2016
Q1
Total investment income	$248,050
Net investment income before net realized and unrealized gains (losses) and income based fees and capital gains incentive fees	$145,614
Income based fees and capital gains incentive fees	$32,884
Net investment income before net realized and unrealized gains (losses)	$112,730
Net realized and unrealized gains (losses)	$18,811
Net increase in stockholders' equity resulting from operations	$131,541
Basic and diluted earnings per common share	$0.42
Net asset value per share as of the end of the quarter	$16.50

	2015
	Q4	Q3	Q2	Q1
Total investment income	$261,676	$260,948	$249,479	$253,247
Net investment income before net realized and unrealized gains (losses) and income based fees and capital gains incentive fees	$150,782	$159,691	$145,134	$146,822
Income based fees and capital gains incentive fees	$3,679	$29,214	$36,631	$25,145
Net investment income before net realized and unrealized gains (losses)	$147,103	$130,477	$108,503	$121,677
Net realized and unrealized gains (losses)	$(132,390)	$(13,618)	$38,019	$(21,101)
Net increase in stockholders' equity resulting from operations	$14,713	$116,859	$146,522	$100,576
Basic and diluted earnings per common share	$0.05	$0.37	$0.47	$0.32
Net asset value per share as of the end of the quarter	$16.46	$16.79	$16.80	$16.71

	2014
	Q4	Q3	Q2	Q1
Total investment income	$270,917	$253,396	$224,927	$239,719
Net investment income before net realized and unrealized gains and income based fees and capital gains incentive fees	$166,532	$149,722	$127,699	$141,589
Income based fees and capital gains incentive fees	$38,347	$44,432	$35,708	$29,253
Net investment income before net realized and unrealized gains	$128,185	$105,290	$91,991	$112,336
Net realized and unrealized gains	$25,202	$72,449	$50,840	$4,656
Net increase in stockholders' equity resulting from operations	$153,387	$177,739	$142,831	$116,992
Basic and diluted earnings per common share	$0.49	$0.57	$0.48	$0.39
Net asset value per share as of the end of the quarter	$16.82	$16.71	$16.52	$16.42

 UNAUDITED SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA

        The following tables set forth unaudited pro forma condensed consolidated financial data for Ares Capital and American Capital as a combined company after giving effect to the mergers. The information as of March 31, 2016 is presented as if the mergers had been completed on March 31, 2016 and after giving effect to the Mortgage Manager Sale and certain other transactions that occurred or are expected to occur subsequent to March 31, 2016 (collectively, the "Other Pro Forma Transactions"). The unaudited pro forma condensed consolidated financial data for the three months ended March 31, 2016 and for the year ended December 31, 2015 are presented as if the mergers and the Other Pro Forma Transactions had been completed on December 31, 2014. Such unaudited pro forma condensed consolidated financial data is based on the historical financial statements of Ares Capital and American Capital from publicly available information and certain assumptions and adjustments as discussed in Note 3 of the accompanying notes to the pro forma condensed consolidated financial statements in the section entitled "Unaudited Pro Forma Condensed Consolidated Financial Statements." In the opinion of management, adjustments necessary to reflect the direct effect of these transactions have been made. The merger of Acquisition Sub with and into American Capital will be accounted for under the acquisition method of accounting as provided by ASC 805-50, Business Combinations-Related Issues. See section entitled "Accounting Treatment" for additional information.

        The unaudited pro forma condensed consolidated financial data should be read together with the respective historical audited and unaudited consolidated financial statements and related notes of American Capital and Ares Capital included in this document. The unaudited pro forma condensed consolidated financial data are presented for illustrative purposes only and do not necessarily indicate what the future operating results or financial position of the combined company will be following completion of the mergers. The unaudited pro forma condensed consolidated financial data does not include adjustments to reflect any cost savings or other operational efficiencies that may be realized as a result of the mergers or any future restructuring or integration expenses related to the mergers. Additionally, the unaudited pro forma condensed consolidated financial data does not include any estimated net increase (decrease) in stockholders' equity resulting from operations or other asset sales and repayments that are not already reflected that may occur between March 31, 2016 and the completion of the mergers.

        Ares Capital and American Capital cannot assure you that the Transactions will be completed as scheduled, or at all. See "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement" for a description of the terms of the Transactions, "Risk Factors—Risks Relating to Ares Capital—Ares Capital may fail to complete the Transactions" for a description of the risks associated with a failure to complete the Transactions and "Risk Factors—Risks Relating to the Transactions" for a description of the risks that the combined company may face if the Transactions are completed.

(dollar amounts in millions)

	For the Three Months Ended March 31, 2016	For the Year Ended December 31, 2015
Total Investment Income	$352	$1,502
Total Expenses	174	730

Net Investment Income Before Taxes	178	772

Income Tax Expense, Including Excise Tax	5	18

Net Investment Income	173	754

Net Realized and Unrealized Losses on Investments, Foreign Currencies and Extinguishment of Debt	(99)	(389)

Net Increase in Stockholders' Equity Resulting from Operations	$74	$365

As of March 31, 2016
Total Assets	$12,516
Total Debt (at Carrying Value)	$5,338
Stockholders' Equity	$6,763

 UNAUDITED PRO FORMA PER SHARE DATA

        The following selected unaudited consolidated pro forma per share information for the three months ended March 31, 2016 and for the year ended December 31, 2015 is presented as if the mergers and the Other Pro Forma Transactions had been completed on December 31, 2014. The unaudited pro forma consolidated net asset value per common share outstanding reflects the mergers and the Other Pro Forma Transactions as if they had been completed on March 31, 2016.

        Such unaudited pro forma consolidated per share information is based on the historical financial statements of Ares Capital and American Capital from publicly available information and certain assumptions and adjustments as discussed in the section entitled "Unaudited Pro Forma Condensed Consolidated Financial Statements." This unaudited pro forma consolidated per share information is provided for illustrative purposes only and is not necessarily indicative of what the operating results or financial position of Ares Capital or American Capital would have been had the mergers and the Other Pro Forma Transactions been completed at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position of the combined company following the completion of the mergers. The following should be read in connection with the section entitled "Unaudited Pro Forma Condensed Consolidated Financial Statements" and other information included in or incorporated by reference into this document.

        Ares Capital and American Capital cannot assure you that the Transactions will be completed as scheduled, or at all. See "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement" for a description of the terms of the Transactions, "Risk Factors—Risks Relating to Ares Capital—Ares Capital may fail to complete the Transactions" for a description of the risks associated with a failure to complete the Transactions and "Risk Factors—Risks Relating to the Transactions" for a description of the risks that the combined company may face if the Transactions are completed.

	As of and For the Three Months Ended March 31, 2016				For the Year Ended December 31, 2015
	Ares Capital	American Capital	Pro forma Consolidated— Ares Capital	Per Equivalent American Capital(3)	Ares Capital	American Capital	Pro forma Consolidated- Ares Capital	Per Equivalent American Capital(3)
Net Increase (Decrease) in Stockholders' Equity Resulting from Operations:
Basic	$0.42	$(0.34)	$0.18	$0.09	$1.20	$(0.70)	$0.86	$0.41
Diluted	$0.42	$(0.34)	$0.18	$0.09	$1.20	$(0.70)	$0.86	$0.41
Cash Dividends Declared(1)	$0.38	$—	$0.38	$0.18	$1.57	$—	$1.57	$0.76
Net Asset Value per Share(2)	$16.50	$20.14	$15.92	$7.69

(1)
The cash dividends declared per share represent the actual dividends declared per share for the period presented. The pro forma consolidated cash dividends declared are the dividends per share as declared by Ares Capital.

(2)
The pro forma consolidated net asset value per share is computed by dividing the pro forma consolidated net assets as of March 31, 2016 by the pro forma consolidated number of shares outstanding.

(3)
The American Capital equivalent pro forma per share amount is calculated by multiplying the pro forma consolidated Ares Capital per share amounts by the common stock exchange ratio of 0.483.

 SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        Some of the statements in this document constitute forward-looking statements, which relate to future events or the future performance or financial condition of Ares Capital, American Capital or, following the completion of the Transactions, the combined company. The forward-looking statements contained in this document involve a number of risks and uncertainties, including statements concerning:

  •
  Ares Capital's, American Capital's or, following the completion of the Transactions, the combined company's, or their portfolio companies', future business, operations, operating results or prospects;

  •
  the return or impact of current and future investments;

  •
  the impact of a protracted decline in the liquidity of credit markets;

  •
  the impact of fluctuations in interest rates;

  •
  the impact of changes in laws or regulations (including the interpretation thereof) governing the operations of Ares Capital, American Capital or, following the completion of the Transactions, the combined company, or the operations of Ares Capital's or American Capital's portfolio companies or the operations of Ares Capital's or American Capital's competitors;

  •
  the valuation of investments in portfolio companies, particularly those having no liquid trading market;

  •
  Ares Capital's, American Capital's or, following the completion of the Transactions, the combined company's ability to recover unrealized losses;

  •
  market conditions and Ares Capital's, American Capital's or, following the completion of the Transactions, the combined company's ability to access debt markets and additional debt and equity capital;

  •
  contractual arrangements and relationships with third parties, including parties to Ares Capital's co-investment programs;

  •
  the general economy and its impact on the industries in which Ares Capital, American Capital or, following the completion of the Transactions, the combined company invests;

  •
  uncertainty surrounding the financial stability of the U.S., the E.U. and China;

  •
  the social, geopolitical, financial, trade and legal implications of Brexit;

  •
  Middle East turmoil and the potential for fluctuating energy prices and its impact on the industries in which Ares Capital, American Capital or, following the completion of the Transactions, the combined company, invest;

  •
  the financial condition of and ability of current and prospective portfolio companies to achieve their objectives;

  •
  expected financings and investments;

  •
  the adequacy of cash resources and working capital;

  •
  the timing, form and amount of any dividend distributions;

  •
  the timing of cash flows, if any, from the operations of portfolio companies;

  •
  the ability of Ares Capital's and, following the completion of the Transactions, the combined company's investment adviser to locate suitable investments and to monitor and administer investments;

  •
  the outcome and impact of any litigation relating to the Transactions;

  •
  the likelihood that the Transactions are completed and the anticipated timing of their completion;

  •
  the period following the completion of the Transactions;

  •
  the ability of Ares Capital's and American Capital's businesses to successfully integrate if the Transactions are completed;

  •
  Ares Capital's, American Capital's or, following the completion of the Transactions, the combined company's ability to successfully complete and integrate any other acquisitions; and

  •
  American Capital's future operating results and business prospects if the Transactions are not completed.

        Words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions identify forward-looking statements, although not all forward-looking statements include these words. Ares Capital's, American Capital's or, following the Transactions, the combined company's actual results and conditions could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this document.

        The forward-looking statements included in this document have been based on information available to Ares Capital and American Capital on the date of this document, as appropriate, and neither Ares Capital nor American Capital assumes any obligation to update any such forward-looking statements. Although neither Ares Capital nor American Capital undertakes any obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that Ares Capital or American Capital may make directly to you or through reports that they have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

        The forward-looking statements in this document are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

 THE ANNUAL MEETING OF AMERICAN CAPITAL

Date, Time and Place of the American Capital Annual Meeting

        The American Capital annual meeting will take place on [    •    ], 2016 at 9:00 a.m., Eastern Time, at the Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland 20814.

        If an American Capital stockholder wishes to attend the American Capital annual meeting in person, American Capital requests that such stockholder register in advance with its Investor Relations department either by email at IR@AmericanCapital.com or by telephone at (301) 951-5917. Attendance at the American Capital annual meeting will be limited to persons presenting proof of stock ownership on the record date and picture identification. If a stockholder holds shares of American Capital common stock directly in such stockholder's name as the stockholder of record, proof of ownership could include a copy of an account statement or a copy of stock certificate(s). If a stockholder holds shares of American Capital common stock through an intermediary, such as a broker, bank or other nominee, proof of stock ownership could include a proxy from such stockholder's broker, bank or other nominee or a copy of a brokerage or bank account statement.

Purpose of the American Capital Annual Meeting

        American Capital stockholders are being asked to consider and vote on the following matters at the American Capital annual meeting:

  1)
  to adopt the merger agreement, which provides for the mergers and certain other transactions as contemplated therein;

  2)
  to approve, on an advisory, non-binding basis, the payment of certain compensation that will or may become payable to American Capital's named executive officers in connection with the adoption of the merger agreement and the completion of the mergers and certain other transactions as contemplated therein;

  3)
  to approve any adjournments of the American Capital annual meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the meeting to adopt the merger agreement;

  4)
  to elect 10 directors to the American Capital board of directors, each to serve a one-year term;

  5)
  to ratify the appointment of Ernst & Young LLP to serve as American Capital's independent public accountant for the year ending December 31, 2016; and

  6)
  to transact such other business as may properly come before the American Capital annual meeting or any adjournments or postponements thereof.

        See "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement," "Description of the Merger Agreement," "American Capital Proposal #4: Election of Directors," and "American Proposal #5: Ratification of Independent Public Accountant" for more information.

THE AMERICAN CAPITAL BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT
DIRECTORS, UNANIMOUSLY RECOMMENDS
THAT AMERICAN CAPITAL STOCKHOLDERS VOTE:

  •
  "FOR" THE ADOPTION OF THE MERGER AGREEMENT, WHICH PROVIDES FOR THE MERGERS AND CERTAIN OTHER TRANSACTIONS AS CONTEMPLATED THEREIN.

  •
  "FOR" THE APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF THE PAYMENT OF CERTAIN COMPENSATION THAT WILL OR MAY BECOME PAYABLE TO AMERICAN CAPITAL'S NAMED EXECUTIVE OFFICERS IN CONNECTION WITH THE ADOPTION OF THE MERGER AGREEMENT AND THE COMPLETION OF THE MERGERS AND CERTAIN OTHER TRANSACTIONS AS CONTEMPLATED THEREIN.

  •
  "FOR" THE APPROVAL OF ANY ADJOURNMENTS OF THE AMERICAN CAPITAL ANNUAL MEETING FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE MEETING TO ADOPT THE MERGER AGREEMENT.

  •
  "FOR" THE ELECTION OF 10 DIRECTORS TO THE AMERICAN CAPITAL BOARD OF DIRECTORS, EACH TO SERVE A ONE-YEAR TERM.

  •
  "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP TO SERVE AS AMERICAN CAPITAL'S INDEPENDENT PUBLIC ACCOUNTANT FOR THE YEAR ENDING DECEMBER 31, 2016.

        The American Capital board of directors does not intend to bring other matters before the American Capital annual meeting except items incidental to the conduct of the meeting. However, on all other matters properly brought before the meeting, or any adjournments or postponements thereof, by the American Capital board of directors or others, the persons named as proxies in the accompanying proxy, or their substitutes, will vote at their discretion.

Quorum and Adjournments

        In order for American Capital to conduct the American Capital annual meeting, holders representing a majority of outstanding shares of American Capital common stock as of [    •    ], 2016, must be present in person or by proxy at the meeting. This is referred to as a quorum. A stockholder's shares of American Capital common stock are counted as present at the meeting if the stockholder attends the meeting and votes in person or properly returns a proxy by internet, telephone or mail. Abstentions and shares of record held by a broker, bank or other nominee ("broker shares") that are voted on any matter are included in determining the number of shares present. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present.

        American Capital stockholders will also be asked to consider the proposal to approve any adjournments of the American Capital annual meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the meeting to adopt the merger agreement. Any such adjournment will only be permitted if approved by a majority of the votes cast on the matter by the holders of shares present in person or by proxy at the American Capital annual meeting, whether or not a quorum exists.

Record Date; Vote Required

  Record Date

        The record date for the American Capital annual meeting is [    •    ], 2016. The record date is established by the American Capital board of directors and only stockholders of record of American Capital at the close of business on the record date are entitled to:

  •
  receive notice of the meeting; and

  •
  vote at the meeting and any adjournments or postponements of the meeting.

        Each stockholder of record of American Capital on the record date is entitled to one vote for each share of American Capital common stock held. On the record date, there were [    •    ] shares of American Capital common stock legally outstanding.

  Vote Required

  •
  American Capital Proposal #1.  American Capital stockholders may vote "FOR" or "AGAINST," or they may "ABSTAIN" from voting on, the proposal to adopt the merger agreement. A majority of the outstanding shares of American Capital common stock entitled to vote on the proposal must vote "FOR" the proposal in order for it to be approved. Because the vote on the proposal is based on the total number of shares outstanding, abstentions and "broker non-votes" will have the same effect as voting "AGAINST" the approval of the proposal.

  •
  American Capital Proposal #2.  American Capital stockholders may vote "FOR" or "AGAINST," or they may "ABSTAIN" from voting on, the proposal. A majority of the votes cast by the holders of American Capital common stock present or represented and entitled to vote at the American Capital annual meeting must vote "FOR" the proposal in order for it to be approved. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

  •
  American Capital Proposal #3.  American Capital stockholders may vote "FOR" or "AGAINST," or they may "ABSTAIN" from voting on, the proposal. A majority of the votes cast by the holders of American Capital common stock present or represented and entitled to vote at the American Capital annual meeting must vote "FOR" the proposal in order for it to be approved. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

  •
  American Capital Proposal #4.  American Capital stockholders may vote "FOR" or "AGAINST," or they may "ABSTAIN" from voting on, the election of each director nominated in American Capital Proposal #4. A majority of the votes cast by the holders of American Capital common stock present or represented and entitled to vote at the American Capital annual meeting must vote "FOR" the election of a director nominee in order for such director nominee to be elected. In the context of the election of 10 directors at the American Capital annual meeting, it will mean that each of the 10 director nominees will be required to receive more votes "FOR" than "AGAINST" to be elected. Abstentions and broker non-votes will have no effect on the outcome of the proposal. As described in more detail under "American Capital board of directors and Governance Matters—Director Resignation Policy," a director nominee who does not receive a majority of the votes cast will be required to tender his or her resignation.

  •
  American Capital Proposal #5.  American Capital stockholders may vote "FOR" or "AGAINST," or they may "ABSTAIN" from voting on, the proposal to ratify the appointment of American Capital's independent auditor. A majority of the votes cast by the holders of American Capital common stock present or represented and entitled to vote at the American Capital annual meeting must vote "FOR" the proposal to ratify the appointment of American Capital's independent auditor in order for the proposal to be approved. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

Voting of Directors, Executive Officers and Elliott

        As of the record date for the American Capital annual meeting, American Capital's directors and executive officers were entitled to vote approximately [    •    ] shares of American Capital common stock, or approximately [    •    ]% of total shares outstanding on that date.

        Elliott and certain of American Capital's directors and executive officers have each entered into voting and support agreements. See "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger

Agreement—Stockholder Voting and Support Agreements" for a description of these agreements. As of the record date for the American Capital annual meeting, Elliott and American Capital's directors and officers who have entered into these agreements were entitled to vote approximately [    •    ] shares of American Capital common stock, or approximately [    •    ]% of total shares outstanding on that date. American Capital currently expects that Elliott and each of these directors and executive officers will vote their shares in favor of the proposals to be presented at the American Capital annual meeting.

Voting of Proxies

        A proxy is a stockholder's legal designation of another person to vote the stock that such stockholder owns. That other person is called a proxy. If a stockholder designates someone as a proxy in a written document, that document also is called a proxy or a proxy card. Samuel A. Flax and John R. Erickson have been designated as proxies by the American Capital board of directors for the American Capital annual meeting.

        All properly executed written proxies, and all properly completed proxies submitted by telephone or by the internet, that are delivered pursuant to this solicitation will be voted at the American Capital annual meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the completion of voting at the meeting.

  Types of Stockholders

        There are two possible ways for stockholders to hold shares of American Capital common stock:

  •
  Stockholders of Record.  If a stockholder's shares of American Capital common stock are registered in such stockholder's name on the books and records of American Capital's transfer agent, then such stockholder is a stockholder of record.

  •
  Stockholders Holding Shares in Street Name.  If a stockholder's shares of American Capital common stock are held through an intermediary in the name of such stockholder's broker, bank or other nominee, such stockholder's shares are held in street name.

        If a stockholder receives more than one proxy card, then such stockholder has multiple accounts with brokers and/or American Capital's transfer agent. All shares of American Capital common stock should be voted. American Capital recommends that American Capital stockholders who receive more than one proxy card contact their broker and/or American Capital's transfer agent to consolidate as many accounts as possible under the same name and address. American Capital's transfer agent is Computershare Investor Services. Computershare's address is P.O. Box 30170 College Station, Texas 77842-3170, and stockholders can reach Computershare at 1-800-733-5001 (from within the United States or Canada) or 781-575-3400 (from outside the United States or Canada).

  Voting Methods

        An American Capital stockholder may submit a proxy or vote shares of American Capital common stock by any of the following methods:

  •
  By Telephone or the Internet.  Stockholders of American Capital can vote their shares of American Capital common stock via telephone or the internet as instructed in the proxy card or the voting instruction form. The telephone and internet procedures are designed to authenticate a stockholder's identity, to allow common stockholders to vote their shares and to confirm that their instructions have been properly recorded.

  •
  By Mail.  Stockholders of American Capital who receive a paper proxy card or voting instruction form or request a paper proxy card or voting instruction form by telephone or internet may elect to vote by mail and should complete, sign and date the proxy card or voting instruction form and mail it in the pre-addressed envelope that accompanies the delivery of the proxy card or voting instruction form. For stockholders of record, proxy cards submitted by mail must be received by the date and time of the American Capital annual meeting. For stockholders who hold their shares through an intermediary, such as a broker, bank or other nominee, the voting instruction form submitted by mail must be mailed by the deadline imposed by such stockholder's broker, bank or other nominee for the shares of American Capital common stock to be voted.

  •
  In Person.  Shares of American Capital common stock held in a stockholder's name as the stockholder of record on the record date for the American Capital annual meeting may be voted by such stockholder in person at the meeting. Shares held beneficially by a stockholder in street name on the record date may be voted by such stockholder in person at the American Capital annual meeting only if such stockholder obtains a legal proxy from the broker, bank or other nominee that holds such stockholder's shares of American Capital common stock giving such stockholder the right to vote the shares and brings that proxy to the meeting.

        For shares held through a benefit or compensation plan or a broker, bank or other nominee, a stockholder may vote by submitting voting instructions to the plan's trustee, broker, bank or nominee.

  Unspecified Proxies

        Stockholders of American Capital should specify their voting choice for each matter on the accompanying proxy for the American Capital annual meeting. If no specific choice is made for one or more matters, proxies that are signed and returned will be voted "FOR" each proposal and "FOR" each nominee for director set forth on the proxy.

  Unreturned Proxies

        It is important that all stockholders vote their shares of American Capital common stock.

        The shares of American Capital common stock held by a stockholder of record will not be voted if such stockholder does not provide a proxy, unless such stockholder votes in person at the American Capital annual meeting.

        The shares of American Capital common stock held by a stockholder who holds shares in street name and who does not provide a signed and dated voting instruction form to such stockholder's broker, bank or other nominee may be voted by such broker, bank or other nominee under a limited number of circumstances. Specifically, under applicable rules, shares held in the name of a broker, bank or other nominee may be voted by a broker, bank or other nominee on certain "routine" matters if a stockholder does not provide voting instructions.

        The only proposal to be voted on at the American Capital annual meeting that is considered a "routine" matter for which brokers, banks or other nominees may vote uninstructed shares is the ratification of the appointment of Ernst & Young LLP as American Capital's independent public accountant.

        The other proposals (specifically, American Capital Proposal #1, American Capital Proposal #2, American Capital Proposal #3 and American Capital Proposal #4) are not considered "routine" under applicable rules, so the broker, bank or other nominee cannot vote American Capital common stock shares on any of those proposals unless a stockholder provides to the broker, bank or other nominee voting instructions for each of these matters. If a stockholder does not provide voting instructions on a matter, that stockholder's shares will not be voted on the matter, which is referred to as a "broker non-vote."

Revocability of Proxies

        The enclosed proxy for the American Capital annual meeting is solicited on behalf of the American Capital board of directors and is revocable at any time prior to the voting of the proxy, by the filing of an instrument revoking it, or a duly executed proxy bearing a later date, with American Capital's Secretary, addressed to American Capital's principal executive offices at 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814. In the event that any American Capital stockholder attends the American Capital annual meeting, such stockholder may revoke such stockholder's proxy and vote personally at the meeting.

Solicitation of Proxies

        American Capital will pay the cost of this solicitation of proxies. In addition to the use of mail, American Capital's officers and employees may solicit proxies in person or by telephone, email or facsimile. Upon request, American Capital will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding American Capital's proxy materials to beneficial owners of American Capital common stock. It is contemplated that additional solicitation of proxies will be made in the same manner under the engagement and direction of Georgeson Inc., 1290 Avenue of the Americas, New York, New York 10104, at an anticipated cost of $[    •    ], plus reimbursement of out-of-pocket expenses.

Independent Tabulator

        American Capital will retain an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results of the American Capital annual meeting.

 THE SPECIAL MEETING OF ARES CAPITAL

Date, Time and Place of the Ares Capital Special Meeting

        The Ares Capital special meeting will take place on [    •    ], 2016 at [    •    ] p.m., Eastern Time, at [    •    ].

Purpose of the Ares Capital Special Meeting

        Ares Capital stockholders are being asked to consider and vote on the following matters at the Ares Capital special meeting:

  •
  a proposal to approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share); and

  •
  a proposal to approve the adjournment of the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Ares Capital special meeting to approve the foregoing proposal.

        See "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement" and "Description of the Merger Agreement."

THE ARES CAPITAL BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT
DIRECTORS, UNANIMOUSLY RECOMMENDS
THAT ARES CAPITAL STOCKHOLDERS VOTE:

  •
  "FOR" THE APPROVAL OF THE ISSUANCE OF THE SHARES OF ARES CAPITAL COMMON STOCK TO BE ISSUED PURSUANT TO THE MERGER AGREEMENT (INCLUDING, IF APPLICABLE, AT A PRICE BELOW ITS THEN CURRENT NET ASSET VALUE PER SHARE).

  •
  "FOR" THE APPROVAL OF THE ADJOURNMENT OF THE ARES CAPITAL SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE ARES CAPITAL SPECIAL MEETING TO APPROVE THE FOREGOING PROPOSAL.

Record Date

        The record date for determination of Ares Capital stockholders entitled to vote at the Ares Capital special meeting is the close of business on [    •    ], 2016. As of [    •    ], 2016, there were [    •    ] shares of Ares Capital common stock outstanding and entitled to vote and held by approximately [    •    ] holders of record.

Quorum and Adjournments

        A quorum is required to be present in order to conduct business at the Ares Capital special meeting. The presence, in person or by proxy, of the holders of shares of common stock of Ares Capital entitled to cast a majority of the votes entitled to be cast will constitute a quorum for the purposes of the Ares Capital special meeting. Proxies properly executed and marked with a positive vote, a negative vote or an abstention will be considered present at the Ares Capital special meeting for purposes of determining whether a quorum is present for the transaction of all business at the Ares Capital special meeting. However, abstentions are not counted as votes cast on the matters to be considered at the Ares Capital special meeting.

        Ares Capital stockholders will also be asked to consider a proposal to adjourn the Ares Capital special meeting for the solicitation of additional votes, if necessary. Any such adjournment will only be permitted if approved by a majority of the votes cast on the matter by the holders of shares present in person or by proxy at the Ares Capital special meeting, whether or not a quorum exists. Abstentions will have no effect on the adjournment vote.

Vote Required

        Each share of Ares Capital common stock has one vote.

        Ares Capital Proposal #1: Issuance of the Shares of Ares Capital Common Stock to be Issued Pursuant to the Merger Agreement (Including, if Applicable, at a Price Below its Then Current Net Asset Value Per Share).

        Ares Capital stockholders may vote "FOR" or "AGAINST," or they may "ABSTAIN" from voting on, Ares Capital Proposal #1 (to approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share)).

        Under NASDAQ Listing Rule 5635(a), stockholder approval is required prior to issuing common stock in connection with the acquisition of the stock or assets of another company, if the potential issuance is equal to 20% or more of the number of shares of common stock or voting power outstanding. The affirmative vote of holders of at least a majority of the total votes cast on the matter at a meeting at which a quorum is present (meaning the number of shares voted "for" a proposal must exceed the number of shares voted "against" such proposal) is required to approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement under NASDAQ Listing Rule 5635(a). Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for such proposal if the shares of Ares Capital common stock to be issued pursuant to the merger agreement are issued at a price that is at or above its then current net asset value per share.

        Under the Investment Company Act, Ares Capital is not permitted to issue common stock at a price below the then current net asset value per share unless such issuance is approved by its stockholders and, in certain cases, its board of directors makes certain determinations. Pursuant to stockholder approval granted at a special meeting of Ares Capital stockholders held on May 12, 2016, Ares Capital currently is permitted to sell or otherwise issue shares of Ares Capital common stock at a price below its then current net asset value per share in an amount up to 25% of its then outstanding shares of Ares Capital common stock, subject to certain limitations and determinations that must be made by Ares Capital's board of directors. Such stockholder approval expires on May 12, 2017. Because the number of shares of Ares Capital common stock to be issued pursuant to the merger agreement is expected to exceed 25% of Ares Capital's then outstanding shares, Ares Capital is seeking stockholder approval to issue the shares of Ares Capital common stock to be issued pursuant to the merger agreement at a price below its then current net asset value per share, if applicable. Ares Capital stockholder approval may be obtained in either of two ways. First, the stock issuance proposal will be approved for purposes of the Investment Company Act if Ares Capital obtains the affirmative vote of (1) a majority of the outstanding shares of Ares Capital common stock and (2) a majority of the outstanding shares of Ares Capital common stock held by persons that are not affiliated persons of Ares Capital. For these purposes, the Investment Company Act defines a "majority of the outstanding shares" as the lesser of (1) 67% or more of the outstanding shares of Ares Capital common stock present or represented by proxy at the Ares Capital special meeting if the holders of more than 50% of the shares of Ares Capital common stock are present or represented by proxy or (2) more than 50% of the outstanding shares of Ares Capital common stock. In order to issue shares at a price below net asset value pursuant to this approval, Ares Capital's board of directors would need to make certain determinations as required under the Investment Company Act. Second, the proposal can also be approved for purposes of the Investment Company Act if it receives approval from a majority of the number of the beneficial holders of Ares Capital common stock, without regard to whether a majority of such shares are voted in favor of the proposal. For purposes of approval under the Investment Company Act, abstentions will have the effect of a vote "against" the proposal. If the shares of Ares Capital common stock to be issued pursuant to the merger agreement are issued at a price that is equal to or above its then current net asset value per share, or if the amount of shares of Ares Capital common stock to be issued pursuant to the merger agreement at a price below then current net asset value does not exceed 25% of Ares Capital's then outstanding shares and Ares Capital's board of directors makes certain determinations as required under the Investment Company Act, no Ares Capital stockholder approval is required under the Investment Company Act for the stock issuance proposal.

  Ares Capital Proposal #2: Adjournment of Special Meeting.

        Ares Capital stockholders may vote "FOR" or "AGAINST," or they may "ABSTAIN" from voting on, Ares Capital Proposal #2 (to approve the adjournment of the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Ares Capital special meeting to approve the Ares Capital Proposal #1). The affirmative vote of holders of at least a "majority" of the votes cast on the matter at a meeting by the holders of shares present in person or by proxy at the Ares Capital special meeting (meaning the number of shares voted "for" a proposal must exceed the number of shares voted "against" such proposal) is required to approve Ares Capital Proposal #2. Ares Capital stockholders present in person or represented by proxy at the Ares Capital special meeting who abstain will have no effect on the vote on the adjournment proposal. Abstentions are not considered votes cast for the foregoing purpose, and will have no effect on the vote for Ares Capital Proposal #2.

Voting of Management

        At the close of business on [    •    ], 2016, Ares Capital's executive officers and directors owned beneficially or of record [    •    ] shares of Ares Capital common stock, representing less than 1% of Ares Capital's outstanding shares of common stock on that date.

        In connection with the merger agreement, on May 23, 2016, American Capital entered into voting and support agreements with certain members of Ares Capital's senior management team and board of directors, pursuant to which such members of senior management and the board of directors, as applicable, agreed to vote their respective shares of Ares Capital common stock in favor of the Transactions. See "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Stockholder Voting and Support Agreements" for more information.

Voting of Proxies

        All shares represented by properly executed proxies received in time for the Ares Capital special meeting will be voted in the manner specified by Ares Capital stockholders giving those proxies. Properly executed proxies that do not contain voting instructions will be voted "FOR" the approval of each matter to be voted on at the Ares Capital special meeting, including approval of Ares Capital Proposal #1 (to approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share)) and approval of Ares Capital Proposal #2 (to approve the adjournment of the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Ares Capital special meeting to approve Ares Capital Proposal #1).

Ares Capital stockholders may also instruct the proxy solicitor on how to cast their vote by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card.

        Under Maryland law and the Ares Capital bylaws, only the matters stated in the notice of special meeting will be presented for action at the Ares Capital special meeting or at any adjournment or postponement of the Ares Capital special meeting.

        If the shares of Ares Capital common stock of an Ares Capital stockholder are held in an account by a broker, bank or other institution or nominee, the institution or nominee will not vote the stockholder's shares unless the stockholder provides instructions to the institution or nominee on how to vote the shares. These Ares Capital stockholders should instruct their institution or nominee how to vote their shares by following the voting instructions provided by each institution or nominee. If the shares of Ares Capital common stock of an Ares Capital stockholder are held in an account by a broker, bank or other institution or nominee, the stockholder may vote such shares at the Ares Capital special meeting only if the stockholder obtains proper written authority from such institution or nominee and presents it at the meeting.

Revocability of Proxies

        Any Ares Capital stockholder "of record" (i.e., a stockholder holding shares directly in the stockholder's name) giving a valid proxy for the Ares Capital special meeting may revoke it before it is exercised by giving a later dated properly executed proxy, by giving notice of revocation to Ares Capital in writing before or at the Ares Capital special meeting by attending the Ares Capital special meeting and voting in person. However, the mere presence at the Ares Capital special meeting by the stockholder does not revoke the proxy. If the stockholder's shares are held in an account by a broker, bank or other institution or nominee, to revoke any voting instructions prior to the time the vote is taken at the Ares Capital special meeting, the stockholder must contact such broker, bank or other institution or nominee to determine how to revoke the stockholder's vote in accordance with the policies of the broker, bank or other institution or nominee a sufficient time in advance of the Ares Capital special meeting.

        Unless revoked as stated above, the shares of Ares Capital common stock represented by valid proxies will be voted on all matters to be acted upon at the Ares Capital special meeting. Ares Capital stockholders may revoke a proxy by any of these methods regardless of the method used to deliver a stockholder's previous proxy.

Solicitation of Proxies

        Ares Capital will bear the cost of solicitation of proxies in the form accompanying this document. The costs and expenses of printing and mailing the registration statement (of which this document forms a part) and all filing and other fees paid to the SEC in connection with the Transactions will be borne by the party incurring such expenses. Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of Ares Capital common stock held of record by such brokers, custodians, nominees and fiduciaries, each of whom Ares Capital will reimburse for its expenses in so doing. In addition to the use of mail, directors, officers and regular employees of Ares Capital's investment adviser or Ares Capital's administrator, without special compensation therefor, may solicit proxies personally or by telephone, electronic mail, facsimile or other electronic means from Ares Capital stockholders.

        Ares Capital has engaged the services of D.F. King & Co., Inc., for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $[    •    ], plus reimbursement of certain expenses and fees for additional services requested. Please note that D.F. King & Co., Inc. may solicit proxies by telephone on behalf of Ares Capital. They will not attempt to influence how Ares Capital stockholders vote their shares of Ares Capital common stock, but only ask that Ares Capital stockholders take the time to authorize their respective proxies. Ares Capital stockholders may also be asked if they would like to authorize a proxy over the telephone and to have their voting instructions transmitted to Ares Capital's proxy solicitor.

        Ares Capital will mail a copy of this document, including the Notice of Special Meeting and the proxy card included with these materials, to each holder of record of its common stock on the record date.

Dissenters' Rights

        Ares Capital stockholders do not have the right to exercise dissenters' rights with respect to any matter to be voted upon at the Ares Capital special meeting.

Principal Accountants of Ares Capital

        Ares Capital expects that a representative of KPMG LLP will be present at the Ares Capital special meeting, will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.

 AMERICAN CAPITAL AND ARES CAPITAL PROPOSAL #1:
ADOPTION OF THE MERGER AGREEMENT AND ISSUANCE OF ARES CAPITAL COMMON
STOCK PURSUANT TO THE MERGER AGREEMENT

        The discussion in this document, which includes the material terms of the Transactions and the principal terms of the merger agreement, is subject to, and is qualified in its entirety by reference to, the merger agreement, a copy of which is attached as Annex A to this document and is incorporated herein by reference in its entirety.

General Description of the Transactions

        Subject to the terms and conditions of the merger agreement, the acquisition of American Capital by Ares Capital will be accomplished with two mergers: (1) Acquisition Sub will merge with and into American Capital, with American Capital being the surviving entity in the merger and a wholly owned subsidiary of Ares Capital and (2) ACAM will merge with and into IHAM, with IHAM being the surviving entity in the ACAM merger. Immediately following the mergers, American Capital will convert into a Delaware limited liability company and withdraw its election as a BDC.

        If the mergers are completed, each share of American Capital common stock outstanding immediately prior to the effective time will be converted into the right to receive, in accordance with the merger agreement, (1) $6.41 per share in cash from Ares Capital, (2) $1.20 per share in cash from Ares Capital Management, acting solely on its own behalf, (3) a fixed exchange ratio of 0.483 shares of Ares Capital common stock (subject to certain limited exceptions), subject to the payment of cash in lieu of fractional shares, (4) $2.45 per share in cash, which represents the per share cash consideration paid to American Capital pursuant to the Mortgage Manager Sale, and (5) (A) if the closing occurs after the record date with respect to Ares Capital's dividend payable with respect to the fourth quarter of 2016, 37.5% of the exchange ratio times Ares Capital's dividend for such quarter, plus (B) if the closing occurs after the record date with respect to Ares Capital's dividend payable with respect to the first quarter of 2017, 75% of the exchange ratio times Ares Capital's dividend for such quarter, plus (C) if the closing occurs after the record date with respect to Ares Capital's dividend for any subsequent quarter beginning with the second quarter of 2017, 100% of the exchange ratio times Ares Capital's dividend for such quarter. Based on the number of shares of American Capital common stock outstanding on the date of the merger agreement, this would result in approximately 110.8 million shares of Ares Capital common stock being exchanged for approximately 229.3 million outstanding shares of American Capital common stock. The exchange ratio will not be adjusted, including for any dividends declared by Ares Capital.

        Following completion of the mergers, based on the number of shares of Ares Capital common stock issued and outstanding as of the date hereof, Ares Capital stockholders will own approximately 74% of the combined company's outstanding common stock and American Capital stockholders will own approximately 26% of the combined company's outstanding common stock.

Background of the Transactions

        American Capital's management and board of directors regularly review and consider potential strategic options for American Capital in light of its performance, its business needs and the challenges and opportunities presented by the economic and industry environment.

        On November 5, 2014, American Capital publicly announced that its board of directors had approved a plan to split American Capital's businesses by transferring most of American Capital's investment assets to two newly established BDCs, each of which would enter into management agreements pursuant to which such companies would be managed by American Capital, and having American Capital continue primarily in the asset management business. American Capital also announced that it planned to spin-off the new BDCs to its stockholders, resulting in three, publicly traded companies.

        On May 6, 2015, American Capital announced that its board of directors had revised its plan to spin-off to its stockholders two newly established BDCs. Instead, American Capital announced its plans to spin-off only one new BDC, to be known as American Capital Income, Ltd. ("ACAP"), which was expected to own most of American Capital's existing investment assets, and which would enter into a management agreement pursuant to which ACAP would be managed by American Capital.

        On September 30, 2015, American Capital filed its preliminary proxy statement in connection with the proposed spin-off, pursuant to which it sought approval of several matters related to the proposed spin-off. In addition, on such date, ACAP filed a notice of intent to elect BDC status on Form N-6F and filed a Registration Statement on Form 10 in connection with the proposed spin-off.

        Following American Capital's filing of its preliminary proxy statement in connection with the proposed spin-off, the respective management of Ares Management and Ares Capital began to consider possible strategic transactions involving American Capital or one or more affiliates. During this time period, the respective management of Ares Management and Ares Capital held internal meetings to discuss such possible strategic transactions.

        On November 5, 2015, American Capital posted on its website a three-year financial forecast for American Capital and ACAP, which was discussed in an investor call held that day. There was general disappointment among members of American Capital's management and the American Capital board of directors with investor reaction to the proposed spin-off, as reflected in the market price for American Capital common stock.

        On the morning of November 16, 2015, representatives from the Elliott Parties contacted Malon Wilkus, Chief Executive Officer and Chairman of the board of directors of American Capital, and indicated their opposition to American Capital's planned spin-off of ACAP. Shortly after the call, the Elliott Parties filed a Schedule 13D with the SEC, reporting ownership of an approximately 8.4% economic interest in American Capital, of which approximately 3.7% was held through derivative instruments. In the Schedule 13D, the Elliott Parties also disclosed a letter delivered that day to American Capital's board of directors which expressed the Elliott Parties' view that the planned spin-off put valuable assets at risk, served to entrench management and significantly limited options for future stockholder value creation. That same day, the Elliott Parties filed a preliminary proxy statement soliciting American Capital stockholders for votes against American Capital's proposed spin-off of ACAP, among other matters.

        After the filing of the Elliott Parties' Schedule 13D, on November 16, 2015, representatives of American Capital's management held telephonic meetings regarding the Elliott Parties' position with representatives from Goldman Sachs and Credit Suisse, both of which had previously been acting as financial advisors to American Capital on various matters. Later in the day on November 16, 2015, American Capital's board of directors held a telephonic meeting, which included representatives from management, to discuss the materials publicly released earlier in the day by the Elliott Parties and to consider possible responses and strategic alternatives.

        On November 17, 2015, Mr. Wilkus, joined by John Erickson, American Capital's President, Structured Finance and Chief Financial Officer, and American Capital's financial advisors, met in person with representatives of the Elliott Parties to discuss the Elliott Parties' position regarding American Capital's proposed spin-off of ACAP and the Elliott Parties' alternative proposals to enhance stockholder value.

        On November 20, 2015, Messrs. Wilkus and Erickson had a telephonic conference with representatives of the Elliott Parties to follow up on topics discussed at the November 17, 2015 in-person meeting.

        On November 21, 2015, the Elliott Parties wrote a letter to American Capital's board of directors regarding the November 20, 2015 conversation between representatives of the Elliott Parties and Messrs. Wilkus and Erickson. In such letter, the Elliott Parties requested that American Capital's board of directors review certain discussions alleged to have occurred during such November 20, 2015 telephonic conversation.

        On November 22, 2015, American Capital's board of directors held a telephonic meeting of the board, which included representatives from management and American Capital's financial advisors, to discuss events since the board's meeting on November 16, 2015. Mr. Wilkus and American Capital's financial advisors discussed the conversations American Capital's financial advisors and representatives of management previously had with the Elliott Parties. The participants of the meeting discussed proposed responses and alternatives to the spin-off, and the intention to retain Goldman Sachs and Credit Suisse to act as American Capital's financial advisors in connection therewith. At the meeting, the American Capital board of directors determined to revise and expand American Capital's then-existing stock buyback program, established in the third quarter of 2015, by increasing the authorized value of such program to a range of $600 million to $1 billion from the prior range of $300 million to $600 million.

        On November 23, 2015, the Elliott Parties filed an amendment to their Schedule 13D reporting an increase in their ownership stake of American Capital to approximately 9.1%, of which approximately 4.4% was held through derivative instruments.

        On November 23, 2015, Ares Management wrote a letter to Mr. Wilkus proposing that such parties engage in a dialogue regarding possible strategic transactions involving Ares Management and/or affiliates thereof and American Capital or one or more affiliates thereof.

        American Capital's board of directors met on November 24, 2015, and determined to undertake a full strategic review of alternatives for maximizing stockholder value, including a potential sale of American Capital or its various business lines, in whole or in part, and the previously proposed spin-off of ACAP. American Capital's board of directors determined that such strategic review would be conducted by the Strategic Review Committee, to be comprised of the following non-executive members of the board: Neil Hahl (chair), Kristen Manos, Kenneth Peterson and David Richards. American Capital's board of directors established a retainer for service on the Strategic Review Committee at the rate of $40,000 per year, payable quarterly, and determined that Mr. Hahl, as the chair of the Strategic Review Committee, would receive an additional retainer of $20,000 per year, also payable quarterly.

        Also on November 24, 2015, Mr. Wilkus contacted telephonically several of the independent directors of AGNC and American Capital Mortgage Investment Corp. ("MTGE"), each a real estate investment trust that was managed by subsidiaries of ACMM, to inform them of American Capital's strategic review process.

        On November 25, 2015, American Capital issued a press release announcing the actions taken at the November 22, 2015 and November 24, 2015 meetings described above.

        Also on November 25, 2015, Mr. Wilkus responded to the letter from Ares Management received on November 23, 2015, noting the appointment of the Strategic Review Committee and stating that it would be premature to engage in any discussions with representatives from Ares Management at that time.

        Also on November 25, 2015, the Strategic Review Committee held an initial organizational meeting. The Strategic Review Committee held additional meetings, attended by American Capital's financial advisors and representatives of management, on November 30, 2015, and December 3, 2015, each to discuss the upcoming December 9, 2015 meeting of the full board of directors of American Capital, discussions between representatives of American Capital and the Elliott Parties, the retention of legal counsel and other matters.

        Between early December 2015 and mid-January 2016, representatives of Ares Capital held meetings or telephone calls with a limited number of stockholders of American Capital, including the Elliott Parties, to discuss the possibility of a transaction between Ares Capital and American Capital. Some of these meetings or calls were also attended by representatives of Ares Capital's financial and legal advisors.

        On December 9, 2015 and December 10, 2015, American Capital's board of directors held an in-person meeting of the full board with representatives of management, Goldman Sachs and Credit Suisse, as American Capital's financial advisors, and Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), acting as American Capital's legal advisors, to discuss the strategic review process and the status of communications with the Elliott Parties. Goldman Sachs and Credit Suisse presented preliminary views on potential strategic alternatives considered by the Strategic Review Committee that could be undertaken by American Capital. Skadden reviewed director duties and standards of judicial review with the board of directors and discussed potential considerations associated with transaction structures that could result from the strategic review process. These potential considerations included the need for consent by the independent directors of each of AGNC and MTGE to the continuation of AGNC's and MTGE's respective management agreements with the applicable ACMM subsidiary in connection with a transaction that would result in a change of control of such ACMM subsidiary, including a whole company sale of American Capital.

        On December 10, 2015, Ares Capital's board of directors held a telephonic meeting of the board, which included representatives of Ares Capital's management, to discuss, among other things, a potential strategic transaction involving American Capital. Ares Capital's management reviewed with the board American Capital's business, American Capital's historical valuation and the key transaction benefits and considerations of a potential strategic transaction.

        On December 15, 2015, the Elliott Parties filed an amendment to their Schedule 13D reporting an increase in their ownership stake of American Capital to approximately 10.3%, of which approximately 5.6% was held through derivative instruments.

        On December 16, 2015, the Strategic Review Committee and American Capital's financial advisors conducted in-person meetings with the Elliott Parties and a representative of another significant stockholder of American Capital ("Party 1") in which the attendees discussed American Capital's existing stock buyback program to undertake accretive stock repurchases, the valuation of American Capital and ways to best maximize American Capital's stockholder value.

        On December 18, 2015, the Strategic Review Committee met with American Capital's financial and legal advisors and representatives of management to discuss the meetings held between representatives of American Capital and certain of American Capital's significant stockholders and to discuss the presentation of American Capital's financial advisors to be given at an upcoming meeting of American Capital's board of directors, to be held on January 7, 2016. The Strategic Review Committee met again, telephonically, on December 29, 2015 and in person on January 5, 2016, along with American Capital's financial and legal advisors and representatives of management, to review drafts of such financial advisors' presentation to be given to American Capital's board of directors. At the meeting on January 5, 2016, the Strategic Review Committee, with advice from American Capital's financial and legal advisors, concluded that they would recommend to American Capital's full board of directors that the board of directors authorize the solicitation of offers for the purchase of American Capital or various business lines, in whole or in part.

        On December 21, 2015, Ares Capital engaged Wells Fargo Securities as a financial advisor in connection with a potential transaction.

        On December 22, 2015, Ares Capital's board of directors held a telephonic meeting of the board, attended by representatives of Ares Capital's management and Ares Capital's legal and financial advisors, at which representatives of management provided the board with an update of a potential strategic transaction with American Capital, discussed the valuation and investment portfolio of American Capital, reviewed the terms of a draft proposal letter to be sent to the Strategic Review Committee and discussed and confirmed the engagement of Wells Fargo Securities as a financial advisor in connection with the potential transaction. Ares Capital's board of directors also discussed the potential engagement of BofA Merrill Lynch as a financial advisor in connection with the potential transaction.

        On January 4, 2016, Ares Capital engaged BofA Merrill Lynch as a financial advisor in connection with a potential transaction.

        On January 7, 2016, American Capital's board of directors held an in-person meeting, attended by representatives of management and American Capital's financial and legal advisors, at which the strategic review process was discussed, including the aforementioned meetings with the Elliott Parties and Party 1. At such meeting, American Capital's financial advisors made a lengthy presentation outlining strategic alternatives for American Capital, including the previously announced proposed spin-off, sales of certain business lines or a sale of American Capital in its entirety. American Capital's financial advisors reviewed their preliminary financial analyses of American Capital and American Capital's various business lines in multiple strategic scenarios. American Capital's senior management recommended to the American Capital board of directors that American Capital solicit offers to purchase American Capital or various business lines, in whole or in part. At the meeting, American Capital's board of directors authorized American Capital's financial advisors to solicit offers to purchase American Capital or various business lines, in whole or in part. American Capital's board of directors instructed the Strategic Review Committee to work with Goldman Sachs and Credit Suisse to conduct the solicitation process. Following the meeting, American Capital publicly announced that its board of directors, after consultation with its financial and legal advisors, had completed the initial phase of its previously announced strategic review process and had authorized the solicitation of offers to purchase American Capital or its various business lines, in whole or in part.

        On January 11, 2016, representatives of American Capital's management approved a form confidentiality agreement, drafted by Skadden, to be sent to interested parties for execution (subject to negotiation and subsequent agreement between such parties and American Capital) prior to receiving non-public evaluation material about American Capital and its various business lines.

        On January 12, 2016, the Strategic Review Committee met with American Capital's financial and legal advisors principally to review a draft process letter for the solicitation of offers for the purchase of American Capital or various business lines, in whole or in part. Also on January 12, 2016, Jones Day ("Jones Day") advised American Capital telephonically that it had been engaged as legal advisor to the independent directors of AGNC and MTGE in connection with American Capital's strategic review process and the potential implications for AGNC and MTGE with respect thereto.

        On January 15, 2016, prior to executing a confidentiality agreement with American Capital (which was subsequently executed on February 5, 2016), Ares Capital sent a proposal letter to the Strategic Review Committee offering to purchase American Capital in a stock-for-stock merger whereby American Capital's stockholders would receive consideration that Ares Capital valued at $16.00 per diluted share based on an exchange ratio that reflected the then recent trading levels of Ares Capital. Ares Capital's letter also indicated that Ares Capital's investment adviser, Ares Capital Management, would grant certain fee waivers of amounts payable to Ares Capital Management by Ares Capital under Ares Capital's investment advisory and management agreement in connection with the proposed transaction. Following receipt of such letter, American Capital's financial advisors, at the direction of the Strategic Review Committee, contacted representatives of Ares Capital and encouraged them to execute a confidentiality agreement and participate in American Capital's previously announced offer solicitation process.

        On January 18, 2016, the Strategic Review Committee met with American Capital's financial and legal advisors to review the letter received from Ares Capital on January 15, 2016 and the initial response thereto, and to discuss the status of the offer solicitation process.

        On January 19, 2016, representatives of the Elliott Parties sent a letter to American Capital's board of directors expressing concern with the pace of the solicitation of offers and urging American Capital to undertake discussions with the "most promising potential acquirers" as soon as possible. Later that day, representatives of American Capital's financial advisors had a telephonic meeting with representatives of the Elliott Parties. On January 20, 2016, the Strategic Review Committee met with American Capital's financial and legal advisors and representatives of management to discuss such communications with the Elliott Parties and the status of the offer solicitation process.

        On January 22, 2016, the Elliott Parties filed an amendment to their Schedule 13D reporting an increase in their ownership stake of American Capital to approximately 11.9%, of which approximately 7.1% was held through derivative instruments.

        On January 28, 2016, American Capital's board of directors held its regularly scheduled in-person quarterly meeting, which included representatives from management and American Capital's financial and legal advisors, to discuss the strategic review process, including the Strategic Review Committee's meetings since the last meeting of the full board. The attendees also discussed certain materials to be provided to bidders that had been prepared by representatives of American Capital's management and American Capital's legal and financial advisors, including a confidential information packet, a first round process letter and a form of confidentiality agreement.

        On February 8, 2016, the Strategic Review Committee met with American Capital's financial and legal advisors to receive an update on the offer solicitation process and to commence a process to explore other strategic alternatives that could be undertaken in the event a sale transaction was not successful.

        During January and February of 2016, at the direction of American Capital's board of directors, Goldman Sachs and Credit Suisse contacted 136 parties to assess interest in offers to purchase American Capital or its various business lines, in whole or in part, with 85 confidentiality agreements distributed to such potential bidders. With the assistance of Skadden and representatives of American Capital's management, 64 confidentiality agreements were negotiated and executed, including confidentiality agreements with Party 4 (executed January 28, 2016), Party 3 (executed February 4, 2016) and Ares Capital (executed February 5, 2016 and amended March 16, 2016). Throughout this time, representatives of management and American Capital's financial and legal advisors provided regular updates to the Strategic Review Committee and American Capital's board of directors regarding the strategic review process.

        During the first week of February 2016, representatives of the parties who had executed confidentiality agreements were provided access to a preliminary electronic data room, which included a confidential information packet, supplementary financial and tax information, a detailed schedule of American Capital's investment assets and a first round process letter.

        On February 9, 2016, Ares Capital's board of directors held its regular quarterly in person meeting where, among other things, representatives of management provided the board with an update on the potential strategic transaction with American Capital.

        On February 16, 2016, the Elliott Parties filed an amendment to their Schedule 13D reporting an increase in their ownership stake of American Capital to approximately 13.2%, of which approximately 8.0% was held through derivative instruments.

        On February 19, 2016, Ares Capital's board of directors held a telephonic meeting of the board, attended by representatives of Ares Capital's management and Ares Capital's legal and financial advisors, at which management and Ares Capital's financial advisors updated the board on the potential strategic transaction and reviewed with the board a draft letter of interest to be submitted to American Capital in connection with the proposed transaction.

        On February 19, 2016, Ares Capital submitted a non-binding letter of interest to American Capital's financial advisors.

        Between February 19, 2016 and February 25, 2016, American Capital's financial advisors received 18 initial indications of interest (including the letter of interest from Ares Capital), comprised of five whole company bids, 12 specific business line bids and one bid for ACAP BDC assets.

        On February 23, 2016, the Strategic Review Committee met in person with representatives of American Capital's financial and legal advisors and representatives of management to review the initial indications of interest. A consensus was reached among the members of the Strategic Review Committee regarding which parties should be invited to participate in the second round of the offer solicitation process and the content of communications to be provided to various bidders. Eleven parties were invited to the next phase of the bidding process, including four whole company bidders (Ares Capital, Party 3, Party 4 and Party 5), six specific business line bidders (Party 6, Party 7, Party 8, Party 9, Party 10 and Party 11) and one bidder for ACAP BDC assets (Party 12).

        During the weeks of February 29, 2016, and March 7, 2016, representatives of American Capital's management and American Capital's financial advisors met with representatives of management and financial advisors for various bidders to initiate second round due diligence of American Capital's business and growth prospects. The second round diligence process was conducted over the following six weeks and included access to a second round electronic data room, which was opened on March 2, 2016, and various functional area due diligence calls with representatives of American Capital's management.

        On March 4, 2016, the Strategic Review Committee met with American Capital's financial and legal advisors primarily to receive an update on various communications between such advisors and various bidders. During such meeting, the Strategic Review Committee continued earlier discussions regarding possible strategic alternatives if the offer solicitation process for the purchase of American Capital or its various business lines, in whole or in part, was not successful.

        On March 7, 2016, representatives of the independent directors of AGNC and MTGE advised American Capital that the independent directors of AGNC and MTGE had retained J.P. Morgan ("JPM") as financial advisor to the independent directors of AGNC and MTGE. Later that day, American Capital received from Jones Day, on behalf of the independent directors of AGNC and MTGE, a list of requested information regarding AGNC, MTGE, American Capital and American Capital's strategic review process.

        On March 11, 2016, the Strategic Review Committee held a telephonic meeting with American Capital's financial and legal advisors and received a report on additional meetings that representatives of such advisors had conducted with various bidders during recent days. The attendees of such meeting discussed the form purchase agreement to be provided to prospective bidders and also discussed communications with the independent directors of AGNC and MTGE.

        On March 13, 2016, Jones Day sent a letter, on behalf of the independent directors of AGNC and MTGE, to Skadden asserting a possible breach by the ACMM mortgage manager subsidiaries of their confidentiality obligations under the management agreements with AGNC and MTGE in connection with the strategic review process undertaken by American Capital, and demanding inspection of records and return of confidential information, among other demands.

        On March 14, 2016, at the direction of the Strategic Review Committee, representatives from Skadden responded telephonically to Jones Day's March 13, 2016 letter acknowledging receipt thereof and responding to certain items in such March 13, 2016 letter.

        Also, on or about March 14, 2016, American Capital's legal and financial advisors learned that JPM had contacted several potential alternative third party managers, some of which also were prospective purchasers of American Capital, and/or such prospective purchasers' advisors, regarding AGNC's and MTGE's potential need for a new third party manager depending on the results of American Capital's strategic review process. Through these contacts, and other direct and indirect conversations with the independent directors of AGNC and MTGE, representatives of American Capital's management and its legal and financial advisors learned that the independent directors of AGNC and MTGE, in addition to exploring the possibility of terminating AGNC's and MTGE's management agreements with such ACMM subsidiaries and replacing such ACMM subsidiaries with a third party manager, were exploring other alternatives to AGNC's and MTGE's management relationships with the ACMM subsidiaries, including the possibility of internalizing the management of AGNC and MTGE.

        On March 15, 2016, the Strategic Review Committee met telephonically with American Capital's financial and legal advisors principally to discuss recent communications with the independent directors of AGNC and MTGE and their advisors.

        Also on March 15, 2016, at the direction of American Capital's board of directors, American Capital's financial advisors sent a final round process letter to selected bidders in connection with indications of interest received between February 19, 2016 and February 25, 2016, requesting submission of final bids, along with mark-ups of the auction draft purchase agreement or merger agreement, as applicable, by April 8, 2016.

        Also on March 15, 2016, Ares Capital's board of directors held a telephonic meeting of the board, attended by representatives of Ares Capital's management and Ares Capital's legal advisors, where, among other things, representatives of management provided the board with an update on the potential transaction with American Capital.

        On March 16, 2016, representatives of Goldman Sachs and Credit Suisse held telephonic conferences with the financial advisor for the independent directors of AGNC and MTGE to discuss possible approaches for AGNC and MTGE in American Capital's strategic review process.

        On March 17, 2016, the Strategic Review Committee held a telephonic meeting with American Capital's financial and legal advisors and representatives of management to discuss strategy, timing and process with respect to conversations with the independent directors of AGNC and MTGE regarding ACMM, including the possible sale of ACMM either as part of a whole company sale of American Capital or the separate sale of ACMM.

        Also on March 17, 2016, Mr. Wilkus resigned as the Chairman and Chief Executive Officer and as a director of AGNC and MTGE. Dr. Alvin N. Puryear, a director of American Capital and of AGNC and MTGE, became the non-executive Chairman of AGNC and MTGE and Gary Kain, previously AGNC's and MTGE's President and Chief Investment Officer, assumed the additional role of Chief Executive Officer of both companies, and was elected to the board of each of AGNC and MTGE.

        On March 22, 2016, American Capital's board of directors met in-person with American Capital's financial and legal advisors and received a lengthy update on recent developments relating to American Capital's strategic review process, including the content and status of indications of interest, the second round bidding process and communications with the Elliott Parties. Such meeting included extensive discussion of the communications with the independent directors of AGNC and MTGE and a consensus was reached by the attendees of such meeting that American Capital would not object if members of ACMM's management (who were not employees of American Capital) worked with the independent directors of AGNC and MTGE to assist them with the possible submission of a bid to purchase ACMM.

        On March 24, 2016, the Strategic Review Committee held a telephonic meeting with Skadden to discuss the withdrawal of Party 10 from the strategic review process.

        On the morning of March 28, 2016, American Capital's financial advisors provided bidders with auction drafts of a merger agreement for a whole company transaction and a purchase and sale agreement for the sale of certain business lines.

        On March 29, 2016, certain members of the Strategic Review Committee met with the independent directors of AGNC and MTGE to discuss possible alternatives regarding ACMM in connection with American Capital's strategic review process, including the possibility of AGNC or MTGE purchasing ACMM.

        On April 5, 2016, Ares Capital's board of directors held a telephonic meeting of the board, attended by representatives of Ares Capital's management and Ares Capital's legal and financial advisors, to discuss and review the potential strategic transaction with American Capital. Ares Capital's management reviewed with the board of directors the significant due diligence conducted in connection with the potential transaction with American Capital. Ares Capital's management also reviewed and discussed with the board a summary of the contemplated transaction, key transaction considerations and certain financial information in connection with the potential transaction.

        On April 8, 2016, Ares Capital's board of directors held a telephonic meeting of the board, attended by representatives of Ares Capital's management and Ares Capital's legal and financial advisors to discuss the potential strategic transaction with American Capital. Ares Capital's management and financial advisors reviewed with the board certain financial information regarding the transaction, as well as the status of discussions with American Capital, and Ares Capital's management and legal advisors reviewed with the board certain diligence information regarding the transaction. During the meeting, Ares Capital's board of directors approved the submission of its bid to American Capital in relation to the proposed transaction.

        Also on April 8, 2016, the independent directors of Ares Capital's board of directors had a separate telephonic conference with representatives of Ares Capital's financial advisors and the legal advisor to the independent directors of the board. The independent directors reviewed and discussed with their legal advisor their duties and obligations as independent directors of the board as well as certain key considerations in connection with the potential transaction with American Capital. In addition, Ares Capital's financial advisors and the independent directors discussed certain financial matters in connection with the proposed transaction.

        On April 8, 2016, American Capital received bids to acquire the whole company from each of Ares Capital, Party 3 and Party 4 and bids to acquire specific business lines from each of Party 5 and Party 6. Ares Capital's bid to acquire the whole company was equal to $5.32 per share in cash (including $0.42 per share in cash from Ares Capital Management) plus 0.74 shares of Ares Capital stock at a fixed exchange ratio. Ares Capital's bid also included certain fee waivers by Ares Capital Management of amounts payable to Ares Capital Management by Ares Capital under Ares Capital's investment advisory and management agreement. The aggregate implied purchase price of Ares Capital's bid equaled $16.34 per share, based on market data as of April 8, 2016. Party 3's bid to acquire the whole company was equal to $9.06 per share in cash plus 1.25 shares of Party 3's stock at a fixed exchange ratio. The aggregate implied purchase price of Party 3's bid was $16.33 per share, based on market data as of April 8, 2016. Party 4's bid to acquire the whole company was equal to $14.00 per share in cash. Party 5's bid to acquire the assets of ACMM and certain other assets of ACAM was equal to $5.97 per share in cash, based on market data as of April 8, 2016, which equaled $1,425 million aggregate consideration. Party 5's bid was comprised of $575 million for the assets of

ACMM, plus $850 million for certain other assets of ACAM. Party 6's bid to acquire certain assets of American Capital was equal to $2.03 per share in cash, based on market data as of April 8, 2016, which equaled $484 million aggregate consideration. Party 6's bid was comprised of $150 million for ACMM, plus $334 million for other assets of American Capital. Each of Ares Capital and Party 3 provided a mark-up to the auction draft merger agreement previously provided by American Capital. Party 4 did not provide any mark-up to the auction draft merger agreement.

        On April 9, 2016, the Strategic Review Committee held a telephonic meeting with representatives from American Capital's financial and legal advisors and representatives of management to discuss and analyze the bids received from Ares Capital, Party 3 and Party 5. The Strategic Review Committee instructed American Capital's financial and legal advisors to contact each of Ares Capital, Party 3 and Party 5 to request clarification regarding specific aspects of each such bid.

        On April 10, 2016, American Capital's financial and legal advisors held telephonic conferences with each of Ares Capital, Party 3 and Party 5 to discuss each of their respective bids and ask clarifying questions related thereto.

        Beginning in the week of April 10, 2016, management of American Capital, with the assistance of its financial and legal advisors, undertook a reverse due diligence process regarding Ares Capital and Party 3.

        On April 12, 2016, the Strategic Review Committee met in person with American Capital's financial and legal advisors, and representatives of management, to review in detail the offers received on April 8, 2016, and to receive updated information on such offers from American Capital's financial and legal advisors, as well as to discuss next steps. At such meeting, representatives from Skadden also discussed the obligation of American Capital's advisors, directors and representatives of management to disclose possible conflicts associated with any potential transaction. Representatives of Skadden also discussed the duties of directors related to consideration of a transaction.

        On April 14, 2016, American Capital's board of directors held a telephonic meeting of the full board, together with representatives of management and American Capital's financial and legal advisors, to further discuss and analyze all bids received. Representatives of management and American Capital's financial and legal advisors updated American Capital's board of directors on the financial valuations attributed to each bid, the current status of negotiations with key bidders and the strategic review process generally, including the status of discussions with the independent directors of AGNC and MTGE.

        Also on April 14, 2016, AGNC and MTGE sent a proposal letter to the Strategic Review Committee submitting a preliminary, non-binding proposal to acquire ACMM for $500 million in cash. The proposal letter contemplated that all management fees paid to the ACMM subsidiaries by AGNC and MTGE, net of certain operating expenses, for the period from the date of the proposal letter until the closing of the sale would accrue to the buyer of ACMM. In addition, the proposal letter indicated that the acquisition of ACMM would either be made by AGNC as the sole buyer or through a joint purchase by AGNC and MTGE.

        Also on April 14, 2016, the Strategic Review Committee met with American Capital's financial and legal advisors, both before and after the meeting of American Capital's full board of directors, to review the non-binding proposal received from the independent directors of AGNC and MTGE earlier that day.

        On April 17, 2016, Ares Capital's board of directors held a telephonic meeting of the board, attended by representatives of Ares Capital's management and Ares Capital's legal and financial advisors, at which the board reviewed and discussed the submission of a revised bid to American Capital in connection with the proposed transaction. Ares Capital's management and Ares Capital's financial advisors reviewed with the board of directors American Capital's response to Ares Capital's initial bid and the proposal to submit a revised bid in connection with the proposed strategic transaction. Ares Capital's board of directors also reviewed with management certain financial information of American Capital and key transaction structure considerations in connection with the proposed transaction.

        On April 17, 2016, American Capital's board of directors received a letter from Party 2 indicating its preliminary, non-binding proposal to American Capital pursuant to which Party 2 would reposition American Capital's core portfolio into more traditional income producing BDC investments, dispose of non-core assets and reduce operating expenses, in addition to other strategic plans. In connection with the proposal, Party 2 indicated it would be able to consummate a deal within 45-60 days of receipt of certain diligence related information and requested a reasonable period during which Party 2 would be allowed to complete diligence and negotiations on an exclusive basis.

        On April 18, 2016 and April 19, 2016, certain members of the Strategic Review Committee and certain independent directors of AGNC and MTGE had informal discussions regarding the proposal letter, dated April 14, 2016, received from AGNC and MTGE. As a result of these discussions, an informal consensus was reached regarding a $575 million purchase price for ACMM, but several significant transaction terms were left unresolved.

        Also on April 18, 2016, Ares Capital submitted a revised whole company bid and a bid for American Capital based on the exclusion of ACMM from the whole company sale, in accordance with instructions provided by American Capital's financial advisors. Ares Capital's revised whole company bid provided for consideration equal to $4.90 in cash from Ares Capital, plus shares of Ares Capital stock valued at $11.04 per share, plus consideration equal to $0.42 per share from Ares Capital Management, totaling $16.36 per share, based on market data as of April 15, 2016, equal to consideration of $3,921 million in the aggregate. Ares Capital's bid for American Capital based on the exclusion of ACMM from the whole company sale, assuming a purchase price of $575 million for ACMM, provided for consideration equal to $4.90 in cash from Ares Capital, plus shares of Ares Capital stock valued at $8.06 per share, plus consideration equal to $0.42 per share from Ares Capital Management, plus $2.40 per share in cash from the proceeds of the ACMM sale, totaling $15.77 per share, based on market data as of April 15, 2016, equal to $3,781 million in the aggregate. Ares Capital's bid also included certain fee waivers by Ares Capital Management of amounts payable to Ares Capital Management by Ares Capital under Ares Capital's investment advisory and management agreement, in connection with the proposed transaction.

        Also on April 18, 2016, Party 3 submitted a revised whole company bid and a bid for American Capital based on the exclusion of ACMM from the whole company sale, in accordance with instructions provided by American Capital's financial advisors. Party 3's revised whole company bid provided for consideration equal to $9.06 in cash from Party 3, plus shares of Party 3's stock valued at $7.65 per share, plus consideration equal to $0.21 per share in cash consideration from Party 3's external advisor, totaling $16.92 per share, based on market data as of April 15, 2016, equal to consideration of $4,037 million in the aggregate. Party 3's bid for American Capital based on the exclusion of ACMM from the whole company sale, assuming a purchase price of $575 million for ACMM, provided for consideration equal to $6.41 in cash from Party 3, plus shares of Party 3's stock valued at $7.45 per share, plus consideration equal to $0.21 per share in cash consideration from Party 3's external advisor, plus $2.41 per share in cash from the proceeds of the ACMM sale, totaling $16.48 per share, based on market data as of April 15, 2016, equal to $3,932 million in the aggregate.

        Also on April 18, 2016, the Strategic Review Committee discussed the revised bids received from each of Ares Capital and Party 3, process and next steps, with American Capital's financial and legal advisors and representatives of management.

        Representatives of American Capital's financial advisors held follow-up discussions with representatives of Party 3's financial advisors following Party 3's bid submitted on April 18, 2016. On

April 20, 2016, Party 3 submitted a revised bid for American Capital based on the exclusion of ACMM from the whole company sale. Party 3's revised bid, assuming a purchase price of $575 million for ACMM, provided for consideration equal to $6.68 in cash from Party 3, plus shares of Party 3's stock valued at $7.20 per share, plus consideration equal to $0.28 per share in cash from Party 3's external advisor, plus $2.41 per share in cash from the proceeds of the ACMM sale, totaling $16.58 per share, based on market data as of April 15, 2016, equal to $3,955 million in the aggregate.

        Also on April 20, 2016, the Elliott Parties executed a confidentiality agreement with American Capital allowing the Elliott Parties to receive certain information regarding bids received by American Capital, as well as other developments in connection with American Capital's strategic review process.

        On April 21, 2016, American Capital's board of directors met with American Capital's financial and legal advisors and representatives of management to receive an update on revised bids received in connection with the offer solicitation process for the sale of American Capital or its various business lines, in whole or in part. American Capital's financial advisors also gave a presentation to American Capital's board of directors regarding possible strategic alternatives that might be pursued in place of a sale transaction. American Capital's legal and financial advisors also gave American Capital's board of directors an update on discussions with the Elliott Parties.

        On April 22, 2016, Mr. Hahl, Mr. Richards and representatives of American Capital's financial advisors met with representatives of the Elliott Parties to provide information regarding the status of current bids received by American Capital and the status of the strategic review process.

        Also on April 22, 2016, after the meeting with the Elliott Parties, representatives of American Capital's financial advisors, at the direction of American Capital's board of directors, contacted each of Ares Capital and Party 3 indicating that the respective then-current bid submitted by Ares Capital or Party 3, as applicable, was too low. American Capital's financial advisors informed each of Ares Capital and Party 3 that, while such party needed to be willing to improve the financial terms of its bid, American Capital management and American Capital's financial and legal advisors were willing to begin discussing contractual terms and begin conducting reverse due diligence with such bidder. Following these discussions, American Capital's financial advisors submitted due diligence request lists to each of Ares Capital and Party 3.

        On April 24, 2016, the financial advisors to the independent directors of AGNC and MTGE delivered an extensive due diligence request list to American Capital and its financial advisors.

        On April 25, 2016, American Capital's financial advisors sent revised drafts of the proposed merger agreement mark-ups to each of Ares Capital's and Party 3's respective financial advisors.

        Also on April 25, 2016, representatives of American Capital conducted follow-up meetings with the Elliott Parties regarding the status of the then-current bids received by American Capital and the strategic review process.

        Also on April 25, 2016, American Capital's board of directors met with American Capital's financial and legal advisors and representatives of management to discuss the status of the various offers for the purchase of American Capital, in whole or in part, the timetable for upcoming meetings and possible strategic alternatives to a sale transaction.

        On April 26, 2016, Skadden sent to Jones Day a draft agreement for the proposed sale of ACMM (the "Mortgage Manager Purchase Agreement"). Skadden and Jones Day exchanged several drafts of the Mortgage Manager Purchase Agreement between this date and May 23, 2016.

        On April 26, 2016, Ares Capital's board of directors held its regular quarterly in-person meeting of the board, attended by representatives of Ares Capital's management and Ares Capital's legal, financial and other advisors, where, among other things, Ares Capital's management and financial advisors reviewed with the board of directors an update on the potential transaction, the potential divestiture of ACMM by American Capital and the current status of Ares Capital's bid with American Capital.

        On April 27, 2016, representatives from American Capital, including its financial and legal advisors, and representatives from Party 3, including its financial and legal advisors, negotiated key terms of a potential merger agreement and consideration related thereto.

        Also on April 27, 2016, American Capital's board of directors met with American Capital's financial and legal advisors and representatives of management, principally to receive a presentation from American Capital's financial advisors regarding the valuation and feasibility of strategic alternatives to a sale transaction.

        On the evening of April 27, 2016, following a preliminary indication from the Elliott Parties that they might possibly be interested in becoming a bidder for American Capital, Skadden sent a new form of confidentiality agreement to the Elliott Parties' legal advisors to be entered into between the Elliott Parties and American Capital. Following discussions between representatives from the Elliott Parties and their legal advisors and representatives from American Capital's management and its financial and legal advisors, the Elliott Parties advised American Capital that, after further consideration, they did not wish to become a bidder and would not execute the revised form confidentiality agreement.

        Beginning on April 27, 2016, representatives of management and American Capital's financial and legal advisors gained access to datarooms containing diligence materials from each of Ares Capital and Party 3. Following receipt of such access, representatives of management, and American Capital's financial and legal advisors, met with representatives from each of Ares Capital and Party 3 and Ares Capital's and Party 3's respective financial and legal advisors to discuss American Capital's, and American Capital's financial and legal advisors', due diligence questions, status and follow-up requests.

        On April 28, 2016, Ares Capital's board of directors held a telephonic meeting of the board, attended by representatives of Ares Capital's management and Ares Capital's legal and financial advisors, to review and discuss the proposal to submit a revised bid to American Capital in connection with the proposed transaction. Ares Capital's board of directors also discussed with management and its legal advisors the status of legal documentation and due diligence in connection with the proposed transaction.

        On the night of April 28, 2016, Latham & Watkins LLP ("Latham"), Ares Capital's legal advisor, sent a revised draft of a proposed merger agreement to Skadden.

        On April 29, 2016, Mr. Wilkus and Mr. Hahl held a lengthy, in person meeting with representatives from Party 4 to provide information about American Capital and its businesses.

        Also on April 29, 2016, American Capital's financial advisors received a revised bid from Party 5 for specific business lines of American Capital. Party 5's revised bid equaled $795 million in the aggregate for certain of American Capital's CLO positions and other assets of American Capital.

        Also on April 29, 2016, Skadden and Jones Day discussed key issues regarding the draft of the Mortgage Manager Purchase Agreement, including issues related to indemnification, the possibility of conditioning the sale of ACMM on the closing of a whole company sale of American Capital, purchase price adjustments and other matters.

        Late on the night of April 29, 2016, Party 3's legal advisors sent a revised draft of a proposed merger agreement to Skadden.

        On May 2, 2016, Skadden and Jones Day discussed key open issues regarding the proposed draft of the Mortgage Manager Purchase Agreement. Jones Day informed Skadden that it was contemplated that AGNC would be the sole buyer in the transaction and that, following the acquisition of ACMM by

AGNC, MTGE would continue to be managed by the applicable ACMM subsidiary, pursuant to a modified management agreement.

        Also on May 2, 2016, Party 4 sent a proposal letter to American Capital indicating its interest in purchasing American Capital as a whole company, including ACMM, for $18.50 per share in cash. Unlike certain bidders at this point, Party 4's proposal letter did not include a mark-up of the auction draft merger agreement. Party 4 indicated that any bid it submitted would be contingent on 30 days of exclusive negotiations with American Capital for the purposes of conducting Party 4's due diligence, obtaining required board approvals and obtaining debt financing.

        On May 3, 2016, American Capital's board of directors met with American Capital's legal and financial advisors and representatives of management to receive an update on the offers for American Capital and the process regarding the sale of ACMM.

        Also on May 3, 2016, representatives of American Capital's financial advisors sent a revised draft of the proposed merger agreement to Party 3's financial advisors and on May 4, 2016, American Capital's financial advisors sent a revised draft of the proposed merger agreement to Ares Capital's financial advisors.

        On May 4, 2016, representatives of American Capital's financial advisors received an email from representatives of Party 4 stating that Party 4 was not prepared to submit a bid for American Capital with ACMM excluded from the transaction. Party 4 also indicated that it believed key due diligence and transactional tasks, including negotiation of definitive agreements, bank financing and due diligence, could be accomplished in 30 days, but stood by its proposal of May 2, 2016 of $18.50 per share in cash for the whole company, including ACMM.

        On May 5, 2016, representatives of American Capital's management, along with American Capital's financial and legal advisors, held an in-person meeting with representatives of Party 3's management, as well as Party 3's financial and legal advisors, to discuss the financial terms of Party 3's bid and key transaction terms to be included in the proposed merger agreement with Party 3.

        On May 5, 2016, Mr. Hahl initiated a telephonic conversation with an independent director of AGNC and MTGE who had been designated as a point of contact by the independent directors of each of AGNC and MTGE and inquired as to whether and on what terms each of AGNC and MTGE would consider providing consent to the continuation of its respective management agreement with the applicable ACMM subsidiary in connection with a whole company sale of American Capital that included ACMM. Such independent director indicated that the independent directors of AGNC and MTGE were of the view that the "internalization" of the management of AGNC and MTGE would be the most attractive alternative for the stockholders of each of AGNC and MTGE.

        Also on May 5, 2016, Skadden, along with representatives of American Capital's management and certain members of the Strategic Review Committee, conducted a telephonic conference with Jones Day to discuss key terms regarding the sale of ACMM.

        On May 5, 2016, Ares Capital's board of directors held a telephonic meeting of the board, attended by representatives of Ares Capital's management and Ares Capital's legal and financial advisors, at which representatives of management and Ares Capital's legal and financial advisors reviewed with the board the potential transaction with American Capital, the potential sale of ACMM and the status of the current bid proposal with American Capital. Also, Latham updated Ares Capital's board of directors on the status of the transaction documentation and provided a summary of the material terms of the draft proposed merger agreement with American Capital.

        On May 6, 2016, Skadden received a revised draft of the proposed merger agreement with Ares Capital from Latham.

        Also on May 6, 2016, American Capital's board of directors met with American Capital's legal advisors and representatives of management to receive an update on discussions with various bidders and to discuss the expected schedule for consideration of such bids.

        On May 7, 2016, the independent director of AGNC and MTGE who had been designated as a point of contact by the independent directors of each of AGNC and MTGE called Mr. Hahl regarding his inquiry of May 5, 2016 concerning whether and on what terms the independent directors of AGNC and MTGE would consider providing consent to a whole company sale of American Capital that included ACMM. Such independent director stated that, in accordance with the fiduciary duties of AGNC's and MTGE's independent directors, such directors would be willing to consider a proposal for such consent, but that, based on advice from their advisors, such directors were of the view that the "internalization" of the management of AGNC and MTGE remained the most attractive alternative for the stockholders of each of AGNC and MTGE. Such independent director indicated that, if the independent directors of AGNC and MTGE were to provide such consent, they would expect AGNC and MTGE to receive "meaningful economic consideration." Such independent director and Mr. Hahl discussed such consideration in general terms, including a reduction in the management fee rate payable by AGNC and MTGE and/or an up-front payment to AGNC and MTGE in lieu of a rate reduction, as well as the possibility of extending the term of such management agreements. Such independent director indicated that such an extension was strongly disfavored by AGNC's and MTGE's independent directors.

        On May 7, 2016, Ares Capital's board of directors held a telephonic meeting of the board, attended by representatives of Ares Capital's management and Ares Capital's legal and financial advisors, at which representatives of management and Ares Capital's financial advisors reviewed and discussed with the board the terms of a proposed revised bid to be submitted to American Capital. Ares Capital's management and financial advisors also reviewed with the board certain updated financial information and key transaction considerations in connection with the proposed transaction.

        On May 8, 2016, representatives from American Capital, as well as its financial and legal advisors, held telephonic conferences with representatives of each of Ares Capital and Party 3, respectively, to discuss contractual terms related to each of Ares Capital's and Party 3's bids.

        Also on May 8, 2016, Mr. Wilkus and a representative of Credit Suisse had further discussions with Party 4, informing Party 4 that American Capital and its financial and legal advisors were ready and willing to spend time with Party 4 in connection with Party 4's requested 30-day diligence process. Mr. Wilkus and Mr. Hahl also encouraged Party 4 to submit a mark-up of the auction draft merger agreement, which had not accompanied Party 4's $18.50 per share cash indication of interest and to revise such indication of interest to reflect a bid for American Capital as a whole company excluding ACMM.

        On May 9, 2016, each of Ares Capital and Party 3 submitted updated bid proposals. Ares Capital also included financial support materials and a presentation providing support for its bid. The implied value of Ares Capital's bid was $17.03 per share, based on market data as of May 9, 2016, or $3,939 million in the aggregate, comprised of $2.49 in cash from the sale of ACMM at a purchase price of $575 million, $6.16 in cash from Ares Capital, $7.30 in Ares Capital's stock (based on a fixed exchange ratio of 0.483 shares of Ares Capital's stock per share of American Capital stock) and $1.08 in cash from Ares Capital Management. Ares Capital's bid also included certain fee waivers by Ares Capital Management of amounts payable to Ares Capital Management by Ares Capital under Ares Capital's investment advisory and management agreement, in connection with the proposed transaction. Ares Capital's bid contained approximately 57.1% cash in the aggregate. The implied value of Party 3's bid was $16.94 per share, based on market data as of May 9, 2016, or $3,917 million in the aggregate, comprised of $2.49 in cash from the sale of ACMM at a purchase price of $575 million, $6.28 in cash from Party 3, $7.39 in Party 3's stock (based on a fixed exchange ratio of 1.327 shares of Party 3's stock per share of American Capital stock) and $0.78 in Party 3's external advisor's stock (which, at the option of Party 3, could be paid in cash in lieu of stock). On the same day, at the direction of Ares Capital, Ares Capital's financial advisors sent a revised draft of the proposed merger agreement to American Capital's financial advisors.

        Also on May 9, 2016, American Capital's financial advisors sent a revised draft of the proposed merger agreement to Party 3's financial advisors.

        On May 10, 2016, each of Ares Capital and Party 3, respectively, submitted draft confidentiality agreements, through each of their respective advisors, to the Elliott Parties to permit the Elliott Parties to review each of their bids in detail.

        Also on May 10, 2016, the Strategic Review Committee held a meeting to discuss the status of bids received and the strategic review process. In addition, the Strategic Review Committee further considered strategic alternatives to a sale transaction, including the continuation of American Capital as a stand-alone business. For further information regarding the forecasts of American Capital as a stand-alone business, please see the section entitled "Financial Forecasts and Estimates—American Capital."

        Also on May 10, 2016, representatives of American Capital's financial advisors contacted Party 4's financial advisor to request the name of Party 4's legal advisor so that American Capital's financial and legal advisors could follow up on the status of a potential mark-up of the auction draft merger agreement. Party 4's financial advisor did not respond to the request from American Capital's financial advisors. Based on, among, other things, this lack of response, Party 4's need for 30 days of due diligence and Party 4's unwillingness to proceed with a transaction that would not include Party 4's purchase of ACMM, no further outreach to Party 4 or its financial advisors was made. Representatives of American Capital thereafter received no communication from Party 4.

        On May 11, 2016, Ares Capital and Party 3 each executed separate confidentiality agreements with the Elliott Parties to permit sharing of information related to each of their bids with the Elliott Parties. Subsequent to the execution of the respective confidentiality agreements, representatives from American Capital's financial advisors and certain members of the Strategic Review Committee conducted meetings with the Elliott Parties to discuss each of Ares Capital's and Party 3's respective bids and review the terms thereof with the Elliott Parties. At the meeting, American Capital's financial advisors discussed their preliminary financial analysis of each of Ares Capital's and Party 3's bids received on May 9, 2016. American Capital's financial and legal advisors and certain members of the Strategic Review Committee also discussed the key transaction terms that were being negotiated with each of Ares Capital and Party 3. The representatives of the Elliott Parties expressed a preliminary preference for Ares Capital's proposal.

        Also on May 11, 2016, the Elliott Parties filed an amendment to their Schedule 13D reporting an increase (which resulted from share buybacks by American Capital) in their ownership of American Capital to approximately 14.4%, of which approximately 8.7% was held through derivative instruments.

        On May 12, 2016, American Capital's board of directors held an in-person meeting attended by the full board, as well as representatives of management and American Capital's financial and legal advisors, to discuss the status of the bids received from each of Ares Capital and Party 3, including regarding financial terms and contractual terms related thereto. American Capital's board of directors, representatives of management and American Capital's financial and legal advisors also discussed the status of discussions relating to the proposed sale of ACMM to AGNC. At the invitation of American Capital's board of directors, representatives from each of Ares Capital and Party 3 attended a portion of the in-person meeting and separately presented their respective bids to American Capital's board of directors. The presentations given by representatives of each of Ares Capital and Party 3 contained key financial and contractual terms of the respective bid, as well as a discussion of each respective bidder's proposed plans and vision for the joint company following consummation of the proposed transaction.

During the course of the meeting, the representatives present for Party 3 advised American Capital's board of directors that Party 3 was prepared to increase its proposal, contingent upon American Capital entering into an exclusivity agreement with Party 3. The terms of such increased proposal included an additional 1.5 million shares of Party 3's external advisor's stock (equivalent to approximately $25 million of value) and $32 million in net asset value of Party 3's stock (equivalent to approximately $25 million of value), equal to an increased offer of $50 million in the aggregate, or a total revised value of $17.36 per share of American Capital stock, based on market data as of May 12, 2016. The representatives of Party 3 informed American Capital's board of directors that such increased proposal would only be valid until the end of the day on May 12, 2016. Following the presentations by Ares Capital and Party 3, American Capital's board of directors discussed each of Ares Capital's and Party 3's presentations with representatives of American Capital's management and American Capital's financial and legal advisors. Following the meeting, at the direction of American Capital's board of directors, American Capital's financial advisors contacted representatives of Ares Capital requesting that Ares Capital increase the merger consideration for its bid by $75 million.

        Also at this meeting, American Capital's board of directors' Compensation, Corporate Governance and Nominating Committee recommended that the retainer paid to members of the Strategic Review Committee be increased to $80,000 per year, payable quarterly in advance, with Mr. Hahl, as the chair of the Strategic Review Committee, to be paid an additional retainer of $20,000 per year, in both cases retroactive to the appointment of the Strategic Review Committee in the fourth quarter of 2015. The recommendation was based on the extensive work done by the Strategic Review Committee and was unanimously approved by American Capital's board of directors.

        On May 12, 2016, Ares Capital's board of directors held a telephonic meeting of the board, attended by representatives of Ares Capital's management and Ares Capital's legal and financial advisors, at which representatives of management and Ares Capital's financial advisors updated the board on the status of the proposed transaction with American Capital, provided a summary of the recent meeting with American Capital's board of directors, discussed increasing the merger consideration and explained the next steps in the process. Following the meeting, at the direction of Ares Capital, Ares Capital's financial advisors contacted representatives of American Capital's financial advisors, indicating that Ares Capital would increase its offer, subject to American Capital entering into an exclusivity agreement with Ares Capital and ceasing its stock buybacks under American Capital's then-authorized stock buyback program, as this would continue to impact the cash component of the consideration offered.

        On May 12, 2016, at the direction of American Capital's board of directors, American Capital's financial advisors informed Party 3 that American Capital was not prepared to move forward with Party 3 at that time.

        On May 13, 2016, Ares Capital's board of directors held a telephonic meeting of the board, attended by representatives of Ares Capital's management and Ares Capital's legal and financial advisors, where representatives of management updated the board on the current status of the proposed transaction with American Capital and noted to the board that American Capital had informed Ares Capital that American Capital was prepared to move forward with Ares Capital on the proposed transaction at that time. Ares Capital's management and financial advisors reviewed with the board of directors certain financial information and the terms of Ares Capital's bid in connection with the proposed transaction.

        On May 13, 2016, Ares Capital submitted its final bid to American Capital's financial advisors reflecting a $75 million increase in aggregate consideration contingent upon American Capital entering into an exclusivity agreement with Ares Capital and ceasing its stock buybacks under American Capital's then-authorized stock buyback program, as discussed the previous day.

        Also on May 13, 2016, at the direction of American Capital's board of directors, Skadden responded to Jones Day's letter dated March 13, 2016, acknowledging receipt thereof and confirming certain items in such letter and reiterating American Capital's belief that no materially impermissible action had been taken pursuant to the management agreements between each of AGNC and MTGE and the ACMM subsidiaries.

        Also on May 13, 2016, representatives from American Capital's management and representatives from Ares Capital's management met with members of the Elliott Parties' management to discuss Ares Capital's bid.

        On May 13, 2016, representatives of Ares Capital's management and Ares Capital's legal and financial advisors met with representatives from the Elliott Parties and the Elliott Parties' legal advisor as well as with representatives of American Capital's financial advisors, who attended the meeting on behalf of American Capital, to discuss the proposed acquisition of American Capital by Ares Capital and request that the Elliott Parties and their affiliates sign a voting and support agreement in connection with the proposed transaction. Ares Capital's legal advisor also had provided the Elliott Parties and the Elliott Parties' legal advisor with a draft voting and support agreement. After the meeting, the parties continued to negotiate and exchange drafts of the voting and support agreement until Ares Capital and the Elliott Parties entered into a definitive voting and support agreement on May 23, 2016, pursuant to which the Elliott Parties and their affiliates agreed to, among other things, to vote in favor of the proposed merger agreement, subject to certain conditions.

        On May 13, 2016, Skadden sent a revised draft of the proposed merger agreement with Ares Capital to Latham.

        On May 14, 2016, representatives from American Capital's management and American Capital's financial and legal advisors held telephonic conferences with representatives from Ares Capital's management and Ares Capital's financial and legal advisors to further discuss contractual terms related to Ares Capital's bid.

        On May 15, 2016, Latham sent a revised draft of a proposed merger agreement with Ares Capital to Skadden and highlighted key open issues to be discussed.

        On May 16, 2016, representatives of American Capital's management and American Capital's financial and legal advisors held telephonic conferences with representatives of Ares Capital's management and Ares Capital's financial and legal advisors to discuss the key open issues sent by Latham on May 15, 2016.

        Also on May 16, 2016, Latham sent a draft form of stockholder voting and support agreement to Skadden to be executed by certain individuals of American Capital's management and board of directors pursuant to which, among other items, each such individual would agree to vote his or her shares of American Capital common stock in favor of adopting the merger agreement. The parties agreed that certain individuals of Ares Capital's management and board of directors would enter into a similar voting and support agreement, as well.

        Also on May 16, 2016, the Elliott Parties' representatives reached out to representatives of American Capital requesting that American Capital, in consideration of the Elliott Parties entering into a support agreement relating to the proposed transaction, enter into a settlement agreement containing certain provisions relating to the reconstitution of American Capital's board of directors if the mergers were not completed. Representatives of the Elliott Parties sent a term sheet at American Capital's request to Skadden.

        Also on May 16, 2016, Party 3 rescinded access to its virtual dataroom previously granted to American Capital and American Capital's legal and financial advisors. One day later, at the request of

Ares Capital, American Capital rescinded access to its virtual dataroom previously granted to Party 3 and Party 3's legal and financial advisors.

        Also on May 16, 2016, representatives of American Capital and of the independent directors of AGNC and MTGE reached tentative agreement on most significant outstanding issues regarding the Mortgage Manager Purchase Agreement, including a reduction in the purchase price for the proposed sale of ACMM to AGNC from $575 million to $562 million in exchange for AGNC's relinquishment of its position that AGNC should receive the management fee revenues of ACMM from the April 14, 2016 date of the original proposal letter.

        On the evening of May 16, 2016, American Capital's board of directors held a telephonic meeting of the full board with representatives of management and American Capital's financial and legal advisors to discuss the status of negotiations with Ares Capital. Representatives from American Capital, along with American Capital's financial and legal advisors, provided American Capital's board of directors with updates since the prior meeting of the full board of directors, held on May 12, 2016, and presented American Capital's board of directors with Ares Capital's revised proposal, including Ares Capital's requests to enter into an exclusivity agreement and for American Capital to cease its stock buybacks. American Capital's board of directors, with the assistance of representatives from Goldman Sachs and Credit Suisse, reviewed the implied value of Ares Capital's final bid, received on May 13, 2016, which totaled $4,020 million in the aggregate, or $17.35 per share, based on market data as of May 13, 2016, comprised of $6.37 in cash per share from Ares Capital, $7.37 per share in Ares Capital stock (based on a fixed exchange ratio of 0.483 shares of Ares Capital's stock per share of American Capital stock), $1.19 in cash per share from Ares Capital Management and an assumed $2.43 in cash per share from the proceeds of the proposed ACMM sale. American Capital's board of directors approved entry into the exclusivity agreement with Ares Capital. American Capital's board of directors also authorized American Capital's management to cease the existing stock buyback program. Following the meeting of American Capital's board of directors, Skadden provided Latham with a draft exclusivity agreement.

        On May 17, 2016, following negotiation of the terms thereof, Ares Capital and American Capital entered into an exclusivity agreement, pursuant to which the parties thereto agreed to an exclusivity period which would expire at 5:00 p.m. ET on May 23, 2016. American Capital also provided written notice to its broker to cease its stock buybacks, including under American Capital's existing Rule 10b5-1 trading plan. That same day, Skadden provided a revised draft of the proposed merger agreement to Latham. After sending the revised draft of the proposed merger agreement, representatives from American Capital's management and American Capital's financial and legal advisors held a telephonic conference with representatives from Ares Capital's management and Ares Capital's financial and legal advisors to further discuss open items and contractual terms related to Ares Capital's bid.

        On May 17, 2016, Ares Capital's board of directors held a telephonic meeting of the board, attended by representatives of Ares Capital's management and Ares Capital's legal and financial advisors, at which representatives of Ares Capital's management and legal advisors reviewed and discussed with the board the status of the legal documentation related to the proposed transaction with American Capital, including the draft merger agreement between Ares Capital, American Capital and the other parties thereto and due diligence matters in relation to the proposed transaction with American Capital. Ares Capital's management and financial advisors reviewed with the board of directors certain financial matters in relation to the proposed transaction with American Capital.

        Also on May 17, 2016, representatives from the Elliott Parties requested that they be provided a copy of the draft merger agreement between Ares Capital, American Capital and the other parties thereto.

        Later on May 17, 2016, the Strategic Review Committee held a telephonic meeting with representatives from management and American Capital's financial and legal advisors to discuss the Elliott Parties' request that American Capital enter into a settlement agreement and the terms related thereto. The Strategic Review Committee, representatives of management and Skadden drafted a letter responding to the Elliott Parties' initial term sheet received on May 16, 2016. Representatives from the Elliott Parties sent a revised term sheet to representatives from American Capital with few modifications to the provisions requested in the original term sheet. Following receipt of the revised term sheet, the Strategic Review Committee and representatives of management requested a meeting of American Capital's full board of directors.

        Also on the evening of May 17, 2016, Skadden sent a revised draft of the Mortgage Manager Purchase Agreement to Jones Day. Following distribution of the revised draft to Jones Day, Skadden sent this draft of the Mortgage Manager Purchase Agreement to Latham to be shared with Ares Capital.

        On May 18, 2016, the full board of directors of American Capital held a telephonic conference with representatives from management and American Capital's financial and legal advisors to discuss the Elliott Parties' settlement agreement term sheet, the requests related thereto and proposed responses. American Capital's board of directors agreed to give the Strategic Review Committee authority to negotiate terms of a letter agreement with the Elliott Parties, subject to approval of American Capital's full board of directors. Later that day, Skadden sent a draft of the letter agreement with the Elliott Parties to the Elliott Parties' legal advisors.

        Also on May 18, 2016, Latham sent Skadden a revised draft of the proposed merger agreement. That day, Latham also sent Skadden a draft fee waiver letter whereby, in connection with consummation of the merger agreement, Ares Capital Management would provide transaction support and waive certain of Ares Capital's fees payable to Ares Capital Management pursuant to the investment advisory and management agreement between such parties (the "Transaction Support Fee Waiver Agreement"). Later that day, representatives of American Capital's management and American Capital's financial and legal advisors held telephonic conferences with representatives of Ares Capital's management and Ares Capital's financial and legal advisors to further discuss contractual terms related to Ares Capital's bid.

        On May 19, 2016, representatives from American Capital's management and the Elliott Parties discussed a revised proposal between the Elliott Parties and American Capital. Following such discussions, Skadden sent a revised letter agreement to the Elliott Parties' legal advisors.

        Also on May 19, 2016, Skadden sent revised drafts of the proposed Transaction Support Fee Waiver Agreement and form of voting and support agreement to Latham.

        Also on May 19, 2016, the board of directors of American Capital held a meeting attended by the full board, as well as representatives of management and American Capital's financial and legal advisors, in which some members participated telephonically, to discuss the proposed merger agreement and the proposed mergers, as well as the status of American Capital's discussions with the Elliott Parties and the letter agreement related thereto. American Capital's board of directors considered several written and oral presentations prepared by representatives of management and American Capital's financial advisors and legal advisors with respect to, among other things, due diligence, director duties, the proposed mergers and the proposed merger agreement. Representatives of Goldman Sachs and Credit Suisse each reviewed their respective preliminary financial analyses of the merger consideration and the proposed mergers. Additionally, American Capital's board of directors, with the assistance of representatives from Goldman Sachs and Credit Suisse, reviewed the implied value of Ares Capital's final bid, received on May 13, 2016. Each of Goldman Sachs and Credit Suisse also noted the fee waivers to be granted by Ares Capital Management, pursuant to the Transaction Support Fee Waiver Agreement, and discussed Ares Capital's proposed debt financing in connection with the transaction. On May 19, 2016, American Capital ceased stock buybacks under its existing stock buyback program.

        On May 19, 2016, the independent directors of Ares Capital's board of directors had a telephonic conference with representatives of Ares Capital's financial advisors and the legal advisor to the independent directors. The independent directors and Ares Capital's financial advisors discussed and reviewed certain financial matters in connection with the proposed transaction with American Capital.

        On May 19, 2016, the independent directors of Ares Capital's board of directors had another telephonic conference with representatives of the legal advisor to the independent directors of the board and Latham. Latham reviewed the proposed merger agreement with the independent directors and discussed certain diligence and other related matters in connection with the proposed transaction.

        On May 20, 2016, representatives of American Capital's management and American Capital's financial and legal advisors, met in person with representatives of Ares Capital's management and Ares Capital's financial and legal advisors to discuss contractual terms of the draft merger agreement and documents related thereto.

        Also on May 20, 2016, representatives from the Elliott Parties sent a revised draft of the proposed letter agreement to Skadden.

        Throughout the day on each of May 20, 2016, May 21, 2016 and May 22, 2016, representatives of American Capital's management, and American Capital's financial and legal advisors, discussed terms of the proposed merger agreement with Ares Capital's management and Ares Capital's financial and legal advisors, including closing conditions related to certain third party consents, including the consents of investment funds and other investment products managed by ACAM and its subsidiaries to the continuation of their investment management relationships, purchase price adjustment for net operating income earned by American Capital between signing and closing, termination fees and payment of each party's transaction expenses under certain events of termination, interim operating covenants and disclosure schedules, among other matters. Skadden and Latham exchanged several revised drafts of such merger agreement and documents related thereto, including the Transaction Support Fee Waiver Agreement, voting and support agreement and disclosure schedules, throughout this time.

        Also throughout the day on each of May 20, 2016, May 21, 2016 and May 22, 2016, representatives of American Capital's management, and American Capital's legal advisors, discussed terms of the proposed Mortgage Manager Purchase Agreement with representatives from MTGE and AGNC and Jones Day, including with respect to a transition services agreement, indemnification matters and closing conditions. Skadden and Jones Day exchanged several revised drafts of the Mortgage Manager Purchase Agreement and documents related thereto, including a transition services agreement and disclosure schedules, throughout this time.

        On May 21, 2016, American Capital entered into a confidentiality agreement with Party 1 pursuant to which Party 1 could receive certain information related to the strategic review process, the proposed mergers and the proposed sale of ACMM. Pursuant to this confidentiality agreement, American Capital was required to issue a press release by May 25, 2016 at 9:00 AM Eastern Time disclosing the confidential information provided to Party 1 that constituted material non-public information.

        On the morning of May 22, 2016, Ares Capital's board of directors held a telephonic meeting of the board attended by representatives of Ares Capital's management and legal, financial and other advisors to consider the merger agreement and the transactions. Ares Capital's board of directors considered several written and oral presentations prepared by representatives of management and the other advisors, with respect to, among other things, the projected financial impact of the proposed transaction, due diligence, director duties, the Transaction Support Fee Waiver Agreement, the stockholder voting and support agreement to be entered into by and among American Capital and certain individual stockholders of Ares Capital, the sale of ACMM, the mergers and the merger agreement. Ares Capital's financial advisors reviewed their financial analyses of the Ares Capital consideration with Ares Capital's board of directors.

        Following the meeting of Ares Capital's board of directors, the independent directors of Ares Capital's board of directors had a separate telephonic conference with representatives of Ares Capital's financial advisors and the legal advisor to the independent directors. Ares Capital's financial advisors and the independent directors further reviewed and discussed the financial analyses of the Ares Capital consideration and additional matters in connection with the proposed transaction with American Capital.

        On the evening of May 22, 2016, American Capital's board of directors held a telephonic meeting attended by the full board, as well as representatives of management and American Capital's financial and legal advisors, to consider the proposed merger agreement, the proposed Mortgage Manager Purchase Agreement and the proposed letter agreement with the Elliott Parties, and to receive an update on the status of negotiations of each such agreement and the documents related thereto. At such meeting, American Capital's board of directors, with the assistance of representatives from Goldman Sachs and Credit Suisse, reviewed the implied value of Ares Capital's final bid, received on May 13, 2016, which totaled $3,989 million in the aggregate, or $17.40 per share, based on market data as of May 20, 2016 (and the total number of shares of American Capital outstanding after taking into account shares repurchased through May 19, 2016), comprised of $6.41 in cash per share from Ares Capital, $7.34 per share in Ares Capital stock (based on a fixed exchange ratio of 0.4830 shares of Ares Capital's stock per share of American Capital stock), $1.20 in cash per share from Ares Capital Management and $2.45 in cash per share from the proceeds of the proposed ACMM sale.

        American Capital's board of directors requested that its financial advisors provide an update on the financial analyses discussed at American Capital's board meeting on May 19, 2016. Following such discussion, Credit Suisse, at the request of American Capital's board of directors, rendered its oral opinion, which was subsequently confirmed by delivery of a written opinion, dated May 23, 2016, to the effect that, based on and subject to various assumptions made, procedures followed, matters considered and limitations on the review undertaken, as of that date, the Aggregate Consideration (as defined in the section entitled "—Opinion of Financial Advisors to the American Capital Board of Directors—Credit Suisse Securities (USA) LLC") to be received by holders of shares of American Capital common stock in the merger was fair, from a financial point of view, to such stockholders, other than Ares Capital, Ares Capital Management, any holders entering into the Elliott Support Agreement and their respective affiliates.

        Immediately following Credit Suisse's rendition of its oral opinion, Goldman Sachs, at the request of American Capital's board of directors, rendered its oral opinion, which was subsequently confirmed by delivery of a written opinion, dated May 23, 2016, to the effect that, as of that date and based upon and subject to the factors and assumptions set forth in Goldman Sachs' opinion, the Aggregate Per Share Consideration (as defined in the section entitled "—Opinion of Financial Advisors to the American Capital Board of Directors—Goldman, Sachs & Co.") to be paid to holders (other than Ares Capital, Ares Capital Management, any holders entering into the Elliott Support Agreement and their respective affiliates) of shares of American Capital common stock pursuant to the merger agreement was fair from a financial point of view to such holders.

        Representatives from Skadden then discussed the terms of the proposed merger agreement, the proposed Mortgage Manager Purchase Agreement and the proposed letter agreement with the Elliott Parties and provided American Capital's board of directors with updates on a number of outstanding matters since the prior meeting of the board of directors. With the assistance of Skadden and American Capital's financial advisors, American Capital's board of directors also reviewed and discussed the reasons for entering into the merger agreement with Ares Capital and the Mortgage Manager Purchase Agreement.

        On the evening of May 22, 2016, Ares Capital's board of directors held a telephonic meeting of the board, attended by representatives of Ares Capital's management and legal, financial and other advisors to further consider the merger agreement and the Transactions. Representatives of Wells Fargo Securities, at the request of Ares Capital's board of directors, reviewed with the Ares Capital board of directors its financial analysis of the Ares Capital consideration and delivered to the Ares Capital board of directors an oral opinion, which was confirmed by delivery of a written opinion dated May 23, 2016, to the effect that, based upon and subject to the various assumptions and limitations set forth therein, the Ares Capital consideration to be paid by Ares Capital was fair, from a financial point of view, to Ares Capital. Representatives of BofA Merrill Lynch, at the request of Ares Capital's board of directors, reviewed with the Ares Capital board of directors its financial analysis of the Ares Capital consideration to be paid by Ares Capital and delivered to the Ares Capital board of directors an oral opinion, which was confirmed by delivery of a written opinion dated May 23, 2016, to the effect that, as of that date, and based upon and subject to the various assumptions and limitations described in its opinion, the Ares Capital consideration to be paid by Ares Capital was fair, from a financial point of view, to Ares Capital.

        After taking into consideration all of the information presented during the board meetings held with respect to the Transactions, Ares Capital's board of directors declared the merger agreement and the transactions contemplated thereby advisable and in the best interests of Ares Capital and its stockholders, unanimously approved and adopted the merger agreement and the transactions contemplated thereby, authorized the officers of Ares Capital to sign the merger agreement and seek stockholder approval necessary to issue shares of Ares Capital common stock in connection with the merger (including, if applicable, at a price below its then current net asset value per share), declared the Transaction Support Fee Waiver Agreement to be in the best interests of Ares Capital and its stockholders and unanimously approved and adopted the Transaction Support Fee Waiver Agreement. In addition, the audit committee of Ares Capital's board of directors, after taking into consideration all of the information presented during the board and committee meetings held with respect to the Transactions, declared the Transaction Support Fee Waiver Agreement to be in the best interests of Ares Capital and its stockholders and unanimously authorized Ares Capital to enter into the Transaction Support Fee Waiver Agreement.

        On the evening of May 22, 2016, American Capital's board of directors, after taking into consideration all of the information presented during board meetings and meetings of the Strategic Review Committee with respect to the strategic review process and the Transactions, including the current meeting, approved and adopted the merger agreement, the Mortgage Manager Purchase Agreement and the letter agreement with the Elliott Parties, and authorized American Capital's officers to sign the proposed merger agreement, the proposed Mortgage Manager Purchase Agreement, the proposed letter agreement with the Elliott Parties and such other documents required to effectuate the transactions contemplated thereby.

        On the morning of May 23, 2016, American Capital, Ares Capital, and the other parties thereto executed the merger agreement, and American Capital, AGNC, and the other parties thereto executed the Mortgage Manager Purchase Agreement. The Mortgage Manager Purchase Agreement included a release by AGNC of all claims arising out of the matters described in the March 13, 2016 letter sent by Jones Day to Skadden. Concurrently with the signing of the Mortgage Manager Purchase Agreement, MTGE also executed and delivered a release of all claims arising out of the matters described in the March 13, 2016 letter sent by Jones Day to Skadden.

        Also on the morning of May 23, 2016, following execution and delivery of the merger agreement and the Mortgage Manager Purchase Agreement, American Capital and Ares Capital issued a joint press release publicly announcing the Transactions. Later that morning, American Capital and Ares Capital held a joint conference call discussing the mergers.

        Also on May 23, 2016, American Capital and the Elliott Parties entered into a definitive letter agreement (the "Letter Agreement") in connection with the mergers, pursuant to which each of American Capital and the Elliott Parties each agreed, among other things, that it would use its reasonable best efforts to enter into a subsequent settlement agreement (the "Settlement Agreement") on the terms described in the Letter Agreement. Under the terms of the Letter Agreement, each of American Capital and the Elliott Parties each agreed to use their reasonable best efforts to complete discussions and enter into the Settlement Agreement by 8:00 a.m. Eastern Time on June 6, 2016. That same day, the Elliott Parties filed an amendment to their Schedule 13D with the SEC, (1) confirming its beneficial ownership of 12,475,000 shares of American Capital's common stock, (2) disclosing their entrance into the Letter Agreement and (3) disclosing the entrance of the Elliott Parties into a voting and support agreement with Ares Capital, pursuant to which the Elliott Parties agreed to vote in favor of the proposed merger agreement, subject to certain conditions.

        Pursuant to the terms of the Letter Agreement, on June 2, 2016, the Elliott Parties' legal advisors emailed a draft of the Settlement Agreement to Skadden. Such draft of the Settlement Agreement reflected the general terms and conditions set forth in the Letter Agreement.

        Between June 2, 2016 and June 6, 2016, Skadden and the Elliott Parties' legal advisors negotiated the potential terms of the Settlement Agreement to be entered into between American Capital and the Elliott Parties, as contemplated by and substantially based on the terms of the Letter Agreement.

        On June 6, 2016, American Capital's board of directors met telephonically with representatives of Skadden to discuss, among other things, the ongoing settlement negotiations with the Elliott Parties and the Elliott Parties' legal advisors. Referring to materials provided to American Capital's board of directors in advance of the meeting, representatives from Skadden reported that, since the last meeting of American Capital's board of directors, representatives from Skadden and representatives of American Capital's management had been negotiating with representatives of the Elliott Parties' legal advisors regarding the terms of the proposed Settlement Agreement. Representatives from Skadden then reviewed a detailed summary of the proposed key terms of the Settlement Agreement to be entered into by and between American Capital and the Elliott Parties. Following a discussion among American Capital's board of directors, the board of directors approved the Settlement Agreement with the Elliott Parties, substantially in the form presented. All but one of American Capital's directors voted in favor of adopting the Settlement Agreement. For further information regarding the Settlement Agreement, please see the section entitled "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Elliott Settlement Agreement" in this document.

        Also on June 6, 2016, the Elliott Parties filed an amendment to their Schedule 13D reporting an increase in their ownership stake of American Capital to approximately 15.9%, of which approximately 10.0% was held through derivative instruments. In such Schedule 13D, the Elliott Parties also further disclosed their entrance into the Settlement Agreement with American Capital.

        On July 1, 2016, the transactions contemplated by the Mortgage Manager Purchase Agreement were consummated in accordance with the terms of such agreement and AGNC issued a press release announcing the closing of such transaction.

Reasons for the Transactions

  American Capital

        In evaluating the merger agreement, American Capital's board of directors consulted with and received the advice of American Capital's senior management and its financial and legal advisors. In reaching its decision, American Capital's board of directors considered a number of factors, including, but not limited to, the following factors, and, as a result, determined that the Transactions are in the best interests of American Capital and its stockholders.

        The following discussion of the information and factors considered by American Capital's board of directors, including its independent directors, is not intended to be exhaustive, but includes the material factors considered by American Capital's board of directors in evaluating the Transactions.

        Financial Considerations.    American Capital's board of directors considered the financial terms of the mergers, including:

  •
  the fact that upon completion of the Transactions, American Capital stockholders will be entitled to receive total merger consideration of approximately $4.0 billion, which represents an implied value of $17.40 per share of American Capital common stock, based on Ares Capital's closing stock price of $15.19 on May 20, 2016, in a series of transactions comprised of (i) $1.47 billion in cash or $6.41 per share, without interest, from Ares Capital; plus (ii) $275 million in cash or $1.20 per share, without interest, from Ares Capital Management; plus (iii) $562 million in cash or $2.45 per share, without interest, from the sale of ACMM; plus (iv) the fixed exchange ratio of 0.483 shares of Ares Capital common stock (subject to certain limited exceptions) for each share of American Capital common stock, valued at $7.34 per share of American Capital common stock based on Ares Capital's closing stock price of $15.19 as of May 20, 2016 (the last trading day prior to the public announcement of the Transactions);

  •
  the fact that the total implied value of the merger consideration of $17.40 per share of American Capital common stock represents (i) an 11.4% premium over the closing price of American Capital common stock on May 20, 2016 (the last trading day prior to the public announcement of the Transactions); (ii) a 24.6% premium over the closing price of American Capital common stock on January 7, 2016, (the date of the announcement that American Capital concluded its initial phase of strategic review and announced it would solicit offers to purchase American Capital or its business lines); (iii) a 21.6% premium over the closing price of American Capital common stock on November 13, 2015 (the last trading day prior to the filing of a Schedule 13D by the Elliott Parties); (iv) a 25.1% premium over the closing price of American Capital common stock on November 24, 2015 (the last trading day prior to the public announcement by American Capital of its strategic review process); and (v) a 10.2% premium over the 30-day volume-weighted average closing price of American Capital common stock and a 25.0% premium over the 52-week volume-weighted average closing price of American Capital common stock, in each case for the period through May 20, 2016;

  •
  the fact that the cash component of the merger consideration, which accounts for approximately 57.8% of the total implied value of the merger consideration of $17.40 per share of American Capital common stock, provides liquidity and certainty of value;

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  the fact that the fixed exchange ratio provides American Capital stockholders the opportunity to benefit from any increase in the trading price of Ares Capital common stock between the announcement of the execution of the merger agreement and the completion of the mergers;

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  the fact that, based on the shares of each of American Capital and Ares Capital common stock outstanding as of May 20, 2016, American Capital stockholders would own approximately 26% of the combined company on a fully-diluted basis immediately following the completion of the mergers, providing a potential upside for American Capital stockholders if Ares Capital's common stock trades at or closer to its historical multiplier of its book value in the future;

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  the fact that the merger consideration represents 82.9% of American Capital's net asset value as of March 31, 2016 and 82.1% of American Capital's net asset value as of March 31, 2016, as adjusted to include share repurchases of American Capital common stock for the period through

    May 20, 2016 and the exercise of all stock options outstanding that were in the money as of May 20, 2016;

  •
  the fact that if the mergers are completed after certain dates, American Capital stockholders will receive additional consideration based on an exchange adjusted percentage of Ares Capital's dividend payments, specifically (i) if the mergers are completed after the record date for Ares Capital's dividend payable for the fourth quarter of 2016, American Capital stockholders will receive 37.5% of the exchange ratio multiplied by Ares Capital's dividend for such quarter; plus (ii) if the mergers are completed after the record date for Ares Capital's dividend payable for the first quarter of 2017, American Capital stockholders will receive 75.0% of the exchange ratio multiplied by Ares Capital's dividend for such quarter; plus (iii) if the mergers are completed after the record date for Ares Capital's dividend payable for any subsequent quarter beginning with the second quarter of 2017, American Capital stockholders will receive 100% of the exchange ratio multiplied by Ares Capital's dividend for such quarter;

  •
  the fact that Ares Capital Management, which serves as the investment adviser to Ares Capital, has agreed to waive up to $100 million in income based fees payable for the ten calendar quarters beginning with the first full quarter following the completion of the Transactions, in an amount of up to $10 million of the income based fees to the extent earned and payable to Ares Capital Management in such quarter, to support the expected profitability of the combined company during the integration and portfolio repositioning period for the combined company, as more fully described below under the section entitled "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Transaction Support Fee Waiver Agreement" in this document;

  •
  the fact that the merger should be taxable to American Capital stockholders for U.S. federal income tax purposes, as more fully described below under the section entitled "Material U.S. Federal Income Tax Consequences of the Transactions" in this document, and that, for most such stockholders (other than those with a low tax basis), no significant difference may exist between a taxable and non-taxable transaction given the large cash component of the merger consideration;

  •
  the fairness opinion of Goldman Sachs, dated May 23, 2016, as presented to American Capital's board of directors to the effect that, as of that date and based upon and subject to the factors and assumptions set forth in such opinion, the Aggregate Per Share Consideration (as defined in the section entitled "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Opinions of Financial Advisors to the American Capital Board of Directors—Goldman Sachs" in this document) to be paid to holders (other than Ares Capital, Ares Capital Management, any holders entering into the Elliott Support Agreement (as defined below) and their respective affiliates) of shares of American Capital common stock pursuant to the merger agreement was fair from a financial point of view to such holders, as more fully described below under the section entitled "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Opinions of Financial Advisors to the American Capital Board of Directors—Goldman Sachs" in this document; and

  •
  the fairness opinion of Credit Suisse, dated May 23, 2016, as presented to American Capital's board of directors to the effect that, based on and subject to various assumptions made, procedures followed, matters considered and limitations on the review undertaken, as of that date, the Aggregate Per Share Consideration (as defined in the section entitled "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Opinions of Financial Advisors to

    the American Capital Board of Directors—Credit Suisse" in this document) to be received by holders of shares of American Capital common stock in the merger was fair, from a financial point of view, to such stockholders (other than Ares Capital, Ares Capital Management, any holders entering into the Elliott Support Agreement and their respective affiliates), as more fully described below under the section entitled "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Opinions of Financial Advisors to the American Capital Board of Directors—Credit Suisse" in this document.

        Thorough Review of Strategic Alternatives.    American Capital's board of directors considered the results of the extensive review of strategic alternatives, including:

  •
  the fact that American Capital's financial advisors undertook a robust and extensive public process seeking to sell all of or a part of American Capital in an effort to maximize the price American Capital stockholders would receive as consideration in any such strategic alternative;

  •
  the belief of American Capital's board of directors, which belief was formed based on a review of the results of the strategic review process, with the assistance of American Capital's management and its financial and legal advisors, at prior meetings of American Capital's board of directors and of the Strategic Review Committee, respectively, that the Transactions are more favorable to American Capital stockholders than the opportunities and alternatives reasonably available to American Capital, which American Capital's board of directors evaluated with the assistance of American Capital's management and its financial and legal advisors, taking into account the potential risks, rewards and uncertainties associated with each alternative, including, among other opportunities and alternatives, the following: (1) pursuing a full liquidation of American Capital; (2) pursuing the continuing divestiture of certain assets of American Capital combined with additional stock repurchases or the payment of special dividends with the goal of operating a smaller publicly-traded BDC; and (3) pursuing business combinations with entities other than Ares Capital, including Party 3 and Party 4; and

  •
  the belief of American Capital's board of directors, which belief was formed after consultation with American Capital's management and its financial and legal advisors, that continuing discussions with Ares Capital or soliciting interest from additional third parties would be unlikely to lead to a better offer and could lead to the loss of Ares Capital's proposed offer.

        Strategic and Business Considerations.    American Capital's board of directors considered the various opportunities for the combined company to provide a number of strategic and business opportunities and generate additional stockholder value, including:

  •
  the fact that the combined company will be a leading BDC in the United States;

  •
  the fact that the combined company will be a leading direct lender to middle market companies;

  •
  the fact that the combined company will have, on a pro forma basis, more than $12 billion in investments at fair value as of March 31, 2016;

  •
  the fact that the mergers will provide additional scale and portfolio diversification for the combined company, which will position the combined company, among other things, to (1) capitalize on favorable market conditions; (2) originate larger transactions with increased final hold positions; (3) capture increased underwriting and distribution fees from greater syndication opportunities; and (4) enhance access to lower cost capital from banks and capital market participants;

  •
  the changing landscape of middle market sponsored finance lending, the industry in which American Capital and Ares Capital operate, including, among other things, (i) the fact that the increased volatility in the financing markets is leading to enhanced pricing and terms as borrowers demand certainty of capital; (ii) the increase in supply driven by growth of the global non-investment grade credit markets, refinancing opportunities from maturing debt and potential realizations from private equity fund investments; and (iii) the tightening credit standards faced by regulated institutions, which may create attractive lending opportunities for the combined company;

  •
  the fact that the receipt of shares of Ares Capital common stock in exchange for shares of American Capital common stock will permit American Capital stockholders to receive dividend payments in the combined company by participating in Ares Capital's dividend, which has been consistently paid during Ares Capital's eleven and a half year history as a public company;

  •
  the fact that the receipt of shares of Ares Capital common stock in exchange for shares of American Capital common stock will result in American Capital stockholders receiving Ares Capital common stock that may be more liquid than American Capital common stock, given the increased size and diversification of the equity base of the combined company as a result of the mergers;

  •
  the fact that American Capital stockholders will have an ability to participate in the future growth of Ares Capital, including any future upside in the stock price of Ares Capital and potential synergies expected to result from the mergers;

  •
  the pro forma financial metrics of the combined company and the opportunity for American Capital stockholders to participate in the long-term prospects of the combined company;

  •
  Ares Capital's strong track record of success with its 2010 acquisition of Allied Capital Corporation, a BDC, which transaction was valued at approximately $908 million; and

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  American Capital's knowledge of Ares Capital's business, operations, financial condition, earnings and prospects, taking into account the results of American Capital's business and legal due diligence review of Ares Capital's operations, its portfolio companies and other corporate and financial matters conducted by American Capital's management with the assistance of its financial and legal advisors and that no significant issues were uncovered as a result of such review.

        The Mortgage Manager Sale.    American Capital's board of directors considered the terms and conditions of the Mortgage Manager Purchase Agreement and how that transaction related to the mergers, including:

  •
  the significant difficulty of selling ACMM or its mortgage manager subsidiaries as part of a whole company sale of American Capital or otherwise as part of a sale to a third party, because of (1) the need for consent by the independent directors of each of AGNC and MTGE if there were a sale of American Capital, ACAM or ACMM that changed control of the ACMM mortgage manager subsidiaries; (2) the reluctance of those independent directors to engage in discussions on the terms on which they would grant such consent because they strongly favored AGNC's internalization of its management function; (3) the fact that the independent directors of AGNC and MTGE would have likely required significant economic consideration to be provided to AGNC and MTGE if such consent were granted, such as a reduction in the management fee payable by AGNC and MTGE and/or the payment of a consent fee to them; and (4) the unwillingness of those independent directors to engage in discussions about extending the terms of the management agreements for each of AGNC and MTGE, and the fact that, in the absence of such an extension, each of AGNC and MTGE would, following a sale of American Capital, ACAM or ACMM that changed control of the ACMM subsidiaries, with the consent of AGNC and MTGE, continue to have the right to terminate its management agreement, against payment of a termination fee, effective as of the end of the applicable annual renewal term, in accordance with the terms of the applicable existing management agreement;

  •
  the fact that as a result of negotiations between American Capital and the REITs, American Capital entered into the Mortgage Manager Purchase Agreement to sell ACMM to AGNC for $562 million in cash and that the proceeds of such sale would constitute a part of the merger consideration; and

  •
  the fact that the Mortgage Manager Sale (i) was not linked to or conditioned on the mergers; (ii) did not have a fiduciary out included as part of its underlying agreement; (iii) was contemplated to have a closing date set for as early as July 1, 2016 with limited closing conditions, including no financing contingency; (iv) had a high likelihood of completion; and (v) imposed limited contingent obligations on either American Capital or Ares Capital other than contingent obligations related to transition services.

        Terms of the Merger Agreement.    American Capital's board of directors considered the terms and conditions of the merger agreement and the course of negotiations thereof, including:

  •
  the fact that the merger agreement is unlikely to unduly deter third parties from making unsolicited acquisition proposals given that:

  •
  the merger agreement does not preclude American Capital from responding to and negotiating with respect to certain unsolicited acquisition proposals from third parties made prior to the time American Capital stockholders adopt the merger agreement if any such third party makes an unsolicited acquisition proposal that American Capital's board of directors determines in good faith, after consultation with its financial and legal advisors, constitutes or could reasonably be expected to result in a "superior proposal" (as defined in the merger agreement) and that the failure of American Capital's board of directors to respond to such superior proposal would reasonably be expected to be inconsistent with the fiduciary duties of American Capital's board of directors;

  •
  American Capital may grant a waiver of or terminate any standstill or similar obligation to the extent necessary to allow a third party to make a "competing proposal" (as defined in the merger agreement);

  •
  under certain confidentiality agreements entered into during American Capital's strategic review process, third parties may privately request a waiver from American Capital's board of directors to submit an unsolicited acquisition proposal to American Capital's board of directors; and

  •
  if American Capital's board of directors determines in good faith, after consultation with its financial and legal advisors, that an unsolicited acquisition proposal constitutes a superior proposal, American Capital's board of directors can terminate the merger agreement, subject to certain procedural requirements, including a four-day match period for Ares Capital, and enter into a definitive agreement with respect to such superior proposal, provided that, concurrently with such termination, American Capital pays to Ares Capital a termination fee of $140 million;

  •
  the likelihood that the proposed mergers would be completed based on, among other things:

  •
  the absence of a financing condition in the merger agreement;

  •
  the level of commitments made by American Capital and Ares Capital to obtain applicable regulatory approvals and third party consents, including with respect to the HSR Act, regulatory approvals from United Kingdom and Guernsey and third party consents from certain investment funds managed by ACAM and its subsidiaries representing at least 75% of the aggregate assets under management of all such funds as of March 31, 2016, which in the view of American Capital's board of directors made it likely that the mergers would be completed;

    •
    the receipt of an executed debt commitment letter from certain of Ares Capital's lenders increasing the size of Ares Capital's credit facility in connection with financing the mergers; and

    •
    the termination date under the merger agreement, which allows for time that is expected to be sufficient to complete the mergers;

  •
  the fact that the merger agreement includes customary terms, including customary non-solicitation, closing and termination provisions;

  •
  the fact that the merger agreement imposes a continuing obligation on Ares Capital to provide indemnification to and maintain insurance for officers and directors of American Capital;

  •
  the fact that the merger agreement specifies that, in connection with the mergers, American Capital's options and certain other compensatory equity (i.e., PIP shares) will generally be treated in the same manner as American Capital's common stock, and the fact that because the vast majority of such options and other equity have already vested, the occurrence of the change of control from the Transactions will not accelerate a significant amount of options or other equity;

  •
  the fact that the merger agreement includes a reciprocal termination fee of $140 million, or approximately 3.5% of the aggregate equity value of the mergers, which is reasonable and would not preclude or substantially impede a possible superior proposal from being made, especially in light of the extensive public process undertaken by American Capital and its financial advisors;

  •
  the fact that the merger agreement includes reciprocal expense reimbursement provisions in an amount not to exceed $15 million to be paid in the event American Capital stockholders do not vote to adopt the merger agreement or Ares Capital does not receive required stockholder and other Investment Company Act approvals, if any, for the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share), respectively; and

  •
  the fact that the consideration and negotiation of the merger agreement was conducted through extensive arms-length negotiations under the oversight of the Strategic Review Committee, which is composed solely of independent directors.

        The Elliott Parties.    American Capital's board of directors considered the results of negotiations with the Elliott Parties, holders of approximately a 15.8% economic interest in American Capital as of the date of this document, including:

  •
  the fact that both Elliott and Elliott International entered into the Elliott Support Agreement, as more fully described under the section entitled "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Stockholder Voting and Support Agreements" in this document; and

  •
  the fact that the Elliott Parties entered into a settlement agreement with American Capital, pursuant to which American Capital's board of directors would be reconstituted if the merger agreement is terminated for any reason, which included, among other terms, (1) setting the size of American Capital's board of directors at ten directors and (2) appointing one director selected by the Elliott Parties and three additional independent directors to be mutually agreed upon by American Capital and the Elliott Parties to replace four incumbent directors of American Capital's board of directors, as more fully described below under the section entitled "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Elliott Settlement Agreement" in this document.

        Other Factors Considered by American Capital's Board of Directors.    American Capital's board of directors considered the following additional factors, all of which it viewed as supporting its decision to approve the merger agreement:

  •
  the fact that the combined company will be externally managed by Ares Capital Management, which currently serves as the investment adviser to Ares Capital;

  •
  the fact that appraisal rights under the DGCL are available to holders of American Capital common stock who comply with all of the required procedures under the DGCL, which allows such holders to seek appraisal of the fair value of their shares of American Capital common stock as determined by the Delaware Court of Chancery, as more fully described below under the section entitled "Appraisal Rights of American Capital Stockholders" in this document;

  •
  the fact that American Capital's senior management recommended in favor of the mergers;

  •
  the fact that certain senior management and certain directors of American Capital entered into voting and support agreements with Ares Capital to vote in favor of the mergers, and pursuant to such agreements, such persons are permitted to sell up to 25% of the aggregate spread value of such persons' respective options of American Capital prior to the completion of the mergers, as more fully described below under the section entitled "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Stockholder Voting and Support Agreements" in this document;

  •
  the fact that following confidential discussions with members of the Strategic Review Committee, other major stockholders of American Capital were consulted and expressed support for the mergers; and

  •
  the financial strength of Ares Capital as well as its reputation for being a well-run BDC.

        American Capital's board of directors weighed these advantages and opportunities against a number of other risks and potential negative factors concerning the merger agreement and the mergers, including:

  •
  the challenges inherent in the combination of two companies of the size and scope of American Capital and Ares Capital, including the risk that integration costs may be greater than anticipated and the possible diversion of management attention for an extended period of time;

  •
  the challenges of developing and executing a successful strategy and business plan for the combined company, including the risk of not capturing all the anticipated synergies between American Capital and Ares Capital and the risk that other anticipated benefits of the mergers might not be realized;

  •
  the restrictions in the merger agreement on American Capital's ability to respond to and negotiate certain unsolicited acquisition proposals from third parties, the requirement that American Capital pay Ares Capital a $140 million termination fee if the merger agreement is terminated under certain circumstances and the risk that such restrictions and termination fee may discourage third parties that might otherwise have an interest in a business combination with, or acquisition of, American Capital from making unsolicited acquisition proposals;

  •
  the restrictions in the merger agreement on the conduct of American Capital's business during the period between execution of the merger agreement and the completion of the mergers;

  •
  the risk that American Capital stockholders may vote down the merger approval at the American Capital annual meeting and the risk that Ares Capital stockholders may vote down the issuance of shares of Ares Capital common stock to be issued pursuant to the merger agreement

    (including, if applicable, at a price below it's then net asset value per share) at the Ares Capital special meeting;

  •
  the risk that the completion of the mergers was conditioned on either the completion of the Mortgage Manager Sale or the obligation of American Capital and Ares Capital to negotiate an alternative transaction to complete the proposed sale of ACMM, if the Mortgage Manager Sale was not completed;

  •
  the risk that regulatory agencies may object to and challenge the mergers or may impose terms and conditions in order to resolve those objections that adversely affect the financial results of the combined company, as more fully described below under the section entitled "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Regulatory Approvals Required for the Transactions" in this document;

  •
  the challenges of completing certain restructuring actions necessary to complete the acquisition of American Capital in reliance upon Ares Capital's existing exemptive relief;

  •
  the challenges of obtaining required third party consents from certain investment funds managed by ACAM and its subsidiaries representing at least 75% of the aggregate assets under management of all such funds as of March 31, 2016, as more fully described below under the section entitled "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Other Third Party Consents Required for the Transactions" in this document;

  •
  the amount of time it could take to complete the mergers, including the fact that the completion of the mergers depends on factors outside of American Capital's or Ares Capital's control, and the risk that the pendency of the mergers for an extended period of time following the announcement of the execution of the merger agreement could have an adverse impact on American Capital or on the combined company;

  •
  the potential for diversion of management and employee attention during the period prior to the completion of the mergers and the potential negative effects on American Capital's and/or the combined company's businesses as a result of such diversion;

  •
  the risk that key American Capital personnel will be hired by ACMM and that their availability under the Transition Services Agreement (as defined below) will be limited;

  •
  the risk that the combined company might not achieve its projected financial results;

  •
  the risk that changes in the regulatory landscape or new industry developments, including changes in regulations that would affect the combined company's classification as a BDC, may adversely affect the synergies anticipated to result from the mergers;

  •
  the risk that, upon completion of the mergers, the counterparties under certain material contracts of American Capital may be able to exercise certain "change of control" rights; and

  •
  the risks of the type and nature described under the section entitled "Risk Factors" in this document and the matters described under the section entitled "Special Note Regarding Forward-Looking Statements" in this document.

        The foregoing discussion of the factors considered by American Capital's board of directors is not intended to be exhaustive, but rather includes the principal factors considered by American Capital's board of directors. In view of the wide variety of factors considered in connection with its evaluation of the mergers and the complexity of these matters, American Capital's board of directors did not find it useful and did not attempt to quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination to approve the merger agreement and to make its recommendations to American Capital stockholders. In addition, individual members of American Capital's board of directors may have given differing weights to different factors. American Capital's board of directors conducted an overall review of the factors described above, including thorough discussions with American Capital's management and its financial and legal advisors.

        In considering the recommendation of American Capital's board of directors to approve the merger proposal, American Capital stockholders should be aware that American Capital's directors may have interests in the mergers that are different from, or in addition to, those of American Capital stockholders generally. For additional information, see the section entitled "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Interests of Certain Persons Related to American Capital in the Transactions" in this document. The explanation of the reasoning of American Capital's board of directors and certain information presented in this section are forward-looking in nature and, therefore, the information should be read in light of the factors discussed in the section entitled "Special Note Regarding Forward-Looking Statements" in this document.

  Ares Capital

        In evaluating the merger agreement, the Ares Capital board of directors consulted with representatives of management, its investment adviser, Ares Capital Management, as well as Ares Capital's financial, legal and other advisors and considered a number of factors, including, but not limited to, the following factors, and determined that the Transactions are in Ares Capital's best interests and the best interests of Ares Capital stockholders.

        The following discussion of the information and factors considered by Ares Capital's board of directors, including the independent directors, is not intended to be exhaustive, but includes the material factors considered by Ares Capital's board of directors in evaluating the Transactions.

        Financial and Strategic Considerations.    The Ares Capital board of directors considered the following financial terms of, and strategic and business factors relating to, the Transactions:

  •
  the unique opportunity to acquire a company of American Capital's size and scope and the fact that the combined company will have enhanced market leadership in middle market direct lending with an increased market presence to sponsors and borrowers as well as a higher profile with institutional investors, and the fact that the combined company would have the ability to originate larger transactions with increased final hold positions and increased fee income potential and the ability to capture increased underwriting and distribution fees from greater syndication opportunities;

  •
  the fact that the limited overlap of assets and investments of American Capital and Ares Capital will further limit single issuer and industry credit exposure of the combined company following the completion of the Transactions by further diversifying Ares Capital's balance sheet, and that the Transactions should provide Ares Capital with a larger asset base, which may provide Ares Capital's investment adviser with greater investment flexibility and investment options for Ares Capital, and the opportunity to accelerate the growth of the SDLP;

  •
  the fact that the combined company is expected to have improved access to lower cost capital from banks and capital markets participants to invest in its portfolio and to pursue new attractive investment opportunities;

  •
  the fact that the Transactions are expected to be immediately accretive to core earnings per share;

  •
  the fact that the Transactions are also expected to be accretive to Ares Capital's net asset value between the first and second full years after the effective time and beyond;

  •
  the fact that the Transactions are expected to result in cost savings and synergies for the combined company;

  •
  the fact that Ares Capital Management, Ares Capital's investment adviser, has agreed to waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the Transactions, the lesser of (1) $10 million of the income based fees and (2) the amount of income based fees for such quarter, in each case, to the extent earned and payable by Ares Capital in such quarter pursuant to and as calculated under its investment advisory and management agreement, to facilitate an enhanced level of profitability of the combined company during the integration and portfolio repositioning period for the combined company;

  •
  the fact that Ares Capital has had success in executing and integrating the business and operations of its prior acquisitions, including, among other things, Ares Capital's successful execution on a portfolio rotation strategy in its 2010 acquisition of Allied Capital Corporation;

  •
  the opinions of Wells Fargo Securities and BofA Merrill Lynch, each dated May 23, 2016, to the Ares Capital board of directors as to the fairness, from a financial point of view and as of the date of the opinion, to Ares Capital of the Ares Capital consideration to be paid by Ares Capital in the mergers, each as more fully described below in the section entitled "Opinion of Financial Advisors to the Ares Capital Board of Directors;"

  •
  its understanding of Ares Capital's and American Capital's respective businesses, portfolio companies, operations, financial condition, earnings, risks and prospects, taking into account the results of Ares Capital's business and legal due diligence review of American Capital's operations, its portfolio companies and other corporate and financial matters conducted by Ares Capital's management and its legal advisors and financial advisors;

  •
  the values and prospects of the portfolio company investments held by American Capital and Ares Capital;

  •
  information and discussions with Ares Capital's management regarding American Capital's business and portfolio investments and the anticipated benefits of the Transactions, as well as the recommendation of the Transactions by Ares Capital's management;

  •
  the ability of Ares Capital to continue paying a regular quarterly dividend and the potential for increased dividends over time;

  •
  the fact that, following the completion of the Transactions, the current directors and officers of Ares Capital are expected to continue in their current positions and that Ares Capital's investment adviser, Ares Capital Management, will continue to externally manage the combined company; and

  •
  the fact that Ares Capital was able to obtain additional committed financing of $460 million to support the Transactions.

        Terms of the Merger Agreement.    The Ares Capital board of directors considered the terms and conditions of the merger agreement and the course of negotiations thereof, including:

  •
  the terms of the merger agreement were the result of extensive arms' length negotiations between representatives of Ares Capital and American Capital;

  •
  the fact that the merger agreement includes a reciprocal termination fee of $140 million, or approximately 3.5% of the aggregate equity value of the Transactions;

  •
  the fact that the merger agreement includes reciprocal expense reimbursement provisions in an amount not to exceed $15 million to be paid in the event American Capital stockholders do not vote to adopt the merger agreement or Ares Capital does not receive required stockholder and other Investment Company Act approvals, if any, for the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share);

  •
  the fact that the merger agreement includes customary terms, including customary non-solicitation, closing and termination provisions;

  •
  the fact that the merger agreement provides for a four-day match period for Ares Capital in the event that American Capital receives an unsolicited acquisition proposal;

  •
  the termination date under the merger agreement, which allows for time that is expected to be sufficient to complete the Transactions; and

  •
  the fact that the stock portion of the merger consideration is a fixed number of shares (subject to certain limited exceptions) and thus avoids fluctuations in the number of shares of Ares Capital common stock payable as merger consideration.

        Other Factors Considered by the Ares Capital Board of Directors.    The Ares Capital board of directors considered the following additional factors:

  •
  the fact that valuations of private investments and private companies are inherently uncertain, may fluctuate over short periods of time and may be based on estimates and, as a result, Ares Capital's estimates of the fair value of American Capital's portfolio companies may differ materially from the values that Ares Capital may ultimately realize and the fair value of American Capital's investment portfolio may be significantly less than the fair value assigned to it by Ares Capital;

  •
  its understanding of the current and prospective environments in which Ares Capital and American Capital operate, including industry, economic and market conditions, the competitive environment and the likely impact of these factors on Ares Capital and American Capital in light of, and in the absence of, the Transactions;

  •
  the review by Ares Capital's board of directors with its advisors of the structure of the Transactions and the financial and other terms of the Transactions;

  •
  the fact that the completion of the Transactions is conditioned on, among other things, the successful completion of the Mortgage Manager Sale and American Capital obtaining requisite consents from certain funds;

  •
  the fact that the implied market value of the stock portion of the per share merger consideration could increase prior to the effective time if the market price of Ares Capital common stock increases;

  •
  the historical and current market prices of Ares Capital common stock and American Capital common stock;

  •
  the potential opportunities for cost savings and synergies as a result of the Transactions, together with the risks associated with achieving such cost savings and synergies;

  •
  the likelihood of a successful integration of American Capital's business and operations with those of Ares Capital and of successful operation of the combined company despite the challenges of such integration;

  •
  the size of the transaction relative to Ares Capital's market capitalization and the fact that the total merger consideration represented a premium of approximately 11.4% based on the closing prices of Ares Capital common stock and American Capital common stock on May 20, 2016 (which was the last full trading day before public announcement of the Transactions) and that American Capital stockholders would own approximately 26% of the combined company following completion of the Transactions; and

  •
  the need to obtain Ares Capital stockholder and American Capital stockholder approvals in order to complete the Transactions.

        Ares Capital's board of directors was also aware that pursuant to its existing investment advisory and management agreement with Ares Capital Management, Ares Capital Management has indirect financial interests in the Transactions that are different from, and/or in addition to, the interests of Ares Capital stockholders. For example, Ares Capital Management's base management fee is based on a percentage of Ares Capital's total assets (other than cash and cash equivalents). Because total assets under management will increase as a result of the Transactions, the dollar amount of Ares Capital Management's base management fee will likely increase as a result of the Transactions. In addition, the income based fee and capital gains incentive fee payable by Ares Capital to Ares Capital Management may be impacted as a result of the Transactions.

        In connection with the Transactions, Ares Capital Management has agreed to (1) provide $275 million of cash consideration, or $1.20 per share of American Capital common stock, payable to American Capital stockholders in accordance with the terms and conditions set forth in the merger agreement at closing and (2) waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the Transactions, the lesser of (A) $10 million of the income based fees and (B) the amount of income based fees for such quarter, in each case, to the extent earned and payable by Ares Capital in such quarter pursuant to and as calculated under its investment advisory and management agreement. For more information regarding Ares Capital Management's interests in the Transactions pursuant to the investment advisory and management agreement, see "Management of Ares Capital—Investment Advisory and Management Agreement."

        This discussion of the information and factors considered by the Ares Capital board of directors includes the material factors considered by the Ares Capital board of directors but it is not intended to be exhaustive and may not include all the factors considered by the Ares Capital board of directors. In view of the wide variety of factors considered in connection with its evaluation of the Transactions and the complexity of those matters, the Ares Capital board of directors did not quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination to enter into the merger agreement. Rather, the Ares Capital board of directors viewed its position as being based on the totality of the information presented to it and the factors it considered by it, including its discussions with, and questioning of, members of Ares Capital's management and outside legal and financial advisors. In addition, individual members of the Ares Capital board of directors may have given differing weights to different factors.

        Ares Capital's board of directors considered all of these factors and others as a whole and, on balance, concluded that they supported a favorable determination to enter into the merger agreement.

        In considering the recommendation of the Ares Capital board of directors to approve the approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share), Ares Capital stockholders should be aware that, as discussed above, Ares Capital's investment adviser may have interests in the Transactions that are different from, or in addition to, those of Ares Capital stockholders generally. For additional information, see the section entitled "—Interests of Ares Capital's Investment Adviser in the Transactions" in this document. The explanation of the reasoning of the Ares Capital board of directors and certain information presented in this section are forward-looking in nature and, therefore, the information should be read in light of the factors discussed in the section entitled "Special Note Regarding Forward-Looking Statements" in this document.

Recommendation of the Board of Directors of American Capital

        At its meeting on May 22, 2016, the American Capital board of directors, including the independent directors, unanimously approved the adoption of the merger agreement and determined that the merger agreement and the Transactions, are advisable, fair to and in the best interests of American Capital and its stockholders. The American Capital board of directors, including the independent directors, unanimously recommends that American Capital stockholders vote "FOR" the adoption of the merger agreement, which provides for the Transactions.

Recommendation of the Board of Directors of Ares Capital

        At its meeting May 22, 2016, Ares Capital's board of directors, including the independent directors, unanimously approved the merger agreement and the Transactions and determined that the merger agreement and the Transactions, including the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price per share that is below its then current net asset value), are advisable and in the best interest of Ares Capital and its stockholders. The Ares Capital board of directors, including the independent directors, unanimously recommends that Ares Capital stockholders vote "FOR" the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price per share that is below its then current net asset value).

Opinions of Financial Advisors to the American Capital Board of Directors

  Goldman, Sachs & Co.

        Goldman Sachs delivered its oral opinion, subsequently confirmed in writing, to the American Capital board of directors that, as of May 23, 2016, and based upon and subject to the factors and assumptions set forth therein, the Aggregate Per Share Consideration to be paid to holders (other than Ares Capital, Ares Capital Management, any holders entering into the Elliott Support Agreement and their respective affiliates) of shares of American Capital common stock pursuant to the merger agreement was fair from a financial point of view to such holders. For purposes of Goldman Sachs' opinion, the "Aggregate Per Share Consideration" was defined as the aggregate of $6.41 per share in cash, without interest, from Ares Capital, $1.20 per share in cash, without interest, from Ares Capital Management, $2.45 per share in cash, without interest, and 0.483 of a share of Ares Capital common stock per share.

        The full text of the written opinion of Goldman Sachs, dated May 23, 2016, which sets forth assumptions made, procedures followed, matters considered, qualifications and limitations on the review undertaken in connection with the opinion, is attached as Annex B. Goldman Sachs provided its opinion for the information and assistance of the American Capital board of directors in connection with its consideration of the Transactions. The Goldman Sachs opinion is not a recommendation as to how any holder of shares of American Capital common stock should vote with respect to the Transactions or any other matter.

        In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

  •
  the merger agreement;

  •
  the Mortgage Manager Purchase Agreement (as defined below);

  •
  annual reports to stockholders and Annual Reports on Form 10-K of American Capital and Ares Capital for the five fiscal years ended December 31, 2015;

  •
  certain interim reports to stockholders and Quarterly Reports on Form 10-Q of American Capital and Ares Capital;

  •
  certain other communications from American Capital and Ares Capital to their respective stockholders;

  •
  certain publicly available research analyst reports for American Capital and Ares Capital; and

  •
  certain internal financial analyses and forecasts for American Capital for each of the years from 2016 to 2018, prepared by the management of American Capital (the "American Capital Forecasts"), including an analysis of the value of certain of American Capital's assets (including net asset value estimates) prepared by American Capital's management (the "Valuations") and estimates of the tax benefits to American Capital from American Capital's deferred tax assets (including anticipated usage of net operating loss carryforwards and the timing thereof) prepared by American Capital's management, certain internal financial analyses and forecasts for Ares Capital, prepared by Ares Capital's management (the "Ares Capital Forecasts") and certain internal pro forma financial analyses and forecasts for Ares Capital, prepared by Ares Capital's management (the "Combined Company Forecasts" and, together with the American Capital Forecasts and the Ares Capital Forecasts, the "Forecasts"), including certain operating synergies projected by the managements of American Capital and Ares Capital, in each case, as approved for Goldman Sachs' use by the American Capital board of directors.

        Goldman Sachs also held discussions with members of senior management of each of American Capital and Ares Capital regarding such members' assessment of the strategic rationale for, and the potential benefits of, the Transactions and the past and current business operations, financial condition and future prospects of American Capital and Ares Capital; reviewed the reported price and trading activity for shares of American Capital common stock and shares of Ares Capital common stock; compared certain financial and stock market information for each of American Capital and Ares Capital with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain business combinations in the business development company industry; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.

        Goldman Sachs expressed no opinion as to any adjustment to the Mortgage Manager consideration, which is subject to adjustment pursuant to the merger agreement. Goldman Sachs also expressed no opinion as to the ACAM merger, which will occur concurrently with the closing of the merger.

        For purposes of rendering its opinion, Goldman Sachs, with American Capital's consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, Goldman Sachs, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with American Capital's consent, that the Forecasts, including the Valuations, were reasonably prepared on a basis reflecting the best then-currently available estimates and judgments of American Capital's management and the American Capital board of directors. Goldman Sachs did not review individual credit files nor did it make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of American Capital or Ares Capital or any of their respective subsidiaries and, except for the Valuations, Goldman Sachs was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the completion of the Transactions will be obtained without any adverse effect on American Capital or Ares Capital or on the expected benefits of the Transactions in any way meaningful to its analysis. Goldman Sachs has assumed that the Transactions will be completed on the terms set forth in the merger agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis. Goldman Sachs has further assumed that the transactions contemplated by the Mortgage Manager Purchase Agreement will be completed prior to the effective time (or concurrently or substantially concurrently with the effective time) on the terms set forth in the Mortgage Manager Purchase Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to Goldman Sachs' analysis.

        Goldman Sachs' opinion does not address the underlying business decision of American Capital to engage in the Transactions or the relative merits of such Transactions as compared to any strategic alternatives that may be available to American Capital; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs' opinion addresses only the fairness from a financial point of view to the holders (other than Ares Capital, Ares Capital Management, any holders entering into the Elliott Support Agreement and their respective affiliates) of shares of American Capital common stock, as of the date of the opinion, of the Aggregate Per Share Consideration to be paid to such holders pursuant to the merger agreement. Goldman Sachs' opinion does not express any view on, and does not address, any other term or aspect of the merger agreement or the Transactions or any term or aspect of any voting, support or other agreement or instrument contemplated by the merger agreement or entered into or amended in connection with the Transactions, including any allocation of the Aggregate Per Share Consideration, the form or structure of the Transactions, the Mortgage Manager Purchase Agreement or the transactions contemplated thereby, the fairness of the Transactions to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of American Capital; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of American Capital, or class of such persons, in connection with the Transactions, whether relative to the Aggregate Per Share Consideration to be paid to the holders (other than Ares Capital, Ares Capital Management, any holders entering into the Elliott Support Agreement and their respective affiliates) of shares of American Capital common stock pursuant to the merger agreement or otherwise. Goldman Sachs' opinion does not express any view on, and does not address, the make-up dividend amount. Goldman Sachs does not express any opinion as to the prices at which shares of Ares Capital common stock will trade at any time or as to the impact of the Transactions on the solvency or viability of American Capital, Ares Capital, Ares Capital Management, ACAM, IHAM, IHAM GP, ACMM or AGNC or the ability of American Capital, Ares Capital, Ares Capital Management, ACAM, IHAM, IHAM GP, ACMM or AGNC to pay their respective obligations when they come due. Goldman Sachs' opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to it as of, the date of Goldman Sachs' written opinion and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of such opinion. Goldman Sachs' opinion was approved by a fairness committee of Goldman Sachs.

        The following is a summary of the material financial analyses delivered by Goldman Sachs to the American Capital board of directors in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs' financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before May 20, 2016, the last trading day before the public announcement of the Transactions, and is not necessarily indicative of current market conditions.

Historical Stock Trading Analysis

        Goldman Sachs analyzed the implied value of the Aggregate Per Share Consideration in relation to the closing share price of shares of American Capital common stock on (1) May 20, 2016, and the associated 30-day and 52-week volume weighted trading averages, (2) November 13, 2015, the trading day prior to the filing of Elliott's initial Schedule 13D, and (3) November 24, 2015, the trading day prior to the announcement of the commencement of American Capital's strategic review. For purposes of this analysis only, Goldman Sachs calculated the implied value of the Aggregate Per Share Consideration by multiplying the exchange ratio of 0.483 of a share of Ares Capital common stock per share of American Capital common stock by $15.19, the closing price for shares of Ares Capital common stock on May 20, 2016, and adding the $10.06 of cash consideration per share of American Capital common stock payable in connection with the merger.

        This analysis indicated that the implied value of the Aggregate Per Share Consideration to be paid to holders of shares of American Capital common stock represented:

  •
  a premium of 11.4% based on the closing share price of American Capital common stock on May 20, 2016;

  •
  a premium of 10.2% based on the 30-day volume-weighted trading average price of American Capital common stock as of May 20, 2016;

  •
  a premium of 25.0% based on the 52-week volume-weighted trading average price of American Capital common stock as of May 20, 2016;

  •
  a premium of 21.6% based on the closing share price of American Capital common stock on November 13, 2015; and

  •
  a premium of 25.1% based on the closing share price of American Capital common stock on November 24, 2015.

Selected Transactions Analysis

        Goldman Sachs analyzed certain information relating to the following selected transactions in the business development company industry since 2009:

  •
  Pennant Park Floating Rate Capital's acquisition of MCG Capital Corporation announced in April 2015 (0.99x);

  •
  Ares Capital's acquisition of Allied Capital Corporation announced in October 2009 (0.54x); and

  •
  Prospect Capital Corporation's acquisition of Patriot Capital Funding, Inc. announced in August 2009 (0.52x).

        For each of the selected transactions, Goldman Sachs calculated and compared aggregate consideration as a multiple of net asset value, which is included in parentheses for each such transaction above. While none of the companies that participated in the selected transactions are directly comparable to American Capital and none of the selected transactions are directly comparable to the proposed merger, the companies that participated in the selected transactions are companies with operations that, for the purposes of analysis, may be considered similar to certain of American Capital's results, market size and product profile, and as such, for purposes of this analysis, the selected transactions may be considered similar to the proposed merger.

        The following table presents the results of this analysis:

Selected Transactions
	Range	Median	Mean
Aggregate Per Share Consideration as a Multiple of Net Asset Value	0.52x–0.99x	0.54x	0.69x

        Then, Goldman Sachs derived a range of illustrative prices per share of American Capital common stock by multiplying the range in the table above by American Capital's net asset value as of March 31, 2016, as reported in American Capital's Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, and dividing by the total number of fully diluted shares of American Capital outstanding as of May 20, 2016, calculated on a treasury stock method basis, using information provided by American Capital's management. This resulted in a range of illustrative values per share of American Capital common stock of $9.72 to $18.51.

Illustrative Distributable Cash Flow Analysis

  American Capital Standalone

        Goldman Sachs performed an illustrative distributable cash flow analysis on American Capital, using the American Capital Forecasts, to derive a range of illustrative values per share of American Capital common stock. Using discount rates ranging from 9.0% to 10.0%, reflecting estimates of American Capital's cost of equity, Goldman Sachs discounted to present value as of March 31, 2016, (i) estimates of the distributable cash flow to be generated by American Capital for the last three quarters of 2016 through the calendar year ending 2018, as reflected in the American Capital Forecasts, as adjusted to exclude outflows related to share repurchases and inflows related to options exercised from April 1, 2016, to May 20, 2016 and (ii) a range of illustrative terminal values for American Capital, calculated by applying multiples ranging from 0.60x to 1.10x to an estimate of the net asset value of American Capital as of December 31, 2018, as reflected in the American Capital Forecasts. Goldman Sachs used a range of discount rates from 9.0% to 10.0% derived by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally. Goldman Sachs derived a range of illustrative prices per share of American Capital common stock by adding the ranges of present values it derived using (i) the estimated distributable cash flows and (ii) the illustrative terminal values, in each case as described above, and dividing the resulting range by the total number of fully diluted shares of American Capital outstanding as of May 20, 2016, calculated on a treasury stock method basis, using information provided by American Capital's management. This resulted in a range of illustrative present values per share of American Capital common stock of $14.96 to $18.36.

  Pro Forma Combined Company

        Goldman Sachs also performed an illustrative distributable cash flow analysis on American Capital and Ares Capital, on a combined company basis (which is referred to as the "combined company"), using the Combined Company Forecasts, to derive a range of illustrative values per share of American Capital common stock.

        First, Goldman Sachs derived a range of illustrative present values of the combined company. Using discount rates ranging from 7.0% to 8.0%, reflecting estimates of the combined company's cost of equity, Goldman Sachs discounted to present value as of March 31, 2016, (i) estimates of the distributable cash flow to be generated by the combined company for the last quarter of 2016 through the calendar year ending 2019, as reflected in the Combined Company Forecasts and (ii) a range of illustrative terminal values for the combined company, calculated by applying multiples ranging from 0.60x to 1.10x to an estimate of the net asset value of the combined company as of December 31, 2019, as reflected in the Combined Company Forecasts. Goldman Sachs used a range of discount rates from 7.0% to 8.0% derived by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally. Goldman Sachs then derived a range of illustrative present values of the combined company by adding the ranges of present values it derived using (i) the estimated distributable cash flows and (ii) the illustrative terminal values, in each case as described above.

        Goldman Sachs subsequently derived a range of illustrative present values for the implied per share value of the Ares Capital common stock component of the merger consideration by multiplying the range of illustrative present values of the combined company, as described above, by 26%, the approximate percentage of shares of Ares Capital common stock to be held by holders of shares of American Capital common stock following the completion of the mergers, using information provided by Ares Capital's management and approved for Goldman Sachs' use by the American Capital board of directors, and dividing the resulting range by the total number of fully diluted shares of American Capital common stock outstanding as of May 20, 2016, calculated on a treasury stock method basis using information provided by American Capital's management. Finally, Goldman Sachs added the undiscounted cash consideration of $10.06 to the resulting range to derive a range of illustrative present values per share of American Capital common stock of $15.97 to $19.41.

  Miscellaneous

        The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to American Capital or Ares Capital or the Transactions.

        Goldman Sachs prepared these analyses for purposes of Goldman Sachs' providing its opinion to American Capital's board of directors as to the fairness from a financial point of view of the Aggregate Per Share Consideration to be paid to holders (other than Ares Capital, Ares Capital Management, any holders entering into the Elliott Support Agreement and their respective affiliates) of shares of American Capital common stock pursuant to the merger agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of American Capital, Ares Capital, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

        The merger consideration was determined through arm's-length negotiations between American Capital and Ares Capital (as well as the parties to the Mortgage Manager Purchase Agreement) and was approved by American Capital's board of directors. Goldman Sachs provided advice to American Capital during these negotiations. Goldman Sachs did not, however, recommend any specific amount or form of consideration to American Capital or its board of directors or that any specific amount or form of consideration constituted the only appropriate consideration for the Transactions.

        As described in the section entitled "—Reasons for the Transactions," Goldman Sachs' opinion to the American Capital board of directors was one of many factors taken into consideration by the American Capital board of directors in making its determination to approve the adoption of the merger agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex B.

        Goldman Sachs and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of American Capital, Ares Capital, any of their respective affiliates and third parties, including Elliott, a significant shareholder of American Capital, and Ares Management, and their respective affiliates and, if applicable, their respective portfolio companies, or any currency or commodity that may be involved in the Transactions. Goldman Sachs acted as financial advisor to American Capital in connection with, and participated in certain of the negotiations leading to, the Transactions. Goldman Sachs has provided certain financial advisory and/or underwriting services to American Capital and its affiliates from time to time. During the two year period ended May 23, 2016, Goldman Sachs received compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to American Capital and/or its affiliates of approximately $750,000. Goldman Sachs has also provided certain financial advisory and/or underwriting services to Ares Management, Ares Capital and/or their respective affiliates and affiliated portfolio companies from time to time for which its Investment Banking Division has received, and may receive, compensation, including having acted as financial advisor to Energy Investors Funds Group, funds managed by an affiliate of Ares Management, in connection with the sale of two hydroelectric power facilities in May 2015; as bookrunner with respect to the public offering of 11,363,636 shares of Ares Management common stock in May 2014; as co-manager with respect to the public offering of 422,000,000 shares of Ozner Water International Holding Ltd., an affiliated portfolio company of a fund managed by an affiliate of Ares Management, in June 2014; as joint bookrunner with respect to a public offering of 4.000% Senior Notes due 2024 (aggregate principal amount $250 million) an indirect subsidiary of Ares Management in October 2014; as financial advisor to Advanstar Inc., an affiliated portfolio company of a fund managed by an affiliate of Ares Management, in connection with its sale to UBM PLC in December 2014; as joint lead arranger with respect to a $720 million bank loan to American Tire Distributors Inc., an affiliated portfolio company of a fund managed by an affiliate of Ares Management, in March 2015; as joint lead arranger with respect to a $200 million bank loan to CHG Healthcare Services Inc., an affiliated portfolio company of a fund managed by an affiliate of Ares Management, in May 2015; and as co-manager with respect to a public offering of 5.250% Guaranteed Senior Notes due 2025 (aggregate principal amount $325 million) by an indirect subsidiary of Ares Management in August 2015. During the two year period ended May 23, 2016, Goldman Sachs received compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to Ares Management, Ares Capital and/or their respective affiliates and affiliated portfolio companies of approximately $[    •    ]. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to American Capital, Ares Capital, Elliott, Ares Management and their respective affiliates and, if applicable, any of their respective portfolio companies, for which its Investment Banking Division may receive compensation. Affiliates of Goldman Sachs also may have co-invested with Ares Capital, Elliott, Ares Management and their respective affiliates from time to time and may have invested in limited partnership units of affiliates of Ares Management and Elliott from time to time and may do so in the future. During the two year period ended May 23, 2016, the Investment Banking Division of Goldman Sachs has not been engaged by Elliott or its affiliates to provide financial advisory or underwriting services for which Goldman Sachs has received compensation.

        The American Capital board of directors selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to those contemplated by the merger agreement. Pursuant to a letter agreement dated November 23, 2015, American Capital engaged Goldman Sachs to act as its financial advisor in connection with the contemplated transactions. Pursuant to the terms of this engagement letter, American Capital paid to Goldman Sachs $3.0 million prior to the announcement of the Transactions and agreed to pay Goldman Sachs a transaction fee that was estimated, based on the information available as of the date of announcement, to be approximately $13.7 million, all of which is payable upon the completion of the merger. In addition, American Capital will pay a discretionary fee of

$2.0 million to Goldman Sachs upon the completion of the merger. In addition, American Capital has agreed to reimburse Goldman Sachs for certain of its reasonable expenses, including reasonable attorneys' fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.

  Credit Suisse Securities (USA) LLC

        American Capital retained Credit Suisse to act as its financial advisor in connection with the Transactions. In connection with Credit Suisse's engagement, the American Capital board of directors requested that Credit Suisse evaluate the fairness, from a financial point of view, to the holders of shares of American Capital common stock (other than Ares Capital, Ares Capital Management, any holders entering into the Elliott Support Agreement and their respective affiliates) of the Aggregate Per Share Consideration (as defined below) to be received by such stockholders pursuant to the terms of the merger agreement. For purposes of Credit Suisse's opinion, the "Aggregate Per Share Consideration" was defined as the aggregate of $6.41 per share in cash, without interest, from Ares Capital, $1.20 per share in cash, without interest, from Ares Capital Management, $2.45 per share in cash, without interest, and 0.483 of a share of Ares Capital common stock per share.

        On May 23, 2016, at a meeting of the American Capital board of directors held to evaluate the proposed Transactions, Credit Suisse rendered to the American Capital board of directors an oral opinion, subsequently confirmed by delivery of a written opinion dated May 23, 2016, to the effect that, based on and subject to various assumptions made, procedures followed, matters considered and limitations on the review undertaken, as of that date, the Aggregate Per Share Consideration to be received by holders of shares of American Capital common stock in the merger was fair, from a financial point of view, to such stockholders, other than Ares Capital, Ares Capital Management, any holders entering into the Elliott Support Agreement and their respective affiliates.

        The full text of Credit Suisse's written opinion, dated May 23, 2016, to the American Capital board of directors, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Credit Suisse in connection with such opinion, is attached to this document as Annex C and is incorporated into this document by reference in its entirety. The description of Credit Suisse's opinion set forth in this document is qualified in its entirety by reference to the full text of Credit Suisse's opinion. Credit Suisse's opinion was provided to the American Capital board of directors (in its capacity as such) for its information in connection with its evaluation of the fairness, from a financial point of view, to the holders of shares of American Capital common stock (other than Ares Capital, Ares Capital Management, any holders entering into the Elliott Support Agreement and their respective affiliates) of the Aggregate Per Share Consideration to be received by such stockholders in the merger and did not address any other aspect or implication of the merger or any voting, support or other agreement, arrangement or understanding entered into in connection with the merger or otherwise, including the relative merits of the merger as compared to alternative transactions or strategies that might be available to American Capital or the underlying decision of American Capital to proceed with the merger. Credit Suisse's opinion does not constitute advice or a recommendation to any stockholder as to how such stockholder should vote or act on any matter relating to the merger or the related transactions.

        In arriving at its opinion, Credit Suisse reviewed the merger agreement, certain related agreements, including the Mortgage Manager Purchase Agreement, and certain publicly available business and financial information relating to American Capital and Ares Capital. Credit Suisse also reviewed certain other information relating to American Capital and Ares Capital, including (1) financial forecasts relating to American Capital for each of the years from 2016 to 2018, prepared by American Capital's management (the "American Capital Forecasts") and (2) financial forecasts relating to Ares Capital for each of the years from 2016 to 2019, prepared by Ares Capital's management (the "Ares Capital Forecasts"), in each case as approved for Credit Suisse's use by

American Capital's management and the American Capital board of directors. American Capital's management and the American Capital board of directors directed Credit Suisse to use and rely on the American Capital Forecasts and the Ares Capital Forecasts for purposes of its analyses. In addition, Credit Suisse met with American Capital's management and Ares Capital's management to discuss the business and prospects of American Capital and Ares Capital, respectively, as well as their assessment of the strategic rationale for, and the potential benefits of, the merger. Credit Suisse also considered certain financial and stock market data of American Capital and Ares Capital, and Credit Suisse compared that data with similar data for other publicly held companies in businesses it deemed similar to those of American Capital and Ares Capital and Credit Suisse considered, to the extent publicly available, the financial terms of certain other business combinations and other transactions which had been effected. Credit Suisse also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which it deemed relevant.

        Credit Suisse expressed no opinion as to any adjustment to the Mortgage Manager consideration, which is subject to adjustment pursuant to the merger agreement. Credit Suisse also expressed no opinion as to the ACAM merger, which will occur concurrently with the closing of the merger.

        In connection with its review, Credit Suisse did not independently verify any of the foregoing information, and Credit Suisse assumed and relied upon such information being complete and accurate in all material respects. With respect to the American Capital Forecasts, American Capital's management and the American Capital board of directors advised Credit Suisse, and Credit Suisse assumed, that such forecasts were reasonably prepared on bases reflecting the best then-currently available estimates and judgments of American Capital's management and the American Capital board of directors as to the future financial performance of American Capital, including the timing and valuation of forecasted asset sales and forecasted cost savings. With respect to the Ares Capital Forecasts, American Capital's management, Ares Capital's management and the American Capital board of directors advised Credit Suisse, and Credit Suisse assumed, that such forecasts were reasonably prepared on bases reflecting the best then-currently available estimates and judgments of American Capital's management, Ares Capital's management and the American Capital board of directors as to the future financial performance of Ares Capital. Credit Suisse expressed no opinion with respect to the American Capital Forecasts or the Ares Capital Forecasts or the assumptions upon which they were based. American Capital's management and the American Capital board of directors directed Credit Suisse to use and rely on the estimates of American Capital's management and the American Capital board of directors as to the tax benefits to American Capital from American Capital's deferred tax assets, including anticipated usage of net operating loss carryforwards and the timing thereof. Credit Suisse expressed no opinion with respect to such tax benefits or the assumptions upon which they were based. American Capital's management and the American Capital board of directors directed Credit Suisse to use and rely on the estimate of American Capital's management and the American Capital board of directors as to the aggregate cost of the premium of the insurance policy required to be purchased by American Capital in connection with the Mortgage Manager Sale, and Credit Suisse expressed no opinion with respect to such estimate or the assumptions upon which it was based.

        Credit Suisse was not requested to make, and did not make, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of American Capital or Ares Capital or any of their respective subsidiaries, nor was Credit Suisse furnished with any such evaluations or appraisals produced by a third party. In addition, Credit Suisse was not requested to review, and did not review, individual credit files or loan portfolios of American Capital or Ares Capital or any of their respective subsidiaries. Credit Suisse did not estimate, and expressed no opinion regarding, the value of any asset of American Capital or Ares Capital or any of their respective subsidiaries, whether at then-current market prices or in the future, nor did Credit Suisse estimate, or express an opinion regarding, the liquidation value of any asset of American Capital or Ares Capital or any of their respective subsidiaries. With respect to the valuations of American Capital's assets (including net asset value estimates) provided by or on behalf of American Capital, American Capital's management and the American Capital board of directors advised Credit Suisse, and Credit Suisse assumed, that such valuations were reasonably prepared on bases reflecting the best then-currently available estimates and judgments of American Capital's management and the American Capital board of directors. In addition, Credit Suisse was not requested to make, and did not make, an independent evaluation of the solvency or fair value of American Capital or Ares Capital.

        Credit Suisse assumed, with American Capital's consent, that, in the course of obtaining any regulatory or third party consents, approvals or agreements in connection with the Transactions, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on American Capital, Ares Capital or the contemplated benefits of the Transactions and that the merger would be completed in accordance with the terms of the merger agreement without waiver, modification or amendment of any material term, condition or agreement thereof, including that the transactions contemplated by the Mortgage Manager Purchase Agreement would be completed prior to the effective time (or concurrently or substantially concurrently with the effective time). Credit Suisse further assumed, with American Capital's consent, that the transactions contemplated by the Mortgage Manager Purchase Agreement would be completed on the terms set forth in such agreement, without any waiver, modification or amendment of any material term, condition or agreement thereof. Credit Suisse expressed no view or opinion as to any terms or other aspects of the transactions contemplated by the Mortgage Manager Purchase Agreement.

        Credit Suisse's opinion addressed only the fairness, from a financial point of view, to holders of shares of American Capital common stock (other than Ares Capital, Ares Capital Management, any holders entering into the Elliott Support Agreement and their respective affiliates) of the Aggregate Per Share Consideration to be received by such stockholders in the merger and did not address any other aspect or implication of the merger or any voting, support or other agreement, arrangement or understanding entered into in connection with the merger or otherwise, including, without limitation, any allocation of the Aggregate Per Share Consideration, the form or structure of the merger, the transactions contemplated by the Mortgage Manager Purchase Agreement, the fairness of the merger to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of American Capital and the fairness of the amount or nature of, or any other aspect relating to, any compensation to any officers, directors or employees of any party to the merger, or class of such persons, relative to the Aggregate Per Share Consideration or otherwise. Credit Suisse's opinion did not address the make-up dividend amount. The issuance of Credit Suisse's opinion was approved by Credit Suisse's authorized internal committee.

        Credit Suisse's opinion was necessarily based upon information made available to it as of the date of its opinion and financial, economic, market and other conditions as they existed and could be evaluated on that date. Credit Suisse has not undertaken, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to its attention after the date of its opinion. Credit Suisse did not express any opinion as to what the value of shares of Ares Capital common stock actually would be when issued to the holders of shares of American Capital common stock pursuant to the merger or the prices at which shares of Ares Capital common stock would trade at any time. Credit Suisse's opinion did not address the relative merits of the merger as compared to alternative transactions or strategies that might be available to American Capital, nor did it address the underlying business decision of American Capital to proceed with the merger. Furthermore, Credit Suisse did not express any advice or opinion regarding matters that require legal, regulatory, accounting, insurance, intellectual property, tax, environmental, executive compensation or other similar professional advice. Credit Suisse assumed that American Capital had obtained or would obtain such advice or opinions from the appropriate professional sources.

        In preparing its opinion to the American Capital board of directors, Credit Suisse performed a variety of financial and comparative analyses, including those described below. The summary of Credit Suisse's analyses described below is not a complete description of the analyses underlying Credit Suisse's opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. Credit Suisse arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis. Accordingly, Credit Suisse believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors, without considering all analyses and factors, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

        In its analyses, Credit Suisse considered industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of American Capital and Ares Capital. No company or business used for comparative purposes in Credit Suisse's analyses is identical to American Capital or Ares Capital, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading or other values of the companies or business segments analyzed. The estimates contained in Credit Suisse's analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold or acquired. Accordingly, the estimates used in, and the results derived from, Credit Suisse's analyses are inherently subject to substantial uncertainty.

        Credit Suisse was not requested to, and it did not, recommend the specific consideration payable pursuant to the merger agreement, which merger consideration was determined through negotiations between American Capital and Ares Capital (as well as the parties to the Mortgage Manager Purchase Agreement), and the decision for American Capital to enter into the merger agreement was solely that of the American Capital board of directors. Credit Suisse's opinion and financial analyses were only one of many factors considered by the American Capital board of directors in its evaluation of the proposed mergers and should not be viewed as determinative of the views of the American Capital board of directors or management with respect to the mergers or the merger consideration.

        The following is a summary of the material financial analyses reviewed with the American Capital board of directors on May 23, 2016 in connection with Credit Suisse's opinion.

Selected Companies Analyses

        Credit Suisse performed separate selected companies analyses of American Capital and Ares Capital.

        American Capital.    In performing a selected companies analysis of American Capital, Credit Suisse reviewed financial and stock market information of American Capital and the following two groups of selected publicly traded companies, which Credit Suisse in its professional judgment considered generally relevant for comparative purposes as publicly traded business development companies, which 15 companies collectively are referred to in this section as the "American Capital selected companies":

Externally Managed BDCs	Internally Managed BDCs
• Ares Capital Corporation	• Main Street Capital Corporation
• Prospect Capital Corporation	• Hercules Capital, Inc.
• FS Investment Corporation	• Triangle Capital Corporation
• Apollo Investment Corporation
• TPG Specialty Lending, Inc.
• Golub Capital BDC, Inc.
• New Mountain Finance Corporation
• Solar Capital Ltd.
• Fifth Street Finance Corp.
• Goldman Sachs BDC, Inc.
• TCP Capital Corp.
• BlackRock Capital Investment Corporation

        Credit Suisse reviewed, among other things, price to book value ratios for the American Capital selected companies. The overall low to high price to book value ratio observed for the Externally Managed BDCs were 0.60x to 1.08x (with a mean of 0.90x and a median of 0.94x) and for the Internally Managed BDCs were 1.19x to 1.48x (with a mean of 1.30x and a median of 1.22x). Credit Suisse noted that the price to book value ratio observed for American Capital, based on market data as of May 20, 2016 and financial data as of March 31, 2016, and calculated on a fully-diluted basis, was 0.83x. Credit Suisse noted that on an unaffected basis the price to book value ratio observed for American Capital was 0.74x, based on market data as of November 13, 2015, the trading day prior to the filing of Elliott's initial Schedule 13D, and financial data as of September 30, 2015, and calculated on a fully-diluted basis.

        Credit Suisse then selected a range of price to net asset value ratios of 0.70x to 1.00x, derived by Credit Suisse from the price to book value ratios of the American Capital selected companies. Credit Suisse applied this range of price to net asset value ratios to the net asset value of American Capital at March 31, 2016, as reported in American Capital's Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, adjusted to include share repurchases and option exercises through May 20, 2016 and to exclude American Capital's deferred tax asset balance as at March 31, 2016. Credit Suisse then calculated a range of net present values, using discount rates from 8.0% to 11.0%, of utilizing American Capital's deferred tax assets, including the anticipated usage of net operating loss carryforwards and the timing thereof, and added the resulting net present values to the range produced by the application of the range of price to net asset value ratios to the adjusted net asset value of American Capital.

        This selected companies analysis indicated an implied value range of $13.08 to $18.14 per share of American Capital common stock.

        Ares Capital.    In performing a selected public companies analysis of Ares Capital, Credit Suisse reviewed financial and stock market information of Ares Capital and the following two groups of selected companies, which Credit Suisse in its professional judgment considered generally relevant for comparative purposes as publicly traded business development companies, which 15 companies collectively are referred to in this section as the "Ares Capital selected companies":

Externally Managed BDCs	Internally Managed BDCs
• Prospect Capital Corporation	• American Capital, Ltd.
• FS Investment Corporation	• Main Street Capital Corporation
• Apollo Investment Corporation	• Hercules Capital, Inc.
• TPG Specialty Lending, Inc.	• Triangle Capital Corporation
• Golub Capital BDC, Inc.
• New Mountain Finance Corporation
• Solar Capital Ltd.
• Fifth Street Finance Corp.
• Goldman Sachs BDC, Inc.
• TCP Capital Corp.
• BlackRock Capital Investment Corporation

        Credit Suisse reviewed, among other things, price to book value ratios for the Ares Capital selected companies. The overall low to high price to book value ratio observed for the Externally Managed BDCs were 0.60x to 1.08x (with a mean of 0.90x and a median of 0.96x) and for the Internally Managed BDCs were 0.83x to 1.48x (with a mean of 1.18x and a median of 1.21x). Credit Suisse noted that the price to book value ratio observed for Ares Capital, based on market data as of May 20, 2016, and financial data as of March 31, 2016, was 0.92x.

        Credit Suisse then selected a range of price to net asset value ratios of 0.85x to 1.05x, derived by Credit Suisse from the price to book value ratios of the Ares Capital selected companies. Credit Suisse applied this range of price to net asset value ratios to the net asset value of Ares Capital at March 31, 2016, as reported in Ares Capital's Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.

        This selected companies analysis indicated an implied value range of $14.02 to $17.32 per share of Ares Capital common stock.

Dividend Discount Analyses

        Credit Suisse performed separate dividend discount analyses of American Capital and Ares Capital.

        American Capital.    In performing a dividend discount analysis of American Capital, Credit Suisse calculated the estimated present value of distributable cash flow that American Capital was forecasted to generate during the last three quarters of the calendar year ended December 31, 2016 through the calendar year ended December 31, 2018 based upon the American Capital Forecasts, as adjusted to exclude outflows related to share repurchases and inflows related to options exercised from April 1, 2016, to May 20, 2016. Credit Suisse then calculated terminal value ranges for American Capital by applying a range of terminal value multiples of 0.70x to 1.00x to the present value of American Capital's estimated net asset value at December 31, 2018 based upon the American Capital Forecasts. The present values of American Capital's distributable cash flows and estimated net asset value at December 31, 2018 were calculated as at March 31, 2016 using discount rates ranging from 8.00% to 11.00%. The resulting analysis indicated an implied value range of $15.43 to $17.94 per share of American Capital common stock.

        Ares Capital.    In performing a dividend discount analysis of Ares Capital, Credit Suisse calculated the estimated present value of distributable cash flow that Ares Capital was forecasted to generate during the last three quarters of the calendar year ended December 31, 2016 through the calendar year ended December 31, 2019 based upon the Ares Capital Forecasts. Credit Suisse then calculated terminal value ranges for Ares Capital by applying a range of terminal value multiples of 0.85x to 1.05x to the present value of Ares Capital's estimated net asset value at December 31, 2019 based upon the Ares Capital Forecasts. The present values of Ares Capital's distributable cash flows and estimated net asset value at December 31, 2019 were calculated as at March 31, 2016 using discount rates ranging from 7.50% to 10.00%. The resulting analysis indicated an implied value range of $15.28 to $19.10 per share of Ares Capital common stock.

Other Factors

        Credit Suisse also noted for the American Capital board of directors certain additional factors that were not considered in its financial analysis with respect to its opinion but that were referenced for informational purposes. Specifically, Credit Suisse also reviewed the closing trading price of each of American Capital and Ares Capital on May 20, 2016 of $15.62 and $15.19, respectively. Credit Suisse also reviewed the closing trading price of American Capital on November 13, 2015, the trading day prior to the filing of Elliott's initial Schedule 13D, of $14.31.

        Credit Suisse also reviewed with the American Capital board of directors the 52-week trading low and trading high ranges of American Capital of $11.92 to $16.13 and Ares Capital of $11.01 to $16.80. Finally, Credit Suisse also reviewed with the American Capital board of directors research analyst price target ranges that were available to Credit Suisse for the share prices of American Capital of $15.00 to $18.00 and Ares Capital of $15.00 to $19.00.

Miscellaneous

        American Capital selected Credit Suisse to act as its financial advisor in connection with the Transactions based on Credit Suisse's qualifications, experience, reputation and familiarity with American Capital and its business. Credit Suisse is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

        American Capital paid to Credit Suisse $3.0 million prior to the announcement of the Transactions and agreed to pay Credit Suisse a transaction fee that was estimated, based on the information available as of the date of the announcement, to be approximately $13.7 million, all of which is payable upon the completion of the merger. In addition, American Capital will pay a discretionary fee of $2.0 million to Credit Suisse upon the completion of the merger. In addition, American Capital has agreed to reimburse Credit Suisse for its expenses, including fees and expenses of legal counsel, and to indemnify Credit Suisse and certain related parties for certain liabilities and other items arising out of or related to Credit Suisse's engagement.

        Credit Suisse and its affiliates have in the past provided, are currently providing and in the future may provide investment banking and other financial advice and services to American Capital and its affiliates, for which Credit Suisse and its affiliates have received, and would expect to receive, compensation, including, among other things, having acted or acting in various roles in connection with securities offerings for American Capital, as a lender in connection with American Capital's revolving credit facility and as a broker in connection with the sale of debt capital market derivatives to the affiliates of American Capital, including (1) acting as a co-lead manager in connection with the initial public offering of American Capital Senior Floating, a publicly listed business development company externally managed by a wholly owned subsidiary of American Capital and (2) administrative agent, arranger and provided interest rate swaps in connection with the revolving credit facility for SMG Worldwide, a portfolio company of American Capital Equity III, a private fund managed by a wholly owned subsidiary of American Capital. During the two year period ended May 23, 2016, Credit Suisse has earned approximately $3.3 million in revenue for investment banking services provided to American Capital and its affiliates, other than for fees earned in connection with the Transactions. Credit Suisse and its affiliates have in the past provided, are currently providing and in the future may provide investment banking and other financial services to Ares Capital and its affiliates, including, among other things, having acted or acting in various roles in connection with securities offerings for Ares Capital and as a lender in connection with Ares Capital's Revolving Credit Facility. Credit Suisse and its affiliates in the past have provided, currently are providing and in the future may provide services to Ares Management and certain of its affiliates or affiliated portfolio companies unrelated to the Transactions, for which services Credit Suisse and its affiliates have received, and expect to receive, compensation, including, among other things, having acted or acting in various roles in connection with securities offerings, as a lender in connection with Ares Management's revolving credit facilities and certain affiliated portfolio companies of funds managed by affiliates of Ares Management, including (1) as a co-manager in connection with the initial public offering of Ares Management in 2014, (2) as a co-manager in connection with the offering of 5.250% Senior Notes due 2025 of Ares Finance Co. II LLC, an indirect subsidiary of Ares Management, in 2015, (3) as a passive bookrunner in connection with the offering of 4.000% Senior Notes due 2024 of Ares Finance Co. LLC, an indirect subsidiary of Ares Management, in 2014, (4) as a bookrunner in connection with the syndicated loan transaction and interest rate hedge for Aspen Dental Management, Inc., an affiliated portfolio company of a fund managed by an affiliate of Ares Management, in 2015, (5) as an administrative agent and/or arranger in connection with syndicated loan transactions for Insight Global Inc., an affiliated portfolio company of a fund managed by an affiliate of Ares Management, in 2014, 2015 and 2016, (6) as a bookrunner in connection with the initial public offering and follow-on equity offering of Smart & Final Stores, Inc., an affiliated portfolio company of a fund managed by an affiliate of Ares Management, in 2014 and 2015, (7) as an arranger and bookrunner in connection with the syndicated loan transaction of BlackBrush Oil & Gas, L.P., an affiliated portfolio company of a fund managed by an affiliate of Ares Management in 2014, (8) as a bookrunner and lead arranger in connection with the acquisition financing and refinancing related to the acquisition of Neiman Marcus Group LTD, Inc. an affiliated portfolio company of a fund managed by an affiliate of Ares Management and (9) as an administrative agent and lead arranger in connection with the credit facility of Neiman Marcus Group LTD, Inc. During the two year period ended May 23, 2016, Credit Suisse has earned approximately $[    •    ] million in revenue for investment banking services provided to Ares Capital, Ares Management and their respective affiliates. During the two year period ended May 23, 2016, Credit Suisse has not provided investment banking services to Elliott for which Credit Suisse has received compensation.

        Credit Suisse and its affiliates may have provided other financial advice and services, and may in the future provide financial advice and services, to American Capital, Ares Capital, Ares Management and their respective affiliates and third parties, including Elliott, for which Credit Suisse and its affiliates have received, and would expect to receive, compensation. Credit Suisse is a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, Credit Suisse and its affiliates may acquire, hold or sell, for its and its affiliates own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of American Capital, Ares Capital and any other company, including Elliott and Ares Capital Management, that may be involved in the Transactions, and of their respective affiliates and, if applicable, portfolio companies, as well as provide investment banking and other financial services to such companies.

Opinions of Financial Advisors to the Ares Capital Board of Directors

  Wells Fargo Securities, LLC

        On May 22, 2016, Wells Fargo Securities rendered its oral opinion to the Ares Capital board of directors, which was confirmed in writing by delivery of Wells Fargo Securities' written opinion addressed to the Ares Capital board of directors, dated May 23, 2016, as to, as of that date, the fairness, from a financial point of view, to Ares Capital of the Ares Capital consideration to be paid by Ares Capital in the mergers.

        Wells Fargo Securities' opinion was for the information of the Ares Capital board of directors (in its capacity as such) in connection with its evaluation of the mergers. Wells Fargo Securities' opinion only addressed the fairness, from a financial point of view, to Ares Capital of the Ares Capital consideration to be paid by Ares Capital in the mergers and did not address any other terms, aspects or implications of the mergers or any agreements, arrangements or understandings entered into in connection with the mergers, any other portion of the merger consideration, any related transactions or otherwise. The summary of Wells Fargo Securities' opinion in this document is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex D-2 to this document and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Wells Fargo Securities in connection with the preparation of its opinion. However, neither Wells Fargo Securities' opinion nor the summary of its opinion and the related analyses set forth in this document are intended to be, and do not constitute, a recommendation as to or otherwise address how any stockholder should vote or act in respect to the mergers or any related matter.

        In arriving at its opinion, Wells Fargo Securities, among other things:

  •
  Reviewed the merger agreement, including the financial terms of the mergers;

  •
  Reviewed the Mortgage Manager Purchase Agreement;

  •
  Reviewed the Transaction Support Fee Waiver Agreement;

  •
  Reviewed certain publicly available business, financial and other information regarding American Capital, including information set forth in American Capital's annual reports on Form 10-K for the fiscal years ended December 31, 2013, 2014 and 2015, American Capital's quarterly report on Form 10-Q for the quarterly period ended March 31, 2016, and American Capital's preliminary proxy statement filed with the Securities and Exchange Commission on September 30, 2015;

  •
  Reviewed certain publicly available business, financial and other information regarding Ares Capital, including information set forth in Ares Capital's annual reports on Form 10-K for the fiscal years ended December 31, 2013, 2014 and 2015 and Ares Capital's quarterly report on Form 10-Q for the quarterly period ended March 31, 2016;

  •
  Reviewed certain other business and financial information regarding American Capital furnished to Wells Fargo Securities by American Capital and discussed with the managements of American Capital and Ares Capital;

  •
  Reviewed certain other business and financial information regarding Ares Capital furnished to Wells Fargo Securities by and discussed with the management of Ares Capital, including financial forecasts and estimates relating to Ares Capital for the fiscal years ending December 31, 2016 through December 31, 2021 prepared by the management of Ares Capital, both on a stand-alone basis, or the "Ares Capital Stand-alone Forecasts" and on a pro forma basis, giving effect to the mergers and Ares Capital's intended post-mergers business plan, or the "Ares Capital Pro Forma Forecasts";

  •
  Reviewed estimated net asset values of American Capital's investment portfolios and other assets as of September 30, 2016 prepared by the management of Ares Capital based upon financial forecasts and estimates and assumptions relating thereto determined by management of Ares Capital, referred to herein as the adjusted NAV estimates;

  •
  Discussed with the managements of American Capital and Ares Capital the operations and prospects of American Capital, including the historical financial performance and trends in the results of operations of American Capital;

  •
  Discussed with the management of Ares Capital the operations and prospects of Ares Capital, including the historical financial performance and trends in the results of operations of Ares Capital;

  •
  Discussed with the management of Ares Capital the strategic rationale for, and certain strategic and financial benefits to Ares Capital anticipated by the management of Ares Capital to result from, the mergers and Ares Capital's intended post-mergers business plan;

  •
  Reviewed the anticipated incremental benefits to Ares Capital of the mergers, determined as the difference between the Ares Capital Pro Forma Forecasts and the Ares Capital Stand-alone Forecasts;

  •
  Reviewed reported prices and trading activity for American Capital common stock and Ares Capital common stock;

  •
  Compared certain financial data of American Capital and Ares Capital with similar data of certain publicly traded companies that Wells Fargo Securities deemed relevant in evaluating American Capital and Ares Capital;

  •
  Compared the proposed financial terms of the mergers with financial terms of certain business combinations and other transactions that Wells Fargo Securities deemed relevant in evaluating the mergers; and

  •
  Considered other information, such as financial studies, analyses and investigations, as well as financial, economic and market criteria, that Wells Fargo Securities deemed appropriate.

        In connection with its review, Wells Fargo Securities assumed and relied upon the accuracy and completeness of the financial and other information provided, discussed with or otherwise made available to it, including all accounting, tax, regulatory and legal information, and Wells Fargo Securities did not independently verify (and did not assume any responsibility for independently verifying) such information. Wells Fargo Securities relied upon assurances of the managements of American Capital and of Ares Capital that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. Wells Fargo Securities assumed, with the consent of the board of directors of Ares Capital, that the adjusted NAV estimates (including the assumptions on which they are based) had been reasonably prepared and reflected the best available estimates, judgments and assumptions of the management of Ares Capital as to the net asset values of American Capital's investment portfolios and other assets and, at the direction of the Ares Capital board of directors, Wells Fargo Securities utilized, without independent verification, the adjusted NAV estimates in its analysis. As the Ares Capital board of directors was aware, Wells Fargo Securities was advised by the management of American Capital that current financial forecasts relating to American Capital taking into account, among other things, the pro forma impact to American Capital of the transactions contemplated by the Mortgage Manager Purchase Agreement, had not been, and would not be, prepared or provided to Wells Fargo Securities for purposes of its opinion. Wells Fargo Securities assumed, at the direction of the Ares Capital board of directors, that the Ares Capital Stand-alone Forecasts and the Ares Capital Pro Forma Forecasts (including, in each case, the assumptions on which they are based) had been reasonably prepared and reflected the best available estimates, judgments and assumptions of the management of Ares Capital as to the future financial performance of Ares Capital in the absence of the mergers, and in the event of the mergers, respectively and, at the direction of the Ares Capital board of directors, Wells Fargo Securities utilized the Ares Capital Stand-alone Forecasts and the Ares Capital Pro Forma Forecasts, without independent verification, in its analysis. Wells Fargo Securities assumed no responsibility for, and expressed no view as to, any forecasts, estimates or other information utilized in its analyses or the judgments or assumptions upon which they were based. Wells Fargo Securities also assumed that there have been no meaningful changes in the condition (financial or otherwise), results of operations, business or prospects of American Capital or Ares Capital since the respective dates of the most recent financial statements and other information provided to it and that the financial forecasts and estimates relating to American Capital and Ares Capital reviewed by it reflected all assets and liabilities of American Capital and Ares Capital. In addition, Wells Fargo Securities relied upon the assessments of the management of Ares Capital as to, among other things, the potential impact on American Capital and Ares Capital of market, competitive and other trends in and prospects for, and governmental, regulatory and legislative matters relating to or affecting, the business development company industry. Wells Fargo Securities assumed, with the consent of Ares Capital, that there would be no developments with respect to any such matters that would have an adverse effect on American Capital, Ares Capital, the mergers or related transactions (including the contemplated benefits thereof), including, without limitation, a pre-closing restructuring at ACAM, or that otherwise would be meaningful in any respect to its analyses or opinion.

        In arriving at its opinion, Wells Fargo Securities did not conduct physical inspections of the properties or assets of American Capital, Ares Capital or any other entity, nor did it make or rely upon any independent evaluations or appraisals of the assets or liabilities (contingent, derivative, off-balance sheet or otherwise) of American Capital, Ares Capital or any other entity and Wells Fargo Securities assumed, with the consent of the Ares Capital board of directors, that there are no material undisclosed liabilities of or relating to American Capital for which appropriate reserves, indemnification arrangements or other provisions had not been made. Wells Fargo Securities also did not evaluate the solvency or fair value, as the case may be, of American Capital, Ares Capital or any other entity under state, federal or other laws relating to bankruptcy, insolvency or similar matters.

        Wells Fargo Securities assumed, at the direction of the Ares Capital board of directors, that the mergers and a pre-closing restructuring at ACAM would be consummated in accordance with the terms of the merger agreement and the transactions contemplated by the Mortgage Manager Purchase Agreement would be consummated in accordance with the terms of the Mortgage Manager Purchase Agreement, in each case, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the mergers, a pre-closing restructuring at ACAM and the transactions contemplated by the Mortgage Manager Purchase Agreement, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on American Capital, Ares Capital or the contemplated benefits of the mergers. Wells Fargo Securities' opinion was necessarily based on economic, market, financial and other conditions existing, and information made available to it, as of the date thereof. Wells Fargo Securities expressed no view or opinion as to what the value of Ares Capital common stock would be when issued or the prices at which such securities would trade at any time. Although subsequent developments may affect the matters set forth in its opinion, Wells Fargo Securities does not have any obligation to update, revise, reaffirm or withdraw its opinion or otherwise comment on or consider any such events occurring or coming to its attention after the date thereof.

        It was understood that Wells Fargo's opinion was for the information and use of the Ares Capital board of directors (in its capacity as such) in connection with its evaluation of the mergers and was not rendered to or for the benefit of Ares Management. Wells Fargo Securities' opinion did not constitute a recommendation to the Ares Capital board of directors or to any other person or entity in respect of the mergers or any related transactions.

        Wells Fargo Securities' opinion only addressed the fairness, from a financial point of view and as of the date thereof, to Ares Capital of the Ares Capital consideration to be paid by Ares Capital to the extent expressly specified therein, and did not address any other terms, aspects or implications of the mergers, including, without limitation, the form, structure or tax consequences or benefits of the mergers or related transactions, the form of the Ares Capital consideration, the amount, form or structure of the Ares Management consideration, the Fee Waiver (as defined below) or any other fee waivers provided by Ares Management, the make-up dividend amount, or the Mortgage Manager consideration or any terms, aspects or implications of the Mortgage Manager Purchase Agreement and the transactions contemplated thereby, other transaction undertaken in connection with the mergers or voting agreements or any other agreement, arrangement or understanding entered into in connection with or contemplated by the mergers, any related transactions or otherwise. In addition, Wells Fargo Securities expressed no view or opinion regarding any Alternate Mortgage Manager Transaction (as defined in the merger agreement). Furthermore, Wells Fargo Securities' opinion does not address the fairness of the amount or nature of, or any other aspects relating to, any compensation to be received by any officers, directors or employees of any parties to the mergers or related transactions, or class of such persons, relative to the Ares Capital consideration or otherwise, or as to any consideration or other direct or indirect benefits to be received in connection with or as a result of the mergers or related transactions by Ares Capital Management or any other party. Wells Fargo Securities' opinion also does not address the merits of the underlying decision by Ares Capital to enter into the merger agreement or the relative merits of the mergers and related transactions compared with other business strategies or transactions available or that have been or might be considered by Ares Capital or the Ares Capital board of directors or in which Ares Capital might engage. Wells Fargo Securities also did not express any view or opinion with respect to, and with the consent of Ares Capital relied upon the assessments of representatives of Ares Capital regarding, accounting, tax, regulatory, legal or similar matters as to which it understood that Ares Capital obtained such advice as it deemed necessary from qualified professionals. Except as described in this summary, Ares Capital imposed no other instructions or limitation on Wells Fargo Securities with respect to the investigations made or procedures followed by Wells Fargo Securities in rendering its opinion.

        In connection with rendering its opinion, Wells Fargo Securities performed certain financial, comparative and other analyses as summarized below. This summary is not a complete description of the financial analyses performed and factors considered in connection with such opinion. The preparation of a financial opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytical methods employed and the adaptation and application of these methods to the unique facts and circumstances presented. As a consequence, neither Wells Fargo Securities' opinion nor its underlying analyses is readily susceptible to summary description. Wells Fargo Securities arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, methodology or factor. Accordingly, Wells Fargo Securities believes that its analyses and the following summary must be considered as a whole and that selecting portions of its analyses, methodologies and factors, without considering all analyses, methodologies and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Wells Fargo Securities' analyses and opinion.

American Capital Financial Analysis

        Selected Companies Reference Range.    Wells Fargo Securities reviewed and compared financial and operating data relating to American Capital on a stand-alone basis and the following selected publicly traded companies, which Wells Fargo Securities in its professional judgment considered generally relevant for comparative purposes as publicly traded companies engaged in the BDC industry and are referred to collectively as the American Capital selected companies: (1) seven companies engaged in the BDC industry with a significant non-debt portfolio and (2) ten companies engaged in the BDC industry with assets over $1.5 billion.

        The seven selected publicly traded companies with a significant non-debt portfolio were as follows:

  •
  Apollo Investment Corporation ("Apollo")

  •
  Capital Southwest Corporation

  •
  KCAP Financial, Inc.

  •
  Main Street Capital Corporation ("Main Street")

  •
  Prospect Capital Corporation ("Prospect Capital")

  •
  Solar Capital Ltd. ("Solar Capital")

  •
  TICC Capital Corporation

        The ten selected publicly traded companies with assets over $1.5 billion were as follows:

  •
  Apollo

  •
  Ares Capital

  •
  Fifth Street Finance Corp. ("Fifth Street")

  •
  FS Investment Corporation ("FS Investment")

  •
  Golub Capital BDC, Inc. ("Golub Capital BDC")

  •
  Main Street

  •
  New Mountain Finance Corp. ("New Mountain Finance")

  •
  Prospect Capital

  •
  Solar Capital

  •
  TPG Specialty Lending, Inc. ("TPG Specialty Lending")

        Wells Fargo Securities reviewed, among other things, per share equity values, based on closing stock prices on May 20, 2016, of the American Capital selected companies as a multiple of tangible book value, commonly referred to as NAV, per share as of March 31, 2016. Wells Fargo Securities then applied selected ranges of low to high multiples of NAV per share as of March 31, 2016 of 0.80x to 0.95x, derived from the American Capital selected companies, to the corresponding data of American Capital on a stand-alone basis, as adjusted by Ares Capital's management to give effect to the transactions contemplated by the Mortgage Manager Purchase Agreement and post-quarter-end share repurchases and options exercised from April 1, 2016 through May 20, 2016 as provided by the management of American Capital, which we refer to as the adjusted NAV estimates. This analysis indicated an implied per share equity value reference range for American Capital on an adjusted stand-alone basis of $13.01 to $15.45.

        Selected Transactions Reference Range.    In evaluating American Capital on a stand-alone basis, Wells Fargo Securities reviewed publicly available financial terms of the following (1) four selected transactions in the specialty finance industry and (2) three selected transactions in the REIT industry, referred to collectively as the selected transactions, which Wells Fargo Securities in its professional judgment considered generally relevant for comparative purposes as transactions involving target companies deemed by Wells Fargo Securities to be similar to American Capital in one or more respects:

        Specialty Finance Transactions

Target	Acquiror
• MCG Capital Corporation	• PennantPark Floating Rate Capital Ltd.
• KKR Financial Holdings LLC	• KKR & Co. L.P.
• Allied Capital Corp.	• Ares Capital
• Patriot Capital Funding	• Prospect Capital

        REIT Transactions

Target	Acquiror
• Hatteras Financial Corp.	• Annaly Capital Management Inc.
• JAVELIN Mortgage Investment Corp.	• ARMOUR Residential REIT
• Apollo Residential Mortgage Inc.	• Apollo Commercial Real Estate Finance Inc.

        Wells Fargo Securities reviewed, among other things, per share equity values as a multiple of NAV per share as of the announcement date of the applicable transaction. Wells Fargo Securities then applied selected ranges of low to high multiples of NAV per share as of March 31, 2016 of 0.85x to 0.95x, derived from the selected transactions, to the corresponding data of American Capital on a stand-alone basis, based on the adjusted NAV estimates. This analysis indicated an implied per share equity value reference range for American Capital on an adjusted stand-alone basis of $13.82 to $15.45.

        Adjusted NAV Reference Range.    Wells Fargo Securities also reviewed the estimated NAV of American Capital as of March 31, 2016 and September 31, 2016, in each case based on the adjusted NAV estimates. This analysis indicated an implied per share equity value reference range for American Capital on a stand-alone basis of $14.35 to $14.90.

Ares Capital Financial Analysis

        Ares Capital Selected Public Companies Reference Range.    Wells Fargo Securities reviewed and compared financial and operating data relating to Ares Capital on a stand-alone basis and the following 7 selected companies in the BDC industry, referred to as the Ares Capital selected companies, which Wells Fargo Securities in its professional judgment considered generally relevant for comparative purposes as publicly traded companies in the BDC industry:

  •
  Fifth Street

  •
  FS Investment

  •
  Goldman Sachs BDC, Inc.

  •
  Golub Capital BDC

  •
  New Mountain Finance

  •
  TCP Capital Corp.

  •
  TPG Specialty Lending

        Wells Fargo Securities reviewed, among other things, per share equity values, based on closing stock prices on May 20, 2016, of the Ares Capital selected companies as a multiple of NAV per share as of March 31, 2016. Wells Fargo Securities then applied a selected range of low to high multiples of NAV per share as of March 31, 2016 of 0.95x to 1.05x, derived from the Ares Capital selected companies, to the corresponding data of Ares Capital on a stand-alone basis. Wells Fargo Securities also reviewed annualized quarterly dividends of the Ares Capital selected companies for the most recent quarter, referred to as annualized dividend yield. Wells Fargo Securities then applied a selected range of low to high annualized dividend yields of 9.0% to 10.5%, derived from the Ares Capital selected companies, to Ares Capital's annualized dividend per share as of March 31, 2016. These analyses indicated an implied per share equity value reference ranges for Ares Capital on a stand-alone basis of $15.67 to $17.32 and $14.48 to $16.89, respectively. Wells Fargo Securities, using its professional judgment, then selected an implied per share equity value reference range for Ares Capital on a stand-alone basis of $15.00 to $17.00.

        Ares Capital Dividend Discount Reference Range.    Wells Fargo Securities also performed a dividend discount analysis. Wells Fargo Securities calculated a range of implied present values of the incremental distributable cash flows that Ares Capital was forecasted to generate during the fourth quarter of the fiscal year ending December 31, 2016 through the full fiscal year ending December 31, 2021 on a stand-alone basis utilizing the Ares Capital Stand-alone Forecasts. Wells Fargo Securities applied a range of selected terminal multiples of 0.95x to 1.05x to Ares Capital's projected NAV at December 31, 2021. Present values (as of September 30, 2016) of distributable cash flows and terminal values were then calculated using a discount rate range of 7.5% to 10.5%, chosen by Wells Fargo Securities based on an analysis of the cost of equity for Ares Capital on a stand-alone basis. This analysis indicated an implied per share equity value reference range for Ares Capital on a stand-alone basis of $15.74 to $18.84.

Merger Consideration Analysis

        Consideration Reference Range.    Wells Fargo Securities, using the implied per share equity value reference ranges for Ares Capital on a stand-alone basis, described above under "—Ares Capital Selected Companies Analysis" and "—Ares Capital Dividend Discount Analysis", using its professional judgment, selected an implied per share equity value reference range for Ares Capital on a stand-alone basis of $15.25 to $17.25, and based on the cash consideration of $6.41 per share and the exchange ratio of 0.483 in the mergers, calculated an implied per share equity value reference range for the Ares Capital consideration of $13.78 to $14.74, as compared to the implied per share equity value reference ranges for American Capital on a stand-alone basis:

Implied Per Share Equity Value Reference Ranges for Stand-Alone American Capital
Implied Per Share Equity Value Reference Range for Ares Capital Consideration
American Capital Selected Companies NAV	Selected Transactions NAV	Adjusted NAV Estimates
$13.01–$15.45	$13.82–$15.45	$14.35–$14.90	$13.78–$14.74

Merger Consequences Analysis

        Wells Fargo Securities performed an analysis to calculate the theoretical change in value of Ares Capital common stock on a per share basis resulting from the mergers based on their pro forma ownership of Ares Capital common stock of approximately 74% resulting from the mergers (both with and without the Fee Waiver) compared to their ownership of Ares Capital common stock of 100% on a stand-alone basis by examining the difference between: (1) net operating income, commonly referred to as NOI, (2) dividends and (3) NAV, in each case from the fourth quarter of the fiscal year ending December 31, 2016 through the full fiscal year ending December 31, 2018. Wells Fargo Securities based this analysis on the Ares Capital stand-alone projections and the Ares Capital pro forma projections.

This analysis indicated the following implied ranges of percentage increase or decrease attributable to the Ares Capital shareholders on a per share basis in the combined company on a pro forma basis:

	Without the Fee Waiver	With the Fee Waiver
NOI	5.0%–10.8%	5.0%–16.9%
Dividends	0.0%–0.0%	0.0%–4.6%
NAV	(1.3)%–(0.1)%	(1.3)%–0.6%

        Pro Forma Dividend Discount Analysis.    Using the same analyses, multiples and discount rates for Ares Capital on a pro forma basis (both with and without the Fee Waiver) giving effect to the mergers as Wells Fargo Securities used for Ares Capital on a stand-alone basis, described above under "—Ares Capital Dividend Discount Analysis", Wells Fargo Securities calculated the following implied per share equity value reference ranges for Ares Capital on a pro forma basis (both with and without the Fee Waiver) giving effect to the mergers, utilizing the Ares Capital Pro Forma Forecasts, as compared to the implied per share equity value reference range for Ares Capital on a stand-alone basis determined as described above under "—American Capital Financial Analysis":

Implied Per Share Equity Value Reference Ranges for Pro Forma Ares Capital
Implied Per Share Equity Value Reference Range for Stand-Alone Ares Capital
Without Fee Waiver	With Fee Waiver
$16.09–$19.25	$16.25–$19.43	$15.74–$18.84

        Other Information.    Wells Fargo Securities observed certain additional factors that were not considered part of Wells Fargo Securities' financial analyses with respect to its opinion but were referenced for informational purposes, in rendering its opinion.

        Miscellaneous.    Wells Fargo Securities is the trade name for certain capital markets and investment banking services of Wells Fargo & Company and its subsidiaries, including Wells Fargo Securities, LLC. Wells Fargo Securities is an internationally recognized investment banking firm which is regularly engaged in providing financial advisory services in connection with mergers and acquisitions. The Ares Capital board of directors selected Wells Fargo Securities because of its qualifications, reputation and experience and its familiarity with Ares Capital and its business. The issuance of Wells Fargo Securities' opinion was approved by an authorized committee of Wells Fargo Securities.

        As compensation for Wells Fargo Securities' financial advisory services to Ares Capital in connection with the mergers, Ares Capital has agreed to pay Wells Fargo Securities an aggregate fee based on the fair market value of the Ares Capital consideration to be paid by Ares Capital in the mergers, which fee is currently estimated to be approximately $13 million, $1.0 million of which was payable upon delivery of its opinion and the principal portion of which is contingent upon consummation of the mergers. In addition, Wells Fargo & Company and certain of its affiliates (i) are acting as a lender in connection with the upsizing of Ares Capital's Revolving Funding Facility, which may facilitate the financing for the mergers, for which services Wells Fargo & Company and its affiliates currently expect to receive an aggregate fee currently estimated to be approximately $[    •    ] million, and (ii) may act as bookrunner if Ares Capital determines to offer securities in connection with the financing for the mergers, for which services Wells Fargo & Company and its affiliates expect to receive compensation. Ares Capital also has agreed to reimburse certain of Wells Fargo Securities' expenses and to indemnify it and certain related parties against certain liabilities that may arise out of Wells Fargo Securities' engagement. Wells Fargo Securities and its affiliates provide a full range of investment banking and financial advisory, securities trading, brokerage and lending services in the ordinary course of business, for which Wells Fargo Securities and such affiliates receive customary fees.

        In connection with unrelated matters, Wells Fargo Securities and its affiliates in the past have provided, currently are providing and in the future may provide banking and financial services to American Capital and its affiliates for which Wells Fargo Securities and its affiliates have received and would expect to receive fees, including during the two years preceding the date of its opinion having acted or acting as (1) lender or buyer under certain asset-backed, repurchase and other credit facilities of American Capital and certain of its affiliates, and (2) lead underwriter and placement agent on collateralized loan obligations of American Capital. Wells Fargo Securities advised Ares Capital's board of directors that during the two-year period preceding the date of its opinion, Wells Fargo Securities received aggregate fees from American Capital and its affiliates for such banking and financial services unrelated to the mergers of approximately $7 million.

        In addition, in connection with unrelated matters, Wells Fargo Securities and its affiliates in the past have provided, currently are providing and in the future may provide banking and financial services to Ares Capital and its affiliates, including Ares Management and certain of its affiliates, for which Wells Fargo Securities and such affiliates have received and expect to receive fees, including during the two years preceding the date of its opinion having acted or acting as (1) joint bookrunner for debt and equity offerings of Ares Capital, (2) administrative agent and lender on various credit facilities of Ares Capital and certain affiliates, (3) sole arranger, placement agent and structuring advisor for a collateralized loan obligation of an affiliate of Ares Capital, (4) joint bookrunner for various debt offerings of affiliates and/or affiliated portfolio companies of funds managed by affiliates of Ares Management, (5) joint bookrunner for a debt offering and financing advisor to Ares Management on an announced but subsequently terminated acquisition transaction, (6) joint bookrunner for Ares Management's initial public offering, (7) placement agent for a share repurchase of Ares Management, (8) agent and broker for sales of real estate assets and loans, real estate debt financings and other real estate transactions, (9) advancing agent and notes administrator on a commercial real estate securitization for an affiliate of Ares Management, (10) administrative agent and/or lender or buyer under certain asset-backed, construction, repurchase and other credit facilities of Ares Management and certain of its affiliates and affiliated portfolio companies of funds managed by an affiliate, and (11) financial advisor for various affiliated portfolio companies of funds managed by an affiliate of Ares Management in acquisition transactions. During the two-year period preceding the date of its opinion, Wells Fargo Securities received aggregate fees from Ares Capital and its affiliates, including Ares Management and certain of its affiliates and affiliated portfolio companies of funds managed by an affiliate, for such banking and financial services unrelated to the mergers of approximately $[    •    ] million. In addition, Wells Fargo & Company and certain of its affiliates (i) acted as an underwriter in connection with a June 2016 offering by Ares Management of preferred stock, the proceeds of which are being used to fund the Ares Capital Management consideration and for which Wells Fargo & Company received an aggregate fee of approximately $[    •    ] million, and (ii) may act as an arranger with respect to an amendment to Ares Management's revolving credit facility, which may facilitate the funding of the Ares Capital Management consideration. In the ordinary course of business, Wells Fargo Securities and its affiliates may actively trade, hold or otherwise effect transactions in the securities or financial instruments (including bank loans or other obligations) of American Capital, Ares Capital, Ares Management and their respective affiliates for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities or financial instruments.

  Merrill Lynch, Pierce, Fenner & Smith Incorporated

        Ares Capital has retained BofA Merrill Lynch to act as its financial advisor in connection with the mergers. BofA Merrill Lynch is an internationally recognized investment banking firm that is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. Ares Capital selected BofA Merrill Lynch to act as its financial advisor in connection with the mergers on the basis of BofA Merrill Lynch's experience in transactions similar to the mergers, its reputation in the investment community and its familiarity with Ares Capital and its business.

        On May 22, 2016, at a meeting of the Ares Capital board of directors held to evaluate the mergers, BofA Merrill Lynch delivered to the Ares Capital board of directors an oral opinion, which was confirmed by delivery of a written opinion dated May 23, 2016, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its opinion, the Ares Capital consideration to be paid by Ares Capital in the mergers, was fair from a financial point of view, to Ares Capital.

        The full text of BofA Merrill Lynch's written opinion to the Ares Capital board of directors, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex E-2 to this document and is incorporated by reference herein in its entirety. The following summary of BofA Merrill Lynch's opinion is qualified in its entirety by reference to the full text of the opinion. BofA Merrill Lynch delivered its opinion to the Ares Capital board of directors for the benefit and use of the Ares Capital board of directors (in its capacity as such) in connection with and for purposes of its evaluation of the Ares Capital consideration to be paid by Ares Capital in the mergers from a financial point of view. BofA Merrill Lynch's opinion does not address any other portion of the merger consideration or any other aspect of the mergers, and no opinion or view was expressed as to the relative merits of the mergers in comparison to other strategies or transactions that might be available to Ares Capital or in which Ares Capital might engage or as to the underlying business decision of Ares Capital to proceed with or effect the mergers. BofA Merrill Lynch's opinion does not constitute a recommendation to any stockholder as to how to vote or act in connection with the proposed mergers or any related matter.

        In connection with rendering its opinion, BofA Merrill Lynch:

  •
  reviewed certain publicly available business and financial information relating to American Capital and Ares Capital;

  •
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of American Capital furnished to or discussed with BofA Merrill Lynch by the management of American Capital;

  •
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of Ares Capital furnished to or discussed with BofA Merrill Lynch by the management of Ares Capital, including certain financial forecasts relating to Ares Capital prepared by the management of Ares Capital both on a stand-alone basis, or the "Ares Capital Stand-alone Forecasts," and on a pro forma basis giving effect to the mergers and Ares Capital's intended post-mergers business plan, or the "Ares Capital Pro Forma Forecasts," which forecasts include, without limitation, (a) any benefits anticipated to result from the Fee Waiver determined by the management of Ares Capital and (b) estimated net asset values of American Capital as of September 30, 2016 prepared by the management of Ares Capital based upon financial forecasts and estimates and assumptions relating thereto determined by the management of Ares Capital, and discussed with the management of Ares Capital the likelihood of achieving the future financial results reflected in the Ares Capital Stand-alone Forecasts and the Ares Capital Pro Forma Forecasts;

  •
  discussed the past and current business, operations, financial condition and prospects of American Capital with the managements of American Capital and Ares Capital, and discussed the past and current business, operations, financial condition and prospects of Ares Capital with the management of Ares Capital;

  •
  discussed with the management of Ares Capital the strategic rationales for their plan for the management and disposition of American Capital's loan portfolios, and certain strategic and financial benefits to Ares Capital anticipated by the management of Ares Capital to result from the mergers as reflected in the Ares Capital Pro Forma Forecasts;

  •
  reviewed the trading histories for American Capital common stock and Ares Capital common stock and a comparison of such trading histories with each other and with the trading histories of other companies BofA Merrill Lynch deemed relevant;

  •
  compared certain financial and stock market information of American Capital and Ares Capital with similar information of other companies BofA Merrill Lynch deemed relevant;

  •
  compared certain financial terms of the mergers to financial terms, to the extent publicly available, of other transactions BofA Merrill Lynch deemed relevant;

  •
  reviewed the anticipated incremental benefits to Ares Capital of the mergers, determined as the difference between the Ares Capital Pro Forma Forecasts and the Ares Capital Stand-alone Forecasts;

  •
  reviewed the merger agreement;

  •
  reviewed the Mortgage Manager Purchase Agreement;

  •
  reviewed the Transaction Support Fee Waiver Agreement; and

  •
  performed such other analyses and studies and considered such other information and factors as BofA Merrill Lynch deemed appropriate.

        In arriving at its opinion, BofA Merrill Lynch assumed and relied, without independent verification, upon the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with it and relied upon the assurances of the managements of American Capital and Ares Capital that they were not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. As the Ares Capital board of directors was aware, BofA Merrill Lynch had been advised by the management of American Capital that current financial forecasts relating to American Capital prepared by the management of American Capital had not been, and would not be, prepared or provided to it for purposes of its opinion. With respect to the Ares Capital Stand-alone Forecasts and the Ares Capital Pro Forma Forecasts, BofA Merrill Lynch was advised by the management of Ares Capital, and assumed, at the direction of the Ares Capital board of directors, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Ares Capital as to the future financial performance of Ares Capital in the absence of the mergers and in the event of the mergers, respectively, and, based on the assessments of the management of Ares Capital as to the likelihood of achieving the future financial results reflected in the Ares Capital Stand-alone Forecasts and Ares Capital Pro Forma Forecasts, at the direction of the Ares Capital board of directors, BofA Merrill Lynch used and relied, without independent verification, upon the Ares Capital Stand-alone Forecasts and the Ares Capital Pro Forma Forecasts for purposes of its opinion. BofA Merrill Lynch did not make and was not provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of American Capital or Ares Capital, nor did it make any physical inspection of the properties or assets of American Capital or Ares Capital, and BofA Merrill Lynch assumed, with the consent of the board of directors of Ares Capital, that there were no material undisclosed liabilities of or relating to American Capital for which appropriate reserves, indemnification arrangements or other provisions had not been made. BofA Merrill Lynch did not evaluate the solvency or fair value of American Capital or Ares Capital under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. BofA Merrill Lynch assumed, at the direction of the board of directors of Ares Capital, that the mergers and a pre-closing restructuring at ACAM would be consummated in accordance with the terms of the merger agreement and that the transactions contemplated by the Mortgage Manager Purchase Agreement would be consummated in accordance with the terms of the Mortgage Manager Purchase Agreement, in each case, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the mergers, a pre-closing restructuring at ACAM and the transactions contemplated by the Mortgage Manager Purchase Agreement, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, would be imposed that would have an adverse effect on American Capital, Ares Capital or the contemplated benefits of the mergers.

        BofA Merrill Lynch expressed no view or opinion as to any terms or other aspects or implications of the mergers (other than the Ares Capital consideration to the extent expressly specified in its opinion), including, without limitation, the form, structure or tax consequences or benefits of the mergers or related transactions, including, without limitation, a pre-closing restructuring at ACAM, the form of the Ares Capital consideration, the amount, form or structure of the Ares Management consideration, the Fee Waiver or any other fee waivers provided by Ares Management, the make-up dividend amount, or the Mortgage Manager consideration or any terms, aspects or implications of the Mortgage Manager Purchase Agreement or the Transaction Support Fee Waiver Agreement and, in each case, the transactions contemplated thereby, the pre-closing restructuring at ACAM, other transactions undertaken in connection with the mergers or voting agreements or any other agreement, arrangement or understanding entered into in connection with or contemplated by the mergers, any related transactions or otherwise. In addition, BofA Merrill Lynch expressed no view or opinion regarding any Alternate Mortgage Manager Transaction (as defined in the merger agreement). BofA Merrill Lynch's opinion was limited to the fairness, from a financial point of view, to Ares Capital of the Ares Capital consideration to be paid by Ares Capital in the mergers, and no opinion or view was expressed with respect to any consideration received in connection with the mergers by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view was expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the mergers, or class of such persons, relative to the Ares Capital consideration or otherwise, or as to any consideration or other direct or indirect benefits to be received in connection with or as a result of the mergers or related transactions by Ares Management or any other party. Furthermore, no opinion or view was expressed as to the relative merits of the mergers in comparison to other strategies or transactions that might be available to Ares Capital or in which Ares Capital might engage or as to the underlying business decision of Ares Capital to proceed with or effect the mergers. BofA Merrill Lynch did not express any view or opinion with respect to, and relied, with the consent of the board of directors of Ares Capital, upon the assessments of representatives of Ares Capital regarding, legal, regulatory, accounting, tax and similar matters relating to Ares Capital, American Capital and the mergers (including the contemplated benefits thereof) as to which BofA Merrill Lynch understood that Ares Capital obtained such advice as it deemed necessary from qualified professionals. BofA Merrill Lynch further did not express any opinion as to what the value of Ares Capital common stock actually would be when issued or the prices at which American Capital common stock or Ares Capital common stock would trade at any time, including following announcement or consummation of the mergers. In addition, BofA Merrill Lynch expressed no opinion or recommendation as to how any stockholder should vote or act in connection with the mergers or any related matter. Except as described herein, Ares Capital imposed no other limitations on the investigations made or procedures followed by BofA Merrill Lynch in rendering its opinion.

        BofA Merrill Lynch's opinion was necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to BofA Merrill Lynch as of, the date of its opinion. It should be understood that subsequent developments may affect its opinion, and BofA Merrill Lynch does not have any obligation to update, revise or reaffirm its opinion. The issuance of BofA Merrill Lynch's opinion was approved by a fairness opinion review committee of BofA Merrill Lynch.

        It was understood that BofA Merrill Lynch's opinion was for the benefit and use of the Ares Capital's board of directors (in its capacity as such) in connection with and for purposes of its evaluation of the mergers, and was not rendered to or for the benefit of Ares Management.

        The following represents a brief summary of the material financial analyses presented by BofA Merrill Lynch to the Ares Capital board of directors in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by BofA Merrill Lynch, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by BofA Merrill Lynch. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by BofA Merrill Lynch.

  Financial Analyses

        Exchange Ratio Analysis.    BofA Merrill Lynch performed an exchange ratio analysis with respect to the Ares Capital consideration. BofA Merrill Lynch obtained ranges of indicative values for the implied incremental contribution of the mergers to Ares Capital (determined as the difference between (1) pro forma values for the combined company resulting from the mergers and (2) values for Ares Capital on a stand-alone basis) by (A) examining the book value, commonly referred to as NAV, of American Capital, as estimated by American Capital and reduced by Ares Capital's management to reflect its assessment of the fair value of American Capital's assets as well as the impact of change of control, severance and American Capital's transaction costs, which we refer to as American Capital's adjusted NAV, and the NAV of other selected publicly traded companies, (B) examining the estimated earnings and dividends of Ares Capital (on a stand-alone and pro forma basis) and other selected publicly traded companies, and (C) performing a dividend discount analysis, in each case as described below. BofA Merrill Lynch also obtained ranges of indicative values for Ares Capital common stock on a stand-alone basis using the same methodologies. BofA Merrill Lynch then (1) divided the lowest value comprising the range of implied incremental contribution values so derived, as adjusted for the cash component of the Ares Capital consideration, by the highest value comprising the range of indicative values for Ares Capital common stock on a stand-alone basis and (2) divided the highest value comprising the range of implied incremental contribution values so derived, as adjusted for the cash component of the Ares Capital consideration, by the lowest value comprising the range of indicative values for Ares Capital common stock on a stand-alone basis, to obtain the endpoints of the reference ranges for an exchange ratio representing the number of shares of Ares Capital common stock to be issued in respect of the incremental contribution, respectively. BofA Merrill Lynch then compared the results with the exchange ratio implied by the Ares Capital consideration, as adjusted for the cash component of the Ares Capital consideration.

        Incremental Contribution Reference Ranges.    BofA Merrill Lynch reviewed publicly available financial and stock market information for the following 39 publicly traded BDCs, comprised of 33 externally managed BDCs and 6 internally managed BDCs, referred to collectively as the BDC Industry Group, which BofA Merrill Lynch determined to be generally representative in the aggregate of the BDC industry and relevant to an analysis of the incremental contribution of the mergers to Ares Capital:

        Externally Managed BDCs:

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  Prospect Capital Corporation

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  FS Investment Corporation

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  Apollo Investment Corporation

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  TPG Specialty Lending, Inc.

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  Golub Capital BDC, Inc.

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  New Mountain Finance Corporation

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  Solar Capital Ltd.

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  Fifth Street Finance Corporation

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  Goldman Sachs BDC, Inc.

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  TCP Capital Corporation

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  BlackRock Capital Investment Corporation

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  PennantPark Investment Corporation

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  Medley Capital Corporation

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  THL Credit, Inc.

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  TICC Capital Corp.

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  Fidus Investment Corporation

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  Capitala Finance Corporation

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  Gladstone Investment Corporation

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  WhiteHorse Finance, Inc.

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  MVC Capital, Inc.

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  Monroe Capital Corporation

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  TriplePoint Venture Growth BDC Corp.

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  Gladstone Capital Corporation

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  Garrison Capital Inc.

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  Alcentra Capital Corporation

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  Horizon Technology Finance Corporation

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  OFS Capital Corporation

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  Stellus Capital Investment Corporation

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  CM Finance Inc.

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  Saratoga Investment Corporation

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  Harvest Capital Credit Corporation

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  Full Circle Capital Corporation

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  OHA Investment Corporation

        Internally Managed BDCs:

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  Main Street Capital Corporation

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  Hercules Capital, Inc.

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  Triangle Capital Corporation

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  Capital Southwest Corporation

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  Medallion Financial Corporation

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  KCAP Financial, Inc.

        BofA Merrill Lynch also reviewed separately such information for the following subset of the aforementioned externally managed BDCs, referred to as the Selected Externally Managed BDCs, which BofA Merrill Lynch determined to be relevant to an analysis both of the incremental contribution of the mergers to Ares Capital and of Ares Capital on a stand-alone basis:

  •
  Prospect Capital Corporation

  •
  FS Investment Corporation

  •
  Apollo Investment Corporation

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  TPG Specialty Lending, Inc.

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  Golub Capital BDC, Inc.

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  New Mountain Finance Corporation

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  Solar Capital Ltd.

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  Goldman Sachs BDC, Inc.

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  TCP Capital Corporation

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  BlackRock Capital Investment Corporation

  •
  PennantPark Investment Corporation

        Based on this information, BofA Merrill Lynch obtained ranges of low to high multiples of stock price to calendar year 2017 estimated EPS for the BDC Industry Group and the Selected Externally Managed BDCs of 7.4x to 9.1x and 8.2x to 10.0x, respectively, and ranges of low to high multiples of stock price to the most recently published NAV per share for the BDC Industry Group and the Selected Externally Managed BDCs of 0.74x to 0.90x and 0.86x to 1.05x, respectively. BofA Merrill Lynch applied the combined range of 2017 estimated EPS multiples (7.4x to 10.0x) to the incremental contribution of the mergers to the calendar year 2017 estimated pro forma EPS of Ares Capital, determined as described above. In order to apply the multiples of stock price to NAV on a comparable basis, based on its experience and judgment, BofA Merrill Lynch modified American Capital's adjusted NAV estimated as of September 30, 2016 by increasing the amount of indebtedness to result in a debt to equity leverage ratio equal to the median leverage ratio for the BDC Industry Group. BofA Merrill Lynch assumed that all excess cash not required for the management of the business in the ordinary course (such required cash being deemed to be 4% of NAV, the median ratio of unrestricted cash to NAV of the BDC Industry Group) would be valued on a dollar-for-dollar basis. BofA Merrill Lynch multiplied the estimated adjusted NAV of American Capital, as reduced by the amount of excess cash, by the aforementioned combined range of multiples of stock price to NAV (0.74x to 1.05x), and added the result to the amount of excess cash deemed to be distributed to shareholders. These analyses resulted in the following implied per share equity value reference ranges for the incremental contribution value of the mergers to Ares Capital:

Per Share Equity Value Reference Ranges for Incremental Contribution
2017E EPS	September 30, 2016E Adjusted NAV
$11.93–$14.45	$12.16–$14.59

        BofA Merrill Lynch also performed a dividend discount analysis to determine the estimated present value of the incremental distributable cash flow that the combined company was forecasted to generate during calendar years 2016 to 2021 on a pro forma basis based upon the Ares Capital Pro Forma Forecasts, as compared with the Ares Capital Stand-alone Forecasts for such periods. BofA Merrill Lynch used terminal values determined alternatively by (1) applying a range of terminal dividend yield rates of 9.0% to 12.6% and (2) applying a range of terminal NAV multiples of 0.74x to 1.05x, reflecting a combination of data derived from analyses of the BDC Industry Group and the Selected Externally Managed BDCs. BofA Merrill Lynch discounted the dividend stream and terminal values to present values by applying a range of discount rates from 8.3% to 10.1%, selected by BofA Merrill Lynch based upon an analysis of the cost of equity for members of the BDC Industry Group, and taking into account Ares Capital's leverage and the size of American Capital (excluding ACMM). This analysis indicated the following approximate implied per share equity value reference range for the incremental contribution value of the mergers to Ares Capital:

Per Share Equity Value Reference Ranges for Incremental Contribution
Terminal Dividend Yield	Terminal NAV Multiple
$13.42–$16.37	$12.17–$14.60

        Ares Capital Reference Ranges.    BofA Merrill Lynch applied the aforementioned ranges of low to high multiples of calendar year 2017 estimated EPS and most recently published NAV per share for the Selected Externally Managed BDCs of 8.2x to 10.0x and 0.86x to 1.05x, respectively, to Ares Capital's stand-alone calendar year 2017 estimated EPS and estimated NAV as of September 30, 2016. This analysis indicated the following approximate implied per share equity value reference ranges for Ares Capital on a stand-alone basis:

Per Share Equity Value Reference Ranges for Stand-Alone Ares Capital
2017E EPS	September 30, 2016E NAV
$11.73–$14.34	$14.23–$17.39

        BofA Merrill Lynch also performed the aforementioned dividend discount analysis to determine the estimated present value of the distributable cash flow that Ares Capital was forecasted to generate during calendar years 2016 to 2021 on a stand-alone basis based upon the Ares Capital Stand-alone Forecasts. In this case, BofA Merrill Lynch used terminal values determined alternatively by (1) applying a range of terminal dividend yield rates of 9.0% to 11.0% and (2) applying a range of terminal NAV multiples of 0.86x to 1.05x, reflecting data derived from a review of the Selected Externally Managed BDCs. BofA Merrill Lynch discounted the dividend stream and terminal values to present values by applying a range of discount rates from 7.5% to 9.3%, selected by BofA Merrill Lynch based upon an analysis of the cost of equity for Ares Capital on a stand-alone basis. This analysis indicated the following approximate implied per share equity value reference range for Ares Capital on a stand-alone basis:

Per Share Equity Value Reference Ranges for Stand-Alone Ares Capital
Terminal Dividend Yield	Terminal NAV Multiple
$15.35–$18.58	$15.57–$18.87

        Exchange Ratio Ranges.    Based on the implied per share equity value reference ranges for the incremental contribution value of the mergers to Ares Capital and for Ares Capital on a stand-alone basis, each as described above, BofA Merrill Lynch calculated implied exchange ratio reference ranges as compared to the exchange ratio of 0.483x in the mergers:

Exchange Ratio Ranges
Dividend Discount Analysis
Selected Companies Analysis
		Terminal Dividend Yield	Terminal NAV Multiple	Exchange Ratio
2017E EPS	NAV
0.385x–0.685x	0.331x–0.575x	0.377x–0.649x	0.305x–0.526x	0.483x

        Estimated financial data of the selected publicly traded companies were based on publicly available research analysts' estimates and public filings, and estimated financial data of Ares Capital were based on the Ares Capital Stand-alone Forecasts, the Ares Capital Pro Forma Forecasts and public filings. No company used in this exchange ratio analysis is identical or directly comparable to Ares Capital. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which Ares Capital was compared.

        Has/Gets Analysis.    BofA Merrill Lynch performed a has/gets analysis to calculate the theoretical change in value for Ares Capital shareholders resulting from the mergers based on their pro forma ownership of Ares Capital common stock of 73.9% resulting from the mergers as compared with their 100% ownership of Ares Capital common stock on a stand-alone basis. For Ares Capital on a stand-alone basis, BofA Merrill Lynch used the reference ranges obtained in its selected companies and dividend discount analyses described above under "Exchange Ratio Analysis—Ares Capital Reference Ranges." BofA Merrill Lynch then performed the same analyses with respect to Ares Capital on a pro forma basis, giving effect to the mergers. For the pro forma analysis, BofA Merrill Lynch used the same ranges of multiples of stock price to estimated 2017 EPS, multiples of stock price to NAV, terminal dividend yields and terminal NAV multiples as it had used for its analysis of Ares Capital on a stand-alone basis. However, in its pro forma dividend discount analysis, BofA Merrill Lynch used a range of discount rates from 7.4% to 9.1%, reflecting Ares Capital's larger size on a pro forma basis. BofA Merrill Lynch also reviewed the last quarter annualized dividend yields for the Selected Externally Managed BDCs. Based on this review, BofA Merrill Lynch established a range of low to high annualized dividend yields of 9.0% to 11.0%, which it applied to Ares Capital's projected annual dividend for 2016 on a stand-alone and pro forma basis to obtain reference ranges for Ares Capital common stock.

        This analysis indicated the following implied per share equity value reference ranges for Ares Capital common stock on a stand-alone basis and on a pro forma basis:

Per Share Equity Value Reference Ranges for Ares Capital Common Stock
	Selected Companies Analysis			Dividend Discount Analysis
	2017E EPS	NAV	Annualized Dividend Yield	Terminal Dividend Yield	Terminal NAV Multiple
Stand-Alone Basis	$11.73–$14.34	$14.23–$17.39	$13.77–$16.83	$15.35–$18.58	$15.57–$18.87
Pro Forma Basis	$12.99–$15.88	$14.03–$17.15	$13.77–$16.83	$16.71–$20.28	$16.17–$19.55

        Other Factors.    In connection with rendering its opinion, BofA Merrill Lynch also reviewed and considered other factors, including:

  •
  historical trading prices of Ares Capital common stock during the 52-week period ended May 20, 2016;

  •
  certain selected transactions involving other BDCs or otherwise deemed relevant by BofA Merrill Lynch; and

  •
  a range of publicly available research analysts' price targets for Ares Capital as of May 20, 2016.

  Miscellaneous

        As noted above, the discussion set forth above is a summary of the material financial analyses presented by BofA Merrill Lynch to the Ares Capital board of directors in connection with its opinion and is not a comprehensive description of all analyses undertaken by BofA Merrill Lynch in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. BofA Merrill Lynch believes that its analyses summarized above must be considered as a whole. BofA Merrill Lynch further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying BofA Merrill Lynch's analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

        In performing its analyses, BofA Merrill Lynch considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of Ares Capital and American Capital. The estimates of the future performance of Ares Capital and American Capital in or underlying BofA Merrill Lynch's analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by BofA Merrill Lynch's analyses. These analyses were prepared solely as part of BofA Merrill Lynch's analysis of the fairness, from a financial point of view, to Ares Capital of the Ares Capital consideration to be paid by Ares Capital in the mergers, and were provided to the Ares Capital board of directors in connection with the delivery of BofA Merrill Lynch's opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be BofA Merrill Lynch's view of the actual values of Ares Capital or American Capital.

        The type and amount of consideration payable in the mergers were determined through negotiations between Ares Capital and American Capital, rather than by any financial advisor, and were approved by the Ares Capital board of directors. The decision to enter into the merger agreement was solely that of the Ares Capital board of directors. As described above, BofA Merrill Lynch's opinion and analyses were only one of many factors considered by the Ares Capital board of directors in its evaluation of the proposed mergers and should not be viewed as determinative of the views of the Ares Capital board of directors or management with respect to the mergers or the Ares Capital consideration.

        Ares Capital has agreed to pay BofA Merrill Lynch for its services in connection with the mergers an aggregate fee based on the fair market value of the Ares Capital consideration to be paid by Ares Capital in the mergers, which fee is currently estimated to be approximately $5.5 million. $1.0 million of this fee was payable in connection with BofA Merrill Lynch's opinion and the remaining portion of which is contingent upon consummation of the mergers. Ares Capital also has agreed to reimburse BofA Merrill Lynch for its expenses incurred in connection with BofA Merrill Lynch's engagement and to indemnify BofA Merrill Lynch, any controlling person of BofA Merrill Lynch and each of their respective directors, officers, employees, agents and affiliates against specified liabilities, including liabilities under the federal securities laws.

        BofA Merrill Lynch and its affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of their businesses, BofA Merrill Lynch and its affiliates invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in the equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of Ares Capital and certain of its affiliates, including Ares Management and certain of its affiliates, affiliated portfolio companies of funds managed by affiliates of Ares Management, and American Capital and certain of its affiliates.

        BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Ares Capital and certain designated affiliates and have received or in the future may receive compensation for the rendering of these services, including (1) having acted or acting as an underwriter and/or book-running manager for certain debt offerings of Ares Capital, (2) having acted or acting as a bookrunner and/or arranger for, and/or as a lender under, certain term loans, letters of credit, credit facilities and other credit arrangements of Ares Capital and/or certain of its affiliates, (3) having acted or acting as manager for a share repurchase program of Ares Capital and (4) having provided or providing certain treasury management products and services to Ares Capital and/or certain designated affiliates. From May 1, 2014 through April 30, 2016, BofA Merrill Lynch and its affiliates derived aggregate revenues from Ares Capital and such designated affiliates of approximately $[    •    ] million for investment and corporate banking services. In addition, BofA Merrill Lynch and certain of its affiliates (i) are participating, including by acting as arranger and lender, in the amendment and extension of Ares Capital's Revolving Funding Facility, for which services BofA Merrill Lynch and such affiliates expect to receive an aggregate fee currently estimated to be approximately $[    •    ], and (ii) may act as bookrunner if Ares Capital determines to issue securities in connection with the financing for the mergers, for which services BofA Merrill Lynch and its affiliates expect to receive compensation.

        In addition, BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Ares Management and certain Ares Management affiliates and affiliated portfolio companies of funds managed by affiliates of Ares Management and have received or in the future may receive compensation for the rendering of these services, including (1) having acted or acting as financial advisor to Ares Management in connection with certain acquisition transactions and to an affiliated portfolio company of a fund managed by an affiliate of Ares Management in connection with a sale transaction, (2) having acted or acting as an underwriter and/or book-running manager for certain debt and equity offerings of Ares Management and certain Ares Management affiliates and affiliated portfolio companies of funds managed by affiliates of Ares Management, (3) having acted or acting as an agent, manager, administrative agent, credit agent, bookrunner and/or arranger for, and/or as a lender under, certain term loans, letters of credit, credit facilities and other credit arrangements of Ares Management and/or certain Ares Management affiliates and affiliated portfolio companies of funds managed by affiliates of Ares Management (including acquisition financing), (4) having provided or providing certain commodity, derivatives, foreign exchange and other trading services to Ares Management and/or certain Ares Management affiliates and affiliated portfolio companies of funds managed by affiliates of Ares Management, (5) having provided or providing certain managed investments services and products to Ares Management and/or certain Ares Management affiliates and affiliated portfolio companies of funds managed by affiliates of Ares Management and (6) having provided or providing certain treasury management products and services to Ares Management and/or certain Ares Management affiliates and affiliated portfolio companies of funds managed by affiliates of Ares Management. From May 1, 2014 through April 30, 2016, BofA Merrill Lynch and its affiliates derived aggregate revenues from Ares Management, Ares Management affiliates (excluding the amounts disclosed above with respect to Ares Capital and designated affiliates) and certain affiliated portfolio companies of funds managed by affiliates of Ares Management of approximately $[    •    ] million for investment and corporate banking services. In addition, BofA Merrill Lynch and certain of its affiliates (i) acted as an underwriter in connection with a June 2016 offering by Ares Management of preferred stock, the proceeds of which are being used to fund the Ares Capital Management consideration and for which BofA Merrill Lynch and certain of its affiliates received an aggregate fee of approximately $[    ] million, and (ii) may act as an arranger with respect to an amendment to Ares Management's revolving credit facility, which may facilitate the funding of the Ares Capital Management consideration.

        In addition, BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to American Capital and certain of its affiliates and have received or in the future may receive compensation for the rendering of these services, including (1) having acted or acting as an administrative agent, managing agent, book manager and/or arranger for, and/or as a lender under, certain term loans, letters of credit, credit facilities and other credit arrangements of American Capital and/or certain of its affiliates (including acquisition financing), (2) having provided or providing certain derivatives, foreign exchange and other trading services to American Capital and/or certain of its affiliates, (3) having provided or providing certain managed investments services and products to American Capital and/or certain of its affiliates and (4) having provided or providing certain treasury management products and services to American Capital and/or certain of its affiliates. In addition, BofA Merrill Lynch and/or certain of its affiliates have maintained, currently are maintaining, and in the future may maintain, commercial (including vendor and/or customer) relationships with American Capital and/or certain of its affiliates. From May 1, 2014 through April 30, 2016, BofA Merrill Lynch and its affiliates derived aggregate revenues from American Capital and its affiliates of approximately $25 million for investment and corporate banking services.

Financing of the Transactions

        The completion of the Transactions is not conditioned on Ares Capital obtaining the proceeds of any financing. Ares Capital anticipates that the total amount of cash necessary to complete the Transactions, including the payment of the cash portion of the Ares Capital consideration and fees and

expenses, will be approximately $[    •    ] billion. Ares Capital expects to fund the cash portion of the Ares Capital consideration with a combination of (1) cash on Ares Capital's consolidated balance sheet, (2) available undrawn amounts under Ares Capital's Facilities, (3) cash on American Capital's consolidated balance sheet, which would include proceeds from any potential sale of certain American Capital assets prior to closing and (4) proceeds from any potential issuances of Ares Capital securities.

Financial Forecasts and Estimates

  American Capital

        American Capital does not as a matter of course make public forecasts as to future performance, earnings or other prospective financial information beyond the current fiscal year, and American Capital is especially reluctant to make forecasts for extended periods due to the unpredictability of the underlying assumptions and estimates. However, in connection with its evaluation of the merger, in May 2016, American Capital's management prepared and provided to Goldman Sachs and Credit Suisse, and American Capital's board of directors, non-public, internal financial forecasts regarding American Capital's anticipated future operations for each quarter of fiscal year 2016, as well as for the fiscal years ending December 31, 2017 and December 31, 2018. American Capital has included below a summary of these forecasts for the purpose of providing American Capital's stockholders access to certain non-public information that was considered by American Capital's board of directors for purposes of evaluating the merger and was also provided to American Capital's financial advisors. Such information may not be appropriate for other purposes.

        American Capital's internal financial forecasts were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts or in accordance with GAAP. American Capital's independent public accountants have not examined, compiled or performed any procedures with respect to the accompanying prospective financial information and, accordingly, such accountants do not express an opinion or any other form of assurance with respect thereto. The reports of such accountants incorporated by reference to this document relate only to American Capital's historical financial information. They do not extend to the prospective financial information and should not be read to do so. The summary of these internal financial forecasts included below is not being included to influence your decision whether to vote for the merger but because these internal financial forecasts were provided by American Capital to its financial advisors.

        While presented with numeric specificity, these financial forecasts were based on numerous variables and assumptions, including (but not limited to):

  •
  the amount realized from the sale of ACMM and other management companies;

  •
  the repositioning of the focus of the remaining BDC on traditional sponsor finance loans and managed collateralized loan obligation funds;

  •
  the amount and timing of share repurchases and dividend payments;

  •
  the timing of American Capital's qualification as a RIC under Subchapter M of the Code;

  •
  the duration of time in which American Capital's deferred tax asset remains outstanding;

  •
  the degree and methods of portfolio leverage;

  •
  the amount of sponsored finance portfolio originations;

  •
  the amount of leveraged yield during the projection periods;

  •
  the performance of investment assets;

  •
  the amount and timing of liquidity from non-sponsor finance assets;

  •
  the amount, timing, and weighted average exercise price of outstanding stock options;

  •
  the amount and timing of expense reductions;

  •
  industry performance and competition;

  •
  general business, economic, market and financial conditions; and

  •
  additional matters specific to American Capital businesses.

        Many of these assumptions are inherently subjective and uncertain and are beyond the control of American Capital's management. Important factors that may affect actual results and cause uncertainties relating to American Capital's business (including its ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, general business and economic conditions and other factors discussed in the section entitled "Risk Factors—Risks Relating to American Capital" in this document. These internal financial forecasts also reflect numerous variables, expectations and assumptions available at the time they were prepared as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in these internal financial forecasts. Accordingly, there can be no assurance that the forecasted results summarized below will be realized.

        The inclusion of a summary of these internal financial forecasts in this document should not be regarded as an indication that any of American Capital, Ares Capital or their respective affiliates, advisors or representatives considered these internal financial forecasts to be predictive of actual future events, and these internal financial forecasts should not be relied upon as such nor should the information contained in these internal financial forecasts be considered appropriate for other purposes. None of American Capital, Ares Capital or their respective affiliates, advisors, officers, directors or representatives can give you any assurance that actual results will not differ materially from these internal financial forecasts, and none of them undertakes any obligation to update or otherwise revise or reconcile these internal financial forecasts to reflect circumstances existing after the date these internal financial forecasts were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying these forecasts are shown to be in error. Since the forecasts cover multiple years, such information by its nature becomes less meaningful and predictive with each successive year. American Capital does not intend to make publicly available any update or other revision to these internal financial forecasts. None of American Capital, its affiliates, advisors, officers, directors or representatives has made or makes any representation to any stockholder or other person regarding American Capital's ultimate performance compared to the information contained in these internal financial forecasts or that the forecasted results will be achieved. American Capital has made no representation to Ares Capital, in the merger agreement or otherwise, concerning these internal financial forecasts. The below forecasts do not give effect to the merger. American Capital urges all of its stockholders to review American Capital's financial statements and notes thereto appearing elsewhere in this document for a description of American Capital reported financial results.

        The following is a summary of the American Capital internal financial forecasts. The American Capital internal financial forecasts were prepared by American Capital's management based solely on the information available to American Capital management at that time. The American Capital internal financial forecasts were finalized on May 6, 2016.

American Capital Projections
($ in millions, except per share data; numbers may not foot due to rounding)

	As of
	6/30/16	9/30/16	12/31/16	12/31/17	12/31/18
Investment Assets	$3,804	$2,638	$2,625	$2,619	$3,340
Other Assets	$504	$382	$368	$247	$225
Total Assets	$4,308	$3,021	$2,994	$2,867	$3,565
Debt Outstanding	$824	$0	$600	$712	$1,410
Other Liabilities	$148	$148	$148	$148	$148
Total Liabilities	$972	$148	$748	$860	$1,558
Net Asset Value ("NAV")	$3,336	$2,873	$2,246	$2,006	$2,007

	Q2 2016		Q3 2016	Q4 2016	FY 2017	FY 2018
Investment Income	$128		$134	$71	$305	$342
Interest Expense	$11		$5	$3	$34	$53
Operating Expenses less Non-Recurring Severance Expense(1)	$37		$32	$28	$73	$51
Income Taxes	$1		$27	$7	$127	$0
Non-Recurring Severance Expense	$77		$19	$19	$0	$0
Net Operating Income ("NOI")	$2		$50	$13	$70	$237
Net Gains / (Losses)	($2)		($2)	($1)	($2)	$0
Net Earnings	$0		$48	$13	$68	$237
Net Distributed Cash Flow(2)	$1,081	(3)	$516	$643	$315	$241

	Q2 2016	Q3 2016	Q4 2016	FY 2017	FY 2018
Shares Outstanding	160.4	180.5	180.5	180.5	180.5
NAV per Share	$20.79	$15.91	$12.44	$11.11	$11.12
NOI per Share	$0.01	$0.28	$0.07	$0.39	$1.31
Earnings per Share	$0.00	$0.27	$0.07	$0.38	$1.31
Dividends per Share	$0.00	$3.85	$3.56	$1.74	$1.33

(1)
Includes salaries, benefits, other employee compensation, and general and administrative expenses.

(2)
Defined as the sum of cash outflows related to share repurchases and cash dividends declared, net of cash inflows related to option exercises. For example, in Q3 2016, the forecast includes $695 million of dividends declared, offset by $179 million of cash inflows from options exercised for a Net Distributed Cash Flow in Q3 2016 of $516 million.

(3)
Includes $180 million of outflows related to shares repurchased from April 1, 2016 to May 20, 2016. Includes $3 million of inflows related to options exercised from April 1, 2016 to May 20, 2016.

Key Forecast Assumptions

  •
  Following the completion of the previously announced $1.0 billion stock buyback program in the second quarter of 2016, ACAS executes a tender offer totaling $900 million at a weighted average repurchase price of $16.50 on June 30, 2016.

  •
  The sale of ACMM is completed on September 30, 2016 for $575 million.

  •
  ACAS initiates a recurring quarterly dividend in the third quarter of 2016 (generally in line with net operating income) totaling approximately $512 million cumulatively from the third quarter of 2016 through the fourth quarter of 2018.

  •
  Additionally, when appropriate, special dividends are distributed throughout the forecast period, totaling approximately $1.4 billion as a result of generating liquidity from select investment sales.

  •
  ACAS exits investments throughout the forecast period in conjunction with the transition to a more traditional, sponsored finance focused BDC. From the second quarter of 2016 through the fourth quarter of 2018, $3.4 billion of liquidity (including the proceeds from the sale of ACMM) is generated from these exits.

  •
  ACAS originates investments throughout the forecast period of approximately $2.0 billion from the second quarter of 2016 through the fourth quarter of 2018, predominantly in sponsored finance debt ($1.8 billion) and CLO equity ($0.2 billion).

  •
  No meaningful net appreciation / depreciation or net gains / losses on investment assets throughout the forecast period.

  •
  Approximately 31.0 million options with strike prices of $16.79 or below were considered in-the-money and exercised by the third quarter of 2016 at the weighted average strike price of $8.93. All remaining options at or greater than the next highest strike price of $25.08 were deemed to be out-of-the-money; and thus not exercised throughout the forecast period.

  •
  RIC status is elected as of the beginning of the fourth quarter of 2017 and as a result the remaining deferred tax asset is written-off at this time.

  •
  Expense reductions begin taking effect in the second quarter of 2016 and run-rate expense targets are achieved by the fourth quarter of 2017. Non-Recurring Severance expenses assumed to occur throughout the remainder of 2016.

  •
  A full payoff of ACAS' debt occurs in the third quarter of 2016; new debt facilities are raised in the fourth quarter of 2016. Overall weighted average cost of debt declines by approximately 50 bps from prior levels.

  •
  Leverage rises from a low of 0.00x as of the third quarter of 2016 to 0.70x by the fourth quarter of 2018 through growth in credit facilities and reduction in NAV driven by the aforementioned special dividends and one-time tender offer in the second quarter of 2016.

  •
  US 3-month LIBOR rises to approximately 1.3% by the fourth quarter of 2018.

  •
  Overall credit environment throughout the forecast period remains stable with loan default and loss rates at or near historical levels.

  Ares Capital

        Ares Capital does not as a matter of course make public forecasts as to future performance, earnings or other prospective financial information, and Ares Capital is especially reluctant to make forecasts for extended periods due to the unpredictability of the underlying assumptions and estimates. However, in connection with the evaluation of the Transactions, Ares Capital's management prepared and provided to the Ares Capital board of directors and to Wells Fargo Securities and BofA Merrill Lynch, its financial advisors, in connection with their financial analyses described above under the section entitled "—Opinion of Financial Advisors to the Ares Capital Board of Directors," certain nonpublic, unaudited prospective financial forecasts and estimates regarding the combined company's future earnings on a pro forma basis for fiscal years 2017 through 2021, after giving effect to the Transactions, or the "Ares Capital Pro Forma Forecasts." As described below, certain of these unaudited prospective financial forecasts and estimates were also provided to American Capital and its financial advisors, Goldman Sachs and Credit Suisse, for their use and reliance in connection with their respective financial analyses and opinions. Ares Capital has included below a summary of the Ares Capital Pro Forma Forecasts for the purpose of providing Ares Capital's stockholders access to certain nonpublic information that was furnished as described herein in connection with the Transactions, and such information may not be appropriate for other purposes.

        The Ares Capital Pro Forma Forecasts were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts or in accordance with GAAP. Ares Capital's independent registered public accounting firm has not examined, compiled or performed any procedures with respect to the accompanying prospective financial information and, accordingly, such independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto. The reports of such independent registered public accounting firm incorporated by reference to this document relate only to Ares Capital's historical financial information. They do not extend to the Ares Capital Pro Forma Forecasts and should not be read to do so. The Ares Capital Pro Forma Forecasts included below are not being included to influence your decision whether to vote for the merger, but instead because they were provided by Ares Capital to its board of directors and financial advisors.

        While presented with numeric specificity, the Ares Capital Pro Forma Forecasts were based on numerous variables and assumptions. Many of these assumptions are inherently subjective and uncertain and are beyond the control of Ares Capital. Important factors that may affect actual results and cause uncertainties relating to Ares Capital's and American Capital's businesses (including the combined company's ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, general business and economic conditions and other factors discussed in the sections entitled "Special Note Regarding Forward-Looking Statements" and "Risk Factors." The Ares Capital Pro Forma Forecasts also reflect numerous variables, expectations and assumptions available at the time they were prepared as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the Ares Capital Pro Forma Forecasts. Accordingly, there can be no assurance that the Ares Capital Pro Forma Forecasts summarized below will be realized.

        The Ares Capital Pro Forma Forecasts were prepared primarily for the purpose of illustrating the potential financial impact of the Transactions in connection with the Ares Capital board of directors' evaluation of the Transactions and Ares Capital's financial advisors' financial analyses. The inclusion of a summary of the Ares Capital Pro Forma Forecasts in this document should not be regarded as an indication that any of Ares Capital, Ares Capital Management, American Capital or their respective officers, directors, affiliates, advisors or other representatives considered the Ares Capital Pro Forma Forecasts to necessarily be predictive of actual future events, and these internal financial forecasts should not be relied upon as such nor should the information contained in the Ares Capital Pro Forma Forecasts be considered appropriate for other purposes. None of Ares Capital, Ares Capital Management, American Capital or their respective officers, directors, affiliates, advisors or other representatives can give you any assurance that actual results will not differ materially from the Ares Capital Pro Forma Forecasts and none of them undertakes any obligation to update or otherwise revise or reconcile the Ares Capital Pro Forma Forecasts to reflect circumstances existing after the date these internal financial forecasts were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying these forecasts are shown to be in error.

        Since the Ares Capital Pro Forma Forecasts cover multiple years, such information by its nature becomes less meaningful and predictive with each successive year. Ares Capital does not intend to make publicly available any update or other revision to these internal financial forecasts. None of Ares Capital, Ares Capital Management, American Capital or their respective officers, directors, affiliates, advisors or other representatives has made or makes any representation to any stockholder or other person regarding the combined company's ultimate performance compared to the information contained in these internal financial forecasts or that the forecasted results will be achieved. Ares Capital has made no representation to American Capital or its financial advisors, in the merger agreement or otherwise, concerning these internal financial forecasts. Ares Capital urges all of its stockholders to review Ares Capital's financial statements and notes thereto appearing elsewhere in this document for a description of Ares Capital's reported financial results.

  Ares Capital Pro Forma Forecasts

        The following is a summary of the Ares Capital Pro Forma Forecasts. The Ares Capital Pro Forma Forecasts were prepared by Ares Capital's management based solely on the information available to Ares Capital's management at that time. The Ares Capital Pro Forma Forecasts were finalized on May 22, 2016.

        The Ares Capital Pro Forma Forecasts were based on numerous variables and assumptions, including, but not limited to, certain material assumptions regarding:

  •
  other than including the effect of the Transactions, the absence of any acquisitions by the combined company throughout the projection period,

  •
  the timing and amount of, and investment income on, the combined company's investment activity, including (a) the rotation out of certain investments of American Capital and the estimated yields on the reinvested proceeds of such investments (b) the wind down of Ares Capital's investment in the SSLP and (c) faster growth in Ares Capital's investment in the SDLP relative to the growth in this investment had the Transactions not occurred,

  •
  the availability of debt capital to maintain combined company leverage within the company's target leverage levels and to (a) fund new investments and commitments on existing investments, (b) refinance existing indebtedness and (c) use for general corporate working capital purposes, as well as the cost of such debt capital,

  •
  the impact of raising additional equity capital,

  •
  interest rates,

  •
  the combined company's operating costs and expenses, including certain expected cost savings as a result of the Transactions, and

  •
  no projected realized or unrealized gains or losses during the periods presented.

        The Ares Capital Pro Forma Forecasts were provided to the Ares Capital board of directors and its financial advisors, BofA Merrill Lynch and Wells Fargo Securities. For more information, see "—Background of the Transactions." The following table presents a summary of the Ares Capital Pro Forma Forecasts, as prepared by Ares Capital's management.

Ares Capital Corporation
(in millions, except per share data)

	Ares Capital Pro Forma Forecasts
	As of and for the Year Ended December 31,
	2017	2018	2019	2020	2021
Total Assets	$12,564	$12,716	$13,382	$14,266	$14,830
Total Debt (carrying value)	$5,261	$5,314	$5,568	$5,875	$6,153
Total Stockholders' Equity	$6,937	$7,012	$7,401	$7,946	$8,195
Net Investment Income	$666	$750	$818	$879	$917
Net Increase in Stockholders' Equity Resulting from Operations	$666	$750	$818	$879	$917
Per Share Data:
Net Increase in Stockholder's Equity Resulting from Operations (Basic & Diluted)	$1.57	$1.77	$1.88	$1.92	$1.95
Cash Dividends Declared and Payable	$1.52	$1.59	$1.67	$1.69	$1.74
Net Asset Value	$16.33	$16.51	$16.75	$17.02	$17.25
Excess Taxable Income Carried Forward to the Following Year	$0.80	$0.98	$1.16	$1.31	$1.48

        Certain of these unaudited prospective financial forecasts and estimates were also provided to American Capital and its financial advisors, Goldman Sachs and Credit Suisse, for their use and reliance in connection with their respective financial analyses and opinions. For more information, see "—Background of the Transactions" and "—Opinion of Financial Advisors to the American Capital Board of Directors."

Stockholder Voting and Support Agreements

        Concurrently with the execution of the merger agreement, Ares Capital entered into stockholder voting and support agreements with Elliott and Elliott International, and certain of the directors and executive officers of American Capital owning shares of American Capital common stock. Each stockholder voting and support agreement, among other things:

  •
  requires the applicable stockholder to vote (1) in favor of adopting the merger agreement and any actions contemplated by the merger agreement for which approval of American Capital stockholders is requested and (2) against any proposal or action that would constitute a breach of the merger agreement or otherwise impede or adversely affect the Transactions and against any competing proposals; and

  •
  prohibits the applicable stockholder from transferring such stockholder's shares of American Capital common stock, subject to limited exceptions described in the respective stockholder voting and support agreement (including, in the case of directors and executive officers, allowing them to exercise and subsequently sell a specified amount of American Capital options and shares of American Capital common stock held by them as of the date of the merger agreement).

        As of the record date, Elliott Parties are entitled to vote approximately [    •    ] shares of American Capital common stock, or approximately [    •    ]% of the outstanding shares of American Capital common stock. As of the record date, the directors and executive officers of American Capital who are party to such stockholder voting and support agreements are entitled to vote approximately [    •    ] shares of American Capital common stock, or approximately [    •    ]% of the outstanding shares of American Capital common stock. The foregoing is a summary of the material terms of the stockholder voting and support agreements by and between Ares Capital and the applicable American Capital stockholder. The summary does not purport to be complete and is qualified in its entirety by reference to the Form of Stockholder Voting and Support Agreement, a copy of which is attached as Exhibit 10.1 to American Capital's Current Report on Form 8-K filed with the SEC on May 25, 2016 and is incorporated herein by reference.

        Concurrently with the execution of the merger agreement, American Capital entered into stockholder voting and support agreements with certain of the directors and executive officers of Ares Capital owning shares of Ares Capital common stock. Each stockholder voting and support agreement, among other things:

  •
  requires the applicable stockholder to vote (1) in favor of the issuance of shares of Ares Capital common stock to be issued pursuant to the merger agreement and any actions contemplated by the merger agreement for which approval of Ares Capital stockholders is requested and (2) against any proposal or action that would constitute a breach of the merger agreement or otherwise impede or adversely affect the Transactions and against any competing proposals; and

  •
  prohibits the applicable stockholder from transferring such stockholder's shares of Ares Capital common stock, subject to limited exceptions described in the respective stockholder voting and support agreement.

        As of the record date, the directors and executive officers of Ares Capital who are party to such stockholder voting and support agreements are entitled to vote approximately [    •    ] shares of Ares Capital common stock, or approximately [    •    ]% of the outstanding shares of Ares Capital common stock.

Elliott Settlement Agreement

        On May 23, 2016, in connection with the Transactions, American Capital entered into the Letter Agreement with Elliott, pursuant to which American Capital and Elliott agreed, among other things, to use their reasonable best efforts to enter into a subsequent agreement on the terms described in the Letter Agreement.

        Pursuant to the terms of the Letter Agreement, on June 6, 2016, American Capital entered into the Settlement Agreement with Elliott, which, as of the date of the Settlement Agreement, beneficially owned approximately 5.8% of the outstanding common stock of American Capital and had additional economic exposure to approximately 10% of the outstanding common stock of American Capital. American Capital and Elliott agreed that the Settlement Agreement supersedes and replaces the Letter Agreement in its entirety. The following is a summary of the material terms of the Settlement Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, a copy of which is attached as Exhibit 10.1 to American Capital's Current Report on Form 8-K filed with the SEC on June 7, 2016 and is incorporated herein by reference.

        Pursuant to the terms of the Settlement Agreement, in the event that the merger agreement is terminated in accordance with its terms for any reason (the "Termination Event"), American Capital agreed that the board of directors of American Capital will promptly (1) set the size of the American Capital's board of directors at ten directors; and (2) appoint four individuals to the board of directors of American Capital to replace four incumbent members of the board of directors of American Capital, with one such individual to be selected by Elliott (the "Stockholder Nominee") and with the three additional individuals to be mutually agreed by American Capital and Elliott following the receipt of input from certain major stockholders of American Capital (each, an "Additional Nominee," and together with the Stockholder Nominee, the "Nominees"). The Settlement Agreement further provides that such Additional Nominees shall be subject to certain independence and non-affiliation requirements with respect to American Capital and Elliott and shall have significant expertise in financial services and asset management and/or strategic transactions. In addition, under the terms of the Settlement Agreement, during the period (the "Restricted Period") commencing on the date of the Termination Event and ending on the deadline for the submission of stockholder nominations for American Capital's 2018 annual meeting of stockholders (the "2018 Nomination Deadline") pursuant to the American Capital bylaws, the American Capital board of directors will not increase its size to more than ten directors.

        Under the terms of the Settlement Agreement, American Capital and Elliott further agreed that if the Termination Event occurs, the board of directors of American Capital shall (1) establish, effective upon the appointment of the Nominees to the board of directors of American Capital, a Strategic Review Committee consisting of four directors (which, during the Restricted Period, shall consist of two Nominees and two directors selected by the newly reconstituted board of directors of American Capital from the then-existing directors) to conduct a strategic review of American Capital's business and make recommendations to the board of directors of American Capital regarding business strategy; and (2) ensure that each committee of the board of directors of American Capital includes at least one Nominee during the entirety of the Restricted Period. In addition, the Settlement Agreement further provides that if the Termination Event occurs, then promptly following appointment of the Nominees, a new Chairman of the board of directors of American Capital (other than the incumbent) shall be selected by the newly reconstituted board of directors of American Capital from the then-existing directors.

        Under the terms of the Settlement Agreement, during the period from the date of execution of the Settlement Agreement until the thirtieth day prior to the 2018 Nomination Deadline (the "Standstill Period"), each of Elliott Associates, Elliott International and EICA agreed not to, among other things, (1) solicit proxies or become a participant with any third party in any solicitation of proxies; (2) form, join or participate in any group, other than with any affiliates of any of Elliott; (3) make or be a proponent of any proposal for consideration by American Capital's stockholders at any annual or special meeting of American Capital's stockholders; (4) make any offer or proposal with respect to any merger, acquisition, recapitalization, restructuring, disposition or other business combination involving American Capital; or (5) call or seek to call a special meeting of American Capital's stockholders. In addition, among other standstill provisions, each of Elliott Associates, Elliott International and EICA agreed not to (A) nominate or recommend for nomination any person for election at the 2017 annual meeting of stockholders of American Capital (the "2017 American Capital annual meeting"), (B) submit any proposal for consideration or bring any other business before the 2017 American Capital annual meeting or (C) initiate, encourage or participate in any "withhold" or similar campaign with respect to the 2017 American Capital annual meeting. Pursuant to the terms of the Settlement Agreement, at the American Capital annual meeting or any other meeting or other vote of American Capital's stockholders with respect to election of directors occurring during the Standstill Period, Elliott further agreed to vote all shares of American Capital common stock beneficially owned by them in favor of the slate of directors nominated by the board of directors of American Capital and in accordance with the voting obligations of Elliott Associates and Elliott International as set forth in a stockholder voting and support agreement, as more fully described above under the section entitled "—Stockholder Voting and Support Agreements."

        Additionally, pursuant to the terms of the Settlement Agreement, if the Stockholder Nominee (or any replacement therefor) is unable or unwilling to serve as director, resigns or is removed from the board of directors of American Capital during the Restricted Period, and at such time Elliott has economic exposure comparable to an interest in at least 5% of American Capital common stock, Elliott will have the ability to recommend a replacement director in accordance with the terms of the Settlement Agreement.

        American Capital further agreed to reimburse Elliott for their reasonable, documented out-of-pocket fees and expenses, provided that such reimbursement will not exceed $3.0 million in the aggregate, $1.5 million of which was paid as of the date of the Settlement Agreement (pursuant to the terms of the Letter Agreement) and $1.5 million of which will be paid upon the earlier of the Termination Event or the closing of the Transactions.

        Each of the parties to the Settlement Agreement also agreed to mutual non-disparagement obligations during the Standstill Period. In addition, American Capital and Elliott agreed that the confidentiality agreement by and among American Capital and Elliott, executed on April 20, 2016, will continue in full force and effect in accordance with its terms.

Transaction Support Fee Waiver Agreement

        On May 23, 2016, Ares Capital entered into the Transaction Support Fee Waiver Agreement with its investment adviser, in connection with the Transactions. Under the terms of the Transaction Support Fee Waiver Agreement, Ares Capital's investment adviser will (1) provide $275 million of cash consideration, or $1.20 per share of American Capital common stock, payable to American Capital's stockholders in accordance with the terms and conditions set forth in the merger agreement at closing and (2) waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the Transactions, the lesser of (A) $10 million of income based fees and (B) the amount of income based fees for such quarter, in each case, to the extent earned and payable by Ares Capital in such quarter pursuant to and as calculated under Ares Capital's investment advisory and management agreement (the "Fee Waiver"). The financial support contemplated by the Transaction Support Fee Waiver Agreement is conditioned upon the completion of the Transactions, which is subject to the closing conditions described in "Description of the Merger Agreement—Conditions to the Transaction." The foregoing is a summary of the material terms of the Transaction Support Fee Waiver Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the Transaction Support Fee Waiver Agreement, a copy of which is attached as Exhibit 10.2 to Ares Management's Current Report on Form 8-K filed with the SEC on May 26, 2016 and is incorporated herein by reference.

Mortgage Manager Purchase Agreement

        Pursuant to the Mortgage Manager Purchase Agreement, on July 1, 2016, AGNC acquired from ACAM all of the issued and outstanding limited liability company interests in ACMM for a purchase price of $562 million in cash. The following is a summary of certain material terms of the Mortgage Manager Purchase Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the Mortgage Manager Purchase Agreement, a copy of which is attached as Exhibit 2.2 to American Capital's Current Report on Form 8-K filed with the SEC on May 25, 2016 and is incorporated herein by reference.

        AGNC is a real estate investment trust that, until the completion of the Mortgage Manager Sale, was externally managed by American Capital AGNC Management, LLC, a registered investment adviser that is a wholly owned subsidiary of ACMM. Another wholly owned subsidiary of ACMM that is a registered investment adviser, American Capital MTGE Management, LLC, manages MTGE, another real estate investment trust.

        Under a transition services agreement among American Capital, ACAM, AGNC and ACMM entered into pursuant to the Mortgage Manager Purchase Agreement (the "Transition Services Agreement"), American Capital and ACAM provide transition services to ACMM and AGNC until June 30, 2017 for certain information technology services and until the effective time for other transition services. ACMM and AGNC in turn provide certain reverse services to American Capital and ACAM until the effective time, through certain employees of AGNC or its affiliates.

        In connection with the Mortgage Manager Sale, American Capital was expected to purchase a $25 million insurance policy to cover potential liabilities under the Transition Services Agreement. It was expected that the premium for that policy would be up to $1 million, which was to be deducted from the consideration to be paid to American Capital stockholders pursuant to the merger agreement. However, American Capital was able to obtain the insurance coverage without any additional cost, and accordingly no deduction was made from the $2.45 per share in cash paid to American Capital's stockholders from the proceeds of the Mortgage Manager Sale, pursuant to the merger agreement.

        The representations and warranties contained in the Mortgage Manager Purchase Agreement did not survive the completion of the Mortgage Manager Sale.

Interests of Certain Persons Related to American Capital in the Transactions

        In considering the recommendation of the American Capital board of directors with respect to the adoption of the merger agreement, American Capital stockholders should be aware that American Capital's directors and executive officers have interests in the Transactions that are different from, or in addition to, those of the American Capital stockholders generally. The members of the American Capital board of directors were aware of these interests and considered them, among other matters, in evaluating and negotiating the merger agreement and the Transactions and in recommending to American Capital's stockholders that the merger agreement be adopted. These interests are described in further detail below. For purposes of the American Capital agreements and plans described below, to the extent applicable, the completion of the Transactions will constitute a change in control, change of control, change of control event or term of similar meaning.

Treatment of Options and Incentive Awards

        Certain American Capital non-employee directors and executive officers hold one or more of the following awards: options to purchase shares of American Capital common stock and incentive awards granted under the 2014 Amended and Restated American Capital Performance Incentive Plan, the "PIP".

        Upon completion of the mergers, outstanding American Capital options and incentive awards will be treated as follows:

  •
  Options.  Immediately prior to completion of the mergers, each vested and unvested American Capital option that is outstanding, other than underwater options, will fully vest, become exercisable and, to the extent not exercised as of the completion of the mergers, be canceled and will entitle the holder to receive (1) an amount of cash equal to the positive difference, if any, between (a) the cash portion of the per share merger consideration multiplied by the number of shares of American Capital common stock subject to such option and (b) the portion of the aggregate exercise price allocable to the cash portion of the per share merger consideration and attributable to such option and (2) a number of shares of Ares Capital common stock equal to (A) the positive difference, if any, between (x) the dollar value of the stock portion of the per share merger consideration multiplied by the number of shares of American Capital common stock subject to such option and (y) the portion of the aggregate exercise price allocable to the stock portion of the per share merger consideration and attributable to such option, divided by (B) the volume-weighted average trading price of shares of Ares Capital common stock on NASDAQ for the five consecutive trading days prior to the closing date, in each case, less applicable withholdings. All underwater options will be canceled and terminated for no consideration.

  •
  Incentive Awards.  Immediately prior to completion of the mergers, each vested and unvested American Capital incentive award that is outstanding will fully vest and the corresponding shares of American Capital common stock will be released from the trust established by American Capital to serve as a funding vehicle for the incentive awards, pursuant to and consistent with the terms of the PIP after which each such share of American Capital common stock so released will be immediately converted into the right to receive the per share merger consideration, less applicable withholdings.

        The following table sets forth, for each American Capital non-employee director and executive officer, the number of shares subject to the options, whether vested or unvested, and unvested incentive awards as of the date of this document, other than any shares subject to incentive awards that will vest pursuant to their terms prior to September 30, 2016, the assumed closing date of the mergers solely for purpose of this transaction-related compensation disclosure; provided, that any incentive awards that are subject to a deferral election by the holders of such awards as of the date of this document, whether such awards are vested or unvested, are included in the table below. The table below also sets forth the estimated value, per individual, in respect of such awards upon completion of the mergers, assuming solely for purpose of this transaction-related compensation disclosure that the value of the merger consideration is $16.02 (the average closing market price of American Capital common stock over the first five business days following the first public announcement of the Transactions on May 23, 2016). The value of each option is calculated by subtracting the applicable exercise price from $16.02 and multiplying such amount by the number of American Capital shares subject to the option. The values of each incentive award is calculated by multiplying $16.02 by the number of American Capital shares subject to the incentive award. The amounts shown in the table below do not attempt to forecast any grants, exercises, or forfeitures of the options or incentive awards, or dividends with respect to the incentive awards, following the date of this document to the extent applicable. The actual amounts, if any, to be received by non-employee directors and executive officers will depend on the outstanding options and incentive awards held by such individuals as of the actual closing date, which may differ from the amounts set forth below.

Name	Options (#)	Incentive Awards (#)	Estimated Value ($)
Executive Officers(1)
Malon Wilkus	5,589,255	1,559,871	74,605,715
John R. Erickson	3,903,122	44,474	29,773,805
Samuel A. Flax	3,086,712	77,804	23,594,345
Brian S. Graff	2,912,573	15,422	21,614,371
Gordon J. O'Brien	3,052,988	33,320	22,503,658
Mark Lindsey	127,150	16,849	919,472
Tom McHale	1,263,307	144,972	11,803,679
Non-Employee Directors
Mary C. Baskin	166,250	—	852,113
Neil M. Hahl	300,000	—	2,070,625
Philip R. Harper	393,750	—	3,269,688
Stan Lundine	206,250	—	1,145,313
Kristin L. Manos	—	—	—
Susan K. Nestegard	156,250	—	410,938
Kenneth D. Peterson, Jr.	206,250	—	1,145,313
Alvin Puryear	300,000	—	2,070,625
David G. Richards	—	—	—

(1)
Ira J. Wagner separated from employment with American Capital on March 31, 2015 and, as a result, will not receive any payments or benefits in connection with the mergers that are different from, or in addition to, those of the American Capital stockholders generally. For this reason, Mr. Wagner has been excluded from this table.

Other Arrangements with Executive Officers

  Employment Agreements with Messrs. Wilkus, Erikson, Flax, Graff and O'Brien

        American Capital is party to an employment agreement with each of Messrs. Wilkus, Erickson, Flax, Graff and O'Brien. The employment agreements are substantially identical (except as noted below with respect to Mr. Wilkus) and provide for certain benefits to be paid to the executives in connection with a change of control and termination of employment with American Capital under the circumstances described below.

        The employment agreements provide that, in connection with an executive officer's termination of employment (1) by American Capital other than for "misconduct" or disability or (2) by the executive for "good reason," in either case, during the two months preceding or 18 months following a change of control of American Capital, a "qualifying termination," and subject to the execution and delivery of an effective release, the applicable executive will be entitled to the following severance payments and benefits:

  •
  continuation of the executive's base salary for a period of two years (or three years for Mr. Wilkus) following the qualifying termination, payable in substantially equal monthly installments;

  •
  an additional severance payment of $3,000,000 for Mr. Wilkus, $1,500,000 for Mr. Erickson, and $1,250,000 for each of Mr. Flax, Mr. Graff, and Mr. O'Brien, payable in lump sum no later than March 15th of the calendar year following the calendar year in which the qualifying termination occurs;

  •
  an additional severance payment equal to the greater of (1) the highest target incentive payment amount that the executive could have earned during the year in which the qualifying termination occurs or (2) the highest target incentive payment made to the executive for any of the three calendar years ending prior to the year in which the qualifying termination occurs, multiplied by two (or three for Mr. Wilkus), payable in lump sum between January 1st and March 15th of the year following the calendar year in which the qualifying termination occurs; and

  •
  continuation of each executive's and each executive's eligible dependents' insurance benefits for a period of two years (or three years for Mr. Wilkus) following such qualifying termination.

        For purposes of the employment agreements "good reason" means, with respect to the applicable executive, any of the following that, in the case of the executives other than Mr. Wilkus, occurs in the two months preceding or 18 months following a change of control of American Capital and, in the case of Mr. Wilkus, occurs at any time (regardless of whether a change of control has occurred): (1) a material diminution of the executive's authority, duties or responsibilities; (2) a material breach by American Capital of any material provision of the employment agreement; or (3) any material change in the geographic location at which the executive must perform services. In the event of a change of control, Mr. Wilkus may terminate his employment for good reason within the two months preceding or 18 months following the change of control, regardless of whether American Capital takes any of the actions above.

        The employment agreements also include covenants related to post-employment obligations of the executive officer, including non-competition with American Capital and non-solicitation of employees as well as obligations to maintain the confidentiality of certain information.

  Letter Agreement with Mr. Wilkus

        Mr. Wilkus and American Capital entered into a letter agreement, which provides that in the event that the payments and other benefits provided to Mr. Wilkus under his employment agreement or otherwise payable to Mr. Wilkus, including, without limitation, any acceleration of vesting of any equity awards or other incentive awards, the "total payments," would be subject (in whole or part), to the excise tax imposed under Section 4999 of the Code, then, the cash payments otherwise payable under his employment agreement shall be reduced to the extent necessary so that no portion of such total payments is subject to such excise tax, but only up to a maximum reduction of $6,325,879.

  Letter Agreement with Mr. Lindsey

        American Capital is party to a letter agreement with Mr. Lindsey. The letter agreement with Mr. Lindsey provides that he will receive a retention payment of $500,000 if he remains employed by American Capital on the earlier to occur of (1) a change of control event and (2) American Capital's affirmative termination of the sale process that was ongoing at time the parties entered into the letter agreement. Mr. Lindsey is also entitled to the retention payment if American Capital terminates his employment without "cause" prior to the occurrence of either a change of control event or the affirmative termination of the sale process, subject to Mr. Lindsey's execution of a general release of claims. The retention payment will be made in lump sum as soon as practicable after it becomes payable.

        In addition to the retention payment, the letter agreement provides that if Mr. Lindsey's employment is terminated by American Capital without cause and he executes a general release of claims, he is entitled to (1) a lump sum payment of $1,200,000 (plus the value of his accrued but unused vacation), payable as soon as practicable following his termination date and (2) his target annual bonus for the year in which such termination of employment occurs (prorated to reflect his actual termination date and reduced by any quarterly bonus payments previously made for such year), payable at the same time annual bonuses are or historically would be paid to then-current employees of American Capital.

  Employment Agreement and Retention Agreement with Mr. McHale

        American Capital is party to an employment agreement with Mr. McHale. The employment agreement with Mr. McHale provides that, in connection with a termination of his employment (1) by American Capital other than for "misconduct" or disability or (2) by Mr. McHale for "good reason," and subject to the execution and delivery of an effective release, Mr. McHale will be entitled to the following severance payments and benefits:

  •
  an amount equal to 18 months of his base salary, payable in 12 substantially equal monthly installments following such termination of employment;

  •
  a prorated target incentive payment, calculated as a prorated amount of Mr. McHale's target incentive payment amount for the year in which termination occurs, multiplied by the average percentage of the target incentive payment amounts actually paid to managing directors of American Capital for the year in which termination occurs, payable in lump sum no later than March 15th of the year following the year in which such termination of employment occurs; and

  •
  continuation of Mr. McHale's and his eligible dependents' insurance benefits for a period of one year following such termination of employment.

        For purposes of Mr. McHale's employment agreement, "good reason" means any of the following that occurs in the two months preceding or 18 months following a change of control of American Capital: (i) a material diminution of his authority, duties or responsibilities; (ii) a material breach by

American Capital of any material provision of the employment agreement; or (iii) any material change in the geographic location at which he must perform services.

        Mr. McHale's employment agreement also includes covenants related to his post-employment obligations in areas such as competition with American Capital and non-solicitation of employees, as well as obligations to maintain the confidentiality of certain information.

        American Capital also entered into a retention agreement with Mr. McHale on June 3, 2016. The retention agreement with Mr. McHale includes the grant of retention payments, payable upon the earlier of (a) a termination of Mr. McHale's employment by American Capital other than for "misconduct" or by Mr. McHale for "good reason," and (b) a change of control of American Capital, equal to the excess, if any, of (i) between the total payments and benefits he would have received had he been eligible to participate in American Capital's retention plan, including severance equal to four weeks of base salary per year of service (prorated to reflect partial years of service), a lump sum payment equal to his COBRA costs for a period equal to four weeks per year of service, up to a maximum of 18 months, (prorated to reflect partial years of service), and a bonus equal to his target annual bonus payable upon closing of the mergers, over (ii) the total payments and benefits he may receive pursuant to his employment agreement in the event of a qualifying termination of employment.

        The merger agreement provides that the employment of each employee of American Capital, including the "named executive officers" (as identified in accordance with SEC regulations), will terminate in connection with the mergers (regardless of whether the employee receives an offer of employment from Ares Capital Management, IHAM or their respective affiliates), and that, upon such termination, each such employee will be paid all severance benefits that he is entitled to upon such a termination, unless such employee waives such benefits.

        For an estimate of the value of the amounts that would be payable to each of American Capital's named executive officers pursuant to the arrangements described above, assuming solely for purpose of this transaction-related compensation disclosure that the closing occurs on September 30, 2016, and each named executive officer experienced a qualifying termination, see "—Golden Parachute Compensation" immediately below. We estimate that the aggregate amount of the payments and benefits described above that would be paid or become payable to American Capital's executive officers, other than the named executive officers, would be $1,819,096 for Mr. Lindsey and $1,998,888 for Mr. McHale, assuming the closing occurs on September 30, 2016 and both were terminated without cause on the same date.

Golden Parachute Compensation

        The following table sets forth the information required by Item 402(t) of Regulation S-K regarding certain compensation that will or may be paid or become payable to each of American Capital's "named executive officers" (as identified in accordance with SEC regulations) and that is based on or otherwise relates to the mergers. For additional details regarding the terms of the payments described below, see "—Interests of Certain Persons Related to American Capital in the Transactions."

        The amounts listed below are estimates based on assumptions that may or may not actually occur, including the assumption that (1) the completion of the mergers occurs on September 30, 2016, (2) each named executive officer experiences a qualifying termination upon completion of the mergers (which is expected to occur pursuant to the merger agreement) and (3) the value of American Capital's common stock upon completion of the mergers is $16.02 (the average closing market price of American Capital common stock over the first five business days following the first public announcement of the Transactions on May 23, 2016, as required by Item 402(t) of Regulation S-K). The amounts listed below do not reflect certain compensation actions that may occur before the completion of the mergers, merit increases or acceleration of payment or vesting for tax planning purposes with respect to Sections 280G and 4999 of the Code. The amounts in the table below do not include any vested options or vested incentive awards (regardless of whether deferred) and also do not include any American Capital options or incentive awards that will vest pursuant to their terms prior to September 30, 2016. For these reasons, the actual amounts, if any, to be received by a named executive officer may differ from the amounts set forth below. Additionally, the amounts for Mr. Wilkus include a $6,325,879 cutback to avoid an excise tax under Sections 280G and 4999 of the Code, comprised of the following reductions: $3,000,000 Additional Severance; $46,319 Perquisites/Benefits; $3,279,560 Target Incentive Payment.

	Cash(2)	Equity(3)	Perquisites/ Benefits(4)	Total
Named Executive Officer(1)
Malon Wilkus	$19,205,440	$3,556,663	$0	$22,762,103
John R. Erickson	$9,670,000	$1,404,630	$30,879	$11,105,509
Samuel A. Flax	$8,290,000	$1,188,511	$45,060	$9,523,571
Brian S. Graff	$8,290,000	$1,080,463	$45,060	$9,415,523
Gordon J. O'Brien	$8,290,000	$1,188,511	$45,060	$9,523,571

(1)
Ira J. Wagner, who is a former named executive officer of American Capital, has been excluded from this table because his employment ceased prior to the filing of this document, and as a result, he would not be entitled to any payments or benefits under the termination assumptions of this table.

(2)
Cash. Represents cash payments by American Capital to each named executive officer equal the sum of (i) continuation of the named executive officer's base salary for a period of two years (or three years for Mr. Wilkus) following a qualifying termination, payable in substantially equal monthly installments; (ii) an additional severance payment in the amount specified below, payable in lump sum no later than March 15th of the calendar year following the calendar year in which the qualifying termination occurs; and (iii) an additional severance payment equal to the greater of (A) the highest target incentive payment amount that the named executive officer could have earned during the year in which the qualifying termination occurs or (B) the highest target incentive payment made to the named executive officer for any of the three calendar years ending prior to the year in which the qualifying termination occurs, multiplied by two (or three for Mr. Wilkus), payable in lump sum between January 1st and March 15th of the year following the calendar year in which the qualifying termination occurs. These amounts are "double-trigger" payments (that is, they are payable upon a qualifying termination that occurs two months preceding or 18 months following a change of control of American Capital). However, the merger agreement provides that the employment of each employee of American Capital, including the named executive officers, will terminate in connection with the mergers (regardless of whether the employee receives an offer of employment from Ares Capital Management, IHAM or their respective affiliates), and that, upon such termination, each such employee will be paid all severance benefits that he is entitled to upon such a termination, unless such employee waives such benefits. The amounts are calculated as follows:

	Base Salary Continuation	Additional Severance	Target Incentive Payment	All Cash Payments
Named Executive Officers
Malon Wilkus	$4,485,000	$0	$14,720,440	$19,205,440
John R. Erickson	$2,170,000	$1,500,000	$6,000,000	$9,670,000
Samuel A. Flax	$2,040,000	$1,250,000	$5,000,000	$8,290,000
Brian S. Graff	$2,040,000	$1,250,000	$5,000,000	$8,290,000
Gordon J. O'Brien	$2,040,000	$1,250,000	$5,000,000	$8,290,000

(3)
Equity. Represents the value of all payments in cancelation of each named executive officer's (i) options (reduced by the applicable exercise prices) and (ii) shares released from the trust established by American Capital as the funding vehicle for the incentive awards, in either case, with respect to which accelerated vesting would apply at completion of the mergers pursuant to the terms of the merger agreement, and which accelerated vesting is a "single-trigger" benefit (that is, a benefit triggered by a change of control of American Capital that is not conditioned upon a qualifying termination), calculated as follows:

	Value of Option Payments(i)	Value of Incentive Award Payments(ii)	Value of All Equity Payments
Named Executive Officers
Malon Wilkus	$—	$3,556,663	$3,556,663
John R. Erickson	$1,304,339	$100,291	$1,404,630
Samuel A. Flax	$1,103,646	$84,865	$1,188,511
Brian S. Graff	$1,003,317	$77,146	$1,080,463
Gordon J. O'Brien	$1,103,646	$84,865	$1,188,511

(i)
Options. Represents the value of payments in cancelation of each named executive officer's options for which accelerated vesting would apply pursuant to the terms of the merger agreement, calculated assuming per share value of $16.02 (the average closing market price of American Capital common stock over the first five business days following the first public announcement of the Transactions on May 23, 2016, as required by Item 402(t) of Regulation S-K), reduced by the applicable exercise price, multiplied by the number of shares subject to the options that would vest on an accelerated basis upon completion of the mergers.

(ii)
Incentive Awards. Represents the value of payments in cancelation of the shares released to each named executive officer from the trust established by American Capital for which accelerated vesting would apply pursuant to the terms of the merger agreement, calculated assuming a per share value of $16.02 (the average closing market price of American Capital common stock over the first five business days following the first public announcement of the Transactions on May 23, 2016, as required by Item 402(t) of Regulation S-K), multiplied by the number of shares that would vest and be released on an accelerated basis upon completion of the mergers.
(4)
Perquisites/Benefits. Represents the cost of continuation of each named executive officer's and his eligible dependents' insurance benefits for a period of two years (or three years for Mr. Wilkus) following a qualifying termination, which benefits are "double-trigger" benefits as described above.

Indemnification of Directors and Officers

        The merger agreement provides that all rights to exculpation and indemnification for all acts or omissions occurring both prior to and following the effective time in favor of current or former directors, officers, managers or employees of American Capital or its subsidiaries the "D&O Indemnified Parties," as contained in their respective organizational documents as in effect on May 23, 2016, or in any contract, will continue in full force and effect following the effective time. Ares Capital will indemnify, defend and hold harmless, and advance expenses to, the D&O Indemnified Parties with respect to all acts or omissions by them in their capacities as such at any time prior to the effective time, to the fullest extent permitted by applicable law and to fullest extent required by the organizational documents of American Capital or its subsidiaries as in effect on May 23, 2016, as applicable. Ares Capital's organizational documents will contain provisions with respect to indemnification, advancement of expenses and limitation of director, officer and employee liability that are no less favorable to the D&O Indemnified Parties than those set forth in American Capital's and its subsidiaries' organizational documents as of May 23, 2016, and will not amend, repeal, or modify such provisions in a way that would adversely affect the rights thereunder of the D&O Indemnified Parties.

        To the fullest extent permitted by applicable law, Ares Capital will indemnify and hold harmless each D&O Indemnified Party against and from any costs, expenses, judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, proceeding, or investigation, to the extent such claim, proceeding, or investigation arises out of or pertains to (i) any alleged action or omission in such D&O Indemnified Party's capacity as a director, officer, or employee of American Capital or any of its subsidiaries prior to the effective time or (ii) the merger agreement or the Transactions. Ares Capital will pay the expenses of any D&O Indemnified Party in advance of the final disposition of any such claim, proceeding or investigation, so long as such D&O Indemnified Party has agreed to repay such expense amounts if such D&O Indemnified Party is not entitled to be indemnified under applicable law. Ares Capital may not settle, compromise, consent to the entry of any judgment or otherwise seek termination of any claim, proceeding or investigation without the consent of the D&O Indemnified Parties covered by the claim, proceeding or investigation unless an unconditional release of all D&O Indemnified Parties covered by the claim, proceeding or investigation from all liability arising out of such claim, proceeding or investigation is included.

        Prior to the effective time, American Capital or Ares Capital may purchase a six year "tail" policy on terms and conditions reasonably determined by American Capital. If neither American Capital or Ares Capital has purchased such a policy, Ares Capital will, and will cause its subsidiaries to, maintain directors' and officers' liability insurance and fiduciary insurance in full force and effect, on terms and conditions no less advantageous to the D&O Indemnified Parties or other persons entitled to the same benefits, American Capital's directors' and officers' liability insurance and fiduciary insurance existing on May 23, 2016, covering claims arising from facts, events, acts or omissions that occurred at or prior to the effective time, including the Transactions (provided, that Ares Capital shall not be required to pay an annual premium for such insurance in excess of two-hundred fifty percent (250%) of the aggregate annual premiums paid by American Capital on an annualized basis, in which case Ares Capital is only required to purchase coverage up to such amount).

Interests of Ares Capital's Investment Adviser in the Transactions

        Ares Capital's investment adviser, Ares Capital Management, has indirect financial interests in the Transactions that are different from, and/or in addition to, the interests of Ares Capital stockholders. For example, Ares Capital Management's base management fee is based on a percentage of Ares Capital's total assets. Because total assets under management will increase as a result of the Transactions, the dollar amount of Ares Capital Management's base management fee will likely increase as a result of the Transactions. In addition, the income based fee and capital gains incentive fee payable by Ares Capital to Ares Capital Management may be impacted as a result of the Transactions. See "Unaudited Pro Forma Condensed Consolidated Financial Statements."

        In connection with the Transactions, Ares Capital Management has agreed to (1) provide $275 million of cash consideration, or $1.20 per share of American Capital common stock, payable to American Capital stockholders in accordance with the terms and conditions set forth in the merger agreement at closing and (2) waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the Transactions, the lesser of (A) $10 million of the income based fees and (B) the amount of income based fees for such quarter, in each case, to the extent earned and payable by Ares Capital in such quarter pursuant to and as calculated under its investment advisory and management agreement.

Regulatory Approvals Required for the Transactions

        Completion of the mergers is subject to prior receipt of all approvals and consents required to be obtained from applicable governmental and regulatory authorities to complete the mergers. Ares Capital and American Capital have agreed to use their reasonable best efforts to complete the Transactions, including using reasonable best efforts to (1) obtain all approvals and consents from government authorities and other persons, (2) defend any lawsuits and legal proceedings challenging the merger agreement or the Transactions and (3) execute and deliver any additional instruments reasonably necessary to complete the Transactions.

        There can be no assurance that such regulatory approvals or consents will be obtained, that such approvals or consents will be received on a timely basis or that such approvals and consents will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of Ares Capital following completion of the mergers. Ares Capital and American Capital have filed notifications of the mergers under the provisions of the HSR Act with the Antitrust Division of the United States Department of Justice and the United States Federal Trade Commission on June 7, 2016. Early termination of the HSR waiting period was granted to each of Ares Capital and American Capital on July 6, 2016. Additionally, Ares Capital and American Capital expect to make antitrust filings with the Federal Antimonopoly Service of Russia with respect to certain Russian assets.

        In connection with the mergers, American Capital and Ares Capital will also be required to obtain approvals and consents from (1) the Financial Conduct Authority in the United Kingdom and (2) the Guernsey Financial Services Commission. Certain other approvals and consents and compliance with applicable laws and regulations will be required with respect to filings with NASDAQ regarding the listing of additional shares and with the SEC regarding this document. Ares Capital and American Capital intend to seek any other approvals and consents and make any other filings required to complete the mergers. There can be no assurance, however, that any such approvals or consents will be obtained.

Other Third Party Consents Required for the Transactions

        Under the merger agreement, Ares Capital's and American Capital's obligation to complete the mergers is subject to the prior receipt of consents required to be obtained from certain investment funds managed by ACAM and its subsidiaries with respect to aggregate assets under management of American Capital representing at least 75% of the aggregate assets under management of all such funds as of March 31, 2016, and other approvals and consents required to be obtained from other third parties. Although American Capital and Ares Capital expect that all such approvals and consents will be obtained and remain in effect and all conditions related to such consents will be satisfied, there can be no assurance that any such approvals or consents will be obtained.

Listing of Ares Capital Common Stock

        Ares Capital common stock trades on NASDAQ under the symbol "ARCC." American Capital common stock trades on NASDAQ under the symbol "ACAS." Upon the completion of the Transactions, American Capital common stock will be delisted from NASDAQ and thereafter will be deregistered under the Exchange Act. The Ares Capital common stock issuable pursuant to the merger agreement will be listed on NASDAQ.

Board of Directors and Management of the Combined Company Following Completion of the Transactions

        Upon the completion of the Transactions, the current directors and officers of Ares Capital are expected to continue in their current positions and Ares Capital's investment adviser, Ares Capital Management, will continue to externally manage Ares Capital.

        Information about the current Ares Capital directors and executive officers can be found in "Management of Ares Capital."

 DESCRIPTION OF THE MERGER AGREEMENT

        The following summary, which includes the material terms of the merger agreement, is qualified by reference to the complete text of the merger agreement, which is attached as Annex A to this document and is incorporated by reference in this document.

Structure of the Mergers

        Subject to the terms and conditions of the merger agreement, the acquisition of American Capital by Ares Capital will be accomplished with two mergers: (1) Acquisition Sub will merge with and into American Capital, with American Capital being the surviving entity in the merger and a wholly owned subsidiary of Ares Capital and (2) ACAM will merge with and into IHAM, with IHAM being the surviving entity in the ACAM merger. Immediately following the mergers, American Capital will convert into a Delaware limited liability company and withdraw its election as a BDC.

Closing; Completion of the Transactions

        The mergers will occur no later than two business days after the satisfaction or waiver of the conditions to closing set forth in the merger agreement or at another time as may be agreed to in writing by Ares Capital and American Capital. If the adoption of the merger agreement is approved at the American Capital annual meeting and the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement is approved at the Ares Capital special meeting, and the other conditions to closing the mergers are satisfied or waived, Ares Capital and American Capital expect to complete the Transactions as early as the fourth quarter of 2016.

Merger Consideration

        If the mergers are completed, each share of American Capital common stock outstanding immediately prior to the effective time will be converted into the right to receive, in accordance with the merger agreement, (1) $6.41 per share in cash from Ares Capital, (2) $1.20 per share in cash from Ares Capital Management, acting solely on its own behalf, (3) a fixed exchange ratio of 0.483 shares of Ares Capital common stock, subject to the payment of cash in lieu of fractional shares, (4) $2.45 per share in cash, which amount represents the per share cash consideration paid to American Capital pursuant to the Mortgage Manager Sale, and (5) (A) if the closing occurs after the record date with respect to Ares Capital's dividend payable with respect to the fourth quarter of 2016, 37.5% of the exchange ratio times Ares Capital's dividend for such quarter, plus (B) if the closing occurs after the record date with respect to Ares Capital's dividend payable with respect to the first quarter of 2017, 75% of the exchange ratio times Ares Capital's dividend for such quarter, plus (C) if the closing occurs after the record date with respect to Ares Capital's dividend for any subsequent quarter beginning with the second quarter of 2017, 100% of the exchange ratio times Ares Capital's dividend for such quarter (which is referred to collectively with the consideration in clauses (1), (2) and (4) of this paragraph as the "cash consideration"). Based on the number of shares of American Capital common stock outstanding on the date of the merger agreement, this would result in approximately 110.8 million shares of Ares Capital common stock being exchanged for approximately 229.3 million outstanding shares of American Capital common stock.

        If the shares of American Capital common stock or Ares Capital common stock have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of any reclassification, recapitalization, stock split, combination, or exchange or readjustment of shares, or if a stock dividend or stock distribution is declared with a record date prior to the effective time, or if any other similar event occurs, the exchange ratio will be appropriately adjusted to provide the same economic effect as contemplated by the merger agreement prior to such event. Holders of shares of American Capital common stock will not receive any fractional shares of Ares

Capital common stock. Instead, each American Capital stockholder will be paid an amount in cash, without interest and rounded down to the nearest cent, equal to the product of (1) such fractional share multiplied by (2) the volume weighted average price per share of Ares Capital common stock for the five consecutive trading days ending with the third complete trading day immediately prior to the effective time.

Dividends and Distributions

        Dividends or other distributions declared with respect to shares of Ares Capital common stock after the effective time will be paid, without interest, to any former American Capital stockholder only upon the surrender of its shares of American Capital common stock to the exchange agent for shares of Ares Capital common stock in accordance with such stockholder's letter of transmittal.

Treatment of American Capital Options and Incentive Awards

        Immediately prior to the effective time, each vested and unvested American Capital option outstanding, other than an underwater option, will become vested and exercisable in full. To the extent such option is not exercised by the effective time, such option will be canceled and entitle the holder of such option to receive the option consideration, which refers to:

  •
  the amount of cash equal to the difference between:

  •
  the cash consideration multiplied by the number of shares of American Capital common stock subject to the respective American Capital option; and

  •
  (A) the aggregate exercise price of the shares of American Capital common stock subject to such American Capital option multiplied by (B) a fraction, the numerator of which is the cash consideration and the denominator of which is the sum of the cash consideration and the share consideration value (as defined below in this section) (the amount in this clause (2) is referred to as the "total cash exercise price"); and

  •
  the number of shares of Ares Capital common stock equal to:

  •
  the difference between (A)(i) the share consideration value multiplied by (ii) the number of shares of American Capital common stock subject to the respective American Capital option and (B)(i) the aggregate exercise price of the shares of American Capital common stock subject to such American Capital option, reduced by (ii) the total cash exercise price; divided by

  •
  the parent measurement price (as defined below in this section);

in each case, less applicable withholdings.

        All underwater options will be canceled and terminated at the effective time, and no consideration will be paid in respect of such underwater options. For purposes of the merger agreement, "parent measurement price" means the volume weighted average trading price of shares of Ares Capital common stock for the five-day trading period ending on the trading day immediately prior to the effective time, and "share consideration value" means the product of the exchange ratio and the parent measurement price.

        Additionally, effective immediately prior to the effective time, each vested and unvested American Capital incentive award will become vested in full and the corresponding shares of American Capital common stock will be released pursuant to the terms of American Capital's performance incentive plans. Each such share of American Capital common stock will thereafter be immediately converted into the right to receive the merger consideration, less applicable withholdings.

Conversion of Shares; Exchange of Shares

        At the effective time, each share of American Capital common stock issued and outstanding immediately prior to the effective time will be converted into the right to receive the merger consideration (excluding dissenting shares, treasury stock and shares held by Ares Capital). Each such share of American Capital common stock will no longer be outstanding and will be automatically canceled and cease to exist, with the holders of such shares ceasing to have any rights with respect to any American Capital common stock other than the right to receive the merger consideration upon the surrender of such shares of American Capital common stock in accordance with such stockholder's letter of transmittal.

        After the effective time, no registration of transfers on the stock transfer books of American Capital, other than to settle transfers that occurred prior to the effective time, will occur. If shares of American Capital common stock are presented for transfer to the exchange agent, such shares will be cancelled against delivery of the applicable merger consideration.

Letter of Transmittal

        As promptly as practicable after the effective time, but in any event within two business days, the exchange agent will mail to each record holder of American Capital common stock a letter of transmittal and instructions for use in effecting the surrender of certificate(s) or book-entry shares in exchange for the merger consideration and, without interest, cash instead of fractional shares and any dividends or other distributions declared after the effective time with respect to shares of Ares Capital common stock. Delivery will only be effected, and risk of loss and title to certificate(s) and book-entry shares will only pass, upon delivery of such certificate(s) (or affidavits of loss in lieu of such certificate(s)) or book-entry shares to the exchange agent in the manner set forth in such letter of transmittal and instructions.

        Holders of American Capital common stock should not submit their shares of American Capital common stock for exchange until they receive the letter of transmittal and instructions from the exchange agent.

        If a certificate for American Capital common stock has been lost, stolen or destroyed, upon the making of an affidavit by such holder and, if required by Ares Capital, the posting of a bond in such amount as Ares Capital may determine is reasonably necessary as indemnity, the exchange agent will issue in exchange for such lost, stolen or destroyed certificate the merger consideration and, without interest, cash instead of fractional shares and any dividends or other distributions declared after the effective time with respect to shares of Ares Capital common stock.

        Shares of Ares Capital common stock will be issued in book-entry (i.e., uncertificated) form only. No physical certificates will be issued in connection with the merger. In lieu of physical certificates, the exchange agent will send to each person who has surrendered shares of American Capital common stock, together with a properly completed transmittal letter, a confirmation containing the information required under Maryland law regarding the Ares Capital common stock issued to such person, including the name of the issuer (Ares Capital) and the number of shares of Ares Capital common stock issued.

Withholding

        Ares Capital, Ares Capital Management and the exchange agent will be entitled to deduct and withhold from any amounts payable to any American Capital stockholder such amounts as each determines is required to be deducted and withheld with respect to the making of such payment under applicable tax laws. If any amounts are withheld, these amounts will be treated as having been paid to the stockholders from whom they were withheld.

Representations and Warranties

        The merger agreement contains customary representations and warranties of American Capital and Ares Capital relating to their respective businesses. With the exception of certain fundamental representations that must be true and correct in all or virtually all respects, or in all material respects, no representation or warranty will be deemed untrue, and neither party will be deemed to have breached a representation or warranty, as a consequence of the existence of any fact, circumstance or event unless such fact, circumstance or event, individually or when taken together with all other facts, circumstances and events inconsistent with any representation made by such party (without considering "materiality" or "material adverse effect" qualifications), has had or is reasonably expected to have a material adverse effect (as defined below). The representations and warranties in the merger agreement will not survive after the effective time.

        The merger agreement contains customary representations and warranties by each of Ares Capital and American Capital, subject to specified exceptions and qualifications, relating to, among other things:

  •
  corporate organization, including incorporation and qualification;

  •
  subsidiaries;

  •
  capitalization;

  •
  power and authority to execute, deliver and perform obligations under the merger agreement;

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  the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, material contracts or other obligations;

  •
  required government filings and consents and compliance with applicable law;

  •
  financial reports and financial statements;

  •
  the accuracy and completeness of information supplied for inclusion in this document and other governmental filings in connection with the Transactions;

  •
  internal controls and disclosure controls and procedures;

  •
  absence of certain changes and actions since December 31, 2015;

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  absence of undisclosed liabilities;

  •
  absence of certain litigation, orders or investigations;

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  regulatory documents and investment adviser registrations and filings;

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  regulated and unregulated funds, in the case of American Capital;

  •
  ineligible persons;

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  employment and labor matters, including with respect to any employee benefit plans;

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  intellectual property matters;

  •
  tax matters;

  •
  material contracts and certain other types of contracts;

  •
  owned and leased properties.

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  insurance coverage;

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  environmental matters;

  •
  corporate approvals, including stockholder voting requirements, and in the case of American Capital, applicability of anti-takeover statutes;

  •
  brokers fees;

  •
  the receipt of financial advisors' opinions; and

  •
  investment assets.

        Additionally, ACAM has made certain representations and warranties to Ares Capital, subject to specified exceptions and qualifications, relating to, among other things: (1) corporate organization, including incorporation and qualification; (2) subsidiaries; (3) capitalization; (4) power and authority to execute, deliver and perform obligations under the merger agreement; (5) the absence of violations of (A) organizational documents, (B) laws or orders or (C) permits, material contracts or other obligations; (6) required government filings and consents and compliance with applicable law; and (7) brokers.

        Ares Capital Management has also made certain representations and warranties to American Capital, subject to specified exceptions and qualifications, relating to, among other things: (1) corporate organization, including incorporation and qualification; (2) required government filings and consents and compliance with applicable law; (3) regulatory documents and investment adviser registrations and filings; (4) the accuracy and completeness of information supplied for inclusion in this document and other governmental filings in connection with the Transactions; (5) internal controls and disclosure controls and procedures; (6) absence of certain changes and actions during the two-year period prior to the date of the merger agreement; and (7) absence of certain litigation, orders or investigations.

        IHAM has also made certain representations and warranties to American Capital, subject to specified exceptions and qualifications, relating to, among other things: (1) regulatory documents and investment adviser registrations and filings; (2) written policies and procedures compliant with the Advisers Act; and (3) the absence of violations of (A) its limited partnership agreement, (B) laws or orders or (C) permits, material contracts or other obligations.

        These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by American Capital and Ares Capital in connection with negotiating the terms of the merger agreement and may have been included in the merger agreement for the purpose of allocating risk between American Capital and Ares Capital rather than to establish matters as facts. The merger agreement is described in, and included as Annex A to, this document only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding American Capital, Ares Capital or their respective businesses. Accordingly, the representations and warranties and other provisions of the merger agreement should not be read alone, but instead, should be read only in conjunction with the information provided elsewhere in this document.

        For purposes of the merger agreement, "material adverse effect" with respect to Ares Capital or American Capital, as applicable, means, any fact, circumstance, event, change, occurrence or effect that would have or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on, or would reasonably be expected to be materially adverse to (1) the business, operations or condition (financial or otherwise) of such party and its subsidiaries, taken as a whole or (2) the ability of such party to timely complete the Transactions. None of the following facts, circumstances or events, among others, will constitute or be taken into account in determining whether a material adverse effect has occurred or is reasonably expected to occur with respect to clause (1) in the immediately preceding sentence:

  •
  changes in general economic, financial market, business or geopolitical conditions;

  •
  general changes or developments in the industries or markets in which such party or its subsidiaries (or, in the case of American Capital, any of its funds or portfolio companies) operate, including general changes in law across such industries or geographic areas;

  •
  changes in any applicable laws or accounting regulations;

  •
  any change in the price or trading volume of Ares Capital's or American Capital's (or any of its funds' or portfolio companies') securities or other financial instruments, in and of itself;

  •
  any failure by Ares Capital or American Capital (or any of its funds or portfolio companies) to meet published analyst estimates or expectations of revenue, earnings, financial performance or results of operations, in and of itself;

  •
  any failure by Ares Capital or American Capital (or any of its subsidiaries, funds or portfolio companies) to meet internal or published projections, budgets, plans or forecasts, in and of itself;

  •
  any outbreak or escalation of hostilities or war or any act of terrorism, or any acts of God or natural disasters;

  •
  the initiation of litigation by any person with respect to the merger agreement and the Transactions, and additionally, in the case of American Capital, with respect to the Mortgage Manager Purchase Agreement and the Mortgage Manager Sale;

  •
  any action taken that is expressly required to be taken pursuant to the merger agreement, and additionally in the case of American Capital, the Mortgage Manager Purchase Agreement;

  •
  any actions taken (or omitted in the case of American Capital) at the request of the other party to the extent taken in accordance with such request (other than, in the case of American Capital, pursuant to the conduct of business covenants described below in the section entitled "Conduct of Business Pending Completion of the Mergers—American Capital's Conduct of Business");

  •
  the termination of the investment advisory relationship with any funds (including the termination of any advisory agreements), in the case of American Capital; and

  •
  the termination of employment of any person employed by Ares Capital or American Capital or any of their subsidiaries resulting from the announcement or pendency of the merger agreement.

The facts, circumstances and events set forth in the first three bullets and the seventh bullet in the immediately preceding paragraph will otherwise be taken into account in determining whether a material adverse effect has occurred to the extent such facts, circumstances or events have a disproportionate impact on such party and its subsidiaries taken as whole relative to other participants in the same industries.

Conduct of Business Pending Completion of the Mergers

  American Capital's Conduct of Business

        American Capital has undertaken customary covenants that place restrictions on it and certain of its subsidiaries until completion of the mergers. In general, American Capital has agreed that before the completion of the mergers, except as contemplated by the merger agreement and subject to certain agreed upon exceptions, it will, and will cause certain of its subsidiaries to, conduct their business in the ordinary course of business consistent with past practice and use reasonable best efforts to maintain generally their advantageous business relationships.

        In addition, before the completion of the mergers, American Capital has agreed that, subject to applicable law and certain agreed upon exceptions and except as expressly contemplated by the merger agreement, without the prior written consent of Ares Capital, it will not, and will not permit its consolidated subsidiaries or ACAM and its consolidated subsidiaries to, among other things:

  •
  amend its organizational documents;

  •
  split, combine, reclassify, redeem, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests or rights, except for certain transactions solely within the American Capital group;

  •
  issue, sell, pledge, dispose, encumber or grant any shares of its or its subsidiaries' capital stock, warrants, options, convertible securities or other rights to acquire shares of capital stock, provided that American Capital may (1) issue shares in connection with American Capital incentive awards outstanding as of the merger agreement date (or granted in accordance with the following clause (2)), (2) issue shares and grant stock options pursuant to offer letters or employment agreements existing as of the merger agreement date or as required by American Capital benefit plans, or (3) grant liens pursuant to certain existing credit facilities;

  •
  declare, authorize, make or pay any dividend or other distribution with respect to its and certain of its subsidiaries' capital stock or other equity interests, except in connection with transactions solely within certain American Capital group entities, provided that such restriction will not apply to ACAM and its subsidiaries, or the "ACAM group," to the extent it would create any restriction or encumbrance on the ability of the ACAM group to make any dividend payments or other distributions in respect of its capital stock;

  •
  except as required pursuant to any contracts, employee benefit plans or applicable law or in connection with the promotion of American Capital employees below the level of senior vice president for the period commencing January 1, 2017 in the ordinary course of business consistent with past practice:

  (1)
  increase the compensation or benefits payable to any current or former employee, director or service provider of American Capital or any of its subsidiaries (except for increases in base salary for any period commencing on or after January 1, 2017 for employees earning less than $200,000 in annual base salary in an amount not to exceed 20% of such base salary, which increases are not to exceed an aggregate of $1,000,000 for all employees of American Capital and its subsidiaries);

  (2)
  grant any severance, termination, retention or change in control pay to, or enter into any severance, termination, retention or change in control agreement with, any current or former employee, director or service provider of American Capital or any of its subsidiaries for an amount greater than $100,000 individually so long as all such amounts do not result in an increase of the aggregate amounts that would be payable pursuant to the applicable contracts and employee benefit plans in effect as of the date of the merger agreement;

  (3)
  adopt or become bound by any new employee benefit plan or materially amend, modify or terminate any existing employee benefit plans;

  (4)
  accelerate the time of payment or vesting of any compensation or benefits for any current or former employee, director or service provider of American Capital and its subsidiaries, subject to certain exceptions; or

  (5)
  pay or provide any material compensation or benefit not required by the terms of any employee benefit plan as in effect on the date of the merger agreement (other than the payment of cash compensation in the ordinary course of business consistent with past practice) to any current or former employee, director or service provider of American Capital and its subsidiaries;

  •
  grant, confer or award any options, convertible securities, restricted stock, restricted stock units or other rights to acquire any of the capital stock or other equity interests of American Capital or its subsidiaries;

  •
  acquire, dispose, lease, license, sell, transfer or encumber any (A) portfolio company investment or (B) corporate entity or any material portion of the assets, business or properties of any entity or business, except in each case with respect to:

  (1)
  dispositions with collective sales prices, as applicable, not exceeding $25 million individually or $100 million in the aggregate (provided that any such disposition is not (A) with respect to certain scheduled assets (except as described in paragraph (6) below) and (B) in exchange for consideration that is less than the fair market value for such assets);

  (2)
  dispositions of portfolio company investments or material assets for which a sale agreement has been executed as of the merger agreement date but that have not yet been completed;

  (3)
  the sale of certain scheduled portfolio company investments, solely if such sale is on terms and conditions materially consistent in all respects with the terms and conditions scheduled with respect to such portfolio company;

  (4)
  compliance with unfunded commitment obligations existing as of the date of the merger agreement with respect to any portfolio company investments;

  (5)
  acquisitions in the form of follow-on investments in portfolio company investments existing as of the merger agreement date and not exceeding $25 million individually or $100 million in the aggregate, provided that the applicable portfolio company investment in which such follow-on investment is being made had a fair value as of March 31, 2016 equal to at least 95% of its cost; or

  (6)
  in any case where American Capital or the portfolio company investment is subject to a compulsory drag-along, call option, prepayment option or redemption, or similar compulsory contractual obligation, to sell, have redeemed or paid off, or otherwise dispose of, any portfolio company investment pursuant to the contractual terms pertaining to such portfolio company investment;

    provided, that: (A) the transactions described in the immediately preceding paragraphs (1) through (5), individually or collectively, do not result in any material tax liability (other than any liability for alternative minimum taxes) being imposed on American Capital or its subsidiaries; (B) American Capital provides Ares Capital notification of any disposition made pursuant to the immediately preceding paragraphs (1) through (3) and (6) promptly following the completion thereof; and (C) American Capital provides Ares Capital notification of any acquisition made pursuant to paragraph (5) promptly following the completion thereof;

  •
  (1) incur any indebtedness or guarantee any such indebtedness of any person (except for (A) indebtedness or guarantees for drawdowns with respect to existing credit facilities in the ordinary course of business consistent with past practice; (B) indebtedness owed to American Capital or its subsidiaries; (C) indebtedness in the form of letters of credit not to exceed $5 million individually or $10 million in the aggregate; or (D) as otherwise set forth in the American Capital disclosure letter), so long as such indebtedness does not provide for any penalty upon prepayment or (2) except as described in the immediately preceding bullet, make any loans, advances or capital contributions to, or investments in, any other person (other than (A) to or in the American Capital group, (B) pursuant to previously disclosed commitments existing as of the date of the merger agreement that have been scheduled and (C) with respect to indebtedness incurred by American Capital or its subsidiaries);

  •
  amend, terminate, modify or waive any provision of any pending sale agreement or the Mortgage Manager Purchase Agreement to the extent that any such amendment, termination, modification or waiver would be materially adverse to American Capital or any of its subsidiaries, provided that any amendment, termination or waiver will be deemed to be materially adverse if it (1) decreases (or would reasonably be expected to decrease) the amount of, or changes the form of, any consideration to be received by American Capital or its subsidiaries, as applicable, in respect of such pending sale agreement or the Mortgage Manager Purchase Agreement or (2) increases (or would reasonably be expected to increase) the liability to be borne by American Capital or its subsidiaries, as applicable;

  •
  (1) pay, discharge or satisfy any indebtedness that has a prepayment cost, "make whole" amount, prepayment penalty or similar obligation (other than (A) any payment, discharge or satisfaction required pursuant to the terms of existing credit facilities or the 2013 Indenture (as defined in the merger agreement) and (B) indebtedness incurred by American Capital or its subsidiaries and owed to American Capital and its subsidiaries), (2) cancel any material indebtedness (individually or in the aggregate) or waive or amend any claims or rights of substantial value (other than (A) in connection with ordinary course restructurings of investments in portfolio companies in an aggregate amount not to exceed $5 million in present fair market value and (B) indebtedness incurred by American Capital or its subsidiaries and owed to American Capital or its subsidiaries) or (3) waive material benefits of, or agree to modify in any material manner, any confidentiality, standstill or similar agreement to which American Capital or its subsidiaries is a party (other than (A) with respect to portfolio company investments and (B) in the ordinary course of business consistent with past practice);

  •
  make any pledge of any of its material assets or permit any of its material assets to become subject to any liens except certain permitted liens;

  •
  terminate, enter into, materially amend, renew or waive any material rights under any material contract or any contract for leased property in Bethesda, Maryland or New York, New York, in each case in any manner materially adverse to American Capital or its subsidiaries, as applicable;

  •
  make any material change to its methods of accounting, except (1) as required by GAAP, Regulation S-X of the Exchange Act or a governmental authority or quasi-governmental authority (including the Financial Accounting Standards Board (the "FASB") or any similar organization), (2) to permit the audit of American Capital's financial statements in compliance with GAAP or (3) as required by a change in applicable law;

  •
  make or agree to make any capital expenditure exceeding $1.5 million in the aggregate;

  •
  commence any material proceedings, suits or actions except with respect to routine matters in the ordinary course of business and consistent with past practice, or settle any proceedings, suits or actions other than settlements that result solely in monetary obligations involving payment by American Capital or certain of its subsidiaries of (1) the amounts specifically reserved in accordance with GAAP with respect to such proceeding or claim on American Capital's consolidated financial statements for the year ending December 31, 2015, (2) amounts to be paid from escrow accounts for purposes of working capital adjustments and indemnification matters related to former American Capital portfolio companies, in each case pursuant to contracts that have been made available Ares Capital prior to the date of the merger agreement, (3) amounts to be paid from insurance proceeds for the purpose of paying such settlements or (4) an amount not greater than $1 million in the aggregate;

  •
  make or change any material tax election, change any material method of tax accounting, file any material amended tax return, settle or compromise any audit or proceeding, suit or action relating to a material amount of taxes, agree to an extension or waiver of the statute of limitations with respect to a material amount of taxes, enter into any "closing agreement" as defined in the Code, (or any similar provision of state, local or non-U.S. law) with respect to any material tax or surrender any right to claim a material tax refund;

  •
  enter into a new line of business outside of American Capital's investment objective as described in its forms, documents and reports filed with the SEC since January 1, 2015 (provided that this prohibition does not apply in any way to any American Capital portfolio company); or

  •
  adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of American Capital or its subsidiaries.

  Ares Capital's Conduct of Business

        Ares Capital has undertaken customary covenants that place restrictions on it and its subsidiaries until completion of the mergers. In general, Ares Capital has agreed that before the completion of the mergers, except as contemplated by the merger agreement and subject to certain agreed upon exceptions, it will, and will cause its subsidiaries to conduct their business in the ordinary course of business consistent with past practice and use reasonable best efforts to maintain generally their advantageous business relationships.

        Before the completion of the mergers, Ares Capital has agreed, subject to applicable law and certain agreed upon exceptions and except as expressly contemplated by the merger agreement, it will not, and will not permit its subsidiaries to, among other things:

  •
  amend its or its subsidiaries' organizational documents;

  •
  split, combine, reclassify, redeem, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests or rights, except for transactions solely among Ares Capital and its wholly owned subsidiaries or among Ares Capital's wholly owned subsidiaries;

  •
  issue, sell, pledge, dispose, encumber or grant, or authorize the same with respect to, any shares of its or its subsidiaries' capital stock, except for (1) transactions among Ares Capital and its wholly owned subsidiaries or among Ares Capital's wholly owned subsidiaries or (2) in an aggregate amount of shares of Ares Capital common stock not to exceed a value of $450 million;

  •
  declare, authorize, make or pay any dividend or other distribution in excess of $0.38 per share with respect to Ares Capital or any of its subsidiaries' capital stock or other equity interests, other than dividends paid by any subsidiary to Ares Capital or any other Ares Capital subsidiary, except with respect to (1) quarterly dividends by Ares Capital equal to the greater of (A) the net operating income earned during the applicable quarter and (B) its prior quarter dividend level or (2) distributions by Ares Capital that are required (as reasonably determined by its board of directors and taking into account certain provisions of the Code) (A) for Ares Capital to maintain its status as a RIC for tax purposes or (B) to avoid the payment of income or excise taxes or interest under certain provisions of the Code;

  •
  dispose, lease, license, sell, transfer, encumber or discontinue IHAM, or to the extent it would reasonably be expected to violate Ares Capital's exemptive order granted by the SEC in connection with the operation of IHAM, any portion of the assets, business or properties of IHAM;

  •
  enter into a new line of business outside of Ares Capital's investment objective as described in its forms, documents and reports filed with the SEC since January 1, 2015 (provided that this prohibition does not apply in any way to any Ares Capital portfolio company);

  •
  make any material change to its methods of accounting, except (1) as required by GAAP, Regulation S-X of the Exchange Act or a governmental authority or quasi-governmental authority (including the FASB or any similar organization), (2) to permit the audit of Ares Capital's financial statements in compliance with GAAP or (3) as required by a change in applicable law;

  •
  make or agree to make any capital expenditure exceeding $5 million in the aggregate;

  •
  make or change any material tax election other than in the ordinary course of business or change any material method of tax accounting other than in the ordinary course of business;

  •
  adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of Ares Capital or any of its subsidiaries; or

  •
  amend, terminate, modify or waive any material rights under the Restated Investment Advisory and Management Agreement, dated June 6, 2011, with Ares Capital Management or the Amended and Restated Administration Agreement, dated June 1, 2007, with Ares Operations.

Additional Covenants

  Other Covenants; Consents; Filings

        The merger agreement also contains covenants relating to the preparation of this document, the holding of the stockholders' meetings of American Capital and Ares Capital, access to information of the other party and obtaining certain regulatory and third party consents. The merger agreement requires the parties thereto to use their reasonable best efforts to complete the Transactions, including using reasonable best efforts to (1) obtain all approvals and consents from government authorities and other persons, (2) defend any lawsuits and legal proceedings challenging the merger agreement or the Transactions and (3) execute and deliver any additional instruments reasonably necessary to complete the Transactions. Ares Capital and Acquisition Sub have also agreed to take promptly any and all steps necessary to avoid or eliminate every impediment to obtain all consents under United States and foreign competition, antitrust, merger control or investment laws, including divesting assets or businesses as required by a governmental authority, provided that such steps would not result in or would be reasonably expected to result in a material adverse effect with respect to American Capital or Ares Capital.

        American Capital has also agreed to cause each member of the ACAM group to use commercially reasonable efforts to obtain any required fund consents from the funds managed by the ACAM group. With respect to American Capital Senior Floating, Ltd., a Maryland corporation, or the "regulated fund," American Capital is required to cause members of the ACAM group to use commercially reasonable efforts to obtain the approval of the regulated fund board of directors (in accordance with the requirements of the Investment Company Act) for a new advisory agreement between the regulated fund and IHAM, provided that such agreement is on substantially similar terms to the existing advisory agreement between the regulated fund and ACAM.

        With respect to all other funds managed by the ACAM group (excluding the regulated fund and any carry vehicle (or functionally equivalent) entity), or the "non-regulated funds," American Capital is required to cause each member of the ACAM group to use commercially reasonable efforts to obtain the consent of each non-regulated fund to the "assignment" (as defined in the Advisers Act, or if applicable, other applicable law) of its existing advisory agreement to IHAM resulting from the completion of the mergers, to the extent required by the terms of such advisory agreement and/or applicable law.

  Reasonable Best Efforts to Obtain Stockholder Approval; Adverse Recommendation Change

        American Capital has agreed to hold a meeting of its stockholders as soon as practicable following the effectiveness of this document for the purpose of obtaining the approval of American Capital stockholders for the adoption of the merger agreement, or the "American Capital stockholder approval," and not to submit any other proposal to such stockholders without the prior written consent of Ares Capital. American Capital will be required to use its reasonable best efforts to (1) solicit from its stockholders proxies in favor of the adoption of the merger agreement and (2) take all other action necessary or advisable to secure such approval of its stockholders. Except as described in the section below entitled "—No Solicitation," neither American Capital's board of directors or any committee thereof may:

  •
  withhold, withdraw or modify or qualify, or propose publicly to do any of the foregoing with respect to, American Capital's recommendation that the stockholders adopt the merger agreement and thereby approve the Transactions;

  •
  fail to reaffirm such recommendation or fail to publicly state that the mergers and the merger agreement are in the best interests of its stockholders, within 15 business days after Ares Capital requests in writing that such action be taken;

  •
  fail to publicly announce, within 15 business days after a tender or exchange offer relating to the securities of American Capital, a statement disclosing that the American Capital board of directors recommends rejection of such offer;

  •
  take or resolve to take any other action or make any other statement in connection with the American Capital stockholders' meeting inconsistent with such recommendation to adopt the merger agreement and the Transactions; or

  •
  approve, determine to be advisable, or recommend, or propose publicly to do any of the foregoing with respect to, any competing proposal.

        Each case described in the immediately preceding bullets is referred to herein as an "American Capital adverse recommendation change." Notwithstanding any American Capital adverse recommendation change, unless the merger agreement is terminated in accordance with its terms, the obligations of the parties thereto will continue in full force and effect and such obligations will not be affected by the commencement, public proposal, public disclosure or communication to American Capital of any competing proposal (whether or not a superior proposal (as defined below in the section below entitled "—No Solicitation")).

        Similarly, Ares Capital has agreed to hold a meeting of its stockholders as soon as practicable following the effectiveness of this document for the purpose of obtaining the approval of Ares Capital stockholders for the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement, or the "Ares Capital stockholder approval," and not to submit any other proposal to such stockholders without the prior written consent of American Capital. Ares Capital will be required to use its reasonable best efforts to (1) solicit from its stockholders proxies in favor of approving the issuance of shares of Ares Capital common stock in connection with the merger and (2) take all other action necessary or advisable to secure such approval of its stockholders. Except as described in the section below titled "—No Solicitation," neither Ares Capital's board of directors or any committee thereof may:

  •
  withhold, withdraw or modify or qualify, or propose publicly to do any of the foregoing for, Ares Capital's recommendation that the stockholders approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement;

  •
  fail to reaffirm such recommendation or fail to publicly state that the mergers and the merger agreement are in the best interests of its stockholders, within 15 business days after American Capital requests in writing that such action be taken;

  •
  fail to publicly announce, within 15 business days after a tender or exchange offer relating to the securities of Ares Capital, a statement disclosing that the Ares Capital board of directors recommends rejection of such offer;

  •
  take or resolve to take any other action or make any other statement in connection with the Ares Capital stockholders' meeting inconsistent with such recommendation to approve the issuance of shares of Ares Capital common stock in connection with the merger; or

  •
  approve, determine to be advisable, or recommend, or propose publicly to do any of the foregoing for, any competing proposal.

        Each case described in the immediately preceding bullets is referred to as an "Ares Capital adverse recommendation change." Notwithstanding any Ares Capital adverse recommendation change, unless the merger agreement is terminated in accordance with its terms, the obligations of the parties will continue in full force and effect and such obligations will not be affected by the commencement, public proposal, public disclosure or communication to Ares Capital of any competing proposal (whether or not a superior proposal).

  Employee Matters

        Effective immediately prior to the effective time, or solely with respect to an employee who does not receive an offer of employment from Ares Capital Management, IHAM or their respective affiliates or who receives such an offer but does not accept such offer within the time period prescribed below, such earlier time period as determined by American Capital in its sole discretion at any time 60 days following the date of the merger agreement, American Capital will cause the employment of each employee of American Capital, ACAM and their respective subsidiaries to terminate and, upon such termination, American Capital or ACAM will provide to any such terminated employee all severance, retention and other payments or benefits as may become payable as a result of such termination or the occurrence of the effective time. Additionally, on or prior to 60 days following the date of the merger agreement, Ares Capital Management, IHAM or their respective affiliates may make an offer of employment, effective at or after the effective time, to any employee of American Capital, ACAM or any of their respective subsidiaries, provided that any such offer of employment will be contingent upon the effective time actually occurring and will expire if the employee does not accept such offer within 30 days following the date such offer was made.

        Ares Capital and IHAM will honor all obligations described in the immediately preceding paragraph. Ares Capital and American Capital have agreed that the occurrence of the effective time constitutes a "change in control" for purposes of all employee benefit plans and agreements in which such term or a similar term is relevant. American Capital and its subsidiaries will be entitled to pay prorated annual cash bonuses to employees of American Capital, ACAM and their respective subsidiaries with respect to American Capital's 2016 fiscal year and, if the effective time occurs in American Capital's 2017 fiscal year, such fiscal year, in each case calculated based on target-level performance.

        If requested in writing by Ares Capital to American Capital at least five business days prior to the effective time, American Capital agrees to take all actions necessary or appropriate to terminate, effective no later than the effective time, any American Capital employee benefit plan (other than the American Capital, Ltd. Retention Plan and any employment or severance agreements). If American Capital or any of its subsidiaries is required to terminate any employee benefit plan, then American Capital or its subsidiaries, as applicable, will take such actions in furtherance of terminating such employee benefit plan as Ares Capital may reasonably request. As of immediately prior to, but contingent on the occurrence of the effective time, American Capital will vest payments and benefits under such terminated employee benefit plans.

  Indemnification; Directors' and Officers' Insurance

        Ares Capital and Acquisition Sub have agreed that all rights to exculpation and indemnification for acts or omissions occurring at or prior to the effective time (including any matters arising in connection with the Transactions) existing in favor of the current or former directors, officers, managers or employees, or the "D&O indemnified parties," of American Capital or its subsidiaries as provided in their respective organizational documents as in effect on the date of merger agreement or in any contract will survive the mergers and continue in full force and effect.

        Ares Capital has agreed to indemnify, defend and hold harmless, and advance expenses, to D&O indemnified parties with respect to all acts or omissions in their respective capacities at any time prior to the effective time (including any matters arising in connection with the merger agreement or the Transactions), to the fullest extent permitted by applicable law and required by the respective organizational documents of American Capital and its subsidiaries as in effect on the date of the merger agreement. Ares Capital has agreed to cause its organizational documents to contain provisions with respect to indemnification, advancement of expenses and limitations of liability that are no less favorable to the D&O indemnified parties than those set forth in American Capital's and its subsidiaries' organizational documents as of the date of the merger agreement.

        Additionally, to the fullest extent that American Capital and Ares Capital would be permitted by applicable law, Ares Capital will:

  •
  indemnify and hold harmless each D&O indemnified party against and from any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, proceeding or investigation, whether civil, criminal, administrative or investigative, to the extent pertaining to: (1) any alleged action or omission in such D&O indemnified party's respective capacity or (2) the merger agreement and the Transactions; and

  •
  pay in advance of the final disposition of any such claim, proceeding or investigation the expenses (including attorneys' fees) for any D&O indemnified party upon a determination that such D&O indemnified party is not entitled to be indemnified by applicable law.

        Unless American Capital has purchased a "tail" policy prior to the effective time as provided below, for at least six years after the effective time, Ares Capital will be required to maintain in full force and effect, on terms and conditions no less advantageous to the D&O indemnified parties than the existing liability insurance and fiduciary insurance maintained by American Capital as of the date of the merger agreement (provided that Ares Capital will not be required to pay an annual premium for such insurance in excess of 250% of the aggregate annual premiums currently paid by American Capital on an annualized basis, but in such case will purchase as much of such coverage as possible for such amount). Ares Capital has also agreed not take any action that would prejudice the rights or otherwise impede recovery of the beneficiaries of any such insurance. In lieu of such insurance, prior to the effective time, American Capital or Ares Capital may purchase a six year "tail" prepaid policy, subject to certain conditions.

  No Solicitation

        American Capital and Ares Capital have agreed to, and will cause their respective affiliates, subsidiaries, and each of their respective officers, directors, managers, employees and other advisors, representatives and agents to, immediately cease and cause to be terminated all discussions and negotiations with respect to a "competing proposal" (as described below) from a third party and not to directly or indirectly solicit or take any other action (including providing information) with the intent to solicit any inquiry, discussion, proposal or offer with respect to a competing proposal.

        If either American Capital or Ares Capital receives a competing proposal from a third party, and the board of directors of American Capital or Ares Capital, as applicable, determines in good faith after consultation with its outside legal counsel and independent financial advisors that (1) failure to consider such proposal would reasonably be expected to be inconsistent with the fiduciary duties of the respective directors under applicable law and (2) the competing proposal constitutes or is reasonably expected to result in a superior proposal, then the party receiving such proposal may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied, including providing notice to the other party within two business days of receipt of such proposal. American Capital or Ares Capital may terminate the merger agreement and enter into an agreement with a third party who makes a superior proposal, subject to (1) negotiating in good faith to amend the merger agreement so that the superior proposal is no longer deemed a superior proposal and satisfying certain other procedural requirements and (2) the payment of a $140 million termination fee by the terminating party.

        For purposes of the merger agreement:

  •
  "competing proposal" means any inquiry, proposal or offer made by any person or group of persons to acquire in one or a series of transactions (1) the beneficial ownership of 20% or more of any class of equity securities of American Capital or Ares Capital, as applicable, or (2) any assets or businesses constituting 20% or more of the revenues or assets of American Capital, its subsidiaries and the ACAM group or Ares Capital and its subsidiaries; and

  •
  "superior proposal" means a bona fide written competing proposal (with all percentages described in the definition of competing proposal in the immediately preceding bullet increased to 66 2/3%) made by a third party on terms that the American Capital board of directors or the Ares Capital board of directors, as applicable, determines in good faith, after consultation with its independent financial advisors and outside legal advisors, and considering the likelihood and anticipated timing of completion, are more favorable to American Capital's stockholders or to Ares Capital's stockholders, as applicable, from a financial point of view than the Transactions (including any revisions to the terms of the merger agreement in response to the competing proposal).

        American Capital and Ares Capital may grant a waiver of or terminate any standstill or similar obligation to the extent necessary to allow a third party to make a "competing proposal" (as such term is defined in the merger agreement).

        Under certain confidentiality agreements entered into during American Capital's strategic review process, third parties may privately request a waiver from American Capital's board of directors to submit an unsolicited acquisition proposal to American Capital's board of directors.

  Restructurings

        American Capital and Ares Capital have agreed to use reasonable best efforts to cause the restructuring of certain of American Capital's subsidiaries in accordance with the plans described in the merger agreement as well as the restructuring of certain portfolio investments of American Capital.

Conditions to the Transactions

  Conditions to Each Party's Obligations to Effect the Mergers

        The obligations of American Capital and Ares Capital to complete the mergers are subject to the satisfaction or, where permissible, waiver of the following conditions:

  •
  the required approvals of American Capital and Ares Capital stockholders (including any required determinations by Ares Capital's board of directors under the Investment Company Act) are obtained at their respective stockholder meetings;

  •
  the shares of Ares Capital stock to be issued in the merger have been authorized for listing on NASDAQ;

  •
  the registration statement, of which this document forms a part, has become effective and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been initiated by the SEC;

  •
  any applicable waiting period under United States and foreign competition, antitrust, merger control or investment laws has expired or early termination thereof granted and any governmental authorization or consent required with respect to the mergers pursuant to such laws have been obtained;

  •
  no governmental authority issues any order that has the effect of restraining, enjoining or otherwise prohibiting the completion of the mergers;

  •
  all governmental authorizations and consents required with respect to the mergers as set forth in the American Capital disclosure letter have been obtained and remain in full force and effect; and

  •
  the consent of certain funds managed by ACAM and its subsidiaries representing at least 75% of the aggregate assets under management of all such funds as of March 31, 2016.

  Conditions to the Obligations of Ares Capital, Acquisition Sub and IHAM to Effect the Mergers

        The obligation of Ares Capital, Acquisition Sub and IHAM to complete the mergers is subject to the satisfaction or, where permissible, waiver of the following conditions:

  •
  the representations and warranties of American Capital and ACAM, as applicable, pertaining to:

  (1)
  the authorized and outstanding capital stock of American Capital are true and correct as of the merger agreement date and the effective time other than for de minimis inaccuracies;

  (2)
  certain fundamental representations are true and correct in all material respects, without giving effect to any materiality or material adverse effect qualification stated therein, as of the merger agreement date and the effective time (except to the extent made as of a specific date, in which case such fundamental representations are required to be true as of such specific date only); and

  (3)
  all other representations contained in the merger agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the merger agreement date and the effective time (except to the extent made as of a specific date, in which case such representations are required to be true as of such specific date only), except for such failures to be true and correct as would not, individually or in the aggregate, have a material adverse effect;

  •
  American Capital has performed in all material respects all obligations required to be performed by it under the merger agreement on or prior to the effective time;

  •
  since the date of the merger agreement, there has not occurred and is continuing any material adverse effect with respect to American Capital; and

  •
  Ares Capital has received a certificate signed on behalf of American Capital by an executive officer certifying that the above conditions have been satisfied.

  Conditions to the Obligations of American Capital and ACAM to Effect the Mergers

        The obligation of American Capital and ACAM to complete the mergers is subject to the satisfaction or, where permissible, waiver of the following conditions (which are referred to as the "American Capital conditions"):

  •
  the representations and warranties of Ares Capital, Acquisition Sub and IHAM, as applicable, pertaining to:

  (1)
  the authorized and outstanding capital stock of Ares Capital are true and correct as of the merger agreement date and the effective time other than for de minimis inaccuracies;

  (2)
  certain fundamental representations are true and correct in all material respects, without giving effect to any materiality or material adverse effect qualification stated therein, as of the merger agreement date and the effective time (except to the extent made as of a specific date, in which case such fundamental representations are required to be true as of such specific date only); and

  (3)
  all other representations contained in the merger agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the merger agreement date and the effective time (except to the extent made as of a specific date, in which case such representations are required to be true as of such specific date only), except for such failures to be true and correct as would not, individually or in the aggregate, have a material adverse effect;

  •
  Ares Capital and Acquisition Sub have performed in all material respects all obligations required to be performed by it under the merger agreement on or prior to the effective time;

  •
  since the date of the merger agreement, there has not occurred and is continuing any material adverse effect with respect to Ares Capital; and

  •
  American Capital has received a certificate signed on behalf of Ares Capital by an executive officer certifying that the above conditions have been satisfied.

  Frustration of Closing Conditions

        No party may rely on the failure of a condition applicable to the other party if such failure was primarily caused by the failure of the relying party to perform its material obligations under the agreement.

Termination of the Merger Agreement

  Right to Terminate

        The merger agreement may be terminated at any time prior to the effective time, whether before or after the approvals of the Ares Capital and American Capital stockholders sought by this document, as follows:

  •
  by mutual consent of Ares Capital and American Capital;

  •
  by either Ares Capital or American Capital if:

  (1)
  the mergers have not been completed on or before 5:00 PM (New York time) on May 23, 2017, or the "termination date"; provided that a party may not terminate if its failure to perform or comply with any of its obligations under the merger agreement was the principal cause of or resulted in the failure of the closing to have occurred on or before the termination date;

  (2)
  any governmental authority takes any final and non-appealable action that permanently restrains, enjoins or prohibits the transactions contemplated by the merger agreement; provided that a party may not terminate if its failure to perform or comply with any of its obligations under the merger agreement proximately caused the governmental action;

  (3)
  the American Capital stockholder approval is not obtained; or

  (4)
  the Ares Capital stockholder approval is not obtained, provided that the termination right may not be exercised until the day immediately preceding the termination date;

  •
  by American Capital if:

  (1)
  Ares Capital, Ares Capital Management or IHAM breach or fail to perform any of their respective representations, warranties and covenants under the merger agreement if such breach or failure to perform (A) would result in the failure of an American Capital condition and (B) cannot be not cured by the termination date, or (y) 30 days following American Capital's delivery of written notice to Ares Capital of such breach or failure to perform (provided that American Capital is not then in material breach of a material obligation under the merger agreement so as to result in the failure of an Ares Capital condition);

  (2)
  at any time prior to the receipt of the Ares Capital stockholder approval, the Ares Capital board of directors makes an Ares Capital adverse recommendation change;

  (3)
  Ares Capital enters into a definitive agreement with respect to a superior proposal; or

  (4)
  at any time prior to receipt of the American Capital stockholder approval, American Capital enters into a definitive agreement with respect to a superior proposal, provided that (A) such proposal did not arise from a material breach of its non-solicit obligations and (B) prior to or simultaneously with such termination American Capital pays to Ares Capital a $140 million termination fee;

  •
  by Ares Capital if:

  (1)
  American Capital or ACAM breach or fail to perform any of their representations, warranties and covenants under the merger agreement if such breach or failure to perform (A) would result in the failure of an Ares Capital condition and (B) cannot be cured by the termination date, or (y) 30 days following American Capital's delivery of written notice to Ares Capital of such breach or failure to perform (provided that Ares Capital is not then in material breach of a material obligation under the merger agreement so as to result in the failure of an American Capital condition);

  (2)
  at any time prior to the receipt of the American Capital stockholder approval, the American Capital board of directors makes an American Capital adverse recommendation change;

  (3)
  American Capital enters into a definitive agreement with respect to a superior proposal; or

  (4)
  at any time prior to receipt of the Ares Capital stockholder approval, Ares Capital enters into a definitive agreement with respect to a superior proposal, provided that (A) such proposal did not arise from a material breach of its non-solicit obligations and (B) prior to or simultaneously with such termination Ares Capital pays to American Capital a $140 million termination fee.

  Termination Fees

        American Capital will be obligated to pay Ares Capital a $140 million termination fee if the merger agreement is terminated:

  •
  by Ares Capital because (1) the American Capital board of directors has made an adverse recommendation change prior to the receipt of the American Capital stockholder approval or (2) American Capital entered into a definitive agreement with respect to a superior proposal;

  •
  by American Capital because prior to receipt of the American Capital stockholder approval, American Capital entered into a definitive agreement with respect to a superior proposal;

  •
  by:

  (1)
  Ares Capital because the transactions were not completed by the termination date (provided that Ares Capital's failure to perform or comply with the merger agreement was not the principal cause of the failure of the closing to occur);

  (2)
  Ares Capital because American Capital or ACAM breached or failed to perform any of their representations, warranties and covenants under the merger agreement and such breach or failure to perform (A) would result in the failure of an Ares Capital condition and (B) cannot be cured by the termination date, or (y) 30 days following American Capital's delivery of written notice to Ares Capital of such breach or failure to perform (provided that Ares Capital is not then in material breach of a material obligation under the merger agreement so as to result in the failure of an American Capital condition); or

  (3)
  Ares Capital or American Capital because the American Capital stockholder approval was not obtained; and

    in each case (A) prior to such termination (or the American Capital annual meeting in the case of the immediately preceding paragraph (3)), a competing proposal was publicly disclosed after the date of the merger agreement and not withdrawn and (B) within 12 months after termination of the merger agreement, American Capital enters into a definitive agreement with respect to a competing proposal with a third party (provided that all references to 20% in the definition of competing proposal are deemed to be 66 2/3% for purposes of this termination fee).

        Ares Capital will be obligated to pay American Capital a $140 million reverse termination fee if the merger agreement is terminated:

  •
  by American Capital because (1) the Ares Capital board of directors has made an adverse recommendation change prior to the receipt of the Ares Capital stockholder approval or (2) Ares Capital entered into a definitive agreement with respect to a superior proposal;

  •
  by Ares Capital because prior to receipt of the Ares Capital stockholder approval, Ares Capital entered into a definitive agreement with respect to a superior proposal; or

  •
  by:

  (1)
  American Capital because the transactions were not completed by the termination date (provided that American Capital's failure to perform or comply with the merger agreement was not the principal cause of the failure of the closing to occur);

  (2)
  American Capital because Ares Capital, Ares Capital Management or IHAM breached or failed to perform any of their respective representations, warranties and covenants under the merger agreement and such breach or failure to perform (A) would result in the failure of an American Capital condition and (B) cannot be cured by the termination date, or (y) 30 days following Ares Capital's delivery of written notice to American Capital of such breach or failure to perform (provided that American Capital is not then in material breach of a material obligation under the merger agreement so as to result in the failure of an Ares Capital condition); or

    (3)
    American Capital or Ares Capital because the Ares Capital stockholder approval was not obtained; and

    in each case, (A) prior to such termination (or the Ares Capital special meeting in the case of the immediately preceding paragraph (3)), a competing proposal was publicly disclosed after the date of the merger agreement and not withdrawn and (B) within 12 months after termination of the merger agreement, Ares Capital enters into a definitive agreement with respect to a competing proposal with a third party (provided that all references to 20% in the definition of competing proposal are deemed to be 66 2/3% for purposes of this termination fee).

        Additionally, a party will be entitled to receive from the other party an expense reimbursement of up to $15 million if the merger agreement is terminated because such other party failed to obtain its respective stockholder approval (including any required determinations by the party's board of directors). The payment of the expense reimbursement will not affect the right to receive any termination fee otherwise due under the merger agreement, but such payment will reduce on a dollar-for-dollar basis any termination fee that becomes due and payable to the party receiving such expense reimbursement.

  Effect of Termination

        If the merger agreement is terminated, it will become void and have no effect and there will be no liability on the part of Ares Capital, American Capital or their respective affiliates or subsidiaries or any of their respective directors or officers, except that (1) Ares Capital and American Capital will remain liable to each other for any damages incurred arising out of any intentional or willful breach of the merger agreement or fraud and (2) certain designated provisions of the merger agreement will survive the termination, including, but not limited to, the termination fee provisions and the confidentiality agreement between Ares Capital and American Capital entered into in connection with the process leading up to the execution of the merger agreement.

Expenses and Fees

        In general, American Capital and Ares Capital will each be responsible for its own expenses incurred in connection with the merger agreement and the completion of the Transactions, irrespective of whether the Transactions are completed. However, all filing and other fees in connection with any filing under the HSR Act will be borne by Ares Capital. Ares Capital will also be responsible for any transfer, stamp and documentary taxes and real property transfer and other similar taxes.

Amendment, Waiver and Extension of the Merger Agreement

        The merger agreement may be amended by mutual agreement in writing at any time before or after receipt of the American Capital stockholder approval or Ares Capital stockholder approval, provided that, after receipt of such approvals, no amendment may be made that by applicable law or stock exchange rule would require further approval by stockholders of American Capital or Ares Capital.

 ACCOUNTING TREATMENT

        The merger of Acquisition Sub with and into American Capital will be accounted for under the acquisition method of accounting as provided by ASC 805-50, Business Combinations-Related Issues. The fair value of the portion of the merger consideration paid by Ares Capital is allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of the mergers and will not give rise to goodwill. If the fair value of the net assets acquired exceeds the fair value of the merger consideration paid by Ares Capital, then Ares Capital would recognize a deemed contribution from Ares Capital Management in an amount up to approximately $275 million. If the fair value of net assets acquired exceeds the fair value of the merger consideration paid by Ares Capital and by Ares Capital Management, then Ares Capital would also recognize a purchase accounting gain. Alternatively, if the fair value of the net assets acquired is less than the fair value of the portion of the merger consideration paid by Ares Capital, then Ares Capital would recognize a purchase accounting loss. Based on the preliminary pro forma purchase price allocation calculated as of March 31, 2016, the estimated fair value of the net assets acquired on a pro forma basis exceeds the estimated fair value of the merger consideration paid by Ares Capital resulting in the recognition of a deemed contribution from Ares Capital Management of approximately $39 million, which would be recorded by Ares Capital in the period the mergers are completed.

        The final allocation of the purchase price will be determined after the mergers are completed and after completion of a final analysis to determine the estimated fair values of American Capital's acquired assets and assumed liabilities. Accordingly, the final purchase accounting adjustments and integration charges may differ materially from the pro forma adjustments presented in this document. Increases or decreases in the estimated fair values of the net assets, and other items of American Capital as compared to the information shown in this document may change the amount of the purchase price recognized as a deemed contribution, gain or loss in accordance with ASC 805-50.

 MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

Scope of Discussion

        The following is a general discussion of material U.S. federal income tax consequences of the merger to holders of American Capital common stock that exchange their shares of American Capital common stock for the merger consideration. This discussion does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed.

        This discussion is based on the Code, Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service, or the "IRS," in each case in effect as of the date of this document. These authorities may change or be subject to differing interpretations, and any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of American Capital common stock or Ares Capital common stock after the merger. Neither Ares Capital nor American Capital have sought any rulings from the IRS or an opinion from counsel regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the merger or any related transactions.

        This discussion is limited to American Capital stockholders that hold American Capital common stock as a "capital asset" within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a stockholder's particular circumstances, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to stockholders subject to special rules, including, without limitation:

  •
  U.S. expatriates and former citizens or long-term residents of the United States;

  •
  persons subject to the alternative minimum tax;

  •
  persons holding American Capital common stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

  •
  banks, insurance companies, and other financial institutions;

  •
  brokers, dealers or traders in securities;

  •
  "controlled foreign corporations," "passive foreign investment companies," and corporations that accumulate earnings to avoid U.S. federal income tax;

  •
  partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

  •
  tax-exempt organizations or governmental organizations;

  •
  persons deemed to sell American Capital common stock under the constructive sale provisions of the Code;

  •
  persons who hold or receive American Capital common stock pursuant to the exercise of any employee stock option or otherwise as compensation; and

  •
  tax-qualified retirement plans.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds American Capital common stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding American Capital common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE MERGER, INCLUDING AN INVESTMENT IN ARES CAPITAL COMMON STOCK, ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

        For purposes of this discussion, a "U.S. stockholder" is any beneficial owner of American Capital common stock that is, for U.S. federal income tax purposes:

  •
  an individual who is a citizen or resident of the United States;

  •
  a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia;

  •
  an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

  •
  a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more "United States persons" (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

        A "non-U.S. stockholder" is any beneficial owner of American Capital common stock that is neither a U.S. stockholder nor an entity treated as a partnership for U.S. federal income tax purposes.

        As discussed previously in this document, upon completion of the merger, each American Capital stockholder will receive, in exchange for each share of American Capital common stock, the merger consideration consisting of (1) the Ares Capital consideration, (2) the make-up dividend amount, (3) the Ares Capital Management consideration and (4) the Mortgage Manager consideration.

Tax Consequences of the Merger

        Ares Capital and American Capital will treat the merger as a taxable acquisition of the common stock of American Capital by Ares Capital.

  U.S. Stockholders

        Subject to the discussion below relating to the treatment of the Ares Capital Management consideration, U.S. stockholders generally should recognize gain or loss upon the exchange of their American Capital common stock for the Ares Capital consideration, the make-up dividend amount and the Mortgage Manager consideration in an amount equal to the difference between the fair market value of such merger consideration received by the U.S. stockholder and the U.S. stockholder's tax basis in his, her or its American Capital common stock. Such gain or loss generally should be capital gain or loss.

        The tax treatment of the receipt of the Ares Capital Management consideration is unclear because there is limited authority addressing the tax consequences of the receipt of merger consideration from a party other than the acquiror. If the Ares Capital Management consideration is treated as additional merger consideration received in exchange for American Capital common stock, such payment would be treated as part of the total consideration received in exchange for the American Capital common stock and treated in the manner described above. It is possible, however, that the Ares Capital

Management consideration may be treated as ordinary income, and not as received in exchange for a U.S. stockholder's American Capital common stock.

        Although the matter is not free from doubt, Ares Capital, Ares Capital Management and Computershare Shareowner Services, LLC (as Ares Capital's transfer agent) intend to take the position that the Ares Capital Management consideration received by U.S. stockholders is treated as additional merger consideration, and, assuming such position is respected, any gain or loss recognized by a U.S. stockholder on the receipt of the Ares Capital Management consideration should be capital gain or loss. No assurances can be given, however, that the IRS will not assert, or that a court would not sustain, a contrary position.

        Capital gain or loss recognized by a U.S. stockholder will be long-term capital gain or loss if, as of the effective time of the merger, the U.S. stockholder's holding period for its American Capital common stock is greater than one year. Long-term capital gains for certain non-corporate U.S. stockholders, including individuals, are generally eligible for a reduced rate of U.S. federal income taxation. The deductibility of capital losses is subject to limitations. If a U.S. stockholder acquired different blocks of American Capital common stock at different times or different prices, such U.S. stockholder must determine its tax basis, holding period, and gain or loss separately with respect to each block of American Capital common stock. The rules for determining holding periods are complex. American Capital stockholders should consult their tax advisors.

        A U.S. stockholder may, under certain circumstances, be subject to information reporting and backup withholding (at a rate of 28%) with respect to the merger consideration received pursuant to the merger, unless such holder properly establishes an exemption or provides its correct tax identification number and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a U.S. stockholder's U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

  Non-U.S. Stockholders

        Gain recognized by a non-U.S. stockholder upon the exchange of American Capital common stock for the Ares Capital consideration, the make-up dividend amount and the Mortgage Manager consideration pursuant to the merger generally should not be subject to U.S. federal income tax unless:

  •
  the gain is effectively connected with a U.S. trade or business of such non-U.S. stockholder (and, if required by an applicable income tax treaty, the non-U.S. stockholder maintains a permanent establishment in the United States to which such gain is attributable), in which case the non-U.S. stockholder generally should be subject to tax on such gain in the same manner as a U.S. stockholder and, if the non-U.S. stockholder is a foreign corporation, such corporation may be subject to a branch profits tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty);

  •
  the non-U.S. stockholder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the merger and certain other requirements are met, in which case the non-U.S. stockholder generally should be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the non-U.S. stockholder, if any, provided the non-U.S. stockholder has timely filed U.S. federal income tax returns with respect to such losses; or

  •
  American Capital is or has been a "United States real property holding corporation" for U.S. federal income tax purposes at any time during the shorter of (i) the five-year period ending on the date of the merger and (ii) the non-U.S. stockholder's holding period in the American Capital common stock, and the non-U.S. stockholder owned (directly, indirectly or constructively) more than 5% of American Capital's outstanding common stock at any time during the applicable period. Although there can be no assurances in this regard, American Capital does not believe that it is or was a "United States real property holding corporation" for U.S. federal income tax purposes.

        As discussed above under the heading "—U.S. Stockholders," the tax treatment of the receipt of the Ares Capital Management consideration is not entirely clear. Given this uncertainty, except as provided below with respect to effectively connected income, Ares Capital, Ares Capital Management and Computershare Shareowner Services, LLC (as Ares Capital's transfer agent), and any other applicable withholding agent, intend to withhold U.S. income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty, provided the non-U.S. stockholder furnishes the applicable forms or documents certifying qualification for the lower treaty rate) from the Ares Capital Management consideration payable to a non-U.S. stockholder. A non-U.S. stockholder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. stockholders should consult their tax advisors regarding the U.S. federal income tax consequences of receiving the Ares Capital Management consideration.

        If the Ares Capital Management consideration received by a non-U.S. stockholder is effectively connected with the non-U.S. stockholder's conduct of a trade or business within the United States, the non-U.S. stockholder will be exempt from the U.S. federal withholding tax described immediately above. To claim the exemption, the non-U.S. stockholder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the Ares Capital Management consideration is effectively connected with the non-U.S. stockholder's conduct of a trade or business within the United States. Any such effectively connected income will be subject to U.S. federal income tax on a net income basis at the regular graduated rates. A non-U.S. stockholder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected income, as adjusted for certain items. Non-U.S. stockholders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

        A non-U.S. stockholder will be subject to information reporting and, in certain circumstances, backup withholding with respect to the merger consideration received by such holder pursuant to the merger, unless such non-U.S. stockholder certifies under penalties of perjury that it is a non-U.S. stockholder (and the payor does not have actual knowledge or reason to know that the holder is a United States person as defined under the Code) or such holder otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. stockholder's U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

  Additional Withholding Tax on Payments Made to Foreign Accounts

        Withholding taxes may be imposed under Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or "FATCA") on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on certain types of income from sources within the United States, which may include the Ares Capital Management consideration, that are paid to a "foreign financial institution" or a "non-financial foreign entity" (each as defined in the Code), unless (1) the foreign financial institution undertakes certain diligence and reporting obligations, (2) the non-financial foreign entity either certifies it does not have any "substantial United States owners" (as defined in the Code) or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain "specified United States persons" or "United States-owned foreign entities" (each as defined in the Code), annually report certain information about such accounts, and withhold 30% on certain payments to non-compliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

        American Capital stockholders should consult their tax advisors regarding the potential application of withholding under FATCA to the Ares Capital Management consideration.

U.S. Federal Income Taxation of an Investment in Ares Capital Common Stock

  Election to be Taxed as a RIC

        As a BDC, Ares Capital has elected to be treated as a RIC under the Code. As a RIC, Ares Capital generally will not pay corporate-level income taxes on its income and net capital gains that Ares Capital distributes to its stockholders as dividends on a timely basis. Ares Capital will be subject to U.S. federal corporate-level income tax on any undistributed income and/or gains. To qualify as a RIC, Ares Capital must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, Ares Capital must distribute to its stockholders, for each taxable year, generally an amount equal to at least 90% of Ares Capital's "investment company taxable income," as defined by the Code. See "Risk Factors—Risks Relating to Ares Capital's Business—Ares Capital may be subject to additional corporate-level income taxes if it fails to maintain its status as a RIC."

  Taxation as a RIC

        If Ares Capital:

  •
  qualifies as a RIC; and

  •
  satisfies the Annual Distribution Requirement;

then Ares Capital will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, net long-term capital gain in excess of net short-term capital loss) Ares Capital distributes (or is deemed to distribute) to stockholders. Ares Capital will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to Ares Capital's stockholders.

        Ares Capital will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless Ares Capital distributes in a timely manner an amount at least equal to the sum of (1) 98% of Ares Capital's ordinary income for each calendar year, (2) 98.2% of Ares Capital's capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (collectively, the "Excise Tax Requirement"). Ares Capital has paid in the past, and can be expected to pay in the future, such excise tax on a portion of its income.

        Moreover, Ares Capital's ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of Ares Capital's portfolio and (2) other requirements relating to Ares Capital's status as a RIC, including the Diversification Tests (as defined below). If Ares Capital disposes of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Requirement, Ares Capital may make such dispositions at times that, from an investment standpoint, are not advantageous.

        To qualify as a RIC for U.S. federal income tax purposes, Ares Capital generally must, among other things:

  •
  qualify to be treated as a BDC at all times during each taxable year;

  •
  derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or other income derived with respect to its business of investing in such stock or securities or (b) net income derived from an interest in a "qualified publicly traded partnership," or "QPTP" (collectively, the "90% Income Test"); and

  •
  diversify its holdings so that at the end of each quarter of the taxable year:

  •
  at least 50% of the value of its assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of that issuer; and

  •
  no more than 25% of the value of its assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable tax rules, by Ares Capital and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the "Diversification Tests").

        Ares Capital may be required to recognize taxable income in circumstances in which it does not receive cash, such as income from hedging or foreign currency transactions. For example, if Ares Capital holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or that are issued with warrants), Ares Capital must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by it in the same taxable year. Because any original issue discount or other amounts accrued will be included in Ares Capital's investment company taxable income for the year of accrual, Ares Capital may be required to make a distribution to its stockholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Requirement, even though Ares Capital will not have received any corresponding cash amount.

        Furthermore, a portfolio company in which Ares Capital invests may face financial difficulty that requires Ares Capital to work-out, modify or otherwise restructure Ares Capital's investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, result in unusable capital losses and future non-cash income.

        In addition, certain of Ares Capital's investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert long-term capital gain (currently taxed at lower rates for non-corporate taxpayers) into higher taxed short-term capital gain or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time when a purchase or sale of stock or securities is deemed to occur or (e) adversely alter the characterization of certain complex financial transactions. Ares Capital will monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that Ares Capital will be eligible for any such tax elections or that any elections Ares Capital makes will fully mitigate the effects of these provisions.

        Gain or loss recognized by Ares Capital from warrants acquired by Ares Capital as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long Ares Capital held a particular warrant.

        Ares Capital's investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, Ares Capital's yield on those securities would be decreased. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by Ares Capital.

        If Ares Capital purchases shares in a "passive foreign investment company" (a "PFIC"), Ares Capital may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by Ares Capital to its stockholders. Additional charges in the nature of interest may be imposed on Ares Capital in respect of deferred taxes arising from such distributions or gains. If Ares Capital invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, Ares Capital will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to Ares Capital. Alternatively, Ares Capital may elect to mark-to-market at the end of each taxable year Ares Capital's shares in such PFIC; in this case, Ares Capital will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Ares Capital's ability to make either election will depend on factors beyond its control, and Ares Capital is subject to limitations which may limit the availability or benefit of these elections. Under either election, Ares Capital may be required to recognize in any year income in excess of Ares Capital's distributions from PFICs and Ares Capital's proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether Ares Capital satisfies the Excise Tax Requirement.

        Ares Capital's functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time Ares Capital accrues income, expenses or other liabilities denominated in a foreign currency and the time Ares Capital actually collects such income or pay such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

        If Ares Capital borrows money, it may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Even if Ares Capital is authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, Ares Capital generally is not permitted to make distributions to its stockholders while Ares Capital's debt obligations and senior securities are outstanding unless certain "asset coverage" tests or other financial covenants are met. Limits on Ares Capital's payment of dividends may prevent Ares Capital from meeting the Annual Distribution Requirement, and may, therefore, jeopardize Ares Capital's qualification for taxation as a RIC, or subject Ares Capital to the 4% excise tax on undistributed income.

        Some of the income and fees that Ares Capital recognizes, such as management fees, may not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify Ares Capital as a RIC for a failure to satisfy the 90% Income Test, Ares Capital may be required to recognize such income or fees through one or more entities treated as U.S. corporations for U.S. federal income tax purposes. While Ares Capital expects that recognizing such income through such corporations will assist Ares Capital in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in such income not being counted towards satisfying the 90% Income Test. If the amount of such income were too great and Ares Capital were otherwise unable to mitigate this effect, it could result in Ares Capital's disqualification as a RIC. If, as Ares Capital expects, the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield on such income and fees.

        If Ares Capital fails to satisfy the 90% Income Test or the Diversification Tests in any taxable year, Ares Capital may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where Ares Capital corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of Ares Capital's income would be subject to corporate-level income tax as described below. Ares Capital cannot provide assurance that it would qualify for any such relief should Ares Capital fail the 90% Income Test or the Diversification Test.

        If Ares Capital fails to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, and is not eligible for relief as described above, Ares Capital will be subject to tax in that year on all of its taxable income, regardless of whether Ares Capital makes any distributions to its stockholders. In that case, all of Ares Capital's income will be subject to corporate-level income tax, reducing the amount available to be distributed to its stockholders. In contrast, assuming Ares Capital qualifies as a RIC, Ares Capital's U.S. federal corporate-level income tax should be substantially reduced or eliminated. See "Election to Be Taxed as a RIC" above and "Risk Factors—Risks Relating to Ares Capital's Business—Ares Capital may be subject to additional corporate-level income taxes if it fails to maintain its status as a RIC."

Capital Loss Carryforwards and Unrealized Losses

        As a RIC, Ares Capital is permitted to carry forward a net capital loss realized in a taxable year beginning on or before January 1, 2011 to offset Ares Capital's capital gain, if any, realized during the eight years following the year of the loss. A capital loss carryforward realized in a taxable year beginning before January 1, 2011 is treated as a short-term capital loss in the year to which it is carried. Ares Capital is permitted to carry forward a net capital loss realized in taxable years beginning on or after January 1, 2011 to offset capital gain indefinitely. For net capital losses realized in taxable years beginning on or after January 1, 2011, the excess of Ares Capital's net short-term capital loss over its net long-term capital gain is treated as a short- term capital loss arising on the first day of Ares Capital's next taxable year and the excess of Ares Capital's net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of Ares Capital's next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether distributed to stockholders. A RIC cannot carry back or carry forward any net operating losses.

        It is believed that transactions Ares Capital has undertaken, including the Allied Acquisition (as defined below), have resulted in a limitation on Ares Capital's ability to use both its own and Allied Capital's capital loss carryforwards and, potentially, to use unrealized capital losses inherent in the tax basis of Ares Capital's own pre-acquisition assets and Allied Capital's assets Ares Capital acquired. These limitations, imposed by Section 383 of the Code and based on the principles of Section 382 of the Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limitation. The Section 382 limitation applied to Ares Capital's and Allied Capital's losses generally will equal the product of the net asset value of each corporation immediately prior to the Allied Acquisition, respectively, and the "long-term tax-exempt rate," published by the IRS, in effect at such time. As of April 2010, the month during which the Allied Acquisition was consummated, the long-term tax-exempt rate was 4.03%. Additionally, under Section 384 of the Code, Ares Capital may also be prohibited from using Allied Capital's loss carryforwards and unrealized losses against any of Ares Capital's unrealized gains at the time of the

Allied Acquisition, to the extent such gains are realized within five years following the Allied Acquisition. While Ares Capital's ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards realized in taxable years beginning before January 1, 2011 generally expire eight taxable years following recognition, substantially all of Ares Capital's and Allied Capital's losses may become permanently unavailable. Future transactions Ares Capital enters into may further limit its ability to utilize losses.

        As of December 31, 2015, for U.S. federal income tax purposes, Ares Capital had capital loss carryforwards of approximately $0.1 billion and other losses limited under Sections 382 and 384 of the Code of approximately $0.3 billion. These amounts are estimates and will not be finally determined until Ares Capital files its 2015 income tax return in 2016.

Taxation of U.S. Stockholders

        Whether an investment in the shares of Ares Capital common stock is appropriate for a U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares of Ares Capital common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of Ares Capital common stock by taxable U.S. stockholders and not by U.S. stockholders that generally are exempt from U.S. federal income taxation. U.S. stockholders should consult their own tax advisors before investing in shares of Ares Capital common stock.

  Distributions on Ares Capital Common Stock

        Distributions by Ares Capital generally are taxable to U.S. stockholders as ordinary income or long-term capital gain. Distributions of Ares Capital's investment company taxable income (which is, generally, Ares Capital's ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of Ares Capital's current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of Ares Capital common stock. Distributions of Ares Capital's net capital gain (which generally is the excess of Ares Capital's net long-term capital gain over its net short-term capital loss) properly reported by Ares Capital as "capital gain dividends" will be taxable to U.S. stockholders as long-term capital gains (which, under current law, are taxed at preferential rates in the case of individuals, trusts or estates). This is true regardless of U.S. stockholders' holding periods for their common stock and regardless of whether the dividend is paid in cash or reinvested in additional common stock. Distributions in excess of Ares Capital's earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gain to such U.S. stockholder. Ares Capital has made distributions in excess of its earnings and profits and may continue to do so in the future. As a result, a U.S. stockholder will need to consider the effect of Ares Capital's distributions on such U.S. stockholder's adjusted tax basis in Ares Capital common stock in their individual circumstances.

        A portion of Ares Capital's ordinary income dividends, but not capital gain dividends, paid to corporate U.S. stockholders may, if certain conditions are met, qualify for the 70% dividends-received deduction to the extent that Ares Capital has received dividends from certain corporations during the taxable year, but only to the extent such ordinary income dividends are treated as paid out of Ares Capital's earnings and profits. Ares Capital expects only a small portion of its dividends to qualify for this deduction. Corporate U.S. stockholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.

        In general, "qualified dividend income" realized by non-corporate U.S. stockholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. As long as certain requirements are met, Ares Capital's dividends paid to non-corporate U.S. stockholders attributable to qualified dividend income may be treated by such U.S. stockholders as qualified dividend income, but only to the extent such ordinary income dividends are treated as paid out of Ares Capital's earnings and profits. Ares Capital expects only a small portion of its dividends to qualify as qualified dividend income.

        Although Ares Capital currently intends to distribute any of its net capital gain for each taxable year on a timely basis, Ares Capital may in the future decide to retain some or all of its net capital gain, and may designate the retained amount as a "deemed distribution." In that case, among other consequences, Ares Capital will pay tax on the retained amount, each U.S. stockholder will be required to include such stockholder's share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to such stockholder's allocable share of the tax paid thereon by Ares Capital. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's adjusted tax basis for such stockholder's common stock.

        Because Ares Capital expects to pay tax on any retained net capital gain at Ares Capital's regular corporate tax rate, and because that rate currently is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit would exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against a U.S. stockholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds the stockholder's liability for U.S. federal income tax. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes Ares Capital paid. In order to utilize the deemed distribution approach, Ares Capital must provide a written statement to its stockholders reporting the deemed distribution after the close of the relevant taxable year. Ares Capital cannot treat any of its investment company taxable income as a "deemed distribution."

        Ares Capital will be subject to the alternative minimum tax, also referred to as the "AMT," but any items that are treated differently for AMT purposes must be apportioned between Ares Capital and its stockholders and this may affect U.S. stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items generally will be apportioned in the same proportion that dividends paid to each stockholder bear to Ares Capital's taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, Ares Capital may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If Ares Capital makes such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by Ares Capital in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by Ares Capital's U.S. stockholders on December 31 of the year in which the dividend was declared.

        Ares Capital has the ability to declare a large portion of a dividend in shares of its stock. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, Ares Capital's stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend, even though most of the dividend was paid in shares of Ares Capital stock, which may result in Ares Capital's U.S. stockholders having to pay tax on such dividends, even if no cash is received, and Ares Capital's non-U.S. stockholders may be subject to withholding tax in respect of amounts distributed in Ares Capital common stock.

        If investors purchase shares of Ares Capital common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investors will be subject to tax on the distribution even though it represents a return of their investment. Ares Capital has built-up or has the potential to build up large amounts of unrealized gain which, when realized and distributed, could have the effect of a taxable return of capital to stockholders.

  Sale or Other Disposition of Ares Capital Common Stock

        A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of such stockholder's shares of Ares Capital common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held such stockholder's shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of Ares Capital common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of Ares Capital common stock may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

        In general, U.S. stockholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in Ares Capital shares). Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate that also applies to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

  Information Reporting and Backup Withholding

        Ares Capital will send to each of its U.S. stockholders, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

        Ares Capital may be required to withhold U.S. federal income tax ("backup withholding") from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish Ares Capital with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies Ares Capital has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the

U.S. stockholder's U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

  Withholding and Information Reporting on Foreign Financial Accounts

        Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends on Ares Capital common stock and, after December 31, 2018, 30% of the gross proceeds from a sale of Ares Capital preferred stock and common stock to (i) a foreign financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules. Ares Capital will not pay any additional amounts in respect to any amounts withheld.

  Reportable Transactions

        Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of certain portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

        Whether an investment in shares of Ares Capital common stock is appropriate for a non-U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of Ares Capital common stock by a non-U.S. stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisors before investing in Ares Capital common stock.

  Distributions on Ares Capital Common Stock

        Distributions of Ares Capital's investment company taxable income to non-U.S. stockholders will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from Ares Capital's current and accumulated earnings and profits unless an exception applies.

        If a non-U.S. stockholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. stockholder, such distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons.

In that case, Ares Capital will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign trust and such entities are urged to consult their own tax advisors.

        Actual or deemed distributions of Ares Capital's net capital gain (which generally is the excess of Ares Capital's net long-term capital gain over its net short-term capital loss) to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of Ares Capital common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States (as discussed above) or (b) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains recognized upon the sale of Ares Capital common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. stockholders of Ares Capital common stock are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.

        In general, no U.S. source withholding taxes will be imposed on dividends paid by RICs to non-U.S. stockholders to the extent the dividends are designated as "interest- related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. No assurance can be given that Ares Capital will distribute any interest-related or short-term capital gain dividends.

        If Ares Capital distributes its net capital gain in the form of deemed rather than actual distributions (which Ares Capital may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder's allocable share of the tax Ares Capital pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

        Ares Capital has the ability to declare a large portion of a dividend in shares of Ares Capital common stock. As long as a portion of such dividend is paid in cash (which portion could be as low as 20%) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, Ares Capital's non-U.S. stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend (including the application of withholding tax rules described above), even though most of the dividend was paid in shares of Ares Capital common stock. In such a circumstance, Ares Capital may be required to withhold all or substantially all of the cash Ares Capital would otherwise distribute to a non-U.S. stockholder.

        A non-U.S. stockholder who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides Ares Capital or the dividend paying agent with an IRS Form W- 8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

        Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on Ares Capital common stock and, after December 31, 2018, 30% of the gross proceeds from a sale of Ares Capital common stock to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules. Non-U.S. stockholders should consult their own tax advisers regarding the particular consequences to them of this legislation and guidance. Ares Capital will not pay any additional amounts in respect to any amounts withheld.

Failure to Qualify as a RIC

        If Ares Capital were unable to qualify for treatment as a RIC, and relief were not available as discussed above, Ares Capital would be subject to tax on all of its taxable income at regular corporate rates. Ares Capital would not be able to deduct distributions to stockholders and would not be required to make distributions for tax purposes. Distributions generally would be taxable to Ares Capital's stockholders as ordinary dividend income to the extent of Ares Capital's current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction. Distributions in excess of Ares Capital's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. If Ares Capital were to fail to meet the RIC requirements for more than two consecutive years and then sought to requalify as a RIC, Ares Capital would be subject to tax on any unrealized net built-in gains in the assets held by Ares Capital during the period in which Ares Capital failed to qualify as a RIC that are recognized within the subsequent 10 years, unless Ares Capital makes a special election to pay corporate-level tax on such built-in gains at the time of its requalification as a RIC.

Possible Legislative or Other Actions Affecting Tax Considerations

        Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in shares of Ares Capital common stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in Ares Capital.

 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

        Under the merger agreement, subject to the completion of the mergers, American Capital stockholders will receive $1.470 billion in cash from Ares Capital, or $6.41 per share, plus 0.483 Ares Capital shares for each American Capital share, resulting in approximately 110.8 million shares of Ares Capital common stock issued in exchange for approximately 229.3 million shares of American Capital common stock. The purchase price is approximately $3.0 billion in total cash and stock consideration from Ares Capital which is based upon a closing price of $14.25 per share of Ares Capital common stock as of July 1, 2016 and an implied value per share of American Capital common stock of $13.29. Additionally as part of the total merger consideration received by American Capital stockholders, Ares Capital Management will provide approximately $275 million of cash, or $1.20 per fully diluted share, to American Capital stockholders at closing. Separately, upon completion of the mergers, each share of American Capital common stock will also be entitled to receive $2.45 per share in cash (representing an aggregate amount of approximately $562 million), which amount represents the per share cash consideration to be paid to American Capital as a result of the completion of the Mortgage Manager Sale, which was completed on July 1, 2016. The unaudited pro forma condensed consolidated financial information has been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of both American Capital and Ares Capital, which are included elsewhere in this document. See "Index to Financial Statements."

        The following unaudited pro forma condensed consolidated financial information and explanatory notes illustrate the effect of the mergers on Ares Capital's financial position and results of operations based upon Ares Capital's and American Capital's respective historical financial positions and results of operations under the acquisition method of accounting with Ares Capital treated as the acquirer.

        In accordance with GAAP, the acquired assets and assumed liabilities of American Capital will be recorded by Ares Capital at their estimated fair values as of the effective time. The unaudited pro forma condensed consolidated financial information of Ares Capital and American Capital reflects the unaudited pro forma condensed consolidated balance sheet as of March 31, 2016 and the unaudited pro forma condensed consolidated income statements for the three months ended March 31, 2016 and the year ended December 31, 2015. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2016 assumes the mergers and the Other Pro Forma Transactions had been completed on March 31, 2016. The unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2016 and the year ended December 31, 2015 assumes the mergers and the Other Pro Forma Transactions had been completed on December 31, 2014.

        The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the mergers and the Other Pro Forma Transactions been completed at the beginning of the applicable period presented, nor the impact of potential expense efficiencies of the mergers, certain potential asset dispositions and other factors. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed consolidated financial information, the allocation of the pro forma purchase price reflected in the unaudited pro forma condensed consolidated financial information involves estimates, is subject to adjustment and may vary significantly from the actual purchase price allocation that will be recorded upon completion of the mergers and the Other Pro Forma Transactions. Additionally, the unaudited pro forma condensed consolidated financial data does not include any estimated net increase (decrease) in stockholders' equity resulting from operations or other asset sales and repayments that are not already reflected that may occur between March 31, 2016 and the completion of the mergers.

        Ares Capital cannot assure you that the Transactions will be completed as scheduled, or at all. See "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement" for a description of the terms of the

Transactions, "Risk Factors—Risks Relating to Ares Capital—Ares Capital may fail to complete the Transactions" for a description of the risks associated with a failure to complete the Transactions and "Risk Factors—Risks Relating to the Transactions" for a description of the risks that the combined company may face if the Transactions are completed.

 Ares Capital Corporation and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2016
Unaudited
(in millions, except share and per share data)

	Actual Ares Capital	Adjusted American Capital(A)	Pro Forma Adjustments		Pro Forma Ares Capital Combined
Assets and Liabilities Data:
Investments, at fair value	$9,072	$3,174	$(184)	(B)	$12,062
Cash and cash equivalents	77	894	(737)	(B)	77
			(1,470)	(C)
			1,313	(D)
Other assets	217	377	(222)	(B)	377
			5	(D)

Total assets	$9,366	$4,445	$(1,295)		$12,516

Debt	$3,985	$—	$1,353	(D)	$5,338
Other liabilities	201	145	70	(B)	415
			(1)	(D)

Total liabilities	4,186	145	1,422		5,753
Stockholders' equity	5,180	4,300	(1,213)	(B)	6,763
			(1,470)	(C)
			(34)	(D)

Total liabilities and stockholders' equity	$9,366	$4,445	$(1,295)		$12,516

Total shares outstanding	313,954,008	211,968,417	110,767,419		424,721,427

Net assets per share	$16.50	$20.29			$15.92

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

 Ares Capital Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2016
Unaudited
(in millions, except share and per share data)

	Actual Ares Capital	Actual American Capital	Pro Forma Adjustments		Pro Forma Ares Capital Combined
Performance Data:
Interest and dividend income	$224	$149	$(55)	(E)	$318
Fees and other income	24	13	(3)	(E)	34

Total investment income	248	162	(58)		352
Interest and credit facility fees	50	15	(12)	(F)	62
			(9)	(F)
Base management fees	35	2	11	(G)	48
Income based fees	29	—	(8)	(H)	21
Capital gains incentive fees	4	—	—	(H)	4
Other expenses	12	51	(24)	(I)	39	(L)

Total expenses	130	68	(24)		174

Net investment income before taxes	118	94	(34)		178

Income taxes	5	20	(20)	(J)	5

Net investment income	113	74	(14)		173

Net realized gains (losses)	27	(88)	(12)	(J)	(73)
Net unrealized losses	(9)	(66)	54	(E)	(26)
			(5)	(J)

Net realized and unrealized gains (losses)	18	(154)	37		(99)

Net increase (decrease) in stockholders' equity	$131	$(80)	$23		$74

Weighted average shares outstanding	314,293,027	234,989,955	110,767,419	(K)	425,060,446

Earnings (loss) per share	$0.42	$(0.34)			$0.18

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

 Ares Capital Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2015
Unaudited
(in millions, except share and per share data)

	Actual Ares Capital	Actual American Capital	Pro Forma Adjustments		Pro Forma Ares Capital Combined
Performance Data:
Interest and dividend income	$891	$607	$(182)	(E)	$1,316
Fees and other income	134	64	(12)	(E)	186

Total investment income	1,025	671	(194)		1,502
Interest and credit facility fees	227	79	(48)	(F)	293
			35	(F)
Base management fees	134	13	67	(G)	214
Income based fees	121	—	(26)	(H)	95
Capital gains incentive fees	(27)	—	—	(H)	(27)
Other expenses	44	201	(90)	(I)	155	(L)

Total expenses	499	293	(62)		730

Net investment income before taxes	526	378	(132)		772

Income taxes	18	125	(125)	(J)	18

Net investment income	508	253	(7)		754

Net realized gains (losses)	128	(627)	(91)	(J)	(590)
Net unrealized gains (losses)	(246)	187	152	(E)	211
			118	(J)

Net realized and unrealized losses	(118)	(440)	179		(379)
Loss on extinguishment of debt	(10)	—	—		(10)

Net increase (decrease) in stockholders' equity	$380	$(187)	$172		$365

Weighted average shares outstanding	314,375,099	267,192,057	110,767,419	(K)	425,142,518

Earnings (loss) per share	$1.20	$(0.70)			$0.86

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

 Ares Capital Corporation and Subsidiaries

Pro Forma Schedule of Investments
Unaudited
As of March 31, 2016
(Dollar Amounts in Millions)

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Investment Funds and Vehicles
ACAS CLO 2007-1, Ltd.	Investment company	Secured notes (due 4/21)			$8.4	$8.3	$8.4	$8.3
		Subordinated notes (due 4/21)			11.6	12.6	11.6	12.6

ACAS Wachovia Investments, L.P.(4)	Investment partnership	Partnership interest			1.8	0.5	1.8	0.5

Apidos CLO XVIII, Ltd.	Investment company	Subordinated notes (due 7/26)			32.3	20.2	32.3	20.2

Apidos CLO XXI	Investment company	Subordinated notes (due 6/27)			10.9	8.8	10.9	8.8

Ares IIIR/IVR CLO Ltd.	Investment company	Subordinated notes (due 4/21)			11.1	3.9	11.1	3.9

Babson CLO Ltd. 2006-II	Investment company	Income notes (due 10/20)			2.7	—	2.7	—

Babson CLO Ltd. 2013-II	Investment company	Income notes (due 1/25)			3.7	2.5	3.7	2.5

Babson CLO Ltd. 2014-I	Investment company	Subordinated notes (due 7/25)			6.2	3.3	6.2	3.3

Babson CLO Ltd. 2014-II	Investment company	Subordinated notes (due 9/26)			19.9	8.5	19.9	8.5

Blue Hill CLO, Ltd.	Investment company	Subordinated notes (due 1/26)			17.3	5.8	17.3	5.8

Blue Wolf Capital Fund II, L.P.	Investment partnership	Limited partnership interest			9.0	8.0	9.0	8.0

Carlyle Global Market Strategies CLO 2013-3, Ltd.	Investment company	Subordinated notes (due 7/25)			3.4	2.6	3.4	2.6

Carlyle Global Market Strategies CLO 2015-3, Ltd.	Investment company	Subordinated notes (due 7/28)			24.1	20.6	24.1	20.6

Cent CDO 12 Limited	Investment company	Income notes (due 11/20)			13.4	26.0	13.4	26.0

Cent CLO 22 Limited	Investment company	Subordinated notes (due 11/26)			36.6	15.2	36.6	15.2

Cent CLO 24 Limited	Investment company	Subordinated notes (due 10/26)			27.0	20.2	27.0	20.2

Centurion CDO 8 Limited	Investment company	Subordinated notes (due 3/17)			0.2	—	0.2	—

CoLTs 2005-1 Ltd.	Investment company	Preference shares (360 shares, due 3/16)			1.7	0.1	1.7	0.1

CoLTs 2005-2 Ltd.	Investment company	Preference shares (34,170,000 shares, due 12/18)			11.0	0.4	11.0	0.4

Covestia Capital Partners, LP	Investment partnership	Limited partnership interest	$0.5	$1.9			0.5	1.9

CREST Exeter Street Solar 2004-1	Investment company	Preferred securities (3,500,000 shares, due 6/39)			3.2	—	3.2	—

Dryden 40 Senior Loan Fund	Investment company	Subordinated notes (due 8/28)			8.3	6.2	8.3	6.2

Eaton Vance CDO X plc	Investment company	Secured subordinated notes (due 2/27)			11.1	4.1	11.1	4.1

European Capital Private Debt LP(4)	Investment partnership	Partnership interest			97.1	101.6	97.1	101.6

European Capital UK SME Debt LP(4)	Investment partnership	Partnership interest			12.2	12.0	12.2	12.0

Flagship CLO V	Investment company	Deferrable notes (due 9/19)			1.5	1.7	1.5	1.7
		Subordinated securities (15,000 shares, due 9/19)			7.1	0.7	7.1	0.7

Galaxy III CLO, Ltd	Investment company	Subordinated notes (due 8/16)			0.2	—	0.2	—

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
GoldenTree Loan Opportunities VII, Limited	Investment company	Subordinated notes (due 4/25)			30.5	20.7	30.5	20.7

Halcyon Loan Advisors Funding 2014-1 Ltd.	Investment company	Subordinated notes (due 2/26)			1.0	0.4	1.0	0.4

Halcyon Loan Advisors Funding 2015-2, Ltd.	Investment company	Subordinated notes (due 7/27)			18.9	14.8	18.9	14.8

HCI Equity, LLC(4)	Investment company	Member interest	—	0.1			—	0.1

Herbert Park B.V.	Investment company	Subordinated notes (due 10/26)			26.7	19.8	26.7	19.8

Imperial Capital Private Opportunities, LP	Investment partnership	Limited partnership interest	4.1	15.4			4.1	15.4

LightPoint CLO IV, LTD	Investment company	Income notes (due 4/18)			3.6	—	3.6	—

LightPoint CLO VII, Ltd.	Investment company	Subordinated notes (due 5/21)			2.6	1.4	2.6	1.4

Madison Park Funding XII, Ltd.	Investment company	Subordinated notes (due 7/26)			8.3	6.4	8.3	6.4

Madison Park Funding XIII, Ltd.	Investment company	Subordinated notes (due 1/25)			24.8	18.0	24.8	18.0

Montgomery Lane, LLC(4)	Holding company for RMBS securities	Common membership units (100 units)			—	3.8	—	3.8

NYLIM Flatiron CLO 2006-1 LTD.	Investment company	Subordinated securities (10,000 shares, due 8/20)			4.4	2.4	4.4	2.4

Och Ziff Loan Management XIII, Ltd.	Investment company	Subordinated notes (due 7/27)			13.2	11.7	13.2	11.7

Octagon Investment Partners XIX, Ltd.	Investment company	Subordinated notes (due 4/26)			18.2	12.8	18.2	12.8

Octagon Investment Partners XVIII, Ltd.	Investment company	Subordinated notes (due 12/24)			12.4	7.5	12.4	7.5

OHA Credit Partners XI, Ltd.	Investment company	Subordinated notes (due 10/28)			30.9	26.7	30.9	26.7

Partnership Capital Growth Fund I, L.P.	Investment partnership	Limited partnership interest	—	0.7			—	0.7

Partnership Capital Growth Investors III, L.P.	Investment partnership	Limited partnership interest	2.5	3.3			2.5	3.3

PCG-Ares Sidecar Investment II, L.P.	Investment partnership	Limited partnership interest	6.5	8.3			6.5	8.3

PCG-Ares Sidecar Investment, L.P.	Investment partnership	Limited partnership interest	2.2	0.2			2.2	0.2

Piper Jaffray Merchant Banking Fund I, L.P.	Investment partnership	Limited partnership interest	1.6	1.6			1.6	1.6

Qualium I	Investment company/parternship	Common stock (247,939 shares)			5.2	5.0	5.2	5.0

Sapphire Valley CDO I, Ltd.	Investment company	Subordinated notes (due 12/22)			17.6	10.9	17.6	10.9

Senior Secured Loan Fund LLC(4)	Co-investment vehicle	Subordinated certificates (due 12/24)	1,938.4	1,889.7			1,938.4	1,889.7
		Member interest (87.5% interest)	—	—			—	—

THL Credit Wind River 2014-2 CLO Ltd.	Investment company	Income notes (due 7/26)			9.7	7.4	9.7	7.4

Vitesse CLO, Ltd.	Investment company	Preferred securities (20,000,000 shares, due 8/20)			11.9	—	11.9	—

Voya CLO 2014-4, Ltd.	Investment company	Subordinated notes (due 10/26)			22.6	15.4	22.6	15.4

VSC Investors LLC	Investment company	Membership interest	0.3	1.2			0.3	1.2

Total			1,956.1	1,922.4	655.5	478.9	2,611.6	2,401.3

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Healthcare Services
Absolute Dental Management LLC and ADM Equity, LLC	Dental services provider	Senior secured loan (9.3%, due 1/22)	18.8	18.8			18.8	18.8
		Senior secured loan (9.3%, due 1/22)	5.0	5.0			5.0	5.0
		Class A preferred units (4,000,000 units)	4.0	4.0			4.0	4.0
		Class A common units (4,000,000 units)	—	—			—	—

Alcami Holdings LLC(4)	Chemistry outsourcing partner to the pharmaceutical and biotechnology industries	Senior secured loan (6.5%, due 3/17–10/20)			102.8	105.7	102.8	105.7
		Senior subordinated loan (13.2%, due 10/20)(2)			142.1	143.1	142.1	143.1
		Redeemable preferred stock (84,936 shares)			61.1	0.1	61.1	0.1

Alegeus Technologies Holdings Corp.	Benefits administration and transaction processing provider	Preferred stock (2,997 shares)	3.1	1.8			3.1	1.8
		Common stock (3 shares)	—	—			—	—

American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	Senior secured loan (7.0%, due 6/19)	8.8	8.8			8.8	8.8
		Senior secured loan (7.0%, due 6/19)	52.0	52.0			52.0	52.0
		Senior secured loan (4.0%, due 6/19)	2.8	2.8			2.8	2.8

Argon Medical Devices, Inc.	Manufacturer and marketer of single-use specialty medical devices	Junior secured loan (10.5%, due 6/22)	8.7	9.0			8.7	9.0

AwarePoint Corporation	Healthcare technology platform developer	Senior secured loan (9.5%, due 6/18)	9.4	9.5			9.4	9.5
		Warrant to purchase up to 3,213,367 shares of Series 1 preferred stock	—	0.6			—	0.6

CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC	Correctional facility healthcare operator	Senior secured revolving loan (5.0%, due 7/19)	3.8	3.5			3.8	3.5
		Senior secured revolving loan (6.5%, due 7/19)	1.5	1.4			1.5	1.4
		Senior secured loan (5.0%, due 7/21)	6.6	6.2			6.6	6.2
		Junior secured loan (9.4%, due 7/22)	133.9	121.5			133.9	121.5
		Class A units (601,937 units)	—	0.7			—	0.7

Correctional Medical Group Companies, Inc.	Correctional facility healthcare operator	Senior secured loan (9.6%, due 9/21)	3.1	3.1			3.1	3.1
		Senior secured loan (9.6%, due 9/21)	4.1	4.1			4.1	4.1
		Senior secured loan (9.6%, due 9/21)	44.7	44.7			44.7	44.7

DCA Investment Holding, LLC	Multi-branded dental practice management	Senior secured revolving loan (7.8%, due 7/21)	1.6	1.6			1.6	1.6
		Senior secured loan (6.3%, due 7/21)	18.9	18.7			18.9	18.7

DNAnexus, Inc.	Bioinformatics company	Senior secured loan (9.3%, due 10/18)	10.2	10.5			10.2	10.5
		Warrant to purchase up to 909,092 units of Series C preferred stock	—	0.3			—	0.3

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
ECA Acquisition Holdings, Inc.(4)	Developer and manufacturer of disposable tools used in implantable medical devices	Senior secured loan (10.0%, due 12/16)(2)			9.0	9.0	9.0	9.0
		Senior subordinated loan (due 12/16)(3)			12.1	4.0	12.1	4.0
		Redeemable preferred stock (2,150 shares)			2.2	—	2.2	—
		Common stock (1,000 shares)			14.9	—	14.9	—

Global Healthcare Exchange, LLC and GHX Ultimate Parent Corp.	On-demand supply chain automation solutions provider	Class A common stock (2,991 shares)	3.0	3.0			3.0	3.0
		Class B common stock (980 shares)	—	4.7			—	4.7

Greenphire, Inc. and RMCF III CIV XXIX, L.P	Software provider for clinical trial management	Senior secured loan (9.0%, due 12/18)	4.0	4.0			4.0	4.0
		Limited partnership interest	1.0	1.0			1.0	1.0

HALT Medical, Inc.(4)	Patented disposable needle used to remove uterine fibroids	Senior secured loan (due 6/16)(3)			74.0	36.0	74.0	36.0

INC Research Mezzanine Co-Invest, LLC	Pharmaceutical and biotechnology consulting services	Common units (1,410,000 units)	—	2.8			—	2.8

Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Junior secured loan (9.3%, due 6/20)	112.0	107.5			112.0	107.5

LM Acquisition Holdings, LLC	Developer and manufacturer of medical equipment	Class A units (426 units)	0.7	1.7			0.7	1.7

MC Acquisition Holdings I, LLC	Healthcare professional provider	Class A units (1,338,314 shares)	1.3	1.4			1.3	1.4

MW Acquisition Corporation(4)	Facility based treatment provider for psychological conditions and addictive behaviors	Redeemable preferred stock (2,485 shares)			2.9	2.9	2.9	2.9
		Convertible preferred stock (88,084 shares)			51.2	76.0	51.2	76.0
		Common stock (110,720 shares)			—	20.3	—	20.3

MW Dental Holding Corp.	Dental services provider	Senior secured revolving loan (8.5%, due 4/18)	2.0	2.0			2.0	2.0
		Senior secured loan (8.5%, due 4/18)	50.2	50.2			50.2	50.2
		Senior secured loan (8.5%, due 4/18)	47.6	47.6			47.6	47.6
		Senior secured loan (8.5%, due 4/18)	19.7	19.7			19.7	19.7

My Health Direct, Inc.	Healthcare scheduling exchange software solution provider	Senior secured loan (10.8%, due 1/18)	2.2	2.2			2.2	2.2
		Warrant to purchase up to 4,548 shares of Series D preferred stock	—	—			—	—

Napa Management Services Corporation	Anesthesia management services provider	Senior secured loan (10.0%, due 2/19)	16.0	16.0			16.0	16.0
		Senior secured loan (10.0%, due 2/19)	54.0	54.0			54.0	54.0
		Common units (5,345 units)	5.8	20.0			5.8	20.0

Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare technology provider	Junior secured loan (10.5%, due 8/19)	90.0	90.0			90.0	90.0
		Common stock (2,500,000 shares)	0.8	8.9			0.8	8.9

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
New Trident Holdcorp, Inc.	Outsourced mobile diagnostic healthcare service provider	Junior secured loan (10.3%, due 7/20)	79.0	76.8			79.0	76.8

Nodality, Inc.	Biotechnology company	Senior secured loan (due 5/16)(3)	2.2	2.3			2.2	2.3

		Senior secured loan (due 5/16)(3)	9.7	1.6			9.7	1.6
		Warrant to purchase up to 225,746 shares of Series B preferred stock	—	—			—	—

OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC	Provider of technology-enabled solutions to pharmacies	Senior secured loan (8.5%, due 11/18)	12.2	12.2			12.2	12.2
		Senior secured loan (8.5%, due 11/18)	6.8	6.8			6.8	6.8
		Limited liability company membership interest (1.57%)	1.0	1.1			1.0	1.1

Patterson Medical Supply, Inc.	Distributor of rehabilitation supplies and equipment	Junior secured loan (8.8%, due 8/23)	18.8	18.4			18.8	18.4

PerfectServe, Inc.	Communications software platform provider for hospitals and physician practices	Senior secured loan (9.0%, due 3/20)	8.7	9.0			8.7	9.0
		Senior secured loan (9.0%, due 7/20)	2.0	2.0			2.0	2.0
		Senior secured loan (9.0%, due 6/21)	1.0	1.0			1.0	1.0
		Warrant to purchase up to 28,428 shares of Series C preferred stock	0.2	0.2			0.2	0.2
		Warrant to purchase up to 34,113 units of Series C preferred stock	—	0.2			—	0.2

PhyMED Management LLC	Provider of anesthesia services	Junior secured loan (9.8%, due 5/21)	46.5	44.9			46.5	44.9

POS I Corp. (fka Vantage Oncology, Inc.)	Radiation oncology care provider	Common stock (62,157 shares)	4.7	3.2			4.7	3.2

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Warrant to purchase up to 99,094 shares of Series C preferred stock	—	—			—	—

Sage Products Holdings III, LLC	Patient infection control and preventive care solutions provider	Junior secured loan (9.3%, due 6/20)	108.5	108.7	20.7	20.6	129.2	129.3

Sarnova HC, LLC, Tri-Anim Health Services, Inc., and BEMS Holdings, LLC	Distributor of emergency medical service and respiratory products	Junior secured loan (10.5%, due 7/22)	54.0	54.0			54.0	54.0

Transaction Data Systems, Inc.	Pharmacy management software provider	Junior secured loan (9.3%, due 6/22)	27.5	26.9			27.5	26.9

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Junior secured loan (10.3%, due 9/20)	23.5	23.5			23.5	23.5
		Junior secured loan (10.3%, due 9/20)	50.0	50.0			50.0	50.0

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Urgent Cares of America Holdings I, LLC and FastMed Holdings I, LLC	Operator of urgent care clinics	Senior secured loan (7.0%, due 12/22)	14.0	13.7			14.0	13.7
		Senior secured loan (7.0%, due 12/22)	54.6	53.5			54.6	53.5
		Preferred units (7,494,819 units)	7.5	7.9			7.5	7.9
		Series A common units (2,000,000 units)	2.0	1.3			2.0	1.3
		Series C common units (999,943 units)	—	0.5			—	0.5

VistaPharm, Inc. and Vertice Pharma UK Parent Limited	Manufacturer and distributor of generic pharmaceutical products	Senior secured loan (6.5%, due 12/21)	5.1	5.1			5.1	5.1
		Preferred shares (40,662 shares)	0.4	0.4			0.4	0.4

WRH, Inc.	Non-clinical provider of safety and toxicological assessment research and services	Senior subordinated loan (15.2%, due 8/18)(2)			103.9	100.3	103.9	100.3

Young Innovations, Inc.	Dental supplies and equipment manufacturer	Junior secured loan (9.0%, due 7/19)	45.0	45.0			45.0	45.0

Total			1,336.2	1,335.5	596.9	518.0	1,933.1	1,853.5

Financial Services
AllBridge Financial, LLC(4)	Asset management services	Equity interests	—	0.5			—	0.5

American Capital Asset Management, LLC(4)	Asset management services	Senior subordinated loan (5.0%, due 9/16)			35.0	35.0	35.0	35.0
		Common membership interest (100% interest)			601.1	998.0	601.1	998.0

AmWINS Group, LLC	Wholesale insurance broker	Junior secured loan (9.5%, due 9/20)			45.0	45.1	45.0	45.1

Callidus Capital Corporation(4)	Asset management services	Common stock (100 shares)	3.0	1.7			3.0	1.7

CGSC of Delaware Holdings Corporation	Wholesale insurance broker	Junior secured loan (8.3%, due 10/20)			2.0	2.0	2.0	2.0

Ciena Capital LLC(4)	Real estate and small business loan servicer	Senior secured revolving loan (6.0%, due 12/16)	14.0	14.0			14.0	14.0
		Senior secured loan (12.0%, due 12/16)	0.5	0.5			0.5	0.5
		Senior secured loan (12.0%, due 12/16)	5.0	5.0			5.0	5.0
		Senior secured loan (12.0%, due 12/16)	2.5	2.5			2.5	2.5
		Equity interests	39.0	17.8			39.0	17.8

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan (12.8%, due 5/18)	28.0	28.0			28.0	28.0

FAMS Acquisition, Inc.(4)	Provider of outsourced receivables management services	Senior subordinated loan (14.0%, due 1/16)(2)			12.9	11.8	12.9	11.8
		Senior subordinated loan (due 1/16)(3)			18.3	15.1	18.3	15.1

Gordian Acquisition Corp. and The Gordian Group, Inc.	Financial services firm	Senior secured loan (5.6%, due 7/19)			40.7	39.9	40.7	39.9
		Common stock (526 shares)	—	—			—	—

Imperial Capital Group LLC	Investment services	2006 Class B common units (5,670 units)	—	—			—	—
		2007 Class B common units (707 units)	—	—			—	—
		Class A common units (17,307 units)	8.5	12.8			8.5	12.8

Ivy Hill Asset Management, L.P.(4)	Asset management services	Member interest	171.0	232.9			171.0	232.9

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Javlin Three LLC, Javlin Four LLC, and Javlin Five LLC	Asset-backed financial services company	Senior secured revolving loan (10.4%, due 6/17)	40.8	40.8			40.8	40.8

LSQ Funding Group, L.C. and LM LSQ Investors LLC	Asset based lender	Senior subordinated loan (10.5%, due 6/21)	30.0	30.0			30.0	30.0
		Membership units	3.3	3.0			3.3	3.0

Total			345.6	389.5	755.0	1,146.9	1,100.6	1,536.4

Business Services
2329497 Ontario Inc.	Outsourced data center infrastructure and related services provider	Junior secured loan (10.5%, due 6/19)	43.1	27.7			43.1	27.7

BeyondTrust Software, Inc.	Provider of privileged account management and vulnerability management software solutions	Senior secured loan (8.0%, due 9/19)			30.1	29.2	30.1	29.2

Blue Topco GmbH(4)	Web sheet and sheet fed printing facilities	Senior secured loan (5.0%, due 6/19)(2)			2.4	2.4	2.4	2.4
		Senior subordinated loan (due 6/19)(3)			7.2	8.3	7.2	8.3

BluePay Processing, LLC	Technology-enabled payment processing solutions provider	Junior secured loan (9.5%, due 8/22)			32.8	32.8	32.8	32.8

Brandtone Holdings Limited	Mobile communications and marketing services provider	Senior secured loan (9.5%, due 11/18)	5.2	5.3			5.2	5.3
		Senior secured loan (9.5%, due 1/19)	3.2	3.3			3.2	3.3
		Warrant to purchase up to 115,002 units of Series Three participating convertible preferred ordinary shares	—	—			—	—

CallMiner, Inc.	Provider of cloud-based conversational analytics solutions	Senior secured loan (10.0%, due 5/18)	3.1	3.2			3.1	3.2
		Senior secured loan (10.0%, due 9/18)	1.7	1.8			1.7	1.8
		Warrant to purchase up to 2,350,636 shares of Series 1 preferred stock	—	—			—	—

Cast & Crew Payroll, LLC	Payroll and accounting services provider to the entertainment industry	Junior secured loan (8.8%, due 8/23)			35.7	34.5	35.7	34.5

CIBT Holdings, Inc. and CIBT Investment Holdings, LLC	Expedited travel document processing services	Class A shares (2,500 shares)	2.5	4.8			2.5	4.8

CMW Parent LLC (fka Black Arrow, Inc.)	Multiplatform media firm	Series A units (32 units)	—	—			—	—

Columbo TopCo Limited(4)	Outsourced compliance consulting and software provider	Redeemable preferred stock (34,179,330 shares)			76.5	51.8	76.5	51.8
		Common stock (757,743 shares)			1.1	—	1.1	—

Command Alkon, Incorporated and CA Note Issuer, LLC	Software solutions provider to the ready-mix concrete industry	Junior secured loan (9.3%, due 8/20)	10.0	10.0			10.0	10.0
		Junior secured loan (9.3%, due 8/20)	11.5	11.5			11.5	11.5
		Junior secured loan (9.3%, due 8/20)	26.5	26.5			26.5	26.5
		Senior subordinated loan (14.0%, due 8/21)(2)	21.0	21.0			21.0	21.0

Compusearch Software Systems, Inc.	E-procurement and contract management solutions for the Federal marketplace	Junior secured loan (9.8%, due 11/21)			51.0	51.0	51.0	51.0

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Compuware Parent, LLC	Web and mobile cloud performance testing and monitoring services provider	Class A-1 common stock (4,132 units)	2.3	1.8			2.3	1.8
		Class A-2 common stock (4,132 units)	0.5	0.4			0.5	0.4
		Class B-1 common stock (4,132 units)	0.3	0.2			0.3	0.2
		Class B-2 common stock (4,132 units)	—	—			—	—
		Class C-1 common stock (4,132 units)	—	—			—	—
		Class C-2 common stock (4,132 units)	—	—			—	—

Convergint Technologies, LLC	Service-based integrator of Electronic Security, Fire Alarm & Life Safety, Healthcare Technologies, Communications and Building Automation	Junior secured loan (9.0%, due 12/17–12/20)			94.0	94.0	94.0	94.0

Datapipe, Inc.	Provider of outsourced IT solutions	Junior secured loan (8.5%, due 9/19)			29.2	28.8	29.2	28.8

Directworks, Inc. and Co-Exprise Holdings, Inc.	Provider of cloud-based software solutions for direct materials sourcing and supplier management for manufacturers	Senior secured loan (10.3%, due 4/18)	2.1	2.1			2.1	2.1
		Warrant to purchase up to 1,875,000 shares of Series 1 preferred stock	—	—			—	—

DTI Holdco, Inc. and OPE DTI Holdings, Inc.	Provider of legal process outsourcing and managed services	Senior secured loan (5.8%, due 8/20)	1.0	0.9			1.0	0.9
		Class A common stock (7,500 shares)	7.5	7.3			7.5	7.3
		Class B common stock (7,500 shares)	—	—			—	—

Electronic Warfare Associates, Inc.	Provider of electronic warfare, cyber security and advanced commercial test tools systems	Senior secured loan (13.0%, due 2/19)			15.0	15.0	15.0	15.0
		Warrant to purchase 863,887 shares of common stock			0.8	0.8	0.8	0.8

eLynx Holdings, Inc.(4)	Provider of secure electronic data and document processing solutions for the mortgage banking industry	Convertible preferred stock (11,728 shares)			35.5	41.7	35.5	41.7
		Redeemable preferred stock (30,162 shares)			37.1	40.3	37.1	40.3
		Common stock (16,087 shares)			1.1	—	1.1	—
		Warrant to purchase 1,026,321 shares of common stock			5.5	—	5.5	—

EN Engineering, L.L.C.	National utility services firm providing engineering and consulting services to natural gas, electric power and other energy & industrial end markets	Senior secured loan (8.5%, due 6/21)	2.6	2.6			2.6	2.6
		Senior secured loan (7.0%, due 6/21)	22.2	22.3			22.2	22.3

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Faction Holdings, Inc. and The Faction Group LLC (fka PeakColo Holdings, Inc.)	Wholesaler of cloud-based software applications and services	Senior secured loan (9.8%, due 12/19)	3.0	3.0			3.0	3.0
		Senior secured loan (9.8%, due 5/19)	3.9	4.0			3.9	4.0
		Warrant to purchase up to 1,481 shares of Series A preferred stock	—	0.1			—	0.1
		Warrant to purchase up to 2,037 shares of Series A preferred stock	0.1	0.1			0.1	0.1

Financière Tarmac S.A.S.(4)	Provider of health & safety services for multi-unit residential buildings	Redeemable preferred stock (31,303,601 shares)			32.7	35.4	32.7	35.4
		Common stock (69,801,903 shares)			23.7	7.0	23.7	7.0

First Insight, Inc.	Software company providing merchandising and pricing solutions to companies worldwide	Warrant to purchase up to 122,827 units of Series C preferred stock	—	—			—	—
Flexera Software LLC	Provider of software used to deploy and tack the usage of software applications	Junior secured loan (8.0%, due 4/21)			5.0	4.7	5.0	4.7

GCN Storage Solutions, LLC	Energy storage and power efficiency solutions provider for commercial and industrial businesses	Senior secured loan (9.8%, due 12/21)	8.3	8.4			8.3	8.4

Holding Saint Augustine S.A.S.(4)	Provider of outsourced services to industrial customers	Senior secured loan (due 9/19)			4.5	—	4.5	—

Hyland Software, Inc.	Provider of ECM software, serving small and medium size organizations	Junior secured loan (8.3%, due 7/23)			10.0	9.5	10.0	9.5

iControl Networks, Inc. and uControl Acquisition, LLC	Software and services company for the connected home market	Junior secured loan (9.5%, due 3/19)	19.7	20.1			19.7	20.1
		Warrant to purchase up to 385,616 shares of Series D preferred stock	—	0.2			—	0.2

IfByPhone Inc.	Voice-based marketing automation software provider	Warrant to purchase up to 124,300 shares of Series C preferred stock	0.1	0.1			0.1	0.1

Infogix Parent Corporation	Provides data integrity, analytics, and visibility solutions	Senior secured loan (7.8%, due 12/21)			88.3	88.1	88.3	88.1
		Redeemable preferred stock (2,475 shares)			2.6	2.6	2.6	2.6

Inmar, Inc.	Provides technology-driven logistics management solutions in the consumer goods and healthcare markets	Junior secured loan (8.0%, due 1/22)			19.8	15.6	19.8	15.6

Interactions Corporation	Developer of a speech recognition software based customer interaction system	Junior secured loan (9.9%, due 7/19)	2.2	2.5			2.2	2.5
		Junior secured loan (9.9%, due 7/19)	22.2	22.5			22.2	22.5
		Warrant to purchase up to 68,187 shares of Series G-3 convertible preferred stock	0.3	0.3			0.3	0.3

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
iParadigms, LLC	Provider of anti-plagiarism software to the education industry	Junior secured loan (8.3%, due 7/22)			39.3	38.7	39.3	38.7

iPipeline, Inc., Internet Pipeline, Inc. and iPipeline Holdings, Inc.	Provider of SaaS-based software solutions to the insurance and financial services industry	Senior secured loan (8.3%, due 8/22)	11.9	11.9			11.9	11.9
		Senior secured loan (8.3%, due 8/22)	44.8	44.8			44.8	44.8
		Senior secured loan (8.3%, due 8/22)	14.9	14.9			14.9	14.9
		Preferred stock (1,485 shares)	1.5	2.2			1.5	2.2
		Common stock (647,542 shares)	—	—			—	—

Iron Bow Technologies, LLC	Provider of information technology solutions	Junior secured loan (13.2%, due 2/21)(2)			15.1	15.1	15.1	15.1

IronPlanet, Inc.	Online auction platform provider for used heavy equipment	Warrant to purchase to up to 133,333 shares of Series C preferred stock	0.2	0.2			0.2	0.2

IS Holdings I, Inc.(5)	Develops high availability software solutions for IBM's mid-range iSeries computing platform	Common stock (2,000,000 shares)			5.2	11.5	5.2	11.5

ISS Compressors Industries, Inc., ISS Valves Industries, Inc., ISS Motors Industries, Inc., ISS Machining Industries, Inc., and ISS Specialty Services Industries, Inc.	Provider of repairs, refurbishments and services to the broader industrial end user markets	Senior secured loan (7.0%, due 6/18)	2.4	2.4			2.4	2.4
		Senior secured loan (7.0%, due 6/18)	32.6	32.6			32.6	32.6

Itel Laboratories, Inc.	Data services provider for building materials to property insurance industry	Preferred units (1,798,391 units)	1.0	1.2			1.0	1.2

Landslide Holdings, Inc.	Software for IT departments and systems management	Junior secured loan (8.3%, due 2/21)			9.0	8.1	9.0	8.1

LLSC Holdings Corporation(4)	Provider of in-store marketing services to retailers and marketers of consumer products	Convertible preferred stock (9,000 shares)			10.9	19.1	10.9	19.1
		Common stock (1,000 shares)			—	1.2	—	1.2
		Warrant to purchase 675 shares of common stock			—	0.8	—	0.8

Market Track Holdings, LLC	Business media consulting services company	Preferred stock (1,685 shares)	2.2	2.5			2.2	2.5
		Common stock (16,251 shares)	2.2	2.2			2.2	2.2

Maximus Holdings, LLC	Provider of software simulation tools and related services	Warrant to purchase up to 1,050,013 shares of common stock	—	—			—	—

Miles 33 Limited(4)	Supplier of computer software to the publishing sector	Senior secured loan (5.3%, due 12/17–9/18)(2)			7.3	7.3	7.3	7.3
		Senior subordinated loan (due 9/21)(3)			13.4	13.4	13.4	13.4

Ministry Brands, LLC and MB Parent Holdings, LLC	Software and payment services provider to faith-based institutions	Senior secured loan (10.4%, due 11/21)	48.9	49.2			48.9	49.2
		Senior secured loan (10.4%, due 11/21)	25.2	25.2			25.2	25.2
		Class A common units (2,130,772 units)	2.1	2.1			2.1	2.1

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Mitchell International, Inc.	Provider of information services and technology solutions for the automobile insurance claims industry	Senior secured loan (4.5%, due 10/20)			2.2	2.1	2.2	2.1
		Junior secured loan (8.5%, due 10/21)			16.9	15.1	16.9	15.1

Multi-Ad Services, Inc.(5)	Marketing services and software provider	Preferred units (1,725,280 units)	—	0.2			—	0.2
		Common units (1,725,280 units)	—	—			—	—

MVL Group, Inc.(4)	Marketing research provider	Senior subordinated loan (due 7/12)(3)	0.2	0.2			0.2	0.2
		Common stock (560,716 shares)	—	—			—	—

NAS, LLC, Nationwide Marketing Group, LLC and Nationwide Administrative Services, Inc.	Buying and marketing services organization for appliance, furniture and consumer electronics dealers	Junior secured loan (9.8%, due 12/21)	24.1	23.1			24.1	23.1

Novetta Solutions, LLC	A provider of threat and fraud analytics software and solutions	Senior secured loan (6.0%, due 10/22)			12.9	12.7	12.9	12.7
		Junior secured loan (9.5%, due 10/23)			30.7	29.9	30.7	29.9

Park Place Technologies, LLC	Provider of third party maintenance services to the server and storage markets.	Junior secured loan (10.0%, due 12/22)			41.5	41.5	41.5	41.5

PayNearMe, Inc.	Electronic cash payment system provider	Senior secured loan (9.5%, due 9/19)	9.5	9.8			9.5	9.8
		Warrant to purchase up to 195,726 shares of Series E preferred stock	0.2	0.2			0.2	0.2

PHL Investors, Inc., and PHL Holding Co.(4)	Mortgage services	Class A common stock (576 shares)	3.8	—			3.8	—

Poplicus Incorporated	Business intelligence and market analytics platform for companies that sell to the public sector	Senior secured loan (8.5%, due 7/19)	4.8	5.0			4.8	5.0
		Warrant to purchase up to 2,402,991 shares of Series C preferred stock	0.1	0.1			0.1	0.1

PowerPlan, Inc. and Project Torque Ultimate Parent Corporation	Fixed asset financial management software provider	Junior secured loan (10.8%, due 2/23)	29.8	30.0			29.8	30.0

		Junior secured loan (10.8%, due 2/23)	49.6	50.0			49.6	50.0
		Class A common stock (1,980 shares)	2.0	—			2.0	—
		Class B common stock (989,011 shares)	—	3.0			—	3.0

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)	1.0	1.2			1.0	1.2

Project Silverback Holdings Corp.	Management software solution offering	Senior secured loan (6.5%, due 7/20)			23.7	23.2	23.7	23.2
		Convertible preferred stock (743 shares)			0.9	0.7	0.9	0.7
		Common stock (308,224 shares)			—	0.4	—	0.4

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)	0.3	0.2			0.3	0.2

Rocket Fuel Inc.	Provider of open and integrated software for digital marketing optimization	Common stock (11,405 units)	—	—			—	—

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Sonian Inc.	Cloud-based email archiving platform	Senior secured loan (9.0%, due 9/19)	7.3	7.5			7.3	7.5
		Warrant to purchase up to 169,045 shares of Series C preferred stock	0.1	0.1			0.1	0.1

Systems Maintenance Services Holding, Inc.	Provides multi-vendor maintenance solutions for IT original equipment manufacturers	Junior secured loan (9.3%, due 10/20)			34.8	34.8	34.8	34.8

Talari Networks, Inc.	Networking equipment provider	Senior secured loan (9.8%, due 12/18)	5.9	6.0			5.9	6.0
		Warrant to purchase up to 421,052 shares of Series D-1 preferred stock	0.1	0.1			0.1	0.1

The Greeley Company, Inc. and HCP Acquisition Holdings, LLC(4)	Healthcare compliance advisory services	Senior subordinated loan (due 5/15)(3)	2.7	—			2.7	—
		Class A units (14,293,110 units)	12.8	—			12.8	—

TraceLink, Inc.	Supply chain management software provider for the pharmaceutical industry	Senior secured revolving loan (7.5%, due 12/16)	4.4	4.4			4.4	4.4
		Senior secured loan (8.5%, due 1/19)	4.4	4.5			4.4	4.5
		Warrant to purchase up to 283,353 shares of Series A-2 preferred stock	0.1	1.0			0.1	1.0

Tyche Holdings, LLC	Provider of tailor-made secure payment processing solutions	Junior secured loan (10.5%, due 11/22)			34.9	35.0	34.9	35.0

Tyden Cayman Holdings Corp.	Manufacturer and provider of cargo security and product identification and traceability solutions	Convertible preferred stock (46,276 shares)			0.1	0.1	0.1	0.1
		Common stock (5,521,203 shares)			5.5	3.4	5.5	3.4

Velocity Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,713,546 units)	4.5	3.3			4.5	3.3

W3 Co.	Provider of integrated safety and compliance solutions to companies operating in hazardous environments	Junior secured loan (9.3%, due 9/20)			8.8	4.0	8.8	4.0

WIS Holding Company, Inc.(4)	Provider of inventory management services	Convertible preferred stock (1,206,598 shares)			105.9	—	105.9	—
		Common stock (301,650 shares)			16.0	—	16.0	—

WorldPay Group PLC	Payment processing company	C2 shares (73,974 shares)	—	—			—	—
		Ordinary shares (1,310,386 shares)	1.1	5.2			1.1	5.2

Total			584.8	560.5	1,076.6	911.6	1,661.4	1,472.1

Other Services
American Residential Services L.L.C.	Heating, ventilation and air conditioning services provider	Junior secured loan (8.5%, due 12/21)	49.6	50.0			49.6	50.0

Capital.com, Inc.(4)	Holding company for internet domain names	Common stock (8,500,100 shares)			0.9	1.2	0.9	1.2

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Community Education Centers, Inc. and CEC Parent Holdings LLC(4)	Offender re-entry and in-prison treatment services provider	Senior secured loan (6.3%, due 12/17)	13.6	13.6			13.6	13.6
		Senior secured loan (7.8%, due 12/17)	0.7	0.7			0.7	0.7
		Junior secured loan (15.6%, due 6/18)	21.9	21.9			21.9	21.9
		Class A senior preferred units (7,846 units)	9.4	10.2			9.4	10.2
		Class A junior preferred units (26,154 units)	20.2	16.3			20.2	16.3
		Class A common units (134 units)	—	—			—	—

Competitor Group, Inc., Calera XVI, LLC and Champion Parent Corporation(4)	Endurance sports media and event operator	Senior secured revolving loan (5.0%, due 11/18)	4.5	4.5			4.5	4.5
		Senior secured loan (5.0%, due 11/18)	38.0	38.1			38.0	38.1
		Preferred shares (18,875 shares)	16.0	0.5			16.0	0.5
		Membership units	2.5	—			2.5	—
		Common shares (114,000 shares)	—	—			—	—

Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC(5)	Provider of outsourced healthcare linen management solutions	Senior secured revolving loan (7.3%, due 3/19)	1.7	1.7			1.7	1.7
		Senior secured loan (7.3%, due 3/19)	18.3	18.3			18.3	18.3
		Class A preferred units (2,475,000 units)	2.5	3.1			2.5	3.1
		Class B common units (275,000 units)	0.3	0.3			0.3	0.3

Dwyer Acquisition Parent, Inc. and TDG Group Holding Company	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan (11.0%, due 2/20)	31.5	31.5			31.5	31.5
		Senior subordinated loan (11.0%, due 2/20)	52.7	52.7			52.7	52.7
		Common stock (32,843 shares)	3.4	4.4			3.4	4.4

Hard 8 Games, LLC(4)	Develops disruptive gaming technology for casino applications	Senior secured loan (7.2%, due 12/16)(2)			62.2	62.2	62.2	62.2
		Membership units (2 units)			24.0	23.1	24.0	23.1

Massage Envy, LLC	Franchisor in the massage industry	Senior secured loan (8.5%, due 9/18)	8.0	8.0			8.0	8.0
		Senior secured loan (8.5%, due 9/18)	46.4	46.4			46.4	46.4
		Senior secured loan (8.5%, due 9/18)	19.5	19.5			19.5	19.5
		Common stock (3,000,000 shares)	3.0	5.4			3.0	5.4

McKenzie Sports Products, LLC	Designer, manufacturer and distributor of hunting-related supplies	Senior secured loan (6.8%, due 9/20)	39.5	37.9			39.5	37.9
		Senior secured loan (6.8%, due 9/20)	45.0	43.2			45.0	43.2

OpenSky Project, Inc. and OSP Holdings, Inc.	Social commerce platform operator	Senior secured loan (10.0%, due 9/17)	1.8	1.8			1.8	1.8
		Warrant to purchase up to 159,496 shares of Series D preferred stock	—	—			—	—

Osmose Utility Services, Inc. and Osmose Utility Services, Inc.	Provider of structural integrity management services to transmission and distribution infrastructure	Junior secured loan (8.8%, due 8/23)	24.5	24.2	33.7	33.1	58.2	57.3

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
PHC Sharp Holdings, Inc.(4)	Designer, manufacturer and marketer of branded razor cutting tools for the store supply and safety market	Senior secured loan (12.5%, due 1/18)			1.4	1.4	1.4	1.4
		Senior subordinated loan (17.0%, due 1/18)(2)			11.2	11.2	11.2	11.2
		Senior subordinated loan (due 1/18)(3)			22.6	22.9	22.6	22.9
		Common stock (631,049 shares)			4.2	—	4.2	—

PODS, LLC	Storage and warehousing	Junior secured loan (9.3%, due 2/23)	17.3	17.5			17.3	17.5

SEHAC Holding Corporation(4)	HVAC installation, maintenance, and repair services	Convertible preferred stock (14,850 shares)			15.0	232.3	15.0	232.3
		Common stock (150 shares)			0.2	2.3	0.2	2.3

SocialFlow, Inc.	Social media optimization platform provider	Senior secured loan (9.5%, due 8/19)	3.9	4.0			3.9	4.0
		Warrant to purchase up to 215,331 shares of Series C preferred stock	—	—			—	—

Spin HoldCo Inc.	Laundry service and equipment provider	Junior secured loan (8.0%, due 5/20)	140.0	133.0			140.0	133.0

Surface Dive, Inc.	SCUBA diver training and certification provider	Junior secured loan (9.0%, due 1/22)	53.7	53.7			53.7	53.7
		Junior secured loan (10.3%, due 1/22)	71.6	72.0			71.6	72.0

TWH Water Treatment Industries, Inc., TWH Filtration Industries, Inc. and TWH Infrastructure Industries, Inc.	Wastewater infrastructure repair, treatment and filtration holding company	Senior secured loan (10.3%, due 10/19)	5.4	5.4			5.4	5.4
		Senior secured loan (10.3%, due 10/19)	36.4	36.4			36.4	36.4

U.S. Security Associates Holdings, Inc	Security guard service provider	Junior secured loan (11%, due 7/18)	25.0	25.0			25.0	25.0

WASH Multifamily Acquisition Inc. and Coinamatic Canada Inc.	Laundry service and equipment provider	Junior secured loan (8.0%, due 5/23)	3.6	3.5			3.6	3.5
		Junior secured loan (8.0%, due 5/23)	20.9	20.2			20.9	20.2

Wrench Group LLC	Provider of essential home services to residential customers	Senior secured loan (7.8%, due 3/22)	10.0	10.0			10.0	10.0

Total			862.3	834.9	175.4	389.7	1,037.7	1,224.6

Consumer Products
Bellotto Holdings Limited(4)	Provider of made-to-measure blinds	Redeemable preferred stock (7,300,610 shares)			40.5	42.1	40.5	42.1
		Common stock (2,697,010 shares)			92.2	118.7	92.2	118.7

BRG Sports, Inc.	Designer, manufacturer and licensor of branded sporting goods, reconditioning services and collectibles	Redeemable preferred stock (2,009 shares)			2.5	3.0	2.5	3.0
		Common units (6,566,655 units)			0.7	—	0.7	—

Delsey Holding S.A.S.	Designs, markets and distributes high-quality innovative travel luggage	Senior subordinated loan (13.5%, due 7/21)(2)			1.4	1.1	1.4	1.1
		Senior subordinated loan (13.5%, due 7/21)(2)			8.0	6.7	8.0	6.7

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Feradyne Outdoors, LLC and Bowhunter Holdings, LLC	Provider of branded archery and bowhunting accessories	Senior secured loan (4.0%, due 3/19)	4.5	4.4			4.5	4.4
		Senior secured loan (6.6%, due 3/19)	9.5	9.1			9.5	9.1
		Senior secured loan (4.0%, due 3/19)	6.7	6.5			6.7	6.5
		Senior secured loan (6.6%, due 3/19)	50.1	48.1			50.1	48.1
		Common units (300 units)	3.7	3.6			3.7	3.6

FXI Holdings, Inc.	Producer of flexible polyurethane foam	Common stock (3,163 shares)			—	0.6	—	0.6

Group Montana, Inc.(4)	Leading designer, manufacturer and distributor of western-style accessories	Senior secured loan (6.3%, due 1/17)			5.2	5.2	5.2	5.2
		Convertible preferred stock (4,000 shares)			6.4	6.6	6.4	6.6
		Common stock (100% interest)			12.5	1.7	12.5	1.7

Indra Holdings Corp.	Designer, marketer, and distributor of rain and cold weather products	Junior secured loan (8.5%, due 11/21)	79.0	66.4			79.0	66.4

Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of OTC healthcare products	Warrant to purchase up to 1,654,678 shares of common stock	—	1.4			—	1.4
		Warrant to purchase up to 1,120 shares of preferred stock	—	0.6			—	0.6

Oak Parent, Inc.	Manufacturer of athletic apparel	Senior secured loan (7.6%, due 4/18)	2.5	2.5			2.5	2.5
		Senior secured loan (7.6%, due 4/18)	7.9	7.9			7.9	7.9

PG-ACP Co-Invest, LLC	Supplier of medical uniforms, specialized medical footwear and accessories	Class A membership units (1,000,0000 units)	1.0	2.2			1.0	2.2

Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.	Provider of branded lawn and garden products	Junior secured loan (9.5%, due 6/21)	2.0	2.0			2.0	2.0
		Junior secured loan (9.5%, due 6/21)	53.7	54.0			53.7	54.0
		Junior secured loan (9.5%, due 6/21)	10.0	10.0			10.0	10.0
		Common stock (30,000 shares)	3.0	4.6			3.0	4.6

RD Holdco Inc.(4)	Manufacturer of steam cleaning carpet care machines rented to consumers	Junior secured loan (11.3%, due 12/18)			15.5	16.6	15.5	16.6
		Common stock (458,596 shares)			23.6	19.8	23.6	19.8
		Warrant to purchase 56,372 shares of common stock			2.9	2.4	2.9	2.4

SHO Holding I Corporation	Manufacturer and distributor of slip resistant footwear	Junior secured loan (9.5%, due 4/23)	97.6	98.0			97.6	98.0

Shock Doctor, Inc. and Shock Doctor Holdings, LLC(5)	Developer, marketer and distributor of sports protection equipment and accessories.	Junior secured loan (11.5%, due 10/21)	35.4	35.4			35.4	35.4
		Junior secured loan (11.5%, due 10/21)	54.0	54.0			54.0	54.0
		Class A preferred units (50,000 units)	5.0	5.2			5.0	5.2
		Class C preferred units (50,000 units)	5.0	5.2			5.0	5.2

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
The Hygenic Corporation	Designer, manufacturer and marketer of branded wellness products	Junior secured loan (9.8%, due 4/21)	70.0	67.9			70.0	67.9

The Step2 Company, LLC(4)	Toy manufacturer	Junior secured loan (10%, due 9/19)	27.5	27.6			27.5	27.6
		Junior secured loan (10%, due 9/19)	4.5	4.5			4.5	4.5
		Junior secured loan (due 9/19)(3)	30.8	20.9			30.8	20.9
		Common units (1,116,879 units)	—	—			—	—
		Class B common units (126,278,000 units)	—	—			—	—
		Warrant to purchase up to 3,157,895 units	—	—			—	—

Varsity Brands Holding Co., Inc., Hercules Achievement, Inc., Hercules Achievement Holdings, Inc. and Hercules VB Holdings, Inc.	Leading manufacturer and distributor of textiles, apparel & luxury goods	Junior secured loan (9.8%, due 12/22)	55.1	55.6			55.1	55.6
		Junior secured loan (9.8%, due 12/22)	90.9	91.7			90.9	91.7
		Common stock (3,353,370 shares)	3.4	4.8			3.4	4.8
		Common stock (3,353,371 shares)	4.2	6.0			4.2	6.0

Total			717.0	700.1	211.4	224.5	928.4	924.6

Power Generation
Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	Senior secured loan (12.5%, due 8/17)	3.8	3.5			3.8	3.5
		Series B preferred stock (74,449 shares)	0.3	0.1			0.3	0.1
		Warrant to purchase up to 59,524 units of Series B preferred stock	0.1	0.1			0.1	0.1

Bicent (California) Holdings LLC	Gas turbine power generation facilities operator	Senior subordinated loan (8.3%, due 2/21)	49.5	49.5			49.5	49.5

Brush Power, LLC	Gas turbine power generation facilities operator	Senior secured loan (6.3%, due 8/20)	44.7	44.7			44.7	44.7
		Senior secured loan (7.8%, due 8/20)	0.1	0.1			0.1	0.1
		Senior secured loan (6.3%, due 8/20)	2.3	2.3			2.3	2.3
		Senior secured loan (7.8%, due 8/20)	—	—			—	—
		Senior secured loan (6.3%, due 8/20)	9.7	9.7			9.7	9.7
		Senior secured loan (7.8%, due 8/20)	—	—			—	—

CEI Kings Mountain Investor, LP	Gas turbine power generation facilities operator	Senior subordinated loan (11.0%, due 3/17)(2)	29.9	30.0			29.9	30.0

CPV Maryland Holding Company II, LLC	Gas turbine power generation facilities operator	Senior subordinated loan (10.0%, due 12/20)	44.5	41.6			44.5	41.6
		Warrant to purchase up to 4 units of common stock	—	—			—	—

DESRI VI Management Holdings, LLC	Wind power generation facility operator	Senior subordinated loan (9.8%, due 12/21)	25.0	25.0			25.0	25.0
		Non-Controlling units (10.0 units)	1.5	1.7			1.5	1.7

Grant Wind Holdings II, LLC	Wind power generation facility	Senior subordinated loan (10.0%, due 7/16)	23.4	24.2			23.4	24.2

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Green Energy Partners, Stonewall LLC and Panda Stonewall Intermediate Holdings II LLC	Gas turbine power generation facilities operator	Senior secured loan (6.5%, due 11/21)	24.8	23.1			24.8	23.1
		Senior subordinated loan (13.3%, due 12/21)(2)	18.8	17.7			18.8	17.7
		Senior subordinated loan (13.3%, due 12/21)(2)	87.7	82.8			87.7	82.8

Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation	Renewable fuel and chemical production developer	Senior secured loan (10.0%, due 10/18)	9.3	8.0			9.3	8.0
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock	—	—			—	—

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Junior secured loan (due 2/20)(3)	9.2	2.1			9.2	2.1

Moxie Liberty LLC	Gas turbine power generation facilities operator	Senior secured loan (7.5%, due 8/20)	34.7	33.3			34.7	33.3

Moxie Patriot LLC	Gas turbine power generation facilities operator	Senior secured loan (6.8%, due 12/20)	34.7	32.4			34.7	32.4

Panda Power Annex Fund Hummel Holdings II LLC	Gas turbine power generation facilities operator	Senior subordinated loan (12.0%, due 10/16)	75.5	75.8			75.5	75.8

Panda Sherman Power, LLC	Gas turbine power generation facilities operator	Senior secured loan (9.0%, due 9/18)	32.0	28.2			32.0	28.2

Panda Temple Power II, LLC	Gas turbine power generation facilities operator	Senior secured loan (7.3%, due 4/19)	19.8	16.8			19.8	16.8

Panda Temple Power, LLC	Gas turbine power generation facilities operator	Senior secured loan (7.3%, due 3/22)	23.6	20.3			23.6	20.3

PERC Holdings 1 LLC	Operator of recycled energy, combined heat and power, and energy efficiency facilities	Class B common units (21,653,543 units)	21.7	21.7			21.7	21.7

Total			626.6	594.7	—	—	626.6	594.7

Manufacturing
Cambrios Technologies Corporation	Nanotechnology-based solutions for electronic devices and computers	Warrant to purchase up to 400,000 shares of Series D-4 convertible preferred stock	—	—			—	—

Chariot Acquisition, LLC	Distributor and designer of aftermarket golf cart parts and accessories	Senior secured loan (7.3%, due 9/21)	55.7	55.7	29.6	28.5	85.3	84.2

Component Hardware Group, Inc.	Commercial equipment	Senior secured revolving loan (5.5%, due 7/19)	2.2	2.2			2.2	2.2
		Senior secured loan (5.5%, due 7/19)	8.0	7.9			8.0	7.9

Harvey Tool Company, LLC and Harvey Tool Holding, LLC	Cutting tool provider to the metalworking industry	Senior subordinated loan (11.0%, due 9/20)	27.9	27.9			27.9	27.9
		Class A membership units (750 units)	0.9	1.5			0.9	1.5

HCV1 S.A.S(4)	R&D designer of in-line inspection devices for product quality control	Senior secured loan (13.8%, due 2/20)(2)			3.6	3.5	3.6	3.5
		Common stock (14,569,412 shares)			26.1	—	26.1	—

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Ioxus, Inc	Energy storage devices	Senior secured loan (12.0%, due 6/18)(2)	10.0	8.7			10.0	8.7
		Warrant to purchase up to 3,038,730 shares of common stock	—	—			—	—
		Warrant to purchase up to 1,210,235 shares of Series BB preferred stock	—	0.2			—	0.2

KPS Global LLC	Walk-in cooler and freezer systems	Senior secured loan (9.6%, due 12/20)	40.0	40.0			40.0	40.0

MacLean-Fogg Company and MacLean-Fogg Holdings, L.L.C.	Manufacturer and supplier for the power utility and automotive markets worldwide	Senior subordinated loan (13.5%, due 10/25)(2)	97.7	97.7			97.7	97.7
		Preferred units (70,183 units)(2)	72.4	72.4			72.4	72.4

MWI Holdings, Inc.	Engineered springs, fasteners, and other precision components	Senior secured loan (7.4%, due 3/19)	9.4	9.4			9.4	9.4
		Senior secured loan (7.6%, due 3/19)	—	—			—	—
		Senior secured loan (9.4%, due 3/19)	28.1	28.1			28.1	28.1
		Senior secured loan (9.4%, due 3/19)	19.9	19.9			19.9	19.9

Niagara Fiber Intermediate Corp.	Insoluble fiber filler products	Senior secured loan (6.8%, due 5/18)	1.4	1.1			1.4	1.1
		Senior secured revolving loan (6.8%, due 5/18)	1.9	1.5			1.9	1.5
		Senior secured loan (6.8%, due 5/18)	13.6	10.9			13.6	10.9

Nordco Inc.	Railroad maintenance-of-way machinery	Senior secured revolving loan (8.8%, due 8/20)	3.4	3.3			3.4	3.3
		Senior secured loan (7.3%, due 8/20)	70.1	68.7			70.1	68.7
		Senior secured loan (8.8%, due 8/20)	0.2	0.2			0.2	0.2

Pelican Products, Inc.	Flashlights	Junior secured loan (9.3%, due 4/21)	40.0	37.2			40.0	37.2

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)	1.0	—			1.0	—
SI Holdings, Inc.	Elastomeric parts, mid-sized composite structures, and composite tooling	Common stock (1,500 shares)	1.5	1.8			1.5	1.8

TPTM Merger Corp.	Time temperature indicator products	Senior secured revolving loan (7.3%, due 9/18)	0.8	0.7			0.8	0.7
		Senior secured loan (9.4%, due 9/18)	22.0	21.8			22.0	21.8
		Senior secured loan (9.4%, due 9/18)	10.0	9.9			10.0	9.9

WP CPP Holdings, LLC	Precision engineered castings	Junior secured loan (8.8%, due 4/21)			19.6	17.1	19.6	17.1

Zodiac Marine and Pool S.A.	Boat equipment and marine products manufacturer	Junior secured loan (due 3/17)(3)			25.7	0.4	25.7	0.4
		Senior subordinated loan (due 9/17)(3)			38.8	0.2	38.8	0.2

Total			538.1	528.7	143.4	49.7	681.5	578.4

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Education
BarBri, Inc.	Provider of preparatory services for the bar exam	Senior secured loan (4.5%, due 7/19)			4.0	3.1	4.0	3.1

Campus Management Corp. and Campus Management Acquisition Corp.(5)	Education software developer	Preferred stock (485,159 shares)	10.5	10.7			10.5	10.7

Infilaw Holding, LLC	Operator of for-profit law schools		—	—			—	—
		Senior secured loan (11.5%, due 1/17)(2)	3.4	3.4			3.4	3.4
		Series A preferred units (124,890 units)(2)	124.9	113.7			124.9	113.7
		Series B preferred units (1.96 units)	9.2	5.0			9.2	5.0

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private School Operator	Senior secured loan (10.5%, due 12/18)(2)	1.7	1.7			1.7	1.7
		Series B preferred stock (1,750,000 shares)	5.0	—			5.0	—
		Series C preferred stock (2,512,586 shares)	0.7	—			0.7	—
		Senior preferred series A-1 shares (163,902 shares)	119.4	90.3			119.4	90.3
		Common stock (20 shares)	—	—			—	—

Lakeland Tours, LLC	Educational travel provider	Senior secured loan (5.8%, due 2/22)	18.9	19.1			18.9	19.1
		Senior secured loan (10.5%, due 2/22)	43.2	43.7			43.2	43.7

OnCourse Learning Corporation	Provider of state and federally mandated education and training solutions	Senior secured loan (8.5%, due 2/19)			19.4	19.4	19.4	19.4

PIH Corporation and Primrose Holding Corporation(5)	Franchisor of education-based early childhood centers	Senior secured revolving loan (7.0%, due 12/18)	0.6	0.6			0.6	0.6
		Common stock (7,227 shares)			—	8.1	—	8.1

R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (1,977 shares)	0.5	0.5			0.5	0.5
		Common membership interest (15.76% interest)	15.8	29.4			15.8	29.4
		Warrant to purchase up to 27,890 shares	—	—			—	—

Regent Education, Inc.	Provider of software solutions designed to optimize the financial aid and enrollment processes	Senior secured loan (12.0%, due 1/18)	3.9	3.9			3.9	3.9
		Warrant to purchase up to 987,771 shares of Series CC preferred stock	—	0.1			—	0.1

Severin Acquisition, LLC	Provider of student information system software solutions to K-12 education market	Junior secured loan (9.8%, due 7/22)	4.1	4.1	29.4	29.4	33.5	33.5
		Junior secured loan (10.3%, due 7/22)	3.2	3.3			3.2	3.3
		Junior secured loan (9.8%, due 7/22)	14.7	14.8			14.7	14.8

WCI-Quantum Holdings, Inc.	Distributor of instructional products, services and resources	Series A preferred stock (1,272 shares)	1.0	1.1			1.0	1.1

Total			380.7	345.4	52.8	60.0	433.5	405.4

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Oil and Gas
EXPL Pipeline Holdings LLC(4)	Common-carrier pipeline system that transports petroleum products	Senior secured loan (8.1%, due 1/17)			40.7	41.9	40.7	41.9
		Common membership units (100,000 units)			60.6	38.1	60.6	38.1

Lonestar Prospects, Ltd.	Sand proppant producer and distributor to the oil and natural gas industry	Senior secured loan (8.5%, due 9/18)(2)	24.9	23.7			24.9	23.7
		Senior secured loan (8.5%, due 9/18)(2)	48.6	46.2			48.6	46.2

Petroflow Energy Corporation	Oil and gas exploration and production company	Senior secured loan (due 7/17)(3)	49.3	18.4			49.3	18.4

Primexx Energy Corporation	Privately-held oil and gas exploration and production company	Junior secured loan (10.0%, due 1/20)	124.5	112.5			124.5	112.5

UL Holding Co., LLC and Universal Lubricants, LLC(5)	Manufacturer and distributor of re-refined oil products	Junior secured loan (3.6%, due 12/16)	8.7	11.6			8.7	11.6
		Junior secured loan (3.6%, due 12/16)	37.0	49.3			37.0	49.3
		Junior secured loan (3.6%, due 12/16)	4.3	5.7			4.3	5.7
		Class A common units (533,351 units)	5.0	—			5.0	—
		Class B-5 common units (272,834 units)	2.5	—			2.5	—
		Class C common units (758,546 units)	—	—			—	—
		Warrant to purchase up to 702,665 shares of Class A units	—	—			—	—
		Warrant to purchase up to 28,009 shares of Class B-1 units	—	—			—	—
		Warrant to purchase up to 56,019 shares of Class B-2 units	—	—			—	—
		Warrant to purchase up to 28,969 shares of Class B-3 units	—	—			—	—
		Warrant to purchase up to 78,540 shares of Class B-5 units	—	—			—	—
		Warrant to purchase up to 58,296 shares of Class B-6 units	—	—			—	—
		Warrant to purchase up to 1,022,856 shares of Class C units	—	—			—	—

Total			304.8	267.4	101.3	80.0	406.1	347.4

Containers and Packaging
Charter NEX US Holdings, Inc.	Producer of high-performance specialty films used in flexible packaging	Junior secured loan (9.3%, due 2/23)	15.8	15.7			15.8	15.7

GS Pretium Holdings, Inc.	Manufacturer and supplier of high performance plastic containers	Common stock (500,000 shares)	0.5	0.4			0.5	0.4

ICSH, Inc. and Industrial Container Services, LLC	Industrial container manufacturer, reconditioner and servicer	Senior secured revolving loan (8.3%, due 12/18)	1.0	1.0			1.0	1.0

		Senior secured loan (6.8%, due 12/18)			49.7	49.7	49.7	49.7
		Junior secured loan (10.0%, due 12/19)	66.0	66.0			66.0	66.0
		Junior secured loan (10.2%, due 12/19)			9.9	9.9	9.9	9.9

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
LBP Intermediate Holdings LLC	Manufacturer of paper and corrugated foodservice packaging		—	—			—	—
		Senior secured loan (6.5%, due 7/20)	24.3	24.6			24.3	24.6

Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Junior secured loan (8.5%, due 12/18)	78.5	78.5			78.5	78.5
		Junior secured loan (8.5%, due 12/18)	54.0	54.0			54.0	54.0
		Junior secured loan (8.5%, due 12/18)	10.0	10.0			10.0	10.0
		Common stock (50,000 shares)	3.9	7.4			3.9	7.4

Ranpak Corp.	Manufacturer of paper-based protective packaging systems and materials	Junior secured loan (8.3%, due 10/22)			25.0	22.0	25.0	22.0

Total			254.0	257.6	84.6	81.6	338.6	339.2

Restaurants and Food Services
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	Restaurant owner and operator	Senior secured loan (9.3%, due 12/18)	28.6	26.3			28.6	26.3
		Senior secured loan (9.3%, due 12/18)	10.9	10.1			10.9	10.1
		Promissory note ($22,797 par due 12/2023)	13.8	8.4			13.8	8.4
		Warrant to purchase up to 23,750 units of Series D common stock	—	—			—	—

Benihana, Inc.	Restaurant owner and operator	Senior secured revolving loan (8.3%, due 7/18)	0.5	0.5			0.5	0.5
		Senior secured loan (7.3%, due 1/19)	4.8	4.6			4.8	4.6

DineInFresh, Inc.	Meal-delivery provider	Senior secured loan (9.8%, due 7/18)	6.9	7.0			6.9	7.0
		Warrant to purchase up to 143,079 shares of Series A preferred stock	—	—			—	—

Garden Fresh Restaurant Corp.	Restaurant owner and operator	Senior secured revolving loan (10.5%, due 7/18)	1.1	1.1			1.1	1.1
		Senior secured loan (10.5%, due 7/18)	40.1	40.1			40.1	40.1

Global Franchise Group, LLC and GFG Intermediate Holding, Inc.	Worldwide franchisor of quick service restaurants	Senior secured loan (10.5%, due 12/19)	62.5	62.5			62.5	62.5
Heritage Food Service Group, Inc. and WCI-HFG Holdings, LLC	Distributor of repair and replacement parts for commercial kitchen equipment	Junior secured loan (9.5%, due 10/22)	31.7	30.7			31.7	30.7
		Preferred units (3,000,000 units)	3.0	2.7			3.0	2.7

Orion Foods, LLC(4)	Convenience food service retailer	Senior secured loan (due 9/15)(3)	1.4	0.5			1.4	0.5
		Junior secured loan (due 9/15)(3)	—	—			—	—
		Preferred units (10,000 units)	—	—			—	—
		Class A common units (25,001 units)	—	—			—	—
		Class B common units (1,122,452 units)	—	—			—	—

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
OTG Management, LLC	Airport restaurant operator	Senior secured revolving loan (8.8%, due 12/17)	2.3	2.3			2.3	2.3
		Senior secured loan (8.8%, due 12/17)	12.5	12.5			12.5	12.5
		Senior secured loan (8.8%, due 12/17)	22.1	22.1			22.1	22.1
		Senior secured loan (8.8%, due 12/17)	24.7	24.7			24.7	24.7
		Common units (3,000,000 units)	3.0	11.5			3.0	11.5
		Warrant to purchase up to 7.73% of common units	0.1	23.0			0.1	23.0

Restaurant Holding Company, LLC	Fast food restaurant operator	Senior secured loan (8.8%, due 2/19)	36.0	35.1			36.0	35.1

Total			306.0	325.7	—	—	306.0	325.7

Automotive Services
AEP Holdings, Inc. and Arrowhead Holdco Company	Distributor of non-discretionary, mission-critical aftermarket replacement parts	Senior secured loan (7.3%, due 8/21)	45.4	44.4			45.4	44.4
		Senior secured loan (8.8%, due 8/21)	0.8	0.8			0.8	0.8
		Senior secured loan (8.3%, due 8/21)	10.0	10.0			10.0	10.0
		Common stock (2,832 shares)	2.8	2.6			2.8	2.6

American Driveline Systems, Inc.(4)	Franchisor of automotive transmission repair centers	Senior subordinated loan (11.0%, due 3/21)(2)			49.0	49.0	49.0	49.0
		Redeemable preferred stock (7,121 shares)			83.5	9.7	83.5	9.7
		Common stock (289,215 shares)			18.2	—	18.2	—

CH Hold Corp.	Collision repair company	Senior secured revolving loan (6.3%, due 11/19)	1.2	1.2			1.2	1.2

ChargePoint, Inc.	Developer and operator of electric vehicle charging stations	Senior secured loan (9.8%, due 7/19)	9.8	10.0			9.8	10.0
		Senior secured loan (9.8%, due 1/19)	9.6	10.0			9.6	10.0
		Warrant to purchase up to 404,563 shares of Series E preferred stock	0.3	0.3			0.3	0.3

Dent Wizard International Corporation and DWH Equity Investors, L.P.	Automotive reconditioning services	Junior secured loan (10.3%, due 10/20)	50.0	50.0			50.0	50.0
		Class A common stock (10,000 shares)	0.3	0.5			0.3	0.5
		Class B common stock (20,000 shares)	0.7	1.0			0.7	1.0

Eckler Industries, Inc.	Restoration parts and accessories provider for classic automobiles	Senior secured revolving loan (8.5%, due 7/17)	2.0	1.9			2.0	1.9
		Senior secured loan (7.3%, due 7/17)	7.0	6.6			7.0	6.6
		Senior secured loan (7.3%, due 7/17)	26.4	24.8			26.4	24.8
		Series A preferred stock (1,800 shares)	1.8	—			1.8	—
		Common stock (20,000 shares)	0.2	—			0.2	—

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
EcoMotors, Inc.	Engine developer	Senior secured loan (11.0%, due 3/18)	10.9	11.5			10.9	11.5
		Warrant to purchase up to 321,888 shares of Series C preferred stock	—	0.3			—	0.3
		Warrant to purchase up to 70,000 shares of Series C preferred stock	—	0.1			—	0.1

Simpson Performance Products, Inc.	Provider of motorsports safety equipment	Senior secured loan (9.8%, due 2/20)	24.5	24.5			24.5	24.5

SK SPV IV, LLC	Collision repair site operators	Series A common stock (12,500 units)	0.6	2.7			0.6	2.7
		Series B common stock (12,500 units)	0.6	2.7			0.6	2.7

TA THI Buyer, Inc. and TA THI Parent, Inc.	Collision repair company	Junior secured loan (9.8%, due 1/21)			41.0	41.9	41.0	41.9
		Series A preferred stock (50,000 shares)	5.0	9.8			5.0	9.8
		Convertible preferred stock (25,000 shares)			2.5	3.3	2.5	3.3

Total			209.9	215.7	194.2	103.9	404.1	319.6

Food and Beverage
American Seafoods Group LLC and American Seafoods Partners LLC	Harvester and processor of seafood	Senior secured revolving loan (7.5%, due 8/21)	1.0	1.0			1.0	1.0
		Senior secured loan (6.0%, due 8/21)	19.4	19.1			19.4	19.1
		Junior secured loan (10.0%, due 2/22)	55.0	53.3			55.0	53.3
		Class A units (77,922 units)	0.1	0.1			0.1	0.1
		Warrant to purchase up to 7,422,078 Class A units	7.4	8.2			7.4	8.2

Eagle Family Foods Group LLC	Manufacturer and producer of milk products	Senior secured loan (10.1%, due 12/21)	4.7	4.8			4.7	4.8
		Senior secured loan (10.1%, due 12/21)	49.6	50.0			49.6	50.0

FPI Holding Corporation(4)	Distributor of stone fruits, grapes, persimmons, pomegranates and Asian pears	Senior secured loan (due 7/16)(3)			0.4	—	0.4	—

GF Parent LLC	Producer of low-acid, aseptic food and beverage products	Class A Preferred Units (2,940 units)	3.0	2.2			3.0	2.2
		Class A Common Units (59,999.74 units)	0.1	—			0.1	—

Kettle Cuisine, LLC	Manufacturer of fresh refrigerated and frozen food products	Junior secured loan (10.8%, due 2/22)	28.5	28.5			28.5	28.5

KeyImpact Holdings, Inc. and JWC/KI Holdings, LLC	Foodservice sales and marketing agency	Senior secured loan (7.1%, due 11/21)	46.1	46.1			46.1	46.1
		Membership units	5.0	5.7			5.0	5.7

NECCO Holdings, Inc.(4)	Confectioner	Senior secured loan (due 11/16)(3)			9.7	7.9	9.7	7.9
		Junior secured loan (due 11/16)(3)			3.1	—	3.1	—
		Common stock (860,189 shares)			0.1	—	0.1	—

Teasdale Foods, Inc.	Provider of store brand and branded bean and hominy products	Junior secured loan (8.8%, due 10/21)			31.5	30.4	31.5	30.4

Total			219.9	219.0	44.8	38.3	264.7	257.3

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Environmental Services
RE Community Holdings II, Inc., Pegasus Community Energy, LLC., and MPH Energy Holdings, LP	Operator of municipal recycling facilities	Preferred stock (1,000 shares)	8.9	—			8.9	—
		Limited partnership interest	—	—			—	—

Soil Safe Acquisition Corp.(4)	Provider of environmental services for lightly contaminated soil	Senior secured loan (8.0%, due 1/18–12/18)			20.3	20.4	20.3	20.4
		Junior secured loan (10.8%, due 7/19)			12.7	12.7	12.7	12.7
		Senior subordinated loan (16.2%, due 12/19)(2)			73.6	73.7	73.6	73.7
		Common stock (810 shares)			9.0	11.6	9.0	11.6

Waste Pro USA, Inc	Waste management services	Junior secured loan (8.5%, due 10/20)	76.5	76.5			76.5	76.5

Total			85.4	76.5	115.6	118.4	201.0	194.9

Wholesale Distribution
Bensussen Deutsch & Associates, LLC	Full-service branded merchandising agency	Junior secured loan (14.0%, due 9/19)(2)			41.3	44.7	41.3	44.7
		Common stock (1,224,089 shares)			2.2	15.7	2.2	15.7

CPI Buyer, LLC	Marketer, distributor and manufacturer of products specializing in fluid handling, test and measurement and electrochemistry	Junior secured loan (8.5%, due 8/22)			24.7	23.7	24.7	23.7

Flow Solutions Holdings, Inc.	Distributor of high value fluid handling, filtration and flow control products	Junior secured loan (10.0%, due 10/18)	6.0	5.7			6.0	5.7
		Junior secured loan (10.0%, due 10/18)	29.5	28.0			29.5	28.0

Kele Holdco, Inc.	Distributor of peripheral control products used in building automation systems of commercial buildings	Senior secured loan (7.0%, due 10/20–10/22)			71.3	71.3	71.3	71.3
		Common stock (30,000 shares)			3.0	3.0	3.0	3.0

Total			35.5	33.7	142.5	158.4	178.0	192.1

Commercial Real Estate Finance
10th Street, LLC and New 10th Street, LLC(4)	Real estate holding company	Senior secured loan (13.0%, due 11/19)(2)	25.4	25.4			25.4	25.4
		Senior subordinated loan (13.0%, due 11/19)(2)	27.3	27.3			27.3	27.3
		Member interest	0.6	44.5			0.6	44.5
		Option (25,000 units)	—	—			—	—

ACAS Real Estate Holdings Corporation(4)	Real estate holding company	Common stock (100% interest)			4.5	9.9	4.5	9.9

Crescent Hotels & Resorts, LLC and affiliates(4)	Hotel operator	Senior subordinated loan (15.0%, due 9/11)	—	3.2			—	3.2
		Common equity interest	—	—			—	—

Crossroads Equity Holdings LLC	Commercial real estate loan	Senior secured loan (5.9%, due 6/18)			3.2	2.9	3.2	2.9

Lenox Park C-F Owner, LLC	Commercial real estate loan	Senior secured loan (5.2%, due 4/18)			17.0	16.6	17.0	16.6

M-IV Lake Center LLC	Commercial real estate loan	Senior secured loan (5.7%, due 12/17)			7.0	6.6	7.0	6.6

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
NECCO Realty Investments, LLC(4)	Confectionery production facility	Senior secured loan (due 12/17)(3)			32.8	24.9	32.8	24.9
		Common membership units (7,450 units)			4.9	—	4.9	—

Parmenter Woodland Park Plaza, LLC	Commercial real estate loan	Senior secured loan (5.3%, due 9/18)			17.5	16.2	17.5	16.2

Total			53.3	100.4	86.9	77.1	140.2	177.5

Aerospace and Defense
Cadence Aerospace, LLC	Aerospace precision components manufacturer	Senior secured loan (6.5%, due 5/18)	4.0	4.1			4.0	4.1
		Junior secured loan (10.5%, due 5/19)	79.7	77.3			79.7	77.3

CAMP International Holding Company	Provider of subscription-based maintenance tracking information services to the corporate aviation market	Junior secured loan (8.3%, due 11/19)			15.0	13.7	15.0	13.7

Jazz Acquisition, Inc.	Manufacturer and distributor of components for the commercial aerospace, business, military and general aviation markets	Junior secured loan (7.8%, due 6/22)			24.9	18.8	24.9	18.8

Photonis Technologies SAS	Services photo sensor technology needs for Industry & Science, Medical Imaging and Night Vision	Senior secured loan (8.5%, due 9/19)			29.4	29.2	29.4	29.2

Wesco Aircraft Hardware Corp.	Provider of innovative supply chain management solutions to the global aerospace industry	Senior secured loan (3.3%, due 2/21)			1.7	1.6	1.7	1.6

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)(2)	0.1	0.1			0.1	0.1
		Common stock (1,885,195 shares)	2.3	2.6			2.3	2.6

Total			86.1	84.1	71.0	63.3	157.1	147.4

Computers and Electronics
Everspin Technologies, Inc.	Designer and manufacturer of computer memory solutions	Senior secured revolving loan (7.3%, due 6/17)	1.5	1.5			1.5	1.5
		Senior secured loan (8.8%, due 6/19)	7.6	7.9			7.6	7.9
		Warrant to purchase up to 480,000 shares of Series B preferred stock	0.3	0.3			0.3	0.3

Liquid Robotics, Inc.	Ocean data services provider utilizing long duration, autonomous surface vehicles	Senior secured loan (9.0%, due 5/19)	4.9	5.0			4.9	5.0
		Warrant to purchase up to 50,263 shares of Series E preferred stock	0.1	0.1			0.1	0.1

Mobipark S.A.S.	On-street parking management solutions and Pay & Display systems	Senior secured loan (0.7%, due 10/17–12/17)			2.2	2.2	2.2	2.2
		Senior secured loan (2.1%, due 12/17)			3.8	3.4	3.8	3.4
		Convertible preferred stock (28,317,268 shares)			9.1	28.2	9.1	28.2
		Redeemable preferred stock (25,751,312 shares)			7.2	31.0	7.2	31.0

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Scanner Holdings Corporation(4)	Developer, manufacturer and distributor of high-speed, high-capacity document image scanners	Senior subordinated loan (14.0%, due 6/22)			16.6	16.6	16.6	16.6
		Convertible preferred stock (66,424,135 shares)			8.9	6.2	8.9	6.2
		Common stock (167,387 shares)			0.1	—	0.1	—

Southwire Company, LLC	Manufactures and supplies wires and cables for various markets in North America	Senior secured loan (3.2%, due 2/21)			8.0	7.6	8.0	7.6

Total			14.4	14.8	55.9	95.2	70.3	110.0

Hotel Services
Aimbridge Hospitality, LLC	Hotel operator	Senior secured loan (8.3%, due 10/18)	2.9	2.9			2.9	2.9
		Senior secured loan (8.3%, due 10/18)	3.3	3.3			3.3	3.3
		Senior secured loan (8.3%, due 10/18)	14.8	15.0			14.8	15.0

Castle Management Borrower LLC	Hotel operator	Senior secured loan (5.5%, due 9/20)	5.9	5.9			5.9	5.9
		Junior secured loan (11.0%, due 3/21)	10.0	10.0			10.0	10.0
		Junior secured loan (11.0%, due 3/21)	55.0	55.0			55.0	55.0

Total			91.9	92.1	—	—	91.9	92.1

Telecommunications
Adaptive Mobile Security Limited	Developer of security software for mobile communications networks	Senior secured loan (10.0%, due 7/18)	2.9	3.1			2.9	3.1
		Senior secured loan (10.0%, due 10/18)	0.8	0.8			0.8	0.8

American Broadband Communications, LLC, American Broadband Holding Company, and Cameron Holdings of NC, Inc.	Broadband communication services	Warrant to purchase up to 208 shares	—	7.2			—	7.2
		Warrant to purchase up to 200 shares	—	6.9			—	6.9

Iotum Global Holdings, Inc.	Conference calling provider	Senior secured loan (10.0%, due 5/17)(2)			1.3	1.3	1.3	1.3

LTG Acquisition, Inc.	Manufacturer of display, lighting and passenger communication systems for global mass transportation markets	Junior secured loan (9.0%, due 10/20)			46.0	42.2	46.0	42.2
		Common stock (5,000 shares)			5.0	3.6	5.0	3.6

Startec Equity, LLC(4)	Communication services	Member interest	—	—			—	—

Wilcon Holdings LLC	Communications infrastructure provider	Class A common stock (2,000,000 shares)	1.8	2.9			1.8	2.9

Total			5.5	20.9	52.3	47.1	57.8	68.0

Chemicals
Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	Warrant to purchase 322,422 shares of Series D preferred stock	—	—			—	—

K2 Pure Solutions Nocal, L.P.	Chemical Producer	Senior secured loan (7.0%, due 2/21)	14.0	14.0			14.0	14.0
		Senior secured loan (7.0%, due 2/21)	26.0	26.0			26.0	26.0
		Senior secured loan (7.0%, due 2/21)	13.0	13.0			13.0	13.0

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Kinestral Technologies, Inc.	Designer of adaptive, dynamic glass for the commercial and residential markets.	Senior secured loan (8.8%, due 10/18)	9.8	10.0			9.8	10.0
		Warrant to purchase up to 325,000 shares of Series A preferred stock	0.1	0.2			0.1	0.2
		Warrant to purchase up to 131,883 shares of Series B preferred stock	—	—			—	—

Liquid Light, Inc.	Developer and licensor of process technology for the conversion of carbon dioxide into major chemicals	Senior secured loan (10.0%, due 11/17)	2.3	2.4			2.3	2.4
		Warrant to purchase up to 86,009 shares of Series B preferred stock	0.1	0.1			0.1	0.1

Total			65.3	65.7	—	—	65.3	65.7

Housing-Building Materials
DiversiTech Corporation	Manufacturer & marketer of parts, supplies, and accessories to HVACR industry	Junior secured loan (9.0%, due 11/22)			9.4	9.4	9.4	9.4

Financière Newglass S.A.S.	Manufacturer and distributor of dual-pane insulated glass for windows	Convertible preferred stock (15,000,000 shares)			18.2	16.4	18.2	16.4

Financière OFIC S.A.S.	Designs, produces, and markets lightweight materials for roofing products	Warrants			—	3.0	—	3.0

Halex Holdings, Inc.(4)	Manufacturer and Distributer of floor covering installation products	Junior secured loan (due 1/18)(3)			15.6	15.6	15.6	15.6
		Common stock (51,853 shares)			9.2	13.1	9.2	13.1

Total			—	—	52.4	57.5	52.4	57.5

Retail
Galls, LLC	Distributes public safety equipment and apparel	Junior secured loan (9.5%, due 6/17–8/21)			31.6	31.6	31.6	31.6

Modacin France S.A.S.	European retailer of women's ready-to-wear clothing	Senior subordinated loan (due 11/19)(3)			11.7	—	11.7	—

Paper Source, Inc. and Pine Holdings, Inc.	Retailer of fine and artisanal paper products	Senior secured loan (7.3%, due 9/18)	9.8	9.8			9.8	9.8
		Class A Common Stock (36,364 shares)	6.0	8.0			6.0	8.0

Things Remembered, Inc. and TRM Holdings Corporati	Personalized gifts retailer	Senior secured loan (due 5/17)(3)	4.1	1.8			4.1	1.8
		Senior secured loan (due 5/18)(3)	12.6	5.5			12.6	5.5

Total			32.5	25.1	43.3	31.6	75.8	56.7

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	Senior secured loan (9.5%, due 10/20)	41.0	41.0			41.0	41.0

CFW Co-Invest, L.P., NCP Curves, L.P. and Curves International Holdings, Inc.	Health club franchisor	Limited partnership interest	4.2	—			4.2	—
		Common stock (1,680 shares)	—	—			—	—
		Limited partnership interest	2.2	6.6			2.2	6.6

Total			47.4	47.6	—	—	47.4	47.6

			Ares Capital		American Capital		Pro Forma Combined
Company	Business Description	Investment	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Printing, Publishing and Media
Batanga, Inc.	Independent digital media company	Senior secured loan (12.0%, due 12/16)	9.9	10.0			9.9	10.0

Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)	—	—			—	—

Rebellion Media Group Corp.(4)	Diversified digital media company	Senior secured loan (due 7/16)(3)			12.3	3.9	12.3	3.9

Roark—Money Mailer, LLC(5)	Shared mail direct marketing company	Common membership units (6% interest)			0.7	1.7	0.7	1.7

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (10,663 shares)	1.1	4.1			1.1	4.1
		Common stock (15,393 shares)	—	—			—	—

Total			11.0	14.1	13.0	5.6	24.0	19.7

Total Investments before Pro Forma Adjustments			9,170.3	9,072.1	4,724.8	4,737.3	13,895.1	13,809.4
Pro Forma Adjustments:
Actual exits and repayments of American Capital investments between April 1, 2016 and July 1, 2016(6)					(873.2)	(1,476.2)	(873.2)	(1,476.2)

Investments expected to be sold pursuant to contractual agreements as of July 1, 2016(7)					(131.0)	(86.5)	(131.0)	(86.5)
Estimated Purchase Price Allocation Adjustment(1)								(184.4)

Total Investments			$9,170.3	$9,072.1	$3,720.6	$3,174.6	$12,890.9	$12,062.3

(1)
Upon consumation of the merger and in accordance with ASC 805-50, Business Combinations-Related Issues, Ares Capital will be required to allocate the purchase price of American Capital's assets based on Ares Capital's estimate of fair value and record such fair value as the cost basis and initial fair value of each such investment in Ares Capital's financial statements. In this regard, Ares Capital's management determined that the aggregate adjustment to American Capital's investments approximates $184 million. As a result, such adjustment has been reflected in a single line item entitled "Estimated Purchase Price Allocation Adjustment." However, a final determination of the fair value of American Capital's investments will be made after the merger is completed and, as a result, the actual amount of this adjustment may vary from the preliminary amount set forth herein. Thus, the information set forth in the columns reflect historical amounts and have not been individually adjusted to reflect the Estimated Purchase Price Allocation Adjustment.

(2)
Has a payment-in-kind (PIK) interest feature.

(3)
Loan is on non-accrual status at March 31, 2016.

(4)
As defined in the Investment Company Act, the combined company "Controls" this portfolio company because it owns 25% or more of its outstanding voting securities and/or the combined company has the power to exercise control over the management or policies of the portfolio company.

(5)
As defined in the Investment Company Act, the combined company is an "Affiliated Person" to this portfolio company because it owns 5% or more of its outstanding voting securities and/or the combined company has the power to exercise control over the management or policies of the portfolio company (including through a management agreement).

(6)
Includes actual exits and repayments of American Capital's investments occurring between April 1, 2016 and July 1, 2016, including the Mortgage Manager Sale.

(7)
Includes investments expected to be sold pursuant to contractual agreements as of July 1, 2016. Ares Capital and American Capital cannot assure you that it will sell all or any portion of these investments.

1.     Basis of Pro Forma Presentation

        The unaudited pro forma condensed consolidated financial information related to the mergers is included as of and for the three months ended March 31, 2016 and for the year ended December 31, 2015. On May 23, 2016, Ares Capital and American Capital entered into a merger agreement. For the purposes of the pro forma condensed consolidated financial statements, the purchase price is approximately $3.3 billion in total cash and stock consideration which is based upon a price of $14.25 per share of Ares Capital common stock as of July 1, 2016 and an implied value per share of American Capital common stock of $13.29. The pro forma adjustments included herein reflect the conversion of American Capital common stock into Ares Capital common stock using an exchange ratio of 0.483 of a share of Ares Capital common stock, for each of the approximately 229.3 million shares of American Capital common stock outstanding. Each share of American Capital common stock issued and outstanding immediately prior to the effective time of the mergers will also be entitled to (1) $6.41 per share in cash from Ares Capital, (2) $1.20 per share in cash (representing an aggregate amount of approximately $275) from Ares Capital Management, acting solely on its own behalf and (3) certain Ares Capital dividend make-up amounts, if applicable. Separately, upon completion of the mergers, each share of American Capital common stock will also be entitled to receive $2.45 per share in cash, which amount represents the per share cash consideration to be paid to American Capital as a result of the completion of the Mortgage Manager Sale, which occurred on July 1, 2016.

        The merger of Acquisition Sub with and into American Capital will be accounted for as an asset acquisition of American Capital by Ares Capital in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations-Related Issues. The fair value of the merger consideration paid by Ares Capital is allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of acquisition and will not give rise to goodwill. If the fair value of the net assets acquired exceeds the fair value of the merger consideration paid by Ares Capital, then Ares Capital would recognize a deemed contribution from Ares Capital Management in an amount up to approximately $275. If the fair value of the net assets acquired exceeds the fair value of the merger consideration paid by Ares Capital and by Ares Capital Management, then Ares Capital would recognize a purchase accounting gain. Alternatively, if the fair value of the net assets acquired is less than the fair value of the merger consideration paid by Ares Capital, then Ares Capital would recognize a purchase accounting loss. As indicated in Note 2 below regarding the preliminary pro forma purchase price allocation calculated as of March 31, 2016, the estimated fair value of the net assets acquired on a pro forma basis exceeds the estimated fair value of the merger consideration paid by Ares Capital resulting in the recognition of a deemed contribution from Ares Capital Management of approximately $39, which would be recorded by Ares Capital in the period the mergers are completed.

        Under the Investment Company Act, the regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies, Ares Capital is precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to Ares Capital. Ares Capital's financial statements include its accounts and the accounts of all its consolidated subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

        In determining the fair value of the assets to be acquired, Ares Capital follows ASC 820-10, Fair Value Measurements, which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires Ares Capital to assume that the portfolio investment is sold in its principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, Ares Capital has considered its principal market as the market in which Ares Capital exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that Ares Capital has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        In addition to using the above inputs in investment valuations, Ares Capital continues to employ the net asset valuation policy approved by its board of directors that is consistent with ASC 820-10. Consistent with Ares Capital's valuation policy, it evaluates the source of inputs, including any markets in which Ares Capital's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. Ares Capital's valuation policy considers the fact that because there is not a readily available market value for most of the investments in Ares Capital's portfolio, the fair value of its investments must typically be determined using unobservable inputs.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of Ares Capital's investments may fluctuate from period to period. Additionally, the fair value of Ares Capital's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that Ares Capital may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If Ares Capital were required to liquidate a portfolio investment in a forced or liquidation sale, Ares Capital may realize significantly less than the value at which Ares Capital has recorded it. As of March 31, 2016, substantially all of the investments held by Ares Capital and American Capital are Level 3 investments.

        The following table presents fair value measurements of investments for the pro forma combined company as of March 31, 2016:

		Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Investments not measured at net asset value(1)	$11,929	$8	$382	$11,539
Investments measured at net asset value(1)	133

Total Investments	$12,062

(1)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheet.

        The following table presents changes in investments that use Level 3 inputs between the actual March 31, 2016 amounts and those presented for the pro forma combined company as of March 31, 2016:

	Actual Ares Capital	Actual American Capital	Pro Forma Adjustments	Pro Forma Combined Ares Capital
Actual balance as of March 31, 2016	$9,057	$4,168	$—	$13,225
Estimated purchase price allocation adjustment	—	—	(181)	(181)
Actual exits and repayments of American Capital investments between April 1, 2016 and July 1, 2016	—	(1,418)	—	(1,418)
Investments expected to be sold pursuant to contractual agreements as of July 1, 2016	—	(87)	—	(87)
Net transfers in and/or out of Level 3	—	—	—	—

Pro Forma Balance as of March 31, 2016	$9,057	$2,663	$(181)	$11,539

        As of March 31, 2016, the net unrealized depreciation on the investments that use Level 3 inputs for the pro forma combined company was $110.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than would be realized based on the valuations currently assigned.

        The unaudited pro forma condensed consolidated financial information includes preliminary estimated purchase price allocation adjustments to record the assets and liabilities of American Capital at their respective estimated fair values and represents Ares Capital's estimates based on available information. The pro forma adjustments included herein may be revised as additional information becomes available and as additional analyses are performed. The final allocation of the purchase price will be determined after the mergers are completed and after completion of a final analysis to determine the estimated fair values of American Capital's assets and liabilities as of the effective time. Accordingly, the final purchase accounting adjustments and integration charges may be materially different from the pro forma adjustments presented in this document. Increases or decreases in the estimated fair values of the net assets and other items of American Capital as compared to the information shown in this document may change the amount of the purchase price recognized as a deemed contribution, income or loss in accordance with ASC 805-50.

        The unaudited pro forma condensed consolidated financial information presented in this document is for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the mergers been completed at the beginning of the applicable period presented, nor the impact of expense efficiencies, asset dispositions, share repurchases and other factors. The unaudited pro forma condensed consolidated financial information is not indicative of the results of operations in future periods or the future financial position of the combined company.

2.     Preliminary Purchase Accounting Allocations

        The unaudited pro forma condensed consolidated financial information includes the unaudited pro forma condensed consolidated balance sheet as of March 31, 2016 assuming the mergers and the Other Pro Forma Transactions had been completed on March 31, 2016. The unaudited pro forma condensed consolidated income statements for the three months ended March 31, 2016 and for the year ended December 31, 2015 were prepared assuming the mergers and the Other Pro Forma Transactions had been completed on December 31, 2014.

        The unaudited pro forma condensed consolidated financial information reflects the issuance of approximately 110.8 million shares of Ares Capital common stock pursuant to the merger agreement.

        The merger of Acquisition Sub with and into American Capital will be accounted for using the asset acquisition method of accounting; accordingly, the merger consideration paid by Ares Capital in connection with the mergers will be allocated to the acquired assets and assumed liabilities of American Capital at their relative fair values estimated by Ares Capital's as of the effective time. The excess fair value of the net assets acquired over the fair value of the merger consideration paid by Ares Capital is recognized as a deemed contribution from Ares Capital Management in an amount up to approximately $275. Accordingly, the pro forma purchase price has been allocated to the assets acquired and the liabilities assumed based on Ares Capital's estimate of relative fair values as summarized in the following table:

Pro Forma American Capital March 31, 2016
Common stock issued	$1,578
Cash consideration paid	1,470
Deemed contribution from Ares Capital Management	39

Total purchase price	$3,087

Assets acquired:
Investments	$2,990
Cash and cash equivalents	157
Other assets	155

Total assets acquired	$3,302
Other liabilities assumed	(215)

Net assets acquired	$3,087

3.     Preliminary Pro Forma Adjustments

        The preliminary pro forma purchase accounting allocation included in the unaudited pro forma condensed consolidated financial information is as follows:

A.
To reflect American Capital's balance sheet as of March 31, 2016, updated for estimated changes subsequent to March 31, 2016:

	Actual American Capital March 31, 2016	Pro Forma Adjustments		Adjusted American Capital March 31, 2016
Investments, at fair value	$4,737	$(1,563	)(1)	$3,174
Cash and cash equivalents	396	498	(1)(2)(3)	894
Other assets	382	(5)		377

Total assets	$5,515	$(1,070)		$4,445

Debt	$887	$(887	)(2)	$—
Other liabilities	148	(3)		145

Total liabilities	1,035	(890)		145

Net assets	4,480	(180	)(3)	4,300

Total liabilities and net assets	$5,515	$(1,070)		$4,445

(1)
Includes actual exits and repayments of investments occurring between April 1, 2016 and July 1, 2016 of $1,476 at fair value (total proceeds of $1,456), including the Mortgage

  Manager Sale. Also includes investments expected to be sold pursuant to contractual agreements as of July 1, 2016 of $87 at fair value (total proceeds of $116). Ares Capital and American Capital cannot assure you that American Capital will sell all or any portion of these investments.

(2)
Reflects the use of available cash to repay all outstanding indebtedness as of March 31, 2016.

(3)
Primarily reflects approximately $180, or 11.4 million shares, of common stock repurchased by American Capital pursuant to its stock repurchase program from April 1, 2016 through May 20, 2016. Also reflects proceeds received from 1.1 million stock options exercised from April 1, 2016 through July 1, 2016, totaling $11.
B.
To reflect the acquisition of American Capital by the issuance of approximately 110.8 million shares of Ares Capital common stock. The table below reflects the allocation of the purchase price on the basis of Ares Capital's estimate of the fair value of assets acquired and liabilities assumed:

  Components of the purchase price:

	Adjusted American Capital March 31, 2016	Pro Forma Adjustments		Pro Forma March 31, 2016
Common stock issued				$1,578
Cash consideration paid				1,470
Deemed contribution from Ares Capital Management				39

Total purchase price				$3,087

Assets acquired:
Investments, at fair value	$3,174	$(184	)(1)	$2,990
Cash and cash equivalents	894	(737	)(2)(3)	157
Deferred tax asset	212	(212	)(1)	—
Other assets	165	(10	)(1)	155

Total assets acquired	$4,445	$(1,143)		$3,302
Other liabilities assumed	(145)	(70	)(1)(2)	(215)

Net assets acquired	$4,300	$(1,213)		$3,087

(1)
Primarily to reflect the allocation of the purchase price to American Capital's assets and liabilities based on Ares Capital's estimates of fair value. There is no single approach for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process. The adjustment to other liabilities includes an adjustment to record a liability for the estimated loss on future lease payments of $51.

(2)
In addition to the net effect of the fair value adjustments to American Capital's assets and liabilities, the net assets of American Capital were decreased for various transaction costs expected to be incurred by American Capital of approximately $195, including $21 of other liabilities expected to be paid within the 24 months following the completion of the mergers.

(3)
Pursuant to the merger agreement, in connection with the Mortgage Manager Sale, American Capital stockholders will receive a distribution equal to approximately $562.
C.
The net assets of the pro forma combined company were decreased for the cash consideration paid by Ares Capital to American Capital stockholders of approximately $6.41 per fully diluted share, or approximately $1,470.

D.
The pro forma adjustment to cash and cash equivalents primarily reflects draws under Ares Capital's revolving credit facilities with the cash proceeds used to fund the various net cash requirements of Ares Capital related to the mergers, including certain costs expected to be incurred by Ares Capital related to the mergers. For the purposes of these unaudited pro forma condensed consolidated financial statements, it is assumed that Ares Capital's Revolving Funding Facility (defined below) is amended and upsized from its current committed amount of $540 to $1,000 as contemplated by the Debt Commitment Letter (as defined in the merger agreement). The net assets of the pro forma combined company were decreased by $33 to reflect various other costs expected to be incurred by Ares Capital in connection with the mergers.

E.
Investment income and any unrealized gains and losses associated with actual exits and repayments of investments occurring between April 1, 2016 and July 1, 2016, including the Mortgage Manager Sale, or expected to be sold pursuant to contractual agreements as of July 1, 2016 were removed from the pro forma condensed consolidated statement of operations for the three months ended March 31, 2016 and for the year ended December 31, 2015.

F.
Reflects the reduction to interest expense associated with the repayment of all outstanding indebtedness of American Capital as of March 31, 2016. Also reflects the interest expense associated with the additional draws under Ares Capital's revolving credit facilities assumed in Note D above.

G.
Base management fees were computed based on 1.5% of average total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) per Ares Capital's investment advisory and management agreement with Ares Capital Management.

H.
Income based and capital gains incentive fees were recomputed based on the formulas described in Ares Capital's investment advisory and management agreement with Ares Capital Management. The additional income based fees prior to the consideration of the fee waiver from Ares Capital Management for the three months ended March 31, 2016 and for the year ended December 31, 2015 were $2 and $14, respectively. After applying the fee waiver for such periods, the reduction in the income based fees for the three months ended March 31, 2016 and for the year ended December 31, 2015 were $8 and $26, respectively.

I.
Adjustments to other expenses were made to reflect compensation costs for American Capital employees that would have been covered by the base management fees paid to Ares Capital Management and therefore would not be directly incurred by Ares Capital. Additionally, all American Capital stock option costs were excluded as such costs would not exist at Ares Capital as there is no stock option plan maintained by Ares Capital. Lastly, any actual costs incurred related to the mergers and the Other Pro Forma Transactions were also excluded.

J.
Adjustments were made to reflect that American Capital would have been a RIC under the Code and operated in a manner so as to qualify for the tax treatment applicable to RICs. For the periods presented, American Capital was subject to taxation as a corporation under Subchapter C of the Code.

K.
Total shares outstanding as of March 31, 2016 have been adjusted to reflect the following:

Ares Capital shares outstanding as of March 31, 2016	313,954,008
Estimated shares issued in connection with the mergers reflected as outstanding for the periods presented	110,767,419

Ares Capital adjusted shares outstanding as of March 31, 2016	424,721,427

  Weighted average shares for the three months ended March 31, 2016 and the year ended December 31, 2015 have been adjusted to reflect the following:

	For the Three Months Ended March 31, 2016	For the Year Ended December 31, 2015
Ares Capital weighted average shares outstanding	314,293,027	314,375,099
Estimated shares issued in connection with the mergers reflected as outstanding for the periods presented	110,767,419	110,767,419

Ares Capital adjusted weighted average shares oustanding	425,060,446	425,142,518

L.
Includes compensation costs for certain American Capital employees that would have been subject to reimbursement by Ares Capital, pursuant to the administrative agreement with Ares Capital's administrator, Ares Operations, for Ares Capital's allocable share of such compensation. For the three months ended March 31, 2016, includes such compensation costs of $17. For the year ended December 31, 2015, includes such compensation costs of $57. These compensation costs as well as other general and administrative expenses do not reflect any potential expense efficiencies of the mergers.

 CAPITALIZATION

        The following table sets forth (1) Ares Capital's and American Capital's actual capitalization at March 31, 2016 and (2) Ares Capital's pro forma capitalization as adjusted to reflect the effects of the mergers and the Other Pro Forma Transactions. You should read this table together with Ares Capital's and American Capital's balance sheets and the pro forma financial information included elsewhere in this document.

	As of March 31, 2016 (unaudited, dollar amounts in millions except per share data)
	Actual Ares Capital	Actual American Capital	Pro Forma Ares Capital Combined
Cash and cash equivalents	$77	$396	$77
Debt
Total Debt (principal outstanding)	$4,063	$895	$5,415
Stockholders' Equity
Ares Capital Common stock, par value $0.001 per share, 500,000,000 common shares authorized, 313,954,008 common shares issued and outstanding, actual; American Capital common stock, $0.01 par value, 1,000,000,000 shares authorized; 227,586,232(1) shares issued and 222,358,195(1)(2) shares outstanding, actual; Pro Forma for the mergers, par value $0.001 per share, 500,000,000 common shares authorized, 425,051,748 common shares issued and outstanding, as adjusted	$—	$2	$—
Capital in excess of par value	5,313	5,561	6,930
Cumulative translation adjustment	—	(93)	—
Distributions in excess of net realized earnings	(33)	(877)	(67)
Net unrealized loss on investments and foreign currency transactions	(100)	(113)	(100)

Total stockholders' equity	$5,180	$4,480	$6,763

Total capitalization	$9,320	$5,771	$12,255

(1)
This amount does not include the effect of options for approximately 1.1 million shares of American Capital common stock that have been exercised since March 31, 2016 or any other vested and in-the-money American Capital options as of July 1, 2016.

(2)
This amount does not include deferred and unvested Incentive Awards under the PIP.

 AMERICAN CAPITAL PROPOSAL #2: ADVISORY (NON-BINDING) VOTE ON COMPENSATION

        American Capital is required to provide stockholders with the opportunity to approve, on an advisory, non-binding basis, the payment of certain compensation that will or may become payable to American Capital's named executive officers in connection with the adoption of the merger agreement and the completion of the mergers and certain other transactions as contemplated therein.

        These payments are summarized in the sections entitled "American Capital Board of Directors and Governance Matters," "American Capital Executive Compensation" and "Management of American Capital."

        American Capital stockholders should note that this proposal is not a condition to the completion of the mergers, and as an advisory vote, the result will not be binding on the American Capital board of directors or American Capital, Ares Capital or the other parties to the merger agreement. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to additional stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the mergers are completed, American Capital's named executive officers will be eligible to receive the compensation that is based on or otherwise relates to the mergers in accordance with the terms and conditions applicable to those payments.

THE AMERICAN CAPITAL BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT AMERICAN CAPITAL STOCKHOLDERS VOTE "FOR" THE APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF THE PAYMENT OF CERTAIN COMPENSATION THAT WILL OR MAY BECOME PAYABLE TO AMERICAN CAPITAL'S NAMED EXECUTIVE OFFICERS IN CONNECTION WITH THE ADOPTION OF THE MERGER AGREEMENT AND THE COMPLETION OF THE MERGERS AND CERTAIN OTHER TRANSACTIONS AS CONTEMPLATED THEREIN.

Vote Required

        American Capital stockholders may vote "FOR" or "AGAINST," or they may "ABSTAIN" from voting on, the proposal. A majority of the votes cast by the holders of American Capital common stock present or represented and entitled to vote at the American Capital annual meeting must vote "FOR" the proposal in order for the proposal to be approved. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

 AMERICAN CAPITAL PROPOSAL #3 AND ARES CAPITAL PROPOSAL #2:
POSSIBLE ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES,
IF NECESSARY OR APPROPRIATE

        The American Capital annual meeting and the Ares Capital special meeting may each be adjourned to another time and place to permit further solicitation of proxies, if necessary or appropriate, to obtain additional proxies if there are not sufficient votes to, in the case of the American Capital annual meeting, adopt the merger agreement, or in the case of the Ares Capital special meeting, approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share). Neither the American Capital board of directors nor the Ares Capital board of directors intends to propose adjournment of the American Capital annual meeting and the Ares Capital special meeting, as applicable, if there are sufficient votes to, in the case of the American Capital annual meeting, adopt the merger agreement, or in the case of the Ares Capital special meeting, approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share).

        American Capital is asking its stockholders to authorize the holder of any proxy solicited by the American Capital board of directors to vote in favor of any adjournment of the American Capital annual meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the meeting to adopt the merger agreement.

        Ares Capital is asking its stockholders to authorize the holder of any proxy solicited by the Ares Capital board of directors to vote in favor of any adjournment of the Ares Capital special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the issuance of the shares of Ares Capital common stock to be issued pursuant to the merger agreement (including, if applicable, at a price below its then current net asset value per share).

THE AMERICAN CAPITAL BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT AMERICAN CAPITAL STOCKHOLDERS VOTE "FOR" THE APPROVAL OF ANY ADJOURNMENTS OF THE AMERICAN CAPITAL ANNUAL MEETING FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE MEETING TO ADOPT THE MERGER AGREEMENT.

THE ARES CAPITAL BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT ARES CAPITAL STOCKHOLDERS VOTE "FOR" THE APPROVAL OF ANY ADJOURNMENTS OF THE ARES CAPITAL SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE MEETING TO APPROVE THE ISSUANCE OF SHARES OF ARES CAPITAL COMMON STOCK TO BE ISSUED PURSUANT TO THE MERGER AGREEMENT (INCLUDING, IF APPLICABLE, AT A PRICE BELOW ITS THEN CURRENT NET ASSET VALUE PER SHARE).

        American Capital stockholders may vote "FOR" or "AGAINST," or they may "ABSTAIN" from voting on, the proposal. A majority of the votes cast the by the holders of American Capital common stock present or represented and entitled to vote at the American Capital annual meeting must vote "FOR" the proposal in order for it to be approved. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

        Ares Capital stockholders may vote "FOR" or "AGAINST," or they may "ABSTAIN" from voting on, the proposal. A majority of the votes cast the by the holders of Ares Capital common stock present or represented and entitled to vote at the Ares Capital special meeting must vote "FOR" the proposal in order for it to be approved. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

 AMERICAN CAPITAL BOARD OF DIRECTORS AND GOVERNANCE MATTERS

        The American Capital board of directors is currently comprised of nine independent directors and one employee director, Malon Wilkus. The following table sets forth the current members of the American Capital board of directors, their standing committee membership, if any, and the Strategic Review Committee:

Name	Director Since	Executive	Audit, Compliance and Valuation(1)	Compensation, Corporate Governance and Nominating(2)	Strategic Review Committee
Mary C. Baskin*	2000	✓	✓
Neil M. Hahl*	1997		Chairman		Chairman
Philip R. Harper*	1997	✓		Chairman
Stan Lundine*	1997			✓
Kristen L. Manos*	2015		✓		✓
Susan K. Nestegard*	2013		✓
Kenneth D. Peterson, Jr.*	2001				✓
Alvin N. Puryear*	1998	✓		✓
Malon Wilkus	1986	Chairman
David G. Richards*	2015	✓	✓		✓

*
Director is "independent," as defined in Rule 5605(a)(2) of the NASDAQ Listing Standards, and is not an "Interested Person" of American Capital, as defined in Section 2(a)(19) of the Investment Company Act.

(1)
Each member of the Audit, Compliance and Valuation Committee is "independent," as defined in Rules 5605(a)(2) and 5605(c)(2) of the NASDAQ Listing Standards. The American Capital board of directors has determined that each of Ms. Baskin and Mr. Hahl is an "audit committee financial expert," as defined in Item 407 of Regulation S-K under the Securities Act.

(2)
Each member of the Compensation, Corporate Governance and Nominating Committee is "independent," as defined in Rules 5605(a)(2) and 5605(d)(2) of the NASDAQ Listing Standards.

        For background on the Strategic Review Committee formed by the American Capital board of directors and the fees paid to Strategic Review Committee members in connection with the strategic review process, see "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Background of the Transactions."

Leadership Structure of the American Capital Board of Directors

        Mr. Wilkus has served as American Capital's Chairman and Chief Executive Officer since he founded American Capital in 1986, except for the period from 1997 to 1998, during which he served as Chief Executive Officer and Vice Chairman of the American Capital board of directors. American Capital believes that combining the positions of Chairman and Chief Executive Officer is the best corporate governance leadership structure for American Capital because it permits clear accountability, effective decision-making and alignment on corporate strategy. American Capital also believes that this structure is particularly appropriate and beneficial to American Capital because it most effectively utilizes Mr. Wilkus's broad experience and knowledge regarding American Capital, including by allowing him to set the agendas and priorities of the American Capital board of directors and lead discussions on American Capital's business and strategy.

        Although American Capital believes that it is more effective to combine the positions of Chairman and Chief Executive Officer, American Capital recognizes the importance of strong independent leadership on the American Capital board of directors. American Capital believes that the independent oversight of the American Capital board of directors continues to be substantial. The American Capital board of directors has determined that all of the current directors, except Mr. Wilkus, are "independent" as defined in the NASDAQ Listing Standards. Similarly, only Mr. Wilkus is an "Interested Person" of American Capital under the Investment Company Act.

        It is the policy of the American Capital board of directors as a matter of good corporate governance to have a majority of American Capital's directors who are not "Interested Persons" meet regularly without persons who are members of management or employee directors present to facilitate effective independent oversight of management by the American Capital board of directors. These directors also designate a director who is "independent," as defined in the NASDAQ Listing Standards, to serve as the "lead independent director" and preside at these meetings. Presently, American Capital's disinterested directors meet quarterly and may hold additional meetings at the request of the lead independent director or another disinterested director. The designation of a lead independent director is for a one-year term and a lead independent director may be re-appointed at the end of a term. If the lead independent director is unavailable for a meeting, his or her immediate predecessor will serve as lead independent director for such meeting. At a meeting on July 23, 2015, Mr. Harper was designated as the lead independent director for the current term.

        Each of the Audit, Compliance and Valuation Committee and Compensation, Corporate Governance and Nominating Committee of the American Capital board of directors is composed entirely of independent directors. These independent committees of American Capital board of directors also have the authority under their respective charters to hire independent advisors and consultants, at American Capital's expense, to assist them in performing their duties. Four independent directors also serve on American Capital's Executive Committee.

Corporate Governance

        The American Capital board of directors has developed corporate governance practices to help it fulfill its responsibility to stockholders to oversee the work of management in the conduct of American Capital's business. The governance practices are memorialized in corporate governance guidelines to assure that the American Capital board of directors will have the necessary authority and practices in place to review and evaluate American Capital's business operations as needed and to make decisions that are independent of management. These guidelines, in conjunction with the American Capital certificate of incorporation, American Capital bylaws and committee charters of the Audit, Compliance and Valuation Committee and the Compensation, Corporate Governance and Nominating Committee, form the framework for American Capital's governance. All of these documents are available in the Investor Relations section of American Capital's website at www.AmericanCapital.com.

CORPORATE GOVERNANCE HIGHLIGHTS

•

Annual election of directors

•

Directors elected by majority, not plurality, voting

•

Resignation policy for directors who do not receive majority vote

•

Nine of ten directors are independent

•

Lead director is independent

•

Regular meetings of independent directors without members of management or employee directors

•

Stock ownership guidelines for directors and executive officers

•

Clawback policy for compensation

•

Strong pay-for-performance philosophy

•

No stockholder rights plan or "poison pill"

•

Comprehensive Code of Ethics and Conduct and Corporate Governance Guidelines

•

At least 95% attendance for the American Capital board of directors and 100% attendance for committee meetings in 2015

Principal Standing Committees of the American Capital Board of Directors

        The principal standing committees of the American Capital board of directors and their primary functions are described below.

        For background on the Strategic Review Committee formed by the American Capital board of directors and the fees paid to Strategic Review Committee members in connection with the strategic review process, see "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Background of the Transactions."

  Audit, Compliance and Valuation Committee

        This committee makes recommendations to the American Capital board of directors with respect to the engagement of independent auditors and questions American Capital's management and independent auditors on the application of accounting and reporting standards in American Capital's financial statements. This committee also reviews the adequacy of American Capital's internal controls over financial reporting, including information technology security and controls relating to the preparation of American Capital's financial statements. This committee's meetings include, whenever appropriate, executive sessions with each of American Capital's independent auditors, internal auditors and senior valuation officers, without the presence of management. The Audit, Compliance and Valuation Committee reviews and provides a recommendation to the American Capital board of directors with regard to its approval of the valuations of portfolio companies presented by management. In such review, the committee discusses the proposed valuations with American Capital's independent auditors and any other relevant consultants. It also has the responsibility for reviewing matters regarding accounting, ethics, legal and regulatory compliance and for engaging, evaluating and terminating any internal audit service providers and approving fees to be paid to such internal audit service providers. The Audit, Compliance and Valuation Committee annually reviews the experience and qualifications of the senior members of the independent external auditors and the internal auditors and the quality control procedures of the independent external auditors and the internal auditors. In addition, the Audit, Compliance and Valuation Committee discusses with the independent auditors, internal auditors and any internal audit service providers (as may be engaged from time to time) the overall scope, plans and budget for their respective audits, including the adequacy of staffing and other factors that may affect the effectiveness and timeliness of such audits.

  Compensation, Corporate Governance and Nominating Committee

        This committee has the responsibility for setting the terms of employment of American Capital's Chief Executive Officer and reviewing and approving the salaries, incentive payments and other compensation and benefits of American Capital's other executive officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of American Capital's other employees, evaluating the compensation and fees payable to the members of the American Capital board of directors and administering American Capital's employee incentive compensation plans. Although the committee consults with senior management to establish American Capital's general compensation philosophy, it has the sole authority to set the compensation of American Capital's executive officers. It also has responsibility for recommending and considering corporate governance practices and policies, monitoring American Capital's litigation docket and reviewing and assisting with the development of American Capital's executive succession plans. In addition, this committee serves as the standing nominating committee of the American Capital board of directors.

  Executive Committee

        This committee has the authority to exercise all powers of the American Capital board of directors except for actions that must be taken by the full American Capital board of directors under Delaware law or the Investment Company Act.

American Capital Board of Directors and Committee Meetings

        Under the American Capital bylaws and Delaware law, the American Capital board of directors is permitted to take actions at regular or special meetings and by written consent. The American Capital board of directors held 19 meetings during 2015.

        Each of the Audit, Compliance and Valuation Committee and the Compensation, Corporate Governance and Nominating Committee schedules regular meetings to coincide with the quarterly in-person meetings of the American Capital board of directors and also meets at the request of senior management or at such other times as it determines. American Capital's Secretary, in consultation with the chairman of the committee, sets agendas for the meetings. Each committee reports regularly to the American Capital board of directors on its activities at the next regularly scheduled meeting of the board following the committee meetings and when appropriate. The Compensation, Corporate Governance and Nominating Committee held eight meetings during 2015, and the Audit, Compliance and Valuation Committee held eight meetings during 2015.

        Each of the directors attended at least 95% of the meetings of the American Capital board of directors and 100% of the meetings of the committees on which he or she served. Although American Capital does not have a policy on director attendance at American Capital's annual meeting of Stockholders, directors are encouraged to attend the annual meetings. At the 2015 annual meeting, all then-current directors attended in person.

Risk Oversight

        One of the roles of the American Capital board of directors is being responsible for the general oversight of American Capital, including the performance of senior management and American Capital's risk management processes, to assure that the long-term interests of American Capital's stockholders are being served. In performing its risk oversight function, the American Capital board of directors, directly or through its standing committees, regularly reviews American Capital's material strategic, operational, investment, financial, compensation and compliance risks with senior management. In particular, the American Capital board of directors receives updates at each regular meeting on American Capital's strategic plan, which addresses, among other things, the risks and opportunities facing American Capital, as well as American Capital's investment and asset management platforms. In addition, the American Capital board of directors routinely receives information regarding the technology and cyber-risks relevant to American Capital's business to ensure that adequate steps are being taken to prevent, and prepare for, cyber-incidents.

        The American Capital board of directors also recognizes the importance of effective executive leadership to American Capital's success and is actively engaged in overseeing the operational risks related to succession planning. The American Capital board of directors routinely discusses staffing for critical roles, and potential replacements for key personnel are given exposure to the American Capital board of directors during meetings and other events. In addition, the American Capital board of directors is regularly updated on strategies for recruiting, developing and retaining outstanding personnel firm-wide.

        The American Capital board of directors has delegated certain risk management oversight responsibility to its committees as follows:

  •
  Regulatory Compliance Risk:  The American Capital board of directors, both directly and through the Audit, Compliance and Valuation Committee, receives regular reports from American Capital's Chief Compliance Officer, legal, accounting and internal audit personnel on regulatory matters, including American Capital's compliance with BDC qualification and leverage requirements under the Investment Company Act, employee compliance with American Capital's Code of Ethics and personal trading restrictions and American Capital's wholly owned fund management entities' compliance with the Investment Company Act.

  •
  Financial and Accounting Risk:  The Audit, Compliance and Valuation Committee oversees American Capital's management of its financial, accounting, internal controls, valuation process and liquidity risks through regular meetings with American Capital's Chief Financial Officer, senior members of American Capital's accounting, tax, auditing and legal departments and representatives of American Capital's independent public accountant.

  •
  Litigation Risk:  The Compensation, Corporate Governance and Nominating Committee monitors developments in American Capital's litigation docket through regular reports from, and discussions with, American Capital's General Counsel.

  •
  Compensation and Benefit Plan Risk:  The Compensation, Corporate Governance and Nominating Committee considers the extent to which American Capital's executive and director compensation and benefit plan programs may create risk for American Capital.

  •
  Governance Risk:  The Compensation, Corporate Governance and Nominating Committee also oversees risks related to the organization, membership and structure of the American Capital board of directors and corporate governance.

Director Compensation

        The elements of compensation for American Capital's non-employee directors include retainers, stock options and, if applicable, compensation for serving on the boards of directors of American Capital's portfolio companies. Non-employee directors are paid a retainer for service on the American Capital board of directors at the rate of $200,000 per year, payable quarterly in advance, and each member of the Audit, Compliance and Valuation Committee and the Compensation, Corporate Governance and Nominating Committee receives an additional retainer at the rate of $40,000 per year and each member of the Executive Committee receives an additional retainer at the rate of $15,000 per year. The lead director and members chairing the Audit, Compliance and Valuation Committee and the Compensation, Corporate Governance and Nominating Committee receive an additional retainer at the rate of $40,000, $20,000 and $20,000 per year, respectively. In addition, each member on the Strategic Review Committee receives an additional retainer at the rate of $80,000 per year, payable quarterly in advance, and the chair of the Strategic Review Committee receives an additional retainer of $20,000 per year, also paid quarterly in advance. Amounts due under these retainers did not begin to become payable until 2016 and are therefore not included in the below table setting forth the compensation received by each non-employee director during 2015.

        Non-employee directors received a fee from American Capital for each American Capital portfolio company or fund board of directors on which they served, in lieu of any payment by the portfolio company or fund. For such companies that are not public, that fee is set at the rate of $40,000 per year. For such companies that are public, that fee is based on the fee payable by the company to its other directors. If any member of the American Capital board of directors serves as the non-executive chair or similar position of any such portfolio or affiliated company, they shall receive an additional retainer equal to one-half of the retainer otherwise payable under this paragraph. Directors are also reimbursed for travel, lodging and other out-of-pocket expenses incurred in connection with the American Capital board of directors and committee meetings. Directors who are American Capital's employees do not receive additional compensation for service as a member of the American Capital board of directors.

        The following table sets forth the compensation received by each non-employee director during 2015:

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mary C. Baskin	283,750	—	—	—	—	—	283,750
Neil M. Hahl	380,000	—	—	—	—	—	380,000
Philip R. Harper	355,000	—	—	—	—	—	355,000
Stan Lundine	250,000	—	—	—	—	—	250,000
Kristen L. Manos(3)	333,333	—	—	—	—	—	333,333
Susan Nestegard	280,000	—	—	—	—	—	280,000
Kenneth D. Peterson, Jr.	240,000	—	—	—	—	—	240,000
Alvin N. Puryear	435,000	—	—	—	—	—	435,000
David G. Richards(3)	142,500	—	—	—	—	—	142,500

(1)
The column "Fees Earned or Paid in Cash" includes the following payments by American Capital to American Capital's non-employee directors in 2015 for serving on certain boards of directors of American Capital's portfolio companies in the following amounts: Ms. Baskin: $40,000 for eLynx Holdings, Inc.; Mr. Hahl: $40,000 for each of WIS Holdings Company Inc, HALT Medical and The Meadows of Wickenburg, L.P.; Mr. Harper: $40,000 for SMG Holdings Inc.; Mr. Lundine: $10,000 for Fosbel Global Services (LUXCO) S.C.A.; Ms. Manos: $20,000 for Soil Safe Acquisition Corp.; Ms. Nestegard: $40,000 for

  CML Pharmaceuticals, Inc; Mr. Peterson: $40,000 for Service Experts; Dr. Puryear: $40,000 for Financial Asset Management Systems, Inc., $80,000 for AGNC and $60,000 for MTGE.

(2)
As of December 31, 2015, Mses. Baskin and Nestegard, Messrs. Hahl, Harper, Lundine and Peterson and Dr. Puryear had the following aggregate option awards outstanding: 206,250; 156,250; 340,000; 433,750; 246,250; 246,250; and 340,000, respectively.

(3)
Ms. Manos and Mr. Richards each received a one-time cash award of $100,000 in connection with their appointment to the American Capital board of directors.

        As noted above, American Capital also provides stock-based incentive compensation to American Capital's non-employee directors under option plans to help further align their interests with those of American Capital's stockholders. Under the Investment Company Act, such option plans must be approved by the SEC in order to become effective (the "existing director option plans").

        American Capital's most recent plan was the 2010 Disinterested Director Stock Option Plan, which provided for the issuance of options to purchase up to 1,250,000 shares of American Capital common stock and which became effective on August 30, 2011, when the SEC issued an order authorizing the plan. Each of the non-employee directors at such time received an automatic grant of options to purchase 156,250 shares of American Capital common stock. Ms. Nestegard received a grant of options to purchase 156,250 shares in connection with her appointment to the American Capital board of directors on June 13, 2013. All such options have now vested and expire on September 15, 2020, except for Ms. Nestegard's options, which expire on June 13, 2023. Vesting of these options will be automatically accelerated upon the occurrence of death or disability of the director. There are no options remaining under any of American Capital's existing director option plans to be granted to the non-employee directors, unless any outstanding options are cancelled following the termination of a director's service and reissued.

Stock Ownership Guidelines

        The American Capital board of directors believes that directors more effectively represent the best interests of American Capital if they are stockholders themselves. Thus, non-employee directors are encouraged to own shares of American Capital common stock equal in value to three times the annual cash American Capital board of directors retainer (which is currently set at $200,000). The minimum number of shares to be held by the non-employee directors will be calculated on the first trading day of each calendar year based on their fair market value. In the event a new director joins the American Capital board of directors or the stock price decreases, in each case causing a director to be out of compliance after having been in compliance, any such director will have seven years to return to compliance (but in any case, a person joining the American Capital board of directors shall own no fewer than 5,000 shares within one year of joining the board). In the event that the cash retainer increases, causing a director to be out of compliance after having been in compliance, any such director will have five years to meet or return to compliance with these guidelines. The Compensation, Corporate Governance and Nominating Committee may waive or modify these requirements in appropriate situations. In addition, the American Capital board of directors has adopted a policy prohibiting American Capital's executive officers and directors from pledging or margining any shares of American Capital common stock (regardless of whether such stock is owned directly or indirectly as such terms are used in the SEC rules promulgated under the Exchange Act). The Compensation, Corporate Governance and Nominating Committee may waive or modify these requirements in certain situations.

Director Nomination Process

        Nominations for election to the American Capital board of directors may be made by the Compensation, Corporate Governance and Nominating Committee of the American Capital board of directors, or by any stockholder entitled to vote for the election of directors. Candidates proposed by stockholders will be evaluated by the Compensation, Corporate Governance and Nominating Committee under the same criteria that are applied to other candidates. The Compensation, Corporate Governance and Nominating Committee has the authority under its charter to retain search consultants to assist in the process of identifying and evaluating director candidates and to approve the compensation of such consultants. In fiscal year 2015, the Compensation, Corporate Governance and Nominating Committee retained Korn/Ferry International, an independent executive search firm, to assist the Compensation, Corporate Governance and Nominating Committee in identifying prospective director candidates. For information about how the Elliott Settlement Agreement may have an impact on the director nomination process, see "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Elliott Settlement Agreement."

American Capital Board of Directors Membership Criteria

        Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to the American Capital board of directors, the Compensation, Corporate Governance and Nominating Committee endeavors to identify, recruit and nominate candidates based on the following eligibility and experience criteria: a candidate's ability to best represent the interests of American Capital's stockholders, integrity and business ethics, strength of character, judgment, experience and independence, as well as factors relating to the composition of the American Capital board of directors, including its size and structure, the relative strengths and experience of current directors and principles of diversity, including diversity of experience, personal and professional backgrounds, race, gender and age. Although the committee does not have formal objective criteria for determining the amount of diversity needed on the American Capital board of directors, it is one of the factors the committee considers in its evaluation. In nominating candidates to fill vacancies created by the expiration of the term of a member of the American Capital board of directors, the committee determines whether the incumbent director is willing to stand for re-election. If so, the committee evaluates his or her performance in office to determine suitability for continued service, taking into consideration the value of continuity and familiarity with American Capital's business.

Director Resignation Policy

        The American Capital bylaws require a candidate in an uncontested election for director to receive a majority of the votes cast in order to be elected as a director. Under this provision, each vote is specifically counted "for" or "against" the director's election, unless a stockholder abstains from voting with respect to the matter. Thus, a director nominee is required to receive more votes "for" than "against" to be elected. Pursuant to Delaware law, a director shall remain in office until his or her successor is elected, even if the director has not received a vote sufficient for re-election. Thus, a company could have a "holdover" director. However, pursuant to the director resignation policy approved by the American Capital board of directors, an incumbent director must tender his or her resignation to the American Capital board of directors if the director is nominated but not re-elected. The policy also requires the Compensation, Corporate Governance and Nominating Committee to make a recommendation to the full American Capital board of directors on whether to accept or reject the resignation, and the full American Capital board of directors to make that determination. The American Capital board of directors will publicly disclose its decision within 90 days after receipt of the tendered resignation.

        Any director who tenders his or her resignation pursuant to this policy may not participate in the Compensation, Corporate Governance and Nominating Committee recommendation or American Capital board of directors action regarding whether to accept the resignation offer. If each member of the Compensation, Corporate Governance and Nominating Committee does not receive a vote sufficient for re-election, then the independent directors who did not fail to receive a sufficient vote shall appoint a committee amongst themselves to consider the resignation offers and recommend to the American Capital board of directors whether to accept them. If the only directors who did not fail to receive a sufficient vote for re-election constitute three or fewer directors, all directors may participate in the action regarding whether to accept the resignation offers.

Related Person Transaction Policies and Transactions

  Related Person Transaction Policies

        American Capital has procedures in place for the review, approval and monitoring of transactions involving it and certain persons related to it. As a BDC, the Investment Company Act restricts American Capital from participating in transactions with any persons affiliated with it, including American Capital's officers, directors and employees and any person controlling or under common control with American Capital, subject to certain exceptions.

        The American Capital Code of Ethics, which is reviewed and approved by the American Capital board of directors and provided to all employees, directors and independent contractors, requires that all employees, directors and independent contractors avoid any situations or relationships that involve actual or potential conflicts of interest, or perceived conflicts of interest, between an individual's personal interests and the interests of American Capital or American Capital's portfolio companies. Pursuant to the American Capital Code of Ethics, each employee, director and independent contractor must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to their supervisor or the Chief Compliance Officer. If a conflict is determined to exist, the employee, director or independent contractor must disengage from the conflict situation or terminate his or her employment with American Capital. American Capital's Chief Executive Officer, Chief Financial Officer, principal accounting officer, Controller and certain other persons who may be designated by the American Capital board of directors or American Capital's Audit, Compliance and Valuation Committee (collectively, the "American Capital Financial Executives") must consult with American Capital's Chief Compliance Officer with respect to any proposed actions or arrangements that are not clearly consistent with the American Capital Code of Ethics. In the event that an American Capital Financial Executive wishes to engage in a proposed action or arrangement that is not consistent with the American Capital Code of Ethics, the American Capital Financial Executive must obtain a waiver of the relevant American Capital Code of Ethics provisions in advance from American Capital's Audit, Compliance and Valuation Committee. American Capital intends to post amendments to or waivers from the American Capital Code of Ethics (to the extent applicable to American Capital Financial Executives) in the Investor Relations section of American Capital's website at www.AmericanCapital.com.

  Related Person Transactions

        Ordinary Course Transactions.    In the ordinary course of business, American Capital enters into transactions with portfolio companies that may be considered related party transactions. American Capital has implemented certain procedures, both written and unwritten, to ensure that it does not engage in any prohibited transactions with any persons affiliated with it. If such affiliations are found to exist, American Capital seeks review and approval from the American Capital board of directors or one of its committees or exemptive relief for such transactions, as appropriate.

        Loan Transactions.    Since the July 30, 2002 enactment of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act"), neither American Capital nor any of its subsidiaries has made any loans to any of American Capital's executive officers or directors.

Compensation, Corporate Governance and Nominating Committee Interlocks and Insider Participation

        No member of the Compensation, Corporate Governance and Nominating Committee during fiscal year 2015 served as an officer, former officer or employee of American Capital or had a relationship disclosable under "—Related Person Transaction Policies and Transactions" above. Further, during 2015, none of American Capital's executive officers served as:

  •
  a member of the compensation committee (or equivalent) of any other entity, one of whose executive officers served as one of American Capital's directors or was an immediate family member of a director, or served on American Capital's Compensation, Corporate Governance and Nominating Committee; or

  •
  a director of any other entity, one of whose executive officers or his or her immediate family member served on American Capital's Compensation, Corporate Governance and Nominating Committee.

 AMERICAN CAPITAL PROPOSAL #4: ELECTION OF DIRECTORS

        American Capital believes that all of its directors possess the personal and professional qualifications necessary to serve as a member of the American Capital board of directors. American Capital's directors have been evaluated by the Compensation, Corporate Governance and Nominating Committee pursuant to the guidelines described under "American Capital board of directors and Governance Matters—American Capital Board of Directors Membership Criteria," and the determination was made that each of them fulfills and exceeds the qualities that American Capital looks for in members of the American Capital board of directors. Other than Mr. Wilkus, each of the directors is independent as defined in the NASDAQ Listing Standards and is not an "Interested Person" as defined in Section 2(a)(19) of the Investment Company Act.

        The information set forth below is as of [    •    ], 2016, with respect to each of American Capital's directors. The business address of each director is American Capital, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814. American Capital has highlighted specific attributes for each member of the American Capital board of directors below.

Director Nominee Biographies and Qualifications

MARY C. BASKIN, 65
Director Since: 2000	Professional Experience:
Board Committees: • Audit, Compliance and Valuation • Executive	Ms. Baskin has been Managing Director of the Ansley Consulting Group, a retained executive search firm, since 1999. From 1997 to 1999, Ms. Baskin served as Partner of Quayle Partners, a start-up consulting firm that she helped found. From 1996 to 1997, Ms. Baskin served as Vice President and Senior Relationship Manager for Harris Trust and Savings Bank. From 1990 to 1996, Ms. Baskin served as Director, Real Estate Division and Account Officer, Special Accounts Management Unit, for the Bank of Montreal. The American Capital board of directors has determined that Ms. Baskin is an "audit committee financial expert" (as defined in Item 407 of Regulation S-K under the Securities Act).
Director Qualifications:
Ms. Baskin's experience in finance, accounting, risk management and executive compensation matters strengthen the American Capital board of directors' collective qualifications, skills, experience and viewpoints.

NEIL M. HAHL, 68
Director Since: 1997	Professional Experience:
Board Committees: • Audit, Compliance and Valuation (Chairman) • Strategic Review (Chairman)	Mr. Hahl is a general business consultant. He was President of The Weitling Group, a business consulting firm, from 1996 to 2001. From 1995 to 1996, Mr. Hahl served as Senior Vice President of the American Financial Group. From 1982 to 1995, Mr. Hahl served as Senior Vice President and Chief Financial Officer and a Director of The Penn Central Corporation. The American Capital board of directors has also determined that Mr. Hahl is an "audit committee financial expert" (as defined in Item 407 of Regulation S-K under the Securities Act).
Director Qualifications:
Mr. Hahl's public company experience with corporation acquisitions and divestitures, as well as his accounting, finance and risk management expertise, including his extensive experience as a senior executive responsible for the preparation of financial statements, strengthen the American Capital board of directors' collective qualifications, skills, experience and viewpoints.

PHILIP R. HARPER, 73
Director Since: 1997	Professional Experience:
Board Committees: • Compensation, Corporate Governance and Nominating (Chairman) • Executive	Mr. Harper is the retired Chairman of U.S. Investigations Services, LLC ("USIS"), a company that provided business intelligence and risk management solutions, security and related services and expert staffing solutions for businesses and federal agencies. He served as Chairman from 1996 to 2007. From 1996 to 2005, he was also the Chief Executive Officer and President of USIS. From 1991 to 1994, Mr. Harper served as President of Wells Fargo Securities Alarm Services. From 1988 to 1991, Mr. Harper served as President of Burns International Security Services-Western Business Unit. Mr. Harper served in the U.S. Army from 1961 to 1982, where he commanded airborne infantry and intelligence units.
Director Qualifications:
Mr. Harper's extensive senior executive officer and board service and his experience with executive compensation and corporate governance matters strengthen the American Capital board of directors' collective qualifications, skills, experience and viewpoints.

STAN LUNDINE, 77
Director Since: 1997	Professional Experience:
Board Committees: • Compensation, Corporate Governance and Nominating	Mr. Lundine is a former U.S. Congressman and retired attorney and hospital executive. From 1995 to 2008, he served as Of Counsel to the law firm of Sotir and Goldman and as Executive Director of the Chautauqua County Health Network, a consortium of four hospitals. He was also President of the Chautauqua Integrated Delivery System, Inc., a for-profit Physician/Hospital organization. From 1987 to 1994, Mr. Lundine served as Lieutenant Governor of New York and chaired several boards and councils in addition to assisting the Governor on a variety of tasks. From 1976 until 1987, Mr. Lundine was a Member of Congress serving on the Banking Committee and the Committee on Science and Technology. From 1970 until his election to Congress, Mr. Lundine was Mayor of Jamestown, NY and an executive or board member of various governmental entities and institutions. Mr. Lundine currently serves on the board of directors of American Capital Senior Floating, Ltd. (NASDAQ: ACSF) and has served on the boards of numerous private companies and non-profit organizations.
Director Qualifications:
Mr. Lundine's extensive legal, board and government service and his experience with corporate governance and executive compensation matters strengthen the American Capital board of directors' collective qualifications, skills, experience and viewpoints.

KRISTEN L. MANOS, 57
Director Since: 2015	Professional Experience:
Board Committees: • Audit, Compliance and Valuation • Strategic Review	Ms. Manos is a partner with Sanderson Berry, a business strategy and advisory services firm. In 2014, Ms. Manos retired as President, Americas of Wilsonart LLC, the leading producer of high pressure decorative laminates in North America, a position she held since February 2012. She was responsible for the direction and operation of the business, and led the company through its sale to a private equity firm. From 2004 to 2009, Ms. Manos served as Executive Vice President of Herman Miller, Inc., a global manufacturer and distributor of furnishings for a wide variety of professional and residential spaces. Ms. Manos was President of Herman Miller North American Office Environments, where she directly participated in corporate risk evaluation, risk management and scenario planning for clients and their facilities. In 2009, Ms. Manos was elected to the board of directors of KeyCorp (NYSE: KEY), where she serves on the audit committee. She has previously served on the boards of Select Comfort Corporation (NASDAQ: SCSS), Holland Hospital and International Relief and Development, where she also served as interim Chief Executive Officer in 2014.
Director Qualifications:
Ms. Manos's extensive leadership and operational and manufacturing experience in global organizations along with her public and private company board service strengthen the American Capital board of directors' collective qualifications, skills, experience and viewpoints.

SUSAN K. NESTEGARD, 55
Director Since: 2013	Professional Experience:
Board Committees: • Audit, Compliance and Valuation	Ms. Nestegard is the former Executive Vice President and President, Global Healthcare Sector, of Ecolab Inc., a provider of water, hygiene and energy technologies and services. She led the company's healthcare sector from 2008 to 2012 and was Senior Vice President, Research, Development and Engineering, and Chief Technical Officer for Ecolab from 2003 to 2008. In 2014, Ms. Nestegard served as interim Chief Executive Officer of Cambridge Major Laboratories, Inc., an American Capital portfolio company. She also has over 20 years' experience with 3M Company in research and development, technology leadership and business management. Since 2009, she has been a Director of Hormel Foods Corporation (NYSE: HRL).
Director Qualifications:
Ms. Nestegard's extensive senior executive and public company board service and corporate operational experience strengthen the American Capital board of directors' collective qualifications, skills, experience and viewpoints.

KENNETH D. PETERSON, JR., 63
Director Since: 2001	Professional Experience:
Board Committees: • Strategic Review	Mr. Peterson has been Chief Executive Officer of Columbia Ventures Corporation, a private equity firm holding interests in domestic and international telecommunications, specialty chemicals, real estate and other industries, since 1988. He is also a member of the board of directors of Metro One Telecommunications, Inc.
Director Qualifications:
Mr. Peterson's extensive board, senior executive and private equity experience strengthen the American Capital board of directors' collective qualifications, skills, experience and viewpoints.

ALVIN N. PURYEAR, 79
Director Since: 1998	Professional Experience:
Board Committees: • Compensation, Corporate Governance and Nominating • Executive	Dr. Puryear is Professor Emeritus of Management and Entrepreneurship at Baruch College of the City University of New York, where he was the initial recipient of the Lawrence N. Field Professorship in Entrepreneurship. Additionally, Dr. Puryear is a management consultant, who advises existing and new businesses with high-growth potential. Prior to his appointment at Baruch College, Dr. Puryear was on the faculty of the graduate school of business administration at Rutgers University. During leaves-of-absence from Baruch, he served as a Vice President at the Ford Foundation and First Deputy Comptroller for the City of New York. Before joining the academic community, he held executive positions in finance and information technology with the Mobil Corporation and Allied Chemical Corporation, respectively. He was also a member of the boards of directors of American Capital Agency Corp. (NASDAQ: AGNC) and American Capital Mortgage Investment Corp. (NASDAQ: MTGE) from January 2008 and July 2011, respectively, until May 2016.
Director Qualifications:
Dr. Puryear's extensive academic and board service and his experience in finance, corporate governance and executive compensation matters strengthen the American Capital board of directors' collective qualifications, skills, experience and viewpoints.

MALON WILKUS*, 64
Director Since: 1986	Professional Experience:
Board Committees: • Executive (Chairman)	Mr. Wilkus founded American Capital in 1986 and has served as American Capital's Chief Executive Officer and Chairman of the American Capital board of directors since that time, except for the period from 1997 to 1998, during which he served as Chief Executive Officer and Vice Chairman of the American Capital board of directors. He also served as American Capital's President from 2001 to 2008 and from 1986 to 1999. In addition, Mr. Wilkus is the President of American Capital Asset Management, LLC, American Capital's fund management portfolio company, and has been the Chief Executive Officer and Chair of the board of directors of American Capital Senior Floating, Ltd. (NASDAQ: ACSF) since February 2013. He was also Chief Executive Officer and Chair of the boards of directors of American Capital Agency Corp. (NASDAQ: AGNC) from January 2008 to March 2016 and American Capital Mortgage Investment Corp. (NASDAQ: MTGE) from March 2011 to March 2016.
Director Qualifications:
Mr. Wilkus's extensive board and senior executive experience investing in and managing private and public investment vehicles and his financial expertise and deep knowledge of American Capital's business as American Capital's founder and Chief Executive Officer strengthen the American Capital board of directors' collective qualifications, skills, experience and viewpoints.

DAVID G. RICHARDS, 44
Director Since: 2015	Professional Experience:
Board Committees: • Executive • Audit, Compliance and Valuation • Strategic Review	David G. Richards is a former Portfolio Manager with Pine River Capital Management, a global alternative asset management firm, where he focused on investments in the financial sector. Prior to joining Pine River in 2011, Mr. Richards was an analyst with Goldentree Asset Management. Earlier in his career, Mr. Richards held analyst positions with Citadel Investment Group, Raymond James & Associates and SunTrust Bank.
Director Qualifications:
Mr. Richards's experience in asset management and finance matters strengthen the American Capital board of directors' collective qualifications, skills, experience and viewpoints.

*
Director who is an "Interested Person" as defined in Section 2(a)(19) of the Investment Company Act. Mr. Wilkus is an Interested Person because he is American Capital's employee and officer.

THE AMERICAN CAPITAL BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT AMERICAN CAPITAL STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES NAMED ABOVE.

Vote Required

        American Capital stockholders may vote "FOR" or "AGAINST," or they may "ABSTAIN" from voting on, the election of each director nominated in American Capital Proposal #4. A majority of the votes cast by the holders of American Capital common stock present or represented and entitled to vote at the American Capital annual meeting must vote "FOR" the election of a director nominee in order for such director nominee to be elected. In the context of the election of 10 directors at the American Capital annual meeting, it will mean that each of the 10 director nominees will be required to receive more votes "FOR" than "AGAINST" to be elected. Abstentions and broker non-votes will have no effect on the outcome of the proposal. As described in more detail under "American Capital Board of Directors and Governance Matters—Director Resignation Policy," a director nominee who does not receive a majority of the votes cast will be required to tender his or her resignation.

 AMERICAN CAPITAL PROPOSAL #5: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

        Ernst & Young LLP has served as American Capital's independent registered public accounting firm since 1993 and, at a meeting on February 11, 2016, the Audit, Compliance and Valuation Committee approved the appointment of Ernst & Young LLP to audit American Capital's consolidated financial statements for the year ending December 31, 2016. This appointment is subject to ratification or rejection by the stockholders. Ernst & Young LLP has no financial interest in American Capital. A representative of Ernst & Young LLP is expected to be present at the American Capital annual meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

Independent Public Accountant's Fees

        The following table presents a summary of the fees billed by Ernst & Young LLP for professional audit services and other services provided for the two years ended December 31, 2015 and 2014.

	(in thousands)
	2015	2014
Audit Fees	$5,153	$3,402
All Other Fees	6	180

Total Fees	$5,159	$3,582

  Audit Fees

        "Audit Fees" relate to fees billed by Ernst & Young LLP for the annual audit, including the audit of American Capital's annual financial statements, audit of internal control over financial reporting, review of American Capital's quarterly financial statements and security custody examinations.

  All Other Fees

        "All Other Fees" relate to fees billed for products and services other than the services reported above, principally including the subscription fee for the use of an accounting research tool and required agreed-upon procedures related to funds managed by one of American Capital's portfolio companies.

Pre-Approval Policy

        All services rendered by Ernst & Young LLP were permissible under applicable laws and regulations and were pre-approved by the Audit, Compliance and Valuation Committee for 2015 and 2014 in accordance with its pre-approval policy. The Audit, Compliance and Valuation Committee has established a policy regarding the pre-approval of all audit and permissible non-audit services provided by American Capital's independent auditors. The policy requires the Audit, Compliance and Valuation Committee to approve each audit or non-audit engagement or accounting project involving the independent auditors, and the related fees, prior to commencement of the engagement or project to make certain that the provision of such services does not impair the firm's independence. The Audit, Compliance and Valuation Committee may delegate its pre-approval authority to one or more of its members, and the member or members to whom such authority is delegated report any pre-approval decisions to the Audit, Compliance and Valuation Committee at its next meeting. In addition, pursuant to the policy, pre-approval is not required for additional non-audit services if such services result in a de minimis amount of less than 5% of the total annual fees paid by American Capital to the independent auditor during the fiscal year in which the non-audit services are provided, were not recognized by American Capital at the time of engagement to be non-audit services and are reported to the Audit, Compliance and Valuation Committee promptly thereafter and approved prior to the completion of the audit.

THE AMERICAN CAPITAL BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT AMERICAN CAPITAL STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP TO SERVE AS AMERICAN CAPITAL'S INDEPENDENT PUBLIC ACCOUNTANT FOR THE YEAR ENDING DECEMBER 31, 2016.

Vote Required

        American Capital stockholders may vote "FOR" or "AGAINST," or they may "ABSTAIN" from voting on, the proposal to ratify the appointment of American Capital's independent auditor. A majority of the votes cast by the holders of American Capital common stock present or represented and entitled to vote at the American Capital annual meeting must vote "FOR" the proposal to ratify the appointment of American Capital's independent auditor in order for the proposal to be approved. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

 AMERICAN CAPITAL EXECUTIVE COMPENSATION

Director Compensation and Stock Ownership Guidelines

        See "American Capital Board of Directors and Governance Matters—Director Compensation" and "American Capital Board of Directors and Governance Matters—Stock Ownership Guidelines."

Compensation Discussion and Analysis

Executive Summary

  Introduction

        This section of the report is a discussion of aspects of American Capital's compensation program and practices for the following executive officers:

Malon Wilkus	Chairman of the Board and Chief Executive Officer ("CEO")
Ira Wagner(1)	Former President, European Private Finance
John R. Erickson	President, Structured Finance and Chief Financial Officer ("CFO")
Gordon O'Brien	President, Specialty Finance, European Private Finance and Operations
Samuel A. Flax	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary ("GC")
Brian S. Graff	President, Private Finance

(1)
Mr. Wagner separated from employment with American Capital on March 31, 2015.

        This report refers to those individuals as American Capital's "named executive officers," or "NEOs." This section includes a description of the philosophy and objectives of American Capital's executive compensation policies and its most important executive compensation decisions during 2015 and provides American Capital's analysis of these policies and decisions. It also includes a discussion of American Capital's executive officer compensation programs for 2016. This section also provides a context for the data American Capital presents in the compensation tables and related footnotes below, as well as the narratives that accompany the compensation tables.

  Stockholder Engagement

        At its 2014 Annual Meeting of Stockholders, American Capital held a stockholder advisory vote to approve the compensation paid to its named executive officers, commonly referred to as a "say-on-pay" vote. American Capital stockholders approved the resolution on executive compensation with 67% voting in favor, which, although far more than a majority, was materially less than the 89% vote American Capital's executive compensation program received in the preceding say-on-pay vote in 2011. American Capital is committed to ensuring that its compensation policies remain aligned with stockholders' interests and views the decrease in favorable votes as one reason to reevaluate its compensation programs, practices and communication. As a result, American Capital's Compensation Committee engaged Johnson Associates during 2014, a leading compensation consultant, to provide advice and insight with regard to reviewing and structuring American Capital's programs, practices and communication. In addition, American Capital's executive officers and other officers have discussed American Capital's executive compensation programs, practices and communications with many stockholders during the year and has reviewed this feedback with its Compensation Committee. American Capital's Compensation Committee considered this information as it reviewed its executive compensation programs, practices and communication. This feedback informed a new framework adopted by American Capital's Compensation Committee for determining short-term incentive compensation for American Capital's NEOs for 2015, as further described below, which was intended to have a more explicit connection between pay and performance. Also, American Capital adopted a more rigorous clawback mechanism in the event of financial restatements or certain other events and identified a specific comparator group. American Capital's Compensation Committee intends to continue to review and listen to stockholder feedback as it considers further changes to American Capital's executive compensation programs, practices and communication.

  2015 Performance and Compensation Highlights

        2015 was a year of mixed performance for American Capital, which reflected trends experienced by other BDCs and the stock market in general. American Capital's performance in 2015 also reflected significant efforts related to its strategic plan announced in late 2014 to spin out two new BDCs to its stockholders (which was revised during 2015 to spinning out a single new BDC) and to continue primarily in the asset management business. American Capital made considerable progress on the strategic plan during 2015, including filing applicable registration and proxy statements with the SEC and releasing three-year financial projections. However, circumstances that arose late in the year led American Capital to announce that it would undertake a full strategic review of alternatives and that the spin-off plan would be reconsidered as part of that review. In early 2016, American Capital announced that it would be soliciting offers to purchase American Capital or its business lines, in whole or in part. On May 23, 2016, American Capital announced the entry into a definitive merger agreement pursuant to which American Capital will sell its entire business, as more fully described in "Description of the Merger Agreement".

        As discussed further below, the Compensation Committee considered these results and activities in ultimately determining the 2015 short-term cash incentive compensation for American Capital's NEOs. The Compensation Committee noted that certain metrics, including revenue, pre-tax net operating earnings and share repurchases, showed marked improvement over 2014, while other metrics, including net earnings return on equity and earnings per share, showed declines. The Compensation Committee also considered the significant efforts related to strategic activities in 2015 and the importance of retaining and incentivizing certain executives with regard to the strategic review and solicitation offers for American Capital, in whole or in part. Thus, the Compensation Committee decided that all NEOs employed at the end of 2015, except Mr. Wilkus, should receive their full target cash incentive compensation for 2015, and that Mr. Wilkus would receive 50% of his target. This represented a decline from 2014 for Mr. Wilkus and the NEOs as a group, but an increase from 2014 for the NEOs other than Mr. Wilkus. (As discussed below, Mr. Wagner separated from employment with American Capital on March 31, 2015, and much of his compensation recorded in 2015 constituted severance payments and is excluded from this analysis.) Moreover, the Compensation Committee made no awards of long-term equity incentive compensation in 2015 to the NEOs other than to Mr. Wilkus, and the only long-term equity incentive compensation awarded to Mr. Wilkus was to replace certain prior equity incentive grants that were determined to be void because they exceeded certain plan limits, as described more fully below. Thus, excluding this replacement equity incentive grant and compensation paid to Mr. Wagner in 2015, the total compensation for the NEOs decreased from 2014 to 2015 and remained significantly below levels paid in years 2010 to 2014. The following charts show this decline in the compensation of Mr. Wilkus and of the average of the other NEOs over the prior three years.

Total Realized Compensation*

*
Total Realized Compensation is defined as Salary, Stock Awards, Option Awards, Non-Equity Incentive Plan Compensation and All Other Compensation (401(k)), less the items noted above.

        The Compensation Committee believes this slight increase in total compensation of the NEOs other than Mr. Wilkus is appropriate. A decline in compensation could place American Capital at risk of losing NEOs that it desires to retain for the strategic review process and otherwise, and that these NEOs should be incentivized to remain with American Capital through cash incentives as well as through the material amounts of previously granted equity incentive compensation. The Compensation Committee is mindful of the importance of long-term equity based compensation to align the interests of executives with those of stockholders and acknowledges that having all cash compensation, as occurred in 2015 for all of American Capital's NEOs other than Mr. Wilkus, is atypical. However, as discussed further below, American Capital is prohibited by the Investment Company Act from issuing restricted stock or restricted stock units, and has essentially no stock options available for grant.

  What American Capital Does; What American Capital Doesn't Do

        Below are certain highlights of American Capital's compensation programs and practices, which American Capital believes illustrate their alignment with the interests of its stockholders.

What American Capital Does	What American Capital Doesn't Do
✓ Pay for performance—American Capital ties pay to the performance of American Capital and the individual, so that NEO compensation is mostly variable and not guaranteed.	× No tax gross-ups—American Capital does not "gross-up" payments or benefits awarded to its NEOs to compensate for the effects of taxes.
✓ Regular performance evaluations—American Capital reviews the individual performance of its NEOs throughout the year as it considers compensation decisions.	× No option grants below fair market value—American Capital does not grant options that have exercise prices below American Capital common stock's fair market value on the date of grant.
✓ Long vesting periods—American Capital's equity awards generally vest over a five-year period, which provides significant benefits to American Capital in the retention and motivation of executives.	× No special perquisites—American Capital provides no perquisites or benefits to its NEOs other than those available to all employees.

✓

Stock ownership guidelines—American Capital has robust stock ownership guidelines for its NEOs to ensure that a significant portion of their assets are directly aligned with the interest of American Capital's stockholders.

×

No supplemental retirement benefits—American Capital has no special retirement programs or benefits for its NEOs. The only retirement plan American Capital maintains is a typical 401(k) plan and its NEOs participate on the same basis as other employees.

✓

Comparator information—American Capital utilizes data regarding the compensation programs and practices of numerous comparable public and non-public companies, which it obtains from multiple sources, as a reference for determining executive pay.

×

No short-selling or hedging of its shares—American Capital's Code of Ethics strictly prohibits NEOs from short-selling or hedging transactions in American Capital shares. In addition, NEOs are generally prohibited from margining American Capital shares or otherwise using them as collateral for loans.

✓

Advisory vote on executive compensation—American Capital has held periodic votes regarding "say-on-pay" for feedback and external perspectives and considers the results of those votes in making compensation decisions.

✓

Clawbacks—American Capital has implemented a policy requiring its executive officers to repay incentive payments under certain circumstances in the event of subsequent accounting restatements and other circumstances.

Compensation Philosophy and Objectives

        American Capital believes that its continued success as a publicly traded global asset manager and private equity firm through various economic environments has been attributable to its ability to attract, motivate and retain outstanding executive officers through compensation programs and practices, including both short- and long-term incentive compensation, that are competitive in a global market. American Capital also believes that as a public company, elements of its programs should be designed to align executive officer interests with those of its stockholders and to reward performance above various goals, which is why it implemented its stock-based long-term incentive compensation programs. American Capital establishes compensation levels for its named executive officers based on current competitive market conditions and individual and company-wide performance, each reflecting the economic climate and the relative values of different programs.

Determining Compensation

  Role of the Compensation Committee

        American Capital's Compensation Committee performs an extensive review of each element of compensation of its named executive officers throughout the year and makes a determination regarding any adjustments to current compensation programs, practices and levels after considering a number of factors. American Capital's Compensation Committee generally takes into account the scope of an officer's responsibilities and experience and balances these factors with competitive compensation levels, company-wide performance and current market conditions. During the annual review process, American Capital's Compensation Committee reviews American Capital's full-year financial performance, along with a variety of measures, with executive officers and other employees and, as described in the following sections, receives input from its compensation consultant. However, only the Compensation Committee makes all compensation decisions regarding American Capital's executive officers. Under its charter, American Capital's Compensation Committee also has the authority to select, retain and terminate compensation consultants. In 2015, American Capital's Compensation Committee did not retain any compensation consultants.

  Role of Management

        Management provides material support to American Capital's Compensation Committee, but all compensation decisions related to executive officers remain at the discretion of the Compensation Committee. American Capital's Chief Human Resources Officer and her staff provide the Compensation Committee with information and market data on the compensation programs and levels at similar firms and American Capital's General Counsel and his staff provide support to the Compensation Committee on legal aspects of compensation decisions, including disclosure requirements. Also, American Capital's Compensation Committee considers recommendations made by the CEO on compensation for each of the other NEOs, based on industry data, individual performance and company-wide performance over the past year. American Capital's CEO is not present in the portions of meetings of the Compensation Committee at which his performance is evaluated and his compensation is discussed and determined.

  Review of Compensation Programs and Practices of Comparable Companies

        American Capital believes that it competes primarily with companies managing private equity funds, mezzanine debt funds, hedge funds and other types of specialized investment funds to attract and retain its executive talent. Many of American Capital's competitors are private companies and are not required to disclose their executive compensation programs and practices. In addition, several of American Capital's primary competitors that are publicly traded have unusual compensation structures as a result of being led by individuals who own extraordinarily large equity positions associated with being founders of their companies. These founders with large equity positions often receive little cash compensation and instead receive significant equity distributions, which makes comparisons to certain of American Capital's compensation practices of limited value. Nevertheless, American Capital's Compensation Committee, with the assistance of its compensation consultant and management, collects information that is available regarding the compensation practices of these comparable private companies. As part of its engagement in 2014, Johnson Associates reviewed and assessed the potential for a comparator group of public companies for American Capital. Johnson Associates evaluated a wide range of public company comparators based on external stakeholder and internal feedback, along with its own market comparisons. The consultants interacted with management where necessary and appropriate to carry out its assignment. Potential public company comparators were excluded where the comparator's primary business was (a) narrower in business scope, (b) meaningfully smaller in size/scale, and/or (c) operating in different businesses from American Capital.

        The resulting public company comparator group has the following companies:

  •
  Apollo Investment Corporation

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  Ares Capital

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  The Carlyle Group LP

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  Fifth Street Finance Corp.

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  Fortress Investment Group LLC

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  Och-Ziff Capital Management Group LLC

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  NorthStar Realty Finance Corp.

        American Capital emphasizes that the firms listed above are not exact peers. American Capital's Compensation Committee utilizes information regarding the compensation programs and practices of this comparator group together with other comparative and market data in a holistic manner to assist it in gaining a general awareness of industry programs, policies and trends. Although American Capital seeks to offer to its named executive officers a competitive level of total compensation so as to attract, motivate and retain them, the Compensation Committee does not target a particular percentile of the public company comparator group for total pay packages or individual components. American Capital's Compensation Committee considers market data as only one of many factors and such market data is not a replacement for the Compensation Committee's independent judgment in making compensation decisions.

Components of NEO Compensation and their Purposes

        It has been American Capital's practice to pay its named executive officers a combination of base salary, short-term cash incentive and long-term equity-based incentive compensation, in addition to providing benefits of the same type as are provided to other employees. These programs are used to attract, motivate and retain outstanding executive officers. In accordance with applicable laws and regulations and American Capital's Compensation Committee's charter, the Compensation Committee is required to approve any changes in the compensation of American Capital's named executive officers. American Capital has not adopted any formal policies or guidelines for allocating compensation between long-term equity and short-term incentives or between cash and non-cash compensation. American Capital strives to achieve an appropriate mix between equity incentive awards and cash compensation in order to meet its objectives. However, as discussed further below, no awards of equity-based incentive compensation were made in 2015 to American Capital's NEOs other than Mr. Wilkus, and to Mr. Wilkus, American Capital only made awards to replace earlier awards that were void due to their exceeding certain plan limits. Excluding the replacement equity awards to Mr. Wilkus and severance for Mr. Wagner, discussed below, base salary was 30.3% of total compensation, short-term cash incentive compensation under the PIP was 69.5% of total compensation and 401(k) contributions constituted the remaining 0.2% of total compensation in 2015. Because American Capital has made significant awards of long-term equity-based incentive compensation in prior years, a significant portion of which is still subject to vesting, American Capital believes that its NEOs remain closely aligned with its stockholders based upon American Capital's historic mix of long-term and short-term incentive compensation and between cash and non-cash compensation. Each element of compensation is discussed briefly below.

2015 NEO Compensation Mix

  Base Salary

        Base salary is one component of each named executive officer's cash compensation. American Capital establishes base salaries after considering a variety of factors, including current economic conditions and the competitive market for executive officers, the scope of each executive officer's responsibilities, individual performance and American Capital's performance and, if requested by American Capital's Compensation Committee, recommendations from the Compensation Committee's compensation consultant. Base salaries for American Capital's named executive officers are reviewed annually by the Compensation Committee and by its compensation consultant and at the time of a promotion or other change in responsibility and may be adjusted after considering the above factors.

        Each named executive officer's employment agreement sets a minimum base salary. Except for Mr. Graff, who received a promotion and an increase in his base salary effective January 1, 2015, the base salaries of American Capital's NEOs have not been increased since 2008. The current base salaries for the NEOs are $1,495,000 for Mr. Wilkus, $1,085,000 for Mr. Erickson, and $1,020,000 for each of Messrs. Flax, Graff and O'Brien. The same base salaries apply in 2016. The current base salaries are the minimum base salaries required in each NEO's employment agreement, except the minimum base salary provided for in Mr. Wilkus' employment agreement is $530,000.

  Short-Term Cash Incentive Payment

        Short-term cash incentive payments are another component of each NEO's cash compensation. The considerations in setting each NEO's target short-term incentive compensation amount are generally the same as American Capital uses to establish each NEO's base salary, although their weighting may be different in each case. The determination of actual awards is described further below. Prior to 2015, these cash incentive payments took the form of "Annual Awards" under American Capital's PIP. However, in early 2015, American Capital's board of directors adopted the American Capital, Ltd. Employee Cash Incentive Plan ("Cash Incentive Plan"), which was subsequently approved by American Capital's stockholders at its 2015 Annual Meeting. Commencing in 2015, awards were paid under the Cash Incentive Plan.

        Each NEO's employment agreement entitles him to participate in a short-term cash incentive program and sets a minimum target incentive amount for which he is eligible to be considered. The minimum contracted amounts are Mr. Wilkus at 230% of his base salary, Mr. Erickson at $3,000,000, and $2,500,000 for each of Messrs. Flax, Graff and O'Brien. In 2015 and 2016, the targeted amount set by American Capital's Compensation Committee for each of the named executive officers is this minimum targeted amount except that the Compensation Committee set Mr. Wilkus' target amount at $6,000,000.

        It has been the general practice of American Capital's Compensation Committee to make short-term cash incentive payments following the end of each of the first three calendar quarters after the Compensation Committee has reviewed company-wide performance and the NEO's performance for each quarter and then, if earned, to make a larger payment after the year has concluded and the Compensation Committee has reviewed company-wide performance and the NEO's performance for the entire year. The quarterly payout, if any, is intended to motivate American Capital's NEOs throughout the year and to match rewards with actual performance, with a larger amount typically paid at the end of the year, each based on satisfaction of pre-established performance criteria. After the conclusion of each year, the Compensation Committee meets to review individual performance, American Capital's overall performance for the year and current economic and market factors. All payments are at the discretion of American Capital's Compensation Committee and the Compensation Committee uses a variety of objective and subjective factors in determining awards.

        One set of objective factors has been a set of "Performance Goals" generally established on a quarterly and annual basis. The Performance Goals have generally served as only a threshold for determination of any short-term cash incentive, and the Compensation Committee still retained negative discretion to determine not to pay all or a portion of the target amount for the quarterly or annual period. In 2015, the Performance Goals also provided a non-exclusive framework to satisfy Section 162(m) of the Code, which is discussed below under "—Tax and Regulatory Issues." Under this aspect of the PIP, the Compensation Committee designates Performance Goals, which they select from the following metrics, among others:

        Performance Goals may also include any other objective goals established by American Capital's Compensation Committee, and may be absolute in their terms or measured against or in relationship to other comparable companies. Performance Goals may be particular to an employee or the department, branch, affiliate or other division in which they work, or may be based on the performance of American Capital, one or more affiliates, or American Capital and one or more affiliates, and may cover such period as specified by the Compensation Committee.

        The decisions made with regard to short-term cash incentive awards made for 2015 and the criteria American Capital has used for awards to be made in 2016 are discussed further below. On a weighted average basis, the short-term cash incentive award for American Capital's NEOs has been the indicated

percentage of their applicable target amount for the indicated years: 50% (2009); 50% (2010); 65% (2011); 70.7% (2012); 90% (2013); 87.5% (2014); and 81.8% (2015).

  Equity Plans

        Each NEO participates in long-term equity incentive compensation plans as do virtually all of American Capital's officers. American Capital's Compensation Committee and American Capital's board of directors believe that stock-based incentives are necessary to attract, motivate and retain outstanding executives and to align their interests with those of American Capital's stockholders. Stock-based compensation advances the interests of American Capital, but, as a BDC, American Capital is restricted under the Investment Company Act in the forms of incentive compensation it can provide to its employees. For instance, American Capital generally cannot compensate employees with restricted stock or stock appreciation rights and its ability to issue stock options is restricted in ways not applicable to most other public companies. Moreover, American Capital competes with numerous private equity, mezzanine and hedge funds for its NEOs and investment professionals. These funds typically pay to their partners and employees 20% of the gains (including capital gains) of each fund under management. This payment is commonly referred to as a carried interest, but the Investment Company Act generally prohibits American Capital from compensating its officers and employees in this manner. American Capital has established two types of long-term equity based incentive plans based on these considerations.

        Options.    Stock options are a key element of American Capital's named executive officers' compensation and American Capital currently maintains several stock option plans ("Option Plans"), which provide for the grant of nonqualified stock options. However, American Capital has not adopted any new employee stock option plan since 2009, and, since mid-2012, nearly all of American Capital's shares of American Capital common stock available for grant under options have been allocated. American Capital's Compensation Committee administers the Option Plans for employee participants. Under the Investment Company Act, a majority of American Capital's disinterested directors must approve option awards and their terms. The considerations in awarding options to NEOs are generally the same as American Capital uses to establish each NEO's base salary, although their weighting may be different in each case.

        Options may be exercised during a period of no more than ten years following grant and the terms of each option grant set forth the vesting period. Vesting may be accelerated under certain circumstances, and it is automatically accelerated upon specified change of control transactions. The exercise price and other corresponding terms of outstanding options may be adjusted to reflect the effect of stock splits, stock dividends and recapitalizations, but not cash dividends. Section 61(a) of the Investment Company Act imposes certain requirements on the Option Plans including that the options must expire no later than ten years from grant, the options must not be separately transferable other than by gift, will or intestacy, the exercise price at the date of issuance must not be less than the current market price for the underlying stock, the plan must be approved by a majority of American Capital's disinterested directors and by American Capital's stockholders and American Capital must not have a profit-sharing plan as described in the Investment Company Act.

        Moreover, under the Investment Company Act, American Capital can only issue new options if the number of shares of American Capital common stock covered by outstanding options is no more than 20% of its outstanding shares. In addition to there being few shares available under the terms of the Option Plans as noted above, the number of shares covered by outstanding options is close to the 20% limit. It should be noted that, as American Capital repurchased shares of common stock in recent years, the Investment Company Act limit on the number of shares covered by American Capital's outstanding options also declined.

        Given these limitations, American Capital did not award any options to its named executive officers in 2015, and it is unlikely that any options will be awarded to them in 2016. Nevertheless, American Capital believes that the interests of its named executive officers will remain aligned with stockholders given the number of previously granted stock options that remain outstanding.

        Performance Incentive Plan Incentive Awards.    As discussed above, American Capital believes that its employee compensation plans must provide an economic interest in American Capital that is similar to that generally provided to partners and employees of management companies of private equity, mezzanine and hedge funds. American Capital believes that its Option Plans only partially fulfill this objective. First, they do not allow option holders to share in any cash dividends paid on American Capital common stock. While American Capital has not paid cash dividends on its common stock in recent years, historically, dividends represented a significant portion of the value received by stockholders. In addition, American Capital has materially increased its management of assets in externally managed funds. This involves the raising of capital by entities other than American Capital and does not involve the sale of shares of American Capital common stock. As noted above, American Capital is limited in its ability to issue additional options by the number of outstanding shares of common stock. Therefore, by using options alone, American Capital may not be able to compensate employees at competitive levels commensurate with the amount of assets under management.

        Thus, in order to further align employees and stockholders, to address the fact that option holders do not receive the benefit of cash dividends on American Capital common stock and to reflect the additional assets under management through externally managed funds, American Capital established the PIP in 2006. It is an unfunded bonus program intended to be exempt from ERISA.

        Incentive Awards, in which all of American Capital's employees have been eligible to participate, are made under the PIP. Prior to 2015, short-term cash incentives were also made under the PIP. American Capital established a trust fund to provide a vehicle for funding the payment of the Incentive Awards under the PIP (the "Trust"). The trustee of the Trust is First State Trust Company. In the past American Capital made contributions of cash to the Trust based on the Incentive Awards approved by its Compensation Committee. Pursuant to the trust agreement, American Capital instructed the trustee, subject to its fiduciary duty, to invest this cash and any other cash generated by trust assets in money market securities for short-term investment purposes and in shares of American Capital common stock for long-term investment purposes, which are purchased on the open market. Shares of American Capital common stock held in the Trust are enrolled in the dividend reinvestment plan and any dividends paid on these shares have been reinvested in American Capital common stock.

        Each participant has a bookkeeping account, which is allocated a hypothetical, or notional, number of shares of American Capital common stock, generally based on the amount of each participant's cash awards divided by the average open-market purchase price for the American Capital common stock purchased by the Trust in connection with the respective awards. Once these notional shares are allocated to a participant's account, the Incentive Awards are tied directly to the interests of stockholders as the value is directly related to the market price of American Capital common stock. Moreover, if cash dividends are paid, the notional value of the dividends attributable to the participant's account is credited to the account, in the form of additional notional shares. Thus, the participant could receive a benefit from any cash dividends, something not possible under the Option Plans, further aligning the interests of plan participants with those of stockholders since participants share similarly in any appreciation or decline in American Capital's stock price.

        The considerations in awarding Incentive Awards to NEOs are generally the same as American Capital uses to establish each NEO's base salary, although their weighting may be different in each case. Each participant vests in Incentive Awards in accordance with a vesting schedule specified by the Compensation Committee. Vesting is generally based on continued employment, with a vesting schedule generally of two to six years. Vesting is accelerated upon a participant's employment termination as a result of death or disability, or upon a change of control.

        Participants are generally eligible to receive distributions of the vested portions of Incentive Awards immediately upon vesting. All distributions are made by the Trust in American Capital common stock. Participants have generally been able to elect to defer the payment of the vested portions of Incentive Awards to a later distribution date (or dates) allowed by the Compensation Committee and as permitted under Section 409A of the Code (but generally no later than ten years after the date of grant). Notwithstanding any deferral election, the vested portion of a participant's PIP account will generally be paid on the participant's termination or upon a change of control. A participant is required to satisfy withholding taxes upon vesting and distribution dates. Incentive Awards under the PIP are included in the "Stock Awards" column of the Summary Compensation Table below, although the NEOs do not receive stock directly from American Capital, as discussed above.

        In recent years, American Capital has made few Incentive Awards, although as a result of deferrals in past years, the current NEOs generally have significant balances in their PIP accounts. In 2011 and 2012, no Incentive Awards were made, and in 2013, only nominal awards were made. Other than as discussed below with regard to Mr. Wilkus, American Capital made no Incentive Awards to NEOs in 2014 or 2015 and does not anticipate making any in 2016.

        In 2015, American Capital's board of directors approved a new equity incentive plan, which was to be submitted to American Capital's stockholders for approval in connection with the spin-off transaction. However, there are now no plans to seek stockholder approval for or otherwise implement such a plan in 2016 in light of the announced Transactions.

2015 Compensation Decisions

  General Decisions

        As described above, the compensation for most of the NEOs in 2015 included base salary and cash short-term incentives. Except in the case of Mr. Wilkus, described below, American Capital did not award equity incentive compensation, primarily because of the unavailability of stock options under the Option Plans.

        As noted above, American Capital's Compensation Committee took stockholder feedback into account as it considered its process for analyzing and determining executive compensation for 2015. With the help of its compensation consultant, the Compensation Committee determined there should be significant revisions to the Compensation Committee's short-term cash incentive program under the Cash Incentive Plan so as to focus more on specific measures of company-wide performance as well as personal performance.

        There were two principal steps in determining awards under the Cash Incentive Plan for 2015. First, a cash incentive pool was established and, second, the pool was allocated among the NEOs. In early 2016, the Compensation Committee set the final size of the cash incentive pool by determining the aggregate maximum target bonus that each executive officer was eligible to earn in 2015 under his employment agreement or as otherwise set by the Compensation Committee (each executive officer's

"Target Amount"), and multiplying that aggregate amount by a factor determined by the Compensation Committee considering the measures and weightings below.

Category	Percent of Aggregate Target Bonus Amounts	Measures Generally Include the Following: (Internal American Capital metrics and/or comparative company comparisons may be considered)
Stock Performance	15%	• Growth of stock (price plus dividends per share) • Improvement in stock price to book value per share

Financial Performance	35%	• Growth of NAV per share • Earnings return on equity per share • Net operating income return on equity per share • Growth in revenues • Growth in revenues per employee

Implementation of Strategic Plan	35%

•

Progress toward implementing the strategic plan to spin-off a BDC to American Capital's stockholders, separating American Capital's investments from its asset management business. Such evaluation will include consideration of the diligence with which the plan is pursued, success in achieving milestones that may be established and adaptability and creativity at addressing impediments and challenges that may be encountered in the implementation process.

Other Measures	15%	• Growth in total assets under management, including American Capital's assets and earning assets under management at American Capital Asset Management

        American Capital's Compensation Committee reached the following conclusions with regard to the factors listed in the table above:

  •
  Stock Performance:  In reviewing American Capital's 2015 stock performance, American Capital's Compensation Committee noted that American Capital's stock price declined by 5.6% during the year, which was greater than the 3.5% decline for BDCs (including dividends), but was materially better than the 35.4% decline for asset managers. Also, while American Capital's ratio of stock price as of December 31, 2015 to book value per share as of September 31, 2015 declined by 5.3%, this was materially better than the 12.4% decline for BDCs. American Capital's Compensation Committee thus determined that this performance factor should be set at 96% of the maximum amount or 14.4% of the possible 15% factor.

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  Financial Performance:  American Capital's Compensation Committee noted a mixed record and awarded 62% of the maximum factor or 21.7% of a possible 35%. In positive aspects, American Capital's Compensation Committee noted that American Capital's 42% growth in revenue significantly exceeded the BDC average of 1.7% and revenues per employee grew by 50% (although a comparable BDC amount was not available). On the other hand, earnings return on equity per share was a negative 3.5% while BDCs returned an average of 7% and net operating income return on equity per share was 4.8%, which was approximately one-half of the BDC average of 9.5%.

  •
  Implementation of Strategic Plan:  With regard to implementing American Capital's strategic plan, American Capital's Compensation Committee decided that the full 35% factor should be awarded, noting the significant increase in sponsor finance originations, the achievement of significant milestones with regard to the spin-off transaction, including the preparation and filing of proxy and registration statements with the SEC, revisions to the plan to reflect changing market conditions, preparation and release of three-year financial forecasts, repurchases of 14% of American Capital's outstanding shares as of December 31, 2014 for an aggregate of $526 million and initial implementation of the strategic review process.

  •
  Other Measures:  American Capital's Compensation Committee awarded 10.5% of the maximum 15% factor for other measures noting that while total earning assets under management grew by 1% and non-REIT earnings assets under management grew by 10%, in each case excluding senior floating rate loans on American Capital's balance sheet for the period ended December 31, 2014 and December 31, 2015, overall earning assets under management declined by 6%.

        The sum of these factors was 81.6% so the pool was 81.6% of the sum of the aggregate Target Amounts. Next, the Compensation Committee allocated the pool to the NEOs, with awards that could have ranged from 0% up to a maximum of 150% of each NEO's Target Amount. In determining the actual cash short-term incentive award for each NEO, the Compensation Committee used the following framework to assess individual and relative performance the NEOs:

Category	% of Award Opportunity	Measures Generally Include
Contributions to Achieving Corporate Performance	40%	• Role and contributions to achieving measures used to determine the cash incentive pool

Fulfillment of Responsibilities	30%

•

Performance of principal job responsibilities

•

Performance in circumstances requiring adaptability and creativity and addressing impediments and challenges that may be encountered

•

Performance at reporting to superiors and American Capital's board of directors and its committees

•

Performance at implementing objectives set by superiors or American Capital's board of directors

Management of Staff and Succession Planning	30%	• Management of subordinates • Development and implementation of succession plans • Maintenance of economically appropriate and efficient staffing levels • Quality of staff development and training

        American Capital's Compensation Committee applied this framework to each of the NEOs as follows:

  •
  Malon Wilkus.  American Capital's Compensation Committee determined that Mr. Wilkus, American Capital's CEO, would receive a total annual cash incentive payment of $3,000,000 or 50% of his target of $6,000,000. In making this award, American Capital's Compensation Committee considered the significant efforts of Mr. Wilkus with regard to American Capital's achievement of corporate performance, but noted that American Capital trailed other BDCs in several metrics including American Capital common stock continued to trade at a greater discount relative to its NAV than most BDCs. Also, while significant progress was made on the strategic plan in 2015, the pace was somewhat slower than might have been expected, and American Capital's Compensation Committee expressed concern regarding American Capital's stockholder communication efforts. American Capital's Compensation Committee also believed that with a pool of less than 100% of aggregate Target Amounts available to it, there was greater risk of retention issues with other NEOs than there was with Mr. Wilkus.

  •
  John Erickson.  The Committee determined that Mr. Erickson, American Capital's CFO and President, Structured Finance, should receive 100% of his Target Amount, which resulted in total cash incentive payment of $3,000,000. American Capital's Compensation Committee noted the significant efforts of Mr. Erickson and his staff in preparing American Capital's spin-off transaction, including proxy and registration statement filings and financial projections, while also preparing timely and complete financial reports for the four public companies for which they have responsibility. American Capital's Compensation Committee also noted the strong performance of investment staffs that report to Mr. Erickson, including the leveraged finance group and the mortgage management group.

  •
  Gordon O'Brien.  American Capital's Compensation Committee decided that Mr. O'Brien, American Capital's President, Specialty Finance, European Private Finance and Operations, should receive a cash incentive payment equal to 100% of his Target Amount or $2,500,000. American Capital's Compensation Committee noted that Mr. O'Brien had assumed responsibility for American Capital's European investment activities upon the departure of Mr. Wagner early in 2015 and the successful raising of private investment funds for European Capital during the year. In addition, American Capital's Compensation Committee noted the significant efforts of American Capital's operations group, which reports to Mr. O'Brien, with regard to working with certain portfolio companies as well as the performance of American Capital's special situations investment team, which also reports to Mr. O'Brien.

  •
  Brian Graff.  American Capital's Compensation Committee determined that Mr. Graff, American Capital's President, Private Finance, should receive a cash incentive payment equal to 100% of his Target Amount of $2,500,000. American Capital's Compensation Committee noted the material increase in sponsor finance investment activity and several significant exits from buyout investments, both areas that are under his supervision.

  •
  Samuel Flax.  American Capital's Compensation Committee determined that Mr. Flax, American Capital's Executive Vice President and General Counsel, should receive a cash incentive payment equal 100% of his Target Amount or $2,500,000. American Capital's Compensation Committee noted the significant contributions of American Capital's legal department to the spin-off transaction, including the preparation of securities law filings, execution of portfolio transactions and evaluation of regulatory considerations, as well as successful efforts by the legal department in resolving outstanding litigation matters. American Capital's Compensation Committee was also favorably impressed by continued strengthening of American Capital's human resources and compliance functions, areas that also report to Mr. Flax.

        The Compensation Committee was allowed to make short-term cash incentive awards during the course of the year equal to an aggregate of 37.5% of NEOs officer's Target Amount. In making such interim awards, the Compensation Committee considered the measures and weightings above as it deemed appropriate and any such awards were deducted from the award otherwise determined by the above formulation.

        In addition, quarterly and year-end payments to American Capital's NEOs in 2015 were contingent on American Capital's achievement of Performance Goals set by the Compensation Committee. For the full year 2015, the Performance Goals required each NEO to satisfy four out of nine Performance Goals with respect to American Capital's performance above certain confidential levels. For the February and March period, and the second, third and fourth quarters of 2015, the Performance Goals required each NEO to meet three of the following measurement standards above certain confidential levels: items (1), (2), (3), (4), (5), (6) and (7). The Compensation Committee determined that the NEOs qualified to be considered for all or a portion of their target amount under the PIP for the February and March period, and the second, third and fourth quarters of 2015 and for the full year 2015.

        As discussed above, the Compensation Committee made no long-term equity incentive compensation awards in 2015 other than to Mr. Wilkus. This was primarily because available stock options have largely been exhausted, and while it would have been possible to make additional incentive awards under the PIP, to do so in a meaningful way would have required cash to purchase additional shares of American Capital common stock for contribution to the plan.

        Effective March 31, 2015, American Capital entered into an agreement with Mr. Wagner regarding his separation from employment on March 31, 2015 (the "Separation Agreement"). Under the Separation Agreement, Mr. Wagner was scheduled to receive base severance payments of $1,275,000, enhanced severance payments totaling $4,375,000, a benefits payment amount of $21,552, and accrued but unused vacation. In addition to these amounts, all of Mr. Wagner's unvested options and unvested awards under the PIP were accelerated effective as of his separation date. Payments under the Separation Agreement satisfy American Capital's obligations upon separation under Mr. Wagner's employment agreement, which was superseded by the Separation Agreement, except for the provisions of his employment agreement related to confidential information, non-competition and non-solicitation. American Capital also entered into a Consulting Agreement with Mr. Wagner effective as of April 1, 2015, that required Mr. Wagner to render to American Capital such consulting services consistent with his level of experience and knowledge as American Capital may have requested, in exchange for a monthly fee of $75,000 and reimbursement of reasonable expenses. The Consulting Agreement was terminated as of July 1, 2015.

  Special Long-Term Equity Incentive Compensation Award

        The Compensation Committee made one long-term equity incentive compensation award in 2015 to Mr. Wilkus as a replacement equity incentive award. In the second quarter of 2014, American Capital determined that certain stock options granted to Mr. Wilkus in the years 2011-2013 exceeded the limit on the number of stock options that could be granted to any individual participant with respect to particular option plans. Accordingly, the attempted grant of those excess stock options was ineffective, and American Capital's board of directors determined that the grants were void. The total number of such void options was 2,345,647. In addition, American Capital determined that an Incentive Award granted to Mr. Wilkus under the PIP in 2007 exceeded the annual cash limit under the PIP by $2,586,692. This excess award had resulted in the credit of 100,750 too many notional shares of American Capital common stock to Mr. Wilkus' plan account (including the effect of dividends paid on the granted shares). Accordingly, the attempted award of that amount and the crediting of those notional shares were ineffective, and American Capital's board of directors determined that the award was void.

        The Compensation Committee and American Capital's board of directors evaluated this situation and determined that it was necessary and appropriate to provide replacement equity incentive awards to Mr. Wilkus of a value generally equivalent to the void awards. Because the terms of the Option Plans precluded the award of any additional options to Mr. Wilkus, American Capital's board of directors determined to make the replacement awards through Incentive Awards under the PIP, subject to the award limits in that plan. To determine a reasonably equivalent award to the void option awards, the value of each void option was determined as of its date of grant and converted into a number of shares of American Capital common stock based on the price of a share of such common stock on the date each void option was granted. This resulted in a determination that Mr. Wilkus would have been awarded the equivalent of 1,027,012 notional shares of American Capital common stock in his PIP account if he had received an Incentive Award rather than options on the original grant date. With regard to the void Incentive Award, American Capital adjusted the number of void notional shares originally credited to Mr. Wilkus' PIP account for the effect of subsequent cash and stock dividends and determined that it equaled 100,750 shares of American Capital common stock. Thus, American Capital determined that a total of 1,127,760 notional shares of American Capital common stock would generally provide for an adequate replacement for the void awards. However, because of the PIP's annual limit of awards to any participant of $10,000,000 and given the current market price of American Capital common stock, American Capital was limited to making a make-whole Incentive Award to Mr. Wilkus in the second quarter of 2014 equivalent to 668,896 notional shares of American Capital common stock. In 2015 the Compensation Committee made an additional make-whole Incentive Award to Mr. Wilkus equivalent to 458,866 notional shares of American Capital common stock, which at an estimated stock price of $15 per share, would be worth $6,882,990. These make-whole awards have been structured so that they will be deductible as a compensation expense under Section 162(m) of the Code. They are vesting on a schedule that mirrors the vesting schedule of the void awards. Thus, on the date of the 2015 make-whole award, Mr. Wilkus vested in 227,919 of the notional shares added to his PIP account. Unlike other awards under the PIP, Mr. Wilkus' replacement award will only be paid on the earlier of his death or separation from service (subject to a rule under Section 409A of the Code that may require a six-month delay on amounts payable based on a separation from service). Payment of his award will not be accelerated on a change of control of American Capital.

        The replacement is now complete and no more replacement awards will be made to Mr. Wilkus. The Compensation Committee and American Capital's board of directors believe that these awards, while significant, represent a fair resolution of these issues and are in the interests of the stockholders.

2016 Compensation Considerations

        American Capital's ongoing strategic review process has been a significant consideration for the Compensation Committee with regard to 2016 NEO compensation The Compensation Committee has made no adjustments in the base compensation of any NEO for 2016. With regard to the cash incentive programs, the Compensation Committee decided that it would generally remain flexible with regard to making awards and that while it would consider factors used in the framework for the 2015 cash incentive programs, such a structured program is likely not appropriate for determining 2016 cash incentive compensation.

Other Compensation Policies and Practices

  Stock Ownership Guidelines

        American Capital requires its named executive officers to own significant amounts of American Capital common stock. The stock ownership guidelines are designed to increase the executives' equity ownership and to align further their interests with those of American Capital's stockholders. The guidelines require each named executive officer to own a minimum number of shares of American Capital common stock based on a multiple of base salary, which is 5x for the Chairman and CEO, 3x for Presidents and Executive Vice Presidents, and 2x for other executive officers. Shares are valued at the higher of their purchase price or current trading price. Until the foregoing ownership requirements are met, each named executive officer is expected to retain one-half of all shares distributed from the PIP and one-half of all shares realized upon the exercise of stock options, net of any shares sold to pay taxes and associated costs due as a result of such distribution or exercise. If a named executive officer fails to meet or show sustained progress toward meeting the stock ownership requirements, American Capital may reduce the amount of the officer's future equity awards. The Compensation Committee may modify these requirements in certain situations. American Capital also believes it is highly inappropriate for any of its employees, including its named executive officers, to short American Capital's common stock or engage in transactions where the person will earn a profit based on a decline of the price of American Capital's common stock. In addition, American Capital's board of directors has adopted a policy prohibiting American Capital's executive officers and directors from pledging or margining any shares of American Capital common stock (regardless of whether such stock is owned directly or indirectly as such terms are used in the Securities and Exchange Commission rules promulgated under the Exchange Act). The Compensation Committee may waive or modify these requirements in certain situations. The NEOs' ownership of American Capital common stock is shown in the table in "Security Ownership of Certain Beneficial Owners and Management of American Capital."

  Tax and Regulatory Issues

        American Capital generally endeavors to minimize the amount of its taxes and its employees' taxes to maximize the return to its stockholders and employees, although, in order to preserve flexibility on the design of its compensation programs, American Capital does not have a formal policy in place. For example, Section 162(m) of the Code generally disallows a tax deduction to a public company for compensation in excess of $1 million paid to the company's chief executive officer and any other executive officer (other than the chief financial officer) required to be reported to its stockholders under the Exchange Act by reason of such executive officer being one of the four most highly compensated executive officers. However, qualifying performance-based compensation is not subject to the deduction limitation if certain requirements are met. Thus, awards under the Option Plans have been intended to qualify as performance-based compensation under Section 162(m), in part by including limitations under each Stock Option Plan (other than the 1997 Stock Option Plan) on the number of shares that may be granted under the respective Stock Option Plan to an individual. As described above in "—Special Long-Term Equity Incentive Compensation Award," certain prior awards to Mr. Wilkus under the Option Plans were discovered to have been in excess of those limits have been determined to be void. In addition, through 2011, portions of the Incentive Awards and Annual Awards under the PIP for the eligible NEOs were intended to qualify as performance-based compensation under Section 162(m). However, beginning in 2012, the PIP did not meet certain requirements of Section 162(m) and, thus, the compensation of certain of the NEOs has been in excess of the deduction limitation for 2012-2014.

        The Cash Incentive Plan includes a series of performance criteria that the Compensation Committee may use in establishing specific targets to be attained as a condition to the payment of cash awards under the Cash Incentive Plan in accordance with the performance based compensation exception under Section 162(m). In addition, Mr. Wilkus' equity incentive awards intended to replace void equity incentive awards have been designed to be deductible under Section 162(m).

        Awards that are not intended to qualify as "performance-based compensation" under Section 162(m) may be based on the performance criteria set forth in the Cash Incentive Plan or such other performance measures as the Compensation Committee may determine.

        Additionally, American Capital considers the tax implications of Section 409A of the Code. Section 409A of the Code sets forth certain requirements that a plan that provides for the deferral of compensation must meet, including requirements relating to when payments under such a plan may be made, acceleration of benefits, and the timing of elections under such a plan. Failure to satisfy these requirements will generally lead to an acceleration of timing of inclusion in income of deferred compensation, as well as certain additional income taxes.

  Risk Assessment and Compensation

        The Compensation Committee regularly monitors the risks and rewards associated with American Capital's compensation programs. The Compensation Committee also establishes American Capital's compensation programs with the intent to align American Capital's interests with its stockholders and to prevent unnecessary or excessive risk taking. American Capital believes that its compensation policies and practices are well balanced and designed to avoid creating compensation incentives that encourage unnecessary or excessive risks that could potentially have a material adverse effect on American Capital. As described in this Compensation Analysis and Discussion section, American Capital uses variable compensation for all of its named executive officers, with a focus on performance. While no long-term equity incentive awards have been made to most NEOs this year, American Capital has typically provided a balance between short-term and long-term, cash and equity incentive compensation to ensure management focuses on the long-term impact of short-term decisions and that management's interests are aligned with its stockholders. As an additional safeguard against unnecessary or excessive risk taking, even if pre-established performance metrics are satisfied, the Compensation Committee retains the right to make downward adjustments in awards. The Compensation Committee continually assesses its executive compensation programs and has implemented additional policies and practices that it believes have further mitigated compensation driven risk. Some of these policies and practices include limits on executive bonuses, the adoption this year of a clawback policy and the adoption of executive officer stock ownership guidelines, as described above.

  Clawback Policy

        The Compensation Committee has instituted a "clawback" policy that will be effective for incentive payments and awards made in 2015 or later. In the event that any incentive payment or award to an executive officer was based upon achieving certain financial results and those results were subsequently the subject of a restatement of American Capital financial statements filed with the SEC and a lower payment would have been made to the executive officer based upon the restated financial results, American Capital's board of directors may require that each executive officer repay or forfeit to American Capital the amount by which the executive officer's incentive payments received during the period covered by the restated financial statements exceeded the lower payment that would have been made based on the restated financial statements.

        In addition, should (i) any incentive payment to an executive officer be based upon achieving certain performance goals (other than financial results covered above) and subsequently it is determined that such metric was not achieved or was achieved at a level that would have resulted in a lower payment; (ii) the executive officer who provided the information that caused the incorrect determination of such metric being achieved or being achieved at a higher payment level provided it with knowledge that such information was inaccurate and has been terminated for cause; and (iii) a lower payment would have been made to the executive officer based upon the metric not being achieved or being achieved at a lower payment level, American Capital's board of directors may require that such individual executive officer repay or forfeit to American Capital the amount by which any of such individual executive officer's incentive payments attributable to the period covered by the financial goal exceeded the lower payment that would have been made based on the metric not being achieved or being achieved at the lower payment level. This policy is in addition to clawback policies that may otherwise be required by law or regulation, such as Section 304 of the Sarbanes-Oxley Act.

  Perquisites and Benefits

        American Capital does not believe that it is appropriate for its named executive officers to receive special perquisites and benefits and, thus, its named executive officers do not receive any personal benefits or perquisites that are not available on a non-discriminatory basis to all employees. Employee benefit plans in which American Capital's NEOs participate include medical, dental, vision, disability, life and long-term care insurance, qualified transportation benefits and a 401(k) plan.

  Pension and Retirement Plans

        American Capital does not maintain any retirement, pension, defined benefits, supplemental executive retirement or similar plans in which only its named executive officers are eligible. American Capital had previously established the American Capital, Ltd. Employee Stock Ownership Plan (the "ESOP") as an "employee stock ownership plan" within the meaning of Section 4975(e)(7) of the Code, and the American Capital, Ltd. 401(k) Plan (the "401(k) Plan") with a cash or deferred arrangement intended to qualify under Section 401(k) of the Code. The ESOP and 401(k) Plan were maintained for the benefit of American Capital's employees to enable them to share in American Capital's growth and supplement their personal savings and social security. The ESOP was merged into the 401(k) Plan and there will be no further ESOP contributions. Since 2010, American Capital has matched 100% of an employee's 401(k) contributions, up to the first 3% of his or her compensation, subject to statutory maximums, and currently expect to do so again in 2016. The statutory maximum matching contribution for 2015 was $7,950. The NEOs participate in the 401(k) Plan on the same basis as all of its other employees.

  Employment Agreements

        American Capital has entered into employment agreements with each of its named executive officers. The agreements provide for a two-year term, which renews on a daily basis so that there will always be two years remaining until either party gives notice that the automatic renewals are to be discontinued. As described above, each agreement also sets forth a minimum base salary for the NEO and provides that he is entitled to participate in a performance-based target incentive payment program with a specified minimum target incentive payment amount. Also, the agreements set forth certain compensation and benefits in the event that the executive officer's employment with American Capital terminates or is terminated, as described below under "—Severance and Change of Control Payments—Employment Agreements." The employment agreements also include covenants related to post-employment obligations of the executive officer in areas such as competition with American Capital and obligations to maintain the confidentiality of certain information.

Conclusion

        American Capital believes that its compensation programs have been appropriately designed to continue to attract, retain and motivate its employees, including its NEOs, improve its financial performance and align the interests of its NEOs with the long-term interests of its stockholders. American Capital believes that its overall performance since going public in 1997 is due in part to the effectiveness of its compensation programs with respect to all of its employees, including its named executive officers.

Report of the Compensation, Corporate Governance and Nominating Committee

        American Capital's Compensation, Corporate Governance and Nominating Committee reviewed and discussed with American Capital's management the "Compensation Discussion and Analysis" contained in this report. Based on that review and discussions, American Capital's Compensation, Corporate Governance and Nominating Committee recommends to American Capital's board of directors that the "Compensation Discussion and Analysis" be included in this report.

By the Compensation, Corporate Governance and Nominating Committee:
Phil R. Harper, Chairman Stan Lundine Alvin N. Puryear

Summary Compensation Table

        The following table provides information concerning the compensation of American Capital's NEOs earned during the fiscal year ended December 31, 2015. In the column "Salary," the amount of base salary paid to the NEO during the fiscal year is disclosed. In the column "Bonus," the amount of short-term cash incentive payments earned by the NEO during the fiscal year is disclosed. The amount of the NEO's Incentive Awards under the PIP is disclosed in the column "Stock Awards," although the NEOs do not receive stock from American Capital; rather, American Capital makes cash contributions to the Trust, which purchases shares of American Capital common stock on the open market. A number of hypothetical, or notional, shares are allocated to each participant's account. See "—Short-Term Cash Incentive Payment."

        The amount of the NEO's performance-based Target Award earned during the fiscal year under the PIP is disclosed in the column "Non-Equity Incentive Plan Compensation." The amount in the column "All Other Compensation" is comprised of American Capital's contribution to the 401(k) plan, which was capped at $7,950 in 2015, $7,800 in 2014, and $7,650 in 2013. The NEOs did not have any perquisites or other personal benefits in excess of the reporting thresholds during the fiscal year.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)		Option Awards(3) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(5)		Total ($)
Malon Wilkus	2015	1,495,000	—	6,731,560	(4)	—	3,000,000	7,950		11,234,510
Chief Executive Officer and	2014	1,495,000	—	10,000,000	(4)	—	5,400,000	7,800		16,902,800
Chairman of American	2013	1,495,000	—	400,630		2,234,448	5,400,000	7,650		9,537,728
Capital's Board of Directors
Ira J. Wagner	2015	255,000	—	—		—	—	5,905,421	(6)	6,160,421
Former President, European	2014	1,020,000	—	—		—	2,150,000	7,800		3,177,800
Private Finance and Chief	2013	1,020,000	—	191,604		1,068,641	2,250,000	7,650		4,537,895
Operating Officer
John R. Erickson	2015	1,085,000	—	—		—	3,000,000	7,950		4,092,950
President, Structured Finance	2014	1,085,000	—	—		—	2,700,000	7,800		3,792,800
and Chief Financial Officer	2013	1,085,000	—	226,446		1,262,967	2,700,000	7,650		5,282,063
Samuel A. Flax	2015	1,020,000	—	—		—	2,500,000	7,950		3,527,950
Executive Vice President,	2014	1,020,000	—	—		—	2,250,000	7,800		3,277,800
General Counsel, Chief	2013	1,020,000	—	191,604		1,068,641	2,250,000	7,650		4,537,895
Compliance Officer and
Secretary
Brian S. Graff	2015	1,020,000	—	—		—	2,500,000	7,950		3,527,950
President, Private Finance	2014	905,000	—	—		—	1,800,000	7,800		2,712,800
	2013	905,000	—	174,185		971,488	1,800,000	7,650		3,858,323
Gordon J. O'Brien	2015	1,020,000	—	—		—	2,500,000	7,950		3,527,950
President, Specialty Finance,	2014	1,020,000	—	—		—	2,250,000	7,800		3,277,800
European Private Finance	2013	1,020,000	—	191,604		1,068,641	2,250,000	7,650		4,537,895
and Operations

(1)
Each NEO's employment agreement sets forth a minimum base salary, as discussed above in "—Components of NEO Compensation and their Purposes."

(2)
Each NEO's employment agreement sets forth a minimum target incentive payment amount, as discussed above in "—Components of NEO Compensation and their Purposes."

(3)
In the columns "Stock Awards" and "Option Awards," the amount of the award(s) measured in dollars and calculated in accordance with ASC 718, Compensation-Stock Compensation ("ASC 718"), as required by SEC regulations, is disclosed. Amounts under the column "Stock Awards" represent the fair market value of stock awards granted in such year in accordance with ASC 718. The fair market value of a stock award is based on the fair market value of American Capital's stock on the date of grant. Amounts under the column "Option Awards" represent the fair value per share of stock option awards granted in 2015, 2014 and 2013 based on the ASC 718 that require certain assumptions that American Capital discloses in Note 5 to its consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2015.

(4)
Mr. Wilkus' stock awards were intended to replace certain equity awards made in prior years that had been determined to be void. See "—Special Long-Term Equity Incentive Compensation Award." The replacement is now complete and no more replacement awards will be made to Mr. Wilkus.

(5)
Except as noted, amounts shown under "All Other Compensation" represent employer matches for employee contributions to the 401(k) Plan.

(6)
Includes $5,671,552 paid pursuant to the Separation Agreement and $225,919 paid pursuant to the Consulting Agreement (see "—2015 Compensation Decisions"), as well as employer matches for employee contributions to the 401(k) Plan.

Grants of Plan-Based Awards in Fiscal Year 2015

        This table provides information about each grant of an award made to an NEO in the most recently completed fiscal year under the Option Plans and the PIP. The target amounts are the same as the maximum amounts under each of the plans. In each case, the grant date is the same date as the Compensation, Corporate Governance and Nominating Committee approval date. Amounts disclosed under "Estimated Possible Payouts Under Non-Equity Incentive Plan Awards" include the performance-based portion of the Target Awards under the PIP and the amounts disclosed under "Estimated Possible Payouts Under Equity Incentive Plan Awards" include the performance-based Incentive Awards under the PIP. The column "All Other Option Awards" includes grants made under the Option Plans. The exercise price of option awards is the closing price of American Capital common stock on the date of grant.

        Amounts included in the "Grant Date Fair Value of Stock and Option Awards" column are valued in accordance with ASC 718 without reduction of any assumed forfeitures and are based on certain assumptions that are disclosed in Note 5 to American Capital's consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2015.

										All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards (N/A)			All Other Stock Awards: Number of Shares or Stock (#)			Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Malon Wilkus			3,000,000
	3/12/2015		6,731,560					458,866	(1)			6,731,560	(1)
Ira J. Wagner			—
John R. Erickson			3,000,000
Samuel A. Flax			2,500,000
Brian S. Graff			2,500,000
Gordon J. O'Brien			2,500,000

(1)
Mr. Wilkus' stock award was intended to replace certain equity awards made in prior years that had been determined to be void. See "—Special Long-Term Equity Incentive Compensation Award."

Outstanding Equity Awards at Fiscal Year-End

        The following table provides information about unexercised options, both exercisable and unexercisable, under the Option Plans and Incentive Awards under the PIP that have not vested for each NEO outstanding as of December 31, 2015. The market value of the Incentive Awards is the market value of the NEO's bookkeeping account under the PIP calculated with a stock price of $13.79, which was the closing price of American Capital common stock as of December 31, 2015.

	Option Awards					Stock Awards(1)
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)(3)	Market Value of Shares of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Shares that Have Not Vested ($)
Malon Wilkus	120,506	—		16.71	7/24/2018	416,451	5,742,858
	118,760	—		2.71	6/23/2019
	116,456	—		3.10	7/22/2019
	154,281	—		2.51	5/26/2019
	482,020	—		16.71	7/24/2018
	746,982	—		4.81	1/7/2019
	154,281	—		2.15	4/24/2019
	70,353	—		2.96	8/12/2019
	191,327	—		2.77	11/11/2019
	189,210	—		3.48	2/10/2020
	188,092	—		6.45	4/29/2020
	108,135	—		5.19	7/22/2020
	147,600	—		5.19	7/22/2020
	548,222	—		5.19	7/22/2020

	Option Awards					Stock Awards(1)
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)(3)	Market Value of Shares of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Shares that Have Not Vested ($)
	11,864	—		5.19	7/22/2020
	176,732	—		6.51	10/21/2020
	502,273	—		6.51	10/21/2020
	136,816	—		6.51	10/21/2020
	18,985	4,747		8.47	2/1/2021
	149,003	37,251		8.47	2/1/2021
	484,668	121,167		8.47	2/1/2021
	487,616	121,908		10.19	4/28/2021
Ira J. Wagner	51,132	—		16.71	3/31/2020
	204,519	—		16.71	3/31/2020
	167,391	—		14.47	3/31/2020
John R. Erickson	64,180	—		16.71	7/24/2018	9,390	129,493
	256,713	—		16.71	7/24/2018
	422,207	—		4.81	1/7/2019
	106,315	—		6.45	4/29/2020
	461,123	—		5.19	7/22/2020
	461,123	—		6.51	10/21/2020
	136,507	34,127		8.47	2/1/2021
	232,391	58,098		8.47	2/1/2021
	368,898	92,225		10.19	4/28/2021
	208,334	52,084		10.08	7/21/2021
	208,334	52,084		6.77	10/20/2021
	156,250	104,168		8.22	1/31/2022
	138,078	92,053		9.64	4/28/2022
	79,132	118,698		14.47	4/25/2023
Samuel A. Flax	51,132	—		16.71	7/24/2018	7,945	109,568
	204,519	—		16.71	7/24/2018
	157,252	—		4.81	1/7/2019
	89,957	—		6.45	4/29/2020
	390,173	—		5.19	7/22/2020
	390,173	—		6.51	10/21/2020
	312,138	78,035		8.47	2/1/2021
	312,138	78,035		10.19	4/28/2021
	176,279	44,070		10.08	7/21/2021
	176,279	44,070		6.77	10/20/2021
	132,209	88,140		8.22	1/31/2022
	116,832	77,890		9.64	4/28/2022
	66,956	100,435		14.47	4/25/2023
Brian S. Graff	6,136	—		26.65	4/4/2018	7,223	99,600
	42,891	—		16.71	7/24/2018
	11,951	—		4.81	1/7/2019
	24,538	—		26.65	4/4/2018
	171,564	—		16.71	7/24/2018
	224,775	—		4.81	1/7/2019
	81,778	—		6.45	4/29/2020
	354,700	—		5.19	7/22/2020
	354,700	—		6.51	10/21/2020
	283,760	70,940		8.47	2/1/2021
	283,760	70,940		10.19	4/28/2021
	160,252	40,064		10.08	7/21/2021
	160,252	40,064		6.77	10/20/2021
	120,189	80,127		8.22	1/31/2022
	106,211	70,808		9.64	4/28/2022
	60,868	91,305		14.47	4/25/2023

	Option Awards					Stock Awards(1)
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)(3)	Market Value of Shares of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Shares that Have Not Vested ($)
Gordon J. O'Brien	51,132	—		16.71	7/24/2018	7,945	109,568
	204,519	—		16.71	7/24/2018
	123,528	—		4.81	1/7/2019
	89,957	—		6.45	4/29/2020
	390,173	—		5.19	7/22/2020
	390,173	—		6.51	10/21/2020
	312,138	78,035		8.47	2/1/2021
	312,138	78,035		10.19	4/28/2021
	176,279	44,070		10.08	7/21/2021
	176,279	44,070		6.77	10/20/2021
	132,209	88,140		8.22	1/31/2022
	116,832	77,890		9.64	4/28/2022
	66,956	100,435		14.47	4/25/2023

(1)
The amount of the NEO's Incentive Awards under the PIP is disclosed in the column "Stock Awards," although the NEOs do not receive stock from American Capital; rather, American Capital makes cash contributions to the Trust, which purchases shares of American Capital common stock on the open market. A number of hypothetical, or notional, shares are allocated to each participant's account. See "—Short-Term Cash Incentive Payment" on page [    •    ] above.

(2)
Vesting dates of unvested option awards are as follows:

Vest Date	Malon Wilkus	John R. Erickson	Gordon J. O'Brien	Brian S. Graff	Samuel A. Flax
1/31/2016	—	52,084	44,070	40,063	44,070
2/1/2016	163,165	92,225	78,035	70,940	78,035
4/25/2016	—	39,566	33,478	30,435	33,478
4/27/2016	—	46,026	38,945	35,404	38,945
4/28/2016	121,908	92,225	78,035	70,940	78,035
7/21/2016	—	52,084	44,070	40,064	44,070
10/20/2016	—	52,084	44,070	40,064	44,070
1/31/2017	—	52,084	44,070	40,064	44,070
4/25/2017	—	39,566	33,478	30,435	33,478
4/27/2017	—	46,027	38,945	35,404	38,945
4/25/2018	—	39,566	33,479	30,435	33,479
(3)
Vesting dates of hypothetical, or notional, shares credited to the participant's account under the PIP are as follows:

Vest Date	Malon Wilkus	John R. Erickson	Gordon J. O'Brien	Brian S. Graff	Samuel A. Flax
1/31/2016	57,854	—	—	—	—
4/25/2016	39,416	3,130	2,648	2,407	2,648
4/27/2016	48,674	—	—	—	—
4/28/2016	15,112	—	—	—	—
7/21/2016	33,381	—	—	—	—
10/20/2016	36,652	—	—	—	—
1/31/2017	57,855	—	—	—	—
4/25/2017	39,416	3,130	2,648	2,408	2,648
4/27/2017	48,673	—	—	—	—
4/25/2018	39,418	3,130	2,649	2,408	2,649

Option Exercises and Stock Vested

        The following table provides information relating to exercises of stock options and vesting of Incentive Awards during the year ended December 31, 2015, on an aggregated basis. The amounts under the "Value Realized on Vesting" column were calculated by multiplying the number of shares acquired on vesting by the share price on the date the award vested.

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Malon Wilkus	—	—	435,468	6,298,336
Ira J. Wagner	1,860,116	10,684,599	10,593	156,677
John R. Erickson	562,210	6,556,297	3,130	47,451
Gordon J. O'Brien	100,000	998,040	2,648	40,144
Samuel A. Flax	406,338	4,464,115	2,648	40,144
Brian S. Graff	—	—	2,408	36,505

(1)
Participants in the PIP are generally permitted to defer the distribution of vested portions of Incentive Awards to a date up to ten years after the date of the grant. Of the amounts included in the table above, the vested awards were deferred as follows:

•
Mr. Wilkus elected to defer 5,537 shares until 2020, and an additional 429,931 shares may not be paid until the earlier of Mr. Wilkus' death or separation from service (subject to a rule under Section 409A of the Code that may require a six-month delay on amounts payable based on a separation from service).

•
Mr. Flax elected to defer the distribution of 2,648 shares until 2023.

Severance and Change of Control Payments

Employment Agreements

        Each of the employment agreements that American Capital has entered into with a named executive officer contains provisions for payments upon certain events as follows:

  Disability

  •
  continuation of the officer's base salary for one year (two years in the case of Mr. Wilkus) reduced by the amount of any long-term disability payments received by him during this period;

  •
  pro-rated target incentive payment for the year in which the officer's employment is terminated following a disability based on the highest target incentive payment amount that could have been earned in that year by him;

  •
  an additional severance payment equal to the highest target incentive payment amount that could have been earned by him during the year in which the disability termination occurred (multiplied by two in the case of Mr. Wilkus); and

  •
  insurance and other employee benefits during the base salary continuation period following a disability.

  Termination by American Capital other than for Misconduct or by the executive officer with Good Reason

  •
  continuation of base salary and insurance benefits for a specified period;

  •
  an additional lump sum severance payment in a specified amount ($3,000,000 for Mr. Wilkus, $1,500,000 for Mr. Erickson and $1,250,000 for Messrs. Flax and O'Brien); and

  •
  an additional severance payment equal to the greater of the highest target incentive payment amount that the officer could have earned during the year in which the termination occurred or the highest target incentive payment made to the officer for any of the three calendar years ending prior to the year in which the termination occurred, multiplied by 2 for Mr. Wilkus and by 1.25 for Messrs, Erickson, Flax and O'Brien.

        In the case of Mr. Wilkus, the continuation period is two years, in the case of Messrs. Erickson, Flax and O'Brien, the period is 15 months. During the continuation period, the base salary will be continued at the highest rate in effect in the 24 months preceding termination.

  Change of Control

        A "Change of Control" is defined in each of the employment agreements as the occurrence of any of the following events: (i) any person or group of persons (as defined in Section 13(d) and 14(d) of the Exchange Act) together with its affiliates, excluding employee benefit plans of American Capital, becomes, directly or indirectly, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of American Capital representing 25% or more of the combined voting power of American Capital's then outstanding securities; (ii) the stockholders of American Capital approve a merger or consolidation of American Capital with any other corporation or entity regardless of which entity is the survivor, other than a merger or consolidation that would result in the voting securities of American Capital outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 51% of the combined voting power of the voting securities of American Capital or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the stockholders of American Capital approve a plan of complete liquidation or winding-up of American Capital or an agreement for the sale or disposition by American Capital of all or substantially all of American Capital's assets.

        In the event of a termination of a named executive officer (other than Mr. Wilkus) by American Capital other than for misconduct or by the officer for Good Reason in the two months preceding or 18 months following a Change of Control of American Capital including a deemed termination for misconduct by giving written notice of American Capital's intent to discontinue the daily extensions of the Term without the named executive officer's written consent, the salary continuation period noted above would be lengthened to two years and the multiplier for the second additional severance payment would be increased from 1.25 to 2. "Good Reason" is defined in the employment agreements (other than for Mr. Wilkus) as any of the following that occurs in the two months preceding or 18 months following a Change of Control of American Capital: (1) a material diminution of the executive's authority, duties or responsibilities with American Capital; (2) a material breach by American Capital of any material provision of the employment agreement; or (3) any material change in the geographic location at which the executive must perform services.

        Mr. Wilkus has the right to declare that Good Reason exists if American Capital takes any of the actions above, regardless of whether a Change of Control has occurred. In addition, in the event of a Change of Control, Mr. Wilkus may terminate his employment for Good Reason within the two months preceding or 18 months following the Change of Control, regardless of whether American Capital takes any of the actions above. In the event of a termination of Mr. Wilkus by American Capital other than for misconduct or by Mr. Wilkus with Good Reason in the two months preceding or 18 months following a Change of Control, the salary continuation period noted above would be lengthened to three years and the multiplier for the second additional severance payment would be increased from 2 to 3.

  Death

        If any NEO dies during the term of his employment agreement, his estate will be entitled to receive:

  •
  his target incentive payment for the year in which the death occurs, prorated through the date of death based on the highest target incentive payment amount that could have been earned in that year; and

  •
  a continuation of health benefits for a period equal to two months multiplied by the number of full years (up to nine) during which he was employed by American Capital.

        In addition, each of the employments agreements contains a non-competition provision that prevents the named executive officer, without the prior written consent of American Capital's board of directors, from being involved as an officer, employee, partner, stockholder, consultant or otherwise with (A) any person that competes with American Capital or provides or proposes to provide services or investments to a current client or (B) any of American Capital's potential customers with whom American Capital has discussed a relationship in the 12 months prior to such executive officer's termination date. The non-competition period (the "Non-Competition Period") lasts for two years from the termination date if American Capital terminates the named executive officer's employment for other than "misconduct" or disability or if the named executive officer terminates employment for "good reason" or one year if the named executive officer's employment is otherwise terminated. Each of the employment agreements also contains a provision preventing the named executive officer from soliciting any of American Capital's employees or interfering in a similar manner with its business during the Non-Competition Period.

Stock Option and Stock Plans

        Under the terms of the Employee Option Plans, a participant's options vest in full upon a change of control of American Capital. Under the PIP, notwithstanding a participant's election to defer distributions of a vested incentive payment award, the vested portion of a participant's account(s) will generally be distributed upon the occurrence of a change of control.

        The following table summarizes the estimated payments to be made under the employment agreement for each NEO at, following, or in connection with any termination of employment, including by resignation, retirement, disability, or a change in control. Under each employment agreement, the NEO is not entitled to any amount if such NEO's termination was for misconduct by the NEO. In accordance with SEC regulations, the following table does not include any amount to be provided to a named executive officer under any arrangement that does not discriminate in scope, terms or operation in favor of the named executive officer and that are available generally to all salaried employees. Also, the following table does not duplicate information already provided in the outstanding equity awards at fiscal year-end table, except to the extent that the amount payable to the named executive officer would be enhanced by the termination event. The amounts in the following table are hypothetical and based on SEC regulations. Actual payments will depend on the circumstances and timing of any termination.

        In accordance with SEC regulations, for purposes of the quantitative disclosure in the following table, it has been assumed that the termination took place on December 31, 2015, but under the terms of the current employment agreements and that the price per share of American Capital common stock is the closing market price as of December 31, 2015, or $13.79.

        The information below constitutes forward-looking statements for purposes of the Private Litigation Securities Reform Act of 1995.

Executive Benefits and Payments upon Termination	Termination by American Capital Without Cause ($)	Termination by American Capital or Voluntary Termination for Good Reason, each in connection with a Change in Control($)	Voluntary Termination ($)	Disability ($)	Death ($)
Malon Wilkus(4)
Severance Payment	2,990,000	4,485,000	—	—	—
Base Salary	—	—	—	2,990,000	—
Unused Accrued Vacation Time(1)	0–172,500	0–172,500	0–172,500	0–172,500	0–172,500
Target Incentive Payment(2)	15,000,000	21,000,000	—	18,000,000	6,000,000
Insurance Benefits(3)	33,807	50,710	—	33,807	25,355

TOTAL:	18,196,307	25,708,210	172,500	21,196,307	6,197,855

John R. Erickson
Severance Payment	1,356,250	2,170,000	—	—	—
Base Salary	—	—	—	1,085,000	—
Unused Accrued Vacation Time	0–104,327	0–104,327	0–104,327	0–104,327	0–104,327
Target Incentive Payment	5,250,000	7,500,000	—	6,000,000	3,000,000
Insurance Benefits	30,775	49,241	—	24,620	36,930

TOTAL:	6,741,352	9,823,568	104,327	7,213,947	3,141,257

Ira J. Wagner(5)
Severance Payment	5,650,000	—	—	—	—
Base Salary	—	—	—	—	—
Unused Accrued Vacation Time	—	—	—	—	—
Target Incentive Payment	—	—	—	—	—
Insurance Benefits	21,552	—	—	—	—

TOTAL:	5,671,552	—	—	—	—

Samuel A. Flax
Severance Payment	1,275,000	2,040,000	—	—	—
Base Salary	—	—	—	1,020,000	—
Unused Accrued Vacation Time	0–78,462	0–78,462	0–78,462	0–78,462	0–78,462
Target Incentive Payment	4,375,000	6,250,000	—	5,000,000	2,500,000
Insurance Benefits	30,775	49,241	—	24,620	36,930

TOTAL:	5,759,237	8,417,703	78,462	6,123,082	2,615,392

Brian S. Graff
Severance Payment	1,275,000	2,040,000	—	—	—
Base Salary	—	—	—	1,020,000	—
Unused Accrued Vacation Time	0–78,462	0–78,462	0–78,462	0–78,462	0–78,462
Target Incentive Payment	4,375,000	6,250,000	—	5,000,000	2,500,000
Insurance Benefits	30,775	49,241	—	24,620	36,930

TOTAL:	5,759,237	8,417,703	78,462	6,123,082	2,615,392

Gordon J. O'Brien
Severance Payment	1,275,000	2,040,000	—	—	—
Base Salary	—	—	—	1,020,000	—
Unused Accrued Vacation Time	0–98,077	0–98,077	0–98,077	0–98,077	0–98,077
Target Incentive Payment	4,375,000	6,250,000		5,000,000	2,500,000
Insurance Benefits	30,775	49,241		24,620	36,930

TOTAL:	5,778,852	8,437,318	98,077	6,142,697	2,635,007

(1)
Unused accrued vacation time for each NEO is a range of minimum and maximum amounts payable, depending on the amount of vacation time accrued at the time of termination.

(2)
Amounts in the rows titled "Target Incentive Payment" have been calculated assuming no other payments have been made to the NEO as of December 31, 2015, for the current year.

(3)
Insurance Benefits are based on the December 2015 monthly payment for Health, Dental, Vision, Life and Disability coverage for each NEO.

(4)
As discussed above in "—Severance and Change of Control Payments—Employment Agreements," Mr. Wilkus has the right under his employment agreement to declare that good reason exists regardless of whether a change of control has occurred in certain circumstances.

(5)
Effective March 31, 2015, American Capital entered into an agreement with Mr. Wagner regarding his separation from employment on March 31, 2015. See "—2015 Compensation Decisions."

Compensation and Corporate Governance Committee Interlocks and Insider Participation

        No member of American Capital's Compensation, Corporate Governance and Nominating Committee during fiscal year 2015 served as an officer, former officer, or employee of American Capital or had a relationship disclosable under "Related Person Transactions." Further, during 2015, no executive officers served as:

  •
  a member of the compensation committee (or equivalent) of any other entity, one of whose executive officers served as one of American Capital's directors or was an immediate family member of a director, or served on the Compensation, Corporate Governance and Nominating Committee; or

  •
  a director of any other entity, one of whose executive officers or their immediate family member served on the Compensation, Corporate Governance and Nominating Committee.

 REPORT OF THE AUDIT, COMPLIANCE AND VALUATION COMMITTEE OF AMERICAN CAPITAL

        The American Capital board of directors has appointed an Audit, Compliance and Valuation Committee presently composed of five directors, Mses. Baskin, Manos and Nestegard and Messrs. Hahl and Richards. Each of the directors is independent as defined in the NASDAQ Listing Standards. The American Capital board of directors has determined that Ms. Baskin and Mr. Hahl are "audit committee financial experts" (as defined in Item 407 of Regulation S-K under the Securities Act).

        The Audit, Compliance and Valuation Committee's responsibility is one of oversight as set forth in its charter, which is available in the Investor Relations section of American Capital's website at www.AmericanCapital.com. It is not the duty of the Audit, Compliance and Valuation Committee to prepare American Capital's consolidated financial statements, to plan or conduct audits or to determine that American Capital's consolidated financial statements are complete and accurate and are in accordance with GAAP. American Capital's management is responsible for preparing American Capital's financial statements and for maintaining internal controls. The independent auditors are responsible for auditing the consolidated financial statements and for expressing an opinion as to whether those audited consolidated financial statements fairly present American Capital's financial position, results of operations, changes in net assets and cash flows in conformity with U.S. generally accepted accounting principles.

        The Audit, Compliance and Valuation Committee has reviewed and discussed American Capital's audited consolidated financial statements with management and with Ernst & Young LLP, American Capital's independent auditors for 2015.

        The Audit, Compliance and Valuation Committee has discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 16 (which superseded Auditing Standard No. 61, as amended), as adopted by the Public Company Accounting Oversight Board, or "PCAOB."

        The Audit, Compliance and Valuation Committee has received from Ernst & Young LLP the written statements required by PCAOB Rule No. 3526, "Communications with Audit Committees Concerning Independence," has discussed Ernst & Young LLP's independence with Ernst & Young LLP and has considered the compatibility of non-audit services with the auditor's independence.

        Based on the review and discussions referred to above, the Audit, Compliance and Valuation Committee recommended to the American Capital board of directors that the audited consolidated financial statements for the year ended December 31, 2015 be included in American Capital's Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the SEC.

        The Audit, Compliance and Valuation Committee has approved the appointment of Ernst & Young LLP to serve as American Capital's independent public accountants for the year ending December 31, 2016 and has directed that the appointment of Ernst & Young LLP be submitted to American Capital's stockholders for ratification.

By the Audit, Compliance and Valuation Committee: Neil M. Hahl, Chairman Mary C. Baskin Kristen L. Manos Susan K. Nestegard David G. Richards

Use of Report of the Audit, Compliance and Valuation Committee

        In accordance with and to the extent permitted by applicable law or regulation, the information contained in the foregoing Report of the Audit, Compliance and Valuation Committee is not "soliciting material" and is not to be incorporated by reference into any future filing under the Securities Act or the Exchange Act.

 MARKET PRICE, DIVIDEND AND DISTRIBUTION INFORMATION

        Ares Capital common stock trades on NASDAQ under the symbol "ARCC" and American Capital common stock trades on NASDAQ under the symbol "ACAS." American Capital and Ares Capital common stock have historically traded at prices both above and below their respective net asset values. It is not possible to predict whether the common stock of the combined company will trade at, above, or below net asset value following the completion of the Transactions. See "Risk Factors—Risks Relating to Ares Capital—Ares Capital's shares of common stock have recently traded at a discount from net asset value and may do so again in the future, which could limit its ability to raise additional equity capital" and "Risk Factors—Risks Relating to American Capital—The market price of American Capital common stock may fluctuate significantly."

        The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year, the net asset value per share of American Capital and Ares Capital common stock, the range of high and low actual sales prices of American Capital and the range of high and low closing sales prices for Ares Capital common stock, the actual sales price as a premium (discount) to net asset value and the dividends declared by American Capital and the closing sales price as a premium (discount) to net asset value and the dividends declared by Ares Capital. On July 19, 2016, the last reported actual sales price of American Capital common stock on NASDAQ was $16.12 per share, which represented a discount of approximately 20.0% to the net asset value per share reported by American Capital as of March 31, 2016. On July 19, 2016, the last reported closing sales price of Ares Capital common stock on NASDAQ was $14.68 per share, which represented a discount of approximately 11.0% to the net asset value per share reported by Ares Capital as of March 31, 2016.

American Capital

							High Sales Price Premium (Discount) to Net Asset Value(2)	Low Sales Price Premium (Discount) to Net Asset Value(2)
			Actual Sales Price						Cash Dividend/ Distribution Per Share(3)
	Net Asset Value(1)
			High		Low
Year ended December 31, 2014
First quarter	$19.29			$16.37		$14.01	(15.1)%	(27.4)%	—
Second quarter	$20.12			$16.03		$14.24	(20.3)%	(29.2)%	—
Third quarter	$20.54			$15.77		$14.16	(23.2)%	(31.1)%	—
Fourth quarter	$20.50			$16.10		$13.59	(21.5)%	(33.7)%	—
Year ended December 31, 2015
First quarter	$20.12			$15.34		$13.93	(23.8)%	(30.8)%	—
Second quarter	$20.35			$15.36		$13.54	(24.5)%	(33.5)%	—
Third quarter	$20.44			$14.47		$11.92	(29.2)%	(41.7)%	—
Fourth quarter	$19.88			$15.87		$12.09	(20.2)%	(39.2)%	—
Year ending December 31, 2016
First quarter	$20.14			$15.50		$12.14	(23.0)%	(39.7)%	—
Second quarter		*		$16.19		$14.95	*	*	—
Third quarter (through [•], 2016)		*	$	[•]	$	[•]	*	*	—

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low actual sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)
Calculated as the respective high or low actual sales price less net asset value, divided by net asset value (in each case, as of the applicable quarter).

(3)
Represents the dividend or distribution declared in the relevant quarter.

*
Net asset value has not yet been calculated for this period.

        American Capital has not paid any quarterly dividends or distributions to holders of its common stock during the three months ended March 31, 2016 or the years ended December 31, 2015 and 2014. The decision to pay a dividend or distribution and, if so, how much is determined by American Capital's board of directors on a quarterly basis throughout the year. See "Risk Factors—Risks Relating to American Capital—American Capital may not pay any cash dividends." American Capital does not expect to declare dividends in 2016 or for an extended period of time.

        American Capital maintains an "opt in" dividend reinvestment plan for American Capital stockholders. As a result, if American Capital's board of directors declares a dividend, then American Capital stockholders will receive cash dividends unless they specifically "opt in" to the dividend reinvestment plan to reinvest their dividends and receive additional shares of common stock. See "American Capital Dividend Reinvestment Plan."

Ares Capital

							High Sales Price Premium (Discount) to Net Asset Value(2)	Low Sales Price Premium (Discount) to Net Asset Value(2)
			Closing Sales Price
									Cash Dividend/ Distribution Per Share(3)
	Net Asset Value(1)
			High		Low
Year ended December 31, 2014
First quarter	$16.42			$18.51		$17.36	12.7%	5.7%	$0.43	(4)
Second quarter	$16.52			$17.86		$16.50	8.1%	(0.1)%	$0.38
Third quarter	$16.71			$17.80		$16.12	6.5%	(3.5)%	$0.38
Fourth quarter	$16.82			$16.45		$14.66	(2.2)%	(12.8)%	$0.38
Year ended December 31, 2015
First quarter	$16.71			$17.60		$15.55	5.3%	(6.9)%	$0.43	(4)
Second quarter	$16.80			$17.30		$16.01	3.0%	(4.7)%	$0.38
Third quarter	$16.79			$16.58		$14.06	(1.3)%	(16.3)%	$0.38
Fourth quarter	$16.46			$15.87		$13.97	(3.6)%	(15.1)%	$0.38
Year ending December 31, 2016
First quarter	$16.50			$15.38		$12.54	(10.1)%	(24.0)%	$0.38
Second quarter		*		$15.38		$13.87	*	*	$0.38
Third quarter (through [•], 2016)		*	$	[•]	$	[•]	*	*		**

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)
Calculated as the respective high or low closing sales price less net asset value, divided by net asset value (in each case, as of the applicable quarter).

(3)
Represents the dividend or distribution paid in the relevant quarter.

(4)
Consists of a quarterly dividend of $0.38 per share and an additional dividend of $0.05 per share.

*
Net asset value has not yet been calculated for this period.

**
Dividend has not yet been declared for this period.

        Ares Capital currently intends to distribute dividends or make distributions to its stockholders on a quarterly basis out of assets legally available for distribution. Ares Capital may also distribute additional dividends or make additional distributions to its stockholders from time to time. Ares Capital's quarterly and additional dividends or distributions, if any, will be determined by its board of directors.

        The following table summarizes Ares Capital's dividends declared and payable for the fiscal years ended December 31, 2014, 2015 and 2016:

Date Declared	Record Date	Payment Date	Amount
November 5, 2013	March 14, 2014	March 28, 2014	$0.05	(1)
February 26, 2014	March 14, 2014	March 31, 2014	$0.38
May 6, 2014	June 16, 2014	June 30, 2014	$0.38
August 5, 2014	September 15, 2014	September 30, 2014	$0.38
November 4, 2014	December 15, 2014	December 31, 2014	$0.38

Total declared and payable for 2014			$1.57

February 26, 2015	March 13, 2015	March 31, 2015	$0.38
February 26, 2015	March 13, 2015	March 31, 2015	$0.05	(1)
May 4, 2015	June 15, 2015	June 30, 2015	$0.38
August 4, 2015	September 15, 2015	September 30, 2015	$0.38
November 4, 2015	December 15, 2015	December 31, 2015	$0.38

Total declared and payable for 2015			$1.57

February 26, 2016	March 15, 2016	March 31, 2016	$0.38
May 4, 2016	June 15, 2016	June 30, 2016	$0.38

Total declared and payable for 2016			$0.76

(1)
Represents an additional dividend.

        Of the $1.57 per share in dividends declared and payable for the year ended December 31, 2015, $1.56 per share was comprised of ordinary income and $0.01 was comprised of long-term capital gains. Of the $1.57 per share in dividends declared and payable for the year ended December 31, 2014, the entire $1.57 per share was comprised of ordinary income.

        To maintain its RIC status under the Code, Ares Capital must timely distribute an amount equal to at least 90% of its investment company taxable income (as defined by the Code, which generally includes net ordinary income and net short term capital gains) to its stockholders. In addition, Ares Capital generally will be required to pay an excise tax equal to 4% on certain undistributed taxable income unless Ares Capital distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income recognized during a calendar year, (2) 98.2% of its capital gain net income, as defined by the Code, recognized for the one year period ending October 31st in that calendar year and (3) any income recognized, but not distributed, in preceding years. The taxable income on which Ares Capital pays excise tax is generally distributed to its stockholders in the next tax year. Depending on the level of taxable income earned in a tax year, Ares Capital may choose to carry forward such taxable income for distribution in the following year, and pay any applicable excise tax. For the three months ended March 31, 2016, Ares Capital recorded an excise tax expense of $3.0 million. For the years ended December 31, 2015 and 2014, Ares Capital recorded a net excise tax expense of $9.0 million and $5.5 million, respectively. Ares Capital cannot assure you that it will achieve results that will permit the payment of any cash distributions. Ares Capital maintains an "opt out" dividend reinvestment plan for its common stockholders. As a result, if Ares Capital declares a cash dividend, stockholders' cash dividends will be automatically reinvested in additional shares of its common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. See "Ares Capital Dividend Reinvestment Plan."

 BUSINESS OF ARES CAPITAL

General

        Ares Capital, a Maryland corporation, is a specialty finance company that is an externally managed closed-end, non-diversified management investment company. Ares Capital has elected to be regulated as a BDC under the Investment Company Act. Ares Capital was founded on April 16, 2004, were initially funded on June 23, 2004 and completed Ares Capital's initial public offering ("IPO") on October 8, 2004. As of March 31, 2016, Ares Capital was one of the largest BDCs with approximately $9.4 billion of total assets.

        Ares Capital is externally managed by Ares Capital's investment adviser, Ares Capital Management, a subsidiary of Ares Management, a publicly traded, leading global alternative asset manager. Ares Capital's administrator, Ares Operations, a subsidiary of Ares Management, provides certain administrative and other services necessary for Ares Capital to operate.

        Ares Capital's investment objective is to generate both current income and capital appreciation through debt and equity investments. Ares Capital invests primarily in U.S. middle-market companies, where Ares Capital believes the supply of primary capital is limited and the investment opportunities are most attractive. However, Ares Capital may from time to time invest in larger or smaller (in particular, for investments in early-stage and/or venture capital-backed) companies. Ares Capital generally uses the term "middle-market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

        Ares Capital invests primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior secured loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. Mezzanine debt is subordinated to senior loans and is generally unsecured. Ares Capital's investments in corporate borrowers generally range between $30 million and $500 million each, investments in project finance/power generation projects generally range between $10 million and $200 million each and investments in early-stage and/or venture capital-backed companies generally range between $1 million and $25 million each. However, the investment sizes may be more or less than these ranges and may vary based on, among other things, Ares Capital's capital availability, the composition of Ares Capital's portfolio and general micro- and macro-economic factors.

        To a lesser extent, Ares Capital also makes preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, Ares Capital may increase the size or change the nature of these investments.

        The proportion of these types of investments will change over time given Ares Capital's views on, among other things, the economic and credit environment in which Ares Capital is operating. In connection with Ares Capital's investing activities, Ares Capital may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of Ares Capital's final investment. In such situations, while Ares Capital may initially agree to fund up to a certain dollar amount of an investment, Ares Capital may subsequently syndicate or sell a portion of such amount (including, without limitation, to vehicles managed by Ares Capital's portfolio company, IHAM), such that Ares Capital is left with a smaller investment than what was reflected in Ares Capital's original commitment. In addition to originating investments, Ares Capital may also acquire investments in the secondary market (including purchases of a portfolio of investments).

        The first and second lien senior secured loans in which Ares Capital invests generally have stated terms of three to 10 years and the mezzanine debt investments in which Ares Capital invests generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, Ares Capital may invest in loans and securities with any maturity or duration. The instruments in which Ares Capital invests typically are not rated by any rating agency, but Ares Capital believes that if such instruments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB–" by Fitch Ratings or lower than "BBB–" by Standard & Poor's Ratings Services), which, under the guidelines established by these entities, is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as "high yield bonds" or "junk bonds." Ares Capital may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by any nationally recognized statistical rating organization.

        Ares Capital believes that Ares Capital's investment adviser, Ares Capital Management, is able to leverage the current investment platform, resources and existing relationships of Ares Management with financial sponsors, financial institutions, hedge funds and other investment firms to provide Ares Capital with attractive investment opportunities. In addition to deal flow, the Ares investment platform assists Ares Capital's investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for over 15 years and its partners have an average of over 24 years of experience in leveraged finance, private equity, distressed debt, commercial real estate finance, investment banking and capital markets. Ares Capital has access to Ares' investment professionals and administrative professionals, who provide assistance in accounting, finance, legal, compliance, operations, information technology and investor relations. As of March 31, 2016, Ares had approximately 340 investment professionals and approximately 525 administrative professionals.

  Ares Management, L.P.

        Ares is a publicly traded, leading global alternative asset manager. As of March 31, 2016, Ares had approximately 870 employees in over 15 principal and originating offices across the United States, Europe and Asia. Since its inception in 1997, Ares has adhered to a disciplined investment philosophy that focuses on delivering strong risk-adjusted investment returns throughout market cycles. Ares believes each of its three distinct but complementary investment groups in Credit, Private Equity and Real Estate is a market leader based on investment performance. Ares was built upon the fundamental principle that each group benefits from being part of the greater whole.

  Ares Capital Management LLC

        Ares Capital Management, Ares Capital's investment adviser, is served by an origination, investment and portfolio management team of approximately 80 U.S.-based investment professionals as of March 31, 2016 and led by certain partners of the Ares Credit Group: Michael Arougheti, Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' investment platform and benefits from the significant capital markets, trading and research expertise of Ares' investment professionals. Ares Capital Management's investment committee has 12 members comprised of certain of the U.S.-based partners of the Ares Credit Group and certain partners in the Ares Private Equity Group.

Market Opportunity

        Ares Capital believes that current market conditions present attractive opportunities for Ares Capital to invest in middle-market companies, specifically:

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  Ares Capital believes that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. These factors may result in opportunities for alternative funding sources to middle-market companies and therefore more new-issue market opportunities for Ares Capital.

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  Ares Capital believes that the disruption and volatility in the credit markets between 2008 and 2009 reduced capital available to certain specialty finance companies and other capital providers, causing a reduction in competition. While market conditions have largely recovered from the events from 2008 and 2009, there have been continuing periods of volatility, some lasting longer than others. These market conditions may continue to create opportunities to achieve attractive risk-adjusted returns.

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  Ares Capital believes that there is a lack of market participants that are willing to hold meaningful amounts of certain middle-market loans. As a result, Ares Capital believes its ability to minimize syndication risk for a company seeking financing by being able to hold Ares Capital's loans without having to syndicate them is a competitive advantage.

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  Ares Capital believes that middle-market companies have faced difficulty in raising debt through the capital markets. This approach to financing may become more difficult to the extent institutional investors seek to invest in larger, more liquid offerings, leaving less competition and fewer financing alternatives for middle-market companies.

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  Ares Capital believes there is a large pool of un-invested private equity capital for middle-market businesses. Ares Capital expects private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources such as Ares Capital.

Competitive Advantages

        Ares Capital believes that it has the following competitive advantages over other capital providers to middle-market companies:

  The Ares Platform

        Ares operates three distinct but complementary investment groups, including the Ares Credit Group, the Ares Private Equity Group and the Ares Real Estate Group. Ares Capital believes Ares' current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for Ares Capital. In particular, Ares Capital believes that the Ares platform provides Ares Capital with an advantage through its deal flow generation and investment evaluation process. Ares' asset management platform also provides additional market information, company knowledge and industry insight that benefit Ares Capital's investment and due diligence process. Ares' professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information.

  Seasoned Management Team

        The investment professionals in the Ares Credit Group and members of Ares Capital's investment adviser's investment committee also have significant experience investing across market cycles. This experience also provides Ares Capital with a competitive advantage in identifying, originating, investing in and managing a portfolio of investments in middle-market companies.

  Broad Origination Strategy

        Ares Capital focuses on self-originating most of Ares Capital's investments by pursuing a broad array of investment opportunities in middle-market companies, venture capital backed businesses and power generation projects across multiple channels. Ares Capital also leverages off of the extensive relationships of the broader Ares platform, including relationships with the portfolio companies in the IHAM Vehicles, to identify investment opportunities. Ares Capital believes that this allows for asset selectivity and that there is a significant relationship between proprietary deal origination and credit performance. Ares Capital believes that Ares Capital's focus on generating proprietary deal flow and lead investing also gives Ares Capital greater control over capital structure, deal terms, pricing and documentation and enables Ares Capital to actively manage Ares Capital's portfolio investments. Moreover, by leading the investment process, Ares Capital is often able to secure controlling positions in credit tranches, thereby providing additional control in investment outcomes. Ares Capital also has originated substantial proprietary deal flow from middle-market intermediaries, which often allows Ares Capital to act as the sole or principal source of institutional capital to the borrower.

  Scale and Flexible Transaction Structuring

        Ares Capital believes that being one of the largest BDCs makes Ares Capital a more desirable and flexible capital provider, especially in competitive markets. Ares Capital is flexible with the types of investments Ares Capital makes and the terms associated with those investments. Ares Capital believes this approach and experience enables Ares Capital's investment adviser to identify attractive investment opportunities throughout economic cycles and across a company's capital structure so Ares Capital can make investments consistent with its stated investment objective and preserve principal while seeking appropriate risk adjusted returns. In addition, Ares Capital has the flexibility to provide "one stop" financing with the ability to invest capital across the balance sheet and syndicate and hold larger investments than many of Ares Capital's competitors. Ares Capital believes that the ability to underwrite, syndicate and hold larger investments benefits Ares Capital stockholders by (1) potentially increasing net income and earnings through syndication, (2) increasing originated deal flow flexibility, (3) broadening market relationships and deal flow, (4) allowing Ares Capital to optimize Ares Capital's portfolio composition and (5) allowing Ares Capital to provide capital to a broader spectrum of middle-market companies, which Ares Capital believes currently have limited access to capital from traditional lending sources. In addition, Ares Capital believes that the ability to provide capital at every level of the balance sheet provides a strong value proposition to middle-market borrowers and Ares Capital's senior debt capabilities provide superior deal origination and relative value analysis capabilities compared to traditional "mezzanine only" lenders.

  Experience with and Focus on Middle-Market Companies

        Ares has historically focused on investments in middle-market companies and Ares Capital benefits from this experience. In sourcing and analyzing deals, Ares Capital's investment adviser benefits from Ares' extensive network of relationships focused on middle-market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has had long-term relationships. Ares Capital believes this network enables Ares Capital to identify well-positioned prospective portfolio company investments. The Ares Credit Group works closely with Ares' other investment professionals. As of March 31, 2016, Ares oversaw a portfolio of investments in approximately 1,000 companies, approximately 495 structured assets and approximately 155 properties across over 50 industries, which provides access to an extensive network of relationships and insights into industry trends and the state of the capital markets.

  Disciplined Investment Philosophy

        In making its investment decisions, Ares Capital's investment adviser has adopted Ares' long-standing, consistent, credit-based investment approach that was developed over 15 years ago by its founders. Specifically, Ares Capital's investment adviser's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment and financial markets and company-specific research and analysis. Its investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, Ares Capital's investment adviser's approach seeks to reduce risk in investments by focusing on:

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  businesses with strong franchises and sustainable competitive advantages;

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  industries with positive long-term dynamics;

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  businesses and industries with cash flows that are dependable and predictable;

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  management teams with demonstrated track records and appropriate economic incentives;

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  rates of return commensurate with the perceived risks;

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  securities or investments that are structured with appropriate terms and covenants; and

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  businesses backed by experienced private equity sponsors.

  Extensive Industry Focus

        Ares Capital seeks to concentrate Ares Capital's investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals have had extensive investment experience. Ares investment professionals have developed long-term relationships with management teams and management consultants in over 50 industries, and have accumulated substantial information and identified potential trends within these industries. In turn, Ares Capital benefits from these relationships, information and identification of potential trends in making investments.

Operating and Regulatory Structure

        Ares Capital's investment activities are managed by Ares Capital's investment adviser, Ares Capital Management, which is a subsidiary of Ares, and supervised by Ares Capital's board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is registered under the Advisers Act. Under Ares Capital's investment advisory and management agreement, Ares Capital has agreed to pay Ares Capital Management base management fees based on Ares Capital's total assets, as defined under the Investment Company Act (other than cash and cash equivalents, but including assets purchased with borrowed funds) ("base management fees"), fees based on Ares Capital's net investment income ("income based fees") and fees based on Ares Capital's net capital gains ("capital gains incentive fees"). See "—Investment Advisory and Management Agreement" below. Ares Operations provides Ares Capital with certain administrative and other services necessary for Ares Capital to operate pursuant to an Amended and Restated Administration Agreement, referred to herein as Ares Capital's "administration agreement." See "—Administration Agreement" below.

        As a BDC, Ares Capital is required to comply with certain regulatory requirements. For example, Ares Capital is not generally permitted to invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than Ares Capital and Ares Capital's downstream affiliates) currently has an investment. However, Ares Capital may co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and Ares Capital's allocation procedures. Certain types of co-investment transactions would only be permitted pursuant to an exemptive order from the SEC, for which Ares Capital has applied. Any such order will be subject to certain terms and conditions. Further there is no assurance that this application for exemptive relief will be granted by the SEC.

        Also, while Ares Capital may borrow funds to make investments, Ares Capital's ability to use debt is limited in certain significant aspects. In particular, BDCs must have at least 200% asset coverage calculated pursuant to the Investment Company Act (i.e., Ares Capital is permitted to borrow one dollar for every dollar Ares Capital has in assets less all liabilities and indebtedness not represented by senior securities issued by Ares Capital) in order to issue senior securities, which requires Ares Capital to finance Ares Capital's investments with at least as much equity as senior securities in the aggregate. Certain of Ares Capital's credit facilities also require that it maintains asset coverage of at least 200%.

        In addition, as a consequence of Ares Capital being a RIC under the Code for U.S. federal income tax purposes, Ares Capital's asset growth is dependent on Ares Capital's ability to raise equity capital through the issuance of common stock. RICs generally must distribute substantially all of their investment company taxable income (as defined under the Code) to stockholders as dividends in order to preserve their status as a RIC and not to be subject to additional U.S. federal corporate-level taxes. This requirement, in turn, generally prevents Ares Capital from using Ares Capital's earnings to support Ares Capital's operations, including making new investments.

Investments

  Ares Capital Portfolio

        Ares Capital has built an investment portfolio of primarily first and second lien senior secured loans, mezzanine debt and, to a lesser extent, equity investments in private middle-market companies. Ares Capital's portfolio is well diversified by industry sector and its concentration to any single issuer is limited.

        Ares Capital's debt investments in corporate borrowers generally range between $30 million and $500 million each, investments in project finance/power generation projects generally range between $10 million and $200 million each and investments in early-stage and/or venture capital-backed companies generally range between $1 million and $25 million each. However, the sizes of Ares Capital's investments may be more or less than these ranges and may vary based on, among other things, Ares Capital's capital availability, the composition of Ares Capital's portfolio and general micro- and macro-economic factors.

        Ares Capital's preferred and/or common equity investments have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, Ares Capital may increase the size or change the nature of these investments.

        In addition, the proportion of these types of investments will change over time given Ares Capital's views on, among other things, the economic and credit environment in which Ares Capital is operating. In connection with Ares Capital's investing activities, Ares Capital may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of Ares Capital's expected final hold size. In such situations, while Ares Capital may initially agree to fund up to a certain dollar amount of an investment, Ares Capital may subsequently syndicate a portion of such amount such that Ares Capital is left with a smaller investment than what was reflected in Ares Capital's original commitment. Ares Capital may also syndicate a "first out" loan to an investor and retain a "last out" loan, in which case the "first out" loan will generally receive priority with respect to payments of principal, interest and any other amounts due thereunder. In addition to originating investments, Ares Capital may also acquire investments in the secondary market (including purchases of a portfolio of investments).

        Ares Capital makes senior secured loans primarily in the form of first lien loans (including unitranche loans) and second lien loans. Ares Capital's senior secured loans generally have terms of three to 10 years. In connection with Ares Capital's senior secured loans Ares Capital generally receives a security interest in certain of the assets of the borrower and consequently such assets serve as collateral in support of the repayment of such senior secured loans. Senior secured loans are generally exposed to the least amount of credit risk because they typically hold a senior position with respect to scheduled interest and principal payments and security interests in assets of the borrower. However, unlike mezzanine debt, senior secured loans typically do not receive any stock, warrants to purchase stock or other yield enhancements. Senior secured loans may include both revolving lines of credit and term loans.

        Structurally, mezzanine debt usually ranks subordinate in priority of payment to senior secured loans and is often unsecured. However, mezzanine debt ranks senior to preferred and common equity in a borrower's capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments and will often provide lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of an equity co-investment and/or warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than senior secured loans. The equity co-investment and warrants (if any) associated with a mezzanine debt investment typically allow lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Equity issued in connection with mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

        In making an equity investment, in addition to considering the factors discussed under "—Investment Selection" below, Ares Capital also considers the anticipated timing of a liquidity event, such as a public offering, sale of the company or redemption of Ares Capital's equity securities.

        While Ares Capital's primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, Ares Capital also may invest up to 30% of Ares Capital's portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "—Regulation" below. Specifically, as part of this 30% basket, Ares Capital may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

        In the first quarter of 2011, the staff of the SEC (the "Staff") informally communicated to certain BDCs the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under the Investment Company Act) (i.e., not eligible to be included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the SEC issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company." Ares Capital provided a comment letter in respect of the Concept Release and continue to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, Ares Capital has, solely for purposes of calculating the composition of Ares Capital's portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SDLP (as defined below) and the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with Ares Capital's position.

  Co-Investment Programs

  Senior Direct Lending Program

        In December 2015, Ares Capital established a co-investment program with Varagon Capital Partners ("Varagon") to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, to U.S. middle-market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. (NYSE:AIG) and other partners. The co-investment program is called the Senior Direct Lending Program (the "SDLP"). It is expected that the SDLP will commit and hold individual loans of up to $300 million. Ares Capital may directly co-invest with the SDLP to accommodate larger transactions. Ares Capital will provide capital to the SDLP in the form of subordinated certificates (the "SDLP Certificates"), and Varagon and its clients will provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. It is expected that Ares Capital and Varagon will own 87.5% and 12.5%, respectively, of any outstanding SDLP Certificates.

        As of March 31, 2016, Ares Capital and Varagon had agreed to make capital available to the SDLP of $2.9 billion in the aggregate, of which no amounts were funded. The SDLP will be capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of ours and Varagon (with approval from a representative of each required). As of March 31, 2016, Ares Capital had agreed to make available to the SDLP (subject to the approval of the investment committee of the SDLP as described above) approximately $591 million, of which no amounts were committed or funded. The SDLP Certificates will pay a coupon of London Interbank Offered Rate ("LIBOR") plus a stated spread and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes.

  Senior Secured Loan Program

        Ares Capital and GE have co-invested in first lien senior secured loans of middle market companies through the SSLP. The SSLP has been capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of ours and GE (with approval from a representative of each required). Ares Capital has provided capital to the SSLP in the form of SSLP Certificates.

        In August 2015, GE completed the sale of its U.S. Sponsor Finance business, through which GE had participated with Ares Capital in the SSLP, to CPPIB. This sale excluded GE's interest in the SSLP, and Ares Capital and GE continue to operate the SSLP. Ares Capital and GE no longer have an obligation to present senior secured lending investment opportunities to the SSLP and since June 30, 2015, the SSLP has not made any investments related to new portfolio companies; however, Ares Capital and GE may provide capital to support the SSLP's funding of existing commitments (see below) and other amounts to its portfolio companies. On August 24, 2015, Ares Capital was advised that GECC, as the holder of the Senior Notes, directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes Ares Capital). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. Prior to closing the sale to CPPIB, GE had announced its intention to provide Ares Capital and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between Ares Capital and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner. Ares Capital has been in dialogue with GE and CPPIB to determine if there is an opportunity to work together; however, to date there has been no agreement in respect of the SSLP as a result of these discussions and there can be no assurance that such discussions will continue or any such agreement will be reached. In addition to discussions with CPPIB and GECC, Ares Capital is also exploring other options with respect to the SSLP's portfolio, although there can be no assurance that Ares Capital will pursue any of them.

        As of March 31, 2016, Ares Capital and GE had funded approximately $7.6 billion in aggregate principal amount to the SSLP. As discussed above, Ares Capital anticipates that no new investments will be made by the SSLP and that Ares Capital and GE will only provide additional capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. As of March 31, 2016, the SSLP had commitments to fund delayed draw loans to certain of its portfolio companies of $145.4 million, which had been approved by the investment committee of the SSLP as described above. As of March 31, 2016, Ares Capital had funded approximately $2.0 billion in aggregate principal amount to the SSLP. Additionally, as of March 31, 2016, Ares Capital had commitments to co-invest in the SSLP for Ares Capital's portion of the SSLP's commitments to fund delayed draw loans to portfolio companies of up to $23.6 million. As of March 31, 2016, the fair value of the SSLP Certificates held by Ares Capital was $1.9 billion at fair value (including unrealized depreciation of $48.7 million), which represented approximately 21% of Ares Capital's total portfolio at fair value. As of March 31, 2016, the SSLP had 38 different underlying borrowers. For more information on the SSLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations of Ares Capital—Portfolio and Investment Activity—Senior Secured Loan Program."

  Ivy Hill Asset Management, L.P.

        As of March 31, 2016, Ares Capital's portfolio company, IHAM, an SEC registered investment adviser, managed 16 vehicles and served as the sub-manager/sub-servicer for three other vehicles (such vehicles, the "IHAM Vehicles"). As of March 31, 2016, IHAM had assets under management of approximately $3.6 billion. As of March 31, 2016, the amortized cost and fair value of Ares Capital's investment in IHAM was $171.0 million and $232.9 million, respectively. In connection with IHAM's registration as a registered investment adviser, on March 30, 2012, Ares Capital received exemptive relief from the SEC allowing Ares Capital to, subject to certain conditions, own directly or indirectly up to 100% of IHAM's outstanding equity interests and make additional investments in IHAM. From time to time, IHAM or certain IHAM Vehicles may purchase investments from Ares Capital or sell investments to Ares Capital, in each case for a price equal to the fair market value of such investments determined at the time of such transactions. See Note 4 to Ares Capital's consolidated financial statements for the three months ended March 31, 2016 and for the year ended December 31, 2015 for more information about IHAM.

  Industry Composition

        Ares Capital generally seeks to invest in companies in the industries in which Ares' investment professionals have direct expertise. The following is a representative list of the industries in which Ares Capital has invested:

  •
  Aerospace and Defense

  •
  Automotive Services

  •
  Business Services

  •
  Consumer Products

  •
  Containers and Packaging

  •
  Education

  •
  Environmental Services

  •
  Financial Services

  •
  Food and Beverage

  •
  Healthcare Services

  •
  Investment Funds and Vehicles

  •
  Manufacturing

  •
  Oil and Gas

  •
  Other Services

  •
  Power Generation

  •
  Restaurant and Food Services

  •
  Retail

  •
  Telecommunications

        However, Ares Capital may invest in other industries if Ares Capital is presented with attractive opportunities.

        The industrial and geographic compositions of Ares Capital's portfolio at fair value as of March 31, 2016 and December 31, 2015 were as follows:

	As of
	March 31, 2016	December 31, 2015
Industry
Investment Funds and Vehicles(1)	21.2%	21.2%
Healthcare Services	14.7	14.6
Other Services	9.2	9.0
Consumer Products	7.7	7.7
Power Generation	6.6	6.3
Business Services	6.2	5.3
Manufacturing	5.8	6.0
Financial Services	4.3	4.6
Education	3.8	4.6
Restaurants and Food Services	3.6	3.5
Oil and Gas	3.0	2.9
Containers and Packaging	2.8	2.8
Food and Beverage	2.4	2.5
Automotive Services	2.4	2.3
Commercial Real Estate Finance	1.1	1.1
Other	5.2	5.6

Total	100.0%	100.0%

(1)
Includes Ares Capital's investment in the SSLP, which had made first lien senior secured loans to 38 and 41 different borrowers as of March 31, 2016 and December 31, 2015, respectively.

  The portfolio companies in the SSLP are in industries similar to the companies in Ares Capital's portfolio.

	As of
	March 31, 2016	December 31, 2015
Geographic Region
West(1)	38.1%	37.9%
Midwest	24.0	23.8
Southeast	20.5	20.3
Mid Atlantic	13.1	13.7
Northeast	2.4	2.3
International	1.9	2.0

Total	100.0%	100.0%

(1)
Includes Ares Capital's investment in the SSLP, which represented 20.8% and 20.8% of the total investment portfolio at fair value as of March 31, 2016 and December 31, 2015, respectively.

        As of March 31, 2016, 1.3% of total investments at amortized cost (or 0.6% of total investments at fair value) were on non-accrual status. As of December 31, 2015, 2.6% of total investments at amortized cost (or 1.7% of total investments at fair value) were on non-accrual status.

        Since Ares Capital's IPO on October 8, 2004 through March 31, 2016, Ares Capital's exited investments resulted in an aggregate cash flow realized internal rate of return to Ares Capital of approximately 13% (based on original cash invested, net of syndications, of approximately $12.5 billion and total proceeds from such exited investments of approximately $15.3 billion). Approximately 69% of these exited investments resulted in an aggregate cash flow realized internal rate of return to Ares Capital of 10% or greater.

        The aggregate cash flow realized internal rate of return, original cash invested, net of syndications, and total proceeds, in each case from exited investments, are listed below from Ares Capital's IPO on October 8, 2004 through the end of each period shown below.

	Exited Investments IPO through
(dollar amounts in millions)	March 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007	December 31, 2006	December 31, 2005	December 31, 2004
Realized internal rate of return to Ares Capital(1)	13%	13%	13%	13%	13%	14%	15%	14%	19%	21%	26%	41%	17%
Original cash invested, net of syndications	$12,457	$12,170	$9,883	$7,717	$6,817	$4,638	$2,696	$1,220	$923	$684	$424	$119	$28
Total proceeds	$15,273	$14,903	$12,121	$9,445	$8,264	$5,627	$3,256	$1,405	$1,104	$818	$511	$140	$32

(1)
Internal rate of return is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of expenses related to investments as these expenses are not allocable to specific investments. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of a debt investment or sale of an investment or through the determination that no further consideration was collectible and, thus, a loss may have been realized.

        Additionally, since Ares Capital's IPO on October 8, 2004 through March 31, 2016, Ares Capital's realized gains exceeded Ares Capital's realized losses by approximately $506 million (excluding a one-time gain on the acquisition of Allied Capital Corporation in April 2010 (the "Allied Acquisition") and realized gains/losses from the extinguishment of debt and other assets). For the same time period,

Ares Capital's average annualized net realized gain rate was approximately 1.1% (excluding a one-time gain on the Allied Acquisition and realized gains/losses from the extinguishment of debt and from other assets). Net realized gain/loss rates for a particular period are the amount of net realized gains/losses during such period divided by the average quarterly investments at amortized cost in such period.

        Information included herein regarding internal rates of return, realized gains and losses and annualized net realized gain rates are historical results relating to Ares Capital's past performance and are not necessarily indicative of future results, the achievement of which cannot be assured.

Investment Selection

        Ares' investment philosophy was developed over 15 years ago and has remained consistent and relevant throughout a number of economic cycles. Ares Capital is managed using a similar investment philosophy used by the investment professionals of Ares in respect of its other investment funds.

        This investment philosophy involves, among other things:

  •
  an assessment of the overall macroeconomic environment and financial markets and how such assessment may impact industry and asset selection;

  •
  company-specific research and analysis; and

  •
  with respect to each individual company, an emphasis on capital preservation, low volatility and minimization of downside risk.

        The foundation of Ares' investment philosophy is intensive credit investment analysis, a portfolio management discipline based on both market technicals and fundamental value-oriented research, and diversification strategy. Ares Capital follows a rigorous investment process based on:

  •
  a comprehensive analysis of issuer creditworthiness, including a quantitative and qualitative assessment of the issuer's business;

  •
  an evaluation of management and its economic incentives;

  •
  an analysis of business strategy and industry trends; and

  •
  an in-depth examination of capital structure, financial results and projections.

        Ares Capital seeks to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on the relative value of the investment across the industry as well as for the specific company.

  Intensive Due Diligence

        The process through which an investment decision is made involves extensive research into the target company, its industry, its growth prospects and its ability to withstand adverse conditions. If the senior investment professional responsible for the potential transaction determines that an investment opportunity should be pursued, Ares Capital will engage in an intensive due diligence process. Approximately 30–40% of the investments initially reviewed by Ares Capital proceed to this phase. Though each transaction will involve a somewhat different approach, the regular due diligence steps generally undertaken include:

  •
  meeting with the target company's management team to get a detailed review of the business, and to probe for potential weaknesses in business prospects;

  •
  checking management's backgrounds and references;

  •
  performing a detailed review of historical financial performance, including performance through various economic cycles, and the quality of earnings;

  •
  reviewing both short and long term projections of the business, and sensitizing them for both upside and downside risk;

  •
  visiting headquarters and company operations and meeting with top and middle-level executives;

  •
  contacting customers and vendors to assess both business prospects and standard practices;

  •
  conducting a competitive analysis, and comparing the issuer to its main competitors on an operating, financial, market share and valuation basis;

  •
  researching the industry for historic growth trends and future prospects as well as to identify future exit alternatives (including available Wall Street research, industry association literature and general news);

  •
  assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth; and

  •
  investigating legal risks and financial and accounting systems.

  Selective Investment Process

        After an investment has been identified and preliminary diligence has been completed, a credit research and analysis report is prepared. This report is reviewed by the senior investment professional in charge of the potential investment. If such senior and other investment professionals are in favor of the potential investment, then it is first presented to an underwriting committee, which is comprised of certain senior members of the Ares Credit Group.

        After the investment is approved by the underwriting committee, a more extensive due diligence process is employed by the transaction team. Additional due diligence with respect to any investment may be conducted on Ares Capital's behalf by attorneys, independent accountants, and other third party consultants and research firms prior to the closing of the investment, as appropriate on a case-by-case basis. Approximately 7–10% of all investments initially reviewed by Ares Capital will be presented to the investment committee. Approval of an investment for funding requires the approval of the majority of the investment committee of Ares Capital's investment adviser, although unanimous consent is sought.

  Issuance of Formal Commitment

        Once Ares Capital has determined that a prospective portfolio company is suitable for investment, Ares Capital works with the management and/or sponsor of that company and its other capital providers, including senior, junior and equity capital providers, if any, to finalize the structure of the investment. Approximately 5–7% of the investments initially reviewed by Ares Capital eventually result in the issuance of formal commitments and the closing of such transactions.

  Debt Investments

        Ares Capital invests in portfolio companies primarily in the form of first lien senior secured loans (including unitranche loans), second lien senior secured loans and mezzanine debt. The first and second lien senior secured loans generally have terms of three to 10 years. In connection with Ares Capital's first and second lien senior secured loans Ares Capital generally receives security interests in certain assets of its portfolio companies that could serve as collateral in support of the repayment of such loans. First and second lien senior secured loans generally have floating interest rates, which may have LIBOR floors, and also may provide for some amortization of principal and excess cash flow payments, with the remaining principal balance due at maturity.

        Ares Capital structures its mezzanine investments primarily as unsecured subordinated loans that provide for relatively higher fixed interest rates. The mezzanine debt investments generally have terms of up to 10 years. These loans typically have interest-only payments, with amortization of principal, if any, deferred to the later years of the mezzanine investment. In some cases, Ares Capital may enter into loans that, by their terms, convert into equity or additional debt or defer payments of interest (or at least cash interest) for the first few years after Ares Capital's investment. Also, in some cases Ares Capital's mezzanine debt will be secured by a subordinated lien on some or all of the assets of the borrower.

        In some cases, Ares Capital's debt investments may provide for a portion of the interest payable to be PIK interest. To the extent interest is PIK, it will be payable through the increase of the principal amount of the loan by the amount of interest due on the then-outstanding aggregate principal amount of such loan.

        In the case of Ares Capital's first and second lien senior secured loans and mezzanine debt, Ares Capital tailors the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect Ares Capital's rights and manage Ares Capital's risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of Ares Capital's portfolio companies, Ares Capital will seek, where appropriate, to limit the downside potential of Ares Capital's investments by:

  •
  targeting a total return on Ares Capital's investments (including both interest and potential equity appreciation) that compensates Ares Capital for credit risk;

  •
  incorporating "put" rights, call protection and LIBOR floors for floating rate loans, into the investment structure; and

  •
  negotiating covenants in connection with Ares Capital's investments that afford Ares Capital's portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of Ares Capital's capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

        Ares Capital generally requires financial covenants and terms that require an issuer to reduce leverage, thereby enhancing credit quality. These methods include: (1) maintenance leverage covenants requiring a decreasing ratio of indebtedness to cash flow over time, (2) maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures and (3) indebtedness incurrence prohibitions, limiting a company's ability to take on additional indebtedness. In addition, by including limitations on asset sales and capital expenditures Ares Capital may be able to prevent a borrower from changing the nature of its business or capitalization without Ares Capital's consent.

        Ares Capital's debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants Ares Capital receives with its debt investments may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, Ares Capital may achieve additional investment return from this equity interest. Ares Capital may structure the warrants to provide provisions protecting Ares Capital's rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In many cases, Ares Capital also obtains registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

  Equity Investments

        To a lesser extent, Ares Capital also makes preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, Ares Capital may increase the size or change the nature of these investments.

Acquisition Opportunities

        Ares Capital believes the recent volatility in the credit markets has increased the likelihood of further consolidation in Ares Capital's industry. To that end, in addition to the transaction, Ares Capital is evaluating (and expects to continue to evaluate in the future) a number of additional potential strategic opportunities, including acquisitions of:

  •
  asset portfolios;

  •
  other private and public finance companies, business development companies and asset managers; and

  •
  selected secondary market assets.

        In this regard, on May 23, 2016 Ares Capital entered into a definitive agreement to acquire American Capital. See American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—General Description of the Transactions" for more information.

        Ares Capital has been in, and from time to time may engage in, discussions with counterparties in respect of various potential strategic acquisition and investment transactions, including potential acquisitions of other finance companies, business development companies and asset managers. Some of these transactions could be material to Ares Capital's business and, if consummated, could be difficult to integrate, result in increased leverage or dilution and/or subject Ares Capital to unexpected liabilities. However, other than in connection with the Transactions, none of these discussions has progressed to the point at which the consummation of any such transaction could be deemed to be probable or reasonably certain as of the date of this document. Consummation of any such transaction would be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of Ares Capital's board of directors, any required third party consents and, in certain cases, the approval of Ares Capital stockholders. Ares Capital cannot predict how quickly the terms of any such transaction could be finalized, if at all. Accordingly, there can be no assurance that such transaction would be consummated. In connection with evaluating potential strategic acquisition and investment transactions, Ares Capital has, and may in the future, incur significant expenses for the evaluation and due diligence investigation of these potential transactions.

On-Going Relationships With and Monitoring of Portfolio Companies

        Ares Capital closely monitors each investment it makes, maintains a regular dialogue with both the management team and other stakeholders and seeks specifically tailored financial reporting. In addition, senior investment professionals may take board seats or obtain board observation rights in connection with Ares Capital's portfolio companies. As of March 31, 2016, of Ares Capital's 220 portfolio companies, Ares Capital was entitled to board seats or board observation rights on 37% of these companies and these companies represented approximately 63% of Ares Capital's portfolio at fair value.

        Ares Capital seeks to exert significant influence post-investment, in addition to covenants and other contractual rights and through board participation, when appropriate, by actively working with management on strategic initiatives. Ares Capital often introduces managers of companies in which it has invested to other portfolio companies to capitalize on complementary business activities and best practices.

        Ares Capital's investment adviser employs an investment rating system to categorize Ares Capital's investments. In addition to various risk management and monitoring tools, Ares Capital's investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to Ares Capital's initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to Ares Capital's initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to Ares Capital's initial cost basis that is similar to the risk to Ares Capital's initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to Ares Capital's ability to ultimately recoup the cost of Ares Capital's investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to Ares Capital's ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to Ares Capital's ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is anticipated that Ares Capital will not recoup its initial cost basis and may realize a substantial loss of its initial cost basis upon exit. For investments graded 1 or 2, Ares Capital's investment adviser enhances its level of scrutiny over the monitoring of such portfolio company. The grade of a portfolio investment may be reduced or increased over time.

        As of March 31, 2016, the weighted average grade of Ares Capital's portfolio at fair value was 3.0. For more information, see "Management's Discussion and Analysis of Financial Condition and Results of Operations of Ares Capital—Portfolio and Investment Activity."

Managerial Assistance

        As a BDC, Ares Capital must offer, and must provide upon request, significant managerial assistance to certain of Ares Capital's portfolio companies. This assistance could involve, among other things, monitoring the operations of Ares Capital's portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Ares Operations may provide all or a portion of this assistance pursuant to Ares Capital's administration agreement, the costs of which will be reimbursed by Ares Capital. Ares Capital may receive fees for these services.

Competition

        Ares Capital's primary competitors include public and private funds, commercial and investment banks, commercial finance companies, other BDCs and private equity funds, each of which Ares Capital competes with for financing opportunities. Many of Ares Capital's competitors are substantially larger and have considerably greater financial and marketing resources than Ares Capital does. For example, some competitors may have access to funding sources that are not available to Ares Capital. In addition, some of Ares Capital's competitors may have higher risk tolerances or different risk assessments, which could allow them to consider more investments and establish more relationships than Ares Capital does. Furthermore, many of Ares Capital's competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on Ares Capital as a BDC. For additional information concerning the competitive risks Ares Capital faces, see "Risk Factors—Risks Relating to Ares Capital—Ares Capital operates in a highly competitive market for investment opportunities".

        Ares Capital believes that the relationships of the members of Ares Capital's investment adviser's investment committee and of the partners of Ares enable Ares Capital to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which Ares Capital seeks to invest. Ares Capital believes that Ares' professionals' deep and long-standing direct sponsor relationships and the resulting proprietary transaction opportunities that these relationships often present, provide valuable insight and access to transactions and information. Ares Capital uses the industry information of Ares' investment professionals to which Ares Capital has access to assess investment risks and determine appropriate pricing for Ares Capital's investments in portfolio companies.

Staffing

        Ares Capital does not currently have any employees and do not expect to have any employees. Services necessary for Ares Capital's business are provided by individuals who are employees or affiliates of Ares Capital's investment adviser, Ares Capital Management, and Ares Capital's administrator, Ares Operations, each of which is a subsidiary of Ares Management, pursuant to the terms of Ares Capital's investment advisory and management agreement and Ares Capital's administration agreement, respectively, each as described below. Each of Ares Capital's executive officers is an employee or affiliate of Ares Capital's investment adviser or Ares Capital's administrator. Ares Capital's day-to-day investment activities are managed by Ares Capital's investment adviser. Most of the services necessary for the origination of Ares Capital's investment portfolio are provided by investment professionals employed by Ares Capital Management. Ares Capital Management had approximately 90 U.S.-based investment professionals as of March 31, 2016 who focus on origination, transaction development, investment and the ongoing monitoring of Ares Capital's investments. See "—Investment Advisory and Management Agreement" below. Ares Capital reimburses both Ares Capital's investment adviser and Ares Capital's administrator for a certain portion of expenses incurred in connection with such staffing, as described in more detail below. Because Ares Capital has no employees, Ares Capital does not have a formal employee relations policy.

Properties

        Ares Capital does not own any real estate or other physical properties materially important to Ares Capital's operation. Ares Capital's headquarters are currently located at 245 Park Avenue, 44th Floor, New York, New York 10167. Ares Capital is party to office leases pursuant to which Ares Capital is leasing office facilities from third parties. For certain of these office leases, Ares Capital has also entered into separate subleases with Ares Management LLC and IHAM, pursuant to which Ares Management LLC, the sole member of Ares Capital Management, and IHAM sublease a portion of these leases. Ares Management LLC has also entered into separate subleases with Ares Capital, pursuant to which Ares Capital subleases certain office spaces from Ares Management LLC.

Legal Proceedings

        Ares Capital is party to certain lawsuits in the normal course of business, such as various legal proceedings that Ares Capital assumed in connection with the Allied Acquisition. Furthermore, third parties may try to seek to impose liability on Ares Capital in connection with Ares Capital's activities or the activities of Ares Capital's portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, Ares Capital does not expect that these legal proceedings will materially affect Ares Capital's business, financial condition or results of operations.

        On May 20, 2013, Ares Capital was named as one of several defendants in an action (the "Action") filed in the United States District Court for the Eastern District of Pennsylvania (the "Pennsylvania Court") by the bankruptcy trustee of DSI Renal Holdings LLC and two related companies. On March 17, 2014, the Action was transferred to the United States District Court for the District of Delaware (the "Delaware Court") pursuant to a motion filed by the defendants and granted by the Pennsylvania Court. On May 6, 2014, the Delaware Court referred the Action to the United States Bankruptcy Court for the District of Delaware. The complaint in the Action alleges, among other things, that each of the named defendants participated in a purported "fraudulent transfer" involving the restructuring of a subsidiary of DSI Renal Holdings LLC. Among other things, the complaint seeks, jointly and severally from all defendants, (1) damages of approximately $425 million, of which the complaint states Ares Capital's individual share is approximately $117 million, and (2) punitive damages. Ares Capital is currently unable to assess with any certainty whether Ares Capital may have any exposure in the Action. Ares Capital believes the plaintiff's claims are without merit and intend to vigorously defend ourselves in the Action.

        American Capital and Ares Capital are aware that two lawsuits have been filed by stockholders of American Capital challenging the mergers. These legal proceedings could delay or prevent the Transactions from becoming effective within the agreed upon timeframe or at all, and, if the mergers are completed, may be material to the results of operations, cash flows or financial condition of the combined company. It is possible that third parties could try to seek to impose liability against the combined company in connection with this matter or other potential legal proceedings.

        On or about June 24, 2016, Larry Sutton filed a putative shareholder class action allegedly on behalf of holders of the common stock of American Capital against the members of American Capital's board of directors in the Circuit Court for Montgomery County, Maryland in connection with the mergers. The action alleges that the American Capital's directors failed to adequately discharge their fiduciary duties to the public shareholders of American Capital by failing to take steps necessary to obtain for the shareholders the highest value available in the marketplace for their shares in the proposed mergers. The complaint further alleges that the directors exacerbated this failure by including deal protection devices in the proposed mergers that precluded other bidders from making a higher offer to American Capital. A purported claim is asserted against Ares Capital for aiding and abetting American Capital's directors' alleged breaches of their fiduciary duties. The complaint seeks to enjoin the shareholder vote on the proposed merger between Ares Capital and American Capital until the company adopts a process to obtain a merger providing the best available terms for the shareholders. In the event that the proposed mergers are completed, the complaint seeks to recover compensatory damages for all losses resulting from the alleged breaches of fiduciary duty. Ares Capital believes that this claim is without merit and intends to vigorously defend against it.

        On or about July 12, 2016, Renee J. Bercury, Renee J. Bercury IRA, William T. Bercury, William T. Bercury IRA, Atha P. Bercury, John G. Bercury, and Bercury Homes, Ltd. filed a putative shareholder class action allegedly on behalf of holders of the common stock of American Capital against the members of American Capital's board of directors in the Circuit Court for Montgomery County, Maryland. The action alleges that American Capital's directors failed to adequately discharge their fiduciary duties to the public shareholders of American Capital by failing to take steps necessary to obtain for the shareholders the highest value available in the marketplace for their shares in the proposed mergers. The complaint further alleges that the proposed merger was the product of flawed sales process due to the directors' conflicts of interest and use of deal protection devices in the proposed merger with Ares Capital that precluded other bidders from making a higher offer to

American Capital. A purported claim is asserted against Ares Capital for aiding and abetting American Capital's directors' alleged breaches of their fiduciary duties. The complaint seeks to enjoin the shareholder vote on the merger until the company adopts a process to obtain a merger providing the best available terms for the shareholders. In the event that the proposed mergers are consummated, the complaint seeks to recover compensatory damages for all losses resulting from the alleged breaches of fiduciary duty. Ares Capital believes that this claim is without merit and intends to vigorously defend against it.

 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF ARES CAPITAL

        The information contained in this section should be read in conjunction with the "Selected Condensed Consolidated Financial Data of Ares Capital," the "Unaudited Selected Pro Forma Condensed Consolidated Financial Data," the "Unaudited Pro Forma Condensed Consolidated Financial Statements" and Ares Capital's and American Capital's financial statements and notes thereto appearing elsewhere in this document.

        Ares Capital cannot assure you that the Transactions will be completed as scheduled, or at all. See "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement" for a description of the terms of the Transactions, "Risk Factors—Risks Relating to the Transactions" for a description of the risks that the combined company may face if the Transactions are completed.

Overview

        Ares Capital is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. Ares Capital has elected to be regulated as a BDC under the Investment Company Act.

        Ares Capital is externally managed by Ares Capital Management, a subsidiary of Ares Management, a publicly traded, leading global alternative asset manager, pursuant to Ares Capital's investment advisory and management agreement. Ares Capital's administrator, Ares Operations, a subsidiary of Ares Management, provides certain administrative and other services necessary for Ares Capital to operate.

        Ares Capital's investment objective is to generate both current income and capital appreciation through debt and equity investments. Ares Capital invests primarily in first lien senior secured loans (including unitranche loans), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component like warrants.

        To a lesser extent, Ares Capital also makes preferred and/or common equity investments, which have generally been non-control equity investments, of less than $20 million (usually in conjunction with a concurrent debt investment). However, Ares Capital may increase the size or change the nature of these investments.

        Since Ares Capital's IPO on October 8, 2004 through March 31, 2016, Ares Capital's exited investments resulted in an aggregate cash flow realized internal rate of return to Ares Capital of approximately 13% (based on original cash invested, net of syndications, of approximately $12.5 billion and total proceeds from such exited investments of approximately $15.3 billion). Internal rate of return is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of expenses related to investments as these expenses are not allocable to specific investments. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of a debt investment or sale of an investment or through the determination that no further consideration was collectible and, thus, a loss may have been realized. Approximately 69% of these exited investments resulted in an aggregate cash flow realized internal rate of return to Ares Capital of 10% or greater.

        Additionally, since Ares Capital's IPO on October 8, 2004 through March 31, 2016, Ares Capital's realized gains have exceeded its realized losses by approximately $506 million (excluding a one-time gain on the Allied Acquisition and realized gains/losses from the extinguishment of debt and other assets). For this same time period, Ares Capital's average annualized net realized gain rate was approximately 1.1% (excluding a one-time gain on the Allied Acquisition and realized gains/losses from the extinguishment of debt and other assets). Net realized gain/loss rates for a particular period are the amount of net realized gains/losses during such period divided by the average quarterly investments at amortized cost in such period.

        Information included herein regarding internal rates of return, realized gains and losses and annualized net realized gain rates are historical results relating to Ares Capital's past performance and are not necessarily indicative of future results, the achievement of which cannot be assured.

        As a BDC, Ares Capital is required to comply with certain regulatory requirements. For instance, Ares Capital generally has to invest at least 70% of Ares Capital's total assets in "qualifying assets," including securities and indebtedness of private U.S. companies and certain public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. Ares Capital also may invest up to 30% of Ares Capital's portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation of Ares Capital." Specifically, as part of this 30% basket, Ares Capital may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

        Ares Capital has elected to be treated as a RIC under the Code, and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, Ares Capital must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its stockholders generally at least 90% of Ares Capital's investment company taxable income, as defined by the Code, for each year. Pursuant to this election, Ares Capital generally will not have to pay U.S. federal corporate-level taxes on any income that Ares Capital distributes to its stockholders provided that Ares Capital satisfies those requirements.

Portfolio and Investment Activity

        Ares Capital's investment activity for the three months ended March 31, 2016 and 2015 and for the years ended December 31, 2015, 2014 and 2013 are presented below (information presented herein is at amortized cost unless otherwise indicated).

	For the Three Months Ended March 31,		For the Years Ended December 31,
(dollar amounts in millions)	2016	2015	2015	2014	2013
New investment commitments(1):
New portfolio companies	$276.0	$252.9	$2,482.4	$2,283.8	$2,148.5
Existing portfolio companies(2)	194.6	247.3	1,334.2	2,294.8	1,854.4

Total new investment commitments(3)	470.6	500.2	3,816.6	4,578.6	4,002.9
Less:
Investment commitments exited(4)	484.3	1,123.3	3,816.0	3,539.8	1,840.0

Net investment commitments (exited)	$(13.7)	$(623.1)	$0.6	$1,038.8	$2,162.9
Principal amount of investments funded:
First lien senior secured loans	$272.2	$133.0	$2,070.6	$2,642.1	$2,011.1
Second lien senior secured loans	157.3	380.5	1,232.2	1,046.9	602.8
Subordinated certificates of the SSLP(5)	3.0	33.3	228.7	463.6	652.5
Senior subordinated debt	59.3	28.8	257.1	298.8	181.0
Preferred equity securities	5.5	—	89.3	13.7	1.8
Other equity securities	1.0	2.1	27.1	69.2	44.0

Total	$498.3	$577.7	$3,905.0	$4,534.3	$3,493.2
Principal amount of investments sold or repaid:
First lien senior secured loans	$282.7	$924.8	$2,948.6	$2,326.0	$885.8
Second lien senior secured loans	160.4	55.9	194.6	444.3	526.1
Subordinated certificates of the SSLP	—	93.2	329.7	174.3	145.2
Senior subordinated debt	29.5	0.9	132.6	143.5	201.0
Preferred equity securities	—	1.3	11.1	31.2	26.3
Other equity securities	10.8	7.5	32.6	88.7	16.8
Commercial real estate	—	0.4	2.1	4.8	0.2

Total	$483.4	$1,084.0	$3,651.3	$3,212.8	$1,801.4
Number of new investment commitments(6)	19	18	86	115	95
Average new investment commitment amount	$24.8	$27.8	$44.4	$39.8	$42.1
Weighted average term for new investment commitments (in months)	59	71	65	73	74
Percentage of new investment commitments at floating rates	81%	94%	89%	90%	89%
Percentage of new investment commitments at fixed rates	17%	6%	8%	8%	10%
Weighted average yield of debt and other income producing securities(7):
Funded during the period at amortized cost	9.8%	10.1%	9.0%	9.0%	9.8%
Funded during the period at fair value(8)	9.7%	10.0%	9.0%	9.0%	9.8%
Exited or repaid during the period at amortized cost	9.3%	7.5%	7.9%	8.3%	9.8%
Exited or repaid during the period at fair value(8)	9.3%	7.5%	7.9%	8.3%	9.7%

(1)
New investment commitments include new agreements to fund revolving credit facilities or delayed draw loans. See "Off Balance Sheet Arrangements" as well as Note 7 to Ares Capital's consolidated financial statements for the three months ended March 31, 2016 and for the year ended December 31, 2015, for more information on Ares Capital's commitments to fund revolving credit facilities or delayed draw loans.

(2)
Includes investment commitments to the SSLP to make co-investments with GE in first lien senior secured loans of middle market companies of $0.0 million and $25.5 million for the three months ended March 31, 2016 and 2015, respectively, and $219.4 million, $494.2 million and $736.6 million for the years ended December 31, 2015, 2014 and 2013, respectively.

(3)
Includes both funded and unfunded commitments. Of these new investment commitments, Ares Capital funded $434.4 million and $427.7 million for the three months ended March 31, 2016 and 2015, respectively, and $3,571.4 million, $4,112.4 million and $3,382.7 million for the years ended December 31, 2015, 2014 and 2013, respectively.

(4)
Includes both funded and unfunded commitments. For the three months ended March 31, 2016 and 2015, investment commitments exited included exits of unfunded commitments of $42.8 million and $70.6 million, respectively. For the years ended December 31, 2015, 2014 and 2013, investment commitments exited included exits of unfunded commitments of $263.1 million, $448.9 million and $113.2 million, respectively.

(5)
See "Senior Secured Loan Program" below and Note 4 to Ares Capital's consolidated financial statements for the three months ended March 31, 2016 and for the year ended December 31, 2015 for more information on the SSLP.

(6)
Number of new investment commitments represents each commitment to a particular portfolio company or a commitment to multiple companies as part of an individual transaction (e.g., the purchase of a portfolio of investments).

(7)
"Weighted average yield of debt and other income producing securities" is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on accruing debt and other income producing securities, divided by (b) the total accruing debt and other income producing securities at amortized cost or at fair value, as applicable.

(8)
Represents fair value for investments in the portfolio as of the most recent prior quarter end, if applicable.

        As of March 31, 2016 and December 31, 2015, Ares Capital's investments consisted of the following:

	As of
	March 31, 2016		December 31, 2015
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First lien senior secured loans	$2,708.8	$2,622.3	$2,735.2	$2,638.8
Second lien senior secured loans	2,941.9	2,864.2	2,944.6	2,861.3
Subordinated certificates of the SSLP(1)	1,938.4	1,889.7	1,935.4	1,884.9
Senior subordinated debt	698.2	691.3	663.0	654.1
Preferred equity securities	458.2	381.8	435.1	375.8
Other equity securities	424.8	622.8	434.4	640.5
Commercial real estate	—	—	—	0.1

Total	$9,170.3	$9,072.1	$9,147.7	$9,055.5

(1)
The proceeds from these certificates were applied to co-investments with GE to fund first lien senior secured loans to 38 and 41 different borrowers as of March 31, 2016 and December 31, 2015, respectively.

        The weighted average yields at amortized cost and fair value of the following portions of Ares Capital's portfolio as of March 31, 2016 and December 31, 2015 were as follows:

	As of
	March 31, 2016		December 31, 2015
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Debt and other income producing securities(1)	10.1%	10.3%	10.1%	10.3%
Total portfolio(2)	9.2%	9.3%	9.1%	9.2%
First lien senior secured loans(2)	8.4%	8.7%	8.2%	8.5%
Second lien senior secured loans(2)	9.6%	9.8%	9.4%	9.7%
Subordinated certificates of the SSLP(2)(3)	11.8%	12.1%	12.0%	12.3%
Senior subordinated debt(2)	11.8%	11.9%	11.6%	11.7%
Income producing equity securities(2)	12.3%	13.1%	11.0%	11.7%

(1)
"Weighted average yield of debt and other income producing securities" is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on accruing debt and other income producing securities, divided by (b) the total accruing debt and other income producing securities at amortized cost or at fair value, as applicable.

(2)
"Weighted average yields at amortized cost" or "weighted average yields at fair value" are computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on the relevant accruing debt and other income producing securities, divided by (b) the total relevant investments at amortized cost or at fair value, as applicable.

(3)
The proceeds from these certificates were applied to co-investments with GE to fund first lien senior secured loans.

        Ares Capital Management, Ares Capital's investment adviser, employs an investment rating system to categorize Ares Capital's investments. In addition to various risk management and monitoring tools, Ares Capital's investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to Ares Capital's initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to Ares Capital's initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to Ares Capital's initial cost basis that is similar to the risk to its initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to Ares Capital's ability to ultimately recoup the cost of its investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to Ares Capital's ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to Ares Capital's ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is anticipated that Ares Capital will not recoup its initial cost basis and may realize a substantial loss of Ares Capital's initial cost basis upon exit. For investments graded 1 or 2, Ares Capital's investment adviser enhances its level of scrutiny over the monitoring of such portfolio company. The grade of a portfolio investment may be reduced or increased over time.

        Set forth below is the grade distribution of Ares Capital's portfolio companies as of March 31, 2016 and December 31, 2015:

	As of
	March 31, 2016				December 31, 2015
(dollar amounts in millions)	Fair Value	%	Number of Companies	%	Fair Value	%	Number of Companies	%
Grade 1	$124.2	1.4%	10	4.5%	$28.6	0.3%	8	3.7%
Grade 2	483.1	5.3%	14	6.4%	445.6	4.9%	16	7.3%
Grade 3	7,640.2	84.2%	175	79.6%	7,824.5	86.4%	174	79.8%
Grade 4	824.6	9.1%	21	9.5%	756.8	8.4%	20	9.2%

Total	$9,072.1	100.0%	220	100.0%	$9,055.5	100.0%	218	100.0%

        As of March 31, 2016 and December 31, 2015, the weighted average grade of the investments in Ares Capital's portfolio at fair value was 3.0 and 3.0, respectively.

        As of March 31, 2016, loans on non-accrual status represented 1.3% and 0.6% of the total investments at amortized cost and at fair value, respectively. As of December 31, 2015, loans on non-accrual status represented 2.6% and 1.7% of the total investments at amortized cost and at fair value, respectively.

  Senior Direct Lending Program

        In December 2015, Ares Capital established a co-investment program with Varagon to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, to U.S. middle-market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. (NYSE:AIG) and other partners. The co-investment program is called the SDLP. It is expected that the SDLP will commit and hold individual loans of up to $300 million. Ares Capital may directly co-invest with the SDLP to accommodate larger transactions. Ares Capital will provide capital to the SDLP in the form of the SDLP Certificates, and Varagon and its clients will provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. It is expected that Ares Capital and Varagon will own 87.5% and 12.5%, respectively, of any outstanding SDLP Certificates.

        As of March 31, 2016, Ares Capital and Varagon had agreed to make capital available to the SDLP of $2.9 billion in the aggregate, of which no amounts were funded. The SDLP will be capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of Ares Capital and Varagon (with approval from a representative of each required). As of March 31, 2016, Ares Capital had agreed to make available to the SDLP (subject to the approval of the investment committee of the SDLP as described above) approximately $591 million, of which no amounts were committed or funded. The SDLP Certificates will pay a coupon of LIBOR plus a stated spread and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes.

        During the three months ended December 31, 2015, Ares Capital entered into an agreement with the SDLP to sell certain of Ares Capital's investments to the SDLP at a mutually agreed upon price on a future date. The value of the agreement with the SDLP will change as the fair value of the identified loans changes and as additional loans are added to such agreement. See Note 6 to Ares Capital's consolidated financial statements for the three months ended March 31, 2016, for more information on the agreement.

  Senior Secured Loan Program

        Ares Capital has co-invested in first lien senior secured loans of middle market companies with GE through the SSLP. The SSLP has been capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of Ares Capital and GE (with approval from a representative of each required). Ares Capital has provided capital to the SSLP in the form of the SSLP Certificates.

        In August 2015, GE completed the sale of its U.S. Sponsor Finance business, through which GE had participated with Ares Capital in the SSLP, to CPPIB. This sale excluded GE's interest in the SSLP, and Ares Capital and GE continue to operate the SSLP. Ares Capital and GE no longer have an obligation to present senior secured lending investment opportunities to the SSLP and since June 30, 2015, the SSLP has not made any investments related to new portfolio companies; however, Ares Capital and GE may provide capital to support the SSLP's funding of existing commitments (see below) and other amounts to its portfolio companies. On August 24, 2015, Ares Capital was advised that GECC, as the holder of the Senior Notes, directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes Ares Capital). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. Prior to closing the sale to CPPIB, GE had announced its intention to provide Ares Capital and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between Ares Capital and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner. Ares Capital has been in dialogue with GE and CPPIB to determine if there is an opportunity to work together; however, to date there has been no agreement in respect of the SSLP as a result of these discussions and there can be no assurance that such discussions will continue or any such agreement will be reached. In addition to discussions with CPPIB and GECC, Ares Capital is also exploring other options with respect to the SSLP's portfolio, although there can be no assurance that Ares Capital will pursue any of them.

        As of March 31, 2016 and December 31, 2015, Ares Capital and GE had outstanding amounts funded of approximately $7.6 billion and $8.5 billion in aggregate principal amount, respectively, to the SSLP. As discussed above, Ares Capital anticipates that no new investments will be made by the SSLP and that Ares Capital and GE will only provide additional capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. As of March 31, 2016 and December 31, 2015, the SSLP had commitments to fund delayed draw loans to certain of its portfolio companies of $145.4 million and $198.6 million, respectively, which had been approved by the investment committee of the SSLP as described above.

        As of March 31, 2016 and December 31, 2015, Ares Capital had outstanding amounts funded of approximately $2.0 billion and $2.0 billion in aggregate principal amount, respectively, to the SSLP. Additionally, as of March 31, 2016 and December 31, 2015, Ares Capital had commitments to co-invest in the SSLP for Ares Capital's portion of the SSLP's commitments to fund delayed draw loans to portfolio companies of up to $23.6 million and $32.6 million, respectively. As discussed above, it is not anticipated that Ares Capital will make new investments through the SSLP.

        As of March 31, 2016 and December 31, 2015, the SSLP had total assets of $7.6 billion and $8.5 billion, respectively. As of March 31, 2016 and December 31, 2015, GE's investment in the SSLP consisted of the Senior Notes of $5.3 billion and $6.2 billion, respectively, and SSLP Certificates of $286.3 million and $285.8 million, respectively. As of March 31, 2016 and December 31, 2015, Ares Capital and GE owned 87.5% and 12.5%, respectively, of the outstanding SSLP Certificates.

        The SSLP Certificates pay a weighted average coupon of LIBOR plus approximately 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SSLP Certificates that is greater than the stated coupon. The SSLP Certificates are junior in right of payment to the Senior Notes held by GE. Ares Capital expects that for so long as principal proceeds from SSLP repayments are directed entirely to repay the Senior Notes as discussed above, the yield on the SSLP Certificates will decline.

        As of March 31, 2016 and December 31, 2015, the portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies. As of March 31, 2016 and December 31, 2015, none of these loans were on non-accrual status. The portfolio companies in the SSLP are in industries similar to the companies in Ares Capital's portfolio.

        Below is a summary of the SSLP's portfolio, followed by a listing of the individual first lien senior secured loans in the SSLP's portfolio as of March 31, 2016 and December 31, 2015:

	As of
(dollar amounts in millions)	March 31, 2016	December 31, 2015
Total first lien senior secured loans(1)	$7,485.9	$8,138.5
Weighted average yield on first lien senior secured loans(2)	6.8%	6.7%
Number of borrowers in the SSLP	38	41
Largest loan to a single borrower(1)	$342.5	$345.9
Total of five largest loans to borrowers(1)	$1,505.4	$1,579.9

(1)
At principal amount.

(2)
Computed as the (a) annual stated interest rate on accruing first lien senior secured loans, divided by (b) total first lien senior secured loans at principal amount.

	SSLP Loan Portfolio as of March 31, 2016
(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount
ADG, LLC	Dental services provider	9/2019	8.1%	$204.0
AMZ Holding Corp.	Specialty chemicals manufacturer	12/2018	6.8%	225.1
Athletico Management, LLC and Accelerated Holdings, LLC	Provider of outpatient rehabilitation services	12/2020	6.3%	306.2
Breg, Inc.	Designer, manufacturer, and distributor of non-surgical orthopedic products for preventative, post-operative and rehabilitative use.	10/2020	6.3%	148.5
Brewer Holdings Corp. and Zywave, Inc.	Provider of software and technology-enabled content and analytical solutions to insurance brokers	3/2021	8.0%	256.6
CIBT Holdings, Inc.(2)(4)	Expedited travel document processing services	12/2018	6.8%	207.1
Connoisseur Media, LLC	Owner and operator of radio stations	6/2019	7.3%	102.3
CWD, LLC	Supplier of automotive aftermarket brake parts	6/2016	7.0%	120.1
DFS Holding Company, Inc.	Distributor of maintenance, repair, and operations parts, supplies, and equipment to the foodservice industry	2/2022	6.5%	192.1
Drayer Physical Therapy Institute, LLC	Outpatient physical therapy provider	7/2018	8.0%	132.9
DTI Holdco, Inc.(2)(4)	Provider of legal process outsourcing and managed services	8/2020	5.8%	290.1
ECI Purchaser Company, LLC	Manufacturer of equipment to safely control pressurized gases	12/2019	6.0%	227.4
Excelligence Learning Corporation	Developer, manufacturer and retailer of educational products	12/2020	6.8%	178.6
Gehl Foods, LLC(4)	Producer of low-acid, aseptic food and beverage products	3/2021	7.5%	158.0
Gentle Communications, LLC	Dental services provider	6/2020	6.5%	85.9
III US Holdings, LLC	Provider of library automation software and systems	6/2018	6.0%	183.5
Implus Footcare, LLC	Provider of footwear and other accessories	4/2021	7.0%	262.1
Intermedix Corporation(3)	Revenue cycle management provider to the emergency healthcare industry	12/2019	5.8%	261.0
Laborie Medical Technologies Corp(4)	Developer and manufacturer of medical equipment	9/2019	7.3%	198.3
Mavis Tire Supply LLC	Auto parts retailer	10/2020	6.3%	241.8
MCH Holdings, Inc.(4)	Healthcare professional provider	1/2020	6.3%	173.8
MWI Holdings, Inc.(2)	Engineered springs, fasteners, and other precision components	3/2019	7.4%	254.3
Oak Parent, Inc.(2)	Manufacturer of athletic apparel	4/2018	7.6%	274.8
Palermo Finance Corporation	Provider of mission-critical integrated public safety software and services to local, state, and federal agencies	11/2020	7.0%	188.1
Penn Detroit Diesel Allison, LLC	Distributor of new equipment and aftermarket parts to the heavy-duty truck industry	10/2019	7.3%	70.7
Pretium Packaging, L.L.C.(4)	Manufacturer and supplier of high performance plastic containers	6/2020	6.3%	216.3
Restaurant Technologies, Inc.	Provider of bulk cooking oil management services to the restaurant and fast food service industries	10/2021	6.8%	228.3
Sanders Industries Holdings, Inc.(4)	Elastomeric parts, mid-sized composite structures, and composite tooling	5/2020	7.0%	77.3

	SSLP Loan Portfolio as of March 31, 2016
(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount
Singer Sewing Company	Manufacturer of consumer sewing machines	6/2017	7.3%	190.0
Square Brands International, LLC	Franchisor and operator of specialty battery and light bulb retail stores	6/2021	6.7%	199.0
STATS Acquisition, LLC	Sports technology, data and content company	6/2020	7.0%	102.2
Strategic Partners, Inc.(4)	Supplier of medical uniforms, specialized medical footwear and accessories	8/2018	7.3%	285.7
TA THI Buyer, Inc. and TA THI Parent, Inc.(4)	Collision repair company	7/2020	6.5%	342.5
The Linen Group	Provider of outsourced commercial linen and laundry services	8/2019	8.0%	95.9
Towne Holdings, Inc.	Provider of contracted hospitality services and parking systems	12/2019	6.8%	179.2
U.S. Anesthesia Partners, Inc.(3)	Anesthesiology service provider	12/2019	6.0%	261.4
WCI-Quantum Holdings, Inc.(4)	Distributor of instructional products, services and resources	10/2020	5.8%	83.9
Woodstream Group, Inc.	Pet products manufacturer	5/2022	7.3%	280.9

				$7,485.9

(1)
Represents the weighted average annual stated interest rate as of March 31, 2016. All interest rates are payable in cash.

(2)
Ares Capital also holds a portion of this company's first lien senior secured loan.

(3)
Ares Capital also holds a portion of this company's second lien senior secured loan.

(4)
Ares Capital holds an equity investment in this company.

	SSLP Loan Portfolio as of December 31, 2015
(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount	Fair Value(2)
ADG, LLC	Dental services provider	9/2019	8.1%	$204.5	$204.5
AMZ Holding Corp.	Specialty chemicals manufacturer	12/2018	6.8%	225.3	220.8
Athletico Management, LLC and Accelerated Holdings, LLC	Provider of outpatient rehabilitation services	12/2020	6.3%	307.0	307.0
Breg, Inc.	Designer, manufacturer, and distributor of non-surgical orthopedic products for preventative, post-operative and rehabilitative use	10/2020	6.3%	148.9	142.9
Brewer Holdings Corp. and Zywave, Inc.	Provider of software and technology-enabled content and analytical solutions to insurance brokers	3/2021	8.0%	257.3	257.3
Cambridge International, Inc.	Manufacturer of custom designed and engineered metal products	4/2018	8.0%	79.5	79.5
CH Hold Corp.	Collision repair company	11/2019	5.5%	345.9	342.4
CIBT Holdings, Inc.(3)(5)	Expedited travel document processing services	12/2018	6.8%	209.0	209.0
Connoisseur Media, LLC	Owner and operator of radio stations	6/2019	7.3%	117.9	114.4
CWD, LLC	Supplier of automotive aftermarket brake parts	6/2016	7.0%	121.3	121.3
DFS Holding Company, Inc.	Distributor of maintenance, repair, and operations parts, supplies, and equipment to the foodservice industry	2/2022	6.5%	192.5	190.6
Drayer Physical Therapy Institute, LLC	Outpatient physical therapy provider	7/2018	8.0%	133.2	131.9
DTI Holdco, Inc.(3)(5)	Provider of legal process outsourcing and managed services	8/2020	5.8%	297.2	288.3
ECI Purchaser Company, LLC	Manufacturer of equipment to safely control pressurized gases	12/2019	6.0%	227.4	220.6
Excelligence Learning Corporation	Developer, manufacturer and retailer of educational products	12/2020	6.8%	179.1	177.3
Gehl Foods, LLC(5)	Producer of low-acid, aseptic food and beverage products	3/2021	7.5%	159.2	157.6
Gentle Communications, LLC	Dental services provider	6/2020	6.5%	83.9	82.3
III US Holdings, LLC	Provider of library automation software and systems	6/2018	6.0%	204.0	204.0
Implus Footcare, LLC	Provider of footwear and other accessories	4/2021	7.0%	262.7	257.4
Intermedix Corporation(4)	Revenue cycle management provider to the emergency healthcare industry	12/2019	5.8%	261.0	258.4
ISS Compressors Industries, Inc.	Provider of repairs, refurbishments and services to the broader industrial end user markets	6/2018	6.5%	172.8	172.8
Laborie Medical Technologies Corp(5)	Developer and manufacturer of medical equipment	9/2019	7.3%	198.9	196.9
Mavis Tire Supply LLC	Auto parts retailer	10/2020	6.3%	242.4	242.4
MCH Holdings, Inc.(5)	Healthcare professional provider	1/2020	6.3%	173.8	173.8
MWI Holdings, Inc.(3)	Engineered springs, fasteners, and other precision components	3/2019	7.4%	254.9	254.9
Oak Parent, Inc.(3)	Manufacturer of athletic apparel	4/2018	7.6%	285.0	285.0
Palermo Finance Corporation	Provider of mission-critical integrated public safety software and services to local, state, and federal agencies	11/2020	7.0%	188.1	188.1
Penn Detroit Diesel Allison, LLC	Distributor of new equipment and aftermarket parts to the heavy-duty truck industry	10/2019	7.3%	70.9	70.9
Pretium Packaging, L.L.C.(5)	Manufacturer and supplier of high performance plastic containers	6/2020	6.3%	217.1	212.7
Restaurant Technologies, Inc.	Provider of bulk cooking oil management services to the restaurant and fast food service industries	10/2021	6.8%	228.9	226.6
Sanders Industries Holdings, Inc.(5)	Elastomeric parts, mid-sized composite structures, and composite tooling	5/2020	7.0%	77.5	77.5

	SSLP Loan Portfolio as of December 31, 2015
(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount	Fair Value(2)
Singer Sewing Company	Manufacturer of consumer sewing machines	6/2017	7.3%	190.0	184.3
Square Brands International, LLC	Franchisor and operator of specialty battery and light bulb retail stores	6/2021	6.7%	199.5	197.5
STATS Acquisition, LLC	Sports technology, data and content company	6/2020	7.0%	102.7	97.6
Strategic Partners, Inc.(5)	Supplier of medical uniforms, specialized medical footwear and accessories	8/2018	7.3%	286.4	286.4
TA THI Buyer, Inc. and TA THI Parent, Inc.(5)	Collision repair company	7/2020	6.5%	343.4	343.4
The Linen Group	Provider of outsourced commercial linen and laundry services	8/2019	8.0%	96.2	95.2
Towne Holdings, Inc.	Provider of contracted hospitality services and parking systems	12/2019	6.8%	166.1	166.1
U.S. Anesthesia Partners, Inc.(4)	Anesthesiology service provider	12/2019	6.0%	261.4	261.4
WCI-Quantum Holdings, Inc.(5)	Distributor of instructional products, services and resources	10/2020	5.8%	84.1	83.3
Woodstream Group, Inc.	Pet products manufacturer	5/2022	7.3%	281.6	276.0

				$8,138.5	$8,060.3

(1)
Represents the weighted average annual stated interest rate as of December 31, 2015. All interest rates are payable in cash.

(2)
Represents the fair value in accordance with ASC 820-10. The determination of such fair value is not included in Ares Capital's board of directors valuation process described elsewhere herein.

(3)
Ares Capital also holds a portion of this company's first lien senior secured loan.

(4)
Ares Capital also holds a portion of this company's second lien senior secured loan.

(5)
Ares Capital holds an equity investment in this company.

        The amortized cost and fair value of Ares Capital's SSLP Certificates were $1.9 billion and $1.9 billion, respectively, as of March 31, 2016, and $1.9 billion and $1.9 billion, respectively, as of December 31, 2015. As described above, the SSLP Certificates pay a weighted average coupon of LIBOR plus approximately 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the underlying loan portfolio, which may result in a return to the holders of the SSLP Certificates that is greater than both the coupon on the SSLP Certificates as well as the weighted average yield on the SSLP's portfolio of 6.8% and 6.7% as of March 31, 2016 and December 31, 2015, respectively. Ares Capital's yield on its investment in the SSLP at amortized cost and fair value was 11.8% and 12.1%, respectively, as of March 31, 2016, and 12.0% and 12.3%, respectively, as of December 31, 2015. For the three months ended March 31, 2016 and 2015, Ares Capital earned interest income of $58.8 million and $68.3 million, respectively, from its investment in the SSLP Certificates.

        Ares Capital is also entitled to certain fees in connection with the SSLP. For the three months ended March 31, 2016 and 2015, in connection with the SSLP, Ares Capital earned capital structuring service, sourcing and other fees totaling $5.8 million and $14.7 million, respectively.

        Selected financial information for the SSLP as of March 31, 2016 and December 31, 2015 and for the three months ended March 31, 2016 and 2015, was as follows:

	As of
(in millions)	March 31, 2016	December 31, 2015
Selected Balance Sheet Information:
Investments in loans receivable, net	$7,442.6	$8,090.0
Cash and other assets	132.5	437.4

Total assets	$7,575.1	$8,527.4

Senior notes	$5,305.2	$6,248.4
Other liabilities	67.8	72.8

Total liabilities	5,373.0	6,321.2
Subordinated certificates and members' capital	2,202.1	2,206.2

Total liabilities and members' capital	$7,575.1	$8,527.4

	For the Three Months Ended March 31,
	2016	2015
Selected Statement of Operations Information:
Total interest and other income	$138.5	$165.2
Interest expense	48.9	57.3
Management and sourcing fees	15.0	18.0
Other expenses	7.8	16.8

Total expenses	71.7	92.1

Net income	$66.8	$73.1

Results of Operations

  For the three months ended March 31, 2016 and 2015

        Operating results for the three months ended March 31, 2016 and 2015 were as follows:

	For the Three Months Ended March 31,
(in millions)	2016	2015
Total investment income	$248.0	$253.2
Total expenses	130.1	128.0

Net investment income before income taxes	117.9	125.2
Income tax expense, including excise tax	5.2	3.5

Net investment income	112.7	121.7
Net realized gains on investments and foreign currency transactions	27.3	31.7
Net unrealized losses on investments, foreign currency and other transactions	(8.5)	(49.0)
Realized losses on extinguishment of debt	—	(3.8)

Net increase in stockholders' equity resulting from operations	$131.5	$100.6

        Net income can vary substantially from period to period due to various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, comparisons of net increase in stockholders' equity resulting from operations may not be meaningful.

  Investment Income

	For the Three Months Ended March 31,
(in millions)	2016	2015
Interest income from investments	$207.1	$198.7
Capital structuring service fees	15.7	20.2
Dividend income	16.5	24.5
Management and other fees	5.0	6.0
Other income	3.7	3.8

Total investment income	$248.0	$253.2

        The increase in interest income from investments for the three months ended March 31, 2016 from the comparable period in 2015 was primarily due to an increase in the size of Ares Capital's portfolio, which increased from an average of $8.6 billion at amortized cost for the three months ended March 31, 2015 to an average of $9.2 billion at amortized cost for the comparable period in 2016. The decrease in capital structuring service fees for the three months ended March 31, 2016 from the comparable period in 2015 was primarily due to the decrease in the weighted average capital structuring fees received on new investment commitments, which decreased from 4.0% for the three months ended March 31, 2015 to 3.3% in the comparable period in 2016, as well as the decrease in new investment commitments, which decreased from $500.2 million for the three months ended March 31, 2015 to $470.6 million for the comparable period in 2016. Dividend income for the three months ended March 31, 2016 and 2015 included dividends received from IHAM, a wholly owned portfolio company, totaling $10.0 million and $20.0 million, respectively. The dividends received from IHAM for the three months ended March 31, 2015 included additional dividends of $10.0 million that were paid in addition to the quarterly dividends generally paid by IHAM. IHAM paid the additional dividends out of accumulated earnings that had previously been retained by IHAM. Also during the three months ended March 31, 2016, Ares Capital received $1.4 million in other non-recurring dividends from non-income producing equity securities compared to $1.5 million for the comparable period in 2015.

  Operating Expenses

	For the Three Months Ended March 31,
(in millions)	2016	2015
Interest and credit facility fees	$50.2	$58.6
Base management fees	34.8	33.9
Income based fees	29.1	29.4
Capital gains incentive fees	3.8	(4.2)
Administrative fees	3.4	3.4
Other general and administrative	8.8	6.9

Total operating expenses	$130.1	$128.0

        Interest and credit facility fees for the three months ended March 31, 2016 and 2015, were comprised of the following:

	For the Three Months Ended March 31,
(in millions)	2016	2015
Stated interest expense	$42.5	$47.2
Facility fees	1.2	2.9
Amortization of debt issuance costs	3.9	4.4
Accretion of net discount on notes payable	2.6	4.1

Total interest and credit facility fees	$50.2	$58.6

        Stated interest expense for the three months ended March 31, 2016 decreased from the comparable period in 2015 primarily due to the decrease in Ares Capital's weighted average stated interest rate of Ares Capital's debt outstanding, partially offset by an increase in the average principal amount of debt outstanding. The weighted average stated interest rate on Ares Capital's outstanding debt was 4.2% for the three months ended March 31, 2016 as compared to 5.2% for the comparable period in 2015 primarily as a result of the maturity of the higher cost $575.0 million aggregate principal amount of unsecured convertible notes (the "February 2016 Convertible Notes") and increased utilization of Ares Capital's lower cost revolving facilities. For the three months ended March 31, 2016, Ares Capital's average principal debt outstanding increased to $4.1 billion as compared to $3.6 billion for the comparable period in 2015.

        The increase in base management fees for the three months ended March 31, 2016 from the comparable period in 2015 was primarily due to the increase in the size of the portfolio. The decrease in income based fees for the three months ended March 31, 2016 from the comparable period in 2015 was primarily due to the decrease in net investment income excluding income based fees and capital gains incentive fees.

        For the three months ended March 31, 2016, the capital gains incentive fees expense calculated in accordance with GAAP was $3.8 million. For the three months ended March 31, 2015, the reduction in capital gains incentive fees calculated in accordance with GAAP was $4.2 million. Capital gains incentive fee expense accrual for the three months ended March 31, 2016 increased from the comparable period in 2015 primarily due to net gains on investments, foreign currency and other transactions and the extinguishment of debt during the three months ended March 31, 2016 of $18.8 million compared to net losses of $21.1 million during the three months ended March 31, 2015. The capital gains incentive fee accrued under GAAP includes an accrual related to unrealized capital appreciation, whereas the capital gains incentive fee actually payable under Ares Capital's investment advisory and management agreement does not. There can be no assurance that such unrealized capital appreciation will be realized in the future. The accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. As of March 31, 2016 and December 31, 2015, the total capital gains incentive fee accrual calculated in accordance with GAAP was $46.0 million and $42.3 million, respectively. As of March 31, 2016 and December 31, 2015, there was no capital gains incentive fee actually payable under Ares Capital's investment advisory and management agreement. See Note 3 to Ares Capital's consolidated financial statements for the three months ended March 31, 2016, for more information on the base management fees, income based fees and capital gains incentive fees.

        Administrative fees represent fees paid to Ares Operations for Ares Capital's allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, including Ares Capital's allocable portion of the cost of certain of Ares Capital's executive officers and their respective staffs. Other general and administrative expenses include professional fees, rent, insurance, depreciation and director's fees, among other costs.

  Income Tax Expense, Including Excise Tax

        Ares Capital has elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, Ares Capital must generally (among other requirements) timely distribute to its stockholders at least 90% of Ares Capital's investment company taxable income, as defined by the Code, for each year. In order to maintain its RIC status, Ares Capital has made and intends to continue to make the requisite distributions to its stockholders which will generally relieve Ares Capital from U.S. federal corporate-level income taxes.

        Depending on the level of taxable income earned in a tax year, Ares Capital may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. If Ares Capital determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, Ares Capital accrues excise tax on estimated excess taxable income as such taxable income is earned. For the three months ended March 31, 2016 and 2015, Ares Capital recorded a net expense of $3.0 million and $1.6 million, respectively, for U.S. federal excise tax.

        Certain of Ares Capital's consolidated subsidiaries are subject to U.S. federal and state income taxes. For the three months ended March 31, 2016 and 2015, Ares Capital recorded a tax expense of approximately $2.2 million and $1.9 million, respectively, for these subsidiaries.

  Net Realized Gains/Losses

        During the three months ended March 31, 2016, Ares Capital had $504.4 million of sales, repayments or exits of investments resulting in $25.5 million of net realized gains on investments. These sales, repayments or exits included $65.4 million of investments sold to IHAM or certain vehicles managed by IHAM. A net realized gain of $0.1 million was recorded on these transactions. See Note 4 to Ares Capital's consolidated financial statements for the three months ended March 31, 2016 for more detail on IHAM and its managed vehicles. During the three months ended March 31, 2016, net realized gains on investments of $25.5 million were comprised of $25.5 million of gross realized gains and no gross realized losses.

        The net realized gains on investments during the three months ended March 31, 2016 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Physiotherapy Associates Holdings, Inc.	$8.1
AllBridge Financial, LLC	6.3
Lakeland Tours, LLC.	4.6
MedAssets, Inc.	3.0
Other, net	3.5

Total	$25.5

        During the three months ended March 31, 2016, Ares Capital also recognized net realized gains on foreign currency transactions of $1.8 million.

        During the three months ended March 31, 2015, Ares Capital had $1.1 billion of sales, repayments or exits of investments resulting in $27.2 million of net realized gains on investments. These sales, repayments or exits included $258.0 million of investments sold to IHAM and certain vehicles managed by IHAM. A net realized gain of $0.1 million was recorded on these transactions. During the three months ended March 31, 2015, net realized gains on investments of $27.2 million were comprised of $28.7 million of gross realized gains and $1.5 million of gross realized losses.

        The net realized gains on investments during the three months ended March 31, 2015 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Tripwire, Inc.	$13.8
Protective Industries, Inc.	8.1
Panda Temple Power, LLC	2.4
Other, net	2.9

Total, net	$27.2

        During the three months ended March 31, 2015, Ares Capital also recognized net realized gains on foreign currency transactions of $4.5 million. In addition, during the three months ended March 31, 2015, Ares Capital redeemed the entire outstanding $143.8 million principal amount of unsecured notes that were scheduled to mature on February 15, 2022. The total redemption price (including accrued and unpaid interest) was $144.6 million, which resulted in a realized loss on the extinguishment of debt of $3.8 million.

  Net Unrealized Gains/Losses

        Ares Capital values its portfolio investments quarterly and the changes in value are recorded as unrealized gains or losses in Ares Capital's consolidated statement of operations. Net unrealized gains and losses for Ares Capital's portfolio for the three months ended March 31, 2016 and 2015, were comprised of the following:

	For the Three Months Ended March 31,
(in millions)	2016	2015
Unrealized appreciation	$72.5	$29.6
Unrealized depreciation	(60.2)	(53.0)
Net unrealized (appreciation) depreciation reversed related to net realized gains or losses(1)	(17.7)	(24.3)

Total net unrealized losses	$(5.4)	$(47.7)

(1)
The net unrealized (appreciation) depreciation reversed related to net realized gains or losses represents the unrealized appreciation or depreciation recorded on the related asset at the end of the prior period.

        The changes in net unrealized appreciation and depreciation during the three months ended March 31, 2016 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
UL Holding Co., LLC	$9.4
The Step2 Company, LLC	8.4
ADF Restaurant Group, LLC	8.3
Community Education Centers, Inc.	4.9
Netsmart Technologies, Inc. and NS Holdings, Inc.	4.4
R3 Education, Inc.	3.5
Orion Foods, LLC	3.0
Napa Management Services Corporation	2.7
POS I Corp. (fka Vantage Oncology, Inc.)	2.3
Things Remembered, Inc.	(2.4)
Ivy Hill Asset Management, L.P	(2.6)
Ciena Capital LLC	(3.1)
Primexx Energy Corporation	(3.8)
Infilaw Holding, LLC	(4.8)
Indra Holdings Corp.	(5.6)
Instituto de Banca y Comercio, Inc.	(9.2)
Other, net	(3.1)

Total	$12.3

        During the three months ended March 31, 2016, Ares Capital also recognized net unrealized losses on foreign currency and other transactions of $3.1 million.

        The changes in net unrealized appreciation and depreciation during the three months ended March 31, 2015 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.	$4.3
Ciena Capital LLC	3.7
Infilaw Holding, LLC	(2.0)
Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	(2.6)
ADF Capital, Inc. & ADF Restaurant Group, LLC	(3.5)
2329497 Ontario Inc.	(4.0)
Ivy Hill Asset Management, L.P.	(20.1)
Other, net	0.8

Total	$(23.4)

        During the three months ended March 31, 2015, Ares Capital also recognized net unrealized losses on foreign currency and other transactions of $1.3 million.

  For the years ended December 31, 2015, 2014 and 2013

        Operating results for the years ended December 31, 2015, 2014 and 2013 were as follows:

	For the Years Ended December 31,
(in millions)	2015	2014	2013
Total investment income	$1,025.4	$989.0	$881.7
Total expenses	499.8	532.9	437.2

Net investment income before income taxes	525.6	456.1	444.5
Income tax expense, including excise tax	17.8	18.3	14.1

Net investment income	507.8	437.8	430.4
Net realized gains on investments and foreign currency transactions	127.5	93.9	63.7
Net unrealized gains (losses) on investments, foreign currency and other transactions	(246.2)	59.4	(5.6)
Realized losses on extinguishment of debt	(10.4)	(0.1)	—

Net increase in stockholders' equity resulting from operations	$378.7	$591.0	$488.5

        Net income can vary substantially from period to period due to various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, comparisons of net increase in stockholders' equity resulting from operations may not be meaningful.

  Investment Income

	For the Years Ended December 31,
(in millions)	2015	2014	2013
Interest income from investments	$817.4	$741.4	$647.9
Capital structuring service fees	94.6	113.6	91.7
Dividend income	73.5	84.3	99.6
Management and other fees	23.9	24.6	20.2
Other income	16.0	25.1	22.3

Total investment income	$1,025.4	$989.0	$881.7

        The increase in interest income from investments for the year ended December 31, 2015 from the comparable period in 2014 was primarily due to an increase in the size of Ares Capital's portfolio, which increased from an average of $8.1 billion at amortized cost for the year ended December 31, 2014 to an average of $8.6 billion at amortized cost for the comparable period in 2015. The decrease in capital structuring service fees for the year ended December 31, 2015 from the comparable period in 2014 was primarily due to the decrease in new investment commitments, which decreased from $4.6 billion for the year ended December 31, 2014 to $3.8 billion for the comparable period in 2015. Dividend income for the years ended December 31, 2015 and 2014 included dividends received from IHAM, a wholly owned portfolio company, totaling $50.0 million and $50.0 million, respectively. Also during the year ended December 31, 2015, Ares Capital received $8.9 million in other non-recurring dividends from non-income producing equity securities compared to $19.0 million for the comparable period in 2014. The decrease in other income for the year ended December 31, 2015 from the comparable period in 2014 was primarily attributable to lower amendment fees.

        The increase in interest income from investments for the year ended December 31, 2014 from the comparable period in 2013 was primarily due to an increase in the size of Ares Capital's portfolio, which increased from an average of $6.7 billion at amortized cost for the year ended December 31, 2013 to an average of $8.1 billion at amortized cost for the comparable period in 2014. The increase in capital structuring service fees for the year ended December 31, 2014 from the comparable period in 2013 was primarily due to the increase in new investment commitments, which increased from $4.0 billion for the year ended December 31, 2013 to $4.6 billion for the comparable period in 2014, as well as the increase in the weighted average capital structuring service fees received on new investment commitments, from 2.3% for the year ended December 31, 2013 to 2.5% in the comparable period in 2014. Dividend income for the years ended December 31, 2014 and 2013 included dividends received from IHAM totaling $50.0 million and $72.4 million, respectively. The dividends received from IHAM for the years ended December 31, 2014 and 2013 included additional dividends of $10.0 million and $32.4 million, respectively, that were paid in addition to the quarterly dividends generally paid by IHAM. IHAM paid the additional dividends out of accumulated earnings that had previously been retained by IHAM. Also during the year ended December 31, 2014, Ares Capital received $19.0 million in other non-recurring dividends from non-income producing equity securities compared to $9.0 million for the comparable period in 2013. The increase in management and other fees for the year ended December 31, 2014 from the comparable period in 2013 was primarily attributable to higher sourcing and other fees received from the SSLP.

  Operating Expenses

	For the Years Ended December 31,
(in millions)	2015	2014	2013
Interest and credit facility fees	$227.0	$216.0	$171.5
Base management fees	134.3	128.0	104.9
Income based fees	121.4	118.3	110.5
Capital gains incentive fees	(26.7)	29.5	11.6
Administrative fees	14.2	13.7	12.3
Other general and administrative	29.6	27.4	26.4

Total operating expenses	$499.8	$532.9	$437.2

        Interest and credit facility fees for the years ended December 31, 2015, 2014 and 2013 were comprised of the following:

	For the Years Ended December 31,
(in millions)	2015	2014	2013
Stated interest expense	$183.2	$173.7	$136.3
Facility fees	10.3	10.8	8.2
Amortization of debt issuance costs	17.1	16.4	13.2
Accretion of net discount on notes payable	16.4	15.1	13.8

Total interest and credit facility fees	$227.0	$216.0	$171.5

        Stated interest expense for the year ended December 31, 2015 increased from the comparable period in 2014 primarily due to the increase in the average principal amount of debt outstanding, partially offset by a decrease in Ares Capital's weighted average stated interest rate of Ares Capital's debt outstanding. For the year ended December 31, 2015, Ares Capital's average principal debt outstanding increased to $3.7 billion as compared to $3.3 billion for the comparable period in 2014, and the weighted average stated interest rate on Ares Capital's outstanding debt was 5.0% for the year ended December 31, 2015 as compared to 5.3% for the comparable period in 2014.

        Stated interest expense for the year ended December 31, 2014 increased from the comparable period in 2013 primarily due to the increase in the average principal amount of debt outstanding, partially offset by a decrease in Ares Capital's weighted average stated interest rate of its debt outstanding. For the year ended December 31, 2014, Ares Capital's average principal debt outstanding increased to $3.3 billion as compared to $2.6 billion for the comparable period in 2013, and the weighted average stated interest rate on its outstanding debt was 5.3% for the year ended December 31, 2014 as compared to 5.3% for the comparable period in 2013.

        The increase in base management fees and Ares Capital's income based fees for the year ended December 31, 2015 from the comparable period in 2014 and from the comparable period in 2013 were primarily due to the increases in the size of the portfolio in the case of base management fees and in the case of income based fees, the related increase in net investment income excluding income based fees and capital gains incentive fees.

        For the year ended December 31, 2015, the reduction in capital gains incentive fees calculated in accordance with GAAP was $26.7 million. For the years ended December 31, 2014 and 2013, the capital gains incentive fee expense accrual calculated in accordance with GAAP was $29.5 million and $11.6 million, respectively. Capital gains incentive fee expense accrual for the year ended December 31, 2015 decreased from the comparable period in 2014 primarily due to net losses on investments, foreign currency and other transactions and the extinguishment of debt during the year ended December 31, 2015 of $129.1 million compared to net gains of $153.1 million during the year ended December 31, 2014. Capital gains incentive fee expense accrual for the year ended December 31, 2014 increased from the comparable period in 2013 primarily due to higher net gains on investments and foreign currency transactions, which increased from $58.1 million during the year ended December 31, 2013 to $153.1 million for the comparable period in 2014. The capital gains incentive fee accrued under GAAP includes an accrual related to unrealized capital appreciation, whereas the capital gains incentive fee actually payable under Ares Capital's investment advisory and management agreement does not. There can be no assurance that such unrealized capital appreciation will be realized in the future. The accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. As of December 31, 2015, 2014 and 2013, the total capital gains incentive fee accrual calculated in accordance with GAAP was $42.3 million, $93.0 million and $80.9 million, respectively. As of December 31, 2015, there was no capital gains incentive fee actually payable under Ares Capital's investment advisory and management agreement. As of December 31, 2014 and 2013, the capital gains incentive fee actually payable under Ares Capital's investment advisory and management agreement was $24.0 million and $17.4 million, respectively. See Note 3 to Ares Capital's consolidated financial statements for the year ended December 31, 2015, for more information on the base management fees, income based fees and capital gains incentive fees.

        Administrative fees represent fees paid to Ares Operations for Ares Capital's allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, including Ares Capital's allocable portion of the cost of certain of Ares Capital's executive officers and their respective staffs. Other general and administrative expenses include professional fees, rent, insurance, depreciation and director's fees, among other costs.

  Income Tax Expense, Including Excise Tax

        Ares Capital has elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, Ares Capital must generally (among other requirements) timely distribute to its stockholders at least 90% of Ares Capital's investment company taxable income, as defined by the Code, for each year. In order to maintain its RIC status, Ares Capital has made and intends to continue to make the requisite distributions to its stockholders which will generally relieve Ares Capital from U.S. federal corporate-level income taxes.

        Depending on the level of taxable income earned in a tax year, Ares Capital may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. If Ares Capital determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, Ares Capital accrues excise tax on estimated excess taxable income as such taxable income is earned. For the years ended December 31, 2015, 2014 and 2013, Ares Capital recorded a net expense of $9.0 million, $5.5 million and $10.3 million, respectively, for U.S. federal excise tax. The net expense for the years ended December 31, 2015 and 2014 each included a reduction in expense related to the recording of a requested refund resulting from the overpayment of the prior year's excise tax of $1.0 million and $1.7 million, respectively.

        Certain of Ares Capital's consolidated subsidiaries are subject to U.S. federal and state income taxes. For the years ended December 31, 2015, 2014 and 2013, Ares Capital recorded a tax expense of approximately $8.8 million, $12.8 million and $3.8 million, respectively, for these subsidiaries. The decrease in income tax expense for Ares Capital's taxable consolidated subsidiaries for the year ended December 31, 2015 from the comparable period in 2013 was primarily driven by lower realized gains from the exits of certain investments held by such subsidiaries during the year ended December 31, 2015. The increase in income tax expense for Ares Capital's taxable consolidated subsidiaries for the year ended December 31, 2014 from the comparable period in 2013 was primarily driven by the realized gains from the exits of certain investments held by such subsidiaries during the year ended December 31, 2014.

  Net Realized Gains/Losses

        During the year ended December 31, 2015, Ares Capital had $3.7 billion of sales, repayments or exits of investments resulting in $121.3 million of net realized gains on investments. These sales, repayments or exits included $538.1 million of investments sold to IHAM or certain vehicles managed by IHAM. A net realized gain of $0.6 million was recorded on these transactions. See Note 4 to Ares Capital's consolidated financial statements for the year ended December 31, 2015 for more detail on IHAM and its managed vehicles. Net realized gains on investments of $121.3 million were comprised of $125.6 million of gross realized gains and $4.3 million of gross realized losses.

        The net realized gains on investments during the year ended December 31, 2015 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Cast & Crew Payroll, LLC	$25.9
Tripwire, Inc.	13.8
TAP Holdings, LLC	11.2
Global Healthcare Exchange, LLC	8.3
Protective Industries, Inc.	8.2
Hojeij Branded Foods, Inc.	8.0
Wellspring Distribution Corp	5.6
Driven Brands, Inc.	5.5
Fulton Holdings Corp.	4.5
Other, net	30.3

Total	$121.3

        During the year ended December 31, 2015, Ares Capital also recognized net realized gains on foreign currency transactions of $6.2 million. In addition, during the year ended December 31, 2015,

Ares Capital redeemed the entire $143.8 million aggregate principal amount outstanding of the unsecured notes that were scheduled to mature on February 15, 2022 (the "February 2022 Notes"). The February 2022 Notes were redeemed at par plus accrued and unpaid interest for a total redemption price of approximately $144.6 million, which resulted in a realized loss on the extinguishment of debt of $3.8 million. Ares Capital also redeemed the entire $200.0 million aggregate principal amount outstanding of the 2040 Notes (as defined below). The 2040 Notes were redeemed at par plus accrued and unpaid interest for a total redemption price of approximately $200.6 million, which resulted in a realized loss on the extinguishment of debt of $6.6 million.

        During the year ended December 31, 2014, Ares Capital had $3.3 billion of sales, repayments or exits of investments resulting in $91.7 million of net realized gains on investments. These sales, repayments or exits included $219.6 million of investments sold to IHAM or certain vehicles managed by IHAM. A net realized loss of $0.1 million was recorded on these transactions. Net realized gains on investments of $91.7 million were comprised of $153.8 million of gross realized gains and $62.1 million of gross realized losses.

        The net realized gains on investments during the year ended December 31, 2014 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Insight Pharmaceuticals Corporation	$33.1
The Dwyer Group	21.1
Waste Pro USA, Inc.	18.4
Service King Paint & Body, LLC	10.4
The Thymes, LLC	9.8
CT Technologies Intermediate Holdings, Inc.	6.7
ELC Acquisition Corp.	5.9
VSS-Tranzact Holdings, LLC	5.1
Platform Acquisition, Inc.	4.7
Apple & Eve, LLC	4.3
Pillar Processing LLC	(6.6)
CitiPostal Inc.	(20.8)
MVL Group, Inc.	(27.7)
Other, net	27.3

Total	$91.7

        During the year ended December 31, 2014, Ares Capital also recognized net realized gains on foreign currency transactions of $2.2 million. In addition, during the year ended December 31, 2014, Ares Capital purchased $0.4 million aggregate principal amount of the 2047 Notes and as a result of these transactions, Ares Capital recognized realized losses on extinguishment of debt of $2.2 million.

        During the year ended December 31, 2013, Ares Capital had $1.8 billion of sales, repayments or exits of investments resulting in $63.7 million of net realized gains on investments. These sales, repayments or exits included $442.3 million of investments sold to IHAM or certain vehicles managed by IHAM. A net realized loss of $0.1 million was recorded on these transactions. Net realized gains on investments of $63.7 million were comprised of $112.9 million of gross realized gains and $49.2 million of gross realized losses.

        The net realized gains on investments during the year ended December 31, 2013 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Passport Health Communications, Inc.	$19.8
Financial Pacific Company	17.7
Component Hardware Group, Inc.	17.2
Tradesmen International, Inc.	10.0
AWTP, LLC	8.7
Performant Financial Corporation	8.6
Senior Secured Loan Fund LLC	7.1
Performance Food Group, Inc.	4.1
eInstruction Corporation	(40.3)
Other, net	10.8

Total	$63.7

  Net Unrealized Gains/Losses

        Ares Capital values its portfolio investments quarterly and the changes in value are recorded as unrealized gains or losses in Ares Capital's consolidated statement of operations. Net unrealized gains and losses for Ares Capital's portfolio for the years ended December 31, 2015, 2014 and 2013, were comprised of the following:

	For the Years Ended December 31,
(in millions)	2015	2014	2013
Unrealized appreciation	$115.7	$176.6	$106.5
Unrealized depreciation	(304.2)	(120.4)	(105.1)
Net unrealized (appreciation) depreciation reversed related to net realized gains or losses(1)	(60.1)	1.6	(7.0)

Total net unrealized gains (losses)	$(248.6)	$57.8	$(5.6)

(1)
The net unrealized (appreciation) depreciation reversed related to net realized gains or losses represents the unrealized appreciation or depreciation recorded on the related asset at the end of the prior period.

        The changes in net unrealized appreciation and depreciation during the year ended December 31, 2015 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
OTG Management, LLC	$27.6
Ciena Capital LLC	11.3
Physiotherapy Associates Holdings, Inc.	6.4
Napa Management Services Corporation	5.6
UL Holding Co., LLC	4.7
Lakeland Tours, LLC	4.5
Spin HoldCo Inc.	(5.6)
Things Remembered, Inc.	(5.7)
La Paloma Generating Company, LLC	(6.2)
10th Street, LLC	(6.4)
Indra Holdings Corp.	(7.4)
Green Energy Partners	(8.2)
Primexx Energy Corporation	(8.3)
Nodality, Inc.	(8.6)
Competitor Group, Inc.	(9.3)
2329497 Ontario Inc.	(9.8)
Instituto de Banca y Comercio, Inc.	(13.8)
CCS Intermediate Holdings, LLC	(14.2)
Infilaw Holding, LLC	(14.3)
Ivy Hill Asset Management, L.P.	(23.8)
Petroflow Energy Corporation	(26.4)
Senior Secured Loan Fund LLC	(77.1)
Other, net	(3.5)

Total	$(188.5)

        During the year ended December 31, 2015, Ares Capital also recognized net unrealized gains on foreign currency and other transactions of $2.3 million.

        The changes in net unrealized appreciation and depreciation during the year ended December 31, 2014 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
10th Street, LLC	$43.7
UL Holding Co., LLC	15.0
Cast & Crew Payroll, LLC	11.6
Imperial Capital Private Opportunities, LP	10.1
Ciena Capital LLC	9.8
Tripwire, Inc.	8.4
Senior Secured Loan Fund LLC	7.0
Campus Management Corp.	6.8
Global Healthcare Exchange, LLC	4.0
Eckler Industries, Inc.	(4.0)
OTG Management, LLC	(4.2)
Orion Foods, LLC	(4.6)
Community Education Centers, Inc.	(6.9)
2329497 Ontario Inc.	(7.4)
The Step2 Company, LLC	(17.1)
ADF Restaurant Group, LLC	(18.1)
Ivy Hill Asset Management, L.P.	(21.0)
Other, net	23.1

Total	$56.2

        During the year ended December 31, 2014, Ares Capital also recognized net unrealized gains on foreign currency transactions of $1.6 million.

        The changes in net unrealized appreciation and depreciation during the year ended December 31, 2013 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Senior Secured Loan Fund LLC	$9.8
Orion Foods, LLC	7.0
10th Street, LLC	6.8
American Broadband Communications, LLC	6.6
Imperial Capital Private Opportunities, LP	5.7
OTG Management, LLC	4.5
The Dwyer Group	4.2
Ciena Capital LLC	(7.7)
Competitor Group, Inc.	(9.5)
Instituto de Banca y Comercio, Inc.	(12.6)
UL Holding Co., LLC	(13.2)
CitiPostal Inc.	(13.8)
Ivy Hill Asset Management, L.P.	(13.9)
Other, net	27.5

Total	$1.4

Financial Condition, Liquidity and Capital Resources

        Ares Capital's liquidity and capital resources are generated primarily from the net proceeds of public offerings of equity and debt securities, advances from the Facilities, net proceeds from the issuance of other securities, including unsecured notes and the SBA Debentures, as well as cash flows from operations.

        As of March 31, 2016, Ares Capital had $77.2 million in cash and cash equivalents and $4.1 billion in total aggregate principal amount of debt outstanding ($4.0 billion at carrying value). Subject to leverage, borrowing base and other restrictions, Ares Capital had approximately $0.9 billion available for additional borrowings under the Facilities and the SBA Debentures as of March 31, 2016.

        Ares Capital may from time to time seek to retire or repurchase Ares Capital common stock through cash purchases, as well as retire, cancel or purchase its outstanding debt through cash purchases and/or exchanges, in open market purchases, privately negotiated transactions or otherwise. Such purchases or exchanges, if any, will depend on prevailing market conditions, Ares Capital's liquidity requirements, contractual and regulatory restrictions and other factors. The amounts involved may be material. In addition, Ares Capital may from time to time enter into additional debt facilities, increase the size of existing facilities or issue additional debt securities, including unsecured debt and/or debt securities convertible into common stock. Any such incurrence or issuance would be subject to prevailing market conditions, Ares Capital's liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the Investment Company Act, with certain limited exceptions, Ares Capital is only allowed to borrow amounts such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 200% after such borrowing. As of March 31, 2016, Ares Capital's asset coverage was 226%.

  Equity Capital Activities

        The following table summarizes the total shares issued and proceeds received in public offerings of Ares Capital common stock net of underwriting discounts and offering costs for the years ended December 31, 2014 and 2013.

(in millions, except per share data)	Shares issued	Offering price per share(1)	Proceeds net of underwriting discounts and offering costs
2014
July 2014 public offering	15.5	$16.63	$257.7

Total for the year ended December 31, 2014	15.5		$257.7
2013
December 2013 public offering	16.4	$17.47	$286.0
October 2013 public offering	12.7	$16.98	$214.3
April 2013 public offering	19.1	$17.43	$333.2

Total for the year ended December 31, 2013	48.2		$833.5

(1)
The shares were sold to the underwriters for a price equal to the offering price per share, which the underwriters were then permitted to sell at variable prices to the public.

        As of March 31, 2016 and December 31, 2015, Ares Capital's total equity market capitalization was $4.7 billion and $4.5 billion, respectively. There were no sales of Ares Capital's equity securities during the three months ended March 31, 2016 or during the year ended December 31, 2015.

        In September 2015, Ares Capital's board of directors approved a stock repurchase program authorizing Ares Capital to repurchase up to $100 million in the aggregate of Ares Capital's outstanding common stock in the open market at certain thresholds below Ares Capital's net asset value per share, in accordance with the guidelines specified in Rule 10b-18 of the Exchange Act. The timing, manner, price and amount of any share repurchases will be determined by Ares Capital, in Ares Capital's discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors. The program will be in effect until September 30, 2016, unless extended or until the approved dollar amount has been used to repurchase shares. The program does not require Ares Capital to repurchase any specific number of shares and Ares Capital cannot assure stockholders that any shares will be repurchased under the program. The program may be suspended, extended, modified or discontinued at any time.

        In connection with Ares Capital's stock repurchase program, in March 2016, Ares Capital entered into a Rule 10b5-1 plan to repurchase shares of Ares Capital common stock in accordance with certain parameters set forth in such plan.

        See "Recent Developments," as well as Note 15 to Ares Capital's consolidated financial statements for the three months ended March 31, 2016 for more information on the stock repurchase program.

        During the quarter ended March 31, 2016, Ares Capital repurchased a total of 393,056 shares of Ares Capital common stock in the open market for $5.5 million under the stock repurchase program. The shares were repurchased at an average price of $13.92 per share, including commissions paid.

  Debt Capital Activities

        Ares Capital's debt obligations consisted of the following as of March 31, 2016 and December 31, 2015:

	As of
	March 31, 2016					December 31, 2015
(in millions)	Total Aggregate Principal Amount Available/ Outstanding(1)		Principal Amount	Carrying Value		Total Aggregate Principal Amount Available/ Outstanding(1)		Principal Amount	Carrying Value
Revolving Credit Facility	$1,290.0	(2)	$1,170.0	$1,170.0		$1,290.0	(2)	$515.0	$170.0
Revolving Funding Facility	540.0	(3)	118.0	118.0		540.0		250.0	250.0
SMBC Funding Facility	400.0		25.0	25.0		400.0		110.0	110.0
SBA Debentures	75.0		25.0	24.4		75.0		22.0	21.4
February 2016 Convertible Notes	—		—	—	(4)	575.0		575.0	573.9	(5)
June 2016 Convertible Notes	230.0		230.0	229.2	(5)	230.0		230.0	228.0	(5)
2017 Convertible Notes	162.5		162.5	160.5	(5)	162.5		162.5	160.0	(5)
2018 Convertible Notes	270.0		270.0	265.0	(5)	270.0		270.0	264.4	(5)
2019 Convertible Notes	300.0		300.0	294.9	(5)	300.0		300.0	294.5	(5)
2018 Notes	750.0		750.0	743.5	(6)	750.0		750.0	743.0	(6)
2020 Notes	600.0		600.0	594.5	(7)	600.0		600.0	594.2	(7)
October 2022 Notes	182.5		182.5	178.0	(8)	182.5		182.5	177.9	(8)
2047 Notes	229.6		229.6	181.7	(9)	229.6		229.6	181.6	(9)

Total	$5,029.6		$4,062.6	$3,984.7		$5,604.6		$4,196.6	$4,113.9

(1)
Subject to borrowing base, leverage and other restrictions. Represents the total aggregate amount committed or outstanding, as applicable, under such instrument.

(2)
Provides for a feature that allows Ares Capital, under certain circumstances, to increase the size of the Revolving Credit Facility to a maximum of $1,935.0 million. See "Recent Developments," as well as Note 15 to Ares Capital's consolidated financial statements for the three months ended March 31, 2016 for more information on an amendment to the Revolving Credit Facility.

(3)
Provides for a feature that allows Ares Capital and its consolidated subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP"), under certain circumstances, to increase the size of the Revolving Funding Facility to a maximum of $865.0 million.

(4)
See below for more information on the repayment of the February 2016 Convertible Notes.

(5)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes and the February 2016 Convertible Unsecured Notes less unamortized debt issuance costs and the unaccreted discount recorded upon the issuances of such notes. As of March 31, 2016, the total of the unamortized debt issuance costs and the unaccreted discount for the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes were $0.8 million, $2.0 million, $5.0 million and $5.1 million, respectively. As of December 31, 2015, the total of the unamortized debt issuance costs and the unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes were $1.1 million, $2.0 million, $2.5 million, $5.6 million and $5.5 million, respectively.

(6)
Represents the aggregate principal amount outstanding of the 2018 Notes less unamortized debt issuance costs plus the net unamortized premium that was recorded upon the issuances of the 2018 Notes. As of March 31, 2016 and December 31, 2015, the total unamortized debt issuance costs less the net unamortized premium were $6.5 million and $7.0 million, respectively.

(7)
Represents the aggregate principal amount outstanding of the 2020 Notes less unamortized debt issuance costs and the net unaccreted discount recorded upon the issuances of the 2020 Notes. As of March 31, 2016, and December 31, 2015, the total of the unamortized debt issuance costs and the net unaccreted discount were $5.5 million and $5.8 million, respectively.

(8)
Represents the aggregate principal amount outstanding of the October 2022 Notes less unamortized debt issuance costs. As of March 31, 2016 and December 31, 2015, the unamortized debt issuance costs were $4.5 million and $4.6 million, respectively.

(9)
Represents the aggregate principal amount outstanding of the 2047 Notes less the unaccreted purchased discount recorded as part of the Allied Acquisition. As of March 31, 2016 and December 31, 2015, the total unaccreted purchased discount was $47.9 million and $48.0 million, respectively.

        The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all Ares Capital's debt outstanding as of March 31, 2016 were 4.0% and 4.8 years, respectively, and as of December 31, 2015 were 4.4% and 4.5 years, respectively.

        The ratio of total principal amount of debt outstanding to stockholders' equity as of March 31, 2016 was 0.78:1.00 compared to 0.81:1.00 as of December 31, 2015. The ratio of total carrying value of debt outstanding to stockholders' equity as of March 31, 2016 was 0.77:1.00 compared to 0.80:1.00 as of December 31, 2015.

  Revolving Credit Facility

        Ares Capital is party to a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), which as of March 31, 2016 allowed Ares Capital to borrow up to $1,290.0 million at any one time outstanding. As of March 31, 2016, the end of the revolving period and the stated maturity date for the Revolving Credit Facility were May 4, 2019 and May 4, 2020, respectively. The Revolving Credit Facility also provides for a feature that allowed Ares Capital as of March 31, 2016, under certain circumstances, to increase the size of the Revolving Credit Facility to a maximum of $1,935.0 million. The interest rate charged on the Revolving Credit Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over an "alternate base rate" (as defined in the agreements governing the Revolving Credit Facility), in each case, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. As of March 31, 2016, the interest rate in effect was LIBOR plus 1.75%. Ares Capital is also required to pay a letter of credit fee of either 2.00% or 2.25% per annum on letters of credit issued, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. Additionally, Ares Capital is required to pay a commitment fee of 0.375% per annum on any unused portion of the Revolving Credit Facility. As of March 31, 2016, there was $1,170.0 million outstanding under the Revolving Credit Facility and Ares Capital was in compliance in all material respects with the terms of the Revolving Credit Facility. See "Recent Developments," as well as Note 15 to Ares Capital's consolidated financial statements for the three months ended March 31, 2016 for more information on the Revolving Credit Facility.

  Revolving Funding Facility

        Ares Capital's consolidated subsidiary, Ares Capital CP, is party to a revolving funding facility (as amended, the "Revolving Funding Facility"), which allows Ares Capital CP to borrow up to $540.0 million at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The end of the reinvestment period and the stated maturity date for the Revolving Funding Facility is May 14, 2017 and May 14, 2019, respectively. The Revolving Funding Facility also provides for a feature that allows, under certain circumstances, for an increase in the size of the Revolving Funding Facility to a maximum of $865.0 million. The interest rate charged on the Revolving Funding Facility is based on an applicable spread ranging from 2.25% to 2.50% over LIBOR or ranging from 1.25% to 1.50% over a "base rate" (as defined in the agreements governing the Revolving Funding Facility) in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the Revolving Funding Facility. As of March 31, 2016, the interest rate in effect was LIBOR plus 2.25%. Additionally, Ares Capital CP is required to pay a commitment fee of between 0.50% and 1.50% per annum depending on the size of the unused portion of the Revolving Funding Facility. As of March 31, 2016, there was $118.0 million outstanding under the Revolving Funding Facility and Ares Capital and Ares Capital CP were in compliance in all material respects with the terms of the Revolving Funding Facility.

  SMBC Funding Facility

        Ares Capital's consolidated subsidiary, Ares Capital JB Funding LLC ("ACJB"), is party to a revolving funding facility (as amended, the "SMBC Funding Facility"), which allows ACJB to borrow up to $400.0 million at any one time outstanding. The SMBC Funding Facility is secured by all of the assets held by ACJB. As of March 31, 2016, the end of the reinvestment period and the stated maturity date for the SMBC Funding Facility were September 14, 2017 and September 14, 2022, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement. The interest rate charged on the SMBC Funding Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over a "base rate" (as defined in the agreements governing the SMBC Funding Facility), in each case, determined monthly based on the amount of the average borrowings outstanding under the SMBC Funding Facility. As of March 31, 2016, the interest rate in effect was LIBOR plus 1.75%. Additionally, ACJB is required to pay a commitment fee of between 0.35% and 0.875% per annum depending on the size of the unused portion of the SMBC Funding Facility. As of March 31, 2016, there was $25.0 million outstanding under the SMBC Funding Facility and Ares Capital and ACJB were in compliance in all material respects with the terms of the SMBC Funding Facility.

  SBA Debentures

        In April 2015, Ares Capital's wholly owned subsidiary, AVF LP, received a license from the SBA to operate as a SBIC under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended. The SBA places certain limitations on the financing of investments by SBICs in portfolio companies, including regulating the types of financings, restricting investments to only include small businesses with certain characteristics or in certain industries, and requiring capitalization thresholds that may limit distributions to Ares Capital.

        The license from the SBA allows AVF LP to obtain leverage by issuing the SBA Debentures, subject to issuance of a capital commitment by the SBA and other customary procedures. Leverage through the SBA Debentures is subject to required capitalization thresholds. Current SBA regulations limit the amount that any SBIC may borrow to $150.0 million and as of March 31, 2016, the amount of the SBA Debentures committed to AVF LP by the SBA was $75.0 million. The SBA Debentures are non-recourse to Ares Capital, have interest payable semi-annually, have a ten-year maturity and may be prepaid at any time without penalty. As of March 31, 2016, AVF LP had $25.0 million of the SBA Debentures issued and outstanding, which mature between September 2025 and March 2026. AVF LP is subject to an annual periodic examination by an SBA examiner to determine AVF LP's compliance with the relevant SBA regulations and an annual financial audit of its financial statements that are prepared on a basis of accounting other than GAAP (such as ASC 820) by an independent auditor. As of March 31, 2016, AVF LP was in compliance in all material respects with SBA regulatory requirements.

        The interest rate for the SBA Debentures is fixed at the time the SBA Debentures and other applicable issued SBA- guaranteed debentures can be pooled and sold to the public and is based on a spread over U.S. treasury notes with ten-year maturities. The pooling of newly issued SBA-guaranteed debentures occurs twice per year. The spread includes an annual charge as determined by the SBA (the "Annual Charge") as well as a market-driven component. Prior to the ten-year fixed interest rate being determined, the interest rate charged for the SBA Debentures is based on LIBOR plus an applicable spread of 0.30% and the Annual Charge. As of March 31, 2016, the weighted average interest rate in effect for the SBA Debentures was 3.48%.

  Convertible Unsecured Notes

        In February 2016, Ares Capital repaid in full the $575.0 million aggregate principal amount of its February 2016 Convertible Notes.

        Ares Capital has issued $230.0 million aggregate principal amount of unsecured convertible notes that mature on June 1, 2016 (the "June 2016 Convertible Notes"), $162.5 million aggregate principal amount of unsecured convertible notes that mature on March 15, 2017 (the "2017 Convertible Notes"), $270.0 million aggregate principal amount of unsecured convertible notes that mature on January 15, 2018 (the "2018 Convertible Notes") and $300.0 million aggregate principal amount of unsecured convertible notes that mature on January 15, 2019 (the "2019 Convertible Notes"). The Convertible Notes mature upon their respective maturity dates unless previously converted or repurchased in accordance with their terms. Ares Capital does not have the right to redeem the Convertible Unsecured Notes prior to maturity. The June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes bear interest at a rate of 5.125%, 4.875%, 4.750% and 4.375%, respectively, per year, payable semi-annually.

        In certain circumstances, the Convertible Unsecured Notes will be convertible into cash, shares of Ares Capital common stock or a combination of cash and shares of Ares Capital common stock, at Ares Capital's election, at their respective conversion rates (listed below as of March 31, 2016) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Unsecured Notes Indentures"). To the extent the June 2016 Convertible Unsecured Notes are converted, Ares Capital has elected to settle with a combination of cash and shares of Ares Capital common stock. Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Unsecured Notes only under certain circumstances set forth in the respective Convertible Unsecured Notes Indenture. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Unsecured Notes at any time. In addition, if Ares Capital engages in certain corporate events as described in their respective Convertible Unsecured Notes Indenture, holders of the Convertible Unsecured Notes may require Ares Capital to repurchase for cash all or part of the Convertible Unsecured Notes at a repurchase price equal to 100% of the principal amount of the Convertible Unsecured Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

        Certain key terms related to the convertible features for each of the Convertible Unsecured Notes as of March 31, 2016 are listed below.

	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Conversion premium	17.5%	17.5%	17.5%	15.0%
Closing stock price at issuance	$16.20	$16.46	$16.91	$17.53
Closing stock price date	March 22, 2011	March 8, 2012	October 3, 2012	July 15, 2013
Conversion price(1)	$18.20	$18.89	$19.64	$19.99
Conversion rate (shares per one thousand dollar principal amount)(1)	54.9549	52.9303	50.9054	50.0292
Conversion dates	December 15, 2015	September 15, 2016	July 15, 2017	July 15, 2018

(1)
Represents conversion price and conversion rate, as applicable, as of March 31, 2016, taking into account certain de minimis adjustments that will be made on the conversion date.

  Unsecured Notes

  2018 Notes

        Ares Capital has issued $750.0 million in aggregate principal amount of unsecured notes, which bear interest at a rate of 4.875% per year and mature on November 30, 2018 (the "2018 Notes"). The 2018 Notes require payment of interest semi-annually, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time at Ares Capital's option at a redemption price equal to par plus a "make whole" premium, as determined pursuant to the indenture governing the 2018 Notes, and any accrued and unpaid interest. $600.0 million in aggregate principal amount of the 2018 Notes were issued at a discount to the principal amount and $150.0 million in aggregate principal amount of the 2018 Notes were issued at a premium of 102.7% of their principal amount.

  2020 Notes

        Ares Capital has issued $600.0 million in aggregate principal amount of unsecured notes, which bear interest at a rate of 3.875% per year and mature on January 15, 2020 (the "2020 Notes"). The 2020 Notes require payment of interest semi-annually, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time at Ares Capital's option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2020 Notes, and any accrued and unpaid interest. $400.0 million in aggregate principal amount of the 2020 Notes were issued at a discount to the principal amount and $200.0 million in aggregate principal amount of the 2020 Notes were issued at a premium of 100.2% of their principal amount.

  October 2022 Notes

        Ares Capital has issued $182.5 million in aggregate principal amount of unsecured notes, which bear interest at a rate of 5.875% per year and mature on October 1, 2022 (the "October 2022 Notes"). The October 2022 Notes require payment of interest quarterly and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at Ares Capital's option, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

  2047 Notes

        As part of the Allied Acquisition, Ares Capital assumed $230.0 million aggregate principal amount of unsecured notes which bear interest at a rate of 6.875% and mature on April 15, 2047 (the "2047 Notes"). The 2047 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at Ares Capital's option, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

        As of March 31, 2016, Ares Capital was in compliance in all material respects with the terms of the Convertible Unsecured Notes Indentures and the indentures governing the Unsecured Notes.

        The Convertible Unsecured Notes and the Unsecured Notes are Ares Capital's senior unsecured obligations and rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Convertible Unsecured Notes and the Unsecured Notes; equal in right of payment to Ares Capital's existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of Ares Capital's secured indebtedness (including existing unsecured indebtedness that Ares Capital later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by Ares Capital's subsidiaries, financing vehicles or similar facilities.

        See Note 5 to Ares Capital's consolidated financial statements for the three months ended March 31, 2016 for more detail on Ares Capital's debt obligations.

Contractual Obligations

        A summary of the maturities of Ares Capital's principal amounts of debt and other contractual payment obligations as of December 31, 2015 are as follows:

	Payments Due by Period
(in millions)	Total	Less than 1 year	1–3 years	3–5 years	After 5 years
Revolving Credit Facility	$515.0	$—	$—	$515.0	$—
Revolving Funding Facility	250.0	—	—	250.0	—
SMBC Funding Facility	110.0	—	—	—	110.0
SBA Debentures	22.0	—	—	—	22.0
February 2016 Convertible Notes	575.0	575.0	—	—	—
June 2016 Convertible Notes	230.0	230.0	—	—	—
2017 Convertible Notes	162.5	—	162.5	—	—
2018 Convertible Notes	270.0	—	270.0	—	—
2019 Convertible Notes	300.0	—	—	300.0	—
2018 Notes	750.0	—	750.0	—	—
2020 Notes	600.0	—	—	600.0
October 2022 Notes	182.5	—	—	—	182.5
2047 Notes	229.6	—	—	—	229.6
Operating lease obligations	94.1	9.2	18.4	18.0	48.5

	$4,290.7	$814.2	$1,200.9	$1,683.0	$592.6

Off Balance Sheet Arrangements

        Ares Capital has various commitments to fund investments in Ares Capital's portfolio, as described below.

        As of March 31, 2016 and December 31, 2015, Ares Capital had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) Ares Capital's discretion:

	As of
(in millions)	March 31, 2016	December 31, 2015
Total revolving and delayed draw loan commitments	$355.4	$418.9
Less: drawn commitments	(70.8)	(122.9)

Total undrawn commitments	284.6	296.0
Less: commitments substantially at Ares Capital's discretion	(6.8)	(6.0)
Less: unavailable commitments due to borrowing base or other covenant restrictions	—	—

Total net adjusted undrawn revolving and delayed draw loan commitments	$277.8	$290.0

        Included within the total revolving and delayed draw loan commitments as of March 31, 2016 and December 31, 2015 were delayed draw loan commitments totaling $137.5 million and $148.6 million, respectively. Ares Capital's commitment to fund delayed draw loans is triggered upon the satisfaction of certain pre-negotiated terms and conditions. Generally, the most significant and uncertain term requires the borrower to satisfy a specific use of proceeds covenant. The use of proceeds covenant typically requires the borrower to use the additional loans for the specific purpose of a permitted acquisition or permitted investment, for example. In addition to the use of proceeds covenant, the borrower is generally required to satisfy additional negotiated covenants (including specified leverage levels).

        Also included within the total revolving and delayed draw loan commitments as of March 31, 2016 were commitments to issue up to $45.2 million in letters of credit through a financial intermediary on behalf of certain portfolio companies. As of March 31, 2016, Ares Capital had $13.8 million in letters of credit issued and outstanding under these commitments on behalf of the portfolio companies. For all these letters of credit issued and outstanding, Ares Capital would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. None of these letters of credit issued and outstanding are recorded as a liability on Ares Capital's balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $12.8 million expire in 2016 and $1.0 million expire in 2017.

        Ares Capital also has commitments to co-invest in the SSLP for Ares Capital's portion of the SSLP's commitments to fund delayed draw loans to certain portfolio companies of the SSLP. See "Senior Secured Loan Program" above and Note 4 to Ares Capital's consolidated financial statements for the three months ended March 31, 2016 for more information.

        As of March 31, 2016 and December 31, 2015, Ares Capital was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

	As of
(in millions)	March 31, 2016	December 31, 2015
Total private equity commitments	$107.0	$107.0
Less: funded private equity commitments	(21.1)	(20.9)

Total unfunded private equity commitments	85.9	86.1
Less: private equity commitments substantially at Ares Capital's discretion	(84.5)	(84.6)

Total net adjusted unfunded private equity commitments	$1.4	$1.5

        In the ordinary course of business, Ares Capital may sell certain of Ares Capital's investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales), Ares Capital has, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions have given rise to liabilities in the past and may do so in the future.

Recent Developments

        In April 2016, Ares Capital entered into an agreement to amend and restate the Revolving Credit Facility that, among other things, (1) extended the expiration of the revolving period for certain lenders electing to extend their commitments in an amount equal to $1.195 billion from May 4, 2019 to May 4, 2020, during which period Ares Capital, subject to certain conditions, may make borrowings under the Revolving Credit Facility, (2) extended the stated maturity date for certain lenders electing to extend their commitments in an amount equal to $1.195 billion from May 4, 2020 to May 4, 2021, (3) permitted certain lenders electing not to extend their commitments in an amount equal to $70 million to remain subject to the existing revolving period and stated maturity in respect of their non-extending commitments, and (4) modified the debt and lien provisions of the Revolving Credit Facility to, among other things, (A) expand the types of additional debt that may be secured by certain assets of Ares Capital on a pari passu basis with the Revolving Credit Facility, subject to certain limitations, and (B) increase the amount of additional secured debt permitted to be incurred by Ares

Capital, subject to certain conditions. The size of the Revolving Credit Facility is $1.265 billion following the amendment and restatement thereof. The Revolving Credit Facility includes an "accordion" feature that allows Ares Capital, under certain circumstances, to increase the size of the facility by an amount up to $632.5 million.

        In April 2016, Ares Capital's board of directors authorized an extension of Ares Capital's stock repurchase program through February 28, 2017. Ares Capital's stock repurchase program was set to expire on September 30, 2016. Under the stock repurchase program, Ares Capital may repurchase up to $100 million in the aggregate of Ares Capital's outstanding common stock in the open market at a price per share that meets certain thresholds below its net asset value per share, in accordance with the guidelines specified in Rule 10b-18 of the Exchange Act. The timing, manner, price and amount of any share repurchases will be determined by Ares Capital, in Ares Capital's discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors. As of March 31, 2016, Ares Capital had repurchased a total of 514,677 shares of Ares Capital common stock in the open market under the stock repurchase program since its inception in September 2015, at an average price of $13.92 per share, including commissions paid, leaving approximately $92.8 million available for additional repurchases under the program.

        In May 2016, in connection with the Transactions, Ares Capital suspended its stock repurchase program pending the completion of the merger agreement.

        In June 2016, Ares Capital repaid in full the $230 million aggregate principal amount outstanding of the June 2016 Convertible Notes upon their maturity. Ares Capital used amounts available under its revolving credit facilities to repay the June 2016 Convertible Notes.

        In June 2016, Ares Capital, Ares Capital Management, Ares Venture Finance GP LLC and AVF LP received exemptive relief from the SEC allowing Ares Capital to modify the asset coverage requirements to exclude the SBA Debentures (defined below) from this calculation. As such, Ares Capital's ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This exemptive relief provides Ares Capital with increased investment flexibility but also increases Ares Capital's risk related to leverage. As of June 30, 2016, Ares Capital's asset coverage was 235% (excluding the SBA Debentures).

Critical Accounting Policies

  Basis of Presentation

        The accompanying consolidated financial statements of Ares Capital have been prepared on the accrual basis of accounting in conformity with GAAP, and include the accounts of Ares Capital and its consolidated subsidiaries. Ares Capital is an investment company following accounting and reporting guidance in ASC 946. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of Ares Capital's management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

        Interim financial statements are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period presented, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2016.

  Cash and Cash Equivalents

        Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market account. Cash and cash equivalents are carried at cost which approximates fair value.

  Concentration of Credit Risk

        Ares Capital places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

  Investments

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

        Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, Ares Capital looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of Ares Capital's investments) are valued at fair value as determined in good faith by Ares Capital's board of directors, based on, among other things, the input of Ares Capital's investment adviser, audit committee and independent third party valuation firms that have been engaged at the direction of Ares Capital's board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 55% of Ares Capital's portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, Ares Capital's independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, Ares Capital's investment valuation process within the context of performing the integrated audit.

        As part of the valuation process, Ares Capital may take into account the following types of factors, if relevant, in determining the fair value of Ares Capital's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, Ares Capital considers the pricing indicated by the external event to corroborate its valuation.

        Because there is not a readily available market value for most of the investments in its portfolio, Ares Capital values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of Ares Capital's investments may fluctuate from period to period. Additionally, the fair value of Ares Capital's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that Ares Capital may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If Ares Capital was required to liquidate a portfolio investment in a forced or liquidation sale, Ares Capital could realize significantly less than the value at which Ares Capital has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        Ares Capital's board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Ares Capital's quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with Ares Capital's portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with Ares Capital's investment adviser's management and investment professionals, and then valuation recommendations are presented to Ares Capital's board of directors.

  •
  The audit committee of Ares Capital's board of directors reviews these valuations, as well as the input of third parties, including independent third party valuation firms, who review a minimum of 55% of Ares Capital's portfolio at fair value.

  •
  Ares Capital's board of directors discusses valuations and ultimately determines the fair value of each investment in Ares Capital's portfolio without a readily available market quotation in good faith based on, among other things, the input of Ares Capital's investment adviser, audit committee and, where applicable, independent third party valuation firms.

        See Note 8 to Ares Capital's consolidated financial statements for the year ended December 31, 2015 and Note 8 to Ares Capital's consolidated financial statements for the three months ended March 31, 2016 for more information on Ares Capital's valuation process.

  Interest and Dividend Income Recognition

        Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

        Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. Ares Capital may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.

        Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

  Payment-in-Kind Interest

        Ares Capital has loans in its portfolio that contain PIK provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain Ares Capital's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though Ares Capital has not yet collected the cash.

  Capital Structuring Service Fees and Other Income

        Ares Capital's investment adviser seeks to provide assistance to its portfolio companies and in return Ares Capital may receive fees for capital structuring services. These fees are generally only available to Ares Capital as a result of Ares Capital's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that Ares Capital's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to Ares Capital. In certain instances where Ares Capital is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to Ares Capital in such situations will be deferred and amortized over the estimated life of the loan.

        Other income includes fees for management and consulting services, loan guarantees, commitments, amendments and other services rendered by Ares Capital to its portfolio companies. Such fees are recognized as income when earned or the services are rendered.

  Foreign Currency Translation

        Ares Capital's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

        Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

  Derivative Instruments

        Ares Capital does not utilize hedge accounting and as such values its derivatives at fair value with the unrealized gains or losses recorded in "net unrealized gains (losses) from foreign currency and other transactions" in Ares Capital's consolidated statement of operations.

  Equity Offering Expenses

        Ares Capital's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

  Debt Issuance Costs

        Debt issuance costs are amortized over the life of the related debt instrument using the straight line method or the effective yield method, depending on the type of debt instrument.

  Income Taxes

        Ares Capital has elected to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, Ares Capital must (among other requirements) meet certain source-of-income and asset diversification requirements and timely distribute to its stockholders at least 90% of Ares Capital's investment company taxable income, as defined by the Code, for each year. Ares Capital (among other requirements) has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve Ares Capital from U.S. federal corporate-level income taxes.

        Depending on the level of taxable income earned in a tax year, Ares Capital may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that Ares Capital determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year, Ares Capital accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

        Certain of Ares Capital's consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes.

  Dividends to Common Stockholders

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by Ares Capital's board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although Ares Capital may decide to retain such capital gains for investment.

        Ares Capital has adopted a dividend reinvestment plan that provides for reinvestment of any distributions Ares Capital declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if Ares Capital's board of directors authorizes, and Ares Capital declares, a cash dividend, then its stockholders who have not "opted out" of Ares Capital's dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of Ares Capital common stock, rather than receiving the cash dividend. Ares Capital intends to use primarily newly issued shares to implement its dividend reinvestment plan (so long as Ares Capital is trading at a premium to net asset value). If Ares Capital's shares are trading at a discount to net asset value and Ares Capital is otherwise permitted under applicable law to purchase such shares, Ares Capital may purchase shares in the open market in connection with its obligations under the dividend reinvestment plan. However, Ares Capital reserves the right to issue new shares of Ares Capital common stock in connection with its obligations under the dividend reinvestment plan even if Ares Capital's shares are trading below net asset value.

  Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

  Recent Accounting Pronouncements

        In February 2015, the FASB issued ASU No. 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis. The new guidance modifies the consolidation analysis for limited partnerships and similar type entities as well as variable interests in a variable interest entity, particularly those that have fee arrangements and related party relationships. Additionally, it provides a scope exception to the consolidation guidance for certain entities. The amendments in ASU No. 2015-02 are effective for annual reporting periods beginning after December 15, 2015. Ares Capital adopted ASU No. 2015-02 as of March 31, 2016 and there was no material impact of adopting this ASU on Ares Capital's consolidated financial statements.

        In April 2015, the FASB issued ASU No. 2015-03, Interest-Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. The new guidance modifies the requirements for reporting debt issuance costs. Under the amendments in ASU No. 2015-03, debt issuance costs related to a recognized debt liability will no longer be recorded as a separate asset, but will be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by ASU No. 2015-03. In addition, in August 2015, the FASB issued ASU No. 2015-15, Interest-Imputation of Interest (Subtopic 835-30). The additional guidance reiterates that the SEC would not object to an entity deferring and presenting debt issuance costs related to a line of credit arrangement as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line of credit arrangement, regardless of whether there are any outstanding borrowings. ASU No. 2015-03 and ASU No. 2015-15 are required to be applied retrospectively for periods beginning after December 15, 2015. Ares Capital adopted ASU No. 2015-03 as of March 31, 2016. Prior to ASU No. 2015-03, deferred debt issuance costs related to term debt were reported on the balance sheet as other assets and amortized as interest expense. The consolidated balance sheet as of December 31, 2015 has been adjusted to apply the change in accounting principle retrospectively. There is no effect on the statement of operations as a result of the change in accounting principle. Debt issuance costs related to term debt of $24.5 million previously reported within other assets on the consolidated balance sheet as of December 31, 2015 have been reclassified as a direct deduction from the carrying amount of the related debt liability. ASU No. 2015-03 had no impact on the presentation or amortization of the debt issuance costs related to Ares Capital's revolving credit facilities.

        In May 2015, the FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The new guidance removed the requirement that investments for which net asset value is determined based on practical expedient reliance be reported utilizing the fair value hierarchy. ASU No. 2015-07 is required to be applied retrospectively for periods beginning after December 15, 2015. Ares Capital adopted ASU No. 2015-07 as of March 31, 2016, and thereby removed any investments valued in this manner from the fair value disclosures. See Note 8 to Ares Capital's consolidated financial statements for the year ended December 31, 2015 and Note 8 to Ares Capital's consolidated financial statements for the three months ended March 31, 2016 for more information regarding the impact on the fair value disclosures.

        In May 2014, the FASB issued ASU No. 2014-09, "Revenue from Contracts with Customers (Topic 606)." The guidance in this ASU supersedes the revenue recognition requirements in Topic 605, "Revenue Recognition." Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in

ASU No. 2014-09 are effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. In March 2016, the FASB issued ASU No. 2016-08, "Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations," which clarifies the guidance in ASU No. 2014-09 and has the same effective date as the original standard. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. Ares Capital is currently evaluating the impact of adopting this ASU on its consolidated financial statements.

        In February 2016, the FASB issued ASU No. 2016-02, "Leases (Topic 842)." The guidance in this ASU supersedes the leasing guidance in Topic 840, "Leases." Under the new guidance, lessees are required to recognize lease assets and lease liabilities on the balance sheet for those leases previously classified as operating leases. The amendments in ASU No. 2016-02 are effective for annual reporting periods beginning after December 15, 2018, including interim periods within that reporting period, with early adoption permitted. Ares Capital is currently evaluating the impact of adopting this ASU on its consolidated financial statements.

Quantitative and Qualitative Disclosures About Market Risk

        Ares Capital is subject to financial market risks, including changes in interest rates and the valuations of Ares Capital's investment portfolio.

  Interest Rate Risk

        Interest rate sensitivity refers to the change in Ares Capital's earnings that may result from changes in the level of interest rates. Because Ares Capital funds a portion of Ares Capital's investments with borrowings, its net investment income is affected by the difference between the rate at which Ares Capital invests and the rate at which Ares Capital borrows. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on Ares Capital's net investment income.

        As of March 31, 2016, 80% of the investments at fair value in Ares Capital's portfolio bore interest at variable rates, 10% bore interest at fixed rates, 9% were non-interest earning and 1% were on non-accrual status. Additionally, for the variable rate investments, 73% of these investments contained interest rate floors (representing 59% of total investments at fair value). Also, as of March 31, 2016, all the loans made through the SSLP contained interest rate floors. The Facilities all bear interest at variable rates with no interest rate floors, while the SBA Debentures, the Unsecured Notes and the Convertible Unsecured Notes bear interest at fixed rates.

        Ares Capital regularly measures its exposure to interest rate risk. Ares Capital assesses interest rate risk and manages its interest rate exposure on an ongoing basis by comparing its interest rate sensitive assets to its interest rate sensitive liabilities. Based on that review, Ares Capital determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

        While hedging activities may mitigate Ares Capital's exposure to adverse fluctuations in interest rates, certain hedging transactions that Ares Capital may enter into in the future, such as interest rate swap agreements, may also limit Ares Capital's ability to participate in the benefits of lower interest rates with respect to Ares Capital's portfolio investments. In addition, there can be no assurance that Ares Capital will be able to effectively hedge Ares Capital's interest rate risk.

        Based on Ares Capital's March 31, 2016, balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in Ares Capital's investment and borrowing structure:

(in millions) Basis Point Change	Interest Income	Interest Expense	Net Income(1)
Up 300 basis points	$189.3	$39.1	$150.2
Up 200 basis points	$114.8	$26.0	$88.8
Up 100 basis points	$40.3	$12.9	$27.4
Down 100 basis points	$11.5	$(6.0)	$17.5
Down 200 basis points	$11.4	$(6.0)	$17.4
Down 300 basis points	$11.4	$(6.0)	$17.4

(1)
Excludes the impact of income based fees. See Note 3 to Ares Capital's consolidated financial statements for the three months ended March 31, 2016 for more information on the income based fees.

        Based on Ares Capital's December 31, 2015, balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in Ares Capital's investment and borrowing structure:

(in millions) Basis Point Change	Interest Income	Interest Expense	Net Income(1)
Up 300 basis points	$177.0	$26.6	$150.4
Up 200 basis points	$105.4	$17.9	$87.5
Up 100 basis points	$33.9	$9.1	$24.8
Down 100 basis points	$14.2	$(3.4)	$17.6
Down 200 basis points	$14.0	$(3.4)	$17.4
Down 300 basis points	$14.0	$(3.4)	$17.4

(1)
Excludes the impact of income based fees. See Note 3 to Ares Capital's consolidated financial statements for the three months ended March 31, 2016 for more information on the income based fees.

 SENIOR SECURITIES OF ARES CAPITAL
(dollar amounts in thousands, except per unit data)

        Information about Ares Capital's senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables as of the end of the last ten fiscal years and as of March 31, 2016. The report of Ares Capital's independent registered public accounting firm, KPMG LLP, on the senior securities table as of December 31, 2015, is attached as an exhibit to this document. The "—"indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facility
Fiscal 2016 (as of March 31, 2016, unaudited)	$1,170,000	$2,256	$—	N/A
Fiscal 2015	$515,000	$2,213	$—	N/A
Fiscal 2014	$170,000	$2,292	$—	N/A
Fiscal 2013	$—	$—	$—	N/A
Fiscal 2012	$—	$—	$—	N/A
Fiscal 2011	$395,000	$2,393	$—	N/A
Fiscal 2010	$146,000	$3,079	$—	N/A
Fiscal 2009	$474,144	$2,294	$—	N/A
Fiscal 2008	$480,486	$2,201	$—	N/A
Fiscal 2007	$282,528	$2,644	$—	N/A
Fiscal 2006	$193,000	$2,628	$—	N/A
Revolving Funding Facility
Fiscal 2016 (as of March 31, 2016, unaudited)	$118,000	$2,256	$—	N/A
Fiscal 2015	$250,000	$2,213	$—	N/A
Fiscal 2014	$324,000	$2,292	$—	N/A
Fiscal 2013	$185,000	$2,547	$—	N/A
Fiscal 2012	$300,000	$2,721	$—	N/A
Fiscal 2011	$463,000	$2,393	$—	N/A
Fiscal 2010	$242,050	$3,079	$—	N/A
Fiscal 2009	$221,569	$2,294	$—	N/A
Fiscal 2008	$114,300	$2,201	$—	N/A
Fiscal 2007	$85,000	$2,644	$—	N/A
Fiscal 2006	$15,000	$2,628	$—	N/A
Revolving Funding II Facility
Fiscal 2009	$—	$—	$—	N/A
SMBC Revolving Funding Facility
Fiscal 2016 (as of March 31, 2016, unaudited)	$25,000	$2,256	$—	N/A
Fiscal 2015	$110,000	$2,213	$—	N/A
Fiscal 2014	$62,000	$2,292	$—	N/A
Fiscal 2013	$—	$—	$—	N/A
Fiscal 2012	$—	$—	$—	N/A
SBA Debentures
Fiscal 2016 (as of March 31, 2016, unaudited)	$25,000	$2,256	$—	N/A
Fiscal 2015	$22,000	$2,213	$—	N/A
Debt Securitization
Fiscal 2011	$77,531	$2,393	$—	N/A
Fiscal 2010	$155,297	$3,079	$—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Fiscal 2009	$273,752	$2,294	$—	N/A
Fiscal 2008	$314,000	$2,201	$—	N/A
Fiscal 2007	$314,000	$2,644	$—	N/A
Fiscal 2006	$274,000	$2,628	$—	N/A
February 2016 Convertible Notes
Fiscal 2015	$575,000	$2,213	$—	N/A
Fiscal 2014	$575,000	$2,292	$—	N/A
Fiscal 2013	$575,000	$2,547	$—	N/A
Fiscal 2012	$575,000	$2,721	$—	N/A
Fiscal 2011	$575,000	$2,393	$—	N/A
June 2016 Convertible Notes
Fiscal 2016 (as of March 31, 2016, unaudited)	$230,000	$2,256	$—	N/A
Fiscal 2015	$230,000	$2,213	$—	N/A
Fiscal 2014	$230,000	$2,292	$—	N/A
Fiscal 2013	$230,000	$2,547	$—	N/A
Fiscal 2012	$230,000	$2,721	$—	N/A
Fiscal 2011	$230,000	$2,393	$—	N/A
2017 Convertible Notes
Fiscal 2016 (as of March 31, 2016, unaudited)	$162,500	$2,256	$—	N/A
Fiscal 2015	$162,500	$2,213	$—	N/A
Fiscal 2014	$162,500	$2,292	$—	N/A
Fiscal 2013	$162,500	$2,547	$—	N/A
Fiscal 2012	$162,500	$2,721	$—	N/A
2018 Convertible Notes
Fiscal 2016 (as of March 31, 2016, unaudited)	$270,000	$2,256	$—	N/A
Fiscal 2015	$270,000	$2,213	$—	N/A
Fiscal 2014	$270,000	$2,292	$—	N/A
Fiscal 2013	$270,000	$2,547	$—	N/A
Fiscal 2012	$270,000	$2,721	$—	N/A
2019 Convertible Notes
Fiscal 2016 (as of March 31, 2016, unaudited)	$300,000	$2,256	$—	N/A
Fiscal 2015	$300,000	$2,213	$—	N/A
Fiscal 2014	$300,000	$2,292	$—	N/A
Fiscal 2013	$300,000	$2,547	$—	N/A
2011 Notes
Fiscal 2010	$300,584	$3,079	$—	$1,018
2012 Notes
Fiscal 2010	$161,210	$3,079	$—	$1,018
2018 Notes
Fiscal 2016 (as of March 31, 2016, unaudited)	$750,000	$2,256	$—	N/A
Fiscal 2015	$750,000	$2,213	$—	N/A
Fiscal 2014	$750,000	$2,292	$—	N/A
Fiscal 2013	$600,000	$2,547	$—	N/A
2020 Notes
Fiscal 2016 (as of March 31, 2016, unaudited)	$600,000	$2,256	$—	N/A
Fiscal 2015	$600,000	$2,213	$—	N/A
Fiscal 2014	$400,000	$2,292	$—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
February 2022 Notes
Fiscal 2014	$143,750	$2,292	$—	$1,024
Fiscal 2013	$143,750	$2,547	$—	$1,043
Fiscal 2012	$143,750	$2,721	$—	$1,035
October 2022 Notes
Fiscal 2016 (as of March 31, 2016, unaudited)	$182,500	$2,256	$—	$1,009
Fiscal 2015	$182,500	$2,213	$—	$1,011
Fiscal 2014	$182,500	$2,292	$—	$1,013
Fiscal 2013	$182,500	$2,547	$—	$993
Fiscal 2012	$182,500	$2,721	$—	$986
2040 Notes
Fiscal 2014	$200,000	$2,292	$—	$1,040
Fiscal 2013	$200,000	$2,547	$—	$1,038
Fiscal 2012	$200,000	$2,721	$—	$1,041
Fiscal 2011	$200,000	$2,393	$—	$984
Fiscal 2010	$200,000	$3,079	$—	$952
2047 Notes
Fiscal 2016 (as of March 31, 2016, unaudited)	$229,557	$2,256	$—	$1,006
Fiscal 2015	$229,557	$2,213	$—	$1,011
Fiscal 2014	$229,557	$2,292	$—	$985
Fiscal 2013	$230,000	$2,547	$—	$972
Fiscal 2012	$230,000	$2,721	$—	$978
Fiscal 2011	$230,000	$2,393	$—	$917
Fiscal 2010	$230,000	$3,079	$—	$847

(1)
Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as Ares Capital's consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the "Asset Coverage Per Unit" (including for the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, which were issued in $25 increments). Certain prior year amounts have been reclassified to conform to the 2016 presentation. In particular, unamortized debt issuance costs were previously included in other assets and were reclassified to long-term debt as a result of the adoption of ASU 2015-03, Interest-Imputation of Interest (Topic 835): Simplifying the Presentation of Debt Issuance Costs during the first quarter of 2016.

(3)
The amount to which such class of senior security would be entitled upon Ares Capital's involuntary liquidation in preference to any security junior to it.

(4)
Not applicable, except for with respect to the 2011 Notes, the 2012 Notes, the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, as other senior securities are not registered for public trading on a stock exchange. The average market value per unit for each of the 2011 Notes, the 2012 Notes, the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes is based on the average daily prices of such notes and is expressed per $1,000 of indebtedness (including for the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, which were issued in $25 increments).

 PORTFOLIO COMPANIES OF ARES CAPITAL

        The following table describes each of the businesses included in Ares Capital's portfolio and reflects data as of March 31, 2016. Percentages shown for class of investment securities held by Ares Capital represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities, other than warrants or options, represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security Ares Capital may own assuming Ares Capital exercises its warrants or options before dilution.

        Ares Capital has indicated by footnote portfolio companies (1) where Ares Capital directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be "controlled" by Ares Capital under the Investment Company Act and (2) where Ares Capital directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where Ares Capital holds one or more seats on the portfolio company's board of directors and, therefore, is deemed to be an "affiliated person" under the Investment Company Act. Ares Capital directly or indirectly owns less than 5% of the outstanding voting securities of all other portfolio companies (or have no other affiliations with such portfolio companies) listed on the table. Ares Capital offers to make significant managerial assistance to certain of its portfolio companies. Where Ares Capital does not hold a seat on the portfolio company's board of directors, Ares Capital may receive rights to observe such board meetings.

        Where Ares Capital has indicated by footnote the amount of undrawn commitments to portfolio companies to fund various revolving and delayed draw senior secured and subordinated loans, such undrawn commitments are presented net of (1) standby letters of credit treated as drawn commitments because they are issued and outstanding, (2) commitments substantially at Ares Capital's discretion and (3) commitments that are unavailable due to borrowing base or other covenant restrictions.

 ARES CAPITAL AND SUBSIDIARIES

PORTFOLIO COMPANIES
As of March 31, 2016
(dollar amounts in thousands)

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
10th Street, LLC and	Real estate holding	First lien senior secured loan	12.00% Cash, 1.00% PIK	11/2/2019		$25,384
New 10th Street, LLC(4)	company	Senior subordinated loan	12.00% Cash, 1.00% PIK	11/2/2019		$27,303
5 North 11th Street		Member interest			10.00%	$44,502
Brooklyn, NY 11211		Option			40.10%	$25
2329497 Ontario Inc.	Outsourced data	Second lien senior secured	10.50% (Libor + 9.25%/Q)	6/30/2019		$27,738
77 King Street West, Suite 4400	center infrastructure	loan
PO Box 235	and related services
Toronto, ON M5K 1J3	provider
Canada
Absolute Dental Management LLC and ADM Equity, LLC	Dental services	First lien senior secured loan	9.27% (Libor + 8.27%/Q)	1/5/2022		$23,750
526 South Tonopah Dr. Suite #200	provider	Class A preferred units			9.30%	$4,000
Las Vegas, NV 89106		Class A common units			9.30%	$—
Adaptive Mobile Security Limited	Developer of security	First lien senior secured loan	10.00% (Libor + 9.00%/Q)	7/1/2018		$3,099
Ferry House	software for mobile	First lien senior secured loan	10.00% (Libor + 9.00%/Q)	10/1/2018		$792
48-52 Lower Mount Street	communications
Dublin 2, Ireland	networks
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	Restaurant owner and	First lien senior secured loan	9.25% (Libor + 8.25%/Q)	12/18/2018		$36,340
165 Passaic Avenue	operator	Promissory note		12/18/2023		$8,390
Fairfield, NJ 07004		Warrant			95.00%	$—	(2)
AEP Holdings, Inc. and Arrowhead Holdco Company	Distributor of	First lien senior secured loan	7.25% (Libor + 6.25%/Q)	8/31/2021		$44,439
3787 95th Ave. N.E.	non-discretionary,	First lien senior secured loan	8.75%(Base Rate + 5.25%/Q)	8/31/2021		$772
Blaine, MN 55014	mission-critical	First lien senior secured loan	8.25% (Libor + 7.25%/Q)	8/31/2021		$10,000
	aftermarket	Common stock			1.13%	$2,677
	replacement parts
Aimbridge Hospitality, LLC	Hotel operator	First lien senior secured loan	—	10/8/2018		$—	(5)
5851 Legacy Circle, Suite 400		First lien senior secured loan	8.25% (Libor + 7.00%/Q)	10/8/2018		$2,885
Plano, TX 75024		First lien senior secured loan	8.25% (Libor + 7.00%/Q)	10/8/2018		$18,305
Alegeus Technologies Holdings Corp.	Benefits	Preferred stock			0.79%	$1,782
1601 Trapelo Road	administration and	Common stock			0.00%	$—
South Building, 2nd Floor	transaction processing
Waltham, MA 02451	provider
AllBridge Financial, LLC(4)	Asset management	Equity interests			100.00%	$534
13760 Noel Road, Suite 1100	services
Dallas, TX 75240
Alphabet Energy, Inc.	Technology developer	First lien senior secured loan	12.50% (Libor + 11.50%/M)	8/1/2017		$3,549
26225 Eden Landing Road, Suite D	to convert waste-heat	Series B preferred stock			2.01%	$127
Hayward, CA 94545	into electricity	Warrant			1.61%	$101	(2)
American Academy Holdings, LLC	Provider of	First lien senior secured loan	7.00% (Libor + 6.00%/Q)	6/27/2019		$60,849
2480 South 3850 West, Suite B	education, training,	First lien senior secured loan	4.00% (Libor + 3.00%/Q)	6/27/2019		$2,801
Salt Lake City, UT 84120	certification, networking, and consulting services to medical coders and other healthcare professionals
American Broadband Communications, LLC, American Broadband Holding Company, and Cameron Holdings of NC, Inc.	Broadband	Warrant			20.76%	$7,204	(2)
401 N. Tryon Street, 10th Floor	communication	Warrant			20.00%	$6,927	(2)
Charlotte, NC 28202	services
American Residential Services L.L.C.	Heating, ventilation	Second lien senior secured loan	8.50% (Libor + 7.50%/Q)	12/31/2021		$50,000
965 Ridge Lake Blvd.	and air conditioning
Memphis, TN 38120	services provider

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
American Seafoods Group LLC and American Seafoods Partners LLC	Harvester and	First lien senior secured revolving loan	7.50% (Base Rate + 4.00%/Q)	8/19/2021		$998	(6)
2025 First Avenue, Suite 900	processor of seafood	First lien senior secured loan	6.00% (Libor + 5.00%/Q)	8/19/2021		$19,062
Seattle, WA 98121		Second lien senior secured loan	10.00% (Libor + 9.00%/Q)	2/19/2022		$53,350
		Class A units			0.24%	$86
		Warrant			3.36%	$8,163	(2)
Argon Medical Devices, Inc.	Manufacturer and	Second lien senior secured loan	10.50% (Libor + 9.50%/Q)	6/23/2022		$9,000
5151 Headquarters Drive, Suite 210	marketer of
Plano, TX 75024	single-use specialty
	medical devices
Athletic Club Holdings, Inc.	Premier health club	First lien senior secured loan	—	10/31/2020		$—	(7)
5201 East Tudor Road	operator	First lien senior secured loan	9.50% (Libor + 8.50%/Q)	10/31/2020		$41,000
Anchorage, AL 99507
AwarePoint Corporation	Healthcare	First lien senior secured loan	9.50%	6/1/2018		$9,474
600 W. Broadway, Suite 250	technology platform	Warrant			8.83%	$609	(2)
San Diego, CA 92101	developer
Batanga, Inc.	Independent digital	First lien senior secured loan	12.00% (Libor + 11.00%/M)	12/31/2016		$9,975
2121 Ponce de Leon Blvd., Suite 800	media company
Coral Gables, FL 33134
Benihana, Inc.	Restaurant owner and	First lien senior secured revolving loan	8.25%(Base Rate + 4.75%/Q)	7/17/2018		$460	(8)
8685 Northwest 53rd Terrace	operator
Miami, FL 33166		First lien senior secured loan	7.25% (Libor + 6.00%/Q)	1/17/2019		$4,573
Bicent (California) Holdings LLC c/o Beowolf Energy LLC	Gas turbine power	Senior subordinated loan	8.25% (Libor + 7.25%/Q)	2/6/2021		$49,507
100 N. West Street	generation facilities
Easton, MD 21601	operator
Brandtone Holdings Limited	Mobile	First lien senior secured loan	9.50% (Libor + 8.50%/M)	11/1/2018		$5,340
51-54 Pearse Street	communications and	First lien senior secured loan	9.50% (Libor + 8.50%/M)	1/1/2019		$3,296
Dublin 2, Ireland	marketing services	Warrant			1.99%	$1	(2)
	provider
Brush Power, LLC	Gas turbine power	First lien senior secured loan	6.25% (Libor + 5.25%/Q)	8/1/2020		$56,699
1150 West Century Ave.	generation facilities	First lien senior secured loan	7.75%(Base Rate + 4.25%/Q)	8/1/2020		$157
Bismarck ND, 58503	operator
Cadence Aerospace, LLC	Aerospace precision	First lien senior secured loan	6.50% (Libor + 5.25%/Q)	5/9/2018		$4,074
2600 94th Street SW, Suite 150	components	Second lien senior secured loan	10.50% (Libor + 9.25%/Q)	5/9/2019		$77,267
Everett, WA 98204	manufacturer
Callidus Capital Corporation(4)	Asset management	Common stock			100.00%	$1,662
2000 Avenue of the Stars, 12th Floor	services
Los Angeles, CA 90067
CallMiner, Inc.	Provider of cloud-	First lien senior secured loan	10.00%	5/1/2018		$3,152
200 West Street	based conversational	First lien senior secured loan	10.00%	9/1/2018		$1,758
Waltham, MA 02452	analytics solutions	Warrant			1.83%	$—	(2)
Cambrios Technologies Corporation	Manufacturer of	Warrant			4.88%	$—	(2)
930 East Arques Ave.	nanotechnology-based
Sunnyvale, CA 94085	solutions for electronic devices and computers
Campus Management Corp. and Campus Management Acquisition Corp.(3)	Education software	Preferred stock			16.75%	$10,730
350 Park Avenue, 23rd Floor	developer
New York, NY 10022
Castle Management Borrower LLC	Hotel operator	First lien senior secured loan	5.50% (Libor + 4.50%/Q)	9/18/2020		$5,925
545 East John Carpenter Freeway,		Second lien senior secured loan	11.00% (Libor + 10.00%/Q)	3/18/2021		$10,000
Suite 1400		Second lien senior secured loan	11.00% (Libor + 10.00%/Q)	3/18/2021		$55,000
Irving, TX 75062
CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC	Correctional facility	First lien senior secured revolving loan	5.00% (Libor + 4.00%/Q)	7/23/2019		$3,487	(9)
3343 Perimeter Hill Drive, Suite 300	healthcare operator	First lien senior secured revolving loan	6.50%(Base Rate + 3.00%/Q)	7/23/2019		$1,395	(9)
Nashville, TN 37211		First lien senior secured loan	5.00% (Libor + 4.00%/Q)	7/23/2021		$6,170
		Second lien senior secured loan	9.38% (Libor + 8.38%/Q)	7/23/2022		$121,500
		Class A units			1.24%	$661

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
CEI Kings Mountain Investor, LP	Gas turbine power	Senior subordinated loan	11.00% PIK	3/11/2017		$30,024
8800 N. Gainey Drive, Suite 250	generation facilities operator
Scottsdale, AZ 85258
CFW Co-Invest, L.P., NCP Curves, L.P. and Curves International Holdings, Inc.	Health club	Limited partnership interest			12.24%	$6,585
100 Ritchie Road	franchisor	Limited partnership interest			12.25%	$—
Waco, TX 76712		Common stock			7.41%	$—
CH Hold Corp.	Collision repair	First lien senior secured revolving loan	6.25% (Libor + 5.25%/Q)	11/20/2019		$1,185	(10)
401 E. Corporate Drive, Suite 150	company
Lewisville, TX 75057
ChargePoint, Inc.	Developer and	First lien senior secured loan	9.75% (Libor + 8.75%/M)	7/1/2019		$10,000
1692 Dell Avenue	operator of electric	First lien senior secured loan	9.75% (Libor + 8.75%/M)	1/1/2019		$10,000
Campbell, CA 95008	vehicle charging	Warrant			2.12%	$327	(2)
	stations
Chariot Acquisition, LLC	Manufacturer,	First lien senior secured revolving loan	—	9/30/2021		$—	(11)
3510 Port Jacksonville Pkwy	distributor and	First lien senior secured loan	7.25% (Libor + 6.25%/Q)	9/30/2021		$55,711
Jacksonville, Florida 32226	designer of aftermarket golf cart parts and accessories
Charter NEX US Holdings, Inc.	Producer of	Second lien senior secured loan	9.25% (Libor + 8.25%/Q)	2/6/2023		$15,680
1264 E High St.	high-performance
Milton, WI 53563	specialty films used in flexible packaging
CIBT Holdings, Inc. and CIBT Investment Holdings, LLC	Expedited travel	First lien senior secured loan	—	12/15/2018		$—	(12)
111 Huntington Ave., 30th Floor	document processing	Class A shares			1.97%	$4,759
Boston, MA 02199	services
Ciena Capital LLC(4)	Real estate and small	First lien senior secured revolving loan	6.00%	12/31/2016		$14,000	(13)
1633 Broadway, 39th Floor	business loan servicer	First lien senior secured loan	12.00%	12/31/2016		$500
New York, NY 10019		First lien senior secured loan	12.00%	12/31/2016		$5,000
		First lien senior secured loan	12.00%	12/31/2016		$2,500
		Equity interests			100.00%	$17,784
CMW Parent LLC (fka Black Arrow, Inc.)	Multiplatform	Series A units			0.00%	$—
65 North San Pedro	media firm
San Jose, CA 95110
Command Alkon, Incorporated and CA Note Issuer, LLC	Software solutions	Second lien senior secured loan	9.25% (Libor + 8.25%/Q)	8/8/2020		$10,000
1800 International Park Dr., Suite 400	provider to the	Second lien senior secured loan	9.25% (Libor + 8.25%/Q)	8/8/2020		$11,500
Birmingham, AL 35243	ready-mix concrete	Second lien senior secured loan	9.25% (Libor + 8.25%/Q)	8/8/2020		$26,500
	industry	Senior subordinated loan	14.00% PIK	8/8/2021		$21,028
Commercial Credit Group, Inc.	Commercial	Senior subordinated loan	12.75%	5/10/2018		$28,000
121 West Trade Street, Suite 2100	equipment finance
Charlotte, NC 28202	and leasing company
Community Education Centers, Inc. and CEC Parent Holdings LLC(4)	Offender re-entry and	First lien senior secured loan	6.25% (Libor + 5.25%/Q)	12/13/2017		$13,612
35 Fairfield Place	in-prison treatment	First lien senior secured loan	7.75%(Base Rate + 4.25%/Q)	12/13/2017		$673
West Caldwell, NJ 07006	services provider	Second lien senior secured loan	15.62% (Libor + 15.00%/Q)	6/13/2018		$21,895
		Class A senior preferred units			0.90%	$10,150
		Class A junior preferred units			30.77%	$16,310
		Class A common units			30.77%	$—
Competitor Group, Inc., Calera XVI, LLC and Champion Parent Corporation	Endurance sports	First lien senior secured revolving loan	5.00% (Libor + 3.75%/Q)	11/30/2018		$4,476	(14)
9401 Waples Street, Suite 150	media and event	First lien senior secured loan	5.00% (Libor + 3.75%/Q)	11/30/2018		$38,063
San Diego, CA 92121	operator	Preferred shares			50.00%	$508
		Membership units			7.88%	$—
		Common shares			32.96%	$—
Component Hardware Group, Inc.	Manufacturer of	First lien senior secured revolving loan	5.50% (Libor + 4.50%/Q)	7/1/2019		$2,196	(15)
1890 Swarthmore Avenue	commercial	First lien senior secured loan	5.50% (Libor + 4.50%/Q)	7/1/2019		$7,881
Lakewood, NJ 08701	equipment
Compuware Parent, LLC	Web and mobile	Class A-1 common stock			0.41%	$1,834
777 Mariners Island Blvd.	cloud performance	Class B-1 common stock			0.41%	$367
San Mateo, CA 94404	testing and	Class C-1 common stock			0.41%	$245
	monitoring services	Class A-2 common stock			0.41%	$—
	provider	Class B-2 common stock			0.41%	$—
		Class C-2 common stock			0.41%	$—

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
Correctional Medical Group Companies, Inc.	Correctional facility	First lien senior secured loan	—	9/29/2021		$—	(16)
2511 Garden Road, Suite A160	healthcare operator	First lien senior secured loan	9.59% (Libor + 8.59%/Q)	9/29/2021		$3,088
Monterey, CA 93940		First lien senior secured loan	9.59% (Libor + 8.59%/Q)	9/29/2021		$48,800
Covestia Capital Partners, LP	Investment	Limited partnership interest			47.00%	$$1,863
11111 Santa Monica Blvd, Suite 1620	partnership
Los Angeles, CA 90025
CPV Maryland Holding Company II, LLC c/o Competitive Power Ventures, Inc.	Gas turbine power	Senior subordinated loan	10.00%	12/31/2020		$41,570
8403 Colesville Road, Suite 915	generation facilities	Warrant			4.00%	$—	(2)
Silver Spring, MD 20910	operator
Crescent Hotels & Resorts, LLC and affiliates(4)	Hotel operator	Senior subordinated loan	15.00%	9/8/2011		$3,244
2000 Avenue of the Stars,		Common equity interest			90.00%	$—
12th Floor
Los Angeles, CA 90067
Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC(3)	Provider of	First lien senior secured revolving loan	7.25% (Libor + 6.00%/Q)	3/13/2019		$1,700	(17)
1501 North Guillemard Street	outsourced healthcare	First lien senior secured loan	7.25% (Libor + 6.00%/Q)	3/13/2019		$18,323
Pensacola, FL 32501	linen management	Class A preferred units			11.76%	$3,112
	solutions	Class B common units			11.76%	$345
DCA Investment Holding, LLC	Multi-branded dental	First lien senior secured revolving loan	7.75%(Base Rate + 4.25%/Q)	7/2/2021		$1,572	(18)
6240 Lake Osprey Drive	practice management	First lien senior secured loan	6.25% (Libor + 5.25%/Q)	7/2/2021		$18,660
Sarasota, FL 34240
Dent Wizard International Corporation and DWH Equity Investors, L.P.	Automotive	Second lien senior secured loan	10.25% (Libor + 9.25%/Q)	10/7/2020		$50,000
4710 Earth City Expressway	reconditioning	Class A common stock			0.44%	$493
Bridgeton, MO 63044	services	Class B common stock			0.37%	$987
DESRI VI Management Holdings, LLC c/o D.E. Shaw & Co., L.P.	Wind power	Senior subordinated loan	9.75%	12/24/2021		$25,000
1166 Avenue of the Americas, 9th Floor	generation facility	Non-controlling units			10.00%	$1,652
New York, NY 10036	operator
DineInFresh, Inc.	Meal-delivery	First lien senior secured loan	9.75% (Libor + 8.75%/M)	7/1/2018		$7,000
22 West 19th Street, 5th Floor	provider	Warrant			1.48%	$4	(2)
New York, NY 10011
Directworks, Inc. and
Co-Exprise Holdings, Inc.	Provider of cloud-	First lien senior secured loan	10.25% (Libor + 9.25%/M)	4/1/2018		$2,082
6021 Wallace Road, Suite 300	based software	Warrant			4.76%	$—	(2)
Wexford, PA 15090	solutions for direct materials sourcing and supplier management for manufacturers
DNAnexus, Inc.	Bioinformatics	First lien senior secured loan	9.25% (Libor + 8.25%/M)	10/1/2018		$10,500
1975 W. El Camino Real, Suite 101	company	Warrant			1.60%	$250	(2)
Mountain View, CA 94040
DTI Holdco, Inc. and OPE DTI Holdings, Inc.	Provider of legal	First lien senior secured loan	5.75% (Libor + 4.75%/Q)	8/19/2020		$927
Two Ravinia Drive, Suite 850	process outsourcing	Class A common stock			1.65%	$7,288
Atlanta, GA 30346	and managed	Class B common stock			1.65%	$—
	services
Dwyer Acquisition Parent, Inc. and TDG Group Holding Company	Operator of multiple	Senior subordinated loan	11.00%	2/15/2020		$31,500
1020 N University Park Drive	franchise concepts	Senior subordinated loan	11.00%	2/15/2020		$52,670
Waco, TX 76707	primarily related to	Common stock			1.87%	$4,403
	home maintenance or repairs
Eagle Family Foods Group LLC	Manufacturer and	First lien senior secured loan	10.05% (Libor + 9.05%/Q)	12/31/2021		$54,775
1 Strawberry Lane	producer of milk
Orrville, OH 44667	products
Earthcolor Group, LLC	Printing management	Limited liability company interests			9.30%	$—
249 Pomeroy Road	services
Parsippany, NJ 07054

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
Eckler Industries, Inc.	Restoration parts and	First lien senior secured revolving loan	8.50%(Base Rate + 5.00%/Q)	7/12/2017		$1,880	(19)
5200 S. Washington Ave.	accessories provider	First lien senior secured loan	7.25% (Libor + 6.00%/Q)	7/12/2017		$6,584
Titusville, FL 32780	for classic	First lien senior secured loan	7.25% (Libor + 6.00%/Q)	7/12/2017		$24,834
	automobiles	Series A preferred stock			5.41%	$—
		Common stock			5.41%	$—
EcoMotors, Inc.	Engine developer	First lien senior secured loan	11.00%	3/1/2018		$11,480
17000 Federal Drive, Suite 200		Warrant			2.10%	$286	(2)
Allen Park, MI 48101		Warrant			0.46%	$62	(2)
EN Engineering, L.L.C.	National utility	First lien senior secured loan	—	6/30/2021		$—	(20)
28100 Torch Parkway, Suite 400	services firm	First lien senior secured loan	8.50%(Base Rate + 5.00%/Q)	6/30/2021		$2,561
Warrenville, Illinois 60555	providing engineering	First lien senior secured loan	7.00% (Libor + 6.00%/Q)	6/30/2021		$22,311
	and consulting services to natural gas, electric power and other energy and industrial end markets
Everspin Technologies, Inc.	Designer and	First lien senior secured revolving loan	7.25%(Base Rate + 3.75%/M)	6/5/2017		$1,485	(21)
1347 N. Alma School Road, Suite 220	manufacturer of	First lien senior secured loan	8.75% (Libor + 7.75%/M)	6/1/2019		$7,920
Chandler, AZ 85224	computer memory	Warrant			1.61%	$355	(2)
	solutions
Faction Holdings, Inc. and The Faction Group LLC (fka PeakColo Holdings, Inc.)	Wholesaler of cloud-	First lien senior secured revolving loan	—	11/30/2017		$—	(22)
303 E. 17th Avenue, Suite 1000	based software	First lien senior secured loan	9.75% (Libor + 8.75%/Q)	12/1/2019		$3,000
Denver, CO 80203	applications and	First lien senior secured loan	9.75% (Libor + 8.75%/Q)	5/1/2019		$4,000
	services	Warrant			1.97%	$62	(2)
		Warrant			2.71%	$85	(2)
Feradyne Outdoors, LLC and Bowhunter Holdings, LLC	Provider of branded	First lien senior secured loan	4.00% (Libor + 3.00%/Q)	3/31/2019		$4,365
110 Beasley Rd.	archery and	First lien senior secured loan	6.55% (Libor + 5.55%/Q)	3/31/2019		$9,120
Cartersville, GA 30120	bowhunting	First lien senior secured loan	4.00% (Libor + 3.00%/Q)	3/31/2019		$6,508
	accessories	First lien senior secured loan	6.55% (Libor + 5.55%/Q)	3/31/2019		$48,096
		Common units			3.57%	$3,574
First Insight, Inc.	Software company	Warrant			13.17%	$12	(2)
1606 Carmody Court, Suite 106	providing
Sewickley, PA 15143	merchandising and
	pricing solutions to companies worldwide
Flow Solutions Holdings, Inc.	Distributor of high	Second lien senior secured loan	10.00% (Libor + 9.00%/Q)	10/30/2018		$5,700
22908 NE Alder Crest Drive, Suite 100	value fluid handling,	Second lien senior secured loan	10.00% (Libor + 9.00%/Q)	10/30/2018		$28,025
Redmond, WA 98053	filtration and flow control products
Garden Fresh Restaurant Corp.	Restaurant owner and	First lien senior secured revolving loan	10.50% (Libor + 9.00%/Q)	7/3/2018		$1,100	(23)
15822 Bernardo Center Drive, Suite A	operator	First lien senior secured loan	10.50% (Libor + 9.00%/Q)	7/3/2018		$40,141
San Diego, CA 92127
GCN Storage Solutions, LLC	Energy storage and	First lien senior secured loan	—	12/31/2021		$—	(24)
4151 Burton Drive	power efficiency	First lien senior secured loan	9.75%	12/31/2021		$8,443	(24)
Santa Clara, CA 95054	solutions provider for commercial and industrial businesses
Genomatica, Inc.	Developer of a	Warrant			2.46%	$6	(2)
Cambridge Discovery Park, 5th Floor	biotechnology
100 Acorn Park Drive	platform for the
Cambridge, MA 02140	production of chemical products
GF Parent LLC	Producer of low-acid,	Class A preferred units			2.58%	$2,227
4757 Nexus Center Drive	aseptic food and	Class A common units			2.20%	$—
San Diego, CA 92121	beverage products
Global Franchise Group, LLC and GFG Intermediate Holding, Inc.	Worldwide franchisor	First lien senior secured loan	10.51% (Libor + 9.51%/Q)	12/18/2019		$62,500
1346 Oakbrook Drive, Suite 170	of quick service
Norcross, GA 30093	restaurants
Global Healthcare Exchange, LLC and GHX Ultimate Parent Corp.	On-demand supply	Class A common stock			1.03%	$2,991
1315 W Century Drive	chain automation	Class B common stock			0.93%	$4,735
Louisville, CO 80027	solutions provider

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
Gordian Acquisition Corp.	Financial services	Common stock			5.00%	$—
950 Third Avenue, 17th Floor	firm
New York, NY 10022
Grant Wind Holdings II, LLC	Wind power	Senior subordinated loan	10.00%	7/15/2016		$24,195
615 South DuPont Highway	generation facility
Dover, DE 19901
Green Energy Partners, Stonewall LLC and Panda Stonewall Intermediate Holdings II LLC	Gas turbine power	First lien senior secured loan	6.50% (Libor + 5.50%/Q)	11/13/2021		$23,125
12 Paoli Pike Suite 5	generation facilities	Senior subordinated loan	8.00% Cash, 5.25% PIK	12/31/2021		$17,722
Paoli, PA 19301	operator	Senior subordinated loan	8.00% Cash, 5.25% PIK	12/31/2021		$82,845
Greenphire, Inc. and RMCF III CIV XXIX, L.P	Software provider for	First lien senior secured revolving loan	—	12/19/2018		$—	(25)
640 Freedom Business Center Drive,	clinical trial	First lien senior secured loan	—	12/19/2018		$—	(26)
Suite 201	management	First lien senior secured loan	9.00% (Libor + 8.00%/M)	12/19/2018		$4,000
King of Prussia, PA 19406		Limited partnership interest			99.90%	$999
GS Pretium Holdings, Inc.	Manufacturer and	Common stock			0.41%	$405
15450 South Outer Forty Drive,	supplier of high
Suite 120	performance plastic
Chesterfield, MO 63017	containers
Harvey Tool Company, LLC and Harvey Tool Holding, LLC	Manufacturer and	First lien senior secured revolving loan	—	3/28/2019		$—	(27)
428 Newburyport Turnpike	provider of cutting	Senior subordinated loan	11.00%	9/28/2020		$27,925
Rowley, MA 01969	tools to the	Class A membership units			1.09%	$1,460
	metalworking industry
HCI Equity, LLC(4)	Investment company	Member interest			100.00%	$127
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067
Heritage Food Service Group, Inc. and
WCI-HFG Holdings, LLC	Distributor of repair	Second lien senior secured loan	9.50% (Libor + 8.50%/Q)	10/20/2022		$30,696
5130 Executive Boulevard	and replacement	Preferred units			2.50%	$2,706
Fort Wayne, IN 46808	parts for commercial kitchen equipment
iControl Networks, Inc. and uControl Acquisition, LLC	Software and services	Second lien senior secured loan	9.50% (Libor + 8.50%/Q)	3/1/2019		$20,075
555 Twin Dolphin Drive, Suite 280	company for the	Warrant			0.55%	$173	(2)
Redwood City, CA 94065	connected home market
ICSH, Inc.	Industrial container	First lien senior secured revolving loan	8.25%(Base Rate + 4.75%/Q)	12/31/2018		$1,000	(28)
1540 Greenwood Avenue	manufacturer,	Second lien senior secured loan	10.00% (Libor + 9.00%/Q)	12/31/2019		$66,000
Montebello, CA 90640	reconditioner and servicer
IfByPhone Inc.	Voice-based	Warrant			4.76%	$71	(2)
300 W. Adams Street, Suite 900	marketing automation
Chicago, IL 60606	software provider
Imperial Capital Group LLC	Investment services	Class A common units			2.80%	$12,775
2000 Avenue of the Stars, 9th Floor S		2006 Class B common units			2.80%	$3
Los Angeles, CA 90067		2007 Class B common units			2.80%	$—
Imperial Capital Private Opportunities, LP	Investment	Limited partnership interest			80.00%	$15,343
2000 Avenue of the Stars, 9th Floor S	partnership
Los Angeles, CA 90067
INC Research Mezzanine Co-Invest, LLC	Pharmaceutical and	Common units			15.07%	$2,796
3201 Beechleaf Court, Suite 600	biotechnology
Raleigh, NC 27604	consulting services
Indra Holdings Corp.	Designer, marketer,	Second lien senior secured loan	8.50% (Libor + 7.50%/Q)	11/1/2021		$66,400
9655 International Blvd.	and distributor of
Cincinnati, OH 45246	rain and cold weather products
Infilaw Holding, LLC	Operator of for-profit	First lien senior secured revolving loan	—	1/31/2017		$—	(29)
1100 5th Avenue South, Suite 301	law schools	First lien senior secured loan	11.50% (Libor + 8.50% Cash,	1/31/2017		$3,410
Naples, FL 34102			2.00% PIK/Q)
		Series A preferred units	11.50% (Libor + 8.50% Cash, 2.00% PIK/Q)		95.34%	$113,650
		Series B preferred units			6.67%	$4,956

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
Instituto de Banca y Comercio, Inc. &
Leeds IV Advisors, Inc.	Private school	First lien senior secured loan	10.50% PIK (Libor + 9.00%/Q)	12/31/2018		$1,714
Calle Santa Ana 1660	operator	Senior preferred series A-1 shares			83.50%	$90,279
Santurce, Puerto Rico 00909		Series B preferred stock			5.00%	$—
		Series C preferred stock			3.98%	$—
		Common stock			4.02%	$—
Interactions Corporation	Developer of a	Second lien senior secured loan	9.85% (Libor + 8.85%/Q)	7/1/2019		$25,000
31 Hayward Street, Suite E	speech recognition	Warrant			0.30%	$290	(2)
Franklin, MA 02038	software based customer interaction system
Intermedix Corporation	Revenue cycle	Second lien senior secured loan	9.25% (Libor + 8.25%/Q)	6/27/2020		$107,520
6451 N. Federal Highway, Suite 1000	management provider
Fort Lauderdale, FL 33308	to the emergency healthcare industry
Ioxus, Inc	Manufacturer of	First lien senior secured loan	10.00% Cash, 2.00% PIK	6/1/2018		$8,687
18 Stadium Circle	energy storage	Warrant			3.61%	$216	(2)
Oneonta, NY 13820	devices	Warrant			8.06%	$—	(2)
iPipeline, Inc., Internet Pipeline, Inc. and iPipeline Holdings, Inc.	Provider of	First lien senior secured revolving loan	—	8/4/2022		$—	(30)
222 Valley Creek Blvd, Suite 300	SaaS-based software	First lien senior secured loan	8.25% (Libor + 7.25%/Q)	8/4/2022		$71,640
Exton, PA 19341	solutions to the	Preferred stock			0.73%	$2,179
	insurance and financial services industry	Common stock			0.64%	$22
IronPlanet, Inc.	Online auction	Warrant			7.60%	$203	(2)
3825 Hopyard Road, Suite 250	platform provider for
Pleasanton, CA 94588	used heavy equipment
ISS Compressors Industries, Inc., ISS Valves Industries, Inc., ISS Motors Industries, Inc., ISS Machining Industries, Inc., and ISS Specialty Services Industries, Inc.	Provider of repairs,	First lien senior secured loan	—	6/5/2018		$—	(31)
875 North Michigan Avenue Suite 4020	refurbishments and	First lien senior secured loan	7.00% (Libor + 6.00%/Q)	6/5/2018		$2,369
Chicago, Illinois 60611	services to the	First lien senior secured loan	7.00% (Libor + 6.00%/Q)	6/5/2018		$32,627
	broader industrial end user markets
Itel Laboratories, Inc.	Data services	First lien senior secured revolving loan	—	6/29/2018		$—	(32)
6745 Phillips Industrial Boulevard	provider for building	Preferred units			1.80%	$1,181
Jacksonville, FL 32256	materials to property insurance industry
Ivy Hill Asset Management, L.P.(4)	Asset management	Member interest			100.00%	$232,937
2000 Avenue of the Stars, 12th Floor	services
Los Angeles, CA 90067
Javlin Three LLC, Javlin Four LLC, and Javlin Five LLC	Asset-backed	First lien senior secured revolving loan	10.43% (Libor + 10.00%/Q)	6/24/2017		$40,832
1414 Harney Street Suite 440	financial services
Omaha, NE 68102	company
Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation	Renewable fuel and	First lien senior secured loan	10.00% (Libor + 9.00%/M)	10/1/2018		$7,985
18 Crosby Drive	chemical production	Warrant			2.17%	$—	(2)
Bedford, MA 01730	developer
K2 Pure Solutions Nocal, L.P.	Chemical producer	First lien senior secured revolving loan	—	2/19/2021		$—	(33)
260 Queen Street West, 4th Floor		First lien senior secured loan	7.00% (Libor + 6.00%/Q)	2/19/2021		$52,975
Toronto, ON M5V 1Z8
Canada
Kettle Cuisine, LLC	Manufacturer of fresh	Second lien senior secured loan	10.75% (Libor + 9.75%/Q)	2/21/2022		$28,500
330 Lynnway	refrigerated and
Lynn, MA 01901	frozen food products
KeyImpact Holdings, Inc. and JWC/KI Holdings, LLC	Foodservice sales and	First lien senior secured loan	—	11/16/2021		$—	(34)
1701 Crossroads Dr.	marketing agency	First lien senior secured loan	7.13% (Libor + 6.13%/Q)	11/16/2021		$46,134
Odenton, MD 21113		Membership units			5.13%	$5,727

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
Kinestral Technologies, Inc.	Designer of adaptive,	First lien senior secured loan	8.75% (Libor + 7.75%/M)	10/1/2018		$10,000
400 East Jamie Court, Suite 201	dynamic glass for the	Warrant			1.17%	$151	(2)
South San Francisco, CA 94080	commercial and	Warrant			0.61%	$—	(2)
	residential markets.
KPS Global LLC	Manufacturer of	First lien senior secured loan	9.61% (Libor + 8.61%/Q)	12/4/2020		$40,000
4201 N Beach St	walk-in cooler and
Fort Worth, TX 76137	freezer systems
La Paloma Generating Company, LLC	Natural gas fired,	Second lien senior secured loan		2/20/2020		$2,100
24 Waterway Avenue, Suite 800	combined cycle plant
Houston, TX 77380	operator
Lakeland Tours, LLC	Educational travel	First lien senior secured revolving loan	—	2/10/2022		$—	(35)
218 West Water Street, Suite 400	provider	First lien senior secured loan	5.75% (Libor + 4.75%/Q)	2/10/2022		$19,083
Charlottesville, VA 22902		First lien senior secured loan	10.45% (Libor + 9.45%/Q)	2/10/2022		$43,707
LBP Intermediate Holdings LLC	Manufacturer of	First lien senior secured revolving loan	—	7/10/2020		$—	(36)
1325 S. Cicero Ave.	paper and corrugated	First lien senior secured loan	6.50% (Libor + 5.50%/Q)	7/10/2020		$24,555
Cicero, IL 60804	foodservice packaging
Liquid Light, Inc.	Developer and	First lien senior secured loan	10.00% (Libor + 9.00%/M)	11/1/2017		$2,444
11 Deer Park Drive, Suite 121	licensor of process	Warrant			1.00%	$74	(2)
Monmouth Junction, NJ 08852	technology for the conversion of carbon dioxide into major chemicals
Liquid Robotics, Inc.	Ocean data services	First lien senior secured loan	9.00% (Libor + 8.00%/M)	5/1/2019		$4,950
1329 Moffett Park Drive	provider utilizing long	Warrant			0.17%	$72	(2)
Sunnyvale, CA 94089	duration, autonomous surface vehicles
LM Acquisition Holdings, LLC	Developer and	Class A units			0.89%	$1,725
6415 Northwest Drive, Unit 11	manufacturer of
Mississauga, ON L4V 1X1	medical equipment
Canada
Lonestar Prospects, Ltd.	Sand proppant	First lien senior secured loan	8.50% (Libor + 6.50% Cash,	9/18/2018		$69,827
4413 Carey Street	producer and		1.00% PIK/Q)
Fort Worth, TX 76119	distributor to the oil and natural gas industry
LSQ Funding Group, L.C. and LM LSQ Investors LLC	Asset based lender	Senior subordinated loan	—	6/25/2021		$—	(37)
2600 Lucien Way, Suite 100		Senior subordinated loan	10.50%	6/25/2021		$30,000
Maitland, Florida 32751		Membership units			2.57%	$2,999
MacLean-Fogg Company and MacLean-Fogg Holdings, L.L.C.	Manufacturer and	Senior subordinated loan Preferred	10.50% Cash, 3.00% PIK	10/9/2025		$97,716
1000 Allanson Road	supplier for the	units	4.50% Cash, 9.25% PIK		93.58%	$72,410
Mundelein, IL 60060	power utility and automotive markets worldwide
Market Track Holdings, LLC	Business media	Preferred stock			1.50%	$2,418
10 S. Wacker Drive, Suite 2550	consulting services	Common stock			1.50%	$2,247
Chicago, IL 60606	company
Massage Envy, LLC	Franchisor in the	First lien senior secured revolving loan	—	9/26/2018		$—	(38)
14350 N. 87th Street	massage industry	First lien senior secured loan	8.50% (Libor + 7.25%/Q)	9/26/2018		$73,912
Suites 200, 205 and 230		Common stock			2.00%	$5,378
Scottsdale, AZ 85260
Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and	Warrant			4.56%	$1,369	(2)
8515 E. Anderson Dr.	marketer of OTC	Warrant			5.00%	$613	(2)
Scottsdale, AZ 85255	healthcare products
Maximus Holdings, LLC	Provider of software	Warrant			15.00%	$—	(2)
4675 MacArthur Court	simulation tools and
Newport Beach, CA 92660	related services
MC Acquisition Holdings I, LLC	Healthcare	Class A units			0.59%	$1,352
825 East Gate Blvd.	professional provider
Garden City, NY 11530

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
McKenzie Sports Products, LLC	Designer,	First lien senior secured revolving loan	—	9/18/2020		$—	(39)
1910 Saint Luke's Church Road	manufacturer and	First lien senior secured loan	—	9/18/2020		$—	(40)
Salisbury, NC 28146	distributor of	First lien senior secured loan	6.75% (Libor + 5.75%/Q)	9/18/2020		$81,120
	hunting-related supplies
Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management	Second lien senior secured loan	8.50% (Libor + 7.50%/Q)	12/14/2018		$142,500
5299 DTC Blvd., Suite 510	solutions provider	Common stock			3.47%	$7,435
Greenwood Village, CO 80111
Ministry Brands, LLC and MB Parent Holdings, LLC	Software and	First lien senior secured loan	10.37% (Libor + 9.37%/Q)	11/20/2021		$49,191
14488 Old Stage Rd	payment services	First lien senior secured loan	10.37% (Libor + 9.37%/Q)	11/20/2021		$25,192
Lenoir City, Tennessee 37772	provider to faith-	Class A common units			0.78%	$2,131
	based institutions
Moxie Liberty LLC	Gas turbine power	First lien senior secured loan	7.50% (Libor + 6.50%/Q)	8/21/2020		$33,250
4100 Spring Valley, Suite 1001	generation facilities
Dallas, TX 75244	operator
Moxie Patriot LLC	Gas turbine power	First lien senior secured loan	6.75% (Libor + 5.75%/Q)	12/21/2020		$32,375
4100 Spring Valley, Suite 1001	generation facilities
Dallas, TX 75244	operator
Multi-Ad Services, Inc.(3)	Marketing services	Preferred units			13.95%	$162
1720 W. Detweiller Drive	and software provider	Common units			7.48%	$—
Peoria, IL 61615
MVL Group, Inc.(4)	Marketing research	Senior subordinated loan		7/8/2012		$226
1061 E. Indiantown Road, Suite 300	provider	Common stock			56.10%	$—
Jupiter, FL 33477
MW Dental Holding Corp.	Dental services	First lien senior secured revolving loan	8.50% (Libor + 7.00%/Q)	4/12/2018		$2,000	(41)
680 Hehli Way	provider	First lien senior secured loan	8.50% (Libor + 7.00%/Q)	4/12/2018		$117,532
PO Box 69
Mondovi, WI 54755
MWI Holdings, Inc.	Manufacturer of	First lien senior secured loan	7.38% (Libor + 6.13%/Q)	3/27/2019		$9,377
101 Godfrey Street	engineered springs,	First lien senior secured loan	7.63%(Base Rate + 4.13%/Q)	3/27/2019		$24
P.O. Box 7008	fasteners, and other	First lien senior secured loan	9.38% (Libor + 8.13%/Q)	3/27/2019		$47,981
Logansport, IN 46947	precision components
My Health Direct, Inc.	Healthcare scheduling	First lien senior secured revolving loan	—	9/18/2016		$—	(42)
4322 Harding Pike	exchange software	First lien senior secured loan	10.75%	1/1/2018		$2,200
Nashville, TN 37205	solution provider	Warrant			4.85%	$40	(2)
Napa Management Services Corporation	Anesthesia	First lien senior secured loan	9.95% (Libor + 8.95%/Q)	2/28/2019		$70,000
68 South Service Road, Suite 350	management services	Common units			8.90%	$20,035
Melville, NY 11747	provider
NAS, LLC, Nationwide Marketing Group, LLC and Nationwide Administrative Services, Inc.	Buying and marketing	Second lien senior secured loan	9.75% (Libor + 8.75%/Q)	12/1/2021		$23,136
110 Oakwood Dr., Suite 200	services organization
Winston-Salem, NC 27103	for appliance,
	furniture and consumer electronics dealers
Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare	Second lien senior secured loan	10.50% (Libor + 9.50%/Q)	8/27/2019		$90,000
4950 College Boulevard	technology provider	Common stock			2.02%	$8,891
Overland Park, KS 66211
New Trident Holdcorp, Inc.	Outsourced mobile	Second lien senior secured loan	10.25% (Libor + 9.00%/Q)	7/31/2020		$76,800
505 Hamilton Ave, Suite 200	diagnostic healthcare
loanPalo Alto, CA 94301	service provider
Niagara Fiber Intermediate Corp.	Manufacturer of	First lien senior secured revolving loan	6.75% (Libor + 5.50%/Q)	5/27/2018		$1,505	(43)
50 Bridge Street	insoluble fiber filler	First lien senior secured loan	6.75% (Libor + 5.50%/Q)	5/27/2018		$1,144
North Tonawanda, NY 14120	products	First lien senior secured loan	6.75% (Libor + 5.50%/Q)	5/27/2018		$10,919
Nodality, Inc.	Biotechnology	First lien senior secured loan		5/1/2016		$2,266
170 Harbor Way, Suite 200	company	First lien senior secured loan		5/1/2016		$1,555
South San Francisco, CA 94080		Warrant			0.57%	$—	(2)

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
Nordco Inc.	Manufacturer of	First lien senior secured revolving loan	8.75%(Base Rate + 5.25%/Q)	8/26/2020		$3,308	(44)
245 West Forest Hill Avenue	railroad	First lien senior secured loan	7.25% (Libor + 6.25%/Q)	8/26/2020		$68,684
Oak Creek, WI 53154	maintenance-of-way	First lien senior secured loan	8.75%(Base Rate + 5.25%/Q)	8/26/2020		$173
	machinery
Oak Parent, Inc.	Manufacturer of	First lien senior secured loan	7.61% (Libor + 7.00%/Q)	4/1/2018		$10,430
425 Park 20 W	athletic apparel
Grovetown, GA 30813
OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC	Provider of	First lien senior secured revolving loan	—	11/21/2018		$—	(45)
15950 Dallas Parkway Suite 350	technology-enabled	First lien senior secured loan	8.50% (Libor + 7.50%/Q)	11/21/2018		$19,062
Dallas, TX 75248	solutions to	Limited liability company membership			1.57%	$1,051
	pharmacies	interest
OpenSky Project, Inc. and OSP Holdings, Inc.	Social commerce	First lien senior secured loan	10.00%	9/1/2017		$1,800
18 West 18th Street	platform operator	Warrant			3.00%	$—	(2)
New York, NY 10011
Orion Foods, LLC(4)	Convenience food	First lien senior secured loan		9/30/2015		$549
2930 W. Maple Street	service retailer	Second lien senior secured loan		9/30/2015		$—
Sioux Falls, SD 57118		Preferred units			93.53%	$—
		Class A common units			100.00%	$—
		Class B common units			25.00%	$—
Osmose Holdings, Inc.	Provider of structural	Second lien senior secured loan	8.75% (Libor + 7.75%/Q)	8/21/2023		$24,250
635 Highway 74 S	integrity management
Peachtree City, GA 30269	services to
	transmission and distribution infrastructure
OTG Management, LLC	Airport restaurant	First lien senior secured revolving loan	8.75% (Libor + 7.25%/Q)	12/11/2017		$2,300	(46)
352 Park Avenue South	operator	First lien senior secured loan	8.75% (Libor + 7.25%/Q)	12/11/2017		$12,506
New York, NY 10010		First lien senior secured loan	8.75% (Libor + 7.25%/Q)	12/11/2017		$22,101
		First lien senior secured loan	—	12/11/2017		$—	(47)
		First lien senior secured loan	8.75% (Libor + 7.25%/Q)	12/11/2017		$24,688
		Common units			4.44%	$11,517
		Warrant			7.73%	$22,975	(2)
Panda Power Annex Fund Hummel Holdings II LLC	Gas turbine power	Senior subordinated loan	12.00% PIK	10/27/2016		$75,820
5001 Spring Valley Road,	generation facilities
Suite 1150 West	operator
Dallast, TX 72544
Panda Sherman Power, LLC	Gas turbine power	First lien senior secured loan	9.00% (Libor + 7.50%/Q)	9/14/2018		$28,180
4100 Spring Valley Road, Suite 1001	generation facilities
Dallas, TX 75244	operator
Panda Temple Power II, LLC	Gas turbine power	First lien senior secured loan	7.25% (Libor + 6.00%/Q)	4/3/2019		$16,758
4100 Spring Valley Road, Suite 1001	generation facilities
Dallas, TX 75244	operator
Panda Temple Power, LLC	Gas turbine power	First lien senior secured loan	7.25% (Libor + 6.25%/Q)	3/6/2022		$20,295
4100 Spring Valley Road, Suite 1001	generation facilities
Dallas, TX 75244	operator
Paper Source, Inc. and Pine Holdings, Inc.	Retailer of fine and	First lien senior secured revolving loan	—	9/23/2018		$—	(48)
410 N. Milwaukee	artisanal paper	First lien senior secured loan	7.25% (Libor + 6.25%/Q)	9/23/2018		$9,774
Chicago, IL 60654	products	Class A common stock			3.64%	$8,021
Partnership Capital Growth Fund I, L.P.	Investment	Limited partnership interest			25.00%	$692
1 Embarcadero Center, Suite 3810	partnership
San Francisco, CA 94111
Partnership Capital Growth Investors III, L.P.	Investment	Limited partnership interest			2.50%	$3,289
1 Embarcadero Center, Suite 3810	partnership
San Francisco, CA 94111
Patterson Medical Supply, Inc.	Distributor of	Second lien senior secured loan	8.75% (Libor + 7.75%/Q)	8/28/2023		$18,430
28100 Torch Parkway, Suite 700	rehabilitation supplies
Warrenville, IL 60555	and equipment
PayNearMe, Inc.	Electronic cash	First lien senior secured loan Warrant	9.50% (Libor + 8.50%/M)	9/1/2019		$9,800
292 Gibralter Drive, Suite 104	payment system				1.23%	$206	(2)
Sunnyvale, CA 94089	provider

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
PCG-Ares Sidecar Investment II, L.P.	Investment	Limited partnership interest			100.00%	$8,316
1 Embarcadero Center, Suite 3810	partnership
San Francisco, CA 94111
PCG-Ares Sidecar Investment, L.P.	Investment	Limited partnership interest			100.00%	$215
1 Embarcadero Center, Suite 3810	partnership
San Francisco, CA 94111
Pelican Products, Inc.	Manufacturer of	Second lien senior secured loan	9.25% (Libor + 8.25%/Q)	4/9/2021		$37,200
23215 Early Avenue	flashlights
Torrance, CA 90505
PERC Holdings 1 LLC	Operator of recycled	Class B common units			18.83%	$21,654
2215 So. York Road Suite 202	energy, combined
Oak Brook, IL 60523	heat and power, and energy efficiency facilities
PerfectServe, Inc.	Communications	First lien senior secured loan	—	3/1/2020		$—	(49)
1225 East Weisgarber Road, Suite 300	software platform	First lien senior secured loan	9.00% (Libor + 8.00%/M)	3/1/2020		$9,000
Knoxville, TN 37909	provider for hospitals	First lien senior secured loan	9.00% (Libor + 8.00%/M)	7/1/2020		$2,000
	and physician	First lien senior secured loan	9.00% (Libor + 8.00%/M)	6/1/2021		$1,000
	practices	Warrant			4.77%	$464	(2)
Petroflow Energy Corporation	Oil and gas	First lien senior secured loan		7/31/2017		$18,389
525 S. Main, Suite 1120	exploration and
Tulsa, OK 74103	production company
PG-ACP Co-Invest, LLC	Supplier of medical	Class A membership units			99.99%	$2,151
9800 De Soto Avenue	uniforms, specialized
Chatsworth, CA 91311	medical footwear and accessories
PHL Investors, Inc., and PHL Holding Co.(4)	Mortgage services	Class A common stock			100.00%	$—
50 Weston Street
Hartford, CT 06120
PhyMED Management LLC	Provider of	Second lien senior secured loan	9.75% (Libor + 8.75%/Q)	5/18/2021		$44,877
110 29th Avenue North, Suite 301	anesthesia services
Nashville, TN 37203
PIH Corporation	Franchisor of	First lien senior secured revolving loan	7.00% (Libor + 6.00%/Q)	12/15/2018		$621	(50)
3660 Cedarcrest Road	education-based early
Acworth, GA 30101	childhood centers
Piper Jaffray Merchant Banking Fund I, L.P.	Investment	Limited partnership interest			2.00%	$1,639
800 Nicollet Mall, Suite 800	partnership
Minneapolis, MN 55402
Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.	Provider of branded	Second lien senior secured loan	9.54% (Libor + 8.54%/Q)	6/23/2021		$66,000
202 South Washington Street	lawn and garden	Common stock			2.56%	$4,623
Norton, MA, 02766	products
PODS, LLC	Storage and	Second lien senior secured loan	9.25% (Libor + 8.25%/Q)	2/2/2023		$17,500
5585 Rio Vista Drive	warehousing
Clearwater, FL 33760
Poplicus Incorporated	Business intelligence	First lien senior secured loan	8.50% (Libor + 7.50%/M)	7/1/2019		$4,950
1061 Market Street, Floor 6	and market analytics	Warrant			3.23%	$125	(2)
San Francisco, CA 94103	platform for companies that sell to the public sector
POS I Corp. (fka Vantage Oncology, Inc.)	Radiation oncology	Common stock			5.08%	$3,254
1500 Rosecrans Ave, Suite 400	care provider
Manhattan Beach, CA 90266
PowerPlan, Inc. and Project Torque Ultimate Parent Corporation	Fixed asset financial	Second lien senior secured loan	10.75% (Libor + 9.75%/Q)	2/23/2023		$80,000
300 Galleria Parkway, Suite 2100	management software	Class A common stock			1.10%	$6
Atlanta, GA 30339	provider	Class B common stock			1.10%	$3,039
Powersport Auctioneer Holdings, LLC	Powersport vehicle	Common units			2.38%	$1,232
13175 Gregg Street	auction operator
Poway, CA 92064

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
Primexx Energy Corporation	Privately-held oil and	Second lien senior secured loan	10.00% (Libor + 9.00%/Q)	1/7/2020		$112,500
4849 Greenville Ave #1600	gas exploration and
Dallas, TX 75206	production company
R2 Acquisition Corp.	Marketing services	Common stock			0.33%	$242
207 NW Park Ave
Portland, OR 97209
R3 Education, Inc. and EIC Acquisitions Corp.	Medical school	Preferred stock			18.94%	$494
1750 W. Broadway St. #222	operator	Common membership interest			15.76%	$29,393
Oviedo, FL 32765		Warrant			10.00%	$—	(2)
RE Community Holdings II, Inc., Pegasus	Operator of municipal	Preferred stock			21.43%	$—
Community Energy, LLC., and MPH Energy Holdings, LP	recycling facilities	Limited partnership interest			3.13%	$—
809 West Hill Street
Charlotte, NC 28208
Regent Education, Inc.	Provider of software	First lien senior secured loan	12.00% (Libor + 10.00%/M)	1/1/2018		$3,933
12 West Church Street	solutions designed	Warrant			5.88%	$62	(2)
Frederick, MD 21701	to optimize the
	financial aid and enrollment processes
Respicardia, Inc.	Developer of	Warrant			0.19%	$28	(2)
12400 Whitewater Drive, Suite 150	implantable
Minnetonka, MN 55343	therapies to improve cardiovascular health
Restaurant Holding Company, LLC	Fast food restaurant	First lien senior secured loan	8.75% (Libor + 7.75%/Q)	2/28/2019		$35,128
Carretera 165 Km 6.2	operator
Zona Industrial Cataño
Cataño, Puerto Rico 00962
Rocket Fuel Inc.	Provider of open and	Common stock			0.03%	$18
1900 Seaport Blvd.	integrated software
Pacific Shores Center	for digital marketing
Redwood City, CA 94063	optimization
RuffaloCODY, LLC	Provider of student	First lien senior secured		5/29/2019		$—	(51)
1025 Kirkwood Parkway SW	fundraising and	revolving loan
Cedar Rapids, IA 52404	enrollment management services
Sage Products Holdings III, LLC	Patient infection	Second lien senior secured	9.25% (Libor + 8.00%/Q)	6/13/2020		$108,679
3909 Three Oaks Road	control and	loan
Cary, IL 60013	preventive care solutions provider
Sarnova HC, LLC, Tri-Anim Health Services, Inc., and BEMS Holdings, LLC	Distributor of	Second lien senior secured loan	10.50% (Libor + 9.50%/Q)	7/28/2022		$54,000
333 W. Wacker, Suite 2800	emergency medical
Chicago, IL 60606	service and respiratory products
Saw Mill PCG Partners LLC	Manufacturer of	Common units			66.67%	$—
8751 Old State Road 60	metal precision
Sellersburg, IN 47172	engineered components
Senior Secured Loan Fund LLC(4)	Co-investment vehicle	Subordinated certificates	8.63% (LIBOR + 8.00%/M)	12/20/2024		$1,889,734
2000 Avenue of the Stars, 12th Floor		Member interest			87.50%	$—
Los Angeles, CA 90067
Severin Acquisition, LLC	Provider of student	First lien senior secured	—	7/31/2021		$—	(52)
150 Parkshore Drive	information system	revolving loan
Folsom, CA 95630	software solutions	Second lien senior secured loan	9.75% (Libor + 8.75%/Q)	7/31/2022		$4,112
	to the K-12 education	Second lien senior secured loan	10.25% (Libor + 9.25%/Q)	7/29/2022		$3,273
	market	Second lien senior secured loan	9.75% (Libor + 8.75%/Q)	7/31/2022		$14,850
SHO Holding I Corporation	Manufacturer and	Second lien senior secured loan	9.50% (Libor + 8.50%/Q)	4/27/2023		$98,000
250 S. Australian Avenue	distributor of slip
West Palm Beach, FL 33401	resistant footwear

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
Shock Doctor, Inc. and Shock Doctor Holdings, LLC(3)	Developer, marketer	Second lien senior secured loan	11.50% (Libor + 10.50%/Q)	10/22/2021		$89,425
110 Cheshire Lane, Suite 120	and distributor of	Class A preferred units			3.74%	$5,245
Minnetonka, MN 55305	sports protection	Class C preferred units			12.20%	$5,245
	equipment and accessories.
SI Holdings, Inc.	Manufacturer of	Common stock			1.83%	$1,757
3701 Conant St.	elastomeric parts,
Long Beach, CA 90808	mid-sized composite structures, and composite tooling
Simpson Performance Products, Inc.	Provider of	First lien senior secured loan	9.80% (Libor + 8.80%/Q)	2/20/2020		$24,506
328 FM 306	motorsports
New Braunels, TX 78130	safety equipment
SK SPV IV, LLC	Collision repair site	Series A common stock			76.92%	$2,663
600 N. Central Expressway, Suite #4000	operators	Series B common stock			76.92%	$2,663
Richardson, TX 75080
SocialFlow, Inc.	Social media	First lien senior secured loan	9.50% (Libor + 8.50%/M)	8/1/2019		$4,000
52 Vanderbilt Avenue, 12th Floor	optimization	Warrant			1.95%	$25	(2)
New York, NY 10017	platform provider
Sonian Inc.	Cloud-based email	First lien senior secured loan	9.00% (Libor + 8.00%/M)	9/1/2019		$7,500
201 Jones Road	archiving platform	Warrant			1.14%	$93	(2)
Waltham, MA 02451
Spin HoldCo Inc.	Laundry service and	Second lien senior secured	8.00% (Libor + 7.00%/Q)	5/14/2020		$133,000
303 Sunnyside Blvd., Suite 70	equipment provider	loan
Plainview, NY 11803
Startec Equity, LLC(4)	Communication	Member interest			100.00%	$—
2000 Avenue of the Stars, 12th Floor	services
Los Angeles, CA 90067
Surface Dive, Inc.	SCUBA diver	Second lien senior secured loan	9.00% (Libor + 8.00%/Q)	1/29/2022		$53,686
30151 Tomas St.	training and	Second lien senior secured loan	10.25% (Libor + 9.25%/Q)	1/29/2022		$72,000
Rancho Santa Margarita, CA 92688	certification provider
TA THI Buyer, Inc. and TA THI Parent, Inc.	Collision repair	Series A preferred stock			2.24%	$9,852
1901 East Ellsworth Road	company
Ann Arbor, MI 48108
Talari Networks, Inc.	Networking	First lien senior secured loan	9.75% (Libor + 8.75%/M)	12/1/2018		$6,000
1 Almaden Blvd, Suite 200	equipment	Warrant			1.42%	$50	(2)
San Jose, CA 95113	provider
The Greeley Company, Inc. and HCP Acquisition Holdings, LLC(4)	Healthcare	Senior subordinated loan		5/17/2015		$—
600 Fifth Avenue, 17th Floor	compliance	Class A units			28.83%	$—
New York, NY 10020	advisory services
The Hygenic Corporation	Designer,	Second lien senior secured loan	9.75% (Libor + 8.75%/Q)	4/11/2021		$67,900
1245 Home Avenue	manufacturer and
Akron, OH 44310	marketer of branded wellness products
The Step2 Company, LLC(4)	Toy manufacturer	Second lien senior secured loan	10.00%	9/30/2019		$27,583
10010 Aurora-Hudson Road		Second lien senior secured loan	10.00%	9/30/2019		$4,500
Streetsboro, OH 44241		Second lien senior secured loan		9/30/2019		$20,892
		Common units			1.77%	$—
		Class B common units			100.00%	$—
		Warrant			5.00%	$—	(2)
The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education	Preferred stock			1.77%	$4,116
4151 Lafayette Center Drive, No. 100	publications	Common stock			3.64%	$11
Chantilly, VA 20151	provider
Things Remembered, Inc. and TRM Holdings Corporati	Personalized gifts	First lien senior secured revolving loan		5/24/2017		$1,792	(53)
5500 Avion Park Drive	retailer	First lien senior secured loan		5/24/2018		$5,538
Highland Heights, OH 44143
TPTM Merger Corp.	Manufacturer of time	First lien senior secured	7.25% (Libor + 6.25%/Q)	9/12/2018		$742	(54)
116 American Road	temperature indicator	revolving loan
Morris Plains, NJ 07950	products	First lien senior secured loan	9.42% (Libor + 8.42%/Q)	9/12/2018		$31,680

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
TraceLink, Inc.	Supply chain	First lien senior secured	7.50%(Base Rate + 4.00%/M)	12/31/2016		$4,400	(55)
200 Quannapowitt Parkway	management software	revolving loan
Wakefield, MA 01880	provider for the	First lien senior secured loan	8.50% (Libor + 7.00%/M)	1/1/2019		$4,500
	pharmaceutical industry	Warrant			12.37%	$1,041	(2)
Transaction Data Systems, Inc.	Pharmacy	Second lien senior secured	9.25% (Libor + 8.25%/Q)	6/15/2022		$26,950
788 Montgomery Avenue	management software provider	loan
Ocoee, FL 34761
TWH Water Treatment Industries, Inc., TWH	Wastewater infrastructure	First lien senior secured loan	10.25% (Libor + 9.25%/Q)	10/10/2019		$5,370
Filtration Industries, Inc. and TWH	repair, treatment and	First lien senior secured loan	—	10/10/2019		$—	(56)
Infrastructure Industries, Inc.	filtration holding	First lien senior secured loan	10.25% (Libor + 9.25%/Q)	10/10/2019		$36,400
100 S. Saunders Road, Suite 150	company
Lake Forest, IL 60045
U.S. Anesthesia Partners, Inc.	Anesthesiology	Second lien senior secured	10.25% (Libor + 9.25%/Q)	9/24/2020		$23,500
2411 Fountain View Dr., Suite 200	service provider	loan
Houston, TX 77057		Second lien senior secured loan	10.25% (Libor + 9.25%/Q)	9/24/2020		$50,000
U.S. Security Associates Holdings, Inc	Security guard service	Second lien senior secured	11.00%	7/28/2018		$25,000
200 Mansell Court East, Suite 500	provider	loan
Roswell, GA 30076
UL Holding Co., LLC and Universal Lubricants, LLC(3)	Manufacturer and	Second lien senior secured loan	3.56%	12/31/2016		$11,620
2824 N Ohio	distributor of	Second lien senior secured loan	3.56%	12/31/2016		$49,283
Wichita, KS 67201	re-refined oil
	products	Second lien senior secured loan	3.56%	12/31/2016		$5,734
		Class A common units			8.85%	$—
		Class B-5 common units			40.50%	$—
		Class C common units			8.65%	$—
		Warrant			8.35%	$—	(2)
		Warrant			8.35%	$—	(2)
		Warrant			8.35%	$—	(2)
		Warrant			8.35%	$—	(2)
		Warrant			8.35%	$—	(2)
		Warrant			8.35%	$—	(2)
		Warrant			8.35%	$—	(2)
Urgent Cares of America Holdings I, LLC and FastMed Holdings I, LLC	Operator of urgent	First lien senior secured loan	7.00% (Libor + 6.00%/Q)	12/1/2022		$13,685	(57)
	care clinics	First lien senior secured loan	7.00% (Libor + 6.00%/Q)	12/1/2022		$53,496
935 Shotwell Road, Suite 108		Preferred units			20.00%	$7,907
Clayton, NC 27520		Series A common units			1.24%	$1,262
		Series C common units			20.00%	$516
Varsity Brands Holding Co., Inc., Hercules Achievement, Inc., Hercules Achievement	Leading manufacturer and distributor of textiles,	Second lien senior secured loan	9.75% (Libor + 8.75%/Q)	12/11/2022		$55,576
Holdings, Inc. and Hercules VB Holdings, Inc.	apparel & luxury	Second lien senior secured	9.75% (Libor + 8.75%/Q)	12/11/2022		$91,697
6745 Lenox Center Court	goods	loan
Memphis, TN 38115		Common stock			1.72%	$4,816
		Common stock			1.72%	$5,955
Velocity Holdings Corp.	Hosted enterprise	Common units			6.75%	$3,259
13432 Wards Rd	resource planning
Lynchburg, VA 24501	application management services provider
VistaPharm, Inc. and Vertice Pharma UK Parent Limited	Manufacturer and	First lien senior secured loan	6.50% (Libor + 5.50%/Q)	12/21/2021		$5,137
630 Central Avenue	distributor of	Preferred shares			0.35%	$418
New Providence, NJ 07974	generic pharmaceutical products
VSC Investors LLC	Investment company	Membership interest			1.95%	$1,158
401 Vance Street
Los Angeles, CA 90272

Company	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2016	Fair Value
WASH Multifamily Acquisition Inc. and Coinamatic Canada Inc.	Laundry service and	Second lien senior secured loan	8.00% (Libor + 7.00%/Q)	5/14/2023		$3,539
3690 Redondo Beach Ave.	equipment provider	Second lien senior secured loan	8.00% (Libor + 7.00%/Q)	5/14/2023		$20,210
Redondo Beach, CA 90278
Waste Pro USA, Inc	Waste management	Second lien senior secured loan	8.50% (Libor + 7.50%/Q)	10/15/2020		$76,531
2101 West State Road 434, Suite 315	services
Longwood, FL 32779
WCI-Quantum Holdings, Inc.	Distributor of	Series A preferred stock			1.27%	$1,121
770 N. Raddant Rd	instructional
Batavia, IL 60510	products, services and resources
Wilcon Holdings LLC	Communications	Class A common stock			4.72%	$2,927
624 South Grand Ave., Suite 1200	infrastructure
Los Angeles, CA 90017	provider
WorldPay Group PLC	Payment processing	C2 shares			0.13%	$43
The Walbrook Building, 25 Walbrook	company	Ordinary shares			0.07%	$5,179
London EC4N 8AF
United Kingdom
Wrench Group LLC	Provider of essential	First lien senior secured loan	7.75%(Base Rate + 4.25%/Q)	3/2/2022		$10,000
280 Park Avenue, 36th Floor	home services to
New York, NY 10017	residential customers
Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of	Senior preferred stock	8.00% PIK		0.77%	$131
1960 E. Grand Ave., Suite 900	specialized	Common stock			0.66%	$2,598
El Segundo, CA 90245	engineering, scientific and technical services
Young Innovations, Inc.	Dental supplies and	Second lien senior secured loan	9.00% (Libor + 8.00%/Q)	7/30/2019		$45,000
13705 Shoreline Court East	equipment
Earth City, MO 63045	manufacturer
Zemax, LLC	Provider of optical	First lien senior secured	—	10/23/2019		$—	(58)
22908 NE Alder Crest Drive, Suite 100	illumination design	revolving loan
Redmond, WA 98053	software to design engineers

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate loans to Ares Capital's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which resets daily (D), monthly (M), bimonthly (B), quarterly (Q) or semiannually (S). For each such loan, Ares Capital has provided the current interest rate in effect as of March 31, 2016.

(2)
Percentages shown for warrants or convertible preferred stock held represents the percentages of common stock Ares Capital may own on a fully diluted basis, assuming Ares Capital exercises Ares Capital's warrants or converts Ares Capital's preferred stock to common stock.

(3)
As defined in the Investment Company Act, Ares Capital is an "Affiliate" of this portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities.

(4)
As defined in the Investment Company Act, Ares Capital is an "Affiliate" of this portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, Ares Capital "Controls" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement).

(5)
Total commitment of $2,466 remains undrawn as of March 31, 2016.

(6)
$21,096 of total commitment of $22,125 remains undrawn as of March 31, 2016.

(7)
Total commitment of $10,000 remains undrawn as of March 31, 2016.

(8)
$2,746 of total commitment of $3,231 remains undrawn as of March 31, 2016.

(9)
$2,250 of total commitment of $7,500 remains undrawn as of March 31, 2016.

(10)
$3,815 of total commitment of $5,000 remains undrawn as of March 31, 2016.

(11)
Total commitment of $1,000 remains undrawn as of March 31, 2016.

(12)
Total commitment of $26,440 remains undrawn as of March 31, 2016.

(13)
$6,000 of total commitment of $20,000 remains undrawn as of March 31, 2016.

(14)
$0 of total commitment of $4,476 remains undrawn as of March 31, 2016.

(15)
$1,493 of total commitment of $3,734 remains undrawn as of March 31, 2016.

(16)
Total commitment of $163 remains undrawn as of March 31, 2016.

(17)
$3,300 of total commitment of $5,000 remains undrawn as of March 31, 2016.

(18)
$4,195 of total commitment of $5,800 remains undrawn as of March 31, 2016.

(19)
$2,000 of total commitment of $4,000 remains undrawn as of March 31, 2016.

(20)
Total commitment of $4,932 remains undrawn as of March 31, 2016.

(21)
$2,500 of total commitment of $4,000 remains undrawn as of March 31, 2016.

(22)
Total commitment of $2,000 remains undrawn as of March 31, 2016.

(23)
$3,900 of total commitment of $5,000 remains undrawn as of March 31, 2016.

(24)
Total commitment of $11,515 remains undrawn as of March 31, 2016.

(25)
Total commitment of $2,000 remains undrawn as of March 31, 2016.

(26)
Total commitment of $6,000 remains undrawn as of March 31, 2016.

(27)
Total commitment of $752 remains undrawn as of March 31, 2016.

(28)
$4,000 of total commitment of $5,000 remains undrawn as of March 31, 2016.

(29)
Total commitment of $20,000 remains undrawn as of March 31, 2016.

(30)
Total commitment of $4,000 remains undrawn as of March 31, 2016.

(31)
Total commitment of $5,005 remains undrawn as of March 31, 2016.

(32)
Total commitment of $2,500 remains undrawn as of March 31, 2016.

(33)
Total commitment of $5,000 remains undrawn as of March 31, 2016.

(34)
Total commitment of $12,500 remains undrawn as of March 31, 2016.

(35)
Total commitment of $11,910 remains undrawn as of March 31, 2016.

(36)
Total commitment of $850 remains undrawn as of March 31, 2016.

(37)
Total commitment of $10,000 remains undrawn as of March 31, 2016.

(38)
Total commitment of $5,000 remains undrawn as of March 31, 2016.

(39)
Total commitment of $4,500 remains undrawn as of March 31, 2016.

(40)
Total commitment of $7,500 remains undrawn as of March 31, 2016.

(41)
$8,000 of total commitment of $10,000 remains undrawn as of March 31, 2016.

(42)
Total commitment of $1,000 remains undrawn as of March 31, 2016.

(43)
$0 of total commitment of $1,881 remains undrawn as of March 31, 2016.

(44)
$7,875 of total commitment of $11,250 remains undrawn as of March 31, 2016.

(45)
Total commitment of $2,500 remains undrawn as of March 31, 2016.

(46)
$200 of total commitment of $2,500 remains undrawn as of March 31, 2016.

(47)
Total commitment of $15,119 remains undrawn as of March 31, 2016.

(48)
Total commitment of $2,500 remains undrawn as of March 31, 2016.

(49)
Total commitment of $4,000 remains undrawn as of March 31, 2016.

(50)
$2,692 of total commitment of $3,314 remains undrawn as of March 31, 2016.

(51)
Total commitment of $7,683 remains undrawn as of March 31, 2016.

(52)
Total commitment of $2,900 remains undrawn as of March 31, 2016.

(53)
$833 of total commitment of $5,000 remains undrawn as of March 31, 2016.

(54)
$1,750 of total commitment of $2,500 remains undrawn as of March 31, 2016.

(55)
$3,100 of total commitment of $7,500 remains undrawn as of March 31, 2016.

(56)
Total commitment of $5,830 remains undrawn as of March 31, 2016.

(57)
Total commitment of $16,000 remains undrawn as of March 31, 2016.

(58)
Total commitment of $3,000 remains undrawn as of March 31, 2016.

        Set forth below is a brief description of each portfolio company in which Ares Capital has made an investment that represents greater than 5% of Ares Capital's total assets as of March 31, 2016.

Senior Secured Loan Fund LLC

        The Senior Secured Loan Fund LLC, or SSLP, was formed in December 2007. Ares Capital and GE co-invest through the SSLP in first lien senior secured loans of middle-market companies. The SSLP has been capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of Ares Capital and GE (with approval from a representative of each required). Ares Capital has provided capital to the SSLP in the form of the SSLP Certificates.

        In August 2015, GE completed the sale of its U.S. Sponsor Finance business, through which GE had participated with Ares Capital in the SSLP, to CPPIB. This sale excluded GE's interest in the SSLP, and Ares Capital and GE continue to operate the SSLP. Ares Capital and GE no longer have an obligation to present senior secured lending investment opportunities to the SSLP and since June 30, 2015, the SSLP has not made any investments related to new portfolio companies; however, Ares Capital and GE may provide capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. On August 24, 2015, Ares Capital were advised that GECC, as the holder of the Senior Notes of the SSLP, directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes Ares Capital). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. Prior to closing the sale to CPPIB, GE had announced its intention to provide Ares Capital and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between Ares Capital and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner. Ares Capital has been in dialogue with GE and CPPIB to determine if there is an opportunity to work together; however, to date there has been no agreement in respect of the SSLP as a result of these discussions and there can be no assurance that such discussions will continue or any such agreement will be reached. In addition to discussions with CPPIB and GECC, Ares Capital is also exploring other options with respect to the SSLP's portfolio, although there can be no assurance that Ares Capital will pursue any of them.

        As of March 31, 2016, Ares Capital and GE had outstanding amounts funded of approximately $7.6 billion in aggregate principal amount to the SSLP. As discussed above, Ares Capital anticipates that no new investments will be made by the SSLP and that Ares Capital and GE will only provide additional capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. As of March 31, 2016, the SSLP had commitments to fund delayed draw loans to certain of its portfolio companies of $145.4 million, which had been approved by the investment committee of the SSLP as described above.

        As of March 31, 2016, Ares Capital had outstanding amounts funded of approximately $2.0 billion in aggregate principal amount to the SSLP. Additionally, as of March 31, 2016, Ares Capital had commitments to co-invest in the SSLP for Ares Capital's portion of the SSLP's commitments to fund delayed draw loans to portfolio companies of up to $23.6 million. As discussed above, it is not anticipated that Ares Capital will make new investments through the SSLP.

        For more information on the SSLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations of Ares Capital—Portfolio and Investment Activity—Senior Secured Loan Program."

 MANAGEMENT OF ARES CAPITAL

        Ares Capital's business and affairs are managed under the direction of its board of directors. The responsibilities of Ares Capital's board of directors include, among other things, the quarterly valuation of Ares Capital's investments. The size of Ares Capital's board of directors is set at nine members and currently consists of four directors who are "interested persons" of Ares Capital as defined in Section 2(a)(19) of the Investment Company Act and five directors who are not such "interested persons." Ares Capital refers to the directors who are non-interested persons as its "independent directors." Ares Capital refers to its directors who are "interested persons" as its "interested directors." Ares Capital's board of directors elects its officers, who serve at the discretion of the board of directors. The board of directors maintains an audit committee and nominating and governance committee, and may establish additional committees from time to time as necessary.

        Under the Ares Capital charter and the Ares Capital bylaws, its directors are divided into three classes. Directors are elected for staggered terms of three years each, with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Board of Directors, Executive Officers and Certain Other Officers

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Independent Directors
Steve Bartlett, 68	Director	Class II Director since 2012 (term expires in 2018)(7)	Since 2012, Mr. Bartlett has been providing strategic independent consulting services to several U.S. corporations. From 1999 to 2012, Mr. Bartlett served as President and Chief Executive Officer of the Financial Services Roundtable.	One(2)	Intersections Inc.
Ann Torre Bates, 57	Director	Class I Director since 2010 (term expires in 2017)

Ms. Bates currently dedicates her time serving on boards of directors of several companies in the financial sector. From 1997 to 2012, Ms. Bates was a strategic and financial consultant, principally with respect to corporate finance matters.

				One(2)	Navient Corporation, SLM Corporation, United Natural Foods, Inc., 19 investment companies in the Franklin Templeton Group of Mutual Funds
Daniel G. Kelly, Jr., 65	Director	Class III Director since 2016 (term expires in 2019)	Since 2016, Mr. Kelly has been retired. From 1999 to 2015, Mr. Kelly was a Partner of the law firm of Davis Polk & Wardwell LLP.	One(2)

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Steven B. McKeever, 57	Director	Class I Director since 2012 (term expires in 2017)	Since 1997, Mr. McKeever has been CEO of Hidden Beach Recordings, an independent record label based in Los Angeles, California.	One(2)
Eric B. Siegel, 58	Director	Class III Director since 2004 (term expires in 2019)

Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities.

				One(2)	El Paso Electric Company

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Interested Directors
Michael J Arougheti, 43(3)	Co-Chairman and Director; Executive Vice President	Class I Director since February 2009 (term expires in 2017); Executive Vice President since October 2014 (indefinite term)	Since October 2014, Mr. Arougheti has served as an Executive Vice President of Ares Capital, since July 2014, he has served as Co-Chairman of the board of directors and since February 2009, he has served as a director of Ares Capital. Mr. Arougheti previously served as Chief Executive Officer of Ares Capital from May 2013 to July 2014 and President of Ares Capital from May 2004 to May 2013. Mr. Arougheti is a Co-Founder and President of Ares. He is a Partner of the Ares Credit Group and a member of the Ares Board of Directors and Management Committee. In addition, Mr. Arougheti serves as a member of the Investment Committee of Ares Capital Management, the Ares Credit Group's U.S. and European Direct Lending Investment Committees, the Ares Equity Income Opportunity Strategy Portfolio Review Committee and the Ares Operations Management Group.	One(2)	Ares Management, L.P., Ares Commercial Real Estate Corporation

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
R. Kipp deVeer, 43(4)	Director and Chief Executive Officer	Class III Director since 2015 (term expires in 2019); Chief Executive Officer since July 2014 (indefinite term)

Since July 2014, Mr. deVeer has served as Chief Executive Officer of Ares Capital. Mr. deVeer previously served as President of Ares Capital from May 2013 to July 2014. Mr. deVeer has served as an officer of Ares Capital Management since 2004. Mr. deVeer joined Ares in May 2004 and currently serves as Co-Head and a Partner of the Ares Credit Group and a member of the Management Committee of Ares. Mr. deVeer is a member of the Investment Committees of Ares Capital Management and the Ares Credit Group's U.S. and European Direct Lending Investment Committees. Mr. deVeer is also a director of Ares Management Limited.

One(2)
Robert L. Rosen, 69(5)	Director	Class II Director since 2004 (term expires in 2018)(7)

Since February 2016, Mr. Rosen has been a Partner in the Ares Real Estate Group. Mr. Rosen additionally serves as Interim Co-Chief Executive Officer and a director of Ares Commercial Real Estate Corporation. Since August 2005, Mr. Rosen is the managing partner of RLR Capital Partners, which invests principally in the securities of publicly traded North American companies. From 1987 to the present, Mr. Rosen has been CEO of RLR Partners, LLC, a private investment firm with interests in financial services, healthcare, media and multi-industry companies.

				One(2)	Ares Commercial Real Estate Corporation, Sapient Corporation

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Bennett Rosenthal, 52(6)	Co-Chairman and Director	Class II Director since 2004 (term expires in 2018)(7)

Since July 2014, Mr. Rosenthal has served as Co-Chairman of the board of directors, and previously as Chairman of the board of directors since 2004. Mr. Rosenthal is a Co-Founder of Ares and currently serves as a Partner of Ares, Co-Head of and a Partner in the Ares Private Equity Group and a member of the Ares Board of Directors and Management Committee. Mr. Rosenthal is also a member of the Investment Committees of Ares Capital Management, certain funds managed by the Ares Credit Group, and certain funds managed by the Ares Private Equity Group.

				One(2)	Ares Management, L.P., Nortek, Inc., Hanger, Inc.
Executive Officers and Certain Other Officers Who Are Not Directors
Joshua M. Bloomstein, 42	General Counsel, Vice President and Secretary	General Counsel since January 2010; Secretary since December 2010; Vice President since November 2006 (indefinite terms)	Since January 2010, Mr. Bloomstein has served as General Counsel of Ares Capital, since December 2010, Mr. Bloomstein has served as Secretary of Ares Capital and since November 2006, Mr. Bloomstein has served as Vice President of Ares Capital. He joined Ares in November 2006 and currently serves as a Partner and Co-General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Mitchell Goldstein, 49	Co-President	Since July 2014 (indefinite term)

Since July 2014, Mr. Goldstein has served as a Co-President of Ares Capital. Mr. Goldstein previously served as an Executive Vice President of Ares Capital from May 2013 to July 2014. Mr. Goldstein has served as an officer of Ares Capital Management since 2005. Mr. Goldstein joined Ares in May 2005 and currently serves as a Partner of the Ares Credit Group and a member of the Management Committee of Ares. Mr. Goldstein is a member of the Investment Committees of Ares Capital Management, the Ares Credit Group's U.S. Direct Lending Investment Committee and the Ivy Hill Asset Management Investment Committee.

Miriam Krieger, 40	Chief Compliance Officer	Since July 2011 (indefinite term)	Since July 2011, Ms. Krieger has served as Chief Compliance Officer of Ares Capital, and currently serves as a Managing Director and Deputy Chief Compliance Officer within the Ares Compliance Group.
Scott C. Lem, 38	Chief Accounting Officer, Vice President and Treasurer	Chief Accounting Officer since December 2013; Vice President and Treasurer since May 2013 (indefinite terms)

Since December 2013, Mr. Lem has served as Chief Accounting Officer of Ares Capital and since May 2013, Mr. Lem has served as Vice President and Treasurer of Ares Capital. Mr. Lem previously served as Assistant Treasurer of Ares Capital from May 2009 to May 2013. Mr. Lem is a Managing Director and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Michael McFerran, 44	Vice President and Assistant Treasurer	Since March 2015 (indefinite terms)

Since April 2015, Mr. McFerran has served as Vice President and Assistant Treasurer of Ares Capital. Mr. McFerran joined Ares in March 2015 and serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. Prior to joining Ares, Mr. McFerran was a Managing Director at KKR where he was Chief Financial Officer of KKR's credit business and Chief Operating Officer and Chief Financial Officer of KKR Financial Holdings LLC.

Daniel F. Nguyen, 44	Vice President and Assistant Treasurer	Vice President since January 2011 and Assistant Treasurer since May 2013 (indefinite terms)

Since January 2011, Mr. Nguyen has served as Vice President of Ares Capital and since May 2013, Mr. Nguyen has served as Assistant Treasurer of Ares Capital. From September 2012 to May 2013, Mr. Nguyen served as Treasurer of Ares Capital. Mr. Nguyen joined Ares in August 2000 and currently serves as Executive Vice President, Chief Financial Officer and Treasurer of the Ares Private Equity Group. Mr. Nguyen also currently serves as Treasurer of Ares Commercial Real Estate Corporation.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Penni F. Roll, 50	Chief Financial Officer	Since December 2010 (indefinite term)

Since December 2010, Ms. Roll has served as Chief Financial Officer of Ares Capital. Ms. Roll is the Chief Financial Officer of the Ares Credit Group, serves as Partner—Finance of Ares Capital Management and is a member of the Ares Enterprise Risk Committee. Ms. Roll also currently serves as Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc.

Michael L. Smith, 44	Co-President	Since July 2014 (indefinite term)

Since July 2014, Mr. Smith has served as a Co-President of Ares Capital. Mr. Smith previously served as an Executive Vice President of Ares Capital from May 2013 to July 2014. Mr. Smith has served as an officer of Ares Capital Management since 2004. Mr. Smith joined Ares in May 2004 and currently serves as a Partner of the Ares Credit Group and a member of the Management Committee of Ares. Mr. Smith is a member of the Investment Committees of Ares Capital Management, the Ares Credit Group's U.S. Direct Lending Investment Committee and the Ivy Hill Asset Management Investment Committee.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Michael D. Weiner, 63	Vice President	Since September 2006 (indefinite term)

Since September 2006, Mr. Weiner has been Vice President of Ares Capital. Mr. Weiner currently serves as Executive Vice President and Chief Legal Officer of Ares Management GP LLC, Ares' general partner, Partner and General Counsel in the Ares Legal Group and a member of the Ares Management Committee. He additionally is a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. Mr. Weiner has also served as Vice President and General Counsel of Ares Commercial Real Estate Corporation since March 2012 and Vice President and Assistant Secretary of Ares Dynamic Credit Allocation Fund, Inc. since October 2012.

(1)
The business address of Messrs. Arougheti, Bloomstein, deVeer, Goldstein, Rosen and Smith and Ms. Roll is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The business address of Ms. Krieger is c/o Ares Capital Corporation, 2200 Pennsylvania Avenue, NW, Suite 400 East, Washington, DC 20037. The business address of each other director, executive officer and listed officer is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

(2)
Including Ares Capital.

(3)
Mr. Arougheti is an interested director because he is an Executive Vice President of Ares Capital, is on the Investment Committee of Ares Capital's investment adviser, is a Co-Founder and President of Ares and serves on the Board of Directors and Management Committee of Ares.

(4)
Mr. deVeer is an interested director because he is the Chief Executive Officer of Ares Capital, is an officer of and on the Investment Committee of Ares Capital's investment adviser, and serves on the Management Committee of Ares.

(5)
Mr. Rosen is an interested director because he is a Partner of Ares.

(6)
Mr. Rosenthal is an interested director because he is on the Investment Committee of Ares Capital's investment adviser, is a Co-Founder and Partner of Ares and serves on the Board of Directors and Management Committee of Ares.

(7)
Each of the Class II directors received the affirmative vote of over 95% of the shares voted at the 2015 Annual Meeting of Ares Capital Stockholders but did not receive the affirmative vote of holders of at least a majority of the shares outstanding and entitled to vote at such meeting. Accordingly, pursuant to Maryland law, they have continued and will continue to serve as directors of Ares Capital until their successors are duly elected and qualify.

  Biographical Information and Discussion of Experience and Qualifications, etc.

  Directors

        As described below under "Committees of the Board of Directors—Nominating and Governance Committee," Ares Capital's board of directors has identified certain desired attributes for director nominees. Each of Ares Capital's directors has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to Ares Capital's management. Each of Ares Capital's directors also has sufficient time available to devote to the affairs of Ares Capital, is able to work with the other members of the board of directors and contribute to the success of Ares Capital and can represent the long-term interests of Ares Capital stockholders as a whole. Ares Capital's directors have been selected such that the board of directors represents a range of backgrounds and experience. Set forth below is biographical information of each director, including a discussion of such director's particular experience, qualifications, attributes or skills that lead Ares Capital and its board of directors to conclude, as of the date of this document, that such individual should serve as a director, in light of Ares Capital's business and structure.

  Independent Directors

        Steve Bartlett, 68, has served as a director of Ares Capital since 2012 and currently serves on the audit committee. Mr. Bartlett has been a consultant since 2012, providing strategic independent consulting services to several U.S. corporations. From 1999 to 2012, Mr. Bartlett served as President and Chief Executive Officer of the Financial Services Roundtable. Mr. Bartlett currently sits on the board of directors of the Homeownership Preservation Foundation (HPF). In 2001, Mr. Bartlett served on the President's Commission on Excellence in Special Education. Mr. Bartlett previously served as the Mayor of Dallas, Texas from 1991 to 1995, a member of the United States Congress from 1983 to 1991, and a member of the Dallas City Council from 1977 to 1981. Mr. Bartlett also founded Meridian Products Corporation, a manufacturer of injection molded plastics in 1976. Mr. Bartlett previously served on the Board of Governors of the National YMCA, the board of directors of BIPAC and Easter Seals of Greater Washington, D.C., and the board of directors for the following companies: Centene Corporation (NYSE), IMCO Recycling, Inc. (NYSE), KB Home Corporation (NYSE), Sun Coast Industries (NYSE), Dallas Can! and Grace Presbyterian Village. Mr. Bartlett also served as co-chair of Character Counts of Dallas and chair of the Trinity Trails. Mr. Bartlett also served on the Dallas-Fort Worth International Airport Board. Mr. Bartlett currently serves on the board of directors of Intersections Inc. (NASDAQ). Mr. Bartlett graduated from the University of Texas at Austin in 1971, later serving as a guest lecturer at the Lyndon B. Johnson School of Public Affairs. Ares Capital believes that Mr. Bartlett's experience serving as President and Chief Executive Officer of the Financial Services Roundtable, his experience in politics (including serving as the Mayor of Dallas, Texas, a member of the United States Congress and a member of the Dallas City Council) and his service as a director of public and private companies provides the board of directors with key experience and insight to Ares Capital, especially with respect to issues specific to boards of directors of public companies and companies in the financial services industry.

        Ann Torre Bates, 57, has served as a director of Ares Capital since 2010 and is currently the chairperson of the audit committee. Ms. Bates currently dedicates her time serving on the boards of directors of several companies primarily in the financial sector. From 1997 to 2012, Ms. Bates was a strategic and financial consultant, principally with respect to corporate finance matters. From 1995 to 1997, Ms. Bates served as Executive Vice President, Chief Financial Officer and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ms. Bates was Vice President and Treasurer of US Airways, and held various finance positions from 1988 to 1991. She currently serves on the board of directors of Navient Corporation and United Natural Foods, Inc. and is a director or trustee of 19 investment companies in the Franklin Templeton Group of Mutual Funds. She previously served as a director of Allied Capital Corporation from 2003 to 2010 and SLM Corporation from 1997 to 2014. Ms. Bates holds a B.B.A. in Accountancy from the University of Notre Dame and an M.B.A. in Finance and Economics from Cornell University. Ares Capital believes that Ms. Bates' experience serving as a director of other public companies in the financial sector, as well as her past experience as a chief financial officer, provides the board of directors and, specifically, the audit committee of the board of directors with valuable knowledge and insight in the financial services sector as well as experience in financial and accounting matters.

        Daniel G. Kelly, Jr., 65, has served as a director of Ares Capital since May 2016. Mr. Kelly was a Partner of Davis Polk & Wardwell LLP, an international law firm, from 1999 to 2015, co-founding its Silicon Valley office in 1999. During his time at Davis Polk, Mr. Kelly had an extensive corporate practice representing companies, private equity funds and financial institutions in a broad array of complex transactions, and also acted as a senior advisor to boards and special committees on numerous sensitive matters. Prior to joining Davis Polk, Mr. Kelly was a senior officer of a major investment banking firm, the chief legal officer of a NYSE-listed corporation and a partner involved in management of two other law firms. Mr. Kelly graduated magna cum laude with a B.A. in History from Yale University and received his J.D. from Columbia University School of Law where he served as Notes and Comments Editor of the Columbia Law Review. Ares Capital believes that Mr. Kelly's experience practicing as a corporate lawyer, including his substantial experience in providing advice and counsel on corporate governance and securities law matters to numerous public company clients in a wide variety of industries, provides the board of directors with unique insight on its duties and responsibilities.
        Steven B. McKeever, 57, has served as a director of Ares Capital since 2012 and is currently the chairperson of the nominating and governance committee. Mr. McKeever is the CEO of Hidden Beach Recordings, an independent record label based in Los Angeles, California, which Mr. McKeever founded in 1997. From 1991 to 1995, Mr. McKeever was with Motown Records, where he served as Executive Vice President of Talent and Creative Affairs from 1993 to 1995 and Senior Vice President of Artists and Repertoire from 1991 to 1993. In 1992, Mr. McKeever created MoJAZZ Records, a subsidiary of Motown Records and served as its President. In 1993, he was instrumental in the sale of Motown Records to PolyGram Records. Mr. McKeever eventually left Motown Records in 1995 to work on his own entrepreneurial projects. Mr. McKeever began his career at the law firm of Irell & Manella LLP in Los Angeles as an entertainment lawyer. In 2011, Mr. McKeever served as the Executive Producer of Entertainment for the dedication of the Martin Luther King, Jr. Memorial in Washington, D.C. Mr. McKeever currently serves as a director of several organizations, including College Bound (Chairman), African Ancestry.com and The Pacific Institute Spirit Board. He served as a Governor of the Los Angeles Chapter of The National Academy of Recording Arts and Sciences (a/k/a The GRAMMYs) from 2001 to 2003 and 2008 to 2010 and gives generous time to various charitable organizations such as The City of Hope. Mr. McKeever received his B.S. from the University of Illinois at Urbana Champaign and received his J.D. from Harvard Law School. Ares Capital believes that Mr. McKeever's diversity of experiences, in particular his small business and entrepreneurial experience, provides the board of directors with unique insight and expertise into the management of small and middle-market companies.

        Eric B. Siegel, 58, has served as a director of Ares Capital since 2004 and has been the lead independent director of the board of directors since 2010. Mr. Siegel currently serves on the audit committee and the nominating and governance committee. Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities. Mr. Siegel is currently a member of the Advisory Board of and Special Advisor to the Chairman of the Milwaukee Brewers Baseball Club, to which he devotes the bulk of his time, and a director and Chairman of the Executive Committee and Nominating and

Governance Committee and member of the Audit Committee of El Paso Electric Company, a NYSE publicly traded utility company. Mr. Siegel is also a past member of the boards of directors of a number of public and private companies, including Kerzner International Ltd. Mr. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P., private investment management firms. Mr. Siegel is a member of the board of directors of the Friends of the Los Angeles Saban Free Clinic and a past member of the Board of Trustees of the Marlborough School. Mr. Siegel holds his B.A. summa cum laude and Phi Beta Kappa and J.D. Order of the Coif from the University of California at Los Angeles. Ares Capital believes that Mr. Siegel's experience practicing as a corporate lawyer provides valuable insight to the board of directors on regulatory and risk management issues and his experience as a partner in investment firms and over 20 years of experience serving as a director for both public and private companies provide industry-specific knowledge and expertise to the board of directors.

  Interested Directors

        Michael J Arougheti, 43, has served as Co-Chairman of Ares Capital's board of directors since July 2014, as a director of Ares Capital since 2009 and as an Executive Vice President of Ares Capital since October 2014. Mr. Arougheti previously served as Chief Executive Officer of Ares Capital from May 2013 to July 2014, and President of Ares Capital from May 2004 to May 2013. Mr. Arougheti is a Co-Founder and President of Ares. He is a Partner of the Ares Credit Group and serves as a member of the Board of Directors and Management Committee of Ares. Mr. Arougheti also is a member of the Investment Committee of Ares Capital's investment adviser, and the Ares Credit Group's U.S. and European Direct Lending Investment Committees, the Ares Equity Income Opportunity Strategy Portfolio Review Committee and the Ares Operations Management Group. Mr. Arougheti may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From 2001 to 2004, Mr. Arougheti was employed by Royal Bank of Canada, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm's Mezzanine Investment Committee. At RBC Capital Partners, Mr. Arougheti oversaw an investment team that originated, managed and monitored a diverse portfolio of middle-market leveraged loans, senior and junior subordinated debt, preferred equity and common stock and warrants on behalf of RBC and other third party institutional investors. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Mr. Arougheti also sat on the firm's Investment Committee. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder, Peabody & Co., where he was a member of the firm's Mergers and Acquisitions Group. In addition to serving as chairman of the board of directors of Ares Commercial Real Estate Corporation, Mr. Arougheti also serves on the boards of directors of Investor Group Services, Riverspace Arts and Operation HOPE. Mr. Arougheti received a B.A. in Ethics, Politics and Economics, cum laude, from Yale University. Ares Capital believes that Mr. Arougheti's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of Ares Capital's business and operations, not only gives the board of directors valuable industry-specific knowledge and expertise on these and other matters but also position him well to continue to serve as co-chairman of Ares Capital's board of directors. Mr. Arougheti is an interested director because he is an Executive Vice President of Ares Capital, is on the Investment Committee of Ares Capital's investment adviser, is a Co-Founder and President of Ares and serves as a member of the Board of Directors and Management Committee of Ares.

        R. Kipp deVeer, 43, has served as a director of Ares Capital since 2015 and currently serves as Chief Executive Officer of Ares Capital. Mr. deVeer previously served as President of Ares Capital from May 2013 to July 2014. He joined Ares in May 2004 and currently serves as Co-Head and a Partner of the Ares Credit Group and a member of the Management Committee of Ares. Mr. deVeer may from time to time serve as an officer, director or principal of entities affiliated with Ares

Management or of investment funds managed by Ares Management and its affiliates. Mr. deVeer is a member of the Investment Committees of Ares Capital's investment adviser, the Ares Credit Group's U.S. and European Direct Lending Investment Committees. Mr. deVeer is also a director of Ares Management Limited, a subsidiary of Ares Management, L.P. overseeing the European activities of Ares. Prior to joining Ares, Mr. deVeer was a partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle-market financing and principal investment business. Mr. deVeer joined RBC in October 2001 from Indosuez Capital, where he was Vice President in the Merchant Banking Group. Previously, Mr. deVeer worked at J.P. Morgan and Co., both in the Special Investment Group of J.P. Morgan Investment Management, Inc. and the Investment Banking Division of J.P. Morgan Securities Inc. Mr. deVeer received a B.A. from Yale University and an M.B.A. from Stanford University's Graduate School of Business. Ares Capital believes that Mr. deVeer's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of Ares Capital's business and operations, gives the board of directors valuable industry-specific knowledge and expertise on these and other matters. Mr. deVeer is an interested director because he is the Chief Executive Officer of Ares Capital, is an officer of and on the Investment Committee of Ares Capital's investment adviser, and serves on the Management Committee of Ares.

        Robert L. Rosen, 69, has served as a director of Ares Capital since 2004 and is a Partner in the Ares Real Estate Group. Mr. Rosen additionally serves as Interim Co-Chief Executive Officer of and a director of Ares Commercial Real Estate Corporation. Mr. Rosen is the managing partner of RLR Capital Partners, which invests principally in the securities of publicly traded North American companies. From 2005 to 2008, Mr. Rosen was a Managing Partner of RLR Focus Fund LP, an "active value" hedge fund. From 1995 to 2001, Mr. Rosen served as an exclusive consultant to Apollo Management, L.P. In 1998, Mr. Rosen founded National Financial Partners (NYSE: NFP), an independent provider of financial services to high net worth individuals and small to medium sized corporations. He served as NFP's CEO from 1998 to 2000 and as its Chairman until January 2002. From 1987 to 1993, Mr. Rosen was a Managing Partner of Ballantrae Partners, L.P., an investment partnership. From 1989 to 1993, Mr. Rosen was Chairman and CEO of Damon Corporation, a leading healthcare and laboratory testing company that was ultimately sold to Quest Diagnostics. From 1983 to 1987, Mr. Rosen was Vice Chairman of Maxxam Group. Prior to that, Mr. Rosen spent twelve years at Shearson American Express in positions in research, investment banking and senior management, and for two years was Assistant to Sanford Weill, the then Chairman and CEO of Shearson. Mr. Rosen is a member of the board of directors of Ares Commercial Real Estate Corporation and previously served on the board of directors of Sapient Corporation. Mr. Rosen is a member of the NYU Stern School of Business Board of Overseers and a member of the Council on Foreign Relations. Mr. Rosen holds a B.A. from the City University of New York in Economics and an M.B.A. from the New York University Leonard N. Stern School of Business in Finance. Ares Capital believes that Mr. Rosen's over 35 years of experience as a senior executive of financial services, healthcare services and private equity funds brings broad financial industry and specific investment management insight and experience to the board of directors and that his expertise in finance provides valuable knowledge to the board of directors. Mr. Rosen is an interested director because he is a Partner of Ares.

        Bennett Rosenthal, 52, has served as Co-Chairman of Ares Capital's board of directors since 2014, and previously as Chairman of Ares Capital's board of directors since 2004. Mr. Rosenthal is a Co-Founder and Partner of Ares. He is Co-Head and a Partner in the Ares Private Equity Group and serves as a member of the Board of Directors and Management Committee of Ares. Mr. Rosenthal also is a member of the Investment Committees of Ares Capital's investment adviser, certain funds managed by the Ares Private Equity Group and certain funds managed by the Ares Credit Group. Mr. Rosenthal may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Rosenthal joined Ares in 1998 from BofA Merrill Lynch & Co., where he served as a Managing Director in the Global Leveraged Finance Group. Mr. Rosenthal currently serves on the Board of

Directors of City Ventures, LLC, Jacuzzi Brands Corporation, Nortek, Inc., True Oil Company LLC, the parent entities of CHG Healthcare Holdings L.P., CPG International Inc., National Veterinary Associates, Inc., Serta International Holdco LLC and Simmons Bedding Company, and several other private companies. Mr. Rosenthal's previous board of directors experience includes Maidenform Brands, Inc., Hanger, Inc. and Aspen Dental Management, Inc. Mr. Rosenthal also serves on the Board of Trustees of the Windward School in Los Angeles, and on the Graduate Executive Board of the Wharton School of Business. Mr. Rosenthal graduated summa cum laude with a B.S. in Economics from the University of Pennsylvania's Wharton School of Business where he also received his M.B.A. with distinction. Ares Capital believes that Mr. Rosenthal's intimate knowledge of the business and operations of Ares, extensive experience in the financial industry as well as the management of private equity and debt investments in particular and experience as a director of other public and private companies not only give the board of directors valuable insight but also position him well to continue to serve as co-chairman of the board of directors. Mr. Rosenthal is an interested director because he is on the Investment Committee of Ares Capital's investment adviser, is a Co-Founder and Partner of Ares and serves on the Board of Directors and Management Committee of Ares.

  Executive Officers and Certain Other Officers Who Are Not Directors

        Joshua M. Bloomstein, 42, serves as the General Counsel, Vice President and Secretary of Ares Capital. He joined Ares in November 2006 and currently serves as a Partner and Co-General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. He is also a member of the Ares Enterprise Risk Committee. Prior to joining Ares, Mr. Bloomstein was an attorney with Latham & Watkins LLP specializing in leveraged buyouts and private equity investments as well as general partnership and corporate matters. Mr. Bloomstein graduated magna cum laude with a B.A. in Political Science from the State University of New York at Albany and received a J.D. degree, magna cum laude, from the University of Miami, where he was elected to the Order of the Coif.

        Mitchell Goldstein, 49, serves as a Co-President of Ares Capital. Mr. Goldstein previously served as an Executive Vice President of Ares Capital from May 2013 to July 2014. He joined Ares in May 2005 and currently serves as a Partner of the Ares Credit Group and a member of the Management Committee of Ares, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Goldstein is a member of the Investment Committees of Ares Capital's investment adviser, the Ares Credit Group's U.S. Direct Lending Investment Committee and the Ivy Hill Asset Management Investment Committee and the Ares Commercial Finance Investment Committee. Prior to joining Ares, Mr. Goldstein worked at Credit Suisse First Boston ("CSFB"), where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mr. Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mr. Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mr. Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mr. Goldstein worked at Bankers Trust. Mr. Goldstein graduated summa cum laude from the State University of New York at Binghamton with a B.S. in Accounting, received an M.B.A. from Columbia University's Graduate School of Business and is a Certified Public Accountant.

        Miriam Krieger, 40, serves as Chief Compliance Officer of Ares Capital. She joined Ares in April 2010 and is a Managing Director and Deputy Chief Compliance Officer within the Ares Compliance Group. She may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From March 2008 until joining Ares, Ms. Krieger was Chief Compliance Officer and Corporate Secretary of Allied Capital Corporation, where she also served as Executive Vice President from August 2008 until April 2010 and as Senior Vice President from March 2008 to August 2008. Ms. Krieger also served as Senior Vice President and Chief Compliance Officer at MCG Capital Corporation, a publicly traded BDC, from 2006 to 2008 and Vice President and Assistant General Counsel from 2004 to 2006. From 2001 to 2004, Ms. Krieger was an associate in the Financial Services Group of the law firm of Sutherland Asbill & Brennan LLP. Ms. Krieger graduated with a B.A. in Economics and Political Science from Wellesley College and received a J.D. and an M.A. in Economics from Duke University.

        Scott C. Lem, 38, serves as Chief Accounting Officer, Vice President and Treasurer of Ares Capital. Mr. Lem previously served as Assistant Treasurer of Ares Capital from May 2009 to May 2013. He is a Managing Director and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From July 2003 to December 2008, Mr. Lem served as Controller of Ares Management. Prior to joining Ares in July 2003, Mr. Lem was with Ernst & Young LLP and Arthur Andersen LLP, most recently as a Senior Associate conducting audits for clients across several industries including entertainment, hospitality and real estate. Mr. Lem graduated summa cum laude with a B.S. in Accounting from the University of Southern California's Leventhal School of Accounting and summa cum laude with a B.S. in Business Administration from the University of Southern California's Marshall School of Business. Mr. Lem has also received an M.B.A. in Finance from UCLA's Anderson School of Management. Mr. Lem is a Certified Public Accountant (Inactive).

        Michael McFerran, 44, serves as a Vice President and Assistant Treasurer of Ares Capital. He is Executive Vice President, Chief Financial Officer and Treasurer of Ares and serves on the Management Committee of Ares Management. He additionally serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. Prior to joining Ares in March 2015, Mr. McFerran was a Managing Director at KKR where he was Chief Financial Officer of KKR's credit business and Chief Operating Officer and Chief Financial Officer of KKR Financial Holdings LLC. Prior to joining KKR, Mr. McFerran spent the majority of his career at Ernst & Young LLP where he was a senior manager in their financial services industry practice. Mr. McFerran also held Vice President roles at XL Capital Ltd. and American Express. Mr. McFerran received an M.B.A. from the Haas School of Business at U.C. Berkeley and a B.S. in Business Administration from San Francisco State University.

        Daniel F. Nguyen, 44, serves as a Vice President and Assistant Treasurer of Ares Capital. He joined Ares in August 2000 and serves as a Partner in the Ares Finance Department, Chief Financial Officer of the Ares Private Equity Group, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Nguyen also serves as Treasurer of Ares Commercial Real Estate Corporation. From March 2007 to December 2010 and from September 2012 to May 2013, Mr. Nguyen served as Treasurer of Ares Capital and from August 2004 to March 2007, as Chief Financial Officer of Ares Capital. From 2002 to 2015, Mr. Nguyen served as Chief Financial Officer of Ares Management, L.P. and its predecessor. From 1996 to 2000, Mr. Nguyen was with Arthur Andersen LLP, where he was in charge of conducting business audits on financial clients, performing due diligence investigation of potential mergers and acquisitions and analyzing changes in accounting guidelines for derivatives. Mr. Nguyen graduated with a B.S. in Accounting from the University of Southern California's Leventhal School of Accounting and received an M.B.A. in Global Business from Pepperdine University's Graziadio School of Business and Management. Mr. Nguyen also studied

European Business at Oxford University as part of the M.B.A. curriculum. Mr. Nguyen is a Chartered Financial Analyst® and a Certified Public Accountant.

        Penni F. Roll, 50, serves as the Chief Financial Officer of Ares Capital and of the Ares Credit Group and additionally serves as a member of the Ares Enterprise Risk Committee. She also serves as Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc., a publicly traded closed-end fund managed by an affiliate of Ares Management. Ms. Roll joined Ares in April 2010 and now serves as Partner—Finance of Ares Capital Management and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Ms. Roll served as Chief Financial Officer of Allied Capital Corporation from 1998 until April 2010. Ms. Roll joined Allied Capital Corporation in 1995 as its Controller after serving as a Manager in KPMG LLP's financial services practice. Ms. Roll graduated magna cum laude with a BSBA in Accounting from West Virginia University. Ms. Roll is a Certified Public Accountant (Inactive).

        Michael L. Smith, 44, serves as a Co-President of Ares Capital. Mr. Smith previously served as an Executive Vice President of Ares Capital from May 2013 to July 2014. Mr. Smith joined Ares in May 2004 and currently serves as a Partner in the Ares Credit Group and a member of the Management Committee of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Smith is a member of the Investment Committees of Ares Capital's investment adviser, the Ares Credit Group's U.S. Direct Lending Investment Committee, the Ivy Hill Asset Management Investment Committee and the Ares Commercial Finance Investment Committee. Prior to joining Ares, Mr. Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle-market financing and principal investment business. Mr. Smith joined RBC in October 2001 from Indosuez Capital, where he was a Vice President in the Merchant Banking Group. Previously, Mr. Smith worked at Kenter, Glastris & Company, and at Salomon Brothers Inc., in their Debt Capital Markets Group and Financial Institutions Group. Mr. Smith received a B.S. in Business Administration, cum laude, from the University of Notre Dame and a Masters in Management from Northwestern University's Kellogg Graduate School of Management.

        Michael D. Weiner, 63, serves as a Vice President of Ares Capital. Mr. Weiner serves as Executive Vice President and Chief Legal Officer of Ares Management GP LLC, Ares' general partner, Partner and General Counsel in the Ares Legal Group and is a member of the Management Committee of Ares. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Weiner has also served as Vice President and General Counsel of Ares Commercial Real Estate Corporation since 2012, Vice President and Assistant Secretary of Ares Dynamic Credit Allocation Fund, Inc., a NYSE-listed, closed-end fund managed by an affiliate of Ares Management since 2012. From September 2006 to January 2010, Mr. Weiner served as General Counsel of Ares Capital. He additionally is a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. Mr. Weiner joined Ares in September 2006. Previously, Mr. Weiner served as General Counsel to Apollo Management, L.P. and had been an officer of the corporate general partners of Apollo since 1992. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in corporate and alternative financing transactions, securities law as well as general partnership, corporate and regulatory matters. Mr. Weiner has served on the boards of directors of several corporations. Mr. Weiner currently serves on the Board of Governors of the Cedars-Sinai Medical Center in Los Angeles. Mr. Weiner graduated with a B.S. in Business and Finance from the University of California at Berkeley and a J.D. from the University of Santa Clara.

Board Leadership Structure

        Ares Capital's board of directors monitors and performs an oversight role with respect to the business and affairs of Ares Capital, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to Ares Capital. Among other things, Ares Capital's board of directors approves the appointment of the investment adviser, administrator and officers, reviews and monitors the services and activities performed by the investment adviser, administrator and officers and approves the engagement, and reviews the performance of, Ares Capital's independent registered public accounting firm.

        Under the Ares Capital bylaws, Ares Capital's board of directors may designate a chairman to preside over the meetings of Ares Capital's board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by Ares Capital's board of directors. Ares Capital does not have a fixed policy as to whether the chairman of Ares Capital's board of directors should be an independent director and believes that its flexibility to select its chairman and reorganize its leadership structure from time to time is in the best interests of Ares Capital and its stockholders.

        Presently, Mr. Arougheti and Mr. Rosenthal serve as co-chairs of Ares Capital's board of directors. Mr. Arougheti is an interested director because he is an Executive Vice President of Ares Capital, is on the Investment Committee of the investment adviser, is a Co-Founder and President of Ares and serves as a member of Ares Capital's board of directors of Directors and Management Committee of Ares. Ares Capital believes that Mr. Arougheti's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of Ares Capital's business and operations, gives Ares Capital's board of directors valuable industry-specific knowledge and expertise on these and other matters. Mr. Rosenthal is an interested director because he is on the Investment Committee of the investment adviser, is a Co-Founder and Partner of Ares and serves on Ares Capital's board of directors and the Management Committee of Ares. Ares Capital believes that Mr. Rosenthal's history with Ares Capital, familiarity with the Ares investment platform and extensive experience in the management of private equity and debt investments qualifies him to serve as co-chairman of Ares Capital's board of directors. Moreover, Ares Capital believes that it is best served through its existing leadership structure with Mr. Arougheti and Mr. Rosenthal as co-chairs of Ares Capital's board of directors, as Mr. Arougheti and Mr. Rosenthal's relationships with the investment adviser provide an effective bridge between Ares Capital's board of directors and the investment adviser, thus ensuring an open dialogue between Ares Capital's board of directors and the investment adviser and that both groups act with a common purpose.

        The independent directors have designated a lead independent director whose duties include, among other things, chairing executive sessions of the independent directors, acting as a liaison between the independent directors and the co-chairs of Ares Capital's board of directors and between the independent directors and officers of Ares Capital and the investment adviser, facilitating communication among the independent directors and Ares Capital's counsel, reviewing and commenting on Ares Capital's board of director and committee meeting agendas and calling additional meetings of the independent directors as appropriate. In August 2010, Ares Capital's board of directors designated and appointed Mr. Siegel as the lead independent director and Mr. Siegel has served as lead independent director since that time.

        Ares Capital believes that board leadership structures must be evaluated on a case-by-case basis and that its existing board leadership structure is appropriate. However, Ares Capital continually re-examines its corporate governance policies on an ongoing basis to ensure that they continue to meet Ares Capital's needs.

Board's Role in Risk Oversight

        Ares Capital's board of directors performs its risk oversight function and fulfills its risk oversight responsibilities primarily (1) through its two standing committees, which report to Ares Capital's entire board of directors and are comprised solely of independent directors, and (2) by working with Ares Capital's Chief Compliance Officer to monitor risk in accordance with Ares Capital's compliance policies and procedures.

        As described below in more detail under "Committees of the Board of Directors" the audit committee and the nominating and governance committee assist Ares Capital's board of directors in performing its risk oversight function and fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing Ares Capital's accounting and financial reporting processes, assisting Ares Capital's board of directors in fulfilling Ares Capital's board of directors's oversight responsibilities relating to Ares Capital's systems of internal controls over financial reporting, audits of Ares Capital's financial statements and disclosure controls and procedures, assisting Ares Capital's board of directors in determining the fair value of securities that are not publicly traded or for which current market values are not readily available, and discussing with management Ares Capital's major financial risk exposures and the steps management has taken to monitor and control such exposures, including Ares Capital's risk assessment and risk management policies. The nominating and governance committee's risk oversight responsibilities include developing, reviewing and updating certain policies regarding the nomination of directors, identifying, evaluating and nominating directors to fill vacancies on Ares Capital's board of directors or to stand for election by Ares Capital stockholders, reviewing Ares Capital's policies relating to corporate governance, and overseeing the evaluation of Ares Capital's board of directors and its committees.

        Ares Capital's board of directors also performs its risk oversight function and fulfills its risk oversight responsibilities by working with Ares Capital's Chief Compliance Officer to monitor risk in accordance with Ares Capital's policies and procedures. The Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of Ares Capital and certain of its service providers. The Chief Compliance Officer's report, which is reviewed by and discussed with Ares Capital's board of directors, addresses at a minimum (1) the operation of the compliance policies and procedures of Ares Capital and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (4) any compliance matter that has occurred since the date of the last report about which Ares Capital's board of directors would reasonably need to know to oversee Ares Capital's compliance activities and risks. In addition, the Chief Compliance Officer reports to Ares Capital's board of directors on a quarterly basis with respect to material compliance matters and meets separately in executive session with the independent directors periodically, but in no event less than once each year.

        Ares Capital believes that its board of directors's role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC, Ares Capital must comply with certain regulatory requirements and restrictions that control the levels of risk in its business and operations. For example, Ares Capital's ability to incur indebtedness is limited such that its asset coverage must equal at least 200% immediately after each time it incurs indebtedness, Ares Capital generally has to invest at least 70% of its total assets in "qualifying assets" and, subject to certain exceptions, Ares Capital is subject to restrictions on its ability to engage in transactions with Ares and its affiliates. See "Regulation of Ares Capital." In addition, Ares Capital has elected to be treated as a RIC under the Code. As a RIC Ares Capital must, among other things, meet certain source of income and asset diversification requirements.

        Ares Capital believes that the extent of its board of directors's (and its committees') role in risk oversight complements Ares Capital's board of directors's leadership structure because it allows Ares Capital's independent directors, through the two fully independent Board committees, a lead independent director, executive sessions with each of Ares Capital's Chief Compliance Officer, Ares Capital's independent registered public accounting firm and independent valuation providers, and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

        Ares Capital believes that board roles in risk oversight must be evaluated on a case-by-case basis and that Ares Capital's board of directors's existing role in risk oversight is appropriate. However, Ares Capital's board of directors re-examines the manner in which it administers its risk oversight function on an ongoing basis to ensure that it continues to meet Ares Capital's needs.

Committees of the Board of Directors

        Ares Capital's board of directors has established an audit committee and a nominating and governance committee. Ares Capital do not have a compensation committee because Ares Capital's executive officers do not receive any direct compensation from Ares Capital. During 2015, Ares Capital's board of directors held 15 formal meetings, the audit committee held four formal meetings, and the nominating and governance committee held four formal meetings. Ares Capital encourages, but does not require, the directors to attend Ares Capital's annual meeting of stockholders in person.

  Audit Committee

        The members of the audit committee are Ms. Bates and Messrs. Bartlett and Siegel, each of whom is independent for purposes of the Investment Company Act and NASDAQ's corporate governance regulations. Ms. Bates currently serves as chairperson of the audit committee.

        The role of the audit committee is to assist Ares Capital's board of directors in fulfilling its oversight responsibilities by (1) overseeing Ares Capital's accounting and financial reporting processes and the audits of Ares Capital's financial statements and internal control over financial reporting and (2) reviewing the financial reports and other financial information provided by Ares Capital to the public. The audit committee is also responsible for approving Ares Capital's independent registered public accounting firm and recommending them to Ares Capital's board of directors (including a majority of the independent directors) for approval and submission to its stockholders for ratification, reviewing with its independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by its independent registered public accounting firm, reviewing the independence of its independent registered public accounting firm and reviewing the adequacy of its internal controls and procedures.

        The audit committee also assists Ares Capital's board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available, and in connection therewith recommends valuation policies to Ares Capital's board of directors, considers valuation issues with respect to liquid securities and reviews valuations of illiquid securities proposed by the investment adviser. The audit committee also receives input from independent valuation firms that have been engaged at the direction of Ares Capital's board of directors to value certain portfolio investments. In addition, the audit committee is responsible for discussing with Ares Capital's officers and management of the investment adviser Ares Capital's major financial risk exposures and the steps Ares Capital has taken to monitor and control such exposures, including Ares Capital's risk assessment and risk management policies. The audit committee also reviews and approves all transactions with related persons of Ares Capital that are brought to the audit committee's attention, including each annual renewal of Ares Capital's investment advisory and management agreement and Ares Capital's administration agreement.

        This description of the audit committee's role and responsibilities is summary in nature, is not exhaustive and is qualified in its entirety by reference to the charter of the audit committee, which can be accessed via Ares Capital's website at www.arescapitalcorp.com. The contents of Ares Capital's website are not intended to be incorporated by reference into this document or in any other report or document it files with the SEC, and any references to Ares Capital's website are intended to be inactive textual references only.

        Ares Capital's board of directors has determined that Ms. Bates is an "audit committee financial expert" within the meaning of the rules of the SEC.

  Nominating and Governance Committee

        The members of the nominating and governance committee are Messrs. McKeever and Siegel, each of whom is independent for purposes of the Investment Company Act and NASDAQ's corporate governance regulations. Mr. McKeever currently serves as chairman of the nominating and governance committee. The nominating and governance committee is responsible for (1) developing, reviewing and, as appropriate, updating certain policies regarding the nomination of directors and recommending such policies or any changes in such policies to Ares Capital's board of directors for approval, (2) identifying individuals qualified to become directors, (3) evaluating and recommending to Ares Capital's board of directors nominees to fill vacancies on Ares Capital's board of directors or a committee thereof or to stand for election by the stockholders of Ares Capital, (4) reviewing Ares Capital's policies relating to corporate governance and recommending any changes in such policies to Ares Capital's board of directors, and (5) overseeing the evaluation of Ares Capital's board of directors (including its leadership structure) and its committees.

        In considering possible candidates for election as a director, the nominating and governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to Ares Capital's officers and management of the investment adviser and the administrator;

  •
  have sufficient time available to devote to the affairs of Ares Capital;

  •
  are able to work with the other members of Ares Capital's board of directors and contribute to the success of Ares Capital;

  •
  can represent the long-term interests of Ares Capital stockholders as a whole; and

  •
  are selected such that Ares Capital's board of directors represents a range of backgrounds and experience.

        The nominating and governance committee also considers all applicable legal and regulatory requirements that govern the composition of Ares Capital's board of directors.

        The nominating and governance committee may consider recommendations for nomination of directors from Ares Capital stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by the Ares Capital bylaws) and received at Ares Capital's principal executive offices not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which Ares Capital first mailed its proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received no earlier than the 150th day prior to the date of such annual meeting or later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting or (2) the 10th day following the day on which public announcement of such meeting date is first made.

        This description of the nominating and governance committee's role and responsibilities is summary in nature, is not exhaustive and is qualified in its entirety by reference to the charter of the nominating and governance committee, which can be accessed via Ares Capital's website at www.arescapitalcorp.com. The contents of Ares Capital's website are not intended to be incorporated by reference into this document or in any other report or document it files with the SEC, and any references to Ares Capital's website are intended to be inactive textual references only.

  Compensation Committee

        The role of the compensation committee is performed by the audit committee, which is comprised entirely of independent directors for purposes of the NASDAQ corporate governance requirements and rules and regulations of the SEC, including the compensation committee requirements of NASDAQ Marketplace Rule 5605(d) and Rule 5605(a)(2). Ares Capital's executive officers do not receive any direct compensation from Ares Capital. The audit committee charter contains all of the provisions that a compensation committee charter would be required to include under the NASDAQ corporate governance listing requirements and the rules and regulations of the SEC. In addition, pursuant to the audit committee charter, the amounts payable to the investment adviser and the administrator pursuant to the investment advisory and management agreement and administration agreement, respectively, are separately approved by the audit committee. The compensation payable to the investment adviser pursuant to the investment advisory and management agreement is also separately approved by a majority of the independent directors in accordance with Section 15(c) of the Investment Company Act.

        The specific responsibilities of the audit committee, including those related to compensation, are set forth in the charter of the audit committee, which can be accessed via Ares Capital's website at www.arescapitalcorp.com. The contents of Ares Capital's website are not intended to be incorporated by reference into this document or in any other report or document it files with the SEC, and any references to Ares Capital's website are intended to be inactive textual references only.

Beneficial Ownership of Ares Capital's Directors

        The following table sets forth the dollar range of Ares Capital's equity securities based on the closing price of Ares Capital common stock on [    •    ], 2016 and the number of shares beneficially

owned by each of its directors as of December 31, 2015. Ares Capital is not part of a "family of investment companies," as the term is defined in the Investment Company Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)
Independent Directors(3)
Steve Bartlett(4)	$50,001–$100,000
Ann Torre Bates	Over $100,000
Daniel G. Kelly, Jr.(5)	None
Steven B. McKeever	Over $100,000
Frank E. O'Bryan(6)	Over $100,000
Eric B. Siegel	Over $100,000
Interested Directors
Michael J Arougheti	Over $100,000
R. Kipp deVeer(7)	Over $100,000
Robert L. Rosen	Over $100,000
Bennett Rosenthal	Over $100,000

(1)
The dollar ranges are as follows: none, $1–$10,000, $10,001–$50,000, $50,001–$100,000 or over $100,000.

(2)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(3)
As of December 31, 2015, to the best of Ares Capital's knowledge, except as listed above, none of the independent directors, nor any of their immediate family members, had any interest in Ares Capital, Ares Capital's investment adviser or any person or entity directly or indirectly controlling, controlled by or under common control with Ares Capital or its investment adviser.

(4)
The shares of Ares Capital common stock held by Mr. Bartlett have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with Ares Capital.

(5)
Mr. Kelly became a director in May 2016.

(6)
Mr. O'Bryan's term expired at Ares Capital's 2016 annual meeting of stockholders.

(7)
The shares of Ares Capital common stock held by Mr. deVeer have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with Ares Capital.

Compensation Table

        The following table shows information regarding the compensation earned or actually received by Ares Capital's directors, none of whom is Ares Capital's employee, for service as a director for the fiscal year ended December 31, 2015. No compensation is paid by Ares Capital to interested directors.

No information has been provided with respect to executive officers of Ares Capital who are not directors since its executive officers do not receive any direct compensation from Ares Capital.

Name	Fees Earned or Paid in Cash(1)	Total
Independent Directors
Steve Bartlett	$175,250	$175,250
Ann Torre Bates	$185,250	$185,250
Daniel G. Kelly, Jr.(2)	None	None
Steven B. McKeever	$176,250	$176,250
Frank E. O'Bryan(3)	$170,750	$170,750
Eric B. Siegel	$193,250	$193,250
Interested Directors
Michael J Arougheti	None	None
R. Kipp deVeer(4)	None	None
Antony P. Ressler(5)	None	None
Robert L. Rosen(6)	None	None
Bennett Rosenthal	None	None

(1)
For a discussion of the independent directors' compensation, see below.

(2)
Mr. Kelly became a director in May 2016.

(3)
Mr. O'Bryan's term expired at Ares Capital's 2016 annual meeting of stockholders.

(4)
Mr. deVeer became a director in November 2015.

(5)
Mr. Ressler resigned from his position as a director in November 2015.

(6)
While Mr. Rosen did not receive any compensation from Ares Capital for the fiscal year ended December 31, 2015, he did receive $163,750 from Ares Management for his service as a director of Ares Capital for such period in connection with his role as an Operating Advisor to Ares Management. In February 2016, Mr. Rosen became a Partner of Ares.

        The independent directors receive an annual fee of $160,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairperson of the audit committee receives an additional annual fee of $10,000, the lead independent director receives an additional annual fee of $15,000, and each chairperson of any other committee receives an additional annual fee of $2,000 for his or her additional services in these capacities. In addition, Ares Capital purchases directors' and officers' liability insurance on behalf of its directors and officers.

Portfolio Managers

        Ares Capital consider the members of the Investment Committee of Ares Capital Management to be Ares Capital's portfolio managers. The following individuals function as portfolio managers with the most significant responsibility for the day-to-day management of Ares Capital's portfolio.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Michael J Arougheti	Co-Chairman of the board of directors of Ares Capital; Executive Vice President of Ares Capital; Partner of the Ares Credit Group	12	Since October 2014, Mr. Arougheti has served as an Executive Vice President of Ares Capital, since July 2014, he has served as Co-Chairman of Ares Capital's board of directors and since February 2009, he has served as a director of Ares Capital. Mr. Arougheti previously served as Chief Executive Officer of Ares Capital from May 2013 to July 2014 and President of Ares Capital from May 2004 to May 2013. Mr. Arougheti is a Co-Founder and President of Ares. He is a Partner of the Ares Credit Group and a member of the Ares Board of Directors and Management Committee. In addition, Mr. Arougheti serves as a member of the Investment Committee of Ares Capital Management, the Ares Credit Group's U.S. and European Investment Committees, the Ares Equity Income Opportunity Strategy Portfolio Review Committee and the Ares Operations Management Group.
R. Kipp deVeer	Chief Executive Officer of Ares Capital; Co-Head and Partner of the Ares Credit Group	12

Since July 2014, Mr. deVeer has served as Chief Executive Officer of Ares Capital. Mr. deVeer previously served as President of Ares Capital from May 2013 to July 2014. Mr. deVeer has served as an officer of Ares Capital Management since 2004. Mr. deVeer joined Ares in May 2004 and currently serves as Co-Head and a Partner of the Ares Credit Group and member of the Management Committee of Ares. Mr. deVeer is a member of the Investment Committees of Ares Capital Management and the Ares Credit Group's U.S. and European Investment Committees. Mr. deVeer is also a director of Ares Management Limited.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Mitchell Goldstein	Co-President of Ares Capital; Partner of the Ares Credit Group	11

Since July 2014, Mr. Goldstein has served as a Co-President of Ares Capital. Mr. Goldstein previously served as an Executive Vice President of Ares Capital from May 2013 to July 2014. Mr. Goldstein has served as an officer of Ares Capital Management since 2005. Mr. Goldstein joined Ares in May 2005 and currently serves as a Partner of the Ares Credit Group. Mr. Goldstein is a member of the Investment Committees of Ares Capital Management, the Ares Credit Group's U.S. Direct Lending Investment Committee and the Ivy Hill Asset Management Investment Committee.

John Kissick	Partner of Ares; Partner of the Ares Corporate Strategy and Relationship Management Group	18

Mr. Kissick is a Co-Founder of Ares and a director and Partner of Ares Management GP LLC, Ares' general partner. He serves as a member of Ares' board of directors and Management Committee and is a Partner of Ares in the Corporate Strategy and Relationship Management Group. Mr. Kissick is also a member of the Investment Committees of the Ares Credit Group and certain funds in the Ares Private Equity Group

Bennett Rosenthal	Co-Chairman of the board of directors of Ares Capital; Partner of Ares; Co-Head and Partner of the Ares Private Equity Group	18

Since July 2014, Mr. Rosenthal has served as Co-Chairman of Ares Capital's board of directors, and previously as Chairman of Ares Capital's board of directors since 2004. Mr. Rosenthal is a Co-Founder of Ares and currently serves as a Partner of Ares, Co-Head and a Partner of the Ares Private Equity Group and a member of the Ares Board of Directors and Management Committee. Mr. Rosenthal is also a member of the Investment Committees of Ares Capital Management, certain funds managed by the Ares Credit Group and certain funds managed by the Ares Private Equity Group.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
David Sachs	Partner of the Ares Strategy and Relationship Management Group	18

Mr. Sachs is a Partner in the Ares Strategy and Relationship Management Group. Mr. Sachs serves as a member of the Ares Credit and Private Equity Group fund investment committees, as well as the Ares Real Estate Group's Real Estate Debt Investment Committee, the Ares Equity Income Opportunity Strategy Portfolio Review Committee and the Ivy Hill Asset Management Investment Committee.

Michael L. Smith	Co-President of Ares Capital; Partner of the Ares Credit Group	12

Since July 2014, Mr. Smith has served as a Co-President of Ares Capital. Mr. Smith previously served as an Executive Vice President of Ares Capital from May 2013 to July 2014. Mr. Smith has served as an officer of Ares Capital Management since 2004. Mr. Smith joined Ares in May 2004 and currently serves as a Partner of the Ares Credit Group. Mr. Smith is a member of the Investment Committees of Ares Capital Management, the Ares Credit Group's U.S. Investment Committee and the Ivy Hill Asset Management Investment Committee.

        None of the individuals listed above is primarily responsible for the day-to-day management of the portfolio of any other account, except that:

  •
  Messrs. Arougheti, deVeer, Goldstein and Smith are each Partners of, and Messrs. Kissick and Sachs are each members of certain committees of, the Ares Credit Group. All such individuals have responsibilities with respect to certain funds and managed accounts, which as of March 31, 2016 had approximately $60.0 billion (including Ares Capital) of assets under management, a portion of which is used to calculate Ares' advisory fees related to such funds and managed accounts; and

  •
  Mr. Rosenthal is a Partner of, and Mr. Kissick is a member of certain committees of, the Ares Private Equity Group. All such individuals have responsibilities for certain funds, which as of March 31, 2016 had approximately $23.3 billion of assets under management, a portion of which is used to calculate Ares' advisory fees related to such funds.

        See "Risk Factors—Risks Relating to Ares Capital's Business—There are significant potential conflicts of interest that could impact Ares Capital's investment returns."

        Each of Messrs. Arougheti, deVeer, Goldstein and Smith is responsible for deal origination, execution and portfolio management. In addition to their deal origination, execution and portfolio management responsibilities, (1) Mr. Arougheti also spends a portion of his time on corporate and administrative activities in his capacity as President of Ares Management and as a Partner of the Ares Credit Group, (2) Mr. deVeer also spends a portion of his time on corporate and administrative activities in his capacity as Ares Capital's Chief Executive Officer and as a Partner of the Ares Credit Group and (3) Messrs. Goldstein and Smith also spend portions of their time on corporate and administrative activities in their capacities as Co-Presidents of Ares Capital and as Partners of the Ares Credit Group. Each of Messrs. Arougheti, deVeer, Goldstein and Smith receives a compensation package that includes some combination of fixed draw and variable incentive compensation based primarily on Ares Capital's performance. None of the portfolio managers receives any direct compensation from Ares Capital.

        The following table sets forth the dollar range of Ares Capital's equity securities based on the closing price of Ares Capital common stock on [    •    ], 2016 and the number of shares beneficially owned by each of the portfolio managers described above as of December 31, 2015 unless otherwise indicated below.

Name	Aggregate Dollar Range of Equity Securities in Ares Capital(1)
Michael J Arougheti	Over $1,000,000
R. Kipp deVeer	Over $1,000,000
Mitchell Goldstein	Over $1,000,000
John Kissick	Over $1,000,000
Bennett Rosenthal	Over $1,000,000
David Sachs	Over $1,000,000
Michael L. Smith	Over $1,000,000

(1)
Dollar ranges are as follows: none, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or over $1,000,000.

Investment Advisory and Management Agreement

  Management Services

        Ares Capital Management serves as Ares Capital's investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of Ares Capital's board of directors, Ares Capital's investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Ares Capital. Under the terms of the investment advisory and management agreement, Ares Capital's investment adviser:

  •
  determines the composition of Ares Capital's portfolio, the nature and timing of the changes to Ares Capital's portfolio and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments Ares Capital makes (including performing due diligence on Ares Capital's prospective portfolio companies);

  •
  closes and monitors the investments Ares Capital makes;

  •
  determines the investments and other assets that Ares Capital purchases, retains or sells; and

  •
  provides Ares Capital with such other investment advisory and research and related services as Ares Capital may from time to time reasonably require.

        Ares Capital Management's services to Ares Capital under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities. Similarly, affiliates of Ares Capital's investment adviser may directly or indirectly manage funds or other investment vehicles with investment objectives similar to Ares Capital's. Accordingly, Ares Capital may compete with these Ares funds or other investment vehicles managed by Ares Capital's investment adviser and its affiliates for capital and investment opportunities. Ares Capital Management endeavors to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Ares Capital. Nevertheless, it is possible that Ares Capital may not be given the opportunity to participate in certain investments made by investment funds or other investment vehicles managed by Ares Capital Management or its affiliates.

  Base Management Fee

        Pursuant to the investment advisory and management agreement and subject to the overall supervision of Ares Capital's board of directors, Ares Capital's investment adviser provides investment advisory and management services to Ares Capital. For providing these services, Ares Capital's investment adviser receives fees from Ares Capital consisting of a base management fee, an income based fee and a capital gains incentive fee.

        The base management fee is calculated at an annual rate of 1.5% based on the average value of Ares Capital's total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

  Income Based Fee

        The income based fee is calculated and payable quarterly in arrears based on Ares Capital's net investment income excluding income based fees and capital gains incentive fees ("pre-incentive fee net investment income") for the quarter. Pre- incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that Ares Capital receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the income based fee and capital gains incentive fee accrued under GAAP). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that Ares Capital have not yet received in cash. Ares Capital's investment adviser is not under any obligation to reimburse Ares Capital for any part of the income based fees it received that were based on accrued interest that Ares Capital never actually received. See "Risk Factors—Risks Relating to Ares Capital's Business—There are significant potential conflicts of interest that could impact Ares Capital's investment returns" and "Risk Factors—Risks Relating to Ares Capital's Business—Ares Capital may be obligated to pay Ares Capital's investment adviser certain fees even if Ares Capital incurs a loss."

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains and losses. Because of the structure of the income based fee, it is possible that Ares Capital may pay such fees in a quarter where Ares Capital incur a loss. For example, if Ares Capital receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, Ares Capital will pay the applicable income based fee even if Ares Capital have incurred a loss in that quarter due to realized and/or unrealized capital losses.

        Pre-incentive fee net investment income, expressed as a rate of return on the value of Ares Capital's net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, Ares Capital may be able to invest in debt instruments that provide for a higher return, which may increase Ares Capital's pre-incentive fee net investment income and make it easier for Ares

Capital's investment adviser to surpass the fixed hurdle rate and receive an income based fee based on such net investment income. To the extent Ares Capital has retained pre-incentive fee net investment income that has been used to calculate the income based fee, it is also included in the amount of Ares Capital's total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

        Ares Capital pay Ares Capital's investment adviser an income based fee with respect to Ares Capital's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no income based fee in any calendar quarter in which Ares Capital's pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of Ares Capital's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. Ares Capital refers to this portion of Ares Capital's pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide Ares Capital's investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of Ares Capital's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

        The following is a graphical representation of the calculation of the income based fee:

Quarterly Income Based Fee Based on Net Investment Income

Pre-incentive fee net investment income return
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income based fee

        These calculations are adjusted for any share issuances or repurchases during the quarter.

        If the Transactions are completed, Ares Capital's investment adviser has agreed to waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the completion of the Transactions, the lesser of (1) $10 million of the income based fees and (2) the amount of income based fees for such quarter, in each case, to the extent earned and payable by Ares Capital in such quarter pursuant to and as calculated under the investment advisory and management agreement. Ares Capital cannot assure you that the Transactions will be completed. See "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement" for a description of the terms of the Transactions, "Risk Factors—Risks Relating to Ares Capital—Ares Capital may fail to complete the Transactions" for a description of the risks associated with a failure to complete the Transactions and "Risk Factors—Risks Relating to the Transactions" for a description of the risks that the combined company may face if the Transactions are completed.

  Capital Gains Incentive Fee

        The capital gains incentive fee is determined and payable in arrears as of the end of each calendar year (or, upon termination of Ares Capital's investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (1) the sum of Ares Capital's cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (2) Ares Capital's cumulative aggregate realized capital gains, in each case calculated from October 8, 2004 (the date Ares Capital completed Ares Capital's initial public offering). Realized capital gains and losses include gains and losses on investments and foreign currencies, gains and losses on extinguishment of debt and other assets, as well as any income tax expense related to realized gains and losses. If such amount is positive at the end of such year, then the capital gains incentive fee for such year is equal to 20% of such amount, less the aggregate amount of capital gains incentive fees paid in all prior years. If such amount is negative, then there is no capital gains incentive fee for such year.

        The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (1) the net sales price of each investment in Ares Capital's portfolio when sold and (2) the accreted or amortized cost basis of such investment.

        The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (1) the net sales price of each investment in Ares Capital's portfolio when sold is less than (2) the accreted or amortized cost basis of such investment.

        The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (1) the valuation of each investment in Ares Capital's portfolio as of the applicable capital gains incentive fee calculation date and (2) the accreted or amortized cost basis of such investment.

        Notwithstanding the foregoing, as a result of an amendment to the capital gains incentive fee under the investment advisory and management agreement that was adopted on June 6, 2011, if Ares Capital is required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by Ares Capital (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the capital gains incentive fee, the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (A) the actual amount paid by Ares Capital for such investment plus (B) any amounts recorded in Ares Capital's financial statements as required by GAAP that are attributable to the accretion of such investment plus (C) any other adjustments made to the cost basis included in Ares Capital's financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in Ares Capital's financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

        Ares Capital defer cash payment of any income based fee and the capital gains incentive fee otherwise earned by Ares Capital's investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (1) the aggregate distributions to Ares Capital's stockholders and (2) the change in net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period) is less than 7.0% of Ares Capital's net assets (defined as total assets less indebtedness) at the beginning of such period. Any such deferred fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under Ares Capital's investment advisory and management agreement.

  Examples of Fee Calculation

Example 1—Income Based Fee(1):

Assumptions

  •
  Hurdle rate(2) = 1.75%

  •
  Management fee(3) = 0.375%

  •
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%

Alternative 1

Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 1.25%

  •
  Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.675%

  Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no income based fee.

(1)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets. In addition, the example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (1) Ares Capital's aggregate distributions to Ares Capital's stockholders and (2) Ares Capital's change in net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period) is at least 7% of Ares Capital's net assets (defined as total assets less indebtedness) at the beginning of such period (as adjusted for any share issuances or repurchases).

(2)
Represents a quarter of the 7.0% annualized hurdle rate.

(3)
Represents a quarter of the 1.5% annualized management fee.

(4)
Excludes offering expenses.

Alternative 2

Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 2.70%

  •
  Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.125%

  Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an income based fee.

Income Based Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.1875%))
	=	(100% × (2.125% – 1.75%)) + 0%
	=	100% × 0.375%
	=	0.375%

Alternative 3

Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 3.50%

  •
  Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.925%

  Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an income based fee.

Income Based Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.1875%))
	=	(100% × (2.1875% – 1.75%)) + (20% × (2.925% – 2.1875%))
	=	0.4375% + (20% × 0.7375%)
	=	0.4375% + 0.1475%
	=	0.585%

Example 2—Capital Gains Incentive Fee:

Alternative 1:

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B")

  •
  Year 2: Investment A is sold for $50 million and fair value ("FV") of Investment B determined to be $32 million

  •
  Year 3: FV of Investment B determined to be $25 million

  •
  Year 4: Investment B sold for $31 million

The capital gains incentive fee, if any, would be:

  •
  Year 1: None (No sales transactions)

  •
  Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)

  •
  Year 3: None; $5 million (20% multiplied by ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains incentive fee paid in Year 2)

  •
  Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (capital gains incentive fee paid in Year 2)

Alternative 2

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")

  •
  Year 2: Investment A sold for $50 million, FV of Investment B determined to be $25 million and FV of Investment C determined to be $25 million

  •
  Year 3: FV of Investment B determined to be $27 million and Investment C sold for $30 million

  •
  Year 4: FV of Investment B determined to be $35 million

  •
  Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

  •
  Year 1: None (No sales transactions)

  •
  Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))

  •
  Year 3: $1.4 million ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (capital gains incentive fee paid in Year 2))

  •
  Year 4: None (No sales transactions)

  •
  Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative capital gains incentive fee paid in Year 2 and Year 3))

        For the three months ended March 31, 2016, Ares Capital incurred $34.8 million in base management fees, and $29.1 million in income based fees. There was no capital gains incentive fee earned by Ares Capital's investment adviser as calculated under the investment advisory and management agreement for the three months ended March 31, 2016. However, in accordance with GAAP, Ares Capital had cumulatively accrued a capital gains incentive fee of $46.0 million as of March 31, 2016, all of which was not due under the investment advisory and management agreement.

        For the year ended December 31, 2015, Ares Capital incurred $134.3 million in base management fees and $121.4 million in income based fees. There was no capital gains incentive fee earned by Ares Capital's investment adviser as calculated under the investment advisory and management agreement for the year ended December 31, 2015. However, in accordance with GAAP, Ares Capital had cumulatively accrued a capital gains incentive fee of $42.3 million as of December 31, 2015, all of which was not due under the investment advisory and management agreement.

        For the year ended December 31, 2014, Ares Capital incurred $128.0 million in base management fees and $118.3 million in income based fees. The capital gains incentive fee as calculated and payable under the investment advisory and management agreement for the year ended December 31, 2014 was $24.0 million. However, in accordance with GAAP, Ares Capital had cumulatively accrued a capital gains incentive fee of $93.0 million as of December 31, 2014, of which $69.0 million was not due under the investment advisory and management agreement.

        For the year ended December 31, 2013, Ares Capital incurred $104.9 million in base management fees and $110.5 million in income based fees. In accordance with GAAP, Ares Capital accrued a capital gains incentive fee of $11.6 million for the year ended December 31, 2013. However, the capital gains incentive fee as calculated and payable under the investment advisory and management agreement for the year ended December 31, 2013 was $17.4 million.

        GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains incentive fee actually payable under the investment advisory and management agreement plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires Ares Capital to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual capital gains incentive fees paid or capital gains incentive fees accrued under GAAP in all prior periods. As of June 30, 2015, Ares Capital has paid capital gains incentive fees since inception totaling $57.4 million. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

  Payment of Ares Capital's Expenses

        The services of all investment professionals and staff of Ares Capital's investment adviser, when and to the extent engaged in providing investment advisory and management services to Ares Capital and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Ares Capital's investment adviser. Ares Capital bears all other costs and expenses of Ares Capital's operations and transactions, including, but not limited to, those relating to: rent; organization; calculation of Ares Capital's net asset value (including, but not limited to, the cost and expenses of any independent valuation firm); expenses incurred by Ares Capital's investment adviser payable to third parties, including agents, consultants or other advisers, in monitoring Ares Capital's financial and legal affairs and in monitoring Ares Capital's investments (including the cost of consultants hired to develop information technology systems designed to monitor Ares Capital's investments) and performing due diligence on Ares Capital's prospective portfolio companies; interest payable on indebtedness, if any, incurred to finance Ares Capital's investments (including payments to third party vendors for financial information services); offerings of Ares Capital common stock and other securities; investment advisory and management fees; administration fees; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; to the extent Ares Capital are covered by any joint insurance policies, Ares Capital's allocable portion of the insurance premiums for such policies; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by Ares Capital or Ares Capital's administrator in connection with administering Ares Capital's business as described in more detail under "Administration Agreement" below.

  Duration, Termination and Amendment

        At an in-person meeting of Ares Capital's board of directors on March 16, 2011, the form of Ares Capital's current investment advisory and management agreement, including two proposed amendments to Ares Capital's then existing investment advisory and management agreement, was approved by Ares Capital's board of directors with the recommendation that Ares Capital stockholders vote to approve the proposed amendments. On June 6, 2011, Ares Capital stockholders approved the proposed amendments, and Ares Capital entered into a restated investment advisory and management agreement, reflecting such amendments on June 6, 2011. At an in-person meeting of Ares Capital's board of directors on April 26, 2016, Ares Capital's board of directors, including a majority of the directors who are not "interested persons" of Ares Capital as defined in the Investment Company Act, voted to approve the continuation of the investment advisory and management agreement to June 6, 2017. A discussion regarding the basis for Ares Capital's board of directors' approval of the 2011 adoption of the form of Ares Capital's current investment advisory and management agreement is available in Ares Capital's Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

        Unless terminated earlier, the investment advisory and management agreement will automatically renew for successive annual periods if approved annually by Ares Capital's board of directors or by the affirmative vote of the holders of a majority of Ares Capital's outstanding voting securities, including, in either case, approval by a majority of Ares Capital's directors who are not "interested persons" of Ares Capital (as defined in the Investment Company Act). The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        Conflicts of interest may arise if Ares Capital's investment adviser seeks to change the terms of Ares Capital's investment advisory and management agreement, including, for example, the amount of the base management fee, the income based fee, the capital gains incentive fee or other compensation terms. Material amendments to Ares Capital's investment advisory and management agreement must be approved by the affirmative vote of the holders of a majority of Ares Capital's outstanding voting securities and by a majority of Ares Capital's independent directors, and Ares Capital may from time to time decide it is appropriate to seek the requisite approval to change the terms of the agreement.

  Indemnification

        The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Capital's investment adviser, its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it are entitled to indemnification from Ares Capital for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Capital's investment adviser's services under the investment advisory and management agreement or otherwise as Ares Capital's investment adviser.

  Organization of Ares Capital's Investment Adviser

        Ares Capital's investment adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of Ares Capital Management are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Administration Agreement

        Ares Capital are also party to an administration agreement with Ares Operations, an affiliate of Ares Capital's investment adviser and a subsidiary of Ares Management. Ares Capital's board of directors approved the continuation of Ares Capital's administration agreement on April 26, 2016, which extended the term of the agreement until June 1, 2017. Pursuant to the administration agreement, Ares Operations furnishes Ares Capital with office equipment and clerical, bookkeeping and record keeping services at Ares Capital's office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, Ares Capital's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, investor relations and technology, being responsible for the financial records that Ares Capital is required to maintain and preparing reports to Ares Capital's stockholders and reports filed with the SEC. In addition, Ares Operations assists Ares Capital in determining and publishing Ares Capital's net asset value, assists Ares Capital in providing managerial assistance to Ares Capital's portfolio companies, oversees the preparation and filing of Ares Capital's tax returns and the printing and dissemination of reports to Ares Capital's stockholders, and generally oversees the payment of Ares Capital's expenses and the performance of administrative and professional services rendered to Ares Capital by others. Payments under the administration agreement are equal to an amount based upon Ares Capital's allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including Ares Capital's allocable portion of the compensation of certain of Ares Capital's officers (including Ares Capital's chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        For the three months ended March 31, 2016, Ares Capital incurred $3.4 million, in administrative fees. As of March 31, 2016, $3.4 million of these fees were unpaid and included in "accounts payable and other liabilities" in Ares Capital's March 31, 2016 consolidated balance sheet.

        For the year ended December 31, 2015, Ares Capital incurred $14.2 million in administrative fees. As of December 31, 2015, $3.7 million of these fees were unpaid and included in "accounts payable and other liabilities" in Ares Capital's December 31, 2015 consolidated balance sheet. For the years ended December 31, 2014 and 2013, Ares Capital incurred $13.7 million and $12.3 million, respectively, in administrative fees.

  Indemnification

        The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Operations, its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it are entitled to indemnification from Ares Capital for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Operations' services under the administration agreement or otherwise as Ares Capital's administrator.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF ARES CAPITAL

        Ares Capital has procedures in place for the review, approval and monitoring of transactions involving Ares Capital and certain persons related to it. For example, Ares Capital has a code of conduct that generally prohibits any employee, officer or director of Ares Capital from engaging in any transaction where there is a conflict between such individual's personal interest and the interests of Ares Capital. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, the co-chairs of the Board or the chairperson of the audit committee and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

        As a BDC, Ares Capital is also subject to certain regulatory requirements that restrict Ares Capital's ability to engage in certain related-party transactions. Ares Capital has separate policies and procedures that have been adopted to ensure that it does not enter into any such prohibited transactions without seeking necessary approvals.

        Ares Capital is party to an investment advisory and management agreement with Ares Capital Management, a subsidiary of Ares Management, an entity in which certain directors and officers of Ares Capital and members of the investment committee of the investment adviser may have indirect ownership and pecuniary interests. Certain directors and officers of Ares Capital and members of the investment committee of the investment adviser also serve as officers or principals of other investment managers affiliated with Ares Management that currently, and may in the future, manage investment funds with investment objectives similar to Ares Capital's investment objective. In addition, certain of Ares Capital's officers and directors and the members of the investment committee of the investment adviser serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as Ares Capital or of investment funds managed by Ares Capital's affiliates. Accordingly, Ares Capital may not be made aware of and/or be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Management. However, the investment adviser intends to allocate investment opportunities in a fair and equitable manner in accordance with the investment adviser's investment allocation policy. See "Risk Factors—Risks Relating to Ares Capital—There are significant potential conflicts of interest that could impact Ares Capital's investment returns."

        Ares Capital's investment adviser, Ares Capital Management, has indirect financial interests in the Transactions that are different from, and/or in addition to, the interests of Ares Capital stockholders. For example, Ares Capital Management's base management fee is based on a percentage of Ares Capital's total assets (other than cash and cash equivalents). Because total assets under management is expected to increase if the Transactions are completed, the dollar amount of Ares Capital Management's base management fee is expected to increase as a result of the completion of the Transactions. In addition, the income based fee and capital gains incentive fee payable by Ares Capital to Ares Capital Management may increase as a result of the Transactions. See "Unaudited Pro Forma Condensed Consolidated Financial Statements."

        In connection with the Transactions, Ares Capital Management has agreed to (1) provide $275 million of cash consideration, or $1.20 per share of American Capital common stock, payable to American Capital stockholders in accordance with the terms and conditions set forth in the merger agreement at closing and (2) waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the Transactions, the lesser of (A) $10 million of the income based fees and (B) the amount of income based fees for such quarter, in each case, to the extent earned and payable by Ares Capital in such quarter pursuant to and as calculated under Ares Capital's investment advisory and management agreement.

        Pursuant to the terms of the administration agreement between Ares Operations and Ares Capital, Ares Operations, a subsidiary of Ares Management, currently provides Ares Capital with certain administrative and other services necessary to conduct the Ares Capital's day-to-day operations, and Ares Capital reimburses Ares Operations, at cost, for Ares Capital's allocable portion of overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including Ares Capital's allocable portion of the cost of certain of its officers (including its chief compliance officer, chief financial officer, chief accounting officer, general counsel, secretary and treasurer) and their respective staffs, but not investment professionals.

        Ares Capital's portfolio company, IHAM, is party to an administration agreement with Ares Operations, pursuant to which Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositaries, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including its allocable portion of Ares Operations' overhead and the cost of Ares Operations' officers and respective staff in performing its obligations under the IHAM administration agreement. IHAM is also party to the merger agreement and is the entity into which ACAM will merge. See "Description of the Merger Agreement—Structure of the Merger Agreement" for further information.

        Ares Capital is party to office leases pursuant to which it is leasing office facilities from third parties. For certain of these office leases, Ares Capital has also entered into separate subleases with Ares Management LLC, the sole member of the investment adviser, and IHAM, pursuant to which Ares Management LLC and IHAM sublease a portion of these leases. For the year ended December 31, 2015, amounts payable by Ares Management LLC and IHAM to Ares Capital under these subleases totaled $4.7 million. Ares Management LLC has also entered into separate subleases with Ares Capital, pursuant to which Ares Capital subleases certain office leases from Ares Management LLC. For the year ended December 31, 2015, amounts payable to Ares Management LLC under these subleases totaled $0.7 million.

        Ares Capital has entered into agreements with Ares Management LLC and IHAM, pursuant to which Ares Management LLC and IHAM are entitled to use Ares Capital's proprietary portfolio management software. For the fiscal year ended December 31, 2015, amounts payable by Ares Management LLC and IHAM to Ares Capital under these agreements totaled $0.1 million.

        Ares Capital has also entered into a license agreement with Ares Management LLC pursuant to which Ares Management LLC has agreed to grant Ares Capital a non-exclusive, royalty-free license to use the name "Ares." Under this agreement, Ares Capital will have a right to use the Ares name for so long as Ares Capital Management remains its investment adviser. Other than with respect to this limited license, Ares Capital has no legal right to the "Ares" name.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF ARES CAPITAL

        To Ares Capital's knowledge, as of [    •    ], 2016, there were no persons that owned 25% or more of Ares Capital's outstanding voting securities and no person would be deemed to control Ares Capital, as such term is defined in the Investment Company Act.

        The following table sets forth, as of [    •    ], 2016 (unless otherwise noted), the number of shares of Ares Capital common stock beneficially owned by each of its current directors and named executive officers, all directors, executive officers and certain other officers as a group and certain beneficial owners, according to information furnished to Ares Capital by such persons or publicly available filings.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of Ares Capital common stock is based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such persons with the SEC and other information obtained from such persons. To Ares Capital's knowledge, as of [    •    ], 2016, there were no persons that owned 5% or more of the outstanding shares of Ares Capital common stock. Except as otherwise noted below, each person named in the following table has sole voting and investment power with respect to all shares of Ares Capital common stock that he or she beneficially owns.

        The address for Messrs. Arougheti, deVeer, Goldstein, Rosen and Smith, Ms. Roll and certain officers is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The address for each of the other directors, executive officers and certain other officers is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Directors and Named Executive Officers:
Interested Directors
Michael J Arougheti	806,842		*
R. Kipp deVeer	175,000	(2)	*
Robert L. Rosen	37,398		*
Bennett Rosenthal	255,138	(3)	*
Independent Directors
Steve Bartlett	6,000	(4)	*
Ann Torre Bates	13,275	(5)	*
Daniel G. Kelly, Jr.	7,500		*
Steven B. McKeever	11,124		*
Eric B. Siegel	34,814	(6)	*
Named Executive Officers Who Are Not Directors
Mitchell Goldstein	185,738	(7)	*
Michael L. Smith	151,012		*
Penni F. Roll	70,452	(8)	*
All Directors, Executive Officers and Certain Other Officers as a Group (18 persons)	1,846,770	(9)	*

*
Represents less than 1%.

(1)
Based on [    •    ] shares of common stock outstanding as of [    •    ], 2016.

(2)
The shares of Ares Capital common stock held by Mr. deVeer have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with Ares Capital.

(3)
Consists of 255,138 shares of common stock indirectly beneficially owned by Mr. Rosenthal through BAR Holdings, LLC of which Mr. Rosenthal is the manager.

(4)
The shares of Ares Capital common stock held by Mr. Bartlett have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with Ares Capital.

(5)
Consists of (i) 11,000 shares of common stock owned directly; and (ii) 2,275 shares of common stock indirectly beneficially owned by Ms. Bates through her spouse.

(6)
Consists of (i) 25,566 shares of common stock owned directly; (ii) 8,166 shares of common stock indirectly beneficially owned by Mr. Siegel through his spouse; and (iii) 1,082 shares of common stock indirectly beneficially owned by Mr. Siegel as a custodian for the accounts of his children. Mr. Siegel has shared voting and investment authority with respect to shares held by his spouse.

(7)
127,010 shares of Ares Capital common stock held by Mr. Goldstein have been pledged as security in connection with margin trading accounts.

(8)
Consists of (i) 8,147 shares of common stock owned directly; and (ii) 62,305 shares of common stock indirectly beneficially owned by Ms. Roll through a trust for the benefit of Ms. Roll, her spouse and her children.

(9)
Includes shares owned by officers of Ares Capital that are not "Named Executive Officers," as defined in Item 402 of Regulation S-K, as promulgated under the Securities Act of 1933 ("Regulation S-K").

 BUSINESS OF AMERICAN CAPITAL

General

        American Capital is a publicly traded global asset manager and private equity firm. American Capital, both directly and through its asset management business, originates, underwrites and manages investments in middle market private equity, leveraged finance, real estate and structured products. It is the practice of American Capital to sell some of the assets that it originates as an investor into funds that it manages. On August 29, 1997, American Capital completed an IPO and became a non-diversified closed-end investment company that has elected to be regulated as a BDC under the Investment Company Act. As a BDC, American Capital primarily invests in senior and mezzanine debt and equity in buyouts of private companies sponsored by American Capital ("American Capital One Stop Buyouts®") or sponsored by other private equity funds and provides capital directly to early stage and mature private and small public companies ("Sponsor Finance and Other Investments"). American Capital also invests in first and second lien floating rate loans to large-market U.S. based companies ("Senior Floating Rate Loans" or "SFRL") and Structured Products, including collateralized loan obligation ("CLO") securities and commercial mortgages and commercial mortgage backed securities ("CMBS"). American Capital's primary business objectives are to increase its net earnings and net asset value by making investments with attractive current yields and/or potential for equity appreciation and realized gains and by growing its fee earning assets under management.

        As of March 31, 2016, American Capital managed $20 billion of assets, including assets on its balance sheet and fee earning assets under management by affiliated managers, with $77 billion of total assets under management (including levered assets). The asset management business is conducted through a wholly-owned portfolio company, ACAM, a registered investment adviser under the Advisers Act. As of March 31, 2016, ACAM managed the following funds:

  •
  AGNC

  •
  MTGE

  •
  American Capital Senior Floating, Ltd. ("ACSF")

  •
  American Capital Equity I, LLC ("ACE I")

  •
  American Capital Equity II, LP ("ACE II")

  •
  American Capital Equity III, LP ("ACE III")

  •
  European Capital UK SME Debt LP ("ECAS UK SME Debt")

  •
  European Capital Private Debt LP ("ECAS Private Debt")

  •
  American Capital CLO Fund I, LP ("ACAS CLO Fund I")

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  ACAS CLO 2007-1, Ltd. ("ACAS CLO 2007-1")

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  ACAS CLO 2012-1, Ltd. ("ACAS CLO 2012-1")

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  ACAS CLO 2013-1, Ltd. ("ACAS CLO 2013-1")

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  ACAS CLO 2013-2, Ltd. ("ACAS CLO 2013-2")

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  ACAS CLO 2014-1, Ltd. ("ACAS CLO 2014-1")

  •
  ACAS CLO 2014-2, Ltd. ("ACAS CLO 2014-2")

  •
  ACAS CLO 2015-1, Ltd. ("ACAS CLO 2015-1")

  •
  ACAS CLO 2015-2, Ltd. ("ACAS CLO 2015-2")

        American Capital is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. From 1997 through the tax year ended September 30, 2010, American Capital was taxed as a RIC, as defined in Subchapter M of the Code. As a RIC, American Capital was not subject to federal income tax on the portion of its taxable income and capital gains it distributed to its stockholders, but American Capital was also not able to carry forward net operating losses ("NOL") from year to year. Beginning with the tax year ended September 30, 2011, the status of American Capital changed from a RIC subject to taxation under Subchapter M to a corporation subject to taxation under Subchapter C. Under Subchapter C, American Capital is able to carry forward any NOLs historically incurred to succeeding years, which it would not be able to do if it were subject to taxation as a RIC under Subchapter M. This change in tax status does not affect American Capital's status as a BDC under the Investment Company Act or its compliance with the portfolio composition requirements of that statute.

        In October 2014, the SEC Division of Investment Management issued SEC IM Guidance Update No. 2014-11, Investment Company Consolidation ("IM Update 2014-11"), which recommends that BDCs consolidate wholly-owned subsidiaries when the intent of the subsidiary is to act as an extension of the BDC's investment operations and to facilitate the execution of the BDC's investment strategy. In October 2014, the American Capital board of directors approved the spin-off of two new publicly traded BDCs to the stockholders, separating the majority of American Capital's investment assets from its asset management business. The approval also marked a change in American Capital's intent with respect to European Capital Limited ("European Capital"), which American Capital no longer considers a vehicle for third party capital but rather views as an extension of its investment operations. In accordance with IM Update 2014-11, effective October 1, 2014, European Capital's financial results have been consolidated with the financial results of American Capital. In early 2016, American Capital decided to forego the approved spin-off in favor of engaging in a process pursuant to which American Capital would elicit offers for the whole or part of American Capital.

Investment Portfolio

        As an investor, American Capital primarily invests in senior and mezzanine debt and equity of middle and large market companies. American Capital and ACAM also invest in assets that can be sold or contributed to public or private funds that ACAM could manage, as a means of "incubating" such funds. American Capital also has investments in Structured Products and in funds managed by American Capital.

        In 2015, American Capital committed $3.3 billion of capital to new investments, composed of $2.2 billion of debt securities, $673 million of equity securities and $378 million of Structured Products investments. Of the $3.3 billion of new investment commitments during 2015, $1.1 billion was committed to Senior Floating Rate Loans, $823 million was committed to new Sponsor Finance and Other Investments, $378 million was committed to new Structured Products, $367 million was committed to European Capital's investment portfolio, $339 million was committed to add-on investments in American Capital's existing portfolio companies and $254 million was committed to ACAM, primarily for fund development. In 2015, American Capital received $3.7 billion of cash realizations, composed of $3.3 billion of debt realizations and $390 million of equity realizations. In addition, in 2015, American Capital's investment portfolio generated operating revenue, net operating income before income taxes and net loss of $671 million, $378 million and $(187) million, respectively. In 2015, the weighted average net operating income return on shareholders' equity was 4.8% and the weighted average net loss return on shareholders' equity was (3.5)%.

        From 2012 to 2015, American Capital committed $8.0 billion of capital to new investments, composed of $5.5 billion of debt securities, $1.5 billion of equity securities and $1.0 billion of Structured Products investments. Of the $8.0 billion of new investment commitments, $3.0 billion was committed to Senior Floating Rate Loans, $1.6 billion was committed to new Sponsor Finance and

Other Investments, $27 million was committed to new American Capital One Stop Buyouts®, $1.0 billion was committed to new Structured Products, $1.1 billion was committed to add-on investments in existing portfolio companies, $406 million was committed to European Capital's investment portfolio and $893 million was committed to ACAM, primarily for fund development. From 2012 to 2015, American Capital received $7.7 billion of cash realizations, composed of $5.1 billion of debt realizations and $2.6 billion of equity realizations. In addition, during the same period, American Capital's investment portfolio generated operating revenue, net operating income before income taxes and net earnings of $1.6 billion, $793 million and $431 million, respectively. From 2012 to 2015, the weighted average net operating income return on shareholders' equity was 3.3% and the weighted average net earnings return on shareholders' equity was 2.7% annualized.

        From its IPO to the end of 2015, American Capital committed capital of $7.4 billion in equity securities, $23.4 billion in debt securities and $2.7 billion in Structured Products. During the same period, American Capital had repayments of $27.5 billion, representing 82% of its total capital committed, and weighted average net earnings return on shareholders' equity was 3.9% annualized.

        During 2015, from 2012 to 2015 and from its IPO to the end of 2015, American Capital's economic return (net asset value per share growth plus dividend distributions) has totaled (3.0)%, 3.7% and 15.8%, respectively. From the date of its IPO to the end of 2015, American Capital's stock price plus dividend distributions has totaled an annualized growth rate of 13.6%.

Portfolio Composition

        American Capital's investments can be divided into the following six business lines: (i) American Capital One Stop Buyouts®, (ii) Sponsor Finance and Other Investments, (iii) European Capital, (iv) American Capital Asset Management, (v) Structured Products and (vi) Senior Floating Rate Loans.

        As of March 31, 2016, American Capital had investments totaling $4.7 billion at cost basis and fair value. As of March 31, 2016, American Capital's ten largest investments had a cost basis and fair value of $1.6 billion and $2.3 billion, respectively, or 48% of total investments at fair value, and were as follows (in millions):

Company	Business Line	Industry	Cost Basis	Fair Value
ACAM	American Capital Asset Management	Capital Markets	$636	$1,033
Alcami Holdings LLC	American Capital One Stop Buyouts®	Life Sciences Tools & Services	306	249
SEHAC Holding Corporation	American Capital One Stop Buyouts®	Diversified Consumer Services	15	235
Bellotto Holdings Limited	European Capital	Household Durables	133	161
Soil Safe Acquisition Corp.	Sponsor Finance and Other Investments	Professional Services	116	118
European Capital Private Debt LP	European Capital	Diversified Financial Services	97	102
WRH, Inc.	American Capital One Stop Buyouts®	Life Sciences Tools & Services	104	100
MW Acquisition Corporation	American Capital One Stop Buyouts®	Health Care Providers & Services	54	99
Convergint Technologies, LLC	Sponsor Finance and Other Investments	Commercial Services & Supplies	94	94
Infogix Parent Corporation	Sponsor Finance and Other Investments	IT Services	91	91

Total			$1,646	$2,282

        The following tables show the composition of American Capital's investment portfolio by business line at cost basis and fair value, as a percentage of total investments:

		As of December 31,
	As of March 31, 2016
		2015	2014
Cost
American Capital One Stop Buyouts®	27.2%	27.1%	26.9%
Sponsor Finance and Other Investments	36.2%	37.3%	17.2%
European Capital	11.5%	11.2%	13.1%
American Capital Asset Management	13.5%	10.9%	6.7%
Structured Products	11.3%	12.2%	9.7%
Senior Floating Rate Loans	0.3%	1.3%	26.4%

Total	100.0%	100.0%	100.0%

Fair Value
American Capital One Stop Buyouts®	25.6%	23.5%	19.3%
Sponsor Finance and Other Investments	35.8%	37.1%	17.3%
European Capital	9.1%	8.6%	9.4%
American Capital Asset Management	21.8%	21.3%	18.5%
Structured Products	7.4%	8.4%	8.9%
Senior Floating Rate Loans	0.3%	1.1%	26.6%

Total	100.0%	100.0%	100.0%

        The following tables show the composition summaries of American Capital's investment portfolio by security type at cost basis and fair value, excluding derivative agreements, as a percentage of total investments:

		As of December 31,
	As of March 31, 2016
		2015	2014
Cost
First Lien Senior Debt	18.3%	20.1%	40.5%
Second Lien Senior Debt	21.8%	19.9%	11.2%
Mezzanine Debt	12.2%	14.0%	10.0%
Preferred Equity	13.0%	12.4%	13.4%
Common Equity	23.4%	21.4%	15.0%
Structured Products	11.3%	12.2%	9.9%

Total	100.0%	100.0%	100.0%

Fair Value
First Lien Senior Debt	16.9%	18.4%	40.0%
Second Lien Senior Debt	20.6%	18.7%	10.9%
Mezzanine Debt	10.8%	12.1%	7.5%
Preferred Equity	13.7%	12.1%	7.4%
Common Equity	30.6%	30.3%	24.9%
Structured Products	7.4%	8.4%	9.3%

Total	100.0%	100.0%	100.0%

        American Capital's investments are primarily in portfolio companies located in the United States. American Capital has a diversified investment portfolio and does not concentrate in any one or two industry sectors, apart from Asset Management. American Capital uses the Global Industry

Classification Standards ("GICS®") for classifying the industry groupings of its portfolio companies. The GICS® was developed by MSCI, an independent provider of global indexes and benchmark-related products and services, and Standard & Poor's ("S&P"), an independent international financial data and investment services company and provider of global equity indexes. The following chart shows the portfolio composition by industry grouping at fair value as a percentage of total investments as of March 31, 2016. Investments in CLO securities and derivative agreements are excluded from the table below. Investments in CMBS are classified in the Real Estate category below.

American Capital One Stop Buyouts®

        In an American Capital One Stop Buyout®, American Capital lends senior and mezzanine debt and make majority equity investments to finance its acquisition of an operating company through a change in control. A change in control transaction could be the result of a corporate divestiture, a sale by a private equity firm, a sale by a family-owned closely held business, going private transactions or ownership transitions. In addition, American Capital may make additional add-on investments in American Capital One Stop Buyouts® to finance strategic acquisitions, growth or for working capital.

        As of March 31, 2016, American Capital had 21 companies in its American Capital One Stop Buyouts® portfolio with a cost basis and fair value of $1,283. million and $1,218 million, respectively, with an average investment size of $58 million at fair value. As of March 31, 2016, the American Capital One Stop Buyouts® portfolio consisted of $660 million and $558 million of debt and equity investments at fair value, respectively. As of March 31, 2016, the weighted average effective interest rate on the debt investments in this portfolio was 9.4%, which includes the impact of non-accruing loans, and American Capital's fully-diluted weighted average ownership interest in the equity investments in this portfolio was 85%. During the year ended December 31, 2015, American Capital recognized interest, dividend and fee income from the American Capital One Stop Buyouts® portfolio of $141 million, $36 million during the three months ended March 31, 2016.

        As a BDC, American Capital is required by law to make significant managerial assistance available to most of its portfolio companies. Such assistance typically involves providing guidance and counsel concerning the management, operations and business objectives and policies of the portfolio company to its management and board of directors, including participating on the company's board of directors. American Capital has an operations team with significant turnaround and bankruptcy experience that assists its investment professionals in providing intensive operational and managerial assistance to its portfolio companies. As of March 31, 2016, American Capital had board seats at 19 companies in its American Capital One Stop Buyouts® portfolio and had board observation rights at certain other companies. Providing assistance to the companies in its investment portfolio serves as an opportunity for American Capital to maximize their value.

Sponsor Finance and Other Investments

        The majority of the investments in American Capital's Sponsor Finance and Other Investments portfolio were originated either to assist in the funding of change of control buyouts of privately-held middle and large market companies sponsored by other private equity firms or to support the growth or recapitalization of an existing portfolio company. In these transactions, American Capital generally lends senior, mezzanine and unitranche debt and makes minority equity co-investments. American Capital will generally invest between $10 million and $150 million in a single Sponsor Finance transaction. Generally, American Capital makes investments in companies that have a minimum EBITDA of $10 million.

        American Capital's senior loans may consist of first lien secured revolving credit facilities, first and second lien secured term loans and unitranche loans. American Capital's mezzanine loans may consist of secured and unsecured loans. American Capital's loans typically mature in five to ten years and require monthly or quarterly interest payments at fixed rates or variable rates generally based on LIBOR, plus a margin. Certain of American Capital's loans permit the interest to be PIK by adding it to the outstanding loan balance and paid at maturity.

        As of March 31, 2016, American Capital had 64 companies in its Sponsor Finance and Other Investments portfolio with a cost basis and fair value of $1,713 million and $1,694 million, respectively, with an average investment size of $26 million at fair value. As of March 31, 2016, the Sponsor Finance and Other Investments portfolio consisted of $1,534 million and $160 million of debt and equity investments at fair value, respectively. As of March 31, 2016, the weighted average effective interest rate on the debt investments in this portfolio was 8.8%, which includes the impact of non-accruing loans, and American Capital's fully-diluted weighted average ownership interest in the equity investments in this portfolio was 26%. During the year ended December 31, 2015, American Capital recognized interest, dividend and fee income from its Sponsor Finance and Other Investments portfolio of $132 million, and $64 million during the three months ended March 31, 2016. As of March 31, 2016, the cost basis and fair value of the Sponsor Finance investments was $1,488 million and $1,489 million, respectively, and the cost basis and fair value of the Other investments was $225 million and $205 million, respectively.

American Capital Asset Management Investment

        American Capital's fund management business is conducted through its wholly-owned portfolio company, ACAM, and its consolidated subsidiaries. In general, subsidiaries of ACAM enter into management agreements with each of its managed funds. As of March 31, 2016, the cost basis and fair value of American Capital's investment in ACAM was $636 million and $1,033 million, respectively, or 22% of American Capital's total investments at fair value. ACAM, through a wholly-owned subsidiary, also holds direct investments in ACAS CLO 2012-1, ACAS CLO 2013-1, ACAS CLO 2014-1, ACAS CLO 2014-2, ACAS CLO 2015-1 and ACAS CLO 2015-2 consisting of 59% to 70% of the non-rated equity tranche of subordinated notes with an aggregate cost basis and fair value of $162 million and

$94 million, respectively, as of March 31, 2016. As of March 31, 2016, ACAM also holds direct investments in ACAS CLO IX, Ltd. and ACAS CLO X, Ltd. with a combined cost basis and fair value of $70 million. During the three months ended March 31, 2016, American Capital transferred to ACAM 100% of its equity investments in ACEI Singapore Holdings Private LTD, BMR Energy LLC, Hollyhock Limited and Taiba Wind Energy, LLC. The cost basis and fair value of these transferred investments as of December 31, 2015 was $77 million and $94 million, respectively. As of March 31, 2016, the cost basis and fair value of these transferred investments was $83 million and $85 million, respectively. During the three months ended March 31, 2016, American Capital committed $4 million of capital to BMR Energy LLC. This commitment was reflected as a new investment in ACAM. As of March 31, 2016, ACAM holds a co-investment in ACE III with a cost basis and fair value of $86 million and a co-investment in ACSF with a cost basis and fair value of $4 million and $3 million, respectively.

        As of March 31, 2016, ACAM's earning assets under management totaled $14 billion. As of March 31, 2016, ACAM had $72 billion of total assets under management (including levered assets), including $62 billion of total assets under management for AGNC (NASDAQ: AGNC), $5 billion of total assets under management for MTGE (NASDAQ: MTGE) and $220 million of total assets under management for ACSF (NASDAQ: ACSF).

        As of March 31, 2016, ACAM had over 120 employees, including sixteen investment teams with over 70 investment professionals located in Bethesda (Maryland), New York, Annapolis (Maryland), London and Paris. American Capital has entered into service agreements with ACAM to provide it with additional asset management and administrative services support. Through these agreements, American Capital provides investment advisory and oversight services to ACAM, as well as access to American Capital's employees, infrastructure, business relationships, management expertise and capital raising capabilities. For these services, American Capital earned $26 million from ACAM for the year ended December 31, 2015 and an additional $6 million from ACAM during the three months ended March 31, 2016. ACAM generally earns base management fees based on the shareholders' equity or the net cost basis of the assets of the funds under management and may earn incentive income, or a carried interest, based on the performance of the funds. In addition, American Capital or ACAM may invest directly into these funds and earn investment income from their investments in those funds. In accordance with the Investment Company Act, American Capital's management agreement with ACSF terminates automatically upon assignment. The term "assignment" is broadly defined under the Investment Company Act and includes direct assignments as well as assignments that may be deemed to occur upon the transfer, directly or indirectly, of a controlling interest in American Capital. Also, in accordance with the Advisers Act, none of American Capital's management agreements may be assigned without the respective fund's consent in addition to any other restrictions on assignment set forth therein.

        The following table sets forth certain information with respect to ACAM's funds under management as of March 31, 2016:

Fund	Fund type	Established	Assets under management		Earning assets under management		Investment types	Capital type
AGNC	Publicly Traded REIT—NASDAQ (AGNC)	2008	$62.4 Billion		$8.5 Billion		Agency Securities	Permanent
MTGE	Publicly Traded REIT—NASDAQ (MTGE)	2011	$4.9 Billion		$1.0 Billion		Mortgage Investments	Permanent
ACSF	Publicly Traded BDC—NASDAQ (ACSF)	2014	$220 Million		$250 Million		Senior Floating Rate Loans	Permanent
ACE I	Private Equity Fund	2006	$115 Million		$101 Million		Equity	Finite Life
ACE II	Private Equity Fund	2007	$103 Million		$90 Million		Equity	Finite Life
ACE III	Private Equity Fund	2014	$684 Million		$618 Million		Equity	Finite Life
ECAS UK SME Debt(2)	Private Debt Fund	2014	$25 Million	(1)	$23 Million	(1)	Senior and Mezzanine Debt	Finite Life
ECAS Private Debt	Private Debt Fund	2015	$312 Million		$307 Million		Senior and Mezzanine Debt	Finite Life
ACAS CLO Fund I	Private CLO Fund	2015	$237 Million		$448 Million		CLO Equity	Finite Life
ACAS CLO 2007-1(2)	CLO	2006	$182 Million		$162 Million		Senior Debt	Finite Life
ACAS CLO 2012-1(2)	CLO	2012	$320 Million		$320 Million		Senior Debt	Finite Life
ACAS CLO 2013-1(2)	CLO	2013	$384 Million		$412 Million		Senior Debt	Finite Life
ACAS CLO 2013-2	CLO	2013	$383 Million		$406 Million		Senior Debt	Finite Life
ACAS CLO 2014-1(2)	CLO	2014	$573 Million		$598 Million		Senior Debt	Finite Life
ACAS CLO 2014-2(2)	CLO	2014	$385 Million		$408 Million		Senior Debt	Finite Life
ACAS CLO 2015-1(2)	CLO	2015	$523 Million		$539 Million		Senior Debt	Finite Life
ACAS CLO 2015-2(2)	CLO	2015	$492 Million		$503 Million		Senior Debt	Finite Life

(1)
Committed capital of £100 million ($144 million) in ECAS UK SME Debt fund, which remained largely unfunded as of March 31, 2016.

(2)
These funds are consolidated by ACAM and included in ACAM's consolidated financial statements.

        AGNC is a publicly traded real estate investment trust ("REIT"), which invests, on a leveraged basis, primarily in agency mortgage-backed securities, which consist of residential mortgage pass-through securities and collateralized mortgage obligations, for which the interest and principal payments are guaranteed by a U.S. government agency or U.S. government-sponsored entity. It may also invest in other assets reasonably related to agency securities and up to 10% of its assets in AAA non-agency and commercial mortgage-backed securities. Its common stock is traded on the NASDAQ under the symbol "AGNC." ACAM earns a base management fee of 1.25% of AGNC's shareholders' equity, as defined in the management agreement. The management contract is renewable annually and if AGNC were not to renew the management agreement without cause, it would have to pay a termination fee equal to three times the average annual management fee earned by ACAM during the 24-month period immediately preceding the most recently completed month prior to the effective date of termination. If the termination fee were calculated for the period ending December 31, 2015, it would have been $351 million. If the termination fee were calculated for the period ending March 31, 2016, it would have been $348 million. As of March 31, 2016, AGNC's total shareholders' equity was $7.7 billion.

        MTGE is also a publicly traded REIT, which invests, on a leveraged basis, in agency residential mortgage-backed investments, non-agency mortgage investments, other mortgage-related investments and healthcare-related real estate investments. Its common stock is traded on the NASDAQ under the symbol "MTGE." ACAM earns a base management fee of 1.50% of MTGE's shareholders' equity, as defined in the management agreement. The management contract is renewable annually and if MTGE were not to renew the management agreement without cause, it would have to pay a termination fee equal to three times the average annual management fee earned by ACAM during the 24-month period immediately preceding the most recently completed month prior to the effective date of termination. If the termination fee were calculated for the periods ending December 31, 2015 and March 31, 2016, it would have been $52 million. As of March 31, 2016, MTGE's total shareholders' equity was $0.9 billion.

        ACSF is a BDC that invests, on a leveraged basis, in diversified investments in first lien and second lien floating rate loans principally to large-market U.S.-based companies and in equity tranches of CLOs. Its common stock is traded on the NASDAQ under the symbol "ACSF." ACAM earns a base management fee of 0.80% of ACSF's total assets, as defined in ACSF's management agreement. Subject to ACSF stockholder approval, ACAM has agreed to be responsible through December 31, 2020 for certain of ACSF's operating expenses in excess of 0.75% of ACSF's consolidated net assets, less net unrealized appreciation or depreciation, each as determined in accordance with GAAP at the end of the most recently completed fiscal quarter.

        ACE I is a private equity fund, which was established in 2006 with $1 billion of equity commitments from third party investors. At the closing of the fund, ACE I used the majority of its committed capital to purchase 30% of American Capital's equity investments in 96 portfolio companies for an aggregate purchase price of $671 million. Also, ACE I co-invested with American Capital in an amount equal to 30% of equity investments made by American Capital between October 2006 and November 2007 until the $329 million remaining equity commitment was exhausted. In addition, 10%, or $100 million, of the $1 billion of distributions to the ACE I investors is recallable for add-on investments. As of March 31, 2016 and December 31, 2015, ACE I investors had invested $1,073 million, received distributions of $1,565 million and $1,545 million, respectively, had $109 million and $106 million, respectively, in total investments at fair value and had $27 million of recallable distributions available for add-on investments. ACAM manages ACE I for a 2% base management fee on the net cost basis of ACE I's assets (as of March 31, 2016 and December 31, 2015, the net cost basis of ACE I's assets was $114 million) and 10% to 30% of the net profits of ACE I, subject to certain hurdles ("Carried Interest"). As of March 31, 2016 and December 31, 2015, the Carried Interest allocation to ACAM was $34 million, subject to certain clawback obligations, as defined in ACE I's operating agreement. On June 30, 2015, ACE I entered into a stock purchase agreement with American Capital and its controlled affiliates, pursuant to which ACE I sold secondary and add-on investments in 22 portfolio companies to American Capital for an aggregate purchase price of $101 million, which was based on the fair value of the investments as of March 31, 2015. Pursuant to the operating agreement, ACE I was to be dissolved on October 1, 2014, unless extended by American Capital for up to two additional years to allow for an orderly dissolution and liquidation of the fund's investments in accordance with the operating agreement. During the third quarter of 2015, American Capital extended the term of the fund to October 1, 2016.

        ACE II is a private equity fund, which was established in 2007 with $585 million of equity commitments from third party investors. At the closing of the fund, ACE II used the majority of its committed capital to purchase 17% of American Capital's equity investments in 80 portfolio companies for an aggregate purchase price of $488 million. The remaining $97 million equity commitment is being used to fund add-on investments in the 80 portfolio companies. As of March 31, 2016 and December 31, 2015, ACE II investors had invested $516 million, received distributions of $583 million, had $100 million and $97 million, respectively, in total investments at fair value and had $69 million of remaining equity commitments available for future add-on investments or cost contributions. ACAM manages ACE II for a 2% base management fee on the net cost basis of ACE II's assets (as of March 31, 2016 and December 31, 2015, the net cost basis of ACE II's assets was $127 million and $126 million, respectively) and a 10% to 35% Carried Interest, subject to certain hurdles. As of March 31, 2016 and December 31, 2015, ACAM has not recorded an accrual related to its Carried

Interest in ACE II. On June 30, 2015, ACE II entered into a stock purchase agreement with American Capital and its controlled affiliates, pursuant to which ACE II sold secondary and add-on investments in 20 portfolio companies to American Capital for an aggregate purchase price of $44 million, which was based on the fair value of the investments as of March 31, 2015. Pursuant to the limited partnership agreement, ACE II will be dissolved on October 1, 2016, unless extended by American Capital for up to two additional years to allow for an orderly dissolution and liquidation of the fund's investments in accordance with the limited partnership agreement.

        ACE III is a private equity fund, which was established in 2014 with $1.1 billion of equity commitments. As of March 31, 2016 and December 31, 2015, ACE III investors had invested $743 million and $714 million, respectively, received distributions of $652 million, had $656 million and $637 million, respectively, in total investments at fair value and had $261 million and $290 million, respectively, of remaining equity commitments available for future add-on investments or cost contributions. ACAM manages ACE III for a base management fee of 1.25% on the net cost basis of ACE III's assets (as of March 31, 2016 and December 31, 2015 the net cost basis of ACE III's assets was $402 million and $389 million, respectively) and 2% on outstanding capital commitments as well as 10% to 20% of the net profits of ACE III, subject to certain hurdles. As of March 31, 2016 and December 31, 2015, the Carried Interest allocation to ACAM was $59 million and $52 million, respectively, subject to certain clawback obligations, as defined in ACE III's operating agreement. Pursuant to the operating agreement, ACE III will be dissolved on September 23, 2021, unless extended by American Capital, subject to certain approvals, for up to two additional years to allow for an orderly dissolution and liquidation of the fund's investments in accordance with the operating agreement.

        ECAS UK SME Debt is a private equity fund, which was established in 2014 with £100 million ($148 million) of committed capital with the ability to add £50 million of leverage. The British Business Bank has committed £50 million to the fund under the British Business Bank Investment Programme. The remaining £50 million has been committed by European Capital and its affiliates. ECAS UK SME Debt provides debt financing to small and medium sized companies in the United Kingdom. ACAM manages ECAS UK SME Debt for an annual management fee of 1.50% on deployed capital and up to a 15% Carried Interest, subject to certain hurdles. ECAS UK SME Debt will be dissolved on August 17, 2024. As of December 31, 2015, European Capital's investment in ECAS UK SME Debt had a cost basis and fair value of $13 million and $12 million, respectively. As of March 31, 2016 and December 31, 2015, European Capital had an unfunded commitment of £42 million ($59 million) and £42 million ($62 million) to ECAS UK SME Debt, respectively.

        The ECAS Private Debt fund closed during the second quarter of 2015 with €318 million of capital commitments, of which €165 million was committed by European Capital and its affiliates. The ECAS debt fund provides debt financing to mid-market companies in Europe, primarily through unitranche, second lien and mezzanine financing, with secondary purchases of senior loans on an opportunistic basis. During the fourth quarter of 2015, the ECAS debt fund had an additional closing of €69 million which increased the total capital commitments to €387 million. Upon its final closing in April 2016, the ECAS Private Debt fund raised an additional €86 million which increased the investment capacity of the fund to €473 million. The fund will have a three year investment period and a subsidiary of ACAM manages the ECAS debt fund for an annual management fee of 1.50% on deployed capital and up to a 15% carried interest, subject to certain hurdles. The ECAS debt fund will be dissolved on March 19, 2025, unless extended. In April 2015, European Capital sold €162 million ($175 million) of investments at their approximate fair value in 9 portfolio companies to the ECAS debt fund. European Capital received €158 million ($170 million) for the sale of these assets. As of December 31, 2015, European Capital's investment in the ECAS debt fund had a cost basis and fair value of $81 million and $85 million, respectively. As of December 31, 2015, European Capital had an unfunded commitment of

€91 million ($100 million) to the ECAS Private Debt fund. As of March 31, 2016, European Capital had an unfunded commitment of €79 million ($90 million) to the ECAS Private Debt fund.

        On August 5, 2015, American Capital entered into a definitive agreement to sell certain CLO equity investments to ACAS CLO Fund I for $300 million. The purchase price was the aggregate fair value of the CLO equity investments as of June 30, 2015, subject to customary adjustments. The closing of the sale occurred on November 2, 2015. ACAS CLO Fund I is a $450 million private investment fund, which invests primarily in equity tranches of CLOs. As of March 31, 2016 and December 31, 2015, ACAS CLO Fund I investors had invested $317 million and $299 million, respectively, received distributions of $21 million and $0.6 million, respectively, had $236 million and $247 million, respectively, in total investments at fair value and had $99 million and $114 million, respectively, of remaining equity commitments available for future add-on investments or cost contributions. ACAS CLO Fund I is managed by a subsidiary of ACAM for customary management and incentive fees.

        In April 2007, ACAS CLO 2007-1 completed a $400 million securitization that invests primarily in senior floating rate loans. ACAM manages ACAS CLO 2007-1 for a base management fee of 0.68% of ACAS CLO 2007-1's assets and a 20% Carried Interest, subject to certain hurdles. American Capital purchased 70% of the non-rated equity tranche of subordinated notes in ACAS CLO 2007-1 for $26 million and 55% of the originally rated BB/Ba2 notes for $9 million.

        In September 2012, ACAS CLO 2012-1 completed a $362 million securitization that invests primarily in senior floating rate loans. ACAM manages ACAS CLO 2012-1 for a base management fee of 0.42% of ACAS CLO 2012-1's total assets and a 20% Carried Interest, subject to certain hurdles. A subsidiary of ACAM also purchased 70% of the non-rated equity tranche of subordinated notes in ACAS CLO 2012-1 for $30 million.

        In March 2013, ACAS CLO 2013-1 completed a $414 million securitization that invests primarily in senior floating rate loans purchased in the primary and secondary markets. ACAM manages ACAS CLO 2013-1 for a base management fee of 0.50% of ACAS CLO 2013-1's assets and a 20% Carried Interest, subject to certain hurdles. A subsidiary of ACAM also purchased 70% of the non-rated equity tranche of subordinated notes in ACAS CLO 2013-1 for $25 million.

        In September 2013, ACAS CLO 2013-2 completed a $414 million securitization that invests primarily in senior floating rate loans purchased in the primary and secondary markets. ACAM manages ACAS CLO 2013-2 for a base management fee of 0.50% of ACAS CLO 2013-2's assets and a 20% Carried Interest, subject to certain hurdles. American Capital purchased 21% of the non-rated equity tranche of subordinated notes in ACAS CLO 2013-2 for $8 million, which it subsequently sold to ACAS CLO Fund I.

        In July 2014, ACAS CLO 2014-1 completed a $619 million securitization that invests primarily in senior floating rate loans purchased in the primary and secondary markets. ACAM manages ACAS CLO 2014-1 for an annual base management fee of 0.50% of ACAS CLO 2014-1's assets and a 20% Carried Interest, subject to certain hurdles. A subsidiary of ACAM also purchased 60% of the non-rated equity tranche of subordinated notes in ACAS CLO 2014-1 for $31 million.

        In November 2014, ACAS CLO 2014-2 completed a $411 million securitization that invests primarily in senior floating rate loans purchased in the primary and secondary markets. ACAM manages ACAS CLO 2014-2 for an annual base management fee of 0.50% of ACAS CLO 2014-2's assets and a 20% Carried Interest, subject to certain hurdles. A subsidiary of ACAM also purchased 61% of the non-rated equity tranche of subordinated notes in ACAS CLO 2014-2 for $25 million.

        In May 2015, ACAS CLO 2015-1 completed a $552 million securitization that invests primarily in broadly syndicated senior secured floating rate loans purchased in the primary and secondary markets. ACAM manages ACAS CLO 2015-1 in exchange for an annual base management fee of 0.50% of

ACAS CLO 2015-1's assets and a 20% carried interest, subject to certain hurdles. A subsidiary of ACAM also purchased 65% of the non-rated subordinated notes in ACAS CLO 2015-1 for $30 million.

        In August 2015, ACAS CLO 2015-2 completed a $510 million securitization that invests primarily in broadly syndicated senior secured floating rate loans purchased in the primary and secondary markets. ACAM manages ACAS CLO 2015-2 in exchange for an annual base management fee of 0.50% of ACAS CLO 2015-2's assets and a 20% carried interest, subject to certain hurdles. A subsidiary of ACAM also purchased 59% of the non-rated subordinated notes in ACAS CLO 2015-2 for $30 million.

Structured Products Investments

        American Capital's Structured Products investments consist of investments in CLO, CDO and CMBS securities. American Capital's Structured Products investments are generally in non-investment grade securities. American Capital invests in Structured Products with the intention of holding them until maturity.

        As of March 31, 2016, American Capital's Structured Products investments had a cost basis and fair value of $532 million and $349 million, respectively, or 7% of American Capital's total investments at fair value. This includes American Capital's investment in ACAS CLO 2007-1, which represents $21 million at fair value. As of December 31, 2015, American Capital's total investment in CMBS bonds had a cost basis and fair value of $49 million and $31 million, respectively, or less than 1% of American Capital's total investments at fair value. American Capital's investments in CMBS bonds are secured by diverse pools of commercial mortgage loans.

Senior Floating Rate Loans

        American Capital's Senior Floating Rate Loan portfolio is composed primarily of diversified investments in first lien floating rate loans to large-market U.S. based companies (defined as issuers with EBITDA greater than $50 million). American Capital's Senior Floating Rate Loan portfolio may also include second lien floating rate loans. Senior Floating Rate Loans are typically collateralized by a company's assets and structured with first lien or second lien priority on collateral, providing for greater security and potential recovery in the event of default compared to other subordinated fixed-income products. Senior Floating Rate Loans generally have a stated term of three to seven years and typically pay interest based on a floating rate calculated as a spread over a market index, primarily LIBOR, and generally have a minimum market index floor. American Capital's Senior Floating Rate Loans are also typically traded among investors in an active secondary market with no investor owning a significant percentage of the issue.

        American Capital initiated its Senior Floating Rate Loan portfolio in 2014 and purchased $3.0 billion of investments through December 31, 2015. During the fourth quarter of 2015, American Capital substantially liquidated its Senior Floating Rate Loan portfolio. Since 2014, American Capital has received $2.9 billion in proceeds from the sale of these investments and had $28 million in unsettled trade receivables each as of March 31, 2016. The proceeds from the sale of the Senior Floating Rate Loan portfolio were partially utilized to pay down obligations under the $1.25 billion secured revolving credit facility and $500 million secured revolving credit facility. As of March 31, 2016, the $1.25 billion secured revolving credit facility was in a wind down period during which American Capital is prohibited from purchasing additional assets or borrowing under the facility and the $500 million secured revolving credit facility was repaid in full and terminated. As of March 31, 2016, there were debt investments in 4 companies in American Capital's Senior Floating Rate Loan portfolio with a cost basis and fair value of $16 million and $14 million, respectively.

        As of December 31, 2015, there were debt investments in 13 companies in American Capital's Senior Floating Rate Loan portfolio with a cost basis and fair value of $62 million and $57 million,

respectively. As of December 31, 2015, approximately 99% of the Senior Floating Rate Loan portfolio, at fair value, was composed of loans with a facility rating by the S&P of at least "B-" or higher. None of the investments in the Senior Floating Rate Loan portfolio were in default or on non-accrual as of December 31, 2015.

        During the year ended December 31, 2015, American Capital recognized interest income and interest expense from its Senior Floating Rate Loan Portfolio totaling $84 million and $27 million, respectively. During the year ended December 31, 2014, American Capital recognized interest income and interest expense from its Senior Floating Rate Loan portfolio totaling $33 million and $4 million, respectively. During the three months ended March 31, 2015, American Capital recognized interest income and interest expense from its Senior Floating Rate Loan portfolio totaling $19 million and $4 million, respectively.

        During the year ended December 31, 2015, American Capital realized a loss of $63 million from its Senior Floating Rate Loan portfolio, which was partially offset by a reversal of unrealized depreciation of $30 million. During the three months ended March 31, 2016, American Capital realized a loss of $7 million from its Senior Floating Rate Loan portfolio, which was partially offset by a reversal of unrealized depreciation of $5 million.

        During the first quarter of 2016, American Capital transferred Senior Floating Rate Loan investments totaling $10 million at fair value to ACAS CLO 2014-2, ACAS CLO 2015-1 and ACAS CLO 2015-2, of which $2 million was unsettled as of March 31, 2016. This transfer has been accounted for as a secured financing arrangement for GAAP reporting purposes. These Senior Floating Rate Loan investments are included in investments at fair value and the corresponding secured financing is included in other liabilities on American Capital's consolidated balance sheets.

European Capital

        European Capital primarily invests in senior and mezzanine debt and equity in buyouts of private companies sponsored by European Capital ("European Capital One Stop Buyouts®"), or sponsored by other private equity funds and provides capital directly to early stage and mature private and small public companies ("European Capital Sponsor and Other Finance Investments").

        As of March 31, 2016, European Capital had investments in 14 portfolio companies with a cost basis and fair value of $545 million and $429 million, respectively, with an average investment size of $31 million at fair value. As of March 31, 2016, European Capital's five largest investments at fair value were $377 million, or 88% of its total investments at fair value.

        The following tables show the composition of European Capital's investment portfolio at cost basis and fair value, as a percentage of total investments as of March 31, 2016, December 31, 2015 and December 31, 2014:

	March 31, 2016	December 31, 2015	December 31, 2014
Cost
First Lien Senior Debt	3.7%	4.0%	33.1%
Second Lien Senior Debt	4.8%	4.5%	3.3%
Mezzanine Debt	14.5%	25.5%	24.1%
Preferred Equity	30.8%	26.9%	24.0%
Common Equity	46.2%	39.1%	14.0%
Structured Products	—%	—%	1.5%

Total	100.0%	100.0%	100.0%

Fair Value
First Lien Senior Debt	3.5%	4.4%	46.0%
Second Lien Senior Debt	0.2%	—%	—%
Mezzanine Debt	6.8%	20.4%	15.7%
Preferred Equity	33.8%	23.9%	13.3%
Common Equity	55.7%	51.3%	21.3%
Structured Products	—%	—%	3.7%

Total	100.0%	100.0%	100.0%

        European Capital uses the GICS® for classifying the industry groupings of its portfolio companies. The following chart shows European Capital's portfolio composition by industry grouping at fair value as a percentage of its total investments as of March 31, 2016.

Lending and Investment Decision Criteria

        American Capital generally reviews certain criteria in order to make investment decisions. The list below represents a general overview of the criteria American Capital uses in making its lending and investment decisions in its investment portfolio. Not all criteria are required to be favorable in order for American Capital to make an investment. Add-on investments for growth, acquisitions or recapitalizations are based on the same general criteria. Add-on investments in distressed situations are based on the same general criteria, but are also evaluated on the potential to preserve prior investments.

        Operating History.    American Capital generally focuses on middle market companies that have been in business over ten years and have an attractive operating history, including generating positive cash flow. American Capital generally targets companies with significant market share in their products or services relative to their competitors. In addition, American Capital considers factors such as customer concentration, performance during recessionary periods, competitive environment and ability to sustain margins.

        Growth.    American Capital considers a target company's ability to increase its cash flow. Anticipated growth is a key factor in determining the ability of the company to repay its debt and the value ascribed to any warrants and equity interests acquired by American Capital.

        Liquidation Value of Assets.    Although American Capital does not operate as an asset-based lender, liquidation value of the assets collateralizing its loans is a factor in many credit decisions. Emphasis is placed both on tangible assets such as accounts receivable, inventory, plant, property and equipment as well as intangible assets such as brand recognition, market reputation, customer lists, networks, databases and recurring revenue streams.

        Experienced Management Team.    American Capital considers the quality of senior management to be extremely important to the long-term performance of most companies. Therefore, American Capital considers it important that senior management be experienced and properly incentivized through meaningful ownership interest in the company.

        Exit Strategy.    Almost all of American Capital's investments consist of securities acquired directly from their issuers in private transactions. These securities are rarely traded in public markets, thus limiting their liquidity. Therefore, American Capital considers it important that a prospective portfolio company have a number of methods by which its financing can be repaid and its equity investment sold or redeemed. These methods would typically include the sale or refinancing of the business, the ability to generate sufficient cash flow to repurchase its equity securities and repay its loans or the ability to contribute the security to a fund that American Capital manages.

        Structured Products Criteria.    American Capital receives extensive information from the issuer regarding their track record and the collateral pool. American Capital underwrites the manager and the collateral securing its investment as appropriate.

        Fund Investment Criteria.    American Capital receives extensive information from the manager regarding their track record and the investment thesis. American Capital assesses the ability to raise capital with the manager and underwrite the manager and the investment strategy as appropriate.

Institutional Approach to Investing

        American Capital has built an institution with a leading capability to originate, underwrite, finance, syndicate, monitor and exit investments that generate attractive returns. American Capital's dedicated teams of investment professionals are the cornerstone of its institution. American Capital has also created an extensive support structure that provides in-house due diligence, operational, legal and human resources support to its investment professionals and to its portfolio company, ACAM.

Investment Process

        Investment Sourcing and Screening:    American Capital has a multi-disciplined approach to reach diverse channels of deal sources. American Capital's Investment Teams target a referral network composed of investment bankers, private equity firms, mezzanine debt funds, trade organizations, commercial bankers, attorneys and business and financial brokers. American Capital developed and maintains a proprietary industry-wide database of reported middle market transactions, which enables American Capital to monitor and evaluate the middle market investing environment. This database is used to help American Capital assess whether it is penetrating its target markets and to track terms and pricing. American Capital's financial professionals review financing memorandums and private placement memorandums sourced from this referral network in search of potential buyout or financing opportunities. American Capital's Investment Teams undertake a preliminary evaluation and analysis of potential investment opportunities to determine whether or not they meet American Capital's criteria based upon the limited information received in these early stages of the investment process. For investment opportunities that pass an initial screening process, American Capital's Investment Teams prepare an initial investment thesis and analysis that is presented to an internal Investment Committee, which includes representatives of American Capital's senior officers depending on the nature of the proposed investment, for approval to proceed further.

        Due Diligence:    In American Capital's investment portfolio, its investment professionals along with American Capital's Financial Advisory and Consulting Team ("FACT") and the Operations Team conduct due diligence of each target company that passes the initial screening process. This includes one or more on-site visits, a review of the target company's historical and prospective financial information, identifying and confirming pro-forma financial adjustments, interviews with and assessments of management, employees, customers and vendors, review of the adequacy of the target company's systems, background investigations of senior management and research on the target company's products, services and industry. American Capital often engages professionals such as environmental consulting firms, accounting firms, law firms, risk management companies and management consulting firms with relevant industry expertise to perform elements of the due diligence.

        Investment Approval:    Upon completion of due diligence, American Capital's Investment Teams, FACT and the Operations Team, as well as any consulting firms that American Capital has engaged, prepare and present a report containing the due diligence information for review by American Capital's Investment Committee. The American Capital board of directors has delegated authority to the Investment Committee to conduct the initial review and approval of American Capital's investments. The Investment Committee generally must approve each investment. Investments exceeding a certain size or meeting certain other criteria must also be approved by the American Capital board of directors. The Investment Committee is supported by a dedicated staff that focuses on the due diligence and other research done with regard to each proposed investment.

        Documentation and Negotiations:    Documentation for the legal agreements for a transaction is completed either by American Capital's in-house legal team or through the retention of outside legal counsel. American Capital maintains custody of its investment securities and the original related investment documentation in custodial accounts with qualified banks and members of national securities exchanges in accordance with applicable regulatory and financing requirements.

        Investment Funding:    Prior to the release of any funding for investments, American Capital's treasury department prepares a summary of the investment terms, the funding amounts approved by the Investment Committee and wiring instructions. The treasury department performs various procedures to confirm any wiring instructions. A senior executive officer must approve this summary of terms and funding amounts prior to the disbursement of the funds.

        Portfolio Monitoring:    In addition to the due diligence at the time of the original investment decision, American Capital seeks to preserve and enhance the performance of its portfolio companies under management through its active involvement with the portfolio companies. As a BDC, American Capital is required by law to make significant managerial assistance available to most of its eligible portfolio companies. This generally includes providing guidance and counsel concerning the management, operations and business objectives and policies of the portfolio company to the portfolio company's management and board of directors, including participating on the company's board of directors. The respective Investment Teams, FACT, Operations Teams and accounting teams regularly review each portfolio company's monthly financial statements to assess performance and trends, periodically conduct on-site financial and operational reviews and evaluate industry and economic issues that may affect the portfolio company.

        Investment Exits:    American Capital regularly evaluates each investment to determine the appropriate time to exit an investment. For investments that American Capital controls, portfolio companies are usually sold through an auction process, following the engagement of an investment bank. For performing investments that American Capital does not control, the exit typically occurs when the sponsor or other party in control of the portfolio company decides to recapitalize or sell the business. In both instances, American Capital's debt investment is typically paid in full and any equity investment American Capital owns realizes a value consistent with the value realized by the controlling parties. For non-performing investments that American Capital does not control, American Capital may determine that based on the facts and circumstances relating to the investment, to accept an amount less than what American Capital is legally owed with any such decision requiring approval by the Investment Committee.

Portfolio Valuation

        FACT, with the assistance of the Investment Teams and subject to the oversight of the Audit, Compliance and Valuation Committee, prepares a quarterly valuation of each of American Capital's portfolio company investments. The American Capital board of directors approves portfolio valuations as required by the Investment Company Act.

Competition

        American Capital competes with strategic buyers, private equity funds, mezzanine debt funds and other buyers and financing sources, including traditional financial services companies such as finance companies, commercial banks, investment banks and other equity and non-equity based investment funds. Some of American Capital's competitors are substantially larger and have considerably greater financial resources than American Capital does. Competitors may have a lower cost of funds and many have access to funding sources that are not available to American Capital. In addition, certain of American Capital's competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares.

Corporate Information

        American Capital's executive offices are located at 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814, and American Capital's telephone number is (301) 951-6122. In addition to the executive offices, American Capital, or subsidiaries of American Capital's wholly-owned portfolio company ACAM, maintain offices in New York, Chicago, Boston, Annapolis (Maryland), London, Paris and Singapore.

        American Capital makes available all of its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to such reports free of charge on its internet website at www.AmericanCapital.com as soon as reasonably practical after such material is electronically filed with or furnished to the SEC. These reports are also available on the SEC's internet website at www.sec.gov. The public may also read and copy paper filings that American Capital has made with the SEC at the SEC's Public Reference Room, located at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Employees

        As of March 31, 2016, American Capital employed 307 full-time employees, compared to 346, 366 and 394 full-time employees as of December 31, 2015, 2014 and 2013, respectively. American Capital believes that it has excellent relations with its employees.

BDC Requirements

        American Capital is a closed-end, non-diversified, management investment company that has elected to be regulated as a BDC under the Investment Company Act, and, as such, is subject to regulation under that act.

Qualifying Assets

        As a BDC, American Capital may not acquire any asset other than certain qualifying assets described in the Investment Company Act, unless, at the time the acquisition is made, the value of such qualifying assets represent at least 70% of the value of American Capital's total assets. The principal categories of qualifying assets relevant to American Capital's business include the following:

  •
  securities purchased in transactions not involving any public offering from:

  (a)
  an issuer that (i) is organized and has its principal place of business in the United States, (ii) is neither an investment company other than a wholly-owned small business investment company nor an entity that would be an investment company but for certain statutory exemptions, and (iii) does not have any class of securities listed on a national securities exchange with a market capitalization in excess of $250 million; or

  (b)
  an issuer that satisfies the criteria set forth in clauses (a) (i) and (ii) above but not clause (a)(iii), so long as, at the time of purchase, American Capital owns at least 50% of (i) the greatest amount of equity securities of the issuer, including securities convertible into such securities and (ii) the greatest amount of certain debt securities of such issuer, held by American Capital at any point in time during the period when such issuer was an eligible portfolio company, except that options, warrants, and similar securities which have by their terms expired and debt securities which have been converted, or repaid or prepaid in the ordinary course of business or incident to a public offering of securities of such issuer, shall not be considered to have been held by American Capital, and American Capital is one of the 20 largest holders of record of such issuer's outstanding voting securities;

  •
  securities of an issuer described in clauses (a)(i) and (ii) above with respect to which American Capital controls (alone or together as a part of a group), American Capital in fact exercises a controlling influence over such issuer's management or policies and a person affiliated with American Capital is on the issuer's board of directors;

  •
  securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and

  •
  cash, cash items, U.S. government securities, or high quality debt securities maturing in one year or less from the time of investment.

        To include certain securities above as qualifying assets for the purpose of the 70% test, a BDC must either control the issuer of the securities or offer to make significant managerial assistance available to the issuer of those securities, such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company or making loans to a portfolio company. American Capital makes significant managerial assistance available to most of its eligible portfolio companies.

        Under the Investment Company Act, American Capital may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC without consent of the holders of a majority of its outstanding voting securities. Since American Capital made its BDC election, it has not made any substantial change in its structure or in the nature of its business.

Temporary Investments

        Pending investment in other types of qualifying assets described in the Investment Company Act, American Capital may invest its funds in cash items, government securities, agency paper or high quality debt securities maturing in one year or less from the time of investment in such high quality debt investments. American Capital refers to such assets and cash herein as temporary investments.

Leverage

        The Investment Company Act permits American Capital, as a BDC, to issue senior securities in amounts such that its asset coverage is at least 200% after each issuance of senior securities. Asset coverage is defined in the Investment Company Act as the ratio which the value of the total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Such indebtedness may also be incurred for the purpose of effecting share repurchases. As a result, American Capital is exposed to the risks of leverage. Although American Capital has no current intention to do so, it has retained the right to issue preferred stock, subject to certain limitations under the Investment Company Act. As permitted by the Investment Company Act, American Capital may, in addition, borrow amounts up to 5% of its total assets for temporary purposes. As of March 31, 2016, American Capital's asset coverage was 600%.

        Under the Investment Company Act, if a BDC has any senior debt securities outstanding that were publicly issued, the BDC must make provision to prohibit the declaration of any dividend (except a dividend payable in the stock of the BDC) if its asset coverage is below 200% at the time of the distribution after deducting the amount of such dividend.

Issuance of Stock

        As a BDC, American Capital is generally not able to issue and sell its common stock at a price below its net asset value per share, exclusive of any distributing commission or discount, except (i) with the prior approval of a majority of its stockholders, (ii) in connection with a rights offering to its existing stockholders, or (iii) under such other circumstances as the SEC may permit. As of March 31, 2016, American Capital's net asset value was $20.14 per share and its closing market price was $15.24 per share. As of the date of this filing, American Capital does not have any authorization to issue shares of its common stock below its net asset value per share.

Investment Objectives

        American Capital's primary business objectives are to increase its net earnings and net asset value by investing in senior and mezzanine debt and equity securities of private companies and funds managed by ACAM with attractive current yields and/or potential for equity appreciation and realized gains and by growing its fee earning assets under management. American Capital's investment objectives provide that:

  •
  American Capital will at all times conduct its business so as to retain its status as a BDC. In order to retain that status, American Capital may not acquire any assets (other than non-investment assets necessary and appropriate to its operations as a BDC) if after giving effect to the acquisition the value of its qualifying assets under the Investment Company Act amounts to less than 70% of the value of its total assets. See "—BDC Requirements" for a discussion of certain qualifying assets described in the Investment Company Act. American Capital believes that most of the securities it will acquire (provided that it controls, or through its officers or other participants in the financing transaction, makes significant managerial assistance available to the issuers of these securities), as well as temporary investments, will generally be qualifying assets. Securities of public companies with a market capitalization in excess of $250 million, on the other hand, are generally not qualifying assets unless they were acquired in a distribution, in exchange for or upon the exercise of a right relating to securities that were qualifying assets.

  •
  American Capital may invest up to 100% of its assets in securities acquired directly from issuers in privately-negotiated transactions. With respect to such securities, American Capital may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act of 1933.

  •
  American Capital may issue senior securities to the extent permitted by the Investment Company Act for the purpose of making investments, to fund share repurchases, or for temporary or emergency purposes. As a BDC, American Capital may issue senior securities up to an amount so that the asset coverage, as defined in the Investment Company Act, is at least 200% immediately after each issuance of senior securities.

  •
  American Capital generally will not (a) act as an underwriter of securities of other issuers (except to the extent that American Capital may (i) be deemed an "underwriter" of securities purchased by American Capital that must be registered under the Securities Act of 1933 before they may be offered or sold to the public or (ii) underwrite securities to be distributed to or purchased by its stockholders in connection with offerings of securities by companies in which American Capital is a shareholder); (b) sell securities short (except with regard to managing risks associated with publicly traded securities issued by portfolio companies); (c) purchase securities on margin (except to the extent that American Capital may purchase securities with borrowed money); (d) write or buy put or call options (except (i) to the extent of warrants or conversion privileges in connection with American Capital's acquisition financing or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances, or (ii) with regard to managing risks associated with publicly traded securities issued by portfolio companies); (e) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations); or (f) acquire more than 3% of the voting stock of, or invest more than 5% of its total assets in any securities issued by, any other investment company (as defined in the Investment Company Act), except as they may be acquired as part of a merger, consolidation or acquisition of assets or as otherwise permitted by the staff of the SEC. With regard to that portion of its investments in securities issued by other investment companies it should be noted that such investments may subject American Capital's stockholders to additional expenses.

        The percentage restrictions set forth above, other than the restriction pertaining to the issuance of senior securities, as well as those contained elsewhere herein, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by American Capital will not require American Capital to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

        The above investment objectives have been set by the American Capital board of directors and do not require stockholder consent to be changed.

Investment Adviser

        American Capital has no investment adviser and is internally managed by its executive officers under the supervision of its board of directors.

Properties

        American Capital does not own any real estate or other physical properties materially important to its operations. American Capital leases office space in six locations for terms ranging up to eleven years.

 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS OF AMERICAN CAPITAL
(in millions, except per share data)

Forward-Looking Statements

        All statements contained herein that are not historical facts including, but not limited to, statements regarding anticipated activity are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause actual results to differ materially are the following: (1) changes in the economic conditions in which American Capital operates negatively impacting American Capital's financial resources; (2) certain of American Capital's competitors have greater financial resources than American Capital, reducing the number of suitable investment opportunities offered to American Capital or reducing the yield necessary to consummate the investment; (3) there is uncertainty regarding the value of American Capital's privately-held securities that require American Capital's good faith estimate of fair value, and a change in estimate could affect American Capital's net asset value; (4) American Capital's investments in securities of privately-held companies may be illiquid, which could affect American Capital's ability to realize the investment; (5) American Capital's portfolio companies could default on their loans or provide no returns on American Capital's investments, which could affect American Capital's operating results; (6) American Capital uses external financing to fund its business, which may not always be available; (7) American Capital's ability to retain key management personnel; (8) an economic downturn or recession could impair American Capital's portfolio companies and therefore harm its operating results; (9) American Capital's borrowing arrangements impose certain restrictions; (10) changes in interest rates may affect American Capital's cost of capital and NOI; (11) American Capital cannot incur additional indebtedness unless immediately after a debt issuance American Capital maintains an asset coverage of at least 200%, or equal to or greater than its asset coverage prior to such issuance, which may affect returns to its stockholders; (12) American Capital's common stock price may be volatile; and (13) general business and economic conditions and other risk factors described in American Capital's reports filed from time to time with the SEC. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, please see "Risk Factors—Risks Relating to American Capital." American Capital cautions readers not to place undue reliance on any such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.

Investing Activity

        American Capital primarily invests in senior and mezzanine debt and equity of middle and large market companies. American Capital and ACAM also invest in assets that can be sold or contributed to public or private funds that ACAM could manage, as a means of "incubating" such funds. American Capital also has investments in Structured Products, including CLO, CDO and CMBS securities and invest in funds managed by American Capital.

        American Capital seeks to be a long-term partner with its portfolio companies. As a long-term partner, American Capital will invest capital in a portfolio company subsequent to its initial investment if American Capital believes that it can achieve appropriate returns for its investment. Add-on financings to its portfolio companies fund (1) strategic acquisitions by a portfolio company of either a complete business or specific lines of a business that are related to the portfolio company's business, (2) recapitalization of a portfolio company to raise financing on better terms, buyout one or several owners or to pay a dividend, (3) growth of the portfolio company such as product development or plant expansions, or (4) working capital for a portfolio company, sometimes in distressed situations, that needs capital to fund operating costs, debt service or growth in receivables or inventory.

        The total fair value of American Capital's investment portfolio was $4.7 billion, $5.0 billion, $6.3 billion and $5.1 billion as of March 31, 2016, December 31, 2015, 2014 and 2013, respectively.

American Capital's new investments totaled $132 million during the three months ended March 31, 2016. American Capital's new investments totaled $3.3 billion, $3.6 billion and $1.1 billion during the years ended December 31, 2015, 2014 and 2013, respectively.

        The amounts of American Capital's new investments are based on committed amounts as of the investment date. The aggregate dollar amount of new investments by type, use and business line were as follows (in millions):

	For the Three Months Ended March 31,		For the Years Ended December 31,
Type	2016	2015	2015	2014	2013
First Lien Senior Debt	$50	$747	$1,823	$2,039	$103
Second Lien Senior Debt	52	12	355	589	511
Mezzanine Debt	—	54	76	10	—
Preferred Equity	9	90	202	35	125
Common Equity	21	2	471	405	236
Structured Products	—	47	378	532	132

Total by security type	$132	$952	$3,305	$3,610	$1,107

	For the Three Months Ended March 31,		For the Years Ended December 31,
Use	2016	2015	2015	2014	2013
Senior Floating Rate Loans	$—	$603	$1,144	$1,891	$—
Sponsor Finance and Other Investments	48	41	823	622	157
Structured Products	—	47	378	512	75
European Capital(1)	7	169	367	39	—
American Capital One Stop Buyouts®	—	—	—	—	27
Investments in ACAM and Fund Development	33	19	254	400	239
Add-on financing for growth and working capital	27	21	131	128	56
Add-on financing for ACE buybacks	—	—	145	—	—
Add-on financing for recapitalizations, not including distressed investments	—	46	46	4	104
Add-on financing for working capital in distressed situations	13	6	12	14	42
Add-on financing for acquisitions	4	—	5	—	391
Add-on financing for purchase of debt of a portfolio company	—	—	—	—	16

Total by use	$132	$952	$3,305	$3,610	$1,107

	For the Three Months Ended March 31,		For the Years Ended December 31,
Business Line	2016	2015	2015	2014	2013
Senior Floating Rate Loans	$—	$603	$1,144	$1,891	$—
Sponsor Finance and Other Investments	65	63	965	726	290
Structured Products	—	47	378	512	75
European Capital(1)	7	169	367	39	—
Investments in ACAM and Fund Development	33	19	254	400	239
American Capital One Stop Buyouts®	27	51	197	42	503

Total by business line	$132	$952	$3,305	$3,610	$1,107

(1)
Effective October 1, 2014, European Capital's financial results have been consolidated with the financial results of American Capital.

        American Capital received cash proceeds from realizations and repayments of portfolio investments by source and business line as follows (in millions):

	For the Three Months Ended March 31,		For the Years Ended December 31,
Source	2016	2015	2015	2014	2013
Loan syndications and sales	$539	$54	$2,357	$98	$14
Scheduled principal amortization	19	32	470	56	41
Principal prepayments	31	29	445	699	604
Equity investments	32	93	388	1,523	362
Payment of accrued PIK notes and dividend and accreted OID	14	17	61	389	187

Total by source	$635	$225	$3,721	$2,765	$1,208

	For the Three Months Ended March 31,		For the Years Ended December 31,
Business Line	2016	2015	2015	2014	2013
Senior Floating Rate Loans	$378	$91	$2,347	$163	$—
Structured Products	55	5	470	192	27
European Capital(1)	44	110	467	651	195
Sponsor Finance and Other Investments	126	2	199	386	444
American Capital One Stop Buyouts®	31	14	197	1,167	530
American Capital Asset Management	1	3	41	206	12

Total by business line	$635	$225	$3,721	$2,765	$1,208

(1)
Effective October 1, 2014, European Capital's financial results have been consolidated with the financial results of American Capital. Prior to October 1, 2014, European Capital business line cash proceeds were comprised of dividend distributions on American Capital's equity investment in European Capital. Effective October 1, 2014, European Capital business line cash proceeds are comprised of cash proceeds from realizations and repayments on European Capital's portfolio investments.

Results of Operations

        The following analysis of American Capital's financial condition and results of operations should be read in conjunction with its audited consolidated financial statements included the section entitled "Selected Condensed Consolidated Financial Data of American Capital" of this document.

        American Capital's consolidated financial performance, as reflected in its consolidated statements of operations, is composed of the following three primary elements:

  •
  The first element is "NOI," which is primarily the interest, dividends, prepayment fees, finance and transaction fees and portfolio company management fees earned from investing in debt and equity securities and the fees American Capital earns from fund asset management, less its operating expenses and provision or benefit for income taxes.

  •
  The second element is "Net realized gain (loss)," which reflects the difference between the proceeds from an exit of an investment and the cost at which the investment was carried on American Capital's consolidated balance sheets and periodic interest settlements and termination receipts or payments on derivatives, foreign currency transaction gains or losses and taxes on realized gains or losses.

  •
  The third element is "Net unrealized appreciation (depreciation)," which is the net change in the estimated fair value of American Capital's portfolio investments and of its interest rate derivatives at the end of the period compared with their estimated fair values at the beginning of the period or their stated costs, as appropriate, and taxes on unrealized gains or losses. In addition, American Capital's net unrealized depreciation includes the foreign currency translation from converting the cost basis of its assets and liabilities denominated in a foreign currency to the U.S. dollar.

        The consolidated operating results were as follows (in millions):

	For the Three Months Ended March 31,		For the Years Ended December 31,
	2016	2015	2015	2014	2013
Operating revenue	$162	$154	$671	$471	$487
Operating expenses	68	76	293	288	255

NOI before income taxes	94	78	378	183	232
Tax provision	(20)	(28)	(125)	(66)	(76)

NOI	74	50	253	117	156
Net realized (loss) gain, net of tax	(88)	(213)	(627)	152	(55)

Net realized (loss) earnings	(14)	(163)	(374)	269	101
Net unrealized appreciation, net of tax	(66)	178	187	165	83

Net (loss) earnings	$(80)	$15	$(187)	$434	$184

Operating Revenue

        American Capital derives the majority of its operating revenue from its investments in senior and mezzanine debt and equity of middle market companies and its investments in Structured Products, as well as dividend income from its fund management business which is conducted through ACAM.

Operating Revenue by Business Line

        Operating revenue by business line was as follows (in millions):

	For the Three Months Ended March 31,		For the Years Ended December 31,
Business Line	2016	2015	2015	2014	2013
American Capital Asset Management	$34	$33	$152	$111	$133
American Capital One Stop Buyouts®	36	28	141	194	145
Sponsor Finance and Other Investments	64	27	132	56	131
Structured Products	21	24	105	65	72
Senior Floating Rate Loans	—	19	84	33	—
European Capital(1)	7	23	57	12	6

Total by business line	$162	$154	$671	$471	$487

(1)
Effective October 1, 2014, European Capital's financial results have been consolidated with the financial results of American Capital.

  American Capital Asset Management

        Interest, dividend and fee income from ACAM increased by $1 million, or 3%, for the three months ended March 31, 2016 over the comparable period in 2015. Interest, dividend and fee income from ACAM increased by $41 million, or 37%, for the year ended December 31, 2015 over the comparable period in 2014, primarily due to $26 million of incentive fees received from ACE I and ACE III, as well as an increase in the funds under management of ACAM, primarily ACE III, ACAS CLO 2014-1, ACAS CLO 2014-2, ACAS CLO 2015-1 and ACAS CLO 2015-2. Interest, dividend and fee income from ACAM decreased by $22 million, or 17%, for the year ended December 31, 2014 over the comparable period in 2013, primarily due to reduced dividend income for the management of AGNC and MTGE due to a decrease in the assets under management for these funds as well as increased costs associated with fund development activities. This was partially offset by an increase in the funds under management of ACAM, primarily ACSF, ACAS CLO 2013-1, ACAS CLO 2013-2, ACAS CLO 2014-1 and ACAS CLO 2014-2.

  American Capital One Stop Buyouts®

        Interest, dividend and fee income from American Capital One Stop Buyouts® increased by $8 million, or 29%, for the three months ended March 31, 2016 over the comparable period in 2015, primarily due to recording additional PIK dividend income on uncollected PIK dividend income recorded in prior periods as a result of preferred equity investments being removed from non-accrual. Interest, dividend and fee income from American Capital One Stop Buyouts® decreased by $53 million, or 27%, for the year ended December 31, 2015 over the comparable period in 2014, primarily due to the sale of American Capital's equity-related investments to ACE III on April 28, 2014, as well as exits of other American Capital One Stop Buyouts®. Interest, dividend and fee income from American Capital One Stop Buyouts® increased by $49 million, or 34%, for the year ended December 31, 2014 over the comparable period in 2013, primarily due to additional dividend income as a result of the removal of certain preferred equity securities from non-accrual status as a result of improved portfolio company performance.

  Sponsor Finance and Other Investments

        Interest, dividend and fee income from Sponsor Finance and Other Investments increased by $37 million, or 137%, for the three months ended March 31, 2016 over the comparable period in 2015,

primarily due to a $699 million increase in weighted average debt investments at cost. Interest, dividend and fee income from Sponsor Finance and Other Investments increased by $76 million, or 136%, for the year ended December 31, 2015 over the comparable period in 2014, primarily due to a $477 million increase in weighted average debt investments at cost as well as a net positive impact of $43 million from non-accrual investments for the year ended December 31, 2015 over the comparable period in 2014. Interest, dividend and fee income from Sponsor Finance Investments decreased by $75 million, or 57%, for the year ended December 31, 2014 over the comparable period in 2013, primarily due to a net negative impact of $58 million from non-accrual investments in 2014 compared to 2013.

  Structured Products

        Interest income on Structured Products investments decreased by $3 million, or 13%, for the three months ended March 31, 2016 over the comparable period in 2015. During the three months ended March 31, 2016, American Capital realized cash proceeds of $55 million and recognized interest income of $21 million from Structured Products investments. Interest income on Structured Products investments increased by $40 million, or 62%, for the year ended December 31, 2015 over the comparable period in 2014, primarily due to higher actual and projected payments on CLO investments as well as an increase in the weighted average Structured Products investments at cost. During 2015, American Capital realized cash proceeds of $470 million and recognized interest income of $105 million from its Structured Products investments. Interest income on Structured Products investments decreased by $7 million, or 10%, for the year ended December 31, 2014 over the comparable period in 2013, primarily due to the accelerated recognition of income on CLO investments in 2013 due to higher projected payments. During 2014, American Capital realized cash proceeds of $192 million and recognized interest income of $65 million from its Structured Products investments. American Capital's weighted average Structured Products investments outstanding increased by $214 million, or 47%, for the year ended December 31, 2015 over the comparable period in 2014, primarily as a result of new investments in CLO securities. American Capital's weighted average Structured Products investments outstanding increased by $83 million, or 22%, for the year ended December 31, 2014 over the comparable period in 2013, primarily as a result of new investments in CLO securities.

        Interest income on Structured Products is recognized using the effective interest method as required by FASB ASC Subtopic 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets ("ASC 325-40"). Under ASC 325-40, at the time of purchase, American Capital estimates the future expected cash flows and determines the effective yield of an investment based on these estimated cash flows and the cost basis of the investment. Subsequent to the purchase, these estimated cash flows are updated quarterly and a revised effective yield is calculated prospectively in accordance with ASC 320-10-35, Investment-Debt and Equity Securities. In the event that the fair value of an investment decreases below its current amortized cost basis, American Capital may be required to write down the current amortized cost basis for a credit loss or to fair value depending on American Capital's hold expectations for the investment. Current amortized cost basis less the amount of any write down ("Reference Amount") is used to calculate the effective yield used for interest income recognition purposes over the remaining life of the investment. American Capital is precluded from reversing write downs for any subsequent increase in the expected cash flows of an investment with the effect of increasing total interest income over the life of the investment and increasing the realized loss recorded on the sale or redemption of the investment by the amount of the credit loss write down. During the three months ended March 31, 2016, American Capital recorded $10 million in credit loss write downs on seven Structured Products investments, and $20.5 in credit loss write downs to current amortized cost basis on six Structured Products investments during the year ended December 31, 2015. As of March 31, 2016, in aggregate, the amortized cost basis of American Capital's Structured Products investment portfolio exceeded the Reference Amount by approximately $110 million.

  Senior Floating Rate Loans

        American Capital initiated its Senior Floating Rate Loan portfolio in 2014 and purchased $3.0 billion of investments through December 31, 2015. During the fourth quarter of 2015, American Capital substantially liquidated its Senior Floating Rate Loan portfolio. Interest income on these loans was $84 million and $33 million for the years ended December 31, 2015 and 2014, respectively, and $19 million for the three months ended March 31, 2015. For the three months ended March 31, 2016 and 2015, the monthly weighted average balance on American Capital's Senior Floating Rate Loan portfolio was $21 million and $1,888 million, respectively. The monthly weighted average effective interest rate on the Senior Floating Rate Loan portfolio was 4.6% and 3.8% for the years ended December 31, 2015 and 2014, on a monthly weighted average balance of $1,807 million and $882 million, respectively.

  European Capital

        European Capital's operating revenue for the three months ended March 31, 2016 was $7 million, comprised of $3 million of interest income on European Capital debt investments and $4 million of dividend income on European Capital equity investments. European Capital's operating revenue for the three months ended March 31, 2015 was $23 million, comprised of $14 million of interest income on European Capital debt investments, $8 million of dividend income on European Capital equity investments and $1 million of income on European Capital CLO investments. For the three months ended March 31, 2016 and 2015, European Capital recorded additional interest income on uncollected PIK interest income recorded in prior periods of $1 million and $6 million, respectively, as a result of debt investments being removed from non-accrual.

        European Capital's operating revenue for the year ended December 31, 2015 was $57 million, comprised of $33 million of interest income on European Capital debt investments, $20 million of dividend income on European Capital equity investments and $4 million of income on European Capital CLO investments. European Capital's operating revenue for the fourth quarter of 2014 was $12 million, comprised of $11 million of interest income on European Capital debt investments and $1 million of income on European Capital CLO investments. American Capital did not receive any interest income on its investment in European Capital prior to the consolidation of European Capital on October 1, 2014. American Capital received interest income from European Capital of $6 million for the year ended December 31, 2013 related to interest payments on American Capital's unsecured revolving credit facility with European Capital.

        For the year ended December 31, 2015, European Capital recorded additional interest income on uncollected PIK interest income recorded in prior periods of $15 million, as a result of debt investments being removed from non-accrual. For the fourth quarter of 2014, European Capital recorded additional interest income on uncollected PIK interest income recorded in prior periods of $3 million, as a result of debt investments being removed from non-accrual.

American Capital Operating Revenue (excluding the financial results related to the consolidation of European Capital)

        The following table summarizes American Capital's operating revenue, excluding European Capital (in millions):

	For the Three Months Ended March 31,		For the Years Ended December 31,
	2016	2015	2015	2014	2013
Interest income on debt investments	$50	$62	$270	$190	$209
Interest income on Structured Products investments	21	23	105	65	72
Dividend income from equity investments, excluding ACAM	44	4	49	63	36
Dividend income from ACAM	27	26	125	82	105
Other interest income	—	—	1	1	1

Interest and dividend income	142	115	550	401	423

Portfolio company advisory and administrative fees	2	5	14	10	17
Advisory and administrative services—ACAM	6	7	26	27	26
Other fees	5	4	24	21	21

Fee income	13	16	64	58	64

Total operating revenue	$155	$131	$614	$459	$487

American Capital Interest and Dividend Income (excluding the financial results related to the consolidation of European Capital)

        The following table summarizes selected data for American Capital's debt (excluding SFRL investments), Structured Products and equity investments outstanding, at cost (dollars in millions):

	For the Three Months Ended March 31,		For the Years Ended December 31,
	2016	2015	2015	2014	2013
Debt investments at cost(1)	$2,420	$1,792	$1,982	$1,636	$1,804
Average non-accrual debt investments at cost(2)	$185	$193	$186	$272	$302
Effective interest rate on debt investments	8.3%	9.4%	9.4%	9.6%	11.6%
Effective interest rate on debt investments, excluding non-accrual prior period adjustments	9.0%	9.0%	9.0%	10.2%	10.8%
Structured Products investments at cost(1)	$560	$645	$667	$453	$369
Effective interest rate on Structured Products investments	15.2%	14.5%	15.8%	14.4%	19.5%
Debt and Structured Products investments at cost(1)	$2,980	$2,437	$2,649	$2,089	$2,173
Effective interest rate on debt and Structured Products investments	9.6%	10.8%	11.0%	10.7%	12.9%
Average daily one-month LIBOR	0.4%	0.2%	0.2%	0.2%	0.2%
Equity investments at cost(1)(3)	$765	$1,084	$884	$1,557	$2,025
Effective dividend yield on equity investments(3)	22.6%	1.6%	5.6%	4.0%	1.8%
Effective dividend yield on equity investments, excluding non-accrual prior period adjustments(3)	14.3%	2.2%	3.9%	4.2%	4.1%
Debt, Structured Products and equity investments at cost(1)(3)	$3,745	$3,521	$3,533	$3,646	$4,198
Effective yield on debt, Structured Products and equity investments(3)	12.3%	7.9%	9.7%	7.8%	7.6%
Effective yield on debt, Structured Products and equity investments, excluding non-accrual prior period adjustments(3)	11.0%	7.9%	9.0%	8.2%	8.3%

(1)
Monthly weighted average of investments at cost. Excludes SFRL investments.

(2)
Quarterly average of investments at cost.

(3)
Excludes equity investment in ACAM and investment in European Capital through September 30, 2014.

Debt Investments

        Interest income on debt investments decreased by $12 million, or 19%, for the three months ended March 31, 2016, over the comparable period in 2015, primarily due to a $19 million decrease in interest income on the Senior Floating Rate Loan portfolio as well as a net negative impact from non-accrual investments for the three months ended March 31, 2016 over the comparable period in 2015, which was partially offset by an increase in American Capital's weighted average debt investments outstanding at cost. American Capital's weighted average debt investments outstanding at cost, excluding SFRL investments, increased by $628 million for the three months ended March 31, 2016 over the comparable period in 2015, primarily as a result of new Sponsor Finance investments. The average non-accrual debt investments outstanding decreased from $193 million during the three months ended March 31, 2015 to $185 million during the three months ended March 31, 2016.

        Interest income on debt investments increased by $80 million, or 42%, for the year ended December 31, 2015 over the comparable period in 2014, primarily due to a $51 million increase in interest income on the Senior Floating Rate Loan portfolio as well as a net positive impact from non-accrual investments for the year ended December 31, 2015 over the comparable period in 2014. American Capital's weighted average debt investments outstanding, excluding SFRL investments, increased by $346 million for the year ended December 31, 2015 over the comparable period in 2014, primarily as a result of new Sponsor Finance investments in 2015 as well as the repayment or sale of debt investments in 2014. The average non-accrual debt investments outstanding decreased from $272 million during 2014 to $186 million during 2015.

        Interest income on debt investments decreased by $19 million, or 9%, for the year ended December 31, 2014 over the comparable period in 2013, primarily due to the net negative impact from non-accrual investments in 2014 compared to 2013. Interest income on the Senior Floating Rate Loan portfolio for the year ended December 31, 2014 was $33 million. The weighted average debt investments outstanding, excluding SFRL investments, decreased by $168 million for the year ended December 31, 2014 over the comparable period in 2013, primarily as a result of repayment or sale of debt investments. The average non-accrual debt investments outstanding decreased from $302 million during 2013 to $272 million during 2014.

        When a debt investment is placed on non-accrual, American Capital may record reserves on uncollected PIK interest income recorded in prior periods as a reduction of interest income in the current period. Conversely, when a debt investment is removed from non-accrual, American Capital may record interest income in the current period on prior period uncollected PIK interest income which was reserved in prior periods. For the three months ended March 31, 2016, American Capital recorded reserves of uncollected PIK interest income recorded in prior periods of $4 million as a result of debt investments being placed on non-accrual, which had an approximate 70 basis point negative impact on the effective interest rate on debt investments. For the three months ended March 31, 2015, American Capital recorded additional interest income on uncollected PIK interest income recorded in prior periods of $2 million as a result of debt investments being removed from non-accrual, which had an approximate 40 basis point positive impact on the effective interest rate on debt investments.

        For the year ended December 31, 2015, American Capital recorded additional interest income on uncollected PIK interest income recorded in prior periods of $8 million as a result of debt investments being removed from non-accrual, which had an approximate 40 basis point positive impact on the effective interest rate on debt investments. For the year ended December 31, 2014, American Capital recorded a net reserve on uncollected PIK interest income recorded in prior periods of $10 million as a result of debt investments being placed on non-accrual, which had an approximate 60 basis point negative impact on the effective interest rate on debt investments. For the year ended December 31, 2013, American Capital recorded additional interest income on uncollected PIK interest income recorded in prior periods of $14 million as a result of debt investments being removed from non-accrual, which had an approximate 80 basis point positive impact on the effective interest rate on debt investments.

  Equity Investments, Excluding ACAM

        Dividend income from equity investments, excluding ACAM, increased by $40 million for the three months ended March 31, 2016, over the comparable period in 2015, primarily due to recording additional PIK dividend income on uncollected PIK dividend income recorded in prior periods as a result of preferred equity investments being removed from non-accrual as well as a $19 million increase in dividend income for non-recurring dividends. As a result, the monthly weighted average effective dividend yield on equity investments was 22.6% for the three months ended March 31, 2016.

        Dividend income from equity investments, excluding ACAM, decreased by $14 million, or 22%, for the year ended December 31, 2015 over the comparable period in 2014, due to the following:

  •
  a decrease of $673 million in weighted average equity investments at cost as of December 31, 2015 compared to December 31, 2014 primarily due to the sale of predominantly higher yielding equity assets to ACE III in the fourth quarter of 2014;

  •
  for the year ended December 31, 2015, American Capital recorded $20 million of dividend income for non-recurring dividends on equity investments compared to $34 million for the year ended December 31, 2014, resulting in a $14 million year-over-year net negative impact; partially offset by

  •
  for the year ended December 31, 2015, American Capital recorded dividend income for the reversal of reserves of accrued PIK dividend income attributable to prior periods from preferred stock investments of $15 million; however, for the year ended December 31, 2014, American Capital recorded reserves on accrued PIK dividend income recorded in prior periods from preferred equity investments of $2 million resulting in a $17 million year-over-year net positive impact.

        As a result, the monthly weighted average effective dividend yield on equity investments was 5.6% for the year ended December 31, 2015, a 160 basis point increase over the comparable period in 2014.

        Dividend income from equity investments, excluding ACAM, increased by $27 million, or 75%, for the year ended December 31, 2014 over the comparable period in 2013, due to the following:

  •
  for the year ended December 31, 2014, American Capital recorded reserves on accrued PIK dividend income recorded in prior periods from preferred equity investments of $2 million; however, for the year ended December 31, 2013, American Capital recorded reserves on accrued PIK dividend income recorded in prior periods from preferred equity investments of $46 million resulting in a $44 million year-over-year net positive impact;

  •
  for the year ended December 31, 2014, American Capital recorded $34 million of dividend income for non-recurring dividends on equity investments compared to $16 million for the year ended December 31, 2013, resulting in a $18 million year-over-year net positive impact; partially offset by

  •
  a decrease of $468 million in weighted average equity investments at cost as of December 31, 2014 compared to December 31, 2013.

        As a result, the monthly weighted average effective dividend yield on equity investments was 4.0% for the year ended December 31, 2014, a 220 basis point increase over the comparable period in 2013.

        When a preferred equity investment is placed on non-accrual, American Capital may record net reserves on uncollected accrued dividend income recorded in prior periods as a reduction of dividend income in the current period. Conversely, when a preferred equity investment is removed from non-accrual, American Capital may record dividend income in the current period for prior period uncollected accrued dividend income which was reserved in prior periods. For the three months ended March 31, 2016, American Capital recorded dividend income for the reversal of reserves on accrued PIK dividend income attributable to prior periods from preferred stock investments of $16 million, which had an approximate 830 basis point positive impact on the effective dividend yield on equity investments. For the three months ended March 31, 2015, American Capital recorded reserves on accrued PIK dividend income recorded in prior periods from preferred stock investments of $2 million, which had an approximate 60 basis point negative impact on the effective dividend yield on equity investments.

        For the three months ended March 31, 2016 and 2015, American Capital recorded $22 million and $3 million, respectively, of dividend income for non-recurring dividends on equity investments.

  Equity Investments—ACAM

        Dividend income from ACAM increased by $1 million, or by 4%, for the three months ended March 31, 2016 over the comparable period in 2015, primarily due to an increase in the funds under management of ACAM, primarily ACAS CLO 2015-1, ACAS CLO 2015-2 and ACAS CLO Fund I, which was partially offset by reduced dividend income for the management of AGNC and MTGE due to a decrease in the assets under management for these funds.

        Dividend income from ACAM increased by $43 million, or 52%, for the year ended December 31, 2015 over the comparable period in 2014, primarily due to $26 million of incentive fees received from ACE I and ACE III, as well as an increase in the funds under management of ACAM, primarily ACE III, ACAS CLO 2014-1, ACAS CLO 2014-2, ACAS CLO 2015-1 and ACAS CLO 2015-2.

        Dividend income from ACAM decreased by $23 million, or 22%, for the year ended December 31, 2014 over the comparable period in 2013, primarily due to a decrease in fees earned for the management of AGNC and MTGE due to a decline in their equity as a result of repurchases of common stock and realized losses as well as increased costs associated with fund development activities. This was partially offset by an increase in the funds under management of ACAM, primarily ACSF, ACAS CLO 2013-1, ACAS CLO 2013-2, ACAS CLO 2014-1 and ACAS CLO 2014-2.

        During the three months ended March 31, 2016 and 2015, American Capital received an additional $1 million and $3 million, respectively, of dividends from ACAM, and for the years ended December 31, 2015, 2014 and 2013, American Capital received an additional $13 million, $11 million and $6 million, respectively, of dividends from ACAM, all of which were recorded as a reduction to the cost basis of American Capital's investment in ACAM.

Fee Income

  Portfolio Company Advisory and Administrative Fees

        As a BDC, American Capital is required by law to make significant managerial assistance available to most of its portfolio companies. This generally includes providing guidance and counsel concerning the management, operations and business objectives and policies of the portfolio company to its management and board of directors, including participating on the company's board of directors. American Capital's portfolio company advisory and administrative fees decreased by $3 million, or 60%, for the three months ended March 31, 2016 over the comparable period in 2015, primarily due to a decrease in originations. American Capital's portfolio company advisory and administrative fees for the years ended December 31, 2015, 2014 and 2013 were $14 million, $10 million and $17 million, respectively. American Capital's portfolio company advisory and administrative fees increased by $4 million, or 40%, for the year ended December 31, 2015 over the comparable period in 2014, primarily due to an increase in Sponsor Finance originations. American Capital's portfolio company advisory and administrative fees decreased by $7 million, or 41%, for the year ended December 31, 2014 over the comparable period in 2013, primarily due to a decrease in the number of operating portfolio companies.

  Advisory and Administrative Services—ACAM

        American Capital has entered into service agreements with ACAM to provide additional asset management and administrative service support so that ACAM can fulfill its responsibilities under its management agreements. The fees generated from these service agreements for the three months ended March 31, 2016 and 2015 were $6 million and $7 million, respectively. The fees generated from these service agreements for the years ended December 31, 2015, 2014 and 2013 were $26 million, $27 million and $26 million, respectively.

  Other Fees

        Other fees are primarily composed of transaction fees for structuring, financing and executing portfolio transactions, which may not be recurring in nature. These fees amounted to $5 million and $4 million for the three months ended March 31, 2016 and 2015, respectively, and $24 million, $21 million and $21 million, for the years ended December 31, 2015, 2014 and 2013, respectively.

Operating Expenses

        Operating expenses decreased by $8 million, or 11%, for the three months ended March 31, 2016 over the comparable period in 2015. Operating expenses increased by $5 million, or 2%, for the year ended December 31, 2015 over the comparable period in 2014 and increased by $33 million, or 13%, for the year ended December 31, 2014 over the comparable period in 2013.

        Operating expenses consisted of the following (in millions):

	For the Three Months Ended March 31,		For the Years Ended December 31,
	2016	2015	2015	2014	2013
Interest	$15	$17	$79	$54	$44
Salaries, benefits and stock-based compensation	26	30	125	149	156
Severance related costs	8	10	12	19	—
European Capital management fees	2	4	13	5	—
General and administrative	17	15	64	61	55

Total operating expenses	$68	$76	$293	$288	$255

Interest

        Interest expense decreased by $2 million, or 12%, for the three months ended March 31, 2016 over the comparable period in 2015, primarily due to a decrease in the daily weighted average debt balance. The weighted average interest rate on all of American Capital's borrowings, including amortization of deferred financing costs and discounts, for the three months ended March 31, 2016 and 2015 was 5.8% and 3.7%, respectively. The weighted average interest rate on all of American Capital's borrowings, excluding amortization of deferred financing costs and discounts, for the three months ended March 31, 2016 and 2015 was 4.6% and 3.2%, respectively.

        Interest expense increased by $25 million, or 46%, for the year ended December 31, 2015, over the comparable period in 2014, primarily due to an increase in the daily weighted average debt balance partially offset by a decrease in the weighted average interest rate on borrowings. The weighted average interest rate on all borrowings, including amortization of deferred financing costs, for the years ended December 31, 2015 and 2014 was 3.7% and 4.9%, respectively. The weighted average interest rate on all borrowings, excluding amortization of deferred financing costs, for the years ended December 31, 2015 and 2014 was 3.2% and 4.3%, respectively.

        Interest expense increased by $10 million, or 23%, for the year ended December 31, 2014, over the comparable period in 2013, primarily due to an increase in the daily weighted average debt balance, partially offset by a decrease in the weighted average interest rate on borrowings. The weighted average interest rate on all borrowings, including amortization of deferred financing costs, for the years ended December 31, 2014 and 2013 was 4.9% and 6.4%, respectively. The weighted average interest rate on all borrowings, excluding amortization of deferred financing costs, for the years ended December 31, 2014 and 2013 was 4.3% and 5.3%, respectively.

        American Capital consolidated its investment in European Capital effective October 1, 2014. For the year ended December 31, 2015, American Capital recorded $5 million of interest expense related to European Capital's debt. For the quarter ended December 31, 2014, American Capital recorded $1 million of interest expense related to European Capital's debt.

Salaries, Benefits and Stock-based Compensation and Severance Related Costs

        Salaries, benefits and stock-based compensation consisted of the following (in millions):

	For the Three Months Ended March 31,		For the Years Ended December 31,
	2016	2015	2015	2014	2013
Base salaries	$10	$12	$47	$57	$61
Incentive compensation	8	11	45	43	52
Benefits	3	4	12	12	12
Stock-based compensation	5	3	21	37	31
Severance related costs	8	10	12	19	—

Total salaries, benefits and stock-based compensation and severance related costs	$34	$40	$137	$168	$156

        Salaries, benefits and stock-based compensation and severance related costs decreased by $6 million, or 15%, for the three months ended March 31, 2016, over the comparable period in 2015, primarily due to a reduction in base salaries and incentive compensation due to workforce reductions. Salaries, benefits and stock-based compensation for the year ended December 31, 2015 decreased $31 million, or 18%, from the comparable period in 2014, primarily due to a reduction in base salaries and stock-based compensation due to the workforce reductions in the fourth quarter of 2014. Salaries, benefits and stock-based compensation for the year ended December 31, 2014 increased $12 million, or 8%, from the comparable period in 2013, primarily due to (1) $5 million of stock-based compensation expense due to the acceleration of vesting on outstanding stock options for certain employees in conjunction with the ACE III transaction, (2) $11 million of stock-based compensation expense due to the acceleration of stock options associated with the workforce reduction and (3) $8 million in severance costs associated with the workforce reduction.

        Due to changes in the composition of its investment portfolio and market conditions, American Capital conducted strategic reviews of its business in the fourth quarter of 2014, which resulted in a workforce reduction of approximately 13% of its employees and the closing of two of its offices as well as the elimination of certain functions at other offices. In conjunction with these actions, the vesting of any unvested stock options held by impacted employees as of the date of their separation was accelerated, and they were given a period of up to one year from their separation date, or less if the expiration of the option was within one year from their separation date, to exercise all outstanding options. During the three months ended March 31, 2016, American Capital recorded charges for severance and related employee costs of $8 million, including $2 million from the modification of stock options and $6 million for severance costs for additional workforce reductions during the quarter. During the three months ended March 31, 2015, American Capital recorded charges for severance and related employee costs of $10 million, including $4 million from the modification of stock options and $6 million for severance costs for additional workforce reductions during the quarter. During the year ended December 31, 2015, American Capital recorded charges for severance and related employee costs of $12 million, including $4 million from the modification of stock options and $8 million for severance costs for additional workforce reductions during 2015. During the year ended December 31, 2014, American Capital recorded charges for severance and related employee costs of $19 million, including $11 million from the modification of stock options and $8 million for severance costs for additional workforce reductions during 2014.

        As of March 31, 2016, American Capital employed 307 full-time employees, which included 124 employees at ACAM, compared to 367, 346, 366 and 394 full-time employees as of March 31, 2015, December 31, 2015, December 31, 2014 and December 31, 2013, respectively. Compensation expense for ACAM employees is not included in American Capital's consolidated expenses as the financial results of ACAM are not consolidated with American Capital's financial results.

        No stock options were granted during the three months ended March 31, 2016 and the year ended December 31, 2015. In 2014, American Capital granted 0.1 million stock options with a weighted average fair value of $6.89 per option, or $1 million, and in 2013, American Capital granted 3.7 million stock options with a weighted average fair value of $5.88 per option, or $22 million.

European Capital Management Fees

        Management fees represent fees charged by European Capital Asset Management Limited, a wholly-owned subsidiary of ACAM, to European Capital for management and other services during the year. These fees are recorded as operating revenue in ACAM's statement of operations and are a component of the dividend income American Capital receives from ACAM.

General and Administrative

        General and administrative expenses increased by $2 million, or 13%, for the three months ended March 31, 2016, over the comparable period in 2015, primarily due to approximately $5 million of transaction costs associated with American Capital's strategic review process. General and administrative expenses increased by $3 million, or 5%, for the year ended December 31, 2015, over the comparable period in 2014, primarily due to transaction costs associated with American Capital's strategic review process. General and administrative expenses increased by $6 million, or 11%, for the year ended December 31, 2014, over the comparable period in 2013, primarily due to charges of approximately $5 million recorded during the fourth quarter of 2014 related to subleasing excess office facilities during the quarter.

Tax Provision

        American Capital's tax provision consisted of the following (in millions):

	For the Three Months Ended March 31,		For the Years Ended December 31,
	2016	2015	2015	2014	2013
Tax provision—net operating income	$(20)	$(28)	$(125)	$(66)	$(76)
Tax benefit (provision)—net realized (loss) gain	12	43	91	(53)	60
Tax benefit (provision)—net unrealized appreciation	5	(76)	(118)	55	(37)

Total tax provision	$(3)	$(61)	$(152)	$(64)	$(53)

        The tax provision—net operating income decreased by $8 million for the three months ended March 31, 2016, over the comparable period in 2015, primarily due to PIK dividend accruals recorded in 2016 as PIK dividends are treated as capital in nature and recorded at an effective tax rate of 0%, as compared to ordinary interest and dividends, which have an effective tax rate of approximately 39%.

Additionally, the effective tax rate was reduced for certain non-recurring dividends on equity investments received in the first quarter of 2016 that were excluded from taxable income.

        The tax benefit—net realized loss decreased by $31 million for the three months ended March 31, 2016, over the comparable period in 2015, primarily due to the relative amounts of realizations treated as capital losses, which have an effective tax rate of 0%, as compared to losses that reduce ordinary income, which have an effective tax rate of approximately 39%.

        The tax provision—net unrealized (depreciation) appreciation decreased by $81 million for the three months ended March 31, 2016, over the comparable period in 2015, primarily due to the relative amounts of unrealized appreciation that will be treated as capital gains upon exit, which have an effective rate of 0%, as compared to gains that increase ordinary income, which have an effective tax rate of approximately 39%. Additionally, unrealized depreciation associated with American Capital's investment in ACAM, although capital for tax purposes, does not have an impact on the valuation allowance as the investment is not considered a source of taxable income. As such, American Capital recognized a tax benefit for the unrealized depreciation in the first quarter of 2016.

        The tax provision—net operating income for the year ended December 31, 2015 increased by $59 million from the comparable period in 2014 primarily due to an increase in net operating income. The tax provision—net operating income for the year ended December 31, 2014 decreased by $10 million from the comparable period in 2013 primarily due to a decrease in net operating income.

        The tax benefit (provision)—net realized (loss) gain for the year ended December 31, 2015 increased by $144 million from the comparable period in 2014 primarily due to a decrease in the amount of realizations that resulted in losses realized for tax purposes. Losses treated as ordinary for tax purposes have an effective tax rate of approximately 39%. The tax benefit (provision)—net realized (loss) gain for the year ended December 31, 2014 decreased by $113 million from the comparable period in 2013 primarily due to an increase in the amount of realizations that resulted in losses realized for tax purposes. Realized gains and losses that result in capital gains or losses for tax purposes have an effective tax rate of 0% due to American Capital's valuation allowance against capital losses and generally do not result in a tax benefit or provision.

        The tax (provision) benefit—net unrealized appreciation for the year ended December 31, 2015 decreased by $173 million from the comparable period in 2014 primarily due to an increase to the valuation allowance associated with unrealized losses on certain capital deferred tax assets in addition to the establishment of a valuation allowance against a significant portion of ordinary deferred tax asset related to American Capital's investment in European Capital. The tax (provision) benefit—net unrealized appreciation for the year ended December 31, 2014 increased by $92 million from the comparable period in 2013 primarily due to a decrease in the valuation allowance related to the consolidation of American Capital's investment in European Capital in the fourth quarter of 2014.

Net Realized (Loss) Gain

        American Capital's net realized (loss) gain consisted of the following individual portfolio company realized gains (losses) greater than $15 million (in millions):

	For the Three Months Ended March 31,		For the Years Ended December 31,
	2016	2015	2015	2014	2013
Orchard Brands Corporation	$—	$—	$37	$—	$16
FB Raphael 1 Limited ("Farrow & Ball") (European Capital portfolio company)	—	—	—	213	—
Sale to American Capital Equity III, LP	—	—	—	107	—
Unwired Holdings, Inc.	—	—	—	53	—
Specialty Brands Holdings, Inc.	—	—	—	35	—
SPL Acquisition Corp.	—	—	2	33	—
Anchor Drilling Fluids USA, Inc.	—	—	—	21	—
DelStar, Inc.	—	—	1	—	44
Mirion Technologies, Inc.	—	—	—	—	27
Other, net	6	5	37	12	30

Total gross realized portfolio gain	6	5	77	474	117

ASAP Industries Holdings, LLC	(50)	—	—	—	—
Alcami Holdings LLC	—	(168)	(168)	—	—
TestAmerica Environmental Services, LLC	—	(28)	—	—	—
WRH, Inc.	—	—	(225)	—	—
Sale of Senior Floating Rate Loans securities	—	—	(63)	—	—
Dyno Holding Corp.	—	—	(62)	—	—
Core Financial Holdings, LLC	—	—	(44)	—	—
Miles 33 Limited	—	—	(31)	—	—
Financière H S.A.S.	—	—	(30)	—	—
Fosbel Holding, Inc.	—	—	(29)	—	—
TestAmerica Environmental Services, LLC	—	—	(28)	—	—
Contour Semiconductor, Inc.	—	—	(18)	—	—
Hilding Anders AB	—	—	(16)	—	—
CH Holding Corp.	—	—	—	(50)	—
FL Acquisitions Holdings, Inc.	—	—	—	(33)	—
Egenera, Inc.	—	—	—	(28)	—
Neways Holdings, L.P.	—	—	—	(16)	—
FPI Holding Corporation	—	—	—	(15)	(13)
Rebellion Media Group Corp.	—	—	—	(15)	—
Fosbel Global Services (LUXCO) S.C.A.	—	—	—	—	(40)
Paradigm Precision Holdings, LLC	—	—	—	—	(30)
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34	—	—	—	—	(27)
LB-UBS Commercial Mortgage Trust, Series 2007-C6	—	—	—	—	(15)
Other, net	(39)	(15)	(59)	(54)	(96)

Total gross realized portfolio loss	(89)	(211)	(773)	(211)	(221)

Total net realized portfolio (loss) gain	(83)	(206)	(696)	263	(104)
Foreign currency transactions	—	(2)	(18)	(17)	3
Derivative agreements	(5)	(2)	(3)	4	(14)
WRH, Inc. Equity Option	—	—	45	(45)	—
Long term incentive plan liability	(12)	(46)	(46)	—	—
Tax benefit (provision)	12	43	91	(53)	60

Total net realized (loss) gain	$(88)	$(213)	$(627)	$152	$(55)

        The following are summary descriptions of portfolio companies with realized gains or losses greater than $30 million.

        In the first quarter of 2016, American Capital wrote off its portfolio company, ASAP Industries Holdings, LLC, and realized a loss of $50 million, which was fully offset by a reversal of unrealized depreciation of $50 million.

        In the first quarter of 2015, as a result of a restructuring transaction and the conversion of certain of American Capital's debt investments to equity investments, American Capital wrote off a portion of its equity investments in Alcami Holdings LLC and realized a loss of $168 million, which was fully offset by a reversal of unrealized depreciation of $168 million.

        American Capital completed a $1.1 billion private placement of partnership interests in American Capital Equity III, LP ("ACE III" or "the Fund"), a new private equity fund focused on investing in U.S. companies in the lower middle market. Concurrent with the private placement, American Capital entered into a Contribution and Redemption Agreement with the Fund pursuant to which American Capital agreed to contribute 100% of its equity and equity-related investments in seven portfolio companies (Affordable Care Holding Corp., Avalon Laboratories Holding Corp., CIBT Investment Holdings, LLC, FAMS Acquisition, Inc., Mirion Technologies, Inc., PHI Acquisitions, Inc. and SMG Holdings, Inc.) to the Fund and to provide the Fund with an option to acquire American Capital's equity investment in WRH, Inc. (the "Equity Option"), in exchange for partnership interests in the Fund. Collectively, the eight portfolio companies (including WRH, Inc., assuming the Equity Option is exercised) comprise the Secondary Portfolio for ACE III. During the three months ended September 30, 2014, American Capital recognized a net realized gain of $62 million on the transaction. This was comprised of a $107 million net realized gain on the redemption of American Capital's partnership interests in ACE III and a realized loss of $45 million related to the fair value of the Equity Option. On April 1, 2015, the Equity Option was exercised by the Fund for the exercise price of $24 million. American Capital recognized a realized loss of $225 million on its WRH, Inc. equity investment offset by a (1) reversal of unrealized depreciation on the investment of $115 million, (2) reversal of unrealized depreciation on the Equity Option of $65 million and (3) realized gain on the Equity Option of $45 million.

        During 2015, American Capital's portfolio company, Orchard Brands Corporation, was sold. As part of the sale, American Capital received $84 million in cash proceeds, realizing a gain of $37 million which was fully offset by a reversal of unrealized appreciation of $37 million. American Capital also expects to receive $5 million of additional cash proceeds from this sale that were held in a sale escrow as of December 31, 2015, which are recorded in the financial statement line item other assets in American Capital's consolidated balance sheets.

        During 2015, American Capital substantially liquidated and sold its Senior Floating Rate Loan portfolio, realizing a loss of $63 million, which was partially offset by a reversal of unrealized depreciation of $30 million. The proceeds from the substantial liquidation and sale of the Senior Floating Rate Loan portfolio were partially utilized to pay down obligations under the $1.25 billion secured revolving credit facility and $500 million secured revolving credit facility.

        During 2015, American Capital's portfolio company, Dyno Holding Corp., was sold. As part of the sale, American Capital received $56 million in cash proceeds, realizing a loss of $62 million, which was fully offset by a reversal of unrealized depreciation of $62 million.

        During 2015, American Capital wrote off its portfolio company, Core Financial Holdings, LLC, and realized a loss of $44 million, which was fully offset by a reversal of unrealized depreciation of $44 million.

        During 2015, American Capital wrote off a portion of its senior and mezzanine debt in Miles 33 Limited, and realized a loss of $31 million, which was fully offset by a reversal of unrealized depreciation of $31 million.

        During 2014, European Capital's portfolio company, Farrow & Ball, was sold. As part of the sale, American Capital received $367 million in cash proceeds, realizing a gain of $213 million, which was partially offset by a reversal of unrealized appreciation of $173 million.

        During 2014, American Capital's portfolio company, Unwired Holdings, Inc., was sold. As part of the sale, American Capital received $138 million in cash proceeds, realizing a gain of $53 million, which was offset by a reversal of unrealized appreciation of $65 million. American Capital also expects to receive $2 million of additional cash proceeds from this sale that were held in a sale escrow as of December 31, 2015, which are recorded in the financial statement line item other assets in American Capital's consolidated balance sheets.

        During 2014, American Capital's portfolio company, Specialty Brands Holdings, Inc., was sold. As part of the sale, American Capital received $51 million in cash proceeds, realizing a gain of $35 million, which was offset by a reversal of unrealized appreciation of $38 million.

        During 2014, American Capital's portfolio company, SPL Acquisition Corp., was sold. As part of the sale, American Capital received $192 million in cash proceeds, realizing a gain of $33 million, which was fully offset by a reversal of unrealized appreciation of $33 million. American Capital also expects to receive $9 million of additional cash proceeds from this sale that were held in a sale escrow as of December 31, 2015, which are recorded in the financial statement line item other assets in American Capital's consolidated balance sheets.

        During 2014, American Capital's portfolio company, CH Holding Corp., was sold. As part of the sale, American Capital received $6 million in cash proceeds, realizing a loss of $50 million, which was partially offset by a reversal of unrealized depreciation of $49 million.

        During 2014, American Capital's portfolio company, FL Acquisitions Holdings, Inc., was sold. As part of the sale, American Capital received $62 million in cash proceeds, realizing a loss of $33 million, which was offset by a reversal of unrealized depreciation of $35 million. American Capital also expects to receive $5 million of additional cash proceeds from this sale that were held in a sale escrow as of December 31, 2015, which are recorded in the financial statement line item other assets in American Capital's consolidated balance sheets.

        During 2013, American Capital's portfolio company DelStar, Inc. was sold. As part of the sale, American Capital received $93 million in cash proceeds, realizing a gain of $44 million, which was partially offset by a reversal of unrealized appreciation of $43 million.

        During 2013, due to declining performance, American Capital wrote off a portion of its unsecured mezzanine debt investments in Fosbel Global Services (LUXCO) S.C.A., realizing a loss of $40 million, which was fully offset by a reversal of unrealized depreciation of $40 million.

        During 2013, American Capital's portfolio company Paradigm Precision Holdings, LLC was sold. As part of the sale, American Capital received $122 million in cash proceeds, realizing a loss of $30 million, which was partially offset by a reversal of unrealized depreciation of $10 million. American Capital also expects to receive $2 million of additional cash proceeds from this sale that were held in a sale escrow as of December 31, 2015, which are recorded in the financial statement line item other assets in American Capital's consolidated balance sheets.

        During the three months ended March 31, 2016, American Capital made $4 million in early termination payments to terminate its derivative agreements, which were fully offset by a reversal of unrealized depreciation of $4 million.

        European Capital has issued restricted mandatorily redeemable preferred shares ("Redeemable Preferred Shares") to participating employees of subsidiary companies of its manager, ECAM, a wholly-owned subsidiary of ACAM, under certain long term incentive plans. During the three months ended March 31, 2016 and the three months March 2015, a portion of the Redeemable Preferred Shares were redeemed and European Capital realized losses of $12 million and $46 million, respectively, associated with the redemptions, which was fully offset by reversals of unrealized depreciation of $12 million and $46 million, respectively, which is included in net realized loss and net unrealized (depreciation) appreciation in American Capital's consolidated statements of operations.

Net Unrealized Appreciation (Depreciation)

        The following table itemizes the change in American Capital's net unrealized appreciation (depreciation) (in millions):

	For the Three Months Ended March 31,		For the Years Ended December 31,
	2016	2015	2015	2014	2013
Gross unrealized appreciation of American Capital One Stop Buyouts®	$132	$69	$153	$220	$190
Gross unrealized depreciation of American Capital One Stop Buyouts®	(106)	(65)	(212)	(267)	(292)
Gross unrealized appreciation of Sponsor Finance and Other Investments	20	25	74	72	91
Gross unrealized depreciation of Sponsor Finance and Other Investments	(47)	(25)	(66)	(61)	(106)
Gross unrealized appreciation of European Capital investments	14	38	84	26	—
Gross unrealized depreciation of European Capital investments	(3)	(36)	(57)	(19)	—
Net unrealized appreciation of investment in European Capital	—	—	—	167	281
Net unrealized appreciation (depreciation) of investment in European Capital's foreign currency translation	—	—	—	14	(14)
Net unrealized (depreciation) appreciation of ACAM	(151)	(4)	(199)	222	(165)
Net unrealized (depreciation) appreciation of Senior Floating Rate Loans	(2)	21	(11)	(24)	—
Net unrealized (depreciation) appreciation of Structured Products investments	(30)	(3)	(125)	5	(41)
Reversal of prior period net unrealized depreciation (appreciation) upon realization	97	209	570	(206)	105

Net unrealized (depreciation) appreciation of portfolio investments	(76)	229	211	149	49
Net unrealized appreciation due to consolidation of European Capital	—	—	—	87	—
Foreign currency translation—investment in European Capital	—	—	—	(75)	49
Foreign currency translation—European Capital investments	(12)	(28)	32	11	—
Foreign currency translation—other	4	(9)	(5)	(10)	3
Derivative agreements and other	13	43	39	(24)	19
WRH, Inc. Equity Option	—	(37)	28	(28)	—
Tax benefit (provision)	5	(76)	(118)	55	(37)

Net unrealized (depreciation) appreciation	$(66)	$178	$187	$165	$83

American Capital One Stop Buyouts®

        For the three months ended March 31, 2016, American Capital One Stop Buyouts® experienced $26 million of net unrealized appreciation primarily driven by portfolio companies that are currently in a sales process. For the three months ended March 31, 2015, American Capital One Stop Buyouts® experienced $4 million of net unrealized appreciation primarily driven by specific company performance.

        For the year ended December 31, 2015, American Capital One Stop Buyouts® experienced $59 million of net unrealized depreciation primarily driven by specific company performance. For the year ended December 31, 2014, American Capital One Stop Buyouts® experienced $47 million of net unrealized depreciation driven by the ACE III transaction and specific company performance. For the year ended December 31, 2013, American Capital One Stop Buyouts® experienced $102 million of net unrealized depreciation primarily driven by declining specific company performance.

Sponsor Finance and Other Investments

        For the three months ended March 31, 2016, Sponsor Finance and Other Investments experienced $27 million of net unrealized depreciation, which includes $13 million of unrealized depreciation associated with the payment of a non-recurring cash dividend on equity investments. The remaining $14 million of net unrealized depreciation primarily relates to declines across American Capital's debt portfolio as spreads widened during the quarter.

        For the years ended December 31, 2015 and 2014, Sponsor Finance and Other Investments experienced net unrealized appreciation of $8 million and $11 million, respectively, primarily driven by improved specific company performance. For the year ended December 31, 2013, Sponsor Finance and Other Investments experienced $15 million of net unrealized depreciation primarily driven by declining specific company performance.

European Capital

        American Capital consolidated its investment in European Capital effective October 1, 2014. For the three months ended March 31, 2016 and 2015, American Capital recorded $11 million and $2 million, respectively, of net unrealized appreciation on the consolidated European Capital investment portfolio. For the three months ended March 31, 2016 and 2015, American Capital recorded unrealized depreciation of $12 million and unrealized appreciation of $28 million, respectively, for foreign currency translation on the European Capital investment portfolio.

        For the year ended December 31, 2015, American Capital recorded $27 million of net unrealized appreciation on the consolidated European Capital investment portfolio. For the year ended December 31, 2015, American Capital recorded net unrealized appreciation of $32 million for foreign currency translation on the European Capital investment portfolio.

        For the quarter ended December 31, 2014, American Capital recorded $7 million of net unrealized appreciation on the consolidated European Capital investment portfolio. For the nine months ended September 30, 2014, American Capital recognized net unrealized appreciation of $181 million on American Capital's investment in European Capital, composed of $167 million of net unrealized appreciation and $14 million of net unrealized appreciation from foreign currency translation of the cumulative unrealized appreciation of its European Capital investment.

        For the year ended December 31, 2013, American Capital recognized net unrealized appreciation of $267 million on its investment in European Capital composed of $281 million unrealized appreciation on its investment and $14 million of unrealized depreciation from foreign currency translation of the cumulative unrealized depreciation of its European Capital investment.

        For foreign currency denominated investments recorded at fair value, such as its European Capital portfolio investments, the net unrealized appreciation or depreciation from foreign currency translation on the accompanying consolidated statements of operations represents the economic impact of translating the cost basis of the investment from a foreign currency, such as the Euro, to the U.S. dollar. However, the economic impact of translating the cumulative unrealized appreciation or depreciation from a foreign currency to the U.S. dollar is not recorded as net unrealized depreciation or appreciation from foreign currency translation but rather is included as net unrealized appreciation or depreciation of portfolio company investments on the accompanying consolidated statements of operations.

        For the nine months ended September 30, 2014, American Capital recorded unrealized depreciation of $75 million for foreign currency translation on the cost basis in its investment in European Capital (included in American Capital's total net unrealized depreciation of $74 million for foreign currency translation for the year ended December 31, 2014). For the year ended December 31, 2013, American Capital recorded unrealized appreciation of $49 million for foreign currency translation on the cost basis in its investment in European Capital (included in American Capital's total net unrealized appreciation of $52 million for foreign currency translation for the year ended December 31, 2013).

        During the nine months ended September 30, 2014, the unrealized appreciation on American Capital's investment in European Capital of $167 million, excluding unrealized appreciation on foreign currency translation, was due primarily to multiple expansion as well as a reduction in the discount applied to the net asset value of European Capital.

        During the year ended December 31, 2013, the unrealized appreciation on American Capital's investment in European Capital of $281 million, excluding unrealized appreciation and depreciation on foreign currency translation, was due primarily to an increase in the net asset value of European Capital and a reduction to the discount applied to net asset value.

        The following is a summary composition of European Capital's net asset value at fair value and American Capital's equity investment's implied discount to European Capital's net asset value at fair value as of September 30, 2014 and December 31, 2013 (€ and $ in millions):

	September 30, 2014	December 31, 2013
Debt investments at fair value	€293	€406
Equity investments at fair value	439	364
Other assets and liabilities, net	(17)	56
Third party secured debt at cost	—	—
Third party unsecured debt at cost	(112)	(107)
American Capital unsecured debt at cost	—	—

net asset value (Euros)	603	719
Exchange rate	1.27	1.38

net asset value (U.S. dollars)	$766	$992

Fair value of American Capital equity investment	$678	$841

Implied discount to net asset value	11.5%	15.2%

Note: Effective October 1, 2014, European Capital's financial results have been consolidated with the financial results of American Capital.

ACAM

        ACAM had a cost basis and fair value of $636 million and $1,033 million, respectively, as of March 31, 2016. During the three months ended March 31, 2016, American Capital recognized $151 million of unrealized depreciation on its investment in ACAM, primarily due to a reduction in projected management fees for managing AGNC and MTGE partially due to a decrease in the equity capital of each company as a result of share repurchases and net realized losses. During the three months ended March 31, 2015, American Capital recognized $4 million of unrealized depreciation on its investment in ACAM.

        During the year ended December 31, 2015, American Capital recognized $199 million of unrealized depreciation on its investment in ACAM primarily due to a reduction in projected management fees for managing AGNC and MTGE due to a decrease in the equity capital of each company as a result of share repurchases and net realized losses. During the year ended December 31, 2015, AGNC and MTGE repurchased $285 million and $53 million of common stock, respectively. During the year ended December 31, 2015, AGNC and MTGE had realized losses of $443 million and $69 million, respectively.

        During the year ended December 31, 2014, American Capital recognized $222 million of unrealized appreciation on its investment in ACAM primarily due to multiple expansion, increases in actual and forecasted growth for AGNC and MTGE and projected fees for managing ACE III, partially offset by increased costs associated with fund development activities.

        During the year ended December 31, 2013, American Capital recognized $165 million of unrealized depreciation on its investment in ACAM primarily due to a reduction in projected management fees for managing AGNC and MTGE due to a decrease in the equity capital of each company as a result of share repurchases and net realized losses. During the year ended December 31, 2013, AGNC raised $1.8 billion of equity capital. During the year ended December 31, 2013, MTGE raised $584 million of equity capital. During the year ended December 31, 2013, AGNC and MTGE repurchased $856 million and $154 million of common stock, respectively. During the year ended December 31, 2013, AGNC and MTGE had realized losses of $1.3 billion and $41 million, respectively.

Senior Floating Rate Loans

        For the years ended December 31, 2015 and 2014, Senior Floating Rate Loans experienced net unrealized depreciation of $11 million and $24 million, respectively, primarily driven by price declines in the broadly-syndicated loan market.

Structured Products Investments

        American Capital has investments in Structured Products (which includes investment and non-investment grade tranches of CLO, CDO and CMBS securities) with a cost basis and fair value of $532 million and $349 million, respectively, as of March 31, 2016. During the three months ended March 31, 2016, American Capital collected cash proceeds of $76 million from Structured Products investments, of which $55 million was deemed a return of capital and $21 million was recognized as interest income. During the three months ended March 31, 2015, American Capital collected cash proceeds of $29 million from its Structured Products investments, of which $5 million was deemed a return of capital and $24 million was recognized as interest income. During the three months ended March 31, 2016, American Capital recorded $30 million of net unrealized depreciation in Structured Products investments primarily due to declining dealer marks and decreasing spreads on underlying collateral as certain investments are nearing the end of their life. During the three months ended March 31, 2015, American Capital recorded $3 million of net unrealized depreciation in Structured Products investments.

        During the year ended December 31, 2015, American Capital realized cash proceeds of $470 million and recognized interest income of $105 million from Structured Products investments. During the year ended December 31, 2014, American Capital realized cash proceeds of $192 million and recognized interest income of $65 million from its Structured Products investments. During the year ended December 31, 2015, American Capital recorded $125 million of net unrealized depreciation on its Structured Products investments primarily due to a decline in forecasted cash flows and lower dealer marks in its CLO portfolio. During the year ended December 31, 2014, American Capital recorded $5 million of net unrealized appreciation on Structured Products investments primarily due to an increase in the fair value of marketable equity securities held within one of its CLO investments. During the year ended December 31, 2013, American Capital recorded $41 million of net unrealized depreciation on its Structured Products investments primarily due to unrealized depreciation on its investments in CLO and CDO portfolios of commercial loans due to decreasing spreads on underlying collateral as investments are nearing the end of their life.

Derivative Agreements and Other and WRH, Inc. Equity Option

        For interest rate agreements, American Capital estimates the fair value based on the estimated net present value of the future cash flows using a forward interest rate yield curve in effect as of the end of the measurement period, adjusted for nonperformance risk, if any, including an evaluation of its credit risk and its counterparty's credit risk. A negative fair value would represent an amount American Capital would have to pay a third party and a positive fair value would represent an amount American Capital would receive from a third party to assume American Capital's obligation under an interest rate agreement. The derivative agreements generally appreciate or depreciate primarily based on relative market interest rates and their remaining term to maturity as well as changes in American Capital's and its counterparty's credit risk.

        During the three months ended March 31, 2016 and 2015, American Capital recorded $13 million and $43 million of net unrealized appreciation, respectively, from derivative agreements and other, primarily due to the reversal of unrealized depreciation on the redemption of Redeemable Preferred Shares. During the three months ended March 31, 2015, American Capital recorded $37 million of unrealized depreciation on the WRH, Inc. Equity Option due to an increase in the fair value of the Equity Option.

        During the year ended December 31, 2015, American Capital recorded $39 million of net unrealized appreciation from derivative agreements and other, primarily due to the reversal of unrealized depreciation on the redemption of Redeemable Preferred Shares. During the year ended December 31, 2015, American Capital recorded $28 million of unrealized appreciation on the WRH, Inc. Equity Option due to the reversal of unrealized depreciation from ACE III's exercising of the Equity Option on April 1, 2015. During the year ended December 31, 2014, American Capital recorded $24 million of net unrealized depreciation from derivative agreements and other, primarily due to a decrease in the fair value of contingent earnout payments related to the sale of SPL Acquisition Corp. During the year ended December 31, 2014, American Capital recorded $28 million of unrealized depreciation on the WRH, Inc. Equity Option due to an increase in the fair value of the Equity Option. During the year ended December 31, 2013, American Capital recorded $19 million of net unrealized appreciation from derivative agreements and other, primarily due to reversals of unrealized depreciation upon realization of losses for terminated interest rate derivative agreements. The fair value of the liability for American Capital's derivative agreements as of December 31, 2015, 2014 and 2013 was $5 million, $84 million and $9 million, respectively.

Financial Condition, Liquidity and Capital Resources

        American Capital's primary sources of liquidity are its investment portfolio, cash and cash equivalents and the available capacity under its various revolving credit facilities.

        As of March 31, 2016, American Capital had $364 million of cash and cash equivalents and $32 million of restricted cash and cash equivalents. During the three months ended March 31, 2016 and 2015, American Capital principally funded its operations from (1) cash receipts from interest, dividend and fee income from its investment portfolio and (2) cash proceeds from the realization of portfolio investments.

        As of March 31, 2016, American Capital's required payments for its borrowings for the next twelve months consists of $4.5 million scheduled amortization on American Capital's secured term loan and $104 million for the outstanding balance on its $250 million revolving credit facility. On January 6, 2016, the $500 million revolving credit facility was repaid in full and terminated.

        As of December 31, 2015, American Capital had $483 million of cash and cash equivalents and $46 million of restricted cash and cash equivalents and $550 million of available capacity under its various revolving credit facilities. During the years ended December 31, 2015, 2014 and 2013, American Capital principally funded its operations from (1) cash receipts from interest, dividend and fee income from its investment portfolio, (2) cash proceeds from the realization of portfolio investments and (3) draws under its various revolving credit facilities.

        As of December 31, 2015, American Capital's required payments on debt obligations for the next twelve months consists of $4.5 million scheduled amortization on its secured term loan, $167 million for the outstanding balance on its $250 million revolving credit facility and $33 million for the outstanding balance on its $500 Million revolving credit facility. On January 6, 2016, the $500 million revolving credit facility was repaid in full and terminated. American Capital believes that it will continue to generate sufficient cash flow through the receipt of interest, dividend and fee payments from its investment portfolio, as well as cash proceeds from the realization of select portfolio investments, to allow American Capital to continue to service its debt, pay its operating costs and expenses, fund capital to its current portfolio companies and originate new investments. However, there is no certainty that American Capital will be able to generate sufficient liquidity.

Operating, Investing and Financing Cash Flows

        For the three months ended March 31, 2016, net cash provided by operations was $50 million. For the three months ended March 31, 2015, net cash used in operations was $12 million. American Capital's cash flow from operations for the three months ended March 31, 2016 and 2015 was primarily from the collection of interest, dividends and fees on its investment portfolio, less operating expenses and the redemption of Redeemable Preferred Shares.

        For the three months ended March 31, 2016, net cash provided by investing was $488 million. For the three months ended March 31, 2015, net cash used in investing activities was $488 million. American Capital's cash flow from investing activities included cash proceeds from the realization of portfolio investments totaling $635 million and $225 million for the three months ended March 31, 2016 and 2015, respectively. As of March 31, 2016, American Capital had portfolio investments totaling $4.7 billion at fair value, including $2.3 billion in debt investments, $2.1 billion in equity investments and approximately $0.3 billion in Structured Products investments. However, a majority of American Capital's investments are generally illiquid and no active primary or secondary market exists for the trading of these investments and American Capital's estimates of fair value may differ significantly from the values that may be ultimately realized. American Capital is generally repaid or exit its investments upon a change of control event of the portfolio company, such as a sale or recapitalization of the portfolio company.

        For the three months ended March 31, 2016, net cash used in financing activities was $657 million. For the three months ended March 31, 2015, net cash provided by financing activities was $312 million. The primary use of cash from financing activities during the three months ended March 31, 2016 was payments on American Capital's revolving credit facilities of $368 million and repurchases of its common stock of $297 million. American Capital's cash flow from financing activities during the three months ended March 31, 2015 was primarily from proceeds received on its revolving credit facilities of $304 million.

        For the years ended December 31, 2015, 2014 and 2013, net cash provided by operations was $270 million, $145 million and $193 million, respectively. American Capital's cash flow from operations for the years ended December 31, 2015, 2014 and 2013 was primarily from the collection of interest, dividends and fees on American Capital's investment portfolio, less operating expenses and the redemption of Redeemable Preferred Shares.

        For the years ended December 31, 2015 and 2013, net cash provided by investing activities was $415 million and $173 million, respectively. For the year ended December 31, 2014, net cash used in investing activities was $504 million. American Capital's cash flow from investing activities included cash proceeds from the realization of portfolio investments totaling $3.7 billion, $2.8 billion and $1.2 billion for the years ended December 31, 2015, 2014 and 2013, respectively. Cash used for purchases and originations of investments totaled $3.4 billion, $3.2 billion and $1.0 billion for the years ended December 31, 2015, 2014 and 2013, respectively. The net cash used in investing activities for the year ended December 31, 2014 and the increase in purchases and originations of investments for the years ended December 31, 2015 and 2014 was driven by expansion of the Senior Floating Rate Loan portfolio. As of December 31, 2015, American Capital had portfolio investments totaling $5.0 billion at fair value, including $2.5 billion in debt investments, $2.1 billion in equity investments and $0.4 billion in Structured Products investments. However, a majority of American Capital's investments are generally illiquid and no active primary or secondary market exists for the trading of these investments and American Capital's estimates of fair value may differ significantly from the values that may be ultimately realized. American Capital is generally repaid or exits its investments upon a change of control event of the portfolio company, such as a sale or recapitalization of the portfolio company.

        For the years ended December 31, 2015 and 2013, net cash used in financing activities was $864 million and $382 million, respectively. For the year ended December 31, 2014, net cash provided by financing activities was $663 million. The primary use of cash from financing activities during the year ended December 31, 2015 was payments on American Capital's revolving credit facilities of $305 million and repurchases of common stock of $526 million. American Capital's cash flow from financing activities during the year ended December 31, 2014 was primarily from proceeds received on its revolving credit facilities of $777 million driven by the expansion of the Senior Floating Rate Loan portfolio, partially offset by repurchases of common stock of $137 million. The primary use of cash from financing activities during the year ended December 31, 2013 was debt payments on asset securitizations of $178 million and repurchases of common stock of $561 million.

Debt Capital

        As a BDC, American Capital is permitted to issue senior securities in any amounts as long as immediately after such issuance American Capital's asset coverage is at least 200%, or equal to or greater than its asset coverage prior to such issuance, after taking into account the payment of debt with proceeds from such issuance. Asset coverage is defined as the ratio of the value of the total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. However, if American Capital's asset coverage is below 200%, American Capital may also borrow amounts up to 5% of its total assets for temporary purposes even if that would cause its asset coverage ratio to further decline. As of March 31, 2016, American Capital's borrowings, excluding deferred financing costs and discounts, were $895 million and American Capital's asset coverage was 600%.

        The following table sets forth the scheduled amortization on the secured term loans and unsecured private notes:

August 2016	$4.5 million
Secured Term Loans due August 2017	Outstanding Balance
Unsecured Private Notes due September 2018	Outstanding Balance

        The following table sets forth the outstanding balances on American Capital's revolving credit facilities as of March 31, 2016 (in millions):

Outstanding Balance
Secured revolving credit facility due August 2016, $250 million commitment	$104
Secured revolving credit facility due March 2017, $100 million commitment	—

Total	$104

Equity Capital

        As a BDC, American Capital is generally not able to issue or sell its common stock at a price below its net asset value per share, exclusive of any distributing commission or discount, except (1) with the prior approval of a majority of its stockholders, (2) in connection with a rights offering to its existing stockholders, or (3) under such other circumstances as the SEC may permit. As of March 31, 2016, American Capital's net asset value was $20.14 per share and its closing market price was $15.24 per share.

        During 2011, the American Capital board of directors adopted a program that may provide for share repurchases or dividend payments (the "Program") but suspended repurchases in March 2014. During the first quarter of 2015, the American Capital board of directors reinstated authorization for share repurchases. The American Capital board of directors modified the Program during the fourth quarter of 2015 to authorize the purchase of $600 million to $1 billion of common stock through June 30, 2016 at prices per share below 85% of American Capital's most recent quarterly net asset value per share, subject to certain conditions. American Capital has entered into a Rule 10b5-1 trading plan to undertake accretive share repurchases on a non-discretionary basis up to the $1 billion limit. During the three months ended March 31, 2016, American Capital repurchased a total of 21.2 million shares of its common stock in the open market for $297 million at an average price of $13.96 per share. During the year ended December 31, 2015, American Capital repurchased a total of 36.9 million shares of its common stock in the open market for $526 million at an average price of $14.25 per share. During the year ended December 31, 2014, American Capital repurchased a total of 8.9 million shares of its common stock in the open market for $137 million at an average price of $15.38 per share. During the year ended December 31, 2013, American Capital repurchased a total of 40.4 million shares of its common stock in the open market for $561 million at an average price of $13.90 per share.

Contractual Obligations

        A summary of American Capital's contractual payment obligations as of March 31, 2016 are as follows (in millions):

	Payment Due by Period
	Total	Less than 1 year	2–3 years	4–5 years	After 5 years
Secured revolving credit facility due August 2016	$104	$104	$—	$—	$—
Secured Term Loan due August 2017	441	5	436	—	—
Unsecured Private Notes due September 2018	350	—	350	—	—
Interest payments on debt obligations(1)	82	40	42	—	—
Operating leases(2)	117	13	28	25	51

Total	$1,094	$162	$856	$25	$51

(1)
For variable rate debt, future interest payments are based on the interest rate as of March 31, 2016.

(2)
Net of estimated sublease revenue.

Off Balance Sheet Arrangements

        American Capital has non-cancelable operating leases for office space and office equipment. The leases expire over the next eleven years and contain provisions for certain annual rental escalations. However, certain of the non-cancelable operating leases for office space have been subleased to third-party tenants and American Capital may attempt to further sublease excess office space in the future.

        As of December 31, 2015, American Capital had commitments under loan and financing agreements to fund up to $213 million to 28 portfolio companies. These commitments are primarily composed of working capital credit facilities, acquisition credit facilities and subscription agreements. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and availability under borrowing base thresholds. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in American Capital's portfolio. As of December 31, 2015, European Capital and its affiliates had a commitment of $62 million to fund European Capital UK SME Debt LP and $100 million to fund a European Capital debt fund. In addition, as of December 31, 2015, ACAM had a commitment of $125 million to American Capital Equity III, LP, which is to be funded by an equity investment from American Capital.

        As of March 31, 2016, American Capital had commitments under loan and financing agreements to fund up to $189 million to 23 portfolio companies. These commitments are primarily composed of working capital credit facilities, acquisition credit facilities and subscription agreements. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and availability under borrowing base thresholds. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in American Capital's portfolio.

        As of March 31, 2016, European Capital and its affiliates had commitments of $59 million to fund European Capital UK SME Debt LP and $90 million to fund European Capital Private Debt LP. In addition, as of March 31, 2016, ACAM had a commitment of $111 million to American Capital Equity III, LP, which is expected to be funded by an equity investment from American Capital.

        A summary of American Capital's loan and equity commitments as of March 31, 2016 is as follows (in millions):

	Amount of Commitment Expiration by Period
	Total	Less than 1 year	1–3 years	4–5 years	After 5 years
Loan and equity commitments	$189	$62	$74	$24	$29

Non-Performing Loans Analysis

        American Capital stops accruing interest on its debt investments when it is determined that interest is no longer collectible. American Capital's valuation analysis serves as a critical piece of data in this determination. A significant change in the portfolio company valuation assigned by American Capital could have an effect on the amount of American Capital's loans on non-accrual status.

American Capital Non-Performing Loans

        As of March 31, 2016, American Capital loans on non-accrual status for 8 portfolio companies had a cost basis and fair value of $185 million and $115 million, respectively. As of March 31, 2016, December 31, 2015 and December 31, 2014, current loans, past due accruing loans and loans on non-accrual status were as follows (dollars in millions):

	March 31, 2016	December 31, 2015	December 31, 2014
Current	$2,103	$2,276	$3,248

0–30 days past due	—	—	—
31–60 days past due	51	—	—
61–90 days past due	13	—	—
Greater than 90 days past due	—	—	—

Total past due accruing loans at cost	64	—	—
Non-accruing loans at cost	185	185	201

Total loans at cost	$2,352	$2,461	$3449

Non-accruing loans at fair value	$115	$103	$116
Total loans at fair value	$2,243	$2,352	$3,311
Non-accruing loans at cost as a percent of total loans at cost	7.9%	7.5%	5.8%
Non-accruing loans at fair value as a percent of total loans at fair value	5.1%	4.4%	3.5%
Non-accruing loans at fair value as a percent of non-accruing loans at cost	62.2%	55.7%	57.7%

        Non-accruing loans at cost remained stable from December 31, 2015 to March 31, 2016 primarily due to $26 million of exits and write-offs, which was fully offset by $18 million of loans placed on non-accrual status due to weaker portfolio company performance, $13 million of fundings on prior period unfunded commitments and $2 million of PIK allowance reversals. In addition, the cost basis of existing non-accrual loans decreased by $7 million.

        Non-accruing loans at cost decreased $16 million from December 31, 2014 to December 31, 2015 primarily due to $94 million of loan restructurings, exits and write-offs and $17 million of loans removed from non-accrual status due to improved performance, partially offset by $58 million of loans placed on non-accrual status due to weaker portfolio company performance and $33 million of fundings on prior period unfunded commitments and approximately $7 million due to PIK allowance reversals. In addition, the cost basis of existing non-accrual loans decreased by $3 million.

        During 2015, American Capital recapitalized two portfolio companies by exchanging its loans for common and preferred equity securities that had a cost basis and fair value of $61 million.

        During 2014, American Capital recapitalized one portfolio company by exchanging a loan for common equity securities that had a cost basis and fair value of $9 million. Of these recapitalizations, loans which were on non-accrual status had a cost basis and fair value of $9 million.

European Capital Non-Performing Loans

        As of March 31, 2016, European Capital loans on non-accrual status for 4 portfolio companies had a cost basis and fair value of $97 million and $22 million, respectively. As of March 31, 2016, December 31, 2015 and December 31, 2014, current loans, past due accruing loans and loans on non-accrual status were as follows (dollars in millions):

	March 31, 2016	December 31, 2015	December 31, 2014
Current	$28	$92	$340

0–30 days past due	—	—	—
31–60 days past due	—	—	—
61–90 days past due	—	—	—
Greater than 90 days past due	—	—	—

Total past due accruing loans at cost	—	—	—
Non-accruing loans at cost	97	95	170

Total loans at cost	$125	$187	$510

Non-accruing loans at fair value	$22	$18	$32
Total loans at fair value	$45	$107	$361
Non-accruing loans at cost as a percent of total loans at cost	77.6%	50.8%	33.3%
Non-accruing loans at fair value as a percent of total loans at fair value	48.9%	16.8%	8.9%
Non-accruing loans at fair value as a percent of non-accruing loans at cost	22.7%	18.9%	18.8%

        Non-accruing loans at cost increased $2 million from December 31, 2015 to March 31, 2016 primarily due to a $2 million increase due to foreign currency translation.

        During the first quarter of 2016, European Capital recapitalized one portfolio company by exchanging loans for common and preferred equity securities that had a cost basis and fair value of $39 million and $41 million, respectively.

        Non-accruing loans at cost decreased $75 million from December 31, 2014 to December 31, 2015 primarily due to $43 million of loans removed from non-accrual status due to improved portfolio company performance, $42 million of loan restructurings and write-offs, $14 million decrease due to foreign currency translation, $2 million for reserves of accrued PIK interest, partially offset by $14 million of loans placed on non-accrual status due to weaker portfolio performance and $11 million due to PIK allowance reversals.

        During 2015, American Capital recapitalized one portfolio company by exchanging a loan for common equity securities that had a cost basis of $25 million and no fair value.

Impact of Inflation

        American Capital believes that inflation can influence the value of its investments through the impact it may have on interest rates, the capital markets, the valuations of business enterprises and the relationship of the valuations to underlying earnings.

Critical Accounting Policies

        The discussion and analysis of American Capital's financial condition and results of operations are based on American Capital's consolidated financial statements, which have been prepared in accordance with GAAP. The preparation of these financial statements in accordance with GAAP requires American Capital to utilize accounting policies and make certain estimates and assumptions that could affect the reported amounts of assets, liabilities, revenues, expenses and the related disclosures. American Capital bases its assumptions, estimates and judgments on historical experience, current trends and other factors that management believes to be relevant at the time the consolidated financial statements are prepared.

        Management believes that the following critical accounting policies are the most affected by judgments, estimates and assumptions. Management has reviewed these critical accounting policies and related disclosures with American Capital's independent auditor and the Audit, Compliance and Valuation Committee of the American Capital board of directors. Although American Capital believes that its judgments and estimates are appropriate and correct, actual results may differ from those estimates. See "Risk Factors—Risks Relating to American Capital" for more information on certain matters bearing risks on American Capital's future results of operations.

Valuation of Investments

        American Capital's investments consist of loans and securities issued by public and privately-held companies, including senior debt, mezzanine debt, equity warrants and preferred and common equity securities. American Capital also invests in Structured Products, which include CLO securities and CMBS.

        American Capital fair values its investments in accordance with the Investment Company Act and ASC 820 as determined in good faith by the American Capital board of directors. American Capital undertakes a multi-step valuation process each quarter to determine the fair value of its investments in accordance with ASC 820. The quarterly valuation process begins with the development of a preliminary valuation recommendation for each investment by the FACT team, which is composed of valuation and audit professionals responsible for monitoring portfolio compliance and valuations. In preparing the preliminary valuation recommendations, FACT receives assistance from American Capital's investment professionals that both originated and monitor the investment as well as assistance from other departments including operations, accounting and legal. The preliminary valuation recommendations are reviewed by senior management and then presented to the Audit, Compliance and Valuation Committee for review and approval. Subsequent to the approval from the Audit, Compliance and Valuation Committee, the valuation recommendations are sent to the American Capital board of directors for final approval.

        When available, American Capital bases the fair value of its investments that trade in active markets on directly observable market prices or on market data derived for comparable assets. For restricted securities of companies that are publicly traded, the value is based on the closing market quote on the valuation date less a discount for the restriction. For all other investments, inputs used to measure fair value reflect management's best estimate of assumptions that would be used by market participants in pricing the investment in a hypothetical transaction. For these investments, American Capital estimates the fair value of its senior debt, mezzanine debt, redeemable and convertible preferred equity, common equity and equity warrants using either an enterprise value waterfall methodology, which generally combines market and income approaches, or a market yield valuation methodology, which utilizes the income approach. American Capital estimates the fair value of its Structured Products using the market and income approaches, third party broker quotes and counterparty marks.

        ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

        ASC 820 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The price used to measure the fair value is not adjusted for transaction costs while the cost basis of the investments may include initial transaction costs. Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market for an asset is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset. In determining the principal market for an asset under ASC 820, it is assumed that the reporting entity has access to the market as of the measurement date. If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

        The levels of fair value inputs used to measure American Capital's investments are characterized in accordance with the fair value hierarchy established by ASC 820. Where inputs for an asset or liability fall in more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment's fair value measurement. American Capital uses judgment and considers factors specific to the investment in determining the significance of an input to a fair value measurement. American Capital's policy is to recognize transfers in and out of levels as of the beginning of each reporting period. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:

  •
  Level 1:  Level 1 inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

  •
  Level 2:  Level 2 inputs are inputs, other than quoted prices included within Level 1, which are observable for the asset or liability, either directly or indirectly.

  •
  Level 3:  Level 3 inputs are unobservable and cannot be corroborated by observable market data. As of December 31, 2015, American Capital uses Level 3 inputs for measuring the fair value of its investments as follows:

        The principal market in which American Capital would sell its Senior Floating Rate Loans and certain of its non-controlled Sponsor Finance debt investments is an active over-the-counter secondary market. For other debt and equity investments, there is no active market and American Capital is generally repaid its debt investment or sells its equity investment upon a change of control transaction such as through the mergers and acquisition ("M&A") market. Accordingly, the market in which American Capital would sell certain of its non-controlled debt and all of its equity investments is the M&A market. However, under ASC 820, American Capital has identified the M&A market as the principal market for its investments in these portfolio companies only if American Capital has the ability to control the decision to sell the portfolio company as of the measurement date. American

Capital determines whether it has the ability to control the decision to sell a portfolio company based on its ability to control or gain control of the board of directors of the portfolio company as of the measurement date and rights within the stockholders agreement. In evaluating if American Capital can control or gain control of a portfolio company as of the measurement date, American Capital includes its equity securities and those securities held by entities managed by its wholly-owned portfolio company, ACAM, on a fully diluted basis. For investments in portfolio companies for which American Capital does not have the ability to control or gain control as of the measurement date and for which there is no active market, the principal market under ASC 820 is a hypothetical secondary market.

        Accordingly, American Capital uses the M&A market as the principal market for its investments in portfolio companies that American Capital controls or can gain control as of the measurement date, and American Capital uses a hypothetical secondary market for its investments in portfolio companies that American Capital does not control or cannot gain control as of the measurement date. However, to the extent that an active market exists for such investments, American Capital will consider that as the principal market. American Capital's valuation policy considers the fact that no ready active market exists for a significant amount of its investments and that the fair value for its investments must typically be determined using unobservable inputs.

  Enterprise Value Waterfall Methodology

        For investments in portfolio companies that American Capital has identified the M&A market as the principal market, American Capital estimates the fair value based on the enterprise value waterfall ("Enterprise Value Waterfall") valuation methodology. For minority equity securities in which the principal market is the hypothetical secondary market, American Capital also estimates the fair value using the Enterprise Value Waterfall valuation methodology.

        Under the Enterprise Value Waterfall valuation methodology, American Capital estimates the enterprise value of a portfolio company and then waterfall the enterprise value over the portfolio company's securities in order of their preference relative to one another. In applying the Enterprise Value Waterfall valuation methodology, American Capital considers that in a change of control transaction, its loans are generally required to be repaid at par and that a buyer cannot assume the loan.

        To estimate the enterprise value of the portfolio company, American Capital prepares an analysis of traditional valuation methodologies including valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, estimating the liquidation or collateral value of the portfolio company's assets, third party valuations of the portfolio company, offers from third parties to buy the portfolio company and considering the value of recent third-party investments in the equity securities of the portfolio company. Significant inputs in these valuation methodologies to estimate enterprise value include the historical or projected operating results of the portfolio company, selection of comparable companies, discounts or premiums to the prices of comparable companies and discount rates applied to the forecasted cash flows. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for non-recurring items or to normalize the operating results that may require significant judgment in its determination. In addition, projecting future financial results requires significant judgment regarding future growth assumptions. In evaluating the operating results, American Capital also analyzes the impact of exposure to litigation, loss of customers or other contingencies.

        The selection of a population of comparable companies requires significant judgment, including a qualitative and quantitative analysis of the comparability of the companies. In determining a discount or premium, if any, to prices of comparable companies, American Capital uses significant judgment for factors such as size, marketability, relative performance, and for portfolio companies in which American

Capital controls, a control premium to the market price of comparable public companies. In determining a discount rate to apply to forecasted cash flows, American Capital uses significant judgment in the development of an appropriate discount rate including the evaluation of an appropriate risk premium.

        In valuing convertible debt, equity or other similar securities, American Capital value its investment based on its priority in the waterfall and based on its pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. American Capital values non-convertible debt at the face amount of the debt to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the portfolio company, American Capital reduces the fair value of its debt investment beginning with the junior most debt such that the enterprise value less the fair value of the outstanding debt is zero.

  Market Yield Valuation Methodology

        For debt and redeemable preferred equity investments in portfolio companies for which American Capital is required to identify a hypothetical secondary market as the principal market, American Capital estimates the fair value based on the assumptions that American Capital believes hypothetical market participants would use to value the investment in a current hypothetical sale using a market yield ("Market Yield") valuation methodology.

        For debt and redeemable preferred equity investments of American Capital's investment portfolio for which American Capital does not control or cannot gain control as of the measurement date and no active market exists, American Capital estimates the fair value based on such factors as third party broker quotes and American Capital's assumptions in the absence of market observable data, including estimated remaining life, current market yield and interest rate spreads of similar loans and securities as of the measurement date. American Capital weights the use of third party broker quotes, if any, in determining fair value based on its understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. American Capital estimates the remaining life based on market data of the average life of similar loans. However, if American Capital has information available that the loan is expected to be repaid in the near term, American Capital would use an estimated remaining life based on the expected repayment date, including considering the current maturity date of the loan. The average life used to estimate the fair value of American Capital's loans may be shorter than the legal maturity of the loans since American Capital's loans have historically been prepaid prior to the maturity date. The current interest rate spreads used to estimate the fair value of loans is based on the current interest rate spreads on similar loans. American Capital uses significant judgment in determining the estimated remaining life as well as the current market yield and interest rate spreads. If there is a significant deterioration of the credit quality of a loan, American Capital may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

        American Capital fair values its investments in Structured Products based on such factors as third party broker quotes, counterparty marks, purchases or sales of the same or similar securities, and its cash flow forecasts. Cash flow forecasts are subject to assumptions a market participant would use regarding the investments' underlying collateral including, but not limited to, assumptions of default and recovery rates, reinvestment spreads and prepayment rates. Cash flow forecasts are discounted using a market participant's market yield assumptions that are derived from multiple sources including, but not limited to, third party broker quotes, industry research reports and transactions of securities and indices with similar structure and risk characteristics. American Capital weights the use of third party broker quotes or counterparty marks, if any, in determining fair value based on the correlation of changes in third party broker quotes with underlying performance and other market indices.

  Third Party Vendor Pricing

        For debt investments that trade in an active market or that have similar assets that trade in an active market, American Capital estimates the fair value based on evaluated prices from a nationally recognized, independent pricing service or from third party brokers who make markets in such debt instruments. When possible, American Capital makes inquiries of third party pricing sources to understand their use of significant inputs and assumptions. American Capital reviews the price provided by the third party pricing service and perform procedures to validate their reasonableness, including a review and analysis of executable broker quote(s), range and dispersion of third party estimates, frequency of pricing updates, yields of similar securities or other qualitative and quantitative information. If the prices provided by the pricing service are consistent with such information, American Capital will generally use the price provided by the pricing service as fair value.

  Investments in Investment Funds

        For an investment in an investment fund that does not have a readily determinable fair value, American Capital measures the fair value of its investment predominately based on the net asset value per share of the investment fund if the net asset value of the investment fund is calculated in a manner consistent with the measurement principles of ASC 946 as of the measurement date, including measurement of all or substantially all of the underlying investments of the investee in accordance with ASC 820. However, in determining the fair value of its investment, American Capital may make adjustments to the net asset value per share in certain circumstances, based on its analysis of any restrictions on redemption of its shares of its investment as of the measurement date, any restrictions on the ability to receive dividends, comparisons of market price to net asset value per share of comparable publicly traded funds and trades or sales of comparable private and publicly traded funds, recent actual sales or redemptions of shares of the investment fund, public to private liquidity discounts, expected future cash flows available to equity holders including the rate of return on those cash flows compared to an implied market return on equity required by market participants, or other uncertainties surrounding its ability to realize the full net asset value of the investment fund.

  Partnership Interests

        For an investment in a partnership, American Capital measures the fair value of its investment based on the net asset value per share of the partnership or its equivalent as a practical expedient to measure an alternative investment at fair value consistent with the measurement principles of ASC 820, as amended by ASU 2009-12, Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent). American Capital makes this election on an investment-by-investment basis and applies consistently to its entire position in the investment, unless it is probable at the measurement date that American Capital will sell all or a portion of its investment at an amount other than net asset value per share.

  Interest Rate Derivatives

        For interest rate derivative agreements, American Capital estimates the fair value based on the estimated net present value of the future cash flows using a forward interest rate yield curve in effect as of the end of the measurement period, adjusted for nonperformance risk, if any, including a quantitative and/or qualitative evaluation of both its credit risk and counterparty credit risk. American Capital considers the impact of any collateral requirements, credit enhancements or netting arrangements in evaluating credit risk.

Interest and Dividend Income Recognition

        Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. OID and purchased discount and premiums are accreted into interest income using the effective interest method, where applicable. Loan origination fees are recorded as fee income upon receipt or deferred and accreted into interest income using the effective interest method. American Capital records prepayment premiums on loans and other investments as interest income when such amounts are received. Dividend income is recognized on the ex-dividend date for publicly traded portfolio companies and the record date for private portfolio companies for common equity securities. Dividend income is recognized on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected or realized. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, American Capital will assess many factors including a portfolio company's cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amounts are recorded first as a reduction of American Capital's investment and then as a realized gain on investment. American Capital stops accruing interest or dividends on its investments when it is determined that the interest or dividend is not collectible. American Capital assesses the collectability of the interest and dividends based on many factors including the portfolio company's ability to service American Capital's loan based on current and projected cash flows as well as the current valuation of the portfolio company's total enterprise value. For investments with PIK interest and cumulative dividends, American Capital bases income and dividend accruals on the valuation of the PIK notes or securities received from the borrower or the redemption value of the security. If the portfolio company valuation indicates a value of the PIK notes or securities that is not sufficient to cover the contractual interest or dividend, American Capital will not accrue interest or dividend income on the notes or securities and will record an allowance for any accrued interest or dividend receivable as a reduction of interest or dividend income in the period American Capital determines it is not collectible.

        American Capital also receives interest and dividend income from its debt and equity investments in its asset management company, ACAM. Interest income from ACAM is recorded on an accrual basis to the extent that such amounts are expected to be collected. Dividend income is recorded on the record date.

        A change in the portfolio company valuation assigned by American Capital could have an effect on American Capital's recognition of interest income on debt investments and dividend income of preferred stock investments. Also, a change in a portfolio company's operating performance and cash flows can impact a portfolio company's ability to service American Capital's debt and therefore could impact American Capital's interest income recognition.

        Interest income on Structured Products is recognized using the effective interest method as required by ASC 325-40. Under ASC 325-40, at the time of purchase, American Capital estimates the future expected cash flows and determines the effective yield of an investment based on these estimated cash flows and the cost basis of the investment. Subsequent to the purchase, these estimated cash flows are updated quarterly and a revised effective yield is calculated prospectively in accordance with ASC 320-10-35, Investment-Debt and Equity Securities. In the event that the fair value of an investment decreases below its current amortized cost basis, American Capital may be required to write down the current amortized cost basis for a credit loss or to fair value depending on American Capital's hold expectations for the investment. Reference Amount is used to calculate the effective yield used for interest income recognition purposes over the remaining life of the investment. American Capital is precluded from reversing write downs for any subsequent increase in the expected cash flows of an investment with the effect of increasing total interest income over the life of the investment and increasing the realized loss recorded on the sale or redemption of the investment by the amount of the credit loss write down. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties and contingencies. These include the amount and timing of principal payments

(including prepayments, repurchases, defaults and liquidations), the pass through or coupon rate, and interest rate fluctuations. In addition, interest payment shortfalls due to delinquencies on the underlying loans and the timing and magnitude of projected credit losses on the loans underlying the securities have to be estimated. These uncertainties and contingencies are difficult to predict and are subject to future events that may impact American Capital's estimates and interest income. As a result, actual results may differ significantly from these estimates. During the three months ended March 31, 2016, American Capital recorded $10 million in credit loss write downs on seven Structured Products investments, and $20.5 in credit loss write downs to current amortized cost basis on six Structured Products investments during the year ended December 31, 2015. As of March 31, 2016, in aggregate, the amortized cost basis of American Capital's Structured Products investment portfolio exceeded the Reference Amount by approximately $110 million.

Income Taxes

        As of March 31, 2016, American Capital had a net deferred tax asset of $572 million associated with its total ordinary deferred tax assets. American Capital has a valuation allowance against $188 million of its ordinary deferred tax assets. American Capital also has $183 million in total capital deferred tax assets and $189 million in total capital deferred tax liabilities, which have a $167 million reserve through a valuation allowance and results in a capital deferred tax liability of $173 million. American Capital has a total net deferred tax asset of $212 million. Assessing the recoverability of a deferred tax asset requires management to consider the company's history of cumulative pretax losses in the prior three years and make estimates related to expectations of future taxable income. Estimates of future taxable income are based on forecasted cash flows from investments and operations, the character of expected income or loss as either capital or ordinary, and the application of existing tax laws in each jurisdiction. American Capital is also required to make estimates related to the expected tax character of recognition of the reversal of the deferred tax assets. To the extent that future cash flows or the amount or character of taxable income differ significantly from these estimates, American Capital's ability to realize the net deferred tax asset could be impacted.

Stock-based Compensation

        American Capital accounts for all share-based payments to employees under ASC 718. American Capital estimates the fair value of its employee stock awards at the date of grant using certain subjective assumptions, such as expected volatility, which is based on a combination of historical and market-based implied volatility, and the expected term of the awards which is based on its historical experience of employee stock option exercises. American Capital's valuation assumptions used in estimating the fair value of share-based awards may change in future periods. American Capital recognizes the fair value of awards over the vesting period or the requisite service period only for those awards expected to vest using an estimated forfeiture rate. In addition, American Capital calculates its pool of excess tax benefits available within capital in excess of par value on its consolidated balance sheets in accordance with the provisions ASC 718.

        No stock options were granted during the three months ended March 31, 2016 and the year ended December 31, 2015. The following table reflects the weighted average fair value per stock option granted during the years ended December 31, 2014 and 2013, as well as the weighted average assumptions used in determining those fair values using a Black-Scholes option pricing model.

	2014	2013
Options granted (in millions)	0.1	3.7
Weighted average fair value per option on grant date	$6.89	$5.88
Expected dividend yield	—%	—%
Expected volatility	42%	41%
Risk-free interest rate	2.1%	1.2%
Expected life (years)	6.8	6.7

        American Capital determines its expected volatility used in the Black-Scholes option pricing model based on a combination of its historical volatility during the expected term of the option and its implied volatility based on the market prices of traded options of its stock.

        Determining the appropriate fair value model and calculating the fair value of share-based payment awards require the input of subjective assumptions, including the expected life of the share-based payment awards and stock price volatility. The assumptions used in calculating the fair value of share-based payment awards represent management's best estimates, but these estimates involve inherent uncertainties and the application of management judgment. As a result, if factors change and American Capital uses different assumptions, its stock-based compensation expense could be materially different in the future. In addition, American Capital is required to estimate the expected forfeiture rate based on historical experience and recognize expense only for those shares expected to vest. If American Capital's actual forfeiture rate is materially different from its estimate, the stock-based compensation expense could be significantly different from what American Capital has recorded in the current period.

Recent Accounting Standards

        In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842) ("ASU 2016-02"), which amends and conforms the guidance on the recognition of assets and liabilities that arise from operating and finance leases. Under ASU 2016-02, all leases create an asset and a liability for the lessee that should be recognized in the statement of financial position as a liability to make lease payments (the lease liability), initially measured at the present value of the lease payments, and a right-of-use asset representing its right to use the underlying asset for the lease term. For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election by class of underlying asset not to recognize lease assets and lease liabilities. ASU 2016-02 also provides clarifying guidance on optional lease payments and variable lease payments as well as the income statement and cash flow presentation of operating and finance leases. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Early adoption is permitted. American Capital does not believe the adoption of ASU 2016-02 will have a material impact on its consolidated financial statements.

        In March 2016, the FASB issued ASU No. 2016-06, Derivatives and Hedging (Topic 815): Contingent Put and Call Options in Debt Instruments (a consensus of the Emerging Issues Task Force) ("ASU 2016-06"), which clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts and requires that an entity assess the embedded call (put) options solely in accordance with the four-step decision sequence in ASC 815. ASU 2016-06 is effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. American Capital does not believe the adoption of ASU 2016-06 will have a material impact on its consolidated financial statements.

        In March 2016, the FASB issued ASU 2016-09, Compensation—Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting ("ASU 2016-09"), which is intended to improve the accounting for share-based payments and affects all organizations that issue share-based payment awards to their employees. ASU 2016-09 primarily simplifies the accounting for and classification of, income taxes related to share-based payment awards, including the impact of income taxes withheld on the classification of awards as equity or liabilities and the classification of income taxes on the statement of cash flows. ASU 2016-09 also permits an entity to elect a forfeiture rate assumption based on the estimated number of awards expected to vest or to account for forfeitures when they occur. ASU 2016-09 is effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. American Capital elected to early adopt ASU 2016-09 effective January 1, 2016. The provisions of ASU 2019-06 should be adopted on a modified retrospective, retrospective or prospective basis, depending on the provision. As a result of the early adoption on January 1, 2016, American Capital recognized a deferred tax asset associated with excess tax benefits and a corresponding cumulative effect adjustment to American Capital's shareholder equity of $16 million on American Capital's consolidated balance sheets.

 SENIOR SECURITIES OF AMERICAN CAPITAL
(dollar amounts in thousands, except per unit data)

        Information about American's Capital's senior securities is shown in the following table as of the end of the last ten fiscal years and as of March 31, 2016. The report of American Capital's independent registered public accounting firm, Ernst & Young, LLP, on the senior securities table as of December 31, 2015, is attached as an exhibit to this document. The "—"indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities[1]	Asset Coverage Per Unit[2]	Involuntary Liquidating Preference Per Unit[3]	Average Market Value Per Unit[4]
Asset Securitizations
2006	$1,676	$2,106	$—	N/A
2007	2,416	2,335	—	N/A
2008	2,099	1,713	—	N/A
2009	1,792	1,562	—	N/A
2010	1,248	2,624	—	N/A
2011	665	4,647	—	N/A
2012	178	8,005	—	N/A
2013	—	—	—	N/A
2014	—	—	—	N/A
2015	—	—	—	N/A
March 31, 2016 (unaudited)	—	—	—	N/A
Secured Private Notes
2006	$—	$—	$—	N/A
2007	—	—	—	N/A
2008	—	—	—	N/A
2009	—	—	—	N/A
2010	472	2,624	—	N/A
2011	47	4,647	—	N/A
2012	597	8,005	—	N/A
2013	449	7,480	—	N/A
2014	444	4,213	—	N/A
2015	437	4,848	—	N/A
March 31, 2016 (unaudited)	438	6,051	—	N/A
Secured Public Notes
2006	$—	$—	$—	N/A
2007	—	—	—	N/A
2008	—	—	—	N/A
2009	—	—	—	N/A
2010	528	2,624	—	524
2011	528	4,647	—	518
2012	—	—	—	N/A
2013	—	—	—	N/A
2014	—	—	—	N/A
2015	—	—	—	N/A
March 31, 2016 (unaudited)	—	—	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities[1]	Asset Coverage Per Unit[2]	Involuntary Liquidating Preference Per Unit[3]	Average Market Value Per Unit[4]
Revolving Debt-Funding Facilities
2006	$1,562	$2,106	$—	N/A
2007	1,466	2,335	—	N/A
2008	1,389	1,713	—	N/A
2009	1,388	1,562	—	N/A
2010	—	—	—	N/A
2011	—	—	—	N/A
2012	—	—	—	N/A
2013	—	—	—	N/A
2014	777	4,213	—	N/A
2015	472	4,848	—	N/A
March 31, 2016 (unaudited)	104	6,051	—	N/A
Unsecured Private Notes
2006	$392	$2,106	$—	N/A
2007	395	2,335	—	N/A
2008	392	1,713	—	N/A
2009	414	1,562	—	N/A
2010	—	—	—	N/A
2011	—	—	—	N/A
2012	—	—	—	N/A
2013	342	7,480	—	N/A
2014	482	4,213	—	N/A
2015	344	4,848	—	N/A
March 31, 2016 (unaudited)	345	6,051	—	N/A
Unsecured Public Notes
2006	$—	$—	$—	N/A
2007	547	2,335	—	495
2008	548	1,713	—	232
2009	548	1,562	—	520
2010	11	2,624	—	11
2011	11	4,647	—	11
2012	—	—	—	N/A
2013	—	—	—	N/A
2014	—	—	—	N/A
2015	—	—	—	N/A
March 31, 2016 (unaudited)	—	—	—	N/A
Other short-term Secured Financing
2006	$296	$2,106	$—	N/A
2007	—	—	—	N/A
2008	—	—	—	N/A
2009	—	—	—	N/A
2010	—	—	—	N/A
2011	—	—	—	N/A
2012	—	—	—	N/A
2013	—	—	—	N/A
2014	—	—	—	N/A
2015	—	—	—	N/A
March 31, 2016 (unaudited)	—	—	—	N/A

1
Total amount of each class of Senior Securities outstanding at the end of the period presented. Total amount of each class of Senior Securities outstanding is expressed in terms of dollar amounts per $1,000,000 of indebtedness.

2
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

3
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

4
Not applicable, except for publicly issued unsecured notes payable, as other senior securities are not registered for public trading. The average market value of the publicly issued unsecured notes payable was based on actual pricing data obtained from third party sources.

 PORTFOLIO COMPANIES OF AMERICAN CAPITAL

        The following table sets forth certain information as of March 31, 2016 (dollars in millions), regarding each portfolio company in which American Capital currently has a debt or equity investment. All such debt and equity investments have been made in accordance with American Capital's investment policies and procedures.

Company	Industry	Investments	# of Shares/ Units Owned	Principal	Cost	Fair Value
ACAS CLO 2007-1, Ltd.		Secured Notes		$8.5	$8.4	$8.3
2 Bethesda Metro Center		Subordinated Notes		25.9	11.6	12.6
14th Floor Bethesda, MD 20814

					20.0	20.9

ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest	90%		1.8	0.5
2 Bethesda Metro Center 14th Floor Bethesda, MD 20814

American Driveline Systems, Inc.	Diversified Consumer Services	Mezzanine Debt		49.0	49.0	49.0
201 Gibraltar Road		Redeemable Preferred Stock	7,121		83.5	9.7
Suite #150 Horsham, PA 19044		Common Stock	289,215		18.2	—

					150.7	58.7

ACAS Real Estate Holdings Corporation	Real Estate	Common Stock	100%	5.0	4.5	9.9
2 Bethesda Metro Center 14th Floor Bethesda, MD 20814

Alcami Holdings LLC	Life Sciences Tools & Services	Senior Debt		103.6	102.8	105.7
2320 Scientific Park Drive		Mezzanine Debt		143.1	142.1	143.1
Wilmington, NC 28405		Redeemable Preferred Stock	84,936		61.1	0.1

					306.0	248.9

American Capital Asset Management, LLC	Capital Markets	Mezzanine Debt(6)		35.0	35.0	35.0
2 Bethesda Metro Center 14th Floor Bethesda, MD 20814		Common Membership Interest(6)	100%		601.1	998.0

					636.1	1,033.0

AmWINS Group, LLC	Insurance	Senior Debt		46.0	45.0	45.1
4725 Piedmont Row Drive, Suite 600 Charlotte, NC 28210

Apidos CLO XVIII, Ltd.		Subordinated Notes		39.4	32.3	20.2
c/o MaplesFS Limited P. O. Box 1093 Boundary Hall, Cricket Square Grand Cayman KY1-1102 CAYMAN ISLANDS

Apidos CLO XXI		Subordinated Notes		12.4	10.9	8.8
c/o MaplesFS Limited, P.O. Box 1093, Boundary Hall, Cricket Square, Grand Cayman KY1-1102, CAYMAN ISLANDS

Ares IIIR/IVR CLO Ltd.		Subordinated Notes		20.0	11.1	3.9
1999 Avenue of the Stars Suite 900 Los Angeles, CA 90067

Babson CLO Ltd. 2006-II		Income Notes		15.0	2.7	—
201 South College Street Suite 2400 Charlotte, NC 28244

Company	Industry	Investments	# of Shares/ Units Owned	Principal	Cost	Fair Value
Babson CLO Ltd. 2013-II		Income Notes		5.0	3.7	2.5
c/o MaplesFS Limited, P.O. Box 1093, Boundary Hall, Cricket Square, Grand Cayman KY1-1102, CAYMAN ISLANDS

Babson CLO Ltd. 2014-I		Subordinated Notes		8.5	6.2	3.3
P.O. Box 1093 Queensgate House Grand Cayman KY1-1102 CAYMAN ISLANDS

Babson CLO Ltd. 2014-II		Subordinated Notes		25.0	19.9	8.5
P.O. Box 1093 Queensgate House Grand Cayman KY1-1102 CAYMAN ISLANDS

BarBri, Inc.	Diversified Consumer Services	Senior Debt		4.0	4.0	3.1
9400 North Central Expressway Suite 613 Dallas, TX 75231

Bellotto Holdings Limited	Household Durables	Redeemable Preferred Stock	7,300,610	2.3	40.5	42.1
Colwick Business Park Private Road No. 2 Colwick, Nottingham NG4 2JR UNITED KINGDOM		Common Stock	2,697,010		92.2	118.7

					132.7	160.8

Bensussen Deutsch & Associates, LLC	Distributors	Senior Debt		43.1	41.3	44.7
15525 Woodinville-Redmond Rd. NE Woodinville, WA 98072		Common Stock	1,224,089		2.2	15.7

					43.5	60.4

BeyondTrust Software, Inc.	Software	Senior Debt		30.1	30.1	29.2
5090 40th St. Suite 400 Phoenix, AZ 85018

Blue Hill CLO, Ltd.		Subordinated Notes		23.1	17.3	5.8
c/o Appleby Trust (Cayman) Ltd. Clifton House, 75 Fort Street PO Box 1350 Grand Cayman KY1-1108 CAYMAN ISLANDS

Blue Topco GmbH	Commercial Services &	Senior Debt		2.4	2.4	2.4
Medienstr. 5b Passau, Bavaria 94036 GERMANY	Supplies	Mezzanine Debt		13.8	7.2	8.3

					9.6	10.7

Blue Wolf Capital Fund II, L.P.	Capital Markets	Limited Partnership Interest			9.0	8.0
48 Wall Street 31 Floor New York, NY 10005

BluePay Processing, LLC	Consumer Finance	Senior Debt		32.8	32.8	32.8
184 Shuman Boulevard Suite 350 Naperville, IL 60563

BRG Sports, Inc.	Leisure Products	Redeemable Preferred Stock	2,009		2.5	3.0
669 Sugar Lane Elyria, OH 44035		Common Units	6,566,655		0.7	—

					3.2	3.0

CAMP International Holding Company	Transportation Infrastructure	Senior Debt		15.0	15.0	13.7
60 Wall Street Front 1 New York, NY 10005

Company	Industry	Investments	# of Shares/ Units Owned	Principal	Cost	Fair Value
Capital.com, Inc.	Diversified Financial Services	Common Stock	8,500,100		0.9	1.2
2 Bethesda Metro Center 14th Floor Bethesda, MD 20814

Carlyle Global Market Strategies CLO 2013-3, Ltd.		Subordinated Notes		5.0	3.4	2.6
c/o Intertrust SPV (Cayman) Limited 190 Elgin Avenue, George Town Grand Cayman KY1-9005 CAYMAN ISLANDS

Carlyle Global Market Strategies CLO 2015-3, Ltd.		Subordinated Notes		28.2	24.1	20.6
c/o Intertrust SPV (Cayman) Limited 190 Elgin Avenue, George Town Grand Cayman KY1-9005 CAYMAN ISLANDS

Cast & Crew Payroll, LLC	Commercial Services &	Senior Debt		36.0	35.7	34.5
2300 Empire Avenue 5th Floor Burbank, CA 91504	Supplies

Cent CDO 12 Limited		Income Notes		26.4	13.4	26.0
100 N. Sepulveda Blvd Suite 650 El Segundo, CA 90245

Cent CLO 22 Limited		Subordinated Notes		45.4	36.6	15.2
c/o MaplesFS Limited P.O. Box 1093 Cricket Square Grand Cayman KY1-1102 CAYMAN ISLANDS

Cent CLO 24 Limited		Subordinated Notes		28.0	27.0	20.2
c/o MaplesFS Limited P.O. Box 1093 Queensgate House Grand Cayman KY1-1102 CAYMAN ISLANDS

Centurion CDO 8 Limited		Subordinated Notes		5.0	0.2	—
100 N. Sepulveda Blvd Suite 650 El Segundo, CA 90245

CGSC of Delaware Holdings Corporation	Insurance	Senior Debt		2.0	2.0	2.0
52 Leadenhall Street London EC3A 2EB UNITED KINGDOM

Chariot Acquisition, LLC	Distributors	Senior Debt		29.9	29.6	28.5
3501-1 Port Jacksonville Pkwy Jacksonville, FL 32226

CoLTs 2005-1 Ltd.		Preference Shares	360		1.7	0.1
Walkers SPV Limited P.O. Box 908GT Walker House, Mary Street George Town, Grand Cayman CAYMAN ISLANDS

CoLTs 2005-2 Ltd.		Preference Shares	34,170,000		11.0	0.4
Walkers SPV Limited P.O. Box 908GT Walker House, Mary Street George Town, Grand Cayman CAYMAN ISLANDS

Company	Industry	Investments	# of Shares/ Units Owned	Principal	Cost	Fair Value
Columbo TopCo Limited	Commercial Services &	Redeemable Preferred Stock	34,179,330	27.6	76.5	51.8
130 Jermyn Street St James's, 2nd Floor London, Greater London SW1Y 4UR UNITED KINGDOM	Supplies	Common Stock	757,743		1.1	—

					77.6	51.8

Compusearch Software Systems, Inc.	Software	Senior Debt		51.0	51.0	51.0
21251 Ridgetop Circle Suite 100 Dulles, VA 20166

Convergint Technologies, LLC	Commercial Services &	Senior Debt		94.0	94.0	94.0
One Commerce Drive Schaumburg, IL 60173	Supplies

CPI Buyer, LLC	Trading Companies &	Senior Debt		25.0	24.7	23.7
300 N. LaSalle Street Chicago, IL 60654	Distributors

CREST Exeter Street Solar 2004-1		Preferred Securities	3,500,000		3.2	—
C/O Walkers SPV Limited, Walker House P.O. Box 908 GT, Mary Street George Town, Grand Cayman CAYMAN ISLANDS

Crossroads Equity Holdings LLC	Real Estate	Senior Debt		3.2	3.2	2.9
1005-1075 North Academy Boulevard Colorado Springs, CO 80909

Datapipe, Inc.	IT Services	Senior Debt		29.5	29.2	28.8
10 Exchange Place 12th Floor Jersey City, NJ 07302

Delsey Holding S.A.S.	Textiles, Apparel & Luxury	Mezzanine Debt		9.4	9.4	7.8
215 Avenue des Nations BP 62019 Tremblay en FRANCE 95970 Roissy CDG Cedex FRANCE	Goods

DiversiTech Corporation	Building Products	Senior Debt		9.5	9.4	9.4
6650 Sugarloaf Parkway #100 Duluth, GA 30097

Dryden 40 Senior Loan Fund		Subordinated Notes		9.5	8.3	6.2
P.O. Box 1093 Queensgate House Grand Cayman KY1-1102 CAYMAN ISLANDS

Eaton Vance CDO X plc	Diversified Financial Services	Secured Subordinated Notes		15.0	11.1	4.1
255 State Street Boston, MA 02109

ECA Acquisition Holdings, Inc.	Health Care Equipment &	Senior Debt		9.0	9.0	9.0
1107 Tourmaline Drive	Supplies	Mezzanine Debt		19.3	12.1	4.0
Newbury Park, CA 91320		Redeemable Preferred Stock	2,150		2.2	—
		Common Stock	1,000		14.9	—

					38.2	13.0

Electronic Warfare Associates, Inc.	IT Services	Senior Debt		15.0	15.0	15.0
13873 Park Center Road Herndon, VA 20171		Common Stock Warrants	863,887		0.8	0.8

					15.8	15.8

eLynx Holdings, Inc.	IT Services	Convertible Preferred Stock	11,728		35.5	41.7
7870 East Kemper Road		Redeemable Preferred Stock	30,162		37.1	40.3
Suite 200		Common Stock	16,087		1.1	—
Cincinnati, OH 45249		Common Stock Warrants	1,026,321		5.5	—

					79.2	82.0

Company	Industry	Investments	# of Shares/ Units Owned	Principal	Cost	Fair Value
European Capital Private Debt LP	Diversified Financial Services	Partnership Interest	1,650		97.1	101.6
25 Bedford Street, London, WC2E 9ES, UNITED KINGDOM

European Capital UK SME Debt LP	Diversified Financial Services	Partnership Interest	500		12.2	12.0
25 Bedford Street, London, WC2E 9ES, UNITED KINGDOM

EXPL Pipeline Holdings LLC	Oil, Gas & Consumable Fuels	Senior Debt		41.0	40.7	41.9
2 Bethesda Metro Center 14th Floor Bethesda, MD 20814		Common Membership Units	100,000		60.6	38.1

					101.3	80.0

FAMS Acquisition, Inc.	Diversified Financial Services	Mezzanine Debt		39.1	31.2	26.9
1967 Lakeside Parkway Suite 402 Tucker, GA 30084

Financière Newglass S.A.S.	Building Products	Convertible Preferred Stock	15,000,000		18.2	16.4
ZI. du Bois Chabot BP55 Cedex Saint Laurent sur Sèvre Pays de la Loire 85292 FRANCE

Financière OFIC S.A.S.	Building Products	Warrants	3,047,200		—	3.0
35 rue Baudin Cedex Levallois, Ile-de-FRANCE 92593 FRANCE

Financière Tarmac S.A.S.	Commercial Services &	Common Stock	69,801,903		23.7	7.0
9 Rue Edmond Michelet Neuilly Plaisance, Ile-de-FRANCE 93360 FRANCE	Supplies	Redeemable Preferred Stock	31,303,601		32.7	35.4

					56.4	42.4

Flagship CLO V		Deferrable Notes		1.7	1.5	1.7
Maples Finance Limited PO Box 1093GT, Queensgate House South Church Street, Grand Cayman CAYMAN ISLANDS		Subordinated Securities	15,000		7.1	0.7

					8.6	2.4

Flexera Software LLC	Software	Senior Debt		5.0	5.0	4.7
300 Park Boulevard Suite 500 Itasca, IL 60143

FPI Holding Corp	Food Products	Senior Debt		0.5	0.4	—
38773 Road 48 Dinuba, CA 93618

FXI Holdings, Inc.	Household Durables	Common Stock	3,163		—	0.6
1400 N. Providence Road Suite 2000 Media, PA 19063

Galaxy III CLO, Ltd		Subordinated Notes		4.0	0.2	—
1 Sun America Center 37th Floor Los Angeles, CA 90067

Galls, LLC	Specialty Retail	Senior Debt		31.6	31.6	31.6
1340 Russell Cave Road Lexington, KY 40505

GoldenTree Loan Opportunities VII, Limited		Subordinated Notes		35.3	30.5	20.7
300 Park Avenue, New York, NY 10022

Company	Industry	Investments	# of Shares/ Units Owned	Principal	Cost	Fair Value
Group Montana, Inc.	Textiles, Apparel & Luxury	Senior Debt		5.2	5.2	5.2
#1 Sterling Lane	Goods	Convertible Preferred Stock	4,000		6.4	6.6
PO Box 839 Columbus, MT 59019		Common Stock	100%		12.5	1.7

					24.1	13.5

Halcyon Loan Advisors Funding 2014-1 Ltd.		Subordinated Notes		1.3	1.0	0.4
PO Box 1093 Boundary Hall Grand Cayman KY1-1102 CAYMAN ISLANDS

Halcyon Loan Advisors Funding 2015-2, Ltd.		Subordinated Notes		21.7	18.9	14.8
c/o MaplesFS Limited PO Box 1093 Boundary Hall, Cricket Square Grand Cayman KY1-1102 CAYMAN ISLANDS

Halex Holdings, Inc.	Construction Materials	Senior Debt		15.6	15.6	15.6
4200 Santa Ana Street Ontario, CA 91761		Common Stock	51,853		9.2	13.1

					24.8	28.7

HALT Medical, Inc.	Health Care Equipment &	Senior Debt		113.2	74.0	36.0
101 E. Vineyard Avenue Suite 201 Livermore, CA 94551	Supplies

Hard 8 Games, LLC	Hotels, Restaurants & Leisure	Convertible Senior Debt		62.2	62.2	62.2
161 Worchester Road Suite 606 Framingham, MA 01701		Membership Unit	2		24.0	23.1

					86.2	85.3

HCV1 S.A.S	Machinery	Senior Debt		3.6	3.6	3.5
ZA des Plattes 1 Chemin des Plattes Vourles, Rhône-Alpes 69390 FRANCE		Common Stock	14,569,412		26.1	—

					29.7	3.5

Herbert Park B.V.		Subordinated Notes		25.5	26.7	19.8
Herikerbergweg 238 Luna Arena 1101 CM Amsterdam Zuidoost THE NETHERLANDS

Holding Saint Augustine S.A.S.	Air Freight & Logistics	Senior Debt		4.5	4.5	—
Tour d'Asnières – Hall C 4 avenue Laurent Cély Asnières-sur-Seine, Ile-de-FRANCE 92600 FRANCE

Hyland Software, Inc.	Software	Senior Debt		10.0	10.0	9.5
28500 Clemens Road Westlake, OH 44145

Industrial Container Services, LLC	Containers & Packaging	Senior Debt		59.7	59.6	59.6
1540 South Greenwood Montebello, CA 90640

Infogix Parent Corporation	IT Services	Senior Debt		90.0	88.3	88.1
1240 E. Diehl Rd, Suite 400 Naperville, IL 60563		Redeemable Preferred Stock(6)	2,475		2.6	2.6

					90.9	90.7

Inmar, Inc.	Commercial Services &	Senior Debt		20.0	19.8	15.6
2601 Pilgrim Court Winston Salem, NC 27106	Supplies

Company	Industry	Investments	# of Shares/ Units Owned	Principal	Cost	Fair Value
Iron Bow Technologies, LLC	Electronic Equipment,	Senior Debt		15.1	15.1	15.1
4800 Westfields Boulevard Suite 300 Chantilly, VA 20151	Instruments & Components

Iotum Global Holdings, Inc.	Diversified	Senior Debt		1.3	1.3	1.3
1205 St. Clair Avenue, W Suite 106 Toronto, ON M6E 1B5 CANADA	Telecommunication Services

iParadigms, LLC	Internet Software & Services	Senior Debt		39.5	39.3	38.7
1111 Broadway 3rd Floor Oakland, CA 94607

IS Holdings I, Inc.	Software	Common Stock	2,000,000		5.2	11.5
17911 Von Karman Avenue Irvine, CA 92614

Jazz Acquisition, Inc.	Aerospace & Defense	Senior Debt		25.0	24.9	18.8
c/o Warburg Pincus 450 Lexington Avenue New York, NY 10017

Kele Holdco, Inc.	Trading Companies &	Senior Debt		71.3	71.3	71.3
3300 Brother Blvd Bartlett, TN 38133	Distributors		30,000		3.0	3.0

					74.3	74.3

Landslide Holdings, Inc.	Software	Senior Debt		9.0	9.0	8.1
698 West 10000 South Suite 500 South Jordan, UT 84905

Lenox Park C-F Owner, LLC	Real Estate	Senior Debt		17.0	17.0	16.6
680 Fifth Avenue 19th Floor New York, NY 10019

LightPoint CLO IV, LTD		Income Notes		6.7	3.6	—
200 W. Monroe St. Suite 1330 Chicago, IL 60606

LightPoint CLO VII, Ltd.		Subordinated Notes		9.0	2.6	1.4
200 W. Monroe St. Suite 1330 Chicago, IL 60606

LLSC Holdings Corporation	Personal Products	Convertible Preferred Stock	9,000		10.9	19.1
3500 Holly Lane North		Common Stock	1,000		—	1.2
Suite 10 Plymouth, MN 55447		Common Stock Warrants	675		—	0.8

					10.9	21.1

LTG Acquisition, Inc.	Communications Equipment	Senior Debt		46.0	46.0	42.2
900 Klein Road Plano, TX 75074		Common Stock	5,000		5.0	3.6

					51.0	45.8

Madison Park Funding XII, Ltd.		Subordinated Notes		10.0	8.3	6.4
c/o Appleby Trust (Cayman) Ltd. Clifton House, 75 Fort Street P.O. Box 1350 Grand Cayman KY1-1108, CAYMAN ISLANDS

Madison Park Funding XIII, Ltd.		Subordinated Notes		30.9	24.8	18.0
c/o Appleby Trust (Cayman) Ltd. Clifton House, 75 Fort Street P.O. Box 1350 Grand Cayman KY1-1108, CAYMAN ISLANDS

Company	Industry	Investments	# of Shares/ Units Owned	Principal	Cost	Fair Value
Miles 33 Limited	Software	Senior Debt		7.3	7.3	7.3
Miles House Easthampstead Road Bracknell, Berkshire RG12 1NJ UNITED KINGDOM		Mezzanine Debt		16.7	13.4	13.4

					20.7	20.7

Mitchell International, Inc.	Software	Senior Debt		19.2	19.1	17.2
9889 Willow Creek Road San Diego, CA 92131

M-IV Lake Center LLC	Real Estate	Senior Debt		7.0	7.0	6.6
4601 College Boulevard Suite 350 Leawood, KS 66211

Mobipark S.A.S.	Electronic Equipment,	Senior Debt		6.3	6.0	5.6
100 Avenue de Suffren	Instruments &	Convertible Preferred Stock	28,317,268		9.1	28.2
Paris, Ile-de-FRANCE 75015 FRANCE	Components	Redeemable Preferred Stock	25,751,312		7.2	31.0

					22.3	64.8

Modacin France S.A.S.	Specialty Retail	Mezzanine Debt		22.7	11.7	—
211 Avenue Brame Cedex 1 P.O. Box 229 Roubaix, Nord-Pas-de-Calais 59054 FRANCE

Montgomery Lane, LLC	Diversified Financial Services	Common Membership Units	100		—	3.8
Walkers SPV Limited Walker House PO Box 908GT, Mary Street George Town, Grand Cayman CAYMAN ISLANDS

MW Acquisition Corporation	Health Care Providers &	Redeemable Preferred Stock	2,485		2.9	2.9
1655 N Tegner Street	Services	Convertible Preferred Stock	88,084		51.2	76.0
Wickenburg, AZ 85390		Common Stock	110,720		—	20.3

					54.1	99.2

NECCO Holdings, Inc.	Food Products	Senior Debt		21.0	12.8	7.9
135 American Legion Highway Revere, MA 02151		Common Stock	860,189		0.1	—

					12.9	7.9

NECCO Realty Investments, LLC	Real Estate	Senior Debt		77.7	32.8	24.9
135 American Legion Highway Revere, MA 02151		Common Membership Units	7,450		4.9	—

					37.7	24.9

Novetta Solutions, LLC	IT Services	Senior Debt		44.0	43.6	42.6
7921 Jones Branch Drive 5th Floor McLean, VA 22102

NYLIM Flatiron CLO 2006-1 LTD.		Subordinated Securities	10,000		4.4	2.4
Walkers SPV Limited Walker House PO Box 908GT, Mary Street George Town, Grand Cayman CAYMAN ISLANDS

Och-Ziff XIII, Ltd.		Subordinated Notes		15.0	13.2	11.7
P.O. Box 1093 Queensgate House Grand Cayman KY1-1102 CAYMAN ISLANDS

Octagon Investment Partners XVIII, Ltd.		Subordinated Notes		16.4	12.4	7.5
P.O. Box 1093 Queensgate House Grand Cayman KY1-1102 CAYMAN ISLANDS

Company	Industry	Investments	# of Shares/ Units Owned	Principal	Cost	Fair Value
Octagon Investment Partners XIX, Ltd.		Subordinated Notes		25.0	18.2	12.8
c/o Appleby Trust (Cayman) Ltd. Clifton House 75 Fort Street, PO Box 1350 Grand Cayman KY1-1108 CAYMAN ISLANDS

OHA Credit Partners XI, Ltd.		Subordinated Notes		33.5	30.9	26.7
190 Elgin Avenue George Town Grand Cayman, CJ KY1-9005 CAYMAN ISLANDS

OnCourse Learning Corporation	Diversified Consumer Services	Senior Debt		19.5	19.4	19.4
N19W24075 Riverwood Drive, Suite 200 Waukesha, WI 53188

Osmose Utility Services, Inc.	Computer Services &	Senior Debt		34.0	33.7	33.1
635 Highway 74 S. Peachtree City, GA 30269	Supplies

Park Place Technologies, LLC	IT Services	Senior Debt		41.5	41.5	41.5
8401 Chagrin Road Cleveland, OH 44023

Parmenter Woodland Park Plaza, LLC	Consumer Finance	Senior Debt		17.5	17.5	16.2
701 Brickwell avenue Suite 2000 Miami, FL 33131

PHC Sharp Holdings, Inc.	Commercial Services &	Senior Debt		1.4	1.4	1.4
2968 Randolph Ave.	Supplies	Mezzanine Debt		43.0	33.8	34.1
Costa Mesa, CA 92626		Common Stock	631,049		4.2	—

					39.4	35.5

Photonis Technologies SAS	Aerospace & Defense	Senior Debt		29.7	29.4	29.2
18 avenue de Pythagore, Domaine de Pelus Axis Business Park, Bat. 5 E Merignac 33700 FRANCE

Primrose Holding Corporation	Diversified Consumer Services	Common Stock	7,227		—	8.1
3660 Cedarcrest Road Acworth, GA 30101

Project Silverback Holdings Corp.	IT Services	Senior Debt		23.9	23.7	23.2
2000 Waterview Drive		Convertible Preferred Stock	743		0.9	0.7
Suite 300 Hamilton, NJ 08691		Common Stock	308,224		—	0.4

					24.6	24.3

Qualium I	Capital Markets	Common Stock	247,939		5.2	5.0
1 Avenue Friedland Paris DE FRANCE

Ranpak Corp.	Containers & Packaging	Senior Debt		25.0	25.0	22.0
7990 Auburn Road P.O. Box 8004 Concord Township, OH 44077

RD Holdco Inc.	Household Durables	Senior Debt		16.9	15.5	16.6
4701 Old Shepard Place		Common Stock	458,596		23.6	19.8
Plano, TX 75093		Common Stock Warrants	56,372		2.9	2.4

					42.0	38.8

Rebellion Media Group Corp.	Internet Software & Services	Senior Debt		20.9	12.3	3.9
503 Imperial Road Guelph, ON N1H 6T9 CANADA

Roark - Money Mailer, LLC	Media	Common Membership Units	6.0%		0.7	1.7
14271 Corporate Drive Garden Grove, CA 92843

Company	Industry	Investments	# of Shares/ Units Owned	Principal	Cost	Fair Value
Sage Products Holdings III, LLC	Health Care Equipment &	Senior Debt		20.6	20.7	20.6
3909 Three Oaks Road Cary, IL 60013	Supplies

Sapphire Valley CDO I, Ltd.		Subordinated Notes		14.0	17.6	10.9
201 South College Street Suite 2400 Charlotte, NC 28244

Scanner Holdings Corporation	Technology Hardware,	Mezzanine Debt		16.6	16.6	16.6
2750 Crestwood Boulevard	Storage & Peripherals	Convertible Preferred Stock	66,424,135		8.9	6.2
Birmingham, AL 35210		Common Stock	167,387		0.1	—

					25.6	22.8

SEHAC Holding Corporation	Diversified Consumer Services	Convertible Preferred Stock	14,850		15.0	232.3
3820 American Drive Ste 200 Plano, TX 75075		Common Stock	150		0.2	2.3

					15.2	234.6

Severin Acquisition, LLC	Software	Senior Debt		29.9	29.4	29.4
10911 White Rock Rancho Cordova, CA 95670

Soil Safe Acquisition Corp.	Professional Services	Senior Debt		33.1	33.0	33.1
6700 Alexander Bell Drive, Suite 300		Mezzanine Debt		73.7	73.6	73.7
Columbia, MD 21046		Common Stock	810		9.0	11.6

					115.6	118.4

Southwire Company, LLC	Electrical Equipment	Senior Debt		8.0	8.0	7.6
One Southwire Drive Carrollton, GA 30119

Systems Maintenance Services Holding, Inc.	IT Services	Senior Debt		35.0	34.8	34.8
10420 Harris Oaks Boulevard Suite C Charlotte, NC 28269

TA THI Parent, Inc.	Auto Components	Senior Debt		41.5	41.0	41.9
5400 S. State Road Ann Arbor, MI 48108		Convertible Preferred Stock	25,000		2.5	3.3

					43.5	45.2

Teasdale Foods, Inc.	Food & Staples Retailing	Senior Debt		31.5	31.5	30.4
901 Packers Street P.O. Box 814 Atwater, CA 95301

The Gordian Group, Inc.	Internet Software & Services	Senior Debt		40.7	40.7	39.9
140 Bridges Road, Suite E Mauldin, SC 28662

THL Credit Wind River 2014-2 CLO Ltd.		Income Notes		15.0	9.7	7.4
P.O. Box 1093 Queensgate House Grand Cayman KY1-1102 CAYMAN ISLANDS

Tyche Holdings, LLC	IT Services	Senior Debt		35.0	34.9	35.0
515 Sw 1st Avenue Fort Lauderdale, FL 33301

Tyden Cayman Holdings Corp.	Electronic Equipment,	Convertible Preferred Stock	46,276		0.1	0.1
Walkers SPV Limited, Walker House PO Box 908GT, Mary Street George Town, Grand Cayman CAYMAN ISLANDS	Instruments & Components	Common Stock	5,521,203		5.5	3.4

					5.6	3.5

Vitesse CLO, Ltd.		Preferred Securities	20,000,000		11.9	—
200 Park Avenue Suite 2200 New York, NY 10166

Company	Industry	Investments	# of Shares/ Units Owned	Principal	Cost	Fair Value
Voya CLO 2014-4, Ltd.		Subordinated Notes		26.7	22.6	15.4
P.O. Box 1093 Boundary Hall, Cricket Square Grand Cayman, KY1-1102 CAYMAN ISLANDS

W3 Co.	Health Care Equipment &	Senior Debt		8.9	8.8	4.0
11111 Wilcrest Green Drive Suite 300 Houston, TX 77042	Supplies

Wesco Aircraft Hardware Corp.	Aerospace & Defense	Senior Debt		1.7	1.7	1.6
27727 Avenue Scott Valencia, CA 91355

WIS Holding Company, Inc.	Commercial Services &	Convertible Preferred Stock	1,206,598		105.9	—
9625 Sky Park Court Suite 100 San Diego, CA 92123	Supplies	Common Stock	301,650		16.0	—

					121.9	—

WP CPP Holdings, LLC	Aerospace & Defense	Senior Debt		19.7	19.6	17.1
4200 W. Valley Boulevard Ponoma, CA 91766

WRH, Inc.	Life Sciences Tools & Services	Mezzanine Debt		104.2	103.9	100.3
1407 George Rd. Ashland, OH 44805-9281

Zodiac Marine and Pool S.A.	Marine	Senior Debt		37.2	25.7	0.4
1 quai de Grenelle Paris, Ile-de-France 75015 FRANCE		Mezzanine Debt		77.4	38.8	0.2

					64.5	0.6

Total					$4,724.8	$4,737.3

 MANAGEMENT OF AMERICAN CAPITAL

Directors

        See "American Capital Proposal #4: Election of Directors."

Executive Officers

        The American Capital board of directors elects executive officers annually following its annual meeting of stockholders to serve until the meeting of the board of directors following the next annual meeting. Set forth below is certain information about each executive officer as of April 25, 2016. The business address of each executive officer is American Capital, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814.

Malon Wilkus, 64

Chairman and Chief Executive Officer

        Mr. Wilkus founded American Capital in 1986 and has served as its Chief Executive Officer and Chairman of the American Capital board of directors since that time, except for the period from 1997 to 1998 during which he served as Chief Executive Officer and Vice Chairman of the American Capital board of directors. He also served as President from 2001 to 2008 and from 1986 to 1999. In addition, Mr. Wilkus is the Chief Executive Officer and Chair of the board of directors of American Capital Senior Floating, Ltd. (NASDAQ: ACSF).

John R. Erickson, 56

President, Structured Finance and Chief Financial Officer

        Mr. Erickson has served as the President, Structured Finance since 2008 and as American Capital's Chief Financial Officer since 1998. He also served as Secretary from 1999 to 2005 and an Executive Vice President from 2001 to 2008. From 1998 to 2001, Mr. Erickson was a Vice President. He is also Chief Financial Officer and Executive Vice President of MTGE (NASDAQ: MTGE) and Chief Financial Officer and Executive Vice President of AGNC (NASDAQ: AGNC). Mr. Erickson is also the Executive Vice President and Chief Financial Officer of American Capital Senior Floating, Ltd. (NASDAQ: ACSF).

Gordon J. O'Brien, 51

President, Specialty Finance, European Private Finance and Operations

        Mr. O'Brien has served as the President, Specialty Finance, European Private Finance and Operations since 2008. From 2001 to 2008 he served as a Senior Vice President and Managing Director. Prior to his election as a Senior Vice President, he served as a Vice President in 2001. From 1998 to 2001, he was a Principal. Mr. O'Brien was a Vice President at Pennington Partners & Company, a private equity fund, from 1995 to 1998.

Brian S. Graff, 50

President, Private Finance

        Mr. Graff has served as President, Private Finance since January 2015. He previously served as a Senior Vice President since 2004 and as a Senior Managing Director since 2008. From 2005 to 2008 he served as a Regional Managing Director and from 2004 to 2005 he served as a Managing Director. Mr. Graff also served as a Vice President and Principal from 2001 to 2004. From 2000 to 2001, he was a Principal of Odyssey Investments Partners, a private equity fund.

Samuel A. Flax, 60

Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

        Mr. Flax has served as an Executive Vice President and General Counsel, Chief Compliance Officer and Secretary since 2005. From 1990 to 2005, he was a partner in the Washington, D.C. law firm of Arnold & Porter LLP, where he served as American Capital's principal external counsel. He is also Executive Vice President and Secretary of AGNC (NASDAQ: AGNC) and Executive Vice President and Secretary of MTGE (NASDAQ: MTGE). In addition, he is Executive Vice President, Chief Compliance Officer and Secretary of American Capital Senior Floating, Ltd. (NASDAQ: ACSF).

Mark Lindsey, 49

Senior Vice President and Chief Accounting Officer

        Mark Lindsey has served as Senior Vice President and Chief Accounting Officer since January 2016. Mr. Lindsey joined American Capital in June 2006 as Director, Financial Reporting. He was promoted to Vice President, Financial Reporting in 2007 and to Vice President and Controller in 2009. Prior to joining American Capital, Mr. Lindsey served as Senior Director, Financial Reporting for XM Satellite Radio, Inc. Mr. Lindsey also worked as an inspector for the PCAOB. Prior to the PCAOB, Mr. Lindsey was a Senior Manager with PricewaterhouseCoopers where he primarily focused on SEC audits in a variety of industries and M&A transactions.

Tom McHale, 44

Executive Vice President and Senior Managing Director

        Tom McHale is responsible for American Capital's capital markets, new fund development and marketing, and investor relations activities. He joined American Capital in 1998 and since that time has led or participated in over $20 billion of equity offerings, financings and fundraises for American Capital and its affiliated funds. Prior to joining American Capital, he served as Controller of a publicly traded restaurant company and as an auditor with Price Waterhouse.

Corporate Governance

  Board of Directors Leadership Structure

        Mr. Wilkus has served as Chairman and Chief Executive Officer since he founded American Capital in 1986, except for the period from 1997 to 1998, during which he served as Chief Executive Officer and Vice Chairman of the American Capital board of directors. American Capital believes that combining the positions of Chairman and Chief Executive Officer is the best corporate governance leadership structure for American Capital because it permits clear accountability, effective decision-making and alignment on corporate strategy. American Capital also believes that this structure is particularly appropriate and beneficial to American Capital because it most effectively utilizes Mr. Wilkus' broad experience and knowledge regarding American Capital, including by allowing him to set the agendas and priorities of the American Capital board of directors and lead discussions on business and strategy.

        Although American Capital believes that it is more effective to combine the positions of Chairman and Chief Executive Officer, American Capital recognizes the importance of strong independent leadership on the American Capital board of directors. American Capital believes that the board of directors' independent oversight continues to be substantial. The American Capital board of directors has determined that all of the current directors, except Mr. Wilkus, are "independent" as defined in the NASDAQ listing standards. Similarly, only Mr. Wilkus is an "Interested Person" of American Capital under the Investment Company Act.

        It is the American Capital board of directors' policy as a matter of good corporate governance to have a majority of American Capital's directors who are not "Interested Persons" meet regularly without persons who are members of management or employee directors present to facilitate the American Capital board of directors' effective independent oversight of management. These directors also designate a director who is "independent," as defined in the NASDAQ listing standards, to serve as the "lead independent director" and preside at these meetings. Presently, disinterested directors meet quarterly and may hold additional meetings at the request of the lead independent director or another disinterested director. The designation of a lead independent director is for a one-year term and a lead independent director may be re-appointed at the end of a term. If the lead independent director is unavailable for a meeting, his or her immediate predecessor will serve as lead independent director for such meeting. At a meeting on July 23, 2015, Mr. Harper was designated as the lead independent director for the current term.

        Each of the Audit, Compliance and Valuation Committee and Compensation, Corporate Governance and Nominating Committee is composed entirely of independent directors. These independent committees of American Capital's board of directors also have the authority under their respective charters to hire independent advisors and consultants, at American Capital's expense, to assist them in performing their duties. Two independent directors also serve on the Executive Committee.

  Committees of the Board of Directors

        The American Capital board of directors' principal standing committees and their primary functions are described below.

  Audit, Compliance and Valuation Committee

        This committee makes recommendations to the American Capital board of directors with respect to the engagement of independent auditors and questions management and independent auditors on the application of accounting and reporting standards in American Capital's financial statements. This committee also reviews the adequacy of American Capital's internal controls over financial reporting, including information technology security and controls relating to the preparation of financial statements. This committee's meetings include, whenever appropriate, executive sessions with each of American Capital's independent auditors, internal auditors and senior valuation officers, without the presence of management. The Audit, Compliance and Valuation Committee reviews and provides a recommendation to the American Capital board of directors with regard to its approval of the valuations of portfolio companies presented by management. In such review, the committee discusses the proposed valuations with the independent auditors and any other relevant consultants. It also has the responsibility for reviewing matters regarding accounting, ethics, legal and regulatory compliance and for engaging, evaluating and terminating any internal audit service providers and approving fees to be paid to such internal audit service providers. The Audit, Compliance and Valuation Committee annually reviews the experience and qualifications of the senior members of the independent external auditors and the internal auditors and the quality control procedures of the independent external auditors and the internal auditors. In addition, the Audit, Compliance and Valuation Committee discusses with the independent auditors, internal auditors and any internal audit service providers (as may be engaged from time to time) the overall scope, plans and budget for their respective audits, including the adequacy of staffing and other factors that may affect the effectiveness and timeliness of such audits.

  Compensation, Corporate Governance and Nominating Committee

        This committee has the responsibility for setting the terms of employment of the Chief Executive Officer and reviewing and approving the salaries, incentive payments and other compensation and benefits of American Capital's other executive officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of American Capital's other employees, evaluating the compensation and fees payable to the members of the American Capital board of directors and administering American Capital's employee incentive compensation plans. Although the committee consults with senior management to establish American Capital's general compensation philosophy, they have the sole authority to set the compensation of American Capital's executive officers. It also has responsibility for recommending and considering corporate governance practices and policies, monitoring American Capital's litigation docket and reviewing and assisting with the development of American Capital's executive succession plans. In addition, this committee serves as the standing nominating committee of the American Capital board of directors.

  Executive Committee

        This committee has the authority to exercise all powers of the American Capital board of directors except for actions that must be taken by the full board of directors under Delaware law or the Investment Company Act.

  Board of Directors and Committee Meetings

        Under American Capital's Bylaws and Delaware law, the American Capital board of directors is permitted to take actions at regular or special meetings and by written consent. The American Capital board of directors held 19 meetings during 2015.

        Each of the Audit, Compliance and Valuation Committee and the Compensation, Corporate Governance and Nominating Committee schedules regular meetings to coincide with the quarterly in-person meetings of the American Capital board of directors and also meets at the request of senior management or at such other times as it determines. The Secretary, in consultation with the chairman of the committee, sets agendas for the meetings. Each committee reports regularly to the American Capital board of directors on its activities at the next regularly scheduled board of directors meeting following the committee meetings and when appropriate. The Compensation, Corporate Governance and Nominating Committee held 8 meetings during 2015, and the Audit, Compliance and Valuation Committee held 8 meetings during 2015.

        Each of the directors attended at least 95% of the meetings of the American Capital board of directors and 100% of the meetings of the committees on which he or she served. Although American Capital does not have a policy on director attendance at its Annual Meeting of Stockholders, directors are encouraged to attend the Annual Meetings. At the 2015 Annual Meeting, all then-current directors attended in person.

  Risk Oversight

        One of the roles of the American Capital board of directors is being responsible for the general oversight of American Capital, including the performance of senior management and American Capital's risk management processes, to assure that the long-term interests of American Capital's stockholders are being served. In performing its risk oversight function, the board of directors, directly or through its standing committees, regularly reviews American Capital's material strategic, operational, investment, financial, compensation and compliance risks with senior management. In particular, the American Capital board of directors receives updates at each regular meeting on American Capital's strategic plan, which addresses, among other things, the risks and opportunities facing American Capital, as well as its investment and asset management platforms. In addition, the American Capital board of directors routinely receives information regarding the technology and cyber-risks relevant to American Capital's business to ensure that adequate steps are being taken to prevent, and prepare for, cyber-incidents.

        The American Capital board of directors also recognizes the importance of effective executive leadership to its success and is actively engaged in overseeing the operational risks related to succession planning. The American Capital board of directors routinely discusses staffing for critical roles, and potential replacements for key personnel are given exposure to the board of directors during meetings and other events. In addition, the American Capital board of directors is regularly updated on strategies for recruiting, developing and retaining outstanding personnel firmwide.

        The American Capital board of directors has delegated certain risk management oversight responsibility to its committees as follows:

  •
  Regulatory Compliance Risk:  The board of directors, both directly and through the Audit, Compliance and Valuation Committee, receives regular reports from the Chief Compliance Officer, legal, accounting and internal audit personnel on regulatory matters, including American Capital's compliance with the BDC qualification and leverage requirements under the Investment Company Act, employee compliance with the Code of Ethics and Conduct ("Code of Ethics") and personal trading restrictions and American Capital's wholly-owned fund management entities' compliance with the Advisers Act.

  •
  Financial and Accounting Risk:  The Audit, Compliance and Valuation Committee oversees American Capital's management of its financial, accounting, internal controls, valuation process and liquidity risks through regular meetings with the Chief Financial Officer, senior members of American Capital's accounting, tax, auditing and legal departments and representatives of American Capital's independent public accountant.

  •
  Litigation Risk:  The Compensation, Corporate Governance and Nominating Committee monitors developments in American Capital's litigation docket through regular reports from, and discussions with, American Capital's General Counsel.

  •
  Compensation and Benefit Plan Risk:  The Compensation, Corporate Governance and Nominating Committee considers the extent to which American Capital's executive and director compensation and benefit plan programs may create risk for American Capital.

  •
  Governance Risk:  The Compensation, Corporate Governance and Nominating Committee also oversees risks related to American Capital's board of directors organization, membership and structure and corporate governance.

Code of Ethics and Conduct

        American Capital has adopted the Code of Ethics, which requires its directors and employees (including the Chief Executive Officer, Chief Financial Officer and principal accounting officer) to abide by high standards of business conduct and ethics. The Code of Ethics is available in the Investor Relations section of American Capital's web site at www.AmericanCapital.com. American Capital intends to post amendments to or waivers from the Code of Ethics (to the extent applicable to the Chief Executive Officer, Chief Financial Officer and principal accounting officer) at that location on its web site. The Code of Ethics was amended by the American Capital board of directors on July 26, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K require that American Capital's directors and executive officers, and any persons holding more than 10% of any class of American Capital's equity securities report their ownership of such equity securities and any subsequent changes in that ownership to the SEC, the NASDAQ and to American Capital. Based on a review of the written statements and copies of such reports furnished to American Capital by its executive officers, directors and greater than 10% beneficial owners, American Capital believes that during fiscal year 2015 all Section 16(a) filing requirements applicable to the executive officers, directors and stockholders were timely satisfied, except a filing for David Richards that was one day late.

Director Compensation and Stock Ownership Guidelines

        The elements of compensation for American Capital's non-employee directors include retainers, stock options and, if applicable, compensation for serving on the boards of directors of American Capital's portfolio companies. Non-employee directors are paid a retainer for service on the American Capital board of directors at the rate of $200,000 per year, payable quarterly in advance, each member of the Audit, Compliance and Valuation Committee and the Compensation, Corporate Governance and Nominating Committee receives an additional retainer at the rate of $40,000 per year and each member of the Executive Committee receives an additional retainer at the rate of $15,000 per year. The lead director and members chairing the Audit, Compliance and Valuation Committee and the Compensation, Corporate Governance and Nominating Committee receive an additional retainer at the rate of $40,000, $20,000 and $20,000 per year, respectively.

        Non-employee directors received a fee from American Capital for each American Capital portfolio company or fund board of directors on which they served, in lieu of any payment by the portfolio company or fund. For such companies that are not public, that fee is set at the rate of $40,000 per year. For such companies that are public, that fee is based on the fee payable by the company to its other directors. Directors are also reimbursed for travel, lodging and other out-of-pocket expenses incurred in connection with the board of directors and committee meetings. Directors who are American Capital employees do not receive additional compensation for service as a member of the board of directors.

        The following table sets forth the compensation received by each non-employee director during 2015:

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mary C. Baskin	283,750	—	—	—	—	—	283,750
Neil M. Hahl	380,000	—	—	—	—	—	380,000
Philip R. Harper	355,000	—	—	—	—	—	355,000
Stan Lundine	250,000	—	—	—	—	—	250,000
Kristen L. Manos(3)	333,333	—	—	—	—	—	333,333
Susan Nestegard	280,000	—	—	—	—	—	280,000
Kenneth D. Peterson, Jr.	240,000	—	—	—	—	—	240,000
Alvin N. Puryear	435,000	—	—	—	—	—	435,000
David G. Richards(3)	142,500	—	—	—	—	—	142,500

(1)
The column "Fees Earned or Paid in Cash" includes the following payments by American Capital to its non-employee directors in 2015 for serving on certain boards of directors of its portfolio companies in the following amounts: Ms. Baskin: $40,000 for eLynx Holdings, Inc.; Mr. Hahl: $40,000 for each of WIS Holdings Company Inc, HALT Medical, and The Meadows of Wickenburg, L.P.; Mr. Harper: $40,000 for SMG Holdings Inc.; Mr. Lundine: $10,000 for Fosbel Global Services (LUXCO) S.C.A.; Ms. Manos: $20,000 for Soil Safe Acquisition Corp.; Ms. Nestegard: $40,000 for CML Pharmaceuticals, Inc; Mr. Peterson: $40,000 for Service Experts; Dr. Puryear: $40,000 for Financial Asset Management Systems, Inc., $80,000 for AGNC, and $60,000 for MTGE.

(2)
Amounts under the column "Option Awards" represent the fair value of stock option awards granted. As of December 31, 2015, Mses. Baskin and Nestegard, Messrs. Hahl, Harper, Lundine

  and Peterson and Dr. Puryear had the following aggregate option awards outstanding: 206,250; 156,250; 340,000; 433,750; 246,250; 246,250; and 340,000, respectively.

(3)
Ms. Manos and Mr. Richards each received a one-time cash award of $100,000 in connection with their appointment to the American Capital board of directors.

        As noted above, American Capital also provides stock-based incentive compensation to its non-employee directors under option plans to help further align their interests with those of its stockholders. Under the Investment Company Act, such option plans must be approved by the SEC in order to become effective (the "existing director option plans").

        American Capital's most recent plan was the 2010 Disinterested Director Stock Option Plan, which provided for the issuance of options to purchase up to 1,250,000 shares of American Capital's Common Stock, and which became effective on August 30, 2011, when the SEC issued an order authorizing the plan. Each of the non-employee directors at such time received an automatic grant of options to purchase 156,250 shares of American Capital's Common Stock. Ms. Nestegard received a grant of options to purchase 156,250 shares in connection with her appointment to the American Capital board of directors on June 13, 2013. All such options have now vested and expire on September 15, 2020, except for Ms. Nestegard's options, which vest over the first three anniversaries of June 13, 2013 and expire on June 13, 2023. Vesting of these options will be automatically accelerated upon the occurrence of death or disability of the director. There are no options remaining under any of American Capital's existing director option plans to be granted to the non-employee directors, unless any outstanding options are cancelled following the termination of a director's service and reissued.

  Stock Ownership Guidelines

        American Capital's board of directors believes that directors more effectively represent the best interests of American Capital if they are stockholders themselves. Thus, non-employee directors are encouraged to own shares of American Capital's common stock equal in value to three times the annual cash board of directors retainer (which is currently set at $200,000). The minimum number of shares to be held by the non-employee directors will be calculated on the first trading day of each calendar year based on their fair market value. In the event a new director joins the American Capital board of directors or the stock price decreases, in each case causing a director to be out of compliance after having been in compliance, any such director will have seven years to return to compliance (but in any case, a person joining the American Capital board of directors shall own no fewer than 5,000 shares within one year of joining the board of directors). In the event that the cash retainer increases, causing a director to be out of compliance after having been in compliance, any such director will have five years to meet or return to compliance with these guidelines. The Compensation, Corporate Governance and Nominating Committee may waive or modify these requirements in appropriate situations. In addition, American Capital's board of directors has adopted a policy prohibiting executive officers and directors from pledging or margining any shares of American Capital's common stock (regardless of whether such stock is owned directly or indirectly as such terms are used in the SEC rules promulgated under the Exchange Act). The Compensation, Corporate Governance and Nominating Committee may waive or modify these requirements in certain situations.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF AMERICAN CAPITAL

Related Person Transaction Policies

        American Capital has procedures in place for the review, approval and monitoring of transactions involving American Capital and certain persons related to American Capital. As a BDC, the Investment Company Act restricts American Capital from participating in transactions with any persons affiliated with American Capital, including its officers, directors, and employees and any person controlling or under common control with American Capital, subject to certain exceptions.

        American Capital's Code of Ethics, which is reviewed and approved by the American Capital board of directors and provided to all employees, directors and independent contractors, requires that all employees, directors and independent contractors avoid any situations or relationships that involve actual or potential conflicts of interest, or perceived conflicts of interest, between an individual's personal interests and the interests of American Capital or its portfolio companies. Pursuant to the Code of Ethics, each employee, director, and independent contractor must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to their supervisor or the Chief Compliance Officer. If a conflict is determined to exist, the employee, director or independent contractor must disengage from the conflict situation or terminate his or her employment with American Capital. The American Capital Financial Executives must consult with the Chief Compliance Officer with respect to any proposed actions or arrangements that are not clearly consistent with the Code of Ethics. In the event that an American Capital Financial Executive wishes to engage in a proposed action or arrangement that is not consistent with the Code of Ethics, the American Capital Financial Executive must obtain a waiver of the relevant Code of Ethics provisions in advance from the Audit, Compliance and Valuation Committee. American Capital intends to post amendments to or waivers from the Code of Ethics (to the extent applicable to American Capital's Financial Executives) in the Investor Relations section of its web site at www.AmericanCapital.com.

Related Person Transactions

        In the ordinary course of business, American Capital enters into transactions with portfolio companies that may be considered related party transactions. American Capital has implemented certain procedures, both written and unwritten, to ensure that American Capital do not engage in any prohibited transactions with any persons affiliated with American Capital. If such affiliations are found to exist, American Capital seeks board of directors and/or committee review and approval or exemptive relief for such transactions, as appropriate.

        As a BDC, American Capital is required by law to make available significant managerial assistance to its eligible portfolio companies. Such assistance typically involves providing guidance and counsel concerning the management, operations and business objectives and policies of the portfolio company to its management and board of directors, including participating on such portfolio company's board of directors. As of March 31, 2016, American Capital had board seats on 33 companies in its investment portfolio. Providing assistance to the companies in its investment portfolio serves as an opportunity for American Capital to maximize their value.

  Loan Transactions

        Since the July 30, 2002 enactment of the Sarbanes-Oxley Act, neither American Capital nor any of its subsidiaries has made any loans to any of its executive officers or directors.

  Financial Interests in the Transactions

        Certain persons related to American Capital have financial interests in the Transactions that are different from, or in addition to, the interests of American Capital stockholders. The members of the

American Capital board of directors were aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the Transactions and in recommending to American Capital's stockholders that the merger agreement be adopted. These interests are described in more detail in the section of this document entitled "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Interests of Certain Persons Related to American Capital in the Transactions."

Director Independence

        American Capital recognizes the importance of strong independent leadership on its board of directors. American Capital believes that its board of directors' independent oversight continues to be substantial. The American Capital board of directors has determined that all of the current directors, except Mr. Wilkus, are "independent" as defined in the NASDAQ listing standards. Similarly, only Mr. Wilkus is an "Interested Person" of American Capital under the Investment Company Act. In addition, each of the board of directors' Audit and Compliance Committee and Compensation and Corporate Governance Committee is composed entirely of independent directors. These independent committees of the American Capital board of directors also have the authority under their respective charters to hire independent advisors and consultants, at American Capital's expense, to assist them in performing their duties. Further, it is American Capital's board of directors' policy as a matter of good corporate governance to have a majority of independent directors annually elect a "lead independent director" to preside over regular meetings of the independent directors, without management or employee directors present, to facilitate the American Capital board of directors' effective independent oversight of management.

  Meetings of Disinterested Directors

        Members of the American Capital board of directors who are not "Interested Persons" as defined in the Investment Company Act have decided to hold quarterly meetings without persons who are members of management present. Each year, these directors designate a director who is "independent," as defined in Rule 4200(a)(15) of the NASDAQ listing standards, to serve as the "lead independent director" and preside at these meetings. Presently, the disinterested directors meet quarterly and may hold additional meetings at the request of the lead independent director or another disinterested director. The designation of a lead independent director is for a one-year term and a lead independent director may not succeed himself or herself in that position. If the lead independent director is unavailable for a meeting, his or her immediate predecessor will serve as lead independent director for such meeting. At a meeting on July 23, 2015, Mr. Harper was designated as the lead independent director for the current term.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF
AMERICAN CAPITAL

        The following table sets forth as of [    •    ] (unless otherwise indicated), the beneficial ownership of each current director, each named executive officers, executive officers and directors as a group and each stockholder known to management to own beneficially more than 5% of the legally outstanding shares of American Capital common stock. Unless otherwise indicated, American Capital believes that the beneficial owners set forth in the table below have sole voting and investment power.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class	Dollar Range of Equity Securities Beneficially Owned
Beneficial Owners of more than 5%:
BlackRock Inc.	27,363,037	(11)	11.1%		N/A
Pine River Capital Management L.P.	13,406,586	(12)	5.5%		N/A
Elliott, Elliott International & EICA	12,475,000	(13)	5.1%		N/A
Directors and Named Executive Officers:
Malon Wilkus	7,740,914	(4)(5)(8)	3.1%	over $	100,000
John R. Erickson	4,386,991	(4)(5)(9)	1.8%		N/A
Samuel A. Flax	3,203,689	(4)(5)	1.3%		N/A
Gordon O'Brien	3,011,120	(4)(5)	1.2%		N/A
Brian Graff	2,760,120	(4)(5)	1.1%		N/A
Ira Wagner	2,236,361	(3)	*	over $	100,000
Mary C. Baskin	250,473	(6)(7)	*	over $	100,000
Neil M. Hahl	360,220	(6)	*	over $	100,000
Philip R. Harper	1,377,259	(6)(10)	*	over $	100,000
Stan Lundine	331,373	(6)	*	over $	100,000
Kristen L. Manos	10,000		*	over $	100,000
Susan Nestegard	119,156	(6)	*	over $	100,000
Kenneth D. Peterson, Jr.	710,032	(6)	*	over $	100,000
Alvin N. Puryear	378,412	(6)	*	over $	100,000
David G. Richards	15,300		*	over $	100,000
Directors and Executive Officers as a group (17 persons)	28,307,330		11.5%

*
Less than one percent.

(1)
Pursuant to the rules of the SEC, shares of American Capital common stock subject to options held by American Capital directors and named executive officers that are exercisable within 60 days of [    •    ], are deemed outstanding for the purposes of computing such director's or executive officer's beneficial ownership.

(2)
The dollar range of American Capital's equity securities beneficially owned is calculated by multiplying the closing price of American Capital common stock as reported on NASDAQ as of [    •    ], times the number of shares beneficially owned, in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(3)
Mr. Wagner separated from employment with American Capital on March 31, 2015. The number of shares beneficially owned were calculated based on shares held directly and indirectly as of March 21, 2015, 10,593 shares vested in the PIP that were distributed on April 24, 2015 and 2,081,259 shares issuable upon the exercise of options that are exercisable within 60 days of March 31, 2015.

(4)
Includes vested and deferred shares allocated to the account of each executive officer as a participant in the PIP, each as of [    •    ], and shares issuable upon the exercise of options that are exercisable within 60 days of [    •    ]: Mr. Wilkus has 1,415,686 shares in the PIP and 5,589,255 shares issuable upon the exercise of options; Mr. Erickson has 38,214 shares in the PIP and 3,621,711 shares issuable upon the exercise of options; Mr. Flax has 71,212 shares in the PIP and 2,848,600 shares issuable upon the exercise of options; Mr. O'Brien has 44,481 shares in the PIP and 2,814,876 shares issuable upon the exercise of options; and Mr. Graff has 13,348 shares in the PIP and 2,696,107 shares issuable upon the exercise of options.

(5)
Includes the equivalent number of shares held as units in the 401(k) Plan of which the named executive officer is the beneficial owner: Mr. Wilkus has the equivalent of 80,934 shares; Mr. Erickson has the equivalent of 10,279 shares; Mr. Flax has the equivalent of 4,766 shares; Mr. O'Brien has the equivalent of 9,032 shares; and Mr. Graff has the equivalent of 6,878 shares.

(6)
Includes shares issuable upon the exercise of stock options that are exercisable within 60 days of [    •    ]. Mses. Baskin and Nestegard, Messrs. Hahl, Harper, Lundine and Peterson, and Dr. Puryear have 206,250, 104,156, 340,000, 433,750, 246,250, 246,250 and 340,000 such shares, respectively.

(7)
Includes 14,606 shares that are owned by Ms. Baskin's husband. Also includes 165 shares that are owned by Ms. Baskin's son, of which Ms. Baskin disclaims beneficial ownership.

(8)
Includes 91,963 shares that are owned by Mr. Wilkus' wife.

(9)
Includes 242,155 shares that are held by a family trust. Also includes 197,700 shares held by another family trust, of which Mr. Erickson disclaims beneficial ownership.

(10)
Includes 12,747 shares that are owned by Mr. Harper's wife.

(11)
This information is based on a Schedule 13G/A (the "BlackRock Schedule 13G") filed with the SEC on January 23, 2016, by BlackRock, Inc. as a parent holding company or control person of certain named funds, with a business address at 55 East 52nd Street, New York, NY 10022. The BlackRock Schedule 13G indicates that as of December 31, 2015, BlackRock, Inc. had sole voting power with respect to 27,363,037 shares and sole dispositive power with respect to 27,363,037 shares.

(12)
This information is based on a Schedule 13G (the "Pine River Schedule 13G") filed with the SEC on February 10, 2016, by Pine River Capital Management L.P. as a parent holding company or control person of certain named funds, with a business address at 601 Carlson Parkway 7th Floor Minnetonka, MN 55305. The Pine River Schedule 13G indicates that as of December 31, 2015, Pine River Capital Management L.P. had sole voting power with respect to 13,406,586 shares and sole dispositive power with respect to 13,406,586 shares.

(13)
This information is based on a Schedule 13D/A (the "Elliott Schedule 13D") filed with the SEC on March 11, 2016, by Elliott as a parent holding company or control person of certain named funds, with a business address at 55 East 52nd Street, New York, NY 10022. The Elliott Schedule 13D indicates that as of February 16, 2016, Elliott had sole voting power with respect to 12,475,000 shares and sole dispositive power with respect to 6,010,500 shares and shared dispositive power with respect to 6,464,500 shares. The Elliott Schedule 13D also indicates that as of February 16, 2016, Elliott Associates and Elliott International have entered into notional principal amount derivative agreements in the form of cash settled swaps with respect to a total of 19,048,099 shares, which represents economic exposure of an additional 7.7%.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K require that American Capital directors and executive officers, and any persons holding more than 10% of any class of American Capital equity securities report their ownership of such equity securities and any subsequent changes in that ownership to the SEC, NASDAQ and to American Capital. Based on a review of the written statements and copies of such reports furnished to American Capital by its executive officers, directors and greater than 10% beneficial owners, American Capital believes that during fiscal year 2015 all Section 16(a) filing requirements applicable to the executive officers, directors and stockholders were timely satisfied, except a filing for David Richards, which was tardy by one day.

Repurchases of Common Stock

        Subject to compliance with the Investment Company Act and other applicable law, American Capital may repurchase on the open market or in privately negotiated transactions, its outstanding shares. There is no assurance that such open market purchases will be made and such authorization may be terminated at any time.

 DESCRIPTION OF AMERICAN CAPITAL'S CAPITAL STOCK

        American Capital's authorized capital stock consists of 1,000,000,000 shares of common stock, $0.01 par value per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. The following summary of American Capital capital stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by, the Certificate of Incorporation of American Capital. Reference is made to the Certificate of Incorporation, for a detailed description of the provisions summarized below. If any American Capital Securities are convertible into or exchangeable for other Securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or American Capital, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying Securities. These terms may also include provisions under which the number or amount of other Securities to be received by the holders of the Securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

        Outstanding Capital Stock.    The following are the classes of capital stock of American Capital as of March 31, 2016:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Common Stock	1,000,000,000	5,228,037	222,385,195
Undesignated Preferred Stock	5,000,000	—	—

Common Stock

        All shares of American Capital common stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of American Capital common stock if and when declared by the American Capital board of directors out of funds legally available therefor. The holders of American Capital common stock have no preemptive, conversion or redemption rights and their interests therein are freely transferable. In the event of liquidation, dissolution or winding up of American Capital, each share of American Capital common stock is entitled to share ratably in all of the assets of American Capital that are legally available for distribution after payment of all debts and other liabilities and subject to any prior rights of holders of preferred stock, if any, then outstanding. Each share of American Capital common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director.

Preferred Stock

        In addition to shares of American Capital common stock, the Certificate of Incorporation authorizes the issuance of shares of American Capital preferred stock. The American Capital board of directors is authorized to provide for the issuance of preferred stock with such preferences, powers, rights and privileges as the American Capital board of directors deems appropriate; except that, such an issuance must adhere to the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to American Capital common stock, preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of the total assets of American Capital and (2) the holders of shares of American Capital preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on American Capital preferred stock are in arrears by two years or more. Furthermore, the Investment Company Act restricts the ability of a BDC to issue warrants, options or rights to subscribe or convert to voting securities of American Capital. If American Capital were to issue preferred stock convertible into shares of American Capital common stock, such proposal must first be approved by the shareholders.

        American Capital has no present plans to issue any shares of preferred stock, but believes the availability of such stock will provide American Capital with increased flexibility in structuring future financings and acquisitions. If American Capital offers preferred stock under this prospectus, American Capital will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of American Capital preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Shareholders' Equity

        American Capital common stock activity for the three months ended March 31, 2016 and 2015 was as follows:

	Three Months Ended March 31,
	2016	2015
Common stock outstanding at beginning of period	242.6	266.9
Issuance of common stock under stock option plans	0.4	2.8
Repurchase of common stock	(21.2)	—
Distribution of common stock held in deferred compensation trust	0.6	—

Common stock outstanding at end of period	222.4	269.7

  Share Repurchase Program

        The American Capital board of directors has authorized the purchase of $600 million to $1 billion of common stock through June 30, 2016 at prices per share below 85% of the most recent quarterly net asset value per share, subject to certain conditions. American Capital has entered into a Rule 10b5-1 trading plan to undertake accretive share repurchases on a non-discretionary basis up to the $1 billion limit.

        In determining the quarterly amount, the American Capital board of directors will be guided by American Capital's net cash provided by operating activities in preceding quarters, American Capital's capital requirements, American Capital's cash position, operational issues, economic conditions and the current trading price of American Capital's common stock and other factors. During the three months ended March 31, 2016, American Capital repurchased a total of 21.2 million shares of common stock in the open market for $297 million at an average price of $13.96 per share.

        The share repurchase program may be further suspended, terminated or modified at any time for any reason and does not obligate American Capital to acquire any specific number of shares of its common stock.

        The following table provides information for the quarter ended March 31, 2016, regarding shares of American Capital common stock that American Capital repurchased in the open market and were subsequently retired (in millions, except per share amounts):

	Total Number of Shares Purchased(1)	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(2)	Maximum Number of Shares That May Yet Be Purchased Under the Publicly Announced Plans or Programs
January 4, 2016 through January 29, 2016	6.6	$13.91	6.6	N/A
February 1, 2016 through February 29, 2016	6.9	$13.31	6.9	N/A
March 1, 2016 through March 31, 2016	7.7	$14.61	7.7	N/A

First Quarter 2016	21.2	$13.96	21.2	N/A

(1)
All shares were purchased by American Capital pursuant to the share repurchase program described in footnote 2 below.

(2)
Under the program, American Capital will consider quarterly setting an amount to be utilized for share repurchases.

  Equity Capital

        As a BDC, American Capital is generally not able to issue or sell its common stock at a price below its net asset value per share, exclusive of any distributing commission or discount, except (1) with the prior approval of a majority of its shareholders, (2) in connection with a rights offering to its existing shareholders, or (3) under such other circumstances as the SEC may permit. As of March 31, 2016, American Capital's net asset value was $20.14 per share and American Capital's closing market price was $15.24 per share.

        The American Capital board of directors has authorized the purchase of $600 million to $1 billion of common stock through June 30, 2016 at prices per share below 85% of the most recent quarterly net asset value per share, subject to certain conditions. American Capital has entered into a Rule 10b5-1 trading plan to undertake accretive share repurchases on a non-discretionary basis up to the $1 billion limit. During the three months ended March 31, 2016, American Capital repurchased a total of 21.2 million shares of its common stock in the open market for $297 million at an average price of $13.96 per share.

  Stock Ownership Guidelines

        The American Capital board of directors believes that directors more effectively represent the best interests of American Capital if they are stockholders themselves. Thus, non-employee directors are encouraged to own shares of American Capital common stock equal in value to three times the annual cash board retainer (which is currently set at $200,000). The minimum number of shares to be held by the non-employee directors will be calculated on the first trading day of each calendar year based on their fair market value. In the event a new director joins the American Capital board of directors or the stock price decreases, in each case causing a director to be out of compliance after having been in compliance, any such director will have seven years to return to compliance (but in any case, a person joining the American Capital board of directors shall own no fewer than 5,000 shares within one year of joining the American Capital board of directors). In the event that the cash retainer increases, causing a director to be out of compliance after having been in compliance, any such director will have five years to meet or return to compliance with these guidelines. The Compensation, Corporate Governance and Nominating Committee may waive or modify these requirements in appropriate situations. In addition, the American Capital board of directors has adopted a policy prohibiting executive officers and directors from pledging or margining any shares of American Capital common stock (regardless of whether such stock is owned directly or indirectly as such terms are used in the SEC rules promulgated under the Exchange Act). The Compensation, Corporate Governance and Nominating Committee may waive or modify these requirements in certain situations.

  Equity Plans

        Each NEO participates in long-term equity incentive compensation plans as do virtually all of American Capital's officers. The Compensation Committee and the American Capital board of directors believe that stock-based incentives are necessary to attract, motivate and retain outstanding executives and to align their interests with those of American Capital's stockholders. Stock-based compensation advances the interests of American Capital, but, as a BDC, American Capital is restricted under the Investment Company Act in the forms of incentive compensation that it can provide to its employees. For instance, American Capital generally cannot compensate employees with restricted stock or stock appreciation rights and American Capital's ability to issue stock options is restricted in ways not applicable to most other public companies. Moreover, American Capital competes with numerous private equity, mezzanine and hedge funds for its NEOs and investment professionals. These funds typically pay to their partners and employees 20% of the gains (including capital gains) of each fund under management. This payment is commonly referred to as a carried interest, but the Investment Company Act generally prohibits American Capital from compensating its officers and employees in this manner. American Capital has established two types of long-term equity based incentive plans based on these considerations.

        Options.    Stock options are a key element of American Capital's named executive officers' compensation and American Capital currently maintain several Option Plans, which provide for the grant of nonqualified stock options. However, American Capital has not adopted any new employee stock option plan since 2009, and, since mid-2012, nearly all of the shares of Common Stock available for grant under options have been allocated. The Compensation Committee administers the Option Plans for employee participants. Under the Investment Company Act, a majority of American Capital's disinterested directors must approve option awards and their terms. The considerations in awarding options to NEOs are generally the same as are used to establish each NEO's base salary, although their weighting may be different in each case.

        Options may be exercised during a period of no more than ten years following grant and the terms of each option grant set forth the vesting period. Vesting may be accelerated under certain circumstances, and it is automatically accelerated upon specified change of control transactions. The exercise price and other corresponding terms of outstanding options may be adjusted to reflect the effect of stock splits, stock dividends and recapitalizations, but not cash dividends. Section 61(a) of the Investment Company Act imposes certain requirements on American Capital Option Plans including that the options must expire no later than ten years from grant, the options must not be separately transferable other than by gift, will or intestacy, the exercise price at the date of issuance must not be less than the current market price for the underlying stock, the plan must be approved by a majority of disinterested directors and by stockholders and American Capital must not have a profit-sharing plan as described in the Investment Company Act.

        Moreover, under the Investment Company Act, American Capital can only issue new options if the number of shares of common stock covered by outstanding options is no more than 20% of the outstanding shares. In addition to there being few shares available under the terms of the Option Plans as noted above, the number of shares covered by outstanding options is close to the 20% limit. It should be noted that, as American Capital repurchased shares of Common Stock in recent years, the Investment Company Act limit on the number of shares covered by outstanding options also declined.

        Given these limitations, American Capital did not award any options to its named executive officers in 2015, and it is unlikely that American Capital will award any options to them in 2016. Nevertheless, American Capital believes that the interests of its named executive officers will remain aligned with stockholders given the number of previously granted stock options that remain outstanding.

        Performance Incentive Plan Incentive Awards.    As discussed above, American Capital believes that its employee compensation plans must provide an economic interest in American Capital that is similar to that generally provided to partners and employees of management companies of private equity, mezzanine and hedge funds. American Capital believes that its Option Plans only partially fulfill this objective. First, they do not allow option holders to share in any cash dividends paid on American Capital common stock. While American Capital has not paid cash dividends on Common Stock in recent years, historically, dividends represented a significant portion of the value received by stockholders. In addition, American Capital has materially increased its management of assets in externally managed funds. This involves the raising of capital by entities other than American Capital and does not involve the sale of shares of American Capital common stock. As noted above, American Capital is limited in its ability to issue additional options by the number of outstanding shares of Common Stock. Therefore, by using options alone, American Capital may not be able to compensate employees at competitive levels commensurate with the amount of assets under management.

        Thus, in order to further align employees and stockholders, to address the fact that option holders do not receive the benefit of cash dividends on American Capital common stock and to reflect the additional assets under management through externally managed funds, American Capital established the PIP (formerly known as the Incentive Bonus Plan) in 2006. It is an unfunded bonus program intended to be exempt from the Employment Retirement Income Security Act, or ERISA.

        Incentive Awards, in which all employees have been eligible to participate, are made under the PIP. Prior to 2015, short-term cash incentives were also made under the PIP. American Capital established a trust fund to provide a vehicle for funding the payment of the Incentive Awards under the Trust. The trustee of the Trust is First State Trust Company. In the past American Capital made contributions of cash to the Trust based on the Incentive Awards approved by the Compensation Committee. Pursuant to the trust agreement, American Capital instructs the trustee, subject to its fiduciary duty, to invest this cash and any other cash generated by trust assets in money market securities for short-term investment purposes and in shares of American Capital common stock for long-term investment purposes, which are purchased on the open market. Shares of American Capital common stock held in the Trust are enrolled in the dividend reinvestment plan and any dividends paid on these shares have been reinvested in American Capital common stock.

        Each participant has a bookkeeping account, which is allocated a hypothetical, or notional, number of shares of American Capital common stock, generally based on the amount of each participant's cash awards divided by the average open-market purchase price for the Common Stock purchased by the Trust in connection with the respective awards. Once these notional shares are allocated to a participant's account, the Incentive Awards are tied directly to the interests of stockholders as the value is directly related to the market price of American Capital common stock. Moreover, if cash dividends are paid on American Capital common stock, the notional value of the dividends attributable to the participant's account is credited to the account, in the form of additional notional shares. Thus, the participant could receive a benefit from any cash dividends, something not possible under the Option Plans, further aligning the interests of plan participants with those of stockholders since participants share similarly in any appreciation or decline in American Capital stock price.

        The considerations in awarding Incentive Awards to NEOs are generally the same as American Capital uses to establish each NEO's base salary, although their weighting may be different in each case. Each participant vests in Incentive Awards in accordance with a vesting schedule specified by the Compensation Committee. Vesting is generally based on continued employment, with a vesting schedule generally of two to six years. Vesting is accelerated upon a participant's employment termination as a result of death or disability, or upon a change of control.

        Participants are generally eligible to receive distributions of the vested portions of Incentive Awards immediately upon vesting. All distributions are made by the Trust in Common Stock. Participants have generally been able to elect to defer the payment of the vested portions of Incentive Awards to a later distribution date (or dates) allowed by the Compensation Committee and as permitted under Section 409A of the Code (but generally no later than ten years after the date of grant). Notwithstanding any deferral election, the vested portion of a participant's PIP account will generally be paid on the participant's termination or upon a change of control. A participant is required to satisfy withholding taxes upon vesting and distribution dates. Incentive Awards under the PIP are included in the "Stock Awards" column of the Summary Compensation Table above in the section titled "American Capital Executive Compensation," although the NEOs do not receive stock directly from American Capital, as discussed above.

        In recent years, American Capital has made few Incentive Awards, although as a result of deferrals in past years, the current NEOs generally have significant balances in their PIP accounts. In 2011 and 2012, no Incentive Awards were made, and in 2013, only nominal awards were made. Other than as discussed above in the section entitled "American Capital Executive Compensation" with regard to Mr. Wilkus, American Capital made no Incentive Awards to NEOs in 2014, 2015 or to date in 2016 and American Capital does not anticipate making any in 2016.

        In 2015, the American Capital board of directors approved a new equity incentive plan, which was to be submitted to stockholders for approval in connection with the spin-off transaction. However, there are now no plans to seek stockholder approval for or otherwise implement such a plan in 2016.

 DESCRIPTION OF ARES CAPITAL'S CAPITAL STOCK

        As a result of the Transactions, American Capital common stockholders who receive shares of Ares Capital common stock pursuant to the merger agreement will become stockholders of Ares Capital. Your rights as stockholders of Ares Capital will be governed by Maryland law, the Ares Capital charter and the Ares Capital bylaws. The following description of the material terms of Ares Capital's capital stock, including the common stock to be issued pursuant to the merger agreement, reflects the anticipated state of affairs upon the completion of the Transactions. Ares Capital urges you to read the applicable provisions of Maryland law, the Ares Capital charter and the Ares Capital bylaws carefully and in their entirety.

Stock

        Ares Capital's authorized stock consists of 500,000,000 shares of stock, par value $0.001 per share, all of which are currently designated as common stock. Ares Capital common stock trades on NASDAQ under the symbol "ARCC." On [    •    ], 2016, the last reported sales price of Ares Capital common stock on NASDAQ was $[    •    ] per share. There are no outstanding options or warrants to purchase Ares Capital's stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, Ares Capital stockholders generally are not personally liable for Ares Capital's indebtedness or obligations.

        Under the Ares Capital charter, its board of directors is authorized to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock into one or more classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the MGCL, the Ares Capital charter provides that a majority of the entire board of directors, without any action by Ares Capital stockholders, may amend the Ares Capital charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that Ares Capital has authority to issue.

  Common Stock

        All shares of Ares Capital common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of Ares Capital common stock if, as and when authorized by Ares Capital's board of directors and declared by Ares Capital out of funds legally available therefor. Shares of Ares Capital common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

        In the event of a liquidation, dissolution or winding up of Ares Capital, each share of Ares Capital common stock would be entitled to share ratably in all of its assets that are legally available for distribution after Ares Capital pays off all indebtedness and other liabilities and subject to any preferential rights of holders of Ares Capital's preferred stock, if any preferred stock is outstanding at such time.

        Each share of Ares Capital common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of Ares Capital common stock will possess exclusive voting power with respect to Ares Capital. There is no cumulative voting in the election of Ares Capital directors, which means that holders of a majority of the outstanding shares of Ares Capital common stock can elect all of Ares Capital's directors, and holders of less than a majority of such shares will be unable to elect any Ares Capital director.

        The following are Ares Capital's outstanding classes of capital stock as of [    •    ], 2016:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under Column (3)
Common Stock	500,000,000	—	[•]

  Preferred Stock

        The Ares Capital charter authorizes its board of directors to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by the Ares Capital charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, Ares Capital's board of directors could authorize the issuance of shares of Ares Capital preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of Ares Capital common stock or otherwise be in their best interest.

        You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to Ares Capital common stock and before any purchase of common stock is made, such preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of Ares Capital's total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. Ares Capital believes that the availability for issuance of preferred stock may provide Ares Capital with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final adjudication as being material to the cause of action. The Ares Capital charter contains such a provision, which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

        The Ares Capital charter authorizes Ares Capital to obligate itself, and the Ares Capital bylaws obligate Ares Capital, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at Ares Capital's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Ares Capital charter and Ares Capital bylaws also permit Ares Capital to indemnify and advance expenses to any person who served a predecessor of Ares Capital in any of the capacities described above and any of Ares Capital's employees or agents or any employees or agents of Ares Capital's predecessor. In accordance with the Investment Company Act, Ares Capital will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        In addition to the indemnification provided for in the Ares Capital bylaws, Ares Capital has entered into indemnification agreements with each of its current directors and certain of its officers and with members of its investment adviser's investment committee and Ares Capital intends to enter into indemnification agreements with each of its future directors, members of its investment committee and certain of its officers. The indemnification agreements provide these directors, officers and other persons the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of his or her status as a present or former director or officer or member of Ares Capital's investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of Ares Capital's investment adviser's investment committee.

        Maryland law requires a corporation (unless its charter provides otherwise, which the Ares Capital charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (1) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the MGCL, Ares Capital Charter and Ares Capital Bylaws

        The MGCL, Ares Capital charter and the Ares Capital bylaws contain provisions that could make it more difficult for a potential acquiror to acquire Ares Capital by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of Ares Capital to negotiate first with Ares Capital's board of directors. Ares Capital believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

  Classified Board of Directors

        Ares Capital's board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of Ares Capital or removal of Ares Capital's incumbent management more difficult. Ares Capital believes, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of Ares Capital's management and policies.

  Election of Directors

        The Ares Capital bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the Ares Capital charter, Ares Capital's board of directors may amend the Ares Capital bylaws to alter the vote required to elect directors.

  Number of Directors; Vacancies; Removal

        The Ares Capital charter provides that the number of directors will be set only by the board of directors in accordance with the Ares Capital bylaws. The Ares Capital bylaws provide that a majority of Ares Capital's entire board of directors may at any time increase or decrease the number of directors. However, unless the Ares Capital bylaws are amended, the number of directors may never be less than four or more than eleven. The Ares Capital charter sets forth its election, subject to certain requirements, to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

        The Ares Capital charter provides that a director may be removed only for cause, as defined in the Ares Capital charter, and then only by the affirmative vote of Ares Capital stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of directors.

  Action by Stockholders

        Under the MGCL and the Ares Capital charter, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written or electronically transmitted consent instead of a meeting. These provisions, combined with the requirements of the Ares Capital bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

  Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        The Ares Capital bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to Ares Capital's notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the Ares Capital bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the Ares Capital bylaws. With respect to special meetings of stockholders, only the business specified in

Ares Capital's notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the Ares Capital special meeting has been called in accordance with the Ares Capital bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving the advance notice required by the Ares Capital bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the Ares Capital bylaws.

        The purpose of requiring stockholders to give Ares Capital advance notice of nominations and other business is to afford Ares Capital's board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by Ares Capital's board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although the Ares Capital bylaws do not give its board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to Ares Capital and its stockholders.

  Calling of Special Meetings of Stockholders

        The Ares Capital bylaws provide that special meetings of stockholders may be called by Ares Capital's board of directors and certain of Ares Capital's officers. Additionally, the Ares Capital bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders must be called by the secretary of the corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

  Approval of Extraordinary Corporate Action; Amendment of the Ares Capital Charter and Ares Capital Bylaws

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. See "Risk Factors—Risks Relating to Ares Capital—Provisions of the Maryland General Corporation Law and of the Ares Capital charter and Ares Capital bylaws could deter takeover attempts and have an adverse effect on the price of Ares Capital common stock." However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Ares Capital charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Ares Capital's charter also provides that certain charter amendments and any proposal for Ares Capital's conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for Ares Capital's liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of Ares Capital's continuing directors (as defined below) (in addition to approval by Ares Capital's board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in the Ares Capital charter as Ares Capital's current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

        The Ares Capital charter and Ares Capital bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of its the Ares Capital bylaws and to make new bylaws.

  No Appraisal Rights

        Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the MGCL, the Ares Capital charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of Ares Capital's board of directors determines that such rights will apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

  Control Share Acquisitions

        The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of at least two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock that, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth or more but less than one-third;

  •
  one-third or more but less than a majority; or

  •
  a majority or more of all voting power.

        The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in the Ares Capital bylaws, compliance with the Investment Company Act, which will prohibit any such redemption other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of any meeting of stockholders at which the voting rights of the shares are considered and not approved or, if no such meeting is held, as of the date of the last control share acquisition by the acquiror. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

        The Control Share Acquisition Act does not apply (1) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (2) to acquisitions approved or exempted by the charter or bylaws of the corporation.

        The Ares Capital bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of Ares Capital's shares of stock and, as a result, any control shares of Ares Capital will have the same voting rights as all of the other shares of Ares Capital common stock. Such provision could be amended or eliminated at any time in the future. However, Ares Capital will amend the Ares Capital bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in Ares Capital's best interests and Ares Capital determines (after consultation with the Staff) that Ares Capital's being subject to the Control Share Acquisition Act does not conflict with the Investment Company Act.

  Business Combinations

        Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

  •
  any person who, directly or indirectly, beneficially owns 10% or more of the voting power of the corporation's outstanding voting stock; or

  •
  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding stock of the corporation.

        A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

        After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

  •
  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

  •
  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

        The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Ares Capital's board of directors has adopted a resolution that any business combination between Ares Capital and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the independent directors. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of Ares Capital and increase the difficulty of consummating any offer.

Conflict with the Investment Company Act

        The Ares Capital bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if Ares Capital amends the Ares Capital bylaws to be subject to such act) and the Business Combination Act, or any provision of the Ares Capital charter or Ares Capital bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

 ARES CAPITAL DIVIDEND REINVESTMENT PLAN

        Ares Capital has adopted a dividend reinvestment plan that provides for reinvestment of any distributions it declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash as provided below. As a result, if Ares Capital's board of directors authorizes, and Ares Capital declares, a cash dividend, then Ares Capital stockholders who have not "opted out" of its dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of its common stock, rather than receiving the cash dividends.

        No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of Ares Capital common stock. A registered stockholder may elect to receive an entire cash dividend in cash by notifying Computershare Shareowner Services LLC, the plan administrator and Ares Capital's transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date fixed by the board of directors for dividends to stockholders. The plan administrator will set up an account for shares acquired through the dividend reinvestment plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the dividend reinvestment plan, received in writing no later than 10 days prior to the record date, the plan administrator will, instead of crediting fractional shares to the participant's account, issue a check for any fractional share.

        Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or another financial intermediary of their election.

        Ares Capital intends to use primarily newly issued shares to implement the dividend reinvestment plan (so long as its shares are trading at or at a premium to net asset value). If Ares Capital's shares are trading at a discount to net asset value and Ares Capital is otherwise permitted under applicable law to purchase such shares, Ares Capital intends to purchase shares in the open market in connection with Ares Capital's obligations under Ares Capital's dividend reinvestment plan. However, Ares Capital reserves the right to issue new shares of Ares Capital common stock in connection with its obligations under the dividend reinvestment plan even if Ares Capital's shares are trading below net asset value. If newly issued shares are used to implement the dividend reinvestment plan, the number of shares to be issued to a stockholder shall be determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of Ares Capital common stock at the close of regular trading on NASDAQ on the dividend payment date. Market price per share on that date shall be the closing price for such shares on NASDAQ or, if no sale is reported for such day, at the average of their reported bid and asked prices. If shares are purchased in the open market to implement the dividend reinvestment plan, the number of shares to be issued to a stockholder shall be determined by dividing the dollar amount of the cash dividend payable to such stockholder by the weighted average price per share for all shares purchased by the plan administrator in the open market in connection with the dividend. The number of shares of Ares Capital common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of Ares Capital stockholders have been tabulated.

        There are no brokerage charges or other charges to stockholders who participate in the dividend reinvestment plan. The plan administrator's fees under the plan are paid by Ares Capital. If a participant elects by notice to the plan administrator in advance of termination to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of up to $15 plus a $0.12 per share fee from the proceeds.

        Stockholders whose cash dividends are reinvested in shares of Ares Capital common stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's initial basis for determining gain or loss upon the sale of stock received in a dividend from Ares Capital will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received on reinvestment of a cash dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        Participants may terminate their accounts under the dividend reinvestment plan by notifying the plan administrator via its website at www.computershare.com/investor, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at P.O. Box 30170, College Station, TX 77842-3170 or by calling the plan administrator's hotline at 1-866-365-2497.

        The dividend reinvestment plan may be terminated by Ares Capital upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by Ares Capital. All correspondence concerning the dividend reinvestment plan should be directed to the plan administrator via the Internet at www.computershare.com/investor, by mail at P.O. Box 30170, College Station, TX 77842-3170 or by telephone at 1-866-365- 2497.

        Additional information about Ares Capital's dividend reinvestment plan may be obtained by contacting the plan administrator via the Internet at www.computershare.com/investor, by mail at P.O. Box 30170, College Station, TX 77842-3170 or by telephone at 1-866-365- 2497.

 AMERICAN CAPITAL DIVIDEND REINVESTMENT PLAN

        American Capital has adopted a dividend reinvestment plan that allows for stockholders to invest cash dividends and distributions in additional shares of American Capital's common stock. Pursuant to the dividend reinvestment plan, a stockholder whose shares are registered in his, her or its own name may "opt-in" to the plan and elect to reinvest all or a portion of his, her or its dividends in shares of American Capital's common stock by providing the required enrollment notice to Computershare Trust Company, N.A., American Capital's dividend reinvestment plan administrator. A stockholder may terminate participation in American Capital's dividend reinvestment plan at any time by notifying such dividend reinvestment administrator before the record date of the next dividend or distribution through the Internet, by telephone or in writing. All distributions to stockholders who do not participate in American Capital's dividend reinvestment plan will be paid by check mailed directly to the record holder by or under the direction of such dividend reinvestment plan administrator when American Capital's board of directors declares a dividend or distribution.

        American Capital stockholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the dividend reinvestment plan. Stockholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details.

        When American Capital declares a dividend or distribution, stockholders who are participants in American Capital's dividend reinvestment plan receive the equivalent of the amount of the dividend or distribution in shares of American Capital's common stock. American Capital's dividend reinvestment plan administrator will generally purchase shares from American Capital as newly issued or treasury shares at a 2% discount from the "market price". However, if the market price per share of American Capital's common stock on the dividend payment date does not exceed 110% of the NAV per share of American Capital's common stock, the dividends will be invested in shares purchased in the open market and not from American Capital. In such an event, the shares will be sold to participants at the average per share purchase price. The "market price" of American Capital's common stock on a particular date will be equal to the average of the daily high and low trading prices reported in The Wall Street Journal NASDAQ listings for the five days on which trading of shares take place immediately prior to the dividend or distribution payment date. American Capital believes that in most, if not all cases, reinvested dividends will be made in newly issued or treasury shares. Alternatively, American Capital's board of directors may choose to contribute newly issued shares of American Capital's common stock to such dividend reinvestment plan, in lieu of the payment of cash dividends on shares held in such dividend reinvestment plan. American Capital's dividend reinvestment plan administrator applies all cash received on account of a dividend or distribution as soon as practicable, but in no event later than 30 days, after the payment date of the dividend or distribution except to the extent necessary to comply with applicable provisions of the federal securities laws. The number of shares to be received by the American Capital's dividend reinvestment plan participants on account of the dividend or distribution is calculated on the basis of the average price of all shares purchased for that 30 day period, including brokerage commissions, and is credited to their accounts as of the payment date of the dividend or distribution.

        American Capital's dividend reinvestment plan administrator maintains all stockholder accounts in such dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. American Capital's common stock in the account of each dividend reinvestment plan participant is held by American Capital's dividend reinvestment plan administrator in non-certificated form in the name of the participant, and each stockholder's proxy includes shares purchased pursuant to such dividend reinvestment plan.

        There is no charge to participants for reinvesting dividends and capital gains distributions. The fees of American Capital's dividend reinvestment plan administrator for handling the reinvestment of dividends and capital gains distributions are included in the fee to be paid by American Capital to American Capital's transfer agent. There are no brokerage charges with respect to shares issued directly by American Capital as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to American Capital's dividend reinvestment plan administrator's open market purchases in connection with the reinvestment of such dividends or distributions.

        The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

        Additional information about American Capital's dividend reinvestment plan may be obtained by contacting American Capital at its principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Investor Relations or by contacting American Capital's dividend reinvestment plan administrator at the following address: Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170, or calling (800) 733-5001 (U.S. and Canada) (781) 575-3400 (outside U.S. and Canada) or through the Internet, at www.computershare.com.

 COMPARISON OF STOCKHOLDER RIGHTS

        The following is a summary of the material differences between the rights of Ares Capital and American Capital stockholders, but does not purport to be a complete description of those differences or a complete description of the specific rights of such holders. Furthermore, the identification of some of the differences in the rights of American Capital stockholders and Ares Capital stockholders as material is not intended to indicate that other differences that may be equally important do not exist. The following discussion is qualified by reference to the Ares Capital charter and the Ares Capital bylaws, the American Capital certificate of incorporation and the American Capital bylaws, the MGCL and the DGCL. These documents are incorporated by reference in this document and will be sent to stockholders of American Capital upon request. See "Where You Can Find More Information."

        As a Maryland corporation, Ares Capital is subject to the MGCL. As a Delaware corporation, American Capital is subject to the DGCL. Although the MGCL and the DGCL are similar in most respects, there are a number of differences between the two statutes, many (but not all) of which are summarized below. In addition, there is a substantial body of case law in Delaware interpreting the corporation laws of that state. A comparable body of judicial interpretation does not exist in Maryland such that there may be less certainty as to the outcome of matters governed by Maryland corporation law than would be the case under Delaware corporation law.

        Specifically, among the material differences between Ares Capital and American Capital stockholder rights are that Ares Capital has a classified board whereas all of the directors of American Capital are elected annually and that American Capital stockholders have the power to amend the American Capital bylaws whereas the Ares Capital board of directors has the exclusive power to amend the Ares Capital bylaws. Further, the companies vary in the requirements necessary to amend their respective charters, the vote and cause requirements for the removal of directors, the advance notice required for stockholder nominations of directors and other business proposals, the percentage of share ownership required to call a special meeting and the exercise of appraisal and inspection rights. For more information, see the table below.

	Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
Authorized Stock	Ares Capital is authorized to issue 500,000,000 shares of stock, consisting of 500,000,000 shares of common stock, $0.001 par value per share.

Pursuant to the Ares Capital charter, the board of directors may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series without stockholder approval.

The Ares Capital charter authorizes its board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock.

On July [•], 2016, there were [•] shares of common stock issued and outstanding.

American Capital is authorized to issue 1,050,000,000 shares of stock, consisting of 1,000,000,000 shares of voting common stock, $0.01 par value per share, and 5,000,000 shares of preferred stock, $0.01 par value per share.

The American Capital certificate of incorporation permits its board of directors to authorize the issue of one or more classes of preferred stock and, with respect to each such class, to fix by resolution or resolutions the voting powers, full or limited, if any, of the shares of such class and the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof.

On July [•], 2016, there were [•] shares of common stock and no shares of preferred stock issued and outstanding.

Voting Rights
The MGCL provides that, unless a corporation's charter provides otherwise, each share is entitled to one vote. Each holder of Ares Capital common stock is entitled to one vote per share on all matters upon which stockholders are entitled to vote.

The Ares Capital bylaws provide that, unless a greater or lesser vote is required by law (including the Investment Company Act) or by the Ares Capital charter, a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any matter which may properly come before such meeting.

The American Capital bylaws provide that, unless otherwise provided in any resolution(s) of its board of directors providing for any class or series of preferred stock, by any other provision of the American Capital certificate of incorporation, or by the DGCL, each American Capital stockholder shall be entitled to one vote, in person or by written proxy, for each share held of record by such stockholder that is entitled to vote generally in the election of directors.

A majority of votes cast at a meeting of stockholders duly called and at which a quorum is present decides all matters except as otherwise required by the DGCL or as provided for in the American Capital certificate of incorporation or the American Capital bylaws. Abstentions are not considered to be votes cast.

	Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
Quorum	The Ares Capital bylaws provide that a quorum for a stockholder meeting consists of the presence, in person or by proxy, of the holders of shares entitled to cast a majority of votes entitled to be cast, except with respect to any matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence, in person or by proxy, of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter will constitute a quorum.	The American Capital bylaws provide that a quorum consists of the holders of at least a majority of the votes entitled to be cast by the issued and outstanding American Capital stock entitled to vote on the matters at issue, present in person or represented by proxy, except as otherwise required by the DGCL. In the event of a lack of a quorum, the chairman of such meeting or a majority in interest of the stockholders, present in person or represented by proxy, may adjourn such meeting from time to time without notice other than an announcement at such meeting, until a quorum shall be obtained. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.
Number of Directors
A majority of the entire board of directors may establish, increase or decrease the number of directors, provided that the number of directors will never be less than four nor more than eleven directors.

Ares Capital's board of directors is currently comprised of nine members.

The number of directors will be as authorized from time to time exclusively by a majority vote of the members of the board of directors then in office. However, the number of directors may not be increased by 50% or more in any twelve-month period without the approval of at least 66 2/3% of the members of the board of directors then in office.

American Capital's board of directors is currently comprised of ten members.

Classification of Directors
The MGCL provides that a Maryland corporation may divide the directors into classes and may provide for a term of office which may not be more than five years, provided that the term of at least one class of directors must expire each year.
The DGCL permits a classified board of directors, pursuant to which the directors can be divided into two or three classes with staggered terms of office, with only one class of directors standing for election each year.

	Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
	Ares Capital's directors are classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the board of directors. At each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.	American Capital does not have a classified board of directors. American Capital's directors are elected by the stockholders at each annual meeting. Each director holds office for a one-year term ending at the next annual meeting of stockholders and until such director's successor has been duly elected and qualified.
Vote Required for Director Election
Pursuant to the Ares Capital charter and the Ares Capital bylaws, directors are elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.
The American Capital bylaws provide that each director is elected by a majority of the votes cast with respect to the director (for this purpose, a majority of the votes cast means that the number of votes cast "for" a director nominee exceed the votes cast "against" that nominee); provided that if the number of nominees exceeds the number of directors to be elected, the directors are elected by the vote of a plurality of the votes cast.
Removal of Directors
As permitted by the MGCL, the Ares Capital charter provides that, subject to the rights of holders of one or more classes or series of subsequently established stock to elect or remove directors, any director or the entire board of directors may be removed from office, but only for cause and by the affirmative vote of stockholders entitled to cast not less than two-thirds of the votes entitled to be cast generally in the election of directors. "Cause" is defined in the Ares Capital charter as the conviction of a felony or a final judgment of a court of competent jurisdiction
As permitted by the DGCL, the American Capital certificate of incorporation provides that, except as may be provided in any resolution(s) of the board of directors providing for any class of preferred stock with respect to any directors elected by the holders of such class, any director or the entire board of directors may be removed from office at any time with or without cause by the affirmative vote of the holders of at least a majority of the voting power of all of the shares of capital stock of American Capital then entitled to vote generally in the election of directors, voting

	Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
	holding that such director caused demonstrable, material harm to Ares Capital through bad faith or active and deliberate dishonesty.	together as a single class.
Transactions with Directors
Pursuant to the MGCL, no contract or transaction between a corporation and any of its directors (or any entity in which a director is a director or has a material financial interest) is void or voidable solely because of the common directorship or interest, or because such director is present at the meeting at which the matter is ratified or votes for such matter at said meeting, if: (i) the fact of the common directorship or interest is disclosed or made known to the other directors and the contract or transaction is approved by a majority of disinterested directors although less than a quorum; (ii) the fact of the common directorship or interest is disclosed or made known to stockholders and the contract or transaction is approved by a majority of votes cast by disinterested stockholders, even if less than a quorum; or (iii) the contract or transaction is fair and reasonable to the corporation. The MGCL also provides that directors of "investment companies" (as defined in the Investment Company Act) making any decision or taking any action as directors are deemed independent and disinterested unless they fit the definition of "interested person" under the Investment Company Act. The Investment Company Act specifically provides that a person is not interested solely by reason of being a director, owner of securities or family member of a director or owner of securities.
The DGCL provides that no contract or transaction between a corporation and one or more of its directors or officers (or any entity in which a director or officer is a director or officer or has a financial interest) shall be void or voidable solely for that reason, or solely because the director or officer is present at or participates in the meeting of the board of directors or committee thereof which authorizes the contract or transaction, or solely because any such director's votes are counted for such purpose, if: (i) the material facts as to the director's or officer's relationship or interest and as to the transaction are disclosed or are known to the board of directors or a committee thereof, and the board of directors or committee in good faith authorizes the transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors represent less than a quorum; (ii) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon and the transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair to the corporation as of the time it is authorized, approved, or ratified, by the board of directors, a committee of the board of directors, or the stockholders. Interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee of the board of directors

	Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
which authorizes the corporation's entrance into any such transaction or contract.
Vacancies
Pursuant to Subtitle 8 of Title 3 of the MGCL, Ares Capital has elected to provide that any vacancy may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is duly elected and qualifies.
Any vacancies in the board of directors for any reason and any newly created directorships resulting by reason of any increase in the number of directors may be filled only by the board of directors, acting by a majority of the remaining directors then in office, although less than a quorum, or by a sole remaining director, and any directors so appointed will hold office until the next annual election of directors and until their successors are elected and qualified.
Advance Notice of Director Nominations and New Business
The Ares Capital bylaws require advance written notice for stockholders to nominate a director or bring other business before a meeting of stockholders. For an annual meeting, a stockholder must deliver notice to the secretary of Ares Capital not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date the proxy statement for the previous year's annual meeting was released to stockholders. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the previous year's annual meeting, notice by the stockholder must be given not earlier than the 150th day prior to the date of such meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. For
The American Capital bylaws require advance written notice for stockholders to nominate a director or bring other business before a meeting of stockholders. For an annual meeting, a stockholder must deliver notice to the secretary of American Capital not less than 60 nor more than 90 days prior to the date of the meeting. However, if the annual meeting is called to be held before the first Tuesday in the month of February, notice by the stockholder must be delivered no later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was given. For a special meeting, a stockholder must deliver notice to the secretary of American Capital no later than the close of business on the tenth day following the day on which notice of the date of the special meeting was given.

Director nominations by American Capital stockholders shall be made by written notice,

Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
a special meeting at which directors are to be elected, a stockholder must deliver notice to the secretary of Ares Capital not earlier than the 150th day prior to the meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the meeting or the tenth day following the day on which public announcement of the date of the meeting is made.

In the event that the number of directors to Ares Capital's board of directors is increased and there is no public announcement of such action at least 130 days prior to the first anniversary of the date the proxy statement for the preceding year's annual meeting was released to stockholders, a stockholder's notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the secretary of Ares Capital not later than the tenth day following the day on which such public announcement is first made by Ares Capital.

Director nominations by Ares Capital stockholders shall be made by written notice, which shall include, as to each individual being nominated, (A) all information relating to the nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of such nominee as a director in an election contest or that would otherwise be required in connection with such solicitation and (B) whether the nominating stockholder believes the individual nominated is an "interested person" of Ares Capital (as defined in the Investment Company Act) and whether the nominee is or is not or a "nomination notice," which shall set forth (i) as to each individual nominated, (A) the name, date of birth, business and residence address of such individual; (B) the business experience during the past five years of such individual, including his or her principal occupations and employment during such period, the name and principal business of any corporation or other organization in which such occupations and employment were carried on and such other information as to the nature of his or her responsibilities and level of professional competence as may be sufficient to permit assessment of his or her prior business experience; (C) whether the individual is or has ever been at any time a director, officer or owner of 5% or more of any class of capital stock, partnership interests or other equity interest of any corporation, partnership or other entity; (D) any directorships held by such nominee in any company with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act; and (E) whether, in the last five years, such individual has been convicted in a criminal proceeding or has been subject to a judgment, order, finding or decree of any federal, state or other governmental entity, concerning any violation of federal, state or other law, or any proceeding in bankruptcy, which conviction, judgment, order, finding, decree or proceeding may be material to an evaluation of the ability or

Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
"independent" pursuant to the NASDAQ listing requirements, and any information regarding the individual nominated that is sufficient to make either such determination. The notice must also include, as to the individual nominated and the nominating stockholder, (i) the class, series and number of any shares of Ares Capital stock that is owned by such individual, the date on which any such stock was acquired, the investment intent of such acquisition, and any short interest in the stock; (ii) the nominee holder for any securities owned beneficially but not of record by the individual nominated or the nominating stockholder; (iii) whether and the extent to which such individual nominated or the nominating stockholder directly or indirectly is subject to, or during the last six months, has engaged in any hedging, derivative or other transaction or any other agreement the effect of which is to manage risk of, or benefit from, changes in price of Ares Capital securities, or increase or decrease the voting power disproportionately to such person's economic interest in the security; (iv) any direct or indirect substantial interest (other than an interest arising from ownership of stock) where the individual nominated or nominating stockholder receives any extra or special benefit not shared on a pro rata basis by all other holders of the same class or series of stock; (v) the name and address of the nominating stockholder and any person acting in concert with such person; (vi) the investment strategy of the nominating stockholder and any person acting in concert with such person; and (vii) to the extent	integrity of such individual; and (ii) as to the person submitting the nomination notice and any person acting in concert with such person, (x) the name and business address of such person(s), (y) the name and address of such person(s) and as they appear on American Capital's books (if they so appear) and (z) the class and number of shares of American Capital which are beneficially owned by such person(s). A written consent to being named in a proxy statement as a nominee, and to serve as a director if elected, signed by the individual nominated, shall be filed with any nomination notice. If the presiding officer at any stockholder meeting determines that a nomination was not made in accordance with the procedures prescribed by the American Capital bylaws, such presiding officer shall so declare to the meeting and the defective nomination shall be disregarded.

Further, the American Capital bylaws provide that no proposal for a stockholder vote shall be submitted by a stockholder unless the stockholder submitting such proposal, or the "proponent," shall have filed a written notice setting forth with particularity (i) the names and business addresses of the proponent and all persons (as such term is defined in Section 3(a)(9) of the Exchange Act) acting in concert with the proponent; (ii) the names and addresses of the proponent and the persons identified in clause (i), as they appear on American Capital's books (if they so appear); (iii) the class and number of shares of American Capital beneficially owned by the proponent and the persons identified in clause (i) ;

Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
known by the stockholder giving the notice, the name and address of any other stockholder supporting the individual nominated for election as a director on the date of such nominating stockholder's notice.

Further, a notice of a stockholder proposal must include, as to the stockholder proposing business, the (i) class, series and number of any shares of Ares Capital stock that is owned by such individual, the date on which any such stock was acquired, the investment intent of such acquisition, and any short interest in the stock; (ii) the nominee holder for any securities owned beneficially but not of record by the proposing stockholder; (iii) whether and the extent to which the proposing stockholder directly or indirectly is subject to, or during the last six months, has engaged in any hedging, derivative or other transaction or any other agreement the effect of which is to manage risk of, or benefit from, changes in price of Ares Capital securities, or increase or decrease the voting power disproportionately to such person's economic interest in the security; (iv) any direct or indirect substantial interest (other than an interest arising from ownership of stock) where the proposing stockholder receives any extra or special benefit not shared on a pro rata basis by all other holders of the same class or series of stock; (v) the name and address of the proposing stockholder and any person acting in concert with such person; (vi) the investment strategy of the proposing stockholder and any person acting in concert with such person; and (vii) to the extent known by the stockholder giving the notice, the

(iv) a description of such stockholder proposal containing all material information relating thereto; and (v) such other information as American Capital's board of directors reasonably determines is necessary or appropriate to enable American Capital's board of directors and stockholders to consider the stockholder proposal. Upon receipt of the stockholder proposal and prior to the stockholder meeting at which such stockholder proposal will be considered, if American Capital's board of directors or a designated committee or the officer who will preside at such stockholder meeting determines that the information provided in a stockholder proposal does not satisfy the informational requirements of the American Capital bylaws, or is otherwise not in accordance with law, the secretary of American Capital shall promptly notify the proponent of the deficiency in such stockholder proposal. The proponent shall have an opportunity to cure the deficiency by providing additional information to the secretary within the period of time, not to exceed five days from the date such deficiency notice is given to the proponent, determined by the board of directors, such committee or such officer. If the deficiency is not cured within such period, or if American Capital's board of directors, such committee or such officer determines that the additional information provided by the proponent, together with the information previously provided, does not satisfy the requirements stated in the American Capital bylaws, then such proposal shall

	Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
	name and address of any other stockholder supporting the proposal of business on the date of such proposing stockholder's notice.	not be presented for action at the meeting in question.
Amendment of Charter
Except as set forth in the following sentence, the Ares Capital charter may be amended only if the amendment is declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter. Certain amendments relating to (i) making the common stock a "redeemable security" or converting Ares Capital, whether by merger or otherwise, from a "closed-end company" to an "open-end company," (ii) effecting any liquidation or dissolution, (iii) the number, classification and election of directors, (iv) the removal of directors and (v) charter amendments and extraordinary actions requiring the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter, unless the amendment is approved by at least two-thirds of Ares Capital's continuing directors (in addition to approval by the board of directors), in which case such amendment requires only a majority vote. "Continuing directors" are defined in the Ares Capital charter as the current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Additionally, as permitted by the MGCL, the Ares Capital charter provides that a majority of Ares Capital's board of directors may amend the Ares Capital charter

Except as may be provided in any resolution(s) of American Capital's board of directors providing for any class of preferred stock and which relate to such class of preferred stock, any amendment of the American Capital certificate of incorporation requires the affirmative vote of both a majority of the members of the board of directors then in office and a majority of the combined voting power of all of the shares of all classes of capital stock then entitled to vote generally in the election of directors.

Notwithstanding the anything contained in the American Capital certificate of incorporation to the contrary, the affirmative vote of the holders of at least 75% of the combined voting power of all of the shares of all classes of capital stock then entitled to vote is required to amend certain provisions of the American Capital certificate of incorporation relating to the board of directors.

	Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
from time to time without stockholder approval to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series.
Amendment of Bylaws	As permitted by the MGCL, Ares Capital's board of directors has the exclusive power to adopt, alter or repeal any provision of the Ares Capital bylaws and to make new bylaws.
As permitted by the DGCL, American Capital's board of directors has the power to adopt, amend, alter, change or repeal any of the American Capital bylaws by a vote of the majority of the board of directors then in office. In addition, the stockholders may adopt, amend, alter, change or repeal any of the American Capital bylaws by the affirmative vote of the holders of at least 75% of the combined voting power of all of the shares of all classes of capital stock then entitled to vote generally in the election of directors.
Mergers, Consolidations and Sale of Assets
Subject to certain exceptions, Ares Capital may merge, consolidate, convert, sell, lease, exchange or otherwise transfer all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business only if such transaction is declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, a liquidation requires the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter, unless the liquidation is approved by at least two-thirds of continuing directors (in addition to approval by the board of directors), in which case such liquidation requires only a majority vote.
Subject to certain exceptions, American Capital may merge, consolidate, convert, sell, lease, exchange or otherwise transfer all or substantially all of its assets or engage in similar transactions outside the ordinary course of business only if such transaction or, in the case of a merger or consolidation, the agreement of merger or consolidation is declared advisable by the board of directors and approved by the holders of a majority of the outstanding stock entitled to vote thereon or, in the case of a conversion, the holders of all outstanding shares of stock, whether voting or nonvoting.

	Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
Dissolution	Except as set forth in the following sentence, Ares Capital may dissolve only if the dissolution is declared advisable by a majority of the entire board of directors and approved by the affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter. If the dissolution is approved by at least two-thirds of continuing directors (in addition to approval by the board of directors), the dissolution will require the approval of stockholders entitled to cast only a majority of the votes entitled to be cast on the matter.	American Capital may dissolve only if the dissolution is declared advisable by a majority of the whole board of directors and approved by the holders of a majority of the outstanding stock entitled to vote thereon.
Business Combinations with Interested Stockholders
Under the MGCL, certain "business combinations" (including a merger, consolidation, statutory share exchange and, in certain circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation's outstanding voting stock or an affiliate or associate of the corporation who beneficially owned, directly or indirectly, 10% or more of the voting power of the corporation's then outstanding stock at any time within the preceding two years, in each case referred to as an "interested stockholder," or an affiliate thereof, are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Thereafter, any such business combination must be recommended by the board of directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by
Section 203 of the DGCL prohibits a public Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the time at which such person became an interested stockholder unless: (i) prior to such time, the board of directors approved either the business combination or transaction in which the stockholder became an interested stockholder; (ii) upon becoming an interested stockholder, the stockholder owned at least 85% of the corporation's outstanding voting stock other than shares held by directors who are also officers and certain employee benefit plans; or (iii) the business combination is approved by both the board of directors and by holders of at least two-thirds of the corporation's outstanding voting stock (at a meeting and not by written consent), excluding shares owned by the interested stockholder. For these purposes, a "business combination" includes mergers, asset sales and other similar transactions with an

	Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
	holders of outstanding shares of voting stock of the corporation and (ii) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder or its affiliates or associates. The super-majority vote requirements do not apply, however, to business combinations that are approved or exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder or if the business combination satisfies certain minimum price, form-of-consideration and procedural requirements.	"interested stockholder," and "interested stockholder" means a stockholder that, together with its affiliates and associates, owns (or, under certain circumstances, has owned within the prior three years) more than 15% of the outstanding voting stock. Although Section 203 of the DGCL permits a corporation to elect not to be governed by its provisions, American Capital has not made this election.

Pursuant to the Business Combination Act, the Ares Capital board of directors has adopted a resolution exempting any business combination between Ares Capital and any other person from the business combination statute described above, provided that the business combination is first approved by the board of directors, including a majority of the independent directors.
Control Share Acquisitions
	Under the MGCL, control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of stockholders entitled to cast two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the	The DGCL does not contain a similar provision.

	Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power: (i) one-tenth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more of all voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions. The Maryland Control Share Acquisition Act does not apply, however, to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or to acquisitions approved or exempted by the charter or bylaws of the corporation.

Pursuant to the Maryland Control Share Acquisition Act, the Ares Capital bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of shares of Ares Capital stock.

Unsolicited Takeovers
	Under Subtitle 8 of Title 3 of the MGCL, or "Subtitle 8," a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors may elect to be subject, by provision in its charter or bylaws or by resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions: (i) a classified board; (ii) a two-thirds vote requirement for removing a	The DGCL does not contain a similar provision.

	Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
director; (iii) a requirement that the number of directors be fixed only by vote of the directors; (iv) that any and all vacancies on the board of directors may be filled only by the remaining directors, even if the remaining directors do not constitute a quorum, and for the remainder of the full term of the class of directors in which the vacancy occurred; and (v) a majority requirement for the calling of a stockholder-requested special meeting of stockholders.

Pursuant to Subtitle 8, Ares Capital has elected that vacancies on its board of directors may be filled only by a majority of the remaining directors and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred. Through provisions in the Ares Capital charter and Ares Capital bylaws unrelated to Subtitle 8, Ares Capital already has a classified board, requires a two-thirds vote for director removal, vests in its board of directors the exclusive power to fix the number of directorships and requires the written request of stockholders entitled to cast a majority of the votes entitled to be cast on any matter that may properly be considered at a meeting of stockholders to call a special meeting to act on such matter.

Constituency and Related Provisions
The MGCL provides that a corporation's charter may include a provision permitting the directors, in considering a potential acquisition of control of the corporation, to consider the effect of the potential acquisition on the corporation's stockholders, employees, customers, creditors, suppliers and communities in
Neither the DGCL nor the American Capital certificate of incorporation allows American Capital's board of directors to consider the effect of a potential acquisition on constituencies other than American Capital and its stockholders.

	Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
which offices or other establishments of the corporation are located. Accordingly, directors may reject an offer because of the effect that the acquisition would have on non-stockholder constituencies or accept a lower priced offer that the directors believe is more favorable to all of the corporation's constituencies. The Ares Capital charter does not include such a provision. However, the MGCL also states that the inclusion or absence of such a provision does not create an inference as to what factors may be considered by the board of directors.
Appraisal Rights
The Ares Capital charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors determines that appraisal rights will apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.
Under the DGCL, stockholders who dissent from a merger or consolidation of the corporation have the right to demand and receive payment of the fair value of their stock, as appraised by the Delaware Chancery Court; provided, however, that dissenters' rights are inapplicable (i) to stockholders of a surviving corporation whose vote is not required to approve the merger or consolidation and (ii) to any class of stock listed on a national securities exchange or held of record by more than 2,000 stockholders, unless, in either case, such stockholders are required in the merger to accept in exchange for their shares anything other than (A) shares of the surviving corporation or depository receipts in respect thereof, (B) stock of another corporation which is either listed on a national securities exchange or held of record by more than 2,000 holders, depository receipts in respect thereof, (C) cash in lieu of fractional shares or depository receipts of such corporations or (D) or any combination of the above.

	Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
Neither the American Capital certificate of incorporation nor the American Capital bylaws contain any additional provisions relating to appraisal rights.
Preemptive Rights	Ares Capital does not grant preemptive rights except as provided by the board of directors in setting the terms of classified or reclassified shares of stock or as otherwise provided by contracts.
The American Capital certificate of incorporation provides that stockholders have no preemptive rights to acquire additional shares of stock of any class which American Capital may elect to issue or sell.
Call and Notice of Stockholders' Meetings
Annual Meetings. An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of Ares Capital is held on the date and at the time set by the board of directors.

Special Meetings. Any chairman of the board, the president or a majority of the directors then in office may call a special meeting of the stockholders. Subject to certain conditions, a special meeting of stockholders shall also be called by the secretary of Ares Capital to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. Only the business specified in the notice of the meeting may be brought before such meeting.

Record Date. The Ares Capital bylaws provide that its board of director may fix a record date not more than 90 days and not less than ten days before the date of any such meeting.

Notice. Not less than 10 nor more than 90 days before each meeting of stockholders, the secretary of Ares Capital will give to each

Annual Meetings. The annual meeting of stockholders of American Capital is held on the first Tuesday in the month of February, unless otherwise specified by resolution adopted by the board of directors.

Special Meetings. Special meetings of stockholders may be called by the board of directors and shall be called by the chairman of the board at the request of holders of not less than 25% of all the outstanding shares entitled to vote at such meeting. The only business which may be conducted at any such meeting, other than procedural matters and matters relating to the conduct of the meeting, shall be the matter(s) described in the notice of such meeting.

Record Date. The American Capital bylaws provide that its board of directors may fix in advance a future date, not more than 60 days nor less than 10 days preceding the date of a stockholder meeting, as the record date for determination of the stockholders entitled to notice of and to vote at any such meeting and any adjournment thereof. Only those stockholders who are stockholders of record on the date

	Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
stockholder entitled to vote at such meeting or entitled to notice thereof, notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any law, the purpose for which the meeting is called, by (i) mail, (ii) presenting it to such stockholder personally, (iii) leaving it at the stockholder's residence or usual place of business or (iv) any other means permitted by Maryland law, including electronic transmission.	so fixed are entitled to notice of and to vote at such meeting.

Notice. Written notice of each meeting of stockholders stating the date, hour, place and, in the case of a special meeting, the purpose thereof, must be given as provided by law by the secretary or an assistant or deputy secretary of American Capital not less than 10 nor more than 60 days before such meeting (unless a different time is specified by law) to every stockholder entitled by law to notice of such meeting.

Consent in Lieu of Meeting
The MGCL provides that, unless the charter authorizes the holders of common stock entitled to vote generally on the election of directors to consent in writing or by electronic transmission by not less than the minimum number of votes that would be necessary to take action at a stockholders meeting, any action required or permitted to be taken at a meeting may be taken without a meeting only if a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and filed in paper or electronic form with the records of stockholders meetings. The Ares Capital charter does not address stockholder action without a meeting and, therefore, unanimous consent is required for stockholder action without a meeting.
Pursuant to the American Capital certificate of incorporation, except as may be provided in any resolution(s) of the board of directors providing for any class of preferred stock, any action required or permitted to be taken by the stockholders must be effected at a duly called annual or special meeting and may not be effected by any consent in writing by such stockholders.
Stockholder Inspection Rights
Any stockholder may of a Maryland corporation may make a request during usual business hours to inspect and copy any of the following corporate documents: (i) bylaws; (ii) minutes of the proceedings of the stockholders; (iii) annual
The DGCL provides that any stockholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during usual business hours to inspect for any purpose reasonably related to such

Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
statements of affairs; and (iv) voting trust agreements deposited at Ares Capital's principal office. Any stockholder may also request a statement showing all stock and securities issued during a specified period of not more than twelve months before the date of the request. In addition, one or more persons who together are and for at least six months have been stockholders of record of at least five percent of the outstanding stock of any class may (i) inspect and copy during usual business hours Ares Capital's books of account and stock ledger, (ii) present to any officer or resident agent of Ares Capital a written request for a statement of Ares Capital's affairs and (iii) if Ares Capital does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of Ares Capital a written request for a list of stockholders, setting forth the name and address of each stockholder and the number of shares of each class which the stockholder holds. Within 20 days after such request is made, Ares Capital must prepare such information and have it available on file at its principal office.	person's interest as a stockholder, and to copy: (i) the stock ledger, a list of stockholders and American Capital's other books and records; and (ii) a subsidiary's books and records to the extent that American Capital has actual possession and control of such records or could obtain such records through the exercise of control over such subsidiary, provided that as of the making of the demand (A) the stockholder inspection of such books and records of the subsidiary would not constitute a breach of an agreement between American Capital or the subsidiary and any person(s) not affiliated with American Capital and (B) the subsidiary would not have the right under the law applicable to it to deny American Capital access to such books and records upon demand by American Capital.

In addition, pursuant to the American Capital bylaws, a complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be prepared by the secretary and be open to the examination of any stockholder, for any purpose germane to such meeting, during ordinary business hours, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of such meeting, or, if not so specified, at the place there such meeting is to be held, for at least ten days before such meeting and at the place of such meeting during the whole time of such meeting.

	Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
Dividends and Stock Repurchases	Pursuant to the MGCL, no distribution may be made by Ares Capital if, after giving effect to the distribution, (i) Ares Capital would not be able to pay its indebtedness as the indebtedness becomes due in the usual course of business or (ii) Ares Capital's total assets would be less than the sum of its total liabilities plus, unless its charter permits otherwise, the amount that would be needed, if Ares Capital were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution For purposes of determining compliance with the insolvency tests in clauses (i) and (ii), the MGCL permits assets to be valued on the basis of a "fair valuation" of the assets or upon any other "reasonable" method rather than limiting application of the tests to the financial statements.

Pursuant to the Ares Capital bylaws, dividends and other distributions to Ares Capital stockholders may be authorized by the Ares Capital board of directors, subject to the provisions of law and the Ares Capital charter. Dividends and other distributions may be paid in cash, property or stock of Ares Capital, subject to the provisions of applicable law and the Ares Capital charter.

Pursuant to the DGCL, American Capital may pay dividends only out of the surplus of American Capital or, if there is no surplus, out of net profits for the year in which the dividend is declared and/or the preceding fiscal year. Pursuant to the DGCL, dividends may not be declared out of net profits, however, if American Capital's capital has been diminished to an amount less than the aggregate amount of all capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets until the deficiency in the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets is eliminated. Furthermore, the DGCL generally provides that a Delaware corporation may redeem or repurchase its shares only if the redemption or repurchase would not impair the capital of such corporation.

The American Capital certificate of incorporation provides that holders of American Capital common stock shall have the right to receive dividends as and when declared by the board of directors in its sole discretion, subject to any limitations on the declaring of dividends imposed by the DGCL or the rights of holders of preferred stock provided for by resolution(s) of the American Capital board of directors.

Exculpation of Officers and Directors	Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its stockholders for money damages,	The DGCL permits a Delaware corporation to include in its certificate of incorporation a provision eliminating or limiting personal liability of a director to the corporation or its

	Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
	except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Ares Capital charter contains a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law.	stockholders for monetary damages for breach of fiduciary duty as a director, except for liability resulting from (i) breach of the director's duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) unlawful distributions or (iv) any transaction from which the director derived an improper personal benefit. The American Capital certificate of incorporation contains a provision which eliminates directors' liability to the maximum extent permitted by the DGCL, except to the extent a director committed willful misfeasance, bad faith, gross negligence or reckless disregard of such director's duties involved in the conduct of his or her position as director.
Indemnification of Officers and Directors
The MGCL requires a Maryland corporation (unless its charter provides otherwise, which the Ares Capital charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that: (1) the act or omission of the director or officer was
The DGCL permits a Delaware corporation to indemnify any director, officer, employee or agent who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation) against judgments, fines and amounts paid in settlement actually and reasonably incurred if the person acted in good faith and in a manner reasonably believed to be in or not opposed to the corporation's best interests and, with respect to any criminal proceeding, had no reasonable cause to believe the person's conduct was unlawful. The DGCL permits a Delaware corporation to indemnify any director, officer, employee or agent who was or is a party or is threatened to be made a party to any action by or in the right of the corporation against expenses (including attorneys' fees) actually

Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of (1) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

To the maximum extent permitted by Maryland law and the Investment Company Act, the Ares Capital charter authorizes the Ares Capital charter to obligate itself, and Ares Capital bylaws obligate it, to indemnify and, without requiring a and reasonably incurred if the person acted in good faith and in a manner reasonably believed to be in or not opposed to the corporation's best interests, except that no indemnification may be made if the person is adjudged liable to the corporation unless and only to the extent the Delaware Court of Chancery or the court in which the action was brought determines that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper. To the extent a present or former director or officer has been successful on the merits or otherwise in defense of any proceeding, the DGCL requires such person to be indemnified against expenses (including attorneys' fees) actually and reasonably incurred.

The American Capital certificate of incorporation provides that each person who was or is made a party or is threatened to be made a party to any action, suit or proceeding whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact: (a) that he or she is or was a director, officer or employee of American Capital, or (b) that he or she, being at the time a director, officer or employee of American Capital, is or was serving at the request of American Capital as a director, trustee, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (collectively, "another enterprise" or "other

Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual who (1) is a present or former director or officer of Ares Capital and who is made or threatened to be made a party to such proceeding by reason of his or her service in that capacity or (2) while a director or officer of Ares Capital and at the request of Ares Capital, serves or has served as a director, officer, partner or trustee of another corporation or other enterprise and who is made or threatened to be made a party to such proceeding by reason of his or her service in that capacity.

The Ares Capital charter and Ares Capital bylaws permit Ares Capital, with the approval of its board of directors, to provide indemnification and advance of expenses to a person who served a predecessor of Ares Capital in any of the capacities described above and to any employee or agent of Ares Capital or such predecessor.

Ares Capital has indemnification agreements in place with its directors and certain of its senior officers and the members of its investment adviser's investment committee.

enterprise"), whether either in case (a) or in case (b) the basis of such proceeding is alleged action or inaction (x) in an official capacity as a director, officer or employee of American Capital, or as a director, trustee, officer, employee or agent of such other enterprise, or (y) in any other capacity related to American Capital or such other enterprise while so serving as a director, trustee, officer, employee or agent, shall be indemnified and held harmless by American Capital to the fullest extent not prohibited by Section 145 of the DGCL (or any successor provision(s)) as the same exists or may hereafter be amended, respectively (but, in the case of any amendment to Section 145 of the DGCL, with respect to actions taken prior to such amendment, only to the extent that such amendment permits any corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection therewith if such person satisfied the applicable level of care to permit such indemnification under the DGCL; provided, however, that American Capital is not required to indemnify any person to the extent that such person has committed willful misfeasance, bad faith, gross negligence or reckless disregard involved in the conduct of such person's duties to or for American Capital. Such indemnification shall continue even after such person ceases to be a director, officer or employee

Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
of American Capital, or director, officer, employee or agent of another enterprise; and shall inure to the benefit of such person's heirs, executors and administrators. The right to indemnification conferred: (i) shall be a contract right; (ii) shall not be affected adversely as to such person by any amendment of the American Capital certificate of incorporation with respect to any action or inaction occurring prior to such amendment; and (iii) shall, subject to any requirements imposed by law and the American Capital bylaws, include the right to be paid by American Capital the expenses incurred in defending any such proceeding in advance of its final disposition.

Pursuant to the American Capital certificate of incorporation, American Capital may, to the extent authorized from time to time by American Capital's board of directors, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of American Capital (or any person serving at American Capital's request as a director, trustee, officer, employee or agent of another enterprise) or to persons who are or were a director, officer, employee or agent of any of American Capital's affiliates, predecessor or subsidiary corporations or of a constituent corporation absorbed by American Capital in a consolidation or merger or who is or was serving at the request of such affiliate, predecessor or subsidiary corporation or of such constituent corporation as a director, officer, employee or agent of another enterprise, in each case as determined by

Rights of Ares Capital Stockholders	Rights of American Capital Stockholders
American Capital's board of directors to the fullest extent of the relevant provisions of the American Capital certificate of incorporation in cases of the indemnification and advancement of expenses of directors and officers of American Capital, or to any lesser extent (or greater extent, if permitted by law) determined by American Capital's board of directors.

As permitted by the DGCL, the American Capital certificate of incorporation and the American Capital bylaws permit American Capital to advance expenses incurred by an officer or director of American Capital in defending any civil, criminal, administrative or investigative action, suit, or proceeding, upon delivery to American Capital of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that he or she is not entitled to be indemnified by American Capital for such expenses.

American Capital has indemnification agreements in place with its directors and officers.

 REGULATION OF ARES CAPITAL

        Ares Capital has elected to be regulated as a BDC under the Investment Company Act and has elected to be treated as a RIC under the Code. As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. The Investment Company Act contains prohibitions and restrictions relating to certain transactions between BDCs and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Among other things, Ares Capital generally cannot invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than Ares Capital and its downstream affiliates) currently has an investment (although Ares Capital may co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and Ares Capital's allocation procedures). Certain types of co-investment transactions would only be permitted pursuant to an exemptive order from the SEC, for which Ares Capital has applied. Any such order will be subject to certain terms and conditions. Further, there is no assurance that the application for exemptive relief will be granted by the SEC.

        The Investment Company Act contains certain restrictions on certain types of investments Ares Capital may make. Specifically, Ares Capital may only invest up to 30% of Ares Capital's portfolio in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

        The Investment Company Act also requires that a majority of Ares Capital's directors be persons other than "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act, referred to herein as "independent directors." In addition, the Investment Company Act provides that Ares Capital may not change the nature of its business so as to cease to be, or to withdraw its election as, a BDC unless that change is approved by holders of at least a majority of Ares Capital's outstanding voting securities. Under the Investment Company Act, the vote of holders of at least a "majority of outstanding voting securities" means the vote of the holders of the lesser of: (1) 67% or more of the outstanding shares of Ares Capital common stock present at a meeting or represented by proxy if holders of more than 50% of the shares of Ares Capital common stock are present or represented by proxy or (2) more than 50% of the outstanding shares of Ares Capital common stock.

        Ares Capital may invest up to 100% of its assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, Ares Capital may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Ares Capital's intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of Ares Capital's portfolio companies. Ares Capital may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. Ares Capital may purchase or otherwise receive warrants or options to purchase the common stock of Ares Capital's portfolio companies in connection with acquisition financings or other investments. In connection with such an acquisition, Ares Capital may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. Ares Capital also does not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, Ares Capital generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the Investment Company Act), invest more than 5% of the value of its total assets in the securities of one investment company or invest more than 10% of the value of its total assets in the securities of investment companies in the aggregate. With regard to that portion of Ares Capital's portfolio invested in securities issued by investment companies, it should be noted that such investments might subject Ares Capital stockholders to additional expenses.

SBA Regulation

        In April 2015, Ares Capital's wholly owned subsidiary, AVF LP, received a license from the SBA to operate as a SBIC under the provisions of Section 301(c) of the Small Business Investment Act. The SBA places certain limitations on the financing of investments by SBICs in portfolio companies, including regulating the types of financings, restricting investments to only include small businesses with certain characteristics or in certain industries, and requiring capitalization thresholds that may limit distributions to Ares Capital. AVF LP will invest in small businesses, as such term is defined in the SBA regulations, in accordance with SBA regulations and expects that such investments will primarily be in early-stage and/or venture capital-backed companies.

        The license from the SBA allows AVF LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Leverage through SBA-guaranteed debentures is subject to required capitalization thresholds. Current SBA regulations limit the amount that any SBIC may borrow to $150 million. Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest and do not require any principal payments prior to maturity. AVF LP is subject to regulation and oversight by the SBA, including requirements with respect to reporting financial information, such as the extent of capital impairment if applicable, on a regular basis and annual examinations conducted by the SBA. The SBA, as a creditor, will have a superior claim to AVF LP's assets over Ares Capital stockholders in the event AVF LP is liquidated or the SBA exercises its remedies under the SBA-guaranteed debentures issued by AVF LP upon an event of default.

        SBICs are designed to stimulate the flow of private investor capital to eligible small businesses as defined by the SBA. Under SBA regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $19.5 million for the most recent fiscal year and have average annual net income after U.S. federal income taxes not exceeding $6.5 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must invest 25% of its investment capital in "smaller enterprises," as defined by the SBA. The definition of a smaller enterprise generally includes businesses that have a tangible net worth not exceeding $6.0 million for the most recent fiscal year and have average annual net income after U.S. federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller enterprise, which criteria depend on the primary industry in which the business is engaged and is based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in an eligible small business, it may continue to make follow on investments in the company, regardless of the size of the company at the time of the follow on investment.

        The SBA prohibits an SBIC from providing funds to small businesses with certain characteristics, such as businesses with the majority of their employees located outside the U.S., or from investing in project finance, real estate, farmland, financial intermediaries or "passive" (i.e., non-operating) businesses. Without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC's regulatory capital in any one company and its affiliates.

        The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). An SBIC may exercise control over a small business for a period of up to seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA's prior written approval.

        The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in associates thereof. The SBA also prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A "change of control" is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

        The SBA regulations require, among other things, an annual periodic examination of a licensed SBIC by an SBA examiner to determine the SBIC's compliance with the relevant SBA regulations, and the performance of a financial audit by an independent auditor.

  Qualifying Assets

        A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) below. Thus, under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to Ares Capital's business are the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions):

  (a)
  is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the Investment Company Act as any issuer that:

  (i)
  is organized under the laws of, and has its principal place of business in, the United States;

  (ii)
  is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

  (iii)
  does not have any class of securities listed on a national securities exchange;

  (b)
  is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if:

  (i)
  at the time of the purchase, Ares Capital owns at least 50% of the (x) greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities; and (y) the greatest amount of debt securities of such issuer, held by Ares Capital at any point in time during the period when such issuer was an eligible portfolio company; and

  (ii)
  Ares Capital is one of the 20 largest holders of record of such issuer's outstanding voting securities; or

  (c)
  is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if the aggregate market value of such company's outstanding voting and non-voting common equity is less than $250.0 million.

  (2)
  Securities of any eligible portfolio company that Ares Capital controls.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and Ares Capital already owns 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

        BDCs generally must offer to make available to the issuer of portfolio securities significant managerial assistance, by either offering, and providing if accepted, significant guidance and counsel concerning the management operations or business objectives of the portfolio company or by exercising a controlling influence over the management or policies of a portfolio company, except in circumstances where either (1) the BDC does not treat such issuer of securities as an eligible portfolio company, or (2) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance.

Temporary Investments

        Pending investment in other types of "qualifying assets," as described above, Ares Capital's investments may consist of cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to herein collectively as "temporary investments," so that 70% of Ares Capital's assets are qualifying assets. Typically, Ares Capital will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as Ares Capital, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of Ares Capital's assets that may be invested in such repurchase agreements. However, if more than 25% of Ares Capital's total assets constitute repurchase agreements from a single counterparty, Ares Capital may not meet the Diversification Tests in order to qualify as a RIC. Thus, Ares Capital does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Ares Capital's investment adviser will monitor the creditworthiness of the counterparties with which Ares Capital enters into repurchase agreement transactions.

Indebtedness and Senior Securities

        Ares Capital is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to Ares Capital common stock if Ares Capital's asset coverage, calculated pursuant to the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, Ares Capital must make provisions to prohibit any distribution to Ares Capital's stockholders or the repurchase of such securities or shares unless it meets the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, Ares Capital may be precluded from declaring dividends or repurchasing shares of Ares Capital common stock unless its asset coverage is at least 200%. Ares Capital may also borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Ares Capital—Regulations governing Ares Capital's operation as a BDC affect its ability to, and the way in which Ares Capital, raises additional capital."

Code of Ethics

        Ares Capital and Ares Capital Management have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by Ares Capital, so long as such investments are made in accordance with the code's requirements. For information on how to obtain a copy of the code of ethics, see "Where You Can Find More Information."

Proxy Voting Policies and Procedures

        SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, Ares Capital invests in securities that do not generally entitle it to voting rights in its portfolio companies. When Ares Capital does have voting rights, Ares Capital delegates the exercise of such rights to Ares Capital Management. Ares Capital Management's proxy voting policies and procedures are summarized below:

        In determining how to vote, officers of Ares Capital's investment adviser consult with each other and other investment professionals of Ares, taking into account the interests of Ares Capital and its investors as well as any potential conflicts of interest. Ares Capital's investment adviser consults with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, Ares Capital's investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of Ares Capital or, in extreme cases, by abstaining from voting. While Ares Capital's investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, Ares Capital's investment adviser will not delegate its voting authority to any third party.

        An officer of Ares Capital Management keeps a written record of how all such proxies are voted. Ares Capital's investment adviser retains records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC's EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, Ares Capital's investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

        Ares Capital's investment adviser's proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, Ares Capital's investment adviser votes Ares Capital's proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present or (4) Ares Capital's investment adviser finds it necessary to vote contrary to its general guidelines to maximize stockholder value or the best interests of Ares Capital. In reviewing proxy issues, Ares Capital's investment adviser generally uses the following guidelines:

  Elections of Directors

        In general, Ares Capital's investment adviser will vote proxies in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company's board of directors, or Ares Capital's investment adviser determines that there are other compelling reasons for withholding Ares Capital's vote, it will determine the appropriate vote on the matter. Ares Capital's investment adviser may withhold votes for directors when it (1) believes a direct conflict of interest exists between the interests of the director and the stockholders, (2) concludes that the actions of the director are unlawful, unethical or negligent or (3) believes the board is entrenched in or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management. Finally, Ares Capital's investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

  Appointment of Auditors

        Ares Capital believes that a portfolio company remains in the best position to choose its independent auditors and Ares Capital's investment adviser will generally support management's recommendation in this regard.

  Changes in Capital Structure

        Changes in a portfolio company's charter or bylaws may be required by state or federal regulation. In general, Ares Capital's investment adviser will cast Ares Capital's votes in accordance with the management on such proposals. However, Ares Capital's investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

  Corporate Restructurings, Mergers and Acquisitions

        Ares Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, Ares Capital's investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of Ares Capital's interests.

  Proposals Affecting Stockholder Rights

        Ares Capital will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, Ares Capital's investment adviser will balance the financial impact of the proposal against any impairment of stockholder rights as well as of Ares Capital's investment in the portfolio company.

  Corporate Governance

        Ares Capital recognizes the importance of good corporate governance. Accordingly, Ares Capital's investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

  Anti-Takeover Measures

        Ares Capital's investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure's likely effect on stockholder value dilution.

  Stock Splits

        Ares Capital's investment adviser will generally vote with management on stock split matters.

  Limited Liability of Directors

        Ares Capital's investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

  Social and Corporate Responsibility

        Ares Capital's investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. Ares Capital's investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

        Stockholders may obtain information regarding how Ares Capital voted proxies with respect to Ares Capital's portfolio securities during the twelve-month period ended March 31, 2016 free of charge by making a written request for proxy voting information to Ares Capital's Investor Relations Department at Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167, by calling Ares Capital at (888) 818-5298 or on the SEC's website at www.sec.gov.

Privacy Principles

        Ares Capital endeavors to maintain the privacy of its recordholders and safeguard their non-public personal information. The following information is provided to help recordholders understand what personal information Ares Capital collects, how it protects that information and why, in certain cases, Ares Capital may share information with select other parties.

        Generally, Ares Capital will not receive any non-public personal information about recordholders of the common stock of Ares Capital, although certain of Ares Capital's recordholders' non-public information may become available to Ares Capital. The non-public personal information that Ares Capital may receive falls into the following categories:

  •
  Information Ares Capital receives from recordholders, whether Ares Capital receives it orally, in writing or electronically. This includes recordholders' communications to Ares Capital concerning their investment;

  •
  Information about recordholders' transactions and history with Ares Capital; and

  •
  Other general information that Ares Capital may obtain about recordholders, such as demographic and contact information such as a person's address.

        Ares Capital discloses non-public personal information about recordholders:

  •
  to Ares Capital's affiliates (such as Ares Capital's investment adviser and administrator) and their employees for everyday business purposes;

  •
  to Ares Capital's service providers (such as Ares Capital's accountants, attorneys, custodians, transfer agent, underwriters and proxy solicitors) and their employees as is necessary to service recordholder accounts or otherwise provide the applicable service;

  •
  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

  •
  as allowed or required by applicable law or regulation.

        When Ares Capital shares non-public recordholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect its recordholders' privacy. Ares Capital does not permit use of recordholder information for any non-business or marketing purpose, nor does it permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

        Ares Capital's service providers, such as its adviser, administrator and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect recordholder non-public personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

        Personnel of affiliates may access recordholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a recordholder's account or comply with legal requirements.

        If a recordholder ceases to be a recordholder, Ares Capital will adhere to the privacy policies and practices as described above. Ares Capital may choose to modify its privacy policies at any time. Before Ares Capital does so, it will notify recordholders and provide a description of Ares Capital's privacy policy.

        In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, Ares Capital reserves the right to transfer recordholders' non-public personal information to the new party in control or the party acquiring assets.

Other

        Ares Capital has designated a chief compliance officer and established a compliance program pursuant to the requirements of the Investment Company Act. Ares Capital is periodically examined by the SEC for compliance with the Investment Company Act.

        Ares Capital is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect Ares Capital against larceny and embezzlement. Furthermore, as a BDC, Ares Capital is prohibited from protecting any director or officer against any liability to Ares Capital or its stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

  Compliance with the Sarbanes-Oxley Act of 2002 and NASDAQ Corporate Governance Regulations

        The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect Ares Capital. The Sarbanes-Oxley Act has required Ares Capital to review Ares Capital's policies and procedures to determine whether Ares Capital complies with the Sarbanes-Oxley Act and the regulations promulgated thereunder. Ares Capital will continue to monitor its compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that Ares Capital is in compliance therewith.

        In addition, NASDAQ has adopted various corporate governance requirements as part of its listing standards. Ares Capital believes it is in compliance with such corporate governance listing standards. Ares Capital will continue to monitor its compliance with all future listing standards and will take actions necessary to ensure that it is in compliance therewith.

 CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
OF AMERICAN CAPITAL

        American Capital's securities are held under custodian agreements by PNC Bank, National Association and Wells Fargo Securities Bank, National Association. The addresses of the custodians are 800 17th Street, NW, Washington, D.C. 20006 and Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, respectively. American Capital's assets are held under bank custodianship in compliance with the Investment Company Act. Computershare Trust Company, N.A. acts as American Capital's transfer and dividend paying agent and registrar. The principal business address of Computershare Trust Company, N.A. is P.O. Box 30170, College Station, Texas 77842-3170.

 CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
OF ARES CAPITAL

        Ares Capital's securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. Computershare Shareowner Services, LLC, or "Computershare," acts as Ares Capital's transfer agent, dividend paying agent and registrar for Ares Capital common stock. The principal business address of Computershare is 250 Royall Street, Canton, Massachusetts 02021.

 BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since Ares Capital generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

        Subject to policies established by Ares Capital's board of directors, Ares Capital's investment adviser, Ares Capital Management, is primarily responsible for the execution of the publicly traded securities portion of Ares Capital's portfolio transactions and the allocation of brokerage commissions. Ares Capital's investment adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for Ares Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities.

        While Ares Capital's investment adviser generally seeks reasonably competitive trade execution costs, Ares Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Ares Capital's investment adviser may select a broker based partly upon brokerage or research services provided to Ares Capital's investment adviser and Ares Capital and any other clients. In return for such services, Ares Capital may pay a higher commission than other brokers would charge if Ares Capital's investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

        Ares Capital also pays brokerage commissions incurred in connection with open-market purchases pursuant to its dividend reinvestment plan.

        The aggregate amount of brokerage commissions paid by Ares Capital during the three most recent fiscal years in $66,003.

 LEGAL MATTERS

        The legality of Ares Capital common stock to be issued pursuant to the merger agreement will be passed upon for Ares Capital by Venable LLP, Baltimore, Maryland.

 EXPERTS

        The consolidated financial statements of Ares Capital and subsidiaries as of December 31, 2015 and 2014 and for each of the years in the three-year period ended December 31, 2015, and the senior securities table as of December 31, 2015, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

        The audited financial statements of Senior Secured Loan Fund LLC as of and for the years ended December 31, 2015 and December 31, 2014 have been included in the registration statement in reliance upon the report of KPMG LLP, whose report thereon is included as an exhibit to this document, given on the authority of said firm as experts in auditing and accounting.

        Ernst & Young LLP, independent registered public accounting firm, has audited the consolidated financial statements of American Capital at December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015, the consolidated financial highlights for each of the five years ended December 31, 2015, and the Schedule 12-14 as of and for the year ended December 31, 2015 as set forth in their report dated February 16, 2016. Ernst & Young LLP has also audited the senior securities table of American Capital as of December 31, 2015, as set forth in their report dated July 19, 2016. American Capital has included the consolidated financial statements and consolidated financial highlights, Schedule 12-14, and senior securities table of American Capital in this document and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

 APPRAISAL RIGHTS OF AMERICAN CAPITAL STOCKHOLDERS

General

        Under Section 262 of the DGCL, holders of shares of American Capital common stock who do not vote in favor of the adoption of the merger agreement (or otherwise waive appraisal rights) and who properly comply with the procedures specified in Section 262 of the DGCL will be entitled to appraisal rights under Delaware law to have the Delaware Court of Chancery determine the "fair value" of such stockholder's American Capital shares as of the effective time (exclusive of any element of value arising from the accomplishment or expectation of the mergers) and thereafter to receive payment of such "fair value" in cash, together with interest, if any, at the rate specified in Section 262 of the DGCL in lieu of receiving the per share merger consideration. For the avoidance of doubt, to the extent payable pursuant to the terms of the merger agreement, the make-up dividend amount will not be payable to a record holder of issued and outstanding shares of American Capital common stock if such holder demands appraisal of his, her or its shares pursuant to Section 262 of the DGCL.

        Pursuant to stockholder voting and support agreements, the following holders of shares of American Capital common stock have irrevocably waived and agreed not to exercise any rights (including under Section 262 of the DGCL) to demand appraisal or rights to dissent from the mergers that they may have under applicable law: Elliott; Elliott International; John R. Erickson; Samuel A. Flax; Brian S. Graff; Neil M. Hahl; Philip R. Harper; Gordon J. O'Brien; Kenneth D. Peterson, Jr.; David G. Richards; and Malon Wilkus. For more information about these stockholder voting and support agreements, including their terms and conditions, see "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Stockholder Voting and Support Agreements."

        The following discussion is not a full summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL that is attached to this document as Annex F. All references in Section 262 of the DGCL and in this summary to a "stockholder" are to the record holder of the shares of American Capital common stock. The following discussion does not constitute any legal or other advice, nor does it constitute a recommendation that you exercise your rights to seek appraisal under Section 262 of the DGCL.

        Under Section 262 of the DGCL, when a merger is submitted for approval at a meeting of stockholders as in the case of the adoption of the merger agreement, American Capital, not less than 20 days prior to such meeting, must notify each stockholder who was an American Capital stockholder on the record date for notice of such meeting with respect to shares for which appraisal rights are available, that appraisal rights are available and include in the notice a copy of Section 262 of the DGCL. This document constitutes the required notice, and a copy of Section 262 of the DGCL is attached to this document as Annex F. A holder of American Capital common stock who wishes to exercise appraisal rights or who wishes to preserve the right to do so should review the following discussion and Annex F carefully. Failure to strictly comply with the procedures of Section 262 of the DGCL in a timely and proper manner will result in the loss of appraisal rights. A stockholder who loses his, her or its appraisal rights will be entitled to receive the per share merger consideration.

How to Exercise and Perfect Your Appraisal Rights

        American Capital stockholders wishing to exercise the rights to seek an appraisal of their shares must do ALL of the following:

  •
  you must not vote in favor of the adoption of the merger agreement (or otherwise waive appraisal rights). Because a proxy that is signed and submitted but does not otherwise contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement, if you vote by proxy and wish to exercise your appraisal rights you must vote against the adoption of the merger agreement or abstain from voting your shares;

  •
  you must deliver to American Capital (at the address set forth below) a written demand for appraisal of your shares before the vote on the adoption of the merger agreement at the stockholders' meeting; and

  •
  you must continuously hold the shares from the date of making the demand through the effective time.

        Voting, in person or by proxy, against, abstaining from voting on or failing to vote on the adoption of the merger agreement will not constitute a written demand for appraisal as required by Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote.

Who May Exercise Appraisal Rights

        Only a holder of record of shares of American Capital common stock is entitled to demand an appraisal of the shares registered in that holder's name. A demand for appraisal must be executed by or on behalf of the stockholder of record. The demand should set forth, fully and correctly, the stockholder's name as it appears on the stock certificates (or in the stock ledger). The demand must reasonably inform American Capital of the identity of the stockholder and that the stockholder intends to demand appraisal of his, her or its common stock. Beneficial owners who do not also hold their shares of common stock of record may not directly make appraisal demands to American Capital. The beneficial holder must, in such cases, have the owner of record, such as a bank, brokerage firm or other nominee, submit the required demand in respect of those shares of common stock of record. A record owner, such as a bank, brokerage firm or other nominee, who holds shares of American Capital common stock as a nominee for others, may exercise his, her or its right of appraisal with respect to the shares of American Capital common stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of American Capital common stock as to which appraisal is sought. Where no number of shares of American Capital common stock is expressly mentioned, the demand will be presumed to cover all shares of American Capital common stock held in the name of the record owner.

        Pursuant to stockholder voting and support agreements, the following holders of shares of American Capital common stock have irrevocably waived and agreed not to exercise any rights (including under Section 262 of the DGCL) to demand appraisal or rights to dissent from the mergers that they may have under applicable law: Elliott; Elliott International; John R. Erickson; Samuel A. Flax; Brian S. Graff; Neil M. Hahl; Philip R. Harper; Gordon J. O'Brien; Kenneth D. Peterson, Jr.; David G. Richards; and Malon Wilkus. See "American Capital and Ares Capital Proposal #1: Adoption of the Merger Agreement and Issuance of Ares Capital Common Stock Pursuant to the Merger Agreement—Stockholder Voting and Support Agreements" for additional details regarding the stockholder voting and support agreements.

        IF YOU HOLD YOUR SHARES IN BANK OR BROKERAGE ACCOUNTS OR OTHER NOMINEE FORMS, AND YOU WISH TO EXERCISE APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR BANK, BROKERAGE FIRM OR OTHER NOMINEE, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BANK, BROKERAGE FIRM OR OTHER NOMINEE TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. IF YOU HAVE A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BANK, BROKERAGE FIRM OR OTHER NOMINEE, YOU MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT YOUR APPRAISAL RIGHTS.

        If you own shares of American Capital common stock jointly with one or more other persons, as in a joint tenancy or tenancy in common, demand for appraisal must be executed by or for you and all other joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in making the demand, such person is acting as agent for the record owner. If you hold shares of American Capital common stock through a broker who in turn holds the shares through a central securities depository nominee, a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record holder.

        If you elect to exercise appraisal rights under Section 262 of the DGCL, you should mail or deliver a written demand to:

American Capital, Ltd.
2 Bethesda Metro Center, 14th Floor
Bethesda, MD 20814
(301) 654-6714

The Surviving Corporation's Actions After Completion of the Mergers

        If the mergers are completed, the surviving corporation will give written notice that the mergers have become effective within 10 days after the effective time to each American Capital stockholder that did not vote in favor of the adoption of the merger agreement and delivered a written demand for appraisal in accordance with Section 262 of the DGCL. Any American Capital stockholder that has not commenced an appraisal proceeding or joined such a proceeding as a named party may withdraw a demand for appraisal and accept the per share merger consideration, without interest, by delivering a written withdrawal of the demand for appraisal to the surviving corporation, except that any attempt to withdraw made more than 60 days after the effective time will require written approval of the surviving corporation. Within 120 days after the effective time, but not later, any American Capital stockholder that has complied with the requirements of Section 262 of the DGCL and who is otherwise entitled to appraisal rights or the surviving corporation may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the surviving corporation in the case of a petition filed by an American Capital stockholder, demanding a determination of the value of the shares of American Capital common stock held by all such American Capital stockholders. The surviving corporation is under no obligation to file an appraisal petition and has no intention of doing so. If you desire to have your shares appraised, you should initiate any petitions necessary for the perfection of your appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL.

        Within 120 days after the effective time, any American Capital stockholder that has complied with the provisions of Section 262 of the DGCL will be entitled to receive from the surviving corporation, upon written request, a statement setting forth the aggregate number of shares not voted in favor of the adoption of the merger agreement and with respect to which American Capital has received demands for appraisal, and the aggregate number of holders of those shares. Upon receiving such a written request, the surviving corporation must mail the statement within the later of 10 days of receipt by the surviving corporation of the request or 10 days after expiration of the period for delivery of demands for appraisal. If you are the beneficial owner of shares of stock held in a voting trust or by a nominee on your behalf you may, in your own name, file an appraisal petition or request from the surviving corporation the statement described in this paragraph.

        If a petition for appraisal is duly filed by any holder of American Capital common stock who has properly perfected his, her or its appraisal rights in accordance with the provisions of Section 262 of the DGCL, and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Delaware Register in Chancery with a duly verified list containing the names and addresses of all holders who have demanded an appraisal of their shares. The Delaware Court of Chancery will then determine which American Capital stockholders have complied with the provisions of Section 262 of the DGCL and have become entitled to appraisal rights and may require the American Capital stockholders demanding appraisal who hold certificated shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings and the Delaware Court of Chancery may dismiss the proceedings as to any American Capital stockholder who fails to comply with this direction. Where proceedings are not dismissed or the demand for appraisal is not successfully withdrawn, the appraisal proceeding will be conducted as to the shares of American Capital common stock owned by such stockholders in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. The Delaware Court of Chancery will thereafter determine the fair value of the shares of American Capital common stock at the effective time held by all American Capital stockholders who have properly perfected appraisal rights, exclusive of any element of value arising from the accomplishment or expectation of the mergers. When the fair value is determined, the Delaware Court of Chancery will direct the payment of such fair value, with interest thereon, if any, to the American Capital stockholders entitled to receive the same, upon surrender by such stockholders of their stock certificates or, in the case of book-entry shares, forthwith. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective time through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time and the date of payment of the judgment.

        In determining the fair value, and, if applicable, interest, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered and that "[f]air price obviously requires consideration of all relevant factors involving the value of a company." The Delaware Supreme Court has stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other factors which could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger." In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a "narrow exclusion [that] does not encompass known elements of value," but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 of the DGCL to mean that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered." An opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262 of the DGCL. The fair value of your shares as determined under Section 262 of the DGCL could be greater than, the same as, or less than the value of the per share merger consideration. American Capital does not anticipate offering more than the per share merger consideration to any American Capital stockholder exercising appraisal rights and reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the "fair value" of a share of American Capital common stock is less than the value of the per share merger consideration.

        If no party files a petition for appraisal within 120 days after the effective time, then all stockholders will lose the right to an appraisal, and will instead receive the per share merger consideration, without interest thereon, less any withholding taxes.

        The Delaware Court of Chancery may determine the costs of the appraisal proceeding and may tax those costs against the parties as the Delaware Court of Chancery deems to be equitable under the circumstances. However, costs do not include attorneys and expert witness fees. Each American Capital stockholder is responsible for its own attorneys and expert witnesses expenses, although, upon application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any American Capital stockholder in connection with the appraisal proceeding, including reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal.

        Any American Capital stockholder that has duly demanded an appraisal in compliance with Section 262 of the DGCL will not, after the effective time, be entitled to vote the shares of American Capital common stock subject to that demand for any purpose or receive any dividends or other distributions on those shares, except dividends or other distributions payable to holders of record of shares of American Capital common stock as of a record date prior to the effective time.

        Any American Capital stockholder that has not commenced an appraisal proceeding or joined such a proceeding as a named party may withdraw a demand for appraisal and accept the per share merger consideration by delivering a written withdrawal of the demand for appraisal to the surviving corporation, except that any attempt to withdraw made more than 60 days after the effective time will require written approval of the surviving corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery and such approval may be conditioned on the terms the Delaware Court of Chancery deems just, provided, however, that this provision will not affect the right of any stockholder who has not commenced an appraisal proceeding or joined such proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered in the merger agreement within 60 days. If you fail to perfect, successfully withdraw or lose the appraisal right, your shares will be converted into the right to receive the per share merger consideration, without interest thereon, less any withholding taxes.

        Failure to follow the steps required by Section 262 of the DGCL for perfecting appraisal rights may result in the loss of appraisal rights. In that event, you will be entitled to receive the per share merger consideration for your shares in accordance with the merger agreement. In view of the complexity of the provisions of Section 262 of the DGCL, if you are an American Capital stockholder and are considering exercising your appraisal rights under the DGCL, you should consult your own legal advisor.

        THE PROCESS OF DEMANDING AND EXERCISING APPRAISAL RIGHTS REQUIRES STRICT COMPLIANCE WITH TECHNICAL PREREQUISITES. IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR OWN LEGAL COUNSEL. TO THE EXTENT THERE ARE ANY INCONSISTENCIES BETWEEN THE FOREGOING SUMMARY AND SECTION 262 OF THE DGCL, THE DGCL WILL GOVERN.

 OTHER MATTERS

American Capital

        The American Capital board of directors does not intend to bring other matters before the American Capital annual meeting except items incidental to the conduct of the meeting. However, on all other matters properly brought before the meeting, or any adjournments or postponements thereof, by the American Capital board of directors or others, the persons named as proxies in the accompanying proxy, or their substitutes, will vote at their discretion.

Ares Capital

        Under Maryland law and the Ares Capital bylaws, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice of special meeting. Accordingly, other than procedural matters relating to the proposals, no other business may properly come before the Ares Capital special meeting. Should any procedural matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such procedural matters. No matters other than the matters described in this document are anticipated to be presented for action at the Ares Capital special meeting or at any adjournment or postponement of such special meeting.

 STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2017 ANNUAL MEETING

American Capital

        If the Transactions are completed, American Capital will have no public stockholders and there will be no public participation in any of its stockholder meetings that occur after the completion of the Transactions. However, if the Transactions are not completed, or if American Capital is otherwise required to do so under applicable law, American Capital will continue to hold annual meetings of stockholders. Any stockholder nominations or proposals for other business intended to be presented at American Capital's next annual meeting, if any, must be submitted to American Capital as set forth below.

        Proposals received from stockholders in accordance with Rule 14a-8 under the Exchange Act are given careful consideration by American Capital's Compensation, Corporate Governance and Nominating Committee and the American Capital board of directors. If a stockholder intends to present a proposal at the next annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, in order for such stockholder proposal to be included in American Capital's proxy statement for that meeting, the proposal must be received by American Capital's Secretary at American Capital, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814, on or before [    •    ], unless the date of the such annual meeting of stockholders is changed more than 30 days from [    •    ], 2016, in which case the deadline for submission of such proposal pursuant to Rule 14a-8 will be a reasonable time before American Capital begins to print and send its proxy materials.

        If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, the proposal will be included in American Capital's proxy statement and proxy card relating to such meeting.

        In order for a stockholder proposal submitted outside of Rule 14a-8, including any nominations for the American Capital board of directors made by stockholders, to be considered at the next annual meeting of stockholders, such proposal must be made by written notice (setting forth the information required by the American Capital bylaws) and received by American Capital's Secretary not less than 60 days and not more than 90 days in advance of an annual meeting.

        Such proposals should be submitted by certified mail, return receipt requested.

Ares Capital

        Stockholders may present proper nominations of candidates for director or other proposals for inclusion in Ares Capital's proxy statement and proxy card for consideration at the 2017 annual meeting of stockholders by submitting such nominations or proposals in writing to the Secretary of Ares Capital in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law the Ares Capital charter, and the Ares Capital bylaws. Ares Capital expects that the 2017 annual meeting of stockholders will be held in April 2017, but the exact date, time and location of such meeting have yet to be determined.

  Deadlines for Submitting Stockholder Proposals for Inclusion in Ares Capital's Proxy Statement and Proxy Card

        To be considered timely under Rule 14a-8(e) of the Exchange Act for inclusion in Ares Capital's proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder's proposal must be received at Ares Capital's principal executive offices not less than 120 calendar days before the anniversary of the date Ares Capital's proxy statement was released to stockholders for the previous year's annual meeting. Accordingly, a stockholder's proposal must be received no later than November 24, 2016 in order to be included in Ares Capital's proxy statement and proxy card for the 2017 annual meeting.

  Deadlines for Submitting Notice of Stockholder Proposals for Consideration at Ares Capital's Annual Meeting

        The deadline for submitting notice of a stockholder's nomination of a candidate for director or other proposal for consideration at the 2017 annual meeting, under the Ares Capital bylaws, is not earlier than the 150th day prior to the first anniversary of the date of release of the proxy statement for the preceding year's annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of release of the proxy statement for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting or (2) the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder's nomination of a candidate for director or other proposal must be received no earlier than October 25, 2016 and no later than 5:00 p.m., Eastern Time, on November 24, 2016 in order to be considered at the 2017 Annual Meeting. In order to be considered timely, such notice must be delivered to the Secretary at the principal executive office of Ares Capital and must have all information required under Section 11 of Article II of the Ares Capital bylaws.

 STOCKHOLDERS SHARING AN ADDRESS

        Only one copy of this document is being delivered to multiple stockholders of Ares Capital and American Capital unless they have previously received contrary instructions from one or more of their stockholders. Stockholders who hold shares in "street name" can request further information on householding through their banks, brokers or other holders of record.

        On written or oral request to Computershare Shareowner Services, LLC, Ares Capital's stock transfer agent at 250 Royall Street, Canton, Massachusetts 02021 (800) 426-5523, Ares Capital will deliver promptly a separate copy of this document to a stockholder at a shared address to which a single copy of this document was delivered. Stockholders sharing an address who wish, in the future, to receive separate copies or a single copy of Ares Capital's proxy statements and annual reports should provide written or oral notice to Computershare at the address and telephone number set forth above. Holders in "street name" who wish, in the future, to receive separate copies or a single copy of Ares Capital's proxy statements and annual reports, must contact their banks and brokers.

        On written or oral request to Computershare Investor Services, American Capital's stock transfer agent at P.O Box 30170 College Station, TX 77842-3170 (800) 733-5001, American Capital will deliver promptly a separate copy of this document to a stockholder at a shared address to which a single copy of this document was delivered. Stockholders sharing an address who wish, in the future, to receive separate copies or a single copy of American Capital's proxy statements and annual reports should provide written or oral notice to American Stock Transfer and Trust Company at the address and telephone number set forth above. Holders in "street name" who wish, in the future, to receive separate copies or a single copy of American Capital's proxy statements and annual reports must contact their banks and brokers.

 WHERE YOU CAN FIND MORE INFORMATION

        Ares Capital has filed with the SEC a registration statement on Form N-14 (of which this document is a part), together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about Ares Capital and the securities being offered by this document.

        American Capital and Ares Capital are each subject to the informational requirements of the Exchange Act. Accordingly, they must file annual, quarterly and current reports, proxy material and other information with the SEC. You can review and copy such information at the SEC's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. Such information is also available from the EDGAR database on the SEC's web site at http://www.sec.gov. You also can obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (202) 551-8090 or (800) SEC-0330.

        The information Ares Capital files with the SEC is available free of charge by contacting it at 245 Park Avenue, 44th Floor, New York, New York 10017 or by telephone at (212) 750-7300 or on its website at www.arescapitalcorp.com. Information contained on Ares Capital's website is not incorporated into this document and you should not consider such information to be part of this document.

        The information American Capital files with the SEC is available free of charge by contacting it at 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814 or by telephone at (301) 951-6122 or on its website at www.americancapital.com. Information contained on American Capital's website is not incorporated into this document and you should not consider such information to be part of this document.

 INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

ARES CAPITAL CORPORATION
Audited Annual Financial Statements
Reports of Independent Registered Public Accounting Firm	F-2
Consolidated Balance Sheet as of December 31, 2015 and 2014	F-4
Consolidated Statement of Operations for the years ended December 31, 2015, 2014 and 2013	F-5
Consolidated Schedule of Investments as of December 31, 2015 and 2014	F-6
Consolidated Statement of Stockholders' Equity for the years ended December 31, 2015, 2014 and 2013	F-56
Consolidated Statement of Cash Flows for the years ended December 31, 2015, 2014 and 2013	F-57
Notes to Consolidated Financial Statements	F-58
Interim Unaudited Financial Statements
Consolidated Balance Sheet as of March 31, 2016 (unaudited) and December 31, 2015	F-101
Consolidated Statement of Operations for the three months ended March 31, 2016 and 2015 (unaudited)	F-102
Consolidated Schedule of Investments as of March 31, 2016 (unaudited) and December 31, 2015	F-103
Consolidated Statement of Stockholders' Equity for the three months ended March 31, 2016 (unaudited)	F-168
Consolidated Statement of Cash Flows for the three months ended March 31, 2016 and 2015 (unaudited)	F-169
Notes to Consolidated Financial Statements (unaudited)	F-170
AMERICAN CAPITAL, LTD.
Audited Annual Financial Statements
Reports of Independent Registered Public Accounting Firm	F-209
Consolidated Balance Sheets as of December 31, 2015 and 2014	F-211
Consolidated Statements of Operations for the fiscal years ended December 31, 2015, 2014 and 2013	F-212
Consolidated Statements of Cash Flows for the fiscal years ended December 31, 2015, 2014 and 2013	F-215
Consolidated Schedule of Investments as of December 31, 2015 and 2014	F-217
Notes to Consolidated Financial Statements	F-245
Schedule 12-14—Investments In and Advances to Affiliates for the year ended December 31, 2015	F-283
Interim Unaudited Financial Statements
Consolidated Balance Sheets as of March 31, 2016 (unaudited) and December 31, 2015	F-287
Consolidated Statements of Operations for the three months ended March 31, 2016 and 2015 (unaudited)	F-288
Consolidated Statements of Cash Flows for the three months ended March 31, 2016 and 2015 (unaudited)	F-291
Consolidated Schedule of Investments as of March 31, 2016 (unaudited) and December 31, 2015	F-293
Notes to Consolidated Financial Statements (unaudited)	F-312

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Ares Capital Corporation:

        We have audited the accompanying consolidated balance sheet of Ares Capital Corporation (and subsidiaries) (the Company) as of December 31, 2015 and 2014, including the consolidated schedule of investments as of December 31, 2015 and 2014, and the related consolidated statements of operations, stockholders' equity, and cash flows, and the financial highlights (included in note 14), for each of the years in the three-year period ended December 31, 2015. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 and 2014, by correspondence with custodians, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Ares Capital Corporation (and subsidiaries) as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Ares Capital Corporation's internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated February 24, 2016 expressed as an unqualified opinion on the effectiveness of Ares Capital Corporation's internal control over financial reporting.

        As explained in note 8 to the consolidated financial statements, the accompanying consolidated financial statements include investments valued at $9.1 billion (175% of net assets), whose fair values have been estimated by the Board of Directors and management in the absence of readily determinable fair values. Such estimates are based on financial and other information provided by management of its portfolio companies, pertinent market and industry data, as well as input from independent valuation firms. These investments are valued in accordance with FASB ASC 820, Fair Value Measurement, which requires the Company to assume that the portfolio investments are sold in a principal market to market participants. The Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820 specifies a hierarchy of valuation techniques based on whether the inputs to these valuation techniques are observable or unobservable. $9.1 billion of investments at December 31, 2015 are valued based on unobservable inputs. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate significantly over short periods of time. These determinations of fair value could differ materially from the values that would have been utilized had a ready market for these investments existed.

/S/ KPMG LLP
Los Angeles, California
February 24, 2016

 Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Ares Capital Corporation:

        We have audited Ares Capital Corporation's (the Company) internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Ares Capital Corporation's management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management's Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company's internal control over financial reporting based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

        A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        In our opinion, Ares Capital Corporation maintained, in all material respects, effective internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of Ares Capital Corporation (and subsidiaries) as of December 31, 2015 and 2014, including the consolidated schedule of investments as of December 31, 2015 and 2014, and the related consolidated statements of operations, stockholders' equity, and cash flows, and the financial highlights (included in note 14), for each of the years in the three-year period ended December 31, 2015, and our report dated February 24, 2016 expressed an unqualified opinion on those consolidated financial statements.

/S/ KPMG LLP
Los Angeles, California
February 24, 2016

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in thousands, except per share data)

	As of December 31,
	2015	2014
ASSETS
Investments at fair value
Non-controlled/non-affiliate company investments	$6,481,333	$6,270,075
Non-controlled affiliate company investments	195,074	228,716
Controlled affiliate company investments	2,379,089	2,529,588

Total investments at fair value (amortized cost of $9,147,646 and $8,875,095, respectively)	9,055,496	9,028,379
Cash and cash equivalents	257,056	194,555
Interest receivable	137,968	160,981
Receivable for open trades	—	859
Other assets	80,836	112,999

Total assets	$9,531,356	$9,497,773

LIABILITIES
Debt	$4,138,479	$3,924,482
Base management fees payable	34,125	34,497
Income based fees payable	31,234	33,070
Capital gains incentive fees payable	42,265	92,979
Accounts payable and other liabilities	60,587	81,892
Interest and facility fees payable	51,007	46,974
Payable for open trades	327	164

Total liabilities	4,358,024	4,214,058
Commitments and contingencies (Note 7)
STOCKHOLDERS' EQUITY
Common stock, par value $0.001 per share, 500,000 common shares authorized; 314,347 and 314,108 common shares issued and outstanding, respectively	314	314
Capital in excess of par value	5,318,277	5,328,057
Accumulated overdistributed net investment income	(894)	(32,846)
Accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets	(53,013)	(166,668)
Net unrealized gains (losses) on investments, foreign currency and other transactions	(91,352)	154,858

Total stockholders' equity	5,173,332	5,283,715

Total liabilities and stockholders' equity	$9,531,356	$9,497,773

NET ASSETS PER SHARE	$16.46	$16.82

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	For the Years Ended December 31,
	2015	2014	2013
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest income from investments	$508,467	$439,405	$388,034
Capital structuring service fees	69,983	72,170	48,167
Dividend income	18,798	28,017	17,969
Management and other fees	—	—	949
Other income	13,455	17,488	17,054

Total investment income from non-controlled/non-affiliate company investments	610,703	557,080	472,173
From non-controlled affiliate company investments:
Interest income from investments	13,926	11,814	19,531
Capital structuring service fees	2,601	1,940	395
Dividend income	3,654	5,608	7,994
Other income	240	843	213

Total investment income from non-controlled affiliate company investments	20,421	20,205	28,133
From controlled affiliate company investments:
Interest income from investments	294,959	290,219	240,368
Capital structuring service fees	21,970	39,452	43,119
Dividend income	51,049	50,671	73,681
Management and other fees	23,906	24,596	19,254
Other income	2,342	6,736	4,993

Total investment income from controlled affiliate company investments	394,226	411,674	381,415

Total investment income	1,025,350	988,959	881,721

EXPENSES:
Interest and credit facility fees	226,967	216,019	171,495
Base management fees	134,346	127,997	104,857
Income based fees	121,390	118,273	110,511
Capital gain incentive fees	(26,721)	29,467	11,640
Administrative fees	14,244	13,689	12,317
Other general and administrative	29,612	27,383	26,390

Total expenses	499,838	532,828	437,210

NET INVESTMENT INCOME BEFORE INCOME TAXES	525,512	456,131	444,511
Income tax expense, including excise tax	17,752	18,329	14,105

NET INVESTMENT INCOME	507,760	437,802	430,406
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FOREIGN CURRENCY AND OTHER TRANSACTIONS:
Net realized gains (losses):
Non-controlled/non-affiliate company investments	95,031	59,053	49,763
Non-controlled affiliate company investments	26,253	76,442	(1,245)
Controlled affiliate company investments	—	(43,807)	15,207
Foreign currency transactions	6,247	2,167	—

Net realized gains	127,531	93,855	63,725
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	(148,899)	(29,770)	22,115
Non-controlled affiliate company investments	(8,216)	18,080	(1,123)
Controlled affiliate company investments	(91,437)	69,476	(26,602)
Foreign currency and other transactions	2,342	1,578	—

Net unrealized gains (losses)	(246,210)	59,364	(5,610)

Net realized and unrealized gains (losses) from investments, foreign currency and other transactions	(118,679)	153,219	58,115
REALIZED LOSSES ON EXTINGUISHMENT OF DEBT	(10,411)	(72)	—

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$378,670	$590,949	$488,521

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 10)	$1.20	$1.94	$1.83

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING (see Note 10)	314,375	305,287	266,939

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2015
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
CIC Flex, LP(10)	Investment partnership	Limited partnership units (0.94 units)		9/7/2007	$—	$263	(2)

Covestia Capital Partners, LP(10)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	487	1,862	(2)

HCI Equity, LLC(8)(9)(10)	Investment company	Member interest (100.00% interest)		4/1/2010	—	127

Imperial Capital Private Opportunities, LP(10)(26)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	4,054	16,906	(2)

Partnership Capital Growth Fund I, L.P.(10)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	—	692	(2)

Partnership Capital Growth Investors III, L.P.(10)(26)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	2,714	3,510	(2)

PCG-Ares Sidecar Investment II, L.P.(10)(26)	Investment partnership	Limited partnership interest (100.00% interest)		10/31/2014	6,521	9,254	(2)

PCG-Ares Sidecar Investment, L.P.(10)(26)	Investment partnership	Limited partnership interest (100.00% interest)		5/22/2014	2,152	242	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(10)(26)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	1,413	1,512

Senior Secured Loan Fund LLC(8)(11)(27)	Co-investment vehicle	Subordinated certificates ($2,000,914 par due 12/2024)	8.61% (Libor + 8.00%/M)(22)	10/30/2009	1,935,401	1,884,861
		Member interest (87.50% interest)		10/30/2009	—	—

					1,935,401	1,884,861

VSC Investors LLC(10)	Investment company	Membership interest (1.95% interest)		1/24/2008	299	1,158	(2)

					1,953,041	1,920,387		37.12%

Healthcare Services
Alegeus Technologies Holdings Corp.	Benefits administration and transaction processing provider	Preferred stock (2,997 shares)		12/13/2013	3,087	1,980
		Common stock (3 shares)		12/13/2013	3	—

					3,090	1,980

American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	First lien senior secured loan ($8,810 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	8,810	8,810	(2)(16)(21)
		First lien senior secured loan ($52,039 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	52,039	52,039	(3)(16)(21)
		First lien senior secured loan ($2,988 par due 6/2019)	4.00% (Libor + 3.00%/Q)	6/27/2014	2,988	2,988	(4)(21)

					63,837	63,837

Argon Medical Devices, Inc.	Manufacturer and marketer of single-use specialty medical devices	Second lien senior secured loan ($9,000 par due 6/2022)	10.50% (Libor + 9.50%/Q)	12/23/2015	8,730	9,000	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
AwarePoint Corporation	Healthcare technology platform developer	First lien senior secured loan ($10,000 par due 6/2018)	9.50%	9/5/2014	9,934	10,000	(2)
		Warrant to purchase up to 3,213,367 shares of Series 1 preferred stock		11/14/2014	—	609	(2)

					9,934	10,609

CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC(25)	Correctional facility healthcare operator	First lien senior secured revolving loan ($5,250 par due 7/2019)	6.50% (Base Rate + 3.00%/Q)	7/23/2014	5,250	4,883	(2)(21)
		First lien senior secured loan ($6,651 par due 7/2021)	5.00% (Libor + 4.00%/Q)	7/23/2014	6,626	6,186	(2)(21)
		Second lien senior secured loan ($135,000 par due 7/2022)	9.38% (Libor + 8.38%/Q)	7/23/2014	133,890	121,500	(2)(21)
		Class A units (601,937 units)		8/19/2010	—	878	(2)

					145,766	133,447

Correctional Medical Group Companies, Inc.(25)	Correctional facility healthcare operator	First lien senior secured loan ($3,088 par due 9/2021)	9.60% (Libor + 8.60%/Q)	9/29/2015	3,088	3,088	(2)(21)
		First lien senior secured loan ($4,093 par due 9/2021)	9.60% (Libor + 8.60%/Q)	9/29/2015	4,093	4,093	(2)(21)
		First lien senior secured loan ($44,707 par due 9/2021)	9.60% (Libor + 8.60%/Q)	9/29/2015	44,707	44,707	(3)(21)

					51,888	51,888

DCA Investment Holding, LLC(25)	Multi-branded dental practice management	First lien senior secured revolving loan ($145 par due 7/2021)	7.75% (Base Rate + 4.25%/Q)	7/2/2015	145	142	(2)(21)
		First lien senior secured loan ($19,089 par due 7/2021)	6.25% (Libor + 5.25%/Q)	7/2/2015	18,918	18,707	(2)(21)

					19,063	18,849

DNAnexus, Inc.	Bioinformatics company	First lien senior secured loan ($10,500 par due 10/2018)	9.25% (Libor + 8.25%/M)	3/21/2014	10,205	10,500	(2)(21)
		Warrant to purchase up to 909,092 units of Series C preferred stock		3/21/2014	—	240	(2)

					10,205	10,740

Global Healthcare Exchange, LLC and GHX Ultimate Parent Corp.	On-demand supply chain automation solutions provider	Class A common stock (2,991 shares)		3/11/2014	2,991	2,991	(2)
		Class B common stock (980 shares)		3/11/2014	30	3,788	(2)

					3,021	6,779

Greenphire, Inc. and RMCF III CIV XXIX, L.P(25)	Software provider for clinical trial management	First lien senior secured loan ($4,000 par due 12/2018)	9.00% (Libor + 8.00%/M)	12/19/2014	4,000	4,000	(2)(21)
		Limited partnership interest (99.90% interest)		12/19/2014	999	999	(2)

					4,999	4,999

INC Research Mezzanine Co-Invest, LLC	Pharmaceutical and biotechnology consulting services	Common units (1,410,000 units)		9/27/2010	—	3,352	(2)

Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Second lien senior secured loan ($112,000 par due 6/2020)	9.25% (Libor + 8.25%/Q)	12/27/2012	112,000	108,640	(2)(21)

LM Acquisition Holdings, LLC(9)	Developer and manufacturer of medical equipment	Class A units (426 units)		9/27/2013	660	1,732	(2)

MC Acquisition Holdings I, LLC	Healthcare professional provider	Class A units (1,338,314 shares)		1/17/2014	1,338	1,491	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
MW Dental Holding Corp.(25)	Dental services provider	First lien senior secured revolving loan ($3,500 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	3,500	3,500	(2)(21)
		First lien senior secured loan ($22,616 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	22,616	22,616	(2)(21)
		First lien senior secured loan ($24,233 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	24,233	24,233	(2)(21)
		First lien senior secured loan ($47,743 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	47,743	47,743	(3)(21)
		First lien senior secured loan ($19,744 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	19,744	19,744	(4)(21)

					117,836	117,836

My Health Direct, Inc.(25)	Healthcare scheduling exchange software solution provider	First lien senior secured loan ($2,500 par due 1/2018)	10.75%	9/18/2014	2,450	2,500	(2)
		Warrant to purchase up to 4,548 shares of Series D preferred stock		9/18/2014	39	40	(2)

					2,489	2,540

Napa Management Services Corporation	Anesthesia management services provider	First lien senior secured loan ($16,000 par due 2/2019)	9.03% (Libor + 8.03%/Q)	4/15/2011	16,000	16,000	(2)(21)
		First lien senior secured loan ($54,000 par due 2/2019)	9.03% (Libor + 8.03%/Q)	4/15/2011	53,961	54,000	(3)(21)
		Common units (5,345 units)		4/15/2011	5,764	17,350	(2)

					75,725	87,350

Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare technology provider	Second lien senior secured loan ($90,000 par due 8/2019)	10.50% (Libor + 9.50%/Q)	2/27/2015	90,000	90,000	(2)(21)
		Common stock (2,500,000 shares)		6/21/2010	760	4,450	(2)

					90,760	94,450

New Trident Holdcorp, Inc.	Outsourced mobile diagnostic healthcare service provider	Second lien senior secured loan ($80,000 par due 7/2020)	10.25% (Libor + 9.00%/Q)	8/6/2013	78,906	76,000	(2)(21)

Nodality, Inc.	Biotechnology company	First lien senior secured loan ($700 par due 2/2018)		11/12/2015	700	636	(2)(20)
		First lien senior secured loan ($150 par due 2/2018)		11/12/2015	—	—	(2)(20)
		First lien senior secured loan ($7,019 par due 2/2018)		4/25/2014	6,860	1,053	(2)(20)
		First lien senior secured loan ($2,910 par due 8/2018)		4/25/2014	2,834	437	(2)(20)
		Warrant to purchase up to 225,746 shares of Series B preferred stock		4/25/2014	—	—	(2)

					10,394	2,126

OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC(25)	Provider of technology-enabled solutions to pharmacies	First lien senior secured loan ($12,288 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	12,288	12,288	(3)(21)
		First lien senior secured loan ($6,906 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	6,906	6,906	(4)(21)
		Limited liability company membership interest (1.57%)		11/21/2013	1,000	1,197	(2)

					20,194	20,391

Patterson Medical Supply, Inc.	Distributor of rehabilitation supplies and equipment	Second lien senior secured loan ($19,000 par due 8/2023)	8.75% (Libor + 7.75%/Q)	9/2/2015	18,816	18,430	(2)(21)
PerfectServe, Inc.(25)	Communications software platform provider for hospitals and physician practices	First lien senior secured loan ($9,000 par due 3/2020)	9.00% (Libor + 8.00%/M)	9/15/2015	8,661	9,000	(2)(21)
		First lien senior secured loan ($2,000 par due 7/2020)	9.00% (Libor + 8.00%/M)	9/15/2015	1,960	2,000	(2)(21)
		Warrant to purchase up to 28,428 units of Series C preferred stock		9/15/2015	180	211	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrant to purchase up to 34,113 units of Series C preferred stock		12/26/2013	—	253	(2)

					10,801	11,464

PhyMED Management LLC	Provider of anesthesia services	Second lien senior secured loan ($47,239 par due 5/2021)	9.75% (Libor + 8.75%/Q)	12/18/2015	46,516	46,294	(2)(21)

Physiotherapy Associates Holdings, Inc.	Physical therapy provider	Class A common stock (100,000 shares)		12/13/2013	3,090	8,900

POS I Corp. (fka Vantage Oncology, Inc.)	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	935	(2)

Reed Group Holdings, LLC	Medical disability management services provider	Equity interests		4/1/2010	—	—	(2)

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Warrant to purchase up to 99,094 shares of Series C preferred stock		6/28/2012	38	28	(2)

Sage Products Holdings III, LLC	Patient infection control and preventive care solutions provider	Second lien senior secured loan ($108,679 par due 6/2020)	9.25% (Libor + 8.00%/Q)	12/13/2012	108,513	108,679	(2)(21)

Sarnova HC, LLC, Tri-Anim Health Services, Inc., and BEMS Holdings, LLC	Distributor of emergency medical service and respiratory products	Second lien senior secured loan ($60,000 par due 9/2018)	8.75% (Libor + 8.00%/M)	6/30/2014	60,000	60,000	(2)(21)

SurgiQuest, Inc.	Medical device manufacturer	Warrant to purchase up to 54,672 shares of Series D-4 convertible preferred stock		9/28/2012	—	331	(2)

Transaction Data Systems, Inc.	Pharmacy management software provider	Second lien senior secured loan ($27,500 par due 6/2022)	9.25% (Libor + 8.25%/Q)	6/15/2015	27,500	26,950	(2)(21)

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Second lien senior secured loan ($23,500 par due 9/2020)	10.25% (Libor + 9.25%/Q)	12/14/2015	23,500	23,500	(2)(21)
		Second lien senior secured loan ($50,000 par due 9/2020)	10.25% (Libor + 9.25%/Q)	9/24/2014	50,000	50,000	(2)(21)

					73,500	73,500

Urgent Cares of America Holdings I, LLC and FastMed Holdings I, LLC(25)	Operator of urgent care clinics	First lien senior secured loan ($14,000 par due 12/2022)	7.00% (Libor + 6.00%/M)	12/1/2015	14,000	13,860	(2)(21)(28)
		First lien senior secured loan ($54,725 par due 12/2022)	7.00% (Libor + 6.00%/M)	12/1/2015	54,725	54,178	(2)(21)(28)
		Preferred units (6,000,000 units)		6/11/2015	6,000	6,412
		Series A common units (2,000,000 units)		6/11/2015	2,000	1,828
		Series C common units (800,507 units)		6/11/2015	—	589

					76,725	76,867

VistaPharm, Inc. and Vertice Pharma UK Parent Limited	Manufacturer and distributor of generic pharmaceutical products	First lien senior secured loan ($20,000 par due 12/2021)	8.00% (Base Rate + 4.50%/Q)	12/21/2015	20,000	20,000	(21)
		Preferred shares (40,662 shares)		12/21/2015	407	407	(9)

					20,407	20,407

Young Innovations, Inc.	Dental supplies and equipment manufacturer	Second lien senior secured loan ($45,000 par due 7/2019)	9.00% (Libor + 8.00%/Q)	5/30/2014	45,000	45,000	(2)(21)

					1,326,411	1,325,821		25.63%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Other Services
American Residential Services L.L.C.	Heating, ventilation and air conditioning services provider	Second lien senior secured loan ($50,000 par due 12/2021)	9.00% (Libor + 8.00%/Q)	6/30/2014	49,600	50,000	(2)(21)

Community Education Centers, Inc. and CEC Parent Holdings LLC(8)	Offender re-entry and in-prison treatment services provider	First lien senior secured loan ($13,949 par due 12/2017)	6.25% (Libor + 5.25%/Q)	12/10/2010	13,949	13,949	(2)(13)(21)
		First lien senior secured loan ($337 par due 12/2017)	7.75% (Base Rate + 4.25%/Q)	12/10/2010	337	337	(2)(13)(21)
		Second lien senior secured loan ($21,895 par due 6/2018)	15.42% (Libor + 15.00%/Q)	12/10/2010	21,895	21,895	(2)
		Class A senior preferred units (7,846 units)		3/27/2015	9,384	9,467	(2)
		Class A junior preferred units (26,154 units)		3/27/2015	20,168	12,080	(2)
		Class A common units (134 units)		3/27/2015	—	—	(2)

					65,733	57,728

Competitor Group, Inc. and Calera XVI, LLC(25)	Endurance sports media and event operator	First lien senior secured revolving loan ($4,950 par due 11/2018)		11/30/2012	4,950	3,713	(2)(20)
		First lien senior secured loan ($52,349 par due 11/2018)		11/30/2012	52,216	39,262	(2)(20)
		Membership units (2,522,512 units)		11/30/2012	2,523	—	(2)

					59,689	42,975

Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC(7)(25)	Provider of outsourced healthcare linen management solutions	First lien senior secured revolving loan ($500 par due 3/2019)	7.25% (Libor + 6.00%/Q)	3/13/2014	500	500	(2)(21)(24)
		First lien senior secured loan ($23,371 par due 3/2019)	7.25% (Libor + 6.00%/Q)	3/13/2014	23,371	23,371	(3)(21)
		Class A preferred units (2,475,000 units)		3/13/2014	2,475	3,522	(2)
		Class B common units (275,000 units)		3/13/2014	275	391	(2)

					26,621	27,784

Dwyer Acquisition Parent, Inc. and TDG Group Holding Company	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($31,500 par due 2/2020)	11.00%	6/12/2015	31,500	31,500	(2)
		Senior subordinated loan ($52,670 par due 2/2020)	11.00%	8/15/2014	52,670	52,670	(2)
		Common stock (32,843 shares)		8/15/2014	3,378	4,113	(2)

					87,548	88,283

Massage Envy, LLC(25)	Franchisor in the massage industry	First lien senior secured loan ($8,017 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	8,017	8,017	(2)(21)
		First lien senior secured loan ($46,434 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	46,434	46,434	(3)(21)
		First lien senior secured loan ($19,469 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	19,469	19,469	(4)(21)
		Common stock (3,000,000 shares)		9/27/2012	3,000	5,077	(2)

					76,920	78,997

McKenzie Sports Products, LLC(25)	Designer, manufacturer and distributor of hunting-related supplies	First lien senior secured loan ($39,500 par due 9/2020)	6.75% (Libor + 5.75%/M)	9/18/2014	39,500	37,920	(2)(14)(21)
		First lien senior secured loan ($45,000 par due 9/2020)	6.75% (Libor + 5.75%/M)	9/18/2014	45,000	43,200	(3)(14)(21)

					84,500	81,120

OpenSky Project, Inc. and OSP Holdings, Inc.	Social commerce platform operator	First lien senior secured loan ($2,100 par due 9/2017)	10.00%	6/4/2014	2,083	2,100	(2)
		Warrant to purchase up to 159,496 shares of Series D preferred stock		6/29/2015	48	—	(2)

					2,131	2,100

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Osmose Holdings, Inc.	Provider of structural integrity management services to transmission and distribution infrastructure	Second lien senior secured loan ($25,000 par due 8/2023)	8.75% (Libor + 7.75%/Q)	9/3/2015	24,521	24,250	(2)(21)

PODS, LLC	Storage and warehousing	Second lien senior secured loan ($17,500 par due 2/2023)	9.25% (Libor + 8.25%/Q)	2/2/2015	17,343	17,500	(2)(21)

Spin HoldCo Inc.	Laundry service and equipment provider	Second lien senior secured loan ($140,000 par due 5/2020)	8.00% (Libor + 7.00%/Q)	5/14/2013	140,000	131,600	(2)(21)

Surface Dive, Inc.	SCUBA diver training and certification provider	Second lien senior secured loan ($53,686 par due 1/2022)	9.00% (Libor + 8.00%/Q)	7/28/2015	53,686	53,686	(2)(21)
		Second lien senior secured loan ($72,000 par due 1/2022)	10.25% (Libor + 9.25%/Q)	1/29/2015	71,612	72,000	(2)(21)

					125,298	125,686

TWH Water Treatment Industries, Inc., TWH Filtration Industries, Inc. and TWH Infrastructure Industries, Inc.(25)	Wastewater infrastructure repair, treatment and filtration holding company	First lien senior secured loan ($2,240 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	2,240	2,218	(2)(21)
		First lien senior secured loan ($36,400 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	36,400	36,036	(3)(21)

					38,640	38,254

U.S. Security Associates Holdings, Inc	Security guard service provider	Senior subordinated loan ($25,000 par due 7/2018)	11.00%	11/24/2015	25,000	25,000	(2)

WASH Multifamily Acquisition Inc. and Coinamatic Canada Inc.	Laundry service and equipment provider	Second lien senior secured loan ($3,726 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	3,657	3,540	(2)(21)
		Second lien senior secured loan ($21,274 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	20,880	20,210	(2)(21)

					24,537	23,750

					848,081	815,027		15.75%

Consumer Products
Feradyne Outdoors, LLC and Bowhunter Holdings, LLC	Provider of branded archery and bowhunting accessories	First lien senior secured loan ($4,500 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	4,500	4,365	(2)(21)
		First lien senior secured loan ($9,500 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	9,500	9,120	(2)(18)(21)
		First lien senior secured loan ($6,742 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	6,742	6,540	(2)(21)
		First lien senior secured loan ($50,100 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	50,100	48,096	(3)(18)(21)
		Common units (373 units)		4/24/2014	3,733	3,390	(2)

					74,575	71,511

Indra Holdings Corp.	Designer, marketer, and distributor of rain and cold weather products	Second lien senior secured loan ($80,000 par due 11/2021)	8.50% (Libor + 7.50%/Q)	5/1/2014	78,987	72,000	(2)(21)

Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of OTC healthcare products	Warrant to purchase up to 1,654,678 shares of common stock		7/27/2011	—	505	(2)
		Warrant to purchase up to 1,120 shares of preferred stock		7/27/2011	—	1,342	(2)

					—	1,847

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Oak Parent, Inc.	Manufacturer of athletic apparel	First lien senior secured loan ($2,586 par due 4/2018)	7.61% (Libor + 7.00%/Q)	4/2/2012	2,582	2,586	(3)(21)
		First lien senior secured loan ($8,232 par due 4/2018)	7.61% (Libor + 7.00%/Q)	4/2/2012	8,216	8,232	(4)(21)

					10,798	10,818

PG-ACP Co-Invest, LLC	Supplier of medical uniforms, specialized medical footwear and accessories	Class A membership units (1,000,0000 units)		8/29/2012	1,000	1,937	(2)

Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.	Provider of branded lawn and garden products	Second lien senior secured loan ($66,000 par due 6/2021)	9.54% (Libor + 8.54%/Q)	12/23/2014	65,683	66,000	(2)(21)
		Common stock (30,000 shares)		12/23/2014	3,000	4,138	(2)

					68,683	70,138

SHO Holding I Corporation	Manufacturer and distributor of slip resistant footwear	Second lien senior secured loan ($100,000 par due 4/2023)	9.50% (Libor + 8.50%/Q)	10/27/2015	97,497	98,000	(2)(21)

Shock Doctor, Inc. and Shock Doctor Holdings, LLC(7)	Developer, marketer and distributor of sports protection equipment and accessories	Second lien senior secured loan ($89,425 par due 10/2021)	11.50% (Libor + 10.50%/Q)	4/22/2015	89,425	89,425	(2)(21)
		Class A preferred units (50,000 units)		3/14/2014	5,000	5,299	(2)
		Class C preferred units (50,000 units)		4/22/2015	5,000	5,299	(2)

					99,425	100,023

The Hygenic Corporation	Designer, manufacturer and marketer of branded wellness products	Second lien senior secured loan ($70,000 par due 4/2021)	9.75% (Libor + 8.75%/Q)	2/27/2015	70,000	68,600	(2)(21)

The Step2 Company, LLC(8)	Toy manufacturer	Second lien senior secured loan ($27,583 par due 9/2019)	10.00%	4/1/2010	27,484	27,583	(2)
		Second lien senior secured loan ($4,500 par due 9/2019)	10.00%	3/13/2014	4,500	4,500	(2)
		Second lien senior secured loan ($43,196 par due 9/2019)		4/1/2010	30,802	12,527	(2)(20)
		Common units (1,116,879 units)		4/1/2011	24	—
		Class B common units (126,278,000 units)		10/30/2014	—	—	(2)
		Warrant to purchase up to 3,157,895 units		4/1/2010	—	—

					62,810	44,610

Varsity Brands Holding Co., Inc., Hercules Achievement, Inc., Hercules Achievement Holdings, Inc. and Hercules VB Holdings, Inc.	Leading manufacturer and distributor of textiles, apparel & luxury goods	Second lien senior secured loan ($55,576 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	55,090	55,576	(2)(21)
		Second lien senior secured loan ($91,697 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	90,901	91,697	(2)(21)
		Common stock (3,353,370 shares)		12/11/2014	3,353	4,372	(2)
		Common stock (3,353,371 shares)		12/11/2014	4,147	5,406	(2)

					153,491	157,051

					717,266	696,535		13.46%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Power Generation
Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	First lien senior secured loan ($3,900 par due 7/2017)	9.62%	12/16/2013	3,773	3,900	(2)
		Series B preferred stock (74,449 shares)		2/26/2014	250	400	(2)
		Warrant to purchase up to 59,524 units of Series B preferred stock		12/16/2013	146	120	(2)

					4,169	4,420

Bicent (California) Holdings LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($49,507 par due 2/2021)	8.25% (Libor + 7.25%/Q)	2/6/2014	49,507	49,507	(2)(21)

Brush Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($44,863 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	44,863	44,863	(2)(21)
		First lien senior secured loan ($500 par due 8/2020)	7.75% (Base Rate + 4.25%/Q)	8/1/2013	500	500	(2)(21)
		First lien senior secured loan ($2,271 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	2,271	2,271	(2)(21)
		First lien senior secured loan ($6 par due 8/2020)	7.75% (Base Rate + 4.25%/Q)	8/1/2013	6	6	(2)(21)
		First lien senior secured loan ($9,720 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	9,720	9,720	(4)(21)
		First lien senior secured loan ($108 par due 8/2020)	7.75% (Base Rate + 4.25%/Q)	8/1/2013	108	108	(4)(21)

					57,468	57,468

CPV Maryland Holding Company II, LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($44,460 par due 12/2020)	5.00% Cash, 5.00% PIK	8/8/2014	44,460	41,348	(2)
		Warrant to purchase up to 4 units of common stock		8/8/2014	—	200	(2)

					44,460	41,548

DESRI VI Management Holdings, LLC	Wind power generation facility operator	Senior subordinated loan ($25,000 par due 12/2021)	9.75%	12/24/2014	25,000	25,000	(2)
		Non-Controlling units (10.0 units)		12/24/2014	1,483	1,378	(2)

					26,483	26,378

Grant Wind Holdings II, LLC	Wind power generation facility	Senior subordinated loan ($23,400 par due 7/2016)	10.00%	9/8/2015	23,400	23,400	(2)

Green Energy Partners, Stonewall LLC and Panda Stonewall Intermediate Holdings II LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($25,000 par due 11/2021)	6.50% (Libor + 5.50%/Q)	11/13/2014	24,753	23,000	(2)(21)
		Senior subordinated loan ($18,508 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	18,508	17,398	(2)
		Senior subordinated loan ($86,519 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	86,519	81,328	(2)

					129,780	121,726

Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation(25)	Renewable fuel and chemical production developer	First lien senior secured loan ($10,000 par due 10/2018)	10.00% (Libor + 9.00%/M)	3/31/2015	9,881	10,000	(2)(21)
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock		7/25/2013	—	13	(2)(9)

					9,881	10,013

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Second lien senior secured loan ($10,000 par due 2/2020)		2/20/2014	9,469	3,000	(2)(20)

Moxie Liberty LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($35,000 par due 8/2020)	7.50% (Libor + 6.50%/Q)	8/21/2013	34,714	33,250	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Moxie Patriot LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($35,000 par due 12/2020)	6.75% (Libor + 5.75%/Q)	12/19/2013	34,720	32,550	(2)(21)

Panda Power Annex Fund Hummel Holdings II LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($73,566 par due 10/2016)	12.00% PIK	10/27/2015	73,068	73,566	(2)

Panda Sherman Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($32,104 par due 9/2018)	9.00% (Libor + 7.50%/Q)	9/14/2012	32,104	28,893	(2)(21)

Panda Temple Power II, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($20,000 par due 4/2019)	7.25% (Libor + 6.00%/Q)	4/3/2013	19,887	17,800	(2)(21)

Panda Temple Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($24,813 par due 3/2022)	7.25% (Libor + 6.25%/Q)	3/6/2015	23,654	22,083	(2)(21)

PERC Holdings 1 LLC	Operator of recycled energy, combined heat and power, and energy efficiency facilities	Class B common units (21,653,543 units)		10/20/2014	21,654	23,299	(2)

					594,418	568,901		11.00%

Manufacturing
Cambrios Technologies Corporation	Nanotechnology-based solutions for electronic devices and computers	Warrant to purchase up to 400,000 shares of Series D-4 convertible preferred stock		8/7/2012	—	13	(2)

Chariot Acquisition, LLC(25)	Distributor and designer of aftermarket golf cart parts and accessories	First lien senior secured loan ($59,318 par due 9/2021)	7.25% (Libor + 6.25%/Q)	9/30/2015	59,318	59,318	(2)(21)(28)

Component Hardware Group, Inc.(25)	Commercial equipment	First lien senior secured revolving loan ($2,241 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	2,241	2,218	(2)(21)
		First lien senior secured loan ($8,062 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	8,062	7,982	(4)(21)

					10,303	10,200

Harvey Tool Company, LLC and Harvey Tool Holding, LLC(25)	Cutting tool provider to the metalworking industry	Senior subordinated loan ($27,925 par due 9/2020)	11.00%	8/13/2015	27,925	27,925	(2)
		Class A membership units (750 units)		3/28/2014	896	1,444	(2)

					28,821	29,369

Ioxus, Inc.	Energy storage devices	First lien senior secured loan ($10,168 par due 11/2017)	10.00% Cash, 2.00% PIK	4/29/2014	9,957	8,643	(2)
		Warrant to purchase up to 717,751 shares of Series AA preferred stock		4/29/2014	—	—	(2)

					9,957	8,643

KPS Global LLC	Walk-in cooler and freezer systems	First lien senior secured loan ($50,000 par due 12/2020)	9.63% (Libor + 8.63%/Q)	12/4/2015	50,000	50,000	(2)(21)

MacLean-Fogg Company and MacLean-Fogg Holdings, L.L.C.	Manufacturer and supplier for the power utility and automotive markets worldwide	Senior subordinated loan ($96,992 par due 10/2025)	10.50% Cash, 3.00% PIK	10/31/2013	96,992	96,992	(2)
		Preferred units (70,183 units)	4.50% Cash, 9.25% PIK	10/9/2015	70,782	70,782

					167,774	167,774

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
MWI Holdings, Inc.	Engineered springs, fasteners, and other precision components	First lien senior secured loan ($14,164 par due 3/2019)	7.375% (Libor + 6.125%/Q)	10/30/2015	14,164	14,164	(2)(21)
		First lien senior secured loan ($28,102 par due 3/2019)	9.375% (Libor + 8.125%/Q)	6/15/2011	28,102	28,102	(3)(21)
		First lien senior secured loan ($19,879 par due 3/2019)	9.375% (Libor + 8.125%/Q)	6/15/2011	19,879	19,879	(4)(21)

					62,145	62,145

Niagara Fiber Intermediate Corp.(25)	Insoluble fiber filler products	First lien senior secured revolving loan ($1,881 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	1,870	1,505	(2)(21)
		First lien senior secured loan ($1,430 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	1,421	1,144	(2)(21)
		First lien senior secured loan ($13,649 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	13,567	10,919	(2)(21)

					16,858	13,568

Nordco Inc.(25)	Railroad maintenance-of-way machinery	First lien senior secured revolving loan ($3,750 par due 8/2020)	8.75% (Base Rate + 5.25%/Q)	8/26/2015	3,750	3,713	(2)(21)
		First lien senior secured loan ($70,250 par due 8/2020)	7.25% (Libor + 6.25%/Q)	8/26/2015	70,250	69,548	(2)(21)(28)
		First lien senior secured loan ($188 par due 8/2020)	8.75% (Base Rate + 5.25%/Q)	8/26/2015	188	186	(2)(21)(28)

					74,188	73,447

Pelican Products, Inc.	Flashlights	Second lien senior secured loan ($40,000 par due 4/2021)	9.25% (Libor + 8.25%/Q)	4/11/2014	39,955	38,400	(2)(21)

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1,000	—	(2)

SI Holdings, Inc.	Elastomeric parts, mid-sized composite structures, and composite tooling	Common stock (1,500 shares)		5/30/2014	1,500	1,483	(2)

TPTM Merger Corp.(25)	Time temperature indicator products	First lien senior secured revolving loan ($750 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/12/2013	750	743	(2)(21)
		First lien senior secured loan ($22,000 par due 9/2018)	9.42% (Libor + 8.42%/Q)	9/12/2013	22,000	21,780	(3)(21)
		First lien senior secured loan ($10,000 par due 9/2018)	9.42% (Libor + 8.42%/Q)	9/12/2013	10,000	9,900	(4)(21)

					32,750	32,423

					554,569	546,783		10.57%

Business Services
2329497 Ontario Inc.(9)	Outsourced data center infrastructure and related services provider	Second lien senior secured loan ($42,480 par due 6/2019)	10.50% (Libor + 9.25%/M)	12/13/2013	43,096	26,023	(2)(21)

Brandtone Holdings Limited(9)(25)	Mobile communications and marketing services provider	First lien senior secured loan ($5,674 par due 11/2018)	9.50% (Libor + 8.50%/M)	5/11/2015	5,532	5,674	(2)(21)
		First lien senior secured loan ($3,296 par due 1/2019)	9.50% (Libor + 8.50%/M)	5/11/2015	3,209	3,296	(2)(21)
		Warrant to purchase up to 115,002 units of Series Three participating convertible preferred ordinary shares		5/11/2015	—	1	(2)

					8,741	8,971

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CallMiner, Inc.	Provider of cloud-based conversational analytics solutions	First lien senior secured loan ($3,515 par due 5/2018)	10.00%	7/23/2014	3,499	3,515	(2)
		First lien senior secured loan ($1,939 par due 9/2018)	10.00%	7/23/2014	1,929	1,939	(2)
		Warrant to purchase up to 2,350,636 shares of Series 1 preferred stock		7/23/2014	—	—	(2)

					5,428	5,454

CIBT Holdings, Inc. and CIBT Investment Holdings, LLC(25)	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2,500	4,563	(2)

CMW Parent LLC (fka Black Arrow, Inc.)	Multiplatform media firm	Series A units (32 units)		9/11/2015	—	—	(2)

Command Alkon, Incorporated and CA Note Issuer, LLC	Software solutions provider to the ready-mix concrete industry	Second lien senior secured loan ($10,000 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	10,000	10,000	(2)(21)
		Second lien senior secured loan ($11,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	11,500	11,500	(2)(21)
		Second lien senior secured loan ($26,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	26,500	26,500	(2)(21)
		Senior subordinated loan ($20,301 par due 8/2021)	14.00% PIK	8/8/2014	20,301	20,301	(2)

					68,301	68,301

Compuware Parent, LLC	Web and mobile cloud performance testing and monitoring services provider	Class A-1 common stock (4,132 units)		12/15/2014	2,250	2,038	(2)
		Class B-1 common stock (4,132 units)		12/15/2014	450	408	(2)
		Class C-1 common stock (4,132 units)		12/15/2014	300	272	(2)
		Class A-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class B-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class C-2 common stock (4,132 units)		12/15/2014	—	—	(2)

					3,000	2,718

Directworks, Inc. and Co-Exprise Holdings, Inc.(25)	Provider of cloud-based software solutions for direct materials sourcing and supplier management for manufacturers	First lien senior secured loan ($2,333 par due 4/2018)	10.25% (Libor + 9.25%/M)	12/19/2014	2,333	2,287	(2)(21)
		Warrant to purchase up to 1,875,000 shares of Series 1 preferred stock		12/19/2014	—	—	(2)

					2,333	2,287

DTI Holdco, Inc. and OPE DTI Holdings, Inc.	Provider of legal process outsourcing and managed services	First lien senior secured loan ($990 par due 8/2020)	5.75% (Libor + 4.75%/Q)	8/19/2014	990	950	(2)(21)
		Class A common stock (7,500 shares)		8/19/2014	7,500	6,361	(2)
		Class B common stock (7,500 shares)		8/19/2014	—	—	(2)

					8,490	7,311

EN Engineering, L.L.C.(25)	Engineering and consulting services to natural gas, electric power and other energy & industrial end markets	First lien senior secured loan ($2,568 par due 6/2021)	8.50% (Base Rate + 5.00%/Q)	6/30/2015	2,568	2,568	(2)(21)(28)
		First lien senior secured loan ($22,368 par due 6/2021)	7.00% (Libor + 6.00%/Q)	6/30/2015	22,229	22,368	(2)(21)(28)

					24,797	24,936

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Faction Holdings, Inc. and The Faction Group LLC (fka PeakColo Holdings, Inc.)(25)	Wholesaler of cloud-based software applications and services	First lien senior secured revolving loan ($2,000 par due 11/2017)	7.75% (Base Rate + 4.25%/Q)	11/3/2014	2,000	2,000	(2)(21)
		First lien senior secured loan ($4,000 par due 5/2019)	9.75% (Libor + 8.75%/Q)	11/3/2014	3,932	4,000	(2)(21)
		First lien senior secured loan ($3,000 par due 12/2019)	9.75% (Libor + 8.75%/Q)	12/3/2015	3,000	3,000	(2)(21)
		Warrant to purchase up to 1,481 shares of Series A preferred stock		12/3/2015	—	—	(2)
		Warrant to purchase up to 2,037 shares of Series A preferred stock		11/3/2014	93	147	(2)

					9,025	9,147

First Insight, Inc.	Software company providing merchandising and pricing solutions to companies worldwide	Warrant to purchase up to 122,827 units of Series C preferred stock		3/20/2014	—	13	(2)

HCPro, Inc. and HCP Acquisition Holdings, LLC(8)	Healthcare compliance advisory services	Senior subordinated loan ($9,810 par due 5/2015)		3/5/2013	2,691	—	(2)(20)
		Class A units (14,293,110 units)		6/26/2008	12,793	—	(2)

					15,484	—

iControl Networks, Inc. and uControl Acquisition, LLC	Software and services company for the connected home market	Second lien senior secured loan ($20,000 par due 3/2019)	9.50% (Libor + 8.50%/Q)	2/19/2015	19,684	20,075	(2)(19)(21)
		Warrant to purchase up to 385,616 shares of Series D preferred stock		2/19/2015	—	173	(2)

					19,684	20,248

IfByPhone Inc.	Voice-based marketing automation software provider	Warrant to purchase up to 124,300 shares of Series C preferred stock		10/15/2012	88	71	(2)

Interactions Corporation	Developer of a speech recognition software based customer interaction system	Second lien senior secured loan ($2,500 par due 7/2019)	9.85% (Libor + 8.85%/Q)	6/16/2015	2,196	2,500	(2)(21)
		Second lien senior secured loan ($22,500 par due 7/2019)	9.85% (Libor + 8.85%/Q)	6/16/2015	22,155	22,500	(5)(21)
		Warrant to purchase up to 68,187 shares of Series G-3 convertible preferred stock		6/16/2015	303	303	(2)

					24,654	25,303

Investor Group Services, LLC(7)	Business consulting for private equity and corporate clients	Limited liability company membership interest (5.17% interest)		6/22/2006	—	360

iPipeline, Inc., Internet Pipeline, Inc. and iPipeline Holdings, Inc.(25)	Provider of software solutions to the insurance and financial services industry	First lien senior secured loan ($11,970 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	11,970	11,970	(2)(21)
		First lien senior secured loan ($44,888 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	44,888	44,888	(3)(21)
		First lien senior secured loan ($14,963 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	14,963	14,963	(4)(21)
		Preferred stock (1,485 shares)		8/4/2015	1,485	1,912	(2)
		Common stock (647,542 shares)		8/4/2015	15	—	(2)

					73,321	73,733

IronPlanet, Inc.	Online auction platform provider for used heavy equipment	Warrant to purchase to up to 133,333 shares of Series C preferred stock		9/24/2013	214	214	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Itel Laboratories, Inc.(25)	Data services provider for building materials to property insurance industry	Preferred units (1,798,391 units)		6/29/2012	1,000	1,183	(2)

Market Track Holdings, LLC	Business media consulting services company	Preferred stock (1,685 shares)		12/13/2013	2,221	2,362
		Common stock (16,251 shares)		12/13/2013	2,221	2,304

					4,442	4,666

Maximus Holdings, LLC	Provider of software simulation tools and related services	Warrant to purchase up to 1,050,013 shares of common stock		12/13/2013	—	—

Ministry Brands, LLC and MB Parent Holdings, LLC(25)	Software and payment services provider to faith-based institutions	First lien senior secured loan ($1,571 par due 11/2021)	5.25% (Libor + 4.25%/Q)	11/20/2015	1,571	1,571	(2)(21)
		First lien senior secured loan ($16,688 par due 11/2021)	10.75% (Libor + 9.75%/Q)	11/20/2015	16,688	16,688	(2)(21)
		First lien senior secured loan ($34,250 par due 11/2021)	10.75% (Libor + 9.75%/Q)	11/20/2015	33,912	34,250	(2)(21)
		Class A common units (2,000,000 units)		11/20/2015	2,000	2,000

					54,171	54,509

Multi-Ad Services, Inc.(7)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	—	404
		Common units (1,725,280 units)		4/1/2010	—	—

					—	404

MVL Group, Inc.(8)	Marketing research provider	Senior subordinated loan ($441 par due 7/2012)		4/1/2010	226	226	(2)(20)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					226	226

NAS, LLC, Nationwide Marketing Group, LLC and Nationwide Administrative Services, Inc.	Buying and marketing services organization for appliance, furniture and consumer electronics dealers	Second lien senior secured loan ($24,100 par due 12/2021)	9.75% (Libor + 8.75%/Q)	6/1/2015	24,100	23,136	(2)(21)

PHL Investors, Inc., and PHL Holding Co.(8)	Mortgage services	Class A common stock (576 shares)		7/31/2012	3,768	—	(2)

Poplicus Incorporated	Business intelligence and market analytics platform provider	First lien senior secured loan ($5,000 par due 7/2019)	8.50% (Libor + 7.50%/M)	6/25/2015	4,759	4,900	(5)(21)
		Warrant to purchase up to 2,402,991 shares of Series C preferred stock		6/25/2015	125	125	(5)

					4,884	5,025

PowerPlan, Inc. and Project Torque Ultimate Parent Corporation	Fixed asset financial management software provider	Second lien senior secured loan ($30,000 par due 2/2023)	10.75% (Libor + 9.75%/Q)	2/23/2015	29,742	30,000	(2)(21)
		Second lien senior secured loan ($50,000 par due 2/2023)	10.75% (Libor + 9.75%/Q)	2/23/2015	49,557	50,000	(3)(21)
		Class A common stock (1,980 shares)		2/23/2015	1,980	2,592	(2)
		Class B common stock (989,011 shares)		2/23/2015	20	26	(2)

					81,299	82,618

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1,000	1,130	(2)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	235	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Rocket Fuel Inc.	Provider of open and integrated software for digital marketing optimization	Common stock (11,405 units)		9/9/2014	40	20	(2)

Sonian Inc.	Cloud-based email archiving platform	First lien senior secured loan ($7,500 par due 9/2019)	9.00% (Libor + 8.00%/M)	9/9/2015	7,308	7,350	(5)(21)
		Warrant to purchase up to 169,045 shares of Series C preferred stock		9/9/2015	93	93	(5)

					7,401	7,443

Talari Networks, Inc.	Networking equipment provider	First lien senior secured loan ($6,000 par due 12/2018)	9.75% (Libor + 8.75%/M)	8/3/2015	5,901	6,000	(5)(21)
		Warrant to purchase up to 421,052 shares of Series D-1 preferred stock		8/3/2015	50	50	(5)

					5,951	6,050

TraceLink, Inc.(25)	Supply chain management software provider for the pharmaceutical industry	First lien senior secured loan ($4,500 par due 1/2019)	8.50% (Libor + 7.00%/M)	1/2/2015	4,413	4,500	(2)(21)
		Warrant to purchase up to 283,353 shares of Series A-2 preferred stock		1/2/2015	146	1,041	(2)

					4,559	5,541

Velocity Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,713,546 units)		12/13/2013	4,503	2,966

WorldPay Group PLC(9)	Payment processing provider	C2 shares (73,974 shares)		10/21/2015	11	44
		Ordinary shares (1,310,386 shares)		10/21/2015	1,128	5,931

					1,139	5,975

					507,889	480,780		9.29%

Financial Services
AllBridge Financial, LLC(8)	Asset management services	Equity interests		4/1/2010	1,140	8,037

Callidus Capital Corporation(8)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	1,670

Ciena Capital LLC(8)(25)	Real estate and small business loan servicer	First lien senior secured revolving loan ($14,000 par due 12/2016)	6.00%	11/29/2010	14,000	14,000	(2)
		First lien senior secured loan ($500 par due 12/2016)	12.00%	11/29/2010	500	500	(2)
		First lien senior secured loan ($5,000 par due 12/2016)	12.00%	11/29/2010	5,000	5,000	(2)
		First lien senior secured loan ($2,500 par due 12/2016)	12.00%	11/29/2010	2,500	2,500	(2)
		Equity interests		11/29/2010	38,974	20,835	(2)

					60,974	42,835

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28,000 par due 5/2018)	12.75%	5/10/2012	28,000	28,000	(2)

Gordian Acquisition Corp.	Financial services firm	Common stock (526 shares)		11/30/2012	—	—	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Imperial Capital Group LLC	Investment services	Class A common units (40,440 units)		5/10/2007	9,832	14,376	(2)
		2006 Class B common units (13,249 units)		5/10/2007	2	3	(2)
		2007 Class B common units (1,652 units)		5/10/2007	—	—	(2)

					9,834	14,379

Ivy Hill Asset Management, L.P.(8)(10)	Asset management services	Member interest (100.00% interest)		6/15/2009	170,961	235,526

Javlin Three LLC, Javlin Four LLC, and Javlin Five LLC(10)(25)	Asset-backed financial services	First lien senior secured revolving loan ($50,960 par due 6/2017)	8.48% (Libor + 8.25%/M)	6/24/2014	50,960	50,960	(2)

LSQ Funding Group, L.C. and LM LSQ Investors LLC(10)(25)	Asset based lender	Senior subordinated loan ($30,000 par due 6/2021)	10.50%	6/25/2015	30,000	30,000	(2)
		Membership units (3,000,000 units)		6/25/2015	3,000	2,966

					33,000	32,966

					357,869	414,373		8.01%

Education
Campus Management Corp. and Campus Management Acquisition Corp.(7)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	9,315	(2)

Infilaw Holding, LLC(25)	Operator of for-profit law schools	First lien senior secured revolving loan		8/25/2011	—	—	(23)
		First lien senior secured loan ($3,626 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	3,626	3,626	(3)(21)
		Series A preferred units (124,890 units)	9.50% (Libor + 8.50%/Q)	8/25/2011	124,890	113,650	(2)(21)
		Series B preferred units (3.91 units)		10/19/2012	9,245	9,765	(2)

					137,761	127,041

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	First lien senior secured loan ($1,670 par due 12/2018)	10.50% (Libor + 9.00%/Q)	10/31/2015	1,670	1,670	(2)(21)
		Senior preferred series A-1 shares (163,902 shares)		10/31/2015	119,422	99,514	(2)
		Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	—	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	—	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					126,781	101,184

Lakeland Tours, LLC	Educational travel provider	First lien senior secured loan ($30,750 par due 6/2020)	9.77% (Libor + 8.77%/Q)	6/9/2015	30,750	30,750	(2)(21)
		First lien senior secured loan ($43,967 par due 6/2020)	9.77% (Libor + 8.77%/Q)	6/9/2015	43,960	43,967	(2)(21)
		First lien senior secured loan ($40,362 par due 6/2020)	9.77% (Libor + 8.77%/Q)	6/9/2015	40,334	40,362	(3)(21)
		Common stock (5,000 shares)		10/4/2011	5,000	9,742	(2)

					120,044	124,821

PIH Corporation(25)	Franchisor of education-based early childhood centers	First lien senior secured revolving loan ($621 par due 12/2018)	7.00% (Libor + 6.00%/Q)	12/13/2013	621	621	(2)(21)

R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (1,977 shares)		7/30/2008	494	494	(2)
		Common membership interest (15.76% interest)		9/21/2007	15,800	25,890	(2)
		Warrant to purchase up to 27,890 shares		12/8/2009	—	—	(2)

					16,294	26,384

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Regent Education, Inc.(25)	Provider of software solutions designed to optimize the financial aid and enrollment processes	First lien senior secured revolving loan ($1,000 par due 7/2016)	10.00% (Libor + 8.00%/Q)	7/1/2014	1,000	960	(2)(21)
		First lien senior secured loan ($3,000 par due 1/2018)	10.00% (Libor + 8.00%/Q)	7/1/2014	2,927	2,880	(2)(21)
		Warrant to purchase up to 987,771 shares of Series CC preferred stock		7/1/2014	—	62	(2)

					3,927	3,902

Severin Acquisition, LLC(25)	Provider of student information system software solutions to the K-12 education market	Second lien senior secured loan ($4,154 par due 7/2022)	9.75% (Libor + 8.75%/Q)	10/28/2015	4,073	4,071	(2)(21)
		Second lien senior secured loan ($15,000 par due 7/2022)	9.25% (Libor + 8.25%/Q)	7/31/2015	14,718	14,550	(2)(21)

					18,791	18,621

WCI-Quantum Holdings, Inc.	Distributor of instructional products, services and resources	Series A preferred stock (1,272 shares)		10/24/2014	1,000	1,206	(2)

					435,739	413,095		7.99%

Restaurants and Food Services
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	Restaurant owner and operator	First lien senior secured loan ($28,581 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	28,581	25,151	(2)(17)(21)
		First lien senior secured loan ($10,919 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	10,922	9,609	(3)(17)(21)
		Promissory note ($21,972 par due 12/2023)		11/27/2006	13,770	1,641	(2)
		Warrant to purchase up to 23,750 units of Series D common stock		12/18/2013	24	—	(2)

					53,297	36,401

Benihana, Inc.(25)	Restaurant owner and operator	First lien senior secured revolving loan ($969 par due 7/2018)	8.25% (Base Rate + 4.75%/Q)	8/21/2012	969	921	(2)(21)
		First lien senior secured loan ($4,839 par due 1/2019)	7.25% (Libor + 6.00%/Q)	8/21/2012	4,839	4,597	(4)(21)

					5,808	5,518

DineInFresh, Inc.	Meal-delivery provider	First lien senior secured loan ($7,500 par due 7/2018)	9.75% (Libor + 8.75%/M)	12/19/2014	7,438	7,500	(2)(21)
		Warrant to purchase up to 143,079 shares of Series A preferred stock		12/19/2014	—	4	(2)

					7,438	7,504

Garden Fresh Restaurant Corp.(25)	Restaurant owner and operator	First lien senior secured revolving loan ($1,100 par due 7/2018)	10.50% (Libor + 9.00%/Q)	10/3/2013	1,100	1,100	(2)(21)(24)
		First lien senior secured loan ($40,688 par due 7/2018)	10.50% (Libor + 9.00%/Q)	10/3/2013	40,688	40,688	(3)(21)

					41,788	41,788

Global Franchise Group, LLC and GFG Intermediate Holding, Inc.	Worldwide franchisor of quick service restaurants	First lien senior secured loan ($62,500 par due 12/2019)	10.53% (Libor + 9.53%/Q)	12/18/2014	62,500	62,500	(3)(21)

Heritage Food Service Group, Inc. and WCI-HFG Holdings, LLC	Distributor of replacement parts for commercial kitchen equipment	Second lien senior secured loan ($31,645 par due 10/2022)	9.50% (Libor + 8.50%/Q)	10/20/2015	31,645	31,012	(2)(21)
		Preferred units (3,000,000 units)		10/20/2015	3,000	3,000	(2)

					34,645	34,012

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Orion Foods, LLC(8)	Convenience food service retailer	First lien senior secured loan ($7,536 par due 9/2015)		4/1/2010	7,536	3,699	(2)(20)
		Second lien senior secured loan ($19,420 par due 9/2015)		4/1/2010	—	—	(2)(20)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					7,536	3,699

OTG Management, LLC(25)	Airport restaurant operator	First lien senior secured revolving loan ($2,300 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	2,300	2,300	(2)(21)
		First lien senior secured loan ($10,756 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	10,756	10,756	(2)(21)
		First lien senior secured loan ($22,101 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	22,101	22,101	(2)(21)
		First lien senior secured loan ($24,688 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	24,688	24,688	(3)(21)
		Common units (3,000,000 units)		1/5/2011	3,000	11,451	(2)
		Warrant to purchase up to 7.73% of common units		6/19/2008	100	22,843	(2)

					62,945	94,139

Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan ($36,309 par due 2/2019)	8.75% (Libor + 7.75%/Q)	3/13/2014	36,076	35,219	(2)(21)

					312,033	320,780		6.20%

Oil and Gas
Lonestar Prospects, Ltd.	Sand proppant producer and distributor to the oil and natural gas industry	First lien senior secured loan ($25,286 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	25,286	24,022	(2)(21)
		First lien senior secured loan ($49,343 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	49,343	46,876	(3)(21)

					74,629	70,898

Petroflow Energy Corporation	Oil and gas exploration and production company	First lien senior secured loan ($52,539 par due 7/2017)		7/31/2014	49,269	19,807	(2)(20)

Primexx Energy Corporation	Privately-held oil and gas exploration and production company	Second lien senior secured loan ($125,000 par due 1/2020)	10.00% (Libor + 9.00%/M)	7/7/2015	124,524	116,250	(2)(21)

UL Holding Co., LLC and Universal Lubricants, LLC(7)	Manufacturer and distributor of re-refined oil products	Second lien senior secured loan ($12,099 par due 12/2016)		4/30/2012	9	10	(2)(20)
		Second lien senior secured loan ($51,314 par due 12/2016)		4/30/2012	37,043	42,295	(2)(20)
		Second lien senior secured loan ($5,971 par due 12/2016)		4/30/2012	4,272	4,921	(2)(20)
		Class A common units (533,351 units)		6/17/2011	4,993	—	(2)
		Class B-5 common units (272,834 units)		6/17/2011	2,492	—	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)
		Warrant to purchase up to 654,045 shares of Class A units		5/2/2014	—	—	(2)
		Warrant to purchase up to 26,072 shares of Class B-1 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 52,143 shares of Class B-2 units		5/2/2014	—	—	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrant to purchase up to 26,965 shares of Class B-3 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 73,106 shares of Class B-5 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 54,263 shares of Class B-6 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 952,095 shares of Class C units		5/2/2014	—	—	(2)

					57,517	57,188

					305,939	264,143		5.11%

Containers and Packaging
Charter NEX US Holdings, Inc.	Producer of high-performance specialty films used in flexible packaging	Second lien senior secured loan ($16,000 par due 2/2023)	9.25% (Libor + 8.25%/Q)	2/5/2015	15,787	15,680	(2)(21)

GS Pretium Holdings, Inc.	Manufacturer and supplier of high performance plastic containers	Common stock (500,000 shares)		6/2/2014	500	479	(2)
ICSH, Inc.(25)	Industrial container manufacturer, reconditioner and servicer	First lien senior secured revolving loan		8/30/2011	—	—	(2)(23)
		Second lien senior secured loan ($66,000 par due 12/2019)	10.00% (Libor + 9.00%/Q)	12/31/2015	66,000	66,000	(2)(21)

					66,000	66,000

LBP Intermediate Holdings LLC(25)	Manufacturer of paper and corrugated foodservice packaging	First lien senior secured revolving loan		7/10/2015	—	—	(2)(23)
		First lien senior secured loan ($24,425 par due 7/2020)	6.50% (Libor + 5.50%/Q)	7/10/2015	24,153	24,425	(3)(21)
		First lien senior secured loan ($193 par due 7/2020)	8.00% (Base Rate + 4.50%/Q)	7/10/2015	191	193	(3)(21)

					24,344	24,618
Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($142,500 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	142,500	142,500	(2)(21)
		Common stock (50,000 shares)		12/14/2012	3,951	7,270	(2)

					146,451	149,770

					253,082	256,547		4.96%

Food and Beverage
American Seafoods Group LLC and American Seafoods Partners LLC(25)	Harvester and processor of seafood	First lien senior secured loan ($19,850 par due 8/2021)	6.00% (Libor + 5.00%/Q)	8/19/2015	19,598	19,652	(2)(21)
		Second lien senior secured loan ($55,000 par due 2/2022)	10.00% (Libor + 9.00%/Q)	8/19/2015	55,000	53,900	(2)(21)
		Class A units (77,922 units)		8/19/2015	78	75	(2)
		Warrant to purchase up to 7,422,078 Class A units		8/19/2015	7,422	7,160	(2)

					82,098	80,787

Eagle Family Foods Group LLC	Manufacturer and producer of milk products	First lien senior secured loan ($64,775 par due 12/2021)	10.05% (Libor + 9.05%/Q)	12/31/2015	64,277	64,775	(2)(21)

GF Parent LLC	Producer of low-acid, aseptic food and beverage products	Class A preferred units (2,940 units)		5/13/2015	2,940	2,433	(2)
		Class A common units (59,999.74 units)		5/13/2015	60	—	(2)

					3,000	2,433

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Kettle Cuisine, LLC	Manufacturer of fresh refrigerated and frozen food products	Second lien senior secured loan ($28,500 par due 2/2022)	10.50% (Libor + 9.50%/Q)	8/21/2015	28,500	28,500	(2)(21)

KeyImpact Holdings, Inc. and JWC/KI Holdings, LLC(25)	Foodservice sales and marketing agency	First lien senior secured loan ($46,250 par due 11/2021)	7.13% (Libor + 6.13%/Q)	11/16/2015	46,250	45,788	(2)(21)(28)
		Membership units (5,000 units)		11/16/2015	5,000	5,000	(2)

					51,250	50,788

					229,125	227,283		4.39%

Automotive Services
AEP Holdings, Inc. and Arrowhead Holdco Company	Distributor of non-discretionary, mission-critical aftermarket replacement parts	First lien senior secured loan ($45,346 par due 8/2021)	7.25% (Libor + 6.25%/Q)	8/31/2015	45,346	44,893	(2)(21)(28)
		First lien senior secured loan ($904 par due 8/2021)	8.75% (Base Rate + 5.25%/Q)	8/31/2015	904	895	(2)(21)(28)
		Common stock (2,500 shares)		8/31/2015	2,500	2,518	(2)

					48,750	48,306

ChargePoint, Inc.	Developer and operator of electric vehicle charging stations	First lien senior secured loan ($10,000 par due 7/2019)	9.75% (Libor + 8.75%/M)	12/24/2014	9,821	10,000	(2)(21)
		First lien senior secured loan ($10,000 par due 1/2019)	9.75% (Libor + 8.75%/M)	12/24/2014	9,567	10,000	(2)(21)
		Warrant to purchase up to 404,563 shares of Series E preferred stock		12/24/2014	327	327	(2)

					19,715	20,327

Dent Wizard International Corporation and DWH Equity Investors, L.P.	Automotive reconditioning services	Second lien senior secured loan ($50,000 par due 10/2020)	10.25% (Libor + 9.25%/Q)	4/7/2015	50,000	50,000	(3)(21)
		Class A Common Stock (10,000 shares)		4/7/2015	333	456	(2)
		Class B Common Stock (20,000 shares)		4/7/2015	667	911	(2)

					51,000	51,367

Eckler Industries, Inc.(25)	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($2,000 par due 7/2017)	8.50% (Base Rate + 5.00%/Q)	7/12/2012	2,000	1,940	(2)(21)
		First lien senior secured loan ($7,054 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	7,054	6,842	(2)(21)
		First lien senior secured loan ($26,581 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	26,581	25,784	(3)(21)
		Series A preferred stock (1,800 shares)		7/12/2012	1,800	—	(2)
		Common stock (20,000 shares)		7/12/2012	200	—	(2)

					37,635	34,566

EcoMotors, Inc.	Engine developer	First lien senior secured loan ($11,480 par due 3/2018)	11.00%	9/1/2015	10,855	11,480	(2)
		Warrant to purchase up to 321,888 shares of Series C preferred stock		12/28/2012	—	347	(2)
		Warrant to purchase up to 70,000 shares of Series C preferred stock		2/24/2015	—	—	(2)

					10,855	11,827

Simpson Performance Products, Inc.	Provider of motorsports safety equipment	First lien senior secured loan ($5,006 par due 2/2020)	9.80% (Libor + 8.80%/Q)	10/19/2015	5,006	5,006	(2)(21)
		First lien senior secured loan ($19,500 par due 2/2020)	9.80% (Libor + 8.80%/Q)	2/20/2015	19,500	19,500	(3)(21)

					24,506	24,506

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
SK SPV IV, LLC	Collision repair site operators	Series A common stock (12,500 units)		8/18/2014	571	2,679	(2)
		Series B common stock (12,500 units)		8/18/2014	571	2,679	(2)

					1,142	5,358

TA THI Buyer, Inc. and TA THI Parent, Inc.	Collision repair company	Series A preferred stock (50,000 shares)		7/28/2014	5,000	9,297	(2)

					198,603	205,554		3.97%

Commercial Real Estate Finance
10th Street, LLC and New 10th Street, LLC(8)	Real estate holding company	First lien senior secured loan ($25,320 par due 11/2019)	7.00% Cash, 1.00% PIK	3/31/2014	25,320	25,320	(2)
		Senior subordinated loan ($27,235 par due 11/2019)	7.00% Cash, 1.00% PIK	4/1/2010	27,235	27,235	(2)
		Member interest (10.00% interest)		4/1/2010	594	44,520
		Option (25,000 units)		4/1/2010	25	25

					53,174	97,100

Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	135

Crescent Hotels & Resorts, LLC and affiliates(8)	Hotel operator	Senior subordinated loan ($2,236 par due 9/2011)	15.00%	4/1/2010	—	2,670	(2)
		Common equity interest		4/1/2010	—	—

					—	2,670

					53,174	99,905		1.93%

Chemicals
Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	Warrant to purchase 322,422 shares of Series D preferred stock		3/28/2013	—	6	(2)
K2 Pure Solutions Nocal, L.P.(25)	Chemical Producer	First lien senior secured revolving loan ($5,000 par due 8/2019)	9.125% (Libor + 8.125%/M)	8/19/2013	5,000	4,900	(2)(21)
		First lien senior secured loan ($20,694 par due 8/2019)	8.00% (Libor + 7.00%/M)	8/19/2013	20,694	20,280	(2)(21)
		First lien senior secured loan ($38,500 par due 8/2019)	8.00% (Libor + 7.00%/M)	8/19/2013	38,500	37,730	(3)(21)
		First lien senior secured loan ($19,250 par due 8/2019)	8.00% (Libor + 7.00%/M)	8/19/2013	19,250	18,865	(4)(21)

					83,444	81,775

Kinestral Technologies, Inc.	Designer of adaptive, dynamic glass for the commercial and residential markets	First lien senior secured loan ($10,000 par due 10/2018)	8.75% (Libor + 7.75%/M)	4/22/2014	9,856	10,000	(2)(21)
		Warrant to purchase up to 325,000 shares of Series A preferred stock		4/22/2014	73	151	(2)
		Warrant to purchase up to 131,883 shares of Series B preferred stock		4/9/2015	—	—	(2)

					9,929	10,151

Liquid Light, Inc.	Developer and licensor of process technology for the conversion of carbon dioxide into major chemicals	First lien senior secured loan ($2,556 par due 11/2017)	10.00%	8/13/2014	2,518	2,556	(2)
		Warrant to purchase up to 86,009 shares of Series B preferred stock		8/13/2014	77	74	(2)

					2,595	2,630

					95,968	94,562		1.83%

Hotel Services
Aimbridge Hospitality Holdings, LLC(25)	Hotel operator	First lien senior secured loan ($18,305 par due 10/2018)	8.25% (Libor + 7.00%/Q)	7/15/2015	18,066	18,305	(2)(15)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Castle Management Borrower LLC	Hotel operator	First lien senior secured loan ($5,940 par due 9/2020)	5.50% (Libor + 4.50%/Q)	10/17/2014	5,940	5,940	(2)(21)
		Second lien senior secured loan ($10,000 par due 3/2021)	11.00% (Libor + 10.00%/Q)	10/17/2014	10,000	10,000	(2)(21)
		Second lien senior secured loan ($55,000 par due 3/2021)	11.00% (Libor + 10.00%/Q)	10/17/2014	55,000	55,000	(2)(21)

					70,940	70,940

					89,006	89,245		1.73%

Aerospace and Defense
Cadence Aerospace, LLC	Aerospace precision components manufacturer	First lien senior secured loan ($4,074 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	4,057	4,074	(4)(21)
		Second lien senior secured loan ($79,657 par due 5/2019)	10.50% (Libor + 9.25%/Q)	5/10/2012	79,657	77,267	(2)(21)

					83,714	81,341

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	131	131	(2)
		Common stock (1,885,195 shares)		1/17/2008	2,291	2,504	(2)

					2,422	2,635

					86,136	83,976		1.62%

Environmental Services
RE Community Holdings II, Inc., Pegasus Community Energy, LLC., and MPH Energy Holdings, LP	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8,839	—	(2)
		Limited partnership interest (3.13% interest)		1/8/2014	—	—	(2)

					8,839	—

Waste Pro USA, Inc	Waste management services	Second lien senior secured loan ($76,725 par due 10/2020)	8.50% (Libor + 7.50%/Q)	10/15/2014	76,725	76,725	(2)(21)

					85,564	76,725		1.48%

Health Clubs
Athletic Club Holdings, Inc.(25)	Premier health club operator	First lien senior secured loan ($41,000 par due 10/2020)	9.50% (Libor + 8.50%/Q)	10/11/2007	41,000	41,000	(2)(21)

CFW Co-Invest, L.P., NCP Curves, L.P. and Curves International Holdings, Inc.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4,152	3,767	(2)
		Common stock (1,680 shares)		11/12/2014	—	—	(2)(9)
		Limited partnership interest (2,218,235 shares)		7/31/2012	2,218	2,012	(2)(9)

					6,370	5,779

					47,370	46,779		0.90%

Wholesale Distribution
Flow Solutions Holdings, Inc.	Distributor of high value fluid handling, filtration and flow control products	Second lien senior secured loan ($6,000 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	6,000	5,820	(2)(21)
		Second lien senior secured loan ($29,500 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	29,500	28,615	(2)(21)

					35,500	34,435

					35,500	34,435		0.67%

Retail
Paper Source, Inc. and Pine Holdings, Inc.(25)	Retailer of fine and artisanal paper products	First lien senior secured loan ($9,800 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/23/2013	9,800	9,800	(4)(21)
		Class A common stock (36,364 shares)		9/23/2013	6,000	7,056	(2)

					15,800	16,856

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Things Remembered, Inc. and TRM Holdings Corporation(25)	Personalized gifts retailer	First lien senior secured revolving loan ($3,167 par due 5/2017)		5/24/2012	3,126	1,868	(2)(20)
		First lien senior secured loan ($12,878 par due 5/2018)		5/24/2012	12,606	7,598	(4)(20)

					15,732	9,466

					31,532	26,322		0.51%

Telecommunications
Adaptive Mobile Security Limited(9)	Developer of security software for mobile communications networks	First lien senior secured loan ($3,039 par due 7/2018)	10.00% (Libor + 9.00%/M)	1/16/2015	3,196	3,189	(2)(19)(21)
		First lien senior secured loan ($769 par due 10/2018)	10.00% (Libor + 9.00%/M)	1/16/2015	807	807	(2)(19)(21)

					4,003	3,996

American Broadband Communications, LLC, American Broadband Holding Company, and Cameron Holdings of NC, Inc.	Broadband communication services	Warrant to purchase up to 208 shares		11/7/2007	—	7,249
		Warrant to purchase up to 200 shares		9/1/2010	—	6,970

					—	14,219

Startec Equity, LLC(8)	Communication services	Member interest		4/1/2010	—	—

Wilcon Holdings LLC	Communications infrastructure provider	Class A common stock (2,000,000 shares)		12/13/2013	1,829	2,620

					5,832	20,835		0.40%

Printing, Publishing and Media
Batanga, Inc.(25)	Independent digital media company	First lien senior secured revolving loan ($3,000 par due 6/2016)	10.00%	10/31/2012	3,000	3,000	(2)
		First lien senior secured loan ($6,590 par due 6/2017)	10.60%	10/31/2012	6,590	6,650	(2)(19)

					9,590	9,650

Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (10,663 shares)		9/29/2006	1,066	3,875	(2)
		Common stock (15,393 shares)		9/29/2006	3	9	(2)

					1,069	3,884

					10,659	13,534		0.26%

Computers and Electronics
Everspin Technologies, Inc.(25)	Designer and manufacturer of computer memory solutions	First lien senior secured loan ($8,000 par due 6/2019)	8.75% (Libor + 7.75%/M)	6/5/2015	7,533	7,840	(5)(21)
		Warrant to purchase up to 480,000 shares of Series B preferred stock		6/5/2015	355	355	(5)

					7,888	8,195

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Liquid Robotics, Inc.	Ocean data services provider utilizing long duration, autonomous surface vehicles	First lien senior secured loan ($5,000 par due 5/2019)	9.00% (Libor + 8.00%/M)	10/29/2015	4,876	4,900	(5)(21)
		Warrant to purchase up to 50,263 shares of Series E preferred stock		10/29/2015	76	74	(5)

					4,952	4,974

					12,840	13,169		0.26%

					$9,147,646	$9,055,496		175.04%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of December 31, 2015 represented 175% of the Company's net assets or 95% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
These assets are owned by the Company's consolidated subsidiary Ares Venture Finance, L.P. ("AVF LP"), are pledged as collateral for the SBA Debentures and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than AVF LP's obligations (see Note 5 to the consolidated financial statements). AVF LP operates as a Small Business Investment Company under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended.

(6)
Investments without an interest rate are non-income producing.
(7)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" and "Control" this portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2015 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$—	$—	$—	$—	$—	$—	$—	$(846)
Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.	$41,571	$121,827	$43,170	$5,049	$129	$1,312	$71	$25,920	$(11,656)
Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC	$500	$1,645	$—	$1,930	$—	$—	$133	$—	$888
Investor Group Services, LLC	$—	$—	$—	$—	$—	$107	$—	$333	$(265)
Multi-Ad Services, Inc.	$—	$788	$—	$—	$—	$2,235	$—	$—	$(926)
Shock Doctor, Inc. and Shock Doctor Holdings, LLC	$108,425	$—	$14,000	$6,947	$2,472	$—	$36	$—	$(161)
UL Holding Co., LLC	$—	$251	$—	$—	$—	$—	$—	$—	$4,750
(8)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company

  (including through a management agreement). Transactions during the year ended December 31, 2015 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC and New 10th Street, LLC	$—	$—	$—	$8,165	$—	$950	$—	$—	$(6,407)
AllBridge Financial, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$2,233
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$(32)
Ciena Capital LLC	$—	$18,400	$—	$2,550	$—	$—	$—	$—	$11,328
Community Education Centers, Inc. and CEC Parent Holdings LLC	$—	$—	$—	$3,867	$—	$—	$72	$—	$(693)
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$1,036	$—	$—	$—	$—	$2,670
HCI Equity, LLC	$—	$—	$—	$—	$—	$99	$—	$—	$(270)
HCP Acquisition Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ivy Hill Asset Management, L.P.	$—	$—	$—	$—	$—	$50,000	$—	$—	$(23,798)
MVL Group, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Orion Foods, LLC	$—	$533	$—	$—	$—	$—	$—	$—	$1,126
PHL Investors, Inc., and PHL Holding Co.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Senior Secured Loan Fund LLC*	$228,676	$329,693	$—	$276,067	$21,970	$—	$26,176	$—	$(81,057)
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Step2 Company, LLC	$—	$—	$—	$3,274	$—	$—	$—	$—	$3,463

*
Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), the Company has co-invested through the Senior Secured Loan Fund LLC d/b/a the "Senior Secured Loan Program" (the "SSLP"). The SSLP has been capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).
(9)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(11)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies ("BDCs") the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under Investment Company Act) (i.e. not eligible to included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". The Company provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, the Company has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with the Company's position. Pursuant to Section 55(a) of the Investment Company Act (using the Staff's methodology described above solely for this purpose), 25% of the Company's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of December 31, 2015.

(12)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $13 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $85 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.50% on $62 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $48 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 5.00% on $19 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.55% on $42 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(19)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(20)
Loan was on non-accrual status as of December 31, 2015.

(21)
Loan includes interest rate floor feature.

(22)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

(23)
As of December 31, 2015, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(24)
As of December 31, 2015, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(25)
As of December 31, 2015, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 7 to the consolidated financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
Aimbridge Hospitality, LLC	$2,466	$—	$2,466	$—	$—	$2,466
American Seafoods Group LLC	22,125	—	22,125	—	—	22,125
Athletic Club Holdings, Inc.	10,000	—	10,000	—	—	10,000
Batanga, Inc.	4,000	(3,000)	1,000	—	—	1,000
Benihana, Inc.	3,231	(969)	2,262	—	—	2,262
Brandtone Holdings Limited	4,539	—	4,539	—	—	4,539
CCS Intermediate Holdings, LLC	7,500	(5,250)	2,250	—	—	2,250
Chariot Acquisition, LLC	1,000	—	1,000	—	—	1,000
CIBT Holdings, Inc.	26,440	—	26,440	—	—	26,440
Ciena Capital LLC	20,000	(14,000)	6,000	(6,000)	—	—
Competitor Group, Inc.	6,250	(4,950)	1,300	—	—	1,300
Component Hardware Group, Inc.	3,734	(2,241)	1,493	—	—	1,493
Correctional Medical Group Companies, Inc.	163	—	163	—	—	163
Crown Health Care Laundry Services, Inc.	5,000	(1,272)	3,728	—	—	3,728
DCA Investment Holding, LLC	5,800	(145)	5,655	—	—	5,655
Directworks, Inc.	1,000	—	1,000	—	—	1,000
Eckler Industries, Inc.	4,000	(2,000)	2,000	—	—	2,000
EN Engineering, L.L.C.	4,932	—	4,932	—	—	4,932
Everspin Technologies, Inc.	4,000	—	4,000	—	—	4,000
Faction Holdings, Inc.	2,000	(2,000)	—	—	—	—
Garden Fresh Restaurant Corp.	5,000	(3,742)	1,258	—	—	1,258
Greenphire, Inc.	8,000	—	8,000	—	—	8,000
Harvey Tool Company, LLC	752	—	752	—	—	752
ICSH, Inc.	5,000	(703)	4,297	—	—	4,297
Infilaw Holding, LLC	25,000	(9,670)	15,330	—	—	15,330
iPipeline, Inc.	4,000	—	4,000	—	—	4,000
Itel Laboratories, Inc.	2,500	—	2,500	—	—	2,500
Javlin Three LLC	60,000	(50,960)	9,040	—	—	9,040
Joule Unlimited Technologies, Inc.	5,000	—	5,000	—	—	5,000
K2 Pure Solutions Nocal, L.P.	5,000	(5,000)	—	—	—	—
KeyImpact Holdings, Inc.	12,500	—	12,500	—	—	12,500
LBP Intermediate Holdings LLC	850	(54)	796	—	—	796
LSQ Funding Group, L.C.	10,000	—	10,000	—	—	10,000
Massage Envy, LLC	5,000	—	5,000	—	—	5,000
McKenzie Sports Products, LLC	12,000	—	12,000	—	—	12,000
Ministry Brands LLC	4,991	—	4,991	—	—	4,991
MW Dental Holding Corp.	17,250	(3,500)	13,750	—	—	13,750
My Health Direct, Inc.	1,000	—	1,000	—	—	1,000
Niagara Fiber Intermediate Corp.	1,881	(1,881)	—	—	—	—
Nordco Inc	11,250	(3,750)	7,500	—	—	7,500
OmniSYS Acquisition Corporation	2,500	—	2,500	—	—	2,500
OTG Management, LLC	19,369	(2,300)	17,069	—	—	17,069
Paper Source, Inc.	2,500	—	2,500	—	—	2,500
PerfectServe, Inc.	5,000	—	5,000	—	—	5,000
PIH Corporation	3,314	(621)	2,693	—	—	2,693
Regent Education, Inc.	2,000	(1,000)	1,000	—	—	1,000
RuffaloCODY, LLC	7,683	—	7,683	—	—	7,683
Severin Acquisition, LLC	2,900	—	2,900	—	—	2,900
Things Remembered, Inc.	5,000	(3,167)	1,833	—	—	1,833
TPTM Merger Corp.	2,500	(750)	1,750	—	—	1,750
TraceLink, Inc.	3,000	—	3,000	—	—	3,000
TWH Water Treatment Industries, Inc.	8,960	—	8,960	—	—	8,960
Urgent Cares of America Holdings I, LLC	16,000	—	16,000	—	—	16,000
Zemax, LLC	3,000	—	3,000	—	—	3,000

	$418,880	$(122,925)	$295,955	$(6,000)	$—	$289,955

(26)
As of December 31, 2015, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

Portfolio Company	Total private equity commitments	Less: funded private equity commitments	Total unfunded private equity commitments	Less: private equity commitments substantially at the discretion of the Company	Total net adjusted unfunded private equity commitments
Imperial Capital Private Opportunities, LP	$50,000	$(6,794)	$43,206	$(43,206)	$—
Partnership Capital Growth Investors III, L.P.	5,000	(4,037)	963	—	963
PCG—Ares Sidecar Investment, L.P. and PCG-Ares Sidecar Investment II, L.P.	50,000	(8,652)	41,348	(41,348)	—
Piper Jaffray Merchant Banking Fund I, L.P.	2,000	(1,413)	587	—	587

	$107,000	$(20,896)	$86,104	$(84,554)	$1,550

(27)
As of December 31, 2015, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitment to fund delayed draw loans of up to $32.6 million. See Note 4 to the consolidated financial statements for more information on the SSLP.

(28)
Loan is included as part of a forward sale agreement. See Note 6 to the consolidated financial statements for more information on the forward sale agreement.

 ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2014
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
CIC Flex, LP(9)	Investment partnership	Limited partnership units (0.94 units)		9/7/2007	$—	$248	(2)

Covestia Capital Partners, LP(9)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	487	2,100	(2)

HCI Equity, LLC(7)(8)(9)	Investment company	Member interest (100.00% interest)		4/1/2010	—	397

Imperial Capital Private Opportunities, LP(9)(31)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	4,654	19,005	(2)

Partnership Capital Growth Fund I, L.P.(9)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	—	1,526	(2)

Partnership Capital Growth Investors III, L.P.(9)(31)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	3,030	2,735	(2)

PCG-Ares Sidecar Investment, L.P.(9)(31)	Investment partnership	Limited partnership interest (100.00% interest)		5/22/2014	2,073	1,866	(2)

PCG-Ares Sidecar Investment II, L.P.(9)(31)	Investment partnership	Limited partnership interest (100.00% interest)		10/31/2014	6,500	6,500	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(9)(31)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	1,074	955	(2)

Senior Secured Loan Fund LLC(7)(10)(32)	Co-investment vehicle	Subordinated certificates ($2,034,498 par due 12/2024)	8.26% (Libor + 8.00%/M)(26)	10/30/2009	2,034,498	2,065,015
		Membership interest (87.50% interest)		10/30/2009	—	—

					2,034,498	2,065,015

VSC Investors LLC(9)	Investment company	Membership interest (1.95% interest)		1/24/2008	879	1,481	(2)

					2,053,195	2,101,828		39.78%

Healthcare Services

Alegeus Technologies Holdings Corp.	Benefits administration and transaction processing provider	Preferred stock (2,997 shares)		12/13/2013	3,087	1,876
		Common stock (3 shares)		12/13/2013	3	—

					3,090	1,876

American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	First lien senior secured loan ($14,088 par due 6/2019)	4.00% (Libor + 3.00%/Q)	6/27/2014	14,088	14,088	(2)(25)
		First lien senior secured loan ($23,425 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	23,425	23,425	(2)(13)(25)
		First lien senior secured loan ($52,039 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	52,039	52,039	(3)(13)(25)
		First lien senior secured loan ($4,126 par due 6/2019)	4.00% (Libor + 3.00%/Q)	6/27/2014	4,126	4,126	(4)(25)

					93,678	93,678

Athletico Management, LLC and Accelerated Holdings, LLC	Provider of outpatient rehabilitation services	First lien senior secured loan ($4,000 par due 12/2020)	6.25% (Libor + 5.50%/Q)	12/2/2014	3,968	4,000	(2)(25)

AwarePoint Corporation	Healthcare technology platform developer	First lien senior secured loan ($10,000 par due 6/2018)	9.50%	9/5/2014	9,907	9,900	(2)
		Warrant to purchase up to 3,213,367 shares of Series 1 preferred stock		11/14/2014	—	—	(2)

					9,907	9,900

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
AxelaCare Holdings, Inc. and AxelaCare Investment Holdings, L.P.	Provider of home infusion services	Preferred units (8,218,160 units)		4/12/2013	822	693	(2)
		Common units (83,010 units)		4/12/2013	8	7	(2)

					830	700

California Forensic Medical Group, Incorporated(30)	Correctional facility healthcare operator	First lien senior secured loan ($48,630 par due 11/2018)	9.25% (Libor + 8.00%/Q)	11/16/2012	48,630	48,630(3	)(25)

CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC(30)	Correctional facility healthcare operator	First lien senior secured revolving loan ($1,275 par due 7/2019)	5.00% (Libor + 4.00%/Q)	7/23/2014	1,275	1,249	(2)(25)
		First lien senior secured loan ($6,719 par due 7/2021)	5.00% (Libor + 4.00%/Q)	7/23/2014	6,688	6,584	(2)(25)
		Second lien senior secured loan ($135,000 par due 7/2022)	9.38% (Libor + 8.38%/Q)	7/23/2014	133,721	133,650	(2)(25)
		Class A units (601,937 units)		8/19/2010	—	1,802	(2)

					141,684	143,285

DNAnexus, Inc.	Bioinformatics company	First lien senior secured loan ($5,000 par due 10/2017)	9.25%	3/21/2014	4,802	5,000	(2)
		First lien senior secured loan ($5,000 par due 2/2018)	9.25%	3/21/2014	4,787	5,000	(2)
		Warrants to purchase up to 909,092 units of Series C preferred stock		3/21/2014	—	—	(2)

					9,589	10,000

Genocea Biosciences, Inc.	Vaccine discovery technology company	Common stock (31,500 shares)		2/10/2014	—	220	(2)

GI Advo Opco, LLC	Behavioral treatment services provider	First lien senior secured loan ($13,890 par due 6/2017)	6.00% (Libor + 4.75%/Q)	12/13/2013	14,182	13,890	(2)(25)
		First lien senior secured loan ($69 par due 6/2017)	7.00% (Base Rate + 3.75%/Q)	12/13/2013	70	69	(2)(25)

					14,252	13,959

Global Healthcare Exchange, LLC and GHX Ultimate Parent Corp.(30)	On-demand supply chain automation solutions provider	First lien senior secured loan ($231,250 par due 3/2020)	8.50% (Libor + 7.50%/Q)	3/11/2014	229,626	231,250	(2)(25)
		Class A common stock (2,475 shares)		3/11/2014	2,991	2,991	(2)
		Class B common stock (938 shares)		3/11/2014	30	2,417	(2)

					232,647	236,658

Greenphire, Inc. and RMCF III CIV XXIX, L.P(30)	Software provider for clinical trial management	First lien senior secured loan ($4,000 par due 12/2018)	9.00% (Libor + 8.00%/Q)	12/19/2014	4,000	4,000	(2)(25)
		Limited partnership interest (99.90% interest)		12/19/2014	999	999	(2)

					4,999	4,999

INC Research Mezzanine Co-Invest, LLC	Pharmaceutical and biotechnology consulting services	Common units (1,410,000 units)		9/27/2010	1,512	4,287	(2)

Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Second lien senior secured loan ($112,000 par due 6/2020)	9.25% (Libor + 8.25%/Q)	12/27/2012	112,000	110,880	(2)(25)

LM Acquisition Holdings, LLC(8)	Developer and manufacturer of medical equipment	Class A units (426 units)		9/27/2013	1,000	1,721	(2)

MC Acquisition Holdings I, LLC	Healthcare professional provider	Class A units (1,338,314 units)		1/17/2014	1,338	1,863	(2)

Monte Nido Holdings, LLC	Outpatient eating disorder treatment provider	First lien senior secured loan ($44,750 par due 12/2019)	8.00% (Libor + 7.00%/M)	12/20/2013	44,750	42,065	(3)(19)(25)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
MW Dental Holding Corp.(30)	Dental services provider	First lien senior secured loan ($6,485 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	6,485	6,485	(2)(25)
		First lien senior secured loan ($24,484 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	24,484	24,484	(2)(25)
		First lien senior secured loan ($48,238 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	48,238	48,238	(3)(25)
		First lien senior secured loan ($19,949 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	19,949	19,949	(4)(25)

					99,156	99,156

My Health Direct, Inc.(30)	Healthcare scheduling exchange software solution provider	First lien senior secured loan ($3,000 par due 1/2018)	10.75%	9/18/2014	2,907	3,000	(2)
		Warrant to purchase up to 4,548 shares of Series D preferred stock		9/18/2014	39	39	(2)

					2,946	3,039

Napa Management Services Corporation	Anesthesia management services provider	First lien senior secured loan ($13,000 par due 2/2019)	6.00% (Libor + 5.00%/Q)	4/15/2011	13,000	13,000	(2)(25)
		First lien senior secured loan ($80,234 par due 2/2019)	6.00% (Libor + 5.00%/Q)	4/15/2011	80,234	80,234	(2)(21)(25)
		First lien senior secured loan ($33,266 par due 2/2019)	6.00% (Libor + 5.00%/Q)	4/15/2011	33,215	33,266	(3)(21)(25)
		Common units (5,345 units)		4/15/2011	5,764	11,760	(2)

					132,213	138,260

Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare technology provider	First lien senior secured loan ($2,760 par due 12/2017)	8.75% (Libor + 7.50%/Q)	12/18/2012	2,760	2,760	(2)(17)(25)
		First lien senior secured loan ($34,912 par due 12/2017)	8.75% (Libor + 7.50%/Q)	12/18/2012	34,912	34,912	(2)(17)(25)
		Common stock (2,500,000 shares)		6/21/2010	2,500	5,426	(2)

					40,172	43,098

New Trident Holdcorp, Inc.	Outsourced mobile diagnostic healthcare service provider	Second lien senior secured loan ($80,000 par due 7/2020)	10.25% (Libor + 9.00%/Q)	8/6/2013	78,667	78,400	(2)(25)

Nodality, Inc.	Biotechnology company	First lien senior secured loan ($8,000 par due 2/2018)	8.90%	4/25/2014	7,768	8,000	(2)
		First lien senior secured loan ($3,000 par due 8/2018)	8.90%	4/25/2014	2,900	3,000	(2)
		Warrant to purchase up to 164,179 shares of Series B preferred stock		4/25/2014	—	41	(2)

					10,668	11,041

OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC(30)	Provider of technology-enabled solutions to pharmacies	First lien senior secured loan ($20,475 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	20,475	20,475	(2)(25)
		Limited liability company membership interest (1.57%)		11/21/2013	1,000	1,258	(2)

					21,475	21,733

PerfectServe, Inc.(30)	Communications software platform provider for hospitals and physician practices	First lien senior secured revolving loan ($500 par due 6/2015)	7.50%	12/26/2013	500	500	(2)
		First lien senior secured loan ($2,500 par due 10/2017)	10.00%	12/26/2013	2,479	2,500	(2)
		First lien senior secured loan ($3,372 par due 4/2017)	10.00%	12/26/2013	3,348	3,372	(2)
		Warrants to purchase up to 34,113 units of Series C preferred stock		12/26/2013	—	84	(2)

					6,327	6,456

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PGA Holdings, Inc.	Provider of patient surveys, management reports and national databases for the integrated healthcare delivery system	Preferred stock (333 shares)		3/12/2008	125	21	(2)
		Common stock (16,667 shares)		3/12/2008	167	1,051	(2)

					292	1,072

PhyMED Management LLC	Provider of anesthesia services	First lien senior secured loan ($10,000 par due 11/2020)	5.25% (Libor + 4.25%/M)	11/18/2014	9,927	10,000	(2)(25)

Physiotherapy Associates Holdings, Inc.	Physical therapy provider	Class A common stock (100,000 shares)		12/13/2013	3,090	2,465

POS I Corp. (fka Vantage Oncology, Inc.)	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	1,222	(2)

Reed Group Holdings, LLC	Medical disability management services provider	Equity interests		4/1/2010	—	—	(2)

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	First lien senior secured loan ($1,400 par due 7/2015)	11.00%	6/28/2012	1,399	1,400	(2)
		Warrants to purchase up to 99,094 shares of Series C preferred stock		6/28/2012	38	28	(2)

					1,437	1,428

Sage Products Holdings III, LLC	Patient infection control and preventive care solutions provider	Second lien senior secured loan ($120,000 par due 6/2020)	9.25% (Libor + 8.00%/Q)	12/13/2012	119,775	120,000	(2)(25)

Sarnova HC, LLC, Tri-Anim Health Services, Inc., and BEMS Holdings, LLC	Distributor of emergency medical service and respiratory products	Second lien senior secured loan ($60,000 par due 9/2018)	8.75% (Libor + 8.00%/M)	6/30/2014	60,000	60,000	(2)(25)

SurgiQuest, Inc.	Medical device manufacturer	Warrants to purchase up to 54,672 shares of Series D-4 convertible preferred stock		9/28/2012	—	—	(2)

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	First lien senior secured loan ($49,725 par due 12/2019)	6.00% (Libor + 5.00%/Q)	6/26/2014	49,725	49,725	(2)(25)
		Second lien senior secured loan ($50,000 par due 9/2020)	9.00% (Libor + 8.00%/Q)	9/24/2014	50,000	50,000	(2)(25)

					99,725	99,725

Young Innovations, Inc.	Dental supplies and equipment manufacturer	Second lien senior secured loan ($45,000 par due 7/2019)	9.00% (Libor + 8.00%/Q)	5/30/2014	45,000	45,000	(2)(25)

					1,459,414	1,470,816		27.84%

Other Services

American Residential Services L.L.C.	Heating, ventilation and air conditioning services provider	Second lien senior secured loan ($50,000 par due 12/2021)	9.00% (Libor + 8.00%/Q)	6/30/2014	49,534	50,000	(2)(25)

Capital Investments and Ventures Corp.(30)	SCUBA diver training and certification provider	First lien senior secured loan ($60,654 par due 8/2020)	8.00% (Base Rate + 4.75%/Q)	8/9/2012	60,334	60,654	(2)(25)
		First lien senior secured loan ($21,181 par due 8/2020)	8.00% (Base Rate + 4.75%/Q)	8/9/2012	21,181	21,181	(3)(25)
		First lien senior secured loan ($7,534 par due 8/2020)	8.00% (Base Rate + 4.75%/Q)	8/9/2012	7,534	7,534	(4)(25)

					89,049	89,369

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Community Education Centers, Inc.	Offender re-entry and in-prison treatment services provider	First lien senior secured loan ($14,130 par due 3/2015)	6.25% (Libor + 5.25%/Q)	12/10/2010	14,130	14,130	(2)(18)(25)
		First lien senior secured loan ($156 par due 3/2015)	7.50% (Base Rate + 4.25%/Q)	12/10/2010	156	156	(2)(18)(25)
		Second lien senior secured loan ($48,377 par due 12/2015)		12/10/2010	47,169	39,858	(2)(24)
		Warrants to purchase up to 654,618 shares		12/10/2010	—	—	(2)

					61,455	54,144

Competitor Group, Inc. and Calera XVI, LLC(30)	Endurance sports media and event operator	First lien senior secured revolving loan ($2,850 par due 11/2018)	10.00% (Base Rate + 6.75%/Q)	11/30/2012	2,850	2,565	(2)(25)
		First lien senior secured revolving loan ($900 par due 11/2018)	9.00% (Libor + 7.75%/Q)	11/30/2012	900	810	(2)(25)
		First lien senior secured loan ($24,444 par due 11/2018)	10.50% (Libor + 7.75% Cash, 1.50% PIK /Q)	11/30/2012	24,444	21,999	(2)(25)
		First lien senior secured loan ($29,931 par due 11/2018)	10.50% (Libor + 7.75% Cash, 1.50% PIK /Q)	11/30/2012	29,931	26,938	(3)(25)
		Membership units (2,500,000 units)		11/30/2012	2,519	275	(2)(9)

					60,644	52,587

Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC(6)(30)	Provider of outsourced linen management solutions to the healthcare industry	First lien senior secured revolving loan ($700 par due 3/2019)	8.25% (Libor + 7.00%/Q)	3/13/2014	700	700	(2)(25)(28)
		First lien senior secured loan ($24,316 par due 3/2019)	8.25% (Libor + 7.00%/Q)	3/13/2014	24,316	24,316	(2)(25)
		Class A preferred units (2,475,000 units)		3/13/2014	2,475	2,723	(2)
		Class B common units (275,000 units)		3/13/2014	275	303	(2)

					27,766	28,042

Dwyer Acquisition Parent, Inc. and TDG Group Holding Company	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($52,670 par due 2/2020)	11.00%	8/15/2014	52,670	52,670	(2)
		Common stock (30,000 shares)		8/15/2014	3,000	3,439	(2)

					55,670	56,109

GHS Interactive Security, LLC and LG Security Holdings, LLC(30)	Originates residential security alarm contracts	First lien senior secured loan ($8,578 par due 5/2018)	7.50% (Libor + 6.00%/S)	12/13/2013	8,626	8,578	(25)
		Class A membership units (1,560,000 units)		12/13/2013	1,607	728

					10,233	9,306

Massage Envy, LLC(30)	Franchisor in the massage industry	First lien senior secured loan ($28,245 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	28,245	28,245	(2)(25)
		First lien senior secured loan ($47,716 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	47,716	47,716	(3)(25)
		Common stock (3,000,000 shares)		9/27/2012	3,000	4,306	(2)

					78,961	80,267

McKenzie Sports Products, LLC(30)	Designer, manufacturer and distributor of hunting-related supplies	First lien senior secured loan ($84,500 par due 9/2020)	6.75% (Libor + 5.75%/M)	9/18/2014	84,500	83,654	(2)(12)(25)

OpenSky Project, Inc.	Social commerce platform operator	First lien senior secured loan ($3,000 par due 9/2017)	10.00%	6/4/2014	2,960	3,000	(2)
		Warrant to purchase up to 46,996 shares of Series D preferred stock		6/4/2014	48	48	(2)

					3,008	3,048

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PODS Funding Corp. II	Storage and warehousing	First lien senior secured loan ($3,899 par due 12/2018)	7.00% (Libor + 6.00%/Q)	3/12/2014	3,899	3,899	(25)
		First lien senior secured loan ($33,989 par due 12/2018)	7.00% (Libor + 6.00%/Q)	3/12/2014	33,989	33,989	(25)

					37,888	37,888

Spin HoldCo Inc.	Laundry service and equipment provider	Second lien senior secured loan ($140,000 par due 5/2020)	8.00% (Libor + 7.00%/M)	5/14/2013	140,000	137,200	(2)(25)

TWH Water Treatment Industries, Inc., TWH Filtration Industries, Inc. and TWH Infrastructure Industries, Inc.(30)	Wastewater infrastructure repair, treatment and filtration company	First lien senior secured loan ($2,240 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	2,240	2,240	(2)(25)
		First lien senior secured loan ($36,400 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	36,400	36,400	(2)(25)

					38,640	38,640

United Road Towing, Inc.	Towing company	Warrants to purchase up to 607 shares		4/1/2010	—	—

Wash Multifamily Laundry Systems, LLC	Laundry service and equipment provider	Second lien senior secured loan ($78,000 par due 2/2020)	7.75% (Libor + 6.75%/Q)	6/26/2012	78,000	78,000	(2)(25)

					815,348	798,254		15.11%

Consumer Products

Feradyne Outdoors, LLC and Bowhunter Holdings, LLC(30)	Provider of branded archery and bowhunting accessories	First lien senior secured loan ($50,100 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	50,100	50,100	(2)(22)(25)
		First lien senior secured loan ($6,953 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	6,953	6,953	(2)(25)
		Common units (300 units)		4/24/2014	3,000	2,573	(2)

					60,053	59,626

Implus Footcare, LLC	Provider of footwear and other accessories	Preferred stock (455 shares)	6.00% PIK	10/31/2011	4,740	4,740	(2)
		Common stock (455 shares)		10/31/2011	—	1,414	(2)

					4,740	6,154

Indra Holdings Corp.	Designer, marketer, and distributor of rain and cold weather products	Second lien senior secured loan ($80,000 par due 11/2021)	8.50% (Libor + 7.50%/Q)	5/1/2014	78,814	79,199	(2)(25)

Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of OTC healthcare products	Warrants to purchase up to 1,489 shares of preferred stock		7/27/2011	—	921	(2)
		Warrants to purchase up to 1,654,678 shares of common stock		7/27/2011	—	—	(2)

					—	921

Oak Parent, Inc.	Manufacturer of athletic apparel	First lien senior secured loan ($30,256 par due 4/2018)	7.50% (Libor + 7.00%/Q)	4/2/2012	30,172	30,256	(3)(25)
		First lien senior secured loan ($157 par due 4/2018)	9.25% (Base Rate + 6.00%/Q)	4/2/2012	157	157	(3)(25)
		First lien senior secured loan ($8,551 par due 4/2018)	7.50% (Libor + 7.00%/Q)	4/2/2012	8,527	8,551	(4)(25)
		First lien senior secured loan ($44 par due 4/2018)	9.25% (Base Rate + 6.00%/Q)	4/2/2012	44	44	(4)(25)

					38,900	39,008

PG-ACP Co-Invest, LLC	Supplier of medical uniforms, specialized medical footwear and accessories	Class A membership units (1,000,0000 units)		8/29/2012	1,000	1,444	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.(30)	Provider of branded lawn and garden products	First lien senior secured revolving loan ($9,007 par due 12/2020)	5.00% (Libor + 4.00%/Q)	12/23/2014	9,007	9,007	(2)(25)
		First lien senior secured loan ($79,000 par due 12/2020)	5.00% (Libor + 4.00%/Q)	12/23/2014	78,545	79,000	(2)(25)
		Second lien senior secured loan ($66,000 par due 6/2021)	9.94% (Libor + 8.94%/Q)	12/23/2014	65,620	66,000	(2)(25)
		Common stock (30,000 shares)		12/23/2014	3,000	3,000	(2)

					156,172	157,007

Shock Doctor, Inc. and BRP Hold 14, LLC(30)	Developer, marketer and distributor of sports protection equipment and accessories.	First lien senior secured loan ($1,333 par due 3/2020)	8.75% (Libor + 7.75%/Q)	3/14/2014	1,333	1,333	(2)(25)
		First lien senior secured loan ($5,721 par due 3/2020)	8.75% (Libor + 7.75%/Q)	3/14/2014	5,721	5,721	(2)(25)
		First lien senior secured loan ($53,729 par due 3/2020)	8.75% (Libor + 7.75%/Q)	3/14/2014	53,729	53,729	(3)(25)
		First lien senior secured loan ($19,950 par due 3/2020)	8.75% (Libor + 7.75%/Q)	3/14/2014	19,950	19,950	(4)(25)
		Class A preferred units (50,000 units)		3/14/2014	5,000	5,529	(2)

					85,733	86,262

The Step2 Company, LLC(7)	Toy manufacturer	Second lien senior secured loan ($27,583 par due 9/2019)	10.00% PIK	4/1/2010	27,463	27,583	(2)
		Second lien senior secured loan ($4,500 par due 9/2019)	10.00%	3/13/2014	4,500	4,500	(2)
		Second lien senior secured loan ($37,207 par due 9/2019)		4/1/2010	30,802	9,043	(2)(24)
		Common units (1,116,879 units)		4/1/2010	24	—
		Class B common units (126,278,000 units)		10/30/2014	—	—	(2)
		Warrants to purchase up to 3,157,895 units		4/1/2010	—	—

					62,789	41,126

Varsity Brands Holding Co., Inc., Hercules Achievement, Inc., Hercules Achievement Holdings, Inc. and Hercules VB Holdings, Inc.	Leading manufacturer and distributor of textiles, apparel & luxury goods	Second lien senior secured loan ($180,000 par due 12/2022)	9.75% (Libor + 8.75%/M)	12/11/2014	178,200	180,000	(2)(25)
		Common stock (3,353,371 shares)		12/11/2014	4,147	4,147	(2)
		Common stock (3,353,371 shares)		12/11/2014	3,353	3,353	(2)

					185,700	187,500

Woodstream Corporation	Pet products manufacturer	First lien senior secured loan ($12 par due 8/2016)	7.00% (Base Rate + 3.75%/Q)	4/18/2012	12	12	(4)(25)
		First lien senior secured loan ($4,804 par due 8/2016)	6.00% (Libor + 5.00%/Q)	4/18/2012	4,804	4,804	(4)(25)
		Senior subordinated loan ($80,000 par due 2/2017)	11.50%	4/18/2012	78,178	80,000	(2)
		Common stock (4,254 shares)		1/22/2010	1,222	2,816	(2)

					84,216	87,632

					758,117	745,879		14.12%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Power Generation
Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	First lien senior secured loan ($1,960 par due 7/2017)	9.50%	12/16/2013	1,894	1,960	(2)
		First lien senior secured loan ($2,880 par due 7/2017)	9.62%	12/16/2013	2,683	2,880	(2)
		Series B preferred stock (74,449 shares)		2/26/2014	250	250	(2)
		Warrant to purchase up to 59,524 shares of Series B preferred stock		12/16/2013	146	125	(2)

					4,973	5,215

Bicent (California) Holdings LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($49,706 par due 2/2021)	8.25% (Libor + 7.25%/Q)	2/6/2014	49,706	49,706	(2)(25)

Brush Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($1,730 par due 8/2020)	7.50% (Base Rate + 4.25%/Q)	8/1/2013	1,730	1,730	(2)(25)
		First lien senior secured loan ($86,384 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	86,384	86,384	(2)(25)

					88,114	88,114

CPV Maryland Holding Company II, LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($42,838 par due 12/2020)	5.00% Cash, 5.00% PIK	8/8/2014	42,838	42,838	(2)
		Warrant to purchase up to 4 units of common stock		8/8/2014	—	200	(2)

					42,838	43,038

DESRI VI Management Holdings, LLC	Wind and solar power generation facility operator	Senior subordinated loan ($26,500 par due 12/2021)	9.75%	12/24/2014	26,500	26,500	(2)
		Non-controlling units (10.0 units)		12/24/2014	1,483	1,483	(2)

					27,983	27,983

DESRI Wind Development Acquisition Holdings, L.L.C.	Wind and solar power generation facility operator	Senior subordinated loan ($14,750 par due 8/2021)	9.25%	8/26/2014	14,750	14,750	(2)
		Non-controlling units (7.5 units)		8/26/2014	806	806	(2)

					15,556	15,556

Green Energy Partners, Stonewall LLC and Panda Stonewall Intermediate Holdings II LLC(30)	Gas turbine power generation facilities operator	Senior subordinated loan ($81,500 par due 12/2021)	13.25%	11/13/2014	81,500	81,500	(2)

Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation	Renewable fuel and chemical production developer	First lien senior secured loan ($5,909 par due 2/2017)	10.00%	7/25/2013	5,873	5,909	(2)(23)
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock		7/25/2013	—	39	(2)(8)

					5,873	5,948

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Second lien senior secured loan ($10,000 par due 2/2020)	9.25% (Libor + 8.25%/Q)	2/20/2014	9,652	9,400	(2)(25)

Moxie Liberty LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($100,000 par due 8/2020)	7.50% (Libor + 6.50%/Q)	8/21/2013	98,900	100,000	(2)(25)

Moxie Patriot LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($100,000 par due 12/2020)	6.75% (Libor + 5.75%/Q)	12/19/2013	99,000	100,000	(2)(25)

Panda Sherman Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($32,429 par due 9/2018)	9.00% (Libor + 7.50%/Q)	9/14/2012	32,429	32,429	(2)(25)
Panda Temple Power II, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($20,000 par due 4/2019)	7.25% (Libor + 6.00%/Q)	4/3/2013	19,852	20,000	(2)(25)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Panda Temple Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($60,000 par due 7/2018)	11.50% (Libor + 10.00%/Q)	7/17/2012	58,719	60,000	(2)(25)

PERC Holdings 1 LLC	Operator of recycled energy, combined heat and power, and energy efficiency facilities	Class B common units (21,653,543 units)		10/20/2014	21,654	21,654	(2)

					656,749	660,543		12.50%

Business Services
2329497 Ontario Inc.(8)	Outsourced data center infrastructure and related services provider	Second lien senior secured loan ($42,480 par due 6/2019)	10.50% (Libor + 9.25%/M)	12/13/2013	43,323	36,006	(2)(25)

BlackArrow, Inc.	Advertising and data solutions software platform provider	First lien senior secured loan ($8,000 par due 9/2017)	9.25%	3/13/2014	7,782	8,000	(2)
		Warrant to purchase up to 517,386 units of Series C preferred stock		3/13/2014	—	76	(2)

					7,782	8,076

CallMiner, Inc.	Provider of cloud-based conversational analytics solutions	First lien senior secured loan ($4,000 par due 5/2018)	10.00%	7/23/2014	3,973	4,000	(2)
		First lien senior secured loan ($2,000 par due 9/2018)	10.00%	7/23/2014	1,986	2,000	(2)
		Warrant to purchase up to 2,350,636 shares of Series 1 preferred stock		7/23/2014	—	—	(2)

					5,959	6,000

Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.(6)(30)	Payroll and accounting services provider to the entertainment industry	First lien senior secured loan ($27,930 par due 10/2019)	4.00% (Libor + 3.00%/Q)	12/24/2012	27,930	27,930	(2)(25)
		First lien senior secured loan ($53,569 par due 10/2019)	7.00% (Libor + 6.00%/Q)	12/24/2012	53,569	53,569	(2)(16)(25)
		First lien senior secured loan ($41,813 par due 10/2019)	7.00% (Libor + 6.00%/Q)	12/24/2012	41,813	41,813	(3)(16)(25)
		Class A membership units (2,500,000 units)		12/24/2012	57	5,885	(2)
		Class B membership units (2,500,000 units)		12/24/2012	57	5,885	(2)

					123,426	135,082

CIBT Investment Holdings, LLC	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2,500	4,915	(2)

Command Alkon, Incorporated and CA Note Issuer, LLC	Software solutions provider to the ready-mix concrete industry	Second lien senior secured loan ($10,000 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	10,000	10,000	(2)(25)
		Second lien senior secured loan ($26,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	26,500	26,500	(2)(25)
		Second lien senior secured loan ($11,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	11,500	11,500	(2)(25)
		Senior subordinated loan ($17,621 par due 8/2021)	14.00% PIK	8/8/2014	17,621	17,621	(2)

					65,621	65,621

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Compuware Parent, LLC	Web and mobile cloud performance testing and monitoring services provider	Class A-1 common stock (4,132 units)		12/15/2014	2,250	2,527	(2)
		Class B-1 common stock (4,132 units)		12/15/2014	450	505	(2)
		Class C-1 common stock (4,132 units)		12/15/2014	300	337	(2)
		Class A-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class B-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class C-2 common stock (4,132 units)		12/15/2014	—	—	(2)

					3,000	3,369

Coverall North America, Inc.	Commercial janitorial services provider	Letter of credit facility		1/17/2013	—	—	(29)

Directworks, Inc. and Co-Exprise Holdings, Inc.(30)	Provider of cloud-based software solutions for direct materials sourcing and supplier management for manufacturers	First lien senior secured loan ($2,500 par due 4/2018)	10.25% (Libor + 9.25%/M)	12/19/2014	2,500	2,500	(2)(25)
		Warrant to purchase up to 1,875,000 shares of Series 1 preferred stock		12/19/2014	—	—	(2)

					2,500	2,500

DTI Holdco, Inc. and OPE DTI Holdings, Inc.	Provider of legal process outsourcing and managed services	First lien senior secured loan ($1,000 par due 8/2020)	5.75% (Libor + 4.75%/Q)	8/19/2014	1,000	1,000	(2)(25)
		Class A common stock (7,500 shares)		8/19/2014	7,500	8,383	(2)
		Class B common stock (7,500 shares)		8/19/2014	—	—	(2)

					8,500	9,383

First Insight, Inc.	SaaS company providing merchandising and pricing solutions to companies worldwide	First lien senior secured loan ($3,267 par due 4/2017)	9.50%	3/20/2014	3,193	3,267	(2)
		Warrants to purchase up to 122,827 units of Series C preferred stock		3/20/2014	—	6	(2)

					3,193	3,273

HCPro, Inc. and HCP Acquisition Holdings, LLC(7)	Healthcare compliance advisory services	Senior subordinated loan ($9,398 par due 5/2015)		3/5/2013	2,691	—	(2)(24)
		Class A units (14,293,110 units)		6/26/2008	12,793	—	(2)

					15,484	—

IfByPhone Inc.	Voice-based marketing automation software provider	Warrant to purchase up to 124,300 shares of Series C preferred stock		10/15/2012	88	79	(2)

Investor Group Services, LLC(6)	Business consulting for private equity and corporate clients	Limited liability company membership interest (7.75% interest)		6/22/2006	—	625

IronPlanet, Inc.(30)	Online auction platform provider for used heavy equipment	First lien senior secured revolving loan		9/24/2013	—	—	(2)(27)
		Warrant to purchase to up to 133,333 shares of Series C preferred stock		9/24/2013	214	244	(2)

					214	244

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
ISS #2, LLC(30)	Provider of repairs, refurbishments and services to the broader industrial end user markets	First lien senior secured loan ($54,767 par due 6/2018)	6.50% (Libor + 5.50%/M)	6/5/2013	54,767	54,767	(2)(25)
		First lien senior secured loan ($4,900 par due 6/2018)	6.50% (Libor + 5.50%/M)	6/5/2013	4,900	4,900	(2)(25)
		First lien senior secured loan ($44,325 par due 6/2018)	6.50% (Libor + 5.50%/Q)	6/5/2013	44,325	44,325	(3)(25)

					103,992	103,992

Itel Laboratories, Inc.(30)	Data services provider for building materials to property insurance industry	Preferred units (1,798,391 units)		6/29/2012	1,000	1,289	(2)

Market Track Holdings, LLC	Business media consulting services company	Preferred stock (1,500 shares)		12/13/2013	1,982	1,912
		Common stock (15,000 shares)		12/13/2013	1,982	1,780

					3,964	3,692

Maximus Holdings, LLC	Provider of software simulation tools and related services	Warrants to purchase up to 1,050,013 shares of common stock		12/13/2013	—	610

Multi-Ad Services, Inc.(6)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	788	2,118
		Common units (1,725,280 units)		4/1/2010	—	—

					788	2,118

MVL Group, Inc.(7)	Marketing research provider	Senior subordinated loan ($430 par due 7/2012)		4/1/2010	226	226	(2)(24)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					226	226

NComputing, Inc.	Desktop virtualization hardware and software technology service provider	Warrant to purchase up to 462,726 shares of Series C preferred stock		3/20/2013	—	12	(2)

PeakColo Holdings, Inc. and Powered by Peak LLC(30)	Wholesaler of cloud-based software applications and services	First lien senior secured loan ($4,000 par due 11/2018)	9.75% (Libor + 8.75%/M)	11/3/2014	3,909	3,920	(2)(25)
		Warrant to purchase up to 2,037 shares of Series A preferred stock		11/3/2014	93	93	(2)

					4,002	4,013

PHL Investors, Inc., and PHL Holding Co.(7)	Mortgage services	Class A common stock (576 shares)		7/31/2012	3,768	—	(2)

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1,000	963	(2)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	181	(2)

Rocket Fuel Inc.	Provider of open and integrated software for digital marketing optimization	Common stock (11,405 units)		9/9/2014	40	92	(2)

Ship Investor & Cy S.C.A.(8)	Payment processing provider	Common stock (936,693 shares)		12/13/2013	1,729	3,135

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Tripwire, Inc.(30)	IT security software provider	First lien senior secured loan ($65,716 par due 5/2018)	7.00% (Libor + 5.75%/Q)	5/23/2011	65,716	66,373	(2)(25)
		First lien senior secured loan ($38,582 par due 5/2018)	7.00% (Libor + 5.75%/Q)	5/23/2011	38,582	38,968	(3)(25)
		First lien senior secured loan ($7,716 par due 5/2018)	7.00% (Libor + 5.75%/Q)	5/23/2011	7,716	7,794	(4)(25)
		Class A common stock (2,970 shares)		5/23/2011	2,970	4,098	(2)
		Class B common stock (2,655,638 shares)		5/23/2011	30	11,602	(2)

					115,014	128,835

Velocity Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,713,546 units)		12/13/2013	4,503	3,270

Venturehouse-Cibernet Investors, LLC	Financial settlement services for intercarrier wireless roaming	Equity interest		4/1/2010	—	—	(2)

					521,866	527,601		9.99%

Education

Campus Management Corp. and Campus Management Acquisition Corp.(6)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	10,161	(2)

Infilaw Holding, LLC(30)	Operator of for-profit law schools	First lien senior secured revolving loan		8/25/2011	—	—	(2)(27)
		First lien senior secured loan ($1 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	1	1	(2)(25)
		First lien senior secured loan ($9,411 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	9,411	9,411	(3)(25)
		Series A preferred units (124,890 units)	9.50% (Libor + 8.50%/Q)	8/25/2011	124,890	124,890	(2)(25)
		Series B preferred units (3.91 units)		10/19/2012	9,245	12,840	(2)

					143,547	147,142

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	First lien senior secured loan ($58,798 par due 12/2016)		4/24/2013	52,972	47,039	(2)(24)
		First lien senior secured loan ($1,996 par due 12/2016)		6/13/2014	1,996	1,597	(2)(24)
		Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	—	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	—	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					60,657	48,636

Lakeland Tours, LLC(30)	Educational travel provider	First lien senior secured revolving loan		10/4/2011	—	—	(2)(27)
		First lien senior secured loan ($4,181 par due 1/2017)	5.25% (Libor + 4.25%/Q)	10/4/2011	4,180	4,181	(2)(25)
		First lien senior secured loan ($85,688 par due 1/2017)	8.50% (Libor + 7.50%/Q)	10/4/2011	85,664	85,688	(2)(15)(25)
		First lien senior secured loan ($40,362 par due 1/2017)	8.50% (Libor + 7.50%/Q)	10/4/2011	40,305	40,362	(3)(15)(25)
		Common stock (5,000 shares)		10/4/2011	5,000	5,261	(2)

					135,149	135,492

PIH Corporation(30)	Franchisor of education-based early childhood centers	First lien senior secured revolving loan ($621 par due 6/2017)	7.25% (Libor + 6.25%/M)	12/13/2013	621	621	(2)(25)
		First lien senior secured loan ($35,512 par due 6/2017)	7.25% (Libor + 6.25%/M)	12/13/2013	36,127	35,512	(2)(25)

					36,748	36,133

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (1,977 shares)		7/30/2008	494	494	(2)
		Common membership interest (15.76% interest)		9/21/2007	15,800	26,199	(2)
		Warrants to purchase up to 27,890 shares		12/8/2009	0	0	(2)

					16,294	26,693

Regent Education, Inc.(30)	Provider of software solutions designed to optimize the financial aid and enrollment processes	First lien senior secured loan ($3,000 par due 1/2018)	10.00%	7/1/2014	2,934	2,940	(2)
		Warrant to purchase up to 987,771 shares of Series CC preferred stock		7/1/2014	—	76	(2)

					2,934	3,016

RuffaloCODY, LLC(30)	Provider of student fundraising and enrollment management services	First lien senior secured loan ($12,683 par due 5/2019)	5.57% (Libor + 4.32%/Q)	5/29/2013	12,683	12,620	(2)(25)
		First lien senior secured loan ($18,860 par due 5/2019)	5.57% (Libor + 4.32%/Q)	5/29/2013	18,860	18,765	(2)(25)
		First lien senior secured loan ($11,709 par due 5/2019)	5.57% (Libor + 4.32%/Q)	5/29/2013	11,709	11,651	(4)(25)

					43,252	43,036

WCI-Quantum Holdings, Inc.	Distributor of instructional products, services and resources	Series A preferred stock (1,272 shares)		10/24/2014	1,000	1,000	(2)

					450,101	451,309		8.54%

Financial Services
AllBridge Financial, LLC(7)	Asset management services	Equity interests		4/1/2010	1,140	5,804

Callidus Capital Corporation(7)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	1,702

Ciena Capital LLC(7)(30)	Real estate and small business loan servicer	First lien senior secured revolving loan ($14,000 par due 12/2014)	6.00%	11/29/2010	14,000	14,000	(2)
		First lien senior secured loan ($1,000 par due 12/2016)	12.00%	11/29/2010	1,000	1,000	(2)
		First lien senior secured loan ($10,000 par due 12/2016)	12.00%	11/29/2010	10,000	10,000	(2)
		First lien senior secured loan ($5,000 par due 12/2016)	12.00%	11/29/2010	5,000	5,000	(2)
		Equity interests		11/29/2010	49,374	19,907	(2)

					79,374	49,907

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28,000 par due 5/2018)	12.75%	5/10/2012	28,000	28,000	(2)

Cook Inlet Alternative Risk, LLC	Risk management services	Senior subordinated loan ($750 par due 9/2015)	9.00%	9/30/2011	750	750	(2)

Gordian Acquisition Corp.	Financial services firm	Common stock (526 shares)		11/30/2012	—	—	(2)

Imperial Capital Group LLC	Investment services	Class A common units (23,130 units)		5/10/2007	11,248	15,633	(2)
		2006 Class B common units (7,578 units)		5/10/2007	2	4	(2)
		2007 Class B common units (945 units)		5/10/2007	—	—	(2)

					11,250	15,637

Ivy Hill Asset Management, L.P.(7)(9)	Asset management services	Member interest (100.00% interest)		6/15/2009	170,961	259,325

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Javlin Three LLC, Javlin Four LLC, and Javlin Five LLC(9)(30)	Asset-backed financial services	First lien senior secured revolving loan ($42,400 par due 6/2017)	8.41% (Libor + 8.25%/M)	6/24/2014	42,400	42,400	(2)

					336,875	403,525		7.64%

Restaurants and Food Services
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	Restaurant owner and operator	First lien senior secured loan ($28,581 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	28,581	27,152	(2)(20)(25)
		First lien senior secured loan ($10,919 par due 12/2023)	9.25% (Libor + 8.25%/Q)	11/27/2006	10,922	10,373	(3)(20)(25)
		Promissory note ($18,817 par due 12/2018)		11/27/2006	13,770	346	(2)
		Warrants to purchase up to 23,750 units of Series D common stock		12/18/2013	24	—	(2)

					53,297	37,871

Benihana, Inc.(30)	Restaurant owner and operator	First lien senior secured loan ($4,888 par due 1/2019)	6.75% (Libor + 5.50%/Q)	8/21/2012	4,888	4,790	(4)(25)

DineInFresh, Inc.	Meal-delivery provider	First lien senior secured loan ($7,500 par due 7/2018)	9.75% (Libor + 8.75%/Q)	12/19/2014	7,425	7,500	(2)(25)
		Warrant to purchase up to 143,079 shares of Series A preferred stock		12/19/2014	—	3	(2)

					7,425	7,503

Garden Fresh Restaurant Corp.(30)	Restaurant owner and operator	First lien senior secured revolving loan ($1,100 par due 7/2018)	10.00% (Libor + 8.50%/M)	10/3/2013	1,100	1,100	(2)(25)(28)
		First lien senior secured loan ($42,219 par due 7/2018)	10.00% (Libor + 8.50%/M)	10/3/2013	42,219	42,219	(3)(25)

					43,319	43,319

Global Franchise Group, LLC and GFG Intermediate Holding, Inc.	Worldwide franchisor of quick service restaurants	First lien senior secured loan ($62,500 par due 12/2019)	10.57% (Libor + 9.57%/Q)	12/18/2014	62,500	62,500	(2)(25)

Hojeij Branded Foods, Inc.(30)	Airport restaurant operator	First lien senior secured revolving loan ($1,450 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	1,450	1,450	(2)(25)(28)
		First lien senior secured loan ($14,442 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	14,442	14,442	(2)(25)
		First lien senior secured loan ($9,407 par due 2/2017)	9.00% (Libor + 8.00%/Q)	7/15/2014	9,407	9,407	(2)(25)
		First lien senior secured loan ($14,442 par due 2/2017)	9.00% (Libor + 8.00%/Q)	2/15/2012	14,136	14,442	(2)(25)
		Warrants to purchase up to 7.5% of membership interest		2/15/2012	—	507	(2)
		Warrants to purchase up to 324 shares of Class A common stock		2/15/2012	669	7,313	(2)

					40,104	47,561

Orion Foods, LLC (fka Hot Stuff Foods, LLC)(7)	Convenience food service retailer	First lien senior secured loan ($8,069 par due 9/2015)		4/1/2010	8,069	3,106	(2)(24)
		Second lien senior secured loan ($19,420 par due 9/2015)		4/1/2010	—	—	(2)(24)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					8,069	3,106

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
OTG Management, LLC(30)	Airport restaurant operator	First lien senior secured revolving loan ($2,500 par due 12/2017)	8.75% (Libor + 7.25%/M)	12/11/2012	2,500	2,500	(2)(25)
		First lien senior secured loan ($6,250 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	6,250	6,250	(2)(25)
		First lien senior secured loan ($15,700 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	15,700	15,700	(2)(25)
		First lien senior secured loan ($25,000 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	25,000	25,000	(2)(25)
		Common units (3,000,000 units)		1/5/2011	3,000	2,238	(2)
		Warrants to purchase up to 7.73% of common units		6/19/2008	100	4,464	(2)

					52,550	56,152

Performance Food Group, Inc. and Wellspring Distribution Corp	Food service distributor	Second lien senior secured loan ($24,328 par due 11/2019)	6.25% (Libor + 5.25%/M)	5/14/2013	24,234	24,084	(2)(25)
		Class A non-voting common stock (1,366,120 shares)		5/3/2008	6,303	8,507	(2)

					30,537	32,591

Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan ($37,312 par due 2/2019)	8.75% (Libor + 7.75%/M)	3/13/2014	36,998	34,327	(2)(25)

S.B. Restaurant Company	Restaurant owner and operator	Preferred stock (46,690 shares)		4/1/2010	—	—	(2)
		Warrants to purchase up to 257,429 shares of common stock		4/1/2010	—	—	(2)

					—	—

					339,687	329,720		6.24%

Manufacturing
Cambrios Technologies Corporation	Nanotechnology-based solutions for electronic devices and computers	First lien senior secured loan ($1,212 par due 8/2015)	12.00%	8/7/2012	1,212	1,212	(2)
		Warrants to purchase up to 400,000 shares of Series D-4 convertible preferred stock		8/7/2012	—	13	(2)

					1,212	1,225

Component Hardware Group, Inc.(30)	Commercial equipment	First lien senior secured revolving loan ($1,867 par due 7/2019)	5.50% (Libor + 4.50%/M)	7/1/2013	1,867	1,867	(2)(25)
		First lien senior secured loan ($6,838 par due 7/2019)	5.50% (Libor + 4.25%/Q)	7/1/2013	6,838	6,838	(4)(25)
		First lien senior secured loan ($1,306 par due 7/2019)	5.50% (Libor + 4.50%/M)	7/1/2013	1,306	1,306	(4)(25)

					10,011	10,011

Harvey Tool Company, LLC and Harvey Tool Holding, LLC(30)	Cutting tool provider to the metalworking industry	First lien senior secured loan ($4,863 par due 3/2020)	5.75% (Libor + 4.75%/Q)	3/28/2014	4,863	4,863	(2)(25)
		First lien senior secured loan ($12 par due 3/2020)	7.00% (Base Rate + 3.75%/Q)	3/28/2014	12	12	(2)(25)
		Class A membership units (750 units)		3/28/2014	750	958	(2)

					5,625	5,833

Ioxus, Inc.	Energy storage devices	First lien senior secured loan ($10,000 par due 11/2017)	9.00%	4/29/2014	9,674	9,300	(2)
		Warrant to purchase up to 538,314 shares of Series C preferred stock		4/29/2014	—	—	(2)

					9,674	9,300

Mac Lean-Fogg Company	Intelligent transportation systems products in the traffic and rail industries	Senior subordinated loan ($101,763 par due 10/2023)	9.50% Cash, 1.50% PIK	10/31/2013	101,763	101,763	(2)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
MWI Holdings, Inc.	Engineered springs, fasteners, and other precision components	First lien senior secured loan ($28,274 par due 3/2019)	9.38% (Libor + 8.13%/Q)	6/15/2011	28,274	28,274	(2)(25)
		First lien senior secured loan ($20,000 par due 3/2019)	9.38% (Libor + 8.13%/Q)	6/15/2011	20,000	20,000	(4)(25)

					48,274	48,274

Niagara Fiber Intermediate Corp.(30)	Insoluble fiber filler products	First lien senior secured revolving loan ($1,881 par due 5/2018)	6.75% (Libor + 5.50%/M)	5/8/2014	1,865	1,806	(2)(25)
		First lien senior secured loan ($15,464 par due 5/2018)	6.75% (Libor + 5.50%/M)	5/8/2014	15,333	14,845(2	)(25)

					17,198	16,651

Pelican Products, Inc.	Flashlights	Second lien senior secured loan ($40,000 par due 4/2021)	9.25% (Libor + 8.25%/Q)	4/11/2014	39,947	40,000	(2)(25)

Protective Industries, Inc. dba Caplugs	Plastic protection products	First lien senior secured loan ($987 par due 10/2019)	6.25% (Libor + 5.25%/M)	11/30/2012	987	987	(2)(25)
		Preferred stock (2,379,361 shares)		5/23/2011	1,298	7,468	(2)

					2,285	8,455

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1,000	—	(2)

SI Holdings, Inc.	Elastomeric parts, mid-sized composite structures, and composite tooling	Common stock (1,500 shares)		5/30/2014	1,500	1,905	(2)

TPTM Merger Corp.(30)	Time temperature indicator products	First lien senior secured loan ($40,216 par due 9/2018)	9.42% (Libor + 8.42%/Q)	9/12/2013	40,216	40,216	(2)(25)
		First lien senior secured loan ($409 par due 9/2018)	4.75% (Libor + 3.75%/Q)	9/12/2013	409	409	(2)(25)
		First lien senior secured loan ($9,950 par due 9/2018)	4.75% (Libor + 3.75%/Q)	9/12/2013	9,950	9,950	(4)(25)

					50,575	50,575

					289,064	293,992		5.56%

Containers and Packaging
GS Pretium Holdings, Inc.	Manufacturer and supplier of high performance plastic containers	Common stock (500,000 shares)		6/2/2014	500	397	(2)

ICSH, Inc.(30)	Industrial container manufacturer, reconditioner and servicer	First lien senior secured revolving loan		8/31/2011	—	—	(2)(27)
		First lien senior secured loan ($25,669 par due 8/2016)	6.75% (Libor + 5.75%/Q)	8/31/2011	25,669	25,669	(2)(25)
		First lien senior secured loan ($23,716 par due 8/2016)	6.75% (Libor + 5.75%/Q)	8/31/2011	23,724	23,716	(2)(25)
		First lien senior secured loan ($53,515 par due 8/2016)	6.75% (Libor + 5.75%/Q)	8/31/2011	53,515	53,515	(3)(25)

					102,908	102,900

Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($142,500 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	142,500	142,500	(2)(25)
		Common stock (50,000 shares)		12/14/2012	3,951	6,595	(2)

					146,451	149,095

					249,859	252,392		4.78%

Oil and Gas
Lonestar Prospects, Ltd.	Sand proppant producer and distributor to the oil and natural gas industry	First lien senior secured loan ($75,187 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	75,187	72,180	(2)(25)

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Petroflow Energy Corporation	Oil and gas exploration and production company	First lien senior secured loan ($51,147 par due 7/2017)	12.00% (Libor + 8.00% Cash, 3.00% PIK /Q)	7/31/2014	50,165	47,055	(2)(25)

UL Holding Co., LLC and Universal Lubricants, LLC(6)	Manufacturer and distributor of re-refined oil products	Second lien senior secured loan ($11,136 par due 12/2016)		4/30/2012	8,761	9,187	(2)(24)
		Second lien senior secured loan ($47,233 par due 12/2016)		4/30/2012	37,229	38,967	(2)(24)
		Second lien senior secured loan ($5,496 par due 12/2016)		4/30/2012	4,294	4,534	(2)(24)
		Class A common units (533,351 units)		6/17/2011	4,993	—	(2)
		Class B-5 common units (272,834 units)		6/17/2011	2,491	—	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)
		Warrant to purchase up to 467,575 shares of Class A units		5/2/2014	—	—	(2)
		Warrant to purchase up to 18,639 shares of Class B-1 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 37,277 shares of Class B-2 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 19,277 shares of Class B-3 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 52,263 shares of Class B-5 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 38,792 shares of Class B-6 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 680,649 shares of Class C units		5/2/2014	—	—	(2)

					57,768	52,688

					183,120	171,923		3.25%

Retail
Fulton Holdings Corp.	Airport restaurant operator	First lien senior secured loan ($43,000 par due 5/2018)	8.50%	5/10/2013	43,000	43,000	(2)(14)
		First lien senior secured loan ($40,000 par due 5/2018)	8.50%	5/28/2010	40,000	40,000	(3)(14)
		Common stock (19,672 shares)		5/28/2010	1,461	3,142	(2)

					84,461	86,142

Paper Source, Inc. and Pine Holdings, Inc.(30)	Retailer of fine and artisanal paper products	First lien senior secured loan ($8,863 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/23/2013	8,863	8,863	(2)(25)
		First lien senior secured loan ($9,900 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/23/2013	9,900	9,900	(4)(25)
		Class A common stock (36,364 shares)		9/23/2013	6,000	6,871	(2)

					24,763	25,634

Things Remembered, Inc. and TRM Holdings Corporation(30)	Personalized gifts retailer	First lien senior secured loan ($14,443 par due 5/2018)	8.00% (Libor + 6.50%/Q)	5/24/2012	14,443	12,999	(4)(25)

					123,667	124,775		2.36%

Aerospace and Defense
Cadence Aerospace, LLC (fka PRV Aerospace, LLC)	Aerospace precision components manufacturer	First lien senior secured loan ($4,414 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	4,387	4,414	(4)(25)
		Second lien senior secured loan ($79,657 par due 5/2019)	10.50% (Libor + 9.25%/Q)	5/10/2012	79,657	76,471	(2)(25)

					84,044	80,885

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
ILC Industries, LLC	Designer and manufacturer of protective cases and technically advanced lighting systems	Second lien senior secured loan ($40,000 par due 7/2021)	9.50% (Libor + 8.50%/Q)	7/15/2014	40,000	40,000	(2)(25)

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	121	121	(2)
		Common stock (1,885,195 shares)		1/17/2008	2,291	2,341	(2)

					2,412	2,462

					126,456	123,347		2.33%

Commercial Real Estate Finance
10th Street, LLC and New 10th Street, LLC (7)	Real estate holding company	First lien senior secured loan ($25,065 par due 11/2019)	7.00% Cash, 1.00% PIK	3/31/2014	25,065	25,065	(2)
		Senior subordinated loan ($26,964 par due 11/2019)	7.00% Cash, 1.00% PIK	4/1/2010	26,964	26,964	(2)
		Member interest (10.00% interest)		4/1/2010	594	50,926
		Option (25,000 units)		4/1/2010	25	25

					52,648	102,980

Cleveland East Equity, LLC	Hotel operator	Real estate equity interests		4/1/2010	—	3,544

Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	—

Crescent Hotels & Resorts, LLC and affiliates(7)	Hotel operator	Senior subordinated loan ($2,236 par due 9/2011)	15.00%	4/1/2010	—	—	(2)
		Common equity interest		4/1/2010	—	—

					—	—

NPH, Inc.	Hotel property	Real estate equity interests		4/1/2010	2,140	2,450

					54,788	108,974		2.06%

Automotive Services
CH Hold Corp.	Collision repair company	First lien senior secured loan ($17,661 par due 11/2019)	5.50% (Libor + 4.75%/Q)	7/25/2014	17,661	17,661	(2)(25)

ChargePoint, Inc.(30)	Developer and operator of electric vehicle charging stations	First lien senior secured loan ($10,000 par due 1/2019)	9.75% (Libor + 8.75%/M)	12/24/2014	9,473	9,700	(2)(25)
		Warrant to purchase up to 404,563 shares of Series E preferred stock		12/24/2014	327	327	(2)

					9,800	10,027

Driven Brands, Inc. and Driven Holdings, LLC	Automotive aftermarket car care franchisor	First lien senior secured loan ($984 par due 3/2017)	6.00% (Libor + 5.00%/Q)	1/3/2014	984	984	(2)(25)
		First lien senior secured loan ($8 par due 3/2017)	7.25% (Base Rate + 4.00%/Q)	1/3/2014	8	8	(2)(25)
		Preferred stock (247,500 units)		12/16/2011	2,475	3,088	(2)
		Common stock (25,000 units)		12/16/2011	25	1,492	(2)

					3,492	5,572

Eckler Industries, Inc. (30)	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($4,800 par due 7/2017)	8.25% (Base Rate + 5.00%/Q)	7/12/2012	4,800	4,560	(2)(25)
		First lien senior secured loan ($7,976 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	7,976	7,577	(2)(25)
		First lien senior secured loan ($29,962 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	29,962	28,464	(3)(25)
		Series A preferred stock (1,800 shares)		7/12/2012	1,800	261	(2)
		Common stock (20,000 shares)		7/12/2012	200	—	(2)

					44,738	40,862

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
EcoMotors, Inc.	Engine developer	First lien senior secured loan ($3,788 par due 10/2016)	10.83%	12/28/2012	3,726	3,788	(2)
		First lien senior secured loan ($4,545 par due 6/2017)	10.83%	12/28/2012	4,449	4,545	(2)
		First lien senior secured loan ($3,146 par due 7/2016)	10.13%	12/28/2012	3,103	3,146	(2)
		Warrant to purchase up to 321,888 shares of Series C preferred stock		12/28/2012	—	43	(2)

					11,278	11,522

SK SPV IV, LLC	Collision repair site operators	Series A common units (12,500 units)		8/18/2014	625	1,987	(2)
		Series B common units (12,500 units)		8/18/2014	625	1,987	(2)

					1,250	3,974

TA THI Buyer, Inc. and TA THI Parent, Inc.	Collision repair company	Series A preferred stock (50,000 shares)		7/28/2014	5,000	5,607	(2)

					93,219	95,225		1.80%

Chemicals
Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	Warrant to purchase 322,422 shares of Series D preferred stock		3/28/2013	—	6	(2)

K2 Pure Solutions Nocal, L.P. (30)	Chemical producer	First lien senior secured revolving loan ($2,256 par due 8/2019)	8.13% (Libor + 7.13%/M)	8/19/2013	2,256	2,233	(2)(25)
		First lien senior secured loan ($21,231 par due 8/2019)	7.00% (Libor + 6.00%/M)	8/19/2013	21,231	21,019	(2)(25)
		First lien senior secured loan ($39,500 par due 8/2019)	7.00% (Libor + 6.00%/M)	8/19/2013	39,500	39,105	(3)(25)
		First lien senior secured loan ($19,750 par due 8/2019)	7.00% (Libor + 6.00%/M)	8/19/2013	19,750	19,552	(4)(25)

					82,737	81,909

Kinestral Technologies, Inc.	Designer of adaptive, dynamic glass for the commercial and residential markets	First lien senior secured loan ($6,500 par due 8/2017)	10.00%	4/22/2014	6,390	6,500	(2)
		Warrant to purchase up to 325,000 shares of Series A preferred stock		4/22/2014	73	73	(2)

					6,463	6,573

Liquid Light, Inc.	Developer and licensor of process technology for the conversion of carbon dioxide into major chemicals	First lien senior secured loan ($3,000 par due 11/2017)	10.00%	8/13/2014	2,931	2,970	(2)
		Warrant to purchase up to 86,009 shares of Series B preferred stock		8/13/2014	77	74	(2)

					3,008	3,044

					92,208	91,532		1.73%

Environmental Services
RE Community Holdings II, Inc., Pegasus Community Energy, LLC., and MPH Energy Holdings, LP	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8,839	—	(2)
		Limited partnership interest (3.13% interest)		1/8/2014	—	—	(2)

					8,839	—

Waste Pro USA, Inc	Waste management services	Second lien senior secured loan ($77,500 par due 10/2020)	8.50% (Libor + 7.50%/Q)	10/15/2014	77,500	77,500	(2)(25)

					86,339	77,500		1.47%

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Hotel Services
Castle Management Borrower LLC (30)	Hotel operator	Second lien senior secured loan ($55,000 par due 3/2021)	11.00% (Libor + 10.00%/Q)	10/17/2014	55,000	55,000	(2)(25)

					55,000	55,000		1.04%

Health Clubs
Athletic Club Holdings, Inc.(30)	Premier health club operator	First lien senior secured loan ($41,000 par due 10/2020)	9.50% (Libor + 8.50%/M)	10/11/2007	41,000	41,000	(2)(25)

CFW Co-Invest, L.P., NCP Curves, L.P. and Curves International Holdings, Inc.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4,152	3,418	(2)
		Limited partnership interest (2,218,235 shares)		7/31/2012	2,218	1,826	(2)(8)
		Common stock (1,680 shares)		11/12/2014	—	—	(2)(8)

					6,370	5,244

					47,370	46,244		0.88%

Printing, Publishing and Media
Batanga, Inc.(30)	Independent digital media company	First lien senior secured revolving loan ($4,000 par due 12/2015)	10.00%	10/31/2012	4,000	4,000	(2)
		First lien senior secured loan ($6,590 par due 6/2017)	10.60%	10/31/2012	6,590	6,650	(2)

					10,590	10,650

Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—

Summit Business Media Parent Holding Company LLC	Business media consulting services	Limited liability company membership interest (22.99% interest)		5/20/2011	—	705	(2)

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	First lien senior secured loan ($20,454 par due 3/2017)	9.00% (Libor + 7.50%/Q)	3/6/2011	20,454	20,249	(2)(25)
		First lien senior secured loan ($9,500 par due 3/2017)	9.00% (Libor + 7.50%/Q)	3/6/2011	9,500	9,405	(4)(25)
		Preferred stock (10,663 shares)		9/29/2006	1,066	2,827	(2)
		Common stock (15,393 shares)		9/29/2006	3	7	(2)

					31,023	32,488

					41,613	43,843		0.83%

Wholesale Distribution
Flow Solutions Holdings, Inc.(30)	Distributor of high value fluid handling, filtration and flow control products	Second lien senior secured loan ($29,500 par due 10/2018)	11.25% (Base Rate + 8.00%/Q)	12/16/2014	29,500	29,500	(2)(25)

					29,500	29,500		0.56%

Telecommunications
American Broadband Communications, LLC, American Broadband Holding Company, and Cameron Holdings of NC, Inc.	Broadband communication services	Warrants to purchase up to 208 shares		11/7/2007	—	8,423
		Warrants to purchase up to 200 shares		9/1/2010	—	4,457

					—	12,880

Company(1)	Business Description	Investment	Interest(5)(11)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Quantance, Inc.	Designer of semiconductor products to the mobile wireless market	First lien senior secured loan ($2,831 par due 9/2016)	10.25%	8/23/2013	2,782	2,831	(2)
		Warrant to purchase up to 130,432 shares of Series D preferred stock		8/23/2013	74	102	(2)

					2,856	2,933

Startec Equity, LLC(7)	Communication services	Member interest		4/1/2010	—	—

Wilcon Holdings LLC	Communications infrastructure provider	Class A common stock (2,000,000 shares)		12/13/2013	1,829	2,135

					4,685	17,948		0.34%

Computers and Electronics
Powervation Inc. and Powervation Limited(8)	Semiconductor company focused on power control and management	First lien senior secured loan ($3,000 par due 11/2017)	9.04%	11/13/2014	2,883	3,000	(2)
		Warrant to purchase up to 11,531 shares of Series D preferred stock		11/13/2014	—	11	(2)

					2,883	3,011

Zemax, LLC(30)	Provider of optical illumination design software to design engineers	First lien senior secured loan ($2,992 par due 10/2019)	6.50% (Libor + 5.50%/Q)	10/23/2014	2,992	2,992	(2)(25)

					5,875	6,003		0.11%

Food and Beverage
Distant Lands Trading Co.	Coffee manufacturer	Class A common stock (1,294 shares)		4/1/2010	980	706	(2)
		Class A-1 common stock (2,157 shares)		4/1/2010	—	—	(2)

					980	706

					980	706		0.01%

					$8,875,095	$9,028,379		170.87%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of December 31, 2014 represented 171% of the Company's net assets or 95% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing.

(6)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" and "Control" this portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2014 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Apple & Eve, LLC and US Juice Partners, LLC	$—	$—	$5,000	$—	$—	$—	$—	$4,344	$(205)
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$—	$—	$—	$—	$—	$—	$—	$6,824
Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.	$87,089	$27,037	$5,000	$5,590	$1,290	$1,682	$511	$—	$8,614
Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC	$28,550	$784	$—	$1,684	$590	$—	$120	$—	$276
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings LLC	$702	$702	$2,543	$3	$—	$—	$33	$6,736	$(2,113)
The Dwyer Group	$14,418	$46,377	$—	$2,772	$60	$2,279	$179	$21,141	$(11,791)
ELC Acquisition Corp. and ELC Holdings Corporation	$—	$—	$11,737	$—	$—	$1,448	$—	$5,938	$(1,345)
Insight Pharmaceuticals Corporation	$—	$19,187	$12,070	$1,765	$—	$—	$—	$33,076	$(2,544)
Investor Group Services, LLC	$—	$—	$—	$—	$—	$199	$—	$90	$(8)
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$364
Soteria Imaging Services, LLC	$—	$—	$—	$—	$—	$—	$—	$60	$—
VSS-Tranzact Holdings, LLC	$—	$—	$10,204	$—	$—	$—	$—	$5,057	$4,967
UL Holding Co., LLC	$—	$4,000	$—	$—	$—	$—	$—	$—	$15,041
(7)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2014 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC and New 10th Street, LLC	$24,895	$—	$—	$4,002	$455	$—	$—	$—	$43,669
AllBridge Financial, LLC	$—	$3,937	$—	$—	$—	$382	$—	$—	$23
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$(11)
Ciena Capital LLC	$—	$14,000	$—	$3,769	$—	$—	$—	$—	$12,981
Citipostal Inc.	$—	$70,270	$—	$60	$—	$—	$17	$(21,047)	$25,270
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$151	$—	$42	$—	$—	$—
HCI Equity, LLC	$—	$112	$—	$—	$—	$89	$—	$—	$175
HCP Acquisition Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Hot Light Brands, Inc.	$—	$90	$—	$—	$—	$—	$—	$164	$(163)
Ivy Hill Asset Management, L.P.	$—	$—	$—	$—	$—	$50,000	$—	$—	$(21,029)
MVL Group, Inc.	$—	$30,040	$—	$—	$—	$—	$—	$(27,709)	$27,781
Orion Foods, LLC	$3,450	$56,342	$—	$4,143	$—	$—	$646	$1,624	$(6,743)
Pillar Processing LLC, PHL Investors, Inc., and PHL Holding Co.	$—	$9,844	$—	$—	$—	$—	$—	$(6,592)	$6,522
Senior Secured Loan Fund LLC*	$463,626	$174,325	$—	$275,036	$38,997	$—	$30,669	$—	$4,340
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Step2 Company, LLC	$4,500	$—	$—	$3,058	$—	$—	$—	$—	$(17,127)
The Thymes, LLC	$—	$840	$4,014	$—	$—	$158	$—	$9,753	$(6,212)

  *
  Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), the Company has co-invested through the Senior Secured Loan Fund LLC d/b/a the "Senior Secured Loan Program" (the "SSLP"). The SSLP has been capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).

(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(9)
Excepted from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies ("BDCs") the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under Investment Company Act) (i.e. not eligible to included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". The Company provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, the Company has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with the Company's position. Pursuant to Section 55(a) of the Investment Company Act (using the Staff's methodology described above solely for this purpose), 27% of the Company's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of December 31, 2014.

(11)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(12)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $87 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $68 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 6.00% on $11 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.25% on $53 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $48 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.13% on $54 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $16 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(19)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.75% on $24 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(20)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 5.00% on $21 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(21)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $87 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(22)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.55% on $28 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(23)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(24)
Loan was on non-accrual status as of December 31, 2014.

(25)
Loan includes interest rate floor feature.

(26)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

(27)
As of December 31, 2014, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(28)
As of December 31, 2014, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(29)
As of December 31, 2014, no amounts were funded by the Company under this letter of credit facility; however, there were letters of credit issued and outstanding through a financial intermediary under the letter of credit facility. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(30)
As of December 31, 2014, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 7 to the consolidated financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
Athletic Club Holdings, Inc.	$10,000	$—	$10,000	$—	$—	$10,000
Batanga, Inc.	4,000	(4,000)	—	—	—	—
Benihana, Inc.	3,231	—	3,231	—	—	3,231
California Forensic Medical Group, Incorporated	5,000	—	5,000	—	—	5,000
Capital Investments and Ventures Corp.	10,000	—	10,000	—	—	10,000
Cast & Crew Payroll, LLC	15,000	—	15,000	—	—	15,000
Castle Management Borrower LLC	16,000	—	16,000	—	—	16,000
CCS Intermediate Holdings, LLC	7,125	(1,275)	5,850	—	—	5,850
ChargePoint, Inc.	10,000	—	10,000	—	—	10,000
Ciena Capital LLC	20,000	(14,000)	6,000	(6,000)	—	—
Competitor Group, Inc.	3,750	(3,750)	—	—	—	—
Component Hardware Group, Inc.	3,734	(1,867)	1,867	—	—	1,867
Crown Health Care Laundry Services, Inc.	5,000	(1,472)	3,528	—	—	3,528
Directworks, Inc.	1,000	—	1,000	—	—	1,000
Eckler Industries, Inc.	7,500	(4,800)	2,700	—	(2,700)	—
Feradyne Outdoors, LLC	39,000	—	39,000	—	—	39,000
Flow Solutions Holdings, Inc.	6,000	—	6,000	—	—	6,000
Garden Fresh Restaurant Corp.	5,000	(3,765)	1,235	—	—	1,235
GHS Interactive Security, LLC	7,419	—	7,419	—	—	7,419
Global Healthcare Exchange, LLC	15,625	—	15,625	—	—	15,625
Green Energy Partners	43,500	—	43,500	—	—	43,500
Greenphire, Inc.	8,000	—	8,000	—	—	8,000
Harvey Tool Company, LLC	2,500	—	2,500	—	—	2,500
Hojeij Branded Foods, Inc.	3,000	(1,591)	1,409	—	—	1,409
ICSH, Inc.	10,000	(2,236)	7,764	—	—	7,764
Infilaw Holding, LLC	25,000	(9,670)	15,330	—	—	15,330
IronPlanet, Inc.	3,000	(3,000)	—	—	—	—
ISS #2, LLC	10,000	—	10,000	—	—	10,000
Itel Laboratories, Inc.	2,500	—	2,500	—	—	2,500
Javlin Three LLC	60,000	(42,400)	17,600	—	—	17,600
K2 Pure Solutions Nocal, L.P.	5,000	(2,256)	2,744	—	—	2,744
Lakeland Tours, LLC	22,500	(1,211)	21,289	—	—	21,289
Massage Envy, LLC	5,000	—	5,000	—	—	5,000
McKenzie Sports Products, LLC	12,000	—	12,000	—	—	12,000
MW Dental Holding Corp.	33,500	—	33,500	—	—	33,500
My Health Direct, Inc.	1,000	—	1,000	—	—	1,000
Niagara Fiber Intermediate Corp.	1,881	(1,881)	—	—	—	—
OmniSYS Acquisition Corporation	2,500	—	2,500	—	—	2,500
OTG Management, LLC	30,550	(2,500)	28,050	—	—	28,050
Paper Source, Inc.	2,500	—	2,500	—	—	2,500
PeakColo Holdings, Inc.	2,000	—	2,000	—	—	2,000
PerfectServe, Inc.	2,000	(500)	1,500	—	—	1,500
PIH Corporation	3,314	(621)	2,693	—	—	2,693
Plantation Products, LLC	35,000	(9,007)	25,993	—	—	25,993
Regent Education, Inc.	2,000	—	2,000	—	—	2,000
RuffaloCODY, LLC	7,683	—	7,683	—	—	7,683
Shock Doctor, Inc.	15,000	—	15,000	—	—	15,000
Things Remembered, Inc.	5,000	—	5,000	—	—	5,000
TPTM Merger Corp.	2,500	—	2,500	—	—	2,500
Tripwire, Inc.	10,000	—	10,000	—	—	10,000
TWH Water Treatment Industries, Inc.	8,960	—	8,960	—	—	8,960
Zemax, LLC	3,000	—	3,000	—	—	3,000

	$574,772	$(111,802)	$462,970	$(6,000)	$(2,700)	$454,270

(31)
As of December 31, 2014, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

Portfolio Company	Total private equity commitments	Less: funded private equity commitments	Total unfunded private equity commitments	Less: private equity commitments substantially at the discretion of the Company	Total net adjusted unfunded private equity commitments
Imperial Capital Private Opportunities, LP	$50,000	$(6,794)	$43,206	$(43,206)	$—
Partnership Capital Growth Fund III, L.P.	5,000	(4,001)	999	—	999
PCG—Ares Sidecar Investment, L.P. and PCG—Ares Sidecar Investment II, L.P.	50,000	(8,573)	41,427	(41,427)	—
Piper Jaffray Merchant Banking Fund I, L.P.	2,000	(1,074)	926	—	926

	$107,000	$(20,442)	$86,558	$(84,633)	$1,925

(32)
As of December 31, 2014, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitment to fund delayed draw loans of up to $92,531. See Note 4 to the consolidated financial statements for more information on the SSLP.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

(in thousands, except per share data)

					Accumulated Net Realized Loss on Investments, Foreign Currency Transactions, Extinguishment of Debt and Other Assets	Net Unrealized Gains (Losses) on Investments, Foreign Currency and Other Transactions
	Common Stock			Accumulated Overdistributed Net Investment Income
			Capital in Excess of Par Value				Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2012	248,653	$249	$4,117,517	$(27,910)	$(202,614)	$101,104	$3,988,346
Issuances of common stock in add-on offerings (net of offering and underwriting costs)	48,242	48	833,428	—	—	—	833,476
Shares issued in connection with dividend reinvestment plan	1,076	1	18,905	—	—	—	18,906
Issuances of the Convertible Unsecured Notes (See Note 5)	—	—	582	—	—	—	582
Net increase in stockholders' equity resulting from operations	—	—	—	430,406	63,725	(5,610)	488,521
Dividends declared and payable ($1.57 per share)	—	—	—	(425,387)	—	—	(425,387)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles ("GAAP")	—	—	12,045	14,106	(26,151)	—	—

Balance at December 31, 2013	297,971	$298	$4,982,477	$(8,785)	$(165,040)	$95,494	$4,904,444

Issuances of common stock in add-on offerings (net of offering and underwriting costs)	15,525	15	257,652	—	—	—	257,667
Shares issued in connection with dividend reinvestment plan	612	1	10,846	—	—	—	10,847
Net increase in stockholders' equity resulting from operations	—	—	—	437,802	93,783	59,364	590,949
Dividends declared and payable ($1.57 per share)	—	—	—	(480,192)	—	—	(480,192)
Tax reclassification of stockholders' equity in accordance with GAAP	—	—	77,082	18,329	(95,411)	—	—

Balance at December 31, 2014	314,108	$314	$5,328,057	$(32,846)	$(166,668)	$154,858	$5,283,715

Shares issued in connection with dividend reinvestment plan	361	—	6,192	—	—	—	6,192
Repurchases of common stock	(122)	—	(1,685)	—	—	—	(1,685)
Net increase in stockholders' equity resulting from operations	—	—	—	507,760	117,120	(246,210)	378,670
Dividends declared and payable ($1.57 per share)	—	—	—	(493,560)	—	—	(493,560)
Tax reclassification of stockholders' equity in accordance with GAAP	—	—	(14,287)	17,752	(3,465)	—	—

Balance at December 31, 2015	314,347	$314	$5,318,277	$(894)	$(53,013)	$(91,352)	$5,173,332

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the Years Ended December 31,
	2015	2014	2013
OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$378,670	$590,949	$488,521
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Realized losses on extinguishment of debt	10,411	72	—
Net realized gains on investments and foreign currency transactions	(127,531)	(93,855)	(63,725)
Net unrealized losses (gains) on investments, foreign currency and other transactions	246,210	(59,364)	5,610
Net accretion of discount on investments	(4,362)	(3,153)	(4,692)
Increase in payment-in-kind interest and dividends	(23,710)	(11,916)	(18,894)
Collections of payment-in-kind interest and dividends	1,157	12,054	29,531
Amortization of debt issuance costs	17,064	16,384	13,230
Accretion of net discount on notes payable	16,376	15,107	13,806
Depreciation	734	805	802
Proceeds from sales and repayments of investments	3,692,199	3,411,764	1,722,672
Purchases of investments	(3,815,974)	(4,536,804)	(3,494,767)
Changes in operating assets and liabilities:
Interest receivable	23,013	(37,000)	(14,983)
Other assets	18,814	(2,317)	(8,333)
Base management fees payable	(372)	5,227	6,155
Income based fees payable	(1,836)	4,069	1,351
Capital gains incentive fees payable	(50,714)	12,042	117
Accounts payable and other liabilities	(23,798)	13,243	13,771
Interest and facility fees payable	4,033	4,146	12,225

Net cash provided by (used in) operating activities	360,384	(658,547)	(1,297,603)

FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	—	257,667	833,476
Borrowings on debt	3,895,370	4,878,451	6,431,179
Repayments and repurchases of debt	(3,697,750)	(3,955,423)	(5,654,000)
Debt issuance costs	(6,450)	(12,849)	(21,013)
Dividends paid	(487,368)	(464,373)	(411,453)
Repurchases of common stock	(1,685)	—	—

Net cash provided by (used in) financing activities	(297,883)	703,473	1,178,189
CHANGE IN CASH AND CASH EQUIVALENTS	62,501	44,926	(119,414)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	194,555	149,629	269,043

CASH AND CASH EQUIVALENTS, END OF PERIOD	$257,056	$194,555	$149,629

Supplemental Information:
Interest paid during the period	$180,678	$169,222	$124,406
Taxes, including excise tax, paid during the period	$16,139	$20,809	$13,907
Dividends declared and payable during the period	$493,560	$480,192	$425,387

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
As of December 31, 2015
(in thousands, except per share data, percentages and as otherwise indicated;
for example, with the words "million," "billion" or otherwise)

1.     ORGANIZATION

        Ares Capital Corporation (the "Company" or "ARCC") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. The Company has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). The Company has elected to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and operates in a manner so as to qualify for the tax treatment applicable to RICs.

        The Company's investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, the Company also makes equity investments.

        The Company is externally managed by Ares Capital Management LLC ("Ares Capital Management" or the Company's "investment adviser"), a subsidiary of Ares Management, L.P. ("Ares Management" or "Ares"), a publicly traded, leading global alternative asset manager, pursuant to an investment advisory and management agreement. Ares Operations LLC ("Ares Operations" or the Company's "administrator"), a subsidiary of Ares Management, provides certain administrative and other services necessary for the Company to operate.

2.     SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and include the accounts of the Company and its consolidated subsidiaries. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") 946. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

  Cash and Cash Equivalents

        Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market account. Cash and cash equivalents are carried at cost which approximates fair value.

  Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

  Investments

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

        Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Company looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of the Company's investments) are valued at fair value as determined in good faith by the Company's board of directors, based on, among other things, the input of the Company's investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of the Company's board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 55% of the Company's portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, the Company's independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, the Company's investment valuation process within the context of performing the integrated audit.

        As part of the valuation process, the Company may take into account the following types of factors, if relevant, in determining the fair value of the Company's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company considers the pricing indicated by the external event to corroborate its valuation.

        Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The Company's board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  The Company's quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the Company's portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the Company's investment adviser's management and investment professionals, and then valuation recommendations are presented to the Company's board of directors.

  •
  The audit committee of the Company's board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, who review a minimum of 55% of the Company's portfolio at fair value.

  •
  The Company's board of directors discusses valuations and ultimately determines the fair value of each investment in the Company's portfolio without a readily available market quotation in good faith based on, among other things, the input of the Company's investment adviser, audit committee and, where applicable, independent third-party valuation firms.

        See Note 8 for more information on the Company's valuation process.

  Interest and Dividend Income Recognition

        Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

        Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.

        Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

  Payment-in-Kind Interest

        The Company has loans in its portfolio that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

  Capital Structuring Service Fees and Other Income

        The Company's investment adviser seeks to provide assistance to its portfolio companies and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan.

        Other income includes fees for management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

  Foreign Currency Translation

        The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

        Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

  Derivative Instruments

        The Company does not utilize hedge accounting and as such values its derivatives at fair value with the unrealized gains or losses recorded in "net unrealized gains (losses) from foreign currency and other transactions" in the Company's consolidated statement of operations.

  Equity Offering Expenses

        The Company's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

  Debt Issuance Costs

        Debt issuance costs are amortized over the life of the related debt instrument using the straight line method or the effective yield method, depending on the type of debt instrument.

  Income Taxes

        The Company has elected to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must (among other requirements) meet certain source-of- income and asset diversification requirements and timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company (among other requirements) has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal corporate-level income taxes.

        Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year, the Company accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

        Certain of the Company's consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes.

  Dividends to Common Stockholders

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Company's board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although the Company may decide to retain such capital gains for investment.

        The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Company's board of directors authorizes, and the Company declares, a cash dividend, then the Company's stockholders who have not "opted out" of the Company's dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company's common stock, rather than receiving the cash dividend. The Company intends to use primarily newly issued shares to implement the dividend reinvestment plan (so long as the Company is trading at a premium to net asset value). If the Company's shares are trading at a discount to net asset value and the Company is otherwise permitted under applicable law to purchase such shares, the Company may purchase shares in the open market in connection with the Company's obligations under the dividend reinvestment plan. However, the Company reserves the right to issue new shares of the Company's common stock in connection with the Company's obligations under the dividend reinvestment plan even if the Company's shares are trading below net asset value.

  Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

  Recent Accounting Pronouncements

        In May 2014, the Financial Accounting Standards Board (the "FASB") issued Accounting Standards Update ("ASU") No. 2014-09, "Revenue from Contracts with Customers (Topic 606)." The guidance in this ASU supersedes the revenue recognition requirements in Topic 605, "Revenue Recognition." Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU No. 2014-09 are effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The Company is currently evaluating the impact of adopting this ASU on its consolidated financial statements.

        In February 2015, the FASB issued ASU No. 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis. The new guidance modifies the consolidation analysis for limited partnerships and similar type entities as well as variable interests in a variable interest entity, particularly those that have fee arrangements and related party relationships. Additionally, it provides a scope exception to the consolidation guidance for certain entities. The amendments in ASU No. 2015-02 are effective for annual reporting periods beginning after December 15, 2015, including interim periods within that reporting period, with early adoption permitted. The Company is currently evaluating the impact of adopting this ASU on its consolidated financial statements.

        In April 2015, the FASB issued ASU No. 2015-03, Interest-Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. The new guidance modifies the requirements for reporting debt issuance costs. Under the amendments in ASU No. 2015-03, debt issuance costs related to a recognized debt liability will no longer be recorded as a separate asset, but will be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by ASU No. 2015-03. In addition, in August 2015, the FASB issued ASU No. 2015-15, Interest-Imputation of Interest (Subtopic 835-30). The additional guidance reiterates that the SEC would not object to an entity deferring and presenting debt issuance costs related to a line of credit arrangement as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line of credit arrangement, regardless of whether there are any outstanding borrowings. ASU No. 2015-03 and ASU No. 2015-15 are required to be applied retrospectively for periods beginning after December 15, 2015, and interim periods within those fiscal years, with early adoption permitted. The application of this guidance is not expected to have a material impact on the Company's consolidated financial statements.

        In May 2015, the FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The new guidance removes the requirement that investments for which net asset value is determined based on practical expedient reliance be reported utilizing the fair value hierarchy. ASU No. 2015-07 is required to be applied retrospectively for periods beginning after December 15, 2015, and interim periods within those fiscal years, with early adoption permitted. The application of this guidance is not expected to have a material impact on the Company's consolidated financial statements.

3.     AGREEMENTS

  Investment Advisory and Management Agreement

        The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of the Company's board of directors, Ares Capital Management provides investment advisory and management services to the Company. For providing these services, Ares Capital Management receives fees from the Company consisting of a base management fee, a fee based on the Company's net investment income ("income based fee") and a fee based on the Company's net capital gains ("capital gains incentive fee"). The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        The base management fee is calculated at an annual rate of 1.5% based on the average value of the Company's total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

        The income based fee is calculated and payable quarterly in arrears based on the Company's net investment income excluding income based fees and capital gains incentive fees ("pre-incentive fee net investment income") for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the income based fee and capital gains incentive fee accrued under GAAP). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash. The Company's investment adviser is not under any obligation to reimburse the Company for any part of the income based fees it received that was based on accrued interest that the Company never actually received.

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains and losses. Because of the structure of the income based fee, it is possible that the Company may pay such fees in a quarter where the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable income based fee even if the Company has incurred a loss in that quarter due to realized and/or unrealized capital losses.

        Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company's net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, the Company may be able to invest its funds in debt instruments that provide for a higher return, which may increase the Company's pre-incentive fee net investment income and make it easier for the Company's investment adviser to surpass the fixed hurdle rate and receive an income based fee based on such net investment income. To the extent the Company has retained pre-incentive fee net investment income that has been used to calculate the income based fee, it is also included in the amount of the Company's total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

        The Company pays its investment adviser an income based fee with respect to the Company's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no income based fee in any calendar quarter in which the Company's pre- incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. The Company refers to this portion of its pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide the Company's investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of the Company's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

        These calculations are adjusted for any share issuances or repurchases during the quarter.

        The capital gains incentive fee is determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of the Company's cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) the Company's cumulative aggregate realized capital gains, in each case calculated from October 8, 2004 (the date the Company completed its initial public offering). Realized capital gains and losses include gains and losses on investments and foreign currencies, gains and losses on extinguishment of debt and other assets, as well as any income tax expense related to realized gains and losses. If such amount is positive at the end of such year, then the capital gains incentive fee for such year is equal to 20% of such amount, less the aggregate amount of capital gains incentive fees paid in all prior years. If such amount is negative, then there is no capital gains incentive fee for such year.

        The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company's portfolio when sold and (b) the accreted or amortized cost basis of such investment.

        The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company's portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

        The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company's portfolio as of the applicable capital gains incentive fee calculation date and (b) the accreted or amortized cost basis of such investment.

        Notwithstanding the foregoing, as a result of an amendment to the capital gains incentive fee under the investment advisory and management agreement that was adopted on June 6, 2011, if the Company is required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by the Company (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the capital gains incentive fee , the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (x) the actual amount paid by the Company for such investment plus (y) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Company's financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

        The Company defers cash payment of any income based fees and capital gains incentive fees otherwise earned by the Company's investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to the Company's stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) is less than 7.0% of the Company's net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred income based fees and capital gains incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under the investment advisory and management agreement.

        There was no capital gains incentive fee earned by the Company's investment adviser as calculated under the investment advisory and management agreement (as described above) for the year ended December 31, 2015. The capital gains incentive fee earned by the Company's investment adviser as calculated under the investment advisory and management agreement for the years ended December 31, 2014 and 2013 was $23,993 and $17,425, respectively. However, in accordance with GAAP, the Company had cumulatively accrued a capital gains incentive fee of $42,265 as of December 31, 2015, of which $42,265 is not currently due under the investment advisory and management agreement. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual capital gains incentive fees paid or capital gains incentive fees accrued under GAAP in all prior periods. As of December 31, 2015, the Company has paid capital gains incentive fees since inception totaling $57,404. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

        For the year ended December 31, 2015, base management fees were $134,346, income based fees were $121,390 and the reduction in capital gains incentive fees calculated in accordance with GAAP was $26,721. For the year ended December 31, 2014, base management fees were $127,997, income based fees were $118,273 and capital gains incentive fees calculated in accordance with GAAP were $29,467. For the year ended December 31, 2013, base management fees were $104,857, income based fees were $110,511 and capital gains incentive fees calculated in accordance with GAAP were $11,640.

  Administration Agreement

        The Company is party to an administration agreement, referred to herein as the "administration agreement", with its administrator, Ares Operations. Pursuant to the administration agreement, Ares Operations furnishes the Company with office equipment and clerical, bookkeeping and record keeping services at the Company's office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, the Company's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and reports filed with the SEC. In addition, Ares Operations assists the Company in determining and publishing its net asset value, assists the Company in providing managerial assistance to its portfolio companies, oversees the preparation and filing of the Company's tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the administration agreement are equal to an amount based upon its allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including the Company's allocable portion of the compensation of certain of its officers (including the Company's chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        For the years ended December 31, 2015, 2014 and 2013, the Company incurred $14,244, $13,689 and $12,317, respectively, in administrative fees. As of December 31, 2015, $3,729 of these fees were unpaid and included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

4.     INVESTMENTS

        As of December 31, 2015 and 2014, investments consisted of the following:

	As of December 31,
	2015		2014
	Amortized Cost(1)	Fair Value	Amortized Cost(1)	Fair Value
First lien senior secured loans	$2,735,232	$2,638,784	$3,728,872	$3,700,602
Second lien senior secured loans	2,944,551	2,861,294	1,938,861	1,900,464
Subordinated certificates of the SSLP(2)	1,935,401	1,884,861	2,034,498	2,065,015
Senior subordinated debt	663,003	654,066	524,157	523,288
Preferred equity securities	435,063	375,830	206,475	190,254
Other equity securities	434,396	640,526	440,092	642,762
Commercial real estate	—	135	2,140	5,994

Total	$9,147,646	$9,055,496	$8,875,095	$9,028,379

(1)
The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

(2)
The proceeds from these certificates were applied to co-investments with General Electric Capital Corporation ("GECC") and GE Global Sponsor Finance LLC (collectively, "GE") to fund first lien senior secured loans to 41 and 50 different borrowers as of December 31, 2015 and 2014, respectively.

        The industrial and geographic compositions of the Company's portfolio at fair value as of December 31, 2015 and 2014 were as follows:

	As of December 31,
	2015	2014
Industry
Investment Funds and Vehicles(1)	21.2%	23.3%
Healthcare Services	14.6	16.3
Other Services	9.0	8.8
Consumer Products	7.7	8.3
Power Generation	6.3	7.3
Manufacturing	6.0	3.3
Business Services	5.3	5.8
Financial Services	4.6	4.5
Education	4.6	5.0
Restaurants and Food Services	3.5	3.7
Oil and Gas	2.9	1.9
Containers and Packaging	2.8	2.8
Food and Beverage	2.5	—
Automotive Services	2.3	1.1
Commercial Real Estate Finance	1.1	1.2
Other	5.6	6.7

Total	100.0%	100.0%

(1)
Includes the Company's investment in the unconsolidated Delaware limited liability company, the Senior Secured Loan Fund LLC (d/b/a the "Senior Secured Loan Program") or the "SSLP", which had made first lien senior secured loans to 41 and 50 different borrowers as of December 31, 2015 and 2014, respectively. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

	As of December 31,
	2015	2014
Geographic Region
West(1)	37.9%	46.2%
Midwest	23.8	18.1
Southeast	20.3	16.6
Mid Atlantic	13.7	15.4
Northeast	2.3	2.3
International	2.0	1.4

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SSLP, which represented 20.8% and 22.9% of the total investment portfolio at fair value as of December 31, 2015 and 2014, respectively.

        As of December 31, 2015, 2.6% of total investments at amortized cost (or 1.7% of total investments at fair value) were on non-accrual status. As of December 31, 2014, 2.2% of total investments at amortized cost (or 1.7% of total investments at fair value) were on non-accrual status.

  Senior Direct Lending Program

        In December 2015, the Company established a joint venture with Varagon Capital Partners ("Varagon") to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, to U.S. middle-market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. (NYSE:AIG) and other partners. The joint venture is called the Senior Direct Lending Program (the "SDLP"). It is expected that the SDLP will commit and hold individual loans of up to $300 million. The Company may co-invest directly with the SDLP to accommodate larger transactions. The Company will provide capital to the SDLP in the form of subordinated certificates (the "SDLP Certificates"), and Varagon will provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. It is expected that the Company and Varagon will own 87.5% and 12.5%, respectively, of any outstanding SDLP Certificates.

        As of December 31, 2015, the Company and Varagon had agreed to make capital available to the SDLP of $2.9 billion in the aggregate, of which no amounts were funded. The SDLP will be capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of the Company and Varagon (with approval from a representative of each required). As of December 31, 2015, the Company had agreed to make available to the SDLP (subject to the approval of the investment committee of the SDLP as described above) approximately $591 million, of which no amounts were committed or funded. The SDLP Certificates will pay a coupon of LIBOR plus a stated spread and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes.

        See Note 6 for more information regarding the forward sale agreement between the Company and the SDLP.

  Senior Secured Loan Program

        The Company has co-invested in first lien senior secured loans of middle market companies with GE through the "SSLP." The SSLP has been capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). The Company has provided capital to the SSLP in the form of subordinated certificates (the "SSLP Certificates").

        In August 2015, GE completed the sale of its U.S. Sponsor Finance business, through which GE had participated with the Company in the SSLP, to Canada Pension Plan Investment Board ("CPPIB"). This sale excluded GE's interest in the SSLP, and GE and the Company continue to operate the SSLP. The Company and GE no longer have an obligation to present senior secured lending investment opportunities to the SSLP and since June 30, 2015, the SSLP has not made any investments related to new portfolio companies; however, the Company and GE may provide capital to support the SSLP's funding of existing commitments (see below) and other amounts to its portfolio companies. On August 24, 2015, the Company was advised that GECC, as the holder of the senior notes of the SSLP (the "Senior Notes"), directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes the Company). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. Prior to closing the sale to CPPIB, GE had announced its intention to provide the Company and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between the Company and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner. The Company has been in dialogue with GE and CPPIB to determine if there is an opportunity to work together; however, to date there has been no agreement in respect of the SSLP as a result of these discussions and there can be no assurance that such discussions will continue or any such agreement will be reached. In addition to discussions with CPPIB and GECC, the Company is also exploring other options with respect to the SSLP's portfolio, although there can be no assurance that the Company will pursue any of them.

        As of December 31, 2015 and 2014, GE and the Company had funded approximately $8.5 billion and $9.9 billion in aggregate principal amount, respectively, to the SSLP. As discussed above, the Company anticipates that no new investments will be made by the SSLP and that the Company and GE will only provide additional capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. As of December 31, 2015 and 2014, the SSLP had commitments to fund delayed draw loans to certain of its portfolio companies of $198.6 million and $484.3 million, respectively, which had been approved by the investment committee of the SSLP as described above.

        As of December 31, 2015 and 2014, the Company had funded approximately $2.0 billion and $2.3 billion in aggregate principal amount, respectively, to the SSLP. Additionally, as of December 31, 2015 and 2014, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitments to fund delayed draw loans to portfolio companies of up to $32.6 million and $92.5 million, respectively. As discussed above, it is not anticipated that the Company will make new investments through the SSLP.

        As of December 31, 2015 and 2014, the SSLP had total assets of $8.5 billion and $10.0 billion, respectively. As of December 31, 2015 and 2014, GE's investment in the SSLP consisted of the Senior Notes of $6.2 billion and $7.6 billion, respectively, and SSLP Certificates of $285.8 million and $290.6 million, respectively. As of December 31, 2015 and 2014, the Company and GE owned 87.5% and 12.5%, respectively, of the outstanding SSLP Certificates.

        The SSLP Certificates pay a weighted average coupon of LIBOR plus approximately 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SSLP Certificates that is greater than the stated coupon. The SSLP Certificates are junior in right of payment to the Senior Notes held by GE. The Company expects that for so long as principal proceeds from SSLP repayments are directed entirely to repay the Senior Notes as discussed above, the yield on the SSLP Certificates will decline.

        The SSLP's portfolio consisted of first lien senior secured loans to 41 and 50 different borrowers as of December 31, 2015 and 2014, respectively. As of December 31, 2015 and 2014, the portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies. As of December 31, 2015, none of these loans were on non-accrual status. As of December 31, 2014, one loan was on non-accrual status, representing 1.0% of the total loans at principal amount in the SSLP. As of December 31, 2015 and 2014, the largest loan to a single borrower in the SSLP's portfolio in aggregate principal amount was $345.9 million and $331.5 million, respectively, and the five largest loans to borrowers in the SSLP totaled $1.6 billion and $1.6 billion, respectively. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

        The amortized cost and fair value of the SSLP Certificates held by the Company were $1.9 billion and $1.9 billion, respectively, as of December 31, 2015, and $2.0 billion and $2.1 billion, respectively, as of December 31, 2014. The Company's yield on its investment in the SSLP at fair value was 12.3% and 13.5% as of December 31, 2015 and 2014, respectively. For the years ended December 31, 2015, 2014 and 2013, the Company earned interest income of $276.1 million, $275.0 million and $224.9 million, respectively, from its investment in the SSLP Certificates. The Company is also entitled to certain fees in connection with the SSLP. For the years ended December 31, 2015, 2014 and 2013, in connection with the SSLP, the Company earned capital structuring service, sourcing and other fees totaling $48.1 million, $69.7 million and $66.6 million, respectively.

        In October 2015, the SSLP distributed to the Company the SSLP's entire first lien senior secured loan investment in Instituto de Banca y Comercio, Inc. ("EduK") with an estimated fair value at the time of the distribution of $67.4 million. As a result of the distribution, the SSLP fully exited its investment in EduK. Prior to such distribution, the Company directly held a position in the same first lien senior secured loan investment. As a result of the distribution, the Company reduced the cost basis of its investment in the SSLP by $67.4 million and increased the Company's cost basis in EduK for the same amount.

  Ivy Hill Asset Management, L.P.

        Ivy Hill Asset Management, L.P. ("IHAM") is an asset management services company and an SEC-registered investment adviser. The Company has made investments in IHAM, its wholly owned portfolio company and previously made investments in certain vehicles managed by IHAM. As of December 31, 2015, IHAM had assets under management of approximately $3.2 billion. As of December 31, 2015, IHAM managed 15 vehicles and served as the sub-manager/sub-servicer for three other vehicles (these vehicles managed or sub-managed/sub-serviced by IHAM are collectively referred to as the "IHAM Vehicles"). IHAM earns fee income from managing the IHAM Vehicles and has also invested in certain of these vehicles as part of its business strategy. As of December 31, 2015 and 2014, IHAM had total investments of $233.0 million and $219.0 million, respectively. For the years ended December 31, 2015, 2014 and 2013, IHAM had management and incentive fee income of $20.0 million, $19.0 million and $21.0 million, respectively, and other investment-related income of $25.0 million, $34.0 million and $91.0 million, respectively.

        The amortized cost and fair value of the Company's investment in IHAM was $171.0 million and $235.5 million, respectively, as of December 31, 2015, and $171.0 million and $259.3 million, respectively, as of December 31, 2014. For the years ended December 31, 2015, 2014 and 2013, the Company received distributions consisting entirely of dividend income from IHAM of $50.0 million, $50.0 million and $72.4 million, respectively. The dividend income for the years ended December 31, 2015, 2014 and 2013, included additional dividends of $10.0 million, $10.0 million and $32.4 million, respectively, in addition to the quarterly dividends generally paid by IHAM.

        From time to time, IHAM or certain IHAM Vehicles may purchase investments from, or sell investments to, the Company. For any such sales or purchases by the IHAM Vehicles to or from the Company, the IHAM Vehicles must obtain approval from third parties unaffiliated with the Company or IHAM, as applicable. During the years ended December 31, 2015 and 2014, IHAM or certain of the IHAM Vehicles purchased $538.1 million and $219.6 million, respectively, of investments from the Company. A net realized gain of $0.6 million and a net realized loss of $0.1 million was recorded by the Company on these transactions for the years ended December 31, 2015 and 2014, respectively. During the years ended December 31, 2015 and 2014, the Company purchased $11.5 million and $20.2 million of investments, respectively, from certain of the IHAM Vehicles.

        IHAM is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including Ares Operations' allocable portion of overhead and the cost of its officers, employees and respective staff in performing its obligations under the IHAM administration agreement.

5.     DEBT

        In accordance with the Investment Company Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 200% after such borrowing. As of December 31, 2015 the Company's asset coverage was 222%.

        The Company's outstanding debt as of December 31, 2015 and 2014 were as follows:

	As of December 31,
	2015					2014
	Total Aggregate Principal Amount Committed/ Outstanding(1)		Principal Amount Outstanding	Carrying Value		Total Aggregate Principal Amount Committed/ Outstanding(1)	Principal Amount Outstanding	Carrying Value
Revolving Credit Facility	$1,290,000	(2)	$515,000	$515,000		$1,250,000	$170,000	$170,000
Revolving Funding Facility	540,000	(3)	250,000	250,000		540,000	324,000	324,000
SMBC Funding Facility	400,000		110,000	110,000		400,000	62,000	62,000
SBA Debentures	75,000		22,000	22,000		—	—	—
February 2016 Convertible Notes	575,000		575,000	574,202	(4)	575,000	575,000	565,001	(4)
June 2016 Convertible Notes	230,000		230,000	228,488	(4)	230,000	230,000	225,026	(4)
2017 Convertible Notes	162,500		162,500	161,195	(4)	162,500	162,500	160,180	(4)
2018 Convertible Notes	270,000		270,000	266,835	(4)	270,000	270,000	265,431	(4)
2019 Convertible Notes	300,000		300,000	297,021	(4)	300,000	300,000	296,130	(4)
2018 Notes	750,000		750,000	750,537	(5)	750,000	750,000	750,704	(5)
2020 Notes	600,000		600,000	599,097	(6)	400,000	400,000	398,430	(6)
February 2022 Notes	—		—	—	(7)	143,750	143,750	143,750	(7)
October 2022 Notes	182,500		182,500	182,500		182,500	182,500	182,500
2040 Notes	—		—	—	(7)	200,000	200,000	200,000	(7)
2047 Notes	229,557		229,557	181,604	(8)	229,557	229,557	181,330	(8)

Total	$5,604,557		$4,196,557	$4,138,479		$5,633,307	$3,999,307	$3,924,482

(1)
Subject to borrowing base, leverage and other restrictions. Represents the total aggregate amount committed or outstanding, as applicable, under such instrument.

(2)
Provides for a feature that allows the Company, under certain circumstances, to increase the size of the Revolving Credit Facility to a maximum of $1,935,000.

(3)
Provides for a feature that allows the Company and Ares Capital CP, under certain circumstances, to increase the size of the Revolving Funding Facility to a maximum of $865,000.

(4)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes (as defined below) less the unaccreted discount recorded upon issuance of the Convertible Unsecured Notes. As of December 31, 2015, the total unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes was $798, $1,512, $1,305, $3,165 and $2,979, respectively. As of December 31, 2014, the total unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes was $9,999, $4,974, $2,320, $4,569 and $3,870, respectively. See Note 17 for a subsequent event relating to the maturity and repayment of the February 2016 Convertible Notes.

(5)
Represents the aggregate principal amount outstanding of the 2018 Notes plus the net unamortized premium that was recorded upon the issuances of the 2018 Notes. As of December 31, 2015 and 2014, the total net unamortized premium for the 2018 Notes was $537 and $704, respectively.

(6)
As of December 31, 2015, represents the aggregate principal amount outstanding of the 2020 Notes less the net unaccreted discount of $903 recorded upon the issuances of the 2020 Notes. As of December 31, 2014, represents the aggregate principal amount outstanding of the 2020 Notes less the unaccreted discount of $1,570 recorded on the first issuance of the 2020 Notes.

(7)
See below for more information on the early redemption of the February 2022 Notes and the 2040 Notes.

(8)
Represents the aggregate principal amount outstanding of the 2047 Notes less the unaccreted purchased discount recorded as a part of the Allied Acquisition (as defined below). As of December 31, 2015 and 2014, the total unaccreted purchased discount for the 2047 Notes was $47,953 and $48,227, respectively.

        The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all the Company's outstanding debt as of December 31, 2015 were 4.4% and 4.5 years, respectively, and as of December 31, 2014 were 4.9% and 6.5 years, respectively.

  Revolving Credit Facility

        The Company is party to a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), which allows the Company to borrow up to $1,290,000 at any one time outstanding. The end of the revolving period and the stated maturity date for the Revolving Credit Facility are May 4, 2019 and May 4, 2020, respectively. The Revolving Credit Facility also includes a feature that allows, under certain circumstances, for an increase in the size of the facility to a maximum of $1,935,000. The Revolving Credit Facility generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans, and monthly payments of interest on other loans. From the end of the revolving period to the stated maturity date, the Company is required to repay outstanding principal amounts under the Revolving Credit Facility on a monthly basis in an amount equal to 1/12th of the outstanding principal amount at the end of the revolving period.

        Under the Revolving Credit Facility, the Company is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of the Company and its consolidated subsidiaries (subject to certain exceptions) of not less than 2.0:1.0, (f) limitations on pledging certain unencumbered assets, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and certain of its subsidiaries. These covenants are subject to important limitations and exceptions that are described in the documents governing the Revolving Credit Facility. Amounts available to borrow under the Revolving Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company's portfolio that are pledged as collateral. As of December 31, 2015, the Company was in compliance in all material respects with the terms of the Revolving Credit Facility.

        As of December 31, 2015 and 2014, there were $515,000 and $170,000 outstanding, respectively, under the Revolving Credit Facility. As of December 31, 2015, the Revolving Credit Facility also provides for a sub-limit for the issuance of letters of credit for up to an aggregate amount of $150,000. As of December 31, 2015 and 2014, the Company had $24,111 and $29,648, respectively, in letters of credit issued through the Revolving Credit Facility. The amount available for borrowing under the Revolving Credit Facility is reduced by any letters of credit issued. As of December 31, 2015, there was $750,889 available for borrowing (net of letters of credit issued) under the Revolving Credit Facility.

        Since March 26, 2015, the interest rate charged on the Revolving Credit Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over an "alternate base rate" (as defined in the agreements governing the Revolving Credit Facility), in each case, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. As of December 31, 2015, the interest rate in effect was LIBOR plus 1.75%. From May 2, 2013 to March 25, 2015, the interest rate charged on the Revolving Credit Facility was based on an applicable spread of 2.00% over LIBOR or an applicable spread of 1.00% over an "alternate base rate." Prior to and including May 1, 2013, the interest rate charged on the Revolving Credit Facility was based on LIBOR plus an applicable spread of 2.25% or a "base rate" plus an applicable spread of 1.25%. As of December 31, 2015, the one, two, three and six month LIBOR was 0.43%, 0.51%, 0.61% and 0.85%, respectively. As of December 31, 2014, the one, two, three and six month LIBOR was 0.17%, 0.21%, 0.26% and 0.36%, respectively. In addition to the stated interest expense on the Revolving Credit Facility, the Company is required to pay a commitment fee of 0.375% per annum on any unused portion of the Revolving Credit Facility. Since March 26, 2015, the Company is also required to pay a letter of credit fee of either 2.00% or 2.25% per annum on letters of credit issued, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. From May 2, 2013 to March 25, 2015, the Company paid a letter of credit fee of 2.25% per annum on letters of credit issued. Prior to and including May 1, 2013, the letter of credit fee was 2.50%.

        The Revolving Credit Facility is secured by certain assets in the Company's portfolio and excludes investments held by Ares Capital CP under the Revolving Funding Facility, those held by ACJB under the SMBC Funding Facility and those held by Ares Venture Finance, L.P. ("AVF LP") under the SBA-guaranteed debentures (the "SBA Debentures"), each as described below, and certain other investments.

        For the years ended December 31, 2015, 2014 and 2013, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Credit Facility were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Stated interest expense	$1,380	$737	$3,250
Facility fees	5,137	5,028	4,044
Amortization of debt issuance costs	2,507	2,556	2,746

Total interest and credit facility fees expense	$9,024	$8,321	$10,040

Cash paid for interest expense	$1,153	$640	$3,250
Average stated interest rate	2.03%	2.20%	2.24%
Average outstanding balance	$67,000	$33,110	$144,995

  Revolving Funding Facility

        The Company's consolidated subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP"), is party to a revolving funding facility (as amended, the "Revolving Funding Facility"), which allows Ares Capital CP to borrow up to $540,000 at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The end of the reinvestment period and the stated maturity date for the Revolving Funding Facility are May 14, 2017 and May 14, 2019, respectively. The Revolving Funding Facility also includes a feature that allows, under certain circumstances, for an increase in the Revolving Funding Facility to a maximum of $865,000.

        Amounts available to borrow under the Revolving Funding Facility are subject to a borrowing base that applies different advance rates to different types of assets held by Ares Capital CP. Ares Capital CP is also subject to limitations with respect to the loans securing the Revolving Funding Facility, including restrictions on sector concentrations, loan size, payment frequency and status, collateral interests, loans with fixed rates and loans with certain investment ratings, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow. The Company and Ares Capital CP are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the agreements governing the Revolving Funding Facility. As of December 31, 2015, the Company and Ares Capital CP were in compliance in all material respects with the terms of the Revolving Funding Facility.

        As of December 31, 2015 and 2014, there was $250,000 and $324,000 outstanding, respectively, under the Revolving Funding Facility. Since January 25, 2013, the interest rate charged on the Revolving Funding Facility is based on an applicable spread ranging from 2.25% to 2.50% over LIBOR or ranging from 1.25% to 1.50% over a "base rate" (as defined in the agreements governing the Revolving Funding Facility) in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the Revolving Funding Facility. As of December 31, 2015, the interest rate in effect was LIBOR plus 2.25%. Prior to and including January 24, 2013, the interest rate charged on the Revolving Funding Facility was based on LIBOR plus an applicable spread of 2.50% or on a "base rate" plus an applicable spread of 1.50%. Since May 14, 2014, Ares Capital CP is required to pay a commitment fee between 0.50% and 1.50% per annum depending on the size of the unused portion of the Revolving Funding Facility. Prior to and including May 13, 2014, Ares Capital CP was required to pay a commitment fee between 0.50% and 1.75% per annum depending on the size of the unused portion of the Revolving Funding Facility.

        For the years ended December 31, 2015, 2014 and 2013, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Funding Facility were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Stated interest expense	$1,601	$3,997	$5,968
Facility fees	3,661	4,271	3,702
Amortization of debt issuance costs	2,311	2,215	2,015

Total interest and credit facility fees expense	$7,573	$10,483	$11,685

Cash paid for interest expense	$2,576	$3,877	$6,475
Average stated interest rate	2.47%	2.41%	2.47%
Average outstanding balance	$63,912	$163,838	$241,247

  SMBC Funding Facility

        The Company's consolidated subsidiary, Ares Capital JB Funding LLC ("ACJB"), is party to a revolving funding facility (as amended, the "SMBC Funding Facility") with ACJB, as the borrower, and Sumitomo Mitsui Banking Corporation ("SMBC"), as the administrative agent, collateral agent, and lender, which allows ACJB to borrow up to $400,000 at any one time outstanding. The SMBC Funding Facility is secured by all of the assets held by ACJB. The end of the reinvestment period and the stated maturity date for the SMBC Funding Facility are September 14, 2017 and September 14, 2022, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement.

        Amounts available to borrow under the SMBC Funding Facility are subject to a borrowing base that applies an advance rate to assets held by ACJB. The Company and ACJB are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the SMBC Funding Facility. As of December 31, 2015, the Company and ACJB were in compliance in all material respects with the terms of the SMBC Funding Facility.

        As of December 31, 2015 and 2014, there was $110,000 and $62,000 outstanding, respectively, under the SMBC Funding Facility. Since June 30, 2015, the interest rate charged on the SMBC Funding Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over a "base rate" (as defined in the agreements governing the SMBC Funding Facility), in each case, determined monthly based on the amount of the average borrowings outstanding under the SMBC Funding Facility. As of December 31, 2015, the interest rate in effect was LIBOR plus 1.75%. From December 20, 2013 to June 30, 2015, the interest rate charged on the SMBC Funding Facility was based on an applicable spread of 2.00% over LIBOR or 1.00% over a "base rate." Prior to and including December 19, 2013, subject to certain exceptions, the interest rate charged on the SMBC Funding Facility was based on one month LIBOR plus an applicable spread of 2.125% or a "base rate" (as defined in the agreements governing the SMBC Funding Facility) plus an applicable spread of 1.125%. As of December 31, 2015 and 2014, the interest rate in effect was based on one month LIBOR, which was 0.43% and 0.17%, respectively. Since March 15, 2014, ACJB is required to pay a commitment fee of between 0.35% and 0.875% per annum depending on the size of the unused portion of the SMBC Funding Facility. From December 20, 2013 through March 14, 2014, ACJB was required to pay a commitment fee of up to 0.75% per annum depending on the size of the unused portion of the SMBC Funding Facility. Prior to and including December 19, 2013, ACJB was required to pay a commitment fee of up to 0.50% per annum depending on the size of the unused portion of the SMBC Funding Facility.

        For the years ended December 31, 2015, 2014 and 2013, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the SMBC Funding Facility were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Stated interest expense	$654	$486	$—
Facility fees	1,510	1,483	446
Amortization of debt issuance costs	1,140	1,125	1,047

Total interest and credit facility fees expense	$3,304	$3,094	$1,493

Cash paid for interest expense	$548	$421	$16
Average stated interest rate	2.09%	2.16%	—%
Average outstanding balance	$30,929	$22,208	$—

  SBA Debentures

        In April 2015, the Company's wholly owned subsidiary, AVF LP, received a license from the Small Business Administration ("SBA") to operate as a Small Business Investment Company ("SBIC") under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended. The SBA places certain limitations on the financing of investments by SBICs in portfolio companies, including regulating the types of financings, restricting investments to only include small businesses with certain characteristics or in certain industries, and requiring capitalization thresholds that may limit distributions to the Company.

        The license from the SBA allows AVF LP to obtain leverage by issuing the SBA Debentures, subject to issuance of a capital commitment by the SBA and other customary procedures. Leverage through the SBA Debentures is subject to required capitalization thresholds. Current SBA regulations limit the amount that any SBIC may borrow to $150,000 and as of December 31, 2015, the amount of the SBA Debentures committed to AVF LP by the SBA was $75,000. The SBA Debentures are non-recourse to the Company, have interest payable semi-annually, have a 10-year maturity and may be prepaid at any time without penalty. As of December 31, 2015, AVF LP had $22,000 of the SBA Debentures issued and outstanding, which mature between September 2025 and March 2026. AVF LP is subject to an annual periodic examination by an SBA examiner to determine AVF LP's compliance with the relevant SBA regulations and an annual financial audit of its financial statements that are prepared on a basis of accounting other than GAAP (such as ASC 820) by an independent auditor. As of December 31, 2015, AVF LP was materially in compliance with SBA regulatory requirements.

        The interest rate for the SBA Debentures is fixed at the time the SBA Debentures and other applicable SBA-guaranteed debentures can be pooled and sold to the public and is based on a spread over U.S. treasury notes with 10-year maturities. The pooling of newly issued SBA-guaranteed debentures occurs twice per year. The spread includes an annual charge as determined by the SBA (the "Annual Charge") as well as a market-driven component. Prior to the 10-year fixed interest rate being determined, the interim interest rate charged for the SBA-guarantee debentures is based on LIBOR plus an applicable spread of 0.30% and the Annual Charge. Prior to September 23, 2015, the interim interest rate in effect for the SBA Debentures outstanding was 1.34%. As of December 31, 2015, the weighted average interest rate in effect for the SBA Debentures was 3.19%.

        For the year ended December 31, 2015, the components of interest expense, cash paid for interest expense, average stated interest rate and average outstanding balances for the SBA Debentures were as follows:

For the Year Ended December 31, 2015
Stated interest expense	$243
Facility fees	—
Amortization of debt issuance costs	$167

Total interest and credit facility fees expense	$410

Cash paid for interest expense	$58
Average stated interest rate	2.42%
Average outstanding balance	$18,201

  Convertible Unsecured Notes

        In January 2011, the Company issued $575,000 aggregate principal amount of unsecured convertible notes that mature on February 1, 2016 (the "February 2016 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In March 2011, the Company issued $230,000 aggregate principal amount of unsecured convertible notes that mature on June 1, 2016 (the "June 2016 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In March 2012, the Company issued $162,500 aggregate principal amount of unsecured convertible notes that mature on March 15, 2017 (the "2017 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In the fourth quarter of 2012, the Company issued $270,000 aggregate principal amount of unsecured convertible notes that mature on January 15, 2018 (the "2018 Convertible Notes"), unless previously converted or repurchased in accordance with their terms. In July 2013, the Company issued $300,000 aggregate principal amount of unsecured convertible notes that mature on January 15, 2019 (the "2019 Convertible Notes" and together with the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes, the "Convertible Unsecured Notes"), unless previously converted or repurchased in accordance with their terms. The Company does not have the right to redeem the Convertible Unsecured Notes prior to maturity. The February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes bear interest at a rate of 5.750%, 5.125%, 4.875%, 4.750% and 4.375%, respectively, per year, payable semi-annually.

        In certain circumstances, the Convertible Unsecured Notes will be convertible into cash, shares of the Company's common stock or a combination of cash and shares of its common stock, at the Company's election, at their respective conversion rates (listed below as of December 31, 2015) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Unsecured Notes Indentures"). Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Unsecured Notes only under certain circumstances set forth in the Convertible Unsecured Notes Indentures. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Unsecured Notes at any time. In addition, if the Company engages in certain corporate events as described in their respective Convertible Unsecured Notes Indenture, holders of the Convertible Unsecured Notes may require the Company to repurchase for cash all or part of the Convertible Unsecured Notes at a repurchase price equal to 100% of the principal amount of the Convertible Unsecured Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

        Certain key terms related to the convertible features for each of the Convertible Unsecured Notes as of December 31, 2015 are listed below.

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Conversion premium	17.5%	17.5%	17.5%	17.5%	15.0%
Closing stock price at issuance	$16.28	$16.20	$16.46	$16.91	$17.53
Closing stock price date	January 19, 2011	March 22, 2011	March 8, 2012	October 3, 2012	July 15, 2013
Conversion price(1)	$18.33	$18.24	$18.91	$19.64	$19.99
Conversion rate (shares per one thousand dollar principal amount)(1)	54.5647	54.8342	52.8915	50.9054	50.0292
Conversion dates	August 15, 2015	December 15, 2015	September 15, 2016	July 15, 2017	July 15, 2018

(1)
Represents conversion price and conversion rate, as applicable, as of December 31, 2015, taking into account certain de minimis adjustments that will be made on the conversion date.

        See Note 17 for a subsequent event relating to the maturity and repayment of the February 2016 Convertible Notes.

        As of December 31, 2015, the principal amounts of each series of the Convertible Unsecured Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company's common stock.

        The Convertible Unsecured Notes Indentures contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of the Convertible Unsecured Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the Convertible Unsecured Notes Indentures. As of December 31, 2015, the Company was in compliance in all material respects with the terms of the Convertible Unsecured Notes Indentures.

        The Convertible Unsecured Notes are accounted for in accordance with ASC 470-20. To the extent the June 2016 Convertible Unsecured Notes are converted, the Company has selected to settle with a combination of cash and shares of its common stock. Upon conversion of any of the other Convertible Unsecured Notes, the Company intends to pay the outstanding principal amount in cash and to the extent that the conversion value exceeds the principal amount, the Company has the option to pay in cash or shares of the Company's common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the Convertible Unsecured Notes Indentures. The Company has determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under GAAP. In accounting for the Convertible Unsecured Notes, the Company estimated at the time of issuance separate debt and equity components for each of the Convertible Unsecured Notes. An original issue discount equal to the equity components of the Convertible Unsecured Notes was recorded in "capital in excess of par value" in the accompanying consolidated balance sheet. Additionally, the issuance costs associated with the Convertible Unsecured Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

        The debt and equity component percentages, the issuance costs and the equity component amounts for each of the Convertible Unsecured Notes are listed below.

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Debt and equity component percentages, respectively(1)	93.0% and 7.0%	93.0% and 7.0%	97.0% and 3.0%	98.0% and 2.0%	99.8% and 0.2%
Debt issuance costs(1)	$15,778	$5,913	$4,813	$5,712	$4,475
Equity issuance costs(1)	$1,188	$445	$149	$116	$9
Equity component, net of issuance costs(2)	$39,062	$15,654	$4,724	$5,243	$582

(1)
At time of issuance.

(2)
At time of issuance and as of December 31, 2015.

        In addition to the original issue discount equal to the equity components of the Convertible Unsecured Notes, the 2018 Convertible Notes and the 2019 Convertible Notes were each issued at a discount. The Company records interest expense comprised of both stated interest expense as well as accretion of any original issue discount.

        As of December 31, 2015, the components of the carrying value of the Convertible Unsecured Notes, the stated interest rate and the effective interest rate were as follows:

	February 2016 Convertible Notes	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Principal amount of debt	$575,000	$230,000	$162,500	$270,000	$300,000
Original issue discount, net of accretion	(798)	(1,512)	(1,305)	(3,165)	(2,979)

Carrying value of debt	$574,202	$228,488	$161,195	$266,835	$297,021

Stated interest rate	5.750%	5.125%	4.875%	4.750%	4.375%
Effective interest rate(1)	7.4%	6.7%	5.5%	5.3%	4.7%

(1)
The effective interest rate of the debt component of the Convertible Unsecured Notes is equal to the stated interest rate plus the accretion of original issue discount.

        For the years ended December 31, 2015, 2014 and 2013, the components of interest expense and cash paid for interest expense for the Convertible Unsecured Notes were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Stated interest expense	$78,722	$78,722	$71,540
Amortization of debt issuance costs	6,863	7,292	6,293
Accretion of original issue discount	15,973	14,927	13,508

Total interest expense	$101,558	$100,941	$91,341

Cash paid for interest expense	$78,722	$78,612	$62,568

  Unsecured Notes

  2018 Notes

        In November 2013, the Company issued $600,000 aggregate principal amount of unsecured notes that mature on November 30, 2018 (the "2018 Notes"). The 2018 Notes bear interest at a rate of 4.875% per year, payable semi-annually and all principal is due upon maturity. The 2018 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, as determined pursuant to the indenture governing the 2018 Notes, and any accrued and unpaid interest. The 2018 Notes were issued at a discount at the time of issuance totaling $3,312. The Company records interest expense comprised of both stated interest expense as well as any accretion of any original issue discount. Total proceeds from the issuance of the 2018 Notes, net of the original issue discount, underwriting discounts and offering costs, were $586,014. In January 2014, the Company issued an additional $150,000 aggregate principal amount of the 2018 Notes at a premium of 102.7% of their principal amount (the "Additional 2018 Notes"). The original issue premium recognized upon issuance of the Additional 2018 Notes totaled $4,050. Total proceeds from the issuance of the Additional 2018 Notes, net of underwriting discounts and offering costs, were approximately $151,900.

  2020 Notes

        In November 2014, the Company issued $400,000 aggregate principal amount of unsecured notes that mature on January 15, 2020 (the "2020 Notes"). The 2020 Notes bear interest at a rate of 3.875% per year, payable semi-annually and all principal is due upon maturity. The 2020 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2020 Notes, and any accrued and unpaid interest. The 2020 Notes were issued at a discount at the time of issuance totaling $1,600. The Company records interest expense comprised of both stated interest expense as well as any accretion of any original issue discount. Total proceeds from the issuance of the 2020 Notes, net of the original issue discount, underwriting discounts and offering costs, were $394,308.

        In January 2015, the Company issued an additional $200,000 aggregate principal amount of the 2020 Notes at a premium of 100.2% of their principal amount (the "Additional 2020 Notes"). The original issue premium recognized upon issuance of the Additional 2020 Notes totaled $370. Total proceeds from the issuance of the Additional 2020 Notes, net of underwriting discounts and offering costs, were approximately $198,359.

  February 2022 Notes

        In February 2012, the Company issued $143,750 aggregate principal amount of unsecured notes that were scheduled to mature on February 15, 2022 (the "February 2022 Notes"). The February 2022 Notes bore interest at a rate of 7.00% per year, payable quarterly. Total proceeds from the issuance of the February 2022 Notes, net of underwriting discounts and offering costs, were $138,338. In March 2015, the Company redeemed the entire aggregate principal amount outstanding of its February 2022 Notes in accordance with the terms of the indenture governing the February 2022 Notes. The February 2022 Notes were redeemed at par plus accrued and unpaid interest for a total redemption price of approximately $144,616, which resulted in a realized loss on the extinguishment of debt of $3,839.

  October 2022 Notes

        In September 2012 and October 2012, the Company issued $182,500 aggregate principal amount of unsecured notes that mature on October 1, 2022 (the "October 2022 Notes"). The October 2022 Notes bear interest at a rate of 5.875% per year, payable quarterly and all principal is due upon maturity. The October 2022 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after October 1, 2015, at a par redemption price of $25.00 per security plus accrued and unpaid interest. Total proceeds from the issuance of the October 2022 Notes, net of underwriting discounts and offering costs, were $176,054.

  2040 Notes

        In October 2010, the Company issued $200,000 aggregate principal amount of unsecured notes that mature on October 15, 2040 (the "2040 Notes"). The 2040 Notes bore interest at a rate of 7.75% per year, payable quarterly. Total proceeds from the issuance of the 2040 Notes, net of underwriting discounts and offering costs, were $192,664. In October 2015, the Company redeemed the entire aggregate principal amount outstanding of the 2040 Notes in accordance with the terms of the indenture governing the 2040 Notes. The 2040 Notes were redeemed at par plus accrued and unpaid interest for a total redemption price of approximately $200,560, which resulted in a realized loss on the extinguishment of debt of $6,572.

  2047 Notes

        As part of the acquisition of Allied Capital Corporation ("Allied Capital") in April 2010 (the "Allied Acquisition"), the Company assumed $230,000 aggregate principal amount of unsecured notes due on April 15, 2047 (the "2047 Notes" and together with the 2018 Notes, the 2020 Notes and the October 2022 Notes, the "Unsecured Notes"). The 2047 Notes bear interest at a rate of 6.875%, payable quarterly and all principal is due upon maturity. The 2047 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option, at a par redemption price of $25.00 per security plus accrued and unpaid interest. As of December 31, 2015 and 2014, the outstanding principal was $229,557 and $229,557 respectively, and the carrying value was $181,604 and $181,330, respectively. The carrying value represents the outstanding principal amount of the 2047 Notes less the unaccreted purchased discount recorded as a part of the Allied Acquisition.

        For the years ended December 31, 2015, 2014 and 2013, the components of interest expense and cash paid for interest expense for the Unsecured Notes, the February 2022 Notes and the 2040 Notes were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Stated interest expense	$100,619	$89,804	$55,509
Amortization of debt issuance costs	4,076	3,196	298
Accretion of purchase discount	403	180	1,129

Total interest expense	$105,098	$93,180	$56,936

Cash paid for interest expense	$97,621	$85,672	$52,097

        The Unsecured Notes contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of such notes under certain circumstances. These covenants are subject to important limitations and exceptions set forth in the indentures governing such notes. As of December 31, 2015, the Company was in compliance in all material respects with the terms of the respective indentures governing each of the Unsecured Notes.

        The Convertible Unsecured Notes and the Unsecured Notes are the Company's unsecured senior obligations and rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Convertible Unsecured Notes and the Unsecured Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of its secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries, financing vehicles or similar facilities.

6.     DERIVATIVE INSTRUMENTS

        The Company enters into forward currency contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company's investments denominated in foreign currencies. Net unrealized gains or losses on foreign currency contracts are included in "net unrealized gains (losses) from foreign currency and other transactions" and net realized gains or losses on forward currency contracts are included in "net realized gains (losses) from foreign currency transactions" in the accompanying consolidated statement of operations.

        During the year ended December 31, 2015, the Company entered into an agreement with the SDLP to sell certain of the Company's investments to the SDLP at a mutually agreed upon price on a future date. The value of the agreement with the SDLP will change as the fair value of the identified loans changes. As of December 31, 2015, the unrealized gain related to this agreement was included in the "net unrealized gains (losses) from foreign currency and other transactions" in the accompanying consolidated statement of operations and in "other assets" in the accompanying consolidated balance sheet.

        Forward currency contracts and the forward sale agreement are considered undesignated derivative instruments.

        Certain information related to the Company's derivative financial instruments is presented below as of December 31, 2015 and 2014.

	As of December 31, 2015
Description	Notional Amount	Maturity Date	Gross Amount of Recognized Assets	Gross Amount Offset in the Balance Sheet	Balance Sheet Location of Net Amounts
Foreign currency forward contract	CAD45,000	1/6/2016	$1,112	$—	Other Assets
Foreign currency forward contract	€3,820	1/6/2016	143	—	Other Assets
Forward sale agreement	$316,201	—	2,602	—	Other Assets

Total			$3,857	$—

	As of December 31, 2014
Description	Notional Amount	Maturity Date	Gross Amount of Recognized Assets	Gross Amount Offset in the Balance Sheet	Balance Sheet Location of Net Amounts
Foreign currency forward contract	CAD45,000	1/8/2015	$1,537	$—	Other assets

Total			$1,537	$—

7.     COMMITMENTS AND CONTINGENCIES

        The Company has various commitments to fund investments in its portfolio as described below.

        As of December 31, 2015 and 2014, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) the Company's discretion:

	As of December 31,
	2015	2014
Total revolving and delayed draw loan commitments	$418,880	$574,772
Less: drawn commitments	(122,925)	(111,802)

Total undrawn commitments	295,955	462,970
Less: commitments substantially at discretion of the Company	(6,000)	(6,000)
Less: unavailable commitments due to borrowing base or other covenant restrictions	—	(2,700)

Total net adjusted undrawn revolving and delayed draw loan commitments	$289,955	$454,270

        Included within the total revolving and delayed draw loan commitments as of December 31, 2015 and 2014 were delayed draw loan commitments totaling $148,609 and $206,429, respectively. The Company's commitment to fund delayed draw loans is triggered upon the satisfaction of certain pre-negotiated terms and conditions. Generally, the most significant and uncertain term requires the borrower to satisfy a specific use of proceeds covenant. The use of proceeds covenant typically requires the borrower to use the additional loans for the specific purpose of a permitted acquisition or permitted investment, for example. In addition to the use of proceeds covenant, the borrower is generally required to satisfy additional negotiated covenants (including specified leverage levels).

        Also included within the total revolving and delayed draw loan commitments as of December 31, 2015 were commitments to issue up to $42,212 in letters of credit through a financial intermediary on behalf of certain portfolio companies. As of December 31, 2015, the Company had $13,840 in letters of credit issued and outstanding under these commitments on behalf of portfolio companies. For all these letters of credit issued and outstanding, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. None of these letters of credit issued and outstanding are recorded as a liability on the Company's balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $12,818 expire in 2016 and $1,022 expire in 2017.

        The Company also has commitments to co-invest in the SSLP for the Company's portion of the SSLP's commitments to fund delayed draw loans to certain portfolio companies of the SSLP. See Note 4 for more information.

        As of December 31, 2015 and 2014, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

	As of December 31,
	2015	2014
Total private equity commitments	$107,000	$107,000
Less: funded private equity commitments	(20,896)	(20,442)

Total unfunded private equity commitments	86,104	86,558
Less: private equity commitments substantially at discretion of the Company	(84,554)	(84,633)

Total net adjusted unfunded private equity commitments	$1,550	$1,925

        In the ordinary course of business, the Company may sell certain of its investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales) the Company has, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions have given rise to liabilities in the past and may do so in the future.

  Lease Commitments

        The Company is obligated under a number of operating leases and subleases for office spaces with terms ranging from less than one year to more than 15 years. Total rent expense incurred by the Company for the years ended December 31, 2015, 2014 and 2013 was $4,171, $3,366 and $3,687, respectively.

        The following table shows future minimum payments under the Company's operating leases and subleases where it is a sublessee as of December 31, 2015:

For the Years Ended December 31,	Amount
2016	$9,192
2017	9,352
2018	9,098
2019	9,070
2020	8,889
Thereafter	48,481

Total	$94,082

        For certain of its operating leases, the Company has entered into subleases including ones with Ares Management and IHAM, a wholly owned portfolio company of the Company. See Note 13 for further description of these subleases.

        The following table shows future expected rental payments to be received under the Company's subleases where the Company is the sublessor as of December 31, 2015. The current allocations reflected below are as of December 31, 2015. The allocations in connection with the Company's subleases are subject to change and future review. Further, such allocations are subject to change depending on the composition of, and functions performed by, the staff in each office.

For the Years Ended December 31,	Amount
2016	$5,815
2017	5,912
2018	5,815
2019	5,739
2020	5,772
Thereafter	32,548

Total	$61,601

8.     FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Company follows ASC 825-10, which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets" and "debt," which are reported at amortized cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the lines titled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and other liabilities," "base management fees payable," "income based fees payable," "capital gains incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

        The Company also follows ASC 820-10, which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        In addition to using the above inputs in investment valuations, the Company continues to employ the net asset valuation policy approved by the Company's board of directors that is consistent with ASC 820-10 (see Note 2). Consistent with the Company's valuation policy, it evaluates the source of inputs, including any markets in which the Company's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Company's valuation policy considers the fact that because there is not a readily available market value for most of the investments in the Company's portfolio, the fair value of the investments must typically be determined using unobservable inputs.

        The Company's portfolio investments (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Company may also employ other valuation multiples to determine EV, such as revenues or, in the case of certain portfolio companies in the power generation industry, kilowatt capacity. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Company has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind-down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Company does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Company considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Company are substantially illiquid with no active transaction market, the Company depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

        For other portfolio investments such as investments in collateralized loan obligations and the SSLP Certificates, discounted cash flow analysis is the primary technique utilized to determine fair value. Expected future cash flows associated with the investment are discounted to determine a present value using a discount rate that reflects estimated market return requirements.

        The following tables summarize the significant unobservable inputs the Company used to value the majority of its investments categorized within Level 3 as of December 31, 2015 and 2014. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company's determination of fair values.

	As of December 31, 2015
			Unobservable Input
Asset Category	Fair Value	Primary Valuation Techniques	Input	Estimated Range	Weighted Average
First lien senior secured loans	$2,638,784	Yield analysis	Market yield	4.0% - 16.5%	9.2%
Second lien senior secured loans	2,861,294	Yield analysis	Market yield	8.5% - 19.5%	10.6%
Subordinated certificates of the SSLP	1,884,861	Discounted cash flow analysis	Discount rate	10.5% - 11.5%	11.0%
Senior subordinated debt	654,066	Yield analysis	Market yield	8.3% - 15.8%	12.2%
Preferred equity securities	375,830	EV market multiple analysis	EBITDA multiple	4.0x - 14.8x	7.2	x
Other equity securities and other	637,289	EV market multiple analysis	EBITDA multiple	4.0x - 14.8x	10.2	x

Total Investments	$9,052,124

Derivatives	$2,602	Yield analysis	Market yield	7.0% - 7.6%	7.4%

Total Other Assets	$2,602

	As of December 31, 2014
			Unobservable Input
Asset Category	Fair Value	Primary Valuation Techniques	Input	Estimated Range	Weighted Average
First lien senior secured loans	$3,700,602	Yield analysis	Market yield	4.0% - 20.0%	8.5%
Second lien senior secured loans	1,900,464	Yield analysis	Market yield	6.6% - 13.5%	9.5%
Subordinated certificates of the SSLP	2,065,015	Discounted cash flow analysis	Discount rate	10.0% - 13.0%	11.8%
Senior subordinated debt	523,288	Yield analysis	Market yield	8.3% - 14.0%	11.2%
Preferred equity securities	190,254	EV market multiple analysis	EBITDA multiple	4.5x - 15.2x	9.7	x
Other equity securities and other	644,157	EV market multiple analysis	EBITDA multiple	4.5x - 14.5x	9.5	x

Total	$9,023,780

        Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of the Company's investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Company's investments.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The following table presents fair value measurements of cash and cash equivalents, investments and derivatives as of December 31, 2015:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$257,056	$257,056	$—	$—
Investments	$9,055,496	$3,372	$—	$9,052,124
Derivatives	$3,857	$—	$1,255	$2,602

        The following table presents fair value measurements of cash and cash equivalents, investments and derivatives as of December 31, 2014:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$194,555	$194,555	$—	$—
Investments	$9,028,379	$4,599	$—	$9,023,780
Derivatives	$1,537	$—	$1,537	$—

        The following table presents changes in investments that use Level 3 inputs as of and for the year ended December 31, 2015:

As of and For the Year Ended December 31, 2015
Balance as of December 31, 2014	$9,023,780
Net realized gains	114,113
Net unrealized losses	(241,291)
Purchases	3,881,395
Sales	(1,772,435)
Redemptions	(1,968,512)
Payment-in-kind interest and dividends	23,710
Net accretion of discount on securities	4,362
Net transfers in and/or out of Level 3	(12,998)

Balance as of December 31, 2015	$9,052,124

        As of December 31, 2015, the net unrealized depreciation on the investments that use Level 3 inputs was $98,600. For the year ended December 31, 2015, the net transfers out of Level 3 were due to privately held equity investments converting to publicly traded stock.

        The following table presents changes in derivatives that use Level 3 inputs as of and for the year ended December 31, 2015:

As of and For the Year Ended December 31, 2015
Balance as of December 31, 2014	$—
Net unrealized gains	2,602

Balance as of December 31, 2015	$2,602

        As of December 31, 2015, the net unrealized appreciation on the derivatives that use Level 3 inputs was $2,602.

        For the year ended December 31, 2015, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of December 31, 2015, and reported within the net unrealized gains (losses) from investments, foreign currency and other transactions in the Company's consolidated statement of operations was $(201,234).

        The following table presents changes in investments that use Level 3 inputs as of and for the year ended December 31, 2014:

As of and For the Year Ended December 31, 2014
Balance as of December 31, 2013	$7,632,897
Net realized gains	90,578
Net unrealized gains	56,379
Purchases	4,536,868
Sales	(1,035,697)
Redemptions	(2,267,822)
Payment-in-kind interest and dividends	11,916
Net accretion of discount on securities	3,153
Net transfers in and/or out of Level 3	(4,492)

Balance as of December 31, 2014	$9,023,780

        As of December 31, 2014, the net unrealized appreciation on the investments that use Level 3 inputs was $150,237. For the year ended December 31, 2014, the net transfers out of Level 3 were due to privately held equity investments converting to publicly traded stock.

        For the year ended December 31, 2014, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of December 31, 2014, and reported within the net unrealized gains (losses) from investments in the Company's consolidated statement of operations was $63,638.

        Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

        Following are the carrying and fair values of the Company's debt obligations as of December 31, 2015 and 2014. Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company's marketplace credit ratings, or market quotes, if available.

	As of December 31,
	2015			2014
	Carrying value(1)		Fair value	Carrying value(1)		Fair value
Revolving Credit Facility	$515,000		$515,000	$170,000		$170,000
Revolving Funding Facility	250,000		250,000	324,000		324,000
SMBC Funding Facility	110,000		110,000	62,000		62,000
SBA Debentures	22,000		22,000	—		—
February 2016 Convertible Notes (principal amount outstanding of $575,000)	574,202	(2)	575,058	565,001	(2)	592,940
June 2016 Convertible Notes (principal amount outstanding of $230,000)	228,488	(2)	230,058	225,026	(2)	237,010
2017 Convertible Notes (principal amount outstanding of $162,500)	161,195	(2)	164,206	160,180	(2)	168,521
2018 Convertible Notes (principal amount outstanding of $270,000)	266,835	(2)	270,877	265,431	(2)	279,169
2019 Convertible Notes (principal amount outstanding of $300,000)	297,021	(2)	299,061	296,130	(2)	302,532
2018 Notes (principal amount outstanding of $750,000)	750,537	(3)	777,405	750,704	(3)	788,288
2020 Notes (principal amount outstanding of $600,000 and $400,000, respectively)	599,097	(4)	607,128	398,430	(4)	399,740
February 2022 Notes (principal amount outstanding of $0 and $143,750, respectively)	—	(5)	—	143,750	(5)	144,764
October 2022 Notes (principal amount outstanding of $182,500)	182,500		182,009	182,500		183,835
2040 Notes (principal amount outstanding of $0 and $200,000, respectively)	—	(5)	—	200,000	(5)	203,208
2047 Notes (principal amount outstanding of $229,557)	181,604	(6)	230,228	181,330	(6)	226,592

	$4,138,479	(7)	$4,233,030	$3,924,482	(7)	$4,082,599

(1)
Except for the Convertible Unsecured Notes, the 2018 Notes, the 2020 Notes and the 2047 Notes, all carrying values are the same as the principal amounts outstanding.

(2)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes less the unaccreted discount recorded upon issuance of each respective series of the Convertible Unsecured Notes. See Note 17 for a subsequent event relating to the maturity and repayment of the February 2016 Convertible Notes.

(3)
Represents the aggregate principal amount outstanding of the 2018 Notes plus the net unamortized premium that was recorded upon the issuances of the 2018 Notes.

(4)
As of December 31, 2015, represents the aggregate principal amount outstanding of the 2020 Notes less the net unaccreted discount recognized on the issuances of the 2020 Notes. As of December 31, 2014, represents the aggregate principal amount outstanding of the 2020 Notes less the unaccreted discount recognized on the first issuance of the 2020 Notes.

(5)
See Note 5 for more information on the early redemption of the February 2022 Notes and the 2040 Notes.

(6)
Represents the aggregate principal amount outstanding of the 2047 Notes less the unaccreted purchased discount.

(7)
Total principal amount of debt outstanding totaled $4,196,557 and $3,999,307 as of December 31, 2015 and December 31, 2014, respectively.

        The following table presents fair value measurements of the Company's debt obligations as of December 31, 2015 and 2014:

	As of December 31,
Fair Value Measurements Using	2015	2014
Level 1	$412,237	$758,399
Level 2	3,820,793	3,324,200

Total	$4,233,030	$4,082,599

9.     STOCKHOLDERS' EQUITY

        There were no sales of the Company's equity securities for the year ended December 31, 2015. The following table summarizes the total shares issued and proceeds received in public offerings of the Company's common stock net of underwriting discounts and offering costs for the years ended December 31, 2014 and 2013:

	Shares issued	Offering price per share(1)	Proceeds net of underwriting discounts and offering costs
2014
July 2014 public offering	15,525	$16.63	$257,667

Total for the year ended December 31, 2014	15,525		$257,667
2013
December 2013 public offering	16,445	$17.47	$285,993
October 2013 public offering	12,650	$16.98	214,339
April 2013 public offering	19,148	$17.43	333,144

Total for the year ended December 31, 2013	48,243		$833,476

(1)
The shares were sold to the underwriters for a price equal to the offering price per share, which the underwriters were then permitted to sell at variable prices to the public.

        The Company used the net proceeds from the above public equity offerings to repay outstanding indebtedness and for general corporate purposes, which included funding investments in accordance with its investment objective. See Note 12 for information regarding shares of common stock issued in accordance with the Company's dividend reinvestment plan.

  Stock Repurchase Program

        In September 2015, the Company's board of directors approved a stock repurchase program authorizing the Company to repurchase up to $100 million in the aggregate of its outstanding common stock in the open market at certain thresholds below its net asset value per share, in accordance with the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The timing, manner, price and amount of any share repurchases will be determined by the Company, in its discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors. The Company expects that the program will be in effect until September 30, 2016, or until the approved dollar amount has been used to repurchase shares. The program does not require the Company to repurchase any specific number of shares and it cannot assure stockholders that any shares will be repurchased under the program. The program may be suspended, extended, modified or discontinued at any time. During the quarter ended December 31, 2015, the Company repurchased a total of 122 shares of the Company's common stock in the open market for $1,685. The shares were repurchased at an average price of $13.86 per share, including commissions paid.

10.   EARNINGS PER SHARE

        The following information sets forth the computations of basic and diluted net increase in stockholders' equity resulting from operations per share for the years ended December 31, 2015, 2014 and 2013:

	For the Years Ended December 31,
	2015	2014	2013
Net increase in stockholders' equity resulting from operations available to common stockholders	$378,670	$590,949	$488,521
Weighted average shares of common stock outstanding—basic and diluted	314,375	305,287	266,939
Basic and diluted net increase in stockholders' equity resulting from operations per share	$1.20	$1.94	$1.83

        For the purpose of calculating diluted net increase in stockholders' equity resulting from operations per share, the average closing price of the Company's common stock for the year ended December 31, 2015 was less than the conversion price for each of the Convertible Unsecured Notes outstanding as of December 31, 2015. For the year ended December 31, 2014, the average closing price of the Company's common stock for such period was less than the conversion price for each of the Convertible Unsecured Notes outstanding as of December 31, 2014. For the year ended December 31, 2013 and the date of issuance of the 2019 Convertible Notes through December 31, 2013, the average closing price of the Company's common stock for such period was each less than the conversion price for each of the Convertible Unsecured Notes outstanding as of December 31, 2013. Therefore, for all periods presented in the financial statements, the underlying shares for the intrinsic value of the embedded options in the Convertible Unsecured Notes have no impact on the computation of diluted net increase in stockholders' equity resulting from operations per share.

11.   INCOME AND EXCISE TAXES

        For income tax purposes, dividends paid and distributions made to the Company's stockholders are reported by the Company to the stockholders as ordinary income, capital gains, or a combination thereof. Dividends paid per common share for the years ended December 31, 2015, 2014 and 2013 were taxable as follows (unaudited):

	For the Years Ended December 31,
	2015	2014	2013
Ordinary income(1)	$1.56	$1.57	$1.57
Capital gains	0.01	—	—

Total(2)	$1.57	$1.57	$1.57

(1)
For the years ended December 31, 2015, 2014 and 2013, ordinary income included dividend income of approximately $0.0730, $0.1055 and $0.1082, per share, respectively, that qualified to be taxed at the maximum capital gains rate. For certain eligible corporate shareholders, these dividends were eligible for the dividends received deduction.

(2)
For the years ended December 31, 2015, 2014 and 2013, dividends paid were comprised of interest-sourced dividends in amounts equal to 91.1%, 90.1% and 88.2% of total dividends paid, respectively.

        The following reconciles net increase in stockholders' equity resulting from operations to taxable income for the years ended December 31, 2015, 2014 and 2013:

	For the Years Ended December 31,
	2015	2014	2013
	(Estimated)(1)
Net increase in stockholders' equity resulting from operations	$378,670	$590,949	$488,521
Adjustments:
Net unrealized losses (gains) on investments, foreign currency and other transactions	246,210	(59,364)	5,610
Income not currently taxable	(51,475)	(60,992)	(78,309)
Income (loss) for tax but not book	(32,539)	10,478	43,264
Expenses not currently deductible	11,387	43,663	24,876
Expenses for tax but not book	(4,628)	(4,655)	(7,906)
Realized gain/loss differences	33,454	(100,933)	(65,244)

Taxable income	$581,079	$419,146	$410,812

(1)
The calculation of estimated 2015 taxable income includes a number of estimated inputs, including information received from third parties and, as a result, actual 2015 taxable income will not be finally determined until the Company's 2015 tax return is filed in 2016 (and, therefore, such estimate is subject to change).

        Taxable income generally differs from net increase in stockholders' equity resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. In addition, on April 1, 2010, the Company acquired Allied Capital in a tax-free merger, which has caused certain merger-related items to vary in their deductibility for GAAP and tax purposes.

        Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. As of December 31, 2015, the Company estimates that it will have a capital loss carryforward of approximately $77 million available for use in later tax years. Because of the loss limitation rules of the Code, some of the tax basis capital losses may be limited in their use. The unused balance will be carried forward and utilized as gains are realized, subject to such limitations. In addition to the capital loss carryforwards, the Company realized tax basis net losses totaling approximately $0.3 billion from the Allied Capital portfolio since the Allied Acquisition through December 31, 2015, that have not yet been deducted for tax purposes as their deductibility in years since the Allied Acquisition was limited by the Code. While the Company's ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, substantially all of the Company's capital loss carryforwards and the net realized losses from the Allied Capital portfolio may become permanently unavailable due to limitations by the Code.

        For 2015, the Company had estimated taxable income in excess of the distributions made from such taxable income during the year, and therefore, the Company has elected to carry forward the excess for distribution to shareholders in 2016. The amount carried forward to 2016 is estimated to be approximately $257 million, although this amount will not be finalized until the 2015 tax returns are filed in 2016. For 2014 and 2013, the Company had taxable income in excess of the distributions made from such taxable income during the year, and therefore, the Company elected to carry forward the excess for distribution to shareholders in 2015 and 2014, respectively. The amount carried forward to 2015 and 2014 was approximately $171 million and $232 million, respectively. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, the Company accrues excise tax on estimated excess taxable income. For the years ended December 31, 2015, 2014 and 2013, a net expense of $8,961, $5,486 and $10,277, respectively, was recorded for U.S. federal excise tax.

        As of December 31, 2015, the estimated cost basis of investments for tax purposes was $10.0 billion resulting in estimated gross unrealized gains and losses of $0.05 billion and $1.0 billion, respectively. As of December 31, 2014, the cost basis of investments for tax purposes was $9.6 billion resulting in estimated gross unrealized gains and losses of $0.3 billion and $0.9 billion, respectively. As of December 31, 2015 and 2014, the cost of investments for tax purposes was greater than the amortized cost of investments for book purposes of $9.1 billion and $8.9 billion, respectively, primarily as a result of the Allied Acquisition. The Allied Acquisition qualified as a tax free merger, which resulted in the acquired assets retaining Allied Capital's cost basis at the merger date.

        In general, the Company may make certain adjustments to the classification of stockholders' equity as a result of permanent book-to-tax differences, which may include merger-related items, differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes, among other items. During the year ended December 31, 2015, the Company decreased accumulated overdistributed net investment income by $17,752, increased accumulated net realized loss on investments by $3,465 and decreased capital in excess of par value by $14,287. During the year ended December 31, 2014, the Company decreased accumulated overdistributed net investment income by $18,329, increased accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets by $95,411 and increased capital in excess of par value by $77,082. During the year ended December 31, 2013, the Company decreased accumulated overdistributed net investment income by $14,106, increased accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets by $26,151 and increased capital in excess of par value by $12,045.

        Certain of the Company's consolidated subsidiaries are subject to U.S. federal and state income taxes. For the years ended December 31, 2015, 2014 and 2013, the Company recorded a tax expense of approximately $8,791, $12,843 and $3,828, respectively, for these subsidiaries.

12.   DIVIDENDS AND DISTRIBUTIONS

        The following table summarizes the Company's dividends declared and payable during the years ended December 31, 2015, 2014 and 2013:

Date declared	Record date	Payment date	Per share amount		Total amount
November 4, 2015	December 15, 2015	December 31, 2015	$0.38		$119,498
August 4, 2015	September 15, 2015	September 30, 2015	0.38		119,498
May 4, 2015	June 15, 2015	June 30, 2015	0.38		119,498
February 26, 2015	March 13, 2015	March 31, 2015	0.38		119,361
February 26, 2015	March 13, 2015	March 31, 2015	0.05	(1)	15,705

Total declared for 2015			$1.57		$493,560

November 4, 2014	December 15, 2014	December 31, 2014	$0.38		119,361
August 5, 2014	September 15, 2014	September 30, 2014	0.38		119,361
May 6, 2014	June 16, 2014	June 30, 2014	0.38		113,343
February 26, 2014	March 14, 2014	March 31, 2014	0.38		113,228
November 5, 2013	March 14, 2014	March 28, 2014	0.05	(1)	14,899

Total declared for 2014			$1.57		$480,192

November 5, 2013	December 16, 2013	December 31, 2013	0.38		112,307
November 5, 2013	December 16, 2013	December 31, 2013	0.05	(1)	14,777
August 6, 2013	September 16, 2013	September 30, 2013	0.38		101,959
May 7, 2013	June 14, 2013	June 28, 2013	0.38		101,856
February 27, 2013	March 15, 2013	March 29, 2013	0.38		94,488

Total declared for 2013			$1.57		$425,387

(1)
Represents an additional dividend.

        The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. When the Company issues new shares in connection with the dividend reinvestment plan, the issue price is equal to the closing price of its common stock on the dividend payment date. Dividend reinvestment plan activity for the years ended December 31, 2015, 2014 and 2013, was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Shares issued	361	612	1,076
Average issue price per share	$17.17	$17.74	$17.58
Shares purchased by plan agent to satisfy dividends declared and payable during the period for stockholders	667	696	—
Average purchase price per share	$15.70	$15.93	$—

13.   RELATED PARTY TRANSACTIONS

        In accordance with the investment advisory and management agreement, the Company bears all costs and expenses of the operation of the Company and reimburses its investment adviser or its affiliates for certain of such costs and expenses incurred in the operation of the Company. For the years ended December 31, 2015, 2014 and 2013, the Company's investment adviser or its affiliates incurred such expenses totaling $6,537, $6,197 and $5,250, respectively.

        The Company is party to office leases pursuant to which it is leasing office facilities from third parties. For certain of these office leases, the Company has also entered into separate subleases with Ares Management LLC, the sole member of Ares Capital Management, and IHAM, pursuant to which Ares Management LLC and IHAM sublease a portion of these leases. For the years ended December 31, 2015, 2014 and 2013, amounts payable to the Company under these subleases totaled $4,714, $4,073 and $2,183, respectively.

        Ares Management LLC has also entered into separate subleases with the Company, pursuant to which the Company subleases certain office spaces from Ares Management LLC. For the years ended December 31, 2015, 2014 and 2013, amounts payable to Ares Management LLC under these subleases totaled $729, $569 and $185, respectively.

        The Company has also entered into agreements with Ares Management LLC and IHAM, pursuant to which Ares Management LLC and IHAM are entitled to use the Company's proprietary portfolio management software. For the year ended December 31, 2015, amounts payable to the Company under these agreements totaled $100. For the years ended December 31, 2014 and 2013, there were no amounts payable to the Company as there were no such agreements in place during those periods.

        The Company also subleased certain office space from Ares Commercial Real Estate Management LLC ("ACREM"), a wholly owned subsidiary of Ares Management LLC and manager of Ares Commercial Real Estate Corporation. The Company's office sublease with ACREM was terminated on June 30, 2013. For the year ended December 31, 2013, amounts payable under this sublease by the Company to ACREM totaled $26.

        See Note 3, Note 4 and Note 6 for descriptions of other related party transactions.

14.   FINANCIAL HIGHLIGHTS

        The following is a schedule of financial highlights as of and for the years ended December 31, 2015, 2014 and 2013:

	As of and For the Years Ended December 31,
Per Share Data:	2015	2014	2013
Net asset value, beginning of period(1)	$16.82	$16.46	$16.04
Issuances of common stock	0.01	—	0.16
Repurchases of common stock	(0.01)	—	—
Net investment income for period(2)	1.62	1.43	1.61
Net realized and unrealized gains (losses) for period(2)	(0.41)	0.50	0.22

Net increase in stockholders' equity	1.21	1.93	1.99
Total distributions to stockholders(3)	(1.57)	(1.57)	(1.57)

Net asset value at end of period(1)	$16.46	$16.82	$16.46

Per share market value at end of period	$14.25	$15.61	$17.77
Total return based on market value(4)	1.35%	(3.32)%	10.51%
Total return based on net asset value(5)	7.16%	11.79%	11.41%
Shares outstanding at end of period	314,347	314,108	297,971
Ratio/Supplemental Data:
Net assets at end of period	$5,173,332	$5,283,715	$4,904,444
Ratio of operating expenses to average net assets(6)(7)	9.51%	10.46%	10.03%
Ratio of net investment income to average net assets(6)(8)	9.75%	8.71%	9.86%
Portfolio turnover rate(6)	42%	39%	27%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheet.

(2)
Weighted average basic per share data.

(3)
Includes an additional dividend of $0.05 per share for all periods presented.

(4)
For the year ended December 31, 2015, the total return based on market value equaled the decrease of the ending market value at December 31, 2015 of $14.25 per share from the ending market value at December 31, 2014 of $15.61 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2015, divided by the market value at December 31, 2014. For the year ended December 31, 2014, the total return based on market value equaled the decrease of the ending market value at December 31, 2014 of $15.61 per share from the ending market value at December 31, 2013 of $17.77 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2014, divided by the market value at December 31, 2013. For the year ended December 31, 2013, the total return based on market value equaled the increase of the ending market value at December 31, 2013 of $17.77 per share from the ending market value at December 31, 2012 of $17.50 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2013, divided by the market value at December 31, 2012. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
For the year ended December 31, 2015, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2015, divided by the beginning net asset value for the period. For the year ended December 31, 2014, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2014, divided by the beginning net asset value for the period. For the year ended December 31, 2013, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2013, divided by the beginning net asset value for the period. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan, the issuance of common stock in connection with any equity offerings and the equity components of any convertible notes issued during the period. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(6)
The ratios reflect an annualized amount.

(7)
For the year ended December 31, 2015, the ratio of operating expenses to average net assets consisted of 2.55% of base management fees, 2.31% of income based fees and capital gains incentive fees, 4.32% of the cost of borrowing and 0.33% of other operating expenses. For the year ended December 31, 2014, the ratio of operating expenses to average net assets consisted of 2.51% of base management fees, 2.90% of income based fees and capital gains incentive fees, 4.24% of the cost of borrowing and 0.81% of other operating expenses. For the year ended December 31, 2013, the ratio of operating expenses to average net assets consisted of 2.40% of base management fees, 2.80% of income based fees and capital gains incentive fees, 3.94% of the cost of borrowing and 0.89% of other operating expenses. These ratios reflect annualized amounts.

(8)
The ratio of net investment income to average net assets excludes income taxes related to realized gains and losses.

15.   SELECTED QUARTERLY DATA (Unaudited)

	2015
	Q4	Q3	Q2	Q1
Total investment income	$261,676	$260,948	$249,479	$253,247
Net investment income before net realized and unrealized gains (losses) and income based fees and capital gains incentive fees	$150,782	$159,691	$145,134	$146,822
Income based fees and capital gains incentive fees	$3,679	$29,214	$36,631	$25,145
Net investment income before net realized and unrealized gains (losses)	$147,103	$130,477	$108,503	$121,677
Net realized and unrealized gains (losses)	$(132,390)	$(13,618)	$38,019	$(21,101)
Net increase in stockholders' equity resulting from operations	$14,713	$116,859	$146,522	$100,576
Basic and diluted earnings per common share	$0.05	$0.37	$0.47	$0.32
Net asset value per share as of the end of the quarter	$16.46	$16.79	$16.80	$16.71

	2014
	Q4	Q3	Q2	Q1
Total investment income	$270,917	$253,396	$224,927	$239,719
Net investment income before net realized and unrealized gains and income based fees and capital gains incentive fees	$166,532	$149,722	$127,699	$141,589
Income based fees and capital gains incentive fees	$38,347	$44,432	$35,708	$29,253
Net investment income before net realized and unrealized gains	$128,185	$105,290	$91,991	$112,336
Net realized and unrealized gains	$25,202	$72,449	$50,840	$4,656
Net increase in stockholders' equity resulting from operations	$153,387	$177,739	$142,831	$116,992
Basic and diluted earnings per common share	$0.49	$0.57	$0.48	$0.39
Net asset value per share as of the end of the quarter	$16.82	$16.71	$16.52	$16.42

	2013
	Q4	Q3	Q2	Q1
Total investment income	$233,742	$246,801	$206,123	$195,055
Net investment income before net realized and unrealized gains (losses) and income based fees and capital gains incentive fees	$145,003	$161,421	$126,951	$119,182
Income based fees and capital gains incentive fees	$33,493	$35,199	$33,374	$20,085
Net investment income before net realized and unrealized gains (losses)	$111,510	$126,222	$93,577	$99,097
Net realized and unrealized gains (losses)	$22,374	$14,575	$39,921	$(18,755)
Net increase in stockholders' equity resulting from operations	$133,884	$140,797	$133,498	$80,342
Basic and diluted earnings per common share	$0.47	$0.52	$0.50	$0.32
Net asset value per share as of the end of the quarter	$16.46	$16.35	$16.21	$15.98

16.   LITIGATION

        The Company is party to certain lawsuits in the normal course of business. In addition, Allied Capital was involved in various legal proceedings that the Company assumed in connection with the

Allied Acquisition. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these legal proceedings will materially affect its business, financial condition or results of operations.

        On May 20, 2013, the Company was named as one of several defendants in an action (the "Action") filed in the United States District Court for the Eastern District of Pennsylvania (the "Pennsylvania Court") by the bankruptcy trustee of DSI Renal Holdings LLC and two related companies. On March 17, 2014, the Action was transferred to the United States District Court for the District of Delaware (the "Delaware Court") pursuant to a motion filed by the defendants and granted by the Pennsylvania Court. On May 6, 2014, the Delaware Court referred the Action to the United States Bankruptcy Court for the District of Delaware. The complaint in the Action alleges, among other things, that each of the named defendants participated in a purported "fraudulent transfer" involving the restructuring of a subsidiary of DSI Renal Holdings LLC. Among other things, the complaint seeks, jointly and severally from all defendants, (1) damages of approximately $425 million, of which the complaint states the Company's individual share is approximately $117 million, and (2) punitive damages. The Company is currently unable to assess with any certainty whether it may have any exposure in the Action. The Company believes the plaintiff's claims are without merit and intends to vigorously defend itself in the Action.

17.   SUBSEQUENT EVENTS

        The Company's management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-K or would be required to be recognized in the consolidated financial statements as of and for the year ended December 31, 2015, except as disclosed below.

        In February 2016, the Company repaid in full the $575.0 million aggregate principal amount outstanding of the February 2016 Convertible Notes upon their maturity. The Company used amounts available under its revolving credit facilities to repay the outstanding indebtedness of the February 2016 Convertible Notes.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in thousands, except per share data)

	As of
	March 31, 2016	December 31, 2015
	(unaudited)
ASSETS
Investments at fair value
Non-controlled/non-affiliate company investments	$6,446,503	$6,481,333
Non-controlled affiliate company investments	200,925	195,074
Controlled affiliate company investments	2,424,673	2,379,089

Total investments at fair value (amortized cost of $9,170,309 and $9,147,646, respectively)	9,072,101	9,055,496
Cash and cash equivalents	77,169	257,056
Interest receivable	144,072	137,968
Receivable for open trades	17,948	—
Other assets	54,246	56,292

Total assets	$9,365,536	$9,506,812

LIABILITIES
Debt	$3,984,812	$4,113,935
Base management fees payable	34,759	34,125
Income based fees payable	29,122	31,234
Capital gains incentive fees payable	46,027	42,265
Accounts payable and other liabilities	55,139	60,587
Interest and facility fees payable	35,733	51,007
Payable for open trades	—	327

Total liabilities	4,185,592	4,333,480
Commitments and contingencies (Note 7)
STOCKHOLDERS' EQUITY
Common stock, par value $0.001 per share, 500,000 common shares authorized; 313,954 and 314,347 common shares issued and outstanding, respectively	314	314
Capital in excess of par value	5,312,800	5,318,277
Accumulated overdistributed net investment income	(7,616)	(894)
Accumulated net realized loss on investments, foreign currency transactions, extinguishment of debt and other assets	(25,665)	(53,013)
Net unrealized losses on investments, foreign currency and other transactions	(99,889)	(91,352)

Total stockholders' equity	5,179,944	5,173,332

Total liabilities and stockholders' equity	$9,365,536	$9,506,812

NET ASSETS PER SHARE	$16.50	$16.46

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	For the Three Months Ended March 31,
	2016	2015
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest income from investments	$140,429	$124,827
Capital structuring service fees	15,040	12,765
Dividend income	6,515	3,831
Other income	3,343	2,494

Total investment income from non-controlled/non-affiliate company investments	165,327	143,917
From non-controlled affiliate company investments:
Interest income from investments	3,647	2,595
Dividend income	29	625
Other income	185	62

Total investment income from non-controlled affiliate company investments	3,861	3,282
From controlled affiliate company investments:
Interest income from investments	63,046	71,234
Capital structuring service fees	620	7,416
Dividend income	10,000	20,099
Management and other fees	5,022	6,038
Other income	174	1,261

Total investment income from controlled affiliate company investments	78,862	106,048

Total investment income	248,050	253,247

EXPENSES:
Interest and credit facility fees	50,243	58,575
Base management fees	34,759	33,916
Income based fees	29,122	29,365
Capital gain incentive fees	3,762	(4,220)
Administrative fees	3,423	3,456
Other general and administrative	8,815	6,953

Total expenses	130,124	128,045

NET INVESTMENT INCOME BEFORE INCOME TAXES	117,926	125,202
Income tax expense, including excise tax	5,196	3,525

NET INVESTMENT INCOME	112,730	121,677
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FOREIGN CURRENCY AND OTHER TRANSACTIONS:
Net realized gains:
Non-controlled/non-affiliate company investments	18,771	26,894
Non-controlled affiliate company investments	443	333
Controlled affiliate company investments	6,330	—
Foreign currency transactions	1,804	4,527

Net realized gains	27,348	31,754
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	(20,803)	(34,411)
Non-controlled affiliate company investments	9,699	5,584
Controlled affiliate company investments	5,714	(18,863)
Foreign currency and other transactions	(3,147)	(1,326)

Net unrealized losses	(8,537)	(49,016)

Net realized and unrealized gains (losses) from investments, foreign currency and other transactions	18,811	(17,262)
REALIZED LOSSES ON EXTINGUISHMENT OF DEBT	—	(3,839)

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$131,541	$100,576

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 10)	$0.42	$0.32

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING (see Note 10)	314,293	314,108

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2016
(dollar amounts in thousands)
(unaudited)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
Covestia Capital Partners, LP(10)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	$487	$1,863	(2)

HCI Equity, LLC(8)(9)(10)	Investment company	Member interest (100.00% interest)		4/1/2010	—	127

Imperial Capital Private Opportunities, LP(10)(26)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	4,054	15,343	(2)

Partnership Capital Growth Fund I, L.P.(10)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	—	692	(2)

Partnership Capital Growth Investors III, L.P.(10)(26)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	2,451	3,289	(2)

PCG-Ares Sidecar Investment II, L.P.(10)(26)	Investment partnership	Limited partnership interest (100.00% interest)		10/31/2014	6,548	8,316	(2)

PCG-Ares Sidecar Investment, L.P.(10)(26)	Investment partnership	Limited partnership interest (100.00% interest)		5/22/2014	2,178	215	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(10)(26)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	1,626	1,639

Senior Secured Loan Fund LLC(8)(11)(27)	Co-investment vehicle	Subordinated certificates ($2,003,959 par due 12/2024)	8.63% (Libor + 8.00%/M)(22)	10/30/2009	1,938,446	1,889,734
		Member interest (87.50% interest)		10/30/2009	—	—

					1,938,446	1,889,734

VSC Investors LLC(10)	Investment company	Membership interest (1.95% interest)		1/24/2008	299	1,158	(2)

					1,956,089	1,922,376		37.11%

Healthcare Services
Absolute Dental Management LLC and ADM Equity, LLC	Dental services provider	First lien senior secured loan ($18,750 par due 1/2022)	9.27% (Libor + 8.27%/Q)	1/5/2016	18,750	18,750	(2)(21)
		First lien senior secured loan ($5,000 par due 1/2022)	9.27% (Libor + 8.27%/Q)	1/5/2016	5,000	5,000	(4)(21)
		Class A preferred units (4,000,000 units)		1/5/2016	4,000	4,000	(2)
		Class A common units (4,000,000 units)		1/5/2016	—	—	(2)

					27,750	27,750

Alegeus Technologies Holdings Corp.	Benefits administration and transaction processing provider	Preferred stock (2,997 shares)		12/13/2013	3,087	1,782
		Common stock (3 shares)		12/13/2013	3	—

					3,090	1,782

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	First lien senior secured loan ($8,810 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	8,810	8,810	(2)(16)(21)
		First lien senior secured loan ($52,039 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	52,039	52,039	(3)(16)(21)
		First lien senior secured loan ($2,801 par due 6/2019)	4.00% (Libor + 3.00%/Q)	6/27/2014	2,801	2,801	(4)(21)

					63,650	63,650

Argon Medical Devices, Inc.	Manufacturer and marketer of single-use specialty medical devices	Second lien senior secured loan ($9,000 par due 6/2022)	10.50% (Libor + 9.50%/Q)	12/23/2015	8,740	9,000	(2)(21)
AwarePoint Corporation	Healthcare technology platform developer	First lien senior secured loan ($9,474 par due 6/2018)	9.50%	9/5/2014	9,418	9,474	(2)
		Warrant to purchase up to 3,213,367 shares of Series 1 preferred stock		11/14/2014	—	609	(2)

					9,418	10,083
CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC(25)	Correctional facility healthcare operator	First lien senior secured revolving loan ($3,750 par due 7/2019)	5.00% (Libor + 4.00%/Q)	7/23/2014	3,750	3,487	(2)(21)
		First lien senior secured revolving loan ($1,500 par due 7/2019)	6.50%(Base Rate + 3.00%/Q)	7/23/2014	1,500	1,395	(2)(21)
		First lien senior secured loan ($6,635 par due 7/2021)	5.00% (Libor + 4.00%/Q)	7/23/2014	6,610	6,170	(2)(21)
		Second lien senior secured loan ($135,000 par due 7/2022)	9.38% (Libor + 8.38%/Q)	7/23/2014	133,932	121,500	(2)(21)
		Class A units (601,937 units)		8/19/2010	—	661	(2)

					145,792	133,213

Correctional Medical Group Companies, Inc.(25)	Correctional facility healthcare operator	First lien senior secured loan ($3,088 par due 9/2021)	9.59% (Libor + 8.59%/Q)	9/29/2015	3,088	3,088	(2)(21)
		First lien senior secured loan ($4,093 par due 9/2021)	9.59% (Libor + 8.59%/Q)	9/29/2015	4,093	4,093	(2)(21)
		First lien senior secured loan ($44,707 par due 9/2021)	9.59% (Libor + 8.59%/Q)	9/29/2015	44,707	44,707	(3)(21)

					51,888	51,888

DCA Investment Holding, LLC(25)	Multi-branded dental practice management	First lien senior secured revolving loan ($1,605 par due 7/2021)	7.75%(Base Rate + 4.25%/Q)	7/2/2015	1,605	1,572	(2)(21)
		First lien senior secured loan ($19,041 par due 7/2021)	6.25% (Libor + 5.25%/Q)	7/2/2015	18,887	18,660	(4)(21)

					20,492	20,232

DNAnexus, Inc.	Bioinformatics company	First lien senior secured loan ($10,500 par due 10/2018)	9.25% (Libor + 8.25%/M)	3/21/2014	10,232	10,500	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrant to purchase up to 909,092 units of Series C preferred stock		3/21/2014	—	250	(2)

					10,232	10,750

Global Healthcare Exchange, LLC and GHX Ultimate Parent Corp.	On-demand supply chain automation solutions provider	Class A common stock (2,991 shares)		3/11/2014	2,991	2,991	(2)
		Class B common stock (980 shares)		3/11/2014	30	4,735	(2)

					3,021	7,726

Greenphire, Inc. and RMCF III CIV XXIX, L.P(25)	Software provider for clinical trial management	First lien senior secured loan ($4,000 par due 12/2018)	9.00% (Libor + 8.00%/M)	12/19/2014	4,000	4,000	(2)(21)
		Limited partnership interest (99.90% interest)		12/19/2014	999	999	(2)

					4,999	4,999

INC Research Mezzanine Co-Invest, LLC	Pharmaceutical and biotechnology consulting services	Common units (1,410,000 units)		9/27/2010	—	2,796	(2)

Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Second lien senior secured loan ($112,000 par due 6/2020)	9.25% (Libor + 8.25%/Q)	12/27/2012	112,000	107,520	(2)(21)

LM Acquisition Holdings, LLC(9)	Developer and manufacturer of medical equipment	Class A units (426 units)		9/27/2013	660	1,725	(2)

MC Acquisition Holdings I, LLC	Healthcare professional provider	Class A units (1,338,314 shares)		1/17/2014	1,338	1,352	(2)
MW Dental Holding Corp.(25)	Dental services provider	First lien senior secured revolving loan ($2,000 par due 4/2018)	8.50% (Libor + 7.00%/Q)	4/12/2011	2,000	2,000	(2)(21)
		First lien senior secured loan ($50,219 par due 4/2018)	8.50% (Libor + 7.00%/Q)	4/12/2011	50,219	50,219	(2)(21)
		First lien senior secured loan ($47,620 par due 4/2018)	8.50% (Libor + 7.00%/Q)	4/12/2011	47,620	47,620	(3)(21)
		First lien senior secured loan ($19,693 par due 4/2018)	8.50% (Libor + 7.00%/Q)	4/12/2011	19,693	19,693	(4)(21)

					119,532	119,532
My Health Direct, Inc.(25)	Healthcare scheduling exchange software solution provider	First lien senior secured loan ($2,200 par due 1/2018)	10.75%	9/18/2014	2,162	2,200	(2)
		Warrant to purchase up to 4,548 shares of Series D preferred stock		9/18/2014	39	40	(2)

					2,201	2,240

Napa Management Services Corporation	Anesthesia management services provider	First lien senior secured loan ($16,000 par due 2/2019)	9.95% (Libor + 8.95%/Q)	4/15/2011	16,000	16,000	(2)(21)
		First lien senior secured loan ($54,000 par due 2/2019)	9.95% (Libor + 8.95%/Q)	4/15/2011	53,967	54,000	(3)(21)
		Common units (5,345 units)		4/15/2011	5,764	20,035	(2)

					75,731	90,035

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare technology provider	Second lien senior secured loan ($90,000 par due 8/2019)	10.50% (Libor + 9.50%/Q)	2/27/2015	90,000	90,000	(2)(21)
		Common stock (2,500,000 shares)		6/21/2010	760	8,891	(2)

					90,760	98,891

New Trident Holdcorp, Inc.	Outsourced mobile diagnostic healthcare service provider	Second lien senior secured loan ($80,000 par due 7/2020)	10.25% (Libor + 9.00%/Q)	8/6/2013	78,965	76,800	(2)(21)
Nodality, Inc.	Biotechnology company	First lien senior secured loan ($2,266 par due 5/2016)		11/12/2015	2,173	2,266	(2)(20)
		First lien senior secured loan ($10,365 par due 5/2016)		4/25/2014	9,694	1,555	(2)(20)
		Warrant to purchase up to 225,746 shares of Series B preferred stock		4/25/2014	—	—	(2)

					11,867	3,821

OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC(25)	Provider of technology-enabled solutions to pharmacies	First lien senior secured loan ($12,204 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	12,204	12,204	(3)(21)
		First lien senior secured loan ($6,858 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	6,858	6,858	(4)(21)
		Limited liability company membership interest (1.57%)		11/21/2013	1,000	1,051	(2)

					20,062	20,113
Patterson Medical Supply, Inc.	Distributor of rehabilitation supplies and equipment	Second lien senior secured loan ($19,000 par due 8/2023)	8.75% (Libor + 7.75%/Q)	9/2/2015	18,822	18,430	(2)(21)

PerfectServe, Inc.(25)	Communications software platform provider for hospitals and physician practices	First lien senior secured loan ($9,000 par due 3/2020)	9.00% (Libor + 8.00%/M)	9/15/2015	8,680	9,000	(2)(21)
		First lien senior secured loan ($2,000 par due 7/2020)	9.00% (Libor + 8.00%/M)	9/15/2015	1,962	2,000	(2)(21)
		First lien senior secured loan ($1,000 par due 6/2021)	9.00% (Libor + 8.00%/M)	9/15/2015	980	1,000	(2)(21)
		Warrant to purchase up to 28,428 shares of Series C preferred stock		9/15/2015	180	211	(2)
		Warrant to purchase up to 34,113 units of Series C preferred stock		12/26/2013	—	253	(2)

					11,802	12,464
PhyMED Management LLC	Provider of anesthesia services	Second lien senior secured loan ($47,239 par due 5/2021)	9.75% (Libor + 8.75%/Q)	12/18/2015	46,549	44,877	(2)(21)

POS I Corp. (fka Vantage Oncology, Inc.)	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	3,254	(2)

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Warrant to purchase up to 99,094 shares of Series C preferred stock		6/28/2012	38	28	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Sage Products Holdings III, LLC	Patient infection control and preventive care solutions provider	Second lien senior secured loan ($108,679 par due 6/2020)	9.25% (Libor + 8.00%/Q)	12/13/2012	108,523	108,679	(2)(21)

Sarnova HC, LLC, Tri-Anim Health Services, Inc., and BEMS Holdings, LLC	Distributor of emergency medical service and respiratory products	Second lien senior secured loan ($54,000 par due 7/2022)	10.50% (Libor + 9.50%/Q)	1/29/2016	54,000	54,000	(2)(21)
Transaction Data Systems, Inc.	Pharmacy management software provider	Second lien senior secured loan ($27,500 par due 6/2022)	9.25% (Libor + 8.25%/Q)	6/15/2015	27,500	26,950	(2)(21)

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Second lien senior secured loan ($23,500 par due 9/2020)	10.25% (Libor + 9.25%/Q)	12/14/2015	23,500	23,500	(2)(21)
		Second lien senior secured loan ($50,000 par due 9/2020)	10.25% (Libor + 9.25%/Q)	9/24/2014	50,000	50,000	(2)(21)

					73,500	73,500

Urgent Cares of America Holdings I, LLC and FastMed Holdings I, LLC(25)	Operator of urgent care clinics	First lien senior secured loan ($13,965 par due 12/2022)	7.00% (Libor + 6.00%/Q)	12/1/2015	13,965	13,685	(2)(21)(28)
		First lien senior secured loan ($54,588 par due 12/2022)	7.00% (Libor + 6.00%/Q)	12/1/2015	54,588	53,496	(2)(21)(28)
		Preferred units (7,494,819 units)		6/11/2015	7,495	7,907
		Series A common units (2,000,000 units)		6/11/2015	2,000	1,262
		Series C common units (999,943 units)		6/11/2015	—	516

					78,048	76,866

VistaPharm, Inc. and Vertice Pharma UK Parent Limited	Manufacturer and distributor of generic pharmaceutical products	First lien senior secured loan ($5,137 par due 12/2021)	6.50% (Libor + 5.50%/Q)	12/21/2015	5,137	5,137	(2)(21)
		Preferred shares (40,662 shares)		12/21/2015	407	418	(9)

					5,544	5,555

Young Innovations, Inc.	Dental supplies and equipment manufacturer	Second lien senior secured loan ($45,000 par due 7/2019)	9.00% (Libor + 8.00%/Q)	5/30/2014	45,000	45,000	(2)(21)

					1,336,184	1,335,501		25.78%

Other Services
American Residential Services L.L.C.	Heating, ventilation and air conditioning services provider	Second lien senior secured loan ($50,000 par due 12/2021)	8.50% (Libor + 7.50%/Q)	6/30/2014	49,617	50,000	(2)(21)

Community Education Centers, Inc. and CEC Parent Holdings LLC(8)	Offender re-entry and in-prison treatment services provider	First lien senior secured loan ($13,612 par due 12/2017)	6.25% (Libor + 5.25%/Q)	12/10/2010	13,612	13,612	(2)(13)(21)
		First lien senior secured loan ($673 par due 12/2017)	7.75%(Base Rate + 4.25%/Q)	12/10/2010	673	673	(2)(13)(21)
		Second lien senior secured loan ($21,895 par due 6/2018)	15.62% (Libor + 15.00%/Q)	12/10/2010	21,895	21,895	(2)
		Class A senior preferred units (7,846 units)		3/27/2015	9,384	10,150	(2)
		Class A junior preferred units (26,154 units)		3/27/2015	20,168	16,310	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Class A common units (134 units)		3/27/2015	—	—	(2)

					65,732	62,640
Competitor Group, Inc., Calera XVI, LLC and Champion Parent Corporation(8)(25)	Endurance sports media and event operator	First lien senior secured revolving loan ($4,476 par due 11/2018)	5.00% (Libor + 3.75%/Q)	11/30/2012	4,472	4,476	(2)(21)
		First lien senior secured loan ($38,063 par due 11/2018)	5.00% (Libor + 3.75%/Q)	11/30/2012	38,028	38,063	(2)(21)
		Preferred shares (18,875 shares)		3/25/2016	15,966	508	(2)
		Membership units (2,522,512 units)		11/30/2012	2,523	—	(2)
		Common shares (114,000 shares)		3/25/2016	—	—	(2)

					60,989	43,047

Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC(7)(25)	Provider of outsourced healthcare linen management solutions	First lien senior secured revolving loan ($1,700 par due 3/2019)	7.25% (Libor + 6.00%/Q)	3/13/2014	1,700	1,700	(2)(21)(24)
		First lien senior secured loan ($18,323 par due 3/2019)	7.25% (Libor + 6.00%/Q)	3/13/2014	18,323	18,323	(3)(21)
		Class A preferred units (2,475,000 units)		3/13/2014	2,475	3,112	(2)
		Class B common units (275,000 units)		3/13/2014	275	345	(2)

					22,773	23,480

Dwyer Acquisition Parent, Inc. and TDG Group Holding Company	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($31,500 par due 2/2020)	11.00%	6/12/2015	31,500	31,500	(2)
		Senior subordinated loan ($52,670 par due 2/2020)	11.00%	8/15/2014	52,670	52,670	(2)
		Common stock (32,843 shares)		8/15/2014	3,378	4,403	(2)

					87,548	88,573

Massage Envy, LLC(25)	Franchisor in the massage industry	First lien senior secured loan ($8,016 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	8,016	8,016	(2)(21)
		First lien senior secured loan ($46,429 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	46,429	46,429	(3)(21)
		First lien senior secured loan ($19,467 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	19,467	19,467	(4)(21)
		Common stock (3,000,000 shares)		9/27/2012	3,000	5,378	(2)

					76,912	79,290

McKenzie Sports Products, LLC(25)	Designer, manufacturer and distributor of hunting-related supplies	First lien senior secured loan ($39,500 par due 9/2020)	6.75% (Libor + 5.75%/Q)	9/18/2014	39,500	37,920	(2)(14)(21)
		First lien senior secured loan ($45,000 par due 9/2020)	6.75% (Libor + 5.75%/Q)	9/18/2014	45,000	43,200	(3)(14)(21)
					84,500	81,120

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
OpenSky Project, Inc. and OSP Holdings, Inc.	Social commerce platform operator	First lien senior secured loan ($1,800 par due 9/2017)	10.00%	6/4/2014	1,788	1,800	(2)
		Warrant to purchase up to 159,496 shares of Series D preferred stock		6/29/2015	48	—	(2)

					1,836	1,800
Osmose Holdings, Inc.	Provider of structural integrity management services to transmission and distribution infrastructure	Second lien senior secured loan ($25,000 par due 8/2023)	8.75% (Libor + 7.75%/Q)	9/3/2015	24,536	24,250	(2)(21)
PODS, LLC	Storage and warehousing	Second lien senior secured loan ($17,500 par due 2/2023)	9.25% (Libor + 8.25%/Q)	2/2/2015	17,349	17,500	(2)(21)

SocialFlow, Inc.	Social media optimization platform provider	First lien senior secured loan ($4,000 par due 8/2019)	9.50% (Libor + 8.50%/M)	1/29/2016	3,905	4,000	(5)(21)
		Warrant to purchase up to 215,331 shares of Series C preferred stock		1/29/2016	—	25	(5)

					3,905	4,025
Spin HoldCo Inc.	Laundry service and equipment provider	Second lien senior secured loan ($140,000 par due 5/2020)	8.00% (Libor + 7.00%/Q)	5/14/2013	140,000	133,000	(2)(21)

Surface Dive, Inc.	SCUBA diver training and certification provider	Second lien senior secured loan ($53,686 par due 1/2022)	9.00% (Libor + 8.00%/Q)	7/28/2015	53,686	53,686	(2)(21)
		Second lien senior secured loan ($72,000 par due 1/2022)	10.25% (Libor + 9.25%/Q)	1/29/2015	71,628	72,000	(2)(21)

					125,314	125,686
TWH Water Treatment Industries, Inc., TWH Filtration Industries, Inc. and TWH Infrastructure Industries, Inc.(25)	Wastewater infrastructure repair, treatment and filtration holding company	First lien senior secured loan ($5,370 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	5,370	5,370	(2)(21)
		First lien senior secured loan ($36,400 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	36,400	36,400	(3)(21)

					41,770	41,770

U.S. Security Associates Holdings, Inc	Security guard service provider	Second lien senior secured loan ($25,000 par due 7/2018)	11.00%	11/24/2015	25,000	25,000	(2)
WASH Multifamily Acquisition Inc. and Coinamatic Canada Inc.	Laundry service and equipment provider	Second lien senior secured loan ($3,726 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	3,659	3,539	(2)(21)
		Second lien senior secured loan ($21,274 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	20,893	20,210	(2)(21)

					24,552	23,749

Wrench Group LLC	Provider of essential home services to residential customers	First lien senior secured loan ($10,000 par due 3/2022)	7.75%(Base Rate + 4.25%/Q)	3/2/2016	10,000	10,000	(2)(21)

					862,333	834,930		16.12%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Consumer Products
Feradyne Outdoors, LLC and Bowhunter Holdings, LLC	Provider of branded archery and bowhunting accessories	First lien senior secured loan ($4,500 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	4,500	4,365	(2)(21)
		First lien senior secured loan ($9,500 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	9,500	9,120	(2)(18)(21)
		First lien senior secured loan ($6,710 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	6,710	6,508	(2)(21)
		First lien senior secured loan ($50,100 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	50,100	48,096	(3)(18)(21)
		Common units (300 units)		4/24/2014	3,733	3,574	(2)

					74,543	71,663
Indra Holdings Corp.	Designer, marketer, and distributor of rain and cold weather products	Second lien senior secured loan ($80,000 par due 11/2021)	8.50% (Libor + 7.50%/Q)	5/1/2014	79,030	66,400	(2)(21)

Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of OTC healthcare products	Warrant to purchase up to 1,120 shares of preferred stock		7/27/2011	—	1,369	(2)
		Warrant to purchase up to 1,654,678 shares of common stock		7/27/2011	—	613	(2)

					—	1,982
Oak Parent, Inc.	Manufacturer of athletic apparel	First lien senior secured loan ($2,493 par due 4/2018)	7.61% (Libor + 7.00%/Q)	4/2/2012	2,490	2,493	(3)(21)
		First lien senior secured loan ($7,937 par due 4/2018)	7.61% (Libor + 7.00%/Q)	4/2/2012	7,923	7,937	(4)(21)

					10,413	10,430

PG-ACP Co-Invest, LLC	Supplier of medical uniforms, specialized medical footwear and accessories	Class A membership units (1,000,0000 units)		8/29/2012	1,000	2,151	(2)
Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.	Provider of branded lawn and garden products	Second lien senior secured loan ($2,000 par due 6/2021)	9.54% (Libor + 8.54%/Q)	12/23/2014	1,996	2,000	(2)(21)
		Second lien senior secured loan ($54,000 par due 6/2021)	9.54% (Libor + 8.54%/Q)	12/23/2014	53,749	54,000	(3)(21)
		Second lien senior secured loan ($10,000 par due 6/2021)	9.54% (Libor + 8.54%/Q)	12/23/2014	9,957	10,000	(4)(21)
		Common stock (30,000 shares)		12/23/2014	3,000	4,623	(2)

					68,702	70,623

SHO Holding I Corporation	Manufacturer and distributor of slip resistant footwear	Second lien senior secured loan ($100,000 par due 4/2023)	9.50% (Libor + 8.50%/Q)	10/27/2015	97,582	98,000	(2)(21)
Shock Doctor, Inc. and Shock Doctor Holdings, LLC(7)	Developer, marketer and distributor of sports protection equipment and accessories.	Second lien senior secured loan ($35,425 par due 10/2021)	11.50% (Libor + 10.50%/Q)	4/22/2015	35,425	35,425	(2)(21)
		Second lien senior secured loan ($54,000 par due 10/2021)	11.50% (Libor + 10.50%/Q)	4/22/2015	54,000	54,000	(3)(21)
		Class A preferred units (50,000 units)		3/14/2014	5,000	5,245	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Class C preferred units (50,000 units)		4/22/2015	5,000	5,245	(2)

					99,425	99,915

The Hygenic Corporation	Designer, manufacturer and marketer of branded wellness products	Second lien senior secured loan ($70,000 par due 4/2021)	9.75% (Libor + 8.75%/Q)	2/27/2015	70,000	67,900	(2)(21)
The Step2 Company, LLC(8)	Toy manufacturer	Second lien senior secured loan ($27,583 par due 9/2019)	10.00%	4/1/2010	27,489	27,583	(2)
		Second lien senior secured loan ($4,500 par due 9/2019)	10.00%	3/13/2014	4,500	4,500	(2)
		Second lien senior secured loan ($44,906 par due 9/2019)		4/1/2010	30,802	20,892	(2)(20)
		Common units (1,116,879 units)		4/1/2011	24	—
		Class B common units (126,278,000 units)		10/30/2014	—	—	(2)
		Warrant to purchase up to 3,157,895 units		4/1/2010	—	—

					62,815	52,975
Varsity Brands Holding Co., Inc., Hercules Achievement, Inc., Hercules Achievement Holdings, Inc. and Hercules VB Holdings, Inc.	Leading manufacturer and distributor of textiles, apparel & luxury goods	Second lien senior secured loan ($55,576 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	55,108	55,576	(2)(21)
		Second lien senior secured loan ($91,697 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	90,930	91,697	(2)(21)
		Common stock (3,353,370 shares)		12/11/2014	3,353	4,816	(2)
		Common stock (3,353,371 shares)		12/11/2014	4,147	5,955	(2)

					153,538	158,044

					717,048	700,083		13.52%

Power Generation
Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	First lien senior secured loan ($3,900 par due 8/2017)	12.50% (Libor + 11.50%/M)	12/16/2013	3,787	3,549	(2)(21)
		Series B preferred stock (74,449 shares)		2/26/2014	250	127	(2)
		Warrant to purchase up to 59,524 units of Series B preferred stock		12/16/2013	146	101	(2)

					4,183	3,777
Bicent (California) Holdings LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($49,507 par due 2/2021)	8.25% (Libor + 7.25%/Q)	2/6/2014	49,507	49,507	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Brush Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($44,740 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	44,740	44,740	(2)(21)
		First lien senior secured loan ($124 par due 8/2020)	7.75%(Base Rate + 4.25%/Q)	8/1/2013	124	124	(2)(21)
		First lien senior secured loan ($2,266 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	2,266	2,266	(2)(21)
		First lien senior secured loan ($6 par due 8/2020)	7.75%(Base Rate + 4.25%/Q)	8/1/2013	6	6	(2)(21)
		First lien senior secured loan ($9,693 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	9,693	9,693	(4)(21)
		First lien senior secured loan ($27 par due 8/2020)	7.75%(Base Rate + 4.25%/Q)	8/1/2013	27	27	(4)(21)

					56,856	56,856

CEI Kings Mountain Investor, LP	Gas turbine power generation facilities operator	Senior subordinated loan ($30,024 par due 3/2017)	11.00% PIK	3/11/2016	29,917	30,024	(2)

CPV Maryland Holding Company II, LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($44,460 par due 12/2020)	10.00%	8/8/2014	44,460	41,570	(2)
		Warrant to purchase up to 4 units of common stock		8/8/2014	—	—	(2)

					44,460	41,570

DESRI VI Management Holdings, LLC	Wind power generation facility operator	Senior subordinated loan ($25,000 par due 12/2021)	9.75%	12/24/2014	25,000	25,000	(2)
		Non-Controlling units (10.0 units)		12/24/2014	1,483	1,652	(2)

					26,483	26,652

Grant Wind Holdings II, LLC	Wind power generation facility	Senior subordinated loan ($23,400 par due 7/2016)	10.00%	9/8/2015	23,400	24,195	(2)

Green Energy Partners, Stonewall LLC and Panda Stonewall Intermediate Holdings II LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($25,000 par due 11/2021)	6.50% (Libor + 5.50%/Q)	11/13/2014	24,764	23,125	(2)(21)
		Senior subordinated loan ($18,754 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	18,754	17,722	(2)
		Senior subordinated loan ($87,667 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	87,667	82,845	(2)

					131,185	123,692

Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation	Renewable fuel and chemical production developer	First lien senior secured loan ($9,394 par due 10/2018)	10.00% (Libor + 9.00%/M)	3/31/2015	9,293	7,985	(2)(21)
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock		7/25/2013	—	—	(2)(9)

					9,293	7,985

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Second lien senior secured loan ($10,000 par due 2/2020)		2/20/2014	9,235	2,100	(2)(20)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Moxie Liberty LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($35,000 par due 8/2020)	7.50% (Libor + 6.50%/Q)	8/21/2013	34,729	33,250	(2)(21)

Moxie Patriot LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($35,000 par due 12/2020)	6.75% (Libor + 5.75%/Q)	12/19/2013	34,734	32,375	(2)(21)

Panda Power Annex Fund Hummel Holdings II LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($75,820 par due 10/2016)	12.00% PIK	10/27/2015	75,471	75,820	(2)

Panda Sherman Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($32,023 par due 9/2018)	9.00% (Libor + 7.50%/Q)	9/14/2012	32,023	28,180	(2)(21)

Panda Temple Power II, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($19,950 par due 4/2019)	7.25% (Libor + 6.00%/Q)	4/3/2013	19,846	16,758	(2)(21)

Panda Temple Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($24,750 par due 3/2022)	7.25% (Libor + 6.25%/Q)	3/6/2015	23,641	20,295	(2)(21)

PERC Holdings 1 LLC	Operator of recycled energy, combined heat and power, and energy efficiency facilities	Class B common units (21,653,543 units)		10/20/2014	21,654	21,654	(2)

					626,617	594,690		11.48%

Business Services
2329497 Ontario Inc.(9)	Outsourced data center infrastructure and related services provider	Second lien senior secured loan ($34,673 par due 6/2019)	10.50% (Libor + 9.25%/Q)	12/13/2013	43,054	27,738	(2)(21)

Brandtone Holdings Limited(9)	Mobile communications and marketing services provider	First lien senior secured loan ($5,340 par due 11/2018)	9.50% (Libor + 8.50%/M)	5/11/2015	5,219	5,340	(2)(21)
		First lien senior secured loan ($3,296 par due 1/2019)	9.50% (Libor + 8.50%/M)	5/11/2015	3,216	3,296	(2)(21)
		Warrant to purchase up to 115,002 units of Series Three participating convertible preferred ordinary shares		5/11/2015	—	1	(2)

					8,435	8,637
CallMiner, Inc.	Provider of cloud-based conversational analytics solutions	First lien senior secured loan ($3,152 par due 5/2018)	10.00%	7/23/2014	3,139	3,152	(2)
		First lien senior secured loan ($1,758 par due 9/2018)	10.00%	7/23/2014	1,749	1,758	(2)
		Warrant to purchase up to 2,350,636 shares of Series 1 preferred stock		7/23/2014	—	—	(2)

					4,888	4,910

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CIBT Holdings, Inc. and CIBT Investment Holdings, LLC(25)	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2,500	4,759	(2)

CMW Parent LLC (fka Black Arrow, Inc.)	Multiplatform media firm	Series A units (32 units)		9/11/2015	—	—	(2)

Command Alkon, Incorporated and CA Note Issuer, LLC	Software solutions provider to the ready-mix concrete industry	Second lien senior secured loan ($10,000 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	10,000	10,000	(2)(21)
		Second lien senior secured loan ($11,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	11,500	11,500	(2)(21)
		Second lien senior secured loan ($26,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	26,500	26,500	(2)(21)
		Senior subordinated loan ($21,028 par due 8/2021)	14.00% PIK	8/8/2014	21,028	21,028	(2)

					69,028	69,028

Compuware Parent, LLC	Web and mobile cloud performance testing and monitoring services provider	Class A-1 common stock (4,132 units)		12/15/2014	2,250	1,834	(2)
		Class B-1 common stock (4,132 units)		12/15/2014	450	367	(2)
		Class C-1 common stock (4,132 units)		12/15/2014	300	245	(2)
		Class A-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class B-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class C-2 common stock (4,132 units)		12/15/2014	—	—	(2)

					3,000	2,446

Directworks, Inc. and Co-Exprise Holdings, Inc.	Provider of cloud-based software solutions for direct materials sourcing and supplier management for manufacturers	First lien senior secured loan ($2,125 par due 4/2018)	10.25% (Libor + 9.25%/M)	12/19/2014	2,050	2,082	(2)(21)
		Warrant to purchase up to 1,875,000 shares of Series 1 preferred stock		12/19/2014	—	—	(2)

					2,050	2,082

DTI Holdco, Inc. and OPE DTI Holdings, Inc.	Provider of legal process outsourcing and managed services	First lien senior secured loan ($966 par due 8/2020)	5.75% (Libor + 4.75%/Q)	8/19/2014	966	927	(2)(21)
		Class A common stock (7,500 shares)		8/19/2014	7,500	7,288	(2)
		Class B common stock (7,500 shares)		8/19/2014	—	—	(2)

					8,466	8,215

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
EN Engineering, L.L.C.(25)	National utility services firm providing engineering and consulting services to natural gas, electric power and other energy and industrial end markets	First lien senior secured loan ($2,561 par due 6/2021)	8.50%(Base Rate + 5.00%/Q)	6/30/2015	2,561	2,561	(2)(21)(28)
		First lien senior secured loan ($22,311 par due 6/2021)	7.00% (Libor + 6.00%/Q)	6/30/2015	22,179	22,311	(2)(21)(28)

					24,740	24,872

Faction Holdings, Inc. and The Faction Group LLC (fka PeakColo Holdings, Inc.)(25)	Wholesaler of cloud-based software applications and services	First lien senior secured loan ($3,000 par due 12/2019)	9.75% (Libor + 8.75%/Q)	12/3/2015	3,000	3,000	(2)(21)
		First lien senior secured loan ($4,000 par due 5/2019)	9.75% (Libor + 8.75%/Q)	11/3/2014	3,938	4,000	(2)(21)
		Warrant to purchase up to 1,481 shares of Series A preferred stock		12/3/2015	—	62	(2)
		Warrant to purchase up to 2,037 shares of Series A preferred stock		11/3/2014	93	85	(2)

					7,031	7,147

First Insight, Inc.	Software company providing merchandising and pricing solutions to companies worldwide	Warrants to purchase up to 122,827 units of Series C preferred stock		3/20/2014	—	12	(2)

GCN Storage Solutions, LLC(25)	Energy storage and power efficiency solutions provider for commercial and industrial businesses	First lien senior secured loan ($8,443 par due 12/2021)	9.75%	1/8/2016	8,255	8,443	(2)

iControl Networks, Inc. and uControl Acquisition, LLC	Software and services company for the connected home market	Second lien senior secured loan ($20,000 par due 3/2019)	9.50% (Libor + 8.50%/Q)	2/19/2015	19,709	20,075	(2)(19)(21)
		Warrant to purchase up to 385,616 shares of Series D preferred stock		2/19/2015	—	173	(2)

					19,709	20,248

IfByPhone Inc.	Voice-based marketing automation software provider	Warrant to purchase up to 124,300 shares of Series C preferred stock		10/15/2012	88	71	(2)

Interactions Corporation	Developer of a speech recognition software based customer interaction system	First lien senior secured loan ($2,500 par due 7/2019)	9.85% (Libor + 8.85%/Q)	6/16/2015	2,217	2,500	(2)(21)
		First lien senior secured loan ($22,500 par due 7/2019)	9.85% (Libor + 8.85%/Q)	6/16/2015	22,179	22,500	(5)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrant to purchase up to 68,187 shares of Series G-3 convertible preferred stock		6/16/2015	303	290	(2)

					24,699	25,290

iPipeline, Inc., Internet Pipeline, Inc. and iPipeline Holdings, Inc.(25)	Provider of SaaS-based software solutions to the insurance and financial services industry	First lien senior secured loan ($11,940 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	11,940	11,940	(2)(21)
		First lien senior secured loan ($44,775 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	44,775	44,775	(3)(21)
		First lien senior secured loan ($14,925 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	14,925	14,925	(4)(21)
		Preferred stock (1,485 shares)		8/4/2015	1,485	2,179	(2)
		Common stock (647,542 shares)		8/4/2015	15	22	(2)

					73,140	73,841

IronPlanet, Inc.	Online auction platform provider for used heavy equipment	Warrant to purchase to up to 133,333 shares of Series C preferred stock		9/24/2013	214	203	(2)

ISS Compressors Industries, Inc., ISS Valves Industries, Inc., ISS Motors Industries, Inc., ISS Machining Industries, Inc., and ISS Specialty Services Industries, Inc.(25)	Provider of repairs, refurbishments and services to the broader industrial end user markets	First lien senior secured loan ($2,369 par due 6/2018)	7.00% (Libor + 6.00%/Q)	2/17/2016	2,369	2,369	(2)(21)(28)
		First lien senior secured loan ($32,627 par due 6/2018)	7.00% (Libor + 6.00%/Q)	2/17/2016	32,627	32,627	(2)(21)(28)

					34,996	34,996

Itel Laboratories, Inc.(25)	Data services provider for building materials to property insurance industry	Preferred units (1,798,391 units)		6/29/2012	1,000	1,181	(2)

Market Track Holdings, LLC	Business media consulting services company	Preferred stock (1,685 shares)		12/13/2013	2,221	2,418
		Common stock (16,251 shares)		12/13/2013	2,221	2,247

					4,442	4,665

Maximus Holdings, LLC	Provider of software simulation tools and related services	Warrant to purchase up to 1,050,013 shares of common stock		12/13/2013	—	—

Ministry Brands, LLC and MB Parent Holdings, LLC	Software and payment services provider to faith-based institutions	First lien senior secured loan ($49,191 par due 11/2021)	10.37% (Libor + 9.37%/Q)	3/16/2016	48,864	49,191	(2)(21)
		First lien senior secured loan ($25,192 par due 11/2021)	10.37% (Libor + 9.37%/Q)	3/16/2016	25,192	25,192	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Class A common units (2,130,772 units)		11/20/2015	2,131	2,131

					76,187	76,514

Multi-Ad Services, Inc.(7)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	—	162
		Common units (1,725,280 units)		4/1/2010	—	—

					—	162

MVL Group, Inc.(8)	Marketing research provider	Senior subordinated loan ($444 par due 7/2012)		4/1/2010	226	226	(2)(20)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					226	226

NAS, LLC, Nationwide Marketing Group, LLC and Nationwide Administrative Services, Inc.	Buying and marketing services organization for appliance, furniture and consumer electronics dealers	Second lien senior secured loan ($24,100 par due 12/2021)	9.75% (Libor + 8.75%/Q)	6/1/2015	24,100	23,136	(2)(21)

PayNearMe, Inc.	Electronic cash payment system provider	First lien senior secured loan ($10,000 par due 9/2019)	9.50% (Libor + 8.50%/M)	3/11/2016	9,543	9,800	(5)(21)
		Warrant to purchase up to 195,726 shares of Series E preferred stock		3/11/2016	207	206	(5)

					9,750	10,006

PHL Investors, Inc., and PHL Holding Co.(8)	Mortgage services	Class A common stock (576 shares)		7/31/2012	3,768	—	(2)

Poplicus Incorporated	Business intelligence and market analytics platform for companies that sell to the public sector	First lien senior secured loan ($5,000 par due 7/2019)	8.50% (Libor + 7.50%/M)	6/25/2015	4,776	4,950	(5)(21)
		Warrant to purchase up to 2,402,991 shares of Series C preferred stock		6/25/2015	125	125	(5)

					4,901	5,075

PowerPlan, Inc. and Project Torque Ultimate Parent Corporation	Fixed asset financial management software provider	Second lien senior secured loan ($30,000 par due 2/2023)	10.75% (Libor + 9.75%/Q)	2/23/2015	29,757	30,000	(2)(21)
		Second lien senior secured loan ($50,000 par due 2/2023)	10.75% (Libor + 9.75%/Q)	2/23/2015	49,572	50,000	(3)(21)
		Class A common stock (1,980 shares)		2/23/2015	1,980	6	(2)
		Class B common stock (989,011 shares)		2/23/2015	20	3,039	(2)

					81,329	83,045

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1,000	1,232	(2)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	242	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Rocket Fuel Inc.	Provider of open and integrated software for digital marketing optimization	Common stock (11,405 units)		9/9/2014	40	18	(2)

Sonian Inc.	Cloud-based email archiving platform	First lien senior secured loan ($7,500 par due 9/2019)	9.00% (Libor + 8.00%/M)	9/9/2015	7,321	7,500	(5)(21)
		Warrant to purchase up to 169,045 shares of Series C preferred stock		9/9/2015	93	93	(5)

					7,414	7,593

Talari Networks, Inc.	Networking equipment provider	First lien senior secured loan ($6,000 par due 12/2018)	9.75% (Libor + 8.75%/M)	8/3/2015	5,909	6,000	(5)(21)
		Warrant to purchase up to 421,052 shares of Series D-1 preferred stock		8/3/2015	50	50	(5)

					5,959	6,050

The Greeley Company, Inc. and HCP Acquisition Holdings, LLC(8)	Healthcare compliance advisory services	Senior subordinated loan ($9,915 par due 5/2015)		3/5/2013	2,691	—	(2)(20)
		Class A units (14,293,110 units)		6/26/2008	12,793	—	(2)

					15,484	—

TraceLink, Inc.(25)	Supply chain management software provider for the pharmaceutical industry	First lien senior secured revolving loan ($4,400 par due 12/2016)	7.50%(Base Rate + 4.00%/M)	1/2/2015	4,400	4,400	(2)(21)
		First lien senior secured loan ($4,500 par due 1/2019)	8.50% (Libor + 7.00%/M)	1/2/2015	4,421	4,500	(2)(21)
		Warrant to purchase up to 283,353 shares of Series A-2 preferred stock		1/2/2015	146	1,041	(2)

					8,967	9,941

Velocity Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,713,546 units)		12/13/2013	4,503	3,259

WorldPay Group PLC(9)	Payment processing company	C2 shares (73,974 shares)		10/21/2015	11	43
		Ordinary shares (1,310,386 shares)		10/21/2015	1,128	5,179

					1,139	5,222

					584,752	560,505		10.82%

Manufacturing
Cambrios Technologies Corporation	Nanotechnology-based solutions for electronic devices and computers	Warrants to purchase up to 400,000 shares of Series D-4 convertible preferred stock		8/7/2012	—	—	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Chariot Acquisition, LLC(25)	Distributor and designer of aftermarket golf cart parts and accessories	First lien senior secured loan ($55,711 par due 9/2021)	7.25% (Libor + 6.25%/Q)	9/30/2015	55,711	55,711	(2)(21)(28)

Component Hardware Group, Inc.(25)	Commercial equipment	First lien senior secured revolving loan ($2,241 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	2,241	2,196	(2)(21)
		First lien senior secured loan ($8,042 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	8,042	7,881	(4)(21)

					10,283	10,077

Harvey Tool Company, LLC and Harvey Tool Holding, LLC(25)	Cutting tool provider to the metalworking industry	Senior subordinated loan ($27,925 par due 9/2020)	11.00%	8/13/2015	27,925	27,925	(2)
		Class A membership units (750 units)		3/28/2014	896	1,460	(2)

					28,821	29,385

Ioxus, Inc	Energy storage devices	First lien senior secured loan ($10,220 par due 6/2018)	10.00% Cash, 2.00% PIK	4/29/2014	10,030	8,687	(2)
		Warrant to purchase up to 3,038,730 shares of common stock		1/28/2016	—	—	(2)
		Warrant to purchase up to 1,210,235 shares of Series BB preferred stock		1/28/2016	—	216	(2)

					10,030	8,903

KPS Global LLC	Walk-in cooler and freezer systems	First lien senior secured loan ($40,000 par due 12/2020)	9.61% (Libor + 8.61%/Q)	12/4/2015	40,000	40,000	(2)(21)

MacLean-Fogg Company and MacLean-Fogg Holdings, L.L.C.	Manufacturer and supplier for the power utility and automotive markets worldwide	Senior subordinated loan ($97,716 par due 10/2025)	10.50% Cash, 3.00% PIK	10/31/2013	97,716	97,716	(2)
		Preferred units (70,183 units)	4.50% Cash, 9.25% PIK	10/9/2015	72,410	72,410

					170,126	170,126

MWI Holdings, Inc.	Engineered springs, fasteners, and other precision components	First lien senior secured loan ($9,377 par due 3/2019)	7.38% (Libor + 6.13%/Q)	2/4/2016	9,377	9,377	(2)(21)
		First lien senior secured loan ($24 par due 3/2019)	7.63%(Base Rate + 4.13%/Q)	2/4/2016	24	24	(2)(21)
		First lien senior secured loan ($28,102 par due 3/2019)	9.38% (Libor + 8.13%/Q)	6/15/2011	28,102	28,102	(3)(21)
		First lien senior secured loan ($19,879 par due 3/2019)	9.38% (Libor + 8.13%/Q)	6/15/2011	19,879	19,879	(4)(21)

					57,382	57,382

Niagara Fiber Intermediate Corp.(25)	Insoluble fiber filler products	First lien senior secured loan ($1,430 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	1,422	1,144	(2)(21)
		First lien senior secured revolving loan ($1,881 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	1,871	1,505	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		First lien senior secured loan ($13,649 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	13,576	10,919	(2)(21)

					16,869	13,568

Nordco Inc.(25)	Railroad maintenance-of-way machinery	First lien senior secured revolving loan ($3,375 par due 8/2020)	8.75%(Base Rate + 5.25%/Q)	8/26/2015	3,375	3,308	(2)(21)
		First lien senior secured loan ($70,085 par due 8/2020)	7.25% (Libor + 6.25%/Q)	8/26/2015	70,085	68,684	(2)(21)(28)
		First lien senior secured loan ($176 par due 8/2020)	8.75%(Base Rate + 5.25%/Q)	8/26/2015	176	173	(2)(21)(28)

					73,636	72,165

Pelican Products, Inc.	Flashlights	Second lien senior secured loan ($40,000 par due 4/2021)	9.25% (Libor + 8.25%/Q)	4/11/2014	39,958	37,200	(2)(21)

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1,000	—	(2)

SI Holdings, Inc.	Elastomeric parts, mid-sized composite structures, and composite tooling	Common stock (1,500 shares)		5/30/2014	1,500	1,757	(2)

TPTM Merger Corp.(25)	Time temperature indicator products	First lien senior secured revolving loan ($750 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/12/2013	750	742	(2)(21)
		First lien senior secured loan ($22,000 par due 9/2018)	9.42% (Libor + 8.42%/Q)	9/12/2013	22,000	21,780	(3)(21)
		First lien senior secured loan ($10,000 par due 9/2018)	9.42% (Libor + 8.42%/Q)	9/12/2013	10,000	9,900	(4)(21)

					32,750	32,422

					538,066	528,696		10.21%

Financial Services
AllBridge Financial, LLC(8)	Asset management services	Equity interests		4/1/2010	—	534

Callidus Capital Corporation(8)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	1,662

Ciena Capital LLC(8)(25)	Real estate and small business loan servicer	First lien senior secured revolving loan ($14,000 par due 12/2016)	6.00%	11/29/2010	14,000	14,000	(2)
		First lien senior secured loan ($500 par due 12/2016)	12.00%	11/29/2010	500	500	(2)
		First lien senior secured loan ($5,000 par due 12/2016)	12.00%	11/29/2010	5,000	5,000	(2)
		First lien senior secured loan ($2,500 par due 12/2016)	12.00%	11/29/2010	2,500	2,500	(2)
		Equity interests		11/29/2010	38,974	17,784	(2)

					60,974	39,784

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28,000 par due 5/2018)	12.75%	5/10/2012	28,000	28,000	(2)

Gordian Acquisition Corp.	Financial services firm	Common stock (526 shares)		11/30/2012	—	—	(2)

Imperial Capital Group LLC	Investment services	Class A common units (35,047 units)		5/10/2007	8,521	12,775	(2)
		2006 Class B common units (11,482 units)		5/10/2007	1	3	(2)
		2007 Class B common units (1,432 units)		5/10/2007	—	—	(2)

					8,522	12,778

Ivy Hill Asset Management, L.P.(8)(10)	Asset management services	Member interest (100.00% interest)		6/15/2009	170,961	232,937

Javlin Three LLC, Javlin Four LLC, and Javlin Five LLC(10)	Asset-backed financial services company	First lien senior secured revolving loan ($40,832 par due 6/2017)	10.43% (Libor + 10.00%/Q)	6/24/2014	40,832	40,832	(2)

LSQ Funding Group, L.C. and LM LSQ Investors LLC(10)(25)	Asset based lender	Senior subordinated loan ($30,000 par due 6/2021)	10.50%	6/25/2015	30,000	30,000	(2)
		Membership units (3,275,000 units)		6/25/2015	3,275	2,999

					33,275	32,999

					345,564	389,526		7.52%

Education
Campus Management Corp. and Campus Management Acquisition Corp.(7)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	10,730	(2)

Infilaw Holding, LLC(25)	Operator of for-profit law schools	First lien senior secured revolving loan		8/25/2011	—	—	(2)(23)
		First lien senior secured loan ($3,410 par due 1/2017)	11.50% (Libor + 8.50% Cash, 2.00% PIK/Q)	8/25/2011	3,410	3,410	(3)(21)
		Series A preferred units (124,890 units)	11.50% (Libor + 8.50% Cash, 2.00% PIK/Q)	8/25/2011	124,890	113,650	(2)(21)
		Series B preferred units (1.96 units)		10/19/2012	9,245	4,956	(2)

					137,545	122,016

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	First lien senior secured loan ($1,714 par due 12/2018)	10.50% PIK (Libor + 9.00%/Q)	10/31/2015	1,714	1,714	(2)(21)
		Senior preferred series A-1 shares (163,902 shares)		10/31/2015	119,422	90,279	(2)
		Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	—	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	—	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					126,825	91,993

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Lakeland Tours, LLC(25)	Educational travel provider	First lien senior secured loan ($19,083 par due 2/2022)	5.75% (Libor + 4.75%/Q)	2/10/2016	18,853	19,083	(2)(21)
		First lien senior secured loan ($43,707 par due 2/2022)	10.45% (Libor + 9.45%/Q)	2/10/2016	43,182	43,707	(2)(21)

					62,035	62,790

PIH Corporation(25)	Franchisor of education-based early childhood centers	First lien senior secured revolving loan ($621 par due 12/2018)	7.00% (Libor + 6.00%/Q)	12/13/2013	621	621	(2)(21)

R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (1,977 shares)		7/30/2008	494	494	(2)
		Common membership interest (15.76% interest)		9/21/2007	15,800	29,393	(2)
		Warrant to purchase up to 27,890 shares		12/8/2009	—	—	(2)

					16,294	29,887

Regent Education, Inc.	Provider of software solutions designed to optimize the financial aid and enrollment processes	First lien senior secured loan ($4,013 par due 1/2018)	12.00% (Libor + 10.00%/M)	7/1/2014	3,855	3,933	(2)(21)
		Warrant to purchase up to 987,771 shares of Series CC preferred stock		7/1/2014	—	62	(2)

					3,855	3,995

Severin Acquisition, LLC(25)	Provider of student information system software solutions to the K-12 education market	Second lien senior secured loan ($4,154 par due 7/2022)	9.75% (Libor + 8.75%/Q)	10/28/2015	4,076	4,112	(2)(21)
		Second lien senior secured loan ($3,273 par due 7/2022)	10.25% (Libor + 9.25%/Q)	2/1/2016	3,208	3,273	(2)(21)
		Second lien senior secured loan ($15,000 par due 7/2022)	9.75% (Libor + 8.75%/Q)	7/31/2015	14,729	14,850	(2)(21)

					22,013	22,235

WCI-Quantum Holdings, Inc.	Distributor of instructional products, services and resources	Series A preferred stock (1,272 shares)		10/24/2014	1,000	1,121	(2)

					380,708	345,388		6.67%

Restaurant and Food Services
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	Restaurant owner and operator	First lien senior secured loan ($28,581 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	28,581	26,295	(2)(17)(21)
		First lien senior secured loan ($10,919 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	10,922	10,045	(3)(17)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Promissory note ($22,797 par due 12/2023)		11/27/2006	13,770	8,390	(2)
		Warrant to purchase up to 23,750 units of Series D common stock		12/18/2013	24	—	(2)

					53,297	44,730

Benihana, Inc.(25)	Restaurant owner and operator	First lien senior secured revolving loan ($485 par due 7/2018)	8.25%(Base Rate + 4.75%/Q)	8/21/2012	485	460	(2)(21)
		First lien senior secured loan ($4,814 par due 1/2019)	7.25% (Libor + 6.00%/Q)	8/21/2012	4,814	4,573	(4)(21)

					5,299	5,033

DineInFresh, Inc.	Meal-delivery provider	First lien senior secured loan ($7,000 par due 7/2018)	9.75% (Libor + 8.75%/M)	12/19/2014	6,946	7,000	(2)(21)
		Warrant to purchase up to 143,079 shares of Series A preferred stock		12/19/2014	—	4	(2)

					6,946	7,004

Garden Fresh Restaurant Corp.(25)	Restaurant owner and operator	First lien senior secured revolving loan ($1,100 par due 7/2018)	10.50% (Libor + 9.00%/Q)	10/3/2013	1,100	1,100	(2)(21)(24)
		First lien senior secured loan ($40,141 par due 7/2018)	10.50% (Libor + 9.00%/Q)	10/3/2013	40,141	40,141	(3)(21)

					41,241	41,241

Global Franchise Group, LLC and GFG Intermediate Holding, Inc.	Worldwide franchisor of quick service restaurants	First lien senior secured loan ($62,500 par due 12/2019)	10.51% (Libor + 9.51%/Q)	12/18/2014	62,500	62,500	(3)(21)

Heritage Food Service Group, Inc. and WCI-HFG Holdings, LLC	Distributor of repair and replacement parts for commercial kitchen equipment	Second lien senior secured loan ($31,645 par due 10/2022)	9.50% (Libor + 8.50%/Q)	10/20/2015	31,645	30,696	(2)(21)
		Preferred units (3,000,000 units)		10/20/2015	3,000	2,706	(2)

					34,645	33,402

Orion Foods, LLC(8)	Convenience food service retailer	First lien senior secured loan ($1,414 par due 9/2015)		4/1/2010	1,414	549	(2)(20)
		Second lien senior secured loan ($19,420 par due 9/2016)		4/1/2010	—	—	(2)(20)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					1,414	549

OTG Management, LLC(25)	Airport restaurant operator	First lien senior secured revolving loan ($2,300 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	2,300	2,300	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		First lien senior secured loan ($12,506 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	12,506	12,506	(2)(21)
		First lien senior secured loan ($22,101 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	22,101	22,101	(2)(21)
		First lien senior secured loan ($24,688 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	24,688	24,688	(3)(21)
		Common units (3,000,000 units)		1/5/2011	3,000	11,517	(2)
		Warrant to purchase up to 7.73% of common units		6/19/2008	100	22,975	(2)

					64,695	96,087

Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan ($36,215 par due 2/2019)	8.75% (Libor + 7.75%/Q)	3/13/2014	36,001	35,128	(2)(21)

					306,038	325,674		6.29%

Oil and Gas
Lonestar Prospects, Ltd.	Sand proppant producer and distributor to the oil and natural gas industry	First lien senior secured loan ($24,904 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	24,904	23,659	(2)(21)
		First lien senior secured loan ($48,598 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	48,598	46,168	(3)(21)

					73,502	69,827

Petroflow Energy Corporation	Oil and gas exploration and production company	First lien senior secured loan ($52,539 par due 7/2017)		7/31/2014	49,269	18,389	(2)(20)

Primexx Energy Corporation	Privately-held oil and gas exploration and production company	Second lien senior secured loan ($125,000 par due 1/2020)	10.00% (Libor + 9.00%/Q)	7/7/2015	124,553	112,500	(2)(21)

UL Holding Co., LLC and Universal Lubricants, LLC(7)	Manufacturer and distributor of re-refined oil products	Second lien senior secured loan ($14,686 par due 12/2016)	3.56%	4/30/2012	8,717	11,620	(2)
		Second lien senior secured loan ($62,287 par due 12/2016)	3.56%	4/30/2012	37,043	49,283	(2)
		Second lien senior secured loan ($7,248 par due 12/2016)	3.56%	4/30/2012	4,272	5,734	(2)
		Class A common units (533,351 units)		6/17/2011	4,993	—	(2)
		Class B-5 common units (272,834 units)		6/17/2011	2,492	—	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)
		Warrant to purchase up to 702,665 shares of Class A units		5/2/2014	—	—	(2)
		Warrant to purchase up to 28,009 shares of Class B-1 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 56,019 shares of Class B-2 units		5/2/2014	—	—	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrant to purchase up to 28,969 shares of Class B-3 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 78,540 shares of Class B-5 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 58,296 shares of Class B-6 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 1,022,856 shares of Class C units		5/2/2014	—	—	(2)

					57,517	66,637

					304,841	267,353		5.16%

Containers and Packaging
Charter NEX US Holdings, Inc.	Producer of high-performance specialty films used in flexible packaging	Second lien senior secured loan ($16,000 par due 2/2023)	9.25% (Libor + 8.25%/Q)	2/5/2015	15,795	15,680	(2)(21)

GS Pretium Holdings, Inc.	Manufacturer and supplier of high performance plastic containers	Common stock (500,000 shares)		6/2/2014	500	405	(2)

ICSH, Inc.(25)	Industrial container manufacturer, reconditioner and servicer	First lien senior secured revolving loan ($1,000 par due 12/2018)	8.25%(Base Rate + 4.75%/Q)	8/30/2011	1,000	1,000	(2)(21)(24)
		Second lien senior secured loan ($66,000 par due 12/2019)	10.00% (Libor + 9.00%/Q)	12/31/2015	66,000	66,000	(2)(21)

					67,000	67,000

LBP Intermediate Holdings LLC(25)	Manufacturer of paper and corrugated foodservice packaging	First lien senior secured revolving loan		7/10/2015	—	—
		First lien senior secured loan ($24,555 par due 7/2020)	6.50% (Libor + 5.50%/Q)	7/10/2015	24,297	24,555	(3)(21)

					24,297	24,555

Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($78,500 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	78,500	78,500	(2)(21)
		Second lien senior secured loan ($54,000 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	54,000	54,000	(3)(21)
		Second lien senior secured loan ($10,000 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	10,000	10,000	(4)(21)
		Common stock (50,000 shares)		12/14/2012	3,951	7,435	(2)

					146,451	149,935

					254,043	257,575		4.97%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Food and Beverage
American Seafoods Group LLC and American Seafoods Partners LLC(25)	Harvester and processor of seafood	First lien senior secured revolving loan ($1,029 par due 8/2021)	7.50%(Base Rate + 4.00%/Q)	8/19/2015	1,029	998	(2)(21)
		First lien senior secured loan ($19,651 par due 8/2021)	6.00% (Libor + 5.00%/Q)	8/19/2015	19,412	19,062	(2)(21)
		Second lien senior secured loan ($55,000 par due 2/2022)	10.00% (Libor + 9.00%/Q)	8/19/2015	55,000	53,350	(2)(21)
		Class A units (77,922 units)		8/19/2015	78	86	(2)
		Warrant to purchase up to 7,422,078 Class A units		8/19/2015	7,422	8,163	(2)

					82,941	81,659

Eagle Family Foods Group LLC	Manufacturer and producer of milk products	First lien senior secured loan ($4,775 par due 12/2021)	10.05% (Libor + 9.05%/Q)	12/31/2015	4,742	4,775	(2)(21)
		First lien senior secured loan ($50,000 par due 12/2021)	10.05% (Libor + 9.05%/Q)	12/31/2015	49,627	50,000	(3)(21)

					54,369	54,775

GF Parent LLC	Producer of low-acid, aseptic food and beverage products	Class A Preferred Units (2,940 units)		5/13/2015	2,940	2,227	(2)
		Class A Common Units (59,999.74 units)		5/13/2015	60	—	(2)

					3,000	2,227

Kettle Cuisine, LLC	Manufacturer of fresh refrigerated and frozen food products	Second lien senior secured loan ($28,500 par due 2/2022)	10.75% (Libor + 9.75%/Q)	8/21/2015	28,500	28,500	(2)(21)

KeyImpact Holdings, Inc. and JWC/KI Holdings, LLC(25)	Foodservice sales and marketing agency	First lien senior secured loan ($46,134 par due 11/2021)	7.13% (Libor + 6.13%/Q)	11/16/2015	46,134	46,134	(2)(21)(28)
		Membership units (5,000 units)		11/16/2015	5,000	5,727	(2)

					51,134	51,861

					219,944	219,022		4.23%

Automotive Services
AEP Holdings, Inc. and Arrowhead Holdco Company	Distributor of non-discretionary, mission-critical aftermarket replacement parts	First lien senior secured loan ($45,346 par due 8/2021)	7.25% (Libor + 6.25%/Q)	8/31/2015	45,346	44,439	(2)(21)(28)
		First lien senior secured loan ($788 par due 8/2021)	8.75%(Base Rate + 5.25%/Q)	8/31/2015	788	772	(2)(21)(28)
		First lien senior secured loan ($10,000 par due 8/2021)	8.25% (Libor + 7.25%/Q)	3/31/2016	10,000	10,000	(2)(21)(28)
		Common stock (2,832 shares)		8/31/2015	2,832	2,677	(2)

					58,966	57,888

CH Hold Corp.(25)	Collision repair company	First lien senior secured revolving loan ($1,185 par due 11/2019)	6.25% (Libor + 5.25%/Q)	2/24/2016	1,185	1,185	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
ChargePoint, Inc.	Developer and operator of electric vehicle charging stations	First lien senior secured loan ($10,000 par due 7/2019)	9.75% (Libor + 8.75%/M)	12/24/2014	9,833	10,000	(2)(21)
		First lien senior secured loan ($10,000 par due 1/2019)	9.75% (Libor + 8.75%/M)	12/24/2014	9,590	10,000	(2)(21)
		Warrant to purchase up to 404,563 shares of Series E preferred stock		12/24/2014	327	327	(2)

					19,750	20,327

Dent Wizard International Corporation and DWH Equity Investors, L.P.	Automotive reconditioning services	Second lien senior secured loan ($50,000 par due 10/2020)	10.25% (Libor + 9.25%/Q)	4/7/2015	50,000	50,000	(3)(21)
		Class A common stock (10,000 shares)		4/7/2015	333	493	(2)
		Class B common stock (20,000 shares)		4/7/2015	667	987	(2)

					51,000	51,480

Eckler Industries, Inc.(25)	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($2,000 par due 7/2017)	8.50%(Base Rate + 5.00%/Q)	7/12/2012	2,000	1,880	(2)(21)
		First lien senior secured loan ($7,005 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	7,005	6,584	(2)(21)
		First lien senior secured loan ($26,420 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	26,420	24,834	(3)(21)
		Series A preferred stock (1,800 shares)		7/12/2012	1,800	—	(2)
		Common stock (20,000 shares)		7/12/2012	200	—	(2)

					37,425	33,298

EcoMotors, Inc.	Engine developer	First lien senior secured loan ($11,480 par due 3/2018)	11.00%	9/1/2015	10,924	11,480	(2)
		Warrant to purchase up to 321,888 shares of Series C preferred stock		12/28/2012	—	286	(2)
		Warrant to purchase up to 70,000 shares of Series C preferred stock		2/24/2015	—	62	(2)

					10,924	11,828

Simpson Performance Products, Inc.	Provider of motorsports safety equipment	First lien senior secured loan ($24,506 par due 2/2020)	9.80% (Libor + 8.80%/Q)	2/20/2015	24,506	24,506	(3)(21)

SK SPV IV, LLC	Collision repair site operators	Series A common stock (12,500 units)		8/18/2014	571	2,663	(2)
		Series B common stock (12,500 units)		8/18/2014	571	2,663	(2)

					1,142	5,326

TA THI Buyer, Inc. and TA THI Parent, Inc.	Collision repair company	Series A preferred stock (50,000 shares)		7/28/2014	5,000	9,852	(2)

					209,898	215,690		4.16%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Commercial Real Estate Finance
10th Street, LLC and New 10th Street, LLC(8)	Real estate holding company	First lien senior secured loan ($25,384 par due 11/2019)	12.00% Cash, 1.00% PIK	3/31/2014	25,384	25,384	(2)
		Senior subordinated loan ($27,303 par due 11/2019)	12.00% Cash, 1.00% PIK	4/1/2010	27,303	27,303	(2)
		Member interest (10.00% interest)		4/1/2010	594	44,502
		Option (25,000 units)		4/1/2010	25	25

					53,306	97,214

Crescent Hotels & Resorts, LLC and affiliates(8)	Hotel operator	Senior subordinated loan ($2,236 par due 9/2011)	15.00%	4/1/2010	—	3,244	(2)
		Common equity interest		4/1/2010	—	—

					—	3,244

					53,306	100,458		1.94%

Hotel Services
Aimbridge Hospitality, LLC(25)	Hotel operator	First lien senior secured loan ($2,885 par due 10/2018)	8.25% (Libor + 7.00%/Q)	1/7/2016	2,841	2,885	(2)(15)(21)
		First lien senior secured loan ($3,305 par due 10/2018)	8.25% (Libor + 7.00%/Q)	7/15/2015	3,274	3,305	(2)(15)(21)
		First lien senior secured loan ($15,000 par due 10/2018)	8.25% (Libor + 7.00%/Q)	7/15/2015	14,818	15,000	(4)(15)(21)

					20,933	21,190

Castle Management Borrower LLC	Hotel operator	First lien senior secured loan ($5,925 par due 9/2020)	5.50% (Libor + 4.50%/Q)	10/17/2014	5,925	5,925	(2)(21)
		Second lien senior secured loan ($10,000 par due 3/2021)	11.00% (Libor + 10.00%/Q)	10/17/2014	10,000	10,000	(2)(21)
		Second lien senior secured loan ($55,000 par due 3/2021)	11.00% (Libor + 10.00%/Q)	10/17/2014	55,000	55,000	(2)(21)

					70,925	70,925

					91,858	92,115		1.78%

Aerospace and Defense
Cadence Aerospace, LLC	Aerospace precision components manufacturer	First lien senior secured loan ($4,074 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	4,059	4,074	(4)(21)
		Second lien senior secured loan ($79,657 par due 5/2019)	10.50% (Libor + 9.25%/Q)	5/10/2012	79,657	77,267	(2)(21)

					83,716	81,341

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	133	131	(2)
		Common stock (1,885,195 shares)		1/17/2008	2,291	2,598	(2)

					2,424	2,729

					86,140	84,070		1.62%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Environmental Services
RE Community Holdings II, Inc., Pegasus Community Energy, LLC., and MPH Energy Holdings, LP	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8,839	—	(2)
		Limited partnership interest (3.13% interest)		1/8/2014	—	—	(2)

					8,839	—

Waste Pro USA, Inc	Waste management services	Second lien senior secured loan ($76,531 par due 10/2020)	8.50% (Libor + 7.50%/Q)	10/15/2014	76,531	76,531	(2)(21)

					85,370	76,531		1.48%

Chemicals
Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	Warrant to purchase 322,422 shares of Series D preferred stock		3/28/2013	—	6	(2)

K2 Pure Solutions Nocal, L.P.(25)	Chemical Producer	First lien senior secured loan ($13,975 par due 2/2021)	7.00% (Libor + 6.00%/Q)	8/19/2013	13,975	13,975	(2)(21)
		First lien senior secured loan ($26,000 par due 2/2021)	7.00% (Libor + 6.00%/Q)	8/19/2013	26,000	26,000	(3)(21)
		First lien senior secured loan ($13,000 par due 2/2021)	7.00% (Libor + 6.00%/Q)	8/19/2013	13,000	13,000	(4)(21)

					52,975	52,975

Kinestral Technologies, Inc.	Designer of adaptive, dynamic glass for the commercial and residential markets.	First lien senior secured loan ($10,000 par due 10/2018)	8.75% (Libor + 7.75%/M)	4/22/2014	9,869	10,000	(2)(21)
		Warrant to purchase up to 325,000 shares of Series A preferred stock		4/22/2014	73	151	(2)
		Warrant to purchase up to 131,883 shares of Series B preferred stock		4/9/2015	—	—	(2)

					9,942	10,151

Liquid Light, Inc.	Developer and licensor of process technology for the conversion of carbon dioxide into major chemicals	First lien senior secured loan ($2,444 par due 11/2017)	10.00% (Libor + 9.00%/M)	8/13/2014	2,341	2,444	(2)(21)
		Warrant to purchase up to 86,009 shares of Series B preferred stock		8/13/2014	77	74	(2)

					2,418	2,518

					65,335	65,650		1.27%

Health Clubs
Athletic Club Holdings, Inc.(25)	Premier health club operator	First lien senior secured loan ($41,000 par due 10/2020)	9.50% (Libor + 8.50%/Q)	10/11/2007	41,000	41,000	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CFW Co-Invest, L.P., NCP Curves, L.P. and Curves International Holdings, Inc.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4,152	—	(2)
		Common stock (1,680 shares)		11/12/2014	—	—	(2)(9)
		Limited partnership interest (2,218,235 shares)		7/31/2012	2,218	6,585	(2)(9)

					6,370	6,585

					47,370	47,585		0.92%

Wholesale Distribution
Flow Solutions Holdings, Inc.	Distributor of high value fluid handling, filtration and flow control products	Second lien senior secured loan ($6,000 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	6,000	5,700	(2)(21)
		Second lien senior secured loan ($29,500 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	29,500	28,025	(2)(21)

					35,500	33,725

					35,500	33,725		0.65%

Retail
Paper Source, Inc. and Pine Holdings, Inc.(25)	Retailer of fine and artisanal paper products	First lien senior secured loan ($9,774 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/23/2013	9,774	9,774	(4)(21)
		Class A Common Stock (36,364 shares)		9/23/2013	6,000	8,021	(2)

					15,774	17,795

Things Remembered, Inc. and TRM Holdings Corporation(25)	Personalized gifts retailer	First lien senior secured loan ($4,167 par due 5/2017)		5/24/2012	4,107	1,792	(2)(20)
		First lien senior secured loan ($12,878 par due 5/2018)		5/24/2012	12,606	5,538	(2)(20)

					16,713	7,330

					32,487	25,125		0.48%

Telecommunications
Adaptive Mobile Security Limited(9)	Developer of security software for mobile communications networks	First lien senior secured loan ($2,879 par due 7/2018)	10.00% (Libor + 9.00%/Q)	1/16/2015	2,891	3,099	(2)(19)(21)
		First lien senior secured loan ($735 par due 10/2018)	10.00% (Libor + 9.00%/Q)	1/16/2015	737	792	(2)(19)(21)

					3,628	3,891

American Broadband Communications, LLC, American Broadband Holding Company, and Cameron Holdings of NC, Inc.	Broadband communication services	Warrant to purchase up to 208 shares		11/7/2007	—	7,204
		Warrant to purchase up to 200 shares		9/1/2010	—	6,927

					—	14,131

Startec Equity, LLC(8)	Communication services	Member interest		4/1/2010	—	—

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Wilcon Holdings LLC	Communications infrastructure provider	Class A common stock (2,000,000 shares)		12/13/2013	1,829	2,927

					5,457	20,949		0.40%

Computers and Electronics
Everspin Technologies, Inc.(25)	Designer and manufacturer of computer memory solutions	First lien senior secured revolving loan ($1,500 par due 6/2017)	7.25%(Base Rate + 3.75%/M)	6/5/2015	1,500	1,485	(5)(21)
		First lien senior secured loan ($8,000 par due 6/2019)	8.75% (Libor + 7.75%/M)	6/5/2015	7,566	7,920	(5)(21)
		Warrant to purchase up to 480,000 shares of Series B preferred stock		6/5/2015	355	355	(5)

					9,421	9,760
Liquid Robotics, Inc.	Ocean data services provider utilizing long duration, autonomous surface vehicles	First lien senior secured loan ($5,000 par due 5/2019)	9.00% (Libor + 8.00%/M)	10/29/2015	4,880	4,950	(5)(21)
		Warrant to purchase up to 50,263 shares of Series E preferred stock		10/29/2015	76	72	(5)

					4,956	5,022

					14,377	14,782		0.29%

Printing, Publishing and Media
Batanga, Inc.	Independent digital media company	First lien senior secured loan ($9,915 par due 12/2016)	12.00% (Libor + 11.00%/M)	10/31/2012	9,915	9,975	(2)(19)(21)

Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (10,663 shares)		9/29/2006	1,066	4,116	(2)
		Common stock (15,393 shares)		9/29/2006	3	11	(2)

					1,069	4,127

					10,984	14,102		0.27%

					$9,170,309	$9,072,101		175.14%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of March 31, 2016 represented 175% of the Company's net assets or 97% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
These assets are owned by the Company's consolidated subsidiary Ares Venture Finance, L.P. ("AVF LP"), are pledged as collateral for the SBA-guaranteed debentures (the "SBA Debentures") and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than AVF LP's obligations (see Note 5 to the consolidated financial statements). AVF LP operates as a Small Business Investment Company ("SBIC") under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended.

(6)
Investments without an interest rate are non-income producing.

(7)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" and "Control" this portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the three months ended March 31, 2016 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$—	$—	$—	$—	$—	$—	$—	$1,415
Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC	$1,200	$48	$5,000	$410	$—	$—	$172	$—	$(455)
Investor Group Services, LLC	$—	$—	$—	$—	$—	$29	$—	$443	$(360)
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$(242)
Shock Doctor, Inc. and Shock Doctor Holdings, LLC	$—	$—	$—	$2,479	$—	$—	$13	$—	$(108)
UL Holding Co., LLC	$—	$—	$—	$758	$—	$—	$—	$—	$9,449
(8)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the three months ended March 31, 2016 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC and New 10th Street, LLC	$—	$—	$—	$1,720	$—	$—	$—	$—	$(18)
AllBridge Financial, LLC	$—	$1,140	$—	$—	$—	$—	$—	$6,330	$(6,363)
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$(8)
Ciena Capital LLC	$—	$—	$—	$455	$—	$—	$—	$—	$(3,051)
Community Education Centers, Inc. and CEC Parent Holdings LLC	$—	$—	$—	$1,140	$—	$—	$31	$—	$4,913
Competitor Group, Inc. and Calera XVI, LLC	$1,300	$—	$—	$40	$—	$—	$18	$—	$(902)
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$89	$—	$—	$—	$—	$574
HCI Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ivy Hill Asset Management, L.P.	$—	$—	$—	$—	$—	$10,000	$—	$—	$(2,589)
MVL Group, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Orion Foods, LLC	$—	$6,122	$—	$—	$—	$—	$—	$—	$2,971
PHL Investors, Inc., and PHL Holding Co.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Senior Secured Loan Fund LLC*	$3,045	$—	$—	$58,785	$620	$—	$5,147	$—	$1,827
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Step2 Company, LLC	$—	$—	$—	$817	$—	$—	$—	$—	$8,360

  *
  Together with GE Global Sponsor Finance LLC and General Electric Capital Corporation (together, "GE"), the Company has co-invested through the Senior Secured Loan Fund LLC (d/b/a the "Senior Secured Loan Program" or the "SSLP"). The SSLP has been capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).
(9)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
Exception from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(11)
In the first quarter of 2011, the staff of the Securities and Exchange Commission (the "Staff") informally communicated to certain business development companies ("BDCs") the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under Investment Company Act) (i.e. not eligible to included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". The Company provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, the Company has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with the Company's position. Pursuant to Section 55(a) of the Investment Company Act (using the Staff's methodology described above solely for this purpose), 25% of the Company's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of March 31, 2016.

(12)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $13 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $80 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.50% on $71 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $45 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 5.00% on $18 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.55% on $42 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(19)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(20)
Loan was on non-accrual status as of March 31, 2016.

(21)
Loan includes interest rate floor feature.

(22)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

(23)
As of March 31, 2016, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(24)
As of March 31, 2016, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(25)
As of March 31, 2016, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 7 to the consolidated financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
Aimbridge Hospitality, LLC	$2,466	$—	$2,466	$—	$—	$2,466
American Seafoods Group LLC	22,125	(1,029)	21,096	—	—	21,096
Athletic Club Holdings, Inc.	10,000	—	10,000	—	—	10,000
Benihana, Inc.	3,231	(485)	2,746	—	—	2,746
CCS Intermediate Holdings, LLC	7,500	(5,250)	2,250	—	—	2,250
Chariot Acquisition, LLC	1,000	—	1,000	—	—	1,000
CH Hold Corp.	5,000	(1,185)	3,815	—	—	3,815
CIBT Holdings, Inc.	26,440	—	26,440	—	—	26,440
Ciena Capital LLC	20,000	(14,000)	6,000	(6,000)	—	—
Competitor Group, Inc.	4,476	(4,476)	—	—	—	—
Component Hardware Group, Inc.	3,734	(2,241)	1,493	—	—	1,493
Correctional Medical Group Companies, Inc.	163	—	163	—	—	163
Crown Health Care Laundry Services, Inc.	5,000	(2,472)	2,528	—	—	2,528
DCA Investment Holding, LLC	5,800	(1,605)	4,195	—	—	4,195
Eckler Industries, Inc.	4,000	(2,000)	2,000	—	—	2,000
EN Engineering, L.L.C.	4,932	—	4,932	—	—	4,932
Everspin Technologies, Inc.	4,000	(1,500)	2,500	—	—	2,500
Faction Holdings, Inc.	2,000	—	2,000	—	—	2,000
Garden Fresh Restaurant Corp.	5,000	(3,741)	1,259	—	—	1,259
GCN Storage Solutions, LLC	11,515	—	11,515	—	—	11,515
Greenphire, Inc.	8,000	—	8,000	—	—	8,000
Harvey Tool Company, LLC	752	—	752	—	—	752
ICSH, Inc.	5,000	(1,615)	3,385	—	—	3,385
Infilaw Holding, LLC	20,000	(9,670)	10,330	—	—	10,330
iPipeline, Inc.	4,000	—	4,000	—	—	4,000
ISS compressors Industries, Inc.	5,005	—	5,005	—	—	5,005
Itel Laboratories, Inc.	2,500	—	2,500	—	—	2,500
K2 Pure Solutions Nocal, L.P.	5,000	—	5,000	—	—	5,000
KeyImpact Holdings, Inc.	12,500	—	12,500	—	—	12,500
Lakeland Tours, LLC	11,910	—	11,910	—	—	11,910
LBP Intermediate Holdings LLC	850	(54)	796	—	—	796
LSQ Funding Group, L.C.	10,000	—	10,000	—	—	10,000
Massage Envy, LLC	5,000	—	5,000	—	—	5,000
McKenzie Sports Products, LLC	12,000	—	12,000	—	—	12,000
MW Dental Holding Corp.	10,000	(2,000)	8,000	—	—	8,000
My Health Direct, Inc.	1,000	—	1,000	—	—	1,000
Niagara Fiber Intermediate Corp.	1,881	(1,881)	—	—	—	—
Nordco Inc	11,250	(3,375)	7,875	—	—	7,875
OmniSYS Acquisition Corporation	2,500	—	2,500	—	—	2,500
OTG Management, LLC	17,618	(2,300)	15,318	—	—	15,318
Paper Source, Inc.	2,500	—	2,500	—	—	2,500
PerfectServe, Inc.	4,000	—	4,000	—	—	4,000
PIH Corporation	3,314	(621)	2,693	—	—	2,693
RuffaloCODY, LLC	7,683	—	7,683	—	—	7,683
Severin Acquisition, LLC	2,900	—	2,900	—	—	2,900
Things Remembered, Inc.	5,000	(4,167)	833	(833)	—	—
TPTM Merger Corp.	2,500	(750)	1,750	—	—	1,750
TraceLink, Inc.	7,500	(4,400)	3,100	—	—	3,100
TWH Water Treatment Industries, Inc.	5,830	—	5,830	—	—	5,830
Urgent Cares of America Holdings I, LLC	16,000	—	16,000	—	—	16,000
Zemax, LLC	3,000	—	3,000	—	—	3,000

	$355,375	$(70,817)	$284,558	$(6,833)	$—	$277,725

(26)
As of March 31, 2016, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

Portfolio Company	Total private equity commitments	Less: funded private equity commitments	Total unfunded private equity commitments	Less: private equity commitments substantially at the discretion of the Company	Total net adjusted unfunded private equity commitments
Imperial Capital Private Opportunities, LP	$50,000	$(6,794)	$43,206	$(43,206)	$—
Partnership Capital Growth Investors III, L.P.	5,000	(4,051)	949	—	949
PCG—Ares Sidecar Investment, L.P. and PCG—Ares Sidecar Investment II, L.P	50,000	(8,678)	41,322	(41,322)	—
Piper Jaffray Merchant Banking Fund I, L.P.	2,000	(1,626)	374	—	374

	$107,000	$(21,149)	$85,851	$(84,528)	$1,323

(27)
As of March 31, 2016, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitment to fund delayed draw loans of up to $23.6 million. See Note 4 to the consolidated financial statements for more information on the SSLP.

(28)
Loan is included as part of a forward sale agreement. See Note 6 to the consolidated financial statements for more information on the forward sale agreement.

 ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2015
(dollar amounts in thousands)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Investment Funds and Vehicles
CIC Flex, LP(10)	Investment partnership	Limited partnership units (0.94 units)		9/7/2007	$—	$263	(2)
Covestia Capital Partners, LP(10)	Investment partnership	Limited partnership interest (47.00% interest)		6/17/2008	487	1,862	(2)
HCI Equity, LLC(8)(9)(10)	Investment company	Member interest (100.00% interest)		4/1/2010	—	127
Imperial Capital Private Opportunities, LP(10)(26)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	4,054	16,906	(2)
Partnership Capital Growth Fund I, L.P.(10)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	—	692	(2)
Partnership Capital Growth Investors III, L.P.(10)(26)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	2,714	3,510	(2)
PCG-Ares Sidecar Investment II, L.P.(10)(26)	Investment partnership	Limited partnership interest (100.00% interest)		10/31/2014	6,521	9,254	(2)
PCG-Ares Sidecar Investment, L.P.(10)(26)	Investment partnership	Limited partnership interest (100.00% interest)		5/22/2014	2,152	242	(2)
Piper Jaffray Merchant Banking Fund I, L.P.(10)(26)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	1,413	1,512
Senior Secured Loan Fund LLC(8)(11)(27)	Co-investment vehicle	Subordinated certificates ($2,000,914 par due 12/2024)	8.61% (Libor + 8.00%/M)(22)	10/30/2009	1,935,401	1,884,861
		Member interest (87.50% interest)		10/30/2009	—	—

					1,935,401	1,884,861
VSC Investors LLC(10)	Investment company	Membership interest (1.95% interest)		1/24/2008	299	1,158	(2)

					1,953,041	1,920,387		37.12%

Healthcare Services
Alegeus Technologies Holdings Corp.	Benefits administration and transaction processing provider	Preferred stock (2,997 shares)		12/13/2013	3,087	1,980
		Common stock (3 shares)		12/13/2013	3	—

					3,090	1,980
American Academy Holdings, LLC	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	First lien senior secured loan ($8,810 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	8,810	8,810	(2)(16)(21)
		First lien senior secured loan ($52,039 par due 6/2019)	7.00% (Libor + 6.00%/Q)	6/27/2014	52,039	52,039	(3)(16)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		First lien senior secured loan ($2,988 par due 6/2019)	4.00% (Libor + 3.00%/Q)	6/27/2014	2,988	2,988	(4)(21)

					63,837	63,837
Argon Medical Devices, Inc.	Manufacturer and marketer of single-use specialty medical devices	Second lien senior secured loan ($9,000 par due 6/2022)	10.50% (Libor + 9.50%/Q)	12/23/2015	8,730	9,000	(2)(21)
AwarePoint Corporation	Healthcare technology platform developer	First lien senior secured loan ($10,000 par due 6/2018)	9.50%	9/5/2014	9,934	10,000	(2)
		Warrant to purchase up to 3,213,367 shares of Series 1 preferred stock		11/14/2014	—	609	(2)

					9,934	10,609
CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC(25)	Correctional facility healthcare operator	First lien senior secured revolving loan ($5,250 par due 7/2019)	6.50% (Base Rate + 3.00%/Q)	7/23/2014	5,250	4,883	(2)(21)
		First lien senior secured loan ($6,651 par due 7/2021)	5.00% (Libor + 4.00%/Q)	7/23/2014	6,626	6,186	(2)(21)
		Second lien senior secured loan ($135,000 par due 7/2022)	9.38% (Libor + 8.38%/Q)	7/23/2014	133,890	121,500	(2)(21)
		Class A units (601,937 units)		8/19/2010	—	878	(2)

					145,766	133,447
Correctional Medical Group Companies, Inc.(25)	Correctional facility healthcare operator	First lien senior secured loan ($3,088 par due 9/2021)	9.60% (Libor + 8.60%/Q)	9/29/2015	3,088	3,088	(2)(21)
		First lien senior secured loan ($4,093 par due 9/2021)	9.60% (Libor + 8.60%/Q)	9/29/2015	4,093	4,093	(2)(21)
		First lien senior secured loan ($44,707 par due 9/2021)	9.60% (Libor + 8.60%/Q)	9/29/2015	44,707	44,707	(3)(21)

					51,888	51,888
DCA Investment Holding, LLC(25)	Multi-branded dental practice management	First lien senior secured revolving loan ($145 par due 7/2021)	7.75% (Base Rate + 4.25%/Q)	7/2/2015	145	142	(2)(21)
		First lien senior secured loan ($19,089 par due 7/2021)	6.25% (Libor + 5.25%/Q)	7/2/2015	18,918	18,707	(2)(21)

					19,063	18,849
DNAnexus, Inc.	Bioinformatics company	First lien senior secured loan ($10,500 par due 10/2018)	9.25% (Libor + 8.25%/M)	3/21/2014	10,205	10,500	(2)(21)
		Warrant to purchase up to 909,092 units of Series C preferred stock		3/21/2014	—	240	(2)

					10,205	10,740
Global Healthcare Exchange, LLC and GHX Ultimate Parent Corp.	On-demand supply chain automation solutions provider	Class A common stock (2,991 shares)		3/11/2014	2,991	2,991	(2)
		Class B common stock (980 shares)		3/11/2014	30	3,788	(2)

					3,021	6,779

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Greenphire, Inc. and RMCF III CIV XXIX, L.P(25)	Software provider for clinical trial management	First lien senior secured loan ($4,000 par due 12/2018)	9.00% (Libor + 8.00%/M)	12/19/2014	4,000	4,000	(2)(21)
		Limited partnership interest (99.90% interest)		12/19/2014	999	999	(2)

					4,999	4,999
INC Research Mezzanine Co-Invest, LLC	Pharmaceutical and biotechnology consulting services	Common units (1,410,000 units)		9/27/2010	—	3,352	(2)
Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	Second lien senior secured loan ($112,000 par due 6/2020)	9.25% (Libor + 8.25%/Q)	12/27/2012	112,000	108,640	(2)(21)
LM Acquisition Holdings, LLC(9)	Developer and manufacturer of medical equipment	Class A units (426 units)		9/27/2013	660	1,732	(2)
MC Acquisition Holdings I, LLC	Healthcare professional provider	Class A units (1,338,314 shares)		1/17/2014	1,338	1,491	(2)
MW Dental Holding Corp.(25)	Dental services provider	First lien senior secured revolving loan ($3,500 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	3,500	3,500	(2)(21)
		First lien senior secured loan ($22,616 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	22,616	22,616	(2)(21)
		First lien senior secured loan ($24,233 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	24,233	24,233	(2)(21)
		First lien senior secured loan ($47,743 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	47,743	47,743	(3)(21)
		First lien senior secured loan ($19,744 par due 4/2017)	8.50% (Libor + 7.00%/M)	4/12/2011	19,744	19,744	(4)(21)

					117,836	117,836
My Health Direct, Inc.(25)	Healthcare scheduling exchange software solution provider	First lien senior secured loan ($2,500 par due 1/2018)	10.75%	9/18/2014	2,450	2,500	(2)
		Warrant to purchase up to 4,548 shares of Series D preferred stock		9/18/2014	39	40	(2)

					2,489	2,540
Napa Management Services Corporation	Anesthesia management services provider	First lien senior secured loan ($16,000 par due 2/2019)	9.03% (Libor + 8.03%/Q)	4/15/2011	16,000	16,000	(2)(21)
		First lien senior secured loan ($54,000 par due 2/2019)	9.03% (Libor + 8.03%/Q)	4/15/2011	53,961	54,000	(3)(21)
		Common units (5,345 units)		4/15/2011	5,764	17,350	(2)

					75,725	87,350
Netsmart Technologies, Inc. and NS Holdings, Inc.	Healthcare technology provider	Second lien senior secured loan ($90,000 par due 8/2019)	10.50% (Libor + 9.50%/Q)	2/27/2015	90,000	90,000	(2)(21)
		Common stock (2,500,000 shares)		6/21/2010	760	4,450	(2)

					90,760	94,450

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
New Trident Holdcorp, Inc.	Outsourced mobile diagnostic healthcare service provider	Second lien senior secured loan ($80,000 par due 7/2020)	10.25% (Libor + 9.00%/Q)	8/6/2013	78,906	76,000	(2)(21)
Nodality, Inc.	Biotechnology company	First lien senior secured loan ($700 par due 2/2018)		11/12/2015	700	636	(2)(20)
		First lien senior secured loan ($150 par due 2/2018)		11/12/2015	—	—	(2)(20)
		First lien senior secured loan ($7,019 par due 2/2018)		4/25/2014	6,860	1,053	(2)(20)
		First lien senior secured loan ($2,910 par due 8/2018)		4/25/2014	2,834	437	(2)(20)
		Warrant to purchase up to 225,746 shares of Series B preferred stock		4/25/2014	—	—	(2)

					10,394	2,126
OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC(25)	Provider of technology-enabled solutions to pharmacies	First lien senior secured loan ($12,288 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	12,288	12,288	(3)(21)
		First lien senior secured loan ($6,906 par due 11/2018)	8.50% (Libor + 7.50%/Q)	11/21/2013	6,906	6,906	(4)(21)
		Limited liability company membership interest (1.57%)		11/21/2013	1,000	1,197	(2)

					20,194	20,391
Patterson Medical Supply, Inc.	Distributor of rehabilitation supplies and equipment	Second lien senior secured loan ($19,000 par due 8/2023)	8.75% (Libor + 7.75%/Q)	9/2/2015	18,816	18,430	(2)(21)
PerfectServe, Inc.(25)	Communications software platform provider for hospitals and physician practices	First lien senior secured loan ($9,000 par due 3/2020)	9.00% (Libor + 8.00%/M)	9/15/2015	8,661	9,000	(2)(21)
		First lien senior secured loan ($2,000 par due 7/2020)	9.00% (Libor + 8.00%/M)	9/15/2015	1,960	2,000	(2)(21)
		Warrant to purchase up to 28,428 units of Series C preferred stock		9/15/2015	180	211	(2)
		Warrant to purchase up to 34,113 units of Series C preferred stock		12/26/2013	—	253	(2)

					10,801	11,464
PhyMED Management LLC	Provider of anesthesia services	Second lien senior secured loan ($47,239 par due 5/2021)	9.75% (Libor + 8.75%/Q)	12/18/2015	46,516	46,294	(2)(21)
Physiotherapy Associates Holdings, Inc.	Physical therapy provider	Class A common stock (100,000 shares)		12/13/2013	3,090	8,900
POS I Corp. (fka Vantage Oncology, Inc.)	Radiation oncology care provider	Common stock (62,157 shares)		2/3/2011	4,670	935	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Reed Group Holdings, LLC	Medical disability management services provider	Equity interests		4/1/2010	—	—	(2)
Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Warrant to purchase up to 99,094 shares of Series C preferred stock		6/28/2012	38	28	(2)
Sage Products Holdings III, LLC	Patient infection control and preventive care solutions provider	Second lien senior secured loan ($108,679 par due 6/2020)	9.25% (Libor + 8.00%/Q)	12/13/2012	108,513	108,679	(2)(21)
Sarnova HC, LLC, Tri-Anim Health Services, Inc., and BEMS Holdings, LLC	Distributor of emergency medical service and respiratory products	Second lien senior secured loan ($60,000 par due 9/2018)	8.75% (Libor + 8.00%/M)	6/30/2014	60,000	60,000	(2)(21)
SurgiQuest, Inc.	Medical device provider	Warrant to purchase up to 54,672 shares of Series D-4 convertible preferred stock		9/28/2012	—	331	(2)
Transaction Data Systems, Inc.	Pharmacy management software provider	Second lien senior secured loan ($27,500 par due 6/2022)	9.25% (Libor + 8.25%/Q)	6/15/2015	27,500	26,950	(2)(21)
U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Second lien senior secured loan ($23,500 par due 9/2020)	10.25% (Libor + 9.25%/Q)	12/14/2015	23,500	23,500	(2)(21)
		Second lien senior secured loan ($50,000 par due 9/2020)	10.25% (Libor + 9.25%/Q)	9/24/2014	50,000	50,000	(2)(21)

					73,500	73,500
Urgent Cares of America Holdings I, LLC and FastMed Holdings I, LLC(25)	Operator of urgent care clinics	First lien senior secured loan ($14,000 par due 12/2022)	7.00% (Libor + 6.00%/M)	12/1/2015	14,000	13,860	(2)(21)(28)
		First lien senior secured loan ($54,725 par due 12/2022)	7.00% (Libor + 6.00%/M)	12/1/2015	54,725	54,178	(2)(21)(28)
		Preferred units (6,000,000 units)		6/11/2015	6,000	6,412
		Series A common units (2,000,000 units)		6/11/2015	2,000	1,828
		Series C common units (800,507 units)		6/11/2015	—	589

					76,725	76,867
VistaPharm, Inc. and Vertice Pharma UK Parent Limited	Manufacturer and distributor of generic pharmaceutical products	First lien senior secured loan ($20,000 par due 12/2021)	8.00% (Base Rate + 4.50%/Q)	12/21/2015	20,000	20,000	(21)
		Preferred shares (40,662 shares)		12/21/2015	407	407	(9)

					20,407	20,407
Young Innovations, Inc.	Dental supplies and equipment manufacturer	Second lien senior secured loan ($45,000 par due 7/2019)	9.00% (Libor + 8.00%/Q)	5/30/2014	45,000	45,000	(2)(21)

					1,326,411	1,325,821		25.63%

Other Services
American Residential Services L.L.C.	Heating, ventilation and air conditioning services provider	Second lien senior secured loan ($50,000 par due 12/2021)	9.00% (Libor + 8.00%/Q)	6/30/2014	49,600	50,000	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Community Education Centers, Inc. and CEC Parent Holdings LLC(8)	Offender re-entry and in-prison treatment services provider	First lien senior secured loan ($13,949 par due 12/2017)	6.25% (Libor + 5.25%/Q)	12/10/2010	13,949	13,949	(2)(13)(21)
		First lien senior secured loan ($337 par due 12/2017)	7.75% (Base Rate + 4.25%/Q)	12/10/2010	337	337	(2)(13)(21)
		Second lien senior secured loan ($21,895 par due 6/2018)	15.42% (Libor + 15.00%/Q)	12/10/2010	21,895	21,895	(2)
		Class A senior preferred units (7,846 units)		3/27/2015	9,384	9,467	(2)
		Class A junior preferred units (26,154 units)		3/27/2015	20,168	12,080	(2)
		Class A common units (134 units)		3/27/2015	—	—	(2)

					65,733	57,728
Competitor Group, Inc. and Calera XVI, LLC(25)	Endurance sports media and event operator	First lien senior secured revolving loan ($4,950 par due 11/2018)		11/30/2012	4,950	3,713	(2)(20)
		First lien senior secured loan ($52,349 par due 11/2018)		11/30/2012	52,216	39,262	(2)(20)
		Membership units (2,522,512 units)		11/30/2012	2,523	—	(2)

					59,689	42,975
Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC(7)(25)	Provider of outsourced healthcare linen management solutions	First lien senior secured revolving loan ($500 par due 3/2019)	7.25% (Libor + 6.00%/Q)	3/13/2014	500	500	(2)(21)(24)
		First lien senior secured loan ($23,371 par due 3/2019)	7.25% (Libor + 6.00%/Q)	3/13/2014	23,371	23,371	(3)(21)
		Class A preferred units (2,475,000 units)		3/13/2014	2,475	3,522	(2)
		Class B common units (275,000 units)		3/13/2014	275	391	(2)

					26,621	27,784

Dwyer Acquisition Parent, Inc. and TDG Group Holding Company	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($31,500 par due 2/2020)	11.00%	6/12/2015	31,500	31,500	(2)
		Senior subordinated loan ($52,670 par due 2/2020)	11.00%	8/15/2014	52,670	52,670	(2)
		Common stock (32,843 shares)		8/15/2014	3,378	4,113	(2)

					87,548	88,283

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Massage Envy, LLC(25)	Franchisor in the massage industry	First lien senior secured loan ($8,017 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	8,017	8,017	(2)(21)
		First lien senior secured loan ($46,434 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	46,434	46,434	(3)(21)
		First lien senior secured loan ($19,469 par due 9/2018)	8.50% (Libor + 7.25%/Q)	9/27/2012	19,469	19,469	(4)(21)
		Common stock (3,000,000 shares)		9/27/2012	3,000	5,077	(2)

					76,920	78,997
McKenzie Sports Products, LLC(25)	Designer, manufacturer and distributor of hunting-related supplies	First lien senior secured loan ($39,500 par due 9/2020)	6.75% (Libor + 5.75%/M)	9/18/2014	39,500	37,920	(2)(14)(21)
		First lien senior secured loan ($45,000 par due 9/2020)	6.75% (Libor + 5.75%/M)	9/18/2014	45,000	43,200	(3)(14)(21)

					84,500	81,120
OpenSky Project, Inc. and OSP Holdings, Inc.	Social commerce platform operator	First lien senior secured loan ($2,100 par due 9/2017)	10.00%	6/4/2014	2,083	2,100	(2)
		Warrant to purchase up to 159,496 shares of Series D preferred stock		6/29/2015	48	—	(2)

					2,131	2,100

Osmose Holdings, Inc.	Provider of structural integrity management services to transmission and distribution infrastructure	Second lien senior secured loan ($25,000 par due 8/2023)	8.75% (Libor + 7.75%/Q)	9/3/2015	24,521	24,250	(2)(21)
PODS, LLC	Storage and warehousing	Second lien senior secured loan ($17,500 par due 2/2023)	9.25% (Libor + 8.25%/Q)	2/2/2015	17,343	17,500	(2)(21)
Spin HoldCo Inc.	Laundry service and equipment provider	Second lien senior secured loan ($140,000 par due 5/2020)	8.00% (Libor + 7.00%/Q)	5/14/2013	140,000	131,600	(2)(21)
Surface Dive, Inc.	SCUBA diver training and certification provider	Second lien senior secured loan ($53,686 par due 1/2022)	9.00% (Libor + 8.00%/Q)	7/28/2015	53,686	53,686	(2)(21)
		Second lien senior secured loan ($72,000 par due 1/2022)	10.25% (Libor + 9.25%/Q)	1/29/2015	71,612	72,000	(2)(21)

					125,298	125,686
TWH Water Treatment Industries, Inc., TWH Filtration Industries, Inc. and TWH Infrastructure Industries, Inc.(25)	Wastewater infrastructure repair, treatment and filtration holding company	First lien senior secured loan ($2,240 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	2,240	2,218	(2)(21)
		First lien senior secured loan ($36,400 par due 10/2019)	10.25% (Libor + 9.25%/Q)	10/10/2014	36,400	36,036	(3)(21)

					38,640	38,254

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
U.S. Security Associates Holdings, Inc	Security guard service provider	Senior subordinated loan ($25,000 par due 7/2018)	11.00%	11/24/2015	25,000	25,000	(2)
WASH Multifamily Acquisition Inc. and Coinamatic Canada Inc.	Laundry service and equipment provider	Second lien senior secured loan ($3,726 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	3,657	3,540	(2)(21)
		Second lien senior secured loan ($21,274 par due 5/2023)	8.00% (Libor + 7.00%/Q)	5/14/2015	20,880	20,210	(2)(21)

					24,537	23,750

					848,081	815,027		15.75%

Consumer Products
Feradyne Outdoors, LLC and Bowhunter Holdings, LLC	Provider of branded archery and bowhunting accessories	First lien senior secured loan ($4,500 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	4,500	4,365	(2)(21)
		First lien senior secured loan ($9,500 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	9,500	9,120	(2)(18)(21)
		First lien senior secured loan ($6,742 par due 3/2019)	4.00% (Libor + 3.00%/Q)	4/24/2014	6,742	6,540	(2)(21)
		First lien senior secured loan ($50,100 par due 3/2019)	6.55% (Libor + 5.55%/Q)	4/24/2014	50,100	48,096	(3)(18)(21)
		Common units (373 units)		4/24/2014	3,733	3,390	(2)

					74,575	71,511
Indra Holdings Corp.	Designer, marketer, and distributor of rain and cold weather products	Second lien senior secured loan ($80,000 par due 11/2021)	8.50% (Libor + 7.50%/Q)	5/1/2014	78,987	72,000	(2)(21)
Matrixx Initiatives, Inc. and Wonder Holdings Acquisition Corp.	Developer and marketer of OTC healthcare products	Warrant to purchase up to 1,654,678 shares of common stock		7/27/2011	—	505	(2)
		Warrant to purchase up to 1,120 shares of preferred stock		7/27/2011	—	1,342	(2)

					—	1,847
Oak Parent, Inc.	Manufacturer of athletic apparel	First lien senior secured loan ($2,586 par due 4/2018)	7.61% (Libor + 7.00%/Q)	4/2/2012	2,582	2,586	(3)(21)
		First lien senior secured loan ($8,232 par due 4/2018)	7.61% (Libor + 7.00%/Q)	4/2/2012	8,216	8,232	(4)(21)

					10,798	10,818
PG-ACP Co-Invest, LLC	Supplier of medical uniforms, specialized medical footwear and accessories	Class A membership units (1,000,0000 units)		8/29/2012	1,000	1,937	(2)
Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.	Provider of branded lawn and garden products	Second lien senior secured loan ($66,000 par due 6/2021)	9.54% (Libor + 8.54%/Q)	12/23/2014	65,683	66,000	(2)(21)
		Common stock (30,000 shares)		12/23/2014	3,000	4,138	(2)

					68,683	70,138
SHO Holding I Corporation	Manufacturer and distributor of slip resistant footwear	Second lien senior secured loan ($100,000 par due 4/2023)	9.50% (Libor + 8.50%/Q)	10/27/2015	97,497	98,000	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Shock Doctor, Inc. and Shock Doctor Holdings, LLC(7)	Developer, marketer and distributor of sports protection equipment and accessories	Second lien senior secured loan ($89,425 par due 10/2021)	11.50% (Libor + 10.50%/Q)	4/22/2015	89,425	89,425	(2)(21)
		Class A preferred units (50,000 units)		3/14/2014	5,000	5,299	(2)
		Class C preferred units (50,000 units)		4/22/2015	5,000	5,299	(2)

					99,425	100,023

The Hygenic Corporation	Designer, manufacturer and marketer of branded wellness products	Second lien senior secured loan ($70,000 par due 4/2021)	9.75% (Libor + 8.75%/Q)	2/27/2015	70,000	68,600	(2)(21)
The Step2 Company, LLC(8)	Toy manufacturer	Second lien senior secured loan ($27,583 par due 9/2019)	10.00%	4/1/2010	27,484	27,583	(2)
		Second lien senior secured loan ($4,500 par due 9/2019)	10.00%	3/13/2014	4,500	4,500	(2)
		Second lien senior secured loan ($43,196 par due 9/2019)		4/1/2010	30,802	12,527	(2)(20)
		Common units (1,116,879 units)		4/1/2011	24	—
		Class B common units (126,278,000 units)		10/30/2014	—	—	(2)
		Warrant to purchase up to 3,157,895 units		4/1/2010	—	—

					62,810	44,610

Varsity Brands Holding Co., Inc., Hercules Achievement, Inc., Hercules Achievement Holdings, Inc. and Hercules VB Holdings, Inc.	Leading manufacturer and distributor of textiles, apparel & luxury goods	Second lien senior secured loan ($55,576 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	55,090	55,576	(2)(21)
		Second lien senior secured loan ($91,697 par due 12/2022)	9.75% (Libor + 8.75%/Q)	12/11/2014	90,901	91,697	(2)(21)
		Common stock (3,353,370 shares)		12/11/2014	3,353	4,372	(2)
		Common stock (3,353,371 shares)		12/11/2014	4,147	5,406	(2)

					153,491	157,051

					717,266	696,535		13.46%

Power Generation
Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	First lien senior secured loan ($3,900 par due 7/2017)	9.62%	12/16/2013	3,773	3,900	(2)
		Series B preferred stock (74,449 shares)		2/26/2014	250	400	(2)
		Warrant to purchase up to 59,524 units of Series B preferred stock		12/16/2013	146	120	(2)

					4,169	4,420

Bicent (California) Holdings LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($49,507 par due 2/2021)	8.25% (Libor + 7.25%/Q)	2/6/2014	49,507	49,507	(2)(21)

Brush Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($44,863 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	44,863	44,863	(2)(21)
		First lien senior secured loan ($500 par due 8/2020)	7.75% (Base Rate + 4.25%/Q)	8/1/2013	500	500	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		First lien senior secured loan ($2,271 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	2,271	2,271	(2)(21)
		First lien senior secured loan ($6 par due 8/2020)	7.75% (Base Rate + 4.25%/Q)	8/1/2013	6	6	(2)(21)
		First lien senior secured loan ($9,720 par due 8/2020)	6.25% (Libor + 5.25%/Q)	8/1/2013	9,720	9,720	(4)(21)
		First lien senior secured loan ($108 par due 8/2020)	7.75% (Base Rate + 4.25%/Q)	8/1/2013	108	108	(4)(21)

					57,468	57,468

CPV Maryland Holding Company II, LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($44,460 par due 12/2020)	5.00% Cash, 5.00% PIK	8/8/2014	44,460	41,348	(2)
		Warrant to purchase up to 4 units of common stock		8/8/2014	—	200	(2)

					44,460	41,548

DESRI VI Management Holdings, LLC	Wind power generation facility operator	Senior subordinated loan ($25,000 par due 12/2021)	9.75%	12/24/2014	25,000	25,000	(2)
		Non-Controlling units (10.0 units)		12/24/2014	1,483	1,378	(2)

					26,483	26,378

Grant Wind Holdings II, LLC	Wind power generation facility	Senior subordinated loan ($23,400 par due 7/2016)	10.00%	9/8/2015	23,400	23,400	(2)

Green Energy Partners, Stonewall LLC and Panda Stonewall Intermediate Holdings II LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($25,000 par due 11/2021)	6.50% (Libor + 5.50%/Q)	11/13/2014	24,753	23,000	(2)(21)
		Senior subordinated loan ($18,508 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	18,508	17,398	(2)
		Senior subordinated loan ($86,519 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	86,519	81,328	(2)

					129,780	121,726

Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation(25)	Renewable fuel and chemical production developer	First lien senior secured loan ($10,000 par due 10/2018)	10.00% (Libor + 9.00%/M)	3/31/2015	9,881	10,000	(2)(21)
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock		7/25/2013	—	13	(2)(9)

					9,881	10,013

La Paloma Generating Company, LLC	Natural gas fired, combined cycle plant operator	Second lien senior secured loan ($10,000 par due 2/2020)		2/20/2014	9,469	3,000	(2)(20)

Moxie Liberty LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($35,000 par due 8/2020)	7.50% (Libor + 6.50%/Q)	8/21/2013	34,714	33,250	(2)(21)

Moxie Patriot LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($35,000 par due 12/2020)	6.75% (Libor + 5.75%/Q)	12/19/2013	34,720	32,550	(2)(21)

Panda Power Annex Fund Hummel Holdings II LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($73,566 par due 10/2016)	12.00% PIK	10/27/2015	73,068	73,566	(2)

Panda Sherman Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($32,104 par due 9/2018)	9.00% (Libor + 7.50%/Q)	9/14/2012	32,104	28,893	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Panda Temple Power II, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($20,000 par due 4/2019)	7.25% (Libor + 6.00%/Q)	4/3/2013	19,887	17,800	(2)(21)

Panda Temple Power, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($24,813 par due 3/2022)	7.25% (Libor + 6.25%/Q)	3/6/2015	23,654	22,083	(2)(21)

PERC Holdings 1 LLC	Operator of recycled energy, combined heat and power, and energy efficiency facilities	Class B common units (21,653,543 units)		10/20/2014	21,654	23,299	(2)

					594,418	568,901		11.00%

Manufacturing
Cambrios Technologies Corporation	Nanotechnology-based solutions for electronic devices and computers	Warrant to purchase up to 400,000 shares of Series D-4 convertible preferred stock		8/7/2012	—	13	(2)

Chariot Acquisition, LLC(25)	Distributor and designer of aftermarket golf cart parts and accessories	First lien senior secured loan ($59,318 par due 9/2021)	7.25% (Libor + 6.25%/Q)	9/30/2015	59,318	59,318	(2)(21)(28)

Component Hardware Group, Inc.(25)	Commercial equipment	First lien senior secured revolving loan ($2,241 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	2,241	2,218	(2)(21)
		First lien senior secured loan ($8,062 par due 7/2019)	5.50% (Libor + 4.50%/Q)	7/1/2013	8,062	7,982	(4)(21)

					10,303	10,200

Harvey Tool Company, LLC and Harvey Tool Holding, LLC(25)	Cutting tool provider to the metalworking industry	Senior subordinated loan ($27,925 par due 9/2020)	11.00%	8/13/2015	27,925	27,925	(2)
		Class A membership units (750 units)		3/28/2014	896	1,444	(2)

					28,821	29,369

Ioxus, Inc.	Energy storage devices	First lien senior secured loan ($10,168 par due 11/2017)	10.00% Cash, 2.00% PIK	4/29/2014	9,957	8,643	(2)
		Warrant to purchase up to 717,751 shares of Series AA preferred stock		4/29/2014	—	—	(2)

					9,957	8,643

KPS Global LLC	Walk-in cooler and freezer systems	First lien senior secured loan ($50,000 par due 12/2020)	9.63% (Libor + 8.63%/Q)	12/4/2015	50,000	50,000	(2)(21)

MacLean-Fogg Company and MacLean-Fogg Holdings, L.L.C.	Manufacturer and supplier for the power utility and automotive markets worldwide	Senior subordinated loan ($96,992 par due 10/2025)	10.50% Cash, 3.00% PIK	10/31/2013	96,992	96,992	(2)
		Preferred units (70,183 units)	4.50% Cash, 9.25% PIK	10/9/2015	70,782	70,782

					167,774	167,774

MWI Holdings, Inc.	Engineered springs, fasteners, and other precision components	First lien senior secured loan ($14,164 par due 3/2019)	7.375% (Libor + 6.125%/Q)	10/30/2015	14,164	14,164	(2)(21)
		First lien senior secured loan ($28,102 par due 3/2019)	9.375% (Libor + 8.125%/Q)	6/15/2011	28,102	28,102	(3)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		First lien senior secured loan ($19,879 par due 3/2019)	9.375% (Libor + 8.125%/Q)	6/15/2011	19,879	19,879	(4)(21)

					62,145	62,145

Niagara Fiber Intermediate Corp.(25)	Insoluble fiber filler products	First lien senior secured revolving loan ($1,881 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	1,870	1,505	(2)(21)
		First lien senior secured loan ($1,430 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	1,421	1,144	(2)(21)
		First lien senior secured loan ($13,649 par due 5/2018)	6.75% (Libor + 5.50%/Q)	5/8/2014	13,567	10,919	(2)(21)

					16,858	13,568

Nordco Inc.(25)	Railroad maintenance-of-way machinery	First lien senior secured revolving loan ($3,750 par due 8/2020)	8.75% (Base Rate + 5.25%/Q)	8/26/2015	3,750	3,713	(2)(21)
		First lien senior secured loan ($70,250 par due 8/2020)	7.25% (Libor + 6.25%/Q)	8/26/2015	70,250	69,548	(2)(21)(28)
		First lien senior secured loan ($188 par due 8/2020)	8.75% (Base Rate + 5.25%/Q)	8/26/2015	188	186	(2)(21)(28)

					74,188	73,447

Pelican Products, Inc.	Flashlights	Second lien senior secured loan ($40,000 par due 4/2021)	9.25% (Libor + 8.25%/Q)	4/11/2014	39,955	38,400	(2)(21)

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1,000	—	(2)

SI Holdings, Inc.	Elastomeric parts, mid-sized composite structures, and composite tooling	Common stock (1,500 shares)		5/30/2014	1,500	1,483	(2)

TPTM Merger Corp.(25)	Time temperature indicator products	First lien senior secured revolving loan ($750 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/12/2013	750	743	(2)(21)
		First lien senior secured loan ($22,000 par due 9/2018)	9.42% (Libor + 8.42%/Q)	9/12/2013	22,000	21,780	(3)(21)
		First lien senior secured loan ($10,000 par due 9/2018)	9.42% (Libor + 8.42%/Q)	9/12/2013	10,000	9,900	(4)(21)

					32,750	32,423

					554,569	546,783		10.57%

Business Services
2329497 Ontario Inc.(9)	Outsourced data center infrastructure and related services provider	Second lien senior secured loan ($42,480 par due 6/2019)	10.50% (Libor + 9.25%/M)	12/13/2013	43,096	26,023	(2)(21)

Brandtone Holdings Limited(9)(25)	Mobile communications and marketing services provider	First lien senior secured loan ($5,674 par due 11/2018)	9.50% (Libor + 8.50%/M)	5/11/2015	5,532	5,674	(2)(21)
		First lien senior secured loan ($3,296 par due 1/2019)	9.50% (Libor + 8.50%/M)	5/11/2015	3,209	3,296	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrant to purchase up to 115,002 units of Series Three participating convertible preferred ordinary shares		5/11/2015	—	1	(2)

					8,741	8,971

CallMiner, Inc.	Provider of cloud-based conversational analytics solutions	First lien senior secured loan ($3,515 par due 5/2018)	10.00%	7/23/2014	3,499	3,515	(2)
		First lien senior secured loan ($1,939 par due 9/2018)	10.00%	7/23/2014	1,929	1,939	(2)
		Warrant to purchase up to 2,350,636 shares of Series 1 preferred stock		7/23/2014	—	—	(2)

					5,428	5,454

CIBT Holdings, Inc. and CIBT Investment Holdings, LLC(25)	Expedited travel document processing services	Class A shares (2,500 shares)		12/15/2011	2,500	4,563	(2)

CMW Parent LLC (fka Black Arrow, Inc.)	Multiplatform media firm	Series A units (32 units)		9/11/2015	—	—	(2)

Command Alkon, Incorporated and CA Note Issuer, LLC	Software solutions provider to the ready-mix concrete industry	Second lien senior secured loan ($10,000 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	10,000	10,000	(2)(21)
		Second lien senior secured loan ($11,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	11,500	11,500	(2)(21)
		Second lien senior secured loan ($26,500 par due 8/2020)	9.25% (Libor + 8.25%/Q)	9/28/2012	26,500	26,500	(2)(21)
		Senior subordinated loan ($20,301 par due 8/2021)	14.00% PIK	8/8/2014	20,301	20,301	(2)

					68,301	68,301

Compuware Parent, LLC	Web and mobile cloud performance testing and monitoring services provider	Class A-1 common stock (4,132 units)		12/15/2014	2,250	2,038	(2)
		Class B-1 common stock (4,132 units)		12/15/2014	450	408	(2)
		Class C-1 common stock (4,132 units)		12/15/2014	300	272	(2)
		Class A-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class B-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class C-2 common stock (4,132 units)		12/15/2014	—	—	(2)

					3,000	2,718

Directworks, Inc. and Co-Exprise Holdings, Inc.(25)	Provider of cloud-based software solutions for direct materials sourcing and supplier management for manufacturers	First lien senior secured loan ($2,333 par due 4/2018)	10.25% (Libor + 9.25%/M)	12/19/2014	2,333	2,287	(2)(21)
		Warrant to purchase up to 1,875,000 shares of Series 1 preferred stock		12/19/2014	—	—	(2)

					2,333	2,287

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
DTI Holdco, Inc. and OPE DTI Holdings, Inc.	Provider of legal process outsourcing and managed services	First lien senior secured loan ($990 par due 8/2020)	5.75% (Libor + 4.75%/Q)	8/19/2014	990	950	(2)(21)
		Class A common stock (7,500 shares)		8/19/2014	7,500	6,361	(2)
		Class B common stock (7,500 shares)		8/19/2014	—	—	(2)

					8,490	7,311

EN Engineering, L.L.C.(25)	Engineering and consulting services to natural gas, electric power and other energy & industrial end markets	First lien senior secured loan ($2,568 par due 6/2021)	8.50% (Base Rate + 5.00%/Q)	6/30/2015	2,568	2,568	(2)(21)(28)
		First lien senior secured loan ($22,368 par due 6/2021)	7.00% (Libor + 6.00%/Q)	6/30/2015	22,229	22,368	(2)(21)(28)

					24,797	24,936

Faction Holdings, Inc. and The Faction Group LLC (fka PeakColo Holdings, Inc.)(25)	Wholesaler of cloud-based software applications and services	First lien senior secured revolving loan ($2,000 par due 11/2017)	7.75% (Base Rate + 4.25%/Q)	11/3/2014	2,000	2,000	(2)(21)
		First lien senior secured loan ($4,000 par due 5/2019)	9.75% (Libor + 8.75%/Q)	11/3/2014	3,932	4,000	(2)(21)
		First lien senior secured loan ($3,000 par due 12/2019)	9.75% (Libor + 8.75%/Q)	12/3/2015	3,000	3,000	(2)(21)
		Warrant to purchase up to 1,481 shares of Series A preferred stock		12/3/2015	—	—	(2)
		Warrant to purchase up to 2,037 shares of Series A preferred stock		11/3/2014	93	147	(2)

					9,025	9,147

First Insight, Inc.	Software company providing merchandising and pricing solutions to companies worldwide	Warrant to purchase up to 122,827 units of Series C preferred stock		3/20/2014	—	13	(2)

HCPro, Inc. and HCP Acquisition Holdings, LLC(8)	Healthcare compliance advisory services	Senior subordinated loan ($9,810 par due 5/2015)		3/5/2013	2,691	—	(2)(20)
		Class A units (14,293,110 units)		6/26/2008	12,793	—	(2)

					15,484	—

iControl Networks, Inc. and uControl Acquisition, LLC	Software and services company for the connected home market	Second lien senior secured loan ($20,000 par due 3/2019)	9.50% (Libor + 8.50%/Q)	2/19/2015	19,684	20,075	(2)(19)(21)
		Warrant to purchase up to 385,616 shares of Series D preferred stock		2/19/2015	—	173	(2)

					19,684	20,248

IfByPhone Inc.	Voice-based marketing automation software provider	Warrant to purchase up to 124,300 shares of Series C preferred stock		10/15/2012	88	71	(2)

Interactions Corporation	Developer of a speech recognition software based customer interaction system	Second lien senior secured loan ($2,500 par due 7/2019)	9.85% (Libor + 8.85%/Q)	6/16/2015	2,196	2,500	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Second lien senior secured loan ($22,500 par due 7/2019)	9.85% (Libor + 8.85%/Q)	6/16/2015	22,155	22,500	(5)(21)
		Warrant to purchase up to 68,187 shares of Series G-3 convertible preferred stock		6/16/2015	303	303	(2)

					24,654	25,303

Investor Group Services, LLC(7)	Business consulting for private equity and corporate clients	Limited liability company membership interest (5.17% interest)		6/22/2006	—	360

iPipeline, Inc., Internet Pipeline, Inc. and iPipeline Holdings, Inc.(25)	Provider of software solutions to the insurance and financial services industry	First lien senior secured loan ($11,970 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	11,970	11,970	(2)(21)
		First lien senior secured loan ($44,888 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	44,888	44,888	(3)(21)
		First lien senior secured loan ($14,963 par due 8/2022)	8.25% (Libor + 7.25%/Q)	8/4/2015	14,963	14,963	(4)(21)
		Preferred stock (1,485 shares)		8/4/2015	1,485	1,912	(2)
		Common stock (647,542 shares)		8/4/2015	15	—	(2)

					73,321	73,733

IronPlanet, Inc.	Online auction platform provider for used heavy equipment	Warrant to purchase to up to 133,333 shares of Series C preferred stock		9/24/2013	214	214	(2)

Itel Laboratories, Inc.(25)	Data services provider for building materials to property insurance industry	Preferred units (1,798,391 units)		6/29/2012	1,000	1,183	(2)

Market Track Holdings, LLC	Business media consulting services company	Preferred stock (1,685 shares)		12/13/2013	2,221	2,362
		Common stock (16,251 shares)		12/13/2013	2,221	2,304

					4,442	4,666

Maximus Holdings, LLC	Provider of software simulation tools and related services	Warrant to purchase up to 1,050,013 shares of common stock		12/13/2013	—	—

Ministry Brands, LLC and MB Parent Holdings, LLC(25)	Software and payment services provider to faith-based institutions	First lien senior secured loan ($1,571 par due 11/2021)	5.25% (Libor + 4.25%/Q)	11/20/2015	1,571	1,571	(2)(21)
		First lien senior secured loan ($16,688 par due 11/2021)	10.75% (Libor + 9.75%/Q)	11/20/2015	16,688	16,688	(2)(21)
		First lien senior secured loan ($34,250 par due 11/2021)	10.75% (Libor + 9.75%/Q)	11/20/2015	33,912	34,250	(2)(21)
		Class A common units (2,000,000 units)		11/20/2015	2,000	2,000

					54,171	54,509

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Multi-Ad Services, Inc.(7)	Marketing services and software provider	Preferred units (1,725,280 units)		4/1/2010	—	404
		Common units (1,725,280 units)		4/1/2010	—	—

					—	404

MVL Group, Inc.(8)	Marketing research provider	Senior subordinated loan ($441 par due 7/2012)		4/1/2010	226	226	(2)(20)
		Common stock (560,716 shares)		4/1/2010	—	—	(2)

					226	226

NAS, LLC, Nationwide Marketing Group, LLC and Nationwide Administrative Services, Inc.	Buying and marketing services organization for appliance, furniture and consumer electronics dealers	Second lien senior secured loan ($24,100 par due 12/2021)	9.75% (Libor + 8.75%/Q)	6/1/2015	24,100	23,136	(2)(21)

PHL Investors, Inc., and PHL Holding Co.(8)	Mortgage services	Class A common stock (576 shares)		7/31/2012	3,768	—	(2)

Poplicus Incorporated	Business intelligence and market analytics platform provider	First lien senior secured loan ($5,000 par due 7/2019)	8.50% (Libor + 7.50%/M)	6/25/2015	4,759	4,900	(5)(21)
		Warrant to purchase up to 2,402,991 shares of Series C preferred stock		6/25/2015	125	125	(5)

					4,884	5,025

PowerPlan, Inc. and Project Torque Ultimate Parent Corporation	Fixed asset financial management software provider	Second lien senior secured loan ($30,000 par due 2/2023)	10.75% (Libor + 9.75%/Q)	2/23/2015	29,742	30,000	(2)(21)
		Second lien senior secured loan ($50,000 par due 2/2023)	10.75% (Libor + 9.75%/Q)	2/23/2015	49,557	50,000	(3)(21)
		Class A common stock (1,980 shares)		2/23/2015	1,980	2,592	(2)
		Class B common stock (989,011 shares)		2/23/2015	20	26	(2)

					81,299	82,618

Powersport Auctioneer Holdings, LLC	Powersport vehicle auction operator	Common units (1,972 units)		3/2/2012	1,000	1,130	(2)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	250	235	(2)

Rocket Fuel Inc.	Provider of open and integrated software for digital marketing optimization	Common stock (11,405 units)		9/9/2014	40	20	(2)

Sonian Inc.	Cloud-based email archiving platform	First lien senior secured loan ($7,500 par due 9/2019)	9.00% (Libor + 8.00%/M)	9/9/2015	7,308	7,350	(5)(21)
		Warrant to purchase up to 169,045 shares of Series C preferred stock		9/9/2015	93	93	(5)

					7,401	7,443

Talari Networks, Inc.	Networking equipment provider	First lien senior secured loan ($6,000 par due 12/2018)	9.75% (Libor + 8.75%/M)	8/3/2015	5,901	6,000	(5)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
		Warrant to purchase up to 421,052 shares of Series D-1 preferred stock		8/3/2015	50	50	(5)

					5,951	6,050

TraceLink, Inc.(25)	Supply chain management software provider for the pharmaceutical industry	First lien senior secured loan ($4,500 par due 1/2019)	8.50% (Libor + 7.00%/M)	1/2/2015	4,413	4,500	(2)(21)
		Warrant to purchase up to 283,353 shares of Series A-2 preferred stock		1/2/2015	146	1,041	(2)

					4,559	5,541

Velocity Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,713,546 units)		12/13/2013	4,503	2,966

WorldPay Group PLC(9)	Payment processing provider	C2 shares (73,974 shares)		10/21/2015	11	44
		Ordinary shares (1,310,386 shares)		10/21/2015	1,128	5,931

					1,139	5,975

					507,889	480,780		9.29%

Financial Services
AllBridge Financial, LLC(8)	Asset management services	Equity interests		4/1/2010	1,140	8,037

Callidus Capital Corporation(8)	Asset management services	Common stock (100 shares)		4/1/2010	3,000	1,670

Ciena Capital LLC(8)(25)	Real estate and small business loan servicer	First lien senior secured revolving loan ($14,000 par due 12/2016)	6.00%	11/29/2010	14,000	14,000	(2)
		First lien senior secured loan ($500 par due 12/2016)	12.00%	11/29/2010	500	500	(2)
		First lien senior secured loan ($5,000 par due 12/2016)	12.00%	11/29/2010	5,000	5,000	(2)
		First lien senior secured loan ($2,500 par due 12/2016)	12.00%	11/29/2010	2,500	2,500	(2)
		Equity interests		11/29/2010	38,974	20,835	(2)

					60,974	42,835

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28,000 par due 5/2018)	12.75%	5/10/2012	28,000	28,000	(2)

Gordian Acquisition Corp.	Financial services firm	Common stock (526 shares)		11/30/2012	—	—	(2)

Imperial Capital Group LLC	Investment services	Class A common units (40,440 units)		5/10/2007	9,832	14,376	(2)
		2006 Class B common units (13,249 units)		5/10/2007	2	3	(2)
		2007 Class B common units (1,652 units)		5/10/2007	—	—	(2)

					9,834	14,379

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Ivy Hill Asset Management, L.P.(8)(10)	Asset management services	Member interest (100.00% interest)		6/15/2009	170,961	235,526

Javlin Three LLC, Javlin Four LLC, and Javlin Five LLC(10)(25)	Asset-backed financial services	First lien senior secured revolving loan ($50,960 par due 6/2017)	8.48% (Libor + 8.25%/M)	6/24/2014	50,960	50,960	(2)

LSQ Funding Group, L.C. and LM LSQ Investors LLC(10)(25)	Asset based lender	Senior subordinated loan ($30,000 par due 6/2021)	10.50%	6/25/2015	30,000	30,000	(2)
		Membership units (3,000,000 units)		6/25/2015	3,000	2,966

					33,000	32,966

					357,869	414,373		8.01%

Education
Campus Management Corp. and Campus Management Acquisition Corp.(7)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10,520	9,315	(2)

Infilaw Holding, LLC(25)	Operator of for-profit law schools	First lien senior secured revolving loan		8/25/2011	—	—	(23)
		First lien senior secured loan ($3,626 par due 8/2016)	9.50% (Libor + 8.50%/Q)	8/25/2011	3,626	3,626	(3)(21)
		Series A preferred units (124,890 units)	9.50% (Libor + 8.50%/Q)	8/25/2011	124,890	113,650	(2)(21)
		Series B preferred units (3.91 units)		10/19/2012	9,245	9,765	(2)

					137,761	127,041

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	First lien senior secured loan ($1,670 par due 12/2018)	10.50% (Libor + 9.00%/Q)	10/31/2015	1,670	1,670	(2)(21)
		Senior preferred series A-1 shares (163,902 shares)		10/31/2015	119,422	99,514	(2)
		Series B preferred stock (1,750,000 shares)		8/5/2010	5,000	—	(2)
		Series C preferred stock (2,512,586 shares)		6/7/2010	689	—	(2)
		Common stock (20 shares)		6/7/2010	—	—	(2)

					126,781	101,184

Lakeland Tours, LLC	Educational travel provider	First lien senior secured loan ($30,750 par due 6/2020)	9.77% (Libor + 8.77%/Q)	6/9/2015	30,750	30,750	(2)(21)
		First lien senior secured loan ($43,967 par due 6/2020)	9.77% (Libor + 8.77%/Q)	6/9/2015	43,960	43,967	(2)(21)
		First lien senior secured loan ($40,362 par due 6/2020)	9.77% (Libor + 8.77%/Q)	6/9/2015	40,334	40,362	(3)(21)
		Common stock (5,000 shares)		10/4/2011	5,000	9,742	(2)

					120,044	124,821

PIH Corporation(25)	Franchisor of education-based early childhood centers	First lien senior secured revolving loan ($621 par due 12/2018)	7.00% (Libor + 6.00%/Q)	12/13/2013	621	621	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets

R3 Education, Inc. and EIC Acquisitions Corp.	Medical school operator	Preferred stock (1,977 shares)		7/30/2008	494	494	(2)
		Common membership interest (15.76% interest)		9/21/2007	15,800	25,890	(2)
		Warrant to purchase up to 27,890 shares		12/8/2009	—	—	(2)

					16,294	26,384

Regent Education, Inc.(25)	Provider of software solutions designed to optimize the financial aid and enrollment processes	First lien senior secured revolving loan ($1,000 par due 7/2016)	10.00% (Libor + 8.00%/Q)	7/1/2014	1,000	960	(2)(21)
		First lien senior secured loan ($3,000 par due 1/2018)	10.00% (Libor + 8.00%/Q)	7/1/2014	2,927	2,880	(2)(21)
		Warrant to purchase up to 987,771 shares of Series CC preferred stock		7/1/2014	—	62	(2)

					3,927	3,902

Severin Acquisition, LLC(25)	Provider of student information system software solutions to the K-12 education market	Second lien senior secured loan ($4,154 par due 7/2022)	9.75% (Libor + 8.75%/Q)	10/28/2015	4,073	4,071	(2)(21)
		Second lien senior secured loan ($15,000 par due 7/2022)	9.25% (Libor + 8.25%/Q)	7/31/2015	14,718	14,550	(2)(21)

					18,791	18,621

WCI-Quantum Holdings, Inc.	Distributor of instructional products, services and resources	Series A preferred stock (1,272 shares)		10/24/2014	1,000	1,206	(2)

					435,739	413,095		7.99%

Restaurants and Food Services
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	Restaurant owner and operator	First lien senior secured loan ($28,581 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	28,581	25,151	(2)(17)(21)
		First lien senior secured loan ($10,919 par due 12/2018)	9.25% (Libor + 8.25%/Q)	11/27/2006	10,922	9,609	(3)(17)(21)
		Promissory note ($21,972 par due 12/2023)		11/27/2006	13,770	1,641	(2)
		Warrant to purchase up to 23,750 units of Series D common stock		12/18/2013	24	—	(2)

					53,297	36,401

Benihana, Inc.(25)	Restaurant owner and operator	First lien senior secured revolving loan ($969 par due 7/2018)	8.25% (Base Rate + 4.75%/Q)	8/21/2012	969	921	(2)(21)
		First lien senior secured loan ($4,839 par due 1/2019)	7.25% (Libor + 6.00%/Q)	8/21/2012	4,839	4,597	(4)(21)

					5,808	5,518

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
DineInFresh, Inc.	Meal-delivery provider	First lien senior secured loan ($7,500 par due 7/2018)	9.75% (Libor + 8.75%/M)	12/19/2014	7,438	7,500	(2)(21)
		Warrant to purchase up to 143,079 shares of Series A preferred stock		12/19/2014	—	4	(2)

					7,438	7,504

Garden Fresh Restaurant Corp.(25)	Restaurant owner and operator	First lien senior secured revolving loan ($1,100 par due 7/2018)	10.50% (Libor + 9.00%/Q)	10/3/2013	1,100	1,100	(2)(21)(24)
		First lien senior secured loan ($40,688 par due 7/2018)	10.50% (Libor + 9.00%/Q)	10/3/2013	40,688	40,688	(3)(21)

					41,788	41,788

Global Franchise Group, LLC and GFG Intermediate Holding, Inc.	Worldwide franchisor of quick service restaurants	First lien senior secured loan ($62,500 par due 12/2019)	10.53% (Libor + 9.53%/Q)	12/18/2014	62,500	62,500	(3)(21)

Heritage Food Service Group, Inc. and WCI-HFG Holdings, LLC	Distributor of replacement parts for commercial kitchen equipment	Second lien senior secured loan ($31,645 par due 10/2022)	9.50% (Libor + 8.50%/Q)	10/20/2015	31,645	31,012	(2)(21)
		Preferred units (3,000,000 units)		10/20/2015	3,000	3,000	(2)

					34,645	34,012

Orion Foods, LLC(8)	Convenience food service retailer	First lien senior secured loan ($7,536 par due 9/2015)		4/1/2010	7,536	3,699	(2)(20)
		Second lien senior secured loan ($19,420 par due 9/2015)		4/1/2010	—	—	(2)(20)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					7,536	3,699

OTG Management, LLC(25)	Airport restaurant operator	First lien senior secured revolving loan ($2,300 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	2,300	2,300	(2)(21)
		First lien senior secured loan ($10,756 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	10,756	10,756	(2)(21)
		First lien senior secured loan ($22,101 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	22,101	22,101	(2)(21)
		First lien senior secured loan ($24,688 par due 12/2017)	8.75% (Libor + 7.25%/Q)	12/11/2012	24,688	24,688	(3)(21)
		Common units (3,000,000 units)		1/5/2011	3,000	11,451	(2)
		Warrant to purchase up to 7.73% of common units		6/19/2008	100	22,843	(2)

					62,945	94,139

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan ($36,309 par due 2/2019)	8.75% (Libor + 7.75%/Q)	3/13/2014	36,076	35,219	(2)(21)

					312,033	320,780		6.20%

Oil and Gas
Lonestar Prospects, Ltd.	Sand proppant producer and distributor to the oil and natural gas industry	First lien senior secured loan ($25,286 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	25,286	24,022	(2)(21)
		First lien senior secured loan ($49,343 par due 9/2018)	8.50% (Libor + 6.50% Cash, 1.00% PIK/Q)	9/18/2014	49,343	46,876	(3)(21)

					74,629	70,898

Petroflow Energy Corporation	Oil and gas exploration and production company	First lien senior secured loan ($52,539 par due 7/2017)		7/31/2014	49,269	19,807	(2)(20)

Primexx Energy Corporation	Privately-held oil and gas exploration and production company	Second lien senior secured loan ($125,000 par due 1/2020)	10.00% (Libor + 9.00%/M)	7/7/2015	124,524	116,250	(2)(21)

UL Holding Co., LLC and Universal Lubricants, LLC(7)	Manufacturer and distributor of re-refined oil products	Second lien senior secured loan ($12,099 par due 12/2016)		4/30/2012	8,717	9,972	(2)(20)
		Second lien senior secured loan ($51,314 par due 12/2016)		4/30/2012	37,043	42,295	(2)(20)
		Second lien senior secured loan ($5,971 par due 12/2016)		4/30/2012	4,272	4,921	(2)(20)
		Class A common units (533,351 units)		6/17/2011	4,993	—	(2)
		Class B-5 common units (272,834 units)		6/17/2011	2,492	—	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)
		Warrant to purchase up to 654,045 shares of Class A units		5/2/2014	—	—	(2)
		Warrant to purchase up to 26,072 shares of Class B-1 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 52,143 shares of Class B-2 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 26,965 shares of Class B-3 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 73,106 shares of Class B-5 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 54,263 shares of Class B-6 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 952,095 shares of Class C units		5/2/2014	—	—	(2)

					57,517	57,188

					305,939	264,143		5.11%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets

Containers and Packaging
Charter NEX US Holdings, Inc.	Producer of high-performance specialty films used in flexible packaging	Second lien senior secured loan ($16,000 par due 2/2023)	9.25% (Libor + 8.25%/Q)	2/5/2015	15,787	15,680	(2)(21)

GS Pretium Holdings, Inc.	Manufacturer and supplier of high performance plastic containers	Common stock (500,000 shares)		6/2/2014	500	479	(2)

ICSH, Inc.(25)	Industrial container manufacturer, reconditioner and servicer	First lien senior secured revolving loan		8/30/2011	—	—	(2)(23)
		Second lien senior secured loan ($66,000 par due 12/2019)	10.00% (Libor + 9.00%/Q)	12/31/2015	66,000	66,000	(2)(21)

					66,000	66,000

LBP Intermediate Holdings LLC(25)	Manufacturer of paper and corrugated foodservice packaging	First lien senior secured revolving loan		7/10/2015	—	—	(2)(23)
		First lien senior secured loan ($24,425 par due 7/2020)	6.50% (Libor + 5.50%/Q)	7/10/2015	24,153	24,425	(3)(21)
		First lien senior secured loan ($193 par due 7/2020)	8.00% (Base Rate + 4.50%/Q)	7/10/2015	191	193	(3)(21)

					24,344	24,618

Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($142,500 par due 12/2018)	8.50% (Libor + 7.50%/Q)	12/14/2012	142,500	142,500	(2)(21)
		Common stock (50,000 shares)		12/14/2012	3,951	7,270	(2)

					146,451	149,770

					253,082	256,547		4.96%

Food and Beverage
American Seafoods Group LLC and American Seafoods Partners LLC(25)	Harvester and processor of seafood	First lien senior secured loan ($19,850 par due 8/2021)	6.00% (Libor + 5.00%/Q)	8/19/2015	19,598	19,652	(2)(21)
		Second lien senior secured loan ($55,000 par due 2/2022)	10.00% (Libor + 9.00%/Q)	8/19/2015	55,000	53,900	(2)(21)
		Class A units (77,922 units)		8/19/2015	78	75	(2)
		Warrant to purchase up to 7,422,078 Class A units		8/19/2015	7,422	7,160	(2)

					82,098	80,787

Eagle Family Foods Group LLC	Manufacturer and producer of milk products	First lien senior secured loan ($64,775 par due 12/2021)	10.05% (Libor + 9.05%/Q)	12/31/2015	64,277	64,775	(2)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
GF Parent LLC	Producer of low-acid, aseptic food and beverage products	Class A preferred units (2,940 units)		5/13/2015	2,940	2,433	(2)
		Class A common units (59,999.74 units)		5/13/2015	60	—	(2)

					3,000	2,433

Kettle Cuisine, LLC	Manufacturer of fresh refrigerated and frozen food products	Second lien senior secured loan ($28,500 par due 2/2022)	10.50% (Libor + 9.50%/Q)	8/21/2015	28,500	28,500	(2)(21)

KeyImpact Holdings, Inc. and JWC/KI Holdings, LLC(25)	Foodservice sales and marketing agency	First lien senior secured loan ($46,250 par due 11/2021)	7.13% (Libor + 6.13%/Q)	11/16/2015	46,250	45,788	(2)(21)(28)
		Membership units (5,000 units)		11/16/2015	5,000	5,000	(2)

					51,250	50,788

					229,125	227,283		4.39%

Automotive Services
AEP Holdings, Inc. and Arrowhead Holdco Company	Distributor of non-discretionary, mission-critical aftermarket replacement parts	First lien senior secured loan ($45,346 par due 8/2021)	7.25% (Libor + 6.25%/Q)	8/31/2015	45,346	44,893	(2)(21)(28)
		First lien senior secured loan ($904 par due 8/2021)	8.75% (Base Rate + 5.25%/Q)	8/31/2015	904	895	(2)(21)(28)
		Common stock (2,500 shares)		8/31/2015	2,500	2,518	(2)

					48,750	48,306

ChargePoint, Inc.	Developer and operator of electric vehicle charging stations	First lien senior secured loan ($10,000 par due 7/2019)	9.75% (Libor + 8.75%/M)	12/24/2014	9,821	10,000	(2)(21)
		First lien senior secured loan ($10,000 par due 1/2019)	9.75% (Libor + 8.75%/M)	12/24/2014	9,567	10,000	(2)(21)
		Warrant to purchase up to 404,563 shares of Series E preferred stock		12/24/2014	327	327	(2)

					19,715	20,327

Dent Wizard International Corporation and DWH Equity Investors, L.P.	Automotive reconditioning services	Second lien senior secured loan ($50,000 par due 10/2020)	10.25% (Libor + 9.25%/Q)	4/7/2015	50,000	50,000	(3)(21)
		Class A Common Stock (10,000 shares)		4/7/2015	333	456	(2)
		Class B Common Stock (20,000 shares)		4/7/2015	667	911	(2)

					51,000	51,367

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Eckler Industries, Inc.(25)	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($2,000 par due 7/2017)	8.50% (Base Rate + 5.00%/Q)	7/12/2012	2,000	1,940	(2)(21)
		First lien senior secured loan ($7,054 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	7,054	6,842	(2)(21)
		First lien senior secured loan ($26,581 par due 7/2017)	7.25% (Libor + 6.00%/Q)	7/12/2012	26,581	25,784	(3)(21)
		Series A preferred stock (1,800 shares)		7/12/2012	1,800	—	(2)
		Common stock (20,000 shares)		7/12/2012	200	—	(2)

					37,635	34,566

EcoMotors, Inc.	Engine developer	First lien senior secured loan ($11,480 par due 3/2018)	11.00%	9/1/2015	10,855	11,480	(2)
		Warrant to purchase up to 321,888 shares of Series C preferred stock		12/28/2012	—	347	(2)
		Warrant to purchase up to 70,000 shares of Series C preferred stock		2/24/2015	—	—	(2)

					10,855	11,827

Simpson Performance Products, Inc.	Provider of motorsports safety equipment	First lien senior secured loan ($5,006 par due 2/2020)	9.80% (Libor + 8.80%/Q)	10/19/2015	5,006	5,006	(2)(21)
		First lien senior secured loan ($19,500 par due 2/2020)	9.80% (Libor + 8.80%/Q)	2/20/2015	19,500	19,500	(3)(21)

					24,506	24,506

SK SPV IV, LLC	Collision repair site operators	Series A common stock (12,500 units)		8/18/2014	571	2,679	(2)
		Series B common stock (12,500 units)		8/18/2014	571	2,679	(2)

					1,142	5,358

TA THI Buyer, Inc. and TA THI Parent, Inc.	Collision repair company	Series A preferred stock (50,000 shares)		7/28/2014	5,000	9,297	(2)

					198,603	205,554		3.97%

Commercial Real Estate Finance
10th Street, LLC and New 10th Street, LLC(8)	Real estate holding company	First lien senior secured loan ($25,320 par due 11/2019)	7.00% Cash, 1.00% PIK	3/31/2014	25,320	25,320	(2)
		Senior subordinated loan ($27,235 par due 11/2019)	7.00% Cash, 1.00% PIK	4/1/2010	27,235	27,235	(2)
		Member interest (10.00% interest)		4/1/2010	594	44,520
		Option (25,000 units)		4/1/2010	25	25

					53,174	97,100

Commons R-3, LLC	Real estate developer	Real estate equity interests		4/1/2010	—	135

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Crescent Hotels & Resorts, LLC and affiliates(8)	Hotel operator	Senior subordinated loan ($2,236 par due 9/2011)	15.00%	4/1/2010	—	2,670	(2)
		Common equity interest		4/1/2010	—	—

					—	2,670

					53,174	99,905		1.93%

Chemicals
Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	Warrant to purchase 322,422 shares of Series D preferred stock		3/28/2013	—	6	(2)

K2 Pure Solutions Nocal, L.P.(25)	Chemical Producer	First lien senior secured revolving loan ($5,000 par due 8/2019)	9.125% (Libor + 8.125%/M)	8/19/2013	5,000	4,900	(2)(21)
		First lien senior secured loan ($20,694 par due 8/2019)	8.00% (Libor + 7.00%/M)	8/19/2013	20,694	20,280	(2)(21)
		First lien senior secured loan ($38,500 par due 8/2019)	8.00% (Libor + 7.00%/M)	8/19/2013	38,500	37,730	(3)(21)
		First lien senior secured loan ($19,250 par due 8/2019)	8.00% (Libor + 7.00%/M)	8/19/2013	19,250	18,865	(4)(21)

					83,444	81,775

Kinestral Technologies, Inc.	Designer of adaptive, dynamic glass for the commercial and residential markets	First lien senior secured loan ($10,000 par due 10/2018)	8.75% (Libor + 7.75%/M)	4/22/2014	9,856	10,000	(2)(21)
		Warrant to purchase up to 325,000 shares of Series A preferred stock		4/22/2014	73	151	(2)
		Warrant to purchase up to 131,883 shares of Series B preferred stock		4/9/2015	—	—	(2)

					9,929	10,151

Liquid Light, Inc.	Developer and licensor of process technology for the conversion of carbon dioxide into major chemicals	First lien senior secured loan ($2,556 par due 11/2017)	10.00%	8/13/2014	2,518	2,556	(2)
		Warrant to purchase up to 86,009 shares of Series B preferred stock		8/13/2014	77	74	(2)

					2,595	2,630

					95,968	94,562		1.83%

Hotel Services
Aimbridge Hospitality Holdings, LLC(25)	Hotel operator	First lien senior secured loan ($18,305 par due 10/2018)	8.25% (Libor + 7.00%/Q)	7/15/2015	18,066	18,305	(2)(15)(21)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Castle Management Borrower LLC	Hotel operator	First lien senior secured loan ($5,940 par due 9/2020)	5.50% (Libor + 4.50%/Q)	10/17/2014	5,940	5,940	(2)(21)
		Second lien senior secured loan ($10,000 par due 3/2021)	11.00% (Libor + 10.00%/Q)	10/17/2014	10,000	10,000	(2)(21)
		Second lien senior secured loan ($55,000 par due 3/2021)	11.00% (Libor + 10.00%/Q)	10/17/2014	55,000	55,000	(2)(21)

					70,940	70,940

					89,006	89,245		1.73%

Aerospace and Defense
Cadence Aerospace, LLC	Aerospace precision components manufacturer	First lien senior secured loan ($4,074 par due 5/2018)	6.50% (Libor + 5.25%/Q)	5/15/2012	4,057	4,074	(4)(21)
		Second lien senior secured loan ($79,657 par due 5/2019)	10.50% (Libor + 9.25%/Q)	5/10/2012	79,657	77,267	(2)(21)

					83,714	81,341

Wyle Laboratories, Inc. and Wyle Holdings, Inc.	Provider of specialized engineering, scientific and technical services	Senior preferred stock (775 shares)	8.00% PIK	1/17/2008	131	131	(2)
		Common stock (1,885,195 shares)		1/17/2008	2,291	2,504	(2)

					2,422	2,635

					86,136	83,976		1.62%

Environmental Services
RE Community Holdings II, Inc., Pegasus Community Energy, LLC., and MPH Energy Holdings, LP	Operator of municipal recycling facilities	Preferred stock (1,000 shares)		3/1/2011	8,839	—	(2)
		Limited partnership interest (3.13% interest)		1/8/2014	—	—	(2)

					8,839	—

Waste Pro USA, Inc	Waste management services	Second lien senior secured loan ($76,725 par due 10/2020)	8.50% (Libor + 7.50%/Q)	10/15/2014	76,725	76,725	(2)(21)

					85,564	76,725		1.48%

Health Clubs
Athletic Club Holdings, Inc.(25)	Premier health club operator	First lien senior secured loan ($41,000 par due 10/2020)	9.50% (Libor + 8.50%/Q)	10/11/2007	41,000	41,000	(2)(21)

CFW Co-Invest, L.P., NCP Curves, L.P. and Curves International Holdings, Inc.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4,152	3,767	(2)
		Common stock (1,680 shares)		11/12/2014	—	—	(2)(9)
		Limited partnership interest (2,218,235 shares)		7/31/2012	2,218	2,012	(2)(9)

					6,370	5,779

					47,370	46,779		0.90%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Wholesale Distribution
Flow Solutions Holdings, Inc.	Distributor of high value fluid handling, filtration and flow control products	Second lien senior secured loan ($6,000 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	6,000	5,820	(2)(21)
		Second lien senior secured loan ($29,500 par due 10/2018)	10.00% (Libor + 9.00%/Q)	12/16/2014	29,500	28,615	(2)(21)

					35,500	34,435

					35,500	34,435		0.67%

Retail
Paper Source, Inc. and Pine Holdings, Inc.(25)	Retailer of fine and artisanal paper products	First lien senior secured loan ($9,800 par due 9/2018)	7.25% (Libor + 6.25%/Q)	9/23/2013	9,800	9,800	(4)(21)
		Class A common stock (36,364 shares)		9/23/2013	6,000	7,056	(2)

					15,800	16,856

Things Remembered, Inc. and TRM Holdings Corporation(25)	Personalized gifts retailer	First lien senior secured revolving loan ($3,167 par due 5/2017)		5/24/2012	3,126	1,868	(2)(20)
		First lien senior secured loan ($12,878 par due 5/2018)		5/24/2012	12,606	7,598	(4)(20)

					15,732	9,466

					31,532	26,322		0.51%

Telecommunications
Adaptive Mobile Security Limited(9)	Developer of security software for mobile communications networks	First lien senior secured loan ($3,039 par due 7/2018)	10.00% (Libor + 9.00%/M)	1/16/2015	3,196	3,189	(2)(19)(21)
		First lien senior secured loan ($769 par due 10/2018)	10.00% (Libor + 9.00%/M)	1/16/2015	807	807	(2)(19)(21)

					4,003	3,996

American Broadband Communications, LLC, American Broadband Holding Company, and Cameron Holdings of NC, Inc.	Broadband communication services	Warrant to purchase up to 208 shares		11/7/2007	—	7,249
		Warrant to purchase up to 200 shares		9/1/2010	—	6,970

					—	14,219

Startec Equity, LLC(8)	Communication services	Member interest		4/1/2010	—	—

Wilcon Holdings LLC	Communications infrastructure provider	Class A common stock (2,000,000 shares)		12/13/2013	1,829	2,620

					5,832	20,835		0.40%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Printing, Publishing and Media
Batanga, Inc.(25)	Independent digital media company	First lien senior secured revolving loan ($3,000 par due 6/2016)	10.00%	10/31/2012	3,000	3,000	(2)
		First lien senior secured loan ($6,590 par due 6/2017)	10.60%	10/31/2012	6,590	6,650	(2)(19)

					9,590	9,650

Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30)%		5/18/2012	—	—

The Teaching Company, LLC and The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (10,663 shares)		9/29/2006	1,066	3,875	(2)
		Common stock (15,393 shares)		9/29/2006	3	9	(2)

					1,069	3,884

					10,659	13,534		0.26%

Computers and Electronics
Everspin Technologies, Inc.(25)	Designer and manufacturer of computer memory solutions	First lien senior secured loan ($8,000 par due 6/2019)	8.75% (Libor + 7.75%/M)	6/5/2015	7,533	7,840	(5)(21)
		Warrant to purchase up to 480,000 shares of Series B preferred stock		6/5/2015	355	355	(5)

					7,888	8,195

Liquid Robotics, Inc.	Ocean data services provider utilizing long duration, autonomous surface vehicles	First lien senior secured loan ($5,000 par due 5/2019)	9.00% (Libor + 8.00%/M)	10/29/2015	4,876	4,900	(5)(21)
		Warrant to purchase up to 50,263 shares of Series E preferred stock		10/29/2015	76	74	(5)

					4,952	4,974

					12,840	13,169		0.26%

					$9,147,646	$9,055,496		175.04%

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act. In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of December 31, 2015 represented 175% of the Company's net assets or 95% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP, are pledged as collateral for the Revolving Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary ACJB, are pledged as collateral for the SMBC Funding Facility and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
These assets are owned by the Company's consolidated subsidiary AVF LP, are pledged as collateral for the SBA Debentures and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than AVF LP's obligations (see Note 5 to the consolidated financial statements). AVF LP operates as a SBIC under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended.

(6)
Investments without an interest rate are non-income producing.

(7)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" and "Control" this portfolio company because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2015 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
Campus Management Corp. and Campus Management Acquisition Corp.	$—	$—	$—	$—	$—	$—	$—	$—	$(846)
Cast & Crew Payroll, LLC and Centerstage Co-Investors, L.L.C.	$41,571	$121,827	$43,170	$5,049	$129	$1,312	$71	$25,920	$(11,656)
Crown Health Care Laundry Services, Inc. and Crown Laundry Holdings, LLC	$500	$1,645	$—	$1,930	$—	$—	$133	$—	$888
Investor Group Services, LLC	$—	$—	$—	$—	$—	$107	$—	$333	$(265)
Multi-Ad Services, Inc.	$—	$788	$—	$—	$—	$2,235	$—	$—	$(926)
Shock Doctor, Inc. and Shock Doctor Holdings, LLC	$108,425	$—	$14,000	$6,947	$2,472	$—	$36	$—	$(161)
UL Holding Co., LLC	$—	$251	$—	$—	$—	$—	$—	$—	$4,750
(8)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the year ended December 31, 2015 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are as follows:

Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
10th Street, LLC and New 10th Street, LLC	$—	$—	$—	$8,165	$—	$950	$—	$—	$(6,407)
AllBridge Financial, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$2,233
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$(32)
Ciena Capital LLC	$—	$18,400	$—	$2,550	$—	$—	$—	$—	$11,328
Community Education Centers, Inc. and CEC Parent Holdings LLC	$—	$—	$—	$3,867	$—	$—	$72	$—	$(693)
Crescent Hotels & Resorts, LLC and affiliates	$—	$—	$—	$1,036	$—	$—	$—	$—	$2,670
HCI Equity, LLC	$—	$—	$—	$—	$—	$99	$—	$—	$(270)
HCP Acquisition Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ivy Hill Asset Management, L.P.	$—	$—	$—	$—	$—	$50,000	$—	$—	$(23,798)
MVL Group, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Orion Foods, LLC	$—	$533	$—	$—	$—	$—	$—	$—	$1,126
PHL Investors, Inc., and PHL Holding Co.	$—	$—	$—	$—	$—	$—	$—	$—	$—
Senior Secured Loan Fund LLC*	$228,676	$329,693	$—	$276,067	$21,970	$—	$26,176	$—	$(81,057)
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Step2 Company, LLC	$—	$—	$—	$3,274	$—	$—	$—	$—	$3,463

  *
  Together with GE, the Company has co-invested through the SSLP. The SSLP has been capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SSLP, the Company does not believe that it has control over the SSLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SSLP or any other special rights (see Note 4 to the consolidated financial statements).
(9)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
Exception from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(11)
In the first quarter of 2011, the Staff informally communicated to certain BDCs the Staff's belief that certain entities, which would be classified as an "investment company" under the Investment Company Act but for the exception from the definition of "investment company" set forth in Rule 3a-7 promulgated under the Investment Company Act, could not be treated as eligible portfolio companies (as defined in Section 2(a)(46) under Investment Company Act) (i.e. not eligible to included in a BDC's 70% "qualifying assets" basket). Subsequently, in August 2011 the Securities and Exchange Commission issued a concept release (the "Concept Release") which stated that "[a]s a general matter, the Commission presently does not believe that

  Rule 3a-7 issuers are the type of small, developing and financially troubled businesses in which the U.S. Congress intended BDCs primarily to invest" and requested comment on whether or not a 3a-7 issuer should be considered an "eligible portfolio company". The Company provided a comment letter in respect of the Concept Release and continues to believe that the language of Section 2(a)(46) of the Investment Company Act permits a BDC to treat as "eligible portfolio companies" entities that rely on the 3a-7 exception. However, given the current uncertainty in this area (including the language in the Concept Release) and subsequent discussions with the Staff, the Company has, solely for purposes of calculating the composition of its portfolio pursuant to Section 55(a) of the Investment Company Act, identified such entities, which include the SSLP, as "non-qualifying assets" should the Staff ultimately disagree with the Company's position. Pursuant to Section 55(a) of the Investment Company Act (using the Staff's methodology described above solely for this purpose), 25% of the Company's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of December 31, 2015.

(12)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.13% on $13 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $85 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(15)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.50% on $62 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 3.00% on $48 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 5.00% on $19 million aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.55% on $42 million aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(19)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(20)
Loan was on non-accrual status as of December 31, 2015.

(21)
Loan includes interest rate floor feature.

(22)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SSLP's loan portfolio, which may result in a return to the Company greater than the contractual stated interest rate.

(23)
As of December 31, 2015, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(24)
As of December 31, 2015, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(25)
As of December 31, 2015, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 7 to the consolidated financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
Aimbridge Hospitality, LLC	$2,466	$—	$2,466	$—	$—	$2,466
American Seafoods Group LLC	22,125	—	22,125	—	—	22,125
Athletic Club Holdings, Inc.	10,000	—	10,000	—	—	10,000
Batanga, Inc.	4,000	(3,000)	1,000	—	—	1,000
Benihana, Inc.	3,231	(969)	2,262	—	—	2,262
Brandtone Holdings Limited	4,539	—	4,539	—	—	4,539
CCS Intermediate Holdings, LLC	7,500	(5,250)	2,250	—	—	2,250
Chariot Acquisition, LLC	1,000	—	1,000	—	—	1,000
CIBT Holdings, Inc.	26,440	—	26,440	—	—	26,440
Ciena Capital LLC	20,000	(14,000)	6,000	(6,000)	—	—
Competitor Group, Inc.	6,250	(4,950)	1,300	—	—	1,300
Component Hardware Group, Inc.	3,734	(2,241)	1,493	—	—	1,493
Correctional Medical Group Companies, Inc.	163	—	163	—	—	163
Crown Health Care Laundry Services, Inc.	5,000	(1,272)	3,728	—	—	3,728
DCA Investment Holding, LLC	5,800	(145)	5,655	—	—	5,655
Directworks, Inc.	1,000	—	1,000	—	—	1,000
Eckler Industries, Inc.	4,000	(2,000)	2,000	—	—	2,000
EN Engineering, L.L.C.	4,932	—	4,932	—	—	4,932
Everspin Technologies, Inc.	4,000	—	4,000	—	—	4,000
Faction Holdings, Inc.	2,000	(2,000)	—	—	—	—
Garden Fresh Restaurant Corp.	5,000	(3,742)	1,258	—	—	1,258
Greenphire, Inc.	8,000	—	8,000	—	—	8,000
Harvey Tool Company, LLC	752	—	752	—	—	752
ICSH, Inc.	5,000	(703)	4,297	—	—	4,297
Infilaw Holding, LLC	25,000	(9,670)	15,330	—	—	15,330
iPipeline, Inc.	4,000	—	4,000	—	—	4,000
Itel Laboratories, Inc.	2,500	—	2,500	—	—	2,500
Javlin Three LLC	60,000	(50,960)	9,040	—	—	9,040
Joule Unlimited Technologies, Inc.	5,000	—	5,000	—	—	5,000
K2 Pure Solutions Nocal, L.P.	5,000	(5,000)	—	—	—	—
KeyImpact Holdings, Inc.	12,500	—	12,500	—	—	12,500
LBP Intermediate Holdings LLC	850	(54)	796	—	—	796
LSQ Funding Group, L.C.	10,000	—	10,000	—	—	10,000
Massage Envy, LLC	5,000	—	5,000	—	—	5,000
McKenzie Sports Products, LLC	12,000	—	12,000	—	—	12,000
Ministry Brands LLC	4,991	—	4,991	—	—	4,991
MW Dental Holding Corp.	17,250	(3,500)	13,750	—	—	13,750
My Health Direct, Inc.	1,000	—	1,000	—	—	1,000
Niagara Fiber Intermediate Corp.	1,881	(1,881)	—	—	—	—
Nordco Inc	11,250	(3,750)	7,500	—	—	7,500
OmniSYS Acquisition Corporation	2,500	—	2,500	—	—	2,500
OTG Management, LLC	19,369	(2,300)	17,069	—	—	17,069
Paper Source, Inc.	2,500	—	2,500	—	—	2,500
PerfectServe, Inc.	5,000	—	5,000	—	—	5,000
PIH Corporation	3,314	(621)	2,693	—	—	2,693
Regent Education, Inc.	2,000	(1,000)	1,000	—	—	1,000
RuffaloCODY, LLC	7,683	—	7,683	—	—	7,683
Severin Acquisition, LLC	2,900	—	2,900	—	—	2,900
Things Remembered, Inc.	5,000	(3,167)	1,833	—	—	1,833
TPTM Merger Corp.	2,500	(750)	1,750	—	—	1,750
TraceLink, Inc.	3,000	—	3,000	—	—	3,000
TWH Water Treatment Industries, Inc.	8,960	—	8,960	—	—	8,960
Urgent Cares of America Holdings I, LLC	16,000	—	16,000	—	—	16,000
Zemax, LLC	3,000	—	3,000	—	—	3,000

	$418,880	$(122,925)	$295,955	$(6,000)	$—	$289,955

(26)
As of December 31, 2015, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

Portfolio Company	Total private equity commitments	Less: funded private equity commitments	Total unfunded private equity commitments	Less: private equity commitments substantially at the discretion of the Company	Total net adjusted unfunded private equity commitments
Imperial Capital Private Opportunities, LP	$50,000	$(6,794)	$43,206	$(43,206)	$—
Partnership Capital Growth Investors III, L.P.	5,000	(4,037)	963	—	963
PCG—Ares Sidecar Investment, L.P. and PCG—Ares Sidecar Investment II, L.P.	50,000	(8,652)	41,348	(41,348)	—
Piper Jaffray Merchant Banking Fund I, L.P.	2,000	(1,413)	587	—	587

	$107,000	$(20,896)	$86,104	$(84,554)	$1,550

(27)
As of December 31, 2015, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitment to fund delayed draw loans of up to $32.6 million. See Note 4 to the consolidated financial statements for more information on the SSLP.

(28)
Loan is included as part of a forward sale agreement. See Note 6 to the consolidated financial statements for more information on the forward sale agreement.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

(in thousands, except per share data)

(unaudited)

	Common Stock				Accumulated Net Realized Loss on Investments, Foreign Currency Transactions, Extinguishment of Debt and Other Assets
						Net Unrealized Losses on Investments, Foreign Currency and Other Transactions
				Accumulated Overdistributed Net Investment Income
			Capital in Excess of Par Value				Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2015	314,347	$314	$5,318,277	$(894)	$(53,013)	$(91,352)	$5,173,332
Repurchases of common stock	(393)	—	(5,477)	—	—	—	(5,477)
Net increase in stockholders' equity resulting from operations	—	—	—	112,730	27,348	(8,537)	131,541
Dividends declared and payable ($0.38 per share)	—	—	—	(119,452)	—	—	(119,452)

Balance at March 31, 2016	313,954	$314	$5,312,800	$(7,616)	$(25,665)	$(99,889)	$5,179,944

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

(unaudited)

	For the Three Months Ended March 31,
	2016	2015
OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$131,541	$100,576
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Realized losses on extinguishment of debt	—	3,839
Net realized gains on investments and foreign currency transactions	(27,348)	(31,754)
Net unrealized losses on investments, foreign currency and other transactions	8,537	49,016
Net accretion of discount on investments	(1,332)	(1,098)
Payment-in-kind interest and dividends	(8,177)	(8,126)
Amortization of debt issuance costs	3,858	4,396
Accretion of net discount on notes payable	2,636	4,062
Depreciation	180	183
Proceeds from sales and repayments of investments	488,500	1,060,759
Purchases of investments	(494,291)	(573,447)
Changes in operating assets and liabilities:
Interest receivable	(6,104)	20,779
Other assets	1,372	3,712
Base management fees payable	634	(581)
Income based fees payable	(2,112)	(3,705)
Capital gains incentive fees payable	3,762	(28,213)
Accounts payable and other liabilities	(7,266)	(24,663)
Interest and facility fees payable	(15,274)	70

Net cash provided by operating activities	79,116	575,805

FINANCING ACTIVITIES:
Borrowings on debt	2,432,000	565,370
Repayments and repurchases of debt	(2,566,000)	(1,064,750)
Debt issuance costs	(74)	(3,937)
Dividends paid	(119,452)	(135,066)
Repurchases of common stock	(5,477)	—

Net cash used in financing activities	(259,003)	(638,383)
CHANGE IN CASH AND CASH EQUIVALENTS	(179,887)	(62,578)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	257,056	194,555

CASH AND CASH EQUIVALENTS, END OF PERIOD	$77,169	$131,977

Supplemental Information:
Interest paid during the period	$57,649	$49,260
Taxes, including excise tax, paid during the period	$12,838	$9,074
Dividends declared and payable during the period	$119,452	$135,066

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of March 31, 2016

(unaudited)

(in thousands, except per share data, percentages and as otherwise indicated;
for example, with the words "million,""billion" or otherwise)

1.     ORGANIZATION

        Ares Capital Corporation (the "Company" or "ARCC") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. The Company has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). The Company has elected to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and operates in a manner so as to qualify for the tax treatment applicable to RICs.

        The Company's investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, the Company also makes equity investments.

        The Company is externally managed by Ares Capital Management LLC ("Ares Capital Management" or the Company's "investment adviser"), a subsidiary of Ares Management, L.P. ("Ares Management" or "Ares"), a publicly traded, leading global alternative asset manager, pursuant to an investment advisory and management agreement. Ares Operations LLC ("Ares Operations" or the Company's "administrator"), a subsidiary of Ares Management, provides certain administrative and other services necessary for the Company to operate.

2.     SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and include the accounts of the Company and its consolidated subsidiaries. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") 946. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

        Interim financial statements are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period presented, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2016.

  Cash and Cash Equivalents

        Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market account. Cash and cash equivalents are carried at cost which approximates fair value.

  Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

  Investments

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

        Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Company looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of the Company's investments) are valued at fair value as determined in good faith by the Company's board of directors, based on, among other things, the input of the Company's investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of the Company's board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a minimum of 55% of the Company's portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, the Company's independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, the Company's investment valuation process within the context of performing the integrated audit.

        As part of the valuation process, the Company may take into account the following types of factors, if relevant, in determining the fair value of the Company's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company considers the pricing indicated by the external event to corroborate its valuation.

        Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The Company's board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  The Company's quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the Company's portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the Company's investment adviser's management and investment professionals, and then valuation recommendations are presented to the Company's board of directors.

  •
  The audit committee of the Company's board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms, who review a minimum of 55% of the Company's portfolio at fair value.

  •
  The Company's board of directors discusses valuations and ultimately determines the fair value of each investment in the Company's portfolio without a readily available market quotation in good faith based on, among other things, the input of the Company's investment adviser, audit committee and, where applicable, independent third-party valuation firms.

        See Note 8 for more information on the Company's valuation process.

  Interest and Dividend Income Recognition

        Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

        Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.

        Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

  Payment-in-Kind Interest

        The Company has loans in its portfolio that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

  Capital Structuring Service Fees and Other Income

        The Company's investment adviser seeks to provide assistance to its portfolio companies and in return the Company may receive fees for capital structuring services. These fees are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan.

        Other income includes fees for management and consulting services, loan guarantees, commitments, amendments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

  Foreign Currency Translation

        The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

        Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

  Derivative Instruments

        The Company does not utilize hedge accounting and as such values its derivatives at fair value with the unrealized gains or losses recorded in "net unrealized gains (losses) from foreign currency and other transactions" in the Company's consolidated statement of operations.

  Equity Offering Expenses

        The Company's offering costs, excluding underwriters' fees, are charged against the proceeds from equity offerings when received.

  Debt Issuance Costs

        Debt issuance costs are amortized over the life of the related debt instrument using the straight line method or the effective yield method, depending on the type of debt instrument.

  Income Taxes

        The Company has elected to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must (among other requirements) meet certain source-of-income and asset diversification requirements and timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company (among other requirements) has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal corporate-level income taxes.

        Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year, the Company accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

        Certain of the Company's consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes.

  Dividends to Common Stockholders

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Company's board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although the Company may decide to retain such capital gains for investment.

        The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Company's board of directors authorizes, and the Company declares, a cash dividend, then the Company's stockholders who have not "opted out" of the Company's dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company's common stock, rather than receiving the cash dividend. The Company intends to use primarily newly issued shares to implement the dividend reinvestment plan (so long as the Company is trading at a premium to net asset value). If the Company's shares are trading at a discount to net asset value and the Company is otherwise permitted under applicable law to purchase such shares, the Company may purchase shares in the open market in connection with the Company's obligations under the dividend reinvestment plan. However, the Company reserves the right to issue new shares of the Company's common stock in connection with the Company's obligations under the dividend reinvestment plan even if the Company's shares are trading below net asset value.

  Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

  Recent Accounting Pronouncements

        In February 2015, the Financial Accounting Standards Board (the "FASB") issued ASU No. 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis. The new guidance modifies the consolidation analysis for limited partnerships and similar type entities as well as variable interests in a variable interest entity, particularly those that have fee arrangements and related party relationships. Additionally, it provides a scope exception to the consolidation guidance for certain entities. The amendments in ASU No. 2015-02 are effective for annual reporting periods beginning after December 15, 2015. The Company adopted ASU No. 2015-02 as of March 31, 2016 and there was no material impact of adopting this ASU on the Company's consolidated financial statements.

        In April 2015, the FASB issued ASU No. 2015-03, Interest-Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. The new guidance modifies the requirements for reporting debt issuance costs. Under the amendments in ASU No. 2015-03, debt issuance costs related to a recognized debt liability will no longer be recorded as a separate asset, but will be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by ASU No. 2015-03. In addition, in August 2015, the FASB issued ASU No. 2015-15, Interest-Imputation of Interest (Subtopic 835-30). The additional guidance reiterates that the Securities and Exchange Commission ("SEC") would not object to an entity deferring and presenting debt issuance costs related to a line of credit arrangement as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line of credit arrangement, regardless of whether there are any outstanding borrowings. ASU No. 2015-03 and ASU No. 2015-15 are required to be applied retrospectively for periods beginning after December 15, 2015. The Company adopted ASU No. 2015-03 as of March 31, 2016. Prior to ASU No. 2015-03, deferred debt issuance costs related to term debt were reported on the balance sheet as other assets and amortized as interest expense. The consolidated balance sheet as of December 31, 2015 has been adjusted to apply the change in accounting principle retrospectively. There is no effect on the statement of operations as a result of the change in accounting principle. Debt issuance costs related to term debt of $24.5 million previously reported within other assets on the consolidated balance sheet as of December 31, 2015 have been reclassified as a direct deduction from the carrying amount of the related debt liability. ASU No. 2015-03 had no impact on the presentation or amortization of the debt issuance costs related to the Company's revolving credit facilities.

        In May 2015, the FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The new guidance removed the requirement that investments for which net asset value is determined based on practical expedient reliance be reported utilizing the fair value hierarchy. ASU No. 2015-07 is required to be applied retrospectively for periods beginning after December 15, 2015. The Company adopted ASU No. 2015-07 as of March 31, 2016, and thereby removed any investments valued in this manner from the fair value disclosures. See Note 8 for more information regarding the impact on the fair value disclosures.

        In May 2014, the FASB issued Accounting Standards Update ("ASU") No. 2014-09, "Revenue from Contracts with Customers (Topic 606)." The guidance in this ASU supersedes the revenue recognition requirements in Topic 605, "Revenue Recognition." Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU No. 2014-09 are effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. In March 2016, the FASB issued ASU No. 2016-08, "Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations", which clarifies the guidance in ASU No. 2014-09 and has the same effective date as the original standard. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The Company is currently evaluating the impact of adopting this ASU on its consolidated financial statements.

        In February 2016, the FASB issued ASU No. 2016-02, "Leases (Topic 842)." The guidance in this ASU supersedes the leasing guidance in Topic 840, "Leases." Under the new guidance, lessees are required to recognize lease assets and lease liabilities on the balance sheet for those leases previously classified as operating leases. The amendments in ASU No. 2016-02 are effective for annual reporting periods beginning after December 15, 2018, including interim periods within that reporting period, with early adoption permitted. The Company is currently evaluating the impact of adopting this ASU on its consolidated financial statements.

3.     AGREEMENTS

  Investment Advisory and Management Agreement

        The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of the Company's board of directors, Ares Capital Management provides investment advisory and management services to the Company. For providing these services, Ares Capital Management receives fees from the Company consisting of a base management fee, a fee based on the Company's net investment income ("income based fee") and a fee based on the Company's net capital gains ("capital gains incentive fee"). The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        The base management fee is calculated at an annual rate of 1.5% based on the average value of the Company's total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

        The income based fee is calculated and payable quarterly in arrears based on the Company's net investment income excluding income based fees and capital gains incentive fees ("pre-incentive fee net investment income") for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the income based fee and capital gains incentive fee accrued under GAAP). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash. The Company's investment adviser is not under any obligation to reimburse the Company for any part of the income based fees it received that was based on accrued interest that the Company never actually received.

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains and losses. Because of the structure of the income based fee, it is possible that the Company may pay such fees in a quarter where the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable income based fee even if the Company has incurred a loss in that quarter due to realized and/or unrealized capital losses.

        Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company's net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, the Company may be able to invest its funds in debt instruments that provide for a higher return, which may increase the Company's pre-incentive fee net investment income and make it easier for the Company's investment adviser to surpass the fixed hurdle rate and receive an income based fee based on such net investment income. To the extent the Company has retained pre-incentive fee net investment income that has been used to calculate the income based fee, it is also included in the amount of the Company's total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

        The Company pays its investment adviser an income based fee with respect to the Company's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no income based fee in any calendar quarter in which the Company's pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. The Company refers to this portion of its pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide the Company's investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of the Company's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

        These calculations are adjusted for any share issuances or repurchases during the quarter.

        The capital gains incentive fee is determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of the Company's cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) the Company's cumulative aggregate realized capital gains, in each case calculated from October 8, 2004 (the date the Company completed its initial public offering). Realized capital gains and losses include gains and losses on investments and foreign currencies, gains and losses on extinguishment of debt and other assets, as well as any income tax expense related to realized gains and losses. If such amount is positive at the end of such year, then the capital gains incentive fee for such year is equal to 20% of such amount, less the aggregate amount of capital gains incentive fees paid in all prior years. If such amount is negative, then there is no capital gains incentive fee for such year.

        The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company's portfolio when sold and (b) the accreted or amortized cost basis of such investment.

        The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company's portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

        The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company's portfolio as of the applicable capital gains incentive fee calculation date and (b) the accreted or amortized cost basis of such investment.

        Notwithstanding the foregoing, as a result of an amendment to the capital gains incentive fee under the investment advisory and management agreement that was adopted on June 6, 2011, if the Company is required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by the Company (including, for example, as a result of the application of the acquisition method of accounting), then solely for the purposes of calculating the capital gains incentive fee , the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (x) the actual amount paid by the Company for such investment plus (y) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Company's financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

        The Company defers cash payment of any income based fees and capital gains incentive fees otherwise earned by the Company's investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to the Company's stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) is less than 7.0% of the Company's net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred income based fees and capital gains incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under the investment advisory and management agreement.

        There was no capital gains incentive fee earned by the Company's investment adviser as calculated under the investment advisory and management agreement (as described above) for the three months ended March 31, 2016. However, in accordance with GAAP, the Company had cumulatively accrued a capital gains incentive fee of $46,027 as of March 31, 2016, of which $46,027 is not currently due under the investment advisory and management agreement. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual capital gains incentive fees paid or capital gains incentive fees accrued under GAAP in all prior periods. As of March 31, 2016, the Company has paid capital gains incentive fees since inception totaling $57,404. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

        For the three months ended March 31, 2016, base management fees were $34,759, income based fees were $29,122 and the capital gains incentive fees calculated in accordance with GAAP were $3,762. For the three months ended March 31, 2015, base management fees were $33,916, income based fees were $29,365 and the reduction in capital gains incentive fees calculated in accordance with GAAP was $4,220.

  Administration Agreement

        The Company is party to an administration agreement, referred to herein as the "administration agreement", with its administrator, Ares Operations. Pursuant to the administration agreement, Ares Operations furnishes the Company with office equipment and clerical, bookkeeping and record keeping services at the Company's office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, the Company's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and reports filed with the SEC. In addition, Ares Operations assists the Company in determining and publishing its net asset value, assists the Company in providing managerial assistance to its portfolio companies, oversees the preparation and filing of the Company's tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the administration agreement are equal to an amount based upon its allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including the Company's allocable portion of the compensation of certain of its officers (including the Company's chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        For the three months ended March 31, 2016 and 2015, the Company incurred $3,423 and $3,456, respectively, in administrative fees. As of March 31, 2016, $3,423 of these fees were unpaid and included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

4.     INVESTMENTS

        As of March 31, 2016 and December 31, 2015, investments consisted of the following:

	As of
	March 31, 2016		December 31, 2015
	Amortized Cost(1)	Fair Value	Amortized Cost(1)	Fair Value
First lien senior secured loans	$2,708,801	$2,622,296	$2,735,232	$2,638,784
Second lien senior secured loans	2,941,870	2,864,181	2,944,551	2,861,294
Subordinated certificates of the SSLP(2)	1,938,446	1,889,734	1,935,401	1,884,861
Senior subordinated debt	698,234	691,295	663,003	654,066
Preferred equity securities	458,155	381,808	435,063	375,830
Other equity securities	424,803	622,787	434,396	640,526
Commercial real estate	—	—	—	135

Total	$9,170,309	$9,072,101	$9,147,646	$9,055,496

(1)
The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

(2)
The proceeds from these certificates were applied to co-investments with General Electric Capital Corporation ("GECC") and GE Global Sponsor Finance LLC (collectively, "GE") to fund first lien senior secured loans to 38 and 41 different borrowers as of March 31, 2016 and December 31, 2015, respectively.

        The industrial and geographic compositions of the Company's portfolio at fair value as of March 31, 2016 and December 31, 2015 were as follows:

	As of
	March 31, 2016	December 31, 2015
Industry
Investment Funds and Vehicles(1)	21.2%	21.2%
Healthcare Services	14.7	14.6
Other Services	9.2	9.0
Consumer Products	7.7	7.7
Power Generation	6.6	6.3
Business Services	6.2	5.3
Manufacturing	5.8	6.0
Financial Services	4.3	4.6
Education	3.8	4.6
Restaurants and Food Services	3.6	3.5
Oil and Gas	3.0	2.9
Containers and Packaging	2.8	2.8
Food and Beverage	2.4	2.5
Automotive Services	2.4	2.3
Commercial Real Estate Finance	1.1	1.1
Other	5.2	5.6

Total	100.0%	100.0%

(1)
Includes the Company's investment in the unconsolidated Delaware limited liability company, the Senior Secured Loan Fund LLC (d/b/a the "Senior Secured Loan Program"

  or the "SSLP"), which had made first lien senior secured loans to 38 and 41 different borrowers as of March 31, 2016 and December 31, 2015, respectively. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

	As of
	March 31, 2016	December 31, 2015
Geographic Region
West(1)	38.1%	37.9%
Midwest	24.0	23.8
Southeast	20.5	20.3
Mid Atlantic	13.1	13.7
Northeast	2.4	2.3
International	1.9	2.0

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SSLP, which represented 20.8% and 20.8% of the total investment portfolio at fair value as of March 31, 2016 and December 31, 2015, respectively.

        As of March 31, 2016, 1.3% of total investments at amortized cost (or 0.6% of total investments at fair value) were on non-accrual status. As of December 31, 2015, 2.6% of total investments at amortized cost (or 1.7% of total investments at fair value) were on non-accrual status.

  Senior Direct Lending Program

        In December 2015, the Company established a joint venture with Varagon Capital Partners ("Varagon") to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, to U.S. middle-market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. (NYSE:AIG) and other partners. The joint venture is called the Senior Direct Lending Program (the "SDLP"). It is expected that the SDLP will commit and hold individual loans of up to $300 million. The Company may co-invest directly with the SDLP to accommodate larger transactions. The Company will provide capital to the SDLP in the form of subordinated certificates (the "SDLP Certificates"), and Varagon will provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. It is expected that the Company and Varagon will own 87.5% and 12.5%, respectively, of any outstanding SDLP Certificates.

        As of March 31, 2016, the Company and Varagon had agreed to make capital available to the SDLP of $2.9 billion in the aggregate, of which no amounts were funded. The SDLP will be capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of the Company and Varagon (with approval from a representative of each required). As of March 31, 2016, the Company had agreed to make available to the SDLP (subject to the approval of the investment committee of the SDLP as described above) approximately $591 million, of which no amounts were committed or funded. The SDLP Certificates will pay a coupon of LIBOR plus a stated spread and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes.

        See Note 6 for more information regarding a forward sale agreement between the Company and the SDLP.

  Senior Secured Loan Program

        The Company has co-invested in first lien senior secured loans of middle market companies with GE through the SSLP. The SSLP has been capitalized as transactions are completed. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). The Company has provided capital to the SSLP in the form of subordinated certificates (the "SSLP Certificates").

        In August 2015, GE completed the sale of its U.S. Sponsor Finance business, through which GE had participated with the Company in the SSLP, to Canada Pension Plan Investment Board ("CPPIB"). This sale excluded GE's interest in the SSLP, and GE and the Company continue to operate the SSLP. The Company and GE no longer have an obligation to present senior secured lending investment opportunities to the SSLP and since June 30, 2015, the SSLP has not made any investments related to new portfolio companies; however, the Company and GE may provide capital to support the SSLP's funding of existing commitments (see below) and other amounts to its portfolio companies. On August 24, 2015, the Company was advised that GECC, as the holder of the senior notes of the SSLP (the "Senior Notes"), directed State Street Bank and Trust Company, as trustee of the Senior Notes and the SSLP Certificates, pursuant to the terms of the indenture governing the Senior Notes and the SSLP Certificates, to apply all principal proceeds received by the SSLP from its investments to the repayment of the outstanding principal amount of the Senior Notes until paid in full (prior to the distribution of any such principal proceeds to the holders of the SSLP Certificates, which includes the Company). GECC had previously elected to waive its right to receive priority repayments on the Senior Notes from principal proceeds in most circumstances. Prior to closing the sale to CPPIB, GE had announced its intention to provide the Company and CPPIB the opportunity to work together on the SSLP on a go-forward basis. GECC has also stated that if a mutual agreement between the Company and CPPIB to partner on the SSLP is not reached, it intends to retain its interest in the SSLP and the SSLP would be wound down in an orderly manner. The Company has been in dialogue with GE and CPPIB to determine if there is an opportunity to work together; however, to date there has been no agreement in respect of the SSLP as a result of these discussions and there can be no assurance that such discussions will continue or any such agreement will be reached. In addition to discussions with CPPIB and GECC, the Company is also exploring other options with respect to the SSLP's portfolio, although there can be no assurance that the Company will pursue any of them.

        As of March 31, 2016 and December 31, 2015, GE and the Company had outstanding amounts funded of approximately $7.6 billion and $8.5 billion in aggregate principal amount, respectively, to the SSLP. As discussed above, the Company anticipates that no new investments will be made by the SSLP and that the Company and GE will only provide additional capital to support the SSLP's funding of existing commitments and other amounts to its portfolio companies. As of March 31, 2016 and December 31, 2015, the SSLP had commitments to fund delayed draw loans to certain of its portfolio companies of $145.4 million and $198.6 million, respectively, which had been approved by the investment committee of the SSLP as described above.

        As of March 31, 2016 and December 31, 2015, the Company had outstanding amounts funded of approximately $2.0 billion and $2.0 billion in aggregate principal amount, respectively, to the SSLP. Additionally, as of March 31, 2016 and December 31, 2015, the Company had commitments to co-invest in the SSLP for its portion of the SSLP's commitments to fund delayed draw loans to portfolio companies of up to $23.6 million and $32.6 million, respectively. As discussed above, it is not anticipated that the Company will make new investments through the SSLP.

        As of March 31, 2016 and December 31, 2015, the SSLP had total assets of $7.6 billion and $8.5 billion, respectively. As of March 31, 2016 and December 31, 2015, GE's investment in the SSLP consisted of the Senior Notes of $5.3 billion and $6.2 billion, respectively, and SSLP Certificates of $286.3 million and $285.8 million, respectively. As of March 31, 2016 and December 31, 2015, the Company and GE owned 87.5% and 12.5%, respectively, of the outstanding SSLP Certificates.

        The SSLP Certificates pay a weighted average coupon of LIBOR plus approximately 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SSLP Certificates that is greater than the stated coupon. The SSLP Certificates are junior in right of payment to the Senior Notes held by GE. The Company expects that for so long as principal proceeds from SSLP repayments are directed entirely to repay the Senior Notes as discussed above, the yield on the SSLP Certificates will decline.

        The SSLP's portfolio consisted of first lien senior secured loans to 38 and 41 different borrowers as of March 31, 2016 and December 31, 2015, respectively. As of March 31, 2016 and December 31, 2015, the portfolio was comprised of all first lien senior secured loans to U.S. middle-market companies. As of March 31, 2016 and December 31, 2015, none of these loans were on non-accrual status. As of March 31, 2016 and December 31, 2015, the largest loan to a single borrower in the SSLP's portfolio in aggregate principal amount was $342.5 million and $345.9 million, respectively, and the five largest loans to borrowers in the SSLP totaled $1.5 billion and $1.6 billion, respectively. The portfolio companies in the SSLP are in industries similar to the companies in the Company's portfolio.

        The amortized cost and fair value of the SSLP Certificates held by the Company were $1.9 billion and $1.9 billion, respectively, as of March 31, 2016, and $1.9 billion and $1.9 billion, respectively, as of December 31, 2015. The Company's yield on its investment in the SSLP at fair value was 12.1% and 12.3% as of March 31, 2016 and December 31, 2015, respectively. For the three months ended March 31, 2016 and 2015, the Company earned interest income of $58.8 million and $68.3 million, respectively, from its investment in the SSLP Certificates. The Company is also entitled to certain fees in connection with the SSLP. For the three months ended March 31, 2016 and 2015, in connection with the SSLP, the Company earned capital structuring service, sourcing and other fees totaling $5.8 million and $14.7 million, respectively.

  Ivy Hill Asset Management, L.P.

        Ivy Hill Asset Management, L.P. ("IHAM") is an asset management services company and an SEC-registered investment adviser. The Company has made investments in IHAM, its wholly owned portfolio company and previously made investments in certain vehicles managed by IHAM. As of March 31, 2016, IHAM had assets under management of approximately $3.6 billion. As of March 31, 2016, IHAM managed 16 vehicles and served as the sub-manager/sub-servicer for three other vehicles (these vehicles managed or sub-managed/sub-serviced by IHAM are collectively referred to as the "IHAM Vehicles"). IHAM earns fee income from managing the IHAM Vehicles and has also invested in certain of these vehicles as part of its business strategy. As of March 31, 2016 and December 31, 2015, IHAM had total investments of $217.0 million and $233.0 million, respectively. For the three months ended March 31, 2016 and 2015, IHAM had management and incentive fee income of $4.0 million and $4.0 million, respectively, and other investment-related income of $5.7 million and $4.0 million, respectively.

        The amortized cost and fair value of the Company's investment in IHAM was $171.0 million and $232.9 million, respectively, as of March 31, 2016, and $171.0 million and $235.5 million, respectively, as of December 31, 2015. For the three months ended March 31, 2016 and 2015, the Company received distributions consisting entirely of dividend income from IHAM of $10.0 million and $20.0 million, respectively. The dividend income for the three months ended March 31, 2015, included additional dividends of $10.0 million in addition to the quarterly dividends generally paid by IHAM.

        From time to time, IHAM or certain IHAM Vehicles may purchase investments from, or sell investments to, the Company. For any such sales or purchases by the IHAM Vehicles to or from the Company, the IHAM Vehicles must obtain approval from third parties unaffiliated with the Company or IHAM, as applicable. During the three months ended March 31, 2016 and 2015, IHAM or certain of the IHAM Vehicles purchased $65.4 million and $258.0 million, respectively, of investments from the

Company. Net realized gains of $0.1 million and $0.1 million was recorded by the Company on these transactions for the three months ended March 31, 2016 and 2015, respectively. During the three months ended March 31, 2016 and 2015, the Company did not purchase any investments from the IHAM Vehicles.

        IHAM is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including Ares Operations' allocable portion of overhead and the cost of its officers, employees and respective staff in performing its obligations under the IHAM administration agreement.

5.     DEBT

        In accordance with the Investment Company Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 200% after such borrowing. As of March 31, 2016 the Company's asset coverage was 226%.

        The Company's outstanding debt as of March 31, 2016 and December 31, 2015 were as follows:

	As of
	March 31, 2016					December 31, 2015
	Total Aggregate Principal Amount Committed/ Outstanding(1)		Principal Amount Outstanding	Carrying Value		Total Aggregate Principal Amount Committed/ Outstanding(1)	Principal Amount Outstanding	Carrying Value
Revolving Credit Facility	$1,290,000	(2)	$1,170,000	$1,170,000		$1,290,000	$515,000	$515,000
Revolving Funding Facility	540,000	(3)	118,000	118,000		540,000	250,000	250,000
SMBC Funding Facility	400,000		25,000	25,000		400,000	110,000	110,000
SBA Debentures	75,000		25,000	24,432		75,000	22,000	21,491
February 2016 Convertible Notes	—		—	—	(4)	575,000	575,000	573,935	(5)
June 2016 Convertible Notes	230,000		230,000	229,194	(5)	230,000	230,000	228,008	(5)
2017 Convertible Notes	162,500		162,500	160,470	(5)	162,500	162,500	159,958	(5)
2018 Convertible Notes	270,000		270,000	265,039	(5)	270,000	270,000	264,392	(5)
2019 Convertible Notes	300,000		300,000	294,903	(5)	300,000	300,000	294,479	(5)
2018 Notes	750,000		750,000	743,516	(6)	750,000	750,000	742,954	(6)
2020 Notes	600,000		600,000	594,533	(7)	600,000	600,000	594,201	(7)
October 2022 Notes	182,500		182,500	178,049	(8)	182,500	182,500	177,912	(8)
2047 Notes	229,557		229,557	181,676	(9)	229,557	229,557	181,604	(9)

Total	$5,029,557		$4,062,557	$3,984,812		$5,604,557	$4,196,557	$4,113,934

(1)
Subject to borrowing base, leverage and other restrictions. Represents the total aggregate amount committed or outstanding, as applicable, under such instrument.

(2)
Provides for a feature that allows the Company, under certain circumstances, to increase the size of the Revolving Credit Facility (as defined below) to a maximum of $1,935,000. See Note 15 for a subsequent event relating to an amendment to the Revolving Credit Facility.

(3)
Provides for a feature that allows the Company and Ares Capital CP (as defined below), under certain circumstances, to increase the size of Revolving Funding Facility (as defined below) to a maximum of $865,000.

(4)
See below for more information on the repayment of the February 2016 Convertible Notes (as defined below).

(5)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes (as defined below) and the February 2016 Convertible Notes less unamortized debt issuance costs and the unaccreted discount recorded upon the issuances of such notes. As of March 31, 2016, the total unamortized debt issuance costs and the unaccreted discount for the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes (each as defined below) were $806, $2,030, $4,961 and $5,097, respectively. As of December 31, 2015, the total unamortized debt issuance costs and the unaccreted discount for the February 2016 Convertible Notes, the June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes were $1,065, $1,992, $2,542, $5,608 and $5,521, respectively.

(6)
Represents the aggregate principal amount outstanding of the 2018 Notes (as defined below) less unamortized debt issuance costs and plus the net unamortized premium that was recorded upon the issuances of the 2018 Notes. As of March 31, 2016 and December 31, 2015, the total unamortized debt issuance costs less the net unamortized premium were $6,484 and $7,046, respectively.

(7)
Represents the aggregate principal amount outstanding of the 2020 Notes (as defined below) less unamortized debt issuance costs and the net unaccreted discount recorded upon the issuances of the 2020 Notes. As of March 31, 2016 and December 31, 2015, the total unamortized debt issuance costs and the net unaccreted discount were $5,467 and $5,799, respectively.

(8)
Represents the aggregate principal amount outstanding of the October 2022 Notes (as defined below) less unamortized debt issuance costs. As of March 31, 2016 and December 31, 2015, the total unamortized debt issuance costs were $4,451 and $4,588, respectively.

(9)
Represents the aggregate principal amount outstanding of the 2047 Notes (as defined below) less the unaccreted purchased discount recorded as a part of the Allied Acquisition (as defined below). As of March 31, 2016 and December 31, 2015, the total unaccreted purchased discount was $47,881 and $47,953, respectively.

        The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all the Company's outstanding debt as of March 31, 2016 were 4.0% and 4.8 years, respectively, and as of December 31, 2015 were 4.4% and 4.5 years, respectively.

  Revolving Credit Facility

        The Company is party to a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), which as of March 31, 2016 allowed the Company to borrow up to $1,290,000 at any one time outstanding. As of March 31, 2016, the end of the revolving period and the stated maturity date for the Revolving Credit Facility were May 4, 2019 and May 4, 2020, respectively. The Revolving Credit Facility also provides for a feature that allowed the Company as of March 31, 2016, under certain circumstances, to increase in the size of the Revolving Credit Facility to a maximum of $1,935,000. The Revolving Credit Facility generally requires payments of interest at the end of each

LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans, and monthly payments of interest on other loans. From the end of the revolving period to the stated maturity date, the Company is required to repay outstanding principal amounts under the Revolving Credit Facility on a monthly basis in an amount equal to 1/12th of the outstanding principal amount at the end of the revolving period. See Note 15 for a subsequent event relating to the Revolving Credit Facility.

        Under the Revolving Credit Facility, the Company is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of the Company and its consolidated subsidiaries (subject to certain exceptions) of not less than 2.0:1.0, (f) limitations on pledging certain unencumbered assets, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and certain of its subsidiaries. These covenants are subject to important limitations and exceptions that are described in the documents governing the Revolving Credit Facility. Amounts available to borrow under the Revolving Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company's portfolio that are pledged as collateral. As of March 31, 2016, the Company was in compliance in all material respects with the terms of the Revolving Credit Facility.

        As of March 31, 2016 and December 31, 2015, there were $1,170,000 and $515,000 outstanding, respectively, under the Revolving Credit Facility. As of March 31, 2016, the Revolving Credit Facility also provides for a sub-limit for the issuance of letters of credit for up to an aggregate amount of $150,000. As of March 31, 2016 and December 31, 2015, the Company had $24,273 and $24,111, respectively, in letters of credit issued through the Revolving Credit Facility. The amount available for borrowing under the Revolving Credit Facility is reduced by any letters of credit issued. As of March 31, 2016, there was $95,727 available for borrowing (net of letters of credit issued) under the Revolving Credit Facility.

        Since March 26, 2015, the interest rate charged on the Revolving Credit Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over an "alternate base rate" (as defined in the agreements governing the Revolving Credit Facility), in each case, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. As of March 31, 2016, the interest rate in effect was LIBOR plus 1.75%. From May 2, 2013 to March 25, 2015, the interest rate charged on the Revolving Credit Facility was based on an applicable spread of 2.00% over LIBOR or an applicable spread of 1.00% over an "alternate base rate." As of March 31, 2016, the one, two, three and six month LIBOR was 0.44%, 0.52%, 0.63% and 0.90%, respectively. As of December 31, 2015, the one, two, three and six month LIBOR was 0.43%, 0.51%, 0.61% and 0.85%, respectively. In addition to the stated interest expense on the Revolving Credit Facility, the Company is required to pay a commitment fee of 0.375% per annum on any unused portion of the Revolving Credit Facility. Since March 26, 2015, the Company is also required to pay a letter of credit fee of either 2.00% or 2.25% per annum on letters of credit issued, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. Prior to and including March 25, 2015, the Company paid a letter of credit fee of 2.25% per annum on letters of credit issued.

        The Revolving Credit Facility is secured by certain assets in the Company's portfolio and excludes investments held by Ares Capital CP under the Revolving Funding Facility, those held by ACJB under the SMBC Funding Facility and those held by AVF LP under the SBA Debentures, each as described below, and certain other investments.

        For the three months ended March 31, 2016 and 2015, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Credit Facility were as follows:

	For the Three Months Ended March 31,
	2016	2015
Stated interest expense	$4,919	$80
Facility fees	486	1,300
Amortization of debt issuance costs	623	641

Total interest and credit facility fees expense	$6,028	$2,021

Cash paid for interest expense	$4,296	$178
Average stated interest rate	2.21%	2.19%
Average outstanding balance	$880,824	$13,222

  Revolving Funding Facility

        The Company's consolidated subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP"), is party to a revolving funding facility (as amended, the "Revolving Funding Facility"), which allows Ares Capital CP to borrow up to $540,000 at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The end of the reinvestment period and the stated maturity date for the Revolving Funding Facility are May 14, 2017 and May 14, 2019, respectively. The Revolving Funding Facility also includes a feature that allows, under certain circumstances, for an increase in the Revolving Funding Facility to a maximum of $865,000.

        Amounts available to borrow under the Revolving Funding Facility are subject to a borrowing base that applies different advance rates to different types of assets held by Ares Capital CP. Ares Capital CP is also subject to limitations with respect to the loans securing the Revolving Funding Facility, including restrictions on sector concentrations, loan size, payment frequency and status, collateral interests, loans with fixed rates and loans with certain investment ratings, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow. The Company and Ares Capital CP are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the agreements governing the Revolving Funding Facility. As of March 31, 2016, the Company and Ares Capital CP were in compliance in all material respects with the terms of the Revolving Funding Facility.

        As of March 31, 2016 and December 31, 2015, there was $118,000 and $250,000 outstanding, respectively, under the Revolving Funding Facility. Since January 25, 2013, the interest rate charged on the Revolving Funding Facility is based on an applicable spread ranging from 2.25% to 2.50% over LIBOR or ranging from 1.25% to 1.50% over a "base rate" (as defined in the agreements governing the Revolving Funding Facility) in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the Revolving Funding Facility. As of March 31, 2016, the interest rate in effect was LIBOR plus 2.25%. Ares Capital CP is required to pay a commitment fee between 0.50% and 1.50% per annum depending on the size of the unused portion of the Revolving Funding Facility.

        For the three months ended March 31, 2016 and 2015, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Funding Facility were as follows:

	For the Three Months Ended March 31,
	2016	2015
Stated interest expense	$1,033	$419
Facility fees	507	1,225
Amortization of debt issuance costs	578	578

Total interest and credit facility fees expense	$2,118	$2,222

Cash paid for interest expense	$667	$1,642
Average stated interest rate	2.68%	2.42%
Average outstanding balance	$152,429	$69,367

  SMBC Funding Facility

        The Company's consolidated subsidiary, Ares Capital JB Funding LLC ("ACJB"), is party to a revolving funding facility (as amended, the "SMBC Funding Facility") with ACJB, as the borrower, and Sumitomo Mitsui Banking Corporation ("SMBC"), as the administrative agent, collateral agent, and lender, which allows ACJB to borrow up to $400,000 at any one time outstanding. The SMBC Funding Facility is secured by all of the assets held by ACJB. The end of the reinvestment period and the stated maturity date for the SMBC Funding Facility are September 14, 2017 and September 14, 2022, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement.

        Amounts available to borrow under the SMBC Funding Facility are subject to a borrowing base that applies an advance rate to assets held by ACJB. The Company and ACJB are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the SMBC Funding Facility. As of March 31, 2016, the Company and ACJB were in compliance in all material respects with the terms of the SMBC Funding Facility.

        As of March 31, 2016 and December 31, 2015, there was $25,000 and $110,000 outstanding, respectively, under the SMBC Funding Facility. Since June 30, 2015, the interest rate charged on the SMBC Funding Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over a "base rate" (as defined in the agreements governing the SMBC Funding Facility), in each case, determined monthly based on the amount of the average borrowings outstanding under the SMBC Funding Facility. As of March 31, 2016, the interest rate in effect was LIBOR plus 1.75%. Prior to and including June 30, 2015, the interest rate charged on the SMBC Funding Facility was based on an applicable spread of 2.00% over LIBOR or 1.00% over a "base rate." As of March 31, 2016 and December 31, 2015, the interest rate in effect was based on one month LIBOR, which was 0.44% and 0.43%, respectively. ACJB is required to pay a commitment fee of between 0.35% and 0.875% per annum depending on the size of the unused portion of the SMBC Funding Facility.

        For the three months ended March 31, 2016 and 2015, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the SMBC Funding Facility were as follows:

	For the Three Months Ended March 31,
	2016	2015
Stated interest expense	$618	$26
Facility fees	255	417
Amortization of debt issuance costs	287	283

Total interest and credit facility fees expense	$1,160	$726

Cash paid for interest expense	$658	$90
Average stated interest rate	2.16%	2.16%
Average outstanding balance	$113,022	$4,822

SBA Debentures

        In April 2015, the Company's wholly owned subsidiary, Ares Venture Finance, L.P. ("AVF LP"), received a license from the Small Business Administration ("SBA") to operate as a Small Business Investment Company ("SBIC") under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended. The SBA places certain limitations on the financing of investments by SBICs in portfolio companies, including regulating the types of financings, restricting investments to only include small businesses with certain characteristics or in certain industries, and requiring capitalization thresholds that may limit distributions to the Company.

        The license from the SBA allows AVF LP to obtain leverage by issuing SBA-guaranteed debentures (the "SBA Debentures"), subject to issuance of a capital commitment by the SBA and other customary procedures. Leverage through the SBA Debentures is subject to required capitalization thresholds. Current SBA regulations limit the amount that any SBIC may borrow to $150,000 and as of March 31, 2016, the amount of the SBA Debentures committed to AVF LP by the SBA was $75,000. The SBA Debentures are non-recourse to the Company, have interest payable semi-annually, have a 10-year maturity and may be prepaid at any time without penalty. As of March 31, 2016, AVF LP had $25,000 of the SBA Debentures issued and outstanding, which mature between September 2025 and March 2026. AVF LP is subject to an annual periodic examination by an SBA examiner to determine AVF LP's compliance with the relevant SBA regulations and an annual financial audit of its financial statements that are prepared on a basis of accounting other than GAAP (such as ASC 820) by an independent auditor. As of March 31, 2016, AVF LP was in compliance in all material respects with SBA regulatory requirements.

        The interest rate for the SBA Debentures is fixed at the time the SBA Debentures and other applicable SBA-guaranteed debentures can be pooled and sold to the public and is based on a spread over U.S. treasury notes with 10-year maturities. The pooling of newly issued SBA-guaranteed debentures occurs twice per year. The spread includes an annual charge as determined by the SBA (the "Annual Charge") as well as a market-driven component. Prior to the 10-year fixed interest rate being determined, the interim interest rate charged for the SBA-guarantee debentures is based on LIBOR plus an applicable spread of 0.30% and the Annual Charge. As of March 31, 2016, the weighted average interest rate in effect for the SBA Debentures was 3.48%.

        For the three months ended March 31, 2016, the components of interest expense, cash paid for interest expense, average stated interest rate and average outstanding balances for the SBA Debentures were as follows:

For the Three Months Ended March 31, 2016
Stated interest expense	$182
Amortization of debt issuance costs	69

Total interest and credit facility fees expense	$251

Cash paid for interest expense	$310
Average stated interest rate	3.11%
Average outstanding balance	$23,220

  Convertible Unsecured Notes

        The Company has issued $230.0 million aggregate principal amount of unsecured convertible notes that mature on June 1, 2016 (the "June 2016 Convertible Notes"), $162.5 million aggregate principal amount of unsecured convertible notes that mature on March 15, 2017 (the "2017 Convertible Notes"), $270.0 million aggregate principal amount of unsecured convertible notes that mature on January 15, 2018 (the "2018 Convertible Notes") and $300.0 million aggregate principal amount of unsecured convertible notes that mature on January 15, 2019 (the "2019 Convertible Notes" and together with the June 2016 Convertible Notes, the 2017 Convertible Notes and the 2018 Convertible Notes, the "Convertible Unsecured Notes"). The Convertible Notes mature upon their respective maturity dates unless previously converted or repurchased in accordance with their terms. The Company does not have the right to redeem the Convertible Unsecured Notes prior to maturity. The June 2016 Convertible Notes, the 2017 Convertible Notes, the 2018 Convertible Notes and the 2019 Convertible Notes bear interest at a rate of 5.125% , 4.875% , 4.750% and 4.375%, respectively, per year, payable semi-annually.

        In certain circumstances, the Convertible Unsecured Notes will be convertible into cash, shares of the Company's common stock or a combination of cash and shares of its common stock, at the Company's election, at their respective conversion rates (listed below as of March 31, 2016) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Unsecured Notes Indentures"). To the extent the June 2016 Convertible Unsecured Notes are converted, the Company has elected to settle with a combination of cash and shares of its common stock. Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Unsecured Notes only under certain circumstances set forth in the Convertible Unsecured Notes Indentures. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Unsecured Notes at any time. In addition, if the Company engages in certain corporate events as described in their respective Convertible Unsecured Notes Indenture, holders of the Convertible Unsecured Notes may require the Company to repurchase for cash all or part of the Convertible Unsecured Notes at a repurchase price equal to 100% of the principal amount of the Convertible Unsecured Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

        Certain key terms related to the convertible features for each of the Convertible Unsecured Notes as of March 31, 2016 are listed below.

	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Conversion premium	17.5%	17.5%	17.5%	15.0%
Closing stock price at issuance	$16.20	$16.46	$16.91	$17.53
Closing stock price date	March 22, 2011	March 8, 2012	October 3, 2012	July 15, 2013
Conversion price(1)	$18.20	$18.89	$19.64	$19.99
Conversion rate (shares per one thousand dollar principal amount)(1)	54.9549	52.9303	50.9054	50.0292
Conversion dates	December 15, 2015	September 15, 2016	July 15, 2017	July 15, 2018

(1)
Represents conversion price and conversion rate, as applicable, as of March 31, 2016, taking into account certain de minimis adjustments that will be made on the conversion date.

        As of March 31, 2016, the principal amounts of each series of the Convertible Unsecured Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company's common stock.

        The Convertible Unsecured Notes Indentures contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of the Convertible Unsecured Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the Convertible Unsecured Notes Indentures. As of March 31, 2016, the Company was in compliance in all material respects with the terms of the Convertible Unsecured Notes Indentures.

        The Convertible Unsecured Notes are accounted for in accordance with ASC 470-20. To the extent the June 2016 Convertible Unsecured Notes are converted, the Company has selected to settle with a combination of cash and shares of its common stock. Upon conversion of any of the other Convertible Unsecured Notes, the Company intends to pay the outstanding principal amount in cash and to the extent that the conversion value exceeds the principal amount, the Company has the option to pay in cash or shares of the Company's common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the Convertible Unsecured Notes Indentures. The Company has determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under GAAP. In accounting for the Convertible Unsecured Notes, the Company estimated at the time of issuance separate debt and equity components for each of the Convertible Unsecured Notes. An original issue discount equal to the equity components of the Convertible Unsecured Notes was recorded in "capital in excess of par value" in the accompanying consolidated balance sheet. Additionally, the issuance costs associated with the Convertible Unsecured Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

        The debt and equity component percentages, the issuance costs and the equity component amounts for each of the Convertible Unsecured Notes are listed below.

	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Debt and equity component percentages, respectively(1)	93.0% and 7.0%	97.0% and 3.0%	98.0% and 2.0%	99.8% and 0.2%
Debt issuance costs(1)	$5,913	$4,813	$5,712	$4,475
Equity issuance costs(1)	$445	$149	$116	$9
Equity component, net of issuance costs(2)	$15,654	$4,724	$5,243	$582

(1)
At time of issuance.

(2)
At time of issuance and as of March 31, 2016.

        In addition to the original issue discount equal to the equity components of the Convertible Unsecured Notes, the 2018 Convertible Notes and the 2019 Convertible Notes were each issued at a discount. The Company records interest expense comprised of both stated interest expense as well as accretion of any original issue discount.

        As of March 31, 2016, the components of the carrying value of the Convertible Unsecured Notes, the stated interest rate and the effective interest rate were as follows:

	June 2016 Convertible Notes	2017 Convertible Notes	2018 Convertible Notes	2019 Convertible Notes
Principal amount of debt	$230,000	$162,500	$270,000	$300,000
Debt issuance costs, net of amortization	(196)	(987)	(2,158)	(2,347)
Original issue discount, net of accretion	(610)	(1,043)	(2,803)	(2,750)

Carrying value of debt	$229,194	$160,470	$265,039	$294,903

Stated interest rate	5.125%	4.875%	4.750%	4.375%
Effective interest rate(1)	6.7%	5.5%	5.3%	4.7%

(1)
The effective interest rate of the debt component of the Convertible Unsecured Notes is equal to the stated interest rate plus the accretion of original issue discount.

        For the three months ended March 31, 2016 and 2015, the components of interest expense and cash paid for interest expense for the Convertible Unsecured Notes are listed below. For the three months ended March 31, 2016 and 2015, the following also includes components of interest expense and cash paid for interest expense on the $575.0 million aggregate principal amount of unsecured convertible notes (the "February 2016 Convertible Notes") that were repaid in full on February 1, 2016.

	For the Three Months Ended March 31,
	2016	2015
Stated interest expense	$14,170	$19,681
Amortization of debt issuance costs	1,279	1,863
Accretion of original issue discount	2,555	3,893

Total interest expense	$18,004	$25,437

Cash paid for interest expense	$33,467	$33,467

  Unsecured Notes

  2018 Notes

        The Company had issued $750,000 in aggregate principal amount of unsecured notes that mature on November 30, 2018 (the "2018 Notes"). The 2018 Notes bear interest at a rate of 4.875% per year, payable semi-annually and all principal is due upon maturity. The 2018 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, as determined pursuant to the indenture governing the 2018 Notes, and any accrued and unpaid interest. $600,000 in aggregate principal amount of the 2018 Notes were issued at a discount to the principal amount and $150,000 in aggregate principal amount of the 2018 Notes were issued at a premium. The Company records interest expense comprised of both stated interest expense as well as any accretion of any original issue discount or premium.

  2020 Notes

        The Company had issued $600,000 in aggregate principal amount of unsecured notes that mature on January 15, 2020 (the "2020 Notes"). The 2020 Notes bear interest at a rate of 3.875% per year,

payable semi-annually and all principal is due upon maturity. The 2020 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2020 Notes, and any accrued and unpaid interest. $400,000 in aggregate principal amount of the 2020 Notes were issued at a discount to the principal amount and $200,000 in aggregate principal amount of the 2020 Notes were issued at a premium. The Company records interest expense comprised of both stated interest expense as well as any accretion of any original issue discount or premium.

  October 2022 Notes

        The Company had issued $182,500 in aggregate principal amount of unsecured notes that mature on October 1, 2022 (the "October 2022 Notes"). The October 2022 Notes bear interest at a rate of 5.875% per year, payable quarterly and all principal is due upon maturity. The October 2022 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

  2047 Notes

        As part of the acquisition of Allied Capital Corporation ("Allied Capital") in April 2010 (the "Allied Acquisition"), the Company assumed $230,000 aggregate principal amount of unsecured notes due on April 15, 2047 (the "2047 Notes" and together with the 2018 Notes, the 2020 Notes and the October 2022 Notes, the "Unsecured Notes"). The 2047 Notes bear interest at a rate of 6.875%, payable quarterly and all principal is due upon maturity. The 2047 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option, at a par redemption price of $25.00 per security plus accrued and unpaid interest. As of March 31, 2016 and December 31, 2015, the outstanding principal was $229,557 and $229,557 respectively, and the carrying value was $181,676 and $181,604, respectively. The carrying value represents the outstanding principal amount of the 2047 Notes less the unaccreted purchased discount recorded as a part of the Allied Acquisition.

  February 2022 Notes

        In March 2015, the Company redeemed the $143,750 aggregate principal amount of unsecured notes that were scheduled to mature on February 15, 2022 (the "February 2022 Notes") in accordance with the terms of the indenture governing the February 2022 Notes. The February 2022 Notes bore interest at a rate of 7.00% per year, payable quarterly. The February 2022 Notes were redeemed at par plus accrued and unpaid interest for a total redemption price of approximately $144,616, which resulted in a realized loss on the extinguishment of debt of $3,839.

  2040 Notes

        In October 2015, the Company redeemed the $200,000 aggregate principal amount of unsecured notes that were scheduled to mature on October 15, 2040 (the "2040 Notes") in accordance with the terms of the indenture governing the 2040 Notes. The 2040 Notes bore interest at a rate of 7.75% per year, payable quarterly. The 2040 Notes were redeemed at par plus accrued and unpaid interest for a total redemption price of approximately $200,560, which resulted in a realized loss on the extinguishment of debt of $6,572.

        For the three months ended March 31, 2016 and 2015, the components of interest expense and cash paid for interest expense for the Unsecured Notes are listed below. For the three months ended

March 31, 2015, the following also includes components of interest expense and cash paid for interest expense for the February 2022 Notes and the 2040 Notes.

	For the Three Months Ended March 31,
	2016	2015
Stated interest expense	$21,579	$26,969
Amortization of debt issuance costs	1,022	1,031
Accretion of purchase discount	81	169

Total interest expense	$22,682	$28,169

Cash paid for interest expense	$18,251	$13,883

        The Unsecured Notes contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of such notes under certain circumstances. These covenants are subject to important limitations and exceptions set forth in the indentures governing such notes. As of March 31, 2016, the Company was in compliance in all material respects with the terms of the respective indentures governing each of the Unsecured Notes.

        The Convertible Unsecured Notes and the Unsecured Notes are the Company's unsecured senior obligations and rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Convertible Unsecured Notes and the Unsecured Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of its secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries, financing vehicles or similar facilities.

6.     DERIVATIVE INSTRUMENTS

        The Company enters into forward currency contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company's investments denominated in foreign currencies. Net unrealized gains or losses on foreign currency contracts are included in "net unrealized gains (losses) from foreign currency and other transactions" and net realized gains or losses on forward currency contracts are included in "net realized gains (losses) from foreign currency transactions" in the accompanying consolidated statement of operations.

        During the three months ended December 31, 2015, the Company entered into an agreement with the SDLP to sell certain of the Company's investments to the SDLP at a mutually agreed upon price on a future date. The value of the agreement with the SDLP will change as the fair value of the identified loans changes and as additional loans are added to such agreement. As of March 31, 2016, the unrealized gain related to this agreement was included in the "net unrealized gains (losses) from foreign currency and other transactions" in the accompanying consolidated statement of operations and in "other assets" in the accompanying consolidated balance sheet.

        Forward currency contracts and the forward sale agreement are considered undesignated derivative instruments.

        Certain information related to the Company's derivative financial instruments is presented below as of March 31, 2016 and December 31, 2015.

	As of March 31, 2016
Description	Notional Amount	Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Balance Sheet	Balance Sheet Location of Net Amounts
Foreign currency forward contract	CAD 45,000	4/6/2016	$—	$2,300	$—	Accounts payable and other liabilities
Foreign currency forward contract	€3,320	4/6/2016	—	186	—	Accounts payable and other liabilities
Forward sale agreement	$356,983	—	4,019	—	—	Other Assets

Total			$4,019	$2,486	$—

	As of December 31, 2015
Description	Notional Amount	Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Balance Sheet	Balance Sheet Location of Net Amounts
Foreign currency forward contract	CAD 45,000	1/6/2016	$1,112	$—	$—	Other Assets
Foreign currency forward contract	€3,820	1/6/2016	143	—	—	Other Assets
Forward sale agreement	$316,201	—	2,602	—	—	Other Assets

Total			$3,857	$—	$—

7.     COMMITMENTS AND CONTINGENCIES

        The Company has various commitments to fund investments in its portfolio as described below. As of March 31, 2016 and December 31, 2015, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) the Company's discretion:

	As of
	March 31, 2016	December 31, 2015
Total revolving and delayed draw loan commitments	$355,375	$418,880
Less: drawn commitments	(70,817)	(122,925)

Total undrawn commitments	284,558	295,955
Less: commitments substantially at discretion of the Company	(6,833)	(6,000)
Less: unavailable commitments due to borrowing base or other covenant restrictions	—	—

Total net adjusted undrawn revolving and delayed draw loan commitments	$277,725	$289,955

        Included within the total revolving and delayed draw loan commitments as of March 31, 2016 and December 31, 2015 were delayed draw loan commitments totaling $137,468 and $148,609, respectively. The Company's commitment to fund delayed draw loans is triggered upon the satisfaction of certain pre-negotiated terms and conditions. Generally, the most significant and uncertain term requires the borrower to satisfy a specific use of proceeds covenant. The use of proceeds covenant typically requires the borrower to use the additional loans for the specific purpose of a permitted acquisition or permitted investment, for example. In addition to the use of proceeds covenant, the borrower is generally required to satisfy additional negotiated covenants (including specified leverage levels).

        Also included within the total revolving and delayed draw loan commitments as of March 31, 2016 were commitments to issue up to $45,212 in letters of credit through a financial intermediary on behalf of certain portfolio companies. As of March 31, 2016, the Company had $13,753 in letters of credit issued and outstanding under these commitments on behalf of portfolio companies. For all these letters of credit issued and outstanding, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. None of these letters of credit issued and outstanding are recorded as a liability on the Company's balance sheet as such letters of credit are considered in the valuation of the investments in the portfolio company. Of these letters of credit, $12,731 expire in 2016 and $1,022 expire in 2017.

        The Company also has commitments to co-invest in the SSLP for the Company's portion of the SSLP's commitments to fund delayed draw loans to certain portfolio companies of the SSLP. See Note 4 for more information.

        As of March 31, 2016 and December 31, 2015, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

	As of
	March 31, 2016	December 31, 2015
Total private equity commitments	$107,000	$107,000
Less: funded private equity commitments	(21,149)	(20,896)

Total unfunded private equity commitments	85,851	86,104
Less: private equity commitments substantially at discretion of the Company	(84,528)	(84,554)

Total net adjusted unfunded private equity commitments	$1,323	$1,550

        In the ordinary course of business, the Company may sell certain of its investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales) the Company has, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions have given rise to liabilities in the past and may do so in the future.

8.     FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Company follows ASC 825-10, which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets" and "debt," which are reported at amortized cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the lines titled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and other liabilities," "base management fees payable," "income based fees payable," "capital gains incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

        The Company also follows ASC 820-10, which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with

GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        In addition to using the above inputs in investment valuations, the Company continues to employ the net asset valuation policy approved by the Company's board of directors that is consistent with ASC 820-10 (see Note 2). Consistent with the Company's valuation policy, it evaluates the source of inputs, including any markets in which the Company's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Company's valuation policy considers the fact that because there is not a readily available market value for most of the investments in the Company's portfolio, the fair value of the investments must typically be determined using unobservable inputs.

        The Company's portfolio investments (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Company may also employ other valuation multiples to determine EV, such as revenues or, in the case of certain portfolio companies in the power generation industry, kilowatt capacity. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Company has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind-down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Company does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Company considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Company are substantially illiquid with no active transaction market, the Company depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

        For other portfolio investments such as investments in collateralized loan obligations and the SSLP Certificates, discounted cash flow analysis is the primary technique utilized to determine fair value. Expected future cash flows associated with the investment are discounted to determine a present value using a discount rate that reflects estimated market return requirements.

        The following tables summarize the significant unobservable inputs the Company used to value the majority of its investments categorized within Level 3 as of March 31, 2016 and December 31, 2015. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company's determination of fair values.

	As of March 31, 2016
			Unobservable Input
Asset Category	Fair Value	Primary Valuation Techniques	Input	Estimated Range	Weighted Average
First lien senior secured loans	$2,622,296	Yield analysis	Market yield	4.0% - 16.4%	9.2%
Second lien senior secured loans	2,864,181	Yield analysis	Market yield	8.5% - 19.5%	10.8%
Subordinated certificates of the SSLP	1,889,734	Discounted cash flow analysis	Discount rate	10.3% - 11.3%	10.8%
Senior subordinated debt	691,295	Yield analysis	Market yield	8.3% - 15.6%	12.1%
Preferred equity securities	381,808	EV market multiple analysis	EBITDA multiple	1.3x - 14.8x	7.1x
Other equity securities and other	607,845	EV market multiple analysis	EBITDA multiple	1.3x - 17.3x	10.5x

Total Investments	$9,057,159

Derivatives	4,019	Yield analysis	Market yield	7.0% - 8.3%	7.6%

Total Other Assets	$4,019

	As of December 31, 2015
			Unobservable Input
Asset Category	Fair Value	Primary Valuation Techniques	Input	Estimated Range	Weighted Average
First lien senior secured loans	$2,638,784	Yield analysis	Market yield	4.0% - 16.5%	9.2%
Second lien senior secured loans	2,861,294	Yield analysis	Market yield	8.5% - 19.5%	10.6%
Subordinated certificates of the SSLP	1,884,861	Discounted cash flow analysis	Discount rate	10.5% - 11.5%	11.0%
Senior subordinated debt	654,066	Yield analysis	Market yield	8.3% - 15.8%	12.2%
Preferred equity securities	375,830	EV market multiple analysis	EBITDA multiple	4.0x - 14.8x	7.2x
Other equity securities and other	630,026	EV market multiple analysis	EBITDA multiple	4.0x - 14.8x	10.2x

Total Investments	$9,044,861

Derivatives	$2,602	Yield analysis	Market yield	7.0% - 7.6%	7.4%

Total Other Assets	$2,602

        Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of the Company's investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Company's investments.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The following table presents fair value measurements of cash and cash equivalents, investments and derivatives as of March 31, 2016:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$77,169	$77,169	$—	$—
Investments not measured at net asset value(1)	$9,065,196	$8,037	$—	$9,057,159
Investments measured at net asset value(1)	6,905

Total Investments	$9,072,101
Derivatives	$1,533	$—	$(2,486)	$4,019

(1)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheet.

        The following table presents fair value measurements of cash and cash equivalents, investments and derivatives as of December 31, 2015:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$257,056	$257,056	$—	$—
Investments not measured at net asset value(1)	$9,048,233	$3,372	$—	$9,044,861
Investments measured at net asset value(1)	$7,263

Total Investments	$9,055,496
Derivatives	$3,857	$—	$1,255	$2,602

(1)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheet.

        Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

        The following table presents changes in investments that use Level 3 inputs as of and for the three months ended March 31, 2016:

As of and For the Three Months Ended March 31, 2016
Balance as of December 31, 2015	$9,044,861
Net realized gains	25,133
Net unrealized losses	(3,772)
Purchases	493,069
Sales	(127,047)
Redemptions	(378,619)
Payment-in-kind interest and dividends	8,177
Net accretion of discount on securities	1,332
Net transfers in and/or out of Level 3	(5,975)

Balance as of March 31, 2016	$9,057,159

        As of March 31, 2016, the net unrealized depreciation on the investments that use Level 3 inputs was $110,043. For the three months ended March 31, 2016, the net transfers out of Level 3 were due to privately held equity investments converting to publicly traded stock.

        The following table presents changes in derivatives that use Level 3 inputs as of and for the three months ended March 31, 2016:

As of and For the Three Months Ended March 31, 2016
Balance as of December 31, 2015	$2,602
Net unrealized gains	1,417

Balance as of March 31, 2016	$4,019

        As of March 31, 2016, the net unrealized appreciation on the derivatives that use Level 3 inputs was $4,019.

        For the three months ended March 31, 2016, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of March 31, 2016, and reported within the net unrealized gains (losses) from investments, foreign currency and other transactions in the Company's consolidated statement of operations was $9,063.

        The following table presents changes in investments that use Level 3 inputs as of and for the as of and for the three months ended March 31, 2015:

As of and For the Three Months Ended March 31, 2015
Balance as of December 31, 2014	$9,016,437
Net realized gains	27,227
Net unrealized losses	(49,017)
Purchases	573,822
Sales	(461,076)
Redemptions	(648,023)
Payment-in-kind interest and dividends	8,126
Net accretion of discount on securities	1,098
Net transfers in and/or out of Level 3	—

Balance as of March 31, 2015	$8,468,594

        As of March 31, 2015, the net unrealized appreciation on the investments that use Level 3 inputs was $98,860. For the three months ended March 31, 2015, there were no transfers in or out of Level 3.

        For the three months ended March 31, 2015, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of March 31, 2015, and reported within the net unrealized gains (losses) from investments in the Company's consolidated statement of operations was $(27,516).

        Following are the carrying and fair values of the Company's debt obligations as of March 31, 2016 and December 31, 2015. Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company's marketplace credit ratings, or market quotes, if available.

	As of
	March 31, 2016			December 31, 2015
	Carrying value(1)		Fair value	Carrying value(1)		Fair value
Revolving Credit Facility	$1,170,000	(2)	$1,170,000	$515,000		$515,000
Revolving Funding Facility	118,000		118,000	250,000		250,000
SMBC Funding Facility	25,000		25,000	110,000		110,000
SBA Debentures	24,432		25,000	21,491		22,000
February 2016 Convertible Notes (principal amount outstanding of $0 and $575,000, respectively)	—	(3)	—	573,935	(4)	575,058
June 2016 Convertible Notes (principal amount outstanding of $230,000)	229,194	(4)	231,371	228,008	(4)	230,058
2017 Convertible Notes (principal amount outstanding of $162,500)	160,470	(4)	165,358	159,958	(4)	164,206
2018 Convertible Notes (principal amount outstanding of $270,000)	265,039	(4)	275,178	264,392	(4)	270,877
2019 Convertible Notes (principal amount outstanding of $300,000)	294,903	(4)	305,085	294,479	(4)	299,061
2018 Notes (principal amount outstanding of $750,000)	743,516	(5)	769,380	742,954	(5)	777,405
2020 Notes (principal amount outstanding of $600,000)	594,533	(6)	615,864	594,201	(6)	607,128
October 2022 Notes (principal amount outstanding of $182,500)	178,049	(7)	183,761	177,912	(7)	182,009
2047 Notes (principal amount outstanding of $229,557)	181,676	(8)	230,357	181,604	(8)	230,228

	$3,984,812	(9)	$4,114,354	$4,113,934	(9)	$4,233,030

(1)
The Revolving Credit Facility, the Revolving Funding Facility and the SMBC Funding Facility carrying values are the same as the principal amounts outstanding.

(2)
See Note 15 for a subsequent event relating to the Revolving Credit Facility.

(3)
See Note 5 for more information on the repayment of the February 2016 Convertible Notes.

(4)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes less unamortized debt issuance costs and the unaccreted discount recorded upon the issuances of such notes.

(5)
Represents the aggregate principal amount outstanding of the 2018 Notes less unamortized debt issuance costs plus the net unamortized premium that was recorded upon the issuances of the 2018 Notes.

(6)
Represents the aggregate principal amount outstanding of the 2020 Notes less unamortized debt issuance costs and the net unaccreted discount recognized on the issuances of the 2020 Notes.

(7)
Represents the aggregate principal amount outstanding of the October 2022 Notes less unamortized debt issuance costs.

(8)
Represents the aggregate principal amount outstanding of the 2047 Notes less the unaccreted purchased discount.

(9)
Total principal amount of debt outstanding totaled $4,062,557 and $4,196,557 as of March 31, 2016 and December 31, 2015, respectively.

        The following table presents fair value measurements of the Company's debt obligations as of March 31, 2016 and December 31, 2015:

	As of
Fair Value Measurements Using	March 31, 2016	December 31, 2015
Level 1	$414,118	$412,237
Level 2	3,700,236	3,820,793

Total	$4,114,354	$4,233,030

9.     STOCKHOLDERS' EQUITY

        There were no sales of the Company's equity securities for the three months ended March 31, 2016 and 2015. See Note 11 for information regarding shares of common stock issued in accordance with the Company's dividend reinvestment plan.

  Stock Repurchase Program

        In September 2015, the Company's board of directors approved a stock repurchase program authorizing the Company to repurchase up to $100 million in the aggregate of its outstanding common stock in the open market at certain thresholds below its net asset value per share, in accordance with the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The timing, manner, price and amount of any share repurchases will be determined by the Company, in its discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors. The program will be in effect until September 30, 2016, unless extended or until the approved dollar amount has been used to repurchase shares. The program does not require the Company to repurchase any specific number of shares and it cannot assure stockholders that any shares will be repurchased under the program. The program may be suspended, extended, modified or discontinued at any time. See Note 15 for a subsequent event relating to the stock repurchase program.

        In connection with this stock repurchase program, in March 2016, the Company entered into a Rule 10b5-1 plan to repurchase shares of the Company's common stock in accordance with certain parameters set forth in such plan. The Company expects that the Rule 10b5-1 plan will be in effect until May 6, 2016, or until the approved dollar amount in the Rule 10b5-1 plan has been used to repurchase shares.

        During the quarter ended March 31, 2016, the Company repurchased a total of 393 shares of the Company's common stock in the open market for $5,477 under the stock repurchase program. The shares were repurchased at an average price of $13.92 per share, including commissions paid.

10.   EARNINGS PER SHARE

        The following information sets forth the computations of basic and diluted net increase in stockholders' equity resulting from operations per share for the three months ended March 31, 2016 and 2015:

	For the Three Months Ended March 31,
	2016	2015
Net increase in stockholders' equity resulting from operations available to common stockholders	$131,541	$100,576
Weighted average shares of common stock outstanding—basic and diluted	314,293	314,108
Basic and diluted net increase in stockholders' equity resulting from operations per share	$0.42	$0.32

        For the purpose of calculating diluted net increase in stockholders' equity resulting from operations per share, the average closing price of the Company's common stock for the three months ended March 31, 2016 was less than the conversion price for each of the Convertible Unsecured Notes outstanding as of March 31, 2016. For the three months ended March 31, 2015, the average closing price of the Company's common stock was less than the conversion price for each the Convertible Unsecured Notes outstanding as well as the February 2016 Convertible Notes. Therefore, for all periods presented in the financial statements, the underlying shares for the intrinsic value of the embedded options in the Convertible Unsecured Notes and the February 2016 Convertible Notes have no impact on the computation of diluted net increase in stockholders' equity resulting from operations per share.

11.   DIVIDENDS AND DISTRIBUTIONS

        The following table summarizes the Company's dividends declared and payable during the three months ended March 31, 2016 and 2015:

Date declared	Record date	Payment date	Per share amount		Total amount
February 26, 2016	March 15, 2016	March 31, 2016	$0.38		$119,452

Total declared and payable for the three months ended March 31, 2016			$0.38		$119,452

February 26, 2015	March 13, 2015	March 31, 2015	$0.38		$119,361
February 26, 2015	March 13, 2015	March 31, 2015	0.05	(1)	15,705

Total declared and payable for the three months ended March 31, 2015			$0.43		$135,066

(1)
Represents an additional dividend.

        The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. When the Company issues new shares in connection with the dividend reinvestment plan, the issue price is equal to the closing price of its common stock on the dividend payment date. Dividend reinvestment plan activity for the three months ended March 31, 2016 and 2015, was as follows:

	For the Three Months Ended March 31,
	2016	2015
Shares issued	—	361
Average issue price per share	$—	$17.17
Shares purchased by plan agent to satisfy dividends declared and payable during the period for stockholders	351	—
Average purchase price per share	$14.98	$—

12.   RELATED PARTY TRANSACTIONS

        In accordance with the investment advisory and management agreement, the Company bears all costs and expenses of the operation of the Company and reimburses its investment adviser or its affiliates for certain of such costs and expenses incurred in the operation of the Company. For the three months ended March 31, 2016 and 2015, the Company's investment adviser or its affiliates incurred such expenses totaling $1,611 and $1,568, respectively.

        The Company is party to office leases pursuant to which it is leasing office facilities from third parties. For certain of these office leases, the Company has also entered into separate subleases with Ares Management LLC, the sole member of Ares Capital Management, and IHAM, pursuant to which Ares Management LLC and IHAM sublease a portion of these leases. For the three months ended March 31, 2016 and 2015, amounts payable to the Company under these subleases totaled $1,665 and $1,157, respectively.

        Ares Management LLC has also entered into separate subleases with the Company, pursuant to which the Company subleases certain office spaces from Ares Management LLC. For the three months ended March 31, 2016 and 2015, amounts payable to Ares Management LLC under these subleases totaled $165 and $187, respectively.

        The Company has also entered into agreements with Ares Management LLC and IHAM, pursuant to which Ares Management LLC and IHAM are entitled to use the Company's proprietary portfolio management software. For the three months ended March 31, 2016 and 2015, amounts payable to the Company under these agreements totaled $25 and $495, respectively.

        See Notes 3, 4 and 6 for descriptions of other related party transactions.

13.   FINANCIAL HIGHLIGHTS

        The following is a schedule of financial highlights as of and for the three months ended March 31, 2016 and 2015

	As of and For the Three Months Ended March 31,
Per Share Data:	2016	2015
Net asset value, beginning of period(1)	$16.46	$16.82
Net investment income for period(2)	0.36	0.39
Net realized and unrealized gains (losses) for period(2)	0.06	(0.07)

Net increase in stockholders' equity	0.42	0.32
Total distributions to stockholders(3)	(0.38)	(0.43)

Net asset value at end of period(1)	$16.50	$16.71

Per share market value at end of period	$14.84	$17.17
Total return based on market value(4)	6.81%	12.75%
Total return based on net asset value(5)	2.45%	1.90%
Shares outstanding at end of period	313,954	314,469
Ratio/Supplemental Data:
Net assets at end of period	$5,179,944	$5,255,417
Ratio of operating expenses to average net assets(6)(7)	10.08%	9.79%
Ratio of net investment income to average net assets(6)(8)	8.73%	9.30%
Portfolio turnover rate(6)	21%	27%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheet.

(2)
Weighted average basic per share data.

(3)
Includes an additional dividend of $0.05 per share for the three months ended March 31, 2015.

(4)
For the three months ended March 31, 2016, the total return based on market value equaled the increase of the ending market value at March 31, 2016 of $14.84 per share from the ending market value at December 31, 2015 of $14.25 per share plus the declared and payable dividends of $0.38 per share for the three months ended March 31, 2016, divided by the market value at December 31, 2015. For the three months ended March 31, 2015, the total return based on market value equaled the increase of the ending market value at March 31, 2015 of $17.17 per share from the ending market value at December 31, 2014 of $15.61 per share plus the declared and payable dividends of $0.43 per share for the three months ended March 31, 2015, divided by the market value at December 31, 2014. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
For the three months ended March 31, 2016, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $0.38 per share for the three months ended March 31, 2016, divided by the beginning net asset value for the period. For the three months ended March 31, 2015, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $0.43 per share for the three months ended March 31, 2015, divided by the beginning net asset value for the period. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan, the issuance of common stock in connection with any equity offerings and the equity components of any convertible notes issued during the period. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(6)
The ratios reflect an annualized amount.

(7)
For the three months ended March 31, 2016, the ratio of operating expenses to average net assets consisted of 2.69% of base management fees, 2.26% of income based fees and capital gains incentive fees, 3.89% of the cost of borrowing and 1.24% of other operating expenses. For the three months ended March 31, 2015, the ratio of operating expenses to average net assets consisted of 2.59% of base management fees, 1.92% of income based fees and capital gains incentive fees, 4.48% of the cost of borrowing and 0.80% of other operating expenses. These ratios reflect annualized amounts.

(8)
The ratio of net investment income to average net assets excludes income taxes related to realized gains and losses.

14.   LITIGATION

        The Company is party to certain lawsuits in the normal course of business. In addition, Allied Capital was involved in various legal proceedings that the Company assumed in connection with the Allied Acquisition. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these legal proceedings will materially affect its business, financial condition or results of operations.

        On May 20, 2013, the Company was named as one of several defendants in an action (the "Action") filed in the United States District Court for the Eastern District of Pennsylvania (the "Pennsylvania Court") by the bankruptcy trustee of DSI Renal Holdings LLC and two related companies. On March 17, 2014, the Action was transferred to the United States District Court for the District of Delaware (the "Delaware Court") pursuant to a motion filed by the defendants and granted by the Pennsylvania Court. On May 6, 2014, the Delaware Court referred the Action to the United States Bankruptcy Court for the District of Delaware. The complaint in the Action alleges, among other things, that each of the named defendants participated in a purported "fraudulent transfer" involving the restructuring of a subsidiary of DSI Renal Holdings LLC. Among other things, the complaint seeks, jointly and severally from all defendants, (1) damages of approximately $425 million, of which the complaint states the Company's individual share is approximately $117 million, and (2) punitive damages. The Company is currently unable to assess with any certainty whether it may have any exposure in the Action. The Company believes the plaintiff's claims are without merit and intends to vigorously defend itself in the Action.

15.   SUBSEQUENT EVENTS

        The Company's management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this document or would be required to be recognized in the consolidated financial statements as of and for the three months ended March 31, 2016, except as disclosed below.

American Capital Acquisition

        On May 23, 2016, the Company entered into a definitive agreement to acquire American Capital, Ltd., a Delaware corporation ("American Capital"), in a cash and stock transaction, which we refer to as the "American Capital Acquisition." American Capital is an internally managed closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the Investment Company Act.

        While there can be no assurances as to the exact timing, or that the American Capital Acquisition will be completed at all, the Company expects to complete the American Capital Acquisition as early as the fourth quarter of 2016. The consummation of the American Capital Acquisition is subject to certain conditions, including, among others, American Capital stockholder approval, Ares Capital stockholder approval, the successful completion of the sale of American Capital Mortgage Management, LLC, a wholly owned subsidiary of American Capital Asset Management, LLC, to American Capital Agency Corp., required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or the "HSR Act"), receipt of certain third party consents, and other customary closing conditions. The Company cannot assure you that the American Capital Acquisition will be consummated as scheduled, or at all.

        In connection with the American Capital Acquisition, the Company entered into an agreement with the Company's investment adviser, dated May 23, 2016, pursuant to which its investment adviser will (i) provide $275 million of cash consideration payable to American Capital stockholders in accordance with the terms and conditions set forth in the Merger Agreement at closing and (ii) waive, for each of the first ten calendar quarters beginning with the first full calendar quarter after the closing of the American Capital Acquisition, the lesser of (x) $10 million of income based fees and (y) the amount of income based fees for such quarter, to the extent earned and payable by the Company in such quarter pursuant to and as calculated under its investment advisory and management agreement, in each case, subject to the consummation of the American Capital Acquisition.

Other Recent Developments

        In April 2016, the Company entered into an agreement to amend and restate the Revolving Credit Facility (as defined below) that, among other things, (a) extended the expiration of the revolving period for certain lenders electing to extend their commitments in an amount equal to $1.195 billion from May 4, 2019 to May 4, 2020, during which period we, subject to certain conditions, may make borrowings under the Revolving Credit Facility, (b) extended the stated maturity date for certain lenders electing to extend their commitments in an amount equal to $1.195 billion from May 4, 2020 to May 4, 2021, (c) permitted certain lenders electing not to extend their commitments in an amount equal to $70 million to remain subject to the existing revolving period and stated maturity in respect of their non-extending commitments, and (d) modified the debt and lien provisions of the Revolving Credit Facility to, among other things, (i) expand the types of additional debt that may be secured by certain assets of the Company on a pari passu basis with the Revolving Credit Facility, subject to certain limitations, and (ii) increase the amount of additional secured debt permitted to be incurred by the Company, subject to certain conditions. The size of the Revolving Credit Facility is $1.265 billion following the amendment and restatement thereof. The Revolving Credit Facility includes an "accordion" feature that allows the Company, under certain circumstances, to increase the size of the facility by an amount up to $632.5 million.

        In April 2016, the Company's board of directors authorized an extension of the Company's stock repurchase program through February 28, 2017. The Company's stock repurchase program was set to expire on September 30, 2016. Under the stock repurchase program, the Company was able to repurchase up to $100 million in the aggregate of the Company's outstanding common stock in the open market at a price per share that met certain thresholds below the net asset value per share of the Company's common stock, in accordance with the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The timing, manner, price and amount of any share repurchases were determined by the Company, in the Company's discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors. As of March 31, 2016, the Company had repurchased a total of 514,677 shares of its common stock in the open market under the stock repurchase program since its inception in September 2015, at an average price of $13.92 per share, including commissions paid, leaving approximately $92.8 million available for additional repurchases under the program. In May 2016, in connection with the American Capital Acquisition, the Company suspended its stock repurchase program pending the consummation of the Merger Agreement.

        In June 2016, the Company repaid in full the $230 million aggregate principal amount outstanding of the June 2016 Convertible Notes (as defined below) upon their maturity. The Company used amounts available under its revolving credit facilities to repay the June 2016 Convertible Notes.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of American Capital, Ltd.

        We have audited American Capital, Ltd.'s internal control over financial reporting as of December 31, 2015 based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 Framework) (the COSO criteria). American Capital, Ltd.'s management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management's Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the company's internal control over financial reporting based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

        A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        In our opinion, American Capital, Ltd. maintained, in all material respects, effective internal control over financial reporting as of December 31, 2015, based on the COSO criteria.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of American Capital, Ltd., including the consolidated schedules of investments, as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2015, and the consolidated financial highlights for each of the five years in the period ended December 31, 2015 and our report dated February 16, 2016 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

McLean, Virginia
February 16, 2016

 Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of American Capital, Ltd.

        We have audited the accompanying consolidated balance sheets of American Capital, Ltd., including the consolidated schedules of investments, as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2015, and the consolidated financial highlights for each of the five years in the period ended December 31, 2015. Our audit also included the financial statement schedule listed in the Index at Item 15(a)(2). These financial statements, financial highlights, and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by custodians and brokers as of December 31, 2015, and confirmation of securities not held by the custodian by correspondence with brokers, or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of American Capital, Ltd. at December 31, 2015 and 2014, and the consolidated results of its operations, comprehensive income, changes in its net assets and its cash flows for each of the three years in the period ended December 31, 2015, and its consolidated financial highlights for each of the five years in the period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), American Capital, Ltd.'s internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 Framework) and our report dated February 16, 2016 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

McLean, Virginia
February 16, 2016

AMERICAN CAPITAL, LTD.

CONSOLIDATED BALANCE SHEETS

(in millions, except per share amounts)

	December 31,
	2015	2014
Assets
Investments at fair value
Non-Control/Non-Affiliate investments (cost of $2,368 and $3,846, respectively)	$2,097	$3,472
Affiliate investments (cost of $35 and $29, respectively)	77	26
Control investments (cost of $2,502 and $2,542, respectively)	2,824	2,782

Total investments at fair value (cost of $4,905 and $6,417, respectively)	4,998	6,280
Cash and cash equivalents	483	676
Restricted cash and cash equivalents	46	167
Interest and dividend receivable	48	46
Deferred tax asset, net	198	354
Trade date settlement receivable	373	4
Other	98	113

Total assets	$6,244	$7,640

Liabilities and Shareholders' Equity
Debt ($204 and $5 due within one year, respectively)	$1,257	$1,703
Trade date settlement liability	2	191
Long term incentive plan liability	34	82
Other	129	192

Total liabilities	1,422	2,168

Commitments and contingencies (Note 12)
Shareholders' equity:
Undesignated preferred stock, $0.01 par value, 5.0 shares authorized, 0 issued and outstanding	—	—
Common stock, $0.01 par value, 1,000.0 shares authorized, 247.3 and 271.1 issued and 242.6 and 266.9 outstanding, respectively	2	3
Capital in excess of par value	5,847	6,246
Cumulative translation adjustment, net of tax	(101)	(38)
Distributions in excess of net realized earnings	(879)	(505)
Net unrealized depreciation of investments	(47)	(234)

Total shareholders' equity	4,822	5,472

Total liabilities and shareholders' equity	$6,244	$7,640

Net Asset Value Per Common Share Outstanding	$19.88	$20.50

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Year Ended December 31,
	2015	2014	2013
Operating Revenue
Interest and dividend income
Non-Control/Non-Affiliate investments	$316	$153	$162
Affiliate investments	3	(3)	40
Control investments	288	263	221

Total interest and dividend income	607	413	423

Fee income
Non-Control/Non-Affiliate investments	15	13	11
Affiliate investments	—	3	1
Control investments	49	42	52

Total fee income	64	58	64

Total operating revenue	671	471	487

Operating Expenses
Interest	79	54	44
Salaries, benefits and stock-based compensation	137	168	156
European Capital management fees	13	5	—
General and administrative	64	61	55

Total operating expenses	293	288	255

Net Operating Income Before Income Taxes	378	183	232
Tax provision	(125)	(66)	(76)

Net Operating Income	253	117	156

Net realized gain (loss)
Non-Control/Non-Affiliate investments	(308)	39	(52)
Affiliate investments	—	(32)	11
Control investments	(388)	256	(63)
Foreign currency transactions	(18)	(17)	3
Derivative agreements and other	(4)	(41)	(14)
Tax benefit (provision)	91	(53)	60

Total net realized (loss) gain	(627)	152	(55)

Net unrealized appreciation (depreciation)
Portfolio company investments	211	149	49
Foreign currency translation	27	(74)	52
Derivative agreements and other	67	35	19
Tax (provision) benefit	(118)	55	(37)

Total net unrealized appreciation	187	165	83

Total net (loss) gain	(440)	317	28

Net (Decrease) Increase in Net Assets Resulting from Operations ("Net (Loss) Earnings")	$(187)	$434	$184

Net Operating Income Per Common Share
Basic	$0.95	$0.44	$0.53
Diluted	$0.95	$0.42	$0.51
Net (Loss) Earnings Per Common Share
Basic	$(0.70)	$1.62	$0.63
Diluted	$(0.70)	$1.55	$0.61
Weighted Average Shares of Common Stock Outstanding
Basic	267.2	268.2	291.6
Diluted	267.2	280.7	303.9

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in millions, except per share data)

	Year Ended December 31,
	2015	2014	2013
Net (loss) earnings	$(187)	$434	$184
Other comprehensive income (loss):
Cumulative translation adjustment, net of tax of $(1), $(7) and $0, respectively	(63)	(38)	—

Comprehensive (loss) income	$(250)	$396	$184

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(in millions, except per share data)

	Year Ended December 31,
	2015	2014	2013
Operations
Net operating income, net of tax	$253	$117	$156
Net realized (loss) gain, net of tax	(627)	152	(55)
Net unrealized appreciation, net of tax	187	165	83

Net (loss) earnings	(187)	434	184

Capital Share Transactions
Proceeds from issuance of common stock upon exercise of stock options	89	38	31
Repurchase of common stock	(526)	(137)	(561)
Stock-based compensation	31	42	32
Cumulative translation adjustment, net of tax	(63)	(38)	—
Other	6	7	11

Net decrease in net assets resulting from capital share transactions	(463)	(88)	(487)

Total (decrease) increase in net assets	(650)	346	(303)
Net assets at beginning of period	5,472	5,126	5,429

Net assets at end of period	$4,822	$5,472	$5,126

Net asset value per common share outstanding	$19.88	$20.50	$18.97
Common shares outstanding at end of period	242.6	266.9	270.2

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	Year Ended December 31,
	2015	2014	2013
Operating Activities
Net (loss) earnings	$(187)	$434	$184
Adjustments to reconcile net (loss) earnings to net cash provided by operating activities:
Net unrealized appreciation of investments before income taxes	(305)	(110)	(120)
Net realized loss (gain) on investments before income taxes	718	(205)	115
Effects on exchange rate changes on assets and liabilities denominated in foreign currencies	4	(8)	—
Accrued PIK interest and dividends on investments	(104)	(67)	(100)
Stock-based compensation	26	48	32
Increase in interest and dividend receivable	(2)	(20)	(4)
Decrease in deferred tax asset, net	160	60	52
(Increase) decrease in other assets	(16)	1	7
Increase in other liabilities	12	9	27
Payment of Long Term Incentive Plan Liability	(46)	—	—
Other	10	3	—

Net cash provided by operating activities	270	145	193

Investing Activities
Purchases and originations of investments	(3,409)	(3,206)	(1,028)
(Fundings on) repayments from portfolio company revolving credit facility investments, net	(7)	(4)	72
Principal repayments on debt investments	915	755	645
Proceeds from loan syndications and loan sales	2,357	98	14
Payment of accrued PIK notes and dividend and accreted original issue discounts	61	389	187
Proceeds from equity investments	388	1,523	362
Decrease (increase) in cash collateral on total return swaps	100	(35)	(55)
Other	10	(24)	(24)

Net cash provided by (used in) investing activities	415	(504)	173

Financing Activities
(Payments on) proceeds from revolving credit facilities	(305)	777	—
(Payments on) proceeds from secured term loan	(138)	—	24
Payments on secured borrowings	—	(5)	(174)
Proceeds from unsecured borrowings	—	—	342
Payments on notes payable from asset securitizations	—	—	(178)
Decrease (increase) in debt service escrows	13	(15)	124
Proceeds from issuance of common stock upon exercise of stock options	89	38	31
Repurchase of common stock	(526)	(137)	(561)
Other	3	5	10

Net cash (used in) provided by financing activities	(864)	663	(382)

Effect of currency rate changes on cash and cash equivalents	(14)	—	—
Net (decrease) increase in cash and cash equivalents	(179)	304	(16)
Cash and cash equivalents at beginning of period	676	315	331
Increase in cash due to consolidation of European Capital	—	57	—

Cash and cash equivalents at end of period	$483	$676	$315

Supplemental Disclosures
Cash paid for interest	$68	$47	$33
Cash paid (received) from taxes	$1	$(9)	$3
Non-cash Investing Activities
Equity investment received related to the management agreement of American Capital Equity III, LP	$—	$22	$—
Equity investment received from the contribution of Structured Products investments	$—	$—	$25

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Data
Net asset value at beginning of the period	$20.50	$18.97	$17.84	$13.87	$10.71

Loss on extinguishment of debt, net of tax(1)	—	—	—	(0.01)	—
Net operating income(1)	0.95	0.44	0.53	1.24	1.30
Net realized (loss) gain, net of tax(1)	(2.35)	0.57	(0.18)	(0.84)	(0.90)
Net unrealized appreciation, net of tax(1)	0.70	0.61	0.28	3.16	2.43

Net (loss) earnings(1)	(0.70)	1.62	0.63	3.55	2.83
Issuance of common stock from stock compensation plans	(0.56)	(0.23)	(0.20)	(0.24)	(0.05)
Repurchase of common stock	0.75	0.16	0.66	0.77	0.32
Cumulative translation adjustment, net of tax	(0.26)	(0.14)	—	—	—
Other, net(2)	0.15	0.12	0.04	(0.11)	0.06

Net asset value at end of period	$19.88	$20.50	$18.97	$17.84	$13.87

Ratio/Supplemental Data
Per share market value at end of period	$13.79	$14.61	$15.64	$12.02	$6.73
Total investment (loss) return(3)	(5.61)%	(6.59)%	30.12%	78.61%	(10.98)%
Shares of common stock outstanding at end of period	242.6	266.9	270.2	304.4	329.1
Net assets at end of period	$4,822	$5,472	$5,126	$5,429	$4,563
Average net assets(4)	$5,297	$5,284	$5,444	$5,152	$4,181
Average debt outstanding(5)	$2,157	$1,091	$694	$960	$1,662
Average debt outstanding per common share(1)	$8.07	$4.07	$2.38	$3.00	$4.83
Portfolio turnover rate	52.90%	50.55%	21.23%	9.47%	5.39%
Ratio of operating expenses to average net assets	5.53%	5.45%	4.68%	5.10%	6.89%
Ratio of operating expenses, net of interest expense, to average net assets	4.04%	4.43%	3.88%	3.96%	4.74%
Ratio of interest expense to average net assets	1.49%	1.02%	0.81%	1.15%	2.15%
Ratio of net operating income to average net assets	4.78%	2.21%	2.87%	7.71%	10.72%

(1)
Weighted average basic per share data.

(2)
Represents the impact of (i) the other components in the changes in net assets, including other capital transactions such as the purchase of common stock held in deferred compensation trusts, stock-based compensation, income tax deductions related to the exercise of stock options and distribution of stock awards in excess of U.S. GAAP expense credited to additional paid-in capital and (ii) the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end.

(3)
Total investment return is based on the change in the market value of our common stock taking into account dividends, if any, reinvested in accordance with the terms of our dividend reinvestment plan.

(4)
Based on the quarterly average of net assets as of the beginning and end of each period presented.

(5)
Based on a daily weighted average balance of debt outstanding, excluding discounts, during the period.

See accompanying notes.

AMERICAN CAPITAL, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2015
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
AMERICAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
2 TransAm LLC(7)	Real Estate	First Lien Senior Debt(6)	5.4%	N/A	1/18		$6.1	$6.1	$6.1
AmWINS Group, LLC	Insurance	Second Lien Senior Debt	9.5%	N/A	9/20		46.0	45.0	45.7
Bensussen Deutsch & Associates, LLC	Distributors	Second Lien Senior Debt(6)	12.0%	2.0%	9/19		44.0	42.0	44.8
		Common Stock(4)				1,224,089		2.2	12.9

								44.2	57.7
BeyondTrust Software, Inc.	Software	First Lien Senior Debt(6)	8.0%	N/A	9/19		31.9	31.9	31.9
Blue Wolf Capital Fund II, L.P.(7)	Capital Markets	Limited Partnership Interest(4)						9.0	8.0
BRG Sports, Inc.	Leisure Products	Redeemable Preferred Stock(4)				2,009		2.5	3.0
		Common Units(4)				6,566,655		0.7	—

								3.2	3.0
Buena Vida CRP 17, LP	Real Estate	First Lien Senior Debt(6)	5.5%	N/A	10/18		3.8	3.8	3.8
CAMP International Holding Company	Transportation Infrastructure	Second Lien Senior Debt(6)	8.3%	N/A	11/19		15.0	15.0	14.6
Cast & Crew Payroll, LLC	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.8%	N/A	8/23		36.0	35.7	35.5
CGSC of Delaware Holdings Corporation(7)	Insurance	Second Lien Senior Debt(6)	8.3%	N/A	10/20		2.0	2.0	1.9
Chariot Acquisition, LLC	Distributors	First Lien Senior Debt(6)	7.3%	N/A	9/21		29.9	29.6	29.6
Compusearch Software Systems, Inc.	Software	Second Lien Senior Debt(6)	9.8%	N/A	11/21		51.0	51.0	51.0
Convergint Technologies, LLC	Commercial Services & Supplies	Second Lien Senior Debt(6)	9.0%	N/A	12/17 - 12/20		94.0	94.0	94.0
CPI Buyer, LLC	Trading Companies & Distributors	Second Lien Senior Debt(6)	8.5%	N/A	8/22		25.0	24.7	23.7
Crossroads Equity Holdings LLC	Real Estate	First Lien Senior Debt(6)	5.7%	N/A	6/18		3.2	3.2	3.2
Datapipe, Inc.	IT Services	Second Lien Senior Debt(6)	8.5%	N/A	9/19		29.5	29.1	28.8
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	Mezzanine Debt(6)	N/A	13.5%	7/21		1.4	1.4	0.9
Denver II Hospitality, LLC	Real Estate	First Lien Senior Debt(6)	5.2%	N/A	7/18		12.0	12.0	12.0
DiversiTech Corporation	Building Products	Second Lien Senior Debt(6)	9.0%	N/A	11/22		9.5	9.4	9.4
Electronic Warfare Associates, Inc.	IT Services	First Lien Senior Debt(6)	13.0%	N/A	2/19		15.0	15.0	15.0
		Common Stock Warrants(4)				863,887		0.8	0.8

								15.8	15.8
Exchange South Owner, LLC(7)	Real Estate	First Lien Senior Debt(6)	5.5%	N/A	1/18		8.6	8.6	8.6
Financière OFIC S.A.S.(7)	Building Products	Warrants(4)				3,047,200		—	2.8
Flexera Software LLC	Software	Second Lien Senior Debt(6)	8.0%	N/A	4/21		5.0	5.0	4.7
FXI Holdings, Inc.	Household Durables	Common Stock(4)				3,163		—	0.6

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Galls, LLC	Specialty Retail	Second Lien Senior Debt(6)	9.5%	N/A	6/17 - 8/21		26.0	26.0	26.0
The Gordian Group, Inc.	Internet Software & Services	First Lien Senior Debt(6)	5.4%	N/A	7/19		40.4	40.4	39.6
HHG Stone Oak Hotel, LLC	Real Estate	First Lien Senior Debt(6)	5.2%	N/A	9/18		10.4	10.4	10.4
Hyland Software, Inc.	Software	Second Lien Senior Debt(6)	8.3%	N/A	7/23		10.0	10.0	9.4
Industrial Container Services, LLC	Containers & Packaging	First Lien Senior Debt(6)	6.8%	N/A	12/18		49.9	49.9	49.9
		Second Lien Senior Debt(6)	10.2%	N/A	12/19		10.0	9.9	9.9

								59.8	59.8
Infogix Parent Corporation	IT Services	First Lien Senior Debt(6)	7.8%	N/A	12/21		155.0	151.6	151.6
		Redeemable Preferred Stock(6)				2,475		2.5	2.5

								154.1	154.1
Inmar, Inc.	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.0%	N/A	1/22		20.0	19.8	18.9
Iotum Global Holdings, Inc.(7)	Diversified Telecommunication Services	First Lien Senior Debt(6)	N/A	10.0%	5/17		1.5	1.5	1.5
iParadigms, LLC	Internet Software & Services	Second Lien Senior Debt(6)	8.3%	N/A	7/22		39.5	39.3	38.7
Jazz Acquisition, Inc.	Aerospace & Defense	Second Lien Senior Debt(6)	7.8%	N/A	6/22		25.0	24.9	22.5
Kele Holdco, Inc.	Trading Companies & Distributors	First Lien Senior Debt(6)	7.0%	N/A	10/20 - 10/22		71.3	71.3	71.3
		Common Stock(4)(6)				30,000		3.0	3.0

								74.3	74.3
Landslide Holdings, Inc.	Software	Second Lien Senior Debt(6)	8.3%	N/A	2/21		9.0	9.0	8.3
Lenox Park C-F Owner, LLC	Real Estate	First Lien Senior Debt(6)	5.0%	N/A	4/18		17.0	17.0	17.0
LTG Acquisition, Inc.	Communications Equipment	Second Lien Senior Debt(6)	9.0%	N/A	10/20		46.0	46.0	42.9
		Common Stock(4)(6)				5,000		5.0	4.1

								51.0	47.0
Mitchell International, Inc.	Software	Second Lien Senior Debt(6)	8.5%	N/A	10/21		17.0	16.9	16.3
M-IV Lake Center LLC(7)	Real Estate	First Lien Senior Debt(6)	5.5%	N/A	12/17		7.0	7.0	7.0
Novetta Solutions, LLC	IT Services	First Lien Senior Debt(6)	6.0%	N/A	10/22		13.0	12.9	12.7
		Second Lien Senior Debt(6)	9.5%	N/A	10/23		31.0	30.7	30.8

								43.6	43.5
OnCourse Learning Corporation	Diversified Consumer Services	First Lien Senior Debt(6)	8.5%	N/A	2/19		19.6	19.5	19.5
Osmose Utility Services, Inc.	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.8%	N/A	8/23		34.0	33.7	33.9
Park Place Technologies, LLC	IT Services	Second Lien Senior Debt(6)	10.0%	N/A	12/22		41.5	41.5	41.5
Parmenter Woodland Park Plaza, LLC	Consumer Finance	First Lien Senior Debt(6)	5.2%	N/A	9/18		16.9	16.9	16.9
Photonis Technologies SAS(7)	Aerospace & Defense	First Lien Senior Debt(6)	8.5%	N/A	9/19		29.8	29.5	28.6
Qualium I(7)	Capital Markets	Common Stock(4)				247,939		5.2	4.8
Ranpak Corp.	Containers & Packaging	Second Lien Senior Debt(6)	8.3%	N/A	10/22		25.0	25.0	24.8
Sage Products Holdings III, LLC	Health Care Equipment & Supplies	Second Lien Senior Debt(6)	9.3%	N/A	6/20		20.6	20.7	20.7

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Severin Acquisition, LLC	Software	Second Lien Senior Debt(6)	9.4%	N/A	7/22		25.5	25.1	25.1
Sparta Systems, Inc.	IT Services	First Lien Senior Debt(6)	6.5%	N/A	7/20		24.7	24.5	24.8
		Convertible Preferred Stock(6)				743		0.8	0.8
		Common Stock(4)				308,224		—	0.4

								25.3	26.0
Systems Maintenance Services Holding, Inc.	IT Services	Second Lien Senior Debt(6)	9.3%	N/A	10/20		35.0	34.8	34.8
TA THI Parent, Inc.	Auto Components	Second Lien Senior Debt(6)	9.8%	N/A	1/21		41.5	41.0	41.9
		Convertible Preferred Stock(4)(6)				25,000		2.5	3.3

								43.5	45.2
Teasdale Foods, Inc.	Food & Staples Retailing	Second Lien Senior Debt(6)	8.8%	N/A	10/21		31.5	31.5	31.5
Tyche Holdings, LLC	IT Services	Second Lien Senior Debt(6)	9.0%	N/A	11/22		35.0	34.9	34.4
Tyden Cayman Holdings Corp.(7)	Electronic Equipment, Instruments & Components	Convertible Preferred Stock(4)(6)				46,276		0.1	0.1
		Common Stock(4)(6)				5,521,203		5.5	3.8

								5.6	3.9
W3 Co.	Commercial Services & Supplies	Second Lien Senior Debt(6)	9.3%	N/A	9/20		8.9	8.8	5.0
WP CPP Holdings, LLC	Aerospace & Defense	Second Lien Senior Debt(6)	8.8%	N/A	4/21		19.7	19.6	17.9
WRH, Inc.	Life Sciences Tools & Services	Mezzanine Debt(6)	9.0%	6.2%	8/18		102.8	102.5	98.5
EUROPEAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	Mezzanine Debt	N/A	13.5%	7/21		7.4	7.4	5.4
Financière Newglass S.A.S.(7)	Building Products	Convertible Preferred Stock				15,000,000		17.3	14.0
Modacin France S.A.S.(7)	Specialty Retail	Mezzanine Debt(5)	—%	4.3%	11/19		21.7	11.3	—
Mobipark S.A.S.(7)	Electronic Equipment, Instruments & Components	First Lien Senior Debt	0.8%	N/A	10/17 - 12/17		2.3	2.1	2.0
Zodiac Marine and Pool S.A.(7)	Marine	Second Lien Senior Debt(5)	—%	4.0%	3/17		35.5	24.8	—
		Mezzanine Debt(5)	—%	8.3%	9/17		76.1	38.9	—

								63.7	—
SENIOR FLOATING RATE LOANS
Advantage Sales & Marketing Inc.	Professional Services	Second Lien Senior Debt(6)	7.5%	N/A	7/22		0.8	0.7	0.7
Aquilex LLC	Commercial Services & Supplies	First Lien Senior Debt(6)	5.0%	N/A	12/20		2.0	1.9	1.9
BarBri, Inc.	Diversified Consumer Services	First Lien Senior Debt(6)	4.5%	N/A	7/19		5.0	5.0	4.2
CT Technologies Intermediate Holdings, Inc.	Health Care Technology	First Lien Senior Debt(6)	5.3%	N/A	12/21		0.5	0.5	0.5
Drew Marine Group Inc.	Chemicals	First Lien Senior Debt(6)	4.3%	N/A	11/20		1.9	1.9	1.8
Hudson Products Holdings Inc.	Energy Equipment & Services	First Lien Senior Debt(6)	5.0%	N/A	3/19		5.0	5.0	4.3
Immucor, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	5.0%	N/A	8/18		6.3	6.4	6.1

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Indra Holdings Corp.	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	5.3%	N/A	5/21		3.0	3.0	2.8
Mitchell International, Inc.	Software	First Lien Senior Debt(6)	4.5%	N/A	10/20		9.2	9.2	8.7
Opal Acquisition, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	5.0%	N/A	11/20		9.3	9.3	7.7
Southwire Company, LLC	Electrical Equipment	First Lien Senior Debt(6)	3.3%	N/A	2/21		12.6	12.6	12.3
STS Operating, Inc.	Trading Companies & Distributors	First Lien Senior Debt(6)	4.8%	N/A	2/21		2.0	2.0	1.9
Wesco Aircraft Hardware Corp.(7)	Aerospace & Defense	First Lien Senior Debt(6)	3.3%	N/A	2/21		4.7	4.7	4.5
AMERICAN CAPITAL CMBS INVESTMENTS
CD 2007-CD4 Commercial Mortgage Trust(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	12/49		16.0	1.1	3.8
CD 2007-CD5 Mortgage Trust(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	6.1%	N/A	12/17		8.8	3.6	0.8
Citigroup Commercial Mortgage Securities Trust 2007-C6(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	7/17		45.4	15.9	9.3
Credit Suisse Commercial Mortgage Trust Series 2007-C4(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.9%	N/A	8/17		5.9	2.2	1.8
LB-UBS Commercial Mortgage Trust 2007-C6(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	6.1%	N/A	8/17		4.9	—	1.8
Wachovia Bank Commercial Mortgage Trust 2007-C31(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.8%	N/A	5/17		20.0	10.6	1.0
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	10/17		60.5	10.5	7.0
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.9%	N/A	10/17		5.2	5.2	5.1
AMERICAN CAPITAL CLO INVESTMENTS
ACAS CLO 2007-1, Ltd.(7)		Secured Notes(6)			4/21		8.5	8.4	8.3
		Subordinated Notes(6)			4/21		25.9	10.8	12.6

								19.2	20.9
Apidos CLO XVIII, Ltd.(7)		Subordinated Notes(6)			7/26		39.4	33.3	21.2
Apidos CLO XXI(7)		Subordinated Notes(6)			6/27		12.4	11.8	9.7
Ares IIIR/IVR CLO Ltd.(7)		Subordinated Notes(6)			4/21		20.0	11.0	5.2
Babson CLO Ltd. 2006-II(7)		Income Notes(4)(6)			10/20		15.0	2.9	—
Babson CLO Ltd. 2013-II(7)		Income Notes(6)			1/25		5.0	3.9	2.9
Babson CLO Ltd. 2014-I(7)		Subordinated Notes(6)			7/25		8.5	6.4	4.0
Babson CLO Ltd. 2014-II(7)		Subordinated Notes(6)			9/26		25.0	20.7	10.7
Blue Hill CLO, Ltd.(7)		Subordinated Notes(6)			1/26		10.6	17.8	6.7

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Carlyle Global Market Strategies CLO 2013-3, Ltd.(7)		Subordinated Notes(6)			7/25		5.0	3.5	3.1
Carlyle Global Market Strategies CLO 2015-3, Ltd.(7)		Subordinated Notes(6)			7/28		28.2	25.4	22.9
Cent CDO 12 Limited(7)		Income Notes(6)			11/20		26.4	12.7	29.0
Cent CLO 22 Limited(7)		Subordinated Notes(6)			11/26		45.4	38.1	19.6
Cent CLO 24 Limited(7)		Subordinated Notes(6)			10/26		28.0	25.9	22.7
Centurion CDO 8 Limited(7)		Subordinated Notes(4)(6)			3/17		5.0	0.2	—
CoLTs 2005-1 Ltd.(7)		Preference Shares(4)(6)			3/16	360		1.7	0.1
CoLTs 2005-2 Ltd.(7)		Preference Shares(4)(6)			12/18	34,170,000		11.1	0.4
CREST Exeter Street Solar 2004-1(7)		Preferred Securities(4)(6)			6/39	3,500,000		3.2	—
Dryden 40 Senior Loan Fund(7)		Subordinated Notes(6)			8/28		9.5	8.2	7.0
Eaton Vance CDO X plc(7)		Secured Subordinated Notes(6)			2/27		15.0	11.3	5.6
Flagship CLO V(7)		Deferrable Notes(6)			9/19		1.7	1.5	1.7
		Subordinated Securities(6)			9/19	15,000		7.3	1.1

								8.8	2.8
Galaxy III CLO, Ltd(7)		Subordinated Notes(4)			8/16		4.0	0.2	—
GoldenTree Loan Opportunities VII, Limited(7)		Subordinated Notes(6)			4/25		35.3	31.7	22.7
Halcyon Loan Advisors Funding 2014-1 Ltd.(7)		Subordinated Notes(6)			2/26		1.3	1.0	0.5
Halcyon Loan Advisors Funding 2015-2, Ltd.(7)		Subordinated Notes(6)			7/27		21.7	20.3	18.0
Herbert Park B.V.(7)		Subordinated Notes(6)			10/26		24.0	25.9	19.9
LightPoint CLO IV, LTD(7)		Income Notes(4)(6)			4/18		6.7	3.6	—
LightPoint CLO VII, Ltd.(7)		Subordinated Notes(6)			5/21		9.0	2.6	1.4
Madison Park Funding XII, Ltd.(7)		Subordinated Notes(6)			7/26		10.0	8.6	7.1
Madison Park Funding XIII, Ltd.(7)		Subordinated Notes(6)			1/25		30.9	25.5	19.8
Mayport CLO Ltd.(7)		Income Notes			2/20		14.0	7.8	0.1
NYLIM Flatiron CLO 2006-1 LTD.(7)		Subordinated Securities(6)			8/20	10,000		4.4	2.4
Och Ziff Loan Management XIII, Ltd.(7)		Subordinated Notes(6)			7/27		15.0	14.2	12.3
Octagon Investment Partners XVIII, Ltd.(7)		Subordinated Notes(6)			12/24		16.4	12.9	9.4
Octagon Investment Partners XIX, Ltd.(7)		Subordinated Notes(6)			4/26		25.0	18.8	14.7
OHA Credit Partners XI, Ltd.(7)		Subordinated Notes(6)			10/28		33.5	29.7	27.9

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Sapphire Valley CDO I, Ltd.(7)		Subordinated Notes(6)			12/22		14.0	16.7	11.6
THL Credit Wind River 2014-2 CLO Ltd.(7)		Income Notes			7/26		15.0	10.1	7.4
Vitesse CLO, Ltd.(7)		Preferred Securities(4)(6)			8/20	20,000,000		11.9	—
Voya CLO 2014-4, Ltd.(7)		Subordinated Notes(6)			10/26		26.7	23.2	17.0

Subtotal Non-Control / Non-Affiliate Investments (42% of total investments at fair value)								$2,367.6	$2,096.7

AMERICAN CAPITAL AFFILIATE INVESTMENTS
IS Holdings I, Inc.	Software	Common Stock(4)(6)				2,000,000		$5.2	$13.7
Mobipark S.A.S.(7)	Electronic Equipment, Instruments & Components	First Lien Senior Debt(6)	2.2%	N/A	12/17		$4.0	3.8	3.4
		Convertible Preferred Stock(4)(6)				28,317,268		9.0	21.0
		Redeemable Preferred Stock(4)(6)				25,751,312		7.3	24.0

								20.1	48.4
Primrose Holding Corporation	Diversified Consumer Services	Common Stock(6)				7,227		—	6.5
Roark—Money Mailer, LLC	Media	Common Membership Units(4)				6.0%		0.7	1.7
EUROPEAN CAPITAL AFFILIATE INVESTMENTS
Blue Topco GmbH(7)	Commercial Services & Supplies	First Lien Senior Debt	2.9%	N/A	6/16 - 6/18		2.3	2.0	2.0
		Mezzanine Debt(5)	N/A	3.2%	12/18		8.0	6.9	4.9

								8.9	6.9

Subtotal Affiliate Investments (2% of total investments at fair value)								$34.9	$77.2

AMERICAN CAPITAL CONTROL INVESTMENTS
ACAS Real Estate Holdings Corporation	Real Estate	Mezzanine Debt(5)(6)	N/A	15.0%	5/16		$6.5	$3.9	$4.5
		Common Stock(6)				100%		6.2	24.5

								10.1	29.0
ACEI Singapore Holdings Private LTD(7)	Electric Utilities	Common Stock(4)(6)				7,055,706		7.1	7.1
American Capital Asset Management, LLC	Capital Markets	Mezzanine Debt(6)	5.0%	N/A	9/16		35.0	35.0	35.0
		Common Membership Interest(6)				100%		499.1	1,030.0

								534.1	1,065.0
American Driveline Systems, Inc.	Diversified Consumer Services	Mezzanine Debt(6)	N/A	11.0%	3/21		47.7	47.7	47.7
		Redeemable Preferred Stock(4)(6)				7,121		83.5	20.2
		Common Stock(4)(6)				289,215		18.2	—
		Common Stock Warrants(4)(6)				233,603		9.8	—

								159.2	67.9
ASAP Industries Holdings, LLC	Energy Equipment & Services	Mezzanine Debt(5)(6)	N/A	14.0%	12/18		22.7	19.5	—
		Membership Units(4)(6)				106,911		30.3	—

								49.8	—

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
BMR Energy LLC(7)	Independent Power & Renewable Electricity Producers	Preferred Units(6)				32,481		34.5	34.5
		Common Units(4)(6)				85		—	17.5

								34.5	52.0
Capital.com, Inc.	Diversified Financial Services	Common Stock(4)(6)				8,500,100		0.9	—
CML Pharmaceuticals, LLC	Life Sciences Tools & Services	First Lien Senior Debt(6)	6.5%	N/A	3/17 - 10/20		97.9	97.1	97.9
		Mezzanine Debt(6)	7.2%	6.0%	10/20		141.0	139.9	141.0
		Redeemable Preferred Stock(4)(6)				84,936		61.0	10.0

								298.0	248.9
ECA Acquisition Holdings, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	10.0%	N/A	3/16		8.9	8.9	8.9
		Mezzanine Debt(5)(6)	13.0%	3.5%	7/16		18.7	12.6	11.1
		Redeemable Preferred Stock(4)(6)				1,550		1.6	—
		Common Stock(4)(6)				1,000		14.9	—

								38.0	20.0
eLynx Holdings, Inc.	IT Services	Convertible Preferred Stock(6)				11,728		34.6	39.7
		Redeemable Preferred Stock(4)(6)				30,162		12.4	—
		Common Stock(4)(6)				16,087		1.1	—
		Common Stock Warrants(4)(6)				1,026,321		5.5	—

								53.6	39.7
EXPL Pipeline Holdings LLC(7)	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	8.1%	N/A	1/17		41.9	41.6	43.7
		Common Membership Units(4)(6)				100,000		60.6	37.2

								102.2	80.9
FAMS Acquisition, Inc.	Diversified Financial Services	Mezzanine Debt(6)	12.3%	2.7%	2/16		38.8	38.8	31.1
FPI Holding Corporation	Food Products	First Lien Senior Debt(5)(6)	N/A	20.0%	1/16		0.4	0.4	—
Group Montana, Inc.	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	6.3%	N/A	1/17		5.6	5.6	5.6
		Convertible Preferred Stock(4)(6)				4,000		4.0	5.1
		Common Stock(4)(6)				100%		12.5	—

								22.1	10.7
Halex Holdings, Inc.	Construction Materials	Second Lien Senior Debt(5)(6)	8.5%	N/A	1/18		15.6	15.6	15.6
		Common Stock(4)(6)				51,853		9.3	11.7

								24.9	27.3
HALT Medical, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(5)(6)	N/A	22.0%	6/16		96.0	61.2	23.3
Hard 8 Games, LLC	Hotels, Restaurants & Leisure	First Lien Convertible Senior Debt	N/A	6.6%	3/16		34.9	34.9	34.9
		Membership Units(4)				2		24.0	23.1

								58.9	58.0

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Hollyhock Limited(7)	Independent Power & Renewable Electricity Producers	Common Stock(4)(6)				34,000,000		34.0	33.2
LLSC Holdings Corporation	Personal Products	Convertible Preferred Stock(4)(6)				9,000		10.9	18.8
		Common Stock(4)(6)				1,000		—	0.4
		Common Stock Warrants(4)(6)				675		—	0.3

								10.9	19.5
Montgomery Lane, LLC(7)	Diversified Financial Services	Common Membership Units(4)(6)				100		—	6.4
MW Acquisition Corporation	Health Care Providers & Services	Mezzanine Debt(6)	14.4%	1.0%	2/19		24.2	24.2	24.2
		Redeemable Preferred Stock(6)				2,485		2.7	2.8
		Convertible Preferred Stock(6)				88,084		50.1	63.2
		Common Stock(4)(6)				110,720		—	5.7

								77.0	95.9
NECCO Holdings, Inc.	Food Products	First Lien Senior Debt(5)(6)	6.5%	N/A	11/16		19.1	16.2	14.0
		Second Lien Senior Debt(5)(6)	N/A	18.0%	11/16		7.7	3.1	—
		Common Stock(4)(6)				860,189		0.1	—

								19.4	14.0
NECCO Realty Investments, LLC	Real Estate	First Lien Senior Debt(5)(6)	2.8%	11.2%	12/17		75.4	32.8	24.9
		Common Membership Units(4)(6)				7,450		4.9	—

								37.7	24.9
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	First Lien Senior Debt(6)	12.5%	N/A	1/18		1.4	1.4	1.4
		Mezzanine Debt(6)	N/A	17.0%	1/18		11.6	11.6	11.6
		Mezzanine Debt(5)(6)	N/A	19.0%	1/18		30.3	20.2	20.5
		Common Stock(4)(6)				631,049		4.2	—

								37.4	33.5
RD Holdco Inc.	Household Durables	Second Lien Senior Debt(6)	11.3%	N/A	12/18		16.9	15.4	16.6
		Common Stock(4)(6)				458,596		23.6	13.9
		Common Stock Warrants(4)(6)				56,372		2.9	1.7

								41.9	32.2
Rebellion Media Group Corp.(7)	Internet Software & Services	First Lien Senior Debt(5)(6)	N/A	12.0%	4/16		20.3	12.3	3.9
Scanner Holdings Corporation	Technology Hardware, Storage & Peripherals	Mezzanine Debt(6)	14.0%	N/A	6/22		16.6	16.6	16.6
		Convertible Preferred Stock(6)				66,424,135		8.7	11.2
		Common Stock				167,387		0.1	—

								25.4	27.8
SEHAC Holding Corporation	Diversified Consumer Services	Convertible Preferred Stock(6)				14,850		14.8	158.5
		Common Stock(4)(6)				150		0.2	1.6

								15.0	160.1
Soil Safe Acquisition Corp.	Professional Services	First Lien Senior Debt(6)	8.0%	N/A	1/18 - 12/18		21.7	21.7	21.7
		Second Lien Senior Debt(6)	10.8%	N/A	7/19		12.7	12.7	12.7

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
		Mezzanine Debt(6)	8.6%	7.5%	12/19		72.3	72.2	72.3
		Common Stock(4)				810		9.0	15.3

								115.6	122.0
Taiba Wind Energy, LLC(7)	Independent Power & Renewable Electricity Producers	Membership Units(4)(6)				100%		1.3	1.3
Warner Power, LLC	Electrical Equipment	Mezzanine Debt(5)(6)	N/A	14.6%	1/16		11.2	3.1	0.9
		Redeemable Preferred Membership Units(4)(6)				6,512,000		3.0	—
		Common Membership Units(4)(6)				47,000		1.9	—

								8.0	0.9
WIS Holding Company, Inc.	Commercial Services & Supplies	Convertible Preferred Stock(4)(6)				1,206,598		115.3	84.5
		Common Stock(4)(6)				301,650		16.0	—

								131.3	84.5
EUROPEAN CAPITAL CONTROL INVESTMENTS
Bellotto Holdings Limited(7)	Household Durables	Redeemable Preferred Stock				7,300,610	2.3	40.0	41.8
		Common Stock(4)				2,697,010		95.5	123.7

								135.5	165.5
Columbo TopCo Limited(7)	Commercial Services & Supplies	Redeemable Preferred Stock(4)				34,179,330	23.5	74.2	47.3
		Common Stock(4)				757,743		1.1	—

								75.3	47.3
European Capital Private Debt LP(7)	Diversified Financial Services	Partnership Interest				1,650		80.5	84.9
European Capital UK SME Debt LP(7)	Diversified Financial Services	Partnership Interest				500		12.5	12.3
Financière Tarmac S.A.S.(7)	Commercial Services & Supplies	First Lien Senior Debt	4.0%	N/A	12/20		3.8	3.1	3.8
		Mezzanine Debt	N/A	4.0%	12/21		73.5	62.0	64.1
		Convertible Preferred Stock(4)				15,500,000		9.4	—
		Redeemable Preferred Stock(4)					5.3	7.3	—

								81.8	67.9
HCV1 S.A.S(7)	Machinery	First Lien Senior Debt	6.0%	7.7%	2/20		3.4	3.4	3.4
		Common Stock(4)				14,569,412		25.2	—

								28.6	3.4
Holding Saint Augustine S.A.S.(7)	Air Freight & Logistics	First Lien Senior Debt	N/A	N/A	9/19		4.4	4.4	—
Miles 33 Limited(7)	Software	First Lien Senior Debt	4.0%	1.3%	12/17 - 9/18		7.5	7.5	7.5
		Mezzanine Debt(5)	5.0%	5.0%	9/21		16.9	13.4	13.4

								20.9	20.9
AMERICAN CAPITAL CONTROL CLO INVESTMENT
ACAS Wachovia Investments, L.P.(7)	Diversified Financial Services	Partnership Interest(4)				90%		1.9	0.5

Subtotal Control Investments (56% of total investments at fair value)								$2,502.4	$2,823.7

Total Investment Assets								$4,904.9	$4,997.6

Counterparty	Instrument	Interest Rate(2)	Expiration Date(2)	# of Contracts	Notional	Cost	Fair Value
DERIVATIVE AGREEMENTS
Citibank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.6%/LIBOR	5/16 - 7/17	2	$27.5	$—	$(2.3)
BNP Paribas	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.7%/LIBOR	7/17	1	22.3	—	(2.1)
Wells Fargo Bank, N.A	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.6%/LIBOR	8/16	1	11.9	—	(0.4)

Total Derivative Agreements						$—	$(4.8)

Funds	Cost	Fair Value
MONEY MARKET FUNDS(3)
JPMorgan Prime Money Market Fund	$22.0	$22.0
BlackRock Liquidity Funds TempFund Institutional Shares(6)	15.0	15.0
BofA Funds Series Trust—BofA Money Market Reserves(6)	15.0	15.0
Fidelity Institutional Money Market Prime Money Market Portfolio—Institutional CL(6)	15.0	15.0
Heritage Money Market Fund(6)	15.0	15.0
Deutsche Global Liquidity Managed Sterling Fund	5.6	5.6

Total Money Market Funds	$87.6	$87.6

(1)
Certain of the securities are issued by affiliate(s) of the listed portfolio company.

(2)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities in effect on the date presented, which are presented by the nature of indebtedness by a single issuer. Some loans and debt securities bear interest at variable rates, primarily the three-month London Interbank Offered Rate ("LIBOR"), with interest rate floors. Payment-in-kind interest ("PIK") represents contractually deferred interest that is typically compounded into the principal balance of the loan or debt security, if not paid on a current basis. PIK interest may be prepaid by the portfolio company's election, but generally is paid upon a change of control transaction or maturity. The maturity date represents the latest date in which the loan or debt security is scheduled to terminate.

(3)
Included in cash and cash equivalents and restricted cash and cash equivalents on our consolidated balance sheets.

(4)
Some or all of the securities are non-income producing.

(5)
Loan is on non-accrual status and therefore considered non-income producing.

(6)
All or a portion of the investments or instruments are pledged as collateral under various secured financing arrangements.

(7)
Investments that are not "qualifying assets" under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.As of December 31, 2015, non-qualifying assets were approximately $1.2 billion, or 25% of net assets.

 AMERICAN CAPITAL, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
AMERICAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
2 TransAm LLC	Real Estate	First Lien Senior Debt(6)	5.4%	N/A	1/18		$5.6	$5.6	$5.6
Aderant North America, Inc.	Software	Second Lien Senior Debt(6)	10.0%	N/A	6/19		16.0	15.8	16.2
American Acquisition, LLC(7)	Capital Markets	First Lien Senior Debt(6)	19.3%	N/A	3/15		2.7	2.7	2.7
AmWINS Group, LLC	Insurance	Second Lien Senior Debt	9.5%	N/A	9/20		46.0	44.8	45.1
Bensussen Deutsch & Associates, LLC	Distributors	Second Lien Senior Debt(6)	12.0%	2.0%	9/19		45.3	42.9	42.8
		Common Stock(4)				1,224,089		2.5	4.7

								45.4	47.5
BeyondTrust Software, Inc.	Software	First Lien Senior Debt(6)	8.0%	N/A	9/19		27.6	27.6	27.6
Blue Wolf Capital Fund II, L.P.(7)	Capital Markets	Limited Partnership Interest(4)						8.8	8.6
BRG Sports, Inc.	Leisure Products	Redeemable Preferred Stock(4)				1,171		1.2	1.8
		Common Units(4)				3,830,068		0.7	—

								1.9	1.8
CAMP International Holding Company	Transportation Infrastructure	Second Lien Senior Debt(6)	8.3%	N/A	11/19		15.0	15.0	15.1
CGSC of Delaware Holdings Corporation(7)	Insurance	Second Lien Senior Debt(6)	8.3%	N/A	10/20		2.0	2.0	1.8
Convergint Technologies, LLC	Commercial Services & Supplies	Second Lien Senior Debt(6)	9.0%	N/A	12/17 - 12/20		75.0	75.0	75.0
CPI Buyer, LLC	Trading Companies & Distributors	Second Lien Senior Debt(6)	8.5%	N/A	8/22		25.0	24.6	24.7
Datapipe, Inc.	IT Services	Second Lien Senior Debt(6)	8.5%	N/A	9/19		29.5	29.1	28.5
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	6.5%	3.3%	12/16		15.3	15.2	13.9
		Mezzanine Debt(5)(6)	N/A	11.0%	12/22		2.1	1.8	0.4

								17.0	14.3
Exchange South Owner, LLC(7)	Real Estate	First Lien Senior Debt(6)	7.7%	N/A	1/19		6.9	6.9	6.9
Flexera Software LLC	Software	Second Lien Senior Debt(6)	8.0%	N/A	4/21		5.0	5.0	4.8
FXI Holdings, Inc.	Household Durables	Common Stock(4)				2,708		—	0.6
		Common Stock Warrants(4)(6)				7,067		—	0.2

								—	0.8
Inmar, Inc.	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.0%	N/A	1/22		20.0	19.8	19.6
Iotum Global Holdings, Inc.(7)	Diversified Telecommunication Services	First Lien Senior Debt(6)	N/A	10.0%			2.4	2.4	2.4
iParadigms, LLC	Internet Software & Services	Second Lien Senior Debt(6)	8.3%	N/A	7/22		27.0	26.8	26.6
Jazz Acquisition, Inc.	Aerospace & Defense	Second Lien Senior Debt(6)	7.8%	N/A	6/22		25.0	24.9	24.5
Landslide Holdings, Inc.	Software	Second Lien Senior Debt(6)	8.3%	N/A	2/21		9.0	9.0	8.8

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
LTG Acquisition, Inc.	Communications Equipment	Second Lien Senior Debt(6)	9.0%	N/A	10/20		46.0	46.0	45.6
		Common Stock(4)(6)				5,000		5.0	7.3

								51.0	52.9
Mitchell International, Inc.	Software	Second Lien Senior Debt(6)	8.5%	N/A	10/21		7.0	6.9	7.0
M-IV Lake Center LLC(7)	Real Estate	First Lien Senior Debt(6)	5.4%	N/A	12/17		6.1	6.1	6.1
Mobipark S.A.S.(7)	Electronic Equipment, Instruments & Components	First Lien Senior Debt(6)	2.4%	N/A	12/17		4.3	4.0	3.6
		Redeemable Preferred Stock(4)(6)				5,234,743		0.5	1.2

								4.5	4.8
Parts Holding Coörperatief U.A(7)	Distributors	Membership Entitlements(4)				173,060		6.4	1.7
Qualium I(7)	Capital Markets	Common Stock(4)				247,939		6.9	6.9
Ranpak Corp.	Containers & Packaging	Second Lien Senior Debt(6)	8.3%	N/A	10/22		25.0	25.0	25.0
Roark—Money Mailer, LLC	Media	Common Membership Units				3.5%		—	0.8
Sage Products Holdings III, LLC	Health Care Equipment & Supplies	Second Lien Senior Debt(6)	9.3%	N/A	6/20		22.8	22.9	22.6
Sparta Systems, Inc.	IT Services	First Lien Senior Debt(6)	6.3%	1.5%	7/20		24.9	24.7	24.7
		Convertible Preferred Stock(6)				743		0.8	0.8

								25.5	25.5
Systems Maintenance Services Holding, Inc.	IT Services	Second Lien Senior Debt(6)	9.3%	N/A	10/20		28.0	27.8	27.8
TA THI Parent, Inc.	Auto Components	Second Lien Senior Debt(6)	9.8%	N/A	1/21		41.5	40.9	40.9
		Convertible Preferred Stock(4)(6)				25,000		2.5	2.5

								43.4	43.4
Teasdale Foods, Inc.	Food & Staples Retailing	Second Lien Senior Debt(6)	8.8%	N/A	10/21		31.5	31.5	31.5
Tyche Holdings, LLC	IT Services	Second Lien Senior Debt(6)	9.0%	N/A	11/22		27.0	26.9	26.7
Tyden Cayman Holdings Corp.(7)	Electronic Equipment, Instruments & Components	Convertible Preferred Stock(4)(6)				26,977		0.1	0.1
		Common Stock(4)(6)				3,218,667		3.8	2.3

								3.9	2.4
W3 Co.	Health Care Equipment & Supplies	Second Lien Senior Debt(6)	9.3%	N/A	9/20		17.0	16.8	16.4
WP CPP Holdings, LLC	Aerospace & Defense	Second Lien Senior Debt(6)	8.8%	N/A	4/21		40.0	39.8	38.2
WRH, Inc.(8)	Life Sciences Tools & Services	Mezzanine Debt(6)	9.3%	5.9%	8/18		95.8	95.6	92.5
		Convertible Preferred Stock(4)(6)				2,008,575		200.9	96.9
		Common Stock(4)(6)				502,144		49.8	—

								346.3	189.4

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
EUROPEAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	First Lien Senior Debt	6.5%	2.0%	12/16		89.4	89.4	84.2
		Mezzanine Debt(5)	N/A	11.0%	12/22		12.2	10.5	2.4

								99.9	86.6
Financière OFIC S.A.S.(7)	Building Products	Warrants(4)				1,574,600		—	2.8
Financière Poult S.A.S.(7)	Food Products	Mezzanine Debt	5.0%	5.3%	6/22		16.2	16.2	15.9
Financière Riskeco S.A.S.(7)	Diversified Consumer Services	First Lien Senior Debt	6.5%	2.0%	7/21		14.1	14.1	13.7
The Flexitallic Group S.A.S.(7)	Energy Equipment & Services	First Lien Senior Debt	4.5%	4.5%	7/20		26.6	26.6	26.3
Groupe INSEEC(7)	Education Services	First Lien Senior Debt	6.0%	3.0%	12/20		47.1	47.1	45.8
HCV1 S.A.S(7)	Machinery	Mezzanine Debt(5)	4.5%	5.0%	2/17		49.1	28.1	—
Hilding Anders AB(7)	Household Durables	Mezzanine Debt(5)	N/A	12.0%	12/19		36.2	17.7	—
Legendre Holding 31 S.A.(7)	Leisure Products	First Lien Senior Debt	5.7%	N/A	1/21		68.4	68.4	65.0
		Common Stock(4)				51,975,983		6.3	6.3

								74.7	71.3
Modacin France S.A.S.(7)	Textiles, Apparel & Luxury Goods	Mezzanine Debt(5)	4.0%	4.5%	5/17		23.2	12.6	—
Parts Holding Coörperatief U.A.(7)	Auto Components	Common Stock(4)				568,624		—	5.4
Skrubbe Vermogensverwaltungsgesellschaft mbH(7)	Hotels, Restaurants & Leisure	First Lien Senior Debt	4.5%	3.0%	7/20		12.3	12.3	12.1
Unipex Neptune International SAS(7)	Chemicals	Mezzanine Debt	7.0%	5.0%	9/20		5.3	5.3	5.3
Zodiac Marine and Pool S.A.(7)	Marine	Second Lien Senior Debt(5)	—%	4.0%	3/17		38.0	27.6	—
		Mezzanine Debt(5)	—%	8.0%	9/17		69.9	38.8	—

								66.4	—
SENIOR FLOATING RATE LOANS
1011778 B.C. Unlimited Liability Company(7)	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.5%	N/A	12/21		17.0	16.8	17.0
24 Hour Fitness Worldwide, Inc.	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.8%	N/A	5/21		8.3	8.4	8.0
Accellent Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	4.5%	N/A	3/21		7.4	7.4	7.3
Acosta, Inc.	Media	First Lien Senior Debt(6)	5.0%	N/A	9/21		16.0	15.9	16.0
Advantage Sales & Marketing Inc.	Professional Services	First Lien Senior Debt(6)	4.3%	N/A	7/21		16.0	16.0	15.8
		Second Lien Senior Debt(6)	7.5%	N/A	7/22		1.0	1.0	1.0

								17.0	16.8
Aecom Technology Corp(7)	Construction & Engineering	First Lien Senior Debt(6)	3.8%	N/A	10/21		4.2	4.2	4.2
Affinia Group Inc.	Auto Components	First Lien Senior Debt(6)	4.8%	N/A	4/20		7.6	7.6	7.6
Akorn, Inc.(7)	Pharmaceuticals	First Lien Senior Debt(6)	4.5%	N/A	4/21		5.0	5.0	5.0
Albertson's LLC	Food & Staples Retailing	First Lien Senior Debt(6)	4.6%	N/A	3/19 - 8/21		2.0	2.0	2.0
AlixPartners, LLP	Diversified Financial Services	First Lien Senior Debt(6)	4.0%	N/A	7/20		12.0	12.0	11.9
Alliance Laundry Systems LLC	Machinery	First Lien Senior Debt(6)	4.3%	N/A	12/18		4.5	4.5	4.4

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
American Airlines, Inc.(7)	Airlines	First Lien Senior Debt(6)	3.8%	N/A	6/19		9.9	9.9	9.9
American Renal Holdings Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	4.5%	N/A	8/19		7.7	7.7	7.7
American Tire Distributors, Inc.	Distributors	First Lien Senior Debt(6)	5.8%	N/A	6/18		5.0	5.0	5.0
AmSurg Corp.(7)	Health Care Providers & Services	First Lien Senior Debt(6)	3.8%	N/A	7/21		10.0	10.0	9.9
AmWINS Group, LLC	Insurance	First Lien Senior Debt(6)	5.3%	N/A	9/19		8.8	8.8	8.8
Anchor Glass Container Corporation	Containers & Packaging	First Lien Senior Debt(6)	4.3%	N/A	6/21		7.5	7.5	7.4
Aquilex LLC	Commercial Services & Supplies	First Lien Senior Debt(6)	5.0%	N/A	12/20		3.0	3.0	2.9
Aramark Corporation(7)	Commercial Services & Supplies	First Lien Senior Debt(6)	3.3%	N/A	2/21		14.8	14.6	14.6
Ardent Medical Services, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	6.8%	N/A	7/18		0.3	0.3	0.3
ARG IH Corporation	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.8%	N/A	11/20		5.5	5.5	5.5
Aristocrat Leisure Limited(7)	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.8%	N/A	10/21		5.0	4.9	4.9
Ascend Learning, LLC	Diversified Consumer Services	First Lien Senior Debt(6)	5.0%	N/A	7/19		2.4	2.4	2.4
Ascensus, Inc.	Commercial Services & Supplies	First Lien Senior Debt(6)	5.0%	N/A	12/19		6.0	6.1	6.0
Asurion, LLC	Commercial Services & Supplies	First Lien Senior Debt(6)	5.0%	N/A	5/19		7.4	7.4	7.3
Atlantic Power Limited Partnership(7)	Independent Power & Renewable Electricity Producers	First Lien Senior Debt(6)	4.8%	N/A	2/21		4.5	4.5	4.5
AZ Chem US Inc.	Chemicals	First Lien Senior Debt(6)	4.5%	N/A	6/21		9.6	9.7	9.4
BarBri, Inc.	Diversified Consumer Services	First Lien Senior Debt(6)	4.5%	N/A	7/19		9.8	9.8	9.6
Berlin Packaging L.L.C.	Containers & Packaging	First Lien Senior Debt(6)	4.5%	N/A	10/21		6.5	6.4	6.5
Biomet, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	3.7%	N/A	7/17		4.0	4.0	4.0
BJ's Wholesale Club, Inc.	Food & Staples Retailing	First Lien Senior Debt(6)	4.5%	N/A	9/19		4.9	4.9	4.9
Blackboard Inc.	Software	First Lien Senior Debt(6)	4.8%	N/A	10/18		5.0	5.0	4.9
Boulder Brands, Inc.(7)	Food Products	First Lien Senior Debt(6)	4.5%	N/A	7/20		7.1	7.1	7.1
Boyd Gaming Corporation(7)	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.0%	N/A	8/20		6.4	6.4	6.3
The Brickman Group Ltd. LLC	Commercial Services & Supplies	First Lien Senior Debt(6)	4.0%	N/A	12/20		5.0	5.0	4.8
Burlington Coat Factory Warehouse Corporation(7)	Specialty Retail	First Lien Senior Debt(6)	4.3%	N/A	8/21		4.0	4.0	3.9
BWAY Intermediate Company, Inc.	Containers & Packaging	First Lien Senior Debt(6)	5.6%	N/A	8/20		4.0	3.9	4.0
Camp International Holding Company	Transportation Infrastructure	First Lien Senior Debt(6)	4.8%	N/A	5/19		7.7	7.7	7.7
Capital Automotive L.P.	Real Estate	First Lien Senior Debt(6)	4.0%	N/A	4/19		12.3	12.3	12.1
Capital Safety North America Holdings Inc.	Commercial Services & Supplies	First Lien Senior Debt(6)	3.8%	N/A	3/21		9.4	9.2	9.2

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Capsugel Holdings US, Inc.	Pharmaceuticals	First Lien Senior Debt(6)	3.5%	N/A	8/18		11.5	11.5	11.3
Carecore National, LLC	Health Care Providers & Services	First Lien Senior Debt(6)	5.5%	N/A	3/21		5.0	5.0	4.9
Carros Finance Luxembourg S.A.R.L.(7)	Machinery	First Lien Senior Debt(6)	4.5%	N/A	9/21		9.0	9.0	8.9
Catalent Pharma Solutions, Inc.(7)	Pharmaceuticals	First Lien Senior Debt(6)	4.3%	N/A	5/21		12.4	12.5	12.4
CCM Merger Inc.	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.5%	N/A	8/21		4.9	4.9	4.8
CEC Entertainment, Inc.	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.0%	N/A	2/21		12.4	12.3	12.1
Cequel Communications, LLC	Media	First Lien Senior Debt(6)	3.5%	N/A	2/19		15.1	14.9	15.0
Charter Communications Operating, LLC(7)	Media	First Lien Senior Debt(6)	4.3%	N/A	9/21		1.3	1.2	1.3
Checkout Holding Corp.	Media	First Lien Senior Debt(6)	4.5%	N/A	4/21		5.0	5.0	4.8
CityCenter Holdings, LLC	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.3%	N/A	10/20		12.5	12.4	12.4
Connolly, LLC	Professional Services	First Lien Senior Debt(6)	5.0%	N/A	5/21		8.8	8.8	8.8
		Second Lien Senior Debt(6)	8.0%	N/A	5/22		1.0	1.0	1.0

								9.8	9.8
Consolidated Communications, Inc.(7)	Diversified Telecommunication Services	First Lien Senior Debt(6)	4.3%	N/A	12/20		5.0	5.0	4.9
CPG International Inc.	Building Products	First Lien Senior Debt(6)	4.8%	N/A	9/20		7.4	7.5	7.4
CPI Buyer, LLC	Trading Companies & Distributors	First Lien Senior Debt(6)	5.5%	N/A	8/21		2.0	2.0	2.0
CPI International Inc.	Electronic Equipment, Instruments & Components	First Lien Senior Debt(6)	4.3%	N/A	11/17		10.4	10.4	10.3
CT Technologies Intermediate Holdings, Inc.	Health Care Technology	First Lien Senior Debt(6)	6.0%	N/A	12/21		3.0	3.0	3.0
DAE Aviation Holdings, Inc.	Aerospace & Defense	First Lien Senior Debt(6)	5.0%	N/A	11/18		3.6	3.6	3.6
Dave & Buster's, Inc.	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.3%	N/A	7/20		6.1	6.1	6.1
Del Monte Foods, Inc.(7)	Food Products	First Lien Senior Debt(6)	4.3%	N/A	2/21		5.0	5.0	4.6
Dell International LLC	Technology Hardware, Storage & Peripherals	First Lien Senior Debt(6)	4.5%	N/A	4/20		9.5	9.4	9.5
Deltek, Inc.	Software	First Lien Senior Debt(6)	4.5%	N/A	10/18		5.0	4.9	4.9
Dialysis Newco, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	4.5%	N/A	4/21		11.9	12.0	11.9
Dole Food Company, Inc.	Food Products	First Lien Senior Debt(6)	4.5%	N/A	11/18		10.2	10.3	10.1
DPX Holdings B.V.(7)	Life Sciences Tools & Services	First Lien Senior Debt(6)	4.3%	N/A	3/21		7.0	6.9	6.8
Drew Marine Group Inc.	Chemicals	First Lien Senior Debt(6)	4.5%	N/A	11/20		5.0	5.0	4.9
DTZ U.S. Borrower, LLC(7)	Real Estate	First Lien Senior Debt(6)	5.5%	N/A	11/21		2.0	2.0	2.0
Duff & Phelps Corporation	Capital Markets	First Lien Senior Debt(6)	4.5%	N/A	4/20		10.4	10.5	10.3
Dunkin' Brands, Inc.(7)	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	3.3%	N/A	2/21		7.5	7.4	7.3

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
DynCorp International Inc.	Aerospace & Defense	First Lien Senior Debt(6)	6.3%	N/A	7/16		1.0	1.0	1.0
Eco Services Operations LLC	Chemicals	First Lien Senior Debt(6)	4.8%	N/A	12/21		2.0	2.0	2.0
EFS Cogen Holdings I, LLC	Independent Power & Renewable Electricity Producers	First Lien Senior Debt(6)	3.8%	N/A	12/20		11.3	11.3	11.2
Electrical Components International, Inc.	Electrical Equipment	First Lien Senior Debt(6)	5.8%	N/A	5/21		3.0	3.0	3.0
Emdeon Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	3.8%	N/A	11/18		10.0	9.9	9.8
Emerald Expositions Holding, Inc.	Media	First Lien Senior Debt(6)	4.8%	N/A	6/20		4.8	4.8	4.7
Entravision Communications Corporation(7)	Media	First Lien Senior Debt(6)	3.5%	N/A	5/20		1.9	1.9	1.8
EquiPower Resources Holdings, LLC	Independent Power & Renewable Electricity Producers	First Lien Senior Debt(6)	4.3%	N/A	12/18 - 12/19		4.9	4.9	4.8
Evergreen Acqco 1 LP	Multiline Retail	First Lien Senior Debt(6)	5.0%	N/A	7/19		12.4	12.5	12.0
EWT Holdings III Corp.	Machinery	First Lien Senior Debt(6)	4.8%	N/A	1/21		5.0	5.0	4.9
Fairmount Minerals, Ltd.	Metals & Mining	First Lien Senior Debt(6)	4.5%	N/A	9/19		5.0	5.0	4.5
FCA US LLC(7)	Automobiles	First Lien Senior Debt(6)	3.3%	N/A	12/18		9.9	9.9	9.9
Ferro Corporation(7)	Chemicals	First Lien Senior Debt(6)	4.0%	N/A	7/21		6.0	6.0	5.9
Filtration Group Corporation	Industrial Conglomerates	First Lien Senior Debt(6)	4.5%	N/A	11/20		10.0	10.0	9.9
First Data Corporation	IT Services	First Lien Senior Debt(6)	4.0%	N/A	3/18 - 3/21		17.4	17.4	17.2
Fitness International, LLC	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	5.5%	N/A	7/20		3.6	3.6	3.5
Flexera Software LLC	Software	First Lien Senior Debt(6)	4.5%	N/A	4/20		5.4	5.4	5.3
Fly Funding II S.à r.l.(7)	Trading Companies & Distributors	First Lien Senior Debt(6)	4.5%	N/A	8/19		4.6	4.6	4.5
Flying Fortress Inc.(7)	Capital Markets	First Lien Senior Debt(6)	3.5%	N/A	6/17		5.3	5.3	5.3
FMG Resources (August 2006) Pty LTD(7)	Metals & Mining	First Lien Senior Debt(6)	3.8%	N/A	6/19		5.0	5.0	4.5
FullBeauty Brands, Inc.	Internet & Catalog Retail	First Lien Senior Debt(6)	4.5%	N/A	3/21		11.5	11.5	11.4
Gates Global LLC	Machinery	First Lien Senior Debt(6)	4.3%	N/A	7/21		18.1	18.0	17.7
Global Tel*Link Corporation	Diversified Telecommunication Services	First Lien Senior Debt(6)	5.0%	N/A	5/20		4.3	4.3	4.2
The Goodyear Tire & Rubber Company(7)	Auto Components	Second Lien Senior Debt(6)	4.8%	N/A	4/19		7.5	7.5	7.5
Great Wolf Resorts, Inc.	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	5.8%	N/A	8/20		7.9	8.0	7.9
Greeneden U.S. Holdings II, LLC	Software	First Lien Senior Debt(6)	4.0%	N/A	2/20		5.0	4.9	4.9
Grosvenor Capital Management Holdings, LLLP	Capital Markets	First Lien Senior Debt(6)	3.8%	N/A	1/21		13.6	13.5	13.3
Guggenheim Partners Investment Management Holdings, LLC	Capital Markets	First Lien Senior Debt(6)	4.3%	N/A	7/20		9.0	8.9	8.9
H. J. Heinz Company	Food Products	First Lien Senior Debt(6)	3.5%	N/A	6/20		25.9	25.9	25.8
Hampton Rubber Company	Energy Equipment & Services	First Lien Senior Debt(6)	5.0%	N/A	3/21		4.0	4.0	3.8

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Harbor Freight Tools USA, Inc.	Specialty Retail	First Lien Senior Debt(6)	4.8%	N/A	7/19		10.6	10.6	10.6
Hearthside Group Holdings, LLC	Food Products	First Lien Senior Debt(6)	4.5%	N/A	6/21		10.4	10.5	10.4
Hemisphere Media Holdings, LLC(7)	Media	First Lien Senior Debt(6)	5.0%	N/A	7/20		0.9	0.9	0.9
HFOTCO LLC	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	4.3%	N/A	8/21		1.0	1.0	1.0
The Hillman Group, Inc.	Machinery	First Lien Senior Debt(6)	4.5%	N/A	6/21		9.0	9.0	8.9
Hub International Limited	Insurance	First Lien Senior Debt(6)	4.3%	N/A	10/20		8.5	8.4	8.2
Hudson Products Holdings Inc.	Energy Equipment & Services	First Lien Senior Debt(6)	5.0%	N/A	3/19		7.5	7.5	7.2
Hyland Software, Inc.	Software	First Lien Senior Debt(6)	4.8%	N/A	2/21		4.0	4.0	4.0
Ikaria, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	5.0%	N/A	2/21		8.2	8.3	8.2
Immucor, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	5.0%	N/A	8/18		7.9	8.0	7.8
IMS Health Incorporated(7)	Health Care Technology	First Lien Senior Debt(6)	3.5%	N/A	3/21		5.4	5.3	5.3
Indra Holdings Corp.	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	5.3%	N/A	4/21		4.1	4.2	4.1
Infinity Acquisition LLC	Software	First Lien Senior Debt(6)	4.3%	N/A	8/21		5.0	5.0	4.9
Information Resources, Inc.	Professional Services	First Lien Senior Debt(6)	4.8%	N/A	9/20		7.4	7.5	7.4
Inmar, Inc.	Commercial Services & Supplies	First Lien Senior Debt(6)	4.3%	N/A	1/21		4.9	4.9	4.8
Intelsat Jackson Holdings S.A.(7)	Diversified Telecommunication Services	First Lien Senior Debt(6)	3.8%	N/A	6/19		5.0	5.0	4.9
Interactive Data Corporation	Media	First Lien Senior Debt(6)	4.8%	N/A	4/21		8.5	8.5	8.4
Ion Media Networks, Inc.	Media	First Lien Senior Debt(6)	4.8%	N/A	12/20		5.0	5.0	4.9
J. Crew Group, Inc.	Specialty Retail	First Lien Senior Debt(6)	4.0%	N/A	3/21		7.5	7.4	7.1
J.C. Penney Corporation, Inc.(7)	Multiline Retail	First Lien Senior Debt(6)	5.0%	N/A	6/19		2.0	2.0	1.9
Jaguar Holding Company I	Life Sciences Tools & Services	First Lien Senior Debt(6)	4.0%	N/A	12/18		28.2	28.3	28.0
Jazz Acquisition, Inc.	Aerospace & Defense	First Lien Senior Debt(6)	4.5%	N/A	6/21		5.0	5.0	4.9
The Kenan Advantage Group, Inc.	Road & Rail	First Lien Senior Debt(6)	3.8%	N/A	6/16		4.9	5.0	4.9
Key Safety Systems, Inc.	Auto Components	First Lien Senior Debt(6)	4.8%	N/A	8/21		5.2	5.2	5.2
Kindred Healthcare, Inc.(7)	Health Care Providers & Services	First Lien Senior Debt(6)	4.3%	N/A	4/21		7.4	7.3	7.2
La Frontera Generation, LLC	Independent Power & Renewable Electricity Producers	First Lien Senior Debt(6)	4.5%	N/A	9/20		8.7	8.7	8.6
La Quinta Intermediate Holdings L.L.C.(7)	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.0%	N/A	4/21		6.8	6.8	6.7
Landmark Aviation FBO Canada, Inc.(7)	Aerospace & Defense	First Lien Senior Debt(6)	4.8%	N/A	10/19		0.3	0.3	0.3
Landslide Holdings, Inc.	Software	First Lien Senior Debt(6)	5.0%	N/A	2/20		7.4	7.4	7.2
Learning Care Group (US) No. 2 Inc.	Diversified Consumer Services	First Lien Senior Debt(6)	5.5%	N/A	5/21		3.7	3.7	3.7
Leonardo Acquisition Corp.	Internet & Catalog Retail	First Lien Senior Debt(6)	4.3%	N/A	1/21		10.4	10.4	10.2

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Level 3 Financing, Inc.(7)	Diversified Telecommunication Services	First Lien Senior Debt(6)	4.5%	N/A	1/22		4.0	4.0	4.0
Libbey Glass Inc.(7)	Household Durables	First Lien Senior Debt(6)	3.8%	N/A	4/21		4.5	4.5	4.4
Liberty Cablevision of Puerto Rico LLC	Media	First Lien Senior Debt(6)	4.5%	N/A	1/22		5.0	5.0	4.9
LM U.S. Member LLC	Aerospace & Defense	First Lien Senior Debt(6)	4.8%	N/A	10/19		7.7	7.6	7.6
MCC Iowa LLC	Media	First Lien Senior Debt(6)	4.0%	N/A	1/20 - 6/21		14.3	14.3	14.0
McJunkin Red Man Corporation(7)	Trading Companies & Distributors	First Lien Senior Debt(6)	5.0%	N/A	11/19		5.0	5.0	4.6
Mediacom Illinois, LLC	Media	First Lien Senior Debt(6)	3.8%	N/A	6/21		7.5	7.4	7.3
The Men's Wearhouse, Inc.(7)	Specialty Retail	First Lien Senior Debt(6)	4.5%	N/A	6/21		10.0	10.0	10.0
Michaels Stores, Inc.(7)	Specialty Retail	First Lien Senior Debt(6)	3.8%	N/A	1/20		19.7	19.7	19.3
Midas Intermediate Holdco II, LLC	Diversified Consumer Services	First Lien Senior Debt(6)	4.8%	N/A	8/21		2.0	2.0	2.0
Millennium Health, LLC	Health Care Providers & Services	First Lien Senior Debt(6)	5.3%	N/A	4/21		7.3	7.4	7.3
Minerals Technologies Inc.(7)	Chemicals	First Lien Senior Debt(6)	4.0%	N/A	5/21		2.8	2.8	2.8
Mirror Bidco Corp.(7)	Machinery	First Lien Senior Debt(6)	4.3%	N/A	12/19		7.8	7.9	7.8
Mitchell International, Inc.	Software	First Lien Senior Debt(6)	4.5%	N/A	10/20		9.4	9.5	9.3
Mitel US Holdings, Inc.(7)	Communications Equipment	First Lien Senior Debt(6)	5.3%	N/A	1/20		2.3	2.3	2.3
Moneygram International, Inc.(7)	IT Services	First Lien Senior Debt(6)	4.3%	N/A	3/20		5.0	4.9	4.6
MPG Holdco I Inc.	Auto Components	First Lien Senior Debt(6)	4.3%	N/A	10/21		7.8	7.8	7.9
MPH Acquisition Holdings LLC	Health Care Providers & Services	First Lien Senior Debt(6)	3.8%	N/A	3/21		16.5	16.4	16.1
Murray Energy Corporation	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	5.3%	N/A	12/19		4.5	4.5	4.3
National Financial Partners Corp.	Insurance	First Lien Senior Debt(6)	4.5%	N/A	7/20		6.5	6.5	6.4
National Surgical Hospitals, Inc	Health Care Providers & Services	First Lien Senior Debt(6)	5.3%	N/A	8/19		5.5	5.5	5.4
The Neiman Marcus Group Inc.	Multiline Retail	First Lien Senior Debt(6)	4.3%	N/A	10/20		10.5	10.4	10.2
Numericable U.S. LLC(7)	Media	First Lien Senior Debt(6)	4.5%	N/A	5/20		4.0	4.0	4.0
NVA Holdings, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	4.8%	N/A	8/21		8.5	8.5	8.4
Onex Carestream Finance LP	Health Care Equipment & Supplies	First Lien Senior Debt(6)	5.0%	N/A	6/19		14.1	14.2	14.1
Opal Acquisition, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	5.0%	N/A	11/20		5.0	5.0	4.9
Ortho-Clinical Diagnostics S.A.(7)	Health Care Providers & Services	First Lien Senior Debt(6)	4.8%	N/A	6/21		12.3	12.4	12.2
OSG Bulk Ships, Inc.(7)	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	5.3%	N/A	8/19		8.7	8.8	8.5
Oxbow Carbon LLC	Metals & Mining	First Lien Senior Debt(6)	4.3%	N/A	7/19		4.9	4.9	4.5
P2 Lower Acquisition, LLC	Health Care Providers & Services	First Lien Senior Debt(6)	5.5%	N/A	10/20		1.9	1.8	1.8
Party City Holdings Inc.	Specialty Retail	First Lien Senior Debt(6)	4.0%	N/A	7/19		11.6	11.5	11.4

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Peabody Energy Corporation(7)	Metals & Mining	First Lien Senior Debt(6)	4.3%	N/A	9/20		7.5	7.5	6.8
Penn Engineering & Manufacturing Corp.	Building Products	First Lien Senior Debt(6)	4.5%	N/A	8/21		6.5	6.5	6.5
Performance Food Group, Inc.	Food & Staples Retailing	Second Lien Senior Debt(6)	6.3%	N/A	11/19		4.0	4.0	3.9
Petroleum GEO-Services ASA(7)	Energy Equipment & Services	First Lien Senior Debt(6)	3.3%	N/A	3/21		5.0	4.9	4.2
PharMEDium Healthcare Corporation	Pharmaceuticals	First Lien Senior Debt(6)	4.3%	N/A	1/21		4.7	4.8	4.6
Phillips-Medisize Corporation	Health Care Equipment & Supplies	First Lien Senior Debt(6)	4.8%	N/A	6/21		6.0	6.0	6.0
Pilot Travel Centers LLC	Specialty Retail	First Lien Senior Debt(6)	4.3%	N/A	10/21		10.0	9.9	10.0
Pinnacle Foods Finance LLC(7)	Food Products	First Lien Senior Debt(6)	3.0%	N/A	4/20		14.3	14.2	13.9
Planet Fitness Holdings, LLC	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.8%	N/A	3/21		5.3	5.4	5.3
Post Holdings Inc.(7)	Food Products	First Lien Senior Debt(6)	3.8%	N/A	6/21		8.0	8.0	7.9
PQ Corporation	Chemicals	First Lien Senior Debt(6)	4.0%	N/A	8/17		5.0	5.0	4.9
Presidio, Inc.	IT Services	First Lien Senior Debt(6)	5.0%	N/A	3/17		4.6	4.7	4.6
Quikrete Holdings, Inc.	Construction Materials	First Lien Senior Debt(6)	4.0%	N/A	9/20		12.5	12.4	12.3
Quintiles Transnational Corp.(7)	Life Sciences Tools & Services	First Lien Senior Debt(6)	3.8%	N/A	6/18		3.0	2.9	2.9
Renaissance Learning, Inc.	Software	First Lien Senior Debt(6)	4.5%	N/A	4/21		9.9	9.9	9.7
Road Infrastructure Investment, LLC	Chemicals	First Lien Senior Debt(6)	4.3%	N/A	3/21		12.4	12.4	11.9
RPI Finance Trust(7)	Pharmaceuticals	First Lien Senior Debt(6)	3.5%	N/A	11/20		4.0	4.0	4.0
Sabre GLBL Inc.(7)	Software	First Lien Senior Debt(6)	4.5%	N/A	2/19		7.4	7.5	7.3
Sage Products Holdings III, LLC	Health Care Equipment & Supplies	First Lien Senior Debt(6)	5.0%	N/A	12/19		2.0	2.0	2.0
Schaeffler AG(7)	Auto Components	First Lien Senior Debt(6)	4.3%	N/A	5/20		1.0	1.0	1.0
Scientific Games International Inc.(7)	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	6.0%	N/A	10/21		4.0	4.0	4.0
Sears Roebuck Acceptance Corp.(7)	Multiline Retail	First Lien Senior Debt(6)	5.5%	N/A	6/18		5.0	5.0	4.8
Securus Technologies Holdings, Inc.	Diversified Telecommunication Services	First Lien Senior Debt(6)	4.8%	N/A	4/20		4.9	5.0	4.9
Sedgwick Claims Management Services, Inc.	Insurance	First Lien Senior Debt(6)	3.8%	N/A	3/21		13.9	13.7	13.6
		Second Lien Senior Debt(6)	6.8%	N/A	2/22		5.0	5.0	4.7

								18.7	18.3
Seminole Hard Rock Entertainment, Inc.	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	3.5%	N/A	5/20		5.9	5.9	5.7
Serta Simmons Holdings, LLC	Household Durables	First Lien Senior Debt(6)	4.3%	N/A	10/19		8.8	8.8	8.7
The Servicemaster Company, LLC(7)	Diversified Consumer Services	First Lien Senior Debt(6)	4.3%	N/A	7/21		5.5	5.4	5.4
Ship Luxco 3 S.a.r.l(7)	IT Services	First Lien Senior Debt(6)	4.8%	N/A	11/19		5.0	5.0	5.0
Sinclair Television Group, Inc.(7)	Media	First Lien Senior Debt(6)	3.5%	N/A	7/21		4.0	4.0	4.0
Southcross Energy Partners, L.P.(7)	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	5.3%	N/A	8/21		1.0	1.0	0.9

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Southwire Company, LLC	Electrical Equipment	First Lien Senior Debt(6)	3.3%	N/A	2/21		20.3	20.2	19.6
Spectrum Brands, Inc(7)	Household Products	First Lien Senior Debt(6)	3.5%	N/A	9/19		1.2	1.2	1.2
Spin Holdco Inc.	Diversified Consumer Services	First Lien Senior Debt(6)	4.3%	N/A	11/19		7.4	7.5	7.3
Standard Aero Limited(7)	Aerospace & Defense	First Lien Senior Debt(6)	5.0%	N/A	11/18		1.4	1.4	1.4
Star West Generation LLC	Independent Power & Renewable Electricity Producers	First Lien Senior Debt(6)	4.3%	N/A	3/20		2.0	2.0	2.0
Station Casinos LLC	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.3%	N/A	3/20		12.0	11.9	11.7
Steinway Musical Instruments, Inc.	Leisure Products	First Lien Senior Debt(6)	4.8%	N/A	9/19		5.0	5.0	5.0
STHI Holding Corp.	Life Sciences Tools & Services	First Lien Senior Debt(6)	4.5%	N/A	8/21		7.0	7.0	6.9
STS Operating, Inc.	Trading Companies & Distributors	First Lien Senior Debt(6)	4.8%	N/A	2/21		2.0	2.0	2.0
Syniverse Holdings, Inc.	Wireless Telecommunication Services	First Lien Senior Debt(6)	4.0%	N/A	4/19		15.0	14.9	14.6
Tallgrass Operations, LLC	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	4.3%	N/A	11/18		8.4	8.4	8.3
TI Group Automotive Systems, L.L.C.(7)	Auto Components	First Lien Senior Debt(6)	4.3%	N/A	7/21		7.5	7.4	7.4
TMS International Corp.	Metals & Mining	First Lien Senior Debt(6)	4.5%	N/A	10/20		12.8	12.9	12.8
TNS, Inc.	IT Services	First Lien Senior Debt(6)	5.0%	N/A	2/20		4.0	4.0	3.9
TPF II LC, LLC	Independent Power & Renewable Electricity Producers	First Lien Senior Debt(6)	5.5%	N/A	9/21		2.0	2.0	2.0
TransDigm Inc.(7)	Aerospace & Defense	First Lien Senior Debt(6)	3.8%	N/A	6/21		7.5	7.4	7.4
Trans Union LLC	Professional Services	First Lien Senior Debt(6)	4.0%	N/A	4/21		19.9	19.8	19.7
Travelport Finance (Luxembourg) S.à r.l.(7)	Internet Software & Services	First Lien Senior Debt(6)	6.0%	N/A	9/21		4.0	3.9	4.0
TWCC Holding Corp.	Media	First Lien Senior Debt(6)	3.5%	N/A	2/17		5.0	4.9	4.9
		Second Lien Senior Debt(6)	7.0%	N/A	6/20		5.0	5.0	4.8

								9.9	9.7
Tyche Holdings, LLC	IT Services	First Lien Senior Debt(6)	5.5%	N/A	11/21		5.4	5.4	5.4
U.S. Renal Care, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	4.3%	N/A	7/19		13.3	13.4	13.2
United Air Lines, Inc.(7)	Airlines	First Lien Senior Debt(6)	3.8%	N/A	9/21		8.0	7.9	7.9
Univision Communications Inc.	Media	First Lien Senior Debt(6)	4.0%	N/A	2/20 - 3/20		12.5	12.4	12.2
USIC Holdings, Inc.	Construction & Engineering	First Lien Senior Debt(6)	4.0%	N/A	7/20		14.9	14.8	14.6
USI, Inc.	Insurance	First Lien Senior Debt(6)	4.3%	N/A	12/19		8.4	8.5	8.3
Valeant Pharmaceuticals International, Inc.(7)	Pharmaceuticals	First Lien Senior Debt(6)	3.5%	N/A	2/19		8.7	8.7	8.6
Vencore, Inc.	Aerospace & Defense	First Lien Senior Debt(6)	5.8%	N/A	11/19		4.2	4.2	4.2
Veyance Technologies, Inc.	Machinery	First Lien Senior Debt(6)	5.3%	N/A	9/17		1.9	1.9	1.9
VWR Funding, Inc.(7)	Distributors	First Lien Senior Debt(6)	3.4%	N/A	4/17		9.9	9.9	9.9

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Wall Street Systems Delaware, Inc.(7)	Software	First Lien Senior Debt(6)	4.5%	N/A	4/21		4.9	4.8	4.9
Wastequip, LLC	Machinery	First Lien Senior Debt(6)	5.5%	N/A	8/19		5.0	5.0	4.9
WaveDivision Holdings, LLC	Media	First Lien Senior Debt(6)	4.0%	N/A	10/19		8.4	8.5	8.3
WideOpenWest Finance, LLC	Media	First Lien Senior Debt(6)	4.8%	N/A	4/19		5.0	5.0	4.9
Wilsonart LLC	Building Products	First Lien Senior Debt(6)	4.0%	N/A	10/19		8.4	8.4	8.2
WP CPP Holdings, LLC	Aerospace & Defense	First Lien Senior Debt(6)	4.8%	N/A	12/19		7.1	7.1	7.1
XO Communications, LLC	Diversified Telecommunication Services	First Lien Senior Debt(6)	4.3%	N/A	3/21		10.4	10.4	10.3
Yankee Cable Acquisition, LLC	Media	First Lien Senior Debt(6)	4.5%	N/A	2/20 - 3/20		13.3	13.3	13.3
Yonkers Racing Corporation	Hotels, Restaurants & Leisure	First Lien Senior Debt(6)	4.3%	N/A	8/19		4.8	4.8	4.3
York Risk Services Holding Corp.(7)	Insurance	First Lien Senior Debt(6)	4.8%	N/A	10/21		1.0	1.0	1.0
Zayo Group LLC	Diversified Telecommunication Services	First Lien Senior Debt(6)	4.0%	N/A	7/19		5.0	5.0	4.9
AMERICAN CAPITAL CMBS INVESTMENTS
CD 2007-CD4 Commercial Mortgage Trust(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	12/49		16.0	1.1	2.5
CD 2007-CD5 Mortgage Trust(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	6.1%	N/A	12/17		14.8	7.3	1.8
Citigroup Commercial Mortgage Securities Trust 2007-C6(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	7/17		30.9	17.5	7.4
Credit Suisse Commercial Mortgage Trust Series 2007-C4(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.9%	N/A	8/17		20.8	7.8	1.4
J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.8%	N/A	7/17		25.2	—	2.6
LB-UBS Commercial Mortgage Trust 2007-C6(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	6.2%	N/A	8/17		12.0	3.0	1.4
Wachovia Bank Commercial Mortgage Trust 2005-C22(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.4%	N/A	3/16		15.0	1.1	4.0
Wachovia Bank Commercial Mortgage Trust 2006-C24(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	3/16		15.0	1.0	2.1
Wachovia Bank Commercial Mortgage Trust 2007-C31(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.8%	N/A	5/17		20.0	10.6	1.1
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	10/17		60.9	12.3	6.9
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.9%	N/A	10/17 - 12/20		5.6	5.6	3.9
AMERICAN CAPITAL CLO INVESTMENTS
ACAS CLO 2007-1, Ltd.(7)		Secured Notes(6)			4/21		8.5	8.4	8.3

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
		Subordinated Notes(6)			4/21		25.9	9.8	14.4

								18.2	22.7
ACAS CLO 2013-2, Ltd.(7)		Subordinated Notes(6)			10/25		8.0	7.0	6.6
Apidos CLO XIV(7)		Income Notes(6)			4/25		8.1	7.3	7.3
Apidos CLO XIX(7)		Income Notes(6)			10/26		10.5	9.4	9.4
Apidos CLO XVIII, Ltd.(7)		Subordinated Notes(6)			7/26		34.0	33.9	32.2
Ares IIIR/IVR CLO Ltd.(7)		Subordinated Notes(6)			4/21		20.0	10.8	7.8
Ares XXIX CLO Ltd.(7)		Subordinated Notes(6)			4/26		7.3	6.6	6.6
Avery Point II CLO, Limited(7)		Income Notes(6)			7/25		2.6	2.2	2.2
Babson CLO Ltd. 2006-II(7)		Income Notes(6)			10/20		15.0	7.9	9.5
Babson CLO Ltd. 2014-II(7)		Subordinated Notes(6)			9/26		25.0	23.6	23.6
Babson CLO Ltd. 2014-III(7)		Subordinated Notes(6)			1/26		3.8	3.4	3.4
Blue Hill CLO, Ltd.(7)		Subordinated Notes(6)			1/26		10.7	9.2	9.1
Carlyle Global Market Strategies CLO 2013-3, Ltd.(7)		Subordinated Notes(6)			7/25		2.3	1.8	1.8
Carlyle Global Market Strategies CLO 2014-4, Ltd.(7)		Subordinated Notes(6)			10/26		14.6	13.4	12.9
Cent CDO 12 Limited(7)		Income Notes(6)			11/20		26.4	9.3	28.0
Cent CLO 18 Limited(7)		Subordinated Notes(6)			7/25		3.8	3.0	3.4
Cent CLO 19 Limited(7)		Subordinated Notes(6)			10/25		5.3	4.6	4.6
Cent CLO 22 Limited(7)		Subordinated Notes(6)			11/26		35.0	33.7	33.7
Centurion CDO 8 Limited(7)		Subordinated Notes(4)(6)			3/17		5.0	0.2	—
CoLTs 2005-1 Ltd.(7)		Preference Shares(4)(6)			3/15	360		1.9	0.3
CoLTs 2005-2 Ltd.(7)		Preference Shares(4)(6)			12/18	34,170,000		12.5	1.8
CREST Exeter Street Solar 2004-1(7)		Preferred Securities(4)(6)			6/39	3,500,000		3.2	—
Dryden 31 Senior Loan Fund(7)		Subordinated Notes(6)			3/26		2.3	2.0	2.0
Eaton Vance CDO X plc(7)		Secured Subordinated Notes(6)			2/27		15.0	11.4	9.1
Flagship CLO V(7)		Deferrable Notes(6)			9/19		1.7	1.5	1.6
		Subordinated Securities(6)			9/19	15,000		7.0	2.3

								8.5	3.9
Galaxy III CLO, Ltd(7)		Subordinated Notes(4)			8/16		4.0	0.2	—
Galaxy XVI CLO, Ltd.(7)		Subordinated Notes(6)			11/25		2.3	2.1	2.1
GoldenTree Loan Opportunities IX, Limited(7)		Subordinated Notes(6)			10/26		40.8	37.7	37.7
Halcyon Loan Advisors Funding 2014-1 Ltd.(7)		Subordinated Notes(6)			2/26		1.3	1.1	1.1
Halcyon Loan Advisors Funding 2015-2, Ltd.(7)		Subordinated Notes(4)(6)			12/17		15.0	15.0	15.0
Herbert Park B.V.(7)		Subordinated Notes(6)			10/26		26.7	27.7	22.4
Highbridge Loan Management 2013-2, Ltd.(7)		Subordinated Notes(6)			10/24		27.0	22.9	22.9
LightPoint CLO IV, LTD(7)		Income Notes(6)			4/18		6.7	9.1	5.5
LightPoint CLO VII, Ltd.(7)		Subordinated Notes(6)			5/21		9.0	3.0	2.5

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Limerock CLO III, Ltd.(7)		Subordinated Notes(6)			10/26		12.5	11.4	11.4
Magnetite VIII, Limited(7)		Subordinated Notes(6)			5/26		6.7	6.5	6.2
Magnetite XIV, Limited(7)		Subordinated Notes(4)(6)			6/16		20.0	20.0	20.0
Mayport CLO Ltd.(7)		Income Notes			2/20		14.0	8.6	3.2
Neuberger Berman CLO XV, Ltd.(7)		Subordinated Notes(6)			10/25		2.8	2.3	2.3
NYLIM Flatiron CLO 2006-1 LTD.(7)		Subordinated Securities(6)			8/20	10,000		3.5	4.3
Och-Ziff VIII, Ltd.(7)		Subordinated Notes(6)			9/26		16.0	15.1	15.1
Octagon Investment Partners VII, Ltd.(7)		Preferred Securities(4)(6)			12/16	5,000,000		1.1	—
Octagon Investment Partners XIV, Ltd.(7)		Income Notes(6)			1/24		4.5	3.3	3.4
Octagon Investment Partners XIX, Ltd.(7)		Subordinated Notes(6)			4/26		25.0	21.5	22.8
Octagon Investment Partners XX, Ltd.(7)		Subordinated Notes(6)			8/26		2.5	2.5	2.5
Octagon Investment Partners XXII, Ltd.(7)		Subordinated Notes(6)			11/25		8.4	7.7	7.7
Octagon Loan Funding, Ltd.(7)		Subordinated Notes(6)			9/26		4.0	3.6	3.6
OHA Credit Partners VIII, Ltd.(7)		Subordinated Notes(6)			4/25		5.0	4.5	4.5
Sapphire Valley CDO I, Ltd.(7)		Subordinated Notes(6)			12/22		14.0	14.5	11.1
THL Credit Wind River 2014-1 CLO Ltd.(7)		Subordinated Notes(6)			4/26		16.0	14.4	13.9
Vitesse CLO, Ltd.(7)		Preferred Securities(6)			8/20	20,000,000		12.9	7.2
Voya CLO 2014-2, Ltd.(7)		Subordinated Notes(6)			7/26		10.0	10.0	9.1
Voya CLO 2014-4, Ltd.(7)		Subordinated Notes(6)			10/26		26.7	25.0	25.0
EUROPEAN CAPITAL CLO INVESTMENTS
Ares European III B.V.(7)	Diversified Financial Services	Subordinated Notes		8/24		6.1	3.4	3.5
Cordatus CLO II plc(7)	Diversified Financial Services	Subordinated Notes		7/24		6.1	2.2	6.1
Eaton Vance CDO X plc(7)	Diversified Financial Services	Secured Subordinated Notes		2/27		8.5	1.4	5.2
Euro-Galaxy II CLO B.V.(7)	Diversified Financial Services	Income Notes		10/22		3.0	2.7	2.8
		Subordinated Notes			10/22		6.7	3.3	5.0

								6.0	7.8

Subtotal Non-Control / Non-Affiliate Investments (55% of total investments at fair value)								$3,846.1	$3,472.1

AMERICAN CAPITAL AFFILIATE INVESTMENTS
IS Holdings I, Inc.	Software	Common Stock(4)(6)				1,165,930		$—	$7.9
Primrose Holding Corporation	Diversified Consumer Services	Common Stock(4)(6)				4,213		—	4.6
EUROPEAN CAPITAL AFFILIATE INVESTMENTS
Blue Topco GmbH(7)	Commercial Services & Supplies	First Lien Senior Debt	2.3%	N/A	6/16 - 6/18		$2.7	2.1	2.1
		Mezzanine Debt(5)	N/A	3.1%	12/18		8.6	7.6	2.6

								9.7	4.7

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Mobipark S.A.S.(7)	Electronic Equipment, Instruments & Components	First Lien Senior Debt	1.3%	N/A	10/17 - 12/17		1.7	1.7	1.6
		Second Lien Senior Debt	—%	N/A	11/17		0.7	0.7	0.6
		Convertible Preferred Stock(4)				23,082,525		9.3	1.7
		Redeemable Preferred Stock(4)				25,751,312		7.9	4.4

								19.6	8.3

Subtotal Affiliate Investments (1% of total investments at fair value)								$29.3	$25.5

AMERICAN CAPITAL CONTROL INVESTMENTS
ACAS Real Estate Holdings Corporation	Real Estate	Mezzanine Debt(5)(6)	N/A	15.0%	5/16		$8.7	$4.7	$5.0
		Common Stock(6)				100%		13.8	25.7

								18.5	30.7
American Capital Asset Management, LLC	Capital Markets	Mezzanine Debt(6)	5.0%	N/A	9/16		33.0	33.0	33.0
		Common Membership Interest(6)				100%		395.5	1,131.4

								428.5	1,164.4
American Driveline Systems, Inc.	Diversified Consumer Services	Redeemable Preferred Stock(4)(6)				6,818,008		81.9	20.6
		Common Stock(4)(6)				197,161		18.2	—
		Common Stock Warrants(4)(6)				136,183		9.9	—

								110.0	20.6
ASAP Industries Holdings, LLC	Energy Equipment & Services	Mezzanine Debt(6)	12.0%	2.0%	12/18		20.5	20.3	20.5
		Membership Units(4)(6)				106,911		30.3	15.0

								50.6	35.5
BMR Energy LLC	Independent Power & Renewable Electricity Producers	Preferred Units(6)				11,620		11.9	11.9
Capital.com, Inc.	Diversified Financial Services	Common Stock(4)(6)				8,500,100		0.9	—
CML Pharmaceuticals, Inc.	Life Sciences Tools & Services	First Lien Senior Debt(6)	8.0%	N/A	12/15 - 10/20		315.7	313.1	289.8
		Convertible Preferred Stock(4)(6)				243,642		144.6	—

								457.7	289.8
Contour Semiconductor, Inc.	Semiconductors & Semiconductor Equipment	First Lien Senior Debt(6)	N/A	8.0%	3/15 - 4/15		9.3	9.3	9.3
		Convertible Preferred Stock(4)(6)				143,896,948		13.5	—

								22.8	9.3
Core Financial Holdings, LLC(7)	Diversified Financial Services	Common Units(4)(6)				57,940,360		43.8	0.2
Dyno Holding Corp.	Auto Components	First Lien Senior Debt(6)	8.9%	2.2%	11/15		35.2	35.1	35.2
		Mezzanine Debt(5)(6)	N/A	4.3%	11/16		34.7	28.1	16.7
		Convertible Preferred Stock(4)(6)				389,759		40.5	—
		Common Stock(4)(6)				97,440		10.1	—

								113.8

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
	51.9
ECA Acquisition Holdings, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	10.0%	N/A	3/16		6.8	6.8	6.8
		Mezzanine Debt(6)	13.0%	3.5%	7/16		18.1	18.1	18.1
		Common Stock(4)(6)				583		13.4	4.7

								38.3	29.6
eLynx Holdings, Inc.	IT Services	Convertible Preferred Stock(4)(6)				11,728		20.6	16.0
		Redeemable Preferred Stock(4)(6)				21,113		9.0	—
		Common Stock(4)(6)				11,261		1.1	—
		Common Stock Warrants(4)(6)				1,002,678		5.5	—

								36.2	16.0
EXPL Pipeline Holdings LLC(7)	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	8.1%	N/A	1/17		46.0	45.7	46.8
		Common Membership Units(4)(6)				58,297		44.5	20.1

								90.2	66.9
FAMS Acquisition, Inc.	Diversified Financial Services	Mezzanine Debt(6)	12.3%	2.6%	1/16		42.8	42.8	40.7
Fosbel Holding, Inc.	Commercial Services & Supplies	Mezzanine Debt(6)	N/A	17.0%	10/18		9.8	9.8	9.8
		Mezzanine Debt(5)(6)	N/A	17.0%	10/18		45.6	19.1	3.7

								28.9	13.5
FPI Holding Corporation	Food Products	First Lien Senior Debt(5)(6)	N/A	5.2%	1/19		32.6	11.6	11.6
Group Montana, Inc.	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	6.3%	N/A	1/17		6.4	6.4	6.4
		Convertible Preferred Stock(6)				4,000		4.7	6.7
		Common Stock(4)(6)				100%		12.5	1.6

								23.6	14.7
Halex Holdings, Inc.	Construction Materials	Second Lien Senior Debt(5)(6)	—%	12.0%	3/15		18.3	18.3	18.8
		Redeemable Preferred Stock(4)(6)				6,482,972		6.6	—

								24.9	18.8
HALT Medical, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(5)(6)	N/A	22.0%	3/15		45.2	36.5	35.6
		Convertible Preferred Stock(4)(6)				12,811,818		2.6	—
		Common Stock(4)(6)				22,416,432		6.4	—

								45.5	35.6
Hard 8 Games, LLC	Hotels, Restaurants & Leisure	First Lien Convertible Senior Debt(6)	N/A	6.0%	2/15		8.2	8.2	8.2
		Membership Unit(4)(6)				1		19.0	28.8

								27.2	37.0
Hollyhock Limited(7)	Independent Power & Renewable Electricity Producers	Common Stock(4)(6)				22,000,000		22.0	21.2
LLSC Holdings Corporation	Personal Products	Convertible Preferred Stock(4)(6)				7,496		8.1	13.8
Montgomery Lane, LLC(7)	Diversified Financial Services	Common Membership Units(4)(6)				100		—	6.9
MW Acquisition Corporation	Health Care Providers & Services	Mezzanine Debt(6)	14.4%	1.0%	2/19		24.0	23.9	24.0
		Redeemable Preferred Stock(6)				2,485		2.3	2.3

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
		Convertible Preferred Stock(4)(6)				51,351		23.0	17.9

								49.2	44.2
NECCO Holdings, Inc.	Food Products	First Lien Senior Debt(5)(6)	6.5%	N/A	12/15		13.9	11.8	8.9
		Second Lien Senior Debt(5)(6)	N/A	18.0%	11/15		6.4	3.2	—
		Common Stock(4)(6)				860,189		0.1	—

								15.1	8.9
NECCO Realty Investments, LLC	Real Estate	First Lien Senior Debt(5)(6)	2.9%	11.1%	12/17		67.0	32.8	19.9
		Common Membership Units(4)(6)				7,450		4.9	—

								37.7	19.9
Orchard Brands Corporation	Internet & Catalog Retail	Common Stock(4)(6)				87,838		55.1	87.9
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	First Lien Senior Debt(6)	12.5%	N/A	12/15		1.4	1.4	1.4
		Mezzanine Debt(6)	N/A	17.0%	12/16		13.6	13.6	13.6
		Mezzanine Debt(5)(6)	N/A	19.0%	12/16		25.0	11.0	12.0
		Common Stock(4)(6)				367,881		4.2	—

								30.2	27.0
RD Holdco Inc.	Household Durables	Second Lien Senior Debt(6)	11.3%	N/A	6/17		16.9	14.6	17.1
		Common Stock(4)(6)				458,596		23.6	18.6
		Common Stock Warrants(4)(6)				56,372		2.9	2.3

								41.1	38.0
Rebellion Media Group Corp.(7)	Internet Software & Services	First Lien Senior Debt(6)	N/A	12.0%	3/15		4.3	4.3	3.5
		First Lien Senior Debt(5)(6)	N/A	12.0%	12/15		10.8	8.1	—

								12.4	3.5
Scanner Holdings Corporation	Technology Hardware, Storage & Peripherals	Mezzanine Debt(6)	14.8%	N/A	10/16 - 7/17		20.5	20.5	20.5
		Convertible Preferred Stock(6)				38,723,509		5.4	5.4
		Common Stock(4)(6)				97,540		0.1	—

								26.0	25.9
SEHAC Holding Corporation	Diversified Consumer Services	Convertible Preferred Stock(6)				14,850		14.8	103.6
		Common Stock(6)				150		0.2	1.0

								15.0	104.6
Soil Safe Acquisition Corp.	Professional Services	First Lien Senior Debt(6)	8.0%	N/A	1/18 - 12/18		23.5	23.4	23.5
		Second Lien Senior Debt(6)	10.8%	N/A	7/19		12.7	12.7	12.7
		Mezzanine Debt(6)	8.9%	7.2%	12/19		67.1	66.3	67.1
		Common Stock				810		9.5	9.2

								111.9	112.5
TestAmerica Environmental Services, LLC	Commercial Services & Supplies	Mezzanine Debt(5)(6)	10.0%	2.5%	6/18		35.2	26.5	—
		Common Units(4)(6)				490,000		2.0	—

								28.5	—
Warner Power, LLC	Electrical Equipment	Mezzanine Debt(5)(6)	N/A	14.6%	3/15		9.7	5.7	2.6
		Redeemable Preferred Membership Units(4)(6)				3,796,269		3.0	—
		Common Membership Units(4)(6)				27,400		1.9	—

								10.6	2.6
WIS Holding Company, Inc.	Commercial Services & Supplies	Convertible Preferred Stock(6)				703,406		57.9	82.9

December 31, 2014
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
		Common Stock(4)(6)				175,853		11.4	16.9

								69.3	99.8
EUROPEAN CAPITAL CONTROL INVESTMENTS
Bellotto Holdings Limited(7)	Household Durables	Redeemable Preferred Stock				7,300,610	2.0	34.6	36.5
		Common Stock(4)				2,697,010		100.0	103.6

								134.6	140.1
European Capital UK SME Debt LP(7)		Partnership Interest				500		0.6	0.6
Financière H S.A.S.(7)	Health Care Equipment & Supplies	Mezzanine Debt(5)	3.0%	5.8%	10/15		15.0	9.7	9.5
		Convertible Preferred Stock(4)				930,558		58.1	—

								67.8	9.5
Financière Newglass S.A.S.(7)	Building Products	Convertible Preferred Stock(4)				1		26.1	26.1
		Common Stock(4)				8,000,000		9.7	6.2

								35.8	32.3
Financière Tarmac S.A.S.(7)	Commercial Services & Supplies	First Lien Senior Debt	4.0%	N/A	12/20		5.0	4.1	5.1
		Mezzanine Debt	N/A	4.0%	12/21		22.1	22.1	22.1
		Mezzanine Debt(5)	N/A	4.0%	12/21		28.8	17.2	17.2
		Convertible Preferred Stock(4)				8,665,001		10.5	—
		Redeemable Preferred Stock(4)					3.7	8.1	—

								62.0	44.4
Holding Saint Augustine S.A.S.(7)	Air Freight & Logistics	First Lien Senior Debt	N/A	N/A	9/19		4.9	4.9	4.9
		Convertible Preferred Stock(4)				1,982,668		15.0	—
		Redeemable Preferred Stock(4)				1		—	1.0

								19.9	5.9
Miles 33 Limited(7)	Media	First Lien Senior Debt	3.5%	N/A	9/17		8.3	8.3	8.3
		Mezzanine Debt	4.5%	5.0%	9/17		16.7	16.7	16.7
		Redeemable Preferred Stock(4)					71.9	30.3	8.6
		Common Stock(4)				600,000		0.9	—

								56.2	33.6
MP Equity S.A.S.(7)	Food Products	Redeemable Preferred Stock(4)					2.7	2.5	—
AMERICAN CAPITAL CONTROL CLO INVESTMENT
ACAS Wachovia Investments, L.P.(7)	Diversified Financial Services	Partnership Interest(4)				90%		2.2	0.6

Subtotal Control Investments (44% of total investments at fair value)								$2,541.5	$2,782.4

Total Investment Assets								$6,416.9	$6,280.0

Counterparty	Instrument	Interest Rate(2)	Expiration Date(2)	# of Contracts	Notional	Cost	Fair Value
DERIVATIVE AGREEMENTS
Citibank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.6%/LIBOR	5/16 - 7/17	2	$27.5	$—	$(3.4)
BNP Paribas	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.7%/LIBOR	7/17	1	22.3	—	(3.1)
Wells Fargo Bank, N.A	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.6%/LIBOR	8/16	1	11.9	—	(1.0)
Citibank, N.A.	Total Return Swaps		12/14	2	27.1	—	(3.0)
American Capital Equity III, LP(8)	WRH, Inc. Equity Option		4/15	1		—	(73.6)

Total Derivative Agreements						$—	$(84.1)

December 31, 2014
(in millions, except share data)

Funds	Cost	Fair Value
MONEY MARKET FUNDS(3)
Deutsche Global Liquidity Managed Sterling Fund	$264.9	$264.9
Wells Fargo Advantage Heritage Money Market Fund(6)	10.0	10.0
Fidelity Institutional Money Market Fund(6)	10.0	10.0
BofA Funds Series Trust—BofA Money Market Reserves(6)	10.0	10.0
Dreyfus Institutional Cash Advantage-I Fund(6)	10.0	10.0
STIT—Liquid Assets Portfolio(6)	5.0	5.0
JPMorgan Prime Money Market Fund(6)	5.0	5.0
Fidelity Institutional Money Market Funds—Prime Money Market Portfolio(6)	5.0	5.0

Total Money Market Funds	$319.9	$319.9

(1)
Certain of the securities are issued by affiliate(s) of the listed portfolio company.

(2)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities in effect on the date presented, which are presented by the nature of indebtedness by a single issuer. Some loans and debt securities bear interest at variable rates, primarily three-month LIBOR, with interest rate floors. PIK represents contractually deferred interest that is typically compounded into the principal balance of the loan or debt security, if not paid on a current basis. PIK interest may be prepaid by the portfolio company's election, but generally is paid upon a change of control transaction or maturity. The maturity date represents the latest date in which the loan or debt security is scheduled to terminate.

(3)
Included in cash and cash equivalents on our consolidated balance sheets.

(4)
Some or all of the securities are non-income producing.

(5)
Loan is on non-accrual status and therefore considered non-income producing.

(6)
All or a portion of the investments or instruments are pledged as collateral under various secured financing arrangements.

(7)
Investments that are not "qualifying assets" under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of December 31, 2014, non-qualifying assets were approximately $1.7 billion, or 31% of net assets.

(8)
For further discussion on the WRH, Inc. Equity Option, see Note 14 to our audited consolidated financial statements included in this Annual Report on Form 10-K.

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in millions, except per share data)

Note 1.  Organization

        American Capital, Ltd., (which is referred to throughout this report as "American Capital", "we", "our" and "us") was incorporated in 1986. On August 29, 1997, we completed an initial public offering and became a non-diversified closed end investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). As a BDC, we primarily invest in senior and mezzanine debt and equity in buyouts of private companies sponsored by us ("American Capital One Stop Buyouts®") or sponsored by other private equity funds and provide capital directly to early stage and mature private and small public companies ("Sponsor Finance and Other Investments"). We also invest in first and second lien floating rate loans to large-market U.S. based companies ("Senior Floating Rate Loans") and structured finance investments ("Structured Products"), including collateralized loan obligation ("CLO") securities and commercial mortgages and commercial mortgage backed securities ("CMBS"). Our primary business objectives are to increase our net earnings and net asset value ("NAV") by making investments with attractive current yields and/or potential for equity appreciation and realized gains.

        Through our tax years ended September 30, 1998 through September 30, 2010, we qualified to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Effective with our tax year ended September 30, 2011, we did not qualify to be taxed as a RIC and became subject to taxation as a corporation under Subchapter C of the Code (a "Subchapter C corporation"). This change in tax status does not affect our status as a BDC under the 1940 Act or our compliance with the portfolio composition requirements of that statute.

Note 2.  Summary of Significant Accounting Policies

Basis of Presentation

        The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Reclassifications

        We have reclassified certain prior period amounts in our consolidated financial statements to conform to our current period presentation. These reclassifications had no impact on prior periods' net earnings or shareholders' equity.

Consolidation

        Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X, the Securities and Exchange Commission's ("SEC") Division of Investment Management's consolidation guidance in IM Guidance Update No. 2014-11 issued in October 2014 and Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services—Investment Companies ("ASC 946"), we are precluded from consolidating any entity other than another investment company that acts as an extension of our investment operations and facilitates the execution of our investment strategy. An exception to this guidance occurs if we have an investment in a controlled operating company that provides substantially all of its services to us.

        We have determined that as of December 31, 2015 or for the periods presented in our audited consolidated financial statements included in this Annual Report on Form 10-K, European Capital Limited ("European Capital") and American Capital Asset Management, LLC ("ACAM"), have met the conditions of a significant subsidiary under Rule 1-02(w) of Regulation S-X for which we are required, pursuant to Rule 3-09 of Regulation S-X, to attach separate financial statements as exhibits to our Form 10-K. As such, separate financial statements for European Capital and ACAM are filed herewith as Exhibits 99.1 and 99.2, respectively.

        We currently consolidate ACAS Funding I, LLC and ACAS Funding II, LLC, which are wholly-owned special purpose financing vehicles that were formed for the purpose of purchasing Senior Floating Rate Loans under a $1.25 billion secured revolving credit facility and $500 million secured revolving credit facility, respectively. As of December 31, 2015, ACAS Funding I, LLC and ACAS Funding II, LLC did not have any other operations or activities. We also consolidate American Capital TRS, LLC ("ACTRS"), which is a wholly-owned entity that has entered into non-recourse total return swaps ("TRS") with Citibank, N.A. As of December 31, 2015, ACTRS did not have any other operations or activities. The TRS is accounted for as a derivative pursuant to FASB ASC Topic 815, Derivatives and Hedging.

        Our consolidated financial statements also include the accounts of European Capital, which is a wholly-owned investment company that, effective October 1, 2014, acts as an extension of our investment operations and facilitates the execution of our investment strategy. In addition, our consolidated financial statements include the accounts of AC Corporate Holdings, Inc. ("ACCH") and ACE Acquisition Holdings, LLC ("ACE Acquisition"), which are wholly-owned entities that have purchased numerous investment securities on behalf of American Capital. As of December 31, 2015, European Capital, ACCH and ACE Acquisition did not have any other operations or activities and were considered to be investment companies under ASC 946, as amended by Accounting Standards Update ("ASU") No. 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements.

Trade Date Accounting

        In accordance with ASC 946, we account for security purchases and sales on a trade date basis other than when it is not in accordance with standard industry practice to account for the purchase or sale transaction on a trade date basis and the transaction is outside conventional channels, such as through a private placement or by submitting shares in a tender offer. In such circumstances, we record the transaction on the date we obtain a right to demand the securities purchased or collect the proceeds of sale and incur an obligation to pay the price of the securities purchased or to deliver the securities sold, respectively.

Investment Valuation Policy

        Our investments consist of loans and securities issued by public and privately-held companies, including senior debt, mezzanine debt, equity warrants and preferred and common equity securities. We also invest in Structured Products, which includes CLO securities and CMBS.

        We fair value our investments in accordance with the 1940 Act and FASB ASC Topic 820, Fair Value Measurements and Disclosures ("ASC 820") as determined in good faith by our Board of Directors. We undertake a multi-step valuation process each quarter to determine the fair value of our investments in accordance with ASC 820. The quarterly valuation process begins with the development of a preliminary valuation recommendation for each investment by our Financial Advisory and Consulting Team ("FACT"), which is composed of valuation and audit professionals responsible for monitoring portfolio compliance and valuations. In preparing the preliminary valuation recommendations, FACT receives assistance from our investment professionals that both originated and monitor the investment as well as assistance from other departments including operations, accounting and legal. The preliminary valuation recommendations are reviewed by senior management and then presented to our Audit, Compliance and Valuation Committee for review and approval. Subsequent to the approval from our Audit, Compliance and Valuation Committee, the valuation recommendations are sent to our Board of Directors for final approval.

        When available, we base the fair value of our investments that trade in active markets on directly observable market prices or on market data derived for comparable assets. For restricted securities of companies that are publicly traded, the value is based on the closing market quote on the valuation date less a discount for the restriction. For all other investments, inputs used to measure fair value reflect management's best estimate of assumptions that would be used by market participants in pricing the investment in a hypothetical transaction. For these investments, we estimate the fair value of our senior debt, mezzanine debt, redeemable and convertible preferred equity, common equity and equity warrants using either an enterprise value waterfall methodology, which generally combines market and income approaches, or a market yield valuation methodology, which utilizes the income approach. We estimate the fair value of our Structured Products using the market and income approaches, third-party broker quotes and counterparty marks.

        ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for our investments existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

        ASC 820 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The price used to measure the fair value is not adjusted for transaction costs while the cost basis of our investments may include initial transaction costs. Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market for an asset is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset. In determining the principal market for an asset under ASC 820, it is assumed that the reporting entity has access to the market as of the measurement date. If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

        The principal market in which we would sell our Senior Floating Rate Loans and certain of our non-controlled Sponsor Finance debt investments is an active over-the-counter secondary market. For our other debt and equity investments, there is no active market and we are generally repaid our debt investment or sell our equity investment upon a change of control transaction such as through the mergers and acquisition ("M&A") market. Accordingly, the market in which we would sell certain of our non-controlled debt and all of our equity investments is the M&A market. However, under ASC 820, we have identified the M&A market as the principal market for our investments in these portfolio companies only if we have the ability to control the decision to sell the portfolio company as of the measurement date. We determine whether we have the ability to control the decision to sell a portfolio company based on our ability to control or gain control of the board of directors of the portfolio company as of the measurement date and rights within the shareholders agreement. In evaluating if we can control or gain control of a portfolio company as of the measurement date, we include our equity securities and those securities held by entities managed by our wholly-owned portfolio company, ACAM on a fully diluted basis. For investments in portfolio companies for which we do not have the ability to control or gain control as of the measurement date and for which there is no active market, the principal market under ASC 820 is a hypothetical secondary market.

        Accordingly, we use the M&A market as the principal market for our investments in portfolio companies that we control or can gain control as of the measurement date, and we use a hypothetical secondary market for our investments in portfolio companies that we do not control or cannot gain control as of the measurement date. However, to the extent that an active market exists for such investments, we will consider that as the principal market. Our valuation policy considers the fact that no ready active market exists for a significant amount of our investments and that the fair value for our investments must typically be determined using unobservable inputs.

  Enterprise Value Waterfall Methodology

        For investments in portfolio companies that we have identified the M&A market as the principal market, we estimate the fair value based on the enterprise value waterfall ("Enterprise Value Waterfall") valuation methodology. For minority equity securities in which the principal market is the hypothetical secondary market, we also estimate the fair value using the Enterprise Value Waterfall valuation methodology.

        Under the Enterprise Value Waterfall valuation methodology, we estimate the enterprise value of a portfolio company and then waterfall the enterprise value over the portfolio company's securities in order of their preference relative to one another. In applying the Enterprise Value Waterfall valuation methodology, we consider that in a change of control transaction, our loans are generally required to be repaid at par and that a buyer cannot assume the loan.

        To estimate the enterprise value of the portfolio company, we prepare an analysis of traditional valuation methodologies including valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, estimating the liquidation or collateral value of the portfolio company's assets, third-party valuations of the portfolio company, offers from third-parties to buy the portfolio company and considering the value of recent third-party investments in the equity securities of the portfolio company. Significant inputs in these valuation methodologies to estimate enterprise value include the historical or projected operating results of the portfolio company, selection of comparable companies, discounts or premiums to the prices of comparable companies and discount rates applied to the forecasted cash flows. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for non-recurring items or to normalize the operating results that may require significant judgment in its determination. In addition, projecting future financial results requires significant judgment regarding future growth assumptions. In evaluating the operating results, we also analyze the impact of exposure to litigation, loss of customers or other contingencies. The selection of a population of comparable companies requires significant judgment, including a qualitative and quantitative analysis of the comparability of the companies. In determining a discount or premium, if any, to prices of comparable companies, we use significant judgment for factors such as size, marketability, relative performance, and for portfolio companies in which we control, a control premium to the market price of comparable public companies. In determining a discount rate to apply to forecasted cash flows, we use significant judgment in the development of an appropriate discount rate including the evaluation of an appropriate risk premium.

        In valuing convertible debt, equity or other similar securities, we value our investment based on its priority in the waterfall and based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt at the face amount of the debt to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the portfolio company, we reduce the fair value of our debt investment beginning with the junior most debt such that the enterprise value less the fair value of the outstanding debt is zero.

  Market Yield Valuation Methodology

        For debt and redeemable preferred equity investments in portfolio companies for which we are required to identify a hypothetical secondary market as the principal market, we estimate the fair value based on the assumptions that we believe hypothetical market participants would use to value the investment in a current hypothetical sale using a market yield ("Market Yield") valuation methodology.

        For debt and redeemable preferred equity investments of our investment portfolio for which we do not control or cannot gain control as of the measurement date and no active market exists, we estimate the fair value based on such factors as third-party broker quotes and our own assumptions in the absence of market observable data, including estimated remaining life, current market yield and interest rate spreads of similar loans and securities as of the measurement date. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. We estimate the remaining life based on market data of the average life of similar loans. However, if we have information available to us that the loan is expected to be repaid in the near term, we would use an estimated remaining life based on the expected repayment date, including considering the current maturity date of the loan. The average life used to estimate the fair value of our loans may be shorter than the legal maturity of the loans since our loans have historically been prepaid prior to the maturity date. The current interest rate spreads used to estimate the fair value of our loans is based on the current interest rate spreads on similar loans. We use significant judgment in determining the estimated remaining life as well as the current market yield and interest rate spreads. If there is a significant deterioration of the credit quality of a loan, we may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

        We fair value our investments in Structured Products based on such factors as third-party broker quotes, counterparty marks, purchases or sales of the same or similar securities, and our cash flow forecasts. Cash flow forecasts are subject to assumptions a market participant would use regarding the investments' underlying collateral including, but not limited to, assumptions of default and recovery rates, reinvestment spreads and prepayment rates. Cash flow forecasts are discounted using a market participant's market yield assumptions that are derived from multiple sources including, but not limited to, third-party broker quotes, industry research reports and transactions of securities and indices with similar structure and risk characteristics. We weight the use of third-party broker quotes or counterparty marks, if any, in determining fair value based on the correlation of changes in third-party broker quotes with underlying performance and other market indices.

  Third-party Vendor Pricing

        For debt investments that trade in an active market or that have similar assets that trade in an active market, we estimate the fair value based on evaluated prices from a nationally recognized, independent pricing service or from third-party brokers who make markets in such debt instruments. When possible, we make inquiries of third-party pricing sources to understand their use of significant inputs and assumptions. We review the price provided by the third-party pricing service and perform procedures to validate their reasonableness, including a review and analysis of executable broker quote(s), range and dispersion of third-party estimates, frequency of pricing updates, yields of similar securities or other qualitative and quantitative information. If the prices provided by the pricing service are consistent with such information, we will generally use the price provided by the pricing service as fair value.

  Investments in Investment Funds

        For an investment in an investment fund that does not have a readily determinable fair value, we measure the fair value of our investment predominately based on the NAV per share of the investment fund if the NAV of the investment fund is calculated in a manner consistent with the measurement principles of ASC 946 as of the measurement date, including measurement of all or substantially all of the underlying investments of the investee in accordance with ASC 820. However, in determining the fair value of our investment, we may make adjustments to the NAV per share in certain circumstances, based on our analysis of any restrictions on redemption of our shares of our investment as of the measurement date, any restrictions on the ability to receive dividends, comparisons of market price to NAV per share of comparable publicly traded funds and trades or sales of comparable private and publicly traded funds, recent actual sales or redemptions of shares of the investment fund, public to private liquidity discounts, expected future cash flows available to equity holders including the rate of return on those cash flows compared to an implied market return on equity required by market participants, or other uncertainties surrounding our ability to realize the full NAV of the investment fund.

  Partnership Interests

        For an investment in a partnership, we measure the fair value of our investment based on the NAV per share of the partnership or its equivalent as a practical expedient to measure an alternative investment at fair value consistent with the measurement principles of ASC 820, as amended by ASU 2009-12, Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent). We make this election on an investment-by-investment basis and apply consistently to our entire position in the investment, unless it is probable at the measurement date that we will sell all or a portion of our investment at an amount other than NAV per share.

  Interest Rate Derivatives

        For interest rate derivative agreements, we estimate the fair value based on the estimated net present value of the future cash flows using a forward interest rate yield curve in effect as of the end of the measurement period, adjusted for nonperformance risk, if any, including a quantitative and/or qualitative evaluation of both our credit risk and counterparty credit risk. We consider the impact of any collateral requirements, credit enhancements or netting arrangements in evaluating credit risk.

Investment Classification

        As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, "Control Investments" are investments in those companies that we are deemed to "Control." "Affiliate Investments" are investments in those companies that are "Affiliated Companies" of us, as defined in the 1940 Act, other than Control Investments. "Non-Control/Non-Affiliate Investments" are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, we are deemed to control a company if we own more than 25% of the voting securities of such company or have greater than 50% representation on its board of directors. We are deemed to be an affiliate of a company in which we have invested if we own between 5% and 25% of the voting securities of such company.

Cash and Cash Equivalents

        Cash and cash equivalents consist of money market funds, demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

Concentration of Credit Risk

        We place our cash and cash equivalents with major financial institutions and cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. Our interest rate derivative agreements are with multiple large commercial financial institutions.

Restricted Cash and Cash Equivalents

        Restricted cash and cash equivalents primarily consist of funded cash collateral on deposit with a custodian under our TRS. Restricted cash and cash equivalents are carried at cost which approximates fair value.

Interest and Dividend Income Recognition

        Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. Original issue discount and purchased discount and premiums are accreted into interest income using the effective interest method, where applicable. Loan origination fees are recorded as fee income upon receipt or deferred and accreted into interest income using the effective interest method. We record prepayment premiums on loans and other investments as interest income when such amounts are received. Dividend income is recognized on the ex-dividend date for publicly traded portfolio companies and the record date for private portfolio companies for common equity securities. Dividend income is recognized on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected or realized. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company's cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amounts are recorded first as a reduction of our investment and then as a realized gain on investment. We stop accruing interest or dividends on our investments when it is determined that the interest or dividend is not collectible. We assess the collectability of the interest and dividends based on many factors including the portfolio company's ability to service our loan based on current and projected cash flows as well as the current valuation of the portfolio company's total enterprise value. For investments with payment-in-kind ("PIK") interest and cumulative dividends, we base income and dividend accruals on the valuation of the PIK notes or securities received from the borrower or the redemption value of the security. If the portfolio company valuation indicates a value of the PIK notes or securities that is not sufficient to cover the contractual interest or dividend, we will not accrue interest or dividend income on the notes or securities and will record an allowance for any accrued interest or dividend receivable as a reduction of interest or dividend income in the period we determine it is not collectible.

        We also receive interest and dividend income from our debt and equity investments in our asset management company, ACAM. Interest income from ACAM is recorded on an accrual basis to the extent that such amounts are expected to be collected. Dividend income is recorded on the record date.

        A change in the portfolio company valuation assigned by us could have an effect on our recognition of interest income on debt investments and dividend income of preferred stock investments. Also, a change in a portfolio company's operating performance and cash flows can impact a portfolio company's ability to service our debt and therefore could impact our interest income recognition.

        Interest income on Structured Products is recognized using the effective interest method as required by FASB ASC Subtopic 325-40, Investments—Other, Beneficial Interests in Securitized Financial Assets ("ASC 325-40"). Under ASC 325-40, at the time of purchase, we estimate the future expected cash flows and determine the effective yield of an investment based on these estimated cash flows and the cost basis of the investment. Subsequent to the purchase, these estimated cash flows are updated quarterly and a revised effective yield is calculated prospectively in accordance with ASC 320-10-35, Investment—Debt and Equity Securities. In the event that the fair value of an investment decreases below its current amortized cost basis, we may be required to write down the current amortized cost basis for a credit loss or to fair value depending on our hold expectations for the investment. Current amortized cost basis less the amount of any write down ("Reference Amount") is used to calculate the effective yield used for interest income recognition purposes over the remaining life of the investment. We are precluded from reversing write downs for any subsequent increase in the expected cash flows of an investment with the effect of increasing total interest income over the life of the investment and increasing the realized loss recorded on the sale or redemption of the investment by the amount of the credit loss write down. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties and contingencies. These include the amount and timing of principal payments (including prepayments, repurchases, defaults and liquidations), the pass through or coupon rate, and interest rate fluctuations. In addition, interest payment shortfalls due to delinquencies on the underlying loans and the timing and magnitude of projected credit losses on the loans underlying the securities have to be estimated. These uncertainties and contingencies are difficult to predict and are subject to future events that may impact our estimates and interest income. As a result, actual results may differ significantly from these estimates. During the year ended December 31, 2015, we recorded $20.5 million in credit loss write downs to current amortized cost basis on six Structured Products investments. As of December 31, 2015, in aggregate, the amortized cost basis of our Structured Products investment portfolio exceeded the Reference Amount by approximately $109 million.

Fee Income Recognition

        Fees primarily include asset management, portfolio company management, transaction, structuring, financing and prepayment fees. Asset management fees primarily represent fees for providing investment advisory and support services to ACAM, our asset management portfolio company. Portfolio company management fees, which are generally recurring in nature, represent amounts received for providing advice and analysis to the companies in our investment portfolio. Asset management and portfolio company management fees are recognized as earned, provided that collection is probable. Transaction structuring and financing fees represent amounts received for structuring, financing and executing transactions and are generally payable only if the transaction closes and are recognized as earned when the transaction is completed. Debt prepayment fees are recognized as they are received.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

        Realized gain or loss is recorded at the disposition of an investment and is the difference between the net proceeds from the sale and the cost basis of the investment using the specific identification method. We include the fair value of all financial assets received in our net proceeds in determining the realized gain or loss at disposition, including anticipated sale proceeds held in escrow at the time of sale. For an investment with a fair value of zero, we record a realized loss on the investment in the period in which we record a loss for income tax purposes.

        Unrealized appreciation or depreciation reflects the difference between the Board of Directors' valuation of the investment and the cost basis of the investment. For portfolio investments denominated in a functional currency other than the U.S. dollar, the cost basis of our investment is translated at the exchange rate in effect at the balance sheet date. The resulting translation adjustment is recorded as foreign currency translation in our consolidated statements of operations.

Foreign Currency Translation

        We translate the financial statements of European Capital from its functional currency, the Euro, to U.S. dollars in accordance with FASB ASC Topic 830, Foreign Currency Matters ("ASC 830"). Assets and liabilities are translated at the exchange rate prevailing at the end of the period and revenues and expenses are translated at monthly average exchange rates. Under ASC 830, we are required to include translation adjustments associated with the translation of European Capital's balance sheet in accumulated other comprehensive income.

Income Taxes

        Income taxes are accounted for using the asset and liability approach in accordance with FASB ASC Topic 740, Income Taxes ("ASC 740"). Deferred tax assets and liabilities reflect the impact of temporary differences between the carrying amount of assets and liabilities and their tax basis and are stated at tax rates expected to be in effect when taxes are actually paid or recovered. Deferred tax assets are also recorded for net operating losses, capital losses and any tax credit carryforwards. A valuation allowance is provided against a deferred tax asset when it is more likely than not that some or all of the deferred tax assets will not be realized. All available evidence, both positive and negative, is considered to determine whether a valuation allowance for deferred tax assets is needed. Items considered in determining our valuation allowance include expectations of future earnings of the appropriate tax character, recent historical financial results, tax planning strategies, the length of statutory carryforward periods and the expected timing of the reversal of temporary differences. Under ASC 740, forming a conclusion that a valuation allowance is not needed is difficult when there is negative evidence, such as cumulative losses in recent years.

        We recognize tax benefits of uncertain tax positions only when the position is more likely than not to be sustained assuming examination by tax authorities. We record income tax related interest and penalties, if applicable, within current income tax expense.

Use of Estimates in Preparation of Financial Statements

        The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the periods reported. Actual results could differ from those estimates.

Deferred Financing Costs

        Financing costs related to long-term debt obligations are deferred and amortized over the life of the debt using either the effective interest method or straight-line method. Deferred financing costs are included in other assets on our consolidated balance sheets.

Transfer of Financial Assets

        For a transfer of financial assets to be considered a sale, the transfer must meet the sale criteria of FASB ASC Topic 860, Transfers and Servicing ("ASC 860"), under which we must surrender control over the transferred assets. The assets must be isolated from us, even in bankruptcy or other receivership; the purchaser must have the right to pledge or sell the assets transferred and we may not have the right or obligation to reacquire the assets. If the sale criteria are not met, the transfer is considered to be a secured borrowing, the assets remain on our consolidated balance sheets and the sale proceeds are recognized as a liability. The transfers of financial assets to funds managed by subsidiaries of our wholly-owned portfolio company, ACAM, have been treated as sales by us under ASC 860.

Stock-Based Compensation

        We account for all share-based payments to employees under FASB ASC Topic 718, Compensation—Stock Compensation ("ASC 718"). We estimate the fair value of our employee stock awards at the date of grant using certain subjective assumptions, such as expected volatility, which is based on a combination of historical and market-based implied volatility, and the expected term of the awards which is based on our historical experience of employee stock option exercises. Our valuation assumptions used in estimating the fair value of share-based awards may change in future periods. We recognize the fair value of awards over the vesting period or the requisite service period only for those awards expected to vest using an estimated forfeiture rate. In addition, we calculate our pool of excess tax benefits available within capital in excess of par value on our consolidated balance sheets in accordance with the provisions ASC 718.

Recent Accounting Pronouncements

        In April 2015, the FASB issued ASU No. 2015-03, Interest—Imputation of Interest (Subtopic 835-30) Simplifying the Presentation of Debt Issuance Costs ("ASU 2015-03"), which requires debt issuance costs related to a recognized debt liability to be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. In August 2015, the FASB issued ASU No. 2015-15, Interest—Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements—Amendments to SEC Paragraphs Pursuant to Staff Announcement at June 18, 2015 EITF Meeting (SEC Update) ("ASU 2015-15"), which codifies existing practice and the SEC staff position on the presentation and subsequent measurement of debt issuance costs related to line-of-credit ("LOC") arrangements and provides that such costs may be deferred and presented as an asset and subsequently amortized ratably over the term of the LOC arrangement, regardless of whether there are any outstanding borrowings on the LOC arrangement. An entity is required to apply the guidance in ASU 2015-03 on a retrospective basis such that the balance sheet of each individual period presented is adjusted to reflect the period-specific effects of applying the new guidance. Upon transition, an entity is required to comply with the applicable disclosures for a change in accounting principle including the nature and reason for the change in accounting principle, the transition method, a description of the prior-period information that has been retrospectively adjusted and the effect of the change on the financial statement line items (that is, debt issuance cost asset and the debt liability). ASU 2015-03 is effective for public business entities for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is permitted for financial statements that have not been previously issued. We do not believe the adoption of ASU 2015-03 and ASU 2015-15 will have a material impact on our consolidated financial statements.

        In May 2015, the FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820)—Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) ("ASU 2015-07"), which removes the requirement to include, as well as provide certain disclosure for, investments in the fair value hierarchy for which the fair value is measured at NAV using the practical expedient. Disclosures are limited to investments for which the entity has elected to measure the fair value using that practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015, including interim periods within that reporting period. Early adoption is permitted. We do not believe the adoption of ASU 2015-07 will have a material impact on our consolidated financial statements.

        In January 2016, the FASB issued ASU No. 2016-01, Financial Instruments—Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities ("ASU 2016-01"), which makes targeted improvements to the recognition, measurement, presentation and disclosure of certain financial instruments. ASU 2016-01 focuses primarily on the accounting for equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for certain financial instruments. Among its provisions for public business entities, ASU 2016-01 eliminates the requirement to disclose the method(s) and significant assumptions used to estimate the fair value of financial instruments measured at amortized cost, requires the use of the exit price notion when measuring the fair value of financial instruments for disclosure purposes, requires the separate presentation in other comprehensive income of the change in fair value of a liability due to instrument-specific credit risk for a liability for which the reporting entity has elected the fair value option, requires separate presentation of financial assets and financial liabilities by measurement category and form of financial asset (that is, securities or loans and receivables) and clarifies guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale debt securities. ASU 2016-1 is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early application is permitted for a limited number of provisions. We do not believe the adoption of ASU 2016-01 will have a material impact on our consolidated financial statements.

Note 3.  Investments

        The levels of fair value inputs used to measure our investments are characterized in accordance with the fair value hierarchy established by ASC 820. Where inputs for an asset or liability fall in more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment's fair value measurement. We use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement. Our policy is to recognize transfers in and out of levels as of the beginning of each reporting period. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:

  •
  Level 1:  Level 1 inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

  •
  Level 2:  Level 2 inputs are inputs, other than quoted prices included within Level 1, which are observable for the asset or liability, either directly or indirectly.

  •
  Level 3:  Level 3 inputs are unobservable and cannot be corroborated by observable market data.

        The following fair value hierarchy tables set forth our assets and liabilities that are measured at fair value on a recurring basis by level as of December 31, 2015 and 2014:

	2015
	Level 1	Level 2	Level 3	Total
First Lien Senior Debt	$—	$57	$863	$920
Second Lien Senior Debt	—	445	490	935
Mezzanine Debt	—	—	604	604
Preferred Equity	—	—	606	606
Common Equity	—	—	1,515	1,515
Structured Products	—	—	418	418

Investments at Fair Value	—	502	4,496	4,998

Other Assets	—	—	31	31
Derivative Agreements	—	(5)	—	(5)
Long Term Incentive Plan Liability	—	—	(34)	(34)

Other Assets and Liabilities at Fair Value	—	(5)	(3)	(8)

Total	$—	$497	$4,493	$4,990

	2014
	Level 1	Level 2	Level 3	Total
First Lien Senior Debt	$—	$1,644	$870	$2,514
Second Lien Senior Debt	—	340	347	687
Mezzanine Debt	—	—	472	472
Preferred Equity	—	—	462	462
Common Equity	—	—	1,562	1,562
Structured Products	—	—	583	583

Investments at Fair Value	—	1,984	4,296	6,280

Other Assets	—	—	51	51
Derivative Agreements	—	(10)	(74)	(84)
Long Term Incentive Plan Liability	—	—	(82)	(82)

Other Assets and Liabilities at Fair Value	—	(10)	(105)	(115)

Total	$—	$1,974	$4,191	$6,165

        The following tables set forth the summary of changes in the fair value of investment assets and liabilities measured using Level 3 inputs for the years ended December 31, 2015 and 2014:

	Senior Debt	Mezzanine Debt	Preferred Equity	Common Equity	Structured Products	Other Assets	Long Term Incentive Plan Liability	Derivative Agreement	Total
Balances, January 1, 2015	$1,217	$472	$462	$1,562	$583	$51	$(82)	$(74)	$4,191
Net realized (loss) gain(1)	(28)	(86)	(407)	(110)	(5)	—	(46)	45	(637)
Reversal of prior period net depreciation on realization(2)	34	112	304	85	5	—	46	65	651
Net unrealized (depreciation) appreciation(2)(3)	(38)	(32)	34	(164)	(132)	(2)	(2)	(37)	(373)
Purchases(4)	772	125	245	362	458	8	—	—	1,970
Sales(5)	(244)	(46)	(86)	(240)	(286)	—	—	—	(902)
Settlements, net(6)	(332)	68	59	34	(202)	(26)	46	1	(352)
Effects of exchange rate changes	(26)	(9)	(5)	(14)	(3)	—	4	—	(53)
Transfers into Level 3(7)	3	—	—	—	—	—	—	—	3
Transfers out of Level 3(7)	(5)	—	—	—	—	—	—	—	(5)

Balances, December 31, 2015	$1,353	$604	$606	$1,515	$418	$31	$(34)	$—	$4,493

	Senior Debt	Mezzanine Debt	Preferred Equity	Common Equity	Structured Products	Other Assets	Long Term Incentive Plan Liability	Derivative Agreement	Total
Balances, January 1, 2014	$1,060	$520	$1,125	$2,091	$276	$29	$—	$—	$5,101
Net realized (loss) gain(1)	(34)	(4)	90	212	(10)	—	—	(45)	209
Reversal of prior period net depreciation (appreciation) on realization(2)	48	8	(104)	(167)	14	(2)	—	—	(203)
Net unrealized (depreciation) appreciation(2)(3)	(57)	(2)	(35)	383	9	(20)	(7)	(28)	243
Purchases(4)	519	24	65	370	471	59	—	—	1,508
Sales(5)	(35)	(18)	(841)	(1,011)	—	—	—	(1)	(1,906)
Settlements, net(6)	(398)	(169)	(63)	71	(194)	(15)	—	—	(768)
Transfers out of Level 3(7)	(129)	—	—	—	—	—	—	—	(129)
Impact of consolidation of European Capital(8)	243	113	225	(387)	17	—	(75)	—	136

Balances, December 31, 2014	$1,217	$472	$462	$1,562	$583	$51	$(82)	$(74)	$4,191

(1)
Included in net realized (loss) gain in the consolidated statements of operations. Excludes (loss) gain on realized foreign currency transactions on American Capital other assets and liabilities that are denominated in a foreign currency and any tax benefit (provision). Also, excludes realized gain (loss) from other assets and liabilities not measured at fair value.

(2)
Included in net unrealized appreciation in the consolidated statements of operations.

(3)
Excludes unrealized appreciation (depreciation) related to foreign currency translation for American Capital other assets and liabilities not measured at fair value that are denominated in a foreign currency.

(4)
Includes increases in the cost basis of investments resulting from new and add-on portfolio investments, the accrual or allowance of PIK interest or cumulative dividends and the amortization of discounts, premiums and closing fees.

(5)
Includes the proceeds from equity investments, collection of cumulative dividends, loan syndications and loan sales.

(6)
Includes principal repayments on debt investments, collection of PIK interest, collection of accreted loan discounts, the exchange of one or more existing securities for one or more new securities and net interest rate derivative periodic interest and termination payments.

(7)
Investments were transferred into and out of Level 3 and Level 2 due to changes in the quantity and quality of inputs obtained to support the fair value of each investment. Our policy is to recognize transfers as of the first day of a reporting period for investments existing as of the end of the period.

(8)
Effective October 1, 2014, European Capital's financial results have been consolidated with the financial results of American Capital.

Significant Unobservable Inputs

        The following table summarizes the significant unobservable inputs in the fair value measurements of our Level 3 investments by category of investment and valuation technique as of December 31, 2015:

				Range
	Fair Value					Weighted Average
		Valuation Techniques	Unobservable Inputs	Minimum	Maximum
Enterprise Value Waterfall Methodology
Senior Debt	$409	Enterprise discounted cash flow	Discount rate	11%	40%	19%
			Terminal value growth rate	2%	10%	4%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(50)%	(15)%	(44)%
			Control premium	—%	15%	9%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	30%	(32)%

Mezzanine Debt	$468	Enterprise discounted cash flow	Discount rate	12%	35%	14%
			Terminal value growth rate	2%	4%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	30%	(35)%
			Control premium	9%	20%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	10%	(24)%

Preferred Equity	$546	Enterprise discounted cash flow	Discount rate	9%	37%	17%
			Terminal value growth rate	2%	4%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	30%	(38)%
			Control premium	9%	20%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	10%	(22)%

Common Equity	$1,515	Enterprise discounted cash flow	Discount rate	8%	40%	13%
			Terminal value growth rate	2%	10%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	30%	17%
			Control premium	—%	20%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	10%	(5)%

Long Term Incentive Plan Liability	$(34)	Discounted cash flow	Discount rate	11%	11%	11%
			(Discount) due to lack of control and marketability	(25)%	—%	(23)%
Market Yield Valuation Methodology
Senior Debt	$871	Discounted cash flow	Market yield	5%	15%	9%
			Estimated remaining life	1 yr	4 yrs	4 yrs

Mezzanine Debt	$136	Discounted cash flow	Market yield	14%	22%	16%
			Estimated remaining life	1 yr	4 yrs	2 yrs

Preferred Equity	$60	Discounted cash flow	Market yield	14%	15%	14%
			Estimated remaining life	1 yr	4 yrs	1 yr

Structured Products	$418	Discounted cash flow	Discount rate	5%	52%	19%
			Constant prepayment rate	30%	35%	31%
			Constant default rate	—%	2%	1%
Third-Party Vendor Pricing Service
Senior Debt	$73	Third-party vendor pricing	Bid/Ask	56	99	95

Total	$4,462

        The following table summarizes the significant unobservable inputs in the fair value measurements of our Level 3 investments by category of investment and valuation technique as of December 31, 2014:

				Range
	Fair Value					Weighted Average
		Valuation Techniques	Unobservable Inputs	Minimum	Maximum
Enterprise Value Waterfall Methodology
Senior Debt	$558	Enterprise discounted cash flow	Discount rate	10%	53%	16%
			Terminal value growth rate	2%	5%	4%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	(30)%	(44)%
			Control premium	—%	21%	15%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	5%	(36)%
Mezzanine Debt	$308	Enterprise discounted cash flow	Discount rate	11%	34%	15%
			Terminal value growth rate	2%	4%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	—%	(38)%
			Control premium	7%	21%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(50)%	5%	(12)%
Preferred Equity	$459	Enterprise discounted cash flow	Discount rate	7%	38%	16%
			Terminal value growth rate	2%	5%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	35%	(34)%
			Control premium	4%	19%	12%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(50)%	5%	(27)%
Common Equity	$1,562	Enterprise discounted cash flow	Discount rate	4%	53%	14%
			Terminal value growth rate	2%	5%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	35%	(23)%
			Control premium	—%	21%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(50)%	15%	(17)%
Long Term Incentive Plan Liability	$(82)	Discounted cash flow	Discount rate	11%	11%	11%
			(Discount) due to lack of control and marketability	(30)%	(10)%	(30)%
Market Yield Valuation Methodology
Senior Debt	$641	Discounted cash flow	Market yield	5%	18%	10%
			Estimated remaining life	0 yrs	4 yrs	4 yrs
Mezzanine Debt	$164	Discounted cash flow	Market yield	13%	22%	15%
			Estimated remaining life	1 yr	4 yrs	2 yrs
Preferred Equity	$3	Discounted cash flow	Market yield	16%	27%	23%
			Estimated remaining life	3 yrs	4 yrs	4 yrs
Structured Products	$583	Discounted cash flow	Discount rate	5%	57%	13%
			Constant prepayment rate	30%	35%	31%
			Constant default rate	—%	2%	1%
Third-Party Vendor Pricing Service
Senior Debt	$18	Third-party vendor pricing	Bid/Ask	95	97	96
Black-Scholes Option Pricing Methodology
Derivative Agreement	$(74)	Black-Scholes model	Volatility	117%	117%	117%
			Estimated remaining life	0.3 yrs	0.3 yrs	0.3 yrs

Total	$4,140

        The following tables show the composition summaries of our investment portfolio at cost basis and fair value, excluding derivative agreements, as a percentage of total investments as of December 31, 2015 and 2014:

	2015	2014
Cost
First Lien Senior Debt	20.1%	40.5%
Second Lien Senior Debt	19.9%	11.2%
Mezzanine Debt	14.0%	10.0%
Preferred Equity	12.4%	13.4%
Common Equity	21.4%	15.0%
Structured Products	12.2%	9.9%

Total	100.0%	100.0%

Fair Value
First Lien Senior Debt	18.4%	40.0%
Second Lien Senior Debt	18.7%	10.9%
Mezzanine Debt	12.1%	7.5%
Preferred Equity	12.1%	7.4%
Common Equity	30.3%	24.9%
Structured Products	8.4%	9.3%

Total	100.0%	100.0%

        We use the Global Industry Classification Standards ("GICS®") for classifying the industry groupings of our portfolio companies. The GICS® was developed by MSCI, an independent provider of global indexes and benchmark-related products and services, and Standard & Poor's, an independent international financial data and investment services company and provider of global equity indexes. The following tables show the portfolio composition by industry grouping at cost and at fair value as a percentage of total investments as of December 31, 2015 and 2014. Our investments in CLO securities and derivative agreements are excluded from the table below. Our investments in CMBS are classified in the Real Estate category.

	2015	2014
Cost
Capital Markets	12.6%	8.3%
Commercial Services and Supplies	12.1%	6.4%
IT Services	9.9%	3.2%
Life Sciences Tools and Services	9.2%	14.5%
Diversified Consumer Services	4.5%	3.7%
Software	4.2%	3.2%
Household Durables	4.1%	3.5%
Real Estate	3.8%	2.7%
Diversified Financial Services	3.0%	1.7%
Health Care Equipment and Supplies	2.9%	4.0%
Professional Services	2.7%	2.8%
Oil, Gas and Consumable Fuels	2.3%	2.0%
Trading Companies and Distributors	2.3%	0.7%
Internet Software and Services	2.1%	0.7%
Health Care Providers and Services	2.0%	2.9%
Containers and Packaging	1.9%	0.7%
Aerospace and Defense	1.8%	1.7%
Distributors	1.7%	1.1%
Independent Power and Renewable Electricity Producers	1.6%	1.2%
Marine	1.5%	1.1%
Hotels, Restaurants and Leisure	1.4%	3.0%
Energy Equipment and Services	1.2%	1.6%
Insurance	1.1%	1.7%
Auto Components	1.0%	3.3%
Specialty Retail	0.9%	1.5%
Textiles, Apparel and Luxury Goods	0.8%	2.5%
Machinery	0.7%	1.8%
Food Products	0.5%	2.2%
Media	—%	2.4%
Other	6.2%	13.9%

Total	100.0%	100.0%

	2015	2014
Fair Value
Capital Markets	23.4%	21.3%
Commercial Services and Supplies	9.3%	5.8%
IT Services	9.1%	2.9%
Life Sciences Tools and Services	7.5%	9.2%
Diversified Consumer Services	5.6%	3.8%
Household Durables	4.3%	3.3%
Software	4.1%	3.0%
Real Estate	3.3%	2.1%
Diversified Financial Services	2.9%	1.1%
Professional Services	2.7%	2.9%
Health Care Providers and Services	2.2%	2.9%
Trading Companies and Distributors	2.2%	0.7%
Distributors	1.9%	1.1%
Independent Power and Renewable Electricity Producers	1.9%	1.2%
Containers and Packaging	1.8%	0.7%
Internet Software and Services	1.8%	0.6%
Oil, Gas and Consumable Fuels	1.8%	1.6%
Aerospace and Defense	1.6%	1.7%
Health Care Equipment and Supplies	1.5%	2.7%
Hotels, Restaurants and Leisure	1.3%	3.2%
Insurance	1.0%	1.7%
Auto Components	1.0%	2.3%
Specialty Retail	0.6%	1.5%
Textiles, Apparel and Luxury Goods	0.4%	2.1%
Food Products	0.3%	2.0%
Media	—%	2.5%
Internet and Catalog Retail	—%	1.9%
Other	6.5%	14.2%

Total	100.0%	100.0%

Note 4.  Borrowings

        Our debt obligations consisted of the following as of December 31, 2015 and 2014:

	2015	2014
Secured revolving credit facility due August 2016, $250 million commitment	$167	$—
Secured revolving credit facility due March 2017, $272 million commitment	272	726
Secured revolving credit facility due October 2016, $500 million commitment	33	51
Secured term loan due August 2017, net of discount	440	444
Unsecured Private Notes due September 2018, net of discount	345	344
European Capital unsecured senior notes, Series 2006-I due January 2022, €52 million	—	64
European Capital unsecured senior notes, Series 2007-I due July 2022, $37.5 million	—	37
European Capital unsecured senior notes, Series 2007-II due July 2022, $37.5 million	—	37

Total	$1,257	$1,703

        The daily weighted average debt balance, excluding discounts, for the years ended December 31, 2015 and 2014 was $2,157 million and $1,091 million, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the years ended December 31, 2015 and 2014 was 3.7% and 4.9%, respectively. The weighted average interest rate on all of our borrowings, excluding amortization of deferred financing costs, for the years ended December 31, 2015 and 2014 was 3.2% and 4.3%, respectively. The weighted average interest rate on all of our borrowings, excluding deferred financing costs, as of December 31, 2015 was 4.0%.

        As of December 31, 2015 and 2014, the aggregate fair value of the above borrowings was $1,273 million and $1,729 million, respectively. The fair values of our debt obligations are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions, and are measured using Level 3 inputs for our debt as of December 31, 2015 and 2014. It assumes that the liability is transferred to a market participant at the measurement date and that the nonperformance risk relating to that liability is the same before and after the transfer. Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value at which the liability is transferred. The fair value of our debt obligations is valued at the closing market quotes as of the measurement date or estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any, based on a quantitative and/or qualitative evaluation of our credit risk.

Unsecured Private Notes

        On September 20, 2013, we entered into an indenture with U.S. Bank National Association, as trustee, relating to the issuance and sale by us of $350 million in aggregate principal amount of senior unsecured five-year notes ("Private Notes"), for proceeds of $342 million, net of underwriters' discounts. The Private Notes were sold in a private offering to qualified institutional buyers under Rule 144A and outside of the United States pursuant to Regulation S of the Securities Act of 1933, as amended. The Private Notes have a fixed interest rate of 6.50% and mature in September 2018. Interest payments are due semi-annually on March 15 and September 15 and all principal is due on maturity. The Private Notes are rated B3, BB and BB– by Moody's Investor Services, Standard & Poor's Ratings Services and Fitch Ratings, respectively. The indenture contains restrictive covenants that, among other things, limit our ability to: (i) pay dividends or distributions, repurchase equity, prepay junior debt and make certain investments; (ii) incur additional debt and issue certain disqualified stock and preferred stock; (iii) incur certain liens; (iv) merge or consolidate with another company or sell substantially all of our assets; (v) enter into certain transactions with affiliates; and (vi) allow to exist certain restrictions on the ability of our subsidiaries to pay dividends or make other payments to us. The indenture also contains certain customary events of default, including but not limited to those relating to the failure to make principal or interest payments on such debt, a cross payment or acceleration default on an aggregate $50 million or more of other indebtedness, covenant defaults, bankruptcy events and failure to pay judgments. As of December 31, 2015, we were in compliance with all of the covenants under the Private Notes.

European Capital Unsecured Senior Notes

        In December 2006, European Capital entered into a note purchase agreement to issue €52 million of senior unsecured 15-year notes due January 2022 to accredited investors in a private placement offering ("Series 2006-I Notes"). The Series 2006-I Notes had a floating rate of EURIBOR plus 2.75%. On June 17, 2015, the Series 2006-I Notes were repaid in full. In March 2007, European Capital entered into note purchase agreements to issue two $37.5 million of senior unsecured notes due July 2022 to accredited investors in a private placement offering ("Series 2007-I Notes" and "Series 2007-II Notes"). The Series 2007-I Notes and Series 2007-II Notes had a floating rate of LIBOR plus 2.75%. On August 18, 2015, the Series 2007-I Notes and Series 2007-II Notes were repaid in full.

Secured Term Loan Facility

        On February 26, 2014, we entered into an amendment (the "Amendment") to the amended secured term loan facility under our Senior Secured Term Loan Credit Agreement, dated as of August 23, 2013, with the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the "Secured Term Loan Facility").

        The Amendment reduced the interest rate on the Secured Term Loan Facility, which had an outstanding principal balance of $450 million as of the closing date, from LIBOR plus 3.00%, with a LIBOR floor of 1.00%, to LIBOR plus 2.75%, with a LIBOR floor of 0.75%. The Amendment also extended the Secured Term Loan Facility's maturity date by one year to August 2017.

        In accordance with FASB ASC Subtopic No. 470-50, Modifications and Extinguishments, $447 million of debt exchanged with the same lenders met the criterion for and was accounted as a modification of debt. Existing unamortized deferred financing costs and discount attributable to the modification of the Secured Term Loan Facility of $9 million will be amortized into interest expense over the life of the Secured Term Loan Facility using the effective interest method, while fees paid to other third-party advisors of $1 million were expensed and included in general and administrative expenses in the consolidated statements of operations.

        As of December 31, 2015, the interest rate on our Secured Term Loan Facility was 3.50% and the borrowing base coverage was 385%. The Senior Term Loan Facility contains various events of default, including but not limited to those relating to the failure to make principal or interest payments on such debt, an event of default under the $250 Million Revolving Credit Facility, a cross default on an aggregate $50 million or more of certain other indebtedness, the breach of representations or covenants, bankruptcy events, the failure to conduct our asset management business through ACAM, a change in control and the failure to pay judgments. As of December 31, 2015, we were in compliance with all of the covenants under the Secured Term Loan Facility.

        The following table sets forth the scheduled amortization on the secured term loans and unsecured private notes:

August 2016	$4.5 million
Secured Term Loans due August 2017	Outstanding Balance
Unsecured Private Notes due September 2018	Outstanding Balance

$250 Million Revolving Credit Facility

        On August 22, 2012, we obtained a four-year $250 million secured revolving credit facility (the "$250 Million Revolving Credit Facility"), which bears interest at a rate per annum equal to LIBOR plus 3.75%. As of December 31, 2015, the interest rate on the $250 Million Revolving Credit Facility was 4.00%.

        On August 22, 2015, the commitment termination date, we chose not to renew commitments under the facility, and as a result, the outstanding balance on the $250 Million Revolving Credit Facility is repayable ratably over the final 12 months until the maturity date on August 22, 2016.

        As of December 31, 2015, the total debt outstanding under our $250 Million Revolving Credit Facility was $167 million. The $250 Million Revolving Credit Facility contains various events of default, including but not limited to those relating to the failure to make principal or interest payments on such debt, an event of default under the Secured Term Loan Facility, a cross default on an aggregate $50 million or more of certain other indebtedness, the breach of representations or covenants, bankruptcy events, the failure to conduct our asset management business through ACAM, a change in control and the failure to pay judgments. As of December 31, 2015, we were in compliance with all of the covenants under the $250 Million Revolving Credit Facility.

$1.25 Billion Revolving Credit Facility

        On June 27, 2014, ACAS Funding I, LLC, a wholly-owned financing subsidiary, obtained a $750 million secured revolving credit facility provided by Bank of America, N.A. On March 6, 2015, the commitments to the existing $750 million secured revolving credit facility were increased by $500 million to $1.25 billion (the "$1.25 Billion Revolving Credit Facility"). In addition to the increase, the maturity date of the facility was extended to March 6, 2017. On December 11, 2015, we closed an amendment which amended certain covenants to permit ACAS Funding I, LLC to repatriate the remaining proceeds from its senior floating rate loan portfolio sales while settling any associated liabilities. In addition, commencing on December 27, 2015 the commitments are calculated as the greater of total debt outstanding or $100 million. The facility bears interest at a rate per annum equal to LIBOR plus 1.60%. As of December 31, 2015, the interest rate on the $1.25 Billion Revolving Credit Facility was 1.99%.

        As of December 31, 2015, the facility is in a wind down period that prohibits us from purchasing additional assets or borrowing under the facility. We can reinstate our ability to borrow and purchase assets at any time prior to February 6, 2017, subject to certain terms outlined in the credit agreement.

        We are required to pay a fee on the unused commitments under the facility in an amount equal to 1.60% on the average daily unused amount of lender commitments up to 60% of the daily average of total commitments, and 0.75% on the lesser of 40% of the daily average total commitments and average daily unused amount. Under the amendment, the unused fee was reduced to 0.50% on the average daily unused amount. To the extent we reinstate our ability to borrow, the unused fees will increase to the rates paid prior to the amendment on the three month anniversary of our ability to borrow under the facility being reinstated. All fees are payable quarterly. As of December 31, 2015, the total debt outstanding under our $1.25 Billion Revolving Credit Facility was $272 million, which was secured by cash, receivables and portfolio investments with a fair value of $535 million. The credit facility contains various events of default, including but not limited to those relating to the failure to make principal or interest payments on such debt, the breach of representations or covenants, credit triggers, the loss of key personnel, a change in investment manager, the occurrence of certain regulatory or criminal proceedings, bankruptcy events and the failure to pay judgments. As of December 31, 2015, we were in compliance with all of the covenants under the $1.25 Billion Revolving Credit Facility.

$500 Million Revolving Credit Facility

        On October 30, 2014, ACAS Funding II, LLC, a wholly-owned financing subsidiary, obtained a $500 million secured revolving credit facility (the "$500 Million Revolving Credit Facility"), provided by Deutsche Bank AG. The $500 Million Revolving Credit Facility, which matures in October 2016, bears interest at a rate per annum equal to LIBOR plus 1.60%. On December 14, 2015, we closed an amendment that amended certain covenants to permit ACAS Funding II, LLC to repatriate the remaining proceeds from its senior floating rate loan portfolio sales while settling any associated liabilities. As of December 31, 2015, the interest rate on the $500 Million Revolving Credit Facility was 1.93%.

        As of December 31, 2015, the total debt outstanding under our $500 Million Revolving Credit Facility was $33 million, which was secured by cash, receivables and portfolio investments with a fair value of $113 million. As of December 31, 2015, we were in compliance with all of the covenants under the $500 Million Revolving Credit Facility. On January 6, 2016, the $500 Million Revolving Credit Facility was repaid in full and terminated.

Future Debt Maturities

        The maturities of our debt obligations, excluding discounts, as of December 31, 2015 were as follows:

2016	$204
2017	709
2018	350
Thereafter	—

Total	$1,263

Note 5.  Stock Options

        We have stock option plans which provide for the granting of options to employees and non-employee directors to purchase shares of common stock at a price of not less than the fair market value of the common stock on the date of grant. Stock options granted under the employee stock option plans vest over either a three or five year period and may be exercised for a period of no more than ten years from the date of grant. Options granted under these plans may be either incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options. As required by the 1940 Act, we are restricted from issuing awards to our employees and non-employee directors to the extent that the amount of voting securities that would result from the exercise of all such awards at the time of issuance exceeds 20% of our outstanding voting securities. As of December 31, 2015, there were 4.1 million shares available to be granted under the employee stock option plans and in accordance with the 1940 Act restrictions.

        Our shareholders approved non-employee director stock option plans in 1998, 2000, 2006, 2007, 2008, 2009 and 2010 and we subsequently received orders from the SEC authorizing such plans. Stock options granted under the non-employee director stock option plans are non-qualified stock options that vest over a three year period and may be exercised for a period of no more than ten years from the date of grant. As of December 31, 2015, there were no shares available to be granted under the non-employee director stock option plans. No employee or non-employee director stock options were granted during the year ended December 31, 2015. Employee stock options of 0.1 million were granted during the year ended December 31, 2014. No non-employee director stock options were granted during the year ended December 31, 2014. Employee and non-employee director stock options of 3.7 million were granted during the year ended December 31, 2013.

        During the first quarter of 2014, we concluded that our Chief Executive Officer had been granted stock options in excess of the individual employee limits established in certain of our stock option plans. These stock option grants were made during fiscal years 2010, 2011 and 2012. As a result, the stock option grants in excess of the individual limits in any stock option plan have been considered null and void. Therefore, stock-based compensation expense associated with the null and void options of $3.5 million was reversed in the first quarter of 2014.

        In addition, the communication of the voided stock option grants to our Chief Executive Officer resulted in a financial obligation under U.S. GAAP to provide equity compensation commensurate with the terms of the voided stock option grants in return for services to be performed by our Chief Executive Officer during the option vesting periods. This financial obligation has been accounted for as a liability award and stock-based compensation expense of $5.8 million associated with prior periods was recorded in the second quarter of 2014. The net impact of these adjustments was additional stock-based compensation expense of $2.3 million during the first quarter of 2014. An additional $1.4 million of income tax expense was recorded during the first quarter of 2014 as a result of these adjustments. These errors were immaterial to the individual prior periods impacted. During the second quarter of 2014, pursuant to the Deferred Plan, an award of $10 million was granted to our Chief Executive

Officer that partially settled this financial obligation. During the first quarter of 2015, an award of $7 million was granted to our Chief Executive Officer that settled the remainder of this financial obligation. These grants were funded with shares of common stock from the Trust that had previously been forfeited by former employees prior to being fully vested in their shares.

        In conjunction with the American Capital Equity III, LP transaction, certain investment professionals were transferred to a wholly-owned subsidiary of ACAM, our wholly-owned portfolio company which manages American Capital Equity III, LP. Concurrent with this transfer, the vesting of any unvested stock options held by these investment professionals as of the date of the transfer was accelerated. In accordance with ASC 718, the acceleration of the unvested stock options was accounted for as a modification and resulted in additional stock-based compensation expense of approximately $5 million during the third quarter of 2014.

        As discussed in Note 9, due to changes in the composition of our investment portfolio and market conditions, we conducted strategic reviews of our business which resulted in a workforce reduction of our employees in the fourth quarter of 2014. In conjunction with the restructuring, the vesting of any unvested stock options held by impacted employees as of the date of their separation was accelerated, and the employees were given a period of up to one year from their separation date, or less if the expiration of the option was within one year from their separation date, to exercise all outstanding options. During the year ended December 31, 2015, in accordance with FASB ASC Topic 718, Compensation—Stock Compensation, the acceleration of 1.0 million unvested stock options was accounted for as a modification and resulted in additional stock-based compensation expense of approximately $4 million related to additional workforce reductions.

Fair Value Disclosures

        No stock options were granted during the year ended December 31, 2015. The following table reflects the weighted average fair value per stock option granted during the years ended December 31, 2014 and 2013, as well as the weighted average assumptions used in determining those fair values using a Black-Scholes option pricing model.

	2014	2013
Options granted (in millions)	0.1	3.7
Weighted average fair value per option on grant date	$6.89	$5.88
Expected dividend yield	—%	—%
Expected volatility	42%	41%
Risk-free interest rate	2.1%	1.2%
Expected life (years)	6.8	6.7

Stock Option Activity

        A summary of the activity of our stock option plans as of and for the year ended December 31, 2015 is as follows:

	Shares	Weighted Average Exercise Price
Options outstanding, beginning of year	45.1	$9.21
Exercised	(12.0)	$7.71
Canceled and expired	(0.9)	$13.17

Options outstanding, end of year	32.2	$9.66

Options exercisable, end of year	26.4	$9.56

        The following table summarizes information about our stock options outstanding as of December 31, 2015:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Outstanding	Weighted Average Remaining Contractual life	Weighted Average Exercise Price	Exercisable	Weighted Average Remaining Contractual life	Weighted Average Exercise Price
$0.94 to $5.00	3.6	3.2	$4.02	3.6	3.2	$4.02
$5.01 to $10.00	16.5	5.1	$7.35	13.5	5.0	$7.11
$10.01 to $15.00	8.3	5.9	$11.31	5.5	5.7	$11.03
$15.01 to $20.00	3.0	2.8	$16.69	3.0	2.7	$16.71
$20.01 to $47.90	0.8	1.1	$39.41	0.8	1.1	$39.41

	32.2	4.8	$9.66	26.4	4.5	$9.56

        As of December 31, 2015, the total compensation cost related to non-vested stock options not yet recognized was $6 million with a weighted average period to be recognized of 1.5 years. As of December 31, 2015, the intrinsic value for stock options outstanding and exercisable was $163 million and $141 million, respectively.

        For the years ended December 31, 2015, 2014 and 2013, we recorded stock-based compensation expense attributable to our stock options of $18 million, $44 million and $30 million, respectively. Stock-based compensation expense was recognized only for options expected to vest, using an estimated forfeiture rate based on historical experience. For the years ended December 31, 2015, 2014 and 2013, the intrinsic value of stock options exercised were $80 million, $44 million and $41 million, respectively.

Note 6.  Deferred Compensation Plan

        We have a non-qualified deferred compensation plan (the "Deferred Plan") for the purpose of granting cash bonus awards to our employees. The Compensation, Corporate Governance and Nominating Committee is the administrator of the Deferred Plan. The Deferred Plan is funded through a trust (the "Trust") which is administered by a third-party trustee. The Compensation, Corporate Governance and Nominating Committee determines cash bonus awards to be granted under the Deferred Plan and the terms of such awards, including vesting schedules. The cash bonus awards are invested by the Trust in our common stock by purchasing shares in the open market. Awards vest contingent on the employee's continued employment or the achievement of performance goals, if any, as determined by the Compensation, Corporate Governance and Nominating Committee. The Trust provides certain protections of its assets from events other than claims against our assets in the case of bankruptcy. The assets and liabilities of the Trust are consolidated in the accompanying consolidated financial statements. Shares of our common stock held by the Trust are accounted for as treasury stock in the accompanying consolidated balance sheets.

        The Deferred Plan does not permit diversification and the cash bonus awards must be settled by the delivery of a fixed number of shares of our common stock. The awards under the Deferred Plan are accounted for as grants of unvested stock. We record stock-based compensation expense based on the fair market value of our stock on the date of grant. The compensation cost for awards with service conditions is recognized using the straight-line attribution method over the requisite service period. The compensation cost for bonus awards with performance and service conditions is recognized using the accelerated attribution method over the requisite service period. During the years ended December 31, 2015, 2014 and 2013, cash bonus awards of $13 million, $10 million and $1.5 million, respectively, were granted under the Deferred Plan.

        As discussed in Note 5, during the first quarter of 2014, we concluded that our Chief Executive Officer had been granted $2.6 million of cash bonus awards in fiscal year 2007 in excess of the annual individual employee limit established in the Deferred Plan. As a result, the $2.6 million of cash bonus awards have been considered null and void. Stock-based compensation expense associated with the null and void cash bonus awards of $2.6 million was reversed in the first quarter of 2014.

        In addition, the communication of the $2.6 million of excess cash bonus awards to our Chief Executive Officer resulted in a financial obligation under U.S. GAAP to provide equity compensation commensurate with the terms of the cash bonus awards in return for services to be performed by our Chief Executive Officer during the award vesting period. The financial obligation has been accounted for as a liability award and stock-based compensation expense of $1.5 million associated with prior periods was recorded in the first quarter of 2014. The net impact of these adjustments was a $1.1 million reduction to stock-based compensation expense in the first quarter of 2014. An additional $0.3 million of income tax expense was recorded during the first quarter of 2014 as a result of these adjustments. These errors were immaterial to the individual prior periods impacted. During the second quarter of 2014, pursuant to the Deferred Plan, an award of $10 million was granted to our Chief Executive Officer that partially settled this financial obligation. During the first quarter of 2015, an award of $7 million was granted to our Chief Executive Officer that settled the remainder of this financial obligation. These grants were funded with shares from the Trust which had previously been forfeited by former employees prior to being fully vested in their shares.

        During the years ended December 31, 2015, 2014 and 2013, we recorded stock-based compensation expense of $8 million, $5 million and $2 million, respectively, attributable to the Deferred Plan. As of December 31, 2015, the total compensation cost related to non-vested cash bonus awards not yet recognized was $10 million with a weighted average period to be recognized of 2.3 years.

        A summary of the bonus awards under the Deferred Plan as of and for the year ended December 31, 2015 is as follows:

	Shares	Weighted Average Grant Date Fair Value
Non-vested, beginning of year	0.5	$14.84
Granted	0.9	$14.35
Vested	(0.5)	$14.73
Canceled	0.0	$13.38

Non-vested, end of year	0.9	$14.40

        As of December 31, 2015, there were 2.8 million shares of our common stock in the Trust that were vested but not yet distributed to the employees.

Long Term Incentive Plan Liability

        European Capital has issued restricted mandatorily redeemable preferred shares ("Redeemable Preferred Shares") to participating employees of subsidiary companies of its manager, European Capital Asset Management Limited ("ECAM"), a wholly-owned subsidiary of ACAM, under Long Term Incentive Plans (the "Plans") for an issue price determined at the time of issuance. The Plans have a 5-year vesting period. The Redeemable Preferred Shares are subdivided into subclasses of shares. The redemption value of each sub-class of Redeemable Preferred Shares is calculated using a predetermined formula and is based on the net liquidity proceeds, as defined in the Plans, on the exit of specifically referenced investments of European Capital in excess of certain hurdle rates. The Plans have annual calculation and redemption dates through December 31, 2018 and March 1, 2019, respectively, for sub-classes A, B and C and December 31, 2023 and March 1, 2024, respectively, for sub-classes D, E and F. Redeemable Preferred Shares related to specifically referenced investments not exited at the final annual calculation dates will be redeemed after the receipt of subsequent net liquidity proceeds or, if specifically referenced investments that remain outstanding on January 1, 2020 for sub-classes A, B and C and January 1, 2025 for sub-classes D, E and F, will be redeemed based on the realizable value of the remaining referenced investments. European Capital elected to recognize the Redeemable Preferred Shares at fair value in accordance with FASB ASC Topic 825, Financial Instruments.

        The holders of the Redeemable Preferred Shares have no rights to participate in or receive notice of any general meeting of European Capital and the shares are generally not transferable. The Redeemable Preferred Shares have no rights to receive dividends. During the three months ended March 31, 2015, a portion of Redeemable Preferred Shares were redeemed and European Capital realized a loss of $46 million, offset by a reversal of unrealized depreciation of $46 million, which is included in net realized (loss) gain and net unrealized appreciation in our consolidated statements of operations.

        The fair value of the Redeemable Preferred Shares is calculated as of December 31, 2015 and 2014 using the net present value of the estimated future cash flows of the underlying European Capital investments with discounts applied for equity risk, liquidity risk, credit risk, minority interests, lack of marketability and a forfeiture rate. The fair value of the Redeemable Preferred Shares as of December 31, 2015 and 2014 was $34 million and $82 million, respectively, which is included in other liabilities in our consolidated balance sheets. The fair value of the underlying European Capital investments as of December 31, 2015 and 2014 was $367 million and $608 million, respectively. As of December 31, 2015, the redemption amount for 2016 is expected to be approximately $11 million.

        The following table summarizes the number of shares issued and redeemed for the year ended December 31, 2015:

	Class A	Class B	Class C	Class D	Class E	Class F	Total
Balance, December 31, 2014	412	413	589	100	100	100	1,714
Shares Issued	—	—	—	—	—	—	—
Shares Redeemed	(68)	(68)	(98)	—	—	—	(234)

Balance, December 31, 2015	344	345	491	100	100	100	1,480

Note 7.  Net Operating Income and Net Earnings Per Common Share

        The following table sets forth the computation of basic and diluted net operating income and net earnings per common share for the years ended December 31, 2015, 2014 and 2013:

	2015	2014	2013
Numerator for basic and diluted net operating income per common share	$253	$117	$156

Numerator for basic and diluted net (loss) earnings per common share	$(187)	$434	$184

Denominator for basic weighted average common shares	267.2	268.2	291.6
Employee stock options and awards	—	12.5	12.3

Denominator for diluted weighted average common shares	267.2	280.7	303.9

Basic net operating income per common share	$0.95	$0.44	$0.53
Diluted net operating income per common share	$0.95	$0.42	$0.51
Basic net (loss) earnings per common share	$(0.70)	$1.62	$0.63
Diluted net (loss) earnings per common share	$(0.70)	$1.55	$0.61

        In accordance with the provisions of FASB ASC Topic 260, Earnings per Share, basic earnings per share ("EPS") is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating EPS on a diluted basis.

        In computing diluted EPS, only potential common shares that are dilutive, those that reduce EPS or increase loss per share, are included. The effect of stock options, unvested employee stock awards and contingently issuable shares are not included if the result would be anti-dilutive, such as when a net loss is reported. Therefore, basic EPS and diluted EPS are computed using the same number of weighted average shares for the year ended December 31, 2015 as we incurred a net loss for that period.

        Stock options and unvested shares under our deferred compensation plan of 37.7 million, 7.6 million and 8.6 million for the years ended December 31, 2015, 2014 and 2013, respectively, were not included in the computation of diluted EPS either because the respective exercise or grant prices are greater than the average market value of the underlying stock or their inclusion would have been anti-dilutive, as determined using the treasury stock method.

Note 8.  Geographic Data

        The following table presents total operating revenue and total assets as of and for the years ended December 31, 2015, 2014 and 2013 by geographic location, excluding Structured Products. The geographic location of a portfolio company investment is determined by the location of the corporate headquarters of the portfolio company.

	2015	2014	2013
Operating revenue
United States	$504	$392	$400
International	58	14	15

Total operating revenue	$562	$406	$415

Total assets
United States	$5,185	$6,311	$4,834
International	641	746	899

Total assets	$5,826	$7,057	$5,733

Note 9.  Restructuring Costs

        Due to changes in the composition of our investment portfolio and market conditions, we conducted strategic reviews of our business in the fourth quarter of 2014, which resulted in a workforce reduction of approximately 13% of our employees and the closing of one of our offices as well as the elimination of certain functions at other offices. In conjunction with the restructuring, the vesting of any unvested stock options held by impacted employees as of the date of their separation was accelerated, and they were given a period of up to one year from their separation date, or less if the expiration of the option was within one year from their separation date, to exercise all outstanding options. We recorded charges for both severance and related employee costs and excess office facilities costs of $24 million for the year ended December 31, 2014, including $11 million from the modification of stock options. In addition, during the year ended December 31, 2015, we recorded charges for both severance and related employee costs of $12 million, including $4 million from the modification of stock options related to additional workforce reductions. The severance and related employee costs and the additional stock-based compensation expense resulting from the modification are included in salaries, benefits and stock-based compensation and the excess facilities costs are included in general and administrative in our consolidated statements of operations. The liability for employee severance costs and excess facilities is included in other liabilities in our consolidated balance sheet as of December 31, 2015.

        In determining our liability related to excess office facilities, we are required to estimate such factors as future vacancy rates, the time required to sublet properties and sublease rates. These estimates are reviewed quarterly based on known real estate market conditions and the credit-worthiness of subtenants, and may result in revisions to the liability. Our remaining liability of $4 million as of December 31, 2015 related to these excess office facilities represents gross lease commitments with agreements expiring at various dates through 2023 of approximately $20 million, net of committed and estimated sublease income of approximately $15 million and a present value factor of $1 million. We have entered into signed sublease arrangements for approximately $2 million, with the remaining $13 million based on estimated future sublease income.

        The following table summarizes the restructuring accrual activity during the year ended December 31, 2015:

	Severance	Excess Office Facilities	Total
Balance, December 31, 2014	$8	$5	$13
Restructuring charges	6	—	6
Cash payments	(7)	(1)	(8)

Balance, March 31, 2015	7	4	11
Restructuring charges	—	—	—
Cash payments	(4)	—	(4)

Balance, June 30, 2015	3	4	7
Restructuring charges	—	—	—
Cash payments	(1)	—	(1)
Accretion of net present value	—	1	1

Balance, September 30, 2015	2	5	7
Restructuring charges	2	—	2
Cash payments	—	(1)	(1)

Balance, December 31, 2015	$4	$4	$8

Note 10.  Shareholders' Equity

        Our common stock activity for the years ended December 31, 2015, 2014 and 2013 was as follows:

	2015	2014	2013
Common stock outstanding at beginning of period	266.9	270.2	304.4
Issuance of common stock under stock option plans	12.0	5.3	5.1
Repurchase of common stock	(36.9)	(8.9)	(40.4)
Distribution of common stock held in deferred compensation trust	0.6	0.3	1.1

Common stock outstanding at end of period	242.6	266.9	270.2

Share Repurchase Program

        During 2011, our Board of Directors adopted a program pursuant to which it will consider quarterly setting an amount to be utilized for share repurchases or dividends (the "Program"). Generally, the amount may be utilized for repurchases if the price of our common stock represents a discount to its NAV per share, and the amount may be utilized for the payment of cash dividends if the price of our common stock represents a premium to its NAV per share.

        Repurchases under the Program were suspended in March 2014 as we undertook a process to evaluate potential capital requirements that could result from our previously announced plan to consider organizational changes to enhance shareholder value. We later announced that our Board had unanimously approved a plan to proceed with the spin-off of most of its investments in new a BDC to our shareholders, with American Capital continuing as a public asset manager. During the first quarter of 2015, our Board of Directors determined that it was appropriate to reinstate authorization for share repurchases while we seek to accomplish the announced spin-off. We included the written notice to stockholders required by Section 23(c) of the 1940 Act regarding the possibility of share repurchases over the next six months in a Letter to Stockholders dated September 11, 2015. Our Board of Directors modified the Program during the fourth quarter of 2015 to authorize the purchase of $600 million to $1 billion of common stock through June 30, 2016 at prices per share below 85% of our most recent quarterly NAV per share, subject to certain conditions. We have entered into a Rule 10b5-1 trading plan to undertake accretive share repurchases on a non-discretionary basis up to the $1 billion limit.

        In determining the quarterly amount, the Board of Directors will be guided by our net cash provided by operating activities in preceding quarters, our capital requirements associated with completion of the spin-off transaction, our cash position, operational issues, economic conditions and the current trading price of our common stock and other factors. During the year ended December 31, 2015, we repurchased a total of 36.9 million shares of our common stock in the open market for $526 million at an average price of $14.25 per share. During the year ended December 31, 2014, we repurchased a total of 8.9 million shares of our common stock in the open market for $137 million at an average price of $15.38 per share. During the year ended December 31, 2013, we repurchased a total of 40.4 million shares of our common stock in the open market for $561 million at an average price of $13.90 per share.

        The Program may be further suspended, terminated or modified at any time for any reason. The Program does not obligate us to acquire any specific number of shares of our common stock.

Note 11.  Income Taxes

        As a taxable corporation under Subchapter C of the Code, we are subject to federal and applicable state corporate income taxes on our taxable ordinary income and capital gains. However, we estimate that for income tax purposes, we had both net operating loss carryforwards and net long-term capital loss carryforwards as of December 31, 2015. Our tax fiscal year ends on September 30.

        Effective October 1, 2014, we consolidated our wholly-owned portfolio company, European Capital in our consolidated financial statements. European Capital and its wholly-owned subsidiary, European Capital S.A. SICAR (collectively, "ECAS") are both controlled foreign corporations for U.S. tax purposes. Each entity pays an immaterial amount of non-U.S. income taxes. ECAS may produce subpart F income that must be reported on the U.S. tax return of American Capital.

        We file a consolidated federal income tax return with eligible corporate subsidiaries, including portfolio companies in which we hold 80% or more of the outstanding equity interest measured by both vote and fair value. As a result, we have entered into a tax sharing agreement under which members of the consolidated tax group are compensated for losses and other tax benefits by members that are able to use those losses and tax benefits on their pro forma stand-alone federal income tax return.

        The following table sets forth the significant components of our deferred tax assets and liabilities as of December 31, 2015 and 2014:

	2015	2014
Deferred Tax Assets
Net operating loss carryforwards	$233	$195
Basis differences in ordinary investments	102	139
Stock-based compensation	57	65
Basis differences in investments held in European Capital	155	193
Other	25	25

Total ordinary deferred tax assets	572	617

Net capital loss carryforwards	72	—
Basis differences in capital investments	99	230

Total capital deferred tax assets	171	230

Total deferred tax assets	743	847
Less valuation allowance	(300)	(168)

Total deferred tax assets less valuation allowance	443	679

Deferred Tax Liabilities
Basis differences in ACAM	(231)	(309)
Other	(14)	(16)

Total deferred tax liabilities	(245)	(325)

Total net deferred tax asset	$198	$354

        The table above classifies certain deferred tax assets and liabilities based on management's estimate of the expected tax character of recognition of the reversal of the timing differences that give rise to the deferred tax assets and liabilities as either ordinary or capital income. However, the ultimate tax character of the deferred tax asset or liability may change from the above classification based on the ultimate form of recognition of the timing difference.

        As of December 31, 2015, our deferred tax asset was $743 million, our deferred tax liability was $245 million, our valuation allowance was $300 million and our net deferred tax asset was $198 million.

        We estimate the expected tax character of recognition of the reversal of the timing differences that give rise to the deferred tax assets and liabilities as either ordinary or capital income. However, the ultimate tax character of the deferred tax asset or liability may change from our estimated classification based on the ultimate form of recognition of the timing difference. As of December 31, 2015, we believe that it is more likely than not that we will have future ordinary income to realize the majority of our ordinary deferred tax assets and therefore did not record a valuation allowance against these ordinary deferred tax assets.

        As of December 31, 2015, we determined that it is not more likely than not that we will be able to utilize our ordinary deferred tax asset related to our investment in European Capital in its entirety. In determining the amount of the valuation allowance to be established, we assessed all available evidence, both positive and negative. During the three months ended December 31, 2015, the negative evidence outweighed the positive evidence in determining whether it was more likely than not that the ordinary deferred tax asset would be realized. Significant negative evidence existed in management's update to the strategic review, resulting in uncertainty about the ability to generate sufficient income to utilize the deductible inside basis differences and qualified deficits related to the investment in European Capital. We believe that $14 million of the ordinary deferred tax asset will be realized; however, we established a valuation allowance against the remaining portion of the ordinary deferred tax asset. As a result, we recognized a tax provision of $141 million associated with the establishment of the valuation allowance.

        On April 1, 2015, the New York State Legislature passed legislation that enacted several tax law changes that impact American Capital. As a result of the tax law changes, it is more likely than not that a portion of our net operating losses ("NOL") generated in New York City will expire unutilized. Therefore, during the year ended December 31, 2015, we recorded a $12 million valuation allowance against a $13 million deferred tax asset related to $144 million of NOLs generated in New York City.

        We continue to maintain a valuation allowance against a significant portion of our capital deferred tax assets. We believe that it is more likely than not that we will be able to utilize $25 million of our capital deferred tax assets as of December 31, 2015 and we have established a valuation allowance of $147 million against the remaining capital deferred tax assets.

        We continue to assess our ability to realize our existing capital deferred tax assets. We believe that due to the recent decision to solicit offers to acquire individual lines of business or the company in its entirety, certain investments that had previously been determined to be long-lived assets may provide a source of taxable income to realize certain capital deferred tax assets. Assessing the recoverability of a deferred tax asset requires management to make estimates related to expectations of future taxable income. Estimates of future taxable income are based on forecasted cash flows from investments and operations, the character of expected income or loss as either capital or ordinary, and the application of existing tax laws in each jurisdiction. To the extent that future cash flows or the amount or character of taxable income differ significantly from these estimates, our ability to realize the deferred tax assets could be impacted.

        Under ASC 718, our capital in excess of par value in our shareholders' equity includes the excess tax benefits generated from our stock-based compensation plans when our allowable income tax deduction for the award exceeds the compensation expense recorded for book purposes ("APIC Pool"). As of December 31, 2015, our APIC Pool totaled $35 million.

        Additionally, under Sections 382 and 383 of the Code, following an "ownership change," certain limitations apply to the use by a "loss corporation" of certain tax attributes including net operating loss carryforwards, capital loss carryforwards, unrealized built-in losses and tax credits arising before the "ownership change." Such tax attributes represent substantially all of our deferred tax assets. In general, an "ownership change" would occur if there is a cumulative change in the ownership of our common stock of more than 50% by one or more "5% shareholders" during a three-year period. In the event of an "ownership change," the tax attributes that may be used to offset our future taxable income in each year after the "ownership change" will be subject to an annual limitation. In general, the annual limitation is equal to the product of the fair market value of our common stock on the date of the "ownership change" and the "long term tax exempt rate" (which is published monthly by the Internal Revenue Service), subject to specified adjustments. This limitation could accelerate our cash tax payments and could result in a significant portion of our deferred tax asset expiring before we could fully use it. On April 27, 2012, we amended our Certificate of Incorporation to impose certain restrictions on the transfer of our common stock through April 27, 2015. These restrictions reduced, but did not eliminate, the risk of an "ownership change" through their expiration date.

        As of December 31, 2015, we estimate that we had $555 million of federal net operating loss carryforwards and various state net operating loss carryforwards for which we have recorded a gross ordinary deferred tax asset of $233 million. The ordinary deferred tax asset includes a reduction of $14 million for the excess tax benefits generated from our stock-based compensation plans that resulted in an increase in our net operating losses, but which may not be recorded until utilization. For federal income tax purposes, the net operating loss carryforwards expire in various years from 2030 through 2034. The timing and manner in which we will utilize any net operating loss carryforwards in any year, or in total, may be limited in the future under the provisions of the Code and applicable state laws.

        A reconciliation of the provision (benefit) for income taxes computed at the U.S. federal statutory corporate income tax rate and our effective tax rate for the years ended December 31, 2015, 2014 and 2013 were as follows:

	2015	2014	2013
Tax on income computed at federal statutory corporate tax rate	$(12)	$174	$83
State taxes, net of federal tax benefit	(4)	22	12
Valuation allowance	142	(236)	7
Rate difference on dividend income	(10)	(10)	(6)
Change in state tax rate	(10)	(26)	(12)
Disallowed compensation pursuant to IRS Sec. 162(m)	—	13	—
Consolidation of ACCH	—	69	—
Consolidation of European Capital	—	71	—
Earnings of European Capital	10	—	—
Permanent difference on European Capital appreciation	—	(30)	—
State deferred tax offset by valuation allowance	—	—	(27)
Capital gain on tax deconsolidation of a CML subsidiary	35	—	—
Other	1	17	(4)

Total provision for income taxes	$152	$64	$53

        During the first quarter of 2015, we restructured our investment in CML Pharmaceuticals, Inc. ("CML"), which resulted in the recognition of an ordinary loss. We recognized a $136 million ordinary loss on our equity investment in CML, which was $9 million less than the book realized loss of $145 million, due to consolidated basis adjustments in prior years as a result of CML filing with American Capital's consolidated tax return. In addition, CML recognized an $83 million capital gain on an operating subsidiary that was offset by capital loss carryforwards at American Capital. We will not be reimbursed through the tax sharing agreement for the utilization of the capital loss carryforward and this was a permanent difference in income recognition. The net impact was a decrease of our gross deferred tax asset of $35 million, offset by a reduction in the valuation allowance of $35 million, resulting in no net tax impact to the provision.

        During the first and second quarters of 2015, we recognized subpart F income on our U.S. tax return from our investment in European Capital that resulted in a $10 million tax provision, net of related changes in European Capital's deferred tax assets.

        We recognized a provision of $142 million in 2015 related to an increase in the valuation allowance against our net deferred tax assets. A significant portion of the increase is due to the change in judgment that it was not more likely than not that the company would be able to realize its deferred tax asset related to its investment in European Capital in its entirety.

        Components of our tax provision (benefit) for the years ended December 31, 2015, 2014 and 2013 were as follows:

	2015	2014	2013
Current Tax (Benefit) Provision
Federal	$(8)	$7	$2
State	1	—	1

Total current tax (benefit) provision	(7)	7	3

Deferred Tax Provision
Federal	143	49	50
State	16	8	—

Total deferred tax provision	159	57	50

Total provision for income taxes	$152	$64	$53

        We identify our major tax jurisdictions as federal, New York and Maryland. The federal tax fiscal years ended September 30, 2012, 2013 and 2014 for American Capital remain subject to examination by the Internal Revenue Service ("IRS"). During the first quarter of 2014, we received notice from the IRS that their examination of the September 30, 2008 tax year was concluded and no changes to income or tax resulted.

        We recognize tax benefits of uncertain tax positions only when the position is more likely than not to be sustained assuming examination by tax authorities. The following is a reconciliation of the beginning and ending balance of unrecognized tax benefits:

Unrecognized tax benefits—January 1, 2015	$48
Increase related to positions taken during the current year	—

Unrecognized tax benefits—December 31, 2015	$48

        The unrecognized tax benefit has been presented as a reduction of an ordinary deferred tax asset for a net operating loss.

Note 12.  Commitments and Contingencies

        In the normal course of business, we enter into contractual agreements that facilitate transactions or provide general indemnifications against losses, costs, claims and liabilities arising from the performance of our obligations under such agreements. We have not had any claims nor made any payments pursuant to such agreements. We cannot estimate the maximum potential exposure under these arrangements as this would involve future claims that may be made against us that have not yet occurred. However, based on our experience, we expect the risk of any material loss to us to be remote.

        We are a party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect on our financial condition or results of operations.

Loan and Financing Agreements

        As of December 31, 2015, we had commitments under loan and financing agreements to fund up to $213 million to 28 portfolio companies. These commitments are primarily composed of working capital credit facilities, acquisition credit facilities and subscription agreements. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and availability under borrowing base thresholds. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in our portfolio. As of December 31, 2015, European Capital and its affiliates had a commitment of $62 million to fund European Capital UK SME Debt LP and $100 million to fund a European Capital debt fund ("ECAS debt fund"). In addition, as of December 31, 2015, ACAM had a commitment of $125 million to American Capital Equity III, LP, which is to be funded by an equity investment from American Capital. See Note 14 to our audited consolidated financial statements included in this Annual Report on Form 10-K for further discussion of ACAM's American Capital Equity III, LP's commitment.

Non-Cancelable Operating Leases

        We have non-cancelable operating leases for office space and office equipment. The leases expire over the next eleven years and contain provisions for certain annual rental escalations. Rent expense for operating leases for the years ended December 31, 2015, 2014 and 2013 was $10 million, $10 million and $9 million, respectively.

        Future minimum lease payments under non-cancelable operating leases as of December 31, 2015, net of any expected receipts under non-cancelable subleases, were as follows:

2016	$14
2017	14
2018	15
2019	14
2020	13
Thereafter	56

Total	$126

Total Return Swaps

        ACTRS, a wholly-owned consolidated affiliate of American Capital, entered into TRS transactions with Citibank, N.A. (the "2012 TRS" and "2012 TRS II"). The TRS', which are non-recourse to American Capital, replicate the performance of reference pools of senior floating rate loans (each, a "Reference Pool"). The maximum amount of the loans that was included in the Reference Pool was $400 million (determined at the time each such loan is added to the Reference Pool) and the maximum cash collateral requirement was $100 million. As of December 31, 2014, ACTRS had provided $100 million of cash collateral for the loans in the 2012 TRS and 2012 TRS II Reference Pools, which is recorded in the financial statement line item restricted cash and cash equivalents in our consolidated balance sheets. As of December 31, 2014, the loans in the Reference Pools for the 2012 TRS and the 2012 TRS II had a notional of approximately $27 million. The 2012 TRS and 2012 TRS II matured in December 2014 and the posted cash collateral was returned to ACTRS in 2015.

Note 13.  Significant Subsidiaries

        We have determined that for the year ended December 31, 2015, or for the periods presented in our audited consolidated financial statements included in this Annual Report on Form 10-K, European Capital Limited, CML Pharmaceuticals, Inc., SEHAC Holding Corporation and WIS Holding Company, Inc. have met the conditions of a significant subsidiary under Rule 1-02(w) of Regulation S-X. Accordingly, pursuant to Rule 4-08(g) of Regulation S-X, aggregate financial information for the nine months ended September 30, 2014 and year ended December 31, 2013 for European Capital Limited and for the years ended December 31, 2015, 2014 and 2013 for

CML Pharmaceuticals, Inc., SEHAC Holding Corporation and WIS Holding Company, Inc. have been included as follows:

	2015	2014	2013
Current assets	$179	$248	$307
Noncurrent assets	$720	$1,667	$1,947
Current liabilities	$148	$162	$133
Noncurrent liabilities	$589	$818	$861
Redeemable preferred stock	$—	$222	$219
Total revenue	$926	$934	$829
Total operating expenses	$856	$853	$707
Net operating income	$70	$81	$122
Net income	$5	$22	$183

Note 14.  Asset Sales

        On August 5, 2015, we entered into a definitive agreement to sell certain CLO equity investments to American Capital CLO Fund I, LP ("ACAS CLO Fund I") for $300 million. The purchase price was the aggregate fair value of the CLO equity investments as of June 30, 2015, subject to customary adjustments. The closing of the sale occurred on November 2, 2015. ACAS CLO Fund I is a $450 million private investment fund, which invests primarily in equity tranches of CLOs. ACAS CLO Fund I is managed by a subsidiary of ACAM for customary management and incentive fees.

        The ECAS debt fund is a private debt fund that closed during the second quarter of 2015 with €318 million of capital commitments, of which €165 million was committed by European Capital and its affiliates. The ECAS debt fund provides debt financing to mid-market companies in Europe, primarily through unitranche, second lien and mezzanine financing, with secondary purchases of senior loans on an opportunistic basis. During the fourth quarter of 2015, the ECAS debt fund had an additional closing of €69 million which increased the total capital commitments to €387 million. We anticipate a final closing by March 2016 to increase the investment capacity of the fund. The fund will have a three year investment period and a subsidiary of ACAM manages the ECAS debt fund for an annual management fee of 1.50% on deployed capital and up to a 15% carried interest, subject to certain hurdles. The ECAS debt fund will be dissolved on March 19, 2025, unless extended. In April 2015, European Capital sold €162 million ($175 million) of investments at their approximate fair value in 9 portfolio companies to the ECAS debt fund. European Capital received €158 million ($170 million) for the sale of these assets and recognized a realized loss of €4 million ($5 million). As of December 31, 2015, European Capital's investment in the ECAS debt fund had a cost basis and fair value of $81 million and $85 million, respectively. As of December 31, 2015, European Capital had an unfunded commitment of €91 million ($100 million) to the ECAS debt fund.

        On April 28, 2014, we completed a $1.1 billion private placement of partnership interests in American Capital Equity III, LP ("ACE III" or "the Fund"), a new private equity fund focused on investing in U.S. companies in the lower middle market. Concurrent with the private placement, we entered into a Contribution and Redemption Agreement with the Fund pursuant to which we agreed to contribute 100% of our equity and equity-related investments in seven portfolio companies (Affordable Care Holding Corp., Avalon Laboratories Holding Corp., CIBT Investment Holdings, LLC, FAMS Acquisition, Inc., Mirion Technologies, Inc., PHI Acquisitions, Inc. and SMG Holdings, Inc.) to the Fund and to provide the Fund with an option to acquire our equity investment in WRH, Inc. (the "Equity Option"), in exchange for partnership interests in the Fund. Collectively, the eight portfolio companies (including WRH, Inc., assuming the Equity Option is exercised) comprise the Secondary Portfolio for ACE III. On April 1, 2015, the Equity Option was exercised by the Fund for the exercise price of $24 million. For the three months ended June 30, 2015, we recognized a realized loss of

$225 million on our WRH, Inc. equity investment offset by a (i) $115 million reversal of unrealized depreciation on the investment, (ii) $65 million reversal of unrealized depreciation on the Equity Option derivative and (iii) $45 million realized gain on the Equity Option. The Fund's aggregate $1.1 billion capital commitment includes a commitment of $200 million from ACAM for Primary Investments, of which $125 million was undrawn as of December 31, 2015.

Note 15.  Related Party Transactions

        As a BDC, we are required by law to make available significant managerial assistance to our eligible portfolio companies. Such assistance typically involves providing guidance and counsel concerning the management, operations and business objectives and policies of the portfolio company to its management and board of directors, including participating on the company's board of directors. We have an operations team with significant turnaround and bankruptcy experience that assists our investment professionals in providing intensive operational and managerial assistance to our portfolio companies that require such assistance. As of December 31, 2015, we had board seats on 38 companies in our investment portfolio. Providing assistance to the companies in our investment portfolio serves as an opportunity for us to maximize their value.

        The following table shows the operating revenue from our control investments, as defined under the 1940 Act, for the years ended December 31, 2015, 2014 and 2013:

	2015	2014	2013
Operating Revenue—Control Investments
Interest and dividend income	$288	$263	$221
Fee income	$49	$42	$52

American Capital Asset Management

        Our fund management business is conducted through ACAM. In general, ACAM provides investment management services through consolidated subsidiaries that enter into management agreements with each of its managed funds. In addition, American Capital or ACAM may invest directly into these funds and earn investment income from its investments in those funds. Under the management agreements, ACAM's responsibilities include, but are not limited to, sourcing, analyzing and executing investments and asset sales, delivering financial and compliance reports to investors in the funds under management, administering the daily business and affairs of the funds under management and performing other asset management duties. We have entered into service agreements with ACAM to provide it with additional asset management and administrative services support. Through these agreements, we provide investment advisory and oversight services to ACAM, as well as access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. During the years ended December 31, 2015, 2014 and 2013, we recognized operating revenues from our investment in ACAM of $152 million, $111 million and $133 million, respectively.

European Capital

        As discussed in Note 2 to these consolidated financial statements, we consolidated our investment in European Capital effective October 1, 2014. ACAM, through its subsidiary, ECAM, acts as the investment manager to European Capital. Under ACAM's investment management agreement with European Capital, ACAM is entitled to receive an annual management fee of 2% of the weighted average monthly consolidated gross asset value of all the investments at fair value of European Capital, an incentive fee equal to 100% of the net earnings in excess of a return of 8% but less than a return of 10%, and 20% of the net earnings thereafter. The investment management agreement with European Capital was amended to waive the incentive fee for 2011, 2012, 2013 and 2014. During the first quarter of 2015, the investment management agreement with European Capital was amended to cancel the incentive fee for 2015 and going forward. The management fee charged by ACAM was $13 million for the year ended December 31, 2015 and $5 million for the quarter ended December 31, 2014, which is included in our consolidated statements of operations.

        As discussed in Note 6 to these consolidated financial statements, European Capital has issued Redeemable Preferred Shares to employees of ECAM as part of long term employee incentive plans. These shares are redeemable by European Capital based on the aggregate returns on investments made after January 1, 2012 and are treated as mandatorily redeemable preferred stock in our consolidated balance sheets in accordance with FASB ASC Topic 480, Distinguishing Liabilities from Equity. The fair value of the Redeemable Preferred Shares as of December 31, 2015 and 2014 was $34 million and $82 million, respectively, which is included in other liabilities in our consolidated balance sheets. For the year ended December 31, 2015, Redeemable Preferred Shares were redeemed and European Capital realized a loss of $46 million offset by a reversal of unrealized depreciation of $46 million, which is included in net realized (loss) gain and net unrealized appreciation in our consolidated statements of operations.

American Capital Equity I, LLC and American Capital Equity II, LP

        On June 30, 2015, we entered into stock purchase agreements with American Capital Equity I, LLC and American Capital Equity II, LP under which we acquired secondary and add-on investments in 24 portfolio companies for an aggregate purchase price of $145 million. The initial purchase price for such investments was based on the fair value of the investments as of March 31, 2015, but is potentially subject to increase on June 30, 2016 as a result of certain post-closing adjustments. For the year ended December 31, 2015, we recorded $31 million of net unrealized depreciation after our acquisition of these investments, which is included in net unrealized appreciation in our consolidated statements of operations.

Note 16.  Selected Quarterly Data (Unaudited)

        The following tables present our quarterly financial information for the fiscal years ended December 31, 2015 and 2014:

	Three Months Ended
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	Year Ended December 31, 2015
Total operating revenue	$154	$168	$176	$173	$671
Net operating income ("NOI")	$50	$67	$75	$61	$253
Net increase (decrease) in net assets resulting from operations	$15	$62	$(37)	$(227)	$(187)
NOI per basic common share(2)	$0.18	$0.25	$0.28	$0.24	$0.95
NOI per diluted common share(2)	$0.18	$0.24	$0.28	$0.24	$0.95
Net earnings (loss) per basic common share(2)	$0.06	$0.23	$(0.14)	$(0.88)	$(0.70)
Net earnings (loss) per diluted common share(2)	$0.05	$0.22	$(0.14)	(0.88)	$(0.70)
Weighted average shares outstanding
Basic	271.1	272.4	267.7	257.6	267.2
Diluted	282.9	283.4	267.7	257.6	267.2

	Three Months Ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014(1)	Year Ended December 31, 2014
Total operating revenue	$84	$100	$129	$158	$471
Net operating income	$5	$26	$51	$35	$117
Net increase in net assets resulting from operations	$70	$212	$114	$38	$434
NOI per basic common share(2)	$0.02	$0.10	$0.19	$0.13	$0.44
NOI per diluted common share(2)	$0.02	$0.09	$0.18	$0.12	$0.42
Net earnings per basic common share(2)	$0.26	$0.80	$0.43	$0.14	$1.62
Net earnings per diluted common share(2)	$0.25	$0.76	$0.41	$0.14	$1.55
Weighted average shares outstanding
Basic	270.7	266.2	267.1	269.0	268.2
Diluted	283.4	278.5	279.9	281.1	280.7

(1)
Effective October 1, 2014, European Capital's financial results have been consolidated with the financial results of American Capital.

(2)
Quarterly amounts may not equal full-year amounts due to changes in the weighted average shares outstanding.

 Schedule 12-14

AMERICAN CAPITAL, LTD.
SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES
As of and for the year ended December 31, 2015
(in millions)

		Amount of Interest or Dividends
Company(1)	Investments	Credited to Income(2)	Other(3)	December 31, 2014 Fair Value	Gross Additions(4)	Gross Reductions(5)	December 31, 2015 Fair Value
AMERICAN CAPITAL CONTROL INVESTMENTS
ACAS Real Estate Holdings	Mezzanine Debt	$2.7	$—	$5.0	$2.9	$3.4	$4.5
Corporation	Common Stock	6.7	8.5	25.7	7.3	8.5	24.5

		9.4	8.5	30.7	10.2	11.9	29.0

ACAS Wachovia Investments, L.P.	Partnership Interest	—	—	0.6	0.2	0.3	0.5

ACEI Singapore Holdings Private LTD	Common Stock	—	—	—	7.1	—	7.1

American Capital Asset	Mezzanine Debt	1.7	—	33.0	2.0	—	35.0
Management, LLC	Common Membership Interest	124.7	12.8	1,131.4	187.5	288.9	1,030.0

		126.4	12.8	1,164.4	189.5	288.9	1,065.0

American Driveline	Mezzanine Debt	3.9	—	—	47.7	—	47.7
Systems, Inc.	Redeemable Preferred Stock	—	—	20.6	1.6	2.0	20.2
	Common Stock	—	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—	—

		3.9	—	20.6	49.3	2.0	67.9

ASAP Industries	Mezzanine Debt	—	—	20.5	—	20.5	—
Holdings, LLC	Membership Units	—	—	15.0	—	15.0	—

		—	—	35.5	—	35.5	—

BMR Energy LLC	Preferred Units	1.7	—	11.9	22.6	—	34.5
	Common Units	—	—	—	17.5	—	17.5

		1.7	—	11.9	40.1	—	52.0

Capital.com, Inc.	Common Stock	—	—	—	—	—	—

CML Pharmaceuticals, Inc.	Senior Debt	11.1	—	289.8	109.6	301.5	97.9
	Mezzanine Debt	13.9	—	—	141.0	—	141.0
	Redeemable Preferred Stock	—	—	—	61.1	51.1	10.0
	Convertible Preferred Stock	—	—	—	—	—	—

		25.0	—	289.8	311.7	352.6	248.9

Contour Semiconductor, Inc.	Senior Debt	(0.6)	—	9.3	0.3	9.6	—
	Convertible Preferred Stock	—	—	—	—	—	—

		(0.6)	—	9.3	0.3	9.6	—

Core Financial Holdings, LLC	Common Units	—	—	0.2	0.1	0.3	—

Dyno Holding Corp.	Senior Debt	3.5	—	35.2	0.7	35.9	—
	Mezzanine Debt	3.9	—	16.7	—	16.7	—
	Convertible Preferred Stock	—	—	—	—	—	—
	Common Stock	—	—	—	—	—	—

		7.4	—	51.9	0.7	52.6	—

ECA Acquisition Holdings, Inc.	Senior Debt	0.8	—	6.8	3.0	0.9	8.9
	Mezzanine Debt	(3.1)	0.7	18.1	—	7.0	11.1
	Redeemable Preferred Stock	—	—	—	1.6	1.6	—
	Common Stock	—	—	4.7	1.5	6.2	—

		(2.3)	0.7	29.6	6.1	15.7	20.0

eLynx Holdings, Inc.	Convertible Preferred Stock	14.0	—	16.0	23.7	—	39.7
	Redeemable Preferred Stock	3.4	—	—	3.4	3.4	—
	Common Stock	—	—	—	—	—	—
	Common Stock Warrants	—	—	—	—	—	—

		17.4	—	16.0	27.1	3.4	39.7

EXPL Pipeline Holdings LLC	Senior Debt	3.7	—	46.8	1.0	4.1	43.7
	Common Membership Units	—	—	20.1	17.1	—	37.2

		3.7	—	66.9	18.1	4.1	80.9

FAMS Acquisition, Inc.	Mezzanine Debt	5.8	—	40.7	1.1	10.7	31.1

Fosbel Holding, Inc.	Mezzanine Debt	(1.3)	—	13.5	1.0	14.5	—

FPI Holding Corporation	Senior Debt	—	—	11.6	0.4	12.0	—

Group Montana, Inc.	Senior Debt	0.4	—	6.4	0.8	1.6	5.6
	Convertible Preferred Stock	(0.7)	—	6.7	—	1.6	5.1

		Amount of Interest or Dividends
Company(1)	Investments	Credited to Income(2)	Other(3)	December 31, 2014 Fair Value	Gross Additions(4)	Gross Reductions(5)	December 31, 2015 Fair Value
	Common Stock	—	—	1.6	—	1.6	—

		(0.3)	—	14.7	0.8	4.8	10.7

Halex Holdings, Inc.	Senior Debt	1.5	—	18.8	0.2	3.4	15.6
	Redeemable Preferred Stock	—	—	—	—	—	—
	Common Stock	—	—	—	11.7	—	11.7

		1.5	—	18.8	11.9	3.4	27.3

HALT Medical, Inc.	Senior Debt	—	—	35.6	25.2	37.5	23.3
	Convertible Preferred Stock	—	—	—	1.9	1.9	—
	Common Stock	—	—	—	—	—	—

		—	—	35.6	27.1	39.4	23.3

Hard 8 Games, LLC	Senior Debt	1.2	—	8.2	29.3	2.6	34.9
	Membership Unit	—	—	28.8	5.0	10.7	23.1

		1.2	—	37.0	34.3	13.3	58.0

Hollyhock Limited	Common Stock	—	—	21.2	12.0	—	33.2

LLSC Holdings Corporation	Convertible Preferred Stock	—	—	13.8	5.0	—	18.8
	Common Stock	—	—	—	0.4	—	0.4
	Common Stock Warrants	—	—	—	0.3	—	0.3

		—	—	13.8	5.7	—	19.5

Montgomery Lane, LLC	Common Membership Units	—	—	6.9	—	0.5	6.4

MW Acquisition Corporation	Mezzanine Debt	3.8	—	24.0	0.2	—	24.2
	Redeemable Preferred Stock	0.4	—	2.3	0.5	—	2.8
	Convertible Preferred Stock	11.8	—	17.9	45.3	—	63.2
	Common Stock	—	—	—	5.7	—	5.7

		16.0	—	44.2	51.7	—	95.9

NECCO Holdings, Inc.	Senior Debt	—	0.9	8.9	61.6	56.5	14.0
	Common Stock	—	—	—	—	—	—

		—	0.9	8.9	61.6	56.5	14.0

NECCO Realty	Senior Debt	—	—	19.9	5.0	—	24.9
Investments, LLC	Common Membership Units	—	—	—	—	—	—

		—	—	19.9	5.0	—	24.9

Orchard Brands Corporation	Common Stock	—	—	87.9	—	87.9	—

PHC Sharp Holdings, Inc.	Senior Debt	0.2	—	1.4	—	—	1.4
	Mezzanine Debt	11.5	—	25.6	11.5	5.0	32.1
	Common Stock	—	—	—	—	—	—

		11.7	—	27.0	11.5	5.0	33.5

RD Holdco Inc.	Senior Debt	2.7	—	17.1	0.8	1.3	16.6
	Common Stock	—	—	18.6	—	4.7	13.9
	Common Stock Warrants	—	—	2.3	—	0.6	1.7

		2.7	—	38.0	0.8	6.6	32.2

Rebellion Media Group Corp.	Senior Debt	(0.3)	—	3.5	0.7	0.3	3.9
	Convertible Preferred Stock	—	—	—	—	—	—

		(0.3)	—	3.5	0.7	0.3	3.9

Scanner Holdings Corporation	Mezzanine Debt	3.3	—	20.5	5.4	9.3	16.6
	Convertible Preferred Stock	2.8	—	5.4	8.4	2.6	11.2
	Common Stock	0.1	—	—	—	—	—

		6.2	—	25.9	13.8	11.9	27.8

SEHAC Holding Corporation	Convertible Preferred Stock	10.2	—	103.6	56.1	1.2	158.5
	Common Stock	0.1	—	1.0	0.6	—	1.6

		10.3	—	104.6	56.7	1.2	160.1

Soil Safe Acquisition Corp.	Senior Debt	3.2	—	36.2	2.2	4.0	34.4
	Mezzanine Debt	11.4	—	67.1	5.5	0.3	72.3
	Common Stock	—	—	9.2	6.1	—	15.3

		14.6	—	112.5	13.8	4.3	122.0

Taiba Wind Energy, LLC	Membership Units	—	—	—	1.3	—	1.3

TestAmerica Environmental	Mezzanine Debt	—	—	—	—	—	—
Services, LLC	Common Units	—	—	—	—	—	—

		—	—	—	—	—	—

Warner Power, LLC	Mezzanine Debt	—	—	2.6	0.9	2.6	0.9
	Redeemable Preferred Membership Units	—	—	—	—	—	—
	Common Membership Units	—	—	—	—	—	—

		—	—	2.6	0.9	2.6	0.9

WIS Holding Company, Inc.	Convertible Preferred Stock	(3.0)	—	82.9	65.2	63.6	84.5

		Amount of Interest or Dividends
Company(1)	Investments	Credited to Income(2)	Other(3)	December 31, 2014 Fair Value	Gross Additions(4)	Gross Reductions(5)	December 31, 2015 Fair Value
	Common Stock	—	—	16.9	4.6	21.5	—

		(3.0)	—	99.8	69.8	85.1	84.5

EUROPEAN CAPITAL CONTROL INVESTMENTS
Bellotto Holdings Limited	Redeemable Preferred Stock	7.0	—	36.5	9.0	3.7	41.8
	Common Stock	—	—	103.6	30.6	10.5	123.7

		7.0	—	140.1	39.6	14.2	165.5

Columbo TopCo Limited	Redeemable Preferred Stock	2.5	—	—	73.7	26.4	47.3
	Common Stock	—	—	—	1.2	1.2	—

		2.5	—	—	74.9	27.6	47.3

European Capital Private Debt LP	Partnership Interest	3.8	—	—	103.9	19.0	84.9

European Capital UK SME Debt LP	Partnership Interest	0.6	—	0.6	12.3	0.6	12.3

Financière H S.A.S.	Mezzanine Debt	5.6	—	9.5	—	9.5	—
	Convertible Preferred Stock	—	—	—	—	—	—

		5.6	—	9.5	—	9.5	—

Financière Newglass S.A.S.(6)	Convertible Preferred Stock	4.9	—	26.1	—	26.1	—
	Common Stock	—	—	6.2	—	6.2	—

		4.9	—	32.3	—	32.3	—

Financière Tarmac S.A.S.	Senior Debt	0.5	—	5.1	0.3	1.6	3.8
	Mezzanine Debt	12.7	—	39.3	32.5	7.7	64.1
	Convertible Preferred Stock	—	—	—	—	—	—
	Redeemable Preferred Stock	—	—	—	—	—	—

		13.2	—	44.4	32.8	9.3	67.9

HCV1 S.A.S(7)	Senior Debt	—	—	—	3.4	—	3.4
	Common Stock	—	—	—	—	—	—

		—	—	—	3.4	—	3.4

Holding Saint Augustine S.A.S.	Senior Debt	—	—	4.9	—	4.9	—
	Convertible Preferred Stock	—	—	—	—	—	—
	Redeemable Preferred Stock	—	—	1.0	—	1.0	—

		—	—	5.9	—	5.9	—

Miles 33 Limited	Senior Debt	0.3	—	8.3	0.9	1.7	7.5
	Mezzanine Debt	(1.9)	0.3	16.7	—	3.3	13.4
	Redeemable Preferred Stock	—	—	8.6	—	8.6	—
	Common Stock	—	—	—	—	—	—

		(1.6)	0.3	33.6	0.9	13.6	20.9

Subtotal Control Investments		$293.1	$23.2	$2,782.4	$1,310.2	$1,268.9	$2,823.7

AMERICAN CAPITAL AFFILIATE INVESTMENTS
IS Holdings I, Inc.	Common Stock	$—	$—	$7.9	$5.8	$—	$13.7

Mobipark S.A.S.(8)	Senior Debt	0.1		—	3.7	0.3	3.4
	Convertible Preferred Stock	—	—	—	21.4	0.4	21.0
	Redeemable Preferred Stock	—	—	—	24.0	—	24.0

		0.1	—	—	49.1	0.7	48.4

NSI Holdings, Inc.(9)	Redeemable Preferred Stock	0.6	—	—	0.6	0.6	—

Primrose Holding Corporation	Common Stock	1.3	3.4	4.6	5.3	3.4	6.5

Qualitor Component Holdings, LLC(10)	Redeemable Preferred Units	0.1	—	—	—	—	—

Roark—Money Mailer, LLC(8)	Common Membership Units	—	—	—	1.7	—	1.7

EUROPEAN CAPITAL AFFILIATE INVESTMENTS
Blue Topco GmbH	Senior Debt	0.3	—	2.1	0.3	0.4	2.0
	Mezzanine Debt	0.1	—	2.6	2.5	0.2	4.9

		0.4	—	4.7	2.8	0.6	6.9

Mobipark S.A.S.(11)	Senior Debt	—	—	2.2	—	2.2	—
	Convertible Preferred Stock	—	—	1.7	—	1.7	—
	Redeemable Preferred Stock	—	—	4.4	—	4.4	—

		—	—	8.3	—	8.3	—

Subtotal Affiliate Investments		$2.5	$3.4	$25.5	$65.3	$13.6	$77.2

Total Control and Affiliate Investments		$295.6	$26.6	$2,807.9	$1,375.5	$1,282.5	$2,900.9

(1)
Certain of the securities are issued by affiliate(s) of the listed portfolio company.

(2)
Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in Control or Affiliate categories. Includes payment-in-kind ("PIK") interest or dividends.

(3)
Other includes interest, dividend, or other income which was applied to the cost basis of the investment and therefore reduced the total investment. These reductions are also included in the Gross Reductions for the investments, as applicable.

(4)
Gross Additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts and closing fees and the exchange of one or more existing securities for one or more new securities. Gross Additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as allowances for discounts, closing fees, and PIK interest or dividends accrued during the year.

(5)
Gross Reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross Reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as allowances for PIK interest and dividends recognized in prior periods.

(6)
As of December 31, 2014, the portfolio company was classified as a Control Investment. As of December 31, 2015, European Capital no longer has a controlling interest in the portfolio company and is therefore classified as a Non-Control Investment.

(7)
As of December 31, 2014, the portfolio company was classified as a Non-Control Investment. As of December 31, 2015, European Capital now has more than 25% voting interest or has greater than 50% representation of the board of directors of the portfolio company and is therefore classified as a Control Investment.

(8)
As of December 31, 2014, the portfolio company was classified as a Non-Control Investment. As of December 31, 2015, American Capital now has between 5% and 25% of the voting interest of the portfolio company and is therefore classified as an Affiliate Investment.

(9)
The portfolio company, which had zero cost basis and fair value as of December 31, 2014 and December 31, 2015, accrued and collected PIK dividends and recognized income for the PIK dividends collected.

(10)
The portfolio company, which was classified as an Affiliate Investment, was exited as of December 31, 2014. During the year ended December 31, 2015, American Capital collected additional PIK dividends and recognized income in excess of the amount accrued at the time of exit.

(11)
As of December 31, 2014, the portfolio company was classified as an Affiliate Investment. As of December 31, 2015, European Capital no longer has a controlling interest in the portfolio company and is therefore classified as a Non-Control Investment.

**
Information related to the amount of equity in the net profit and loss for the period for the investments listed has not been included in this schedule. This information is not considered to be meaningful due to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting.

AMERICAN CAPITAL, LTD.

CONSOLIDATED BALANCE SHEETS

(in millions, except per share amounts)

	March 31, 2016	December 31, 2015
	(unaudited)
Assets
Investments at fair value
Non-Control/Non-Affiliate investments (cost of $2,211 and $2,368, respectively)	$1,921	$2,097
Affiliate investments (cost of $26 and $35, respectively)	84	77
Control investments (cost of $2,488 and $2,502, respectively)	2,732	2,824

Total investments at fair value (cost of $4,725 and $4,905, respectively)	4,737	4,998
Cash and cash equivalents	364	483
Restricted cash and cash equivalents	32	46
Interest and dividend receivable	54	48
Deferred tax asset, net	212	198
Trade date settlement receivable	32	373
Other	84	94

Total assets	$5,515	$6,240

Liabilities and Shareholders' Equity
Debt ($109 and $204 due within one year, respectively), net	$887	$1,253
Long term incentive plan liability	27	34
Other	121	131

Total liabilities	1,035	1,418

Commitments and contingencies (Note 12)
Shareholders' equity:
Undesignated preferred stock, $0.01 par value, 5.0 shares authorized, 0 issued and outstanding	—	—
Common stock, $0.01 par value, 1,000.0 shares authorized, 227.6 and 247.3 issued and 222.4 and 242.6 outstanding, respectively	2	2
Capital in excess of par value	5,561	5,847
Cumulative translation adjustment, net of tax	(93)	(101)
Distributions in excess of net realized earnings	(877)	(879)
Net unrealized depreciation of investments	(113)	(47)

Total shareholders' equity	4,480	4,822

Total liabilities and shareholders' equity	$5,515	$6,240

Net Asset Value Per Common Share Outstanding	$20.14	$19.88

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in millions, except per share data)

	Three Months Ended March 31,
	2016	2015
Operating Revenue
Interest and dividend income
Non-Control/Non-Affiliate investments	$59	$78
Control investments	90	60

Total interest and dividend income	149	138

Fee income
Non-Control/Non-Affiliate investments	3	2
Control investments	10	14

Total fee income	13	16

Total operating revenue	162	154

Operating Expenses
Interest	15	17
Salaries, benefits and stock-based compensation	34	40
European Capital management fees	2	4
General and administrative	17	15

Total operating expenses	68	76

Net Operating Income Before Income Taxes	94	78
Tax provision	(20)	(28)

Net Operating Income	74	50

Net realized gain (loss)
Non-Control/Non-Affiliate investments	(15)	(8)
Affiliate investments	2	—
Control investments	(70)	(198)
Foreign currency transactions	—	(2)
Derivative agreements and other	(17)	(48)
Tax benefit	12	43

Total net realized loss	(88)	(213)

Net unrealized appreciation (depreciation)
Portfolio company investments	(76)	229
Foreign currency translation	(8)	19
Derivative agreements and other	13	6
Tax benefit (provision)	5	(76)

Total net unrealized (depreciation) appreciation	(66)	178

Total net loss	(154)	(35)

Net (Decrease) Increase in Net Assets Resulting from Operations ("Net (Loss) Earnings")	$(80)	$15

Net Operating Income Per Common Share
Basic	$0.31	$0.18
Diluted	$0.31	$0.18
Net (Loss) Earnings Per Common Share
Basic	$(0.34)	$0.06
Diluted	$(0.34)	$0.05
Weighted Average Shares of Common Stock Outstanding
Basic	235.0	271.1
Diluted	235.0	282.9

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(unaudited)

(in millions, except per share data)

	Three Months Ended March 31,
	2016	2015
Net (loss) earnings	$(80)	$15
Other comprehensive income (loss):
Cumulative translation adjustment, net of tax of $0 and ($21), respectively	8	(96)

Comprehensive loss	$(72)	$(81)

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(unaudited)

(in millions, except per share data)

	Three Months Ended March 31,
	2016	2015
Operations
Net operating income	$74	$50
Net realized loss, net of tax	(88)	(213)
Net unrealized (depreciation) appreciation, net of tax	(66)	178

Net (loss) earnings	(80)	15

Capital Share Transactions
Proceeds from issuance of common stock upon exercise of stock options	4	17
Repurchase of common stock	(297)	—
Stock-based compensation	7	13
Cumulative translation adjustment, net of tax	8	(96)
Other	16	5

Net decrease in net assets resulting from capital share transactions	(262)	(61)

Total decrease in net assets	(342)	(46)
Net assets at beginning of period	4,822	5,472

Net assets at end of period	$4,480	$5,426

Net asset value per common share outstanding	$20.14	$20.12
Common shares outstanding at end of period	222.4	269.7

See accompanying notes.

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(in millions)

	Three Months Ended March 31,
	2016	2015
Operating Activities
Net (loss) earnings	$(80)	$15
Adjustments to reconcile net (loss) earnings to net cash provided by (used in) operating activities:
Net unrealized depreciation (appreciation) of investments	71	(254)
Net realized loss on investments	100	256
Effects on exchange rate changes on assets and liabilities denominated in foreign currencies	1	3
Accrued PIK interest and dividends on investments	(29)	(25)
Stock-based compensation	7	7
(Increase) decrease in interest and dividend receivable	(7)	5
(Increase) decrease in deferred tax asset, net	(14)	62
Decrease (increase) in other assets	2	(6)
Decrease in other liabilities	(5)	(27)
Payment of long term incentive plan liability	(12)	(46)
Other	16	(2)

Net cash provided by (used in) operating activities	50	(12)

Investing Activities
Purchases and originations of investments	(154)	(807)
Repayments from portfolio company revolving credit facility investments, net	7	2
Principal repayments on debt investments	50	61
Proceeds from loan syndications and loan sales	539	54
Payment of accrued PIK notes and dividend and accreted original issue discounts	14	17
Proceeds from equity investments	32	93
Increase in cash collateral on total return swaps	—	95
Other	—	(3)

Net cash provided by (used in) investing activities	488	(488)

Financing Activities
(Payments on) proceeds from revolving credit facilities, net	(368)	304
Decrease (increase) in debt service escrows	1	(11)
Proceeds from issuance of common stock upon exercise of stock options	4	17
Repurchase of common stock	(297)	—
Other	3	2

Net cash (used in) provided by financing activities	(657)	312

Effect of currency rate changes on cash and cash equivalents	—	(19)
Net decrease in cash and cash equivalents	(119)	(188)
Cash and cash equivalents at beginning of period	483	676

Cash and cash equivalents at end of period	$364	$469

See accompanying notes.

 AMERICAN CAPITAL, LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(unaudited)

(in millions, except per share data)

	Three Months Ended March 31,
	2016	2015
Per Share Data
Net asset value at beginning of the period	$19.88	$20.50

Net operating income(1)	0.31	0.18
Net realized loss, net of tax(1)	(0.37)	(0.78)
Net unrealized (depreciation) appreciation, net of tax(1)	(0.28)	0.66

Net (loss) earnings(1)	(0.34)	0.06
Issuance of common stock from stock compensation plans	(0.02)	(0.15)
Repurchase of common stock	0.53	—
Cumulative translation adjustment, net of tax	0.04	(0.36)
Other, net(2)	0.05	0.07

Net asset value at end of period	$20.14	$20.12

Ratio/Supplemental Data
Per share market value at end of period	$15.24	$14.79
Total investment return(3)	10.51%	1.23%
Shares of common stock outstanding at end of period	222.4	269.7
Net assets at end of period	$4,480	$5,426
Average net assets(4)	$4,651	$5,449
Average debt outstanding(5)	$1,012	$1,845
Average debt outstanding per common share(1)	$4.31	$6.81
Portfolio turnover rate(6)	11.09%	14.60%
Ratio of operating expenses to average net assets(6)	5.88%	5.66%
Ratio of operating expenses, net of interest expense, to average net assets(6)	4.58%	4.39%
Ratio of interest expense to average net assets(6)	1.30%	1.27%
Ratio of net operating income to average net assets(6)	6.40%	3.72%

(1)
Weighted average basic per share data.

(2)
Represents the impact of (i) the other components in the changes in net assets, including other capital transactions such as the purchase of common stock held in deferred compensation trusts, stock-based compensation, income tax deductions related to the exercise of stock options and distribution of stock awards in excess of U.S. GAAP expense credited to additional paid-in capital and (ii) the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end.

(3)
Total investment return is based on the change in the market value of our common stock taking into account dividends, if any, reinvested in accordance with the terms of our dividend reinvestment plan. The total investment return has not been annualized.

(4)
Based on the quarterly average of net assets as of the beginning and end of each period presented.

(5)
Based on a daily weighted average balance of debt outstanding, excluding deferred financing costs and discounts, during the period.

(6)
Ratios are annualized.

See accompanying notes.

AMERICAN CAPITAL, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2016
(unaudited)
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
AMERICAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
AmWINS Group, LLC	Insurance	Second Lien Senior Debt(6)	9.5%	N/A	9/20		$46.0	$45.0	$45.1
Bensussen Deutsch & Associates, LLC	Distributors	Second Lien Senior Debt(6)	12.0%	2.0%	9/19		43.1	41.3	44.7
		Common Stock				1,224,089		2.2	15.7

								43.5	60.4
BeyondTrust Software, Inc.	Software	First Lien Senior Debt(6)	8.0%	N/A	9/19		30.1	30.1	29.2
BluePay Processing, LLC	Consumer Finance	Second Lien Senior Debt(6)	9.5%	N/A	8/22		32.8	32.8	32.8
Blue Wolf Capital Fund II, L.P.(7)	Capital Markets	Limited Partnership Interest(4)						9.0	8.0
BRG Sports, Inc.	Leisure Products	Redeemable Preferred Stock(4)				2,009		2.5	3.0
		Common Units(4)				6,566,655		0.7	—

								3.2	3.0
CAMP International Holding Company	Transportation Infrastructure	Second Lien Senior Debt(6)	8.3%	N/A	11/19		15.0	15.0	13.7
Cast & Crew Payroll, LLC	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.8%	N/A	8/23		36.0	35.7	34.5
CGSC of Delaware Holdings Corporation(7)	Insurance	Second Lien Senior Debt(6)	8.3%	N/A	10/20		2.0	2.0	2.0
Chariot Acquisition, LLC	Distributors	First Lien Senior Debt(6)	7.3%	N/A	9/21		29.9	29.6	28.5
Compusearch Software Systems, Inc.	Software	Second Lien Senior Debt(6)	9.8%	N/A	11/21		51.0	51.0	51.0
Convergint Technologies, LLC	Commercial Services & Supplies	Second Lien Senior Debt(6)	9.0%	N/A	12/17 - 12/20		94.0	94.0	94.0
CPI Buyer, LLC	Trading Companies & Distributors	Second Lien Senior Debt(6)	8.5%	N/A	8/22		25.0	24.7	23.7
Crossroads Equity Holdings LLC	Real Estate	First Lien Senior Debt(6)	5.9%	N/A	6/18		3.2	3.2	2.9
Datapipe, Inc.	IT Services	Second Lien Senior Debt(6)	8.5%	N/A	9/19		29.5	29.2	28.8
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	Mezzanine Debt(6)	N/A	13.5%	7/21		1.4	1.4	1.1
DiversiTech Corporation	Building Products	Second Lien Senior Debt(6)	9.0%	N/A	11/22		9.5	9.4	9.4
Electronic Warfare Associates, Inc.	IT Services	First Lien Senior Debt(6)	13.0%	N/A	2/19		15.0	15.0	15.0
		Common Stock Warrants(4)(6)				863,887		0.8	0.8

								15.8	15.8
Financière OFIC S.A.S.(7)	Building Products	Warrants(4)				3,047,200		—	3.0
Flexera Software LLC	Software	Second Lien Senior Debt(6)	8.0%	N/A	4/21		5.0	5.0	4.7
FXI Holdings, Inc.	Household Durables	Common Stock(4)				3,163		—	0.6
Galls, LLC	Specialty Retail	Second Lien Senior Debt(6)	9.5%	N/A	6/17 - 8/21		31.6	31.6	31.6

March 31, 2016
(unaudited)
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
The Gordian Group, Inc.	Internet Software & Services	First Lien Senior Debt(6)	5.6%	N/A	7/19		40.7	40.7	39.9
Hyland Software, Inc.	Software	Second Lien Senior Debt(6)	8.3%	N/A	7/23		10.0	10.0	9.5
Industrial Container Services, LLC	Containers & Packaging	First Lien Senior Debt(6)	6.8%	N/A	12/18		49.7	49.7	49.7
		Second Lien Senior Debt(6)	10.2%	N/A	12/19		10.0	9.9	9.9

								59.6	59.6
Infogix Parent Corporation	IT Services	First Lien Senior Debt(6)	7.8%	N/A	12/21		90.0	88.3	88.1
		Redeemable Preferred Stock(6)				2,475		2.6	2.6

								90.9	90.7
Inmar, Inc.	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.0%	N/A	1/22		20.0	19.8	15.6
Iotum Global Holdings, Inc.(7)	Diversified Telecommunication Services	First Lien Senior Debt(6)	N/A	10.0%	5/17		1.3	1.3	1.3
iParadigms, LLC	Internet Software & Services	Second Lien Senior Debt(6)	8.3%	N/A	7/22		39.5	39.3	38.7
Iron Bow Technologies, LLC	Electronic Equipment, Instruments & Components	Second Lien Senior Debt(6)	10.4%	2.8%	2/21		15.1	15.1	15.1
Jazz Acquisition, Inc.	Aerospace & Defense	Second Lien Senior Debt(6)	7.8%	N/A	6/22		25.0	24.9	18.8
Kele Holdco, Inc.	Trading Companies & Distributors	First Lien Senior Debt(6)	7.0%	N/A	10/20 - 10/22		71.3	71.3	71.3
		Common Stock(4)(6)				30,000		3.0	3.0

								74.3	74.3
Landslide Holdings, Inc.	Software	Second Lien Senior Debt(6)	8.3%	N/A	2/21		9.0	9.0	8.1
Lenox Park C-F Owner, LLC	Real Estate	First Lien Senior Debt(6)	5.2%	N/A	4/18		17.0	17.0	16.6
LTG Acquisition, Inc.	Communications Equipment	Second Lien Senior Debt(6)	9.0%	N/A	10/20		46.0	46.0	42.2
		Common Stock(4)(6)				5,000		5.0	3.6

								51.0	45.8
Mitchell International, Inc.	Software	Second Lien Senior Debt(6)	8.5%	N/A	10/21		17.0	16.9	15.1
M-IV Lake Center LLC	Real Estate	First Lien Senior Debt(6)	5.7%	N/A	12/17		7.0	7.0	6.6
Novetta Solutions, LLC	IT Services	First Lien Senior Debt(6)	6.0%	N/A	10/22		13.0	12.9	12.7
		Second Lien Senior Debt(6)	9.5%	N/A	10/23		31.0	30.7	29.9

								43.6	42.6
OnCourse Learning Corporation	Diversified Consumer Services	First Lien Senior Debt(6)	8.5%	N/A	2/19		19.5	19.4	19.4
Osmose Utility Services, Inc.	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.8%	N/A	8/23		34.0	33.7	33.1
Park Place Technologies, LLC	IT Services	Second Lien Senior Debt(6)	10.0%	N/A	12/22		41.5	41.5	41.5
Parmenter Woodland Park Plaza, LLC	Real Estate	First Lien Senior Debt(6)	5.3%	N/A	9/18		17.5	17.5	16.2
Photonis Technologies SAS(7)	Aerospace & Defense	First Lien Senior Debt(6)	8.5%	N/A	9/19		29.7	29.4	29.2
Project Silverback Holdings Corp.	IT Services	First Lien Senior Debt(6)	6.5%	N/A	7/20		23.9	23.7	23.2

March 31, 2016
(unaudited)
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
		Convertible Preferred Stock(6)				743		0.9	0.7
		Common Stock(4)				308,224		—	0.4

								24.6	24.3
Qualium I(7)	Capital Markets	Common Stock(4)				247,939		5.2	5.0
Ranpak Corp.	Containers & Packaging	Second Lien Senior Debt(6)	8.3%	N/A	10/22		25.0	25.0	22.0
Sage Products Holdings III, LLC	Health Care Equipment & Supplies	Second Lien Senior Debt(6)	9.3%	N/A	6/20		20.6	20.7	20.6
Severin Acquisition, LLC	Software	Second Lien Senior Debt(6)	9.8%	N/A	7/22		29.9	29.4	29.4
Systems Maintenance Services Holding, Inc.	IT Services	Second Lien Senior Debt(6)	9.3%	N/A	10/20		35.0	34.8	34.8
TA THI Parent, Inc.	Auto Components	Second Lien Senior Debt(6)	9.8%	N/A	1/21		41.5	41.0	41.9
		Convertible Preferred Stock(4)(6)				25,000		2.5	3.3

								43.5	45.2
Teasdale Foods, Inc.	Food & Staples Retailing	Second Lien Senior Debt(6)	8.8%	N/A	10/21		31.5	31.5	30.4
Tyche Holdings, LLC	IT Services	Second Lien Senior Debt(6)	10.5%	N/A	11/22		35.0	34.9	35.0
Tyden Cayman Holdings Corp.(7)	Electronic Equipment, Instruments & Components	Convertible Preferred Stock(4)(6)				46,276		0.1	0.1
		Common Stock(4)(6)				5,521,203		5.5	3.4

								5.6	3.5
W3 Co.	Commercial Services & Supplies	Second Lien Senior Debt(6)	9.3%	N/A	9/20		8.9	8.8	4.0
WP CPP Holdings, LLC	Aerospace & Defense	Second Lien Senior Debt(6)	8.8%	N/A	4/21		19.7	19.6	17.1
WRH, Inc.	Life Sciences Tools & Services	Mezzanine Debt(6)	8.9%	6.3%	8/18		104.2	103.9	100.3
EUROPEAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	Mezzanine Debt	N/A	13.5%	7/21		8.0	8.0	6.7
Financière Newglass S.A.S.(7)	Building Products	Convertible Preferred Stock				15,000,000		18.2	16.4
Modacin France S.A.S.(7)	Specialty Retail	Mezzanine Debt(5)	—%	4.0%	11/19		22.7	11.7	—
Mobipark S.A.S.(7)	Electronic Equipment, Instruments & Components	First Lien Senior Debt	0.7%	N/A	10/17 - 12/17		2.3	2.2	2.2
Zodiac Marine and Pool S.A.(7)	Marine	Second Lien Senior Debt(5)	—%	4.0%	3/17		37.2	25.7	0.4
		Mezzanine Debt(5)	—%	8.6%	9/17		77.4	38.8	0.2

								64.5	0.6
SENIOR FLOATING RATE LOANS
BarBri, Inc.	Diversified Consumer Services	First Lien Senior Debt(6)	4.5%	N/A	7/19		4.0	4.0	3.1
Mitchell International, Inc.	Software	First Lien Senior Debt(6)(8)	4.5%	N/A	10/20		2.2	2.2	2.1
Southwire Company, LLC	Electrical Equipment	First Lien Senior Debt(6)(8)	3.2%	N/A	2/21		8.0	8.0	7.6
Wesco Aircraft Hardware Corp.(7)	Aerospace & Defense	First Lien Senior Debt(6)(8)	3.3%	N/A	2/21		1.7	1.7	1.6

March 31, 2016
(unaudited)
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
AMERICAN CAPITAL CLO INVESTMENTS
ACAS CLO 2007-1, Ltd.(7)		Secured Notes(6)			4/21		8.5	8.4	8.3
		Subordinated Notes(6)			4/21		25.9	11.6	12.6

								20.0	20.9
Apidos CLO XVIII, Ltd.(7)		Subordinated Notes(6)			7/26		39.4	32.3	20.2
Apidos CLO XXI(7)		Subordinated Notes(6)			6/27		12.4	10.9	8.8
Ares IIIR/IVR CLO Ltd.(7)		Subordinated Notes(6)			4/21		20.0	11.1	3.9
Babson CLO Ltd. 2006-II(7)		Income Notes(4)(6)			10/20		15.0	2.7	—
Babson CLO Ltd. 2013-II(7)		Income Notes(6)			1/25		5.0	3.7	2.5
Babson CLO Ltd. 2014-I(7)		Subordinated Notes(6)			7/25		8.5	6.2	3.3
Babson CLO Ltd. 2014-II(7)		Subordinated Notes(6)			9/26		25.0	19.9	8.5
Blue Hill CLO, Ltd.(7)		Subordinated Notes(6)			1/26		23.1	17.3	5.8
Carlyle Global Market Strategies CLO 2013-3, Ltd.(7)		Subordinated Notes(6)			7/25		5.0	3.4	2.6
Carlyle Global Market Strategies CLO 2015-3, Ltd.(7)		Subordinated Notes(6)			7/28		28.2	24.1	20.6
Cent CDO 12 Limited(7)		Income Notes(6)			11/20		26.4	13.4	26.0
Cent CLO 22 Limited(7)		Subordinated Notes(6)			11/26		45.4	36.6	15.2
Cent CLO 24 Limited(7)		Subordinated Notes(6)			10/26		28.0	27.0	20.2
Centurion CDO 8 Limited(7)		Subordinated Notes(4)(6)			3/17		5.0	0.2	—
CoLTs 2005-1 Ltd.(7)		Preference Shares(4)(6)			3/16	360		1.7	0.1
CoLTs 2005-2 Ltd.(7)		Preference Shares(4)(6)			12/18	34,170,000		11.0	0.4
CREST Exeter Street Solar 2004-1(7)		Preferred Securities(4)(6)			6/39	3,500,000		3.2	—
Dryden 40 Senior Loan Fund(7)		Subordinated Notes(6)			8/28		9.5	8.3	6.2
Eaton Vance CDO X plc(7)		Secured Subordinated Notes(6)			2/27		15.0	11.1	4.1
Flagship CLO V(7)		Deferrable Notes(6)			9/19		1.7	1.5	1.7
		Subordinated Securities(6)			9/19	15,000		7.1	0.7

								8.6	2.4
Galaxy III CLO, Ltd(7)		Subordinated Notes(4)			8/16		4.0	0.2	—
GoldenTree Loan Opportunities VII, Limited(7)		Subordinated Notes(6)			4/25		35.3	30.5	20.7
Halcyon Loan Advisors Funding 2014-1 Ltd.(7)		Subordinated Notes(6)			2/26		1.3	1.0	0.4
Halcyon Loan Advisors Funding 2015-2, Ltd.(7)		Subordinated Notes(6)			7/27		21.7	18.9	14.8
Herbert Park B.V.(7)		Subordinated Notes(6)			10/26		25.5	26.7	19.8
LightPoint CLO IV, LTD(7)		Income Notes(4)(6)			4/18		6.7	3.6	—
LightPoint CLO VII, Ltd.(7)		Subordinated Notes(6)			5/21		9.0	2.6	1.4
Madison Park Funding XII, Ltd.(7)		Subordinated Notes(6)			7/26		10.0	8.3	6.4

March 31, 2016
(unaudited)
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Madison Park Funding XIII, Ltd.(7)		Subordinated Notes(6)			1/25		30.9	24.8	18.0
NYLIM Flatiron CLO 2006-1 LTD.(7)		Subordinated Securities(6)			8/20	10,000		4.4	2.4
Och Ziff Loan Management XIII, Ltd.(7)		Subordinated Notes(6)			7/27		15.0	13.2	11.7
Octagon Investment Partners XVIII, Ltd.(7)		Subordinated Notes(6)			12/24		16.4	12.4	7.5
Octagon Investment Partners XIX, Ltd.(7)		Subordinated Notes(6)			4/26		25.0	18.2	12.8
OHA Credit Partners XI, Ltd.(7)		Subordinated Notes(6)			10/28		33.5	30.9	26.7
Sapphire Valley CDO I, Ltd.(7)		Subordinated Notes(6)			12/22		14.0	17.6	10.9
THL Credit Wind River 2014-2 CLO Ltd.(7)		Income Notes			7/26		15.0	9.7	7.4
Vitesse CLO, Ltd.(7)		Preferred Securities(4)(6)			8/20	20,000,000		11.9	—
Voya CLO 2014-4, Ltd.(7)		Subordinated Notes(6)			10/26		26.7	22.6	15.4

Subtotal Non-Control / Non-Affiliate Investments (40% of total investments at fair value)								$2,211.3	$1,921.4

AMERICAN CAPITAL AFFILIATE INVESTMENTS
IS Holdings I, Inc.	Software	Common Stock(4)(6)				2,000,000		$5.2	$11.5
Mobipark S.A.S.(7)	Electronic Equipment, Instruments & Components	First Lien Senior Debt(6)	2.1%	N/A	12/17		$4.0	3.8	3.4
		Convertible Preferred Stock(4)(6)				28,317,268		9.1	28.2
		Redeemable Preferred Stock(4)(6)				25,751,312		7.2	31.0

								20.1	62.6
Primrose Holding Corporation	Diversified Consumer Services	Common Stock(4)(6)				7,227		—	8.1
Roark—Money Mailer, LLC	Media	Common Membership Units(4)				6.0%		0.7	1.7

Subtotal Affiliate Investments (2% of total investments at fair value)								$26.0	$83.9

AMERICAN CAPITAL CONTROL INVESTMENTS
ACAS Real Estate Holdings Corporation	Real Estate	Common Stock(6)				100%		$4.5	$9.9
Alcami Holdings LLC	Life Sciences Tools & Services	First Lien Senior Debt(6)	6.5%	N/A	3/17 - 10/20		103.6	102.8	105.7
		Mezzanine Debt(6)	7.1%	6.1%	10/20		143.1	142.1	143.1
		Redeemable Preferred Stock(4)(6)				84,936		61.1	0.1

								306.0	248.9
American Capital Asset Management, LLC	Capital Markets	Mezzanine Debt(6)	5.0%	N/A	9/16		$35.0	35.0	35.0
		Common Membership Interest(6)				100%		601.1	998.0

								636.1	1,033.0
American Driveline Systems, Inc.	Diversified Consumer Services	Mezzanine Debt(6)	N/A	11.0%	3/21		49.0	49.0	49.0

March 31, 2016
(unaudited)
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
		Redeemable Preferred Stock(4)(6)				7,121		83.5	9.7
		Common Stock(4)(6)				289,215		18.2	—

								150.7	58.7
Capital.com, Inc.	Diversified Financial Services	Common Stock(4)(6)				8,500,100		0.9	1.2
ECA Acquisition Holdings, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	N/A	10.0%	12/16		9.0	9.0	9.0
		Mezzanine Debt(5)(6)	N/A	16.5%	12/16		19.3	12.1	4.0
		Redeemable Preferred Stock(4)(6)				2,150		2.2	—
		Common Stock(4)(6)				1,000		14.9	—

								38.2	13.0
eLynx Holdings, Inc.	IT Services	Convertible Preferred Stock(6)				11,728		35.5	41.7
		Redeemable Preferred Stock(6)				30,162		37.1	40.3
		Common Stock(4)(6)				16,087		1.1	—
		Common Stock Warrants(4)(6)				1,026,321		5.5	—

								79.2	82.0
EXPL Pipeline Holdings LLC(7)	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	8.1%	N/A	1/17		41.0	40.7	41.9
		Common Membership Units(4)(6)				100,000		60.6	38.1

								101.3	80.0
FAMS Acquisition, Inc.	Diversified Financial Services	Mezzanine Debt(6)	12.0%	2.0%	1/16		12.9	12.9	11.8
		Mezzanine Debt(5)(6)	12.5%	3.0%	1/16		26.2	18.3	15.1

								31.2	26.9
FPI Holding Corporation	Food Products	First Lien Senior Debt(5)(6)	N/A	20.0%	7/16		0.5	0.4	—
Group Montana, Inc.	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	6.3%	N/A	1/17		5.2	5.2	5.2
		Convertible Preferred Stock(6)				4,000		6.4	6.6
		Common Stock(4)(6)				100%		12.5	1.7

								24.1	13.5
Halex Holdings, Inc.	Construction Materials	Second Lien Senior Debt(5)(6)	8.5%	N/A	1/18		15.6	15.6	15.6
		Common Stock(4)(6)				51,853		9.2	13.1

								24.8	28.7
HALT Medical, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(5)(6)	N/A	22.0%	6/16		113.2	74.0	36.0
Hard 8 Games, LLC	Hotels, Restaurants & Leisure	First Lien Convertible Senior Debt	N/A	7.2%	12/16		62.2	62.2	62.2
		Membership Units(4)				2		24.0	23.1

								86.2	85.3
LLSC Holdings Corporation	Personal Products	Convertible Preferred Stock(4)(6)				9,000		10.9	19.1
		Common Stock(4)(6)				1,000		—	1.2
		Common Stock Warrants(4)(6)				675		—	0.8

								10.9	21.1

March 31, 2016
(unaudited)
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Montgomery Lane, LLC(7)	Diversified Financial Services	Common Membership Units(4)(6)				100		—	3.8
MW Acquisition Corporation	Health Care Providers & Services	Redeemable Preferred Stock(6)				2,485		2.9	2.9
		Convertible Preferred Stock(6)				88,084		51.2	76.0
		Common Stock(4)(6)				110,720		—	20.3

								54.1	99.2
NECCO Holdings, Inc.	Food Products	First Lien Senior Debt(5)(6)	6.5%	N/A	11/16		12.9	9.7	7.9
		Second Lien Senior Debt(5)(6)	N/A	18.0%	11/16		8.1	3.1	—
		Common Stock(4)(6)				860,189		0.1	—

								12.9	7.9
NECCO Realty Investments, LLC	Real Estate	First Lien Senior Debt(5)(6)	2.8%	11.2%	12/17		77.7	32.8	24.9
		Common Membership Units(4)(6)				7,450		4.9	—

								37.7	24.9
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	First Lien Senior Debt(6)	12.5%	N/A	1/18		1.4	1.4	1.4
		Mezzanine Debt(6)	N/A	17.0%	1/18		11.2	11.2	11.2
		Mezzanine Debt(5)(6)	N/A	19.0%	1/18		31.8	22.6	22.9
		Common Stock(4)(6)				631,049		4.2	—

								39.4	35.5
RD Holdco Inc.	Household Durables	Second Lien Senior Debt(6)	11.3%	N/A	12/18		16.9	15.5	16.6
		Common Stock(4)(6)				458,596		23.6	19.8
		Common Stock Warrants(4)(6)				56,372		2.9	2.4

								42.0	38.8
Rebellion Media Group Corp.(7)	Internet Software & Services	First Lien Senior Debt(5)(6)	N/A	12.0%	7/16		20.9	12.3	3.9
Scanner Holdings Corporation	Technology Hardware, Storage & Peripherals	Mezzanine Debt(6)	14.0%	N/A	6/22		16.6	16.6	16.6
		Convertible Preferred Stock(6)				66,424,135		8.9	6.2
		Common Stock(4)				167,387		0.1	—

								25.6	22.8
SEHAC Holding Corporation	Diversified Consumer Services	Convertible Preferred Stock(6)				14,850		15.0	232.3
		Common Stock(6)				150		0.2	2.3

								15.2	234.6
Soil Safe Acquisition Corp.	Professional Services	First Lien Senior Debt(6)	8.0%	N/A	1/18 - 12/18		20.4	20.3	20.4
		Second Lien Senior Debt(6)	10.8%	N/A	7/19		12.7	12.7	12.7
		Mezzanine Debt(6)	8.5%	7.7%	12/19		73.7	73.6	73.7
		Common Stock(4)(6)				810		9.0	11.6

								115.6	118.4
WIS Holding Company, Inc.	Commercial Services & Supplies	Convertible Preferred Stock(4)(6)				1,206,598		105.9	—
		Common Stock(4)(6)				301,650		16.0	—

								121.9	—
EUROPEAN CAPITAL CONTROL INVESTMENTS
Bellotto Holdings Limited(7)	Household Durables	Redeemable Preferred Stock				7,300,610	2.3	40.5	42.1

March 31, 2016
(unaudited)
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
		Common Stock(4)				2,697,010		92.2	118.7

								132.7	160.8
Blue Topco GmbH(7)	Commercial Services & Supplies	First Lien Senior Debt	4.0%	1.0%	6/19		2.4	2.4	2.4
		Mezzanine Debt(5)	N/A	3.2%	6/19		13.8	7.2	8.3

								9.6	10.7
Columbo TopCo Limited(7)	Commercial Services & Supplies	Redeemable Preferred Stock(4)				34,179,330	27.6	76.5	51.8
		Common Stock(4)				757,743		1.1	—

								77.6	51.8
European Capital Private Debt LP(7)	Diversified Financial Services	Partnership Interest				1,650		97.1	101.6
European Capital UK SME Debt LP(7)	Diversified Financial Services	Partnership Interest				500		12.2	12.0
Financière Tarmac S.A.S.(7)	Commercial Services & Supplies	Common Stock(4)				69,801,903		23.7	7.0
		Redeemable Preferred Stock(4)				31,303,601		32.7	35.4

								56.4	42.4
HCV1 S.A.S(7)	Machinery	First Lien Senior Debt	6.0%	7.8%	2/20		3.6	3.6	3.5
		Common Stock(4)				14,569,412		26.1	—

								29.7	3.5
Holding Saint Augustine S.A.S.(7)	Air Freight & Logistics	First Lien Senior Debt	N/A	N/A	9/19		4.5	4.5	—
Miles 33 Limited(7)	Software	First Lien Senior Debt	4.0%	1.3%	12/17 - 9/18		7.3	7.3	7.3
		Mezzanine Debt(5)	5.0%	5.0%	9/21		16.7	13.4	13.4

								20.7	20.7
AMERICAN CAPITAL CONTROL CLO INVESTMENT
ACAS Wachovia Investments, L.P.(7)	Diversified Financial Services	Partnership Interest(4)				90%		1.8	0.5

Subtotal Control Investments (58% of total investments at fair value)								$2,487.5	$2,732.0

Total Investment Assets								$4,724.8	$4,737.3

Funds	Cost	Fair Value
MONEY MARKET FUNDS(3)
JPMorgan Prime Money Market Fund(6)	$29.2	$29.2
BofA Funds Series Trust—BofA Money Market Reserves(6)	28.0	28.0
Fidelity Institutional Money Market Prime Money Market Portfolio—Institutional CL(6)	28.0	28.0
Wells Fargo Heritage Money Market Fund(6)	27.1	27.1
BlackRock Cash Funds Institutional Institutional Shares(6)	25.0	25.0
BlackRock Liquidity Funds TempFund Institutional Shares(6)	24.0	24.0
BlackRock Cash Funds Prime Institutional Shares(6)	21.5	21.5

Total Money Market Funds	$182.8	$182.8

(1)
Certain of the securities are issued by affiliate(s) of the listed portfolio company.

(2)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities in effect on the date presented, which are presented by the nature of indebtedness by a single issuer. Some loans and debt securities bear interest at variable rates, primarily the three-month London Interbank Offered Rate ("LIBOR"), with interest rate floors. Payment-in-kind interest ("PIK") represents contractually deferred interest that is typically compounded into the principal balance of the loan or debt security, if not paid on a current basis. PIK interest may be prepaid by the portfolio company's election, but

March 31, 2016
(unaudited)
(in millions, except share data)

  generally is paid upon a change of control transaction or maturity. The maturity date represents the latest date in which the loan or debt security is scheduled to terminate.

(3)
Included in cash and cash equivalents and restricted cash and cash equivalents on our consolidated balance sheets.

(4)
Some or all of the securities are non-income producing.

(5)
Loan is on non-accrual status and therefore considered non-income producing.

(6)
All or a portion of the investments or instruments are pledged as collateral under various secured financing arrangements.

(7)
Investments that are not "qualifying assets" under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of March 31, 2016, non-qualifying assets were approximately $1.0 billion, or 22% of net assets.

(8)
All or a portion of these investments were transferred to a CLO fund managed by American Capital Asset Management, LLC. The transfer has been accounted for as a secured financing arrangement for GAAP reporting purposes.

 AMERICAN CAPITAL, LTD.
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2015
(in millions, except share data)

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
AMERICAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
2 TransAm LLC(7)	Real Estate	First Lien Senior Debt(6)	5.4%	N/A	1/18		$6.1	$6.1	$6.1
AmWINS Group, LLC	Insurance	Second Lien Senior Debt(6)	9.5%	N/A	9/20		46.0	45.0	45.7
Bensussen Deutsch & Associates, LLC	Distributors	Second Lien Senior Debt(6)	12.0%	2.0%	9/19		44.0	42.0	44.8
		Common Stock(4)				1,224,089		2.2	12.9

								44.2	57.7
BeyondTrust Software, Inc.	Software	First Lien Senior Debt(6)	8.0%	N/A	9/19		31.9	31.9	31.9
Blue Wolf Capital Fund II, L.P.(7)	Capital Markets	Limited Partnership Interest(4)						9.0	8.0
BRG Sports, Inc.	Leisure Products	Redeemable Preferred Stock(4)				2,009		2.5	3.0
		Common Units(4)				6,566,655		0.7	—

								3.2	3.0
Buena Vida CRP 17, LP	Real Estate	First Lien Senior Debt(6)	5.5%	N/A	10/18		3.8	3.8	3.8
CAMP International Holding Company	Transportation Infrastructure	Second Lien Senior Debt(6)	8.3%	N/A	11/19		15.0	15.0	14.6
Cast & Crew Payroll, LLC	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.8%	N/A	8/23		36.0	35.7	35.5
CGSC of Delaware Holdings Corporation(7)	Insurance	Second Lien Senior Debt(6)	8.3%	N/A	10/20		2.0	2.0	1.9
Chariot Acquisition, LLC	Distributors	First Lien Senior Debt(6)	7.3%	N/A	9/21		29.9	29.6	29.6
Compusearch Software Systems, Inc.	Software	Second Lien Senior Debt(6)	9.8%	N/A	11/21		51.0	51.0	51.0
Convergint Technologies, LLC	Commercial Services & Supplies	Second Lien Senior Debt(6)	9.0%	N/A	12/17 - 12/20		94.0	94.0	94.0
CPI Buyer, LLC	Trading Companies & Distributors	Second Lien Senior Debt(6)	8.5%	N/A	8/22		25.0	24.7	23.7
Crossroads Equity Holdings LLC	Real Estate	First Lien Senior Debt(6)	5.7%	N/A	6/18		3.2	3.2	3.2
Datapipe, Inc.	IT Services	Second Lien Senior Debt(6)	8.5%	N/A	9/19		29.5	29.1	28.8
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	Mezzanine Debt(6)	N/A	13.5%	7/21		1.4	1.4	0.9
Denver II Hospitality, LLC	Real Estate	First Lien Senior Debt(6)	5.2%	N/A	7/18		12.0	12.0	12.0
DiversiTech Corporation	Building Products	Second Lien Senior Debt(6)	9.0%	N/A	11/22		9.5	9.4	9.4
Electronic Warfare Associates, Inc.	IT Services	First Lien Senior Debt(6)	13.0%	N/A	2/19		15.0	15.0	15.0
		Common Stock Warrants(4)(6)				863,887		0.8	0.8

								15.8	15.8
Exchange South Owner, LLC(7)	Real Estate	First Lien Senior Debt(6)	5.5%	N/A	1/18		8.6	8.6	8.6
Financière OFIC S.A.S.(7)	Building Products	Warrants(4)				3,047,200		—	2.8
Flexera Software LLC	Software	Second Lien Senior Debt(6)	8.0%	N/A	4/21		5.0	5.0	4.7
FXI Holdings, Inc.	Household Durables	Common Stock(4)				3,163		—	0.6
Galls, LLC	Specialty Retail	Second Lien Senior Debt(6)	9.5%	N/A	6/17 - 8/21		26.0	26.0	26.0

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
The Gordian Group, Inc.	Internet Software & Services	First Lien Senior Debt(6)	5.4%	N/A	7/19		40.4	40.4	39.6
HHG Stone Oak Hotel, LLC	Real Estate	First Lien Senior Debt(6)	5.2%	N/A	9/18		10.4	10.4	10.4
Hyland Software, Inc.	Software	Second Lien Senior Debt(6)	8.3%	N/A	7/23		10.0	10.0	9.4
Industrial Container Services, LLC	Containers & Packaging	First Lien Senior Debt(6)	6.8%	N/A	12/18		49.9	49.9	49.9
		Second Lien Senior Debt(6)	10.2%	N/A	12/19		10.0	9.9	9.9

								59.8	59.8
Infogix Parent Corporation	IT Services	First Lien Senior Debt(6)	7.8%	N/A	12/21		155.0	151.6	151.6
		Redeemable Preferred Stock(6)				2,475		2.5	2.5

								154.1	154.1
Inmar, Inc.	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.0%	N/A	1/22		20.0	19.8	18.9
Iotum Global Holdings, Inc.(7)	Diversified Telecommunication Services	First Lien Senior Debt(6)	N/A	10.0%	5/17		1.5	1.5	1.5
iParadigms, LLC	Internet Software & Services	Second Lien Senior Debt(6)	8.3%	N/A	7/22		39.5	39.3	38.7
Jazz Acquisition, Inc.	Aerospace & Defense	Second Lien Senior Debt(6)	7.8%	N/A	6/22		25.0	24.9	22.5
Kele Holdco, Inc.	Trading Companies & Distributors	First Lien Senior Debt(6)	7.0%	N/A	10/20 - 10/22		71.3	71.3	71.3
		Common Stock(4)(6)				30,000		3.0	3.0

								74.3	74.3
Landslide Holdings, Inc.	Software	Second Lien Senior Debt(6)	8.3%	N/A	2/21		9.0	9.0	8.3
Lenox Park C-F Owner, LLC	Real Estate	First Lien Senior Debt(6)	5.0%	N/A	4/18		17.0	17.0	17.0
LTG Acquisition, Inc.	Communications Equipment	Second Lien Senior Debt(6)	9.0%	N/A	10/20		46.0	46.0	42.9
		Common Stock(4)(6)				5,000		5.0	4.1

								51.0	47.0
Mitchell International, Inc.	Software	Second Lien Senior Debt(6)	8.5%	N/A	10/21		17.0	16.9	16.3
M-IV Lake Center LLC(7)	Real Estate	First Lien Senior Debt(6)	5.5%	N/A	12/17		7.0	7.0	7.0
Novetta Solutions, LLC	IT Services	First Lien Senior Debt(6)	6.0%	N/A	10/22		13.0	12.9	12.7
		Second Lien Senior Debt(6)	9.5%	N/A	10/23		31.0	30.7	30.8

								43.6	43.5
OnCourse Learning Corporation	Diversified Consumer Services	First Lien Senior Debt(6)	8.5%	N/A	2/19		19.6	19.5	19.5
Osmose Utility Services, Inc.	Commercial Services & Supplies	Second Lien Senior Debt(6)	8.8%	N/A	8/23		34.0	33.7	33.9
Park Place Technologies, LLC	IT Services	Second Lien Senior Debt(6)	10.0%	N/A	12/22		41.5	41.5	41.5
Parmenter Woodland Park Plaza, LLC	Real Estate	First Lien Senior Debt(6)	5.2%	N/A	9/18		16.9	16.9	16.9
Photonis Technologies SAS(7)	Aerospace & Defense	First Lien Senior Debt(6)	8.5%	N/A	9/19		29.8	29.5	28.6
Project Silverback Holdings Corp.	IT Services	First Lien Senior Debt(6)	6.5%	N/A	7/20		24.7	24.5	24.8
		Convertible Preferred Stock(6)				743		0.8	0.8
		Common Stock(4)				308,224		—	0.4

								25.3	26.0
Qualium I(7)	Capital Markets	Common Stock(4)				247,939		5.2	4.8

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Ranpak Corp.	Containers & Packaging	Second Lien Senior Debt(6)	8.3%	N/A	10/22		25.0	25.0	24.8
Sage Products Holdings III, LLC	Health Care Equipment & Supplies	Second Lien Senior Debt(6)	9.3%	N/A	6/20		20.6	20.7	20.7
Severin Acquisition, LLC	Software	Second Lien Senior Debt(6)	9.4%	N/A	7/22		25.5	25.1	25.1
Systems Maintenance Services Holding, Inc.	IT Services	Second Lien Senior Debt(6)	9.3%	N/A	10/20		35.0	34.8	34.8
TA THI Parent, Inc.	Auto Components	Second Lien Senior Debt(6)	9.8%	N/A	1/21		41.5	41.0	41.9
		Convertible Preferred Stock(4)(6)				25,000		2.5	3.3

								43.5	45.2
Teasdale Foods, Inc.	Food & Staples Retailing	Second Lien Senior Debt(6)	8.8%	N/A	10/21		31.5	31.5	31.5
Tyche Holdings, LLC	IT Services	Second Lien Senior Debt(6)	9.0%	N/A	11/22		35.0	34.9	34.4
Tyden Cayman Holdings Corp.(7)	Electronic Equipment, Instruments & Components	Convertible Preferred Stock(4)(6)				46,276		0.1	0.1
		Common Stock(4)(6)				5,521,203		5.5	3.8

								5.6	3.9
W3 Co.	Commercial Services & Supplies	Second Lien Senior Debt(6)	9.3%	N/A	9/20		8.9	8.8	5.0
WP CPP Holdings, LLC	Aerospace & Defense	Second Lien Senior Debt(6)	8.8%	N/A	4/21		19.7	19.6	17.9
WRH, Inc.	Life Sciences Tools & Services	Mezzanine Debt(6)	9.0%	6.2%	8/18		102.8	102.5	98.5
EUROPEAN CAPITAL NON-CONTROL / NON-AFFILIATE INVESTMENTS
Delsey Holding S.A.S.(7)	Textiles, Apparel & Luxury Goods	Mezzanine Debt	N/A	13.5%	7/21		7.4	7.4	5.4
Financière Newglass S.A.S.(7)	Building Products	Convertible Preferred Stock				15,000,000		17.3	14.0
Modacin France S.A.S.(7)	Specialty Retail	Mezzanine Debt(5)	—%	4.3%	11/19		21.7	11.3	—
Mobipark S.A.S.(7)	Electronic Equipment, Instruments & Components	First Lien Senior Debt	0.8%	N/A	10/17 - 12/17		2.3	2.1	2.0
Zodiac Marine and Pool S.A.(7)	Marine	Second Lien Senior Debt(5)	—%	4.0%	3/17		35.5	24.8	—
		Mezzanine Debt(5)	—%	8.3%	9/17		76.1	38.9	—

								63.7	—
SENIOR FLOATING RATE LOANS
Advantage Sales & Marketing Inc.	Professional Services	Second Lien Senior Debt(6)	7.5%	N/A	7/22		0.8	0.7	0.7
Aquilex LLC	Commercial Services & Supplies	First Lien Senior Debt(6)	5.0%	N/A	12/20		2.0	1.9	1.9
BarBri, Inc.	Diversified Consumer Services	First Lien Senior Debt(6)	4.5%	N/A	7/19		5.0	5.0	4.2
CT Technologies Intermediate Holdings, Inc.	Health Care Technology	First Lien Senior Debt(6)	5.3%	N/A	12/21		0.5	0.5	0.5
Drew Marine Group Inc.	Chemicals	First Lien Senior Debt(6)	4.3%	N/A	11/20		1.9	1.9	1.8
Hudson Products Holdings Inc.	Energy Equipment & Services	First Lien Senior Debt(6)	5.0%	N/A	3/19		5.0	5.0	4.3
Immucor, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	5.0%	N/A	8/18		6.3	6.4	6.1
Indra Holdings Corp.	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	5.3%	N/A	5/21		3.0	3.0	2.8

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Mitchell International, Inc.	Software	First Lien Senior Debt(6)	4.5%	N/A	10/20		9.2	9.2	8.7
Opal Acquisition, Inc.	Health Care Providers & Services	First Lien Senior Debt(6)	5.0%	N/A	11/20		9.3	9.3	7.7
Southwire Company, LLC	Electrical Equipment	First Lien Senior Debt(6)	3.3%	N/A	2/21		12.6	12.6	12.3
STS Operating, Inc.	Trading Companies & Distributors	First Lien Senior Debt(6)	4.8%	N/A	2/21		2.0	2.0	1.9
Wesco Aircraft Hardware Corp.(7)	Aerospace & Defense	First Lien Senior Debt(6)	3.3%	N/A	2/21		4.7	4.7	4.5
AMERICAN CAPITAL CMBS INVESTMENTS
CD 2007-CD4 Commercial Mortgage Trust(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	12/49		16.0	1.1	3.8
CD 2007-CD5 Mortgage Trust(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	6.1%	N/A	12/17		8.8	3.6	0.8
Citigroup Commercial Mortgage Securities Trust 2007-C6(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	7/17		45.4	15.9	9.3
Credit Suisse Commercial Mortgage Trust Series 2007-C4(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.9%	N/A	8/17		5.9	2.2	1.8
LB-UBS Commercial Mortgage Trust 2007-C6(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	6.1%	N/A	8/17		4.9	—	1.8
Wachovia Bank Commercial Mortgage Trust 2007-C31(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.8%	N/A	5/17		20.0	10.6	1.0
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.7%	N/A	10/17		60.5	10.5	7.0
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34(7)	Real Estate	Commercial Mortgage Pass-Through Certificates(4)(6)	5.9%	N/A	10/17		5.2	5.2	5.1
AMERICAN CAPITAL CLO INVESTMENTS
ACAS CLO 2007-1, Ltd.(7)		Secured Notes(6)			4/21		8.5	8.4	8.3
		Subordinated Notes(6)			4/21		25.9	10.8	12.6

								19.2	20.9
Apidos CLO XVIII, Ltd.(7)		Subordinated Notes(6)			7/26		39.4	33.3	21.2
Apidos CLO XXI(7)		Subordinated Notes(6)			6/27		12.4	11.8	9.7
Ares IIIR/IVR CLO Ltd.(7)		Subordinated Notes(6)			4/21		20.0	11.0	5.2
Babson CLO Ltd. 2006-II(7)		Income Notes(4)(6)			10/20		15.0	2.9	—
Babson CLO Ltd. 2013-II(7)		Income Notes(6)			1/25		5.0	3.9	2.9
Babson CLO Ltd. 2014-I(7)		Subordinated Notes(6)			7/25		8.5	6.4	4.0
Babson CLO Ltd. 2014-II(7)		Subordinated Notes(6)			9/26		25.0	20.7	10.7
Blue Hill CLO, Ltd.(7)		Subordinated Notes(6)			1/26		10.6	17.8	6.7
Carlyle Global Market Strategies CLO 2013-3, Ltd.(7)		Subordinated Notes(6)			7/25		5.0	3.5	3.1
Carlyle Global Market Strategies CLO 2015-3, Ltd.(7)		Subordinated Notes(6)			7/28		28.2	25.4	22.9
Cent CDO 12 Limited(7)		Income Notes(6)			11/20		26.4	12.7	29.0

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Cent CLO 22 Limited(7)		Subordinated Notes(6)			11/26		45.4	38.1	19.6
Cent CLO 24 Limited(7)		Subordinated Notes(6)			10/26		28.0	25.9	22.7
Centurion CDO 8 Limited(7)		Subordinated Notes(4)(6)			3/17		5.0	0.2	—
CoLTs 2005-1 Ltd.(7)		Preference Shares(4)(6)			3/16	360		1.7	0.1
CoLTs 2005-2 Ltd.(7)		Preference Shares(4)(6)			12/18	34,170,000		11.1	0.4
CREST Exeter Street Solar 2004-1(7)		Preferred Securities(4)(6)			6/39	3,500,000		3.2	—
Dryden 40 Senior Loan Fund(7)		Subordinated Notes(6)			8/28		9.5	8.2	7.0
Eaton Vance CDO X plc(7)		Secured Subordinated Notes(6)			2/27		15.0	11.3	5.6
Flagship CLO V(7)		Deferrable Notes(6)			9/19		1.7	1.5	1.7
		Subordinated Securities(6)			9/19	15,000		7.3	1.1

								8.8	2.8
Galaxy III CLO, Ltd(7)		Subordinated Notes(4)			8/16		4.0	0.2	—
GoldenTree Loan Opportunities VII, Limited(7)		Subordinated Notes(6)			4/25		35.3	31.7	22.7
Halcyon Loan Advisors Funding 2014-1 Ltd.(7)		Subordinated Notes(6)			2/26		1.3	1.0	0.5
Halcyon Loan Advisors Funding 2015-2, Ltd.(7)		Subordinated Notes(6)			7/27		21.7	20.3	18.0
Herbert Park B.V.(7)		Subordinated Notes(6)			10/26		24.0	25.9	19.9
LightPoint CLO IV, LTD(7)		Income Notes(4)(6)			4/18		6.7	3.6	—
LightPoint CLO VII, Ltd.(7)		Subordinated Notes(6)			5/21		9.0	2.6	1.4
Madison Park Funding XII, Ltd.(7)		Subordinated Notes(6)			7/26		10.0	8.6	7.1
Madison Park Funding XIII, Ltd.(7)		Subordinated Notes(6)			1/25		30.9	25.5	19.8
Mayport CLO Ltd.(7)		Income Notes			2/20		14.0	7.8	0.1
NYLIM Flatiron CLO 2006-1 LTD.(7)		Subordinated Securities(6)			8/20	10,000		4.4	2.4
Och Ziff Loan Management XIII, Ltd.(7)		Subordinated Notes(6)			7/27		15.0	14.2	12.3
Octagon Investment Partners XVIII, Ltd.(7)		Subordinated Notes(6)			12/24		16.4	12.9	9.4
Octagon Investment Partners XIX, Ltd.(7)		Subordinated Notes(6)			4/26		25.0	18.8	14.7
OHA Credit Partners XI, Ltd.(7)		Subordinated Notes(6)			10/28		33.5	29.7	27.9
Sapphire Valley CDO I, Ltd.(7)		Subordinated Notes(6)			12/22		14.0	16.7	11.6
THL Credit Wind River 2014-2 CLO Ltd.(7)		Income Notes			7/26		15.0	10.1	7.4
Vitesse CLO, Ltd.(7)		Preferred Securities(4)(6)			8/20	20,000,000		11.9	—
Voya CLO 2014-4, Ltd.(7)		Subordinated Notes(6)			10/26		26.7	23.2	17.0

Subtotal Non-Control / Non-Affiliate Investments (42% of total investments at fair value)								$2,367.6	$2,096.7

AMERICAN CAPITAL AFFILIATE INVESTMENTS
IS Holdings I, Inc.	Software	Common Stock(4)(6)				2,000,000		$5.2	$13.7

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
Mobipark S.A.S.(7)	Electronic Equipment, Instruments & Components	First Lien Senior Debt(6)	2.2%	N/A	12/17		$4.0	3.8	3.4
		Convertible Preferred Stock(4)(6)				28,317,268		9.0	21.0
		Redeemable Preferred Stock(4)(6)				25,751,312		7.3	24.0

								20.1	48.4
Primrose Holding Corporation	Diversified Consumer Services	Common Stock(6)				7,227		—	6.5
Roark—Money Mailer, LLC	Media	Common Membership Units(4)				6.0%		0.7	1.7
EUROPEAN CAPITAL AFFILIATE INVESTMENTS
Blue Topco GmbH(7)	Commercial Services & Supplies	First Lien Senior Debt	2.9%	N/A	6/16 - 6/18		2.3	2.0	2.0
		Mezzanine Debt(5)	N/A	3.2%	12/18		8.0	6.9	4.9

								8.9	6.9

Subtotal Affiliate Investments (2% of total investments at fair value)								$34.9	$77.2

AMERICAN CAPITAL CONTROL INVESTMENTS
ACAS Real Estate Holdings Corporation	Real Estate	Mezzanine Debt(5)(6)	N/A	15.0%	5/16		$6.5	$3.9	$4.5
		Common Stock(6)				100%		6.2	24.5

								10.1	29.0
ACEI Singapore Holdings Private LTD(7)	Electric Utilities	Common Stock(4)(6)				7,055,706		7.1	7.1
Alcami Holdings LLC	Life Sciences Tools & Services	First Lien Senior Debt(6)	6.5%	N/A	3/17 - 10/20		97.9	97.1	97.9
		Mezzanine Debt(6)	7.2%	6.0%	10/20		141.0	139.9	141.0
		Redeemable Preferred Stock(4)(6)				84,936		61.0	10.0

								298.0	248.9
American Capital Asset Management, LLC	Capital Markets	Mezzanine Debt(6)	5.0%	N/A	9/16		35.0	35.0	35.0
		Common Membership Interest(6)				100%		499.1	1,030.0

								534.1	1,065.0
American Driveline Systems, Inc.	Diversified Consumer Services	Mezzanine Debt(6)	N/A	11.0%	3/21		47.7	47.7	47.7
		Redeemable Preferred Stock(4)(6)				7,121		83.5	20.2
		Common Stock(4)(6)				289,215		18.2	—
		Common Stock Warrants(4)(6)				233,603		9.8	—

								159.2	67.9
ASAP Industries Holdings, LLC	Energy Equipment & Services	Mezzanine Debt(5)(6)	N/A	14.0%	12/18		22.7	19.5	—
		Membership Units(4)(6)				106,911		30.3	—

								49.8	—
BMR Energy LLC(7)	Independent Power & Renewable Electricity Producers	Preferred Units(6)				32,481		34.5	34.5
		Common Units(4)(6)				85		—	17.5

								34.5	52.0
Capital.com, Inc.	Diversified Financial Services	Common Stock(4)(6)				8,500,100		0.9	—

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
ECA Acquisition Holdings, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(6)	10.0%	N/A	3/16		8.9	8.9	8.9
		Mezzanine Debt(5)(6)	13.0%	3.5%	7/16		18.7	12.6	11.1
		Redeemable Preferred Stock(4)(6)				1,550		1.6	—
		Common Stock(4)(6)				1,000		14.9	—

								38.0	20.0
eLynx Holdings, Inc.	IT Services	Convertible Preferred Stock(6)				11,728		34.6	39.7
		Redeemable Preferred Stock(4)(6)				30,162		12.4	—
		Common Stock(4)(6)				16,087		1.1	—
		Common Stock Warrants(4)(6)				1,026,321		5.5	—

								53.6	39.7
EXPL Pipeline Holdings LLC(7)	Oil, Gas & Consumable Fuels	First Lien Senior Debt(6)	8.1%	N/A	1/17		41.9	41.6	43.7
		Common Membership Units(4)(6)				100,000		60.6	37.2

								102.2	80.9
FAMS Acquisition, Inc.	Diversified Financial Services	Mezzanine Debt(6)	12.3%	2.7%	1/16		38.8	38.8	31.1
FPI Holding Corporation	Food Products	First Lien Senior Debt(5)(6)	N/A	20.0%	1/16		0.4	0.4	—
Group Montana, Inc.	Textiles, Apparel & Luxury Goods	First Lien Senior Debt(6)	6.3%	N/A	1/17		5.6	5.6	5.6
		Convertible Preferred Stock(4)(6)				4,000		4.0	5.1
		Common Stock(4)(6)				100%		12.5	—

								22.1	10.7
Halex Holdings, Inc.	Construction Materials	Second Lien Senior Debt(5)(6)	8.5%	N/A	1/18		15.6	15.6	15.6
		Common Stock(4)(6)				51,853		9.3	11.7

								24.9	27.3
HALT Medical, Inc.	Health Care Equipment & Supplies	First Lien Senior Debt(5)(6)	N/A	22.0%	6/16		96.0	61.2	23.3
Hard 8 Games, LLC	Hotels, Restaurants & Leisure	First Lien Convertible Senior Debt	N/A	6.6%	3/16		34.9	34.9	34.9
		Membership Units(4)				2		24.0	23.1

								58.9	58.0
Hollyhock Limited(7)	Independent Power & Renewable Electricity Producers	Common Stock(4)(6)				34,000,000		34.0	33.2
LLSC Holdings Corporation	Personal Products	Convertible Preferred Stock(4)(6)				9,000		10.9	18.8
		Common Stock(4)(6)				1,000		—	0.4
		Common Stock Warrants(4)(6)				675		—	0.3

								10.9	19.5
Montgomery Lane, LLC(7)	Diversified Financial Services	Common Membership Units(4)(6)				100		—	6.4
MW Acquisition Corporation	Health Care Providers & Services	Mezzanine Debt(6)	14.4%	1.0%	2/19		24.2	24.2	24.2
		Redeemable Preferred Stock(6)				2,485		2.7	2.8

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
		Convertible Preferred Stock(6)				88,084		50.1	63.2
		Common Stock(4)(6)				110,720		—	5.7

								77.0	95.9
NECCO Holdings, Inc.	Food Products	First Lien Senior Debt(5)(6)	6.5%	N/A	11/16		19.1	16.2	14.0
		Second Lien Senior Debt(5)(6)	N/A	18.0%	11/16		7.7	3.1	—
		Common Stock(4)(6)				860,189		0.1	—

								19.4	14.0
NECCO Realty Investments, LLC	Real Estate	First Lien Senior Debt(5)(6)	2.8%	11.2%	12/17		75.4	32.8	24.9
		Common Membership Units(4)(6)				7,450		4.9	—

								37.7	24.9
PHC Sharp Holdings, Inc.	Commercial Services & Supplies	First Lien Senior Debt(6)	12.5%	N/A	1/18		1.4	1.4	1.4
		Mezzanine Debt(6)	N/A	17.0%	1/18		11.6	11.6	11.6
		Mezzanine Debt(5)(6)	N/A	19.0%	1/18		30.3	20.2	20.5
		Common Stock(4)(6)				631,049		4.2	—

								37.4	33.5
RD Holdco Inc.	Household Durables	Second Lien Senior Debt(6)	11.3%	N/A	12/18		16.9	15.4	16.6
		Common Stock(4)(6)				458,596		23.6	13.9
		Common Stock Warrants(4)(6)				56,372		2.9	1.7

								41.9	32.2
Rebellion Media Group Corp.(7)	Internet Software & Services	First Lien Senior Debt(5)(6)	N/A	12.0%	4/16		20.3	12.3	3.9
Scanner Holdings Corporation	Technology Hardware, Storage & Peripherals	Mezzanine Debt(6)	14.0%	N/A	6/22		16.6	16.6	16.6
		Convertible Preferred Stock(6)				66,424,135		8.7	11.2
		Common Stock				167,387		0.1	—

								25.4	27.8
SEHAC Holding Corporation	Diversified Consumer Services	Convertible Preferred Stock(6)				14,850		14.8	158.5
		Common Stock(4)(6)				150		0.2	1.6

								15.0	160.1
Soil Safe Acquisition Corp.	Professional Services	First Lien Senior Debt(6)	8.0%	N/A	1/18 - 12/18		21.7	21.7	21.7
		Second Lien Senior Debt(6)	10.8%	N/A	7/19		12.7	12.7	12.7
		Mezzanine Debt(6)	8.6%	7.5%	12/19		72.3	72.2	72.3
		Common Stock(4)(6)				810		9.0	15.3

								115.6	122.0
Taiba Wind Energy, LLC(7)	Independent Power & Renewable Electricity Producers	Membership Units(4)(6)				100%		1.3	1.3
Warner Power, LLC	Electrical Equipment	Mezzanine Debt(5)(6)	N/A	14.6%	1/16		11.2	3.1	0.9
		Redeemable Preferred Membership Units(4)(6)				6,512,000		3.0	—
		Common Membership Units(4)(6)				47,000		1.9	—

								8.0	0.9
WIS Holding Company, Inc.	Commercial Services & Supplies	Convertible Preferred Stock(4)(6)				1,206,598		115.3	84.5
		Common Stock(4)(6)				301,650		16.0	—

								131.3	84.5

Company(1)	Industry	Investments	Cash Interest Rate(2)	PIK Interest Rate(2)	Maturity Date(2)	# of Shares/ Units Owned	Principal	Cost	Fair Value
EUROPEAN CAPITAL CONTROL INVESTMENTS
Bellotto Holdings Limited(7)	Household Durables	Redeemable Preferred Stock				7,300,610	2.3	40.0	41.8
		Common Stock(4)				2,697,010		95.5	123.7

								135.5	165.5
Columbo TopCo Limited(7)	Commercial Services & Supplies	Redeemable Preferred Stock(4)				34,179,330	23.5	74.2	47.3
		Common Stock(4)				757,743		1.1	—

								75.3	47.3
European Capital Private Debt LP(7)	Diversified Financial Services	Partnership Interest				1,650		80.5	84.9
European Capital UK SME Debt LP(7)	Diversified Financial Services	Partnership Interest				500		12.5	12.3
Financière Tarmac S.A.S.(7)	Commercial Services & Supplies	First Lien Senior Debt	4.0%	N/A	12/20		3.8	3.1	3.8
		Mezzanine Debt	N/A	4.0%	12/21		73.5	62.0	64.1
		Convertible Preferred Stock(4)				15,500,000		9.4	—
		Redeemable Preferred Stock(4)					5.3	7.3	—

								81.8	67.9
HCV1 S.A.S(7)	Machinery	First Lien Senior Debt	6.0%	7.7%	2/20		3.4	3.4	3.4
		Common Stock(4)				14,569,412		25.2	—

								28.6	3.4
Holding Saint Augustine S.A.S.(7)	Air Freight & Logistics	First Lien Senior Debt	N/A	N/A	9/19		4.4	4.4	—
Miles 33 Limited(7)	Software	First Lien Senior Debt	4.0%	1.3%	12/17 - 9/18		7.5	7.5	7.5
		Mezzanine Debt(5)	5.0%	5.0%	9/21		16.9	13.4	13.4

								20.9	20.9
AMERICAN CAPITAL CONTROL CLO INVESTMENT
ACAS Wachovia Investments, L.P.(7)	Diversified Financial Services	Partnership Interest(4)				90%		1.9	0.5

Subtotal Control Investments (56% of total investments at fair value)								$2,502.4	$2,823.7

Total Investment Assets								$4,904.9	$4,997.6

Counterparty	Instrument	Interest Rate(2)	Expiration Date(2)	# of Contracts	Notional	Cost	Fair Value
DERIVATIVE AGREEMENTS
Citibank, N.A.	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.6%/LIBOR	5/16 - 7/17	2	$27.5	$—	$(2.3)
BNP Paribas	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.7%/LIBOR	7/17	1	22.3	—	(2.1)
Wells Fargo Bank, N.A	Interest Rate Swap—Pay Fixed/ Receive Floating(6)	5.6%/LIBOR	8/16	1	11.9	—	(0.4)

Total Derivative Agreements						$—	$(4.8)

Funds	Cost	Fair Value
MONEY MARKET FUNDS(3)
JPMorgan Prime Money Market Fund	$22.0	$22.0
BlackRock Liquidity Funds TempFund Institutional Shares(6)	15.0	15.0
BofA Funds Series Trust—BofA Money Market Reserves(6)	15.0	15.0
Fidelity Institutional Money Market Prime Money Market Portfolio—Institutional CL(6)	15.0	15.0
Wells Fargo Heritage Money Market Fund(6)	15.0	15.0
Deutsche Global Liquidity Managed Sterling Fund	5.6	5.6

Total Money Market Funds	$87.6	$87.6

(1)
Certain of the securities are issued by affiliate(s) of the listed portfolio company.

(2)
Interest rates represent the weighted average annual stated interest rate on loans and debt securities in effect on the date presented, which are presented by the nature of indebtedness by a single issuer. Some loans and debt securities bear interest at variable rates, primarily the three-month LIBOR, with interest rate floors. PIK represents contractually deferred interest that is typically compounded into the principal balance of the loan or debt security, if not paid on a current basis. PIK interest may be prepaid by the portfolio company's election, but generally is paid upon a change of control transaction or maturity. The maturity date represents the latest date in which the loan or debt security is scheduled to terminate.

(3)
Included in cash and cash equivalents and restricted cash and cash equivalents on our consolidated balance sheets.

(4)
Some or all of the securities are non-income producing.

(5)
Loan is on non-accrual status and therefore considered non-income producing.

(6)
All or a portion of the investments or instruments are pledged as collateral under various secured financing arrangements.

(7)
Investments that are not "qualifying assets" under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of December 31, 2015, non-qualifying assets were approximately $1.2 billion, or 25% of net assets.

AMERICAN CAPITAL, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)
(in millions, except per share data)

Note 1.  Unaudited Interim Consolidated Financial Statements

        Interim consolidated financial statements of American Capital, Ltd. (which is referred to throughout this report as "American Capital", "we", "us" and "our") are prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair presentation of financial statements for the interim periods have been included. The current period's consolidated results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The unaudited interim consolidated financial statements and notes thereto should be read in conjunction with our consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission ("SEC").

Reclassifications

        We have reclassified certain prior period amounts in our consolidated financial statements to conform to our current period presentation.

        Upon the adoption of Accounting Standards Update ("ASU") No. 2015-03, Interest—Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs ("ASU 2015-03") effective January 1, 2016, debt issuance costs associated with our borrowings, other than our revolving credit facilities, were reclassified as a direct deduction from the carrying amount of the related borrowing. In accordance with ASU No. 2015-15, Interest—Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements—Amendments to SEC Paragraphs Pursuant to Staff Announcement at June 18, 2015 EITF Meeting, debt issuance costs associated with our revolving credit facilities remain classified as an asset, regardless of whether there are any outstanding borrowings on the facility. Pursuant to ASU 2015-03, we have reclassified unamortized debt issuance costs associated with our borrowings, excluding our revolving facilities, in our previously reported consolidated balance sheets as of December 31, 2015 as follows:

	As Presented, December 31, 2015	Reclassifications	As Adjusted, December 31, 2015
Other assets	$98	$(4)	$94
Total assets	$6,244	$(4)	$6,240
Debt	$1,257	$(4)	$1,253
Total liabilities	$1,422	$(4)	$1,418

        Reclassifications had no impact on prior periods' net earnings or shareholders' equity.

Consolidation

        Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X, the SEC's Division of Investment Management's consolidation guidance in IM Guidance Update No. 2014-11 issued in October 2014 and Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services—Investment Companies ("ASC 946"), we

are precluded from consolidating any entity other than another investment company that acts as an extension of our investment operations and facilitates the execution of our investment strategy. An exception to this guidance occurs if we have an investment in a controlled operating company that provides substantially all of its services to us.

        We currently consolidate ACAS Funding I, LLC and ACAS Funding II, LLC, which are wholly-owned special purpose financing vehicles that were formed for the purpose of purchasing Senior Floating Rate Loans under a $1.25 billion secured revolving credit facility and $500 million secured revolving credit facility, respectively. As of March 31, 2016, ACAS Funding I, LLC and ACAS Funding II, LLC did not have any other operations or activities. As of December 31, 2015, we also consolidated American Capital TRS, LLC ("ACTRS"), which is a wholly-owned entity that has entered into non-recourse total return swaps ("TRS") with Citibank, N.A. As of December 31, 2015, ACTRS did not have any other operations or activities. The TRS is accounted for as a derivative pursuant to FASB ASC Topic 815, Derivatives and Hedging.

        Our consolidated financial statements also include the accounts of European Capital Limited ("European Capital"), which is a wholly-owned investment company that, effective October 1, 2014, acts as an extension of our investment operations and facilitates the execution of our investment strategy. In addition, our consolidated financial statements include the accounts of AC Corporate Holdings, Inc. ("ACCH") and ACE Acquisition Holdings, LLC ("ACE Acquisition"), which are wholly-owned entities that have purchased certain investment securities on behalf of American Capital. As of March 31, 2016, European Capital, ACCH and ACE Acquisition did not have any other operations or activities and were considered to be investment companies under ASC 946, as amended by ASU No. 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements.

Note 2.  Organization

        We are a non-diversified closed end investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). As a BDC, we primarily invest in senior and mezzanine debt and equity in buyouts of private companies sponsored by us ("American Capital One Stop Buyouts®") or sponsored by other private equity funds and provide capital directly to early stage and mature private and small public companies ("Sponsor Finance and Other Investments"). We also invest in first and second lien floating rate loans to large-market U.S. based companies ("Senior Floating Rate Loans") and structured finance investments ("Structured Products"), including collateralized loan obligation ("CLO") securities. Our primary business objectives are to increase our net earnings and net asset value ("NAV") by making investments with attractive current yields and/or potential for equity appreciation and realized gains.

        Through our tax years ended September 30, 1998 through September 30, 2010, we qualified to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Effective with our tax year ended September 30, 2011, we did not qualify to be taxed as a RIC and became subject to taxation as a corporation under Subchapter C of the Code (a "Subchapter C corporation"). This change in tax status does not affect our status as a BDC under the 1940 Act or our compliance with the portfolio composition requirements of that statute.

Note 3.  New Accounting Pronouncements

        In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842) ("ASU 2016-02"), which amends and conforms the guidance on the recognition of assets and liabilities that arise from operating and finance leases. Under ASU 2016-02, all leases create an asset and a liability for the lessee that should be recognized in the statement of financial position as a liability to make lease payments (the lease liability), initially measured at the present value of the lease payments, and a right-of-use asset representing its right to use the underlying asset for the lease term. For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election by class of underlying asset not to recognize lease assets and lease liabilities. ASU 2016-02 also provides clarifying guidance on optional lease payments and variable lease payments as well as the income statement and cash flow presentation of operating and finance leases. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Early adoption is permitted. We do not believe the adoption of ASU 2016-02 will have a material impact on our consolidated financial statements.

        In March 2016, the FASB issued ASU No. 2016-06, Derivatives and Hedging (Topic 815): Contingent Put and Call Options in Debt Instruments (a consensus of the Emerging Issues Task Force) ("ASU 2016-06"), which clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts and requires that an entity assess the embedded call (put) options solely in accordance with the four-step decision sequence in ASC 815. ASU 2016-06 is effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. We do not believe the adoption of ASU 2016-06 will have a material impact on our consolidated financial statements.

        In March 2016, the FASB issued ASU 2016-09, Compensation—Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting ("ASU 2016-09"), which is intended to improve the accounting for share-based payments and affects all organizations that issue share-based payment awards to their employees. ASU 2016-09 primarily simplifies the accounting for and classification of, income taxes related to share-based payment awards, including the impact of income taxes withheld on the classification of awards as equity or liabilities and the classification of income taxes on the statement of cash flows. ASU 2016-09 also permits an entity to elect a forfeiture rate assumption based on the estimated number of awards expected to vest or to account for forfeitures when they occur. ASU 2016-09 is effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. We elected to early adopt ASU 2016-09 effective January 1, 2016. The provisions of ASU 2019-06 should be adopted on a modified retrospective, retrospective or prospective basis, depending on the provision. As a result of the early adoption on January 1, 2016, we recognized a deferred tax asset associated with excess tax benefits and a corresponding cumulative effect adjustment to our shareholders' equity of $16 million on our consolidated balance sheets.

Note 4.  Investments

        Our investments consist of loans and securities issued by public and privately-held companies, including senior debt, mezzanine debt, equity warrants and preferred and common equity securities. We also invest in Structured Products, which includes CLO securities.

        We fair value our investments in accordance with the 1940 Act and FASB ASC Topic 820, Fair Value Measurements and Disclosures ("ASC 820") as determined in good faith by our Board of Directors. We undertake a multi-step valuation process each quarter to determine the fair value of our investments in accordance with ASC 820. The quarterly valuation process begins with the development of a preliminary valuation recommendation for each investment by our Financial Advisory and Consulting Team ("FACT"), which is composed of valuation and audit professionals responsible for monitoring portfolio compliance and valuations. In preparing the preliminary valuation recommendations, FACT receives assistance from our investment professionals that both originated and monitor the investment as well as assistance from other departments including operations, accounting and legal. The preliminary valuation recommendations are reviewed by senior management and then presented to our Audit, Compliance and Valuation Committee for review and approval. Subsequent to the approval from our Audit, Compliance and Valuation Committee, the valuation recommendations are sent to our Board of Directors for final approval.

        When available, we base the fair value of our investments that trade in active markets on directly observable market prices or on market data derived for comparable assets. For restricted securities of companies that are publicly traded, the value is based on the closing market quote on the valuation date less a discount for the restriction. For all other investments, inputs used to measure fair value reflect management's best estimate of assumptions that would be used by market participants in pricing the investment in a hypothetical transaction. For these investments, we estimate the fair value of our senior debt, mezzanine debt, redeemable and convertible preferred equity, common equity and equity warrants using either an enterprise value waterfall methodology, which generally combines market and income approaches, or a market yield valuation methodology, which utilizes the income approach. We estimate the fair value of our Structured Products using the market and income approaches, third-party broker quotes and counterparty marks.

        ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for our investments existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

        ASC 820 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The price used to measure the fair value is not adjusted for transaction costs while the cost basis of our investments may include initial transaction costs. Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market for an asset is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset. In determining the principal market for an asset under ASC 820, it is assumed that the reporting entity has access to the market as of the measurement date. If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

        The principal market in which we would sell our Senior Floating Rate Loans and certain of our non-controlled Sponsor Finance debt investments is an active over-the-counter secondary market. For our other debt and equity investments, there is no active market and we are generally repaid our debt investment or sell our equity investment upon a change of control transaction such as through the mergers and acquisition ("M&A") market. Accordingly, the market in which we would sell certain of our non-controlled debt and all of our equity investments is the M&A market. However, under ASC 820, we have identified the M&A market as the principal market for our investments in these portfolio companies only if we have the ability to control the decision to sell the portfolio company as of the measurement date. We determine whether we have the ability to control the decision to sell a portfolio company based on our ability to control or gain control of the board of directors of the portfolio company as of the measurement date and rights within the shareholders agreement. In evaluating if we can control or gain control of a portfolio company as of the measurement date, we include our equity securities and those securities held by entities managed by our wholly-owned portfolio company, American Capital Asset Management, LLC ("ACAM"), on a fully diluted basis. For investments in portfolio companies for which we do not have the ability to control or gain control as of the measurement date and for which there is no active market, the principal market under ASC 820 is a hypothetical secondary market.

        Accordingly, we use the M&A market as the principal market for our investments in portfolio companies that we control or can gain control as of the measurement date, and we use a hypothetical secondary market for our investments in portfolio companies that we do not control or cannot gain control as of the measurement date. However, to the extent that an active market exists for such investments, we will consider that as the principal market. Our valuation policy considers the fact that no ready active market exists for a significant amount of our investments and that the fair value for our investments must typically be determined using unobservable inputs.

  Enterprise Value Waterfall Methodology

        For investments in portfolio companies that we have identified the M&A market as the principal market, we estimate the fair value based on the enterprise value waterfall ("Enterprise Value Waterfall") valuation methodology. For minority equity securities in which the principal market is the hypothetical secondary market, we also estimate the fair value using the Enterprise Value Waterfall valuation methodology.

        Under the Enterprise Value Waterfall valuation methodology, we estimate the enterprise value of a portfolio company and then waterfall the enterprise value over the portfolio company's securities in order of their preference relative to one another. In applying the Enterprise Value Waterfall valuation methodology, we consider that in a change of control transaction, our loans are generally required to be repaid at par and that a buyer cannot assume the loan.

        To estimate the enterprise value of the portfolio company, we prepare an analysis of traditional valuation methodologies including valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, estimating the liquidation or collateral value of the portfolio company's assets, third-party valuations of the portfolio company, offers from third-parties to buy the portfolio company and considering the value of recent third-party investments in the equity securities of the portfolio company. Significant inputs in these valuation methodologies to estimate enterprise value include the historical or projected operating results of the portfolio company, selection of comparable companies, discounts or premiums to the prices of comparable companies and discount rates applied to the forecasted cash flows. The operating results of a portfolio company may be unaudited, projected or pro forma financial information and may require adjustments for non-recurring items or to normalize the operating results that may require significant judgment in its determination. In addition, projecting future financial results requires significant judgment regarding future growth assumptions. In evaluating the operating results, we also analyze the impact of exposure to litigation, loss of customers or other contingencies. The selection of a population of comparable companies requires significant judgment, including a qualitative and quantitative analysis of the comparability of the companies. In determining a discount or premium, if any, to prices of comparable companies, we use significant judgment for factors such as size, marketability, relative performance, and for portfolio companies in which we control, a control premium to the market price of comparable public companies. In determining a discount rate to apply to forecasted cash flows, we use significant judgment in the development of an appropriate discount rate including the evaluation of an appropriate risk premium.

        In valuing convertible debt, equity or other similar securities, we value our investment based on its priority in the waterfall and based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt at the face amount of the debt to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the portfolio company, we reduce the fair value of our debt investment beginning with the junior most debt such that the enterprise value less the fair value of the outstanding debt is zero.

  Market Yield Valuation Methodology

        For debt and redeemable preferred equity investments in portfolio companies for which we are required to identify a hypothetical secondary market as the principal market, we estimate the fair value based on the assumptions that we believe hypothetical market participants would use to value the investment in a current hypothetical sale using a market yield ("Market Yield") valuation methodology.

        For debt and redeemable preferred equity investments of our investment portfolio for which we do not control or cannot gain control as of the measurement date and no active market exists, we estimate the fair value based on such factors as third-party broker quotes and our own assumptions in the absence of market observable data, including estimated remaining life, current market yield and interest rate spreads of similar loans and securities as of the measurement date. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. We estimate the remaining life based on market data of the average life of similar loans. However, if we have information available to us that the loan is expected to be repaid in the near term, we would use an estimated remaining life based on the expected repayment date, including considering the current maturity date of the loan. The average life used to estimate the fair value of our loans may be shorter than the legal maturity of the loans since our loans have historically been prepaid prior to the maturity date. The current interest rate spreads used to estimate the fair value of our loans is based on the current interest rate spreads on similar loans. We use significant judgment in determining the estimated remaining life as well as the current market yield and interest rate spreads. If there is a significant deterioration of the credit quality of a loan, we may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

        We fair value our investments in Structured Products based on such factors as third-party broker quotes, counterparty marks, purchases or sales of the same or similar securities, and our cash flow forecasts. Cash flow forecasts are subject to assumptions a market participant would use regarding the investments' underlying collateral including, but not limited to, assumptions of default and recovery rates, reinvestment spreads and prepayment rates. Cash flow forecasts are discounted using a market participant's market yield assumptions that are derived from multiple sources including, but not limited to, third-party broker quotes, industry research reports and transactions of securities and indices with similar structure and risk characteristics. We weight the use of third-party broker quotes or counterparty marks, if any, in determining fair value based on the correlation of changes in third-party broker quotes with underlying performance and other market indices.

  Third-party Vendor Pricing

        For debt investments that trade in an active market or that have similar assets that trade in an active market, we estimate the fair value based on evaluated prices from a nationally recognized, independent pricing service or from third-party brokers who make markets in such debt instruments. When possible, we make inquiries of third-party pricing sources to understand their use of significant inputs and assumptions. We review the price provided by the third-party pricing service and perform procedures to validate their reasonableness, including a review and analysis of executable broker quote(s), range and dispersion of third-party estimates, frequency of pricing updates, yields of similar securities or other qualitative and quantitative information. If the prices provided by the pricing service are consistent with such information, we will generally use the price provided by the pricing service as fair value.

  Investments in Investment Funds

        For an investment in an investment fund that does not have a readily determinable fair value, we measure the fair value of our investment predominately based on the NAV per share of the investment fund if the NAV of the investment fund is calculated in a manner consistent with the measurement principles of ASC 946 as of the measurement date, including measurement of all or substantially all of the underlying investments of the investee in accordance with ASC 820. However, in determining the fair value of our investment, we may make adjustments to the NAV per share in certain circumstances, based on our analysis of any restrictions on redemption of our shares of our investment as of the measurement date, any restrictions on the ability to receive dividends, comparisons of market price to NAV per share of comparable publicly traded funds and trades or sales of comparable private and publicly traded funds, recent actual sales or redemptions of shares of the investment fund, public to private liquidity discounts, expected future cash flows available to equity holders including the rate of return on those cash flows compared to an implied market return on equity required by market participants, or other uncertainties surrounding our ability to realize the full NAV of the investment fund.

  Partnership Interests

        For an investment in a partnership, we measure the fair value of our investment based on the NAV per share of the partnership or its equivalent as a practical expedient to measure an alternative investment at fair value consistent with the measurement principles of ASC 820, as amended by ASU 2009-12, Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent). We make this election on an investment-by-investment basis and apply consistently to our entire position in the investment, unless it is probable at the measurement date that we will sell all or a portion of our investment at an amount other than NAV per share.

        The levels of fair value inputs used to measure our investments are characterized in accordance with the fair value hierarchy established by ASC 820. Where inputs for an asset or liability fall in more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment's fair value measurement. We use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement. Our policy is to recognize transfers in and out of levels as of the beginning of each reporting period. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:

  •
  Level 1:  Level 1 inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

  •
  Level 2:  Level 2 inputs are inputs, other than quoted prices included within Level 1, which are observable for the asset or liability, either directly or indirectly.

  •
  Level 3:  Level 3 inputs are unobservable and cannot be corroborated by observable market data.

        The following fair value hierarchy tables set forth our assets and liabilities that are measured at fair value on a recurring basis by level as of March 31, 2016 and December 31, 2015:

	March 31, 2016
	Level 1	Level 2	Level 3	Total
First Lien Senior Debt	$—	$14	$787	$801
Second Lien Senior Debt	—	429	545	974
Mezzanine Debt	—	—	513	513
Preferred Equity	—	—	649	649
Common Equity	—	—	1,325	1,325
Structured Products	—	—	349	349
Investments measured at NAV(1)	—	—	—	126

Investments at Fair Value	—	443	4,168	4,737

Other Assets	—	—	21	21
Long Term Incentive Plan Liability	—	—	(27)	(27)

Other Assets and Liabilities at Fair Value	—	—	(6)	(6)

Total	$—	$443	$4,162	$4,731

	December 31, 2015
	Level 1	Level 2	Level 3	Total
First Lien Senior Debt	$—	$57	$863	$920
Second Lien Senior Debt	—	445	490	935
Mezzanine Debt	—	—	604	604
Preferred Equity	—	—	606	606
Common Equity	—	—	1,405	1,405
Structured Products	—	—	418	418
Investments measured at NAV(1)	—	—	—	110

Investments at Fair Value	—	502	4,386	4,998

Other Assets	—	—	31	31
Derivative Agreements	—	(5)	—	(5)
Long Term Incentive Plan Liability	—	—	(34)	(34)

Other Assets and Liabilities at Fair Value	—	(5)	(3)	(8)

Total	$—	$497	$4,383	$4,990

(1)
In accordance with ASU No. 2015-07, Fair Value Measurement (Topic 820)—Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in our consolidated balance sheets.

        The following tables set forth the summary of changes in the fair value of investment assets and liabilities measured using Level 3 inputs for the three months ended March 31, 2016 and 2015:

	Senior Debt	Mezzanine Debt	Preferred Equity	Common Equity	Structured Products	Other Assets	Long Term Incentive Plan Liability	Total
Balances, January 1, 2016	$1,353	$604	$606	$1,405	$418	$31	$(34)	$4,383
Net realized loss(1)	(1)	(22)	(3)	(40)	(7)	(3)	(12)	(88)
Reversal of prior period net (appreciation) depreciation upon realization(2)	(1)	19	21	25	26	2	12	104
Net unrealized (depreciation) appreciation(2)(3)	(5)	1	12	(149)	(30)	1	(4)	(174)
Purchases(4)	109	4	29	26	—	—	—	168
Sales(5)	(108)	(25)	—	(5)	(43)	—	—	(181)
Settlements, net(6)	(16)	(71)	(20)	59	(15)	(10)	12	(61)
Effects of exchange rate changes	1	3	4	4	—	—	(1)	11

Balances, March 31, 2016	$1,332	$513	$649	$1,325	$349	$21	$(27)	$4,162

	Senior Debt	Mezzanine Debt	Preferred Equity	Common Equity	Structured Products	Other Assets	Long Term Incentive Plan Liability	Derivative Agreements	Total
Balances, January 1, 2015	$1,217	$472	$462	$1,546	$583	$51	$(82)	$(74)	$4,175
Net realized loss(1)	(24)	(27)	(144)	(3)	(8)	—	(46)	—	(252)
Reversal of prior period net depreciation upon realization(2)	24	27	145	5	8	—	46	—	255
Net unrealized (depreciation) appreciation(2)(3)	(14)	(8)	74	(40)	(5)	(3)	(3)	(37)	(36)
Purchases(4)	95	70	98	16	75	—	—	—	354
Sales(5)	(10)	—	(29)	(12)	(2)	—	—	—	(53)
Settlements, net(6)	(199)	128	59	3	(7)	(6)	46	—	24
Effects of exchange rate changes	(29)	(10)	(7)	(13)	(3)	—	9	—	(53)
Transfers into Level 3(7)	3	—	—	—	—	—	—	—	3
Transfers out of Level 3(7)	(2)	—	—	—	—	—	—	—	(2)

Balances, March 31, 2015	$1,061	$652	$658	$1,502	$641	$42	$(30)	$(111)	$4,415

(1)
Included in net realized loss in our consolidated statements of operations. Excludes gain (loss) on realized foreign currency transactions on American Capital other assets and liabilities that are denominated in a foreign currency and any tax benefit. Also, excludes realized loss from other assets and liabilities not measured at fair value.

(2)
Included in net unrealized (depreciation) appreciation in our consolidated statements of operations.

(3)
Excludes unrealized appreciation (depreciation) related to foreign currency translation for American Capital other assets and liabilities not measured at fair value that are denominated in a foreign currency.

(4)
Includes increases in the cost basis of investments resulting from new and add-on portfolio investments, the accrual or allowance of PIK interest or cumulative dividends and the amortization of discounts, premiums and closing fees.

(5)
Includes the proceeds from equity investments, collection of cumulative dividends, loan syndications and loan sales.

(6)
Includes principal repayments on debt investments, collection of PIK interest, collection of accreted loan discounts, the exchange of one or more existing securities for one or more new securities and net interest rate derivative periodic interest and termination payments.

(7)
Investments were transferred into and out of Level 3 and Level 2 due to changes in the quantity and quality of inputs obtained to support the fair value of each investment. Our policy is to recognize transfers as of the first day of a reporting period for investments existing as of the end of the period.

  Significant Unobservable Inputs

        The following table summarizes the significant unobservable inputs in the fair value measurements of our Level 3 investments by category of investment and valuation technique as of March 31, 2016:

				Range
	Fair Value					Weighted Average
		Valuation Techniques	Unobservable Inputs	Minimum	Maximum
Enterprise Value Waterfall Methodology
Senior Debt	$480	Enterprise discounted cash flow	Discount rate	11%	39%	21%
			Terminal value growth rate	1%	10%	5%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	(30)%	(41)%
			Control premium	—%	17%	8%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	30%	(33)%
Mezzanine Debt	$478	Enterprise discounted cash flow	Discount rate	11%	24%	15%
			Terminal value growth rate	1%	4%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	25%	(36)%
			Control premium	9%	17%	11%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	10%	(21)%
Preferred Equity	$646	Enterprise discounted cash flow	Discount rate	10%	30%	16%
			Terminal value growth rate	1%	4%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	40%	(21)%
			Control premium	9%	19%	17%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	10%	(11)%
Common Equity	$1,325	Enterprise discounted cash flow	Discount rate	8%	39%	13%
			Terminal value growth rate	1%	10%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	25%	14%
			Control premium	—%	19%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	15%	(3)%
Long Term Incentive Plan Liability	$(27)	Discounted cash flow	Discount rate	9%	9%	9%
			Premium or (discount) due to lack of control and marketability	(10)%	—%	(10)%
Market Yield Valuation Methodology
Senior Debt	$848	Discounted cash flow	Market yield	6%	15%	9%
			Estimated remaining life	1 yr	4 yrs	4 yrs
Mezzanine Debt	$35	Discounted cash flow	Market yield	20%	20%	20%
			Estimated remaining life	3 yrs	4 yrs	4 yrs
Preferred Equity	$3	Discounted cash flow	Market yield	10%	15%	11%
			Estimated remaining life	4 yrs	4 yrs	4 yrs
Structured Products	$349	Discounted cash flow	Discount rate	8%	60%	20%
			Constant prepayment rate	25%	31%	26%
			Constant default rate	1%	12%	3%
Third-Party Vendor Pricing Service
Senior Debt	$4	Third-party vendor pricing	Bid/Ask	40	50	45

Total	$4,141

        The following table summarizes the significant unobservable inputs in the fair value measurements of our Level 3 investments by category of investment and valuation technique as of December 31, 2015:

				Range
	Fair Value					Weighted Average
		Valuation Techniques	Unobservable Inputs	Minimum	Maximum
Enterprise Value Waterfall Methodology
Senior Debt	$409	Enterprise discounted cash flow	Discount rate	11%	40%	19%
			Terminal value growth rate	2%	10%	4%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(50)%	(15)%	(44)%
			Control premium	—%	15%	9%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	30%	(32)%
Mezzanine Debt	$468	Enterprise discounted cash flow	Discount rate	12%	35%	14%
			Terminal value growth rate	2%	4%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	30%	(35)%
			Control premium	9%	20%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	10%	(24)%
Preferred Equity	$546	Enterprise discounted cash flow	Discount rate	9%	37%	17%
			Terminal value growth rate	2%	4%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	30%	(38)%
			Control premium	9%	20%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	10%	(22)%
Common Equity	$1,405	Enterprise discounted cash flow	Discount rate	8%	40%	13%
			Terminal value growth rate	2%	10%	3%
		Public comparable companies	Premium or (discount) to multiples of comparable companies	(55)%	30%	17%
			Control premium	—%	20%	13%
		Sales of comparable companies	Premium or (discount) to multiples of comparable companies	(45)%	10%	(5)%
Long Term Incentive Plan Liability	$(34)	Discounted cash flow	Discount rate	11%	11%	11%
			(Discount) due to lack of control and marketability	(25)%	—%	(23)%
Market Yield Valuation Methodology
Senior Debt	$871	Discounted cash flow	Market yield	5%	15%	9%
			Estimated remaining life	1 yr	4 yrs	4 yrs
Mezzanine Debt	$136	Discounted cash flow	Market yield	14%	22%	16%
			Estimated remaining life	1 yr	4 yrs	2 yrs
Preferred Equity	$60	Discounted cash flow	Market yield	14%	15%	14%
			Estimated remaining life	1 yr	4 yrs	1 yr
Structured Products	$418	Discounted cash flow	Discount rate	5%	52%	19%
			Constant prepayment rate	30%	35%	31%
			Constant default rate	—%	2%	1%
Third-Party Vendor Pricing Service
Senior Debt	$73	Third-party vendor pricing	Bid/Ask	56	99	95

Total	$4,352

        The following tables show the composition summaries of our investment portfolio at cost basis and fair value, excluding derivative agreements, as a percentage of total investments as of March 31, 2016 and December 31, 2015:

	March 31, 2016	December 31, 2015
Cost
First Lien Senior Debt	18.3%	20.1%
Second Lien Senior Debt	21.8%	19.9%
Mezzanine Debt	12.2%	14.0%
Preferred Equity	13.0%	12.4%
Common Equity	23.4%	21.4%
Structured Products	11.3%	12.2%

Total	100.0%	100.0%

Fair Value
First Lien Senior Debt	16.9%	18.4%
Second Lien Senior Debt	20.6%	18.7%
Mezzanine Debt	10.8%	12.1%
Preferred Equity	13.7%	12.1%
Common Equity	30.6%	30.3%
Structured Products	7.4%	8.4%

Total	100.0%	100.0%

        We use the Global Industry Classification Standards ("GICS®") for classifying the industry groupings of our portfolio companies. The GICS® was developed by MSCI, an independent provider of global indexes and benchmark-related products and services, and Standard & Poor's, an independent international financial data and investment services company and provider of global equity indexes. The following tables show the portfolio composition by industry grouping at cost and at fair value as a percentage of total investments as of March 31, 2016 and December 31, 2015. Our investments in CLO securities and derivative agreements are excluded from the table below. Our investments in commercial mortgages and commercial mortgage backed securities are classified in the Real Estate category.

	March 31, 2016	December 31, 2015
Cost
Capital Markets	15.5%	12.6%
Commercial Services and Supplies	12.0%	12.1%
Life Sciences Tools and Services	9.8%	9.2%
IT Services	9.4%	9.9%
Diversified Consumer Services	4.4%	4.5%
Software	4.3%	4.2%
Household Durables	4.2%	4.1%
Diversified Financial Services	3.4%	3.0%
Health Care Equipment and Supplies	3.2%	2.9%
Professional Services	2.9%	2.7%
Oil, Gas and Consumable Fuels	2.4%	2.3%
Trading Companies and Distributors	2.4%	2.3%
Internet Software and Services	2.2%	2.1%
Real Estate	2.1%	3.8%
Hotels, Restaurants and Leisure	2.0%	1.4%
Containers and Packaging	2.0%	1.9%
Aerospace and Defense	1.8%	1.8%
Distributors	1.7%	1.7%
Marine	1.5%	1.5%
Health Care Providers and Services	1.3%	2.0%
Independent Power and Renewable Electricity Producers	—%	1.6%
Other	11.5%	12.4%

Total	100.0%	100.0%

	March 31, 2016	December 31, 2015
Fair Value
Capital Markets	23.8%	23.4%
IT Services	9.0%	9.1%
Life Sciences Tools and Services	8.0%	7.5%
Commercial Services and Supplies	7.5%	9.3%
Diversified Consumer Services	7.3%	5.6%
Household Durables	4.6%	4.3%
Software	4.1%	4.1%
Diversified Financial Services	3.3%	2.9%
Professional Services	2.8%	2.7%
Health Care Providers and Services	2.3%	2.2%
Trading Companies and Distributors	2.2%	2.2%
Distributors	2.0%	1.9%
Hotels, Restaurants and Leisure	1.9%	1.3%
Electronic Equipment, Instruments and Components	1.9%	1.2%
Internet Software and Services	1.9%	1.8%
Containers and Packaging	1.9%	1.8%
Oil, Gas and Consumable Fuels	1.8%	1.8%
Real Estate	1.8%	3.3%
Health Care Equipment and Supplies	1.6%	1.5%
Aerospace and Defense	1.5%	1.6%
Independent Power and Renewable Electricity Producers	—%	1.9%
Other	8.8%	8.6%

Total	100.0%	100.0%

Note 5.  Borrowings

        Our borrowings, net of deferred financing costs, consisted of the following as of March 31, 2016 and December 31, 2015:

	March 31, 2016	December 31, 2015
Secured revolving credit facility due August 2016, $250 million commitment	$104	$167
Secured revolving credit facility due March 2017, $100 million commitment	—	272
Secured revolving credit facility due October 2016, $500 million commitment	—	33
Secured term loan due August 2017, net of discount	438	437
Unsecured Private Notes due September 2018, net of discount	345	344

Total	$887	$1,253

        As discussed in Note 1, effective January 1, 2016, debt issuance costs associated with our borrowings, other than our revolving credit facilities, were reclassified as a direct deduction from the carrying amount of the related borrowing.

        The daily weighted average debt balance, excluding deferred financing costs and discounts, for the three months ended March 31, 2016 and 2015 was $1,012 million and $1,845 million, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs and discounts, for the three months ended March 31, 2016 and 2015 was 5.8% and 3.7%, respectively. The weighted average interest rate on all of our borrowings, excluding amortization of deferred financing costs and discounts, for the three months ended March 31, 2016 and 2015 was 4.6%

and 3.2%, respectively. The weighted average interest rate on all of our borrowings, excluding deferred financing costs and discounts, as of March 31, 2016 and December 31, 2015 was 4.8% and 4.0%, respectively.

        As of March 31, 2016 and December 31, 2015, the aggregate fair value of our borrowings, excluding deferred financing costs and discounts, was $901 million and $1,273 million, respectively. The fair values of our borrowings are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions, and are measured using Level 3 inputs for our debt as of March 31, 2016 and December 31, 2015. It assumes that the liability is transferred to a market participant at the measurement date and that the nonperformance risk relating to that liability is the same before and after the transfer. Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value at which the liability is transferred. The fair value of our borrowings is valued at the closing market quotes as of the measurement date or estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any, based on a quantitative and/or qualitative evaluation of our credit risk.

Unsecured Private Notes

        On September 20, 2013, we entered into an indenture with U.S. Bank National Association, as trustee, relating to the issuance and sale by us of $350 million in aggregate principal amount of senior unsecured five-year notes ("Private Notes"), for proceeds of $342 million, net of underwriters' discounts. The Private Notes were sold in a private offering to qualified institutional buyers under Rule 144A and outside of the United States pursuant to Regulation S of the Securities Act of 1933, as amended. The Private Notes have a fixed interest rate of 6.50% and mature in September 2018. Interest payments are due semi-annually on March 15 and September 15 and all principal is due on maturity. The Private Notes are rated B3, BB and BB– by Moody's Investor Services, Standard & Poor's Ratings Services and Fitch Ratings, respectively. The indenture contains restrictive covenants that, among other things, limit our ability to: (i) pay dividends or distributions, repurchase equity, prepay junior debt and make certain investments; (ii) incur additional debt and issue certain disqualified stock and preferred stock; (iii) incur certain liens; (iv) merge or consolidate with another company or sell substantially all of our assets; (v) enter into certain transactions with affiliates; and (vi) allow to exist certain restrictions on the ability of our subsidiaries to pay dividends or make other payments to us. The indenture also contains certain customary events of default, including but not limited to those relating to the failure to make principal or interest payments on such debt, a cross payment or acceleration default on an aggregate $50 million or more of other indebtedness, covenant defaults, bankruptcy events and failure to pay judgments. As of March 31, 2016, we were in compliance with all of the covenants under the Private Notes.

Secured Term Loan Facility

        On February 26, 2014, we entered into an amendment (the "Amendment") to the amended secured term loan facility under our Senior Secured Term Loan Credit Agreement, dated as of August 23, 2013, with the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the "Secured Term Loan Facility").

        The Amendment reduced the interest rate on the Secured Term Loan Facility, which had an outstanding principal balance of $450 million as of the closing date, from LIBOR plus 3.00%, with a LIBOR floor of 1.00%, to LIBOR plus 2.75%, with a LIBOR floor of 0.75%. The Amendment also extended the Secured Term Loan Facility's maturity date by one year to August 2017.

        In accordance with FASB ASC Subtopic No. 470-50, Modifications and Extinguishments, $447 million of debt exchanged with the same lenders met the criterion for and was accounted as a modification of debt. Existing unamortized deferred financing costs and discount attributable to the modification of the Secured Term Loan Facility of $9 million will be amortized into interest expense over the life of the Secured Term Loan Facility using the effective interest method, while fees paid to other third-party advisors of $1 million were expensed.

        As of March 31, 2016, the interest rate on our Secured Term Loan Facility was 3.50% and the borrowing base coverage was 378%. The Secured Term Loan Facility contains various events of default, including but not limited to those relating to the failure to make principal or interest payments on such debt, an event of default under the $250 Million Revolving Credit Facility, a cross default on an aggregate $50 million or more of certain other indebtedness, the breach of representations or covenants, bankruptcy events, the failure to conduct our asset management business through ACAM, a change in control and the failure to pay judgments. As of March 31, 2016, we were in compliance with all of the covenants under the Secured Term Loan Facility.

        The following table sets forth the scheduled amortization on the secured term loans and unsecured private notes:

August 2016	$4.5 million
Secured Term Loans due August 2017	Outstanding Balance
Unsecured Private Notes due September 2018	Outstanding Balance

$250 Million Revolving Credit Facility

        On August 22, 2012, we obtained a four-year $250 million secured revolving credit facility (the "$250 Million Revolving Credit Facility"), which bears interest at a rate per annum equal to LIBOR plus 3.75%. As of March 31, 2016, the interest rate on the $250 Million Revolving Credit Facility was 4.19%.

        On August 22, 2015, the commitments under the $250 Million Revolving Credit Facility terminated. As a result, the outstanding balance on the $250 Million Revolving Credit Facility is repayable ratably over the final 12 months until the maturity date on August 22, 2016.

        As of March 31, 2016, the total debt outstanding under our $250 Million Revolving Credit Facility was $104 million. The $250 Million Revolving Credit Facility contains various events of default, including but not limited to those relating to the failure to make principal or interest payments on such debt, an event of default under the Secured Term Loan Facility, a cross default on an aggregate $50 million or more of certain other indebtedness, the breach of representations or covenants, bankruptcy events, the failure to conduct our asset management business through ACAM, a change in control and the failure to pay judgments. As of March 31, 2016, we were in compliance with all of the covenants under the $250 Million Revolving Credit Facility.

$1.25 Billion Revolving Credit Facility

        On June 27, 2014, ACAS Funding I, LLC, a wholly-owned financing subsidiary, obtained a $750 million secured revolving credit facility with Bank of America, N.A. On March 6, 2015, the commitments to the existing $750 million secured revolving credit facility were increased by $500 million to $1.25 billion (the "$1.25 Billion Revolving Credit Facility"). In addition to the commitment increase, the maturity date of the facility was extended to March 6, 2017. On December 11, 2015, we amended certain covenants to permit ACAS Funding I, LLC to distribute back to us the remaining proceeds from its senior floating rate loan portfolio sales while settling any associated liabilities. In addition, commencing on December 27, 2015, the commitments are calculated as the greater of total debt outstanding or $100 million. The facility bears interest at a rate per annum equal to LIBOR plus 1.60%.

        As of March 31, 2016 and December 31, 2015, the facility was in a wind down period during which we are prohibited from purchasing additional assets or borrowing under the facility. We can reinstate our ability to borrow and purchase assets at any time prior to February 6, 2017, subject to certain terms outlined in the credit agreement.

        We are required to pay a fee on the unused commitments under the facility in an amount equal to 1.60% on the average daily unused amount of lender commitments up to 60% of the daily average of total commitments, and 0.75% on the lesser of 40% of the daily average total commitments and average daily unused amount. Under the amendment, the unused fee was reduced to 0.50% on the average daily unused amount. To the extent we reinstate our ability to borrow, the unused fees will increase to the rates paid prior to the amendment on the three month anniversary of our ability to borrow under the facility being reinstated. All fees are payable quarterly. The credit facility contains various events of default, including but not limited to those relating to the failure to make principal or interest payments on such debt, the breach of representations or covenants, credit triggers, the loss of key personnel, a change in investment manager, the occurrence of certain regulatory or criminal proceedings, bankruptcy events and the failure to pay judgments. As of March 31, 2016, we were in compliance with all of the covenants under the $1.25 Billion Revolving Credit Facility.

$500 Million Revolving Credit Facility

        On October 30, 2014, ACAS Funding II, LLC, a wholly-owned financing subsidiary, obtained a $500 million secured revolving credit facility (the "$500 Million Revolving Credit Facility"), with Deutsche Bank AG. The $500 Million Revolving Credit Facility was scheduled to mature in October 2016 and had an interest rate per annum equal to LIBOR plus 1.60%. On December 14, 2015, we amended certain covenants in the facility to permit ACAS Funding II, LLC to distribute back to us the remaining proceeds from its senior floating rate loan portfolio sales while settling any associated liabilities. On January 6, 2016, the $500 Million Revolving Credit Facility was repaid in full and terminated.

Note 6.  Stock Options

        We have stock option plans which provide for the granting of options to employees and non-employee directors to purchase shares of common stock at a price of not less than the fair market value of the common stock on the date of grant. Stock options granted under the employee stock option plans vest over either a three or five year period and may be exercised for a period of no more than ten years from the date of grant. Options granted under these plans may be either incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options. As required by the 1940 Act, we are restricted from issuing awards to our employees and non-employee directors to the extent that the amount of voting securities that would result from the exercise of all such awards at the time of issuance exceeds 20% of our outstanding voting securities. As of March 31, 2016, there were 3.6 million shares available to be granted under the employee stock option plans and in accordance with the 1940 Act restrictions.

        Our shareholders approved non-employee director stock option plans in 1998, 2000, 2006, 2007, 2008, 2009 and 2010 and we subsequently received orders from the SEC authorizing such plans. Stock options granted under the non-employee director stock option plans are non-qualified stock options that vest over a three year period and may be exercised for a period of no more than ten years from the date of grant. As of March 31, 2016, there were no shares available to be granted under the non-employee director stock option plans. No employee or non-employee director stock options were granted during the three months ended March 31, 2016 and 2015.

        During the first quarter of 2014, we concluded that our Chief Executive Officer had been granted stock options in excess of the individual employee limits established in certain of our stock option plans. These stock option grants were made during fiscal years 2010, 2011 and 2012. As a result, the stock option grants in excess of the individual limits in any stock option plan have been considered null and void. The communication of the voided stock option grants to our Chief Executive Officer resulted in a financial obligation under U.S. GAAP to provide equity compensation commensurate with the terms of the voided stock option grants in return for services to be performed by our Chief Executive Officer during the option vesting periods. During the second quarter of 2014, pursuant to the Deferred Plan, an award of $10 million was granted to our Chief Executive Officer that partially settled this financial obligation. During the first quarter of 2015, an award of $7 million was granted to our Chief Executive Officer that settled the remainder of this financial obligation. These grants were funded with shares of common stock from the Trust that had previously been forfeited by former employees prior to being fully vested in their shares.

        As discussed in Note 9, due to changes in the composition of our investment portfolio and market conditions, we conducted strategic reviews of our business which resulted in workforce reductions of our employees. In conjunction with the restructuring, the vesting of any unvested stock options held by impacted employees as of the date of their separation was accelerated, and the employees were given a period of up to one year from their separation date, or less if the expiration of the option was within one year from their separation date, to exercise all outstanding options. During the three months ended March 31, 2016 and 2015, in accordance with FASB ASC Topic 718, Compensation—Stock Compensation, the acceleration of 0.6 million and 0.9 million, respectively, of unvested stock options was accounted for as a modification and resulted in additional stock-based compensation expense of approximately $2 million and $4 million, respectively, related to additional workforce reductions.

        During the three months ended March 31, 2016 and 2015, we recorded stock-based compensation expense attributable to our stock options of $5 million and $5 million, respectively. Stock-based compensation expense was recognized only for options expected to vest, using an estimated forfeiture rate based on historical experience.

Note 7.  Deferred Compensation Plan

        We have a non-qualified deferred compensation plan (the "Deferred Plan") for the purpose of granting cash bonus awards to our employees. The Compensation, Corporate Governance and Nominating Committee is the administrator of the Deferred Plan. The Deferred Plan is funded through a trust (the "Trust") which is administered by a third-party trustee. The Compensation, Corporate Governance and Nominating Committee determines cash bonus awards to be granted under the Deferred Plan and the terms of such awards, including vesting schedules. The cash bonus awards are invested by the Trust in our common stock by purchasing shares in the open market. Awards vest contingent on the employee's continued employment or the achievement of performance goals, if any, as determined by the Compensation, Corporate Governance and Nominating Committee. The Trust provides certain protections of its assets from events other than claims against our assets in the case of bankruptcy. The assets and liabilities of the Trust are consolidated in the accompanying consolidated financial statements. Shares of our common stock held by the Trust are accounted for as treasury stock in the accompanying consolidated balance sheets.

        The Deferred Plan does not permit diversification and the cash bonus awards must be settled by the delivery of a fixed number of shares of our common stock. The awards under the Deferred Plan are accounted for as grants of unvested stock. We record stock-based compensation expense based on the fair market value of our stock on the date of grant. The compensation cost for awards with service conditions is recognized using the straight-line attribution method over the requisite service period. The compensation cost for bonus awards with performance and service conditions is recognized using the accelerated attribution method over the requisite service period. During the three months ended

March 31, 2016, there were no grants under the Deferred Plan. During the three months ended March 31, 2015, cash bonus awards of $7 million were granted under the Deferred Plan.

        As discussed in Note 6, during the first quarter of 2014, we concluded that our Chief Executive Officer had been granted $2.6 million of cash bonus awards in fiscal year 2007 in excess of the annual individual employee limit established in the Deferred Plan. As a result, the $2.6 million of cash bonus awards have been considered null and void. The communication of the $2.6 million of excess cash bonus awards to our Chief Executive Officer resulted in a financial obligation under U.S. GAAP to provide equity compensation commensurate with the terms of the cash bonus awards in return for services to be performed by our Chief Executive Officer during the award vesting period. During the second quarter of 2014, pursuant to the Deferred Plan, an award of $10 million was granted to our Chief Executive Officer that partially settled this financial obligation. During the first quarter of 2015, an award of $7 million was granted to our Chief Executive Officer that settled the remainder of this financial obligation. These grants were funded with shares of common stock from the Trust that had previously been forfeited by former employees prior to being fully vested in their shares.

        During the three months ended March 31, 2016 and 2015, we recorded stock-based compensation expense of $2 million and $3 million, respectively, attributable to the Deferred Plan.

Long Term Incentive Plan Liability

        European Capital has issued restricted mandatorily redeemable preferred shares ("Redeemable Preferred Shares") to participating employees of subsidiary companies of its manager, European Capital Asset Management Limited ("ECAM"), a wholly owned subsidiary of ACAM, under Long Term Incentive Plans (the "Plans") for an issue price determined at the time of issuance. The Plans have a 5-year vesting period. The Redeemable Preferred Shares are subdivided into subclasses of shares. The redemption value of each sub-class of Redeemable Preferred Shares is calculated using a predetermined formula and is based on the net liquidity proceeds, as defined in the Plans, on the exit of specifically referenced investments of European Capital in excess of certain hurdle rates. The Plans have annual calculation and redemption dates through December 31, 2018 and March 1, 2019, respectively, for sub-classes A, B and C and December 31, 2023 and March 1, 2024, respectively, for sub-classes D, E and F. Redeemable Preferred Shares related to specifically referenced investments not exited at the final annual calculation dates will be redeemed after the receipt of subsequent net liquidity proceeds or, if specifically referenced investments that remain outstanding on January 1, 2020 for sub-classes A, B and C and January 1, 2025 for sub-classes D, E and F, will be redeemed based on the realizable value of the remaining referenced investments. European Capital elected to recognize the Redeemable Preferred Shares at fair value in accordance with FASB ASC Topic 825, Financial Instruments.

        The holders of the Redeemable Preferred Shares have no rights to participate in or receive notice of any general meeting of European Capital and the shares are generally not transferable. The Redeemable Preferred Shares have no rights to receive dividends. During the three months ended March 31, 2016 and 2015, a portion of the Redeemable Preferred Shares were redeemed and European Capital realized losses of $12 million and $46 million, respectively, associated with the redemptions, which was fully offset by reversals of unrealized depreciation of $12 million and $46 million, respectively, which is included in net realized loss and net unrealized (depreciation) appreciation in our consolidated statements of operations.

        The fair value of the Redeemable Preferred Shares as of March 31, 2016 and December 31, 2015 is calculated using the net present value of the estimated future cash flows of the underlying European Capital investments with discounts applied for equity risk, liquidity risk, credit risk, minority interests, lack of marketability and a forfeiture rate. The fair value of the Redeemable Preferred Shares as of March 31, 2016 and December 31, 2015 was $27 million and $34 million, respectively. The fair value of the underlying European Capital investments as of March 31, 2016 and December 31, 2015 was $300 million and $367 million, respectively.

        The following tables summarize the number of shares issued and redeemed (in thousands) for the three months ended March 31, 2016 and 2015:

	Class A	Class B	Class C	Class D	Class E	Class F	Total
Balance, December 31, 2015	344	345	491	100	100	100	1,480
Shares Issued	—	—	—	—	—	—	—
Shares Redeemed	(69)	(69)	(98)	(10)	(10)	(10)	(266)

Balance, March 31, 2016	275	276	393	90	90	90	1,214

	Class A	Class B	Class C	Class D	Class E	Class F	Total
Balance, December 31, 2014	412	413	589	100	100	100	1,714
Shares Issued	—	—	—	—	—	—	—
Shares Redeemed	(68)	(68)	(98)	—	—	—	(234)

Balance, March 31, 2015	344	345	491	100	100	100	1,480

Note 8.  Net Operating Income and Net (Loss) Earnings Per Common Share

        The following table sets forth the computation of basic and diluted net operating income and net (loss) earnings per common share for the three months ended March 31, 2016 and 2015:

	Three Months Ended March 31,
	2016	2015
Numerator for basic and diluted net operating income per common share	$74	$50

Numerator for basic and diluted net (loss) earnings per common share	$(80)	$15

Denominator for basic weighted average common shares	235.0	271.1
Employee stock options and awards	—	11.8

Denominator for diluted weighted average common shares	235.0	282.9

Basic net operating income per common share	$0.31	$0.18
Diluted net operating income per common share	$0.31	$0.18
Basic net (loss) earnings per common share	$(0.34)	$0.06
Diluted net (loss) earnings per common share	$(0.34)	$0.05

        In accordance with the provisions of FASB ASC Topic 260, Earnings per Share, basic earnings per share ("EPS") is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating EPS on a diluted basis.

        In computing diluted EPS, only potential common shares that are dilutive, those that reduce EPS or increase loss per share, are included. The effect of stock options, unvested employee stock awards and contingently issuable shares are not included if the result would be anti-dilutive, such as when a net loss is reported. Therefore, basic EPS and diluted EPS are computed using the same number of weighted average shares for the three months ended March 31, 2016 as we incurred a net loss for that period.

        Stock options and unvested shares under our deferred compensation plan of 32.6 million and 6.6 million for the three months ended March 31, 2016 and 2015, respectively, were not included in the computation of diluted EPS either because the respective exercise or grant prices are greater than the average market value of the underlying stock or their inclusion would have been anti-dilutive, as determined using the treasury stock method.

Note 9.  Restructuring Costs

        Due to changes in the composition of our investment portfolio and market conditions, we conducted strategic reviews of our business in the fourth quarter of 2014, which resulted in workforce reductions and the closing of two of our offices as well as the elimination of certain functions at other offices. In conjunction with the restructuring, the vesting of any unvested stock options held by impacted employees as of the date of their separation was accelerated, and they were given a period of up to one year from their separation date, or less if the expiration of the option was within one year from their separation date, to exercise all outstanding options. During the three months ended March 31, 2016 and 2015, we recorded charges for both severance and related employee costs of $8 million and $10 million, respectively, including $2 million and $4 million, respectively, from the modification of stock options related to additional workforce reductions. The severance and related employee costs and the additional stock-based compensation expense resulting from the modification are included in salaries, benefits and stock-based compensation and the excess facilities costs are included in general and administrative in our consolidated statements of operations. The liability for employee severance costs and excess facilities is included in other liabilities in our consolidated balance sheets.

        In determining our liability related to excess office facilities, we are required to estimate such factors as future vacancy rates, the time required to sublet properties and sublease rates. These estimates are reviewed quarterly based on known real estate market conditions and the credit-worthiness of subtenants, and may result in revisions to the liability. Our remaining liability of $4 million as of March 31, 2016 related to these excess office facilities represents gross lease commitments with agreements expiring at various dates through 2023 of approximately $19 million, net of committed and estimated sublease income of approximately $14 million and a present value factor of $1 million. We have entered into signed sublease arrangements for approximately $2 million, with the remaining $12 million based on estimated future sublease income.

        The following tables summarize the restructuring accrual activity during the three months ended March 31, 2016 and 2015:

	Severance	Excess Office Facilities	Total
Balance, December 31, 2015	$4	$4	$8
Restructuring charges	6	—	6
Cash payments	(5)	—	(5)

Balance, March 31, 2016	$5	$4	$9

	Severance	Excess Office Facilities	Total
Balance, December 31, 2014	$8	$5	$13
Restructuring charges	6	—	6
Cash payments	(7)	(1)	(8)

Balance, March 31, 2015	$7	$4	$11

Note 10.  Shareholders' Equity

        Our common stock activity for the three months ended March 31, 2016 and 2015 was as follows:

	Three Months Ended March 31,
	2016	2015
Common stock outstanding at beginning of period	242.6	266.9
Issuance of common stock under stock option plans	0.4	2.8
Repurchase of common stock	(21.2)	—
Distribution of common stock held in deferred compensation trust	0.6	—

Common stock outstanding at end of period	222.4	269.7

Share Repurchase Program

        Our Board of Directors has authorized the purchase of $600 million to $1 billion of common stock through June 30, 2016 at prices per share below 85% of our most recent quarterly NAV per share, subject to certain conditions. We have entered into a Rule 10b5-1 trading plan to undertake accretive share repurchases on a non-discretionary basis up to the $1 billion limit.

        In determining the quarterly amount, the Board of Directors will be guided by our net cash provided by operating activities in preceding quarters, our capital requirements, our cash position, operational issues, economic conditions and the current trading price of our common stock and other factors. During the three months ended March 31, 2016, we repurchased a total of 21.2 million shares of our common stock in the open market for $297 million at an average price of $13.96 per share.

        The share repurchase program may be further suspended, terminated or modified at any time for any reason and does not obligate us to acquire any specific number of shares of our common stock.

Note 11.  Income Taxes

        As a taxable corporation under Subchapter C of the Code, we are subject to federal and applicable state corporate income taxes on our taxable ordinary income and capital gains. However, we estimate that for income tax purposes, we had both net operating loss carryforwards and net long-term capital loss carryforwards as of March 31, 2016. Our tax fiscal year ends on September 30.

        We file a consolidated federal income tax return with eligible corporate subsidiaries, including portfolio companies in which we hold 80% or more of the outstanding equity interest measured by both vote and fair value. As a result, we have entered into a tax sharing agreement under which members of the consolidated tax group are compensated for losses and other tax benefits by members that are able to use those losses and tax benefits on their pro forma stand-alone federal income tax return.

        As of March 31, 2016, our deferred tax asset was $785 million, our deferred tax liability was $218 million, our valuation allowance was $355 million and our net deferred tax asset was $212 million.

        We estimate the expected tax character of recognition of the reversal of the timing differences that give rise to the deferred tax assets and liabilities as either ordinary or capital income. However, the ultimate tax character of the deferred tax asset or liability may change from our estimated classification based on the ultimate form of recognition of the timing difference. As of March 31, 2016, we believe that it is more likely than not that we will have future ordinary income to realize the majority of our ordinary deferred tax assets and therefore did not record a valuation allowance against these ordinary deferred tax assets except for a portion of our net operating losses ("NOL") generated in New York

City will expire unutilized. As of March 31, 2016, we have recorded a $12 million valuation allowance against a $13 million deferred tax asset related to $144 million of NOLs generated in New York City.

        We continue to maintain a valuation allowance against a significant portion of our deferred tax assets. We believe that it is more likely than not that we will be able to utilize $16 million of our capital deferred tax assets as of March 31, 2016 and we have established a partial valuation allowance of $167 million against certain capital deferred tax assets. We recognized a tax benefit of $16 million associated with the decrease in the valuation allowance against our capital deferred tax asset associated with unrealized losses on equity investments treated as capital for tax purposes during the three months ended March 31, 2016.

        We continue to assess our ability to realize our existing capital deferred tax assets. We believe that due to the recent decision to solicit offers to acquire individual lines of business or the company in its entirety, certain investments that had previously been determined to be long-lived assets may provide a source of taxable income to realize certain capital deferred tax assets. Assessing the recoverability of a deferred tax asset requires management to make estimates related to expectations of future taxable income. Estimates of future taxable income are based on forecasted cash flows from investments and operations, the character of expected income or loss as either capital or ordinary, and the application of existing tax laws in each jurisdiction. To the extent that future cash flows or the amount or character of taxable income differ significantly from these estimates, our ability to realize the deferred tax assets could be impacted.

        Effective January 1, 2016, we elected to early adopt the provisions of ASU 2016-09. The cumulative effect of the adoption was an increase to the beginning balance of shareholders' equity of $16 million due to the recognition of a deferred tax asset for excess tax benefits associated with the share based compensation that was unrecorded in previous tax years. The deferred tax asset is ordinary in nature and we believe that it is more likely than not that we will have future sufficient ordinary income to utilize the deferred tax asset. Therefore, we did not establish a valuation allowance against this portion of the ordinary deferred tax asset.

        A reconciliation of the provision for income taxes computed at the U.S. federal statutory corporate income tax rate and our effective tax rate for the three months ended March 31, 2016 and 2015 were as follows:

	Three Months Ended March 31,
	2016	2015
Tax on net (loss) earnings computed at federal statutory tax rate	$(27)	$27
State taxes, net of federal tax benefit	(4)	3
Valuation allowance	49	(21)
Dividends received deduction	(5)	(2)
Earnings of European Capital	(9)	18
Capital gain on tax deconsolidation of subsidiary	—	35
Other	(1)	1

Total provision for income taxes	$3	$61

        We recognize tax benefits of uncertain tax positions only when the position is more likely than not to be sustained assuming examination by tax authorities. There has been no change in the amount of unrecognized tax benefits as of December 31, 2015. We do not reasonably expect any material changes to the unrecognized tax benefits within the next twelve months.

Note 12.  Commitments and Contingencies

        In the normal course of business, we enter into contractual agreements that facilitate transactions or provide general indemnifications against losses, costs, claims and liabilities arising from the performance of our obligations under such agreements. We have not had any claims nor made any payments pursuant to such agreements. We cannot estimate the maximum potential exposure under these arrangements as this would involve future claims that may be made against us that have not yet occurred. However, based on our experience, we expect the risk of any material loss to us to be remote.

        We are a party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect on our financial condition or results of operations.

Loan and Financing Agreements

        As of March 31, 2016, we had commitments under loan and financing agreements to fund up to $189 million to 23 portfolio companies. These commitments are primarily composed of working capital credit facilities, acquisition credit facilities and subscription agreements. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and availability under borrowing base thresholds. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in our portfolio. As of March 31, 2016, European Capital and its affiliates had commitments of $59 million to fund European Capital UK SME Debt LP and $90 million to fund European Capital Private Debt LP ("ECAS Private Debt"). In addition, as of March 31, 2016, ACAM had a commitment of $111 million to American Capital Equity III, LP, which is expected to be funded by an equity investment from American Capital. See Note 14 to our interim consolidated financial statements included in this document for further discussion of ACAM's American Capital Equity III, LP's commitment.

Note 13.  Significant Subsidiaries

        We have determined that for the three months ended March 31, 2016, certain of our unconsolidated portfolio companies have met the conditions of a significant subsidiary under Rule 1-02(w) of Regulation S-X. Accordingly, pursuant to Rule 10-01(b)(1) of Regulation S-X, aggregate summarized income statement information for the three months ended March 31, 2016 and 2015 has been included as follows:

	Three Months Ended March 31,
	2016	2015
Total revenue	$269	$268
Total operating expenses	$255	$232
Net operating income	$14	$36
Net (loss) income	$(10)	$26

Note 14.  Asset Sales

        ECAS Private Debt is a private debt fund that closed during the second quarter of 2015 with €318 million of capital commitments, of which €165 million was committed by European Capital and its affiliates. The ECAS Private Debt fund provides debt financing to mid-market companies in Europe, primarily through unitranche, second lien and mezzanine financing, with secondary purchases of senior loans on an opportunistic basis. During the fourth quarter of 2015, the ECAS Private Debt fund had an additional closing of €69 million which increased the total capital commitments to €387 million. Upon its final closing in April 2016, the ECAS Private Debt fund raised an additional €86 million which increased the investment capacity of the fund to €473 million. The fund will have a three year investment period and a subsidiary of ACAM manages the ECAS Private Debt fund for an annual management fee of 1.50% on deployed capital and up to a 15% carried interest, subject to certain hurdles. The ECAS Private Debt fund will be dissolved on March 19, 2025, unless extended. In April 2015, European Capital sold €162 million ($175 million) of investments at their approximate fair value in 9 portfolio companies to the ECAS Private Debt fund. European Capital received €158 million ($170 million) for the sale of these assets and recognized a realized loss of €4 million ($5 million). As of March 31, 2016, European Capital's investment in the ECAS Private Debt fund had a cost basis and fair value of $97 million and $102 million, respectively. As of March 31, 2016, European Capital had an unfunded commitment of €79 million ($90 million) to the ECAS Private Debt fund.

        On April 28, 2014, we completed a $1.1 billion private placement of partnership interests in American Capital Equity III, LP ("ACE III" or "the Fund"), a new private equity fund focused on investing in U.S. companies in the lower middle market. Concurrent with the private placement, we entered into a Contribution and Redemption Agreement with the Fund pursuant to which we agreed to contribute 100% of our equity and equity-related investments in seven portfolio companies to the Fund and to provide the Fund with an option to acquire our equity investment in WRH, Inc. (the "Equity Option"), in exchange for partnership interests in the Fund. Collectively, the eight portfolio companies (including WRH, Inc., assuming the Equity Option is exercised) comprise the Secondary Portfolio for ACE III. On April 1, 2015, the Equity Option was exercised by the Fund for the exercise price of $24 million. The Fund's aggregate $1.1 billion capital commitment includes a commitment of $200 million from ACAM for Primary Investments, of which $111 million was undrawn as of March 31, 2016.

Note 15.  Related Party Transactions

        As a BDC, we are required by law to make available significant managerial assistance to our eligible portfolio companies. Such assistance typically involves providing guidance and counsel concerning the management, operations and business objectives and policies of the portfolio company to its management and board of directors, including participating on the company's board of directors. As of March 31, 2016, we had board seats on 33 companies in our investment portfolio. Providing assistance to the companies in our investment portfolio serves as an opportunity for us to maximize their value.

        The following table shows the operating revenue from our control investments, as defined under the 1940 Act for the three months ended March 31, 2016 and 2015:

	Three Months Ended March 31,
	2016	2015
Operating Revenue—Control Investments
Interest and dividend income	$90	$60
Fee income	$10	$14

American Capital Asset Management

        Our fund management business is conducted through ACAM. In general, ACAM provides investment management services through consolidated subsidiaries that enter into management agreements with each of its managed funds. In addition, American Capital or ACAM may invest directly into these funds and earn investment income from its investments in those funds. Under the management agreements, ACAM's responsibilities include, but are not limited to, sourcing, analyzing and executing investments and asset sales, delivering financial and compliance reports to investors in the funds under management, administering the daily business and affairs of the funds under management and performing other asset management duties. We have entered into service agreements with ACAM to provide it with additional asset management and administrative services support. Through these agreements, we provide investment advisory and oversight services to ACAM, as well as access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. During the three months ended March 31, 2016 and 2015, we recognized operating revenues from our investment in ACAM of $34 million and $33 million, respectively. During the three months ended March 31, 2016 and 2015, we received an additional $1 million and $3 million, respectively, of dividends from ACAM, which were recorded as a reduction to the cost basis of our investment in ACAM.

        During the three months ended March 31, 2016, we transferred to ACAM 100% of our equity investments in ACEI Singapore Holdings Private LTD, BMR Energy LLC, Hollyhock Limited and Taiba Wind Energy, LLC. The cost basis and fair value of these transferred investments as of December 31, 2015 was $77 million and $94 million, respectively. As of March 31, 2016, the cost basis and fair value of these transferred investments was $83 million and $85 million, respectively.

European Capital

        As discussed in Note 1 to these consolidated financial statements, we consolidated our investment in European Capital effective October 1, 2014. ACAM, through its subsidiary, ECAM, acts as the investment manager to European Capital. Under ACAM's investment management agreement with European Capital, ACAM is entitled to receive an annual management fee of 2% of the weighted average monthly consolidated gross asset value of all the investments at fair value of European Capital, an incentive fee equal to 100% of the net earnings in excess of a return of 8% but less than a return of 10%, and 20% of the net earnings thereafter. The investment management agreement with European Capital was amended to waive the incentive fee for 2011, 2012, 2013 and 2014. During the first quarter of 2015, the investment management agreement with European Capital was amended to cancel the incentive fee for 2015 and going forward. The management fee charged by ACAM for the three months ended March 31, 2016 and 2015 was $2 million and $4 million, respectively.

        As discussed in Note 7 to these consolidated financial statements, European Capital has issued Redeemable Preferred Shares to employees of ECAM as part of long-term employee incentive plans. These shares are redeemable by European Capital based on the aggregate returns on investments made after January 1, 2012 and are treated as mandatorily redeemable preferred stock in our consolidated balance sheets in accordance with FASB ASC Topic 480, Distinguishing Liabilities from Equity. The fair value of the Redeemable Preferred Shares as of March 31, 2016 and December 31, 2015 was $27 million and $34 million, respectively. During the three months ended March 31, 2016 and 2015, a portion of the Redeemable Preferred Shares were redeemed and European Capital realized losses of $12 million and $46 million, respectively, associated with the redemptions, which was fully offset by reversals of unrealized depreciation of $12 million and $46 million, respectively, which is included in net realized loss and net unrealized (depreciation) appreciation in our consolidated statements of operations.

American Capital Equity I, LLC and American Capital Equity II, LP

        On June 30, 2015, we entered into stock purchase agreements with American Capital Equity I, LLC and American Capital Equity II, LP under which we acquired secondary and add-on investments in 24 portfolio companies for an aggregate purchase price of $145 million. The initial purchase price for such investments was based on the fair value of the investments as of March 31, 2015, but is potentially subject to increase on June 30, 2016 as a result of certain post-closing adjustments. For the three months ended March 31, 2016, we recorded $22 million of net unrealized depreciation after our acquisition of these investments, which is included in net unrealized (depreciation) appreciation in our consolidated statements of operations.

ANNEX A

AGREEMENT AND PLAN OF MERGER

By and Among

ARES CAPITAL CORPORATION,

ORION ACQUISITION SUB, INC.,

AMERICAN CAPITAL, LTD.,

AMERICAN CAPITAL ASSET MANAGEMENT, LLC,

IVY HILL ASSET MANAGEMENT, L.P.,

IVY HILL ASSET MANAGEMENT GP, LLC,
in its capacity as general partner of Ivy Hill Asset Management, L.P.,

and,

solely for purposes of Section 2.2(a)(ii)(B), Section 2.3(a)(iii), Section 4.29, Section 4.30, Section 7.4 and Article VIII,

ARES CAPITAL MANAGEMENT LLC,
in its capacity as Ares Capital Corporation's investment adviser

Dated as of May 23, 2016

Annex A-1

Annex A-2

Annex A-3

APPENDICES

Appendix A	Definitions

Annex A-4

        THIS AGREEMENT AND PLAN OF MERGER, dated as of May 23, 2016 (this "Agreement"), is made by and among Ares Capital Corporation, a Maryland corporation ("Parent"), Orion Acquisition Sub, Inc., a Delaware corporation and a direct wholly owned Subsidiary of Parent ("Acquisition Sub"), Ivy Hill Asset Management, L.P., a Delaware limited partnership ("IHAM"), Ivy Hill Asset Management GP, LLC, a Delaware limited liability company, in its capacity as general partner of IHAM ("IHAM GP"), American Capital, Ltd., a Delaware corporation (the "Company"), American Capital Asset Management, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company ("Subsidiary Adviser"), and, solely for purposes of Section 2.2(a)(ii)(B), Section 2.3(a)(iii), Section 4.29, Section 4.30, Section 7.4 and Article VIII, Ares Capital Management LLC, a Delaware limited liability company (the "Parent External Adviser"), in its capacity as Parent's investment adviser. Defined terms used in this Agreement have the respective meanings ascribed to them by definition in this Agreement or in Appendix A.

W I T N E S S E T H:

        WHEREAS, the respective boards of directors of Parent, Acquisition Sub and the Company, have unanimously approved the acquisition of the Company by Parent upon the terms and subject to the conditions and limitations set forth in this Agreement.

        WHEREAS, the board of directors of the Company (the "Company Board") and the board of managers of Subsidiary Adviser have unanimously approved and declared advisable, and the board of directors of Parent (the "Parent Board"), Parent, as the sole stockholder of Acquisition Sub, and IHAM GP, as the general partner of IHAM, have approved or adopted this Agreement and the transactions contemplated hereby, including (a) the merger of Subsidiary Adviser with and into IHAM, with IHAM surviving as a wholly owned subsidiary of Parent (the "Adviser Merger"), and (b) the merger of Acquisition Sub with and into the Company, with the Company surviving as a wholly owned Subsidiary of Parent (the "Company Merger" and, together with the Adviser Merger, the "Mergers"), in each case upon the terms and subject to the conditions and limitations set forth in this Agreement and in accordance with the Revised Uniform Limited Partnership Act of the State of Delaware ("LP Act") and the General Corporation Law of the State of Delaware (the "DGCL"), as applicable.

        WHEREAS, the Company Board has, subject to Section 5.3(b) and Section 5.6, unanimously resolved to recommend that the Company's stockholders approve the adoption of this Agreement.

        WHEREAS, the Parent Board has, subject to Section 5.3(c) and Section 5.6, unanimously resolved to recommend that Parent's stockholders approve the issuance of shares of Parent common stock, par value $0.001 per share (the "Parent Common Stock"), in connection with the Company Merger (the "Parent Stock Issuance").

        WHEREAS, (a) to induce Parent to enter into this Agreement and cause the Mergers to be consummated, (i) certain stockholders of the Company are executing support agreements in favor of Parent concurrently with the execution of this Agreement (the "Company Support Agreements") and (ii) Elliott Associates, L.P. and Elliott International, L.P. are executing a support agreement in favor of Parent concurrently with the execution of this Agreement (the "Elliott Support Agreement") and (b) to induce the Company to enter into this Agreement and cause the Mergers to be consummated, certain stockholders of the Parent are executing support agreements in favor of the Company concurrently with the execution of this Agreement (the "Parent Support Agreements").

        WHEREAS, for United States federal income Tax purposes, the parties intend that receipt of the Merger Consideration by the Company's stockholders will qualify for the Intended Tax Treatment.

        WHEREAS, (a) American Capital Mortgage Management, LLC, a Delaware limited liability company and an indirect wholly owned Subsidiary of the Company ("Mortgage Manager"), through its Subsidiaries, provides investment management services to each of American Capital Mortgage

Annex A-5

Investment Corp., a Maryland corporation ("MTGE REIT"), and American Capital Agency Corp., a Delaware corporation ("Mortgage Manager Buyer" and, together with MTGE REIT, each, a "REIT," and collectively, the "REITs"), pursuant to a management agreement with each such REIT and (b) concurrently with the execution and delivery of this Agreement, Subsidiary Adviser, Mortgage Manager, the Company and Mortgage Manager Buyer have entered into a Purchase and Sale Agreement (as the same may be amended from time to time, the "Mortgage Manager Purchase Agreement"), pursuant to which Subsidiary Adviser has agreed to sell all of the equity interests in Mortgage Manager to Mortgage Manager Buyer.

        WHEREAS, each of Parent, Acquisition Sub, the Company, Subsidiary Adviser, IHAM and Parent External Adviser desire to make certain representations, warranties, covenants and agreements in connection with the Mergers and also to prescribe various conditions to the Mergers.

        NOW, THEREFOR, in consideration of the foregoing and the representations, warranties and covenants and subject to the conditions herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

THE MERGERS

        Section 1.1    The Mergers.    Upon the terms and subject to the conditions of this Agreement, and in accordance with the LP Act and DGCL, as applicable, (a) at the Adviser Merger Effective Time, Subsidiary Adviser shall be merged with and into IHAM, whereupon the separate existence of Subsidiary Adviser shall cease, and IHAM shall continue as the surviving entity of the Adviser Merger and a wholly owned subsidiary of Parent (IHAM, as the surviving entity in the Adviser Merger, sometimes being referred to herein as the "Adviser Merger Surviving Entity") and (b) at the Company Merger Effective Time, Acquisition Sub shall be merged with and into the Company, whereupon the separate existence of Acquisition Sub shall cease, and the Company shall continue as the surviving corporation of the Company Merger and a wholly owned Subsidiary of Parent (the Company, as the surviving entity in the Company Merger, sometimes being referred to herein as the "Company Merger Surviving Corporation").

        Section 1.2    The Closing.    Subject to the provisions of Article VI, the closing of the Mergers (the "Closing") shall take place at 10:00 a.m. (local time) on a date to be specified by the parties hereto, but no later than the second Business Day after the satisfaction or waiver of the conditions set forth in Article VI (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless another time, date or place is agreed to in writing by the parties hereto (such date being the "Closing Date"). The Closing shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York.

        Section 1.3    Adviser Merger.

        (a)   Effective Time.

            (i)  Concurrently with the Closing, IHAM shall cause a certificate of merger with respect to the Adviser Merger (the "Adviser Merger Certificate of Merger") to be executed and filed with the Delaware Secretary of State as provided under the LP Act. The Adviser Merger shall become effective on the date and at the time at which the Adviser Merger Certificate of Merger has been duly filed with the Delaware Secretary of State or at such other date and time as is agreed between Subsidiary Adviser and IHAM and specified in the Adviser Merger Certificate of Merger (such date and time being hereinafter referred to as the "Adviser Merger Effective Time").

Annex A-6

           (ii)  The Adviser Merger shall have the effects set forth in this Agreement and the applicable provisions of the LP Act. Without limiting the generality of the foregoing, from and after the Adviser Merger Effective Time, IHAM shall possess all rights, privileges, powers and franchises of Subsidiary Adviser, and all of the obligations, liabilities and duties of Subsidiary Adviser shall become the obligations, liabilities and duties of IHAM.

        (b)   Certificate of Limited Partnership; Limited Partnership Agreement.    At the Adviser Merger Effective Time, the certificate of limited partnership and the limited partnership agreement of IHAM, as in effect immediately prior to the Adviser Merger Effective Time, shall be the certificate of limited partnership and the limited partnership agreement of the Adviser Merger Surviving Entity until thereafter amended in accordance with Applicable Law and the applicable provisions of such certificate of limited partnership and limited partnership agreement (subject to Section 5.7).

        (c)   General Partner.    The general partner of the Adviser Merger Surviving Entity effective as of, and immediately following, the Adviser Merger Effective Time shall be the general partner of IHAM immediately prior to the Adviser Merger Effective Time, to hold office in accordance with the operating agreement of the Adviser Merger Surviving Entity until the earlier of its resignation or removal.

        (d)   Officers.    From and after the Adviser Merger Effective Time, the officers of IHAM at the Adviser Merger Effective Time shall be the officers of the Adviser Merger Surviving Entity, until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

        Section 1.4    Company Merger.

        (a)    Effective Time.

            (i)  Concurrently with the Closing, the Company shall cause a certificate of merger with respect to the Company Merger (the "Company Merger Certificate of Merger") to be executed and filed with the Delaware Secretary of State as provided under the DGCL. The Company Merger shall become effective on the date and at the time at which the Company Merger Certificate of Merger has been duly filed with the Delaware Secretary of State or at such other date and time as is agreed between the Company and Acquisition Sub and specified in the Company Merger Certificate of Merger (such date and time being herein referred to as the "Company Merger Effective Time").

           (ii)  The Company Merger shall have the effects set forth in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, from and after the Company Merger Effective Time, the Company Merger Surviving Corporation shall possess all rights, privileges, powers and franchises of the Company and Acquisition Sub, and all of the obligations, liabilities and duties of the Company and Acquisition Sub shall become the obligations, liabilities and duties of the Company Merger Surviving Corporation.

        (b)   Certificate of Incorporation; Bylaws.    At the Company Merger Effective Time, the certificate of incorporation and the bylaws of the Company, as in effect immediately prior to the Company Merger Effective Time, shall be the certificate of incorporation and the bylaws of the Company Merger Surviving Corporation until thereafter amended in accordance with Applicable Law and the applicable provisions of such certificate of incorporation and bylaws (subject to Section 5.7).

        (c)   Board of Directors.    The board of directors of the Company Merger Surviving Corporation effective as of, and immediately following, the Company Merger Effective Time shall consist of the members of the board of directors of Acquisition Sub immediately prior to the Company Merger Effective Time, to hold office in accordance with the certificate of incorporation and bylaws of the

Annex A-7

Company Merger Surviving Corporation until the earlier of their death, resignation or removal or until their respective successors are duly elected, designated or qualified, as the case may be.

        (d)   Officers.    From and after the Company Merger Effective Time, the officers of Acquisition Sub shall be the officers of the Company Merger Surviving Corporation, until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

ARTICLE II

EFFECT OF THE MERGERS ON CAPITAL STOCK; EXCHANGE OF CERTIFICATES

        Section 2.1    Adviser Merger.

        (a)   Effect on Securities.    At the Adviser Merger Effective Time, by virtue of the Adviser Merger and without any action on the part of Subsidiary Adviser or IHAM or any of the holders of any securities of Subsidiary Adviser or IHAM, each limited liability company membership interest of Subsidiary Adviser issued and outstanding immediately prior to the Adviser Merger Effective Time shall no longer be outstanding and shall automatically be canceled and shall cease to exist without any consideration being payable therefor.

        (b)   Further Action.    If, at any time after the Adviser Merger Effective Time, any further action is determined by IHAM to be necessary or desirable to carry out the purposes of this Agreement or to vest the Adviser Merger Surviving Entity with full right, title and possession of and to all rights and property of Subsidiary Adviser, the officers and general partner of IHAM shall be fully authorized (in the name of IHAM, Subsidiary Adviser and otherwise) to take such action.

        Section 2.2    Company Merger Effect on Securities.

        (a)   Effect of Company Merger.    At the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of the Company, Parent, Acquisition Sub or the holders of any securities of the Company or Acquisition Sub:

            (i)  Cancellation of Company Securities.    Each share of common stock, par value $0.01 per share, of the Company (the "Company Common Stock") held by the Company as treasury stock or held, directly or indirectly, by Parent or Acquisition Sub immediately prior to the Company Merger Effective Time, except for the Company Incentive Awards issued pursuant to the Performance Incentive Plan and held by the Trust, shall automatically be canceled and retired and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor or in respect thereof.

           (ii)  Conversion of Company Securities.    Each share of Company Common Stock issued and outstanding immediately prior to the Company Merger Effective Time (including Company Common Stock issued in respect of Company Incentive Awards pursuant to Section 2.4(b) and excluding any shares canceled pursuant to Section 2.2(a)(i) and any Dissenting Shares) shall be converted into the right to receive, in accordance with the terms of this Agreement: (A) $6.41 in cash, without interest, from Parent (such amount of cash, the "Parent Cash Consideration"), plus (B) subject to the proviso in Section 2.3(c), $1.20 in cash, without interest, from Parent External Adviser, acting solely on its own behalf (such amount of cash, the "Parent External Adviser Cash Consideration"), plus (C) $2.45 in cash, minus the Mortgage Manager TSA Insurance Amount, without interest, which amount represents such per share amount of cash consideration to be paid pursuant to the Mortgage Manager Purchase Agreement and which amount shall be freely available cash in the Company at the time of the Closing without giving effect to and prior to (i) any adjustments or payments contemplated by the Mortgage Manager Purchase Agreement or (ii) any debt repayments required or caused by the Merger, this Agreement or the Mortgage

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  Manager Purchase Agreement or the transactions contemplated hereby or thereby (such amount of cash, the "Mortgage Manager Cash Consideration"), plus (D) the Make-up Dividend Amount, if any (together with the Parent Cash Consideration, the Parent External Adviser Cash Consideration and the Mortgage Manager Cash Consideration, the "Cash Consideration") plus (E) 0.483 (such ratio, as may be adjusted pursuant to Section 2.2(b), the "Exchange Ratio") of a validly issued, fully paid and non-assessable share of Parent Common Stock (and, if applicable, cash in lieu of fractional shares of Parent Common Stock payable in accordance with Section 2.2(c) and such share of Parent Common Stock and any such cash in lieu of fractional shares, together with the Cash Consideration, the "Merger Consideration"). Each share of Company Common Stock to be converted into the right to receive the Merger Consideration as provided in this Section 2.2(a)(ii) shall no longer be outstanding and shall be automatically canceled and shall cease to exist, and the holders of certificates (the "Certificates") or book-entry shares ("Book-Entry Shares"), which immediately prior to the Company Merger Effective Time represented such Company Common Stock, shall cease to have any rights with respect to such Company Common Stock other than the right to receive, upon surrender of such Certificates or Book-Entry Shares in accordance with Section 2.3, the Merger Consideration.

          (iii)  Conversion of Acquisition Sub Capital Stock.    Each share of common stock, par value $0.01 per share, of Acquisition Sub issued and outstanding immediately prior to the Company Merger Effective Time shall be converted into and become one (1) fully paid share of common stock, par value $0.01 per share, of the Company Merger Surviving Corporation and constitute the only outstanding shares of capital stock of the Company Merger Surviving Corporation.

        (b)   Adjustments.    Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Company Merger Effective Time, any change in the number or type of outstanding shares of Parent Common Stock or Company Common Stock shall occur as a result of a reclassification, recapitalization, exchange, stock split (including a reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend or stock distribution with a record date during such period, the Exchange Ratio and any other similarly dependent items, as the case may be, shall be appropriately adjusted to provide the same economic effect as contemplated by this Agreement prior to such event. Nothing in this Section 2.2(c) shall be construed to permit any party to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

        (c)   Fractional Shares.    No certificates or scrip representing fractional shares of Parent Common Stock shall be issued upon the conversion of Company Common Stock pursuant to Section 2.2(a)(ii), and such fractional share interests shall not entitle the owner thereof to any Parent Common Stock or to vote or to any other rights of a holder of Parent Common Stock. All fractional shares to which a single record holder of Company Common Stock would be otherwise entitled to receive shall be aggregated and calculations shall be rounded to three (3) decimal places. In lieu of any such fractional shares, each holder of Company Common Stock who would otherwise be entitled to such fractional shares shall be entitled to an amount in cash, without interest, rounded down to the nearest cent, equal to the product of (i) the amount of the fractional share interest in a share of Parent Common Stock to which such holder would, but for this Section 2.2(d), be entitled under Section 2.2(a)(ii) and (ii) an amount equal to the average of the volume weighted average price per share of Parent Common Stock on NASDAQ (as reported by Bloomberg L.P. or, if not reported therein, in another authoritative source mutually selected by Parent and the Company) on each of the five (5) consecutive trading days ending with the third (3rd) complete trading day immediately prior to the Closing Date. As soon as practicable after the determination of the amount of cash, if any, to be paid to holders of Company Common Stock in lieu of any fractional share interests in Parent Common Stock, the Exchange Agent shall make available such amount, without interest, to the holders of Company Common Stock entitled

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to receive such cash. The payment of cash in lieu of fractional share interests pursuant to this Section 2.2(d) is not a separately bargained-for consideration.

        Section 2.3    Exchange of Certificates.

        (a)   Designation of Exchange Agent; Deposit of Exchange Fund.    Prior to the Closing, Parent and Parent External Adviser shall enter into a customary exchange agreement with a nationally recognized financial institution designated by Parent and reasonably acceptable to the Company (the "Exchange Agent") for the payment of the Merger Consideration as provided in Section 2.2(a)(ii). At or prior to the Company Merger Effective Time, (i) Parent shall deposit, or cause to be deposited with the Exchange Agent, for exchange in accordance with this Article II, through the Exchange Agent book-entry shares (or certificates if requested) representing the full number of whole shares of Parent Common Stock issuable pursuant to Section 2.2(a)(ii) in exchange for outstanding shares of Company Common Stock, (ii) Parent shall deposit, or cause to be deposited with the Exchange Agent, cash in an aggregate amount necessary to pay the Parent Cash Consideration portion of the Merger Consideration, and Parent shall, after the Company Merger Effective Time on the appropriate payment date, if applicable, provide or cause to be provided to the Exchange Agent any dividends or other distributions payable on such shares of Parent Common Stock pursuant to Section 2.3(d) and (iii) Parent External Adviser shall deposit, or cause to be deposited with the Exchange Agent, cash in an aggregate amount necessary to pay the Parent External Adviser Cash Consideration portion of the Merger Consideration (such shares of Parent Common Stock, Parent Cash Consideration and Parent External Adviser Cash Consideration provided to the Exchange Agent, together with any dividends or other distributions with respect thereto, are hereinafter referred to as the "Exchange Fund"). For purposes of the deposit, Parent shall assume that there will not be any fractional shares of Parent Common Stock. Parent shall make available to Exchange Agent, for addition to the Exchange Fund, from time to time as needed, cash sufficient to pay cash in lieu of fractional shares in accordance with Section 2.2(d). In the event the Exchange Fund shall at any time be insufficient to make the payments contemplated by Section 2.2(a)(ii), Parent shall promptly deposit, or cause to be deposited, additional funds with the Exchange Agent in an amount which is equal to the deficiency in the amount required to make such payment. Parent, and with respect to the Parent External Adviser Cash Consideration, Parent External Adviser, shall cause the Exchange Fund to be (i) held for the benefit of the holders of Company Common Stock and (ii) applied promptly to making the payments pursuant to Section 2.2(a)(ii). The Exchange Fund shall not be used for any purpose other than to fund payments pursuant to Section 2.2, except as expressly provided for in this Agreement.

        (b)   As promptly as practicable following the Company Merger Effective Time and in any event not later than the second Business Day thereafter, Parent shall cause the Exchange Agent to mail to each holder of record of a Certificate or Book-Entry Share that immediately prior to the Company Merger Effective Time represented outstanding shares of Company Common Stock (i) a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates or Book-Entry Shares, as applicable, shall pass, only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares to the Exchange Agent and which shall be in the form and have such other provisions as Parent and the Company may reasonably specify and (ii) instructions (which instructions shall be in the form and have such other provisions as Parent and the Company may reasonably specify) for use in effecting the surrender of the Certificates or Book-Entry Shares in exchange for (A) cash in an amount equal to the Cash Consideration multiplied by the number of shares of Company Common Stock previously represented by such Certificates or Book-Entry Shares, (B) the number of shares of Parent Common Stock (which shall be in book-entry form unless a certificate is requested) representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such Certificates or Book-Entry Shares pursuant to Section 2.2(a)(ii), (C) any dividends or other distributions payable pursuant to

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Section 2.3(d) and (D) cash in lieu of fractional shares of Parent Common Stock payable pursuant to Section 2.2(d).

        (c)   Upon surrender of a Certificate (or affidavit of loss in lieu thereof) or Book-Entry Share for cancellation to the Exchange Agent, together with a letter of transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such Certificate or Book-Entry Share shall be entitled to receive in exchange therefor, and Parent, and with respect to the Parent External Adviser Cash Consideration, Parent External Adviser, shall cause the Exchange Agent to pay and deliver in exchange thereof as promptly as practicable, but in any event within two (2) Business Days following the Exchange Agent's receipt of such Certificate (or affidavit of loss in lieu thereof) or Book-Entry Share, (A) cash in an amount equal to the Cash Consideration multiplied by the number of shares of Company Common Stock previously represented by such Certificate of Book-Entry Shares, (B) the number of shares of Parent Common Stock (which shall be in book-entry form unless a certificate is requested) representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such Certificate or Book-Entry Shares pursuant to Section 2.2(a)(ii), (C) any dividends or other distributions payable pursuant to Section 2.3(d) and (D) cash in lieu of fractional shares of Parent Common Stock payable pursuant to Section 2.2(d), and the Certificate (or affidavit of loss in lieu thereof) or Book-Entry Share so surrendered shall be forthwith canceled; provided, however, that in no event shall Parent External Adviser Cash Consideration be used to make any payments required by Section 2.4. Until surrendered as contemplated by this Section 2.3(c), each Certificate (or affidavit of loss in lieu thereof) or Book-Entry Share shall be deemed, from and after the Company Merger Effective Time, to represent only the right to receive the applicable Merger Consideration as contemplated by this Section 2.3(c) and any dividends or other distributions payable pursuant to Section 2.3(d). The Exchange Agent shall accept such Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. No interest shall be paid or accrued for the benefit of holders of the Certificates or Book-Entry Shares on the cash payable upon the surrender of the Certificates or Book-Entry Shares.

        (d)   Distributions with Respect to Unexchanged Shares.    Subject to Applicable Law, following surrender of a Certificate (or affidavit of loss in lieu thereof) or Book-Entry Shares for cancellation to the Exchange Agent, there shall be paid to the holder of the Parent Common Stock issued in exchange for such Certificate or Book-Entry Shares, without interest, (i) at the time of delivery of such Parent Common Stock by the Exchange Agent pursuant to Section 2.3(c), the amount of dividends or other distributions with a record date after the Company Merger Effective Time theretofore paid with respect to such shares of Parent Common Stock and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Company Merger Effective Time but prior to such delivery of such Parent Common Stock by the Exchange Agent pursuant to Section 2.3(c), and a payment date subsequent to such delivery of such Parent Common Stock by the Exchange Agent pursuant to Section 2.3(c), payable with respect to such shares of Parent Common Stock. For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, in no event will any former holder of Company Common Stock be entitled to receive any dividend or other amount pursuant to this Section 2.3(d) with respect to a calendar quarter in which any Make-Up Dividend Amount has increased the Merger Consideration.

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        (e)   In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, payment of the appropriate amount of Merger Consideration (and any dividends or other distributions with respect to Parent Common Stock as contemplated by Section 2.3(d)) may be made to a Person other than the Person in whose name the Certificate or Book-Entry Share so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer (and accompanied by all documents reasonably required by the Exchange Agent) or such Book-Entry Share shall be properly transferred and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of such Certificate or Book-Entry Share or establish to the satisfaction of Parent that such Tax has been paid or is not applicable.

        (f)    Termination of Exchange Fund.    Any portion of the Exchange Fund which remains undistributed to the holders of the Certificates or Book-Entry Shares for one (1) year after the Company Merger Effective Time shall be delivered to Parent or its designee, upon demand, and any such holders prior to the Company Merger who have not theretofore complied with this Article II shall thereafter look only to (i) Parent as general creditor thereof for payment of their claims for Merger Consideration (other than the Parent External Adviser Cash Consideration) and any dividends or distributions with respect to Parent Common Stock as contemplated by Section 2.3(d) and (ii) Parent External Adviser as general creditor thereof for payment of their claims for the Parent External Adviser Cash Consideration. Parent shall pay all charges and expenses, including those of the Exchange Agent, in connection with the exchange of Certificates or Book-Entry Shares for the Merger Consideration.

        (g)    No Liability.    None of Parent, Acquisition Sub, the Company, Parent External Adviser or the Exchange Agent shall be liable to any Person in respect of any shares of Parent Common Stock (or dividends or distributions with respect thereto) or cash held in the Exchange Fund delivered to a Governmental Authority pursuant to any applicable abandoned property, escheat or similar Law. If any Certificates or Book-Entry Shares shall not have been surrendered immediately prior to the date on which any Merger Consideration in respect of such Certificate or Book-Entry Share would otherwise escheat to or become the property of any Governmental Authority, any such Merger Consideration in respect of such Certificate or Book-Entry Share shall, to the extent permitted by Applicable Law, become the property of Parent, or with respect to any such Merger Consideration consisting of Parent External Adviser Cash Consideration, Parent External Adviser, free and clear of all claims or interest of any Person previously entitled thereto.

        (h)    Investment of Exchange Fund.    The Exchange Agent shall invest any cash included in the Exchange Fund as directed by Parent; provided, that (i) no such investment shall relieve Parent, Parent External Adviser or the Exchange Agent from making the payments required by this Article II, and following any losses Parent shall promptly provide additional funds to the Exchange Agent for the benefit of the holders of Company Common Stock in the amount of such losses, (ii) no such investment shall have maturities that could prevent or delay payments to be made pursuant to this Agreement and (iii) such investments shall be in short term obligations of the United States of America with maturities of no more than thirty (30) days or guaranteed by the United States of America and backed by the full faith and credit of the United States of America, or in commercial paper rated "A-1" or "P-1" or better by Moody's Investors Service, Inc. or Standard & Poor's Financial Services LLC, respectively. Any interest or income produced by such investments will be payable to Parent or its designee as directed by Parent.

        (i)    Withholding.    Parent, Parent External Adviser and the Exchange Agent shall be entitled to deduct and withhold from the Merger Consideration and any amounts otherwise payable pursuant to this Agreement to any former holder of Company Common Stock or holder of Company Options and Company Incentive Awards such amounts as Parent, Parent External Adviser or the Exchange Agent are required to deduct and withhold with respect to the making of such payment under the Code or

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any provision of applicable Tax Law. If amounts are so withheld and paid over to the appropriate Taxing Authority by Parent, Parent External Adviser or the Exchange Agent on behalf of the Person, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by Parent, Parent External Adviser or the Exchange Agent.

        Section 2.4    Company Options; Company Incentive Awards.

        (a)    Treatment of Company Options.    As of immediately prior to the Company Merger Effective Time, each vested and unvested Company Option that is outstanding other than an Underwater Option shall become vested and exercisable in full and shall, to the extent not exercised as of the Company Merger Effective Time, be canceled and shall entitle the holder thereof to receive at the Company Merger Effective Time the positive amount of Option Consideration (subject to any applicable withholding or other Taxes required by Applicable Law to be withheld, which withholding shall first be applied against the cash portion of the Option Consideration) attributable to such Company Option; provided, however, that the cash portion of such Option Consideration shall be payable solely from cash provided to the Exchange Agent by Parent (and not, for the avoidance of doubt, by Parent External Adviser); provided, further, that the foregoing shall in no way reduce the amount of Option Consideration payable in respect of a Company Option under this Agreement, it being understood and agreed that notwithstanding anything herein to the contrary, the Total Cash Consideration in respect of each Company Option shall be the same amount as the product of (i) the Cash Consideration as defined in Section 2.2(a)(ii) without reduction and (ii) the number of shares of Company Common Stock subject to such Company Option immediately prior to the Company Merger Effective Time. Following the Company Merger Effective Time, any such canceled Company Option shall no longer be exercisable for Company Common Stock and shall entitle the holder of such canceled Company Option only to the Option Consideration, which shall be paid as soon as practicable following the Company Merger Effective Time. Any Underwater Option shall be canceled and shall terminate at the Company Merger Effective Time with no consideration paid therefor.

        (b)    Treatment of Company Incentive Awards.    Effective as of immediately prior to the Company Merger Effective Time, each vested and unvested Company Incentive Award that is outstanding shall become vested in full immediately prior to the Company Merger Effective Time and the corresponding shares of Company Common Stock shall be released from the Trust pursuant to and consistent with the terms of the Performance Incentive Plans, after which each such share of Company Common Stock shall be immediately converted into the right to receive at the Company Merger Effective Time the Merger Consideration (subject to any applicable withholding or other Taxes or other amounts required by Applicable Law to be withheld in accordance with the terms of the Performance Incentive Plans and any Company Incentive Award thereunder) (the "Incentive Award Payment"); provided, however, that the cash portion of such Incentive Award Payment shall be payable solely from cash provided to the Exchange Agent by Parent (and not, for the avoidance of doubt, by Parent External Adviser); provided, further, that the foregoing shall in no way reduce the amount of Incentive Award Payment payable in respect of a Company Incentive Award under this Agreement, it being understood and agreed that notwithstanding anything herein to the contrary, the Cash Consideration in respect of each such share of Company Common Stock released from the Trust as described in this Section 2.4(b) shall be the same amount per share as the Cash Consideration as defined in Section 2.2(a)(ii) without reduction. Each such share of Company Common Stock that is converted into the right to receive the Incentive Award Payment shall be canceled as provided in Section 2.2(a)(i), and the holders of such Company Common Stock shall cease to have any rights with respect to such Company Common Stock and any underlying Company Incentive Awards other than the right to receive the Incentive Award Payment. The Incentive Award Payment shall be paid at the Company Merger Effective Time.

        Section 2.5    Lost Certificates.    If any Certificate shall have been lost, stolen or destroyed, then upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or

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destroyed and, if required by Parent, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration to which the holder thereof is entitled pursuant to this Article II.

        Section 2.6    Dissenting Shares.    Notwithstanding anything in this Agreement to the contrary, to the extent that holders of Company Common Stock are entitled to appraisal rights under Section 262 of the DGCL, shares of Company Common Stock issued and outstanding immediately prior to the Company Merger Effective Time and held by a holder who has properly exercised and perfected his or her demand for appraisal rights under Section 262 of the DGCL and not effectively withdrawn or lost such holder's rights to appraisal (the "Dissenting Shares"), shall not be converted into the right to receive the Merger Consideration, but the holders of such Dissenting Shares shall be entitled to receive such consideration as shall be determined pursuant to Section 262 of the DGCL (it being understood and acknowledged that at the Company Merger Effective Time, such Dissenting Shares shall no longer be outstanding, shall automatically be canceled and shall cease to exist, and such holder shall cease to have any rights with respect thereto other than the right to receive the "fair value" of such Dissenting Shares as determined in accordance with Section 262 of the DGCL); provided, however, that if any such holder shall have failed to perfect or shall have effectively withdrawn or lost his, her or its right to appraisal and payment under the DGCL (whether occurring before, at or after the Company Merger Effective Time), such holder's shares of Company Common Stock shall thereupon be deemed to have been converted as of the Company Merger Effective Time into the right to receive the Merger Consideration, without any interest thereon, and such shares shall not be deemed to be Dissenting Shares. The Company shall give prompt notice to Parent of any demands for appraisal of any shares of Company Common Stock, withdrawals of such demands and any other instruments served pursuant to the DGCL received by the Company relating to appraisal demands, and Parent shall have the right to participate in all negotiations and Proceedings with respect to such demands. Prior to the Company Merger Effective Time, the Company shall not, without the prior written consent of Parent, make any payment with respect to or settle or compromise or offer to settle or compromise any such demand or Proceeding, or agree to do any of the foregoing.

        Section 2.7    Transfers; No Further Ownership Rights.    After the Company Merger Effective Time, there shall be no registration of transfers on the stock transfer books of the Company of shares of Company Common Stock that were outstanding immediately prior to the Company Merger Effective Time. If Certificates or Book-Entry Shares are presented to the Company Merger Surviving Corporation, Parent or the Exchange Agent for transfer following the Company Merger Effective Time, they shall be canceled against delivery of the applicable Merger Consideration, as provided for in Section 2.2(a)(ii), for each share of Company Common Stock formerly represented by such Certificates or Book-Entry Shares.

        Section 2.8    Further Action.    If, at any time after the Company Merger Effective Time, any further action is determined by Parent or the Company Merger Surviving Corporation to be necessary or desirable to carry out the purposes of this Agreement or to vest the Company Merger Surviving Corporation with full right, title and possession of and to all rights and property of the Company, the officers and managers of Parent shall be fully authorized (in the name of Acquisition Sub, in the name of the Company and otherwise) to take such action.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND SUBSIDIARY ADVISER

        Except as disclosed in the Company SEC Documents filed by the Company prior to the date of this Agreement (but in each case excluding any risk factor or similar disclosure under the headings "Risk Factors" or "Forward Looking Statements" or any similar non-specific, predictive, precautionary

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or forward-looking statements), or as disclosed in the Company Disclosure Letter, the Company hereby represents and warrants to Parent, except with respect to the representations and warranties in Section 3.1, Section 3.2, Section 3.3, Section 3.4, Section 3.5 and Section 3.24, which are hereby made by the Company and Subsidiary Adviser to Parent jointly and severally, as follows:

        Section 3.1    Organization; Qualification.    Each of the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group is a corporation or other entity duly organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite entity power and authority to conduct its business as it is now being conducted, to own and use its assets in the manner in which its assets are currently used, and to perform its obligations under all Company Material Contracts to which it is a party, except where the failure to be in good standing, to have such power and authority, to own and use such assets or to perform its obligations under such Company Material Contracts would not have a Company Material Adverse Effect. Each of the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a Company Material Adverse Effect. The Company's Third Amended and Restated Certificate of Incorporation (as amended) and Second Amended and Restated Bylaws (as amended), as currently in effect, are included in the Company SEC Documents and the Company is not in violation of such documents. The Company has duly elected to be regulated as a business development company ("BDC") pursuant to the Investment Company Act and such election has not been revoked or withdrawn and is in full force and effect.

        Section 3.2    Capitalization; Consolidated Subsidiaries.

        (a)   As of the close of business on May 20, 2016, the authorized capital stock of the Company consisted of (i) 1,000,000,000 shares of Company Common Stock, 214,378,836 of which were issued and outstanding (which number of issued and outstanding shares of Company Common Stock includes 2,642,800 shares of Company Common Stock held by the Trust pursuant to the Performance Incentive Plan, 2,621,948 of which are allocable to outstanding Company Incentive Awards and 20,852 of which are not allocable to outstanding Company Incentive Awards) and no shares of which were held by the Company as treasury stock, and (ii) 5,000,000 shares of preferred stock of the Company, par value $0.01 per share, no shares of which were outstanding. As of the close of business on May 20, 2016, there were outstanding Company Options to purchase 31,143,057 shares of Company Common Stock.

        (b)   All of the issued and outstanding shares of Company Common Stock have been, and all of the issued and outstanding shares of Company Common Stock that may be issued pursuant to Company Options and Company Incentive Awards will be, duly authorized and validly issued and are or will be when issued fully paid, nonassessable and free of preemptive rights. All of the Company Common Stock has been sold pursuant to an effective registration statement filed under the federal securities Laws or an appropriate exemption therefrom and in accordance with the Investment Company Act.

        (c)   As of the close of business on May 20, 2016, other than as set forth in Section 3.2(a), there are no existing (i) options, warrants, calls, subscriptions or other rights, convertible securities, agreements or commitments of any character to which the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group is a party obligating the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group to issue, transfer or sell any shares of capital stock or other equity interest in the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group or securities convertible into or exchangeable for such shares or equity interests, (ii) contractual obligations of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group to repurchase, redeem or otherwise acquire any capital stock of the Company, any of its Consolidated Subsidiaries or any member of the

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Subsidiary Adviser Group, or any securities representing the right to purchase or otherwise receive any capital stock of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group, (iii) voting trusts or similar agreements to which the Company is a party with respect to the voting of the capital stock of the Company or (iv) other equity-based awards, including any equity appreciation rights, issued by the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group.

        (d)   Each Consolidated Subsidiary of the Company on the date hereof is listed on Section 3.2(d) of the Company Disclosure Letter. Except as set forth on Section 3.2(d) of the Company Disclosure Letter, the Company owns, directly or indirectly, all of the issued and outstanding company, partnership or corporate (as applicable) ownership interests in each such Consolidated Subsidiary, free and clear of all Liens except for Permitted Liens, and all of such company, partnership or corporate (as applicable) ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. The Company has made available to Parent the currently effective corporate or other organizational documents for each Consolidated Subsidiary and member of the Subsidiary Adviser Group.

        Section 3.3    Authority Relative to Agreement.

        (a)   The Company and Subsidiary Adviser have all necessary corporate power and authority to execute and deliver this Agreement and, subject (in the case of the Company Merger) to obtaining the Company Stockholder Approval, to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company and Subsidiary Adviser, and the consummation by the Company and Subsidiary Adviser of the transactions contemplated by this Agreement, have been duly and validly authorized by all necessary corporate action by the Company and Subsidiary Adviser, and (in the case of the Adviser Merger, except for the filing of the Adviser Merger Certificate of Merger with the Delaware Secretary of State, and in the case of the Company Merger, except for the (i) Company Stockholder Approval and (ii) filing of the Company Merger Certificate of Merger with the Delaware Secretary of State) no other corporate action or proceeding on the part of the Company or Subsidiary Adviser is necessary to authorize the execution, delivery and performance of this Agreement by the Company and Subsidiary Adviser and the consummation by the Company and Subsidiary Adviser of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by the Company and Subsidiary Adviser and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes a legal, valid and binding obligation of the Company and Subsidiary Adviser, enforceable against the Company and Subsidiary Adviser in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors' rights and remedies generally and (ii) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought.

        (b)   The Company Board and the similar governing body of Subsidiary Adviser has, by resolutions adopted by the directors or similar governing members, (i) adopted this Agreement and the transactions contemplated hereby, (ii) determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of the Company and Subsidiary Adviser and their respective stockholders or other equityholders, (iii) solely with respect to the Company, resolved to make the Company Recommendation (provided, that any change or modification or rescission of such recommendation by the Company Board in accordance with Section 5.6(e) shall not be a breach of the representation in this clause (iii)) and (iv) solely with respect to the Company, directed that the adoption of this Agreement be submitted to a vote at the Company Stockholders' Meeting.

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        (c)   Neither the execution and delivery of this Agreement by the Company and Subsidiary Adviser nor the consummation by the Company and Subsidiary Adviser of the transactions contemplated hereby, nor compliance by the Company and Subsidiary Adviser with any of the terms or provisions of this Agreement, will (i) violate any provision of the Company's Third Amended and Restated Certificate of Incorporation (as amended) or Second Amended and Restated Bylaws (as amended) or the certificate of incorporation or bylaws (or equivalent organizational documents) of any Consolidated Subsidiary of the Company or any member of the Subsidiary Adviser Group, (ii) assuming that the Consents, registrations, declarations, filings and notices referred to in Section 3.4 have been obtained or made, conflict with or violate in any respect material to the Company any Law applicable to the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group or by which any property or asset of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group is bound or affected or (iii) assuming the repayment in full of all obligations under the Company's Existing Credit Facilities and termination of the commitments thereunder, violate, conflict with or result in any breach of any provision of, or loss of any benefit, or constitute a default (with or without notice or lapse of time, or both) under, give rise to any right of termination, acceleration or cancellation of, require the Consent, or notice to or filing with any Third Party pursuant to, any of the terms or provisions of any Company Material Contract, or result in the creation of a Lien, other than any Permitted Lien, upon any of the property or assets of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group, other than, in the case of clause (iii), any such conflict, violation, breach, default, termination, acceleration, cancellation or Lien that would not have a Company Material Adverse Effect.

        Section 3.4    No Conflict; Required Filings and Consents.    No consent, approval, license, permit, order or authorization (a "Consent") of, or registration, declaration or filing with, or notice to, any Governmental Authority is required to be obtained or made by or with respect to the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) applicable requirements of and filings with the SEC under the Exchange Act, the Investment Company Act and the Investment Advisers Act, (ii) the filing of the Adviser Merger Certificate of Merger or the Company Merger Certificate of Merger with the Delaware Secretary of State, (iii) applicable requirements under corporation or Blue Sky Laws of various states, (iv) such filings as may be required in connection with the Taxes described in Section 7.6, if any, (v) compliance with applicable rules and regulations of NASDAQ, (vi) such other items required solely by reason of the participation of Parent or Acquisition Sub in the transactions contemplated hereby, (vii) compliance with and filings or notifications under the HSR Act and any other applicable United States or foreign competition, antitrust, merger control or investment Laws (together with the HSR Act, "Antitrust Laws"), (viii) if the Hard 8 Restructuring shall not have occurred prior to the Closing, a finding of suitability of Parent and its necessary Affiliates by the Nevada Gaming Commission with regard to an investment in Hard 8 Games, LLC (the "Nevada Gaming Commission Approval") and (ix) such other Consents, registrations, declarations, filings or notices the failure of which to be obtained or made would not, individually or in the aggregate, be material to the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a whole.

        Section 3.5    Permits; Compliance with Laws.

        (a)   The Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group are in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders necessary for the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group to carry on their respective businesses under and pursuant to all Applicable Laws (the "Company Permits"), and no suspension or cancellation of any of the Company Permits is pending or, to the Knowledge of the Company, threatened, except where the failure to be in possession of, or the suspension or cancellation of, any of

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the Company Permits would not have a Company Material Adverse Effect. Each employee of the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group who is required to be registered or licensed as a registered representative, investment adviser representative, salesperson or an equivalent person with any Governmental Authority is duly registered or licensed as such and such registration or license is in full force and effect, except where the failure to be so registered or licensed or to have such registration or license in full force and effect would not, individually or in the aggregate, be material to the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a whole.

        (b)   None of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group is, or during the one-year period prior to the date of this Agreement has been, in default or violation of any (i) Law applicable to the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group or (ii) Company Permits, except for any such defaults or violations that would not, individually or in the aggregate, be material to the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a whole. Notwithstanding the foregoing, no representation or warranty in this Section 3.5 is made with respect to Company SEC Documents or financial statements, "disclosure controls and procedures" or "internal control over financial reporting," employee benefits matters, intellectual property matters, Tax matters, real property matters or environmental matters, which are addressed exclusively in Section 3.6 (Company SEC Documents; Financial Statements; Enforcement Actions), Section 3.8 (Disclosure Controls and Procedures), Section 3.16 (Employee Benefit Plans; Labor), Section 3.17 (Trademarks, Patents and Copyrights), Section 3.18 (Taxes), Section 3.20 (Real Property) and Section 3.21 (Environmental), respectively.

        (c)   The Company has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent violations of the "Federal Securities Laws," as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. Since January 1, 2014, there have been no "Material Compliance Matters" for the Company, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the Company Board and satisfactorily remedied or are in the process of being remedied or those that would not have a Company Material Adverse Effect.

        (d)   The Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group are, and have been at all times since January 1, 2014, in compliance with the FCPA, and all other applicable money laundering, anti-corruption or anti-bribery Laws of all jurisdictions having jurisdiction over the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group. The Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group have instituted policies and procedures reasonably designed to ensure compliance with the FCPA and other applicable money laundering, anti-corruption or anti-bribery Laws and maintain such policies and procedures in effect.

        (e)   Since January 1, 2014, none of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group or, to the Knowledge of the Company, any of their respective directors, officers or employees, has received any written or, to the Knowledge of the Company, oral notification from a Governmental Authority asserting that the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group is not in compliance in all material respects with any material Laws or Company Permits.

        Section 3.6    Company SEC Documents; Financial Statements; Enforcement Actions.

        (a)   Since January 1, 2015, the Company has filed with the SEC on a timely basis all material forms, documents and reports required to be filed or furnished prior to the date hereof by it with the SEC (such forms, documents and reports so filed with the SEC by the Company since such date, including any amendments thereto, the "Company SEC Documents"). As of their respective dates, or,

Annex A-18

if amended, as of the date of the last such amendment, the Company SEC Documents complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act or the Investment Company Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and none of the Company SEC Documents at the time it was filed contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, or are to be made, not misleading (or, in the case of a Company SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act, as of the date such registration statement or amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading).

        (b)   The consolidated financial statements (including all related notes and the related consolidated schedules of investments) of the Company and its Consolidated Subsidiaries and the consolidated financial statements (including all related notes and the related consolidated schedules of investments) of the Subsidiary Adviser Group included in the Company SEC Documents (i) fairly present in all material respects the consolidated financial position, results of operations, cash flows and changes in stockholders' equity of the Company and its Consolidated Subsidiaries or the Subsidiary Adviser Group, as applicable, as at the respective dates thereof or the respective periods then ended, as applicable (subject, in the case of unaudited interim statements, to normal year-end audit adjustments, to the absence of notes and to any other adjustments described therein, including in any notes thereto), (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes thereto), (iii) were prepared from, and are in accordance with, the books and records of the Company and its Consolidated Subsidiaries or the Subsidiary Adviser Group, as applicable, and (iv) comply as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto.

        (c)   Neither the Company nor any of its Consolidated Subsidiaries nor any member of the Subsidiary Adviser Group is subject to any cease-and-desist or other enforcement action by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or has been ordered to pay any civil money penalty by, or is subject to any Order by, or has adopted any policies, procedures or board resolutions at the request of, any Governmental Authority that currently restrict the conduct of its business (or that would, to the Knowledge of the Company, upon consummation of the Mergers restrict in any respect the conduct of the business of Parent or any of its Consolidated Subsidiaries), or that relate to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, except as would not, individually or in the aggregate, have a material adverse effect on the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a whole, nor has the Company or any of its Consolidated Subsidiaries been advised in writing or, to the Knowledge of the Company, verbally by any Governmental Authority that it is considering issuing, initiating, ordering or requesting any of the foregoing that would, individually or in the aggregate, have a material adverse effect on the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a whole.

        Section 3.7    Information Supplied.    None of the information supplied or to be supplied by or on behalf of the Company or any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group for inclusion or incorporation by reference in (a) the registration statement on Form N-14 to be filed with the SEC by Parent in connection with the registration under the Securities Act of the shares of Parent Common Stock to be issued in the Company Merger (as amended or supplemented from time to time, the "Form N-14") will, at the time the Form N-14 is filed with the

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SEC, and at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, in light of the circumstances under which they are made, not misleading and (b) the joint proxy statement to be sent to the stockholders of Parent relating to the Parent Stockholders' Meeting and to the stockholders of the Company relating to the Company Stockholders' Meeting (the "Joint Proxy Statement") will, at the date it or any amendment or supplement is mailed to stockholders of the Company and stockholders of Parent and at the time of the Company Stockholders' Meeting and at the time of the Parent Stockholders' Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by the Company regarding such portions thereof that relate expressly to Parent or any of its Subsidiaries, including Acquisition Sub, or to statements made therein based on information supplied by or on behalf of Parent or Acquisition Sub for inclusion or incorporation by reference therein). The Joint Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.

        Section 3.8    Disclosure Controls and Procedures.    The Company and its Consolidated Subsidiaries maintain "disclosure controls and procedures" and "internal control over financial reporting" (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 promulgated under the Exchange Act) as required by Rules 13a-15 and 15d-15 promulgated under the Exchange Act ("Internal Controls"). Such Internal Controls are designed to ensure that all information required to be disclosed in any Company SEC Documents are recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and further designed and maintained to provide reasonable assurance regarding the reliability of the Company's financial reporting and the preparation of Company financial statements for external purposes in accordance with GAAP. The Company's management has completed an assessment of the effectiveness of the Company's system of internal controls over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2015, and such assessment concluded that such Internal Controls were effective using the framework specified in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 and, except as set forth on Section 3.8 of the Company Disclosure Letter, such assessment did not identify, and to the Knowledge of the Company, neither the Company, its Consolidated Subsidiaries nor members of the Subsidiary Adviser Group have been made aware of, (i) any significant deficiency or material weakness in the design or operation of internal control over financial reporting utilized by the Company or its Consolidated Subsidiaries or (ii) any illegal act or fraud, whether or not material, that involves management or employees of the Company or its Consolidated Subsidiaries. The principal executive officer and principal financial officer of the Company have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC with respect to the Company SEC Documents, and the statements contained in any such certifications were true and correct on the date such certifications were made. The Company, each of its Consolidated Subsidiaries and each member of the Subsidiary Adviser Group, if applicable, is in compliance in all material respects with the applicable listing standards and corporate governance standards of NASDAQ or other listing exchanges or self-regulating organizations applicable to the Company, its Consolidated Subsidiaries and members of the Subsidiary Adviser Group and has not received any written (or to the Knowledge of the Company, any verbal) notice asserting any non-compliance with the listing standards and corporate governance standards of NASDAQ.

        Section 3.9    Absence of Certain Changes or Events.    Except as set forth on Section 3.9 of the Company Disclosure Letter, since December 31, 2015, through the date of this Agreement, except as otherwise contemplated or permitted by this Agreement, (a) the respective businesses of the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group have been conducted in the ordinary course of business consistent with past practice, (b) there has not been any event,

Annex A-20

development or state of circumstances that has had a Company Material Adverse Effect and (c) there has not been any action that, if it had been taken after the date hereof, would have required the consent of Parent under Sections 5.1(a), (d), (e)(B), (e)(D), (j), (m), (o), (p), (q), (r) and (s).

        Section 3.10    No Undisclosed Liabilities.    Except (a) as reflected, disclosed or reserved against in the Company's or Subsidiary Adviser's financial statements (as amended or restated, if applicable) or the notes thereto included in the Company SEC Documents, (b) for liabilities or obligations incurred in the ordinary course of business consistent with past practice since December 31, 2015, (c) for liabilities or obligations incurred in connection with the transactions contemplated hereby, (d) for liabilities and obligations which have been discharged or paid prior to the date of this Agreement or (e) for liabilities or obligations that would not be material to the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a whole, as of the date hereof, none of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on a consolidated balance sheet (or the notes thereto) of the Company.

        Section 3.11    Litigation.    As of the date of this Agreement, (i) there is no Proceeding pending or, to the Knowledge of the Company, threatened against the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group, and to the Knowledge of the Company, there is no Proceeding pending or threatened against a Fund, in each case that would, individually or in the aggregate, be material to the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a whole, and (ii) there is no judgment or order of any Governmental Authority outstanding against, or, to the Knowledge of the Company, investigation by any Governmental Authority involving the Company, any of its Consolidated Subsidiaries, a Fund or any member of the Subsidiary Adviser Group that, in the case of this clause (ii), would reasonably be expected to have a Company Material Adverse Effect.

        Section 3.12    Regulatory Documents; Adviser Registrations; No Other Regulatory Registrations.

        (a)   During the two-year period prior to the date of this Agreement, each member of the Subsidiary Adviser Group has filed (after giving effect to any extensions) all Regulatory Documents that were required to be filed with any Governmental Authority, other than any such failure to file that would not, individually or in the aggregate, be material to the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a whole.

        (b)   Each member of the Subsidiary Adviser Group listed in Section 3.12(b) of the Company Disclosure Letter (each, an "Adviser") is, and at all times required by the Investment Advisers Act during the two-year period prior to the date of this Agreement has been, duly registered as an investment adviser under the Investment Advisers Act or registered as an investment adviser under Subsidiary Adviser's registration and Form ADV in reliance on American Bar Association, Business Law Section SEC No-Action Letter (January 18, 2012). Each Adviser is, and at all times required by Applicable Law (other than the Investment Advisers Act) during the two-year period prior to the date of this Agreement has been, duly registered, licensed or qualified as an investment adviser in each state or any other jurisdiction where the conduct of its business required such registration, licensing or qualification, except where the failure to be so registered, licensed or qualified would not have a Company Material Adverse Effect. Other than the Advisers, none of the Company, its Consolidated Subsidiaries or the members of the Subsidiary Adviser Group is, or is required to be, registered as an investment adviser under the Investment Advisers Act or is, or is required by Applicable Law (other than the Investment Advisers Act) to be, registered, licensed or qualified as an investment adviser in any state or other jurisdiction, except where the existence of any such registration, license or qualification, or the failure to be so registered, licensed or qualified, would not be material to the

Annex A-21

Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a whole.

        (c)   Each Adviser has implemented written policies and procedures as required by Rule 206(4)-7 under the Investment Advisers Act (complete and correct copies of which policies and procedures have been made available to Parent) and, during the two-year period prior to the date of this Agreement, each such Adviser has been in compliance with such policies and procedures, except where the failure to adopt such policies and procedures or to be in compliance would not, individually or in the aggregate, be material to the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a whole.

        (d)   None of the Company, its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group is a broker-dealer, commodity pool operator, commodity trading advisor, futures commission merchant, bank, trust company, commodity broker-dealer, real estate broker, insurance company or insurance broker within the meaning of any Applicable Law. None of the Company, its Consolidated Subsidiaries or the members of the Subsidiary Adviser Group has received written notice from any Governmental Authority of any pending Proceeding concerning any failure to obtain any broker-dealer, commodity pool operator, commodity trading advisor, futures commission merchant, bank, trust company, commodity broker-dealer, real estate broker, insurance company or insurance broker registration, license or qualification.

        (e)   The Company has made available to Parent a complete and correct copy of each material no-action letter and exemptive order issued by the SEC to any of the Company, its Consolidated Subsidiaries, the members of the Subsidiary Adviser Group or, to the Knowledge of the Company, any Fund, on which any of them relies in the conduct of its respective business as conducted on the date of this Agreement. The Company, its Consolidated Subsidiaries, the Funds and the members and the Subsidiary Adviser Group are in compliance in all material respects with any such material no-action letters and exemptive orders.

        (f)    The Company has complied since January 1, 2015, and is in compliance, with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions are set forth in the Company's registration statement (as amended from time to time), except for any noncompliance that would not, individually or in the aggregate, be material to the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a whole. The applicable member of the Subsidiary Adviser Group has complied since January 1, 2015, and is in compliance, with all provisions of the Advisory Agreements, except in each case for any noncompliance that would not, individually or in the aggregate, be material to the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a whole.

        Section 3.13    Non-Regulated Funds.

        (a)   Section 3.13(a) of the Company Disclosure Letter sets forth a list of each Non-Regulated Fund as of the date of this Agreement. Except with respect to the Non-Regulated Funds, the Regulated Fund and their respective Subsidiaries, no member of the Subsidiary Adviser Group acts as investment adviser, sub-adviser, general partner, managing member, sponsor or in a similar capacity to any other pooled investment vehicle, managed account or other arrangement governed by an investment management agreement or similar contractual agreement as of the date hereof. Assuming that the representations of the applicable investors in each Non-Regulated Fund are true and correct, no Non-Regulated Fund is required to register as an investment company under the Investment Company Act.

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        (b)   Each Non-Regulated Fund that is a juridical entity is duly formed or organized (as applicable) validly existing and, with respect to entities in jurisdictions that recognize the concept of "good standing," in good standing under the laws of the jurisdiction of its formation or organization (as applicable) and has the requisite corporate, trust, company or partnership power and authority to own its properties and to carry on its business as currently conducted, and is qualified to do business in each jurisdiction where it is required to be so qualified under Applicable Law, except where any failure to be so duly formed or organized (as applicable), validly existing, in good standing, licensed or qualified or to have such power would not have a Company Material Adverse Effect.

        (c)   All of the outstanding shares or other ownership interests of each Non-Regulated Fund (as applicable) are duly authorized and validly issued under and sold in compliance with Applicable Law, and none of such shares or other ownership interests have been offered for sale or issued in violation of any Applicable Laws, except for any such violations that would not, individually or in the aggregate, be material to the applicable Non-Regulated Fund.

        (d)   There is no Order imposed upon, or to the Knowledge of the Company threatened against, any of the Non-Regulated Funds that has had or would reasonably be expected to have a material adverse effect on the applicable Non-Regulated Fund. All notifications to local regulatory and other bodies required by Applicable Laws have been made to permit such activities as are carried out by the Non-Regulated Funds (or as are expressly proposed to be carried out by such Non-Regulated Funds), and all authorizations, licenses, consents and approvals required by Applicable Laws have been obtained in relation to the Non-Regulated Funds, except where any such failure would not, individually or in the aggregate, be material to the applicable Non-Regulated Fund.

        (e)   The private placement memoranda or other similar offering documents in existence as of the date of this Agreement for the applicable Non-Regulated Funds, as well as all marketing activities carried out with respect to offering interests in such Non-Regulated Funds, complied with all Applicable Laws as of the date of such private placement memoranda (or other similar offering documents) or the date that any interests in such Non-Regulated Funds was first marketed, as applicable, except for any noncompliance that would not, individually or in the aggregate, be material to the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a whole.

        (f)    The Company has made available to Parent complete and correct copies of the audited financial statements, prepared in accordance with GAAP, of each of the Non-Regulated Funds (except any Non-Regulated Fund in respect of which such financial statements are not prepared in the ordinary course) for the last two (2) fiscal years, or such shorter period as such Non-Regulated Fund has been in existence (each hereinafter referred to as a "Non-Regulated Fund Financial Statement"). Each of the Non-Regulated Fund Financial Statements presents fairly in all material respects the financial position of the related Non-Regulated Fund in accordance with GAAP applied on a consistent basis (except as otherwise noted therein) at the respective date of such Non-Regulated Fund Financial Statement and the results of operations and cash flows for the respective periods indicated.

        (g)   Each of the investments made by a Non-Regulated Fund during the two-year period prior to the date of this Agreement (or, if shorter, the period of such Non-Regulated Fund's existence), has been made in accordance with Applicable Law and the investment restrictions applicable to such Non-Regulated Funds, at the time such investment was made, as set forth in its private placement memorandum or other similar applicable offering document and its constituent documents or, in the case of a CLO/CDO Issuer (as defined below), each CLO Indenture and Advisory Agreement thereof, in each case, as in effect at the time the investments were made, except where any such failure would not, individually or in the aggregate, be material to the applicable Non-Regulated Fund.

        (h)   In the case of each Non-Regulated Fund that is an issuer of a collateralized loan obligations or collateralized debt obligations (each, a "CLO/CDO Issuer"), to the Knowledge of the Company, no

Annex A-23

default or event of default under any applicable CLO Indenture, Advisory Agreement or other material transaction document (including any related side letter related thereto) has occurred and is continuing and neither the execution and delivery by the Company of this Agreement nor the consummation by the Company of the transactions contemplated hereby, nor compliance by the Company with any of the terms or provisions of this Agreement, will result in a default or an event of default by such CLO/CDO Issuer of any provision of any applicable CLO Indenture, Advisory Agreement or other material transaction document (including any related side letter related thereto), except where any such default or event of default would not, individually or in the aggregate, be material to the applicable Non-Regulated Fund.

        Section 3.14    Regulated Fund.

        (a)   The Regulated Fund is a company regulated as a BDC under the Investment Company Act and the election to be so regulated has not been revoked or withdrawn and is in full force and effect. No Fund is registered as an investment company under the Investment Company Act. No Fund other than the Regulated Fund is regulated as a BDC under the Investment Company Act.

        (b)   The Advisory Agreement with the Regulated Fund has been duly approved and is in compliance in all material respects with Section 15 of the Investment Company Act (to the extent applicable). The Adviser to the Regulated Fund is not in default under the Advisory Agreement with the Regulated Fund, except for any default that would not, individually or in the aggregate, be material to the Regulated Fund.

        (c)   The Regulated Fund is duly organized, validly existing and in good standing under the laws of the State of Maryland and has the requisite corporate, trust, company or partnership power and authority to own its properties and to carry on its business as currently conducted, and is qualified to do business in each jurisdiction where it is required to be so qualified under Applicable Law, except where any failure to be so duly organized, validly existing, in good standing, licensed or qualified or to have such power would not have a Company Material Adverse Effect.

        (d)   The Regulated Fund is, and has during the two-year period prior to the date of this Agreement (or, if shorter, the period of the Regulated Fund's existence), operated in compliance (i) with Applicable Law and (ii) with its fundamental investment restrictions, as set forth in the applicable prospectus and registration statement for the Regulated Fund, except where any failure to be in compliance would not have a Company Material Adverse Effect.

        (e)   The shares of the Regulated Fund have been issued and sold in compliance with Applicable Law, except where any failure of such compliance would not, individually or in the aggregate, be material to the Regulated Fund.

        (f)    The audited balance sheet of the Regulated Fund as of December 31, 2014 and December 31, 2015 and the related other financial statements for such two (2) most recently completed fiscal years (or such shorter time as is applicable for 2014) have been prepared in accordance with GAAP, and present fairly in all material respects the financial position and other financial results of such Regulated Fund at the dates and for the periods stated therein.

        (g)   Since January 15, 2014, the Regulated Fund has elected to be treated as, and has qualified to be classified as, a regulated investment company taxable under Subchapter M of Chapter 1 of the Code. The Regulated Fund has (i) timely filed (or caused to be timely filed) all material Tax Returns required to be filed by it (taking into account any applicable extensions or waivers) with the appropriate Taxing Authority and (ii) has timely paid (or caused to be paid) all material Taxes due and owing (whether or not shown on such Tax Returns) other than any such Taxes that are being contested in good faith by appropriate Proceedings and for which adequate reserves have been established in accordance with GAAP. There is no currently pending or proposed in writing audit of any material Tax

Annex A-24

Returns of the Regulated Fund. There are no outstanding waivers or comparable consents given by the Regulated Fund regarding the application of the statute of limitations with respect to Taxes.

        (h)   The Regulated Fund has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent violations of the "Federal Securities Laws," as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. Since January 1, 2014, there have been no "Material Compliance Matters" for the Regulated Fund, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the board of directors of the Regulated Fund and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, be material to the Subsidiary Adviser Group, taken as a whole.

        (i)    During the two-year period prior to the date of this Agreement the Regulated Fund has filed (after giving effect to any extensions) with the SEC all material forms, documents and reports required to be filed or furnished prior to the date hereof by it with the SEC, other than such failures to file that would not, individually or in the aggregate, be material to the Regulated Fund, and such material forms, documents and reports, as of their respective dates of filing with the SEC, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        Section 3.15    Ineligible Persons.

        (a)   No employee, officer or director of the Company has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such person has received exemptive relief from the SEC with respect to any such disqualification, nor is there any Proceeding pending or, to the Knowledge of the Company, threatened by any Governmental Authority that would result in any such disqualification of any employee, officer or director of the Company.

        (b)   No Adviser nor any "affiliated person" (as defined in the Investment Company Act) of any Adviser is ineligible pursuant to Sections 9(a) or 9(b) of the Investment Company Act to serve as an investment adviser to the Regulated Fund, nor is there any Proceeding pending or, to the Knowledge of the Company, threatened by any Governmental Authority that would result in the ineligibility of any Adviser or any such "affiliated person" to serve as an investment adviser to the Regulated Fund pursuant to Sections 9(a) or 9(b) of the Investment Company Act. No Adviser nor any "person associated with" (as defined in the Investment Advisers Act) any Adviser is ineligible pursuant to Sections 203(e) or 203(f) of the Investment Advisers Act to serve as an investment adviser or as a "person associated with" an investment adviser, nor is there any Proceeding pending or, to the Knowledge of the Company, threatened by any Governmental Authority that would result in the ineligibility of any Adviser or any such "person associated with" any Adviser to serve in any such capacities pursuant to Sections 203(e) or 203(f) of the Investment Advisers Act.

        (c)   None of the Company, its Subsidiaries, any member of the Subsidiary Adviser Group or any of their employees is subject to any "bad actor" disqualification specified under Rule 506 of Regulation D promulgated under the Securities Act.

        Section 3.16    Employee Benefit Plans; Labor.

        (a)   Section 3.16(a) of the Company Disclosure Letter sets forth a true and complete list, as of the date hereof, of (i) each material "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) that the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group sponsors, participates in, is a party or contributes to or with respect to which the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group could reasonably be expected to have any liability; and (ii) each other material employment or employee

Annex A-25

benefit plan, program, policy, arrangement or agreement, including any equity option, equity purchase, equity appreciation right or other equity or equity-based incentive plan, cash bonus or incentive compensation arrangement, employment, change in control, retirement or deferred compensation profit-sharing unemployment or severance compensation plan, program, policy, arrangement or agreement for any current or former employee or director of, or other service provider to, the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group that does not constitute an "employee benefit plan" (as defined in Section 3(3) of ERISA), that the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group presently sponsors, participates in, is a party or contributes to, or with respect to which the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group could reasonably be expected to have any material liability (each, a "Company Benefit Plan"). The Company has made available to Parent a true and complete copy of each Company Benefit Plan and all material amendments thereto. The Company has made available to Parent a true and complete copy of (i) each Company Benefit Plan and all material amendments thereto, (ii) each trust, insurance, annuity or other funding Contract related thereto, (iii) the most recent financial statements and actuarial or other valuation reports prepared with respect thereto, (iv) the most recent annual reports on Form 5500 required to be filed with the IRS with respect thereto and (v) the most recent summary plan description and any material modification with respect thereto.

        (b)   Except as would, individually or in the aggregate, be a material liability to the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a whole, each of the Company Benefit Plans has been operated and administered in all material respects in accordance with its terms and Applicable Laws, including ERISA and the Code.

        (c)   Each Company Benefit Plan intended to be qualified under Section 401(a) of the Code has either received a favorable determination letter from the IRS with respect to such Company Benefit Plan as to its qualified status under the Code, or with respect to a prototype Company Benefit Plan, the prototype sponsor has received a favorable IRS opinion letter, or the Company Benefit Plan or prototype sponsor has remaining a period of time under applicable Code regulations or pronouncements of the IRS in which to apply for such a letter and make any amendments necessary to obtain a favorable determination or opinion as to the qualified status of each such Company Benefit Plan. To the Knowledge of the Company, no event has occurred since the most recent determination or opinion letter or application therefor relating to any such Company Benefit Plan that would reasonably be expected to result in the revocation of such letter.

        (d)   Except as would, individually or in the aggregate, be a material liability to the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a whole, neither the Company nor any Person that is a member of a "controlled group of corporations" with, or is under "common control" with, or is a member of the same "affiliated service group" with the Company, in each case, as defined in Sections 414(b), (c), (m) or (o) of the Code maintains, contributes to, or sponsors (or has in the past six (6) years maintained, contributed to or sponsored) a multiemployer plan (as defined in Section 3(37) of ERISA) or a Company Benefit Plan that is subject to Title IV of ERISA or Section 412 of the Code.

        (e)   Except as would, individually or in the aggregate, be a material liability to the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a whole, there are no claims pending, or, to the Knowledge of the Company, threatened material Proceedings, disputes or claims (other than routine claims for benefits) against or affecting any Company Benefit Plan, by any employee or beneficiary covered under such Company Benefit Plan, as applicable, or otherwise involving such Company Benefit Plan. Neither the Company nor any of its Consolidated Subsidiaries is or has at any time been the "employer" or "connected or associated" with the "employer" (as those terms in quotation marks are used in the UK Pensions Act 2004) in relation to

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any pension, superannuation or other retirement benefits plan in respect of which benefits are calculated by reference to age, salary or length of service.

        (f)    Except as set forth on Section 3.16(f) of the Company Disclosure Letter, neither the execution or delivery of this Agreement nor the consummation of the Mergers will, either alone or in conjunction with any other event (including any termination of employment upon or following the consummation of the Mergers), (i) entitle any current or former director or employee of, or service provider to, the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group to any material payment, except as expressly provided in this Agreement, (ii) materially increase the amount or value of any benefit or compensation otherwise payable or required to be provided to any such director, employee or service provider or (iii) accelerate the time of payment or vesting of amounts due any such director, employee or service provider or, except as provided for in this Agreement. No amounts payable under the Company Benefit Plans or otherwise will fail to be deductible for federal income tax purposes by virtue of Section 280G of the Code as a result of the occurrence of the transactions contemplated by this Agreement, either alone or in combination with another event.

        (g)   Except as would, individually or in the aggregate, be a material liability to the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a whole, none of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group has any material obligations for post-termination health, welfare or life insurance benefits under any Company Benefit Plan (other than for continuation coverage required to be provided pursuant to Section 4980B of the Code) or coverage in which the full cost of such benefit is borne entirely by the former employee (or such former employee's eligible dependents or beneficiaries).

        (h)   Since January 1, 2015, there have been no strikes, lockouts or other labor stoppages against the Company, the Consolidated Subsidiaries or any member of the Subsidiary Adviser Group.

        (i)    No employee of the Company or any of its Consolidated Subsidiaries has transferred to the Company or such Consolidated Subsidiary (as applicable) under a relevant transfer (as that term is defined in the Transfer of Undertakings (Protection of Employment) Regulations 2006), who immediately prior to the relevant transfer was a member of an occupational pension scheme that provided early retirement benefits unrelated to old age, invalidity or survivors.

        Section 3.17    Trademarks, Patents and Copyrights.

        (a)   Section 3.17(a) of the Company Disclosure Letter sets forth a complete and accurate list (in all material respects) of all material United States and foreign: (i) patents and patent applications; (ii) trademark registrations and applications (including internet domain name registrations); and (iii) copyright registrations and applications owned by the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group as of the date hereof. Such registrations for Intellectual Property Rights owned by the Company, its Consolidated Subsidiaries or members of the Subsidiary Adviser Group are in effect and subsisting and, to the Knowledge of the Company, valid.

        (b)   To the Knowledge of the Company, except as would not, individually, or in the aggregate, be material to the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a whole, the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group own, validly license or have the right to use in the manner currently used, all patents, trademarks, trade names, copyrights, internet domain names, service marks, know-how, trade secrets and other intellectual property rights, and any registrations and applications therefor (the "Intellectual Property Rights"), that are material to the respective businesses of the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group as currently conducted.

        (c)   To the Knowledge of the Company, except as would not, individually or in the aggregate, be material to the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser

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Group, taken as a whole, as of the date hereof, the conduct of the respective businesses of the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group as currently conducted does not infringe upon or otherwise violate any Intellectual Property Rights of any other Person. As of the date of this Agreement, there is no such claim pending or, to the Knowledge of the Company, threatened, except for any such infringement or other violation that would not have a Company Material Adverse Effect. To the Knowledge of the Company, no other Person is infringing or otherwise violating any Intellectual Property Rights that are material to the respective businesses of the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group as currently conducted, except for any such infringement or other violation as would not, individually or in the aggregate, be material to the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a whole. This Section 3.17(c) constitutes the only representation and warranty of the Company with regard to any actual or alleged infringement or other violation of any Intellectual Property Rights of any other Person.

        Section 3.18    Taxes.

        (a)   The Company, each of its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group have (i) timely filed or caused to be timely filed (taking into account any extension of time within which to file) all material Tax Returns required to be filed by any of them and all such filed Tax Returns (taking into account all amendments thereto) are true, complete and accurate in all material respects and (ii) paid all material Taxes due and owing (whether or not shown on such Tax Returns), except, in the case of clause (ii) hereof, with respect to Taxes contested in good faith by appropriate Proceedings and for which adequate reserves or accruals have been established in accordance with GAAP.

        (b)   The unpaid Taxes of the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group did not, as of the date of their respective most recent consolidated financial statements, materially exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of such consolidated financial statements (rather than in any notes thereto). Since the date of its most recent consolidated financial statements, none of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group has incurred any material liability for Taxes outside the ordinary course of business or otherwise inconsistent with past custom and practice.

        (c)   As of the date of this Agreement, there are no pending, threatened in writing or ongoing audits, examinations, investigations or other Proceedings by any Governmental Authority in respect of material Taxes of or with respect to the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group. None of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group has waived any statute of limitations with respect to material Taxes or agreed to any extension of time with respect to a material Tax assessment or deficiency. No written claim has been made by any Governmental Authority in a jurisdiction where the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group does not currently file a Tax Return that it is or may be subject to taxation by that jurisdiction in respect of Taxes that would be covered by or the subject of such Tax Return, nor has any such assertion been threatened or proposed in writing and received by the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group.

        (d)   All Taxes that the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group are or were required by Law to withhold or collect have been duly and timely withheld or collected in all material respects on behalf of its respective employees, independent contractors or other Third Parties and, have been timely paid to the proper Governmental Authority or other Person or properly set aside in accounts for this purpose.

Annex A-28

        (e)   None of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group), and none of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group has any liability for Taxes of any other Person (other than Taxes of the Company, any Consolidated Subsidiary or any member of the Subsidiary Adviser Group) under Treasury Regulation Section 1.1502-6 (or any similar provision of foreign, state or local law), as a transferee or successor, by Contract or otherwise.

        (f)    None of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group is a party to or is bound by any Tax sharing, Tax allocation or Tax indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among the Company, its Consolidated Subsidiaries, the members of the Subsidiary Adviser Group and certain Portfolio Companies or customary commercial Contracts entered into in the ordinary course of business, the principle subject matter of which is not Taxes) that will not be terminated on or before the Closing Date without any future liability to the Company, its Consolidated Subsidiaries or the members of the Subsidiary Adviser Group.

        (g)   There are no Liens for Taxes on any of the assets of the Company or any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group other than Permitted Liens.

        (h)   None of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a "listed transaction" that is required to be reported to the IRS pursuant to Section 6011 of the Code and applicable Treasury Regulations thereunder.

        (i)    Within the last two (2) years, none of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group has been a party to any transaction intended to qualify under Section 355 of the Code.

        (j)    As of the date of this Agreement and to the Knowledge of the Company, there are no limitations on the utilization of the net operating losses, tax credit carryovers or other tax attributes of the Company under Section 382 through Section 384 of the Code (or any corresponding or similar provisions of Applicable Law) or the separate return limitation year rules under the consolidated return provisions of the Treasury Regulations (or any corresponding or similar provisions of Applicable Law), other than any such limitation arising as a result of the consummation of the transactions contemplated by this Agreement.

        (k)   The transactions contemplated by the Mortgage Manager Purchase Agreement and any Pending Sale Agreement will not result in any material Tax liability (other than an increase in any liability for alternative minimum tax or an increase in any state or local Tax liability) imposed on or payable by the Company or any of its Consolidated Subsidiaries.

Except insofar as Section 3.16 relates to Taxes, this Section 3.18 contains the sole and exclusive representations and warranties of the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group relating to Taxes.

        Section 3.19    Material Contracts.

        (a)   Section 3.19(a) of the Company Disclosure Letter sets forth a complete and correct list, as of the date hereof, of each Company Material Contract, a complete and correct copy of each of which has been made available to Parent. For purposes of this Agreement, "Company Material Contract" means

Annex A-29

any Contract to which the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group is a party, except for this Agreement or as expressly set forth below, that:

            (i)  constitutes a "material contract" (as such term is defined in item 601(b)(10) of Regulation S-K under the Securities Act) of the Company and its Consolidated Subsidiaries, taken as a whole;

           (ii)  except with respect to investments set forth in the Company SEC Documents and other than any arrangement regarding a Portfolio Company, is a joint venture, alliance, partnership or similar agreement that is material to the operation of the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as whole;

          (iii)  except with respect to investments set forth in the Company SEC Documents, and other than any arrangement regarding any Portfolio Company or any Fund, is a loan, guarantee of Indebtedness or credit agreement, note, mortgage, indenture or other binding commitment (other than those between or among the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group) relating to Indebtedness (whether outstanding or as may be incurred) in an amount in excess of $5,000,000 individually;

          (iv)  is (A) an Advisory Agreement or Collateral Management Agreement providing for collateral management, investment advisory or other management or advisory fees in excess of $500,000 per year payable to the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group or (B) any other agreement with a Fund for the provision of management, advisory or other services to, or that relates to the receipt of management fees, performance fees, performance allocations or other compensation from, a Fund;

           (v)  creates future payment obligations, including settlement agreements, outside the ordinary course of business in excess of $2,500,000, or creates or would create a Lien on any asset of the Company or its Consolidated Subsidiaries or any members of the Subsidiary Adviser Group (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business);

          (vi)  is with (A) any Consolidated Subsidiaries of the Company or any members of the Subsidiary Adviser Group or (B) any "associate" or member of the "immediate family" (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) of a Person identified in clause (A), in each case in excess of $10,000,000 (individually or together with all related Agreements);

         (vii)  is a Contract that obligates the Company, any of its Consolidated Subsidiaries or any members of the Subsidiary Adviser Group to conduct any business that is material to the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a whole, on an exclusive basis with any Third Party, or upon consummation of the Mergers, will obligate Parent or any of their Consolidated Subsidiaries to conduct business with any Third Party on an exclusive basis;

        (viii)  is an Order or Consent of a Governmental Authority to which the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group is subject, other than any such Order or Consent that does not (A) involve future monetary obligations by the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group in excess of $1,000,000 or (B) impose material restrictions on the business of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group;

          (ix)  is a non-competition or non-solicitation Contract or any other Contract that limits or would reasonably be expected to limit in any material respect the manner in which, or the localities in which, any material business of the Company, its Consolidated Subsidiaries and the

Annex A-30

  members of the Subsidiary Adviser Group (taken as a whole) is or could be conducted or the types of material businesses that the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group conduct; or

           (x)  is a Contract (including a Contract relating to acquisitions or dispositions of controlling interests in controlled Portfolio Companies but excluding any Contract relating to acquisitions or dispositions of debt investments in Portfolio Companies) relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) as to which there are any ongoing material obligations or that was entered into after December 31, 2015 and that has not yet been consummated, in each case pursuant to which (A) the Company reasonably expects that it is required to pay total consideration (including assumption of debt) after the date hereof in excess of $10,000,000 or (B) any other Person has the right to acquire any assets of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group (or any interests therein) after the date of this Agreement with total consideration realizable by or payable to the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group in excess of $10,000,000.

        (b)   None of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group is in breach of or default (or, with the giving of notice or lapse of time or both, would be in default) under the terms of, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any Company Material Contract to which it is a party, except as would not have a Company Material Adverse Effect. As of the date of this Agreement, to the Knowledge of the Company, no other party to any Company Material Contract is in breach of or default (or, with the giving of notice or lapse of time or both, would be in default) under the terms of, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any Company Material Contract except as would not have a Company Material Adverse Effect. Each Company Material Contract is (A) a valid and binding obligation of the Company, or its Consolidated Subsidiary or member of the Subsidiary Adviser Group that is a party thereto, as applicable, and, to the Knowledge of the Company, the other parties thereto, except such as would not, individually or in the aggregate, be material to the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a whole (provided, that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors' rights and remedies generally and (ii) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought) and (B) in full force and effect other than as would not, individually or in the aggregate, have a Company Material Adverse Effect.

        (c)   Section 3.19(c) of the Company Disclosure Letter sets forth, opposite the name of each Fund (other than the CDO Fund), the amount of assets under management by the Subsidiary Adviser Group ("AUM") in respect of such Fund as of the Base Date.

        Section 3.20    Real Property.

        (a)   None of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group owns any real property.

        (b)   Section 3.20(b) of the Company Disclosure Letter sets forth a complete and accurate list of each lease pursuant to which the Company, its Consolidated Subsidiaries and/or the members of the Subsidiary Adviser Group leases, subleases or licenses an interest in real property from any other Person (whether as a tenant, subtenant or pursuant to other occupancy arrangements) (collectively, the "Company Leased Real Property"). As of the date of this Agreement, except as would not have a Company Material Adverse Effect, the Company, its Consolidated Subsidiaries and/or the members of

Annex A-31

the Subsidiary Adviser Group have valid leasehold, subleasehold or license interests in all Company Leased Real Property. Each lease for Company Leased Real Property is a valid and binding obligation of the Company, or its Consolidated Subsidiary or member of the Subsidiary Adviser Group that is a party thereto, as applicable, and to the Knowledge of the Company, the other parties thereto, except such as would not, individually or in the aggregate, be material to the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a whole; provided, that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors' rights and remedies generally and (ii) the remedies of specific performance and injunctive relief and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought.

        (c)   As of the date of this Agreement, except as would not have a Company Material Adverse Effect, none of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group has received any written communication from, or given any written communication to, or to the Knowledge of the Company, received or given any other type of communication from or to, any other party to a lease for Company Leased Real Property or any lender, alleging that the Company, any of its Consolidated Subsidiaries, any member of the Subsidiary Adviser Group or such other party, as the case may be, is in default under such lease.

        Section 3.21    Environmental.    Except as would not have a Company Material Adverse Effect:

        (a)   the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group are in compliance with all applicable Environmental Laws, including possessing all Company Permits required for their operations under applicable Environmental Laws;

        (b)   there is no pending or, to the Knowledge of the Company, threatened Proceeding pursuant to any Environmental Law against the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group. None of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group has received written notice from any Person, including any Governmental Authority, alleging that the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group has been or is in violation or is potentially in violation of any applicable Environmental Law or otherwise may be liable under any applicable Environmental Law, which violation or liability is unresolved. None of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group is a party or subject to any Order pursuant to Environmental Law; and

        (c)   to the Knowledge of the Company, with respect to the Company Leased Real Property, there have been no Releases of Hazardous Materials on or underneath any of such real properties that has caused environmental contamination at such real properties that is reasonably likely to result in an obligation to remediate such environmental contamination pursuant to applicable Environmental Law or result in liability pursuant to applicable Environmental Law with respect to remediation conducted by other Persons.

        Section 3.22    Takeover Statutes.    Assuming the accuracy of the representations contained in Section 4.28, the Company Board has taken such actions and votes as are necessary to render the provisions of any "fair price," "moratorium," "control share acquisition" or any other takeover or anti-takeover statute or similar federal or state Law (including Section 203 of the DGCL) inapplicable to this Agreement, the Company Merger or any other transactions contemplated by this Agreement.

        Section 3.23    Vote Required.    The adoption of this Agreement and the transactions contemplated hereby by the holders of at least a majority of the outstanding shares of Company Common Stock entitled to vote thereon at the Company Stockholders' Meeting (the "Company Stockholder Approval") is the only vote of holders of securities of the Company that is required in connection with the consummation of the transactions contemplated hereby.

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        Section 3.24    Brokers.    No investment banker, broker or finder other than Goldman, Sachs & Co. ("Goldman Sachs") and Credit Suisse Securities (USA) LLC ("Credit Suisse"), the fees and expenses of which will each be paid by the Company, is entitled to any investment banking, brokerage, finder's or similar fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group.

        Section 3.25    Opinion of Financial Advisors.    The Company has received the opinion of Goldman Sachs to the effect that, based upon and subject to the limitations and assumptions set forth in such opinion, as of the date hereof, the Merger Consideration (excluding the Make-up Dividend Amount) to be paid to holders (other than Parent, Parent External Adviser, any holders entering into the Elliott Support Agreement and their respective Affiliates) of Company Common Stock pursuant to this Agreement is fair from a financial point of view to such holders. The Company has received the opinion of Credit Suisse to the effect that, based upon and subject to the limitations and assumptions set forth in such opinion, as of the date hereof, the Merger Consideration (excluding the Make-up Dividend Amount) to be received by holders of Company Common Stock in the Company Merger is fair, from a financial point of view, to such holders, other than Parent, Parent External Adviser, any holders entering into the Elliott Support Agreement and their respective Affiliates.

        Section 3.26    Insurance.    The Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group have paid, or caused to be paid, all premiums due under all material insurance policies of the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, and all such insurance policies are in full force and effect other than as would not, individually or in the aggregate, be material to the Company, its Consolidated Subsidiaries or the members of the Subsidiary Adviser Group, taken as a whole. None of the Company, its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group has received written notice that they are in default with respect to any obligations under such policies other than as would not have a Company Material Adverse Effect. None of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group has received any written notice of cancellation or termination with respect to any existing material insurance policy, or refusal or denial of any material coverage, reservation of rights or rejection of any material claim under any existing material insurance policy, in each case that is held by, or for the benefit of, the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group, other than as would not reasonably be expected to have a Company Material Adverse Effect.

        Section 3.27    Investment Assets.    Each of the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group has good title to all securities, indebtedness and other financial instruments held by it, free and clear of any material Liens, except for Permitted Liens to the extent such securities, indebtedness or other financial instruments, as applicable, are pledged in the ordinary course of business consistent with past practice to secure obligations of the Company, any of its Consolidated Subsidiaries or a member of the Subsidiary Adviser Group and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business.

        Section 3.28    No Other Representations or Warranties.    Except for the representations and warranties contained in this Article III, neither the Company, Subsidiary Adviser nor any other Person on behalf of the Company or Subsidiary Adviser makes any express or implied representation or warranty with respect to the Company, any of its Subsidiaries (including the Subsidiary Adviser Group), any Portfolio Company, any Fund or any other information provided to Parent or Acquisition Sub in connection with the transactions contemplated hereby, including the accuracy, completeness or timeliness thereof. Other than in the case of intentional fraud, neither the Company, Subsidiary Adviser nor any other Person will have or be subject to any claim, liability or indemnification obligation to Parent, Acquisition Sub or any other Person resulting from the distribution or failure to distribute to

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Parent or Acquisition Sub, or Parent's or Acquisition Sub's use of, any such information, including any information, documents, projections, estimates, Forecasts or other material made available to Parent or Acquisition Sub in the electronic data room maintained by the Company for purposes of the transactions contemplated by this Agreement or management presentations in expectation of the transactions contemplated by this Agreement, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article III.

        Section 3.29    Acknowledgment of Disclaimer of Other Representations and Warranties.    The Company acknowledges that, as of the date hereof, it and its Representatives (a) have received full access to such books and records, facilities, properties, premises, equipment, contracts and other assets of Parent, Parent External Adviser, their respective Subsidiaries, the Portfolio Companies and any funds managed by them which it and its Representatives, as of the date hereof, have requested to review; (b) have received and may continue to receive from Parent, Parent External Adviser and their respective Subsidiaries and Representatives certain estimates, forecasts, projections and other forward-looking information, as well as certain business plan information, regarding Parent, Parent External Adviser, their respective Subsidiaries, the Portfolio Companies and any funds managed by them and their respective businesses and operations (collectively, "Parent Forecasts"); and (c) have had full opportunity to meet with the management of Parent, Parent External Adviser and their respective Subsidiaries and to discuss the business and assets of Parent, Parent External Adviser, their respective Subsidiaries, the Portfolio Companies and any funds managed by them. The Company acknowledges and agrees that (1) there are uncertainties inherent in attempting to make Parent Forecasts, with which the Company is familiar, and the Company is taking full responsibility for making its own evaluation of the adequacy and accuracy of all Parent Forecasts (including the reasonableness of the assumptions underlying such Parent Forecasts), and the Company shall have no claim against Parent, Parent External Adviser, their respective Subsidiaries, the Portfolio Companies, any funds managed by them or any of their respective Representatives with respect to any such Parent Forecasts, other than with respect to intentional fraud, and (2) the Company has conducted, to its satisfaction, its own independent review and analysis of the businesses, assets, condition, operations and prospects of Parent, Parent External Adviser, their respective Subsidiaries, the Portfolio Companies and any funds managed by them and, in making its determination to proceed with the transactions contemplated by this Agreement, including the Company Merger, the Company has relied on the results of its own independent review and analysis. The Company further acknowledges and agrees that (I) any Parent Forecast, data, financial information, memorandum, presentation or any other materials or information provided or addressed to the Company or any of its Representatives, including any materials or information made available to them in connection with the transactions contemplated hereby, via confidential information packet, in connection with presentations by Parent's management or otherwise, are not and shall not be deemed to constitute or be the subject of any representation or warranty unless and only to the extent any such material or information is the subject of an express representation or warranty set forth in Article IV and (II) except for the representations and warranties expressly set forth in Article IV, (a) neither Parent, Parent External Adviser nor any of their respective Subsidiaries or Representatives makes, or has made, any representation or warranty relating to itself or its business or otherwise in connection with the Mergers and the Company is not relying on (and the Company shall have no claim against Parent, Parent External Adviser, any of their respective Subsidiaries, the Portfolio Companies, any funds managed by them or their respective Representatives in respect of, other than in the case of intentional fraud) any such representation or warranty and (b) no Person has been authorized by Parent, Parent External Adviser or any of their respective Subsidiaries or Representatives to make any representation or warranty relating to itself or its business or otherwise in connection with the Mergers.

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 ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT, PARENT EXTERNAL ADVISER, IHAM AND ACQUISITION SUB

        Except as disclosed in the Parent SEC Documents filed by Parent prior to the date of this Agreement (but in each case excluding any risk factor or similar disclosure under the headings "Risk Factors" or "Forward Looking Statements" or any similar non-specific, predictive, precautionary or forward-looking statements), or as disclosed in the Parent Disclosure Letter, Parent and Acquisition Sub hereby jointly and severally represent and warrant to the Company, except with respect to the representations and warranties in Section 4.29, which are hereby made by Parent External Adviser to the Company severally and not jointly, and except with respect to the representations and warranties in Section 4.1, Section 4.2, Section 4.3, Section 4.4, Section 4.5 and Section 4.22, which are hereby made by Parent, Acquisition Sub and IHAM to the Company jointly and severally, as follows:

        Section 4.1    Organization; Qualification.    Each of Parent, Acquisition Sub and IHAM is a corporation or other entity, duly organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite entity or similar power and authority to conduct its business as it is now being conducted, to own and use its assets in the manner in which its assets are currently used, and to perform its obligations under all Parent Material Contracts to which it is a party, except where the failure to be in good standing or to have such power and authority, to own and use such assets or to perform its obligations under such Parent Material Contract would not have a Parent Material Adverse Effect. Each of Parent, Acquisition Sub and IHAM is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a Parent Material Adverse Effect. Parent has made available to the Company a copy of the Parent Organizational Documents, as currently in effect, and neither Parent, Acquisition Sub or IHAM is in violation of any provision of such documents. Parent has duly elected to be regulated as a BDC pursuant to the Investment Company Act and such election has not been revoked or withdrawn and is in full force and effect.

        Section 4.2    Capitalization; Subsidiaries.

        (a)   As of the close of business on May 20, 2016, the authorized capital stock of Parent consisted of (i) 500,000,000 shares of Parent Common Stock, 313,954,008 of which were issued and outstanding. There are no (i) options to purchase shares of Parent Common Stock or (ii) shares of preferred stock of Parent authorized and outstanding.

        (b)   All of the issued and outstanding shares of Parent Common Stock have been duly authorized and validly issued, and the shares of Parent Common Stock issuable pursuant to this Agreement will (subject to obtaining the Parent Stockholder Approval) be when issued, fully paid, nonassessable and free of preemptive rights. All of Parent Common Stock has been sold pursuant to an effective registration statement filed under the federal securities Laws or an appropriate exemption therefrom and in accordance with the Investment Company Act.

        (c)   As of the close of business on May 20, 2016, other than as set forth in Section 4.2(a), there are no existing (i) options, warrants, calls, subscriptions or other rights, convertible securities, agreements or commitments of any character to which Parent, any of its Subsidiaries or IHAM is a party obligating Parent, any of its Subsidiaries or IHAM to issue, transfer or sell any shares of capital stock or other equity interest in Parent, any of its Subsidiaries or IHAM or securities convertible into or exchangeable for such shares or equity interests, (ii) contractual obligations of Parent, any of its Subsidiaries or IHAM to repurchase, redeem or otherwise acquire any capital stock of Parent, any of its Subsidiaries or IHAM, or any securities representing the right to purchase or otherwise receive any

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capital stock of Parent, any of its Subsidiaries or IHAM, (iii) voting trusts or similar agreements to which Parent is a party with respect to the voting of the capital stock of Parent or (iv) other equity-based awards, including any equity appreciation rights, issued by Parent, any of its Subsidiaries or IHAM.

        (d)   As of the close of business on May 20, 2016, the authorized capital stock of Acquisition Sub consisted of (i) 100 shares of common stock, $0.01 par value per share, 100 of which were issued and outstanding. As of the date hereof there are no existing (i) options, warrants, calls, subscriptions or other rights, convertible securities, agreements or commitments of any character to which Acquisition Sub or IHAM is a party obligating Acquisition Sub or IHAM to issue, transfer or sell any shares of capital stock or other equity interest in Acquisition Sub or IHAM or securities convertible into or exchangeable for such shares or equity interests, (ii) contractual obligations of Acquisition Sub or IHAM to repurchase, redeem or otherwise acquire any capital stock or other equity interests of Acquisition Sub or IHAM, or any securities representing the right to purchase or otherwise receive any capital stock or other equity interests of Acquisition Sub or IHAM, (iii) voting trusts or similar agreements to which Acquisition Sub or IHAM is a party with respect to the voting of the capital stock or other equity interests of Acquisition Sub or IHAM or (iv) other equity-based awards, including any equity appreciation rights, issued by Parent, IHAM or any of their respective Subsidiaries.

        Section 4.3    Authority Relative to Agreement.

        (a)   Parent, Acquisition Sub and IHAM have all necessary entity power and authority to execute and deliver this Agreement and, subject (in the case of the issuance of shares of Parent Common Stock in connection with the Company Merger) to obtaining the Parent Stockholder Approval, to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Parent, Acquisition Sub and IHAM, and the consummation by Parent, Acquisition Sub and IHAM of the transactions contemplated by this Agreement, have been duly and validly authorized by all necessary corporate or similar action by Parent, Acquisition Sub and IHAM, and (in the case of the Adviser Merger, except for the filing of the Adviser Merger Certificate of Merger with the Delaware Secretary of State, and in the case of the issuance of shares of Parent Common Stock in connection with the Company Merger, except for the (i) receipt of the Parent Stockholder Approval and (ii) filing of the Company Merger Certificate of Merger with the Delaware Secretary of State) no other Proceeding on the part of Parent, Acquisition Sub or IHAM is necessary to authorize the execution, delivery and performance of this Agreement by Parent, Acquisition Sub and IHAM and the consummation by Parent, Acquisition Sub and IHAM of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent, Acquisition Sub and IHAM and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes a legal, valid and binding obligation of each of Parent, Acquisition Sub and IHAM, enforceable against each of Parent, Acquisition Sub and IHAM in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors' rights and remedies generally and (ii) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought.

        (b)   The board of directors or similar governing body of each of Parent, Acquisition Sub and IHAM has, by resolutions adopted by the directors or similar governing members, (i) adopted this Agreement and the transactions contemplated hereby, (ii) determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of Parent, Acquisition Sub and IHAM and their respective stockholders or other equityholders, as applicable, (iii) solely with respect to Parent, resolved to make the Parent Recommendation (provided, that any change or modification or rescission of such recommendation by the Parent Board in accordance with Section 5.3(c) shall not be a breach of the representation in this clause (iii)) and (iv) solely with respect to Parent, directed that the

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Parent Stock Issuance be submitted to a vote at the Parent Stockholders' Meeting. Parent, acting in its capacity as the sole stockholder of Acquisition Sub, has approved and adopted this Agreement. IHAM GP, acting in its capacity as the general partner of IHAM, has approved and adopted this Agreement.

        (c)   Neither the execution and delivery of this Agreement by Parent, Acquisition Sub or IHAM nor the consummation by Parent, Acquisition Sub or IHAM of the transactions contemplated hereby, nor compliance by Parent, Acquisition Sub or IHAM with any of the terms or provisions of this Agreement, will (i) violate any provision of the certificate of incorporation or bylaws (or equivalent organizational documents) of Parent, any of its Subsidiaries or IHAM, (ii) assuming that the Consents, registrations, declarations, filings and notices referred to in Section 4.4 have been obtained or made, conflict with or violate in any respect material to Parent any Law applicable to Parent, any of its Subsidiaries or IHAM or by which any property or asset of Parent, any of its Subsidiaries or IHAM is bound or affected or (iii) violate, conflict with or result in any breach of any provision of, or loss of any benefit, or constitute a default (with or without notice or lapse of time, or both) under, give rise to any right of termination, acceleration or cancellation of, require the Consent, or notice to, any Third Party pursuant to, any of the terms or provisions of any Parent Material Contract, or result in the creation of a Lien, other than any Permitted Lien, upon any of the property or assets of Parent, any of its Subsidiaries or IHAM, other than, in the case of clause (iii), any such conflict, violation, breach, default, termination, acceleration, cancellation or Lien that would not have a Parent Material Adverse Effect.

        Section 4.4    No Conflict; Required Filings and Consents.

        (a)   No Consent of, or registration, declaration or filing with, or notice to, any Governmental Authority is required to be obtained or made by or with respect to Parent, any of its Subsidiaries or IHAM in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) applicable requirements of and filings with the SEC under the Exchange Act, the Investment Company Act and the Investment Advisers Act, (ii) the filing of the Adviser Merger Certificate of Merger and Company Merger Certificate of Merger with the Delaware Secretary of State, (iii) applicable requirements under corporation or Blue Sky Laws of various states, (iv) such filings as may be required in connection with the Taxes described in Section 7.6, (v) compliance with applicable rules and regulations of NASDAQ, (vi) such other items required solely by reason of the participation of the Company in the transactions contemplated hereby, (vii) compliance with and filings or notifications under Antitrust Laws, (viii) if the Hard 8 Restructuring shall not have occurred prior to the Closing, the Nevada Gaming Commission Approval and (ix) such other Consents, registrations, declarations, filings or notices the failure of which to be obtained or made would not, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole. No approval under Section 57(f) of the Investment Company Act is necessary in connection with the execution and delivery by Parent, Acquisition Sub or IHAM of this Agreement or the consummation by Parent, Acquisition Sub or IHAM of the transactions contemplated hereby.

        (b)   Parent has received an order from the SEC under the Investment Company Act granting Parent an exemption from Section 12(d)(3) of the Investment Company Act to own and operate IHAM in accordance with the terms of such order (the "Parent Exemptive Order"), and the Parent Exemptive Order has not been rescinded.

        Section 4.5    Permits; Compliance with Laws; No Regulatory Registrations; IHAM.

        (a)   Parent, its Subsidiaries and IHAM are in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders necessary for Parent and its Subsidiaries to carry on their respective businesses under and pursuant to all Applicable Laws (the "Parent Permits"), and no suspension or cancellation of any of the Parent

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Permits is pending or, to the Knowledge of Parent, threatened, except where the failure to be in possession of, or the suspension or cancellation of, any of the Parent Permits would not have a Parent Material Adverse Effect. Each employee of Parent, its Subsidiaries and IHAM who is required to be registered or licensed as a registered representative, investment adviser representative, salesperson or an equivalent person with any Governmental Authority is duly registered or licensed as such and such registration or license is in full force and effect, except where the failure to be so registered or licensed or to have such registration or license in full force and effect would not, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole.

        (b)   None of Parent, its Subsidiaries or IHAM is, or during the one-year period prior to the date of this Agreement has been, in default or violation of any (i) Law applicable to Parent, any of its Subsidiaries or IHAM or (ii) Parent Permits, except for any such defaults or violations that would not, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole. Notwithstanding the foregoing, no representation or warranty in this Section 4.5 is made with respect to Parent SEC Documents or financial statements, "disclosure controls and procedures" or "internal control over financial reporting," employee benefits matters, intellectual property matters, Tax matters, real property matters or environmental matters, which are addressed exclusively in Section 4.6 (Parent SEC Documents; Financial Statements; Enforcement Actions), Section 4.8 (Disclosure Controls and Procedures), Section 4.14 (Employee Benefit Plans; Labor), Section 4.15 (Trademarks, Patents and Copyrights), Section 4.16 (Taxes), Section 4.18 (Real Property) and Section 4.19 (Environmental), respectively.

        (c)   Parent has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the "Federal Securities Laws," as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. Since January 1, 2014, there have been no "Material Compliance Matters" for Parent, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the Parent Board and satisfactorily remedied or are in the process of being remedied or those that would not have a Parent Material Adverse Effect.

        (d)   Parent, its Subsidiaries and IHAM are, and have been at all times since January 1, 2014, in compliance with the FCPA, and all other applicable money laundering, anti-corruption or anti-bribery Laws of all jurisdictions having jurisdiction over Parent, its Subsidiaries and IHAM. Parent, its Subsidiaries and IHAM have instituted policies and procedures reasonably designed to ensure compliance with the FCPA and other applicable money laundering, anti-corruption or anti-bribery Laws and maintain such policies and procedures in effect.

        (e)   Since January 1, 2014, none of Parent, any of its Subsidiaries or IHAM or, to the Knowledge of Parent, any of their respective directors, officers or employees, has received any written or, to the Knowledge of Parent, oral notification from a Governmental Authority asserting that Parent, any of its Subsidiaries or IHAM is not in compliance in all material respects with any material Laws or Parent Permits.

        (f)    Neither Parent nor any of its Subsidiaries is, or is required to be, registered as an investment adviser under the Investment Advisers Act or is, or is required by Applicable Law (other than the Investment Advisers Act) to be, registered, licensed or qualified as an investment adviser in any state or other jurisdiction, except where the existence of any such registration, license or qualification, or the failure to be so registered, licensed or qualified, would not, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole. Neither Parent nor any of its Subsidiaries is a broker-dealer, commodity pool operator, commodity trading advisor, futures commission merchant, bank, trust company, commodity broker-dealer, real estate broker, insurance company or insurance broker within the meaning of any Applicable Law. Neither Parent nor any of its Subsidiaries has received written notice from any Governmental Authority of any failure to obtain any investment adviser, broker-dealer,

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commodity pool operator, commodity trading advisor, futures commission merchant, bank, trust company, commodity broker-dealer, real estate broker, insurance company or insurance broker registration, license or qualification.

        (g)   IHAM.

            (i)  During the two-year period prior to the date of this Agreement, IHAM has filed (after giving effect to any extensions) all Regulatory Documents that were required to be filed with any Governmental Authority, other than such failure to file that would not, individually or in the aggregate, be material to IHAM and its Subsidiaries, taken as a whole.

           (ii)  IHAM is, and at all times required by the Investment Advisers Act during the two-year period prior to the date of this Agreement has been, duly registered as an investment adviser under the Investment Advisers Act. IHAM is, and at all times required by Applicable Law (other than the Investment Advisers Act) during the two-year period prior to the date of this Agreement has been, duly registered, licensed or qualified as an investment adviser in each state or any other jurisdiction where the conduct of its business required such registration, licensing or qualification, except where the failure to be so registered, licensed or qualified would not have a Parent Material Adverse Effect. Other than IHAM, none of Parent and its Subsidiaries is, or is required to be, registered as an investment adviser under the Investment Advisers Act or is, or is required by Applicable Law (other than the Investment Advisers Act) to be, registered, licensed or qualified as an investment adviser in any state or other jurisdiction, except where the existence of any such registration, license or qualification, or the failure to be so registered, licensed or qualified, would not be material to IHAM and its Subsidiaries, taken as a whole.

          (iii)  IHAM has implemented written policies and procedures as required by Rule 206(4)-7 under the Investment Advisers Act (complete and correct copies of which policies and procedures have been made available to the Company) and, during the two-year period prior to the date of this Agreement, IHAM has been in compliance with such policies and procedures, except where the failure to adopt such policies and procedures or to be in compliance would not, individually or in the aggregate, be material to IHAM and its Subsidiaries, taken as a whole.

          (iv)  The transactions contemplated by this Agreement will not (A) violate any provision of the limited partnership agreement of IHAM, (B) assuming that the Consents, registrations, declarations, filings and notices referred to in Section 4.4 have been obtained or made, and except for any Consents, filings or other notices that may be required or advisable under applicable Law or as set forth on Section 4.5(g)(iv) of the Parent Disclosure Letter, conflict with or violate in any respect material to IHAM any Law applicable to IHAM or by which any property or asset of IHAM is bound or affected or (C) violate, conflict with or result in any breach of any provision of, or loss of any benefit, or constitute a default (with or without notice or lapse of time, or both) under, give rise to any right of termination, acceleration or cancellation of, require the Consent, or notice to, any Third Party pursuant to, any of the terms or provisions of any Contract to which IHAM is a party, or result in the creation of a material Lien, other than any Permitted Lien, upon any of the property or assets of IHAM, other than, in the case of clauses (B) and (C), any such conflict, violation, breach, default, termination, acceleration, cancellation or Lien that would have or reasonably be expected to have a material adverse effect on the business, assets and operations of IHAM or the consummation of the transactions contemplated by this Agreement.

        (h)   Parent has made available to the Company a complete and correct copy of each material no-action letter and exemptive order issued by the SEC to any of Parent and its Subsidiaries, on which any of them relies in the conduct of its respective business as conducted on the date of this Agreement. Parent and its Subsidiaries are in compliance in all material respects with any such material no-action letters and exemptive orders.

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        (i)    Parent has complied since January 1, 2015, and is in compliance, with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions may be set forth in Parent's registration statement (as amended from time to time), except for any noncompliance that would not, individually or in the aggregate, have a Parent Material Adverse Effect.

        Section 4.6    Parent SEC Documents; Financial Statements; Enforcement Actions.

        (a)   Since January 1, 2015, Parent has filed with the SEC on a timely basis all material forms, documents and reports required to be filed or furnished prior to the date hereof by it with the SEC (such forms, documents and reports so filed with the SEC by Parent since such date, including any amendments thereto, the "Parent SEC Documents"). As of their respective dates, or, if amended, as of the date of the last such amendment, the Parent SEC Documents complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act or the Investment Company Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and none of the Parent SEC Documents at the time it was filed contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, or are to be made, not misleading (or, in the case of a Parent SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act, as of the date such registration statement or amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading).

        (b)   Parent has made available to the Company a complete and correct copy of each material no-action letter and exemptive order issued by the SEC to Parent or any of its Subsidiaries on which any of them relies in the conduct of its respective business as conducted on the date of this Agreement. Parent and its Subsidiaries are in compliance in all material respects with any such material no-action letters and exemptive orders, except where the failure to so be in compliance would not, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole.

        (c)   The consolidated financial statements (including all related notes and the related consolidated schedules of investments) of Parent and its Subsidiaries included in the Parent SEC Documents (i) fairly present in all material respects the consolidated financial position, results of operations, cash flows and changes in stockholders' equity of Parent and its Subsidiaries as at the respective dates thereof or the respective periods then ended, as applicable (subject, in the case of unaudited interim statements, to normal year-end audit adjustments, to the absence of notes and to any other adjustments described therein, including in any notes thereto), (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes thereto), (iii) were prepared from, and are in accordance with, the books and records of Parent and its Subsidiaries, as applicable, and (iv) comply as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto.

        (d)   Neither Parent nor any of its Subsidiaries is subject to any cease-and-desist or other enforcement action by, or is a party to any Contract consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or has been ordered to pay any civil money penalty by, or is subject to any Order by, or has adopted any policies, procedures or board resolutions at the request of, any Governmental Authority that currently restrict the conduct of its business (or that would, to the Knowledge of Parent, upon consummation of the Mergers restrict in any respect the conduct of the business of Parent or any of its Subsidiaries), or that relate to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Subsidiaries, except as would not, individually or in the

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aggregate, have a material adverse effect on Parent or any of its Subsidiaries, nor has Parent or any of its Subsidiaries been advised in writing or, to the Knowledge of Parent, verbally by any Governmental Authority that it is considering issuing, initiating, ordering or requesting any of the foregoing that would, individually or in the aggregate, have a material adverse effect on Parent or any of its Subsidiaries, taken as a whole.

        Section 4.7    Information Supplied.    None of the information supplied or to be supplied by or on behalf of Parent or any of its Subsidiaries for inclusion or incorporation by reference in (a) the Form N-14 will, at the time the Form N-14 is filed with the SEC, and at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, in light of the circumstances under which they are made, not misleading and (b) the Joint Proxy Statement will, at the date it or any amendment or supplement is mailed to stockholders of the Company and stockholders of Parent and at the time of the Company Stockholders' Meeting and at the time of the Parent Stockholders' Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by Parent or Acquisition Sub regarding such portions thereof that relate expressly to the Company or any of its Subsidiaries or Parent External Adviser, or to statements made therein based on information supplied by or on behalf of the Company or, if applicable, Parent External Adviser, for inclusion or incorporation by reference therein). The Joint Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.

        Section 4.8    Disclosure Controls and Procedures.    Parent and its Subsidiaries maintain Internal Controls. Such Internal Controls are designed to ensure that all information required to be disclosed in any Parent SEC Documents are recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and further designed and maintained to provide reasonable assurance regarding the reliability of Parent's financial reporting and the preparation of Parent's financial statements for external purposes in accordance with GAAP. Parent's management has completed an assessment of the effectiveness of Parent's system of internal controls over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2015 and such assessment concluded that such Internal Controls were effective using the framework specified in Parent's Annual Report on Form 10-K for the year ended December 31, 2015 and, except as set forth on Section 4.8 of the Parent Disclosure Letter, such assessment did not identify, and to the Knowledge of Parent, neither Parent nor any of its Subsidiaries has been made aware of, (i) any significant deficiency or material weakness in the design or operation of internal control over financial reporting utilized by Parent or its Subsidiaries or (ii) any illegal act or fraud, whether or not material, that involves management or employees of Parent or its Subsidiaries. The principal executive officer and principal financial officer of Parent have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC with respect to the Parent SEC Documents, and the statements contained in any such certifications were true and correct on the date such certifications were made and such officers would be able to make such certifications as of the date hereof and as of the Closing Date as if required to be made as of such dates. Parent and each of its Subsidiaries, if applicable, is in compliance in all material respects with the applicable listing standards and corporate governance standards of NASDAQ or other listing exchanges or self-regulating organizations applicable to Parent and its Subsidiaries, and has not received any written (or to the Knowledge of Parent, any verbal) notice asserting any non-compliance with the listing standards and corporate governance standards of NASDAQ.

        Section 4.9    Absence of Certain Changes or Events.    Since December 31, 2015, through the date of this Agreement, except as otherwise contemplated or permitted by this Agreement, (a) the respective

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businesses of Parent and its Subsidiaries have been conducted in the ordinary course of business consistent with past practice, (b) there has not been any event, development or state of circumstances that has had a Parent Material Adverse Effect and (c) there has not been any action that, if it had been taken after the date hereof, would have required the consent of the Company under Sections 5.2(a), (d), (f), (i) and (j).

        Section 4.10    No Undisclosed Liabilities.    Except (a) as reflected, disclosed or reserved against in Parent's financial statements (as amended or restated, if applicable) or the notes thereto included in the Parent SEC Documents, (b) for liabilities or obligations incurred in the ordinary course of business consistent with past practice since December 31, 2015, (c) for liabilities or obligations incurred in connection with the transactions contemplated hereby, (d) for liabilities and obligations which have been discharged or paid prior to the date of this Agreement or (e) for liabilities or obligations that would not be material to Parent and its Subsidiaries, taken as a whole, as of the date hereof, none of Parent or its Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on a consolidated balance sheet (or the notes thereto) of Parent.

        Section 4.11    Litigation.    As of the date of this Agreement, (i) there is no Proceeding pending or, to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries that would, individually or in the aggregate, be material to Parent or its Subsidiaries, taken as a whole, and (ii) there is no judgment or order of any Governmental Authority outstanding against, or, to the Knowledge of Parent, investigation by any Governmental Authority involving, Parent or any of its Subsidiaries that, in the case of this clause (ii), would reasonably be expected to have a Parent Material Adverse Effect.

        Section 4.12    Absence of Certain Agreements.    Neither Parent nor any of its Affiliates has entered into any Contract, arrangement or understanding (in each case, whether oral or written), or authorized, committed or agreed to enter into any Contract, arrangement or understanding (in each case, whether oral or written), pursuant to which: (a) any stockholder of the Company would be entitled to receive consideration of a different amount or nature than the Merger Consideration or pursuant to which any stockholder of the Company (i) agrees to vote to adopt this Agreement or the Company Merger or (ii) agrees to vote against any Superior Proposal or (b) any Third Party has agreed to provide, directly or indirectly, equity capital to Parent or the Company to finance in whole or in part the Company Merger.

        Section 4.13    Ineligible Persons.    No employee, officer or director of Parent has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act under Sections 9(a) and 9(b) of the Investment Company Act unless, in each case, such person has received exemptive relief from the SEC with respect to any such disqualification, nor is there any Proceeding pending or, to the Knowledge of Parent, threatened by any Governmental Authority that would result in any such disqualification of any employee, officer or director of Parent. Neither Parent nor any of its "associated persons" is subject to a "statutory disqualification" (as such terms are defined in the Exchange Act) and there is no Proceeding pending or, to the Knowledge of Parent, threatened by any Governmental Authority that would result in Parent or any of its "associated persons" becoming so subject. None of the Parent, its Subsidiaries or any of its employees is subject to any "bad actor" disqualification specified under Rule 506 of Regulation D promulgated under the Securities Act.

        Section 4.14    Employee Benefit Plans; Labor(a) .

        (a)   None of the Parent or any of its Consolidated Subsidiaries has any employees.

        (b)   Except as would, individually or in the aggregate, be a material liability to Parent and its Subsidiaries, taken as a whole, neither Parent nor any Person that is a member of a "controlled group of corporations" with, or is under "common control" with, or is a member of the same "affiliated service group" with Parent, in each case, as defined in Sections 414(b), (c), (m) or (o) of the Code

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maintains, contributes to, or sponsors (or has in the past six (6) years maintained, contributed to or sponsored) a multiemployer plan (as defined in Section 3(37) of ERISA) or any employee benefit plan that is subject to Title IV of ERISA or Section 412 of the Code.

        (c)   Except as set forth on Section 4.14(c) of the Parent Disclosure Letter, neither the execution or delivery of this Agreement nor the consummation of the Mergers will, either alone or in conjunction with any other event (including any termination of employment upon or following the consummation of the Mergers), (i) entitle any current or former director of, or service provider to, Parent or any of its Subsidiaries to any material payment, except as expressly provided in this Agreement, (ii) materially increase the amount or value of any benefit or compensation otherwise payable or required to be provided to any such director or service provider or (iii) accelerate the time of payment or vesting of amounts due any such director or service provider or, except as provided for in this Agreement. No amounts payable under any employee benefit plan or otherwise will fail to be deductible for federal income tax purposes by virtue of Section 280G of the Code as a result of the occurrence of the transactions contemplated by this Agreement, either alone or in combination with another event.

        (d)   Parent has not, and has never been the "employer" or "connected or associated" with the "employer" (as those terms in quotation marks are used in the UK Pensions Act 2004) in relation to any pension, superannuation or other retirement benefits plan in respect of which benefits are calculated by reference to age, salary or length of service.

        Section 4.15    Trademarks, Patents and Copyrights.

        (a)   Section 4.15(a) of the Parent Disclosure Letter sets forth a complete and accurate list (in all material respects) of all material United States and foreign: (i) patents and patent applications; (ii) trademark registrations and applications (including internet domain name registrations); and (iii) copyright registrations and applications owned by Parent and its Subsidiaries as of the date hereof. Such registrations for Intellectual Property Rights owned by Parent or its Subsidiaries are in effect and subsisting and, to the Knowledge of Parent, valid.

        (b)   To the Knowledge of Parent, except as would not, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole, Parent and its Subsidiaries own, validly license or have all Intellectual Property Rights that are material to the respective businesses of Parent and its Subsidiaries as currently conducted.

        (c)   To the Knowledge of Parent, except as would not, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole, as of the date hereof, the conduct of the respective businesses of Parent and its Subsidiaries as currently conducted does not infringe upon or otherwise violate any Intellectual Property Rights of any other Person. As of the date of this Agreement, there is no such claim pending or, to the Knowledge of Parent, threatened, except for any such infringement or other violation that would not have a Parent Material Adverse Effect. To the Knowledge of Parent, no other Person is infringing or otherwise violating any Intellectual Property Rights that are material to the respective businesses of Parent and its Subsidiaries as currently conducted, except for any such infringement or other violation as would not, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole. This Section 4.15(c) constitutes the only representation and warranty of Parent with regard to any actual or alleged infringement or other violation of any Intellectual Property Rights of any other Person.

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        Section 4.16    Taxes.

        (a)   Since January 1, 2012, Parent has elected to be treated as, and has operated in conformity with the requirements for qualification and taxation as, a regulated investment company taxable under Subchapter M of Chapter 1 of the Code, and its proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a regulated investment company under Subchapter M of Chapter 1 of the Code. Parent and each of its Subsidiaries have (i) timely filed or caused to be timely filed (taking into account any extension of time within which to file) all material Tax Returns required to be filed by any of them and all such filed Tax Returns (taking into account all amendments thereto) are true, complete and accurate in all material respects and (ii) paid all material Taxes due and owing (whether or not shown on such Tax Returns), except, in the case of clause (ii) hereof, with respect to Taxes contested in good faith by appropriate Proceedings and for which adequate reserves or accruals have been established in accordance with GAAP.

        (b)   The unpaid Taxes of Parent and its Subsidiaries did not, as of the date of its most recent consolidated financial statements, materially exceed the reserve or accrual for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of such consolidated financial statements (rather than in any notes thereto). Since the date of its most recent consolidated financial statements, neither Parent nor any of its Subsidiaries has incurred any material liability for Taxes outside the ordinary course of business or otherwise inconsistent with past custom and practice.

        (c)   As of the date of this Agreement, there are no pending, threatened in writing or ongoing audits, examinations, investigations or other Proceedings by any Governmental Authority in respect of material Taxes of or with respect to Parent or any of its Subsidiaries. Neither Parent nor any of its Subsidiaries has waived any statute of limitations with respect to material Taxes or agreed to any extension of time with respect to a material Tax assessment or deficiency. No written claim has been made by any Governmental Authority in a jurisdiction where Parent or any of its Subsidiaries does not currently file a Tax Return that it is or may be subject to taxation by that jurisdiction in respect of Taxes that would be covered by or the subject of such Tax Return, nor has any such assertion been threatened or proposed in writing and received by Parent or any of its Subsidiaries.

        (d)   All Taxes that Parent or any of its Subsidiaries are or were required by Law to withhold or collect have been duly and timely withheld or collected in all material respects on behalf of its respective employees, independent contractors or other Third Parties and, have been timely paid to the proper Governmental Authority or other Person or properly set aside in accounts for this purpose.

        (e)   Neither Parent nor any of its Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is Parent or any of its Subsidiaries), and neither Parent nor any of its Subsidiaries has any liability for Taxes of any other Person (other than Taxes of Parent or any Subsidiary) under Treasury Regulation Section 1.1502-6 (or any similar provision of foreign, state or local law), as a transferee or successor, by Contract or otherwise.

        (f)    Neither Parent nor any of its Subsidiaries is a party to or is bound by any Tax sharing, Tax allocation or Tax indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among Parent and its Subsidiaries or customary commercial Contracts entered into in the ordinary course of business, the principle subject matter of which is not Taxes) that will not be terminated on or before the Closing Date without any future liability to the Company or its Subsidiaries.

        (g)   There are no Liens for Taxes on any of the assets of Parent or any of its Subsidiaries other than Permitted Liens.

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        (h)   Neither Parent nor any of its Subsidiaries has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a "listed transaction" that is required to be reported to the IRS pursuant to Section 6011 of the Code and applicable Treasury Regulations thereunder.

        (i)    Within the last two (2) years, neither Parent nor any of its Subsidiaries has been a party to any transaction intended to qualify under Section 355 of the Code.

        This Section 4.16 contains the sole and exclusive representations and warranties of Parent and its Subsidiaries relating to Taxes.

        Section 4.17    Material Contracts.

        (a)   Section 4.17(a) of the Parent Disclosure Letter sets forth a complete and correct list, as of the date hereof, of each Parent Material Contract, a complete and correct copy of each of which has been made available to the Company. For purposes of this Agreement, "Parent Material Contract" means any Contract to which Parent or any of its Subsidiaries is a party, except for this Agreement or as expressly set forth below, that:

            (i)  constitutes a "material contract" (as such term is defined in item 601(b)(10) of Regulation S-K under the Securities Act) of Parent and its Subsidiaries, taken as a whole;

           (ii)  except with respect to investments set forth in the Parent SEC Documents, is a joint venture, alliance, partnership or similar agreement that is material to the operation of Parent and its Subsidiaries, taken as whole;

          (iii)  except with respect to investments set forth in the Parent SEC Documents (and other than any arrangement regarding any Portfolio Company), is a loan, guarantee of Indebtedness or credit agreement, note, mortgage, indenture or other binding commitment (other than those between or among Parent and its Subsidiaries) relating to Indebtedness (whether outstanding or as may be incurred) in an amount in excess of $5,000,000 individually;

          (iv)  creates future payment obligations, including settlement agreements, outside the ordinary course of business in excess of $10,000,000, or creates or would create a Lien on any asset of Parent or any of its Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business);

           (v)  is with (A) any Subsidiaries of Parent or (B) any "associate" or member of the "immediate family" (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) of a Person identified in clause (A), in each case in excess of $10,000,000 (individually or together with all related Agreements);

          (vi)  is a Contract that obligates Parent or any of its Subsidiaries to conduct any business that is material to Parent or its Subsidiaries, taken as a whole, on an exclusive basis with any Third Party;

         (vii)  is an Order or Consent of a Governmental Authority to which Parent or any of its Subsidiaries is subject, other than any such Order or Consent that does not (A) involve future monetary obligations by Parent or any of its Subsidiaries in excess of $1,000,000 or (B) impose material restrictions on the business of Parent or any of its Subsidiaries;

        (viii)  is a non-competition or non-solicitation Contract or any other Contract that limits or would reasonably be expected to limit in any material respect the manner in which, or the localities in which, any material business of Parent and its Subsidiaries (taken as a whole) is or could be conducted or the types of material businesses that Parent and its Subsidiaries conduct;

          (ix)  is a Contract (excluding any Contract relating to acquisitions or dispositions of debt investments in Portfolio Companies) relating to the acquisition or disposition of any business or

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  operations (whether by merger, sale of stock, sale of assets or otherwise) as to which there are any ongoing material obligations or that was entered into after December 31, 2015 and that has not yet been consummated, in each case pursuant to which (A) Parent reasonably expects that it is required to pay total consideration (including assumption of debt) after the date hereof in excess of $10,000,000 or (B) any other Person has the right to acquire any assets of Parent or any of its Subsidiaries (or any interests therein) after the date of this Agreement with total consideration realizable by or payable to Parent or any of its Subsidiaries in excess of $10,000,000.

           (x)  is the Parent External Advisory Agreement or the Parent Administration Agreement.

        (b)   None of Parent or any Subsidiary of Parent is in breach of or default (or, with the giving of notice or lapse of time or both, would be in default) under the terms of, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any Parent Material Contract to which it is a party, except as would not have a Parent Material Adverse Effect. As of the date of this Agreement, to the Knowledge of Parent, no other party to any Parent Material Contract is in breach of or default (or, with the giving of notice or lapse of time or both, would be in default) under the terms of, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any Parent Material Contract except as would not have a Parent Material Adverse Effect. Each Parent Material Contract is (A) a valid and binding obligation of Parent or its Subsidiary that is a party thereto, as applicable, and, to the Knowledge of Parent, the other parties thereto, except such as would not, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole (provided, that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors' rights and remedies generally and (ii) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought) and (B) in full force and effect other than as would not, individually or in the aggregate, have a Parent Material Adverse Effect.

        Section 4.18    Real Property.

        (a)   None of the Parent nor any of its Subsidiaries owns any real property.

        (b)   Section 4.18(b) of the Parent Disclosure Letter sets forth a complete and accurate list of each lease pursuant to which Parent and/or its Subsidiaries leases, subleases or licenses an interest in real property from any other Person (whether as a tenant, subtenant or pursuant to other occupancy arrangements) (collectively, the "Parent Leased Real Property"). As of the date of this Agreement, except as would not have a Parent Material Adverse Effect, Parent and/or its Subsidiaries have valid leasehold, subleasehold or license interests in all Parent Leased Real Property. Each lease for Parent Leased Real Property is a valid and binding obligation of Parent or its Subsidiary that is a party thereto, as applicable, and to the Knowledge of Parent, the other parties thereto, except such as would not, individually or in the aggregate, be material to Parent or its Subsidiaries, taken as a whole; provided, that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors' rights and remedies generally and (ii) the remedies of specific performance and injunctive relief and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought.

        (c)   As of the date of this Agreement, except as would not have a Parent Material Adverse Effect, none of Parent or any of its Subsidiaries has received any written communication from, or given any written communication to, or to the Knowledge of Parent, received or given any other type of communication from or to, any other party to a lease for Parent Leased Real Property or any lender, alleging that Parent or any of its Subsidiaries or such other party, as the case may be, is in default under such lease.

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        Section 4.19    Environmental.    Except as would not have a Parent Material Adverse Effect:

        (a)   Parent and its Subsidiaries are in compliance with all applicable Environmental Laws, including possessing all Parent Permits required for their operations under applicable Environmental Laws;

        (b)   there is no pending or, to the Knowledge of Parent, threatened Proceeding pursuant to any Environmental Law against Parent or any of its Subsidiaries. None of Parent or any of its Subsidiaries has received written notice from any Person, including any Governmental Authority, alleging that Parent or any of its Subsidiaries has been or is in violation or is potentially in violation of any applicable Environmental Law or otherwise may be liable under any applicable Environmental Law, which violation or liability is unresolved. None of Parent or any of its Subsidiaries is a party or subject to any Order pursuant to Environmental Law; and

        (c)   to the Knowledge of Parent, with respect to the Parent Leased Real Property, there have been no Releases of Hazardous Materials on or underneath any of such real properties that has caused environmental contamination at such real properties that is reasonably likely to result in an obligation to remediate such environmental contamination pursuant to applicable Environmental Law or result in liability pursuant to applicable Environmental Law with respect to remediation conducted by other Persons.

        Section 4.20    Vote Required.    The approval (a) by a majority of votes cast at the Parent Stockholders' Meeting of the Parent Stock Issuance and (b) as required under the Investment Company Act as set out on Section 4.20 of the Parent Disclosure Letter (the approvals in clauses (a) and (b), the "Parent Stockholder Approval"), are the only votes of holders of securities of Parent that are required in connection with the consummation of the transactions contemplated hereby.

        Section 4.21    Sufficient Funds.

        (a)   Parent has delivered to Company true, correct and complete copies of (i) the fully executed debt commitment letter, dated as of the date hereof, from Bank of America, N.A. and Wells Fargo Bank, National Association (such debt commitment letter, together with all exhibits, schedules, annexes, supplements, term sheets, amendments, supplements or modifications to such letter in effect as of the date hereof, and the Fee Letter, collectively, the "Debt Commitment Letter"), pursuant to which, and subject to the terms and conditions of which, the lenders party thereto have committed to lend the amounts set forth therein for the purpose of funding the transactions contemplated by this Agreement and related fees and expenses (the "Debt Financing"), (ii) the fully executed fee letter associated therewith (provided, that the fee amounts, pricing caps and economic terms (other than covenants) set forth therein, none of which could adversely affect the conditionality, enforceability, availability, termination or aggregate principal amount of the Debt Financing, may be redacted), together with all exhibits, schedules, annexes, supplements, term sheets, amendments, supplements or modifications to such letter in effect as of the date hereof (the "Fee Letter").

        (b)   As of the date of this Agreement, the Debt Commitment Letter, in the form so delivered, is in full force and effect as to Parent and the other parties thereto and has not been withdrawn or terminated, or otherwise amended, supplemented or modified in any respect, and is valid, binding and enforceable against all of the parties thereto in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors' rights and remedies generally and (ii) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought. There are not, nor are there contemplated to be, any other agreements, side letters or arrangements relating to the Debt Commitment Letter to which Parent, Acquisition Sub or any of their Affiliates is a party. No event has occurred that, with or without notice, lapse of time or both, would or

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would reasonably be expected to (i) constitute a failure to satisfy any condition of the Debt Commitment Letter, (ii) result in any portion of the Debt Financing to be unavailable on or before the Closing Date or (iii) result in a default or breach on the part of Parent, Acquisition Sub or any other Subsidiary of Parent, or to the Knowledge of Parent, any other party thereto, under any term or condition of the Debt Commitment Letter. Each of Parent, Acquisition Sub and each Subsidiary of Parent has no reason to believe that it or any other party to the Debt Commitment Letter will be unable to satisfy on a timely basis, any term or condition of closing to be satisfied by such party, contained in the Debt Commitment Letter. Parent has fully paid, or caused to be paid, any and all commitment fees or other fees required by the Debt Financing to be paid on or before the date of this Agreement and will pay in full any such amounts due on or before the Closing Date. The aggregate net proceeds from the Debt Financing (both before and after giving effect to the exercise of any or all market flex provisions related thereto), cash on Parent's balance sheet and the Parent External Adviser Cash Consideration constitute all of the financing required for the consummation of the transactions contemplated by this Agreement, are sufficient in amount for the satisfaction of all of Parent's and Acquisition Sub's obligations under this Agreement and are sufficient in amount to consummate the transactions contemplated by this Agreement, including the payment of the Merger Consideration and the payment of all associated fees, costs and expenses (including fees, cash and expenses related to the Debt Financing). The Debt Commitment Letter contains all of the conditions precedent to the obligations of the parties thereunder to make the Debt Financing available to Parent and Acquisition Sub. The only conditions precedent or other contingencies related to the initial funding of the Debt Financing on the Closing Date to be included in the final documentation regarding the Debt Financing will be the conditions expressly contained in the Debt Commitment Letter. The Debt Commitment Letter has not been withdrawn, repudiated, terminated or rescinded in any respect. To the Knowledge of Parent, there are no facts or circumstances that could result in any of the conditions set forth in the Debt Commitment Letter not being satisfied.

        (c)   Neither Parent's nor Acquisition Sub's obligations under this Agreement are contingent upon or otherwise subject to (i) any conditions regarding Parent's, any of its Affiliate's or any other Person's ability to obtain financing for the consummation of the transactions contemplated hereby or (ii) Parent's consummation of any financing arrangements.

        (d)   Any breach of, or inaccuracy in, the provisions of this Section 4.21 shall not result in a failure of a condition pursuant to Section 6.3(a) if Parent is capable of satisfying its obligations to pay the Merger Consideration payable by it in accordance with the provisions of this Agreement.

        Section 4.22    Brokers.    No investment banker, broker or finder other than Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, the fees and expenses of which will be paid by Parent, is entitled to any investment banking, brokerage, finder's or similar fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of Parent, Acquisition Sub or any of their respective Affiliates.

        Section 4.23    Opinion of Financial Advisor.    Parent has received the opinion of Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, each dated as of the date hereof, to the effect that, as of the date hereof, and based upon and subject to the limitations and assumptions set forth in each such opinion, respectively, the Parent Cash Consideration and the Exchange Ratio to be paid by Parent pursuant to this Agreement collectively are fair, from a financial point of view, to Parent.

        Section 4.24    Insurance.    Parent and its Subsidiaries have paid, or caused to be paid, all premiums due under all material insurance policies of Parent and its Subsidiaries and all such insurance policies are in full force and effect other than as would not, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole. None of Parent or any of its Subsidiaries has received written notice that they are in default with respect to any obligations under such policies other

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than as would not have a Parent Material Adverse Effect. None of Parent or any of its Subsidiaries has received any written notice of cancellation or termination with respect to any existing material insurance policy, or refusal or denial of any material coverage, reservation of rights or rejection of any material claim under any existing material insurance policy, in each case that is held by, or for the benefit of, Parent or any of its Subsidiaries, other than as would not reasonably be expected to have a Parent Material Adverse Effect. Parent and its Subsidiaries are insured against such losses and risks and in such amounts as are customary in the businesses in which they are engaged.

        Section 4.25    Solvency.    Neither Parent nor Acquisition Sub is entering into the transactions contemplated by this Agreement with the actual intent to hinder, delay or defraud either present or future creditors of the Company or any of its Subsidiaries (including any member of the Subsidiary Adviser Group). Each of Parent and Acquisition Sub is solvent as of the date of this Agreement, and Parent will, after giving effect to all of the transactions contemplated by this Agreement, including the payment of any amounts required to be paid in connection with the consummation of the transactions contemplated by this Agreement and the payment of all related fees and expenses, be solvent at and immediately after the Company Merger Effective Time. As used in this Section 4.25, the term "solvent" means, with respect to a particular date, that on such date, (a) the sum of the assets, at a fair valuation, of Parent and Acquisition Sub and, after the Company Merger, Parent and its Subsidiaries will exceed their debts, (b) each of Parent and Acquisition Sub and, after the Company Merger, Parent and its Subsidiaries have not incurred debts beyond its ability to pay such debts as such debts mature and (c) each of Parent and Acquisition Sub and, after the Company Merger, Parent and its Subsidiaries has sufficient capital and liquidity with which to conduct its business. For purposes of this Section 4.25, "debt" means any liability on a claim, and "claim" means any (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, and (ii) any right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

        Section 4.26    Share Ownership.    None of Parent, Acquisition Sub or any of their Affiliates has been, at any time during the three (3) years preceding the date hereof, an "interested stockholder" of the Company, as defined in Section 203 of the DGCL. As of the date of this Agreement, none of Parent, Acquisition Sub or their respective Affiliates owns (directly or indirectly, beneficially or of record) any Company Common Stock and none of Parent, Acquisition Sub or their respective Affiliates holds any rights to acquire any Company Common Stock except pursuant to this Agreement.

        Section 4.27    Management Agreements.    Other than this Agreement, as of the date hereof, there are no Contracts, undertakings, commitments, agreements or obligations or understandings between Parent or Acquisition Sub or any of their Affiliates, on the one hand, and any member of the Company's management or the Company Board, on the other hand, relating in any way to the transactions contemplated by this Agreement or the operations of the Company after the Company Merger Effective Time.

        Section 4.28    Investment Assets.    Each of Parent and its Subsidiaries has good title to all securities, Indebtedness and other financial instruments held by it, free and clear of any material Liens, except for Permitted Liens to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged in the ordinary course of business consistent with past practice to secure obligations of Parent and any of its Subsidiaries and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business.

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        Section 4.29    Parent External Adviser.    Parent External Adviser hereby represents and warrants to the Company as follows:

        (a)    Organization; Qualification.    Parent External Adviser is a limited liability company, duly formed, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its formation and has the requisite limited liability company power and authority to conduct its business as it is now being conducted, except where the failure to be in good standing or to have such power and authority would not, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole. Parent External Adviser is duly qualified or licensed to do business and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a Parent Material Adverse Effect. Parent has made available to the Company a copy of the Parent External Adviser Organizational Documents, as currently in effect, and Parent External Adviser is not in violation of any provision of such documents. Parent External Adviser does not have any Subsidiaries.

        (b)    Authority Relative to Agreement.

            (i)  Parent External Adviser has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Parent External Adviser, and the consummation by Parent External Adviser of the transactions contemplated by this Agreement, have been duly and validly authorized by all necessary corporate or similar action by Parent External Adviser and no other Proceeding on the part of Parent External Adviser is necessary to authorize the execution, delivery and performance of this Agreement by Parent External Adviser and the consummation by Parent External Adviser of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent External Adviser and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes a legal, valid and binding obligation of Parent External Adviser, enforceable against it in accordance with its terms, except that (A) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors' rights and remedies generally and (B) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought.

           (ii)  Neither the execution and delivery of this Agreement by Parent External Adviser nor the consummation by Parent External Adviser of the transactions contemplated hereby, nor compliance by Parent External Adviser with any of the terms or provisions of this Agreement with respect to which it is a party, will (A) violate any provision of the certificate of incorporation or bylaws (or equivalent organizational documents) of Parent External Adviser, (B) assuming that the Consents, registrations, declarations, filings and notices referred to in Section 4.29(c) have been obtained or made, conflict with or violate any Law applicable to Parent External Adviser or by which any property or asset of Parent External Adviser is bound or affected or (C) violate, conflict with or result in any breach of any provision of, or loss of any benefit, or constitute a default (with or without notice or lapse of time, or both) under, give rise to any right of termination, acceleration or cancellation of, require the Consent of, or notice to, any Third Party pursuant to, any of the terms or provisions of any Contract material to Parent External Adviser, or result in the creation of a Lien, other than any Permitted Lien, upon any of the property or assets of Parent External Adviser, other than, in the case of clauses (B) and (C), any such conflict, violation, breach, default, termination, acceleration, cancellation or Lien that would not have a Parent Material Adverse Effect.

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        (c)    No Consents; Required Filings and Consents.    No Consent of, or registration, declaration or filing with, or notice to, any Governmental Authority is required to be obtained or made by or with respect to Parent External Adviser in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) applicable requirements of and filings with the SEC under the Exchange Act, the Investment Company Act and the Investment Advisers Act, (ii) applicable requirements under corporation or Blue Sky Laws of various states, (iii) such filings as may be required in connection with the Taxes described in Section 7.6, (iv) compliance with applicable rules and regulations of The New York Stock Exchange, (v) such other items required solely by reason of the participation of the Company in the transactions contemplated hereby, (vi) compliance with and filings or notifications under Antitrust Laws, (vii) the Nevada Gaming Commission Approval and (viii) such other Consents, registrations, declarations, filings or notices the failure of which to be obtained or made would not, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole.

        (d)    Permits; Compliance with Laws; Regulatory Registrations.

            (i)  Parent External Adviser is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders necessary for Parent External Adviser to carry on its business as it is now being conducted under and pursuant to all Applicable Laws (the "Parent External Adviser Permits"), and no suspension or cancellation of any of the Parent External Adviser Permits is pending or, to the Knowledge of Parent External Adviser, threatened, except where the failure to be in possession of, or the suspension or cancellation of, any of the Parent External Adviser Permits would not have a Parent Material Adverse Effect.

           (ii)  Parent External Adviser is not, and during the one-year period prior to the date of this Agreement has not been, in default or violation of any (A) Law applicable to Parent External Adviser or (B) Parent External Adviser Permits, except for any such defaults or violations that would not, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole.

          (iii)  During the two-year period prior to the date of this Agreement, Parent External Adviser has filed (after giving effect to any extensions) all Regulatory Documents that were required to be filed with any Governmental Authority, other than such failures to file that would not, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole.

          (iv)  Parent External Adviser is, and at all times required by the Investment Advisers Act during the two-year period prior to the date of this Agreement has been, duly registered as an investment adviser under the Investment Advisers Act. Parent External Adviser is, and at all times required by Applicable Law (other than the Investment Advisers Act) during the two-year period prior to the date of this Agreement has been, duly registered, licensed or qualified as an investment adviser in each state or any other jurisdiction where the conduct of its business required such registration, licensing or qualification, except where the failure to be so registered, licensed or qualified would not have a Parent Material Adverse Effect. Parent has made available to the Company a complete and correct copy of the Form ADV of Parent External Adviser as in effect on the date of this Agreement.

           (v)  The Parent External Advisory Agreement has been duly approved, continued and at all times has been in compliance in all material respects with Section 15 of the Investment Company Act (to the extent applicable). Neither Parent nor Parent External Adviser is in default under the Parent External Advisory Agreement, except where such default would not, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole. The Parent External Advisory Agreement is a valid and binding obligation of Parent and Parent External Adviser, except as would not, individually or in the aggregate, be material to Parent and its Subsidiaries,

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  taken as a whole; provided, that (A) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors' rights and remedies generally and (B) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought. There is no Proceeding pending or, to the Knowledge of Parent External Adviser, threatened, and, to the Knowledge of Parent External Adviser, there do not exist any facts or circumstances which would reasonably be expected to adversely affect the registration of Parent External Adviser as an investment adviser under the Investment Advisers Act or the ability of an investment adviser to perform its obligations under the Parent External Advisory Agreement.

          (vi)  Neither Parent External Adviser nor any "affiliated person" (as defined in the Investment Company Act) of Parent External Adviser is ineligible pursuant to Sections 9(a) or 9(b) of the Investment Company Act to serve as an investment adviser to a registered investment company (or BDC), nor is there any Proceeding pending or, to the Knowledge of Parent External Adviser, threatened by any Governmental Authority that would result in the ineligibility of Parent External Adviser or any such "affiliated person" to serve as an investment adviser to a registered investment company (or BDC) pursuant to Sections 9(a) or 9(b) of the Investment Company Act. Neither Parent External Adviser nor any "person associated with" (as defined in the Investment Advisers Act) Parent External Adviser is ineligible pursuant to Sections 203(e) or 203(f) of the Investment Advisers Act to serve as an investment adviser or as a "person associated with" an investment adviser, nor is there any Proceeding pending or, to the Knowledge of Parent External Adviser, threatened by any Governmental Authority that would result in the ineligibility of Parent External Adviser or any such "person associated with" Parent External Adviser to serve in any such capacities pursuant to Sections 203(e) or 203(f) of the Investment Advisers Act.

        (e)    Regulatory Documents.    Parent External Adviser has made available to the Company a complete and correct copy of each material no-action letter and exemptive order issued by the SEC to Parent External Adviser on which it relies in providing investment advisory services to Parent. Parent External Adviser is in compliance in all material respects with any such material no-action letters and exemptive orders.

        (f)    Information Supplied.    None of the information supplied in writing by Parent External Adviser with respect to itself for inclusion or incorporation by reference in the Form N-14 will, at the time the Form N-14 is filed with the SEC, and at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein, in light of the circumstances under which they are made, not misleading.

        (g)    Controls and Procedures.    Parent External Adviser has implemented written policies and procedures as required by Rule 206(4)-7 under the Investment Advisers Act (complete and correct copies of which have been made available to the Company) and, during the two-year period prior to the date of this Agreement, Parent External Adviser has been in compliance with such policies and procedures, except where the failures to adopt such policies and procedures or to be in compliance would not, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole.

        (h)    Absence of Certain Changes.    During the two-year period prior to the date of this Agreement, there has been no material adverse change in the operations, affairs or regulatory status of Parent External Adviser.

        (i)    Litigation.    As of the date of this Agreement, there is no Proceeding pending or, to the Knowledge of Parent External Adviser, threatened against Parent External Adviser that would, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole, nor is there any judgment or order of any Governmental Authority outstanding against, or, to the Knowledge

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of Parent External Adviser, investigation by any Governmental Authority involving, Parent External Adviser that would, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole.

        Section 4.30    No Other Representations or Warranties(a)    . Except for the representations and warranties contained in this Article IV, neither Parent, Acquisition Sub, Parent External Adviser, IHAM nor any other Person on behalf of Parent, Acquisition Sub, IHAM or Parent External Adviser makes any express or implied representation or warranty with respect to Parent, Parent External Adviser, IHAM, any of their respective Subsidiaries, any Portfolio Company, any fund managed by them or any other information provided to the Company in connection with the transactions contemplated hereby, including the accuracy, completeness or timeliness thereof. Other than in the case of intentional fraud, neither Parent, Acquisition Sub, IHAM, Parent External Adviser nor any other Person will have or be subject to any claim, liability or indemnification obligation to the Company or any other Person resulting from the distribution or failure to distribute to the Company, or the Company's use of, any such information, including any information, documents, projections, estimates, Parent Forecasts or other material made available to the Company or management presentations in expectation of the transactions contemplated by this Agreement, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article IV.

        Section 4.31    Acknowledgment of Disclaimer of Other Representations and Warranties.    Each of Parent and Acquisition Sub acknowledges that, as of the date hereof, they and their Representatives (a) have received full access to (i) such books and records, facilities, properties, premises, equipment, contracts and other assets of the Company, its Subsidiaries (including the Subsidiary Adviser Group), the Portfolio Companies and the Funds which they and their Representatives, as of the date hereof, have requested to review and (ii) the electronic data room in connection with the transactions contemplated hereby; (b) have received and may continue to receive from the Company and its Subsidiaries (including the Subsidiary Adviser Group) and their respective Representatives certain estimates, forecasts, projections and other forward-looking information, as well as certain business plan information, regarding the Company, its Subsidiaries (including the Subsidiary Adviser Group), the Portfolio Companies and the Funds and their respective businesses and operations (collectively, "Forecasts"); and (c) have had full opportunity to meet with the management of the Company and its Subsidiaries (including the Subsidiary Adviser Group) and to discuss the business and assets of the Company, its Subsidiaries (including the Subsidiary Adviser Group), the Portfolio Companies and the Funds. Parent and Acquisition Sub acknowledge and agree that (1) there are uncertainties inherent in attempting to make Forecasts, with which Parent and Acquisition Sub are familiar, and Parent and Acquisition Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all Forecasts (including the reasonableness of the assumptions underlying such Forecasts), and Parent and Acquisition Sub shall have no claim against the Company, its Subsidiaries (including the Subsidiary Adviser Group), the Portfolio Companies, the Funds or any of their respective Representatives with respect to any such Forecasts, other than with respect to intentional fraud, and (2) each of Parent and Acquisition Sub has conducted, to its satisfaction, its own independent review and analysis of the businesses, assets, condition, operations and prospects of the Company, its Subsidiaries (including the Subsidiary Adviser Group), the Portfolio Companies and the Funds and, in making its determination to proceed with the transactions contemplated by this Agreement, including the Company Merger, each of Parent and Acquisition Sub has relied on the results of its own independent review and analysis. Parent and Acquisition Sub each further acknowledges and agrees that (I) any Forecast, data, financial information, memorandum, presentation or any other materials or information provided or addressed to Parent, Acquisition Sub or any of their Representatives, including any materials or information made available in the electronic data room in connection with the transactions contemplated hereby, via confidential information packet, in connection with presentations by the Company's management or otherwise, are not and shall not be deemed to constitute or be the subject of any representation or warranty unless and only to the extent any such material or

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information is the subject of an express representation or warranty set forth in Article III and (II) except for the representations and warranties expressly set forth in Article III, (a) neither the Company nor any of its Subsidiaries (including the Subsidiary Adviser Group) makes, or has made, any representation or warranty relating to itself or its business or otherwise in connection with the Company Merger and Parent and Acquisition Sub are not relying on (and Parent and Acquisition Sub shall have no claim against the Company, any of its Subsidiaries (including the Subsidiary Adviser Group), the Portfolio Companies, the Funds or their respective Representatives in respect of, other than in the case of intentional fraud) any such representation or warranty and (b) no Person has been authorized by the Company or any of its Subsidiaries (including the Subsidiary Adviser Group) to make any representation or warranty relating to itself or its business or otherwise in connection with the Mergers.

ARTICLE V

COVENANTS AND AGREEMENTS

        Section 5.1    Conduct of Business by the Company Pending the Mergers.    The Company covenants and agrees that, between the date of this Agreement and the earlier of the Company Merger Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 7.1, except (a) as may be required by Law, (b) as may be agreed in writing by Parent (which consent shall not be unreasonably withheld, delayed or conditioned), (c) as may be expressly contemplated or permitted pursuant to this Agreement or (d) as set forth on Section 5.1 of the Company Disclosure Letter, (x) the Company shall, and shall cause Subsidiary Adviser and its Consolidated Subsidiaries to, conduct the business of the Company and its Consolidated Subsidiaries (other than Mortgage Manager and its Subsidiaries) or Subsidiary Adviser and its Consolidated Subsidiaries, as applicable, in the ordinary course of business and in a manner consistent with past practice and use reasonable best efforts to maintain generally its advantageous business relationships (provided, that the failure by the Company or any of its Consolidated Subsidiaries or Subsidiary Adviser or its Consolidated Subsidiaries to take actions expressly prohibited by subsections 5.1(a) through 5.1(t) below will not be deemed a breach of this clause (x)); and (y) the Company shall not, and shall not permit any of its Consolidated Subsidiaries or Subsidiary Adviser or its Consolidated Subsidiaries to (provided, that notwithstanding anything in this Agreement to the contrary, (A) none of the Company and its Affiliates shall be restricted from taking any action contemplated by the Mortgage Manager Purchase Agreement and the transactions expressly contemplated thereby (so long as the consummation of such transactions does not result in any material liability for Taxes (other than any liability for alternative minimum taxes) being imposed on the Company or its Consolidated Subsidiaries) and (B) with respect to clauses (f), (i), (j) and (k) below, none of the Company or Subsidiary Adviser, or their respective Consolidated Subsidiaries, and no member of the Subsidiary Adviser Group shall be restricted or encumbered from taking any action, or be required or permitted to take any action, if such restriction, encumbrance, requirement or permission would contravene any provision of the Existing Credit Facilities identified in clauses (a) and (b) of the definition thereof or any related loan documents):

        (a)   amend or otherwise change the Third Amended and Restated Certificate of Incorporation (as amended) or the Second Amended and Restated Bylaws (as amended) of the Company (or such equivalent organizational or governing documents of any of its Consolidated Subsidiaries or Subsidiary Adviser or its Consolidated Subsidiaries);

        (b)   except for (i) transactions solely among the Company and its wholly owned Consolidated Subsidiaries, Subsidiary Adviser and its wholly owned Consolidated Subsidiaries or (ii) transactions solely among the Company's wholly owned Consolidated Subsidiaries, Subsidiary Adviser and its wholly owned Consolidated Subsidiaries, or any of them, split, combine, reclassify, redeem, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests or rights;

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        (c)   except for transactions among the Company and its wholly owned Consolidated Subsidiaries, Subsidiary Adviser and its wholly owned Consolidated Subsidiaries or among the Company's wholly owned Consolidated Subsidiaries, Subsidiary Adviser and its wholly owned Consolidated Subsidiaries, or any of them (provided, that for purposes of determining whether such Consolidated Subsidiary is "wholly owned" for purposes of this this Section 5.1(c), any equity securities thereof owned by any employee of such Consolidated Subsidiary shall be disregarded), or as otherwise contemplated by Section 5.1(f), issue, sell, pledge, dispose, encumber or grant, or authorize the same with respect to, any shares of its or the Company's or its Consolidated Subsidiaries' or Subsidiary Adviser's or its Consolidated Subsidiaries' capital stock, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of the Company's or its Consolidated Subsidiaries' or Subsidiary Adviser's or its Consolidated Subsidiaries' capital stock; provided, however, that (i) the Company may issue shares upon the exercise of any Company Option or payment of any Company Incentive Award outstanding as of the date hereof or as may be granted after the date hereof in accordance with clause (ii) of this proviso; (ii) the Company may issue shares and grant stock options pursuant to the terms of offer letters or employment agreements existing as of the date hereof and as required under Company Benefit Plans existing as of the date hereof, in each case pursuant to Contracts or Company Benefit Plans, as applicable, that have been made available to Parent prior to the date hereof; and (iii) this Section 5.1(c) shall not restrict, in any manner, the granting of "Liens" (as defined in the Existing Credit Facilities identified in clauses (a) and (b) of the definition thereof) created pursuant to the Existing Credit Facilities referenced in clauses (a) and (b) of the definition of "Existing Credit Facilities" set forth in this Agreement;

        (d)   declare, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to the Company's or any of its Consolidated Subsidiaries' or Subsidiary Adviser's or any of its Consolidated Subsidiaries' capital stock or other equity interests, other than dividends and distributions paid by any Consolidated Subsidiary of the Company or Subsidiary Adviser to the Company or any wholly owned Consolidated Subsidiary of the Company or by any Consolidated Subsidiary of Subsidiary Adviser to Subsidiary Adviser or any wholly owned Consolidated Subsidiary of Subsidiary Adviser; provided, that (i) for purposes of determining whether such Consolidated Subsidiary is "wholly owned" for purposes of this Section 5.1(d), any equity securities thereof owned by any employee of such Consolidated Subsidiary shall be disregarded; and (ii) this Section 5.1(d) shall not apply to Subsidiary Adviser or its Subsidiaries to the extent it would create or cause to exist any restriction or encumbrance on the ability of Subsidiary Adviser or its Subsidiaries to make any dividend payments or other distributions in respect of its capital stock;

        (e)   except (i) as required pursuant to any Contracts or Company Benefit Plans as in effect as of the date hereof, (ii) in connection with the promotion of Company employees below the level of senior vice president for the period commencing on January 1, 2017 in the ordinary course of business consistent with past practice or (iii) as otherwise required by Law: (A) increase the compensation or benefits payable or to become payable to any current or former employee or director of, or service provider to, the Company, any Consolidated Subsidiary or any member of the Subsidiary Adviser Group (except for increases in base salary for any period commencing on or after January 1, 2017 for employees earning less than $200,000 in annual base salary in an amount not to exceed 20% of such employee's base salary as of the date hereof and not to represent an increase in aggregate base salary payable of more than $1,000,000 on an annualized basis for all employees of the Company, its Consolidated Subsidiaries and members of the Subsidiary Adviser Group above the aggregate base salary on an annualized basis payable by the Company, its Consolidated Subsidiaries and members of the Subsidiary Adviser Group on the date hereof); (B) grant any severance, termination, retention or change in control pay to, or enter into any severance, termination, retention or change in control agreement with, any current or former employee or director of, or service provider to, the Company, any Consolidated Subsidiary of the Company or any member of the Subsidiary Adviser Group for an amount greater than $100,000 individually so long as all such amounts do not result in an increase of

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the aggregate amounts that would be paid or payable pursuant to the Contracts and Company Benefit Plans, taken as a whole, in effect as of the date of this Agreement (provided, that nothing in this Section 5.1(e) shall prohibit the Company from extending the term or period of applicability of any existing severance, termination, retention or change in control agreement with any current or former employee or director of, or service provider to, the Company, any Consolidated Subsidiary of the Company or any member of the Subsidiary Adviser Group that is set forth on Section 5.1(e) of the Company Disclosure Letter if by its terms such agreement will terminate or not be applicable prior to the Closing Date); (C) except as otherwise provided in this Section 5.1(e), adopt, enter into or become bound by any new Company Benefit Plan or materially amend, modify or terminate any Company Benefit Plan (provided, that nothing in this Section 5.1(e) shall prohibit the Company from extending the term or period of applicability of any Company Benefit Plan that is set forth on Section 5.1(e) of the Company Disclosure Letter if by its terms such Company Benefit Plan will terminate or no longer be applicable prior to the Closing Date); (D) accelerate the time of payment or vesting of any compensation or benefits for any current or former employee or director of, or other service provider to, the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group (provided, that (1) the Company shall be permitted to accelerate the vesting or payment of all or any portion of the Company Options, Company Incentive Awards, any other severance payments or benefits or other payments or benefits under any Company Benefit Plan or Contract prior to the Closing (but not earlier than immediately prior to the Closing except (a) with respect to any person who has not been identified to be receiving an offer from Parent External Adviser or its Affiliates in accordance with and within the timeframe set forth in Section 5.10(a)(ii) or who does not accept such an offer from Parent External Adviser or its Affiliates or (b) as otherwise consented to in writing by Parent) if such amounts would be expected to become payable or vested upon termination of employment or the Company Merger Effective Time, and to terminate Company Benefit Plans to give effect to the foregoing; (2) such acceleration would not result in tax or penalties becoming due under Section 409A of the Code; and (3) to the extent any payment or benefit would be required to be delayed in order to comply with Section 409A of the Code, the Company shall be permitted to fund any such benefit or payment through the creation of a rabbi trust); or (E) except as otherwise expressly provided in this Agreement, pay or provide any material compensation or benefit not required by the terms of any Company Benefit Plan as in effect on the date of, or as may be extended or renewed pursuant to, this Agreement (other than the payment of cash compensation in the ordinary course of business consistent with past practice) to any current or former employee or director of, or service provider to, the Company, any Consolidated Subsidiary or any member of the Subsidiary Adviser Group;

        (f)    grant, confer or award options, convertible securities, restricted stock, restricted stock units or other rights to acquire any of the Company's or its Consolidated Subsidiaries' or Subsidiary Adviser's or its Consolidated Subsidiaries' capital stock or other equity interests;

        (g)   acquire or dispose (including by merger, consolidation or acquisition of stock or assets) or lease or license, or otherwise sell, transfer or encumber (except in respect of any merger, consolidation or business combination among, or any sale, assignment, transfer or other disposition of assets to, the Company and its wholly owned Consolidated Subsidiaries, Subsidiary Adviser and its wholly owned Consolidated Subsidiaries, or among the Company's wholly owned Consolidated Subsidiaries, Subsidiary Adviser and its wholly owned Consolidated Subsidiaries, or any of them) any (i) Portfolio Company investment or (ii) corporation, partnership, limited liability company, other business organization or any division or all or any material portion of the assets, business or properties of any other Person, or material amount of assets thereof, or agree to do any of the foregoing, except, in each case in clauses (i) and (ii), with respect to: (A) dispositions with collective sales prices, as applicable, not exceeding $25,000,000 individually or $100,000,000 in the aggregate (provided, that any such disposition is not (1) with respect to any asset set forth on Section 5.1(g)(A) of the Company Disclosure Letter, except pursuant to clause (F) of this Section 5.1(g), and (2) being made in exchange for consideration

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less than the fair market value (as set forth in the Company's statement of investments included in its most recent quarterly or annual reports filed with the SEC) of the asset being disposed); (B) a Pending Sale Agreement on the terms set forth therein; (C) the sale of a Portfolio Company investment set forth on Section 5.1(g) of the Company Disclosure Letter, solely if such sale is on terms and conditions materially consistent in all respects with the terms and conditions set forth with respect to such Portfolio Company investment on Section 5.1(g) of the Company Disclosure Letter; (D) compliance with unfunded commitment obligations existing as of the date hereof with respect to any Portfolio Company investments; (E) acquisitions in the form of follow-on investments in Portfolio Company investments existing as of the date hereof and not exceeding $25,000,000 individually or $100,000,000 in the aggregate (measured in each case as a net increase in outstanding commitments to such Portfolio Companies) (provided, that the applicable Portfolio Company investment in which such follow-on investment is being made had a fair value as of March 31, 2016 as reported by the Company in its statement of investments for such date equal to at least ninety-five percent (95%) of its cost); or (F) in any case where the Company or the Portfolio Company investment is subject to a compulsory drag-along, call option, prepayment option or redemption, or similar compulsory contractual obligation, to sell, have redeemed or paid off, or otherwise dispose of, any Portfolio Company investment pursuant to the contractual terms pertaining to such Portfolio Company investment; provided, that: (1) in each case in clauses (A) through (E), only if the transactions described in clauses (A) through (E) individually or collectively do not result in any material Tax liability (other than any liability for alternative minimum taxes) being imposed on the Company or its Consolidated Subsidiaries; (2) the Company shall provide Parent notification of any disposition made pursuant to clauses (A) through (C) and (F) promptly following the consummation thereof; and (3) the Company shall provide Parent notification of any acquisition made pursuant to clause (E) promptly following the consummation thereof;

        (h)   amend, terminate, modify or waive any provision of any Pending Sale Agreement or the Mortgage Manager Purchase Agreement to the extent that any such amendment, termination, modification or waiver would be materially adverse to the Company, any of its Consolidated Subsidiaries or Subsidiary Adviser or its Consolidated Subsidiaries; provided that any amendment, termination, modification or waiver that decreases (or would reasonably be expected to decrease) the amount of, or changes the form of, any consideration to be received by the Company, its Consolidated Subsidiaries or a member of the Subsidiary Adviser Group, as applicable, in respect of such Pending Sale Agreement or the Mortgage Manager Purchase Agreement, or that increases (or would reasonably be expected to increase) the liability (contingently or otherwise) to be borne by the Company, any of its Consolidated Subsidiaries or a member of the Subsidiary Adviser Group, as applicable, pursuant to such Pending Sale Agreement or the Mortgage Manager Purchase Agreement, shall in each case be deemed to be materially adverse for purposes of this Section 5.1(h);

        (i)    (i) pay, discharge or satisfy any Indebtedness that has a prepayment cost, "make whole" amount, prepayment penalty or similar obligation (other than (A) the payment, discharge or satisfaction, required pursuant to the terms of Existing Credit Facilities or the 2013 Indenture as in effect as of the date of this Agreement and (B) Indebtedness incurred by the Company or its wholly owned Consolidated Subsidiaries and owed to the Company or its wholly owned Consolidated Subsidiaries), (ii) cancel any material Indebtedness (individually or in the aggregate) or waive or amend any claims or rights of substantial value (other than (A) in connection with ordinary course restructurings of investments in Portfolio Companies in an aggregate amount not to exceed $5,000,000 in present fair market value and (B) Indebtedness incurred by the Company or its wholly owned Consolidated Subsidiaries and owed to the Company or its wholly owned Consolidated Subsidiaries) or (iii) waive material benefits of, or agree to modify in any material manner, any confidentiality, standstill or similar agreement to which it or any of its Consolidated Subsidiaries or Subsidiary Adviser is a party (other than (A) with respect to Portfolio Company investments and (B) in the ordinary course of business consistent with past practice);

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        (j)    (i) incur any Indebtedness or guarantee any such Indebtedness of any Person (except for (A) Indebtedness or guarantees for drawdowns with respect to Existing Credit Facilities in the ordinary course of business consistent with past practice, (B) Indebtedness owed to the Company or its wholly owned Consolidated Subsidiaries, (C) Indebtedness in the form of letters of credit not to exceed $5,000,000 individually or $10,000,000 in the aggregate or (D) as otherwise set forth on Section 5.1(j)(i)(D) of the Company Disclosure Letter) so long as such Indebtedness does not provide for any penalty upon prepayment or (ii) except as permitted by Section 5.1(g), make any loans, advances or capital contributions to, or investments in, any other Person (other than (A) to or in the Company, the Subsidiary Adviser Group or any direct or indirect wholly owned Consolidated Subsidiary of the Company or the Subsidiary Adviser Group (provided, that for purposes of determining whether such Consolidated Subsidiary is "wholly owned" for purposes of this clause (A), any equity securities thereof owned by any employee of such Consolidated Subsidiary shall be disregarded), (B) pursuant to previously disclosed commitments existing as of the date of this Agreement that are identified on Section 5.1(j)(ii)(B) of the Company Disclosure Letter or are otherwise set forth on Section 5.1(j)(ii)(B) of the Company Disclosure Letter and (C) with respect to Indebtedness incurred by the Company or its wholly owned Consolidated Subsidiaries);

        (k)   make any pledge of any of its material assets or permit any of its material assets to become subject to any Liens except Permitted Liens;

        (l)    terminate, enter into, agree to any material amendment or modification of, renew or waive any material rights under any Company Material Contract or any Contract for Company Leased Real Property in Bethesda, Maryland or New York, New York, in each case in any manner materially adverse to the Company, its Consolidated Subsidiaries or the Subsidiary Adviser Group, as applicable;

        (m)  make any material change to its methods of accounting, except (i) as required by GAAP (or any interpretation thereof), Regulation S-X of the Exchange Act or a Governmental Authority or quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organization), (ii) to permit the audit of the Company's financial statements in compliance with GAAP or (iii) as required by a change in Applicable Law;

        (n)   make or agree to make any capital expenditure exceeding $1,500,000 in the aggregate;

        (o)   commence any material Proceedings except with respect to routine matters in the ordinary course of business and consistent with past practice, or settle any Proceedings other than settlements that result solely in monetary obligations involving payment by the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group of (i) the amounts specifically reserved in accordance with GAAP with respect to such Proceeding or claim on the Company's consolidated financial statements for the year ending December 31, 2015, (ii) amounts to be paid from escrow accounts for purposes of working capital adjustments and indemnification matters related to former Portfolio Companies, in each case pursuant to Contracts that have been made available to Parent prior to the date hereof, (iii) amounts to be paid from insurance proceeds for the purpose of paying such settlements or (iv) an amount not greater than $1,000,000 in the aggregate;

        (p)   make or change any material Tax election, change any material method of Tax accounting, file any material amended Tax Return, settle or compromise any audit or Proceeding relating to a material amount of Taxes, agree to an extension or waiver of the statute of limitations with respect to a material amount of Taxes, enter into any "closing agreement" within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law) with respect to any material Tax or surrender any right to claim a material Tax refund;

        (q)   enter into a new line of business outside of the Company's investment objective as described in the Company SEC Documents (provided, that this prohibition does not apply in any way to any Portfolio Company);

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        (r)   adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company, any of its Consolidated Subsidiaries or any member of the Subsidiary Adviser Group; or

        (s)   enter into any agreement to do, or adopt any resolutions in support of, any of the foregoing.

        Section 5.2    Conduct of Business by Parent Pending the Mergers.    Parent covenants and agrees that, between the date of this Agreement and the earlier of the Company Merger Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 7.1, except (a) as may be required by Law, (b) as may be agreed in writing by the Company (which consent shall not be unreasonably withheld, delayed or conditioned), (c) as may be expressly contemplated or permitted pursuant to this Agreement, (d) as is required (as reasonably determined by the Parent Board and taking into account the provisions of Section 852(b)(7) of the Code) to (i) preserve the status of Parent as a regulated investment company as defined in Section 851 of the Code for U.S. federal income Tax purposes or (ii) avoid the payment of income or excise Tax or interest under Sections 851, 852 and 4982 of the Code, or (e) as set forth in Section 5.2 of the Parent Disclosure Letter, (x) Parent shall, and shall cause its Subsidiaries to, conduct the business of Parent and its Subsidiaries in the ordinary course of business and in a manner consistent with past practice and use reasonable best efforts to maintain generally its advantageous business relationships (provided, that the failure by Parent or any of its Subsidiaries to take actions expressly prohibited by subsections 5.2(a) through 5.2(o) below will not be deemed a breach of this clause (x)); and (y) Parent shall not, and shall not permit any of its Subsidiaries to (provided, that notwithstanding anything in this Agreement to the contrary, none of Parent, its Subsidiaries or IHAM shall be restricted or encumbered from taking any action, or be required or permitted to take any action, if such restriction, encumbrance, requirement or permission would contravene any provision of Parent's, its Subsidiaries' or IHAM's existing credit facilities or any related loan documents):

        (a)   amend or otherwise change the organizational documents of Parent (or such equivalent organizational or governing documents of any of its Subsidiaries);

        (b)   except for (i) transactions solely among Parent and its wholly owned Subsidiaries, (ii) transactions solely among Parent's wholly owned Subsidiaries or (iii) transactions under Parent's existing stock repurchase plan, split, combine, reclassify, redeem, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests or rights;

        (c)   except for (i) transactions among Parent and its wholly owned Subsidiaries or among Parent's wholly owned Subsidiaries or (ii) in an aggregate amount of shares of Parent Common Stock not to exceed $450,000,000, issue, sell, pledge, dispose, encumber or grant, or authorize the same with respect to, any shares of its or its Subsidiaries' capital stock;

        (d)   except with respect to (i) quarterly dividends by Parent equal to the greater of (A) the amount equal to the net operating income earned during the applicable quarter and (B) an amount consistent with its prior quarter dividend level, or (ii) distributions by Parent that are required (as reasonably determined by the Parent Board and taking into account the provisions of Section 852(b)(7) of the Code) (A) for Parent to maintain its status as a regulated investment company as defined in Section 851 of the Code for U.S. federal income Tax purposes or (B) to avoid the payment of income or excise Tax or interest under Sections 851, 852 and 4982 of the Code, declare, authorize, make or pay any dividend or other distribution in excess of $0.38 per share of Parent Common Stock, payable in cash, stock, property or otherwise, with respect to Parent's or any of its Subsidiaries' capital stock or other equity interests, other than dividends paid by any Subsidiary of Parent to Parent or any Subsidiary of Parent;

        (e)   (i) dispose (including by merger, consolidation or acquisition of stock or assets) or lease or license, or otherwise sell, transfer, encumber or discontinue IHAM or (ii) if any disposal, sale, transfer

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or encumbrance would reasonably be expected to cause the Parent Exemptive Order to be rescinded or amended or otherwise affected, dispose (including by merger, consolidation or acquisition of stock or assets) or lease or license, or otherwise sell, transfer, encumber or discontinue any division or all or any portion of the assets, business or properties of IHAM, or agree to do any of the foregoing;

        (f)    enter into a new line of business outside of Parent's investment objective as described in the Parent SEC Documents (provided, that this prohibition does not apply in any way to any Portfolio Company);

        (g)   make any material change to its methods of accounting, except (i) as required by GAAP (or any interpretation thereof), Regulation S-X of the Exchange Act or a Governmental Authority or quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organization), (ii) to permit the audit of Parent's financial statements in compliance with GAAP or (iii) as required by a change in Applicable Law;

        (h)   make or agree to make any capital expenditure exceeding $5,000,000 in the aggregate;

        (i)    make or change any material Tax election other than in the ordinary course of business (it being understood and agreed, for the avoidance of doubt, that nothing in this Agreement shall preclude Parent from designating dividends paid by it as "capital gain dividends" within the meaning of Section 852 of the Code) or change any material method of Tax accounting other than in the ordinary course of business;

        (j)    adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of Parent or any of its Subsidiaries;

        (k)   amend, terminate, modify or waive any material rights under the Parent External Advisory Agreement or the Parent Administration Agreement; or

        (l)    enter into any agreement to do, or adopt any resolutions in support of, any of the foregoing.

        Section 5.3    Preparation of the Form N-14 and the Joint Proxy Statement; Stockholder Meetings.

        (a)   Parent and the Company shall jointly prepare, and Parent and the Company, as applicable, shall use their reasonable best efforts to cause to be filed with the SEC within forty-five (45) days after the execution of this Agreement, the Joint Proxy Statement in preliminary form. Parent shall prepare (with the Company's reasonable cooperation), and Parent shall use its reasonable best efforts to cause to be filed with the SEC within forty-five (45) days after the execution of this Agreement, the Form N-14, in which the Joint Proxy Statement will be included as a prospectus, in connection with the registration under the Securities Act of the Parent Common Stock to be issued in the Company Merger. Each of Parent and the Company shall use its reasonable best efforts to (i) cause the Form N-14 and the Joint Proxy Statement to comply with the applicable rules and regulations promulgated by the SEC, (ii) have the Form N-14 declared effective under the Securities Act as promptly as practicable after such filing (including by responding to comments from the SEC), and, prior to the effective date of the Form N-14, take all action reasonably required to be taken under any applicable state securities Laws in connection with the Parent Stock Issuance and (iii) keep the Form N-14 effective through the Closing Date in order to permit the consummation of the Mergers. Each of Parent and the Company shall furnish all information as may be reasonably requested by the other in connection with any such action and the preparation, filing and distribution of the Form N-14 and the Joint Proxy Statement. As promptly as practicable after the Form N-14 shall have become effective, each of Parent and the Company shall use its reasonable best efforts to cause the Joint Proxy Statement to be mailed to its respective stockholders. No filing of, or amendment or supplement to, the Form N-14 will be made by Parent, and no filing of, or amendment or supplement to, the Joint Proxy Statement will be made by Parent or the Company, in each case without providing the other party with a reasonable opportunity to review and comment thereon. If, at any time prior to the Company Merger

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Effective Time, any information relating to Parent of the Company or any of their respective Affiliates, directors or officers, should be discovered by Parent or the Company which should be set forth in an amendment or supplement to either the Form N-14 or the Joint Proxy Statement, so that either such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be prepared and, following a reasonable opportunity for the other party (and its counsel) to review and comment on such amendment or supplement, promptly filed with the SEC and, to the extent required by Applicable Law, disseminated to the stockholders of Parent and the Company. Subject to Applicable Law, each party shall notify the other promptly of the time when the Form N-14 has become effective, of the issuance of any stop order or suspension of the qualification of the Parent Common Stock issuable in connection with the Company Merger for offering or sale in any jurisdiction, or of the receipt of any comments from the SEC or the staff of the SEC and of any request by the SEC or the staff of the SEC for amendments or supplements to the Joint Proxy Statement or the Form N-14 or for additional information and shall supply each other with copies of all correspondence between either party or any of its Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Joint Proxy Statement, the Form N-14 or the Company Merger.

        (b)   Subject to the earlier termination of this Agreement in accordance with Article VII, the Company shall, as soon as practicable following the effectiveness of the Form N-14, duly call, give notice of, convene (on a date selected by the Company in consultation with Parent, which date is intended to be the date of the Parent Stockholders' Meeting) and hold a meeting of its stockholders (the "Company Stockholders' Meeting") for the purpose of seeking the Company Stockholder Approval, and shall submit such proposal to such holders at the Company Stockholders' Meeting and shall not submit any other proposal to such holders in connection with the Company Stockholders' Meeting without the prior written consent of Parent. The Company in consultation with Parent shall set a record date for Persons entitled to notice of, and to vote at, the Company Stockholders' Meeting and shall not change such record date without the prior written consent of Parent and shall not adjourn or otherwise postpone or delay such Company Stockholders' Meeting without the prior written consent of Parent. If the Company Board has not made a Company Adverse Recommendation Change, the Company shall, through the Company Board, make the Company Recommendation, and shall include such Company Recommendation in the Joint Proxy Statement, and use its reasonable best efforts to (x) solicit from its stockholders proxies in favor of the adoption of this Agreement and (y) take all other action necessary or advisable to secure the Company Stockholder Approval. Except as expressly permitted in Section 5.6(e), neither the Company Board nor any committee thereof shall (i) withhold, withdraw or modify or qualify, or propose publicly to withhold, withdraw or modify or qualify the Company Recommendation, (ii) fail to reaffirm the Company Recommendation or fail to publicly state that the Mergers and this Agreement are in the best interests of the Company's stockholders, within fifteen (15) Business Days after Parent requests in writing that such action be taken, (iii) fail to publicly announce, within fifteen (15) Business Days after a tender offer or exchange relating to the securities of the Company shall have been commenced, a statement disclosing that the Company Board recommends rejection of such tender offer or exchange offer, (iv) take or resolve to take any other action or make any other statement in connection with the Company Stockholders' Meeting inconsistent with the Company Recommendation or (v) approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, any Competing Proposal ((i) through (v) being referred to as a "Company Adverse Recommendation Change"). Notwithstanding any Company Adverse Recommendation Change, unless this Agreement is terminated in accordance with its terms, the obligations of the parties hereunder shall continue in full force and effect and such obligations shall not be affected by the commencement, public proposal, public

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disclosure or communication to the Company of any Competing Proposal (whether or not a Superior Proposal).

        (c)   Subject to the earlier termination of this Agreement in accordance with Article VII, Parent shall, as soon as practicable following the effectiveness of the Form N-14, duly call, give notice of, convene (on a date selected by Parent in consultation with the Company, which date is intended to be the date of the Company Stockholders' Meeting) and hold a meeting of its stockholders (the "Parent Stockholders' Meeting") for the purpose of seeking the Parent Stockholder Approval, and shall submit such proposal to such holders at the Parent Stockholders' Meeting and shall not submit any other proposal to such holders in connection with the Parent Stockholders' Meeting without the prior written consent of the Company. Parent in consultation with the Company shall set a record date for Persons entitled to notice of, and to vote at, the Parent Stockholders' Meeting and shall not change such record date without the prior written consent of the Company and shall not adjourn or otherwise postpone or delay such Parent Stockholders' Meeting without the prior written consent of the Company. If the Parent Board has not made a Parent Adverse Recommendation Change, Parent shall, through the Parent Board, make the Parent Recommendation, and shall include such Parent Recommendation in the Joint Proxy Statement, and use its reasonable best efforts to (x) solicit from its stockholders proxies in favor of the Parent Stock Issuance and (y) take all other action necessary or advisable to secure the Parent Stockholder Approval. Except as expressly permitted in Section 5.6(e), neither the Parent Board nor any committee thereof shall (i) withhold, withdraw or modify or qualify, or propose publicly to withhold, withdraw or modify or qualify the Parent Recommendation, (ii) fail to reaffirm the Parent Recommendation or fail to publicly state that the Mergers and this Agreement are in the best interest of Parent's stockholders, within fifteen (15) Business Days after the Company requests in writing that such action be taken, (iii) fail to publicly announce, within fifteen (15) Business Days after a tender offer or exchange relating to the securities of Parent shall have been commenced, a statement disclosing that the Parent Board recommends rejection of such tender offer or exchange offer, (iv) take or resolve to take any other action or make any other statement in connection with the Parent Stockholders' Meeting inconsistent with the Parent Recommendation or (v) approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, any Competing Proposal ((i) through (v) being referred to as a "Parent Adverse Recommendation Change"). Notwithstanding any Parent Adverse Recommendation Change, unless this Agreement is terminated in accordance with its terms, the obligations of the parties hereunder shall continue in full force and effect and such obligations shall not be affected by the commencement, public proposal, public disclosure or communication to Parent of any Competing Proposal (whether or not a Superior Proposal).

        (d)   The Company and Parent will use their respective reasonable best efforts to hold the Company Stockholders' Meeting and the Parent Stockholders' Meeting on the same date and as soon as practicable after the date of this Agreement.

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        Section 5.4    Appropriate Action; Consents; Filings.

        (a)   Subject to the terms and conditions of this Agreement (including the limitations set forth in Section 5.6), the parties hereto will use their respective reasonable best efforts to consummate and make effective the transactions contemplated hereby and to cause the conditions to the Mergers set forth in Article VI to be satisfied, including using reasonable best efforts to accomplish the following: (i) the obtaining of all necessary actions or non-actions, consents and approvals from Governmental Authorities or other Persons necessary in connection with the consummation of the transactions contemplated by this Agreement, including the Mergers, and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval from, or to avoid a Proceeding by, any Governmental Authority or other Persons necessary in connection with the consummation of the transactions contemplated by this Agreement, including the Mergers, (ii) the defending of any lawsuits or other legal Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including the Mergers, performed or consummated by such party in accordance with the terms of this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed and (iii) the execution and delivery of any additional instruments reasonably necessary to consummate the Mergers and any other transactions to be performed or consummated by such party in accordance with the terms of this Agreement and to carry out fully the purposes of this Agreement. Each of the parties hereto shall promptly (and in no event later than ten (10) Business Days following the date that this Agreement is executed) make and not withdraw (without the other's consent) its respective filings under the HSR Act, and thereafter make any other applications and filings as reasonably determined by the Company and Parent under other applicable Antitrust Laws with respect to the transactions contemplated hereby as promptly as practicable, but in no event later than as required by Law. Parent shall pay all filing fees and other charges for the filings required under any Antitrust Law by the Company and Parent.

        (b)   Parent and Acquisition Sub agree to take, and to cause their Affiliates to take, promptly any and all steps necessary to avoid or eliminate each and every impediment and obtain all Consents under any Antitrust Laws that may be required by any foreign or United States federal, state or local Governmental Authority, in each case with competent jurisdiction, so as to enable the parties to consummate the transactions contemplated by this Agreement as promptly as practicable, including committing to or effecting, by consent decree, hold separate orders, trust or otherwise, the sale or disposition of such assets or businesses as are required to be divested in order to avoid the entry of, or to effect the dissolution of or vacate or lift, any Order that would otherwise have the effect of preventing or materially delaying the consummation of the transactions contemplated by this Agreement; provided, however, that Parent and Acquisition Sub shall not be required to take any actions that would or would be reasonably expected to result in either a Parent Material Adverse Effect or Company Material Adverse Effect.

        (c)   In connection with and without limiting the efforts referenced in this Section 5.4, each of the parties hereto will furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with the preparation of any required governmental filings or submissions and will cooperate in responding to any investigation or other inquiry from a Governmental Authority or in connection with any Proceeding initiated by a private party, including immediately informing the other party of such inquiry, consulting in advance before making any presentations or submissions to a Governmental Authority, or in connection with any Proceeding initiated by a private party, to any other Person, and supplying each other with copies of all material correspondence, filings or communications between either party and any Governmental Authority, or in connection with any Proceeding initiated by a private party, between either party and any other Person with respect to this Agreement. In addition, each of the parties hereto will give reasonable notice to

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and consult with the other in advance of any meeting or conference with any Governmental Authority, or in connection with any Proceeding by a private party, with any other Person, and to the extent permitted by the Governmental Authority or other Person, give the other the opportunity to attend and participate in such meeting or conference.

        (d)    Regulated Fund.    The Company shall cause each member of the Subsidiary Adviser Group to use its commercially reasonable efforts to obtain, as promptly as practicable following the date of this Agreement, the approval of the Regulated Fund Board and the shareholders of the Regulated Fund, in accordance with the requirements of the Investment Company Act applicable thereto, of a new Advisory Agreement for the Regulated Fund with IHAM to be effective as of the Closing with such agreement containing terms, taken as a whole, that are substantially similar to the terms of the existing Advisory Agreement between the Regulated Fund and the applicable Adviser, with the exception of its effective and termination dates. Without limiting the foregoing, subject to the requirements of Applicable Law and the fiduciary duties of the Subsidiary Adviser Group and the Regulated Fund Board:

            (i)  The Company shall cause each member of the Subsidiary Adviser Group to use its commercially reasonable efforts, (A) to request, as promptly as practical following the date of this Agreement, the Regulated Fund Board to approve (and to recommend that the shareholders of the Regulated Fund approve) a new Advisory Agreement as described in the first sentence of this subsection (d); (B) to request, as promptly as practical following receipt of the approval and recommendation described in clause (A) above, the Regulated Fund Board to call a meeting of the shareholders of the Regulated Fund to be held as promptly as reasonably practical for the purpose of voting upon a proposal to approve (in the requisite manner) such new Advisory Agreement; (C) to prepare and to file (or to cause to be prepared and filed) with the SEC and all other applicable Governmental Authorities, as promptly as practical following receipt of the approval and recommendation described in clause (A) above, all proxy solicitation materials required to be distributed to the shareholders of the Regulated Fund with respect to the actions recommended for shareholder approval by the Regulated Fund Board and to mail (or to cause to be mailed) such proxy solicitation materials as promptly as practical after clearance thereof by the SEC (if applicable); and (D) to request the Regulated Fund Board to submit, as promptly as practical following the mailing of the proxy materials, to the shareholders of the Regulated Fund for a vote at a shareholders meeting the proposal described in clause (B) above.

           (ii)  The parties hereto agree that the Regulated Fund shall be deemed to have consented for all purposes under this Agreement to the transactions contemplated hereby and the continued management of the Regulated Fund by the applicable Adviser following the Closing if a new Advisory Agreement has been approved by the Regulated Fund Board and the shareholders of the Regulated Fund in the manner contemplated by clause (i) of this subsection (d), unless at any time prior to the Closing the Regulated Fund Board notifies the Company in writing that the Regulated Fund has terminated its Advisory Agreement prior to or as of a date following the Closing (and such notice is not withdrawn).

          (iii)  The Company agrees that the information provided by it or the Subsidiary Adviser Group (or on their behalf) in writing specifically for inclusion in the proxy materials to be furnished to the shareholders of the Regulated Fund (other than information that is or will be provided by or on behalf of Parent or its Affiliates or any other Third Party specifically for inclusion in such proxy materials) will not contain, as of the date of such proxy materials, any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Parent agrees that the information provided by it or its Affiliates (or on their behalf) in writing specifically for inclusion in the proxy materials to be furnished to the shareholders of the Regulated Fund will not contain, as of the date of such proxy materials, any untrue statement of a

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  material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the Company and Parent shall have the right to review in advance and to approve (such approval not to be unreasonably withheld) all the information relating to it and any of its Affiliates proposed to appear in any registration statement or proxy statement or any amendment or supplement thereto submitted to the SEC or such other applicable Governmental Authority in connection with the approvals contemplated by this subsection (d).

          (iv)  In the event that the approval by the shareholders of the Regulated Fund of the applicable new Advisory Agreement described in this subsection (d) is not obtained prior to the Closing, the Subsidiary Adviser Group may request the Regulated Fund Board to approve, in conformity with Rule 15a-4 under the Investment Company Act, an interim Advisory Agreement with IHAM, to be effective immediately following the Closing, for the Regulated Fund with IHAM containing substantially similar terms as the existing Advisory Agreement with the Regulated Fund (except for changes thereto to the extent necessary to comply with Rule 15a-4 under the Investment Company Act). In the event that the provisions of Rule 15a-4 under the Investment Company Act are utilized, the Company and Parent shall use commercially reasonable efforts to obtain the required Regulated Fund shareholder approval as promptly as practicable following the Closing Date (and in any event prior to the expiration of such interim Advisory Agreement).

        (e)    Non-Regulated Funds.    With respect to each Non-Regulated Fund (other than the CDO Fund and the European Funds), the Company shall cause each member of the Subsidiary Adviser Group to use its commercially reasonable efforts to obtain, as promptly as reasonably practicable following the date hereof, the consent of such Non-Regulated Fund to the "assignment" (as defined in the Investment Advisers Act or, if applicable, other Applicable Law) of its Advisory Agreement to IHAM resulting from the consummation of the transactions contemplated hereby if and to the extent required by the terms of such Advisory Agreement and/or Applicable Law, and in the manner required by the terms of such Advisory Agreement and/or Applicable Law, which commercially reasonable efforts the parties agree shall be deemed to have been satisfied upon:

            (i)  in the case of the Non-Regulated Fund listed in Section 5.4(e)(i) of the Company Disclosure Letter, (A) the sending of written notice to the limited partners, members, shareholders or other investors of such Non-Regulated Fund describing the proposed transactions hereunder and requesting each such limited partner, member, shareholder or other investor to consent in writing to such assignment or continuation and (B) with respect to any limited partners, members, shareholders or other investors of such Non-Regulated Fund that do not either provide consent in writing to such assignment or continuation or object in writing to such assignment or continuation within thirty (30) days from the sending of such first notice pursuant to clause (A), the sending of second written notice to such limited partners, members, shareholders or other investors describing the proposed transactions hereunder, requesting each such limited partner, member, shareholder or other investor to consent in writing to such assignment or continuation and explaining that each such limited partner, member, shareholder or other investor that does not object to the assignment of the applicable Advisory Agreement within forty-five (45) days following delivery of such second notice will be deemed to have consented to such assignment or continuation; and

           (ii)  in the case of each of such Non-Regulated Funds other than the Non-Regulated Fund specified in subsection (i) of this Section 5.4(e), the sending of a written request to the advisory board or board of directors (as applicable) of such Non-Regulated Fund to consent in writing to such assignment or continuation.

        (f)    Fund Consents.    The Company shall take reasonable steps to keep Parent reasonably informed of the status of obtaining the Fund consents to be requested pursuant to subsections (d) and (e) of this Section 5.4 and, upon Parent's request, make available to Parent copies of (i) the written

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requests and notices contemplated by subsections (e)(i) and (e)(ii) of this Section 5.4 and (ii) all executed such Fund consents. The Company shall not knowingly dissuade or impede any vote or other action necessary to obtain any such Fund consents in anticipation of the Closing. In connection with obtaining the Fund consents to be requested pursuant to subsections (d) and (e) of this Section 5.4, Parent shall have the reasonable opportunity to review drafts of (A) in the case of the Regulated Fund, the proxy solicitation materials contemplated by subsection (d) of this Section 5.4 or (B) in the case of any Non-Regulated Fund, the written requests and notices contemplated by subsections (e)(i) and (ii) of this Section 5.4, in each case in advance of dissemination by the applicable member of the Subsidiary Adviser Group or Fund, and shall have its reasonable comments reviewed in good faith prior to such dissemination. Parent shall reasonably cooperate with the Company and the Subsidiary Adviser Group in connection with obtaining the Fund consents to be requested by subsections (d) and (e) of this Section 5.4.

        (g)   Debt Financing.

            (i)  From the date of this Agreement until the Closing, the Company shall, and shall cause its Representatives to, at the Parent's expense, use reasonable efforts to provide customary cooperation reasonably requested by Parent in connection with obtaining the Debt Financing, including the following (it being understood and agreed that in no event shall any party be required to take any action in respect of the following to the extent that doing so would be commercially unreasonable):

            (1)   assisting with the preparation of appropriate and customary materials for rating agency presentations, offering documents, bank information memoranda (including the delivery of customary representation letters) and similar documents reasonably required by Parent in connection with the Debt Financing;

            (2)   assisting with the preparation of any customary pledge and security documents, other definitive financing documents consistent with the Debt Commitment Letter as in effect on the date of this Agreement, closing certificates or other similar documents as may be reasonably requested by Parent to be effective only at the Closing;

            (3)   facilitating the pledging of collateral;

            (4)   subject to receipt by Parent of customary confidentiality undertakings from Financing Sources, furnishing to the Financing Sources identified by Parent, as promptly as practicable, any "know your customer" information requested by the Financing Sources or such financial and other pertinent information available to the Company regarding the Company as may be reasonably requested by Parent to the extent required to consummate the Debt Financing in accordance with the terms of the Debt Commitment Letter as in effect on the date hereof;

            (5)   requesting its independent accountants to cooperate with and assist in preparing customary and appropriate information packages and offering materials (including customary comfort letters) to the extent required in connection with the marketing of the Debt Financing as set forth in the Debt Commitment Letter as in effect on the date of this Agreement;

            (6)   making available appropriate officers and employees, on reasonable advance notice, to participate in a reasonable number of meetings with prospective lenders and investors and road shows at mutually agreeable dates and times;

            (7)   permitting appropriate officers, who will continue in such positions or in similar positions after the Closing, to execute documents in accordance with this Section 5.4(g); and

            (8)   taking all necessary corporate or entity actions, which shall be conditioned on the occurrence of the Closing, reasonably requested by Parent to permit any of the actions contemplated by this Section 5.4(g) required in connection with the consummation of the

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    Debt Financing and to permit the proceeds thereof to be made available to Parent at the Closing.

           (ii)  Nothing in this Section 5.4(g) requires the Company, its Subsidiaries and their respective Affiliates to:

            (1)   provide any assistance to the extent it would interfere with the ongoing business or operations of the Company, its Subsidiaries and their respective Affiliates;

            (2)   encumber any of the assets of the Company, its Subsidiaries and their respective Affiliates prior to the Closing;

            (3)   require the Company, its Subsidiaries and their respective Affiliates to pay any commitment or other fee, expenses or other costs or make any other payment in connection with the Debt Financing prior to the Closing Date;

            (4)   take any action that would result in a breach of any Contract in effect as of the date hereof, result in a violation of Law or result in a violation of organizational documents of the Company, its Subsidiaries and their respective Affiliates or impose any liability on the Company, its Subsidiaries and their respective Affiliates;

            (5)   authorize, execute or deliver any definitive documentation or certificates in connection with the Debt Financing that would be effective prior to the Closing Date or that are not conditioned upon Closing;

            (6)   be responsible for the preparation of any pro forma financial information; or

            (7)   provide any legal opinion.

          Neither the Company nor its Subsidiaries nor their respective Affiliates, nor any of their respective directors or officers, are required to take any action in the capacity as a member of the board of directors of the Company, its Subsidiaries and their respective Affiliates to authorize or approve the Debt Financing.

          (iii)  Parent will, promptly upon request by the Company, reimburse the Company for all out-of-pocket costs and expenses incurred by the Company, its Subsidiaries and their respective Affiliates, and their respective officers, employees, representatives and advisors, in connection with their respective obligations pursuant to this Section 5.4(g). Parent acknowledges and agrees that none of the Company, its Subsidiaries and their respective Affiliates shall, prior to the Closing, incur any liability to any Person under any Debt Financing and that Parent will indemnify and hold harmless the Company, its Subsidiaries and their respective Affiliates, and their respective directors, officers, employees, representatives and advisors, from and against any and all losses, damages, liabilities, claims, costs, expenses, judgments, penalties and fines suffered or incurred by any of them arising in whole or in part in connection with such cooperation, the Debt Financing and any information utilized in connection therewith, other than incurred as a result of such parties' gross negligence, willful misconduct or intentional fraud. The obligations of Parent in this Section 5.4(g) shall survive the termination of this Agreement.

        (h)   The parties shall consult with each other with respect to obtaining all permits and Consents necessary to consummate the transactions contemplated by this Agreement, including the Mergers; provided, that prior to Closing, without the prior written consent of the Company, none of Parent or its Affiliates or their respective employees, directors, officers or agents shall, directly or indirectly, contact or communicate with any Fund, any investor in a Fund, any Affiliate of a Fund (including any member of the Regulated Fund Board), any consultant or representative to a Fund, or any Portfolio Company (or any officers, directors, employees, lenders or co-investors of any Portfolio Company), regarding the transactions contemplated by this Agreement.

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        (i)    Notwithstanding anything to the contrary herein, (i) nothing in this Agreement shall require either Parent and its Consolidated Subsidiaries or the Company and its Consolidated Subsidiaries to make payments or provide other consideration for the repayment, restructuring or amendment of terms of Indebtedness in connection with the Mergers in order to obtain any financing, other than customary consent fees required in connection with the change of control, and (ii) Section 5.4(g) and this Section 5.4(i) shall exclusively govern the obligations of each party to take (or omit to take) any action in respect of any such financing.

        Section 5.5    Access to Information; Confidentiality.

        (a)   Upon reasonable notice, the Company shall (and shall cause each of its Consolidated Subsidiaries to) afford reasonable access to Parent's and Parent External Adviser's Representatives, in a manner not disruptive to the operations of the business of the Company and its Subsidiaries (including any member of the Subsidiary Adviser Group), during normal business hours and upon reasonable notice throughout the period prior to the Company Merger Effective Time (or until the earlier termination of this Agreement), to the personnel, advisors, properties, books and records of the Company and its Consolidated Subsidiaries and, during such period, shall (and shall cause each of its Consolidated Subsidiaries to) furnish promptly to such Representatives all information concerning the business, properties and personnel of the Company and its Consolidated Subsidiaries, and to provide copies thereof, as may reasonably be requested; provided, however, that nothing herein shall require the Company or any of its Consolidated Subsidiaries to disclose any information to Parent, Parent External Adviser or Acquisition Sub if such disclosure would, in the reasonable judgment of the Company, (i) violate Applicable Law or the provisions of any agreement to which the Company or any of its Subsidiaries (including any member of the Subsidiary Adviser Group) is a party or (ii) jeopardize any attorney-client or other legal privilege; provided, further, that nothing herein shall authorize Parent, Parent External Adviser or their respective Representatives to undertake any environmental testing involving sampling of soil, groundwater, or similar invasive techniques at any of the Company's (or its Subsidiaries' (including any member of the Subsidiary Adviser Group's)) properties. No investigation or access permitted pursuant to this Section 5.5(a) shall affect or be deemed to modify any representation or warranty made by the Company hereunder. The Company Confidentiality Agreement shall apply with respect to information furnished by the Company, its Consolidated Subsidiaries and the Company's officers, employees and other Representatives hereunder.

        (b)   Upon reasonable notice, Parent shall (and shall cause each of its Consolidated Subsidiaries and Acquisition Sub to) afford to Representatives of the Company reasonable access, in a manner not disruptive to the operations of the business of Parent and its Subsidiaries, during normal business hours and upon reasonable notice throughout the period prior to the Company Merger Effective Time (or until the earlier termination of this Agreement), to the personnel, advisors, properties, books and records of Parent and its Consolidated Subsidiaries and, during such period, shall (and shall cause each of its Consolidated Subsidiaries to) furnish promptly to such Representatives all information concerning the business, properties and personnel of Parent and its Consolidated Subsidiaries, and to provide copies thereof, as may reasonably be requested; provided, however, that nothing herein shall require Parent or any of its Consolidated Subsidiaries to disclose any information to the Company if such disclosure would, in the reasonable judgment of Parent, (i) violate Applicable Law or the provisions of any agreement to which Parent or any of its Subsidiaries is a party or (ii) jeopardize any attorney-client or other legal privilege; provided, further, that nothing herein shall authorize the Company or its Representatives to undertake any environmental testing involving sampling of soil, groundwater, or similar invasive techniques at any of Parent's (or its Subsidiaries') properties. No investigation or access permitted pursuant to this Section 5.5(b) shall affect or be deemed to modify any representation or warranty made by Parent or Acquisition Sub hereunder. The Parent Confidentiality Agreement shall apply with respect to information furnished by Parent, its Consolidated Subsidiaries, Acquisition Sub and Parent's officers, employees and other Representatives hereunder.

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        Section 5.6    No Solicitation.

        (a)   Subject to Section 5.6(d), each of the Company and Parent shall, and shall cause its controlled Representatives, its Consolidated Subsidiaries and, in the case of the Company, the Subsidiary Adviser Group, and shall instruct and use its commercially reasonable efforts to cause its non-controlled Representatives, to, immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any Third Party relating to any Competing Proposal or any inquiry, discussion, offer or request that could reasonably be expected to lead to a Competing Proposal.

        (b)   Until the Company Merger Effective Time (or, if earlier, the termination of this Agreement), each of the Company and Parent shall, as promptly as reasonably practicable, and in any event within two (2) Business Days of receipt by it or any of its Representatives of any Competing Proposal or any inquiry that could reasonably be expected to lead to a Competing Proposal, deliver to the other party a written notice setting forth: (A) the identity of the Third Party making such Competing Proposal or inquiry (to the extent not prohibited by any applicable confidentiality agreement existing prior to the date of this Agreement) and (B) if applicable, the material terms and conditions of any such Competing Proposal. The Company and Parent shall keep the other party reasonably informed of any material amendment or modification of any such Competing Proposal on a prompt basis, and in any event within two (2) Business Days thereafter.

        (c)   Except as otherwise provided in this Agreement (including Section 5.6(d)), until the Company Merger Effective Time or, if earlier, the termination of this Agreement in accordance with its terms, each of the Company and Parent shall not, and each shall cause its controlled Representatives, Consolidated Subsidiaries and, in the case of the Company, the Subsidiary Adviser Group, and shall instruct and use its commercially reasonable efforts to cause its non-controlled Representatives, not to, directly or indirectly, (i) initiate, solicit, induce or knowingly encourage the making of any proposal or offer with respect to a Competing Proposal or (ii) engage in negotiations or substantive discussions with (it being understood that each of the Company and Parent may inform Persons of the provisions contained in this Section 5.6), or furnish any material nonpublic information to, or enter into any agreement, arrangement or understanding with any Third Party relating to a Competing Proposal or any inquiry or proposal that would reasonably be expected to lead to a Competing Proposal; provided, that notwithstanding the foregoing, each of the Company and Parent shall be permitted to grant a waiver of or terminate any "standstill" or similar obligation of any Third Party with respect to the Company, any of its Consolidated Subsidiaries or Subsidiary Adviser or Parent or any of its Consolidated Subsidiaries, as applicable, to allow such Third Party to submit a Competing Proposal.

        (d)   Notwithstanding anything to the contrary in this Agreement, at any time prior to the date that the Company Stockholder Approval is obtained (in the case of the Company) or the Parent Stockholder Approval is obtained (in the case of Parent), in the event that the Company (or its Representatives on the Company's behalf) or Parent (or its Representatives on Parent's behalf), as applicable, receives a Competing Proposal from any Third Party, (i) the Company and its Representatives or Parent and its Representatives, as applicable, may contact such Third Party to clarify any ambiguous terms and conditions thereof (without the Company Board or Parent Board, as applicable, being required to make the determination in clause (ii) of this Section 5.6(d)) and (ii) the Company and the Company Board and its Representatives or Parent and the Parent Board and its Representatives, as applicable, may engage in negotiations or substantive discussions with, or furnish any information and other access to, any Third Party making such Competing Proposal and its Representatives and Affiliates if the Company Board or the Parent Board, as applicable, determines in good faith (after consultation with its independent financial advisors and outside legal counsel) that such Competing Proposal (A) either constitutes a Superior Proposal or would reasonably be expected to lead to a Superior Proposal and (B) that failure to consider such Competing Proposal would reasonably be expected to be inconsistent with the fiduciary duties of the directors of the Company or Parent, as applicable, under Applicable Law; provided, that (x) such Competing Proposal did not result

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from any material breach of any of the provisions set forth in this Section 5.6, (y) prior to furnishing any material non-public information concerning the Company and its Consolidated Subsidiaries or Parent and its Consolidated Subsidiaries, as applicable, the Company or Parent, as applicable, receives from such Person, to the extent such Person is not already subject to a confidentiality agreement with the Company or Parent, as applicable, a confidentiality agreement containing confidentiality terms that are not less favorable in the aggregate to the Company or Parent, as the case may be, than those contained in the Confidentiality Agreements (unless the Company or Parent, as the case may be, offers to amend the Confidentiality Agreements to reflect such more favorable terms) (it being understood and agreed that such confidentiality agreement need not restrict the making of Competing Proposals (and related communications) to the Company or the Company Board or to Parent or the Parent Board, as the case may be) (an "Acceptable Confidentiality Agreement") and (z) the Company or Parent, as the case may be, shall (subject to the terms of any confidentiality agreement existing prior to the date hereof) promptly provide or make available to the other party any material written non-public information concerning it or its Consolidated Subsidiaries that it provides to any Third Party given such access that was not previously made available to Parent or its Representatives or the Company or its Representatives, as the case may be.

        (e)   Except as otherwise provided in this Agreement, (i) the Company Board shall not effect a Company Adverse Recommendation Change and the Parent Board shall not effect a Parent Adverse Recommendation Change (each an "Adverse Recommendation Change"), (ii) the Company Board shall not approve or recommend, or allow the Company or any of its Consolidated Subsidiaries to execute or enter into, any letter of intent, memorandum of understanding or definitive merger or similar agreement with respect to any Competing Proposal (other than an Acceptable Confidentiality Agreement) and (iii) the Parent Board shall not approve or recommend, or allow Parent or any of its Subsidiaries to execute or enter into, any letter of intent, memorandum of understanding or definitive merger or similar agreement with respect to any Competing Proposal (other than an Acceptable Confidentiality Agreement). Notwithstanding anything in this Agreement to the contrary, at any time prior to the receipt of the Company Stockholder Approval (in the case of the Company) or the Parent Stockholder Approval (in the case of Parent), the Company Board or the Parent Board, as applicable, may (x) make an Adverse Recommendation Change if the board of directors effecting the Adverse Recommendation Change determines in good faith (after consultation with its independent financial advisor and outside legal counsel) that a Competing Proposal is a Superior Proposal and that the failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board or the Parent Board, as applicable, under Applicable Law or (y), if the Company or Parent, as the case may be, has received a Competing Proposal that its board of directors has determined in good faith (after consultation with its independent financial advisor and outside legal counsel) constitutes a Superior Proposal, authorize, adopt or approve such Superior Proposal and cause or permit the Company or Parent, as applicable, to enter into a definitive agreement with respect to such Superior Proposal concurrently with the termination of this Agreement in accordance with Section 7.1(c)(iv) or Section 7.1(d)(iv), as applicable, in each case, only after providing the Notice of Adverse Recommendation or Notice of Superior Proposal, as applicable, and entering into good faith negotiations as required by Section 5.6(f).

        (f)    Notwithstanding anything to the contrary in this Agreement, no Adverse Recommendation Change may be made and no termination of this Agreement pursuant to Section 5.6(e) may be effected, in each case until after the fourth (4th) Business Day following receipt of written notice from the party intending to effect any Adverse Recommendation Change to the other party advising the other party that its board of directors intends to make an Adverse Recommendation Change (a "Notice of Adverse Recommendation") or terminate this Agreement pursuant to Section 5.6(e) (a "Notice of Superior Proposal") and specifying the reasons therefor, including, if the basis of the proposed action is a Superior Proposal, the material terms and conditions of any such Superior Proposal. At the option of the party not seeking to terminate this Agreement pursuant to Section 5.6(e), the parties shall

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negotiate in good faith during such period to amend this Agreement in such a manner that the offer that was determined to constitute a Superior Proposal no longer constitutes a Superior Proposal. In determining whether to make an Adverse Recommendation Change or in determining whether a Competing Proposal constitutes a Superior Proposal, the board of directors effecting an Adverse Recommendation Change shall take into account any revisions to the terms of this Agreement proposed in writing by the other party in response to a Notice of Adverse Recommendation, a Notice of Superior Proposal or otherwise. Any material amendment to such Superior Proposal shall require a new Notice of Superior Proposal and the applicable party shall be required to comply again with the requirements of this Section 5.6(f).

        (g)   Nothing in this Agreement shall restrict the Company or Parent from taking or disclosing a position contemplated by Rules 14d-9 or 14e-2(a) under the Exchange Act, or otherwise making disclosure to comply with Applicable Law (it being agreed that a "stop, look and listen" communication by the Company Board or Parent Board to its stockholders pursuant to Rule 14d-9(f) under the Exchange Act or a factually accurate public statement by the Company or Parent that describes the Company's or Parent's receipt, as applicable, of a Competing Proposal and the operation of this Agreement with respect thereto shall not be deemed to be an Adverse Recommendation Change).

        (h)   For purposes of this Agreement:

          (i)    "Competing Proposal" shall mean any inquiry, proposal or offer made by any Person or group of Persons (other than the Company, in the case of a proposal affecting Parent and its Consolidated Subsidiaries, or Parent or Acquisition Sub, in the case of a proposal affecting the Company and its Consolidated Subsidiaries, or in each case, any Affiliate thereof) to purchase or otherwise acquire, directly or indirectly, in one transaction or a series of transactions (including any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction), (i) beneficial ownership (as defined under Section 13(d) of the Exchange Act) of twenty percent (20%) or more of any class of equity securities of the Company or Parent or (ii) any one or more assets or businesses of the Company, its Consolidated Subsidiaries and the Subsidiary Adviser Group or Parent and its Consolidated Subsidiaries that constitute twenty percent (20%) or more of the revenues or assets of the Company, its Consolidated Subsidiaries and the Subsidiary Adviser Group, taken as a whole, or Parent and its Consolidated Subsidiaries, taken as a whole, other than, in the case of the Company, the Mergers and the transactions contemplated by this Agreement.

           (ii)  "Superior Proposal" shall mean a bona fide written Competing Proposal (with all percentages in the definition of Competing Proposal increased to sixty-six and two-thirds percent (66 2/3%) made by a Third Party on terms that the Company Board or the Parent Board, as applicable, determines in good faith, after consultation with its independent financial advisors and outside legal advisors, and considering the likelihood and anticipated timing of consummation, are more favorable to the Company's stockholders or to Parent's stockholders, as applicable, from a financial point of view than the transactions contemplated by this Agreement (including any revisions to the terms of this Agreement committed to by Parent to the Company in writing in response to such Competing Proposal made to the Company under the provisions of Section 5.6(f) or by the Company to Parent in writing in response to such Competing Proposal made to Parent under the provisions of Section 5.6(f)).

        Section 5.7    Directors' and Officers' Indemnification and Insurance.

        (a)   Parent and Acquisition Sub agree that all rights to exculpation and indemnification for acts or omissions occurring at or prior to the Company Merger Effective Time, whether asserted or claimed prior to, at or after the Company Merger Effective Time (including any matters arising in connection with the transactions contemplated hereby), now existing in favor of the current or former directors,

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officers, managers or employees ("D&O Indemnified Parties"), as the case may be, of the Company or its Subsidiaries (including any member of the Subsidiary Adviser Group) as provided in their respective organizational documents as in effect on the date of this Agreement or in any Contract shall survive the Mergers and shall continue in full force and effect. Parent shall indemnify, defend and hold harmless, and advance expenses to D&O Indemnified Parties with respect to all acts or omissions by them in their capacities as such at any time prior to the Company Merger Effective Time (including any matters arising in connection with this Agreement or the transactions contemplated hereby), to the fullest extent that the Company or its Subsidiaries (including any member of the Subsidiary Adviser Group) would be permitted by Applicable Law and to the fullest extent required by the organizational documents of the Company or its Subsidiaries (including any member of the Subsidiary Adviser Group) as in effect on the date of this Agreement; provided, however, that all rights to indemnification in respect of any action pending or asserted or any claim made within such period shall continue until the disposition of such action or resolution of such claim. Parent shall cause its organizational documents to contain provisions with respect to indemnification, advancement of expenses and limitation of director, officer and employee liability that are no less favorable to the D&O Indemnified Parties than those set forth in the Company's and its Subsidiaries' (including the members of the Subsidiary Adviser Group's) organizational documents as of the date of this Agreement, which provisions thereafter shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of the D&O Indemnified Parties.

        (b)   Without limiting the provisions of Section 5.7(a), to the fullest extent that the Company and Parent would be permitted by Applicable Law to do so, Parent shall: (i) indemnify and hold harmless each D&O Indemnified Party against and from any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, Proceeding or investigation, whether civil, criminal, administrative or investigative, to the extent such claim, Proceeding or investigation arises out of or pertains to: (A) any alleged action or omission in such D&O Indemnified Party's capacity as a director, officer or employee of the Company or any of its Subsidiaries (including any member of the Subsidiary Adviser Group) prior to the Company Merger Effective Time or (B) this Agreement or the transactions contemplated hereby and (ii) pay in advance of the final disposition of any such claim, Proceeding or investigation the expenses (including attorneys' fees) of any D&O Indemnified Party upon receipt of an undertaking by or on behalf of such D&O Indemnified Party to repay such amount if it shall ultimately be determined that such D&O Indemnified Party is not entitled to be indemnified by Applicable Law. Any determination required to be made with respect to whether the conduct of any D&O Indemnified Party complies or complied with any applicable standard shall be made by independent legal counsel selected by the D&O Indemnified Party, which counsel shall be reasonably acceptable to Parent, and the fees of such counsel shall be paid by Parent. Notwithstanding anything to the contrary contained in this Section 5.7(b) or elsewhere in this Agreement, Parent shall not settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any claim, Proceeding or investigation, unless either (x) such settlement, compromise, consent or termination includes an unconditional release of all of the D&O Indemnified Parties covered by the claim, Proceeding or investigation from all liability arising out of such claim, Proceeding or investigation or (y) the D&O Indemnified Parties covered by the claim, Proceeding or investigation consent to such settlement, compromise, consent or termination.

        (c)   Unless the Company shall have purchased a "tail" policy prior to the Company Merger Effective Time as provided below, for at least six (6) years after the Company Merger Effective Time, Parent shall, and shall cause its Subsidiaries to, maintain in full force and effect, on terms and conditions no less advantageous to the D&O Indemnified Parties, or any other Person entitled to the benefit of this Section 5.7, as applicable, than the existing directors' and officers' liability insurance and fiduciary insurance maintained by the Company as of the date of this Agreement, covering claims arising from facts, events, acts or omissions that occurred at or prior to the Company Merger Effective

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Time, including the transactions contemplated hereby (provided, that Parent shall not be required to pay an annual premium for such insurance in excess of two-hundred fifty percent (250%) of the aggregate annual premiums currently paid by the Company on an annualized basis, but in such case shall purchase as much of such coverage as possible for such amount). Parent shall not, and shall not permit its Subsidiaries to, take any action that would prejudice the rights of, or otherwise impede recovery by, the beneficiaries of any such insurance, whether in respect of claims arising before or after the Company Merger Effective Time. In lieu of such insurance, prior to the Company Merger Effective Time, the Company may purchase a six (6) year "tail" prepaid policy on such terms and conditions as reasonably determined by the Company, or, prior to or at the Closing, Parent may purchase a "tail" prepaid policy covering the six (6) year period following the Closing on such terms and conditions that satisfy the first sentence of this Section 5.7(c), in each case in which event Parent shall cease to have any obligations under the first sentence of this Section 5.7(c).

        (d)   The D&O Indemnified Parties to whom this Section 5.7 applies shall be third-party beneficiaries of this Section 5.7. The provisions of this Section 5.7 are intended to be for the benefit of each D&O Indemnified Party and his or her successors, heirs or representatives. Parent shall pay all reasonable expenses, including reasonable attorneys' fees, that may be incurred by any D&O Indemnified Party in enforcing its indemnity and other rights under this Section 5.7. Notwithstanding any other provision of this Agreement, this Section 5.7 shall survive the consummation of the Mergers indefinitely and shall be binding on all successors and assigns of Parent, and shall be enforceable by the D&O Indemnified Parties and their successors, heirs or representatives.

        Section 5.8    Notification of Certain Matters.    Subject to Applicable Law, the Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (a) any notice or other communication received by such party from any Governmental Authority in connection with this Agreement, the Mergers or the transactions contemplated hereby, or from any Person alleging that the consent of such Person is or may be required in connection with the Mergers or the transactions contemplated hereby and (b) any claims, investigations or Proceedings commenced or, to such party's Knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its Subsidiaries that relate to this Agreement, the Mergers or the transactions contemplated hereby.

        Section 5.9    Public Announcements.    Except as otherwise contemplated by Section 5.6 (and, for the avoidance of doubt, nothing herein shall limit the rights of the Company or the Company Board under Section 5.6 or Parent or the Parent Board under Section 5.6), prior to any Adverse Recommendation Change, the Company, Parent and Acquisition Sub shall consult with each other before issuing any press release or public announcement with respect to this Agreement or the transactions contemplated hereby, and none of the parties or their Affiliates shall issue any such press release or public announcement prior to obtaining the other parties' consent (which consent shall not be unreasonably withheld or delayed), except that no such consent shall be necessary to the extent disclosure may be required by Law, Order or applicable stock exchange rule or any listing agreement of any party hereto so long as the disclosing party gives notice to and consults with the other party prior to making such disclosure to the extent practicable. The Company may, after consultation with Parent and consideration of any views and comments of Parent, communicate to its employees, customers, suppliers and consultants so long as such communications are consistent with a communications plan previously agreed to by Parent and the Company in which case such communications may be made consistent with such plan.

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        Section 5.10    Employee Benefits; Labor.

        (a)   (i) Effective immediately prior to, and contingent upon the occurrence of, the Adviser Merger Effective Time or Company Merger Effective Time, as applicable, or, solely with respect to an employee who does not receive an offer of employment from Parent External Adviser, IHAM or their respective Affiliates pursuant to Section 5.10(a)(ii) or who receives such an offer but does not accept such offer within the time period prescribed by Section 5.10(a)(ii), such earlier time as determined by the Company in its sole discretion at any time sixty (60) days following the execution of this Agreement, the Company shall cause the employment of each employee of the Company, Subsidiary Adviser and their respective Consolidated Subsidiaries to terminate and, upon such termination (subject to any delay required in order to comply with Section 409A of the Code), the Company or Subsidiary Adviser shall provide to any such terminated employee all severance, retention and other payments or benefits as may become payable as a result of such termination or the occurrence of the Adviser Merger Effective Time or Company Merger Effective Time, as applicable, unless such employee has waived in writing such payments or benefits; and (ii) on or prior to sixty (60) days following the execution of this Agreement, Parent External Adviser, IHAM or their respective Affiliates may, but shall be under no obligation to, make (or cause any of its Affiliates to make) an offer of employment, effective as of the Adviser Merger Effective Time or Company Merger Effective Time, as applicable, or thereafter, to any employee of the Company, Subsidiary Adviser or any of their respective Consolidated Subsidiaries; provided, however, that any such offer of employment shall be contingent upon the Adviser Merger Effective Time or Company Merger Effective Time, as applicable, actually occurring and shall expire if the employee does not accept such offer within thirty (30) days following the date such offer is made. From and after the Closing, Parent shall, and shall cause the Company Merger Surviving Corporation to, and IHAM shall, and shall cause the Adviser Merger Surviving Entity to, honor obligations set forth in the preceding provisions of this Section 5.10(a) and all obligations as may be required by Applicable Law. Parent and the Company hereby agree that the occurrence of the Company Merger Effective Time shall constitute a "Change in Control" for purposes of all Company Agreements and all Company Benefit Plans in which such term, or a similar such term, is relevant.

        (b)   Promptly following the execution of this Agreement, the Company shall make employees of the Company, Subsidiary Adviser and their respective Consolidated Subsidiaries reasonably available to Parent External Adviser and IHAM, as applicable, during regular business hours and shall provide Parent External Adviser and IHAM, as applicable, with such personnel information as may be reasonably requested by Parent External Adviser and IHAM, as applicable, for purposes of identifying the employees to whom Parent External Adviser and IHAM, as applicable, desire to make an offer of employment.

        (c)   If requested in writing by Parent to the Company at least five (5) Business Days prior to the Company Merger Effective Time, the Company shall take (or cause to be taken) all actions necessary or appropriate to terminate, effective no later than the Company Merger Effective Time, any Company Benefit Plan (other than the American Capital, Ltd. Retention Plan and any employment or severance agreements). If the Company or any of its Subsidiaries is required to terminate any Company Benefit Plan, then the Company or its Subsidiaries, as applicable, shall take such actions in furtherance of terminating such Company Benefit Plan as Parent may reasonably request. As of immediately prior to, but contingent on the occurrence of, the Company Merger Effective Time, the Company shall vest payments and benefits under such terminated Company Benefit Plans.

        (d)   Parent acknowledges that the Company or an applicable Subsidiary thereof (i) shall be entitled to pay, immediately prior to the Company Merger Effective Time, a pro rata portion of the annual cash performance-based bonuses, calculated at target-level performance, to each bonus-eligible employee of the Company, Subsidiary Adviser and their respective Consolidated Subsidiaries in respect of the elapsed portion of the Company's 2016 fiscal year regardless of the year in which the Company Merger Effective Time occurs to the extent not then fully paid and (ii) shall be entitled to pay to such

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employees immediately prior to the Company Merger Effective Time (if applicable) a pro rata portion of their annual cash performance-based bonus, calculated based on target-level performance, in respect of the elapsed portion of the Company's 2017 fiscal year if the Company Merger Effective Time occurs in such fiscal year.

        (e)   The Company shall be responsible for fulfilling all requirements under the Worker Adjustment and Retraining Notification Act or similar state or local laws or ordinances (collectively, "WARN"), including but not limited to issuing all notices required under WARN (the "WARN Notices") and/or to make any payments required to be made to any employee of the Company or the Consolidated Subsidiaries under WARN; provided, that Parent shall have an opportunity to review and approve such WARN Notices no later than three (3) Business Days before such WARN Notices will be issued to an employee of the Company, Subsidiary Adviser or their respective Consolidated Subsidiaries, such approval by Parent to not be unreasonably withheld.

        (f)    The parties hereto acknowledge and agree that all provisions contained in this Section 5.10 with respect to employees of the Company, Subsidiary Adviser and their respective Consolidated Subsidiaries are included for the sole benefit of the respective parties hereto and shall not create any right (i) in any other Person, including employees, former employees, any participant or any beneficiary thereof, in any Company Benefit Plan, or (ii) to continued employment with the Company, Subsidiary Adviser, Parent, Parent External Adviser, IHAM or their respective Consolidated Subsidiaries or Affiliates. Notwithstanding anything in this Section 5.10 to the contrary, nothing in this Agreement, whether express or implied, shall be treated as an amendment or other modification of any Company Benefit Plan or any other employee benefit plans of the Company, Subsidiary Adviser, Parent, Parent External Adviser, IHAM or any of their respective Consolidated Subsidiaries or Affiliates or shall prohibit Parent, Parent External Adviser, IHAM or any of their Consolidated Subsidiaries or Affiliates from amending or terminating any employee benefit plan.

        Section 5.11    Treatment of Outstanding Notes.    Prior to the Company Merger Effective Time, the Company shall take all actions required in connection with the transactions contemplated by this Agreement pursuant to the terms of that certain indenture, dated as of September 20, 2013, between the Company and U.S. Bank National Association, as amended or supplemented to the date of this Agreement (the "2013 Indenture"), at such time or times as such actions are required to be taken, including the giving of any notices that may be required in connection with any repurchases or conversions of the notes issued pursuant to the 2013 Indenture occurring as a result of the transactions contemplated by this Agreement constituting a "Change of Control" (as such term is defined in the 2013 Indenture) and delivery of any supplemental indentures, legal opinions, officer's certificates or other documents or instruments required in connection with the consummation of the Mergers.

        Section 5.12    Acquisition Sub.    Parent will take all actions necessary to (a) cause Acquisition Sub to perform its obligations under this Agreement and to consummate the Company Merger on the terms and conditions set forth in this Agreement and (b) ensure that Acquisition Sub prior to the Company Merger Effective Time, shall not conduct any business, or incur or guarantee any Indebtedness or make any investments, other than as specifically contemplated by this Agreement.

        Section 5.13    No Control of the Other Party's Business.

        (a)   Except as set forth in this Agreement, nothing contained in this Agreement is intended to give Parent, directly or indirectly, the right to control or direct the operations of the Company or its Subsidiaries (including the Subsidiary Adviser Group) prior to the Company Merger Effective Time. Prior to the Company Merger Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries' (including any member of the Subsidiary Adviser Group's) operations.

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        (b)   Except as set forth in this Agreement, nothing contained in this Agreement is intended to give the Company, directly or indirectly, the right to control or direct the operations of Parent or its Subsidiaries prior to the Company Merger Effective Time. Prior to the Company Merger Effective Time, Parent shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries' operations.

        Section 5.14    Rule 16b-3 Matters.    Subject to the following sentence, prior to the Company Merger Effective Time, Parent and the Company shall take all such steps as may be required (to the extent permitted under Applicable Law and no-action letters issued by the SEC) to cause any dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) or acquisitions of Parent Common Stock (including derivative securities with respect to Parent Common Stock) resulting from the transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company or will become subject to such reporting requirements with respect to Parent, to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by Applicable Law.

        Section 5.15    Section 15(f).

        (a)   Parent acknowledges that the Company is entering into this Agreement in reliance upon the benefits and protections provided by Section 15(f) of the Investment Company Act. Parent shall not take, and shall cause its Affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) of the Investment Company Act not to be met in respect of the transactions contemplated by this Agreement with respect to the Regulated Fund, and shall not fail to take, and, after the Closing, shall cause its Affiliates not to fail to take, any action if the failure to take such action would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) of the Investment Company Act not to be met in respect of the transactions contemplated by this Agreement with respect to the Regulated Fund. In that regard, Parent shall conduct its business and shall cause each of its Affiliates to conduct its business, to the extent within its reasonable control, so as to assure that:

            (i)  for a period of not less than three (3) years after the Closing, at least seventy-five percent (75%) of the members of the boards of directors or trustees of the Regulated Fund are not (A) "interested persons" (within the meaning of Section 2(a)(19) of the Investment Company Act) of the investment adviser of the Regulated Fund after the Closing or (B) "interested persons" (within the meaning of Section 2(a)(19) of the Investment Company Act) of the investment adviser of the Regulated Fund immediately prior to the Closing; and

           (ii)  for a period of not less than two (2) years after the Closing, there shall not be imposed on the Regulated Fund an "unfair burden" (as set forth and described in Section 15(f) of the Investment Company Act) as a result of the transactions contemplated by this Agreement or any express or implied terms, conditions or understandings applicable thereto.

        (b)   For a period of three (3) years from the Closing, Parent shall not engage, and shall cause its Affiliates not to engage, in any transaction that would constitute an "assignment" (as defined in the Investment Company Act) to a Third Party of any Advisory Agreement between (i) either (A) Parent or any of its Affiliates or (B) any member of the Subsidiary Adviser Group and (ii) the Regulated Fund without first obtaining a covenant in all material respects the same as that contained in this Section 5.15; provided, that the foregoing shall not apply in the event that Section 15(f) of the Investment Company Act no longer applies to the transactions contemplated by this Agreement. Notwithstanding anything to the contrary contained herein, the covenants of the parties hereto contained in this Section 5.15 are intended only for the benefit of such parties and not for the benefit of any other Person.

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        (c)   The Company shall cause the members of the Subsidiary Adviser Group to conduct their business, to the extent within their reasonable control, so as to assure that, at Closing, at least seventy-five percent (75%) of the members of the boards of directors or trustees of the Regulated Fund are not "interested persons" (within the meaning of Section 2(a)(19) of the Investment Company Act) of the investment adviser of the Regulated Fund.

        Section 5.16    Repayment of Indebtedness.    At least three (3) Business Days prior to the Closing Date, the Company shall deliver to Parent a draft copy of a customary payoff letter (subject to delivery of funds as arranged by Parent) from the "Administrative Agent" (as defined in the respective Existing Credit Facilities) relating to the repayment of each Existing Credit Facility and the release of related Liens (each, a "Payoff Letter"), and, on or prior to the Closing Date, the Company shall deliver to Parent an executed copy of each Payoff Letter to be effective upon the Closing. The Company shall, and shall cause its Consolidated Subsidiaries to, deliver all the documents required for the termination of commitments under each of the Existing Credit Facilities, subject to the occurrence of the Closing and the repayment in full of all obligations then outstanding thereunder, and shall deliver to Parent, no later than three (3) Business Days prior to the Closing Date, any materials and documentation about the Company and its Consolidated Subsidiaries and Subsidiary Adviser Group required under applicable "know your customer" and anti-money laundering rules, Laws and regulations (including, for the avoidance of doubt, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the "USA PATRIOT Act")) that are reasonably requested by Parent at least ten (10) Business Days prior to Closing.

        Section 5.17    Certain Tax Matters.

        (a)   For United States federal income Tax purposes, each of the Company and Parent intend for the Company Merger to be treated as a taxable acquisition of the Company Common Stock (the "Intended Tax Treatment").

        (b)   Each of the Company, Parent and Acquisition Sub shall use its reasonable best efforts (and shall cause their respective Subsidiaries to use their reasonable best efforts) to cause the receipt of the Merger Consideration by the Company's stockholders to qualify for the Intended Tax Treatment, including by not taking any action that such party knows is reasonably likely to prevent or impede such treatment. Each of the Company, Parent and Acquisition Sub shall report the Mergers and the other transactions contemplated by this Agreement in a manner consistent with the Intended Tax Treatment unless a contrary position is required by a final determination within the meaning of Section 1313 of the Code.

        Section 5.18    Stock Exchange Listing.    Parent shall use its reasonable best efforts to cause the shares of Parent Common Stock to be issued in connection with the Company Merger to be approved for listing on NASDAQ, subject to official notice of issuance, at or prior to the Company Merger Effective Time.

        Section 5.19    Parent's Financing Activities.

        (a)   Parent shall, and shall cause its Subsidiaries to, use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and obtain the Debt Financing on the terms and subject only to the conditions (including the market flex provisions) set forth in the Debt Commitment Letter, including using reasonable best efforts to (i) maintain in effect and comply with the Debt Commitment Letter, (ii) negotiate and enter into definitive agreements with respect to the Debt Financing on the terms (including any market flex provisions) and subject only to the conditions contained in the Debt Commitment Letter, so that such agreements are in effect as promptly as practicable but in any event no later than the Closing Date, (iii) ensure the accuracy of all representations and warranties of Parent, Acquisition Sub and their respective Subsidiaries set forth in the Debt Commitment Letter and definitive agreements with respect

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to the Debt Financing, (iv) comply with the covenants and agreements of Parent, Acquisition Sub and their respective Subsidiaries set forth in the Debt Commitment Letter and the definitive agreements with respect to the Debt Financing, (v) satisfy or obtain a waiver of, and cause Acquisition Sub and its other Subsidiaries to satisfy or obtain a waiver of, on a timely basis all terms and conditions set forth in the Debt Commitment Letter and the definitive agreements relating to the Debt Financing applicable to Parent, Acquisition Sub and their respective Subsidiaries, (vi) upon satisfaction or waiver of such conditions and the other conditions set forth in Section 6.1 and Section 6.2 (other than those conditions that by their nature cannot be satisfied until the Closing) consummate the Debt Financing at or prior to the Closing (and in any event prior to the Termination Date or Extension Date, as applicable), (vii) pay, or cause to be paid, any and all commitment fees or other fees required by the Debt Commitment Letter to be paid on or before the Closing and (viii) enforce its rights under the Debt Commitment Letter and the definitive agreements relating to the Debt Financing; provided, however, for the avoidance of doubt, "reasonable best efforts" for purposes of this Section 5.19 shall not require Parent or any of its Subsidiaries to commence a Proceeding against any Financing Source to enforce the terms of the Debt Commitment Letter. Parent will provide to the Company copies of all documents relating to the Debt Financing and keep the Company informed of material developments in respect of the financing process relating thereto on a current basis.

        (b)   Prior to the Closing, Parent will not agree to, or permit, any amendment, modification, joinder, assignment, termination or waiver of the Debt Commitment Letter or the definitive agreements with respect to the Debt Financing without the prior written consent of the Company if such amendment, modification, joinder, termination or waiver (i) reduces the aggregate amount of the Debt Commitment Letter, (ii) imposes additional or new conditions precedent to the availability of the Debt Financing or amends, modifies or expands any of the conditions to the funding of the Debt Financing in a manner that would reasonably be expected to delay or prevent the funding of the Debt Financing on the Closing Date, (iii) adversely impacts the ability of Parent to enforce its rights against the other parties to the Debt Commitment Letter or the definitive agreements with respect thereto, (iv) make it less likely that the Debt Financing would be funded or (v) otherwise contravene the limitations set forth in this Section 5.19(b). Parent shall promptly deliver to the Company copies of any amendment, modification, joinder, assignment, supplement or waiver to or under any Debt Commitment Letter or the definitive agreements relating to the Debt Financing entered into in accordance with this Section 5.19(b).

        (c)   Parent will give the Company prompt written notice (and, in any event, within twenty-four (24) hours) after the occurrence of any of the following: (i) of any termination of (A) the Debt Commitment Letter, (B) any definitive agreement relating to the Debt Financing or (C) any definitive agreement relating to a portion of the Debt Financing, (ii) any actual or threatened material breach, default, termination or repudiation of any provision of the Debt Commitment Letter or the definitive agreement by any party thereto or any event or circumstance that makes a condition precedent to the Debt Financing unable or unlikely to be satisfied, in each case, of which Parent becomes aware or any termination of the Debt Commitment Letter, (iii) the receipt of any notice or other communication from any Person committing to fund the Debt Financing under the Debt Commitment Letter or any other party to the Debt Commitment Letter or definitive agreements (other than Parent or any of its Subsidiaries and their respective Representatives) with respect to the Debt Financing (including any arrangers, administrative agents or trustees that are part of the Debt Financing) (the "Financing Sources") with respect to any (A) actual or potential breach, default, termination or repudiation by any party to the Debt Commitment Letter or the definitive agreements of any provisions of the Debt Commitment Letter or the definitive agreement, respectively, or (B) material dispute or disagreement between or among any parties to the Debt Commitment Letter or definitive agreements with respect to the obligation to fund the Debt Financing or the amount of the Debt Financing to be funded at the Closing, and (iv) if at any time for any reason Parent believes in good faith that it will not be able to obtain all or any portion of the Debt Financing on the terms and conditions, in the manner or from the

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sources contemplated by the Debt Commitment Letter. Parent will not, nor permit any of its Affiliates to, without the prior written consent of the Company, take any action or enter into any transaction that could reasonably be expected to impair, delay or prevent consummation of all or any portion of the Debt Financing. As soon as reasonably practicable, but in any event within twenty-four (24) hours following the time the Company delivers to Parent a written request, Parent will provide any information reasonably requested by the Company relating to any circumstance referred to in clause (i), (ii), (iii) or (iv) of the immediately preceding sentence.

        (d)   If, notwithstanding the obligations of Parent under this Section 5.19, any Debt Financing or the Debt Commitment Letter (or any definitive agreement relating thereto) expire or are terminated prior to the Closing, in whole or in part, for any reason, Parent will (i) promptly notify (and, in any event, within forty-eight (48) hours) the Company of such expiration or termination and the reasons therefor and (ii) promptly obtain alternative financing (the "Alternative Financing") to replace the financing contemplated by such expired or terminated commitments or agreements (on terms and conditions that are not materially less favorable to Parent or Acquisition Sub, taken as a whole, than the terms and conditions as set forth in the Debt Commitment Letter in effect on the date hereof, taking into account any "market flex" provisions thereof). The Alternative Financing shall be in an amount sufficient to pay all amounts not otherwise covered by cash on Parent's balance sheet that are required or necessary to consummate the transactions contemplated by this Agreement and pay all related fees, costs and expenses (collectively, the "Required Financing Amount"). The Alternative Financing shall not, without the prior written consent of the Company, include any conditions precedent that are more onerous than or in addition to the conditions precedent set forth in the Debt Commitment Letter. Parent will deliver to the Company true and complete copies of all agreements including, without limitation, fee letters (provided, that the fee amounts, pricing caps and economic terms (other than covenants) set forth therein, none of which could adversely affect the conditionality, enforceability, availability, termination or aggregate principal amount of the Alternative Financing, may be redacted) pursuant to which any Alternative Financing source has committed to provide Parent with any portion of the Required Financing Amount substantially concurrently with the execution thereof.

        (e)   If the Debt Commitment Letter is amended, replaced, supplemented or otherwise modified, including as a result of obtaining Alternative Financing in accordance with Section 5.19(d), or if Parent substitutes other debt for all or a portion of the Debt Financing, Parent will comply with its covenants in this Section 5.19 with respect to the Debt Commitment Letter and all definitive agreements executed in connection therewith as so amended, replaced, supplemented or otherwise modified and with respect to such other financing to the same extent that Parent would have been obligated to comply with respect to the Debt Financing.

        (f)    Parent acknowledges and agrees that neither the obtaining of the Debt Financing or any Alternative Financing, nor the completion of any issuance of securities contemplated by the Debt Financing or any Alternative Financing, is a condition to the Closing and reaffirms its obligation to consummate the transactions contemplated by this Agreement and any ancillary agreements related to this Agreement irrespective and independently of the availability of the Debt Financing or any Alternative Financing, or the completion of any such issuance, subject to the applicable conditions set forth in Section 6.1 and Section 6.2 and subject to the terms and conditions of Article VII. Notwithstanding anything in this Agreement, Parent shall not be deemed to be in breach of this Section 5.19 or any applicable conditions set forth in Section 6.1 and Section 6.3 to the extent Parent reaffirms to the Company that it is ready and able to consummate the Mergers irrespective of the availability of the Debt Financing or any Alternative Financing.

        Section 5.20    Alternate Mortgage Manager Transaction.    In the event that the Mortgage Manager Purchase Agreement is terminated prior to the consummation of the transactions contemplated by this Agreement, then the Company and Parent shall use reasonable best efforts to negotiate a transaction (without any legal obligation to consummate a transaction), whether by dividend, sale or otherwise,

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including obtaining any necessary governmental or third party consents and making any necessary filings, such that (a) Mortgage Manager is not a direct or indirect Subsidiary of the Company on the Closing Date or (b) Parent shall acquire the Mortgage Manager, in which case, in either clauses (a) and (b), the Company and Parent shall use reasonable best efforts to obtain the consents required to effectuate such a transaction from the boards of directors of the REITs and shall use reasonable best efforts to amend, as appropriate, the investment management agreements between Mortgage Manager and each respective REIT (any such transaction contemplated by this Section 5.20, an "Alternate Mortgage Manager Transaction").

        Section 5.21    Restructuring.    Parent and the Company shall use reasonable best efforts to cause the Restructuring to occur prior to the Closing.

        Section 5.22    Hard 8 Restructuring.    Parent and the Company shall use reasonable best efforts, as soon as practicable following the date hereof, to effect the Hard 8 Restructuring.

        Section 5.23    Mortgage Manager TSA Insurance.    The Company will use its reasonable best efforts to obtain a $25,000,000 insurance policy (the "Mortgage Manager TSA Insurance") to cover, other than willful misconduct and customary exclusions, any potential liability of the Company under the transition services agreement (the "Mortgage Manager TSA") to be entered into in connection with the Mortgage Manager Purchase Agreement. The Mortgage Manager TSA Insurance shall be purchased to cover acts of the Company under the Mortgage Manager TSA through June 30, 2017. The cost per share of Company Common Stock of the premium of the Mortgage Manager TSA Insurance, calculated on a fully diluted basis using the treasury stock method, shall be referred to as the "Mortgage Manager TSA Insurance Amount."

ARTICLE VI

CONDITIONS TO THE MERGERS

        Section 6.1    Conditions to the Obligations of Each Party.    The respective obligations of each party to consummate the Mergers and the transactions contemplated by this Agreement are subject to the satisfaction or (to the extent permitted by Law) waiver by the Company and Parent at or prior to the Adviser Merger Effective Time of the following conditions:

        (a)   Parent shall have obtained the Parent Stockholder Approval and the Company shall have obtained the Company Stockholder Approval;

        (b)   the Parent Stock Issuance and the issuance of shares of Parent Common Stock upon the conversion of any instruments exchangeable therefor or convertible thereto shall have been approved for listing on NASDAQ, subject to official notice of issuance;

        (c)   the Form N-14 shall have become effective under the Securities Act and shall not be the subject of any stop order or Proceedings seeking a stop order;

        (d)   (i) any applicable waiting period (and any extension thereof) under Antitrust Law relating to the consummation of the Mergers shall have expired or early termination thereof shall have been granted and (ii) any authorization or consent from a Governmental Authority required to be obtained with respect to the Mergers under any Antitrust Law shall have been obtained and shall remain in full force and effect;

        (e)   no Governmental Authority of competent jurisdiction shall have issued or entered any Order that is then in effect and has the effect of restraining, enjoining or otherwise prohibiting the consummation of the Mergers;

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        (f)    any authorization or consent from a Governmental Authority required to be obtained with respect to the Mergers as set forth on Section 6.1(f) of the Company Disclosure Letter shall have been obtained and shall remain in full force and effect;

        (g)   the consummation of the transactions contemplated by the Mortgage Manager Purchase Agreement shall have occurred (or shall occur concurrently or substantially concurrently with the Closing) and the Company shall have received aggregate cash proceeds of $562,000,000 without giving effect to and prior to (i) any adjustments or payments contemplated by the Mortgage Manager Purchase Agreement or (ii) any debt repayments required or caused by the Merger, this Agreement or the Mortgage Manager Purchase Agreement or the transactions contemplated hereby or thereby; and

        (h)   Consenting AUM shall be equal to or greater than seventy-five percent (75%) of Aggregate AUM.

        Section 6.2    Conditions to Obligations of Parent, Acquisition Sub and IHAM to Effect the Mergers.    The obligations of Parent, Acquisition Sub and IHAM to effect the Mergers and the transactions contemplated by this Agreement are subject to the satisfaction or (to the extent permitted by Law) waiver by Parent at or prior to the Adviser Merger Effective Time of the following additional conditions:

        (a)   each of the representations and warranties of the Company or Subsidiary Adviser, as applicable, (i) contained in Section 3.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) when made and as of the Closing Date as though made on and as of the Closing Date, (ii) contained in Sections 3.2(b), 3.2(c), 3.2(d), 3.3(a), 3.23, 3.24 and 3.25 (together with Section 3.2(a), the "Company Fundamental Representations") shall be true and correct in all material respects, without giving effect to any materiality or "Company Material Adverse Effect" qualifications therein, when made and as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only) and (iii) contained in this Agreement (other than the Company Fundamental Representations), without giving effect to any materiality or "Company Material Adverse Effect" qualifications therein, shall be true and correct when made and as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), except for such failures to be true and correct as would not, individually or in the aggregate, have a Company Material Adverse Effect;

        (b)   the Company shall have performed or complied in all material respects with its obligations required under this Agreement to be performed or complied with on or prior to the Closing Date;

        (c)   Parent shall have received a certificate signed by an executive officer of the Company certifying as to the matters set forth in Section 6.2(a), Section 6.2(b) and Section 6.2(e); and

        (d)   since the date of this Agreement, there shall not have occurred and be continuing any Company Material Adverse Effect.

        Section 6.3    Conditions to Obligation of the Company and Subsidiary Adviser to Effect the Mergers.    The obligation of the Company and Subsidiary Adviser to effect the Mergers and the transactions contemplated by this Agreement is further subject to the satisfaction or (to the extent permitted by Law) waiver by the Company at or prior to the Adviser Merger Effective Time of the following additional conditions:

        (a)   each of the representations and warranties of Parent, Acquisition Sub and IHAM, as applicable, (i) contained in Section 4.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) when made and as of the Closing Date as though made on and as of the Closing

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Date, (ii) contained in Sections 4.2(b), 4.2(c), 4.2(d), 4.3(a), 4.20, 4.22 and 4.23 (together with Section 4.2(a), the "Parent Fundamental Representations") shall be true and correct in all material respects without giving effect to any materiality or "Parent Material Adverse Effect" qualifications therein, when made and as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only) and (iii) contained in this Agreement (other than the Parent Fundamental Representations), without giving effect to any materiality or "Parent Material Adverse Effect" qualifications therein, shall be true and correct when made and as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), except for such failures to be true and correct as would not, individually or in the aggregate, have a Parent Material Adverse Effect;

        (b)   Parent or Acquisition Sub shall have performed or complied in all material respects with its obligations required under this Agreement to be performed or complied with on or prior to the Closing Date;

        (c)   the Company shall have received a certificate signed by an executive officer of Parent certifying as to the matters set forth in Section 6.3(a), Section 6.3(b) and Section 6.3(f); and

        (d)   since the date of this Agreement, there shall not have occurred and be continuing any Parent Material Adverse Effect.

        Section 6.4    Frustration of Closing Conditions.    Neither Parent nor Acquisition Sub may rely on the failure of any condition set forth in Section 6.1 or Section 6.2 to be satisfied if such failure was primarily caused by the failure of Parent or Acquisition Sub to perform any of its material obligations under this Agreement. The Company may not rely on the failure of any condition set forth in Section 6.1 or Section 6.3 to be satisfied if such failure was primarily caused by its failure to perform any of its material obligations under this Agreement.

ARTICLE VII

TERMINATION, AMENDMENT AND WAIVER

        Section 7.1    Termination.    Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Adviser Merger Effective Time, whether before or after the Company Stockholder Approval or Parent Stockholder Approval is obtained (except as otherwise expressly noted), as follows:

        (a)   by mutual written consent of each of Parent and the Company; or

        (b)   by either Parent or the Company, if:

            (i)  the Mergers shall not have been consummated on or before 5:00 p.m. (New York time) on May 23, 2017 (the "Termination Date"); provided, that if the Mergers have not been consummated on or before the Termination Date, but on such date all of the conditions set forth in Article VI shall have been satisfied or waived other than the condition set forth in Section 6.1(g) to consummate the transactions contemplated by the Mortgage Manager Purchase Agreement or an Alternative Mortgage Manager Transaction and those conditions that by their nature are to be satisfied by action taken at the Closing, then neither the Company nor Parent is permitted to terminate this Agreement pursuant to this Section 7.1(b)(i) until August 23, 2017 (the "Extension Date"); provided, further, that the right to terminate this Agreement pursuant to this Section 7.1(b)(i) shall not be available to any party if the failure of such party to perform or comply with any of its obligations under this Agreement has been the principal cause of or

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  resulted in the failure of the Closing to have occurred on or before the Termination Date or Extension Date, as applicable;

           (ii)  prior to the Adviser Merger Effective Time, any Governmental Authority of competent jurisdiction shall have issued or entered any Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such Order or other action shall have become final and non-appealable; provided, however, that the right to terminate this Agreement under this Section 7.1(b)(ii) shall not be available to a party if the issuance of such Order or taking of such action was proximately caused by the failure of such party, and in the case of Parent, including the failure of Acquisition Sub, to perform or comply with any of its obligations under this Agreement;

          (iii)  the Company Stockholder Approval shall not have been obtained upon a vote taken thereon at the Company Stockholders' Meeting duly convened therefor or at any adjournment or postponement thereof; or

          (iv)  the Parent Stockholder Approval shall not have been obtained; provided, that such termination right may not be exercised until the day immediately preceding the Termination Date; or

        (c)   by the Company if:

            (i)  Parent, Parent External Adviser, Acquisition Sub or IHAM shall have breached or failed to perform any of their respective representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (A) would result in the failure of a condition set forth in Section 6.3 and (B) is not capable of being cured by Parent, Parent External Adviser, Acquisition Sub or IHAM, as applicable, by the Termination Date or Extension Date, as applicable, or, if capable of being cured, shall not have been cured by Parent or Acquisition Sub on or before the earlier of (x) the Termination Date or Extension Date, as applicable, and (y) the date that is thirty (30) calendar days following the Company's delivery of written notice to Parent of such breach or failure to perform; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.1(c)(i) if the Company is then in material breach of any of its material obligations under this Agreement so as to result in the failure of a condition set forth in Section 6.2;

           (ii)  at any time prior to the receipt of the Parent Stockholder Approval, the Parent Board shall have made a Parent Adverse Recommendation Change or Parent shall have failed to include in the Joint Proxy Statement the Parent Recommendation;

          (iii)  Parent enters into a definitive agreement with respect to a Superior Proposal; or

          (iv)  at any time prior to receipt of the Company Stockholder Approval, in order for the Company to enter into a definitive agreement with respect to a Superior Proposal to the extent permitted by, and subject to the applicable terms and conditions of, Section 5.6; provided, that (A) such proposal did not arise from a material breach of any of the provisions set forth in Section 5.6 and (B) prior to or simultaneously with such termination the Company pays Parent the Company Termination Fee.

        (d)   by Parent if:

            (i)  the Company or Subsidiary Adviser shall have breached or failed to perform any of its representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (A) would result in the failure of a condition set forth in Section 6.2 and (B) is not capable of being cured by the Company or Subsidiary Adviser by the Termination Date or Extension Date, as applicable, or, if capable of being cured, shall not have been cured by the Company on or before the earlier of (x) the Termination Date or Extension Date, as

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  applicable, and (y) the date that is thirty (30) calendar days following Parent's delivery of written notice to the Company of such breach or failure to perform; provided, that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.1(d)(i) if Parent or an Acquisition Sub is then in material breach of any of its material obligations under this Agreement so as to result in the failure of a condition set forth in Section 6.3;

           (ii)  at any time prior to the receipt of the Company Stockholder Approval, the Company Board shall have made a Company Adverse Recommendation Change or the Company shall have failed to include in the Joint Proxy Statement the Company Recommendation;

          (iii)  the Company enters into a definitive agreement with respect to a Superior Proposal; or

          (iv)  at any time prior to receipt of the Parent Stockholder Approval, in order for Parent to enter into a definitive agreement with respect to a Superior Proposal to the extent permitted by, and subject to the applicable terms and conditions of, Section 5.6; provided, that (A) such proposal did not arise from a material breach of any of the provisions set forth in Section 5.6 and (B) prior to or simultaneously with such termination Parent pays the Company the Parent Termination Fee.

        Section 7.2    Effect of Termination.    In the event that this Agreement is terminated and the Mergers abandoned pursuant to Section 7.1, written notice thereof shall be given by the terminating party to the other party, specifying the provisions hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void and of no effect without liability on the part of any party hereto, and all rights and obligations of any party hereto shall cease; provided, however, that, except as otherwise provided in Section 7.3 or in any other provision of this Agreement, no such termination shall relieve any party hereto of any liability or damages resulting from any intentional or willful breach of this Agreement prior to such termination or fraud, in which case, except as provided in Section 7.3, the aggrieved party shall be entitled to all remedies available at law or in equity; and provided, further, that the Confidentiality Agreements, this Section 7.2, Section 7.3, Section 7.6 and Article VIII shall survive any termination of this Agreement pursuant to Section 7.1.

        Section 7.3    Termination Fees.

        (a)   If, but only if, this Agreement is terminated by:

            (i)  Parent pursuant to Section 7.1(b)(i) or Section 7.1(d)(i) or either Parent or the Company pursuant to Section 7.1(b)(iii), and in any such case (x) prior to such termination (or of the Company Stockholders' Meeting in the case of termination pursuant to Section 7.1(b)(iii)), a Competing Proposal that has been made after the date of this Agreement shall have been publicly disclosed and not withdrawn prior to such date and (y) within twelve (12) months after such termination, the Company enters into a definitive agreement with respect to a Competing Proposal with a Third Party, which transaction is thereafter consummated (regardless of when such transaction is consummated) (provided, however, that for purposes of this Section 7.3(a)(i), the references to "twenty percent (20%)" in the definition of Competing Proposal shall be deemed to be references to "sixty-six and two-thirds percent (66 2/3%)");

           (ii)  the Company pursuant to Section 7.1(c)(iv); or

          (iii)  Parent pursuant to Section 7.1(d)(ii) or Section 7.1(d)(iii);

then, in any such case, the Company shall pay, or cause to be paid, to Parent the Company Termination Fee.

        Any payments required to be made under this Section 7.3(a) shall be made by wire transfer of same day funds to the account or accounts designated by Parent, (x) in the case of clause (i) above, on the same day as the consummation of the transaction contemplated therein, (y) in the case of clause (ii) above, immediately prior to or substantially concurrently with such termination and (z) in the

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case of clause (iii) above, promptly, but in no event later than three (3) Business Days after the date of such termination.

        (b)   If, but only if, this Agreement is terminated by:

            (i)  the Company pursuant to Section 7.1(b)(i) or Section 7.1(c)(i) or either Parent or the Company pursuant to Section 7.1(b)(iv), and in any such case (x) prior to such termination (or of the Parent Stockholders' Meeting in the case of termination pursuant to Section 7.1(b)(iv)), a Competing Proposal that has been made after the date of this Agreement shall have been publicly disclosed and not withdrawn prior to such date and (y) within twelve (12) months after such termination, Parent enters into a definitive agreement with respect to a Competing Proposal with a Third Party, which transaction is thereafter consummated (regardless of when such transaction is consummated) (provided, however, that for purposes of this Section 7.3(b)(i), the references to "twenty percent (20%)" in the definition of Competing Proposal shall be deemed to be references to "sixty-six and two-thirds percent (66 2/3%)");

           (ii)  Parent pursuant to Section 7.1(d)(iv); or

          (iii)  the Company pursuant to Section 7.1(c)(ii) or Section 7.1(c)(iii);

then, in any such case, Parent shall pay, or cause to be paid, to the Company the Parent Termination Fee.

        Any payments required to be made under this Section 7.3(b) shall be made by wire transfer of same day funds to the account or accounts designated by the Company, (x) in the case of clause (i) above, on the same day as the consummation of the transaction contemplated therein, (y) in the case of clause (ii) above, immediately prior to or substantially concurrently with such termination and (z) in the case of clause (iii) above, promptly, but in no event later than three (3) Business Days after the date of such termination.

        (c)   Notwithstanding anything to the contrary set forth in this Agreement, the parties agree that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion or Parent be required to pay the Parent Termination Fee on more than once occasion.

        (d)   Notwithstanding anything to the contrary set forth in this Agreement, Parent's right to receive payment from the Company of the Company Termination Fee pursuant to Section 7.3(a) and/or the right to receive payment of the Parent Expenses pursuant to Section 7.3(f), shall, in circumstances in which the Company Termination Fee or Parent Expenses (as applicable) are owed, constitute the sole and exclusive monetary remedy (other than Parent's right, after having received the Parent Expenses, to receive the Company Termination Fee less the Parent Expenses in the circumstances expressly contemplated in Section 7.3(a)) of Parent and Acquisition Sub against the Company and its Subsidiaries (including the members of the Subsidiary Adviser Group) and any of their respective former, current or future general or limited partners, stockholders, members, managers, directors, officers, employees, agents, Representatives or assignees (collectively, the "Company Related Parties") for all losses and damages suffered as a result of the failure of the transactions contemplated by this Agreement to be consummated or for a breach or failure to perform hereunder or otherwise, and upon payment of such amounts, none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby (except that the Company shall also be obligated with respect to Section 7.3(e) and Section 7.6). Notwithstanding anything to the contrary set forth in this Agreement, the Company's right to receive payment from Parent of the Parent Termination Fee pursuant to Section 7.3(b) and/or the right to receive payment of the Company Expenses pursuant to Section 7.3(g), shall, in circumstances in which the Parent Termination Fee or Company Expenses (as applicable) are owed, constitute the sole and exclusive monetary remedy (other than the Company's right, after having received the Company Expenses, to receive the Parent Termination Fee less the Company Expenses in the circumstances

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expressly contemplated in Section 7.3(b)) of the Company against Parent and its Subsidiaries and any of their respective former, current or future general or limited partners, stockholders, members, managers, directors, officers, employees, agents, Representatives or assignees (collectively, the "Parent Related Parties") and any Financing Source for all losses and damages suffered as a result of the failure of the transactions contemplated by this Agreement to be consummated or for a breach or failure to perform hereunder or otherwise, and upon payment of such amounts, no Parent Related Party or Financing Source shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby (except that Parent shall also be obligated with respect to Section 7.3(e) and Section 7.6).

        (e)   Each of the parties hereto acknowledges that (i) the agreements contained in this Section 7.3 are an integral part of the transactions contemplated by this Agreement, (ii) each of the Company Termination Fee, Parent Termination Fee, Company Expenses and Parent Expenses is not a penalty, but is liquidated damages, in a reasonable amount that will compensate the Company or Parent, as applicable, in the circumstances in which such fee or expenses are payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amount would otherwise be impossible to calculate with precision and (iii) without these agreements, the parties would not enter into this Agreement; accordingly, if the Company or Parent, as applicable, fails to timely pay any amount due pursuant to this Section 7.3 and, in order to obtain such payment, Parent or the Company, as applicable, commences a suit that results in a judgment against the other for the payment of any amount set forth in this Section 7.3, the Company or Parent, as applicable, shall pay the other its costs and expenses in connection with such suit (including reasonable attorneys' fees), together with interest on such amount at an annual rate equal to the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received, or such lesser rate as is the maximum permitted by Applicable Law.

        (f)    In the event this Agreement is terminated pursuant to Section 7.1(b)(iii), then the Company shall pay Parent (by wire transfer of immediately available funds) the reasonable and documented out-of-pocket fees and expenses of counsel, accountants, investment bankers, experts and consultants incurred by Parent and Acquisition Sub in connection with this Agreement and the transactions contemplated by this Agreement in an amount not to exceed $15,000,000 (the "Parent Expenses"); provided, that any payment of the Parent Expenses shall not affect Parent's right to receive any Company Termination Fee otherwise due under Section 7.3(a), but shall reduce, on a dollar for dollar basis, any Company Termination Fee that becomes due and payable under Section 7.3(a).

        (g)   In the event this Agreement is terminated pursuant to Section 7.1(b)(iv), then Parent shall pay the Company (by wire transfer of immediately available funds) the reasonable and documented out-of-pocket fees and expenses of counsel, accountants, investment bankers, experts and consultants incurred by the Company in connection with this Agreement and the transactions contemplated by this Agreement in an amount not to exceed $15,000,000 (the "Company Expenses"); provided, that any payment of the Company Expenses shall not affect the Company's right to receive any Parent Termination Fee otherwise due under Section 7.3(b), but shall reduce, on a dollar for dollar basis, any Parent Termination Fee that becomes due and payable under Section 7.3(b).

        (h)   Notwithstanding anything to the contrary set forth in this Agreement, in the event that the Company is obligated to pay, or cause to be paid, to Parent the Company Termination Fee under Section 7.3(a), the Company shall pay an amount equal to the lesser of (i) the Company Termination Fee and (ii) the sum of (A) the maximum amount that can be paid to Parent without causing Parent to fail to meet the requirements of Section 851(b)(2) of the Code determined as if the payment of such amount did not constitute income described in Section 851(b)(2) of the Code ("Qualifying Income"), as determined by Parent's independent certified public accountants, plus (B) in the event Parent receives

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either (1) a letter from Parent's counsel indicating that Parent has received a ruling from the IRS holding that the receipt by Parent of the Company Termination Fee would either constitute Qualifying Income or would be excluded from gross income for purposes of Section 851 of the Code or (2) an opinion from Parent's outside counsel to the effect that the receipt by Parent of the Company Termination Fee would either constitute Qualifying Income or would be excluded from gross income for purposes of Section 851 of the Code, an amount equal to the Company Termination Fee less the amount payable under clause (A) above. The Company agrees to amend this Section 7.3 at the reasonable request of Parent in order to (x) maximize the portion of the Company Termination Fee that may be distributed to Parent hereunder without causing Parent to fail to meet the requirements of Section 851(b)(2) of the Code, (y) improve Parent's chances of securing a favorable ruling described in this Section 7.3(h) or (z) assist Parent in obtaining a favorable legal opinion from its outside counsel as described in this Section 7.3(h).

          (i)  Notwithstanding anything to the contrary contained herein, the Company (solely on behalf of itself) (i) waives any rights or claims and (ii) agrees not to commence any Proceeding, in each case against any Financing Source in connection with this Agreement, the Debt Commitment Letter, the Debt Financing or in respect of any other document or any of the transactions contemplated hereby or thereby or any theory of law or equity (whether in tort, contract or otherwise) or in respect of any oral or written representations made or alleged to be made in connection herewith or therewith and agrees to cause any such Proceeding caused by the Company (solely on behalf of itself) to be dismissed and otherwise terminated. In furtherance and not in limitation of the foregoing waiver, it is acknowledged and agreed that no Financing Source shall have any liability for any claims or damages to the Company, its Subsidiaries or any Company Related Party in connection with this Agreement, the Debt Commitment Letter, the Debt Financing or the transactions contemplated hereby or thereby; provided, that nothing herein to the contrary shall prohibit (A) Parent from enforcing its rights directly against the Financing Sources under the Debt Commitment Letter or the Debt Financing or causing the Financing Sources to fund (including by seeking specific performance thereunder) pursuant to the Debt Commitment Letter or the Debt Financing (and Parent agrees to do so consistent with its covenants and obligations in this Agreement), provided, however, that for the avoidance of doubt, nothing in this Section 7.3(i) shall require Parent or any of its Subsidiaries to commence a Proceeding against any Financing Source to enforce the terms of the Debt Commitment Letter, and (B) the Company and Subsidiary Adviser from seeking specific performance pursuant to Section 8.9 to cause Parent to consummate the Mergers and the other transactions contemplated hereby.

        (j)    Notwithstanding anything to the contrary contained herein, each Financing Source (solely on behalf of itself) (i) waives any rights or claims, other than any rights or claims related to Section 7.4, Section 8.5, Section 8.7, Section 8.8, Section 8.10 and Section 8.12, and (ii) agrees not to commence any Proceeding, in each case against the Company, due to any breach or alleged breach of this Agreement or the Debt Commitment Letter. Notwithstanding the foregoing, no Financing Source waives any defenses in connection with any Proceeding commenced by any Person other than such Financing Source. In furtherance and not in limitation of the foregoing waiver, but without altering the terms of the Debt Financing or affecting the rights or remedies of the Financing Sources thereunder, it is acknowledged and agreed that neither the Company nor any of its Subsidiaries prior to the Company Merger Effective Time shall have any liability for any claims or damages waived in this Agreement to such Financing Source in connection with this Agreement or the Debt Commitment Letter.

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        Section 7.4    Amendment.    This Agreement may be amended by mutual agreement of the parties hereto in writing at any time before or after receipt of the Company Stockholder Approval or Parent Stockholder Approval; provided, however, that (a) after the Company Stockholder Approval or Parent Stockholder Approval has been obtained, there shall not be any amendment that by Applicable Law or in accordance with the rules of any stock exchange requires further approval by the stockholders of the Company or Parent, as applicable, without such further approval of such stockholders nor any amendment or change not permitted under Applicable Law and (b) without the prior written consent of the Financing Sources, no amendment shall be made to this Agreement that would adversely affect the rights of the Financing Sources as set forth in Section 8.5, Section 8.7, Section 8.8, Section 8.10 and Section 8.12.

        Section 7.5    Extension; Waiver.    At any time prior to the Adviser Merger Effective Time, subject to Applicable Law, any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any agreement or condition contained herein. Any such extension or waiver shall only be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by the Company, Parent or Acquisition Sub in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

        Section 7.6    Expenses; Transfer Taxes.    Except as expressly set forth herein (including Section 7.3), all expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses, whether or not the Mergers are consummated, provided, that Parent shall pay all costs and expenses in connection with the filings of the notification and report forms under the HSR Act in connection with the transactions contemplated by this Agreement. Other than Taxes imposed upon holders of Company Common Stock, Company Options or Company Incentive Awards, Parent shall pay all (i) transfer, stamp and documentary Taxes or fees and (ii) sales, use, gains, real property transfer and other similar Taxes or fees arising out of or in connection with this Agreement.

ARTICLE VIII

GENERAL PROVISIONS

        Section 8.1    Non-Survival of Representations, Warranties and Agreements.    The representations and warranties and covenants and agreements (to the extent such covenant or agreement contemplates or requires performance prior to the Closing) in this Agreement and any certificate delivered pursuant hereto by any Person shall terminate at the Company Merger Effective Time or, except as provided in Section 7.2, upon the termination of this Agreement pursuant to Section 7.1, as the case may be, except that this Section 8.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Company Merger Effective Time or after termination of this Agreement, including those contained in Section 5.7 and Section 5.10.

        Section 8.2    Notices.    All notices, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand

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delivery, by prepaid overnight courier (providing written proof of delivery) or by confirmed facsimile transmission or electronic mail, addressed as follows:

    if to Parent, Acquisition Sub, IHAM or IHAM GP:

      c/o Ares Capital Corporation
      245 Park Avenue, 44th Floor
      New York, NY 10167
      Phone: (212) 710-2100
      Fax: (212) 750-1777
      Email: deveer@aresmgmt.com; bloomstein@aresmgmt.com
      Attention: Kipp deVeer, Joshua Bloomstein

    with a copy (which shall not constitute notice) to:

      Latham & Watkins LLP
      885 Third Avenue
      New York, NY 10022
      Phone: (212) 906-1200
      Fax: (212) 751-4864
      Email: James.Gorton@lw.com; Adel.Aslanifar@lw.com;
                 Paul.Kukish@lw.com
      Attention: Jim Gorton, Adel Aslani-Far, Paul Kukish

    if to the Company or Subsidiary Adviser:

      c/o American Capital, Ltd.
      Two Bethesda Metro Center, 14th Floor
      Bethesda, MD 20814
      Phone: (301) 951-6122
      Fax: (301) 654-6714
      Email: sam.flax@americancapital.com
      Attention: Samuel A. Flax, Executive Vice President and General Counsel

    with a copy (which shall not constitute notice) to:

      Skadden, Arps, Slate, Meagher & Flom LLP
      4 Times Square
      New York, NY 10036
      Phone: (212) 735-3000
      Fax: (212) 735-2000
      Email: David.Goldschmidt@skadden.com
      Attention: David J. Goldschmidt, Esq.

    and:

      Skadden, Arps, Slate, Meagher & Flom LLP
      4 Times Square
      New York, NY 10036
      Phone: (212) 735-3000
      Fax: (212) 735-2000
      Email: Richard.Grossman@skadden.com
      Attention: Richard J. Grossman, Esq.

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    and:

      Skadden, Arps, Slate, Meagher & Flom LLP
      155 N. Wacker Drive
      Chicago, IL 60606
      Phone: (312) 407-0700
      Fax: (312) 407-0411
      Email: Shilpi.Gupta@skadden.com
      Attention: Shilpi Gupta, Esq.

    if to Parent External Adviser:

      Ares Capital Management LLC
      2000 Avenue of the Stars, 12th Floor
      Los Angeles, CA 90067
      Phone: (310) 201-4100
      Fax: (310) 201-4170
      Email: weiner@aresmgmt.com
      Attention: Mike Weiner

    with a copy (which shall not constitute notice) to:

      Proskauer Rose LLP
      2049 Century Park East
      Los Angeles, CA 90067
      Phone: (310) 284-4550
      Fax: (310) 557-2193
      Email: mworonoff@proskauer.com
      Attention: Michael A. Woronoff

or to such other address, electronic mail address or facsimile number for a party as shall be specified in a notice given in accordance with this Section 8.2; provided, that any notice received by facsimile transmission or electronic mail or otherwise at the addressee's location on any Business Day after 5:00 P.M. (addressee's local time) or on any day that is not a Business Day shall be deemed to have been received at 9:00 A.M. (addressee's local time) on the next Business Day; provided, further, that notice of any change to the address or any of the other details specified in or pursuant to this Section 8.2 shall not be deemed to have been received until, and shall be deemed to have been received upon, the later of the date specified in such notice or the date that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 8.2.

        Section 8.3    Interpretation; Certain Definitions.

        (a)   The parties have participated collectively in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted collectively by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

        (b)   Disclosure of any fact, circumstance or information in any Section of the Company Disclosure Letter or Parent Disclosure Letter shall be deemed to be disclosure of such fact, circumstance or information with respect to any other Section of the Company Disclosure Letter or Parent Disclosure Letter, respectively, if it is reasonably apparent that such disclosure relates to any such other Section. The inclusion of any item in the Company Disclosure Letter or Parent Disclosure Letter shall not be deemed to be an admission or evidence of materiality of such item.

        (c)   The words "hereof," "herein," "hereby," "hereunder" and "herewith" and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

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References to articles, sections, paragraphs, exhibits, annexes and schedules are to the articles, sections and paragraphs of, and exhibits, annexes and schedules to, this Agreement, unless otherwise specified, and the table of contents and headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the phrase "without limitation." Words describing the singular number shall be deemed to include the plural and vice versa, words denoting any gender shall be deemed to include all genders, words denoting natural persons shall be deemed to include business entities and vice versa and references to a Person are also to its permitted successors and assigns. The phrases "the date of this Agreement" and "the date hereof" and terms or phrases of similar import shall be deemed to refer to May 23, 2016, unless the context requires otherwise. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder (provided, that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute shall be deemed to refer to such statute, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date). Terms defined in the text of this Agreement have such meaning throughout this Agreement, unless otherwise indicated in this Agreement, and all terms defined in this Agreement shall have the meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. Any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor Laws (provided, that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute shall be deemed to refer to such statute, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date). All references to "dollars" or "$" refer to currency of the United States.

        Section 8.4    Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Mergers be consummated as originally contemplated to the fullest extent possible.

        Section 8.5    Assignment.    Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties; provided, that Parent may assign this Agreement, effective at and after the Closing, to the Financing Sources and any parties providing the Debt Financing pursuant to the terms thereof for purposes of creating a security interest herein or otherwise assign as collateral in respect of such Debt Financing. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns. Any attempted assignment in violation of this Section 8.5 shall be null and void.

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        Section 8.6    Entire Agreement.    This Agreement (including the exhibits, annexes and appendices hereto) constitutes, together with the Company Support Agreements, Elliott Support Agreement, Parent Support Agreements, Confidentiality Agreements, Company Disclosure Letter and Parent Disclosure Letter, the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

        Section 8.7    No Third-Party Beneficiaries.    This Agreement is not intended to and shall not confer upon any Person other than the parties hereto any rights or remedies hereunder; provided, however, that it is specifically intended that the D&O Indemnified Parties (with respect to Section 5.7 and this Section 8.7 from and after the Company Merger Effective Time), Parent External Adviser (with respect to Article II, Section 3.29, Section 4.30, Section 4.31, Section 5.4(g), Section 5.5(a), Section 5.9, Section 5.10(a), Section 5.10(b), Section 5.10(f) and this Section 8.7) and the Financing Sources (with respect to Section 7.4, Section 8.5, this Section 8.7, Section 8.8, Section 8.10 and Section 8.12), regardless of whether the Debt Financing contemplated by the Debt Commitment Letter is consummated, are intended third-party beneficiaries hereof.

        Section 8.8    Governing Law.    This Agreement and all Proceedings (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of Parent, Acquisition Sub or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. Notwithstanding the foregoing, each of the parties agrees that any interpretation of any commitment letters, including the Debt Commitment Letter, or fee letters related to the Debt Financing and all matters relating thereto, shall be governed and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of New York.

        Section 8.9    Specific Performance.    The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party hereto does not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. Accordingly, the parties acknowledge and agree that, prior to any termination of this Agreement pursuant to Article VII and subject to Section 7.3(d), the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

Annex A-92

        Section 8.10    Consent to Jurisdiction.

        (a)   Each of the parties hereto hereby (a) expressly and irrevocably submits to the exclusive personal jurisdiction of the Delaware Court of Chancery or any federal court sitting in the State of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than the Delaware Court of Chancery or any federal court sitting in the State of Delaware and (d) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any Proceeding arising out of or relating to this Agreement. Each of Parent, Parent External Adviser, Acquisition Sub and the Company agrees that a final and nonappealable judgment in any Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

        (b)   Each party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in Section 8.10(a) in any such Proceeding by mailing copies thereof by registered or certified United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 8.2. However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

        (c)   Notwithstanding anything to the contrary in this Agreement, each of the parties hereto agrees that it will not bring or support any action, cause of action, claim, cross-claim or third-party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against the Financing Sources and their respective current, former or future directors, officers, general or limited partners, stockholders, members, managers, controlling persons, Affiliates, employees or Representatives in any way relating to this Agreement or any of the transactions contemplated by this Agreement, including any dispute arising out of or relating in any way to the Debt Financing or the performance thereof, in any forum other than the Supreme Court of the State of New York, County of New York, or, if under applicable law exclusive jurisdiction is vested in the federal courts, the United States District Court for the Southern District of New York (and appellate courts thereof).

        Section 8.11    Counterparts.    This Agreement may be executed in multiple counterparts, all of which shall together be considered one and the same agreement. Delivery of an executed signature page to this Agreement by electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

        Section 8.12    WAIVER OF JURY TRIAL.    EACH OF PARENT, PARENT EXTERNAL ADVISER, ACQUISITION SUB AND THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT, ACQUISITION SUB OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF, IN EACH CASE INCLUDING ANY LEGAL PROCEEDING AGAINST ANY FINANCING SOURCE ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED HEREBY OR THE DEBT FINANCING.

[Remainder of page intentionally left blank; signature page follows.]

Annex A-93

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

ARES CAPITAL CORPORATION
By:	R. Kipp deVeer
	Name:	R. Kipp deVeer
	Title:	Chief Executive Officer
ORION ACQUISITION SUB, INC.
By:	Joshua M. Bloomstein
	Name:	Joshua M. Bloomstein
	Title:	Authorized Signatory
AMERICAN CAPITAL, LTD.
By:	Samuel A. Flax
	Name:	Samuel A. Flax
	Title:	Executive Vice President and General Counsel
AMERICAN CAPITAL ASSET MANAGEMENT, LLC
By:	Samuel A. Flax
	Name:	Samuel A. Flax
	Title:	Executive Vice President and Secretary
IVY HILL ASSET MANAGEMENT, L.P.
By:	Mitchell Goldstein
	Name:	Mitchell Goldstein
	Title:	Authorized Signatory

IVY HILL ASSET MANAGEMENT GP, LLC, in its capacity as general partner of Ivy Hill Asset Management, L.P.
By:	Mitchell Goldstein
	Name:	Mitchell Goldstein
	Title:	Authorized Signatory
ARES CAPITAL MANAGEMENT LLC, solely for purposes of Section 2.2(a)(ii)(B), Section 2.3(a)(iii), Section 4.29, Section 4.30, Section 7.4 and Article VIII, in its capacity as Parent's investment adviser
By:	Michael D. Weiner
	Name:	Michael D. Weiner
	Title:	EVP, General Counsel

 APPENDIX A

DEFINITIONS

        As used in this Agreement, the following terms shall have the following meanings:

        "2013 Indenture" shall have the meaning set forth in Section 5.11.

        "Acceptable Confidentiality Agreement" shall have the meaning set forth in Section 5.6(d).

        "Acquisition Sub" shall have the meaning set forth in the Preamble.

        "Adverse Recommendation Change" shall have the meaning set forth in Section 5.6(e).

        "Adviser" shall have the meaning set forth in Section 3.12(b).

        "Adviser Merger Certificate of Merger" shall have the meaning set forth in Section 1.3(a)(i).

        "Adviser Merger Effective Time" shall have the meaning set forth in Section 1.3(a)(i).

        "Adviser Merger" shall have the meaning set forth in the Recitals.

        "Adviser Merger Surviving Entity" shall have the meaning set forth in Section 1.1.

        "Advisory Agreement" shall mean any Contract entered into by a member of the Subsidiary Adviser Group with a Fund for the purpose of acting as an investment adviser, investment manager or investment sub-adviser. (For the avoidance of doubt, an Advisory Agreement in respect of a CLO/CDO Issuer shall, for all purposes of this Agreement, be defined as and deemed both an "Advisory Agreement" and a "Collateral Management Agreement").

        "Affiliate" shall mean, with respect to any Person, any individual, partnership, corporation, entity or other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, the first Person specified; provided, that: (a) no Portfolio Company or Controlled Affiliate of a Portfolio Company (other than Subsidiary Adviser and its Consolidated Subsidiaries (other than the Specified Energy and Infrastructure Companies)) shall be an Affiliate of the Company or any Controlled Affiliate thereof (including Subsidiary Adviser and its Consolidated Subsidiaries), (b) no Fund or Controlled Affiliate of a Fund shall be an Affiliate of the Company or any Controlled Affiliate thereof (including Subsidiary Adviser and its Consolidated Subsidiaries), (c) no Portfolio Company or Controlled Affiliate of a Portfolio Company shall be an Affiliate of Parent or any Controlled Affiliate thereof and (d) following consummation of the Mortgage Manager Purchase Agreement, none of Mortgage Manager and its Subsidiaries shall be an Affiliate of the Company or any Affiliate thereof.

        "Aggregate AUM" shall mean the aggregate AUM in respect of all Funds (other than the CDO Fund) as of the Base Date (which aggregate amount is set forth in Section 3.19(c) of the Company Disclosure Schedule).

        "Agreement" shall have the meaning set forth in the Preamble.

        "Alternate Mortgage Manager Transaction" shall have the meaning set forth in Section 5.20.

        "Alternative Financing" shall have the meaning set forth in Section 5.19(d).

        "Antitrust Laws" shall have the meaning set forth in Section 3.4.

        "Applicable Law" shall mean any domestic or foreign federal, state or local statute, law (whether statutory or common law), ordinance, rule, administrative interpretation, regulation, order, writ, judgment or directive (including those of any self-regulatory organization) applicable to and legally binding on the Company, any Fund, Parent, Acquisition Sub, the Company or any of their respective Affiliates, directors, employees or agents, as the case may be.

Appendix A-1

        "Articles of Merger" shall have the meaning set forth in Section 1.3(a).

        "AUM" shall have the meaning set forth in Section 3.19(c).

        "Base Date" shall mean March 31, 2016.

        "BDC" shall have the meaning set forth in Section 3.1.
        "Blue Sky Laws" shall mean state securities or "blue sky" laws.

        "Book-Entry Shares" shall have the meaning set forth in Section 2.2(a)(ii).

        "Business Day" shall mean any day other than a Saturday, Sunday or a day on which all banking institutions in New York, New York are authorized or obligated by Law or executive order to close.

        "Cash Consideration" shall have the meaning set forth in Section 2.2(a)(ii).

        "CDO Fund" shall mean ACAS CRE CDO 2007-1, Ltd., a Cayman Islands exempted company with limited liability.

        "Certificates" shall have the meaning set forth in Section 2.2(a)(ii).

        "CLO Indenture" shall mean each indenture of each CLO/CDO Issuer.

        "CLO/CDO Issuer" shall have the meaning set forth in Section 3.13(h).

        "Closing" shall have the meaning set forth in Section 1.2.

        "Closing Date" shall have the meaning set forth in Section 1.2.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Collateral Management Agreement" shall mean each collateral management agreement or similar Advisory Agreement in respect of a CLO/CDO Issuer whereby a member of the Subsidiary Adviser Group has agreed to manage assets or provide advice with respect to the management of assets, including synthetic assets (e.g., any notional "basket" of instruments), of such CLO/CDO Issuer.

        "Company" shall have the meaning set forth in the Preamble.

        "Company Adverse Recommendation Change" shall have the meaning set forth in Section 5.3(b).

        "Company Agreements" shall mean all employment, change in control, severance and other compensation plans, agreements and arrangements existing immediately prior to the execution of this Agreement that are between the Company or any of its Consolidated Subsidiaries and any director, officer or employee thereof or maintained by the Company or any of its Consolidated Subsidiaries.

        "Company Benefit Plan" shall have the meaning set forth in Section 3.16(a).

        "Company Board" shall have the meaning set forth in the Recitals.

        "Company Common Stock" shall have the meaning set forth in Section 2.2(a)(i).

        "Company Confidentiality Agreement" shall mean the confidentiality agreement, dated February 5, 2016, as amended on March 16, 2016, between Parent and the Company.

        "Company Disclosure Letter" shall mean the disclosure letter delivered by the Company to Parent simultaneously with the execution of this Agreement.

        "Company Expenses" shall have the meaning set forth in Section 7.3(g).

        "Company Fundamental Representations" shall have the meaning set forth in Section 6.2(a).

        "Company Incentive Award" shall mean an incentive award under the Performance Incentive Plans.

Appendix A-2

        "Company Leased Real Property" shall have the meaning set forth in Section 3.20(b).

        "Company Material Adverse Effect" shall mean any fact, circumstance, event, change, occurrence or effect that would have or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on, or is or would reasonably be expected to be or to become materially adverse to, (1) the business, condition (financial or otherwise), properties, liabilities, assets or results of operations of the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a whole, or (2) the ability of the Company to timely perform its obligations under this Agreement or consummate the transactions contemplated by this Agreement; provided, however, that none of the following (or the results thereof) shall constitute or be taken into account in determining whether a Company Material Adverse Effect shall have occurred or exists or would reasonably be expected to occur or exist, with respect to clause (1) above: (i) changes in general economic, financial market, business or geopolitical conditions; (ii) general changes or developments in any of the industries or markets in which the Company, any of its Subsidiaries (including the Subsidiary Adviser Group), any Fund or any of the Portfolio Companies operate (or applicable portions or segments of such industries or markets); (iii) changes in any Applicable Laws or applicable accounting regulations or principles or interpretations thereof; (iv) any change in the price or trading volume of the Company's, any of the Funds' or any of the Portfolio Companies' securities or other financial instruments, in and of itself (provided, that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of "Company Material Adverse Effect" may be taken into account in determining whether there has been a Company Material Adverse Effect); (v) any failure by the Company, any of the Funds or any of the Portfolio Companies to meet published analyst estimates or expectations of the Company's, such Fund's or such Portfolio Company's revenue, earnings or other financial performance or results of operations for any period, in and of itself (provided, that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of "Company Material Adverse Effect" may be taken into account in determining whether there has been a Company Material Adverse Effect); (vi) any failure by the Company, any of its Subsidiaries (including the Subsidiary Adviser Group), any of the Funds or any Portfolio Company to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided, that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of "Company Material Adverse Effect" may be taken into account in determining whether there has been a Company Material Adverse Effect); (vii) any outbreak or escalation of hostilities or war or any act of terrorism, or any acts of God or natural disasters; (viii) the initiation of litigation by any Person with respect to this Agreement or the Mortgage Manager Purchase Agreement or the transactions contemplated hereby or thereby; (ix) any action taken by (A) the Company, any of its Subsidiaries (including the Subsidiary Adviser Group), any Fund or any Portfolio Company, in each case that is expressly required to be taken pursuant to this Agreement, or (B) the Company or any of its Affiliates, Mortgage Manager or any of its Subsidiaries, or any REIT, in each case that is expressly required to be taken pursuant to the Mortgage Manager Purchase Agreement; (x) any actions taken (or omitted to be taken) at the request of Parent to the extent taken in accordance with such request (other than pursuant to Section 5.1); (xi) the termination of the investment advisory relationship with any Fund (including the termination of any Advisory Agreements); and (xii) the termination of the employment of any person employed by the Company and any of its Subsidiaries (including the Subsidiary Adviser Group) resulting from the announcement or pendency of this Agreement); provided, that the facts, circumstances, events, changes, occurrences or effects set forth in clauses (i) through (iii) and (vii) above shall be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent (but only to such extent) such facts, circumstances, events, changes, occurrences or effects have a disproportionate impact on the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group, taken as a

Appendix A-3

whole, relative to the other participants in the industries in which the Company, its Consolidated Subsidiaries and the members of the Subsidiary Adviser Group operate.

        "Company Material Contract" shall have the meaning set forth in Section 3.19(a).

        "Company Merger" shall have the meaning set forth in the Recitals.

        "Company Merger Certificate of Merger" shall have the meaning set forth in Section 1.4(a)(i).

        "Company Merger Effective Time" shall have the meaning set forth in Section 1.4(a)(i).

        "Company Merger Surviving Corporation" shall have the meaning set forth in Section 1.1.

        "Company Option" shall mean each outstanding option to purchase shares of Company Common Stock under any of the Company Benefit Plans.

        "Company Permits" shall have the meaning set forth in Section 3.5(a).

        "Company Recommendation" shall mean the recommendation of the Company Board that the stockholders of the Company adopt this Agreement and approve the transactions contemplated hereby, including the Company Merger.

        "Company Related Parties" shall have the meaning set forth in Section 7.3(d).

        "Company SEC Documents" shall have the meaning set forth in Section 3.6(a).

        "Company Stockholder Approval" shall have the meaning set forth in Section 3.23.

        "Company Stockholders' Meeting" shall have the meaning set forth in Section 5.3(b).

        "Company Support Agreements" shall have the meaning set forth in the Recitals.

        "Company Termination Fee" shall mean $140,000,000.

        "Competing Proposal" shall have the meaning set forth in Section 5.6(h)(i).

        "Confidentiality Agreements" shall mean, together, the Company Confidentiality Agreement and the Parent Confidentiality Agreement.

        "Consent" shall have the meaning set forth in Section 3.4.

        "Consenting AUM" shall mean the aggregate AUM as of the Base Date for all Consenting Funds (for the avoidance of doubt, such aggregate amount to be calculated based on the AUM as of the Base Date for each applicable Fund set forth opposite the name of such Fund in Section 3.19(c) of the Company Disclosure Letter).

        "Consenting Fund" shall mean (a) the Regulated Fund, if the Regulated Fund is deemed to have consented as contemplated by in Section 5.4(d)(ii) or the Regulated Fund Board has approved an interim Advisory Agreement as contemplated by Section 5.4(d)(iv); (b) each Non-Regulated Fund (other than the CDO Fund and the European Funds) in respect of which (i) the consent of such Non-Regulated Fund to the "assignment" (as defined in the Investment Advisers Act or, if applicable, other Applicable Law) of its Advisory Agreement resulting from the consummation of the transactions contemplated hereby (if and to the extent required by the terms of such Advisory Agreement and/or Applicable Law, and in the manner required by the terms of such Advisory Agreement and/or Applicable Law) has been obtained no later than the second (2nd) Business Day prior to Closing or (ii) the Adviser that provides investment advisory services to such Non-Regulated Fund pursuant to an Advisory Agreement has been transferred or sold to a Third Party (with the prior written consent of Parent) prior to the Closing; and (c) each European Fund. For the avoidance of doubt, the consents described in this definition of "Consenting Fund" do not and are not intended to include any consent,

Appendix A-4

approval or waiver that may be necessary or required as a result of any action taken pursuant to the Restructuring.

        "Consolidated Subsidiary" shall mean, with respect to any Person, any other Person, whether incorporated or unincorporated, that is consolidated or required to be consolidated with such Person for financial reporting purposes under GAAP; provided, that (a) no Portfolio Company or Consolidated Subsidiary of a Portfolio Company (including Subsidiary Adviser and its Consolidated Subsidiaries) shall be a Consolidated Subsidiary of the Company or any Consolidated Subsidiary thereof, (b) no Fund or Consolidated Subsidiary of a Fund shall be a Consolidated Subsidiary of (i) the Company or any Consolidated Subsidiary thereof or (ii) Subsidiary Adviser or a Consolidated Subsidiary thereof, (c) no Portfolio Company or Consolidated Subsidiary of a Portfolio Company shall be a Consolidated Subsidiary of Parent or any Consolidated Subsidiary thereof, (d) no Portfolio Company or Consolidated Subsidiary of a Portfolio Company (other than Subsidiary Adviser and its Consolidated Subsidiaries (other than the Specified Energy and Infrastructure Companies)) shall be a Consolidated Subsidiary of Subsidiary Adviser or any Consolidated Subsidiary thereof, and (e) following consummation of the Mortgage Manager Purchase Agreement, none of Mortgage Manager and its Subsidiaries shall be a Consolidated Subsidiary of (i) the Company or any Consolidated Subsidiary thereof or (ii) Subsidiary Adviser or any Consolidated Subsidiary thereof.

        "Contract" shall mean any written contract, subcontract, lease, sublease, conditional sales contract, purchase order, sales order, task order, delivery order, license, indenture, note, bond, loan, instrument, understanding, permit, concession, franchise, commitment, partnership, limited liability company or other agreement.

        "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or partnership or other interests, by contract or otherwise. For purposes of this definition, a general partner or managing member of a Person shall always be considered to Control such Person. The terms "Controlling" and "Controlled" shall have correlative meanings.

        "Credit Suisse" shall have the meaning set forth in Section 3.24.

        "D&O Indemnified Parties" shall have the meaning set forth in Section 5.7(a).

        "Debt Commitment Letter" shall have the meaning set forth in Section 4.21(a).

        "Debt Financing" shall have the meaning set forth in Section 4.21(a).

        "Delaware Secretary of State" shall mean the Secretary of State of the State of Delaware.

        "DGCL" shall have the meaning set forth in the Recitals.

        "Dissenting Shares" shall have the meaning set forth in Section 2.5.

        "Elliott Support Agreement" shall have the meaning set forth in the Recitals.

        "Environmental Laws" shall mean all applicable and legally enforceable Laws relating to pollution or protection of the environment, including Laws relating to Releases of Hazardous Materials and the manufacture, processing, distribution, use, treatment, storage, Release, transport or handling of Hazardous Materials, including the Federal Water Pollution Control Act (33 U.S.C. §1251 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §6901 et seq.), the Safe Drinking Water Act (42 U.S.C. §3000(f) et seq.), the Toxic Substances Control Act (15 U.S.C. §2601 et seq.), the Clean Air Act (42 U.S.C. §7401 et seq.), the Oil Pollution Act of 1990 (33 U.S.C. §2701 et seq.), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §9601 et seq.), the Endangered Species Act of 1973 (16 U.S.C. §1531 et seq.), and other similar state and local statutes, in effect as of the date hereof.

Appendix A-5

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

        "European Funds" shall mean the Non-Regulated Funds listed under "European Funds" in Section 3.13(a) of the Company Disclosure Letter.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "Exchange Agent" shall have the meaning set forth in Section 2.3(a).

        "Exchange Fund" shall have the meaning set forth in Section 2.3(a).

        "Exchange Ratio" shall have the meaning set forth in Section 2.2(a)(ii).

        "Existing Credit Facilities" shall mean (a) the Senior Secured Term Loan Credit Agreement, dated as of August 22, 2012, among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (as amended); (b) the Senior Secured Revolving Credit Agreement, dated as of August 22, 2012, among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (as amended); and (c) the Second Amended and Restated Credit Agreement, dated as of December 11, 2015, among ACAS Funding I, LLC, the lenders party thereto and Bank of America, N.A., as administrative agent (as amended).

        "Extension Date" shall have the meaning set forth in Section 7.1(b)(i).

        "FCPA" shall mean the U.S. Foreign Corrupt Practices Act of 1977, as amended.

        "Fee Letter" shall have the meaning set forth in Section 4.21(a).

        "Financing Sources" shall have the meaning set forth in Section 5.19(c).

        "Forecasts" shall have the meaning set forth in Section 4.30.

        "Form N-14" shall have the meaning set forth in Section 3.7.

        "Funds" shall mean the Non-Regulated Funds and the Regulated Fund.

        "GAAP" shall mean the United States generally accepted accounting principles.

        "Goldman Sachs" shall have the meaning set forth in Section 3.24.

        "Governmental Authority" shall mean any United States (federal, state or local) or foreign government, or any governmental, regulatory, judicial or administrative authority, agency or commission.

        "Hard 8 Restructuring" shall mean the restructuring of the Company's investment in Hard 8 Games, LLC, in a manner reasonably acceptable to Parent, in order to exchange the Company's equity investment therein for a convertible debt instrument and no other corporate governance rights (except limited board or other governing body observer rights).

        "Hazardous Materials" shall mean all substances defined as "Hazardous Substances," "Oils," "Pollutants" or "Contaminants" in the National Oil and Hazardous Substances Pollution Contingency Plan, 40 C.F.R. § 300.5, or defined as such by, or regulated as such under, any Environmental Law.

        "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

        "IHAM" shall have the meaning set forth in the Recitals.

        "IHAM GP" shall have the meaning set forth in the Recitals.

        "Incentive Award Payment" shall have the meaning set forth in Section 2.4(b).

Appendix A-6

        "Indebtedness" shall mean (a) any indebtedness or other obligation for borrowed money, whether current, short term or long term and whether secured or unsecured, (b) any indebtedness evidenced by a note, bond, debenture or other Security or similar instrument, (c) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations, (d) any capitalized lease obligations, (e) any direct or contingent obligations under letters of credit, bankers' acceptances, bank guarantees, surety bonds and similar instruments, each to the extent drawn upon and unpaid, (f) any obligation to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business) and (g) guarantees in respect of clauses (a) through (f).

        "Intellectual Property Rights" shall have the meaning set forth in Section 3.17(b).

        "Intended Tax Treatment" shall have the meaning set forth in Section 5.17(a).

        "Internal Controls" shall have the meaning set forth in Section 3.8.

        "Investment Advisers Act" shall mean the Investment Advisers Act of 1940, as amended, and the rules and regulations of the SEC promulgated thereunder.

        "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC promulgated thereunder.

        "IRS" shall mean the United States Internal Revenue Service.

        "Joint Proxy Statement" shall have the meaning set forth in Section 3.7.

        "Knowledge" shall mean the actual knowledge of each of the following officers and employees of the Company, Parent or Parent External Adviser, as applicable, after reasonable inquiry by each such person of each such person's direct reports: (i) for the Company: Malon Wilkus, John R. Erickson, Samuel A. Flax and Brian Graff; (ii) for Parent: Michael Arougheti, Kipp deVeer, Penni Roll, Joshua Bloomstein, Scott Lem and Mitch Goldstein; and (iii) for Parent External Adviser: Michael D. Weiner, Joshua Bloomstein and Naseem Sagati.

        "Law" shall mean any and all domestic (federal, state or local) or foreign laws, rules, regulations, orders, judgments or decrees promulgated by any Governmental Authority.

        "Lien" shall mean liens, claims, mortgages, encumbrances, pledges, contracts, security interests, easements or charges of any kind.

        "LP Act" shall have the meaning set forth in the Recitals.

        "Make-up Dividend Amount" shall mean an amount per share in cash, without interest, equal to the sum of (a) to the extent the Company Merger Effective Time occurs after the Make-up Dividend Amount Record Date with respect to the dividend payable for the fourth quarter of 2016, the product of (i) 0.375 multiplied by (ii) the Exchange Ratio multiplied by (iii) the per share dividend amount declared by Parent with respect to the fourth quarter of 2016, plus (b) to the extent the Company Merger Effective Time occurs after the Make-up Dividend Amount Record Date with respect to the dividend payable for the first quarter of 2017, the product of (i) 0.75 multiplied by (ii) the Exchange Ratio multiplied by (iii) the per share dividend amount declared by Parent with respect to the dividend payable with respect to the first quarter of 2017, plus (c) to the extent the Company Merger Effective Time occurs after any Make-up Dividend Amount Record Date with respect to any dividend payable for any calendar quarter beginning with the second quarter of 2017, for each such quarter, the product of (i) the Exchange Ratio multiplied by (ii) the per share dividend amount declared by Parent with respect to such quarter.

        "Make-up Dividend Amount Record Date" shall mean the earlier of (a) the quarterly dividend record date of Parent for the applicable quarter and (b) such earlier ex-dividend date pursuant to

Appendix A-7

which a holder of Parent Common Stock is entitled to fully participate in the applicable quarterly dividend of Parent declared for the holders of Parent Common Stock as of such record date.

        "Merger Consideration" shall have the meaning set forth in Section 2.2(a)(ii).

        "Mergers" shall have the meaning set forth in the Recitals.

        "MGCL" shall have the meaning set forth in the Recitals.

        "Mortgage Manager" shall have the meaning set forth in the Recitals.

        "Mortgage Manager Buyer" shall have the meaning set forth in the Recitals.

        "Mortgage Manager Cash Consideration" shall have the meaning set forth in Section 2.2(a)(ii).

        "Mortgage Manager Purchase Agreement" shall have the meaning set forth in the Recitals.

        "Mortgage Manager TSA" shall have the meaning set forth in Section 5.23.

        "Mortgage Manager TSA Insurance" shall have the meaning set forth in Section 5.23.

        "Mortgage Manager TSA Insurance Amount" shall have the meaning set forth in Section 5.23.

        "MTGE REIT" shall have the meaning set forth in the Recitals.

        "NASDAQ" means The NASDAQ Stock Market.

        "Nevada Gaming Commission Approval" shall have the meaning set forth in Section 3.4.

        "Non-Regulated Fund" shall mean any pooled investment vehicle (including any CLO/CDO Issuer) for which a member of the Subsidiary Adviser Group acts as investment adviser or sub-adviser, or as general partner, managing member or sponsor, other than (a) the Regulated Fund and (b) any carry vehicle (or functionally equivalent) entity.

        "Non-Regulated Fund Financial Statement" shall have the meaning set forth in Section 3.13(f).

        "Notice of Adverse Recommendation" shall have the meaning set forth in Section 5.6(f).

        "Notice of Superior Proposal" shall have the meaning set forth in Section 5.6(f).

        "Option Consideration" shall mean (a) an amount of cash equal to the positive difference, if any, between the Total Cash Consideration and the Total Cash Exercise Price and (b) a number of shares of Parent Common Stock equal to (i) the positive difference, if any, between the Total Share Consideration and the Total Share Exercise Price divided (ii) by the Parent Measurement Price.

        "Order" shall mean any decree, order, judgment, injunction, temporary restraining order or other order in any Proceeding by or with any Governmental Authority.

        "Parent" shall have the meaning set forth in the Preamble.

        "Parent Administration Agreement" shall mean the Amended and Restated Administration Agreement, dated June 1, 2007, between Parent and Ares Operations LLC.

        "Parent Adverse Recommendation Change" shall have the meaning set forth in Section 5.3(c).

        "Parent Board" shall have the meaning set forth in the Recitals.

        "Parent Cash Consideration" shall have the meaning set forth in Section 2.2(a)(ii).

        "Parent Common Stock" shall have the meaning set forth in the Recitals.

        "Parent Confidentiality Agreement" shall mean the confidentiality agreement, dated April 15, 2016, between Parent and the Company.

Appendix A-8

        "Parent Disclosure Letter" shall mean the disclosure letter delivered by Parent to the Company simultaneously with the execution of this Agreement.

        "Parent Exemptive Order" shall have the meaning set forth in Section 4.4(b).

        "Parent Expenses" shall have the meaning set forth in Section 7.3(f).

        "Parent External Adviser" shall have the meaning set forth in the Preamble.

        "Parent External Adviser Cash Consideration" shall have the meaning set forth in Section 2.2(a)(ii).

        "Parent External Adviser Organizational Documents" shall mean the certificate of incorporation, bylaws (or equivalent organizational or governing documents), and other organizational or governing documents, agreements or arrangements, each as amended to date, of Parent External Adviser.

        "Parent External Adviser Permits" shall have the meaning set forth in Section 4.29(d)(i).

        "Parent External Advisory Agreement" shall mean the Restated Investment Advisory and Management Agreement, dated June 6, 2011, between Parent and Parent External Adviser.

        "Parent Forecasts" shall have the meaning set forth in Section 3.29.

        "Parent Fundamental Representations" shall have the meaning set forth in Section 6.3(a).

        "Parent Leased Real Property" shall have the meaning set forth in Section 4.18(b).

        "Parent Material Adverse Effect" shall mean any fact, circumstance, event, change, occurrence or effect that would have or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on, or is or would reasonably be expected to be or to become materially adverse to, (1) the business, condition (financial or otherwise), properties, liabilities, assets or results of operations of Parent and its Subsidiaries, taken as a whole, or (2) the ability of Parent to timely perform its obligations under this Agreement or consummate the transactions contemplated by this Agreement; provided, however, that none of the following shall constitute or be taken into account in determining whether a Parent Material Adverse Effect shall have occurred or exists or would reasonably be expected to occur or exist, with respect to clause (1) above: (i) changes in general economic, financial market, business or geopolitical conditions; (ii) general changes or developments in any of the industries or markets in which Parent or its Subsidiaries operate (or applicable portions or segments of such industries or markets); (iii) changes in any Applicable Laws or applicable accounting regulations or principles or interpretations thereof; (iv) any change in the price or trading volume of Parent's securities, in and of itself (provided, that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of "Parent Material Adverse Effect" may be taken into account in determining whether there has been a Parent Material Adverse Effect); (v) any failure by Parent to meet published analyst estimates or expectations of Parent's revenue, earnings or other financial performance or results of operations for any period, in and of itself (provided, that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of "Parent Material Adverse Effect" may be taken into account in determining whether there has been a Parent Material Adverse Effect); (vi) any failure by Parent to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided, that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of "Parent Material Adverse Effect" may be taken into account in determining whether there has been a Parent Material Adverse Effect); (vii) any outbreak or escalation of hostilities or war or any act of terrorism, or any acts of God or natural disasters; (viii) the initiation of litigation by any Person with respect to this Agreement or the transactions contemplated hereby; (ix) any action taken by Parent or any of its Subsidiaries, in each case which is expressly required to be taken pursuant to this Agreement

Appendix A-9

(other than pursuant to Section 5.2); (x) any actions taken at the request of the Company to the extent taken in accordance with such request; and (xi) the termination of the employment of any person employed by Parent or any of its Subsidiaries resulting from the announcement or pendency of this Agreement; provided, that the facts, circumstances, events, changes, occurrences or effects set forth in clauses (i) through (iii) and (vii) above shall be taken into account in determining whether a Parent Material Adverse Effect has occurred to the extent (but only to such extent) such facts, circumstances, events, changes, occurrences or effects have a disproportionate adverse impact on the Company and its Subsidiaries, taken as a whole, relative to the other participants in the industries in which Parent and its Subsidiaries operate.

        "Parent Material Contract" shall have the meaning set forth in Section 4.17(a).

        "Parent Measurement Price" shall mean the volume weighted average trading price of Parent Common Stock on NASDAQ for the five (5) consecutive trading days ending on the trading day immediately preceding the Closing Date.

        "Parent Organizational Documents" shall mean the charter, bylaws (or equivalent organizational or governing documents), and other organizational or governing documents, agreements or arrangements, each as amended to date, of each of Parent and Acquisition Sub.

        "Parent Permits" shall have the meaning set forth in Section 4.5(a).

        "Parent Recommendation" shall mean the recommendation of the Parent Board that the stockholders of Parent approve the Parent Stock Issuance.

        "Parent Related Parties" shall have the meaning set forth in Section 7.3(d).

        "Parent SEC Documents" shall have the meaning set forth in Section 4.6(a).

        "Parent Stock Issuance" shall have the meaning set forth in the Recitals.

        "Parent Stockholder Approval" shall have the meaning set forth in Section 4.20.

        "Parent Stockholders' Meeting" shall have the meaning set forth in Section 5.3(c).

        "Parent Support Agreements" shall have the meaning set forth in the Recitals.

        "Parent Termination Fee" shall mean $140,000,000.

        "Payoff Letter" shall have the meaning set forth in Section 5.16.

        "Pending Sale Agreement" shall mean any definitive agreement, duly executed and delivered as of the date of this Agreement, relating to the disposition, lease or license (whether by merger, sale of stock, sale of assets or otherwise) of (a) any Portfolio Company investment or (b) any corporation, partnership, limited liability company, other business organization or any division or all or any portion of the assets, business or properties of any other Person, or material amount of assets thereof, in each case which has not, as of the date of this Agreement, been consummated in accordance with its terms.

        "Performance Incentive Plans" shall mean the American Capital, Ltd. Performance Incentive Plan, the American Capital Mortgage Management, LLC Performance Incentive Plan—AGNC, the American Capital Mortgage Management, LLC Performance Incentive Plan—MTGE and the American Capital Leveraged Finance Management, LLC Performance Incentive Plan—ACSF, in each case as may be amended from time to time.

        "Permitted Lien" shall mean (a) any Lien for Taxes not yet due or that are being contested in good faith by appropriate Proceedings and for which adequate accruals or reserves have been established in accordance with GAAP, (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, repairmen and other Liens imposed by Law, (c) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation,

Appendix A-10

unemployment insurance or other types of social security or foreign equivalents, (d) zoning, building codes, and other land use Laws regulating the use or occupancy of leased real property or the activities conducted thereon that are imposed by any Governmental Authority having jurisdiction over such leased real property and that are not violated by the current use and operation of such leased real property or the operation of the business of the Company and its Subsidiaries (including the Subsidiary Adviser Group), (e) with respect to all leased real property, all Liens encumbering the interest of the fee owner or any superior lessor, sublessor or licensor, (f) Liens or other imperfections of title, if any, that would not, individually or in the aggregate, be material to a Person and its Subsidiaries, taken as a whole, including Liens for any supplemental Taxes or assessments not shown by public records, including refinancings thereof, (g) Liens disclosed on existing title reports or existing surveys, (h) Liens securing acquisition financing with respect to the applicable asset, including refinancing thereof, (i) Liens described in Appendix A-1 to the Company Disclosure Letter, (j) in the case of Intellectual Property Rights, licenses of rights entered into in the ordinary course of business, (k) any other Liens that will be released on or prior to the Closing Date and (l) the replacement, extension or renewal of any of the foregoing.

        "Person" shall mean an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a Governmental Authority.

        "Portfolio Company" shall mean (a) with respect to the Company, its Consolidated Subsidiaries, the members of the Subsidiary Adviser Group and the Funds, any entity in which the Company or any of its Consolidated Subsidiaries, any member of the Subsidiary Adviser Group or any Fund has made, makes or proposes to make a debt or equity investment that is, would or should be reflected in the Schedule of Investments included in the Company's quarterly or annual reports or, in the case of an investment of a member of the Subsidiary Adviser Group or a Fund, is or would be held for investment purposes, including any Specified Energy and Infrastructure Company, and (b) with respect to Parent, any entity in which Parent or any of its Subsidiaries has made, makes or proposes to make a debt or equity investment that is, would or should be reflected in the Schedule of Investments included in Parent's quarterly or annual reports.

        "Proceedings" shall mean, legal, administrative, arbitral or other proceedings, suits or actions.

        "Qualifying Income" shall have the meaning set forth in Section 7.3(h).

        "Regulated Fund" shall mean American Capital Senior Floating, Ltd, a Maryland corporation.

        "Regulated Fund Board" shall mean the board of directors of the Regulated Fund.

        "Regulatory Documents" shall mean, with respect to a Person, all forms, reports, registration statements, schedules and other documents filed, or required to be filed, by such Person pursuant to applicable Securities Laws or the applicable rules and regulations of any United States or foreign governmental or non-governmental self-regulatory organization, agency or authority.

        "REIT" or "REITs" shall have the meaning set forth in the Recitals.

        "Release" shall mean any actual or threatened release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, dispersal, leaching or migration of Hazardous Materials, including the movement of Hazardous Materials through or in the air, soil, surface water, groundwater or real property.

        "Representative" shall mean, with respect to any Person, such Person's Affiliates and its and their respective officers, directors, managers, partners, employees, accountants, counsel, financial advisors, consultants and other advisors or representatives.

        "Required Financing Amount" shall have the meaning set forth in Section 5.19(d).

        "Restructuring" shall mean the restructuring described on Schedule A attached hereto.

Appendix A-11

        "Sarbanes-Oxley Act" means the Sarbanes-Oxley Act of 2002, as amended.

        "SDAT" shall have the meaning set forth in Section 1.3(a).

        "SEC" shall mean the United States Securities and Exchange Commission.

        "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "Securities Laws" shall mean the Securities Act, the Exchange Act, the Investment Company Act, the Investment Advisers Act, Blue Sky Laws, all similar foreign securities laws, and the rules and regulations promulgated thereunder.

        "Security" shall mean, with respect to any Person, any series of common stock, preferred stock and any other equity securities or capital stock of such Person (including interests convertible into or exchangeable or exercisable for any equity interest in any such series of common stock, preferred stock, and any other equity securities or capital stock of such Person), however described and whether voting or non-voting.

        "Share Consideration Value" shall mean the product of the Exchange Ratio and the Parent Measurement Price.

        "Specified Energy and Infrastructure Company" shall mean each of the entities listed on Appendix A-2 to the Company Disclosure Letter and each of their respective Controlled Affiliates.

        "Subsidiary" of a Person shall mean any other Person with respect to which the first Person (a) has the right to elect a majority of the board of directors or other Persons performing similar functions or (b) beneficially owns more than fifty percent (50%) of the voting stock (or of any other form of voting or controlling equity interest in the case of a Person that is not a corporation), in each case, directly or indirectly through one or more other Persons; provided, that (i) no Portfolio Company or Subsidiary of a Portfolio Company (other than Subsidiary Adviser and its Consolidated Subsidiaries (other than the Specified Energy and Infrastructure Companies)) shall be a Subsidiary of the Company or any Subsidiary thereof (including Subsidiary Adviser and its Consolidated Subsidiaries), (ii) no Fund or Subsidiary of a Fund shall be a Subsidiary of the Company or any Subsidiary thereof (including Subsidiary Adviser and its Consolidated Subsidiaries), (iii) following consummation of the Mortgage Manager Purchase Agreement, none of Mortgage Manager and its Subsidiaries shall be a Subsidiary of the Company or any Subsidiary thereof (including Subsidiary Adviser and its Consolidated Subsidiaries), (iv) no Portfolio Company or Subsidiary of a Portfolio Company shall be a Subsidiary of Parent or any Subsidiary thereof, and (v) each of Senior Secured Loan Funding, LLC, Senior Direct Lending Program, LLC and IHAM shall not be a Subsidiary of Parent or any Subsidiary thereof.

        "Subsidiary Adviser" shall have the meaning set forth in the Recitals.

        "Subsidiary Adviser Group" shall mean Subsidiary Adviser and its Consolidated Subsidiaries; provided, that (a) no Portfolio Company or Subsidiary of a Portfolio Company (other than Subsidiary Adviser and its Consolidated Subsidiaries (other than the Specified Energy and Infrastructure Companies)) shall be a member of the Subsidiary Adviser Group, (b) no Fund or Consolidated Subsidiary of a Fund shall be a member of the Subsidiary Adviser Group and (c) following consummation of the Mortgage Manager Purchase Agreement, none of Mortgage Manager and its Subsidiaries shall be a member of the Subsidiary Adviser Group.

        "Superior Proposal" shall have the meaning set forth in Section 5.6(h)(ii).

        "Tax" or "Taxes" shall mean any and all taxes, fees, levies, duties, tariffs, imposts, and other similar charges (together with any and all interest, penalties and additions to tax) imposed by any Governmental Authority or Taxing Authority, whether disputed or not, including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use,

Appendix A-12

capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth, and taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes.

        "Tax Returns" shall mean returns, reports and information statements, including any schedule or attachment thereto, with respect to Taxes required to be filed with the IRS or any other Governmental Authority or Taxing Authority.

        "Taxing Authority" shall mean any Governmental Authority having jurisdiction over the assessment, determination, collection or other imposition of any Tax.

        "Termination Date" shall have the meaning set forth in Section 7.1(b)(i).

        "Third Party" shall mean any Person or group other than Parent, Acquisition Sub and their respective Affiliates.

        "Total Cash Consideration" shall mean the product of (a) the Cash Consideration and (b) the number of shares of Company Common Stock subject to such Company Option immediately prior to the Company Merger Effective Time.

        "Total Cash Exercise Price" shall mean the aggregate exercise price of all shares of Company Common Stock subject to such Company Option, multiplied by a fraction, (a) the numerator of which is the Cash Consideration and the denominator of which is (b) the sum of (i) the Cash Consideration and the (ii) the Share Consideration Value.

        "Total Share Consideration" shall mean the product of (a) the Share Consideration Value and (b) the number of shares of Company Common Stock subject to such Company Option immediately prior to the Company Merger Effective Time.

        "Total Share Exercise Price" shall mean the aggregate exercise price of all shares of Company Common Stock subject to such Company Option reduced by the Total Cash Exercise Price.

        "Treasury Regulations" shall mean regulations promulgated by the IRS under the Code.

        "Trust" shall mean the Amended and Restated Trust Agreement by and between American Capital Strategies, Ltd. and Citigroup Institutional Trust Company, dated as of May 10, 2006, as amended.

        "Underwater Option" shall mean each Company Option with no positive amount of Option Consideration.

        "WARN" shall have the meaning set forth in Section 5.10(e).

        "WARN Notices" shall have the meaning set forth in Section 5.10(e).

Appendix A-13

ANNEX B

        Opinion of Goldman, Sachs & Co.

PERSONAL AND CONFIDENTIAL

May 23, 2016

Board of Directors
American Capital, Ltd.
Two Bethesda Metro Center
14th Floor
Bethesda, MD 20814

Ladies and Gentlemen:

        You have requested our opinion as to the fairness from a financial point of view to the holders (other than Ares Capital Corporation ("Ares"), Ares Capital Management LLC (the "Parent External Adviser"), any holders entering into the Elliott Support Agreement (as defined in the Agreement (as defined below)) and their respective affiliates) of the outstanding shares of common stock, par value $0.01 per share (the "Shares"), of American Capital, Ltd. (the "Company") of the Consideration (as defined below) to be paid to such holders pursuant to the Agreement and Plan of Merger dated as of May 23, 2016 (the "Agreement") entered into by and among Ares, Orion Acquisition Sub, Inc., a direct wholly owned subsidiary of Ares ("Acquisition Sub"), the Company, American Capital Asset Management, LLC, a wholly owned subsidiary of the Company ("Subsidiary Adviser"), Ivy Hill Asset Management, L.P. ("IHAM"), Ivy Hill Asset Management GP, LLC, in its capacity as general partner of IHAM ("IHAM GP"), and, for limited purposes, the Parent External Adviser.

        The Agreement provides for, among other things, the merger of Acquisition Sub with and into the Company, with the Company surviving as a wholly owned subsidiary of Ares (the "Merger"). Pursuant to the Merger, each of the Shares will be converted into the right to receive $6.41 in cash, without interest, from Ares (the "Parent Cash Consideration"), $1.20 in cash, without interest, from Parent External Adviser (the "Parent External Adviser Cash Consideration"), $2.45 in cash, without interest (the "Mortgage Manager Cash Consideration" and, together with the Parent Cash Consideration and the Parent External Adviser Cash Consideration, the "Cash Consideration"), the Make-up Dividend Amount (as defined in the Agreement), if any, and 0.483 of a share, par value $0.001 per share ("Ares Common Stock"), of Ares (the "Stock Consideration"; together with the Cash Consideration, the "Consideration"). We understand that the Mortgage Manager Cash Consideration is subject to adjustment pursuant to the Agreement, as to which adjustment we express no opinion. We also understand that, concurrently with the closing of the Merger, Subsidiary Adviser will merge with and into IHAM, with IHAM surviving as a wholly owned subsidiary of Ares, as to which merger we express no opinion.

        Goldman, Sachs & Co. and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman, Sachs & Co. and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Ares, any of their respective affiliates and third parties, including Elliott Management, a significant shareholder of the Company ("Elliott"), and Parent External Adviser, an affiliate of Ares, and their respective affiliates and, if applicable, portfolio companies, or any currency or commodity that may be involved in the transactions contemplated by the

Annex B-1

Agreement (the "Transaction") or the Mortgage Manager Purchase Agreement. We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We have received and expect to receive additional fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time. We also have provided certain financial advisory and/or underwriting services to Ares and/or its affiliates from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as financial advisor to Energy Investors Funds Group, a portfolio company of Ares, in connection with the sale of two hydroelectric power facilities in May 2015. We also have provided certain financial advisory and/or underwriting services to Parent External Adviser and/or its affiliates from time to time for which our Investment Banking Division has received, and may receive compensation, including having acted as bookrunner with respect to the public offering of 11,363,636 shares of Parent External Adviser's common stock in May 2014; as co-manager with respect to the public offering of 422,000,000 shares of Shanghai Ozner Environmental and Science Company Limited, a portfolio company of Parent External Adviser, in June 2014; as joint bookrunner with respect to a public offering of the Parent External Adviser's 4.000% Senior Notes due 2024 (aggregate principal amount $250 million) in October 2014; as financial advisor to Advanstar Inc., a portfolio company of Parent External Adviser, in connection with its sale to UBM PLC in December 2014; as joint lead arranger with respect to a $720 million bank loan to American Tire Distributors Inc., a portfolio company of Parent External Adviser, in March 2015; as joint lead arranger with respect to a $200 million bank loan to CHG Healthcare Services Inc., a portfolio company of Parent External Adviser, in May 2015; and as co-manager with respect to a public offering of the Parent External Adviser's 5.250% Guaranteed Senior Notes due 2025 (aggregate principal amount $325 million) in August 2015. We may also in the future provide financial advisory and/or underwriting services to the Company, Ares, Elliott, Parent External Adviser and their respective affiliates and, if applicable, portfolio companies, for which our Investment Banking Division may receive compensation. Affiliates of Goldman, Sachs & Co. also may have co-invested with Ares, Parent External Adviser, Elliott and their respective affiliates from time to time and may have invested in limited partnership units of affiliates of Parent External Adviser and Elliott from time to time and may do so in the future.

        In connection with this opinion, we have reviewed, among other things, the Agreement; the Purchase and Sale Agreement by and among Subsidiary Adviser, American Capital Mortgage Management, LLC, a Delaware limited liability company (the "Mortgage Manager"), the Company and American Capital Agency Corp., a Delaware corporation (the "Mortgage Manager Buyer"), dated May 23, 2016 (the "Mortgage Manager Purchase Agreement"); annual reports to stockholders and Annual Reports on Form 10-K of the Company and Ares for the five fiscal years ended December 31, 2015; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company and Ares; certain other communications from the Company and Ares to their respective stockholders; certain publicly available research analyst reports for the Company and Ares; and certain internal financial analyses and forecasts for the Company for each of the years from 2016 to 2018, prepared by the management of the Company (the "Company Forecasts"), including an analysis of the value of certain of the Company's assets (including net asset value estimates) prepared by the management of the Company (the "Valuations") and estimates of the tax benefits to the Company from the Company's deferred tax assets (including anticipated usage of net operating loss carryforwards and the timing thereof) prepared by the management of the Company, certain internal financial analyses and forecasts for Ares, prepared by the management of Ares (the "Ares Forecasts") and certain internal pro-forma financial analyses and forecasts for Ares, prepared by the management of Ares (the "Combined Company Forecasts" and, together with the Company Forecasts and the Ares Forecasts, the "Forecasts"), including certain operating synergies projected by the managements of the Company and

Annex B-2

Ares, in each case, as approved for our use by the Board. We have also held discussions with members of the senior managements of the Company and Ares regarding their assessment of the strategic rationale for, and the potential benefits of, the Transaction and the past and current business operations, financial condition and future prospects of the Company and Ares; reviewed the reported price and trading activity for the Shares and Ares Common Stock; compared certain financial and stock market information for the Company and Ares with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain business combinations in the business development company industry; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.

        For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent, that the Forecasts, including the Valuations, have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company and the Board.

        In addition, we have not reviewed individual credit files nor have we made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance sheet assets and liabilities) of the Company or Ares or any of their respective subsidiaries and, except for the Valuations, we have not been furnished with any such evaluation or appraisal.

        We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction and the related transactions will be obtained without any adverse effect on the Company or Ares or on the expected benefits of the Transaction or the transactions contemplated by the Mortgage Manager Purchase Agreement in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis. We have further assumed that the transactions contemplated by the Mortgage Manager Purchase Agreement will be consummated prior to the closing of the Transaction (or concurrently or substantially concurrently with the closing of the Transaction) on the terms set forth in the Mortgage Manager Purchase Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.

        Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than Ares, Parent External Adviser, any holders entering into the Elliott Support Agreement and their respective affiliates) of Shares, as of the date hereof, of the Consideration to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any voting, support or other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including, the Make-up Dividend Amount, any allocation of the Consideration, the form or structure of the Transaction, the Mortgage Manager Purchase Agreement or the transactions contemplated thereby, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company and the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the Consideration to be paid to the holders (other than Ares, Parent External Adviser, any holders entering into the Elliott Support Agreement and their respective affiliates) of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which shares of Ares Common Stock will trade at any time or as to the impact of the

Annex B-3

Transaction on the solvency or viability of the Company, Ares, Parent External Adviser, Subsidiary Adviser, IHAM, IHAM GP, the Mortgage Manager or the Mortgage Manager Buyer the ability of the Company, Ares, Parent External Adviser, Subsidiary Adviser, IHAM, IHAM GP, the Mortgage Manager or the Mortgage Manager Buyer to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman, Sachs & Co.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be paid to holders (other than Ares, Parent External Adviser, any holders entering into the Elliott Support Agreement and their respective affiliates) of Shares pursuant to the Agreement is fair from a financial point of view to such holders.

Very truly yours,

/s/ GOLDMAN, SACHS & CO.

GOLDMAN, SACHS & CO.

Annex B-4

ANNEX C

        Opinion of Credit Suisse Securities (USA) LLC

May 23, 2016

Board of Directors
American Capital, Ltd.
Two Bethesda Metro Center
14th Floor
Bethesda, MD 20814

Members of the Board:

        You have asked us to advise you with respect to the fairness to the holders of common stock, par value $0.01 per share ("Company Common Stock"), of American Capital, Ltd. (the "Company"), other than Ares Capital Corporation (the "Acquiror"), the Acquiror External Adviser (as defined below), any holders entering into the Elliott Support Agreement (as defined in the Merger Agreement (as defined below)) and their respective affiliates (collectively, the "Excluded Persons"), from a financial point of view, of the Merger Consideration (as defined below) to be received by such stockholders pursuant to the terms of the Agreement and Plan of Merger (the "Merger Agreement") dated as of May 23, 2016 by and among the Company, the Acquiror, Orion Acquisition Sub, Inc., a direct wholly owned subsidiary of the Acquiror ("Acquisition Sub"), American Capital Asset Management, LLC, a wholly owned subsidiary of the Company ("Subsidiary Adviser"), Ivy Hill Asset Management, L.P. ("IHAM"), Ivy Hill Asset Management GP, LLC, in its capacity as general partner of IHAM, and, for limited purposes, Ares Capital Management LLC (the "Acquiror External Adviser").

        The Merger Agreement provides for, among other things, the merger of Acquisition Sub with and into the Company, with the Company surviving as a wholly owned subsidiary of the Acquiror (the "Merger"). Pursuant to the Merger, each outstanding share of Company Common Stock will be converted into the right to receive $6.41 in cash, without interest, from the Acquiror (the "Parent Cash Consideration"), $1.20 in cash, without interest, from Acquiror External Adviser (the "Parent External Adviser Cash Consideration"), $2.45 in cash, without interest (the "Mortgage Manager Cash Consideration" and, together with the Parent Cash Consideration and the Parent External Adviser Cash Consideration, the "Cash Consideration"), the Make-up Dividend Amount (as defined in the Merger Agreement), if any, and 0.483 shares, par value $0.001 per share ("Acquiror Common Stock"), of the Acquiror (the "Acquiror Share Consideration" and, together with the Cash Consideration, the "Merger Consideration"). We understand that the Mortgage Manager Cash Consideration is subject to adjustment pursuant to the Merger Agreement, as to which adjustment we express no opinion. We also understand that, concurrently with the closing of the Merger, Subsidiary Adviser will merge with and into IHAM, with IHAM surviving as a wholly owned subsidiary of the Acquiror, as to which we express no opinion.

        In arriving at our opinion, we have reviewed the Merger Agreement, certain related agreements, including the Purchase and Sale Agreement by and among Subsidiary Adviser, American Capital Mortgage Management, LLC, a Delaware limited liability company, the Company and American Capital Agency Corp., a Delaware corporation, dated May 23, 2016 (the "Mortgage Manager Purchase Agreement"), and certain publicly available business and financial information relating to the Company and the Acquiror. We have also reviewed certain other information relating to the Company and the Acquiror, including (a) financial forecasts relating to the Company for each of the years from 2016 to 2018, prepared by the management of the Company (the "Company Forecasts") and (b) financial forecasts relating to the Acquiror, prepared by the management of the Acquiror (the "Acquiror Forecasts"), in each case as approved for our use by the Company's management and the Board. The Company's management and the Board have directed us to use and rely on the Company Forecasts and

Annex C-1

the Acquiror Forecasts for purposes of our analyses. In addition, we have met with the Company's management and the Acquiror's management to discuss the business and prospects of the Company and the Acquiror, respectively, as well as their assessment of the strategic rationale for, and the potential benefits of, the Merger. We have also considered certain financial and stock market data of the Company and the Acquiror, and we have compared that data with similar data for other publicly held companies in businesses we deemed similar to those of the Company and the Acquiror and we have considered, to the extent publicly available, the financial terms of certain other business combinations and other transactions which have been effected. We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.

        In connection with our review, we have not independently verified any of the foregoing information, and we have assumed and relied upon such information being complete and accurate in all material respects. With respect to the Company Forecasts, the management of the Company and the Board have advised us, and we have assumed, that such forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company and the Board as to the future financial performance of the Company, including the timing and valuation of forecasted asset sales and forecasted cost savings. With respect to the Acquiror Forecasts, the managements of the Company and the Acquiror and the Board have advised us, and we have assumed, that such forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the managements of the Company and the Acquiror and the Board as to the future financial performance of the Acquiror. We express no opinion with respect to the Company Forecasts or the Acquiror Forecasts or the assumptions upon which they are based. The Company's management and the Board have directed us to use and rely on the estimates of the management of the Company and the Board as to the tax benefits to the Company from the Company's deferred tax assets, including anticipated usage of net operating loss carryforwards and the timing thereof. We express no opinion with respect to such tax benefits or the assumptions upon which they are based. The Company's management and the Board have directed us to use and rely on the estimate of the management of the Company and the Board as to the aggregate cost of the premium of the Mortgage Manager TSA Insurance (as defined in the Merger Agreement), and we express no opinion with respect to such estimate or the assumptions upon which it is based.

        We have not been requested to make, and have not made, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or the Acquiror or any of their respective subsidiaries, nor have we been furnished with any such evaluations or appraisals produced by a third party. In addition, we have not been requested to review, and have not reviewed, individual credit files or loan portfolios of the Company or the Acquiror or any of their respective subsidiaries. We did not estimate, and express no opinion regarding, the value of any asset of the Company or the Acquiror or any of their respective subsidiaries, whether at current market prices or in the future, nor did we estimate, and express no opinion regarding, the liquidation value of any asset of the Company or the Acquiror or any of their respective subsidiaries. With respect to the valuations of the Company's assets (including net asset value estimates) provided by or on behalf of the Company, the management of the Company and the Board have advised us, and we have assumed, that such valuations have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company and the Board. In addition, we have not been requested to make, and have not made an independent evaluation of the solvency or fair value of the Company or the Acquiror.

        We have assumed, with your consent, that, in the course of obtaining any regulatory or third party consents, approvals or agreements in connection with the Merger and the related transactions, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company, the Acquiror or the contemplated benefits of the Merger or the related transactions and that the Merger will be consummated in accordance with the terms of the Merger Agreement without

Annex C-2

waiver, modification or amendment of any material term, condition or agreement thereof, including that the transactions contemplated by the Mortgage Manager Purchase Agreement will be consummated prior to the closing of the Merger (or concurrently or substantially concurrently with the closing of the Merger). We have further assumed, with your consent, that the transactions contemplated by the Mortgage Manager Purchase Agreement will be consummated on the terms set forth in such agreement, without any waiver, modification or amendment of any material term, condition or agreement thereof. We express no view or opinion as to any terms or other aspects of the transactions contemplated by the Mortgage Manager Purchase Agreement.

        Our opinion addresses only the fairness, from a financial point of view, to the holders of Company Common Stock (other than the Excluded Persons) of the Merger Consideration to be received by such stockholders in the Merger and does not address any other aspect or implication of the Merger or any voting, support or other agreement, arrangement or understanding entered into in connection with the Merger or otherwise, including, without limitation, any allocation of the Merger Consideration, the form or structure of the Merger, the transactions contemplated by the Mortgage Manager Purchase Agreement, the fairness of the Merger to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company and the fairness of the amount or nature of, or any other aspect relating to, any compensation to any officers, directors or employees of any party to the Merger, or class of such persons, relative to the Merger Consideration or otherwise. Our opinion does not address the Make-up Dividend Amount. The issuance of this opinion was approved by our authorized internal committee.

        Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, market and other conditions as they exist and can be evaluated on the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof. We are not expressing any opinion as to what the value of shares of Acquiror Common Stock actually will be when issued to the holders of Company Common Stock pursuant to the Merger or the prices at which shares of Acquiror Common Stock will trade at any time. Our opinion does not address the relative merits of the Merger as compared to alternative transactions or strategies that may be available to the Company, nor does it address the Company's underlying decision to proceed with the Merger. Furthermore, we are not expressing any advice or opinion regarding matters that require legal, regulatory, accounting, insurance, intellectual property, tax, environmental, executive compensation or other similar professional advice. We have assumed that the Company has or will obtain such advice or opinions from the appropriate professional sources.

        We have acted as financial advisor to the Company in connection with the Merger and will receive a fee for our services, a portion of which was payable during the course of our engagement and a significant portion of which is contingent upon the consummation of the Merger. We also became entitled to receive a fee upon the rendering of our opinion. In addition, the Company has agreed to indemnify us and certain related parties for certain liabilities and other items arising out of or related to our engagement. We and our affiliates have in the past provided, are currently providing and in the future may provide investment banking and other financial advice and services to the Company and its affiliates, for which we and our affiliates have received, and would expect to receive, compensation, including, among other things, having acted or acting in various roles in connection with securities offerings for the Company, as a lender in connection with the Company's revolving credit facility and as a broker in connection with the sale of debt capital market derivatives to the affiliates of the Company, including (i) acting as a co-lead manager in connection with the initial public offering of American Capital Senior Floating, a publicly listed BDC externally managed by a wholly owned subsidiary of the Company and (ii) administrative agent, arranger and provided interest rate swaps in connection with the revolving credit facility for SMG Worldwide, a portfolio company of American Capital Equity III, a private fund managed by a wholly owned subsidiary of the Company. We and our affiliates have in the past provided, are currently providing and in the future may provide investment

Annex C-3

banking and other financial services to the Acquiror and its affiliates, including, among other things, having acted or acting in various roles in connection with securities offerings for the Acquiror and as a lender in connection with the Acquiror's revolving credit facility. We and our affiliates in the past have provided, currently are providing and in the future may provide services to Acquiror External Adviser and certain of its affiliates unrelated to the proposed Merger and the related transactions, for which services we and our affiliates have received, and expect to receive, compensation, including, among other things, having acted or acting in various roles in connection with securities offerings, as a lender in connection with the Acquiror External Adviser's revolving credit facilities and certain portfolio companies of Acquiror External Adviser, including (i) as a co-manager in connection with the initial public offering of Acquiror External Adviser in 2014, (ii) as a co-manager in connection with the offering of 5.250% Senior Notes due 2025 of Ares Finance Co. II LLC, an indirect subsidiary of Acquiror External Adviser, in 2015, (iii) as a passive bookrunner in connection with the offering of 4.000% Senior Notes due 2024 of Ares Finance Co. LLC, an indirect subsidiary of Acquiror External Adviser, in 2014, (iv) as a bookrunner in connection with the syndicated loan transaction and interest rate hedge for Aspen Dental Management, Inc., a portfolio company of Acquiror External Adviser, in 2015, (v) as an administrative agent and/or arranger in connection with syndicated loan transactions for Insight Global Inc., a portfolio company of Acquiror External Adviser, in 2014, 2015 and 2016, (vi) as a bookrunner in connection with the initial public offering and follow-on equity offering of Smart & Final Stores, Inc., a portfolio company of Acquiror External Adviser, in 2014 and 2015, (vii) as an arranger and bookrunner in connection with the syndicated loan transaction of BlackBrush Oil & Gas, L.P., a portfolio company of Acquiror External Adviser in 2014, (viii) as a bookrunner and lead arranger in connection with the acquisition financing and refinancing related to the Acquior External Adviser's acquisition of Neiman Marcus Group LTD, Inc. and (ix) as an administrative agent and lead arranger in connection with the credit facility of Neiman Marcus Group LTD, Inc.

        We and our affiliates may have provided other financial advice and services, and may in the future provide financial advice and services, to the Company, the Acquiror, Acquiror External Adviser and their respective affiliates and third parties, including Elliott Management, a significant shareholder of the Company, for which we and our affiliates have received, and would expect to receive, compensation. We are a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company, the Acquiror and any other company, including Elliott Management and Acquiror External Adviser, that may be involved in the Merger or the related transactions, and of their respective affiliates and, if applicable, portfolio companies, as well as provide investment banking and other financial services to such companies.

        It is understood that this letter is for the information of the Board (in its capacity as such) in connection with its consideration of the Merger and does not constitute advice or a recommendation to any stockholder as to how such stockholder should vote or act on any matter relating to the proposed Merger or the related transactions.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be received by holders of Company Common Stock in the Merger is fair, from a financial point of view, to such stockholders, other than the Excluded Persons.

                      Very truly yours,

                      /s/ CREDIT SUISSE SECURITIES (USA) LLC

                      CREDIT SUISSE SECURITIES (USA) LLC

Annex C-4

ANNEX D

        Opinion of Wells Fargo Securities, LLC

May 23, 2016

The Board of Directors
Ares Capital Corporation
245 Park Avenue
44th Floor
New York, NY 10167

The Board of Directors:

        The Board of Directors (the "Board") of Ares Capital Corporation, a Maryland corporation ("Parent"), has asked Wells Fargo Securities, LLC ("Wells Fargo Securities") to advise it with respect to the fairness, from a financial point of view, to Parent of the Parent Consideration (as hereinafter defined) to be paid by Parent pursuant to an Agreement and Plan of Merger (the "Agreement"), dated as of May 23, 2016, to be entered into by and among Parent, Orion Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent ("Acquisition Sub"), Ivy Hill Asset Management, L.P., a Delaware limited partnership ("IHAM"), Ivy Hill Asset Management GP, LLC, a Delaware limited liability company, in its capacity as general partner of IHAM, American Capital, Ltd., a Delaware corporation (the "Company"), American Capital Asset Management, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company ("Subsidiary Adviser") and, solely for purposes of certain sections of the Agreement, Ares Management, L.P., a Delaware limited liability company, an affiliate of Parent ("Parent External Adviser"), in its capacity as Parent's investment adviser. The Agreement provides, among other things, for the acquisition by Parent of the Company, to be effected through (i) a merger of Subsidiary Adviser with and into IHAM (the "Adviser Merger"), and (ii) the merger of Acquisition Sub with and into the Company (the "Company Merger" and, together with the Adviser Merger, the "Transaction") pursuant to which, among other things, (i) each outstanding limited liability company membership interest of Subsidiary Adviser shall automatically be canceled and shall cease to exist without any consideration being payable therefor and (ii) each outstanding share of the common stock, par value $0.01 per share, of the Company ("Company Common Stock") will be converted into the right to receive (i) $6.41 per share in cash from Parent (the "Parent Cash Consideration"), (ii) 0.483 of a share (such number of shares, the "Stock Consideration", and, together with the Parent Cash Consideration, the "Parent Consideration") of the common stock, par value $0.001 per share, of Parent ("Parent Common Stock"), (iii) $1.20 per share in cash from Parent External Adviser (the "Parent External Adviser Consideration"), (iv) $2.45 per share in cash less the Mortgage Manager TSA Insurance Amount (as defined in the Agreement) (the "Mortgage Manager Cash Consideration"), which amount we have been advised by Parent represents the aggregate cash consideration required, as a condition of the Agreement, to be received by the Company on a per share basis pursuant to that certain Mortgage Manager Purchase Agreement (as defined in the Agreement) and will be freely available as cash reserves of the Company at the time of the closing of the Transaction, without giving effect to and prior to any adjustments or payments contemplated by the Mortgage Manager Purchase Agreement, any debt repayments required or caused by the Transaction, the Agreement or the Mortgage Manager Purchase Agreement or, in each case, the transactions contemplated thereby, and (v) the Make-up Dividend Amount (as defined in the Agreement), if any. We understand that Parent External Adviser has also agreed to waive certain management fees (such waiver, the "Fee Waiver") pursuant to a separate agreement to be entered into in connection with the Transaction. We also understand that the parties intend to undertake certain restructuring transactions in connection with the Transaction (collectively, the "Restructuring"), as described in the Agreement.

Annex D-1

        Since the Mortgage Manager Cash Consideration payable by Parent represents the anticipated net cash proceeds required to be realized by the Company pursuant to the Mortgage Manager Purchase Agreement, for purposes of our opinion we have, with your consent, (i) treated the Mortgage Manager Cash Consideration as if the amount thereof were paid directly by the Company to its stockholders and (ii) excluded the Mortgage Manager Cash Consideration from the Parent Consideration. Similarly, we have, with your consent, excluded both the Parent External Adviser Consideration and the Make-up Dividend Amount, if any, from the Parent Consideration for purposes of our analysis. The terms and conditions of the Transaction are more fully set forth in the Agreement.

        In arriving at our opinion, we have, among other things:

  •
  Reviewed the Agreement, including the financial terms of the Transaction;

  •
  Reviewed the Mortgage Manager Purchase Agreement;

  •
  Reviewed the Transaction Support; Fee Waiver letter agreement, dated as of May 23, 2016, by and between Parent and Parent External Adviser (the "Letter Agreement");

  •
  Reviewed certain publicly available business, financial and other information regarding the Company, including information set forth in the Company's annual reports on Form 10-K for the fiscal years ended December 31, 2013, 2014 and 2015, the Company's quarterly report on Form 10-Q for the quarterly period ended March 31, 2016, and the Company's preliminary proxy statement filed with the Securities and Exchange Commission on September 30, 2015;

  •
  Reviewed certain publicly available business, financial and other information regarding Parent, including information set forth in Parent's annual reports on Form 10-K for the fiscal years ended December 31, 2013, 2014 and 2015 and Parent's quarterly report on Form 10-Q for the quarterly period ended March 31, 2016;

  •
  Reviewed certain other business and financial information regarding the Company furnished to us by the Company and discussed with the managements of the Company and Parent;

  •
  Reviewed certain other business and financial information regarding Parent furnished to us by and discussed with the management of Parent, including financial forecasts and estimates relating to Parent for the fiscal years ending December 31, 2016 through December 31, 2021 prepared by the management of Parent, both on a standalone basis (the "Parent Stand-Alone Forecasts") and on a pro forma basis, giving effect to the Transaction and Parent's intended post-Transaction business plan (the "Parent Pro Forma Forecasts");

  •
  Reviewed estimated net asset values of the Company's investment portfolios and other assets as of September 30, 2016 prepared by the management of Parent based upon financial forecasts and estimates and assumptions relating thereto determined by management of Parent (the "Adjusted NAV Estimates");

  •
  Discussed with the managements of the Company and Parent the operations and prospects of the Company, including the historical financial performance and trends in the results of operations of the Company;

  •
  Discussed with the management of Parent the operations and prospects of Parent, including the historical financial performance and trends in the results of operations of the Parent;

  •
  Discussed with the management of Parent the strategic rationale for, and certain strategic and financial benefits to Parent anticipated by the management of Parent to result from, the Transaction and Parent's intended post-Transaction business plan;

  •
  Reviewed the anticipated incremental benefits to Parent of the Transaction, determined as the difference between the Parent Pro Forma Forecasts and the Parent Stand-Alone Forecasts;

Annex D-2

  •
  Reviewed reported prices and trading activity for Company Common Stock and Parent Common Stock;

  •
  Compared certain financial data of the Company and Parent with similar data of certain publicly traded companies that we deemed relevant in evaluating the Company and Parent;

  •
  Compared the proposed financial terms of the Transaction with financial terms of certain business combinations and other transactions that we deemed relevant in evaluating the Transaction; and

  •
  Considered other information, such as financial studies, analyses and investigations, as well as financial, economic and market criteria, that we deemed relevant.

        In connection with our review, we have assumed and relied upon the accuracy and completeness of the financial and other information provided, discussed with or otherwise made available to us, including all accounting, tax, regulatory and legal information, and we have not made (and have not assumed any responsibility for) any independent verification of such information. We have relied upon assurances of the managements of the Company and of Parent that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. We have assumed, with your consent, that the Adjusted NAV Estimates (including the assumptions on which they are based) have been reasonably prepared and reflect the best currently available estimates, judgments and assumptions of the management of Parent as to the net asset values of the Company's investment portfolios and other assets and, at your direction, we have utilized, without independent verification, the Adjusted NAV Estimates in our analysis. As you are aware, we have been advised by the management of the Company that current financial forecasts relating to the Company taking into account, among other things, the pro forma impact to the Company of the transactions contemplated by the Mortgage Manager Purchase Agreement, have not been, and would not be, prepared or provided to us for purposes of our opinion. We have assumed, at your direction, that the Parent Stand-Alone Forecasts and the Parent Pro Forma Forecasts (including, in each case, the assumptions on which they are based) have been reasonably prepared and reflect the best currently available estimates, judgments and assumptions of the management of Parent as to the future financial performance of Parent in the absence of the Transaction, and in the event of the Transaction, respectively and, at your direction, we have utilized the Parent Stand-Alone Forecasts and the Parent Pro Forma Forecasts, without independent verification, in our analysis. We assume no responsibility for, and express no view as to, any forecasts, estimates or other information utilized in our analyses or the judgments or assumptions upon which they are based. We also have assumed that there have been no meaningful changes in the condition (financial or otherwise), results of operations, business or prospects of the Company or Parent since the respective dates of the most recent financial statements and other information provided to us and that the financial forecasts and estimates relating to the Company and Parent reviewed by us reflect all assets and liabilities of the Company and Parent. In addition, we have relied upon the assessments of the management of Parent as to, among other things, the potential impact on the Company and Parent of market, competitive and other trends in and prospects for, and governmental, regulatory and legislative matters relating to or affecting, the business development company industry. We have assumed, with the consent of Parent, that there will be no developments with respect to any such matters that would have an adverse effect on the Company, Parent, the Transaction or related transactions (including the contemplated benefits thereof), including, without limitation, the Restructuring, or that otherwise would be meaningful in any respect to our analyses or opinion.

        In arriving at our opinion, we have not conducted physical inspections of the properties or assets of the Company, Parent or any other entity, nor have we made or relied upon any independent evaluations or appraisals of the assets or liabilities (contingent, derivative, off-balance sheet or otherwise) of the Company, Parent or any other entity and we have assumed, with your consent, that

Annex D-3

there are no material undisclosed liabilities of or relating to the Company for which appropriate reserves, indemnification arrangements or other provisions have not been made. We also have not evaluated the solvency or fair value, as the case may be, of the Company, Parent or any other entity under state, federal or other laws relating to bankruptcy, insolvency or similar matters.

        We have assumed, at your direction, that the Transaction and the Restructuring will be consummated in accordance with the terms of the Agreement and the transactions contemplated by the Mortgage Manager Purchase Agreement will be consummated in accordance with the terms of the Mortgage Manager Purchase Agreement, in each case, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, the Restructuring, and the transactions contemplated by the Mortgage Manager Purchase Agreement, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on the Company, Parent or the contemplated benefits of the Transaction. Our opinion is necessarily based on economic, market, financial and other conditions existing, and information made available to us, as of the date hereof. We express no view or opinion as to what the value of Parent Common Stock will be when issued or the prices at which such securities will trade at any time. Although subsequent developments may affect the matters set forth in this opinion, we do not have any obligation to update, revise, reaffirm or withdraw this opinion or otherwise comment on or consider any such events occurring or coming to our attention after the date hereof.

        Our opinion only addresses the fairness, from a financial point of view and as of the date hereof, to Parent of the Parent Consideration to be paid by Parent in the Transaction pursuant to the Agreement to the extent expressly specified herein, and does not address any other terms, aspects or implications of the Transaction, including, without limitation, the form, structure or tax consequences or benefits of the Transaction or related transactions, the form of the Parent Consideration, the amount, form or structure of the Parent External Adviser Consideration, the Fee Waiver or any fee waivers provided by the Parent External Adviser, the Make-up Dividend Amount, or the Mortgage Manager Cash Consideration or any terms, aspects or implications of the Mortgage Manager Purchase Agreement and the transactions contemplated thereby, other transaction undertaken in connection with the Transaction or voting agreements or any other agreement, arrangement or understanding entered into in connection with or contemplated by the Transaction, any related transactions or otherwise. In addition, we express no view or opinion regarding any Alternate Mortgage Manager Transaction (as defined in the Agreement). Furthermore, our opinion does not address the fairness of the amount or nature of, or any other aspects relating to, any compensation to be received by any officers, directors or employees of any parties to the Transaction or related transactions, or class of such persons, relative to the Parent Consideration or otherwise, or as to any consideration or other direct or indirect benefits to be received in connection with or as a result of the Transaction or related transactions by Parent External Adviser or any other party. Our opinion also does not address the merits of the underlying decision by Parent to enter into the Agreement or the relative merits of the Transaction and related transactions compared with other business strategies or transactions available or that have been or might be considered by Parent or the Board or in which Parent might engage. We also are not expressing any view or opinion with respect to, and with the consent of Parent have relied upon the assessments of representatives of Parent regarding, accounting, tax, regulatory, legal or similar matters as to which we understand that Parent obtained such advice as it deemed necessary from qualified professionals.

        The issuance of this opinion was approved by an authorized committee of Wells Fargo Securities. Wells Fargo Securities is the trade name for certain capital markets and investment banking services of Wells Fargo & Company and its subsidiaries, including Wells Fargo Securities, LLC. Wells Fargo Securities has been engaged to act as financial advisor to Parent in connection with the Transaction and

Annex D-4

will receive a fee for such services, a portion of which will be payable upon delivery of this opinion and the principal portion of which will be payable upon consummation of the Transaction. In addition, Wells Fargo & Company and certain of its affiliates expect to act as lender in connection with the upsizing of Parent's existing credit facility to be undertaken, and as bookrunner for a potential debt offering by Parent that may be undertaken, in each case, in connection with the financing for the Transaction, for which services Wells Fargo & Company and its affiliates expect to receive compensation. Parent has agreed to reimburse certain of Wells Fargo Securities' expenses and to indemnify us and certain related parties against certain liabilities that may arise out of our engagement. Wells Fargo Securities and our affiliates provide a full range of investment banking and financial advisory, securities trading, brokerage and lending services in the ordinary course of business, for which we and such affiliates receive customary fees and, given certain policies and procedures designed to preserve the independence of our research and credit analysts, the views of such analysts may differ from those reflected in our analyses and opinion.

        In connection with unrelated matters, Wells Fargo Securities and our affiliates in the past have provided, currently are providing and in the future may provide investment banking and other financial services to the Company and its affiliates, for which Wells Fargo Securities and our affiliates have received and would expect to receive fees, including, during the past two years, having acted or acting as (i) lender or buyer under certain asset-backed, repurchase and other credit facilities of the Company and certain of its affiliates, and (ii) lead underwriter and placement agent on collateralized loan obligations of the Company.

        In addition, in connection with unrelated matters, Wells Fargo Securities and our affiliates in the past have provided, currently are providing and in the future may provide investment banking and other financial services to Parent and its affiliates, including Parent External Adviser and (excluding Parent and its subsidiaries) certain of its affiliates and portfolio companies, for which Wells Fargo Securities and our affiliates have received and would expect to receive fees, including, during the past two years, having acted or acting as (i) joint bookrunner for debt and equity offerings of Parent, (ii) administrative agent and lender on various credit facilities of Parent and its affiliates, (iii) sole arranger, placement agent and structuring advisor for a collateralized loan obligation of a subsidiary of Parent, (iv) joint bookrunner for various debt offerings of affiliates and/or portfolio companies of Parent External Adviser, (v) joint bookrunner for a debt offering and financing advisor to Parent External Adviser on an announced but subsequently terminated acquisition transaction, (vi) joint bookrunner for Parent External Adviser's initial public offering, (vii) placement agent for a share repurchase of Parent External Adviser, (viii) agent and broker for sales of real estate assets and loans, real estate debt financings and other real estate transactions, (ix) advancing agent and notes administrator on a commercial real estate securitization for an affiliate of Parent External Adviser, (x) administrative agent and/or lender or buyer under certain asset-backed, construction, repurchase and other credit facilities of Parent External Adviser and certain of its affiliates and portfolio companies, and (xi) financial advisor for various portfolio companies of Parent External Adviser in acquisition transactions. In this regard, as you are aware, Parent External Adviser has requested our participation in arranging an amendment to its existing revolving credit facility and as an underwriter in a potential capital markets transaction, both of which may facilitate the funding by Parent External Adviser of the Parent External Adviser Consideration, and for which we would receive compensation. In the ordinary course of business, Wells Fargo Securities and our affiliates may actively trade, hold or otherwise effect transactions in the securities or financial instruments (including bank loans or other obligations) of the Company, Parent, Parent External Adviser and certain of their respective affiliates for our and our affiliates' own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities or financial instruments.

        It is understood that this opinion is for the information and use of the Board (in its capacity as such) in connection with its evaluation of the Transaction and is not rendered to or for the benefit of

Annex D-5

Parent External Adviser. Our opinion does not constitute a recommendation to the Board or to any other person or entity in respect of the Transaction or any related transactions.

        Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we deemed relevant, it is our opinion that, as of the date hereof, the Parent Consideration to be paid by Parent in the Transaction pursuant to the Agreement is fair, from a financial point of view, to Parent.

Very truly yours,

/s/ WELLS FARGO SECURITIES, LLC

WELLS FARGO SECURITIES, LLC

Annex D-6

ANNEX E

        Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated

May 23, 2016

The Board of Directors
Ares Capital Corporation
245 Park Avenue
44th Floor
New York, NY 10167

Members of the Board of Directors:

        We understand that Ares Capital Corporation ("ARCC") proposes to enter into an Agreement and Plan of Merger, dated as of May 23, 2016 (the "Agreement"), among ARCC, Orion Acquisition Sub, Inc., a wholly owned subsidiary of ARCC ("Merger Sub"), Ivy Hill Asset Management, L.P. ("IHAM"), Ivy Hill Asset Management GP, LLC, in its capacity as general partner of IHAM, American Capital, Ltd. ("American Capital"), American Capital Asset Management, LLC, a wholly owned subsidiary of American Capital ("Subsidiary Adviser"), and, solely for purposes of certain sections of the Agreement, Ares Management, L.P., an affiliate of ARCC ("Ares Management"), in its capacity as ARCC's investment adviser, pursuant to which, among other things, Subsidiary Adviser will merge with and into IHAM (the "Adviser Merger"), and Merger Sub will merge with and into American Capital (the "Company Merger" and, together with the Adviser Merger, the "Transaction"). In the Transaction, (i) each outstanding limited liability company membership interest of Subsidiary Adviser shall automatically be canceled and shall cease to exist without any consideration being payable therefor and (ii) holders of each outstanding share of the common stock, par value $0.01 per share, of American Capital ("American Capital Common Stock") will receive from ARCC, in exchange for each share of American Capital Common Stock, (i) $6.41 in cash (the "ARCC Cash Consideration") and (ii) 0.483 of a share (such number of shares, the "Stock Consideration" and, together with the ARCC Cash Consideration, the "ARCC Consideration") of common stock, par value $0.001 per share, of ARCC ("ARCC Common Stock"). In addition, such holders of American Capital Common Stock will receive, in exchange for each share of American Capital Common Stock, (i) $1.20 in cash from Ares Management (the "Ares Management Consideration"), (ii) $2.45 in cash less the Mortgage Manager TSA Insurance Amount (as defined in the Agreement) (the "Mortgage Manager Cash Consideration"), which amount we have been advised by ARCC represents the aggregate cash consideration required, as a condition of the Agreement, to be received by American Capital on a per share basis pursuant to that certain Mortgage Manager Purchase Agreement (as defined in the Agreement) and will be freely available as cash reserves of American Capital at the time of the closing of the Transaction, without giving effect to and prior to any adjustments or payments contemplated by the Mortgage Manager Purchase Agreement, any debt repayments required or caused by the Transaction, the Agreement or the Mortgage Manager Purchase Agreement or, in each case, the transactions contemplated thereby, and (iii) the Make-up Dividend Amount (as defined in the Agreement), if any. We understand that Ares Management has also agreed to waive certain management fees (such waiver, the "Fee Waiver") pursuant to a separate agreement to be entered into in connection with the Transaction. We also understand that the parties intend to undertake certain restructuring transactions in connection with the Transaction (collectively, the "Restructuring"), as described in the Agreement.

        Since the Mortgage Manager Cash Consideration payable by ARCC represents the anticipated net cash proceeds required to be realized by American Capital pursuant to the Mortgage Manager Purchase Agreement, for purposes of our opinion we have, with your consent, (i) treated the Mortgage Manager Cash Consideration as if the amount thereof were paid directly by American Capital to American Capital's stockholders and (ii) accordingly have not included the Mortgage Manager Cash

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Consideration as part of the ARCC Consideration. Similarly, we have, with your consent, not included either the Ares Management Consideration or the Make-up Dividend Amount, if any, as part of the ARCC Consideration. The terms and conditions of the Transaction are more fully set forth in the Agreement.

        The Board of Directors of ARCC ("you" or "your") has requested our opinion as to the fairness, from a financial point of view, to ARCC of the ARCC Consideration to be paid by ARCC in the Transaction.

        In connection with this opinion, we have, among other things:

  (1)
  reviewed certain publicly available business and financial information relating to American Capital and ARCC;

  (2)
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of American Capital furnished to or discussed with us by the management of American Capital;

  (3)
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of ARCC furnished to or discussed with us by the management of ARCC, including certain financial forecasts relating to ARCC prepared by the management of ARCC both on a standalone basis (such forecasts, the "ARCC Stand-Alone Forecasts") and on a pro forma basis giving effect to the Transaction and ARCC's intended post-Transaction business plan (such forecasts, the "ARCC Pro Forma Forecasts"), which forecasts include, without limitation, (a) any benefits anticipated to result from the Fee Waiver determined by the management of ARCC and (b) estimated net asset values of American Capital as of September 30, 2016 prepared by the management of ARCC based upon financial forecasts and estimates and assumptions relating thereto determined by the management of ARCC, and discussed with the management of ARCC the likelihood of achieving the future financial results reflected in the ARCC Stand-Alone Forecasts and the ARCC Pro Forma Forecasts;

  (4)
  discussed the past and current business, operations, financial condition and prospects of American Capital with the managements of American Capital and ARCC, and discussed the past and current business, operations, financial condition and prospects of ARCC with the management of ARCC;

  (5)
  discussed with the management of ARCC the strategic rationales for their plan for the management and disposition of American Capital's loan portfolios, and certain strategic and financial benefits to ARCC anticipated by the management of ARCC to result from the Transaction as reflected in the ARCC Pro-Forma Forecasts;

  (6)
  reviewed the trading histories for American Capital Common Stock and ARCC Common Stock and a comparison of such trading histories with each other and with the trading histories of other companies we deemed relevant;

  (7)
  compared certain financial and stock market information of American Capital and ARCC with similar information of other companies we deemed relevant;

  (8)
  compared certain financial terms of the Transaction to financial terms, to the extent publicly available, of other transactions we deemed relevant;

  (9)
  reviewed the anticipated incremental benefits to ARCC of the Transaction, determined as the difference between the ARCC Pro Forma Forecasts and the ARCC Stand-Alone Forecasts;

  (10)
  reviewed the Agreement;

  (11)
  reviewed the Mortgage Manager Purchase Agreement;

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  (12)
  reviewed the Transaction Support; Fee Waiver letter agreement, dated as of May 23, 2016, by and between ARCC and Ares Management (the "Letter Agreement"); and

  (13)
  performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

        In arriving at our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the managements of American Capital and ARCC that they are not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. As you are aware, we have been advised by the management of American Capital that current financial forecasts relating to American Capital prepared by the management of American Capital have not been, and would not be, prepared or provided to us for purposes of our opinion. With respect to the ARCC Stand-Alone Forecasts and the ARCC Pro Forma Forecasts we have been advised by the management of ARCC, and have assumed, at your direction, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of ARCC as to the future financial performance of ARCC in the absence of the Transaction and in the event of the Transaction, respectively, and, based on the assessments of the management of ARCC as to the likelihood of achieving the future financial results reflected in the ARCC Stand-Alone Forecasts and ARCC Pro Forma Forecasts, at your direction we have used and relied, without independent verification, upon the ARCC Stand-Alone Forecasts and the ARCC Pro Forma Forecasts for purposes of our opinion. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of American Capital or ARCC, nor have we made any physical inspection of the properties or assets of American Capital or ARCC and we have assumed, with your consent, that there are no material undisclosed liabilities of or relating to American Capital for which appropriate reserves, indemnification arrangements or other provisions have not been made. We have not evaluated the solvency or fair value of American Capital or ARCC under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We have assumed, at your direction, that the Transaction and the Restructuring will be consummated in accordance with the terms of the Agreement and that the transactions contemplated by the Mortgage Manager Purchase Agreement will be consummated in accordance with the terms of the Mortgage Manager Purchase Agreement, in each case, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, the Restructuring, and the transactions contemplated by the Mortgage Manager Purchase Agreement, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on American Capital, ARCC or the contemplated benefits of the Transaction.

        We express no view or opinion as to any terms or other aspects or implications of the Transaction (other than the ARCC Consideration to the extent expressly specified herein), including, without limitation, the form, structure or tax consequences or benefits of the Transaction or related transactions, including, without limitation, the Restructuring, the form of the ARCC Consideration, the amount, form or structure of the Ares Management Consideration, the Fee Waiver or any other fee waivers provided by Ares Management, the Make-up Dividend Amount, or the Mortgage Manager Cash Consideration or any terms, aspects or implications of the Mortgage Manager Purchase Agreement or the Letter Agreement and, in each case, the transactions contemplated thereby, the Restructuring, other transactions undertaken in connection with the Transaction or voting agreements or any other agreement, arrangement or understanding entered into in connection with or contemplated by the Transaction, any related transactions or otherwise. In addition, we express no view or opinion regarding any Alternate Mortgage Manager Transaction (as defined in the Agreement). Our

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opinion is limited to the fairness, from a financial point of view, to ARCC of the ARCC Consideration to be paid by ARCC in the Transaction and no opinion or view is expressed with respect to any consideration received in connection with the Transaction by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view is expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Transaction, or class of such persons, relative to the ARCC Consideration or otherwise, or as to any consideration or other direct or indirect benefits to be received in connection with or as a result of the Transaction or related transactions by Ares Management or any other party. Furthermore, no opinion or view is expressed as to the relative merits of the Transaction in comparison to other strategies or transactions that might be available to ARCC or in which ARCC might engage or as to the underlying business decision of ARCC to proceed with or effect the Transaction. We also are not expressing any view or opinion with respect to, and have relied, with your consent, upon the assessments of representatives of ARCC regarding, legal, regulatory, accounting, tax and similar matters relating to ARCC, American Capital and the Transaction (including the contemplated benefits thereof) as to which we understand that ARCC obtained such advice as it deemed necessary from qualified professionals. We further are not expressing any opinion as to what the value of ARCC Common Stock actually will be when issued or the prices at which ARCC Common Stock or American Capital Common Stock will trade at any time, including following announcement or consummation of the Transaction. In addition, we express no opinion or recommendation as to how any stockholder should vote or act in connection with the Transaction or any related matter.

        We have acted as financial advisor to ARCC in connection with the Transaction and will receive a fee for our services, a portion of which is payable upon delivery of this opinion and a significant portion of which is contingent upon consummation of the Transaction. We and certain of our affiliates also may be participating in the financing for the Transaction, for which services we and our affiliates would receive significant compensation, including acting as (i) arranger and lender under ARCC's current credit facility and/or (ii) bookrunner and/or underwriter in connection with the potential issuance of new bonds by ARCC. In addition, ARCC has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement. As you are aware, Ares Management has requested our participation, (i) in arranging an amendment to its existing revolving credit facility and/or (ii) as an underwriter in a potential capital markets transaction, both of which may facilitate the funding by Ares Management of the Ares Management Consideration and for which we and our affiliates would receive significant compensation.

        We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of ARCC, certain of its affiliates, including Ares Management and (excluding ARCC and its subsidiaries) certain of its affiliates (each such affiliate, an "Ares Management Affiliate") and portfolio companies (each such portfolio company, an "Ares Management Portfolio Company"), American Capital and certain of its affiliates.

        We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to ARCC and certain of its subsidiaries and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as an underwriter and/or book-running manager for certain debt offerings of ARCC, (ii) having acted or acting as a bookrunner and/or arranger for, and/or as a

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lender under, certain term loans, letters of credit, credit facilities and other credit arrangements of ARCC and/or certain of its subsidiaries, (iii) having acted or acting as manager for a share repurchase program of ARCC and (iv) having provided or providing certain treasury management products and services to ARCC and/or certain of its subsidiaries.

        In addition, we and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Ares Management and certain Ares Management Affiliates and Ares Management Portfolio Companies and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as financial advisor to Ares Management in connection with certain acquisition transactions and to an Ares Management Portfolio Company in connection with a sale transaction, (ii) having acted or acting as an underwriter and/or book-running manager for certain debt and equity offerings of Ares Management and certain Ares Management Affiliates and Ares Management Portfolio Companies, (iii) having acted or acting as an agent, manager, administrative agent, credit agent, bookrunner and/or arranger for, and/or as a lender under, certain term loans, letters of credit, credit facilities and other credit arrangements of Ares Management and/or certain Ares Management Affiliates and Ares Management Portfolio Companies (including acquisition financing), (iv) having provided or providing certain commodity, derivatives, foreign exchange and other trading services to Ares Management and/or certain Ares Management Affiliates and Ares Management Portfolio Companies, (v) having provided or providing certain managed investments services and products to Ares Management and/or certain Ares Management Affiliates and Ares Management Portfolio Companies and (vi) having provided or providing certain treasury management products and services to Ares Management and/or certain Ares Management Affiliates and Ares Management Portfolio Companies.

        In addition, we and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to American Capital and certain of its affiliates and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as an administrative agent, managing agent, book manager and/or arranger for, and/or as a lender under, certain term loans, letters of credit, credit facilities and other credit arrangements of American Capital and/or certain of its affiliates (including acquisition financing), (ii) having provided or providing certain derivatives, foreign exchange and other trading services to American Capital and/or certain of its affiliates, (iii) having provided or providing certain managed investments services and products to American Capital and/or certain of its affiliates and (iv) having provided or providing certain treasury management products and services to American Capital and/or certain of its affiliates. In addition, we and/or certain of our affiliates have maintained, currently are maintaining, and in the future may maintain, commercial (including vendor and/or customer) relationships with American Capital and/or certain of its affiliates.

        It is understood that this letter is for the benefit and use of the Board of Directors of ARCC (in its capacity as such) in connection with and for purposes of its evaluation of the Transaction and is not rendered to or for the benefit of Ares Management.

        Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion. The issuance of this opinion was approved by a fairness opinion review committee of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

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        Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the ARCC Consideration to be paid by ARCC in the Transaction is fair, from a financial point of view, to ARCC.

Very truly yours,

/s/ MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

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ANNEX F

Section 262 of the General Corporation Law of the State of Delaware

8 Del.C. § 262
§ 262. Appraisal rights

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title and, subject to paragraph (b)(3) of this section, § 251(h) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

          (2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 251(h), § 253 or § 267 of this title is not owned by the parent immediately prior

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  to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

          (4)   In the event of an amendment to a corporation's certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word "amendment" substituted for the words "merger or consolidation," and the word "corporation" substituted for the words "constituent corporation" and/or "surviving or resulting corporation."

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstick corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstick corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the tender or exchange offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such

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  demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the tender or exchange offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to

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the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for

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an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

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 PART C

OTHER INFORMATION

Item 15.    Indemnification.

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final adjudication as being material to the cause of action. Ares Capital's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

        Ares Capital's charter authorizes Ares Capital, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer and at Ares Capital's request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Ares Capital's bylaws obligate Ares Capital, to the maximum extent permitted by Maryland law and the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at Ares Capital's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit Ares Capital to, with the approval of the board of directors or a duly authorized committee thereof, indemnify and advance expenses to any person who served a predecessor of Ares Capital in any of the capacities described above and any of Ares Capital's employees or agents or any employees or agents of Ares Capital's predecessor. In accordance with the Investment Company Act, Ares Capital will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition to the indemnification provided for in Ares Capital's bylaws, Ares Capital has entered into indemnification agreements with each of Ares Capital's current directors and certain of Ares Capital's officers and with members of Ares Capital's investment adviser's investment committee and Ares Capital intends to enter into indemnification agreements with each of Ares Capital's future directors, members of Ares Capital's investment adviser's investment committee and certain of Ares Capital's officers. The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities which such person may incur by reason of his or her status as a present or former director or officer or member of Ares Capital's investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of Ares Capital's investment adviser's investment committee.

        Maryland law requires a corporation (unless its charter provides otherwise, which Ares Capital's charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Capital's investment adviser Ares Capital Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Ares Capital for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Capital's investment adviser's services under the investment advisory and management agreement or otherwise as an investment adviser of Ares Capital.

        The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Operations and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Ares Capital for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Operations' services under the administration agreement or otherwise as administrator for Ares Capital.

        Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of Ares Capital pursuant to the foregoing provisions, or otherwise, Ares Capital has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Ares Capital of expenses incurred or paid by a director, officer or controlling person of Ares Capital in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Ares Capital will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.    Exhibits.

(1)		Articles of Amendment and Restatement, as amended(A)

(2)		Second Amended and Restated Bylaws, as amended(B)

(3)		Not Applicable

(4)		Agreement and Plan of Merger, dated May 23, 2016, among Registrant, American Capital, Orion Acquisition Sub, Inc., Ivy Hill Asset Management, L.P., Ivy Hill Asset Management GP, LLC, American Capital Asset Management, LLC, and solely for the limited purposes set forth therein, Ares Capital Management LLC(C)

(5	)(a)	Form of Stock Certificate(D)

(5	)(b)	Form of Subscription Certificate(E)

(5	)(c)	Indenture, dated June 16, 2006, between Allied Capital Corporation and The Bank of New York, as trustee(F)

(5	)(d)	Form of Note under the Indenture, dated June 16, 2006, between Allied Capital Corporation and The Bank of New York, as trustee (contained in Exhibit (d)(4) to this Registration Statement)(F)

(5	)(e)	Third Supplemental Indenture, dated as of March 28, 2007, between Allied Capital Corporation and The Bank of New York, as trustee(G)

(5	)(f)	Form of 6.875% Notes due 2047(G)

(5	)(g)	Fourth Supplemental Indenture, dated as of April 1, 2010, among the Registrant, Allied Capital Corporation and The Bank of New York Mellon, as trustee(H)

(5	)(h)	Indenture, dated as of October 21, 2010, between the Registrant and U.S. Bank National Association, as trustee(I)

(5	)(i)	Third Supplemental Indenture, dated as of September 25, 2012, relating to the 5.875% Senior Notes due 2022, between the Registrant and U.S. Bank National Association, as trustee(J)

(5	)(j)	Form of 5.875% Senior Notes due 2022(J)

(5	)(k)	Fourth Supplemental Indenture, dated as of November 19, 2013, relating to the 4.875% Senior Notes due 2018, between the Registrant and U.S. Bank National Association, as trustee(K)

(5	)(l)	Form of 4.875% Senior Notes due 2018(K)

(5	)(m)	Fifth Supplemental Indenture, dated as of November 21, 2014, relating to the 3.875% Notes due 2020, between the Registrant and U.S. Bank National Association, as trustee(L)

(5	)(n)	Form of 3.875% Notes due 2020(L)

(5	)(o)	Indenture, dated as of March 14, 2012, between the Registrant and U.S. Bank National Association, as trustee(M)

(5	)(p)	Form of 4.875% Convertible Senior Notes due 2017(M)

(5	)(q)	Indenture, dated as of October 10, 2012, between the Registrant and U.S. Bank National Association, as trustee(N)

(5	)(r)	Form of 4.75% Convertible Senior Notes due 2018(N)

(5	)(s)	Indenture, dated as of July 19, 2013, between the Registrant and U.S. Bank National Association, as trustee(O)

(5	)(t)	Form of 4.375% Convertible Senior Notes due 2019(O)

(6	)(a)	Restated Investment Advisory and Management Agreement, dated as of June 6, 2011, between Registrant and Ares Capital Management LLC(P)

(6	)(b)	Transaction Support and Fee Waiver Agreement, dated May 23, 2016, between the Registrant and Ares Capital Management LLC(C)

(7	)(a)	Form of Underwriting Agreement for Equity Securities**

(7	)(b)	Form of Underwriting Agreement for Debt Securities**

(7	)(c)	Form of Equity Distribution Agreement**

(8)		Not Applicable

(9	)(a)	Amended and Restated Custodian Agreement, dated as of May 15, 2009, between the Registrant and U.S. Bank National Association(Q)

(9	)(b)	Amendment No. 1, dated as of December 19, 2014, to the Amended and Restated Custodian Agreement dated as of May 15, 2009, by and among the Registrant and U.S. Bank National Association(R)

(10)		Not Applicable

(11)		Opinion and Consent of Venable LLP, Maryland counsel for the Registrant**

(12)		Not Applicable

(13	)(a)	Amended and Restated Administration Agreement, dated as of June 1, 2007, between the Registrant and Ares Operations LLC(S)

(13	)(b)	Trademark License Agreement between the Registrant and Ares Management LLC(T)

(13	)(c)	Form of Indemnification Agreement between the Registrant and directors and certain officers(U)

(13	)(d)	Form of Indemnification Agreement between the Registrant and members of Ares Capital Management LLC investment committee(U)

(13	)(e)	Amended and Restated Purchase and Sale Agreement, dated as of January 22, 2010, among the Registrant, as seller, and Ares Capital CP Funding Holdings LLC, as purchaser(V)

(13	)(f)	Amendment No. 1 to Amended and Restated Purchase and Sale Agreement, dated as of June 7, 2012, among the Registrant, as seller, and Ares Capital CP Funding Holdings LLC, as purchaser(W)

(13	)(g)	Second Tier Purchase and Sale Agreement, dated as of January 22, 2010, among Ares Capital CP Funding Holdings LLC, as seller, and Ares Capital CP Funding LLC, as purchaser(V)

(13	)(h)	Amendment No. 1 to Second Tier Purchase and Sale Agreement, dated as of June 7, 2012, among Ares Capital CP Funding Holdings LLC, as seller, and Ares Capital CP Funding LLC, as purchaser(X)

(13	)(i)	Amended and Restated Sale and Servicing Agreement, dated as of January 22, 2010, among Ares Capital CP Funding LLC, as borrower, the Registrant, as servicer, Wachovia Bank, National Association, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(V)

(13	)(j)	Amendment No. 1 to the Amended and Restated Sale and Servicing Agreement, dated as of May 6, 2010, among Ares Capital CP Funding LLC, as borrower, the Registrant, as servicer, Wells Fargo Bank, National Association, as successor by merger to Wachovia Bank, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(X)

(13	)(k)	Amendment No. 2 to the Amended and Restated Sale and Servicing Agreement, dated as of January 18, 2011, among Ares Capital CP Funding LLC, as borrower, the Registrant, as servicer, Wells Fargo Bank, National Association, as successor by merger to Wachovia Bank, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities, LLC, as agent(Y)

(13	)(l)	Amendment No. 3 to the Amended and Restated Sale and Servicing Agreement, dated as of October 13, 2011, among Ares Capital CP Funding LLC, as borrower, the Registrant, as servicer and as transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, U.S. Bank National Association, as trustee, collateral custodian and bank, and Wells Fargo Securities, LLC, as agent(Z)

(13	)(m)	Amendment No. 4 to the Amended and Restated Sale and Servicing Agreement, dated as of January 18, 2012, among Ares Capital CP Funding LLC, as borrower, the Registrant, as servicer and transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, Wells Fargo Securities, LLC, as agent, and U.S. Bank National Association, as collateral custodian, trustee and bank(AA)

(13	)(n)	Amendment No. 5 to the Amended and Restated Sale and Servicing Agreement, dated as of June 7, 2012, among Ares Capital CP Funding LLC, as borrower, the Registrant, as servicer and transferor, Wells Fargo Bank, National Association (as successor by merger to Wachovia Bank, National Association), as note purchaser, Wells Fargo Securities, LLC, as agent, and U.S. Bank National Association, as collateral custodian, trustee and bank(W)

(13	)(o)	Amendment No. 6 to the Loan and Servicing Agreement, dated as of January 25, 2013, among Ares Capital CP Funding LLC, as borrower, the Registrant, as servicer and transferor, Wells Fargo Securities, LLC, as agent, and Wells Fargo Bank, National Association, as swingline lender, and the other lenders party thereto(BB)

(13	)(p)	Omnibus Amendment, dated as of May 14, 2014, among Ares Capital CP Funding LLC, Ares Capital CP Funding Holdings LLC, the Registrant, Wells Fargo Bank, National Association, as swingline lender and as a lender, Wells Fargo Securities, LLC, as agent, and U.S. Bank National Association, as trustee, bank and collateral custodian (amending the Loan and Servicing Agreement, dated as of January 22, 2010, the Amended and Restated Purchase and Sale Agreement, dated as of January 22, 2010, and the Second Tier Purchase and Sale Agreement, dated as of January 22, 2010)(CC)

(13	)(q)	Sixth Amended and Restated Senior Secured Revolving Credit Agreement, dated as of April 18, 2016, among the Registrant, the lenders party thereto, and JPMorgan Chase Bank as administrative agent(DD)

(13	)(r)	Loan and Servicing Agreement, dated as of January 20, 2012, among Ares Capital JB Funding LLC, as borrower, the Registrant, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, collateral agent and lender, and U.S. Bank National Association, as collateral custodian and bank(EE)

(13	)(s)	Purchase and Sale Agreement, dated as of January 20, 2012, between Ares Capital JB Funding LLC, as purchaser, and the Registrant, as seller(EE)

(13	)(t)	Omnibus Amendment No. 1, dated as of September 14, 2012, among Ares Capital JB Funding LLC, as borrower, the Registrant, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, lender and collateral agent, and U.S. Bank National Association, as collateral custodian and bank (amending the Loan and Servicing Agreement, dated as of January 20, 2012, and the Purchase and Sale Agreement, dated as of January 20, 2012)(FF)

(13	)(u)	Omnibus Amendment No. 2, dated as of December 20, 2013, among Ares Capital JB Funding LLC, as borrower, the Registrant, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, lender and collateral agent, and U.S. Bank National Association, as collateral custodian and bank (amending the Loan and Servicing Agreement, dated as of January 20, 2012, and the Purchase and Sale Agreement, dated as of January 20, 2012)(GG)

(13	)(v)	Omnibus Amendment No. 3, dated as of June 30, 2015, among Ares Capital JB Funding LLC, as borrower, the Registrant, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, lender and collateral agent, and U.S. Bank National Association, as collateral custodian and bank (amending the Loan and Servicing Agreement, dated as of January 20, 2012, and the Purchase and Sale Agreement, dated as of January 20, 2012)(HH)

(13	)(w)	Dividend Reinvestment Plan of the Registrant(II)

(14	)(a)	Consent of independent registered public accounting firm for the Registrant*

(14	)(b)	Consent of independent registered public accounting firm for American Capital, Ltd., for audited financial statements*

(14	)(c)	Consent of independent registered public accounting firm for the Registrant relating to the financial statements of Senior Secured Loan Fund LLC*

(14	)(d)	Report of independent registered public accounting firm for the Registrant, regarding "senior securities" table contained herein(JJ)

(14	)(e)	Report of independent registered public accounting firm for American Capital, Ltd., regarding "senior securities" table contained herein*

(15)		Financial Statements of Senior Secured Loan Fund LLC as of and for the years ended December 31, 2015 and December 31, 2014 (audited)(KK)

(16)		Power of Attorney (included on signature page hereto)

(17	)(a)	Form of Proxy Card of American Capital, Ltd.**

(17	)(b)	Form of Proxy Card of Ares Capital Corporation**

(17	)(c)	Consent of Bank of America/Merrill Lynch, Pierce, Fenner & Smith Incorporated*

(17	)(d)	Consent of Wells Fargo Securities, LLC*

(17	)(e)	Consent of Goldman, Sachs & Co.*

(17	)(f)	Consent of Credit Suisse Securities (USA) LLC*

*
Filed herewith.

**
To be filed by amendment.

(A)
Incorporated by reference to Exhibit 3.1 to the Registrant's Form 10-K (File No. 814-00663) for the year ended December 31, 2015, filed on February 24, 2016.

(B)
Incorporated by reference to Exhibit 3.2 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2010, filed on August 5, 2010.

(C)
Incorporated by reference to Exhibits 2.1 and 99.1, as applicable to the Registrant's Form 8-K (File No. 814-00663), filed on May 26, 2016.

(D)
Incorporated by reference to Exhibit (d) to the Registrant's pre effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114656), filed on September 28, 2004.

(E)
Incorporated by reference to Exhibit (d)(4) to the Registrant's pre effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-149139), filed on April 9, 2008.

(F)
Incorporated by reference to Exhibit d.2 to Allied Capital's Registration Statement under the Securities Act of 1933, as amended, on Form N 2/A (File No. 333-133755), filed on June 21, 2006.

(G)
Incorporated by reference to Exhibits d.8 and d.9, as applicable, to Allied Capital's post effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2/A (File No. 333-133755), filed on March 28, 2007.

(H)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on April 7, 2010.

(I)
Incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-K (File No. 814-00663), filed on October 22, 2010.

(J)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on September 25, 2012.

(K)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on November 19, 2013.

(L)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on November 21, 2014.

(M)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on March 14, 2012.

(N)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on October 10, 2012.

(O)
Incorporated by reference to Exhibits 4.1 and 4.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on July 19, 2013.

(P)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on June 8, 2011.

(Q)
Incorporated by reference to Exhibit (j) to the Registrant's pre effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-158211), filed on May 28, 2009.

(R)
Incorporated by reference to Exhibit 10.5 to the Registrant's Form 10-K (File No. 814-00663) for the year ended December 31, 2014, filed on February 26, 2015.

(S)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended June 30, 2007, filed on August 9, 2007.

(T)
Incorporated by reference to Exhibit (k)(3) to the Registrant's pre effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114656), filed on September 17, 2004.

(U)
Incorporated by reference to Exhibits (k)(3), (k)(4) and (r), as applicable, to the Registrant's Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-188175), filed on April 26, 2013.

(V)
Incorporated by reference to Exhibits 10.2 through 10.4, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 25, 2010.

(W)
Incorporated by reference to Exhibits 10.1 through 10.3, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on June 8, 2012.

(X)
Incorporated by reference to Exhibit 10.5 to the Registrant's Form 10-Q (File No. 814-00663) for the quarter ended March 31, 2010, filed on May 10, 2010.

(Y)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 19, 2011.

(Z)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on October 14, 2011.

(AA)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 19, 2012.

(BB)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on January 28, 2013.

(CC)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on May 15, 2014.

(DD)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on April 18, 2016.

(EE)
Incorporated by reference to Exhibits 10.1 and 10.2, as applicable, to the Registrant's Form 8-K (File No. 814-00663), filed on January 24, 2012.

(FF)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on September 17, 2012.

(GG)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on December 23, 2013.

(HH)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on July 1, 2015.

(II)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K (File No. 814-00663), filed on February 27, 2012.

(JJ)
Incorporated by reference to Exhibit 99.(n)(2) to the Registrant's Registration Statement under the Securities Act of 1933, on Form N-2 (File No. 333-212142), filed on June 21, 2016.

(KK)
Incorporated by reference to Exhibit 99.1 to the Registrant's Form 10-K (File No. 814-00663), filed on February 24, 2016.

Item 17.    Undertakings.

        (1)   The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

        (2)   The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

 SIGNATURES

        As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 20th day of July, 2016.

ARES CAPITAL CORPORATION
By:	/s/ R. KIPP DEVEER R. Kipp deVeer Chief Executive Officer

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints R. Kipp deVeer, Penni F. Roll, Joshua M. Bloomstein and Michael D. Weiner and each of them acting individually, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement on Form N-14, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

SIGNATURE	TITLE	DATE

/s/ R. KIPP DEVEER R. Kipp deVeer	Chief Executive Officer and Director (principal executive officer)	July 20, 2016
/s/ PENNI F. ROLL Penni F. Roll	Chief Financial Officer (principal financial officer)	July 20, 2016
/s/ SCOTT C. LEM Scott C. Lem	Chief Accounting Officer, Vice President and Treasurer (principal accounting officer)	July 20, 2016
/s/ MICHAEL J AROUGHETI Michael J Arougheti	Co-Chairman and Director	July 20, 2016

SIGNATURE	TITLE	DATE

/s/ STEVE BARTLETT Steve Bartlett	Director	July 20, 2016
/s/ ANN TORRE BATES Ann Torre Bates	Director	July 20, 2016
/s/ DANIEL G. KELLY, JR. Daniel G. Kelly, Jr.	Director	July 20, 2016
/s/ STEVEN B. MCKEEVER Steven B. McKeever	Director	July 20, 2016
/s/ ROBERT L. ROSEN Robert L. Rosen	Director	July 20, 2016
/s/ BENNETT ROSENTHAL Bennett Rosenthal	Co-Chairman and Director	July 20, 2016
/s/ ERIC B. SIEGEL Eric B. Siegel	Director	July 20, 2016

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MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

ABOUT THIS DOCUMENT
QUESTIONS AND ANSWERS ABOUT THE AMERICAN CAPITAL ANNUAL MEETING, THE ARES CAPITAL SPECIAL MEETING AND THE TRANSACTIONS
SUMMARY
RISK FACTORS
COMPARATIVE FEES AND EXPENSES
SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF AMERICAN CAPITAL
AMERICAN CAPITAL, LTD. SELECTED CONSOLIDATED FINANCIAL DATA As of and For the Three Months Ended March 31, 2016 and March 31, 2015 and As of and For the Years Ended December 31, 2015, 2014, 2013, 2012 and 2011 (dollar amounts in millions, except per share data and as otherwise indicated)
AMERICAN CAPITAL SELECTED QUARTERLY DATA (Unaudited) (dollar amounts in thousands, except per share data)
SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF ARES CAPITAL
ARES CAPITAL AND SUBSIDIARIES SELECTED FINANCIAL DATA As of and For the Three Months Ended March 31, 2016 and March 31, 2015, and As of and For the Years Ended December 31, 2015, 2014, 2013, 2012 and 2011 (dollar amounts in millions, except per share data and as otherwise indicated)
ARES CAPITAL SELECTED QUARTERLY DATA (Unaudited) (dollar amounts in thousands, except per share data)
UNAUDITED SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA
UNAUDITED PRO FORMA PER SHARE DATA
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
THE ANNUAL MEETING OF AMERICAN CAPITAL
THE AMERICAN CAPITAL BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT AMERICAN CAPITAL STOCKHOLDERS VOTE
THE SPECIAL MEETING OF ARES CAPITAL
THE ARES CAPITAL BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT ARES CAPITAL STOCKHOLDERS VOTE
AMERICAN CAPITAL AND ARES CAPITAL PROPOSAL #1: ADOPTION OF THE MERGER AGREEMENT AND ISSUANCE OF ARES CAPITAL COMMON STOCK PURSUANT TO THE MERGER AGREEMENT
DESCRIPTION OF THE MERGER AGREEMENT
ACCOUNTING TREATMENT
MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
Ares Capital Corporation and Subsidiaries Pro Forma Condensed Consolidated Balance Sheet As of March 31, 2016 Unaudited (in millions, except share and per share data)
Ares Capital Corporation and Subsidiaries Pro Forma Condensed Consolidated Statement of Operations For the Three Months Ended March 31, 2016 Unaudited (in millions, except share and per share data)
Ares Capital Corporation and Subsidiaries Pro Forma Condensed Consolidated Statement of Operations For the Year Ended December 31, 2015 Unaudited (in millions, except share and per share data)
Ares Capital Corporation and Subsidiaries Pro Forma Schedule of Investments Unaudited As of March 31, 2016 (Dollar Amounts in Millions)
CAPITALIZATION
AMERICAN CAPITAL PROPOSAL #2: ADVISORY (NON-BINDING) VOTE ON COMPENSATION
AMERICAN CAPITAL PROPOSAL #3 AND ARES CAPITAL PROPOSAL #2: POSSIBLE ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES, IF NECESSARY OR APPROPRIATE
AMERICAN CAPITAL BOARD OF DIRECTORS AND GOVERNANCE MATTERS
CORPORATE GOVERNANCE HIGHLIGHTS
AMERICAN CAPITAL PROPOSAL #4: ELECTION OF DIRECTORS
AMERICAN CAPITAL PROPOSAL #5: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
AMERICAN CAPITAL EXECUTIVE COMPENSATION
Total Realized Compensation
2015 NEO Compensation Mix
REPORT OF THE AUDIT, COMPLIANCE AND VALUATION COMMITTEE OF AMERICAN CAPITAL
MARKET PRICE, DIVIDEND AND DISTRIBUTION INFORMATION
BUSINESS OF ARES CAPITAL
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF ARES CAPITAL
SENIOR SECURITIES OF ARES CAPITAL (dollar amounts in thousands, except per unit data)
PORTFOLIO COMPANIES OF ARES CAPITAL
ARES CAPITAL AND SUBSIDIARIES PORTFOLIO COMPANIES As of March 31, 2016 (dollar amounts in thousands)
MANAGEMENT OF ARES CAPITAL
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF ARES CAPITAL
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF ARES CAPITAL
BUSINESS OF AMERICAN CAPITAL
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AMERICAN CAPITAL (in millions, except per share data)
SENIOR SECURITIES OF AMERICAN CAPITAL (dollar amounts in thousands, except per unit data)
PORTFOLIO COMPANIES OF AMERICAN CAPITAL
MANAGEMENT OF AMERICAN CAPITAL
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF AMERICAN CAPITAL
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF AMERICAN CAPITAL
DESCRIPTION OF AMERICAN CAPITAL 'S CAPITAL STOCK
DESCRIPTION OF ARES CAPITAL 'S CAPITAL STOCK
ARES CAPITAL DIVIDEND REINVESTMENT PLAN
AMERICAN CAPITAL DIVIDEND REINVESTMENT PLAN
COMPARISON OF STOCKHOLDER RIGHTS
REGULATION OF ARES CAPITAL
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR OF AMERICAN CAPITAL
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR OF ARES CAPITAL
BROKERAGE ALLOCATION AND OTHER PRACTICES
LEGAL MATTERS
EXPERTS
APPRAISAL RIGHTS OF AMERICAN CAPITAL STOCKHOLDERS
OTHER MATTERS
STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2017 ANNUAL MEETING
STOCKHOLDERS SHARING AN ADDRESS
WHERE YOU CAN FIND MORE INFORMATION
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
Report of Independent Registered Public Accounting Firm
ARES CAPITAL CORPORATION AND SUBSIDIARIES CONSOLIDATED SCHEDULE OF INVESTMENTS As of December 31, 2014 (dollar amounts in thousands)
ARES CAPITAL CORPORATION AND SUBSIDIARIES CONSOLIDATED SCHEDULE OF INVESTMENTS As of December 31, 2015 (dollar amounts in thousands)
ARES CAPITAL CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENT OF CASH FLOWS (in thousands) (unaudited)
Report of Independent Registered Public Accounting Firm
AMERICAN CAPITAL, LTD. CONSOLIDATED BALANCE SHEETS (in millions, except per share amounts)
AMERICAN CAPITAL, LTD. CONSOLIDATED STATEMENTS OF OPERATIONS (in millions, except per share data)
AMERICAN CAPITAL, LTD. CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (in millions, except per share data)
AMERICAN CAPITAL, LTD. CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (in millions, except per share data)
AMERICAN CAPITAL, LTD. CONSOLIDATED STATEMENTS OF CASH FLOWS (in millions)
AMERICAN CAPITAL, LTD. CONSOLIDATED FINANCIAL HIGHLIGHTS (in millions, except per share data)
AMERICAN CAPITAL, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS December 31, 2014 (in millions, except share data)
December 31, 2014 (in millions, except share data)
  Schedule 12-14
AMERICAN CAPITAL, LTD. SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES As of and for the year ended December 31, 2015 (in millions)
AMERICAN CAPITAL, LTD. CONSOLIDATED BALANCE SHEETS (in millions, except per share amounts)
AMERICAN CAPITAL, LTD. CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited) (in millions, except per share data)
AMERICAN CAPITAL, LTD. CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (unaudited) (in millions, except per share data)
AMERICAN CAPITAL, LTD. CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (unaudited) (in millions, except per share data)
AMERICAN CAPITAL, LTD. CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited) (in millions)
AMERICAN CAPITAL, LTD. CONSOLIDATED FINANCIAL HIGHLIGHTS (unaudited) (in millions, except per share data)
March 31, 2016 (unaudited) (in millions, except share data)
AMERICAN CAPITAL, LTD. CONSOLIDATED SCHEDULE OF INVESTMENTS December 31, 2015 (in millions, except share data)
  ANNEX A
AGREEMENT AND PLAN OF MERGER

W I T N E S S E T H
ARTICLE I THE MERGERS
ARTICLE II EFFECT OF THE MERGERS ON CAPITAL STOCK; EXCHANGE OF CERTIFICATES
ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND SUBSIDIARY ADVISER
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT, PARENT EXTERNAL ADVISER, IHAM AND ACQUISITION SUB
ARTICLE V COVENANTS AND AGREEMENTS
ARTICLE VI
CONDITIONS TO THE MERGERS
ARTICLE VII
TERMINATION, AMENDMENT AND WAIVER
ARTICLE VIII GENERAL PROVISIONS
APPENDIX A DEFINITIONS
  ANNEX B
  ANNEX C
  ANNEX D
  ANNEX E
ANNEX F Section 262 of the General Corporation Law of the State of Delaware 8 Del.C. § 262 § 262. Appraisal rights
PART C OTHER INFORMATION
  Item 15. Indemnification.
  Item 16. Exhibits.
  Item 17. Undertakings.
SIGNATURES
POWER OF ATTORNEY